UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Exponential Technologies ETF | XT | NYSE Arca
➢	iShares North American Natural Resources ETF | IGE | NYSE Arca
➢	iShares North American Tech ETF | IGM | NYSE Arca
➢	iShares North American Tech-Multimedia Networking ETF | IGN | NYSE Arca
➢	iShares North American Tech-Software ETF | IGV | NYSE Arca
➢	iShares PHLX Semiconductor ETF | SOXX | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.91%	1.95%	1.94%

The inception date of the Fund was 3/19/15. The first day of secondary market trading was 3/23/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/19/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,019.10	$1.11	$1,000.00	$1,017.30	$1.11	0.30%

[a]	The beginning of the period (commencement of operations) is March 19, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (134 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 19, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 1.91%, net of fees, while the total return for the Index was 1.94%.

Equities represented by the Index delivered positive returns during the reporting period. The Index’s largest sector weightings during the reporting period were in information technology and healthcare, primarily in the United States. Seeking exposure to groundbreaking innovation also led to meaningful allocations to the telecommunication services, industrials, and financials sectors, as well as allocations in the United Kingdom and France.

Generally improving global economic conditions helped drive gains in the technology sector, as the strengthening economy created expectations of increased technology spending by individual consumers and companies. The technology industry continued to expand on several innovative themes, including developing new insights through analyzing the vast supply of data stored by businesses and consumers. A wide range of businesses — finance, healthcare, marketing, and retail — continued to seek analytical solutions using “big data.” Technology companies also continued to develop social media and “smart” products that communicate through wireless connectivity, often referred to as “the internet of things.” Other groundbreaking innovations included tentative progress toward commercial use of aerial drones, solutions in alternative energy and resource usage, and wearable devices.

The healthcare sector’s performance reflected the strong pace of innovation and acquisitions in the sector. Many biotechnology companies successfully pursued innovative advances in medical science during the reporting period, delivering many new treatments for a variety of diseases and health conditions. Large pharmaceutical companies have been eager to acquire biotechnology companies, in an effort to supplement their portfolios of older pharmaceuticals facing loss of patent protection. Medical-device companies continued to develop solutions ranging from robotics to new devices for administering medicine and patient care.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Information Technology	30.63%
Health Care	29.70
Telecommunication Services	12.63
Industrials	11.17
Financials	5.12
Consumer Discretionary	4.79
Materials	3.22
Energy	2.19
Utilities	0.55

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

United States	66.17%
United Kingdom	5.15
France	4.31
Germany	3.70
Switzerland	3.25
Australia	1.96
Canada	1.90
Japan	1.83
Netherlands	1.55
Denmark	1.15

TOTAL	90.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(29.99)%	(30.02)%	(29.73)%	(29.99)%	(30.02)%	(29.73)%
5 Years	1.64%	1.64%	2.14%	8.47%	8.47%	11.15%
10 Years	3.40%	3.40%	3.91%	39.77%	39.72%	46.70%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$904.10	$2.22	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

The iShares North American Natural Resources ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the natural resources sector, as represented by the S&P North American Natural Resources Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -29.99%, net of fees, while the total return for the Index was -29.73%.

North American natural resources stocks, as represented by the Index, fell sharply during the reporting period amid falling energy prices.

Stocks related to the oil and gas industry followed energy prices downward for most of the reporting period. Demand for oil was curtailed by slowing economies, particularly in China, as well as energy efficiency progress in developed countries. Record-breaking oil and gas production in the U.S., along with a decision by the Organization of Petroleum Exporting Countries (OPEC) to maintain production despite falling prices, exacerbated the pricing pressures.

The energy sector, which composed approximately 85% of the Index on average, was the Index’s worst performer. The sector’s two industry groups (energy equipment and services; and oil, gas and consumable fuels) both recorded double-digit declines amid plummeting oil prices. Oil and gas exploration and production companies, faced with the need to reduce drilling rig counts and cut costs, were particularly hard hit.

The materials sector also detracted from Index performance during the reporting period. Within the sector, metals and mining was the worst-performing industry, hindered by falling demand from China and a decline in gold prices linked to expectations of an interest rate hike by the Fed.

On the positive side, the industrials sector contributed to Index performance during the reporting period due to the strong return of its sole constituent, a leading business distribution and logistics company. However, as the sector represented only 0.01% of the Index on average during the reporting period, its gain had minimal impact on performance.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	68.30%
Energy Equipment & Services	16.82
Metals & Mining	6.04
Containers & Packaging	5.46
Paper & Forest Products	1.73
Construction Materials	1.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Exxon Mobil Corp.	8.02%
Chevron Corp.	7.54
Schlumberger Ltd.	6.75
ConocoPhillips	3.98
Kinder Morgan Inc./DE	3.86
Occidental Petroleum Corp.	3.46
Phillips 66	2.77
EOG Resources Inc.	2.72
Suncor Energy Inc.	2.61
Anadarko Petroleum Corp.	2.42

TOTAL	44.13%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.70%	13.75%	14.20%	13.70%	13.75%	14.20%
5 Years	16.58%	16.60%	17.11%	115.33%	115.55%	120.29%
10 Years	9.45%	9.46%	9.95%	146.78%	146.92%	158.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,100.90	$2.45	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH ETF

The iShares North American Tech ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the technology sector, as represented by the S&P North American Technology Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 13.70%, net of fees, while the total return for the Index was 14.20%.

North American technology stocks, as represented by the Index, delivered strong returns during the reporting period, outperforming the broader equity market.

Improving U.S. economic conditions helped drive Index gains, as the strengthening economy created expectations of increased technology spending by companies and individual consumers.

Software and services stocks, which represented an average of 55% of the Index’s information technology sector, made the largest contribution to the Index’s return during the reporting period as the industry benefited from the continuing shift toward cloud computing. The global cloud computing market increased by 26% between 2013 and 2014, and industry analysts forecasted an additional 23% increase in 2015.

The technology hardware and equipment industry also contributed meaningfully to the Index’s return. Companies in this industry benefited from growing global demand for smartphones, which rose 30% between the fourth quarter of 2013 and the fourth quarter of 2014. In the first quarter of 2015, however, global sales slowed. Smartphone shipments to China decreased for the first time in nine years, as the market reached its saturation point.

Growing demand for smartphones also benefited semiconductor and semiconductor equipment companies, whose stocks contributed positively to Index performance. Increased chip content in automobiles, combined with strong vehicle production growth, boosted revenues for automotive chips during the reporting period. On the negative side, demand for personal computers, tablets and televisions, which all use semiconductor chips, declined for the reporting period.

The Index’s modest consumer discretionary sector weighting also contributed to Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Software	20.78%
IT Services	18.58
Internet Software & Services	17.21
Technology Hardware, Storage & Peripherals	12.25
Semiconductors & Semiconductor Equipment	11.62
Internet & Catalog Retail	8.03
Communications Equipment	7.93
Electronic Equipment, Instruments & Components	3.60

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Microsoft Corp.	8.52%
Apple Inc.	7.99
Amazon.com Inc.	4.76
Facebook Inc. Class A	4.61
Google Inc. Class A	4.38
Google Inc. Class C	4.18
International Business Machines Corp.	3.45
Visa Inc. Class A	3.39
Cisco Systems Inc.	3.36
Intel Corp.	3.20

TOTAL	47.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.31%	16.31%	16.82%	16.31%	16.31%	16.82%
5 Years	8.41%	8.42%	8.74%	49.75%	49.84%	52.03%
10 Years	3.29%	3.28%	3.80%	38.18%	38.12%	45.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,130.40	$2.48	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

The iShares North American Tech-Multimedia Networking ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the multimedia and networking technology sectors, as represented by the S&P North American Technology Multimedia Networking IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 16.31%, net of fees, while the total return for the Index was 16.82%.

North American multimedia and networking stocks, as represented by the Index, delivered strong returns during the reporting period, outperforming the broader equity market.

Improving economic conditions generally helped to drive technology sector gains, as the strengthening U.S. economy created expectations of increased technology spending by companies and individual consumers. Stocks within the Index also benefited from an improving global economy.

Index constituents include makers of communications equipment such as cell phones, wireless and landline infrastructure, digital subscriber lines, and cable modems and networking devices. As economic conditions improved during the course of the reporting period, demand for multimedia and networking products picked up as well.

A key trend was growing demand for smartphones, with global sales reaching a record level in the fourth quarter of 2014, a 30% increase from the fourth quarter of 2013. As of March 31, 2015, 77% of American adults owned a smartphone, with many using the devices for text messaging, internet access, and email, as well as traditional voice functionality.

In addition to smartphones, the industry saw new mobile devices coming to market, particularly so-called “wearables.” These devices include watches, eyeglasses, and fitness apparel, all incorporating advanced electronic technologies. This category of mobile devices remained in an early stage, however, with various issues to be resolved before they earn wider acceptance.

Among wireless providers, fierce competition for customers continued throughout the reporting period, with companies competing on price and offering a variety of new data plans and promotions.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Communications Equipment	100.00%

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Palo Alto Networks Inc.	9.18%
Motorola Solutions Inc.	8.86
Juniper Networks Inc.	8.78
Cisco Systems Inc.	8.50
QUALCOMM Inc.	8.22
F5 Networks Inc.	4.84
Harris Corp.	4.82
CommScope Holding Co. Inc.	4.60
ARRIS Group Inc.	4.39
Infinera Corp.	4.27

TOTAL	66.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.10%	21.10%	21.65%	21.10%	21.10%	21.65%
5 Years	17.00%	17.01%	17.50%	119.24%	119.37%	123.96%
10 Years	9.90%	9.90%	10.36%	157.05%	157.10%	168.05%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,145.30	$2.50	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

The iShares North American Tech-Software ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the software sector, as represented by the S&P North American Technology Software IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 21.10%, net of fees, while the total return for the Index was 21.65%.

North American technology software stocks, as represented by the Index, delivered strong returns during the reporting period, outperforming the broader equity market.

Improving economic conditions generally helped drive technology sector gains, as the strengthening U.S. economy created expectations of increased technology spending by companies and individual consumers. Initial public offering (“IPO”) activity was another driver of growth. During 2014, a total of 55 technology companies went public, raising $32 billion. In the first half of 2015, the number of IPOs dropped to 16, partly due to an increase in private fundraising.

Application software companies performed well during the reporting period, benefiting from a continuing shift toward cloud computing. The cloud computing market, in turn, had an impact on mobile computing, another growing trend in the application software industry. Importantly, cloud computing has enabled mobile computing to be incorporated not only into smartphones and tablets, but also a variety of other devices, including so-called “wearables,” a group that includes watches, eyeglasses, and fitness apparel. This category of devices remained in an early stage during the reporting period, however, with various issues to be resolved before they earn wider acceptance.

The systems software industry, composing roughly one-third of the Index on average, also performed well during the reporting period, benefiting from expectations of greater corporate enterprise spending. Stocks in the home entertainment industry, at less than 10% of the Index on average, collectively posted strong returns.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Application Software	57.78%
Systems Software	33.83
Home Entertainment Software	8.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

salesforce.com inc.	8.54%
Microsoft Corp.	8.49
Adobe Systems Inc.	8.27
Oracle Corp.	7.61
Intuit Inc.	6.19
Electronic Arts Inc.	4.72
Symantec Corp.	3.29
Red Hat Inc.	3.08
Activision Blizzard Inc.	2.75
Citrix Systems Inc.	2.57

TOTAL	55.51%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® PHLX SEMICONDUCTOR ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.65%	7.71%	8.23%	7.65%	7.71%	8.23%
5 Years	15.12%	15.14%	15.60%	102.21%	102.35%	106.46%
10 Years	5.01%	5.01%	5.42%	63.02%	63.10%	69.48%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through October 14, 2010 reflects the performance of the S&P North American Technology-Semiconductors Index. Index performance beginning on October 15, 2010 reflects the performance of the PHLX Semiconductor Sector Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$996.20	$2.33	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® PHLX SEMICONDUCTOR ETF

The iShares PHLX Semiconductor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the semiconductor sector, as represented by the PHLX Semiconductor Sector IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 7.65%, net of fees, while the total return for the Index was 8.23%.

Domestic semiconductor stocks, as represented by the Index, delivered solid returns during the reporting period.

Improving U.S. economic conditions generally helped to drive gains in the technology sector during the reporting period, as the strengthening economy created expectations of increased technology spending by companies and individual consumers. This growth dynamic in turn helped semiconductor and semiconductor equipment manufacturers to deliver positive results during the reporting period.

The semiconductor group also faced challenges, however. On the positive side, demand for smartphones rose for part of the reporting period, with global sales reaching a record level in the fourth quarter of 2014. In the first quarter of 2015, however, global smartphone sales slowed, with shipments to China decreasing for the first time in nine years as the market reached a saturation point. Greater semiconductor chip content in automobiles, combined with strong vehicle production growth, boosted revenues for automotive chip makers during the reporting period.

Rising demand for semiconductors also came from the growing use of chips to provide Internet connectivity for everyday devices such as coffee makers, washing machines, and office equipment.

On the negative side, demand for personal computers, tablets and televisions, all of which use semiconductor chips, declined during the reporting period.

Stocks in the smaller information technology component of the Index, which comprises technology hardware, along with storage and peripheral devices, produced negative returns during the reporting period, as the two major holdings in these segments saw their stock prices decline on lower earnings forecasts.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Semiconductors	74.29%
Semiconductor Equipment	13.97
Communications Equipment	8.52
Technology Hardware, Storage & Peripherals	3.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

QUALCOMM Inc.	8.52%
Texas Instruments Inc.	8.24
Intel Corp.	7.74
Avago Technologies Ltd.	7.13
Broadcom Corp. Class A	6.22
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.20
Skyworks Solutions Inc.	4.03
NXP Semiconductors NV	3.98
Applied Materials Inc.	3.98
Analog Devices Inc.	3.96

TOTAL	58.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 or commencement of operations, as applicable and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.70%

AUSTRALIA — 1.96%
AGL Energy Ltd.	306,910	$3,759,329
M2 Group Ltd.	482,442	3,911,267
Origin Energy Ltd.	359,566	2,994,297
Rio Tinto Ltd.	72,862	2,828,339

		13,493,232
BELGIUM — 0.92%
Proximus	86,162	3,264,275
UCB SA	39,360	3,064,087

		6,328,362
BRAZIL — 0.82%
Embraer SA ADR	91,496	2,548,163
Oi SA ADR[a]	789,499	1,081,614
TIM Participacoes SA ADR	148,426	2,020,078

		5,649,855
CANADA — 1.89%
BlackBerry Ltd.[a]	326,058	2,541,395
Bombardier Inc. Class B	919,718	1,152,343
CGI Group Inc. Class Aa	92,014	3,455,785
Valeant Pharmaceuticals International Inc.[a]	22,868	5,894,230

		13,043,753
CHINA — 0.48%
Belle International Holdings Ltd.	3,184,000	3,310,377

		3,310,377
DENMARK — 1.14%
H Lundbeck A/Sa	155,306	3,693,190
Novo Nordisk A/S Class B	71,266	4,204,067

		7,897,257
FRANCE — 4.30%
Airbus Group SE	63,290	4,517,218
BioMerieux SA	30,848	3,599,104
Bouygues SA	88,822	3,279,182
Cap Gemini SA	45,212	4,348,364
Orange SA	191,482	3,159,633
Sanofi	35,626	3,856,236
STMicroelectronics NV	440,426	3,467,059
Vivendi SA	129,254	3,418,069

		29,644,865
GERMANY — 3.69%
BASF SE	37,754	3,276,518
Bayer AG Registered	22,868	3,393,186

Security	Shares	Value
Deutsche Boerse AG	45,730	$4,174,864
Deutsche Telekom AG Registered	205,838	3,741,062
Infineon Technologies AG	309,042	3,484,448
Merck KGaA	33,508	3,428,915
QIAGEN NVa	140,410	3,959,745

		25,458,738
INDIA — 1.02%
Infosys Ltd. ADR	208,528	3,526,208
Wipro Ltd. ADR	284,596	3,517,607

		7,043,815
IRELAND — 1.10%
Endo International PLC[a]	46,798	4,096,697
Medtronic PLC	44,138	3,459,978

		7,556,675
ITALY — 0.54%
Telecom Italia SpA[a]	2,824,546	3,760,444

		3,760,444
JAPAN — 1.82%
KDDI Corp.	158,800	4,038,092
Nippon Telegraph & Telephone Corp.	105,600	4,060,096
NTT DOCOMO Inc.	212,000	4,473,740

		12,571,928
NETHERLANDS — 1.55%
ASM International NV	77,122	3,492,260
ASML Holding NV	30,306	3,034,953
Koninklijke KPN NV	1,039,898	4,136,154

		10,663,367
NEW ZEALAND — 0.48%
Fisher & Paykel Healthcare Corp. Ltd.	671,314	3,344,654

		3,344,654
NORWAY — 0.83%
REC Silicon ASA[a]	11,918,296	2,150,875
Telenor ASA	162,746	3,587,726

		5,738,601
PORTUGAL — 0.13%
Pharol SGPS SA Registered[a]	2,338,882	878,599

		878,599
RUSSIA — 0.46%
Mobile TeleSystems PJSC ADR	383,548	3,145,094

		3,145,094

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2015

Security	Shares	Value
SOUTH KOREA — 0.39%
Samsung Electronics Co. Ltd. GDR	5,312	$2,693,184

		2,693,184
SPAIN — 1.01%
Grifols SA	81,910	3,637,126
Telefonica SA	216,660	3,336,914

		6,974,040
SWEDEN — 0.82%
Tele2 AB Class B	262,230	2,744,495
TeliaSonera AB	478,698	2,927,876

		5,672,371
SWITZERLAND — 3.24%
Actelion Ltd. Registered	27,124	4,032,900
Lonza Group AG Registered	28,710	4,185,070
Novartis AG Registered	34,562	3,610,472
Roche Holding AG	11,154	3,239,082
Swisscom AG Registered	5,312	3,106,174
Syngenta AG Registered	10,100	4,182,499

		22,356,197
UNITED KINGDOM — 5.14%
ARM Holdings PLC	219,146	3,443,713
AstraZeneca PLC	44,670	3,011,367
BAE Systems PLC	460,122	3,447,935
BT Group PLC	516,490	3,743,388
GlaxoSmithKline PLC	148,934	3,244,466
London Stock Exchange Group PLC	97,334	3,965,842
Rio Tinto PLC	76,058	2,951,191
Shire PLC	45,202	4,006,544
Sky PLC	226,594	4,031,041
Vodafone Group PLC	955,838	3,607,400

		35,452,887
UNITED STATES — 65.97%
3M Co.	20,208	3,058,279
AbbVie Inc.	49,458	3,462,555
Accenture PLC Class A	39,350	4,057,379
Advanced Micro Devices Inc.[a]	1,354,971	2,615,094
Agilent Technologies Inc.	80,314	3,288,858
Akorn Inc.[a]	78,182	3,604,972
Alexion Pharmaceuticals Inc.[a]	17,016	3,359,639
Alliance Data Systems Corp.[a]	11,696	3,216,868
Alnylam Pharmaceuticals Inc.[a]	31,912	4,066,546
Altera Corp.	86,694	4,305,224
Amazon.com Inc.[a]	10,632	5,700,347
AMETEK Inc.	65,950	3,498,648

Security	Shares	Value
Amgen Inc.	19,676	$3,474,585
Amphenol Corp. Class A	61,690	3,479,933
Analog Devices Inc.	57,971	3,381,448
Apple Inc.	29,242	3,547,055
Applied Materials Inc.	155,886	2,706,181
Arrow Electronics Inc.[a]	68,631	3,990,893
AT&T Inc.	100,526	3,492,273
Avnet Inc.	85,120	3,552,058
Baxter International Inc.	82,524	3,307,562
Biogen Inc.[a]	9,568	3,050,087
BioMarin Pharmaceutical Inc.[a]	35,104	5,134,662
BlackRock Inc.[b]	9,568	3,217,910
Boeing Co. (The)	26,582	3,832,327
Bristol-Myers Squibb Co.	54,778	3,595,628
Broadcom Corp. Class A	78,721	3,984,070
Cablevision Systems Corp. Class A	163,291	4,608,072
CBOE Holdings Inc.	51,586	3,197,300
Celgene Corp.[a]	28,188	3,699,675
CH Robinson Worldwide Inc.	44,148	3,096,982
Charles River Laboratories International Inc.[a]	51,064	3,963,588
Charles Schwab Corp. (The)	111,698	3,896,026
Cisco Systems Inc.	119,146	3,386,129
CME Group Inc./IL	36,700	3,524,668
Cognizant Technology Solutions Corp. Class Aa	63,818	4,026,916
Computer Sciences Corp.	52,118	3,410,081
Covanta Holding Corp.	140,946	2,782,274
Danaher Corp.	38,286	3,505,466
Discover Financial Services	52,651	2,938,452
Dover Corp.	47,863	3,066,582
Dow Chemical Co. (The)	74,458	3,503,994
Dun & Bradstreet Corp. (The)	28,178	3,515,769
eBay Inc.[a]	137,353	3,862,366
EI du Pont de Nemours & Co.	47,332	2,639,232
Eli Lilly & Co.	46,266	3,909,940
EMC Corp./MA	118,624	3,189,799
Emerson Electric Co.	54,778	2,834,762
Facebook Inc. Class Aa	40,956	3,850,274
FactSet Research Systems Inc.	23,932	3,964,575
First Solar Inc.[a]	80,854	3,581,832
FMC Technologies Inc.[a]	77,121	2,526,484
General Electric Co.	129,250	3,373,425
Gilead Sciences Inc.	30,848	3,635,745
Google Inc. Class Aa	6,376	4,192,220

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2015

Security	Shares	Value
Halliburton Co.	87,762	$3,667,574
Hologic Inc.[a]	123,934	5,163,090
Honeywell International Inc.	33,498	3,518,965
Illumina Inc.[a]	17,548	3,848,276
Incyte Corp.[a]	43,084	4,492,800
Informatica Corp.[a]	85,634	4,154,962
Ingram Micro Inc. Class Aa	128,730	3,505,318
Intel Corp.	93,086	2,694,840
Intercontinental Exchange Inc.	14,888	3,395,060
International Business Machines Corp.	20,730	3,358,053
Intuitive Surgical Inc.[a]	6,376	3,399,492
Jack Henry & Associates Inc.	52,118	3,640,964
Johnson & Johnson	30,838	3,090,276
KLA-Tencor Corp.	50,529	2,680,563
Laboratory Corp. of America Holdings[a]	31,380	3,994,360
Lam Research Corp.	42,545	3,270,434
Linear Technology Corp.	70,738	2,900,258
Lockheed Martin Corp.	17,538	3,632,120
Mallinckrodt PLC[a]	34,040	4,219,598
Marvell Technology Group Ltd.	235,656	2,931,561
Maxim Integrated Products Inc.	104,786	3,566,915
MercadoLibre Inc.	23,922	3,126,366
Merck & Co. Inc.	55,320	3,261,667
Microchip Technology Inc.	78,195	3,349,874
Microsoft Corp.	68,606	3,203,900
Monsanto Co.	27,124	2,763,664
Myriad Genetics Inc.[a]	94,146	3,212,262
NASDAQ OMX Group Inc. (The)	69,674	3,555,464
National Oilwell Varco Inc.	58,509	2,464,984
NetApp Inc.	84,043	2,617,939
Netflix Inc.[a]	67,012	7,660,142
Northrop Grumman Corp.	22,858	3,954,663
NVIDIA Corp.	167,553	3,342,682
Pall Corp.	34,562	4,370,365
PAREXEL International Corp.[a]	59,044	4,071,674
Pfizer Inc.	103,722	3,740,215
Qlik Technologies Inc.[a]	110,636	4,476,333
QUALCOMM Inc.	45,734	2,944,812
Quintiles Transnational Holdings Inc.[a]	55,852	4,284,965
Raytheon Co.	30,838	3,364,117
Red Hat Inc.[a]	55,310	4,373,915
Regeneron Pharmaceuticals Inc.[a]	7,962	4,408,241
Rockwell Automation Inc.	30,838	3,601,262
Rockwell Collins Inc.	38,828	3,285,625
Roper Technologies Inc.	21,272	3,558,167

Security	Shares	Value
Schlumberger Ltd.	40,956	$3,391,976
Seagate Technology PLC	55,852	2,826,111
Seattle Genetics Inc.[a]	99,476	4,761,916
Skyworks Solutions Inc.	47,864	4,579,149
Splunk Inc.[a]	59,036	4,128,978
Sprint Corp.[a]	806,449	2,717,733
St. Jude Medical Inc.	48,394	3,572,445
Stryker Corp.	35,094	3,589,063
SunPower Corp.[a]	146,279	3,953,921
T-Mobile U.S. Inc.[a]	127,658	5,190,574
Tableau Software Inc. Class Aa	39,882	4,177,241
TD Ameritrade Holding Corp.	92,014	3,379,674
TE Connectivity Ltd.	52,651	3,207,499
Telephone & Data Systems Inc.	138,286	4,066,991
Tesla Motors Inc.[a]	15,953	4,245,891
Texas Instruments Inc.	64,894	3,243,402
U.S. Cellular Corp.[a]	90,418	3,365,358
UnitedHealth Group Inc.	32,434	3,937,488
Varian Medical Systems Inc.[a]	37,754	3,249,487
Verint Systems Inc.[a]	56,374	3,282,094
Verizon Communications Inc.	71,280	3,335,191
Vertex Pharmaceuticals Inc.[a]	27,657	3,733,695
VMware Inc. Class Aa	42,010	3,744,351
Western Digital Corp.	34,580	2,975,955
Xilinx Inc.	70,738	2,953,312
Zoetis Inc.	76,590	3,751,378

		455,143,359

TOTAL COMMON STOCKS
(Cost: $683,445,609)		687,821,654

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	697,609	697,609

		697,609

TOTAL SHORT-TERM INVESTMENTS
(Cost: $697,609)		697,609

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 99.80%
(Cost: $684,143,218)	$688,519,263
Other Assets, Less Liabilities — 0.20%	1,405,361

NET ASSETS — 100.00%	$689,924,624

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.72%

CONSTRUCTION MATERIALS — 1.64%
Eagle Materials Inc.	62,101	$4,790,471
Martin Marietta Materials Inc.	76,640	12,018,685
Vulcan Materials Co.	163,755	14,904,980

		31,714,136
CONTAINERS & PACKAGING — 5.44%
AptarGroup Inc.	77,381	5,245,658
Avery Dennison Corp.	112,353	6,836,680
Ball Corp.	170,176	11,544,740
Bemis Co. Inc.	120,458	5,368,813
Berry Plastics Group Inc.[a]	146,913	4,783,487
Crown Holdings Inc.[a]	171,864	8,852,715
Graphic Packaging Holding Co.	406,014	6,130,812
Greif Inc. Class A	41,579	1,288,533
Owens-Illinois Inc.[a,b]	199,372	4,256,592
Packaging Corp. of America	122,366	8,662,289
Sealed Air Corp.	259,430	13,793,893
Silgan Holdings Inc.	51,759	2,767,554
Sonoco Products Co.	124,739	5,149,226
WestRock Co.[a]	322,023	20,306,770

		104,987,762
ENERGY EQUIPMENT & SERVICES — 16.78%
Atwood Oceanics Inc.	74,697	1,553,698
Baker Hughes Inc.	536,575	31,201,836
Bristow Group Inc.	43,155	1,944,133
Cameron International Corp.[a]	236,270	11,922,184
Core Laboratories NV	52,909	5,800,414
Diamond Offshore Drilling Inc.	82,710	1,815,484
Dril-Quip Inc.[a,b]	48,126	2,811,040
Ensco PLC Class A	289,617	4,801,850
Exterran Holdings Inc.	85,552	2,120,834
FMC Technologies Inc.[a,b]	285,039	9,337,878
Forum Energy Technologies Inc.[a,b]	76,874	1,174,635
Frank’s International NV	41,666	674,572
Halliburton Co.	1,050,350	43,894,126
Helix Energy Solutions Group Inc.[a]	120,450	1,008,166
Helmerich & Payne Inc.	132,891	7,673,126
Nabors Industries Ltd.	360,856	4,189,538
National Oilwell Varco Inc.	478,797	20,171,718
Noble Corp. PLC	299,075	3,573,946
Oceaneering International Inc.	122,037	4,883,921
Oil States International Inc.[a]	63,774	1,920,235
Patterson-UTI Energy Inc.	182,614	3,010,392

Security	Shares	Value
Precision Drilling Corp.	360,767	$1,836,304
Rowan Companies PLC Class A	154,023	2,653,816
RPC Inc.	74,019	910,434
Schlumberger Ltd.	1,567,412	129,813,062
SEACOR Holdings Inc.[a,b]	21,405	1,352,154
Superior Energy Services Inc.	185,981	3,161,677
Transocean Ltd.[b]	422,067	5,596,608
U.S. Silica Holdings Inc.[b]	66,232	1,491,545
Unit Corp.[a,b]	57,691	1,138,243
Weatherford International PLC[a]	956,370	10,214,032

		323,651,601
METALS & MINING — 6.02%
Agnico Eagle Mines Ltd.	266,945	5,907,493
Alcoa Inc.	1,616,591	15,955,753
Barrick Gold Corp.	1,437,689	10,150,084
Compass Minerals International Inc.	41,629	3,330,320
Eldorado Gold Corp.	882,530	3,035,903
Franco-Nevada Corp.	193,374	7,839,382
Freeport-McMoRan Inc.	1,283,860	15,085,355
Goldcorp Inc.	1,024,313	13,602,877
Kinross Gold Corp.[a]	1,417,018	2,578,973
New Gold Inc.[a]	630,430	1,386,946
Newmont Mining Corp.	652,819	11,208,902
Pan American Silver Corp.	186,435	1,163,354
Royal Gold Inc.	80,583	4,062,995
Silver Wheaton Corp.	498,848	6,524,932
Stillwater Mining Co.[a,b]	150,190	1,429,809
Tahoe Resources Inc.	276,515	2,248,067
Teck Resources Ltd. Class B	577,063	4,235,643
Turquoise Hill Resources Ltd.[a]	1,219,139	4,132,881
Yamana Gold Inc.	1,160,393	2,274,370

		116,154,039
OIL, GAS & CONSUMABLE FUELS — 68.11%
Anadarko Petroleum Corp.	627,020	46,618,937
Antero Resources Corp.[a,b]	72,174	1,985,507
Apache Corp.	465,504	21,348,013
Baytex Energy Corp.[b]	254,153	2,167,925
Cabot Oil & Gas Corp.	510,559	13,356,223
California Resources Corp.	380,711	1,610,408
Cameco Corp.	489,045	6,714,588
Canadian Natural Resources Ltd.	1,350,691	32,929,847
Carrizo Oil & Gas Inc.[a]	58,189	2,218,747
Cenovus Energy Inc.	1,022,643	14,910,135
Cheniere Energy Inc.[a]	271,906	18,753,357

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2015

Security	Shares	Value
Chesapeake Energy Corp.[b]	639,432	$5,537,481
Chevron Corp.	1,639,462	145,059,598
Cimarex Energy Co.	115,628	12,039,187
Cobalt International Energy Inc.[a,b]	368,264	2,839,315
Concho Resources Inc.[a]	148,149	15,786,757
ConocoPhillips	1,522,006	76,617,782
CONSOL Energy Inc.	282,888	4,673,310
Continental Resources Inc./OKa,b	106,097	3,544,701
CVR Energy Inc.	18,994	726,141
Denbury Resources Inc.[b]	440,026	1,733,702
Devon Energy Corp.	477,022	23,574,427
Diamondback Energy Inc.[a]	77,891	5,242,064
Encana Corp.	1,037,915	7,877,775
Energen Corp.	97,313	5,371,678
Enerplus Corp.	253,107	1,576,857
EOG Resources Inc.	677,626	52,305,951
EQT Corp.	188,059	14,452,334
Exxon Mobil Corp.	1,948,312	154,325,794
Gulfport Energy Corp.[a]	131,804	4,317,899
Hess Corp.	301,537	17,793,698
HollyFrontier Corp.	241,934	11,675,735
Kinder Morgan Inc./DE	2,141,172	74,170,198
Kosmos Energy Ltd.[a]	135,225	973,620
Laredo Petroleum Inc.[a,b]	153,419	1,314,801
Marathon Oil Corp.	833,178	17,505,070
Marathon Petroleum Corp.	670,635	36,663,615
Memorial Resource Development Corp.[a]	89,509	1,369,488
Murphy Oil Corp.	206,527	6,772,020
Newfield Exploration Co.[a]	201,360	6,602,594
Noble Energy Inc.	528,409	18,615,849
Oasis Petroleum Inc.[a,b]	171,958	1,655,956
Occidental Petroleum Corp.	948,203	66,563,851
ONEOK Inc.	257,698	9,738,407
Parsley Energy Inc. Class Aa,b	73,183	1,058,226
PBF Energy Inc.	105,383	3,326,941
Pengrowth Energy Corp.[b]	660,476	1,056,762
Penn West Petroleum Ltd.[b]	619,211	835,935
Phillips 66	669,469	53,222,786
Pioneer Natural Resources Co.	184,302	23,363,965
QEP Resources Inc.	200,475	2,782,593
Range Resources Corp.	205,545	8,086,140
Rice Energy Inc.[a,b]	71,286	1,286,712
SemGroup Corp. Class A	54,371	3,865,234
SM Energy Co.	83,390	3,091,267

Security	Shares	Value
Southwestern Energy Co.[a,b]	477,702	$8,885,257
Spectra Energy Corp.	828,714	25,076,886
Suncor Energy Inc.	1,784,578	50,253,716
Targa Resources Corp.	59,709	5,281,261
Tesoro Corp.	155,449	15,131,406
TransCanada Corp.	875,140	34,051,697
Ultra Petroleum Corp.[a,b]	190,000	1,478,200
Valero Energy Corp.	627,867	41,188,075
Western Refining Inc.	87,080	3,845,453
Whiting Petroleum Corp.[a]	252,014	5,163,767
Williams Companies Inc. (The)	832,146	43,671,022
World Fuel Services Corp.	88,920	3,614,598
WPX Energy Inc.[a]	289,718	2,520,547

		1,313,769,788
PAPER & FOREST PRODUCTS — 1.73%
Domtar Corp.	79,188	3,219,784
International Paper Co.	522,000	24,988,140
KapStone Paper and Packaging Corp.	104,634	2,448,435
Louisiana-Pacific Corp.[a]	176,570	2,602,642

		33,259,001

TOTAL COMMON STOCKS
(Cost: $2,393,810,203)		1,923,536,327

SHORT-TERM INVESTMENTS — 2.25%

MONEY MARKET FUNDS — 2.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	38,828,200	38,828,200
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	2,145,147	2,145,147
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	2,554,502	2,554,502

		43,527,849

TOTAL SHORT-TERM INVESTMENTS
(Cost: $43,527,849)		43,527,849

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.97%
(Cost: $2,437,338,052)	$1,967,064,176
Other Assets, Less Liabilities — (1.97)%	(38,088,395)

NET ASSETS — 100.00%	$1,928,975,781

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.95%

COMMUNICATIONS EQUIPMENT — 7.92%
ADTRAN Inc.	10,314	$170,181
ARRIS Group Inc.[a]	25,374	784,564
Brocade Communications Systems Inc.	83,160	853,222
Ciena Corp.[a,b]	22,724	578,326
Cisco Systems Inc.	974,310	27,689,890
CommScope Holding Co. Inc.[a]	23,907	749,963
EchoStar Corp. Class Aa	8,366	388,350
F5 Networks Inc.[a]	13,785	1,849,120
Finisar Corp.[a,b]	19,719	343,308
Harris Corp.	23,624	1,959,374
Infinera Corp.[a]	24,869	595,364
InterDigital Inc./PA	6,873	371,623
Ixia[a]	11,360	149,952
JDS Uniphase Corp.[a,b]	44,838	497,253
Juniper Networks Inc.	67,296	1,912,552
Motorola Solutions Inc.	35,547	2,138,507
NETGEAR Inc.[a]	6,576	220,230
Palo Alto Networks Inc.[a]	13,293	2,470,238
Plantronics Inc.	7,470	433,858
Polycom Inc.[a]	25,674	292,170
QUALCOMM Inc.	312,179	20,101,206
Ubiquiti Networks Inc.[b]	4,986	160,649
ViaSat Inc.[a,b]	8,401	520,862

		65,230,762
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.60%
Amphenol Corp. Class A	59,146	3,336,426
Anixter International Inc.[a]	5,170	342,306
Arrow Electronics Inc.[a]	18,255	1,061,528
Avnet Inc.	26,056	1,087,317
AVX Corp.	8,896	119,829
Belden Inc.	8,140	482,132
Benchmark Electronics Inc.[a]	10,083	222,431
CDW Corp./DE	24,730	888,549
Celestica Inc.[a]	24,080	322,190
Cognex Corp.	16,698	755,918
Coherent Inc.[a]	4,564	264,484
Corning Inc.	241,115	4,504,028
Dolby Laboratories Inc. Class A	8,411	295,647
FEI Co.	7,975	685,611
FLIR Systems Inc.	26,787	824,772

Security	Shares	Value
Ingram Micro Inc. Class Aa	30,106	$819,786
InvenSense Inc.[a,b]	14,666	192,125
IPG Photonics Corp.[a]	6,905	636,779
Itron Inc.[a]	7,528	242,627
Jabil Circuit Inc.	37,193	753,158
Keysight Technologies Inc.[a]	32,429	990,382
Knowles Corp.[a,b]	16,870	321,373
Littelfuse Inc.	4,292	394,864
Methode Electronics Inc.	7,437	199,535
National Instruments Corp.	19,461	563,590
OSI Systems Inc.[a]	3,616	253,771
Plexus Corp.[a]	6,542	249,512
Sanmina Corp.[a]	15,941	351,818
SYNNEX Corp.	5,447	411,957
TE Connectivity Ltd.	77,895	4,745,363
Tech Data Corp.[a]	7,036	410,410
Trimble Navigation Ltd.[a]	49,693	1,147,908
Universal Display Corp.[a]	7,753	369,896
Vishay Intertechnology Inc.	26,168	300,409
Zebra Technologies Corp. Class Aa	9,898	1,065,322

		29,613,753
INTERNET & CATALOG RETAIL — 8.03%
Amazon.com Inc.[a]	73,153	39,220,981
Expedia Inc.	19,085	2,317,682
Groupon Inc.[a,b]	82,069	395,573
Lands’ End Inc.[a,b]	2,461	58,030
Liberty TripAdvisor Holdings Inc. Class Aa	13,431	393,394
Netflix Inc.[a]	81,301	9,293,517
Priceline Group Inc. (The)[a]	9,931	12,349,894
Shutterfly Inc.[a]	7,166	309,930
Travelport Worldwide Ltd.	5,785	73,759
TripAdvisor Inc.[a]	21,425	1,700,716

		66,113,476
INTERNET SOFTWARE & SERVICES — 17.20%
Akamai Technologies Inc.[a]	34,246	2,627,011
Bankrate Inc.[a]	11,520	105,062
comScore Inc.[a]	6,462	378,027
Cornerstone OnDemand Inc.[a]	9,430	340,046
CoStar Group Inc.[a]	6,188	1,245,583
Dealertrack Technologies Inc.[a]	8,379	520,085
Demandware Inc.[a,b]	6,291	475,348
eBay Inc.[a]	211,782	5,955,310
Endurance International Group Holdings Inc.[a,b]	10,990	222,108

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2015

Security	Shares	Value
Envestnet Inc.[a]	6,734	$304,983
Facebook Inc. Class Aa	403,482	37,931,343
Gogo Inc.[a]	10,280	187,404
Google Inc. Class Aa	54,827	36,048,752
Google Inc. Class Ca	54,984	34,398,540
GrubHub Inc.[a]	3,506	111,175
HomeAway Inc.[a]	16,948	509,118
IAC/InterActiveCorp	14,473	1,118,184
j2 Global Inc.	8,769	617,338
LinkedIn Corp. Class Aa	20,513	4,169,472
LogMeIn Inc.[a]	4,701	345,900
NIC Inc.	11,773	212,385
Pandora Media Inc.[a]	35,739	626,147
Rackspace Hosting Inc.[a]	22,746	774,046
Shutterstock Inc.[a,b]	2,956	157,939
Twitter Inc.[a]	101,538	3,148,693
VeriSign Inc.[a,b]	20,127	1,427,809
Web.com Group Inc.[a]	9,902	246,461
WebMD Health Corp.[a]	6,895	300,484
Yahoo! Inc.[a]	167,201	6,131,261
Yelp Inc.[a,b]	12,148	320,707
Zillow Group Inc. Class Aa,b	8,419	686,149

		141,642,870
IT SERVICES — 18.57%
Accenture PLC Class A	119,974	12,370,519
Acxiom Corp.[a]	15,022	269,044
Alliance Data Systems Corp.[a,b]	11,889	3,269,951
Automatic Data Processing Inc.	89,951	7,175,391
Blackhawk Network Holdings Inc.[a,b]	10,294	472,803
Booz Allen Hamilton Holding Corp.	18,653	517,248
Broadridge Financial Solutions Inc.	23,048	1,250,815
CACI International Inc. Class Aa	4,631	380,344
Cardtronics Inc.[a]	8,670	321,397
CGI Group Inc. Class Aa	53,621	2,002,208
Cognizant Technology Solutions Corp. Class Aa	116,960	7,380,176
Computer Sciences Corp.	26,365	1,725,062
Convergys Corp.	18,779	471,541
CoreLogic Inc./U.S.[a]	17,335	683,692
DST Systems Inc.	5,393	588,646
EPAM Systems Inc.[a]	4,647	344,389
Euronet Worldwide Inc.[a]	9,478	649,243
EVERTEC Inc.	12,439	234,102
Fidelity National Information Services Inc.	54,355	3,556,448

Security	Shares	Value
Fiserv Inc.[a]	45,367	$3,940,578
FleetCor Technologies Inc.[a,b]	14,409	2,230,801
Gartner Inc.[a]	15,955	1,413,134
Genpact Ltd.[a]	30,274	672,386
Global Payments Inc.	12,743	1,428,363
Heartland Payment Systems Inc.	7,085	441,395
International Business Machines Corp.	175,443	28,420,012
Jack Henry & Associates Inc.	15,706	1,097,221
Leidos Holdings Inc.	11,896	485,357
ManTech International Corp./VA Class A	4,380	130,568
MasterCard Inc. Class A	185,674	18,084,648
MAXIMUS Inc.	12,683	865,107
NeuStar Inc. Class Aa,b	10,366	319,998
Paychex Inc.	62,581	2,903,758
PayPal Holdings Inc.[a]	211,782	8,195,963
Sabre Corp.	20,237	538,304
Science Applications International Corp.	7,678	412,155
Syntel Inc.[a,b]	5,969	260,786
TeleTech Holdings Inc.	3,168	85,948
Teradata Corp.[a,b]	27,195	1,009,206
Total System Services Inc.	31,376	1,450,199
Unisys Corp.[a,b]	9,567	151,828
Vantiv Inc. Class Aa	27,783	1,222,452
VeriFone Systems Inc.[a,b]	21,789	701,170
Visa Inc. Class A	370,317	27,899,683
Western Union Co. (The)	98,875	2,001,230
WEX Inc.[a]	7,404	755,504
Xerox Corp.	198,726	2,189,961

		152,970,734
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 11.62%
Advanced Micro Devices Inc.[a,b]	119,287	230,224
Altera Corp.	57,640	2,862,402
Amkor Technology Inc.[a]	22,054	97,258
Analog Devices Inc.	60,027	3,501,375
Applied Materials Inc.	235,951	4,096,109
Atmel Corp.	80,398	665,696
Avago Technologies Ltd.	49,761	6,227,092
Broadcom Corp. Class A	104,189	5,273,005
Cabot Microelectronics Corp.[a]	4,837	219,310
Cavium Inc.[a]	10,577	717,121
Cirrus Logic Inc.[a]	12,104	399,553

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2015

Security	Shares	Value
Cree Inc.[a,b]	20,842	$513,755
Cypress Semiconductor Corp.	63,476	728,705
Diodes Inc.[a]	7,237	160,589
Entegris Inc.[a]	26,758	396,420
Fairchild Semiconductor International Inc.[a]	22,034	331,832
First Solar Inc.[a]	14,489	641,863
Freescale Semiconductor Ltd.[a]	19,474	776,428
Integrated Device Technology Inc.[a]	28,291	540,641
Intel Corp.	908,814	26,310,165
Intersil Corp. Class A	25,340	282,034
KLA-Tencor Corp.	30,625	1,624,656
Lam Research Corp.	30,384	2,335,618
Linear Technology Corp.	45,838	1,879,358
M/A-COM Technology Solutions Holdings Inc.[a]	3,702	124,794
Marvell Technology Group Ltd.	82,329	1,024,173
Maxim Integrated Products Inc.	54,361	1,850,449
Microchip Technology Inc.	38,735	1,659,407
Micron Technology Inc.[a]	206,412	3,820,686
Microsemi Corp.[a]	18,361	604,811
MKS Instruments Inc.	10,373	368,242
Monolithic Power Systems Inc.	7,039	363,987
NVIDIA Corp.	97,879	1,952,686
OmniVision Technologies Inc.[a]	11,141	272,063
ON Semiconductor Corp.[a]	82,052	871,392
PMC-Sierra Inc.[a]	37,799	257,411
Power Integrations Inc.	5,614	217,599
Qorvo Inc.[a]	28,605	1,657,660
Rambus Inc.[a,b]	22,313	292,077
Semtech Corp.[a]	12,720	223,745
Silicon Laboratories Inc.[a]	7,675	345,298
Skyworks Solutions Inc.	36,586	3,500,183
SunEdison Inc.[a]	55,793	1,298,861
SunPower Corp.[a,b]	10,042	271,435
Synaptics Inc.[a,b]	7,087	562,566
Teradyne Inc.	41,022	790,084
Tessera Technologies Inc.	8,935	309,687
Texas Instruments Inc.	199,309	9,961,464
Veeco Instruments Inc.[a]	7,735	200,182
Xilinx Inc.	49,523	2,067,585

		95,679,736
SOFTWARE — 20.77%
ACI Worldwide Inc.[a,b]	22,506	532,717
Activision Blizzard Inc.	95,914	2,473,622

Security	Shares	Value
Adobe Systems Inc.[a]	91,048	$7,465,026
ANSYS Inc.[a]	17,206	1,619,945
Aspen Technology Inc.[a]	16,835	747,137
Autodesk Inc.[a]	43,577	2,204,125
Barracuda Networks Inc.[a,b]	1,926	52,849
Blackbaud Inc.	9,033	552,458
CA Inc.	60,539	1,763,804
Cadence Design Systems Inc.[a,b]	56,107	1,176,564
CDK Global Inc.	30,740	1,587,414
Citrix Systems Inc.[a]	30,683	2,319,942
CommVault Systems Inc.[a]	8,157	305,643
Electronic Arts Inc.[a]	59,529	4,259,300
Ellie Mae Inc.[a]	5,334	418,452
FactSet Research Systems Inc.	7,446	1,233,504
Fair Isaac Corp.	5,956	540,150
FireEye Inc.[a,b]	6,267	278,819
Fortinet Inc.[a,b]	27,284	1,302,538
Guidewire Software Inc.[a,b]	13,504	797,411
HubSpot Inc.[a]	1,817	98,027
Imperva Inc.[a]	4,906	322,324
Infoblox Inc.[a]	9,943	233,661
Informatica Corp.[a]	20,052	972,923
Intuit Inc.	52,812	5,585,925
Manhattan Associates Inc.[a]	14,195	920,120
Mentor Graphics Corp.	19,054	497,119
Microsoft Corp.	1,501,419	70,116,267
MicroStrategy Inc. Class Aa	1,708	348,176
NetScout Systems Inc.[a]	17,715	706,474
NetSuite Inc.[a,b]	6,826	674,682
Nuance Communications Inc.[a]	47,477	860,758
Open Text Corp.	23,521	1,070,441
Oracle Corp.	610,724	24,392,317
Paycom Software Inc.[a]	4,669	149,408
Paylocity Holding Corp.[a]	2,781	99,894
Pegasystems Inc.	6,847	185,485
Progress Software Corp.[a]	9,789	290,538
Proofpoint Inc.[a,b]	6,775	438,342
PTC Inc.[a]	22,023	800,536
Qlik Technologies Inc.[a]	17,461	706,472
RealPage Inc.[a]	9,940	190,848
Red Hat Inc.[a]	35,150	2,779,662
Rovi Corp.[a,b]	16,860	185,291
salesforce.com inc.[a]	116,796	8,561,147
ServiceNow Inc.[a]	26,199	2,109,019
SolarWinds Inc.[a]	12,653	504,728

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2015

Security	Shares	Value
Solera Holdings Inc.	12,805	$468,535
Splunk Inc.[a,b]	23,984	1,677,441
SS&C Technologies Holdings Inc.	14,303	973,033
Symantec Corp.	130,257	2,962,044
Synchronoss Technologies Inc.[a,b]	6,976	333,453
Synopsys Inc.[a]	29,679	1,508,880
Tableau Software Inc. Class Aa	7,896	827,027
Take-Two Interactive Software Inc.[a]	16,242	512,922
TiVo Inc.[a]	18,481	184,071
Tyler Technologies Inc.[a]	6,417	895,428
Ultimate Software Group Inc. (The)[a]	5,482	1,009,839
Verint Systems Inc.[a]	11,735	683,212
VMware Inc. Class Aa	16,538	1,474,032
Workday Inc. Class Aa	18,494	1,559,599
Zendesk Inc.[a,b]	10,178	209,972
Zynga Inc. Class Aa	129,105	320,180

		171,031,672
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 12.24%
3D Systems Corp.[a,b]	19,897	261,845
Apple Inc.	542,235	65,773,105
BlackBerry Ltd.[a,b]	92,564	715,983
Diebold Inc.	12,341	420,211
Electronics For Imaging Inc.[a]	8,945	408,787
EMC Corp./MA	372,051	10,004,451
Hewlett-Packard Co.	346,064	10,561,873
Lexmark International Inc. Class A	11,784	400,538
NCR Corp.[a]	32,428	893,067
NetApp Inc.	59,590	1,856,229
Nimble Storage Inc.[a,b]	5,106	141,028
QLogic Corp.[a]	17,077	151,473
SanDisk Corp.	39,816	2,400,507
Seagate Technology PLC	60,779	3,075,417
Super Micro Computer Inc.[a]	6,904	184,130
Western Digital Corp.	41,558	3,576,481

		100,825,125

TOTAL COMMON STOCKS
(Cost: $610,784,143)		823,108,128

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.26%

MONEY MARKET FUNDS — 2.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	17,028,113	$17,028,113
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	940,754	940,754
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	632,230	632,230

		18,601,097

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,601,097)		18,601,097

TOTAL INVESTMENTS IN SECURITIES — 102.21%
(Cost: $629,385,240)		841,709,225
Other Assets, Less Liabilities — (2.21)%		(18,211,606)

NET ASSETS — 100.00%		$823,497,619

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.92%

COMMUNICATIONS EQUIPMENT — 99.92%
ADTRAN Inc.	111,247	$1,835,575
ARRIS Group Inc.[a]	215,503	6,663,353
Brocade Communications Systems Inc.	561,147	5,757,368
Ciena Corp.[a,b]	249,600	6,352,320
Cisco Systems Inc.	453,398	12,885,571
CommScope Holding Co. Inc.[a]	222,246	6,971,857
EchoStar Corp. Class Aa	90,429	4,197,714
F5 Networks Inc.[a]	54,771	7,346,982
Finisar Corp.[a,b]	216,810	3,774,662
Harris Corp.	88,090	7,306,185
Infinera Corp.[a,b]	270,456	6,474,717
InterDigital Inc./PA	75,253	4,068,930
Ixia[a]	124,291	1,640,641
JDS Uniphase Corp.[a]	488,537	5,417,875
Juniper Networks Inc.	468,661	13,319,346
Motorola Solutions Inc.	223,486	13,444,918
NETGEAR Inc.[a,b]	72,326	2,422,198
Palo Alto Networks Inc.[a,b]	74,930	13,924,242
Plantronics Inc.	81,715	4,746,007
Polycom Inc.[a]	281,786	3,206,725
QUALCOMM Inc.	193,565	12,463,650
Ubiquiti Networks Inc.[b]	54,997	1,772,003
ViaSat Inc.[a,b]	91,576	5,677,712

		151,670,551

TOTAL COMMON STOCKS
(Cost: $146,707,317)		151,670,551

SHORT-TERM INVESTMENTS — 8.94%

MONEY MARKET FUNDS — 8.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	12,600,079	12,600,079
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	696,118	696,118
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	270,763	270,763

		13,566,960

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,566,960)		13,566,960

Value
TOTAL INVESTMENTS IN SECURITIES — 108.86%
(Cost: $160,274,277)	$165,237,511
Other Assets, Less Liabilities — (8.86)%	(13,446,392)

NET ASSETS — 100.00%	$151,791,119

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

APPLICATION SOFTWARE — 57.72%
ACI Worldwide Inc.[a,b]	267,605	$6,334,210
Adobe Systems Inc.[a]	1,089,330	89,314,167
ANSYS Inc.[a,b]	205,768	19,373,057
Aspen Technology Inc.[a,b]	202,220	8,974,524
Autodesk Inc.[a]	521,799	26,392,593
Blackbaud Inc.	107,435	6,570,725
Cadence Design Systems Inc.[a,b]	670,841	14,067,536
CDK Global Inc.	367,459	18,975,583
Citrix Systems Inc.[a]	367,401	27,779,190
Ellie Mae Inc.[a,b]	64,034	5,023,467
FactSet Research Systems Inc.	89,029	14,748,544
Fair Isaac Corp.	71,178	6,455,133
Guidewire Software Inc.[a,b]	160,819	9,496,362
HubSpot Inc.[a]	22,112	1,192,942
Informatica Corp.[a]	240,013	11,645,431
Intuit Inc.	631,854	66,831,198
Manhattan Associates Inc.[a]	169,119	10,962,294
Mentor Graphics Corp.	226,502	5,909,437
MicroStrategy Inc. Class Aa	20,774	4,234,780
NetScout Systems Inc.[a]	215,362	8,588,637
Nuance Communications Inc.[a]	568,270	10,302,735
Open Text Corp.	280,146	12,749,444
Paycom Software Inc.[a,b]	56,171	1,797,472
Paylocity Holding Corp.[a,b]	33,460	1,201,883
Pegasystems Inc.	82,591	2,237,390
PTC Inc.[a]	263,575	9,580,951
Qlik Technologies Inc.[a]	209,345	8,470,099
RealPage Inc.[a,b]	120,557	2,314,694
salesforce.com inc.[a]	1,258,135	92,221,295
SolarWinds Inc.[a]	152,328	6,076,364
Solera Holdings Inc.	153,842	5,629,079
Splunk Inc.[a,b]	287,232	20,089,006
SS&C Technologies Holdings Inc.	171,458	11,664,288
Synchronoss Technologies Inc.[a,b]	84,314	4,030,209
Synopsys Inc.[a]	355,469	18,072,044
TiVo Inc.[a,b]	222,123	2,212,345
Tyler Technologies Inc.[a]	77,182	10,769,976
Ultimate Software Group Inc. (The)[a,b]	65,514	12,068,334
Verint Systems Inc.[a]	140,630	8,187,479
Workday Inc. Class Aa,b	221,498	18,678,926

Security	Shares	Value
Zendesk Inc.[a,b]	122,343	$2,523,936

		623,747,759
HOME ENTERTAINMENT SOFTWARE — 8.38%
Activision Blizzard Inc.	1,148,499	29,619,789
Electronic Arts Inc.[a]	712,690	50,992,970
Take-Two Interactive Software Inc.[a]	193,936	6,124,499
Zynga Inc. Class Aa,b	1,539,273	3,817,397

		90,554,655
SYSTEMS SOFTWARE — 33.80%
Barracuda Networks Inc.[a,b]	24,249	665,393
CA Inc.	725,605	21,140,502
CommVault Systems Inc.[a]	97,452	3,651,526
FireEye Inc.[a,b]	75,245	3,347,650
Fortinet Inc.[a]	326,471	15,585,726
Imperva Inc.[a]	58,916	3,870,781
Infoblox Inc.[a,b]	119,483	2,807,851
Microsoft Corp.	1,961,438	91,599,155
NetSuite Inc.[a,b]	81,804	8,085,507
Oracle Corp.	2,057,127	82,161,652
Progress Software Corp.[a]	115,961	3,441,722
Proofpoint Inc.[a,b]	80,419	5,203,109
Red Hat Inc.[a]	420,189	33,228,546
Rovi Corp.[a,b]	202,652	2,227,145
ServiceNow Inc.[a,b]	313,746	25,256,553
Symantec Corp.	1,560,291	35,481,017
Tableau Software Inc. Class Aa	94,593	9,907,671
VMware Inc. Class Aa,b	197,621	17,613,960

		365,275,466

TOTAL COMMON STOCKS
(Cost: $981,261,626)		1,079,577,880

SHORT-TERM INVESTMENTS — 8.72%

MONEY MARKET FUNDS — 8.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	87,855,519	87,855,519
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	4,853,766	4,853,766

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

July 31, 2015

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	1,552,090	$1,552,090

		94,261,375

TOTAL SHORT-TERM INVESTMENTS
(Cost: $94,261,375)		94,261,375

TOTAL INVESTMENTS IN SECURITIES — 108.62%
(Cost: $1,075,523,001)		1,173,839,255
Other Assets, Less Liabilities — (8.62)%		(93,200,482)

NET ASSETS — 100.00%		$1,080,638,773

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® PHLX SEMICONDUCTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

COMMUNICATIONS EQUIPMENT — 8.51%
QUALCOMM Inc.	526,287	$33,887,620

		33,887,620
SEMICONDUCTOR EQUIPMENT — 13.95%
Applied Materials Inc.	910,868	15,812,668
ASML Holding NV NYS[a]	79,490	7,883,023
KLA-Tencor Corp.	163,430	8,669,962
Lam Research Corp.	161,796	12,437,259
SunEdison Inc.[b,c]	280,597	6,532,298
Teradyne Inc.	219,062	4,219,134

		55,554,344
SEMICONDUCTORS — 74.22%
Altera Corp.	307,690	15,279,885
Analog Devices Inc.	269,804	15,737,667
ARM Holdings PLC ADR	132,601	6,237,551
Atmel Corp.	426,770	3,533,656
Avago Technologies Ltd.	226,789	28,380,376
Broadcom Corp. Class A	488,749	24,735,587
Cavium Inc.[b,c]	56,555	3,834,429
Cree Inc.[b,c]	111,354	2,744,876
Intel Corp.	1,064,179	30,807,982
Linear Technology Corp.	244,714	10,033,274
Marvell Technology Group Ltd.	530,093	6,594,357
Maxim Integrated Products Inc.	290,224	9,879,225
Microchip Technology Inc.	206,773	8,858,155
Micron Technology Inc.[b]	656,485	12,151,537
NVIDIA Corp.	549,790	10,968,311
NXP Semiconductors NVb	163,348	15,843,123
ON Semiconductor Corp.[b]	438,660	4,658,569
Qorvo Inc.[b]	150,071	8,696,614
Skyworks Solutions Inc.	167,664	16,040,415
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	755,180	16,697,030
Texas Instruments Inc.	655,788	32,776,284
Xilinx Inc.	264,345	11,036,404

		295,525,307
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.22%
SanDisk Corp.	212,477	12,810,238

		12,810,238

TOTAL COMMON STOCKS
(Cost: $466,942,932)		397,777,509

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.27%

MONEY MARKET FUNDS — 3.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	12,087,559	$12,087,559
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	667,803	667,803
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	288,369	288,369

		13,043,731

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,043,731)		13,043,731

TOTAL INVESTMENTS IN SECURITIES — 103.17%
(Cost: $479,986,663)		410,821,240
Other Assets, Less Liabilities — (3.17)%		(12,636,997)

NET ASSETS — 100.00%		$398,184,243

ADR  —  American Depositary Receipts

NYS  —  New York Registered Shares

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares Exponential Technologies ETF	iShares North American Natural Resources ETF	iShares North American Tech ETF

ASSETS
Investments, at cost:
Unaffiliated	$679,882,358	$2,393,810,203	$610,784,143
Affiliated (Note 2)	4,260,860	43,527,849	18,601,097

Total cost of investments	$684,143,218	$2,437,338,052	$629,385,240

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$684,603,744	$1,923,536,327	$823,108,128
Affiliated (Note 2)	3,915,519	43,527,849	18,601,097

Total fair value of investments	688,519,263	1,967,064,176	841,709,225
Foreign currency, at value[b]	636,997	—	—
Cash	—	344,356	—
Receivables:
Due from custodian (Note 4)	8,930	—	—
Dividends and interest	823,879	3,343,326	143,248
Capital shares sold	—	—	5,389
Payment from affiliate (Note 2)	117,182	—	—

Total Assets	690,106,251	1,970,751,858	841,857,862

LIABILITIES
Payables:
Investment securities purchased	8,930	—	75,708
Collateral for securities on loan (Note 1)	—	40,973,347	17,968,867
Investment advisory fees (Note 2)	172,697	802,730	315,668

Total Liabilities	181,627	41,776,077	18,360,243

NET ASSETS	$689,924,624	$1,928,975,781	$823,497,619

Net assets consist of:
Paid-in capital	$687,460,946	$2,697,067,912	$644,780,207
Undistributed net investment income	787,748	674,899	—
Accumulated net realized loss	(2,700,560)	(298,493,013)	(33,606,573)
Net unrealized appreciation (depreciation)	4,376,490	(470,274,017)	212,323,985

NET ASSETS	$689,924,624	$1,928,975,781	$823,497,619

Shares outstanding[c]	26,700,000	58,400,000	7,650,000

Net asset value per share	$25.84	$33.03	$107.65

[a]	Securities on loan with values of $ —, $38,177,243 and $17,552,105, respectively. See Note 1.
[b]	Cost of foreign currency: $637,145, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares North American Tech-Multimedia Networking ETF	iShares North American Tech-Software ETF	iShares PHLX Semiconductor ETF

ASSETS
Investments, at cost:
Unaffiliated	$146,707,317	$981,261,626	$466,942,932
Affiliated (Note 2)	13,566,960	94,261,375	13,043,731

Total cost of investments	$160,274,277	$1,075,523,001	$479,986,663

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$151,670,551	$1,079,577,880	$397,777,509
Affiliated (Note 2)	13,566,960	94,261,375	13,043,731

Total fair value of investments	165,237,511	1,173,839,255	410,821,240
Receivables:
Dividends and interest	11,893	13,240	289,113
Capital shares sold	—	—	50,957

Total Assets	165,249,404	1,173,852,495	411,161,310

LIABILITIES
Payables:
Investment securities purchased	102,657	—	—
Collateral for securities on loan (Note 1)	13,296,197	92,709,285	12,755,362
Capital shares redeemed	—	36,564	50,529
Investment advisory fees (Note 2)	59,431	467,873	171,176

Total Liabilities	13,458,285	93,213,722	12,977,067

NET ASSETS	$151,791,119	$1,080,638,773	$398,184,243

Net assets consist of:
Paid-in capital	$259,617,245	$1,026,763,819	$523,036,819
Undistributed net investment income	50,359	—	—
Accumulated net realized loss	(112,839,719)	(44,441,300)	(55,687,153)
Net unrealized appreciation (depreciation)	4,963,234	98,316,254	(69,165,423)

NET ASSETS	$151,791,119	$1,080,638,773	$398,184,243

Shares outstanding[b]	3,850,000	10,550,000	4,550,000

Net asset value per share	$39.43	$102.43	$87.51

[a]	Securities on loan with values of $13,033,930, $90,207,189 and $12,357,372, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares Exponential Technologies ETF[a]	iShares North American Natural Resources ETF	iShares North American Tech ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$4,959,369	$52,288,483	$10,042,979
Dividends — affiliated (Note 2)	20,483	—	—
Interest — affiliated (Note 2)	15	124	32
Securities lending income — affiliated — net (Note 2)	—	1,374,088	168,932
Payment from affiliate (Note 2)	117,182	—	—

Total investment income	5,097,049	53,662,695	10,211,943

EXPENSES
Investment advisory fees (Note 2)	1,089,852	10,390,576	3,596,732

Total expenses	1,089,852	10,390,576	3,596,732
Less investment advisory fees waived (Note 2)	(394,202)	—	—

Net expenses	695,650	10,390,576	3,596,732

Net investment income	4,401,399	43,272,119	6,615,211

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,700,560)	(79,106,346)	3,284,797
In-kind redemptions — unaffiliated	—	54,383,915	47,696,242
Foreign currency transactions	10,097	(80,326)	—

Net realized gain (loss)	(2,690,463)	(24,802,757)	50,981,039

Net change in unrealized appreciation/depreciation on:
Investments	4,376,638	(782,077,769)	38,235,343
Translation of assets and liabilities in foreign currencies	(148)	—	—

Net change in unrealized appreciation/depreciation	4,376,490	(782,077,769)	38,235,343

Net realized and unrealized gain (loss)	1,686,027	(806,880,526)	89,216,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,087,426	$(763,608,407)	$95,831,593

[a]	For the period from March 19, 2015 (commencement of operations) to July 31, 2015.
[b]	Net of foreign withholding tax of $422,694, $1,132,768 and $2,432, respectively.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares North American Tech-Multimedia Networking ETF	iShares North American Tech-Software ETF	iShares PHLX Semiconductor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,153,428	$8,124,878	$11,043,421 [b]
Interest — affiliated (Note 2)	12	45	31
Securities lending income — affiliated — net (Note 2)	42,270	298,052	59,704

Total investment income	2,195,710	8,422,975	11,103,156

EXPENSES
Investment advisory fees (Note 2)	977,906	5,468,110	2,532,073

Total expenses	977,906	5,468,110	2,532,073

Net investment income	1,217,804	2,954,865	8,571,083

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,561,435)	(5,029,477)	(5,696,133)
In-kind redemptions — unaffiliated	27,471,373	166,639,193	110,665,437

Net realized gain	22,909,938	161,609,716	104,969,304

Net change in unrealized appreciation/depreciation	658,929	55,415,406	(68,151,543)

Net realized and unrealized gain	23,568,867	217,025,122	36,817,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,786,671	$219,979,987	$45,388,844

[a]	Net of foreign withholding tax of $ —, $34,393 and $137,656, respectively.
[b]	Includes $2,853,638 related to a special distribution from KLA-Tencor Corp.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Exponential Technologies ETF	iShares North American Natural Resources ETF
	Period from March 19, 2015[a] to July 31, 2015	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,401,399	$43,272,119	$33,198,912
Net realized gain (loss)	(2,690,463)	(24,802,757)	78,122,598
Net change in unrealized appreciation/depreciation	4,376,490	(782,077,769)	293,704,786

Net increase (decrease) in net assets resulting from operations	6,087,426	(763,608,407)	405,026,296

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,623,748)	(41,026,019)	(33,343,672)

Total distributions to shareholders	(3,623,748)	(41,026,019)	(33,343,672)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	687,460,946	524,355,084	452,217,620
Cost of shares redeemed	—	(212,928,181)	(402,246,143)

Net increase in net assets from capital share transactions	687,460,946	311,426,903	49,971,477

INCREASE (DECREASE) IN NET ASSETS	689,924,624	(493,207,523)	421,654,101

NET ASSETS
Beginning of period	—	2,422,183,304	2,000,529,203

End of period	$689,924,624	$1,928,975,781	$2,422,183,304

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$787,748	$674,899	$(1,579,063)

SHARES ISSUED AND REDEEMED
Shares sold	26,700,000	13,350,000	10,450,000
Shares redeemed	—	(5,350,000)	(9,400,000)

Net increase in shares outstanding	26,700,000	8,000,000	1,050,000

[a]	Commencement of operations.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares North American Tech ETF		iShares North American Tech-Multimedia Networking ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,615,211	$6,003,928	$1,217,804	$1,219,733
Net realized gain (loss)	50,981,039	29,250,942	22,909,938	(3,795,638)
Net change in unrealized appreciation/depreciation	38,235,343	106,605,088	658,929	29,646,455

Net increase in net assets resulting from operations	95,831,593	141,859,958	24,786,671	27,070,550

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,741,637)	(6,042,520)	(1,271,995)	(1,115,183)

Total distributions to shareholders	(6,741,637)	(6,042,520)	(1,271,995)	(1,115,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	123,600,299	75,493,668	30,829,122	152,661,376
Cost of shares redeemed	(105,532,958)	(80,416,091)	(226,585,564)	(82,366,458)

Net increase (decrease) in net assets from capital share transactions	18,067,341	(4,922,423)	(195,756,442)	70,294,918

INCREASE (DECREASE) IN NET ASSETS	107,157,297	130,895,015	(172,241,766)	96,250,285

NET ASSETS
Beginning of year	716,340,322	585,445,307	324,032,885	227,782,600

End of year	$823,497,619	$716,340,322	$151,791,119	$324,032,885

Undistributed net investment income included in net assets at end of year	$—	$—	$50,359	$104,550

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	850,000	850,000	4,500,000
Shares redeemed	(1,050,000)	(900,000)	(6,500,000)	(2,600,000)

Net increase (decrease) in shares outstanding	150,000	(50,000)	(5,650,000)	1,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares North American Tech-Software ETF		iShares PHLX Semiconductor ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,954,865	$3,013,153	$8,571,083	$3,631,538
Net realized gain	161,609,716	141,561,773	104,969,304	47,748,923
Net change in unrealized appreciation/depreciation	55,415,406	(16,921,834)	(68,151,543)	21,035,162

Net increase in net assets resulting from operations	219,979,987	127,653,092	45,388,844	72,415,623

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,012,527)	(4,316,385)	(9,730,336)	(4,029,148)

Total distributions to shareholders	(3,012,527)	(4,316,385)	(9,730,336)	(4,029,148)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	658,515,276	770,650,397	1,404,290,668	773,391,762
Cost of shares redeemed	(770,032,664)	(648,349,077)	(1,525,083,199)	(566,286,308)

Net increase (decrease) in net assets from capital share transactions	(111,517,388)	122,301,320	(120,792,531)	207,105,454

INCREASE (DECREASE) IN NET ASSETS	105,450,072	245,638,027	(85,134,023)	275,491,929

NET ASSETS
Beginning of year	975,188,701	729,550,674	483,318,266	207,826,337

End of year	$1,080,638,773	$975,188,701	$398,184,243	$483,318,266

Undistributed net investment income included in net assets at end of year	$—	$—	$—	$72,691

SHARES ISSUED AND REDEEMED
Shares sold	7,050,000	9,550,000	15,500,000	10,100,000
Shares redeemed	(8,000,000)	(8,000,000)	(16,800,000)	(7,450,000)

Net increase (decrease) in shares outstanding	(950,000)	1,550,000	(1,300,000)	2,650,000

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Exponential Technologies ETF

Period from Mar. 19, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.49

Income from investment operations:
Net investment income[b]	0.18
Net realized and unrealized gain[c]	0.31

Total from investment operations	0.49

Less distributions from:
Net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$25.84

Total return	1.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$689,925
Ratio of expenses to average net assets[e]	0.30%
Ratio of expenses to average net assets prior to waived fees[e]	0.47%
Ratio of net investment income to average net assets[e]	1.90%
Portfolio turnover rate[f]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Natural Resources ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$48.06	$40.54	$36.56	$44.13	$32.93

Income from investment operations:
Net investment income[a]	0.78	0.66	0.64	0.51	0.41
Net realized and unrealized gain (loss)[b]	(15.08)	7.52	4.02	(7.59)	11.37

Total from investment operations	(14.30)	8.18	4.66	(7.08)	11.78

Less distributions from:
Net investment income	(0.73)	(0.66)	(0.68)	(0.49)	(0.58)

Total distributions	(0.73)	(0.66)	(0.68)	(0.49)	(0.58)

Net asset value, end of year	$33.03	$48.06	$40.54	$36.56	$44.13

Total return	(29.99)%	20.33%	12.84%	(16.04)%	35.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,928,976	$2,422,183	$2,000,529	$1,692,521	$2,224,242
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.96%	1.50%	1.62%	1.34%	1.00%
Portfolio turnover rate[c]	9%	7%	7%	8%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$95.51	$77.54	$65.74	$61.97	$52.01

Income from investment operations:
Net investment income[a]	0.88	0.79	0.74	0.40	0.28
Net realized and unrealized gain[b]	12.16	17.98	11.78	3.80	9.98

Total from investment operations	13.04	18.77	12.52	4.20	10.26

Less distributions from:
Net investment income	(0.90)	(0.80)	(0.72)	(0.43)	(0.30)

Total distributions	(0.90)	(0.80)	(0.72)	(0.43)	(0.30)

Net asset value, end of year	$107.65	$95.51	$77.54	$65.74	$61.97

Total return	13.70%	24.29%	19.16%	6.80%	19.73%

Ratios/Supplemental data:
Net assets, end of year (000s)	$823,498	$716,340	$585,445	$479,902	$415,214
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.87%	0.90%	1.04%	0.64%	0.46%
Portfolio turnover rate[c]	6%	9%	9%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech-Multimedia Networking ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$34.11	$29.97	$24.52	$29.06	$27.42

Income from investment operations:
Net investment income (loss)[a]	0.21	0.14	0.33	0.15	(0.02)
Net realized and unrealized gain (loss)[b]	5.34	4.13	5.81	(4.53)	1.69

Total from investment operations	5.55	4.27	6.14	(4.38)	1.67

Less distributions from:
Net investment income	(0.23)	(0.13)	(0.69)	(0.14)	(0.03)
Return of capital	—	—	—	(0.02)	—

Total distributions	(0.23)	(0.13)	(0.69)	(0.16)	(0.03)

Net asset value, end of year	$39.43	$34.11	$29.97	$24.52	$29.06

Total return	16.31%	14.25%	25.16%	(15.12)%	6.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$151,791	$324,033	$227,783	$197,422	$194,675
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.59%	0.44%	1.18%	0.54%	(0.05)%
Portfolio turnover rate[c]	23%	30%	25%	33%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech-Software ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$84.80	$73.32	$59.36	$59.10	$47.24

Income from investment operations:
Net investment income (loss)[a]	0.24	0.23	0.25	0.09	(0.07)
Net realized and unrealized gain[b]	17.63	11.59	13.88	0.27	11.93

Total from investment operations	17.87	11.82	14.13	0.36	11.86

Less distributions from:
Net investment income	(0.24)	(0.34)	(0.17)	(0.10)	—

Total distributions	(0.24)	(0.34)	(0.17)	(0.10)	—

Net asset value, end of year	$102.43	$84.80	$73.32	$59.36	$59.10

Total return	21.10%	16.14%	23.84%	0.61%	25.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,080,639	$975,189	$729,551	$599,532	$585,114
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.25%	0.29%	0.38%	0.16%	(0.12)%
Portfolio turnover rate[c]	15%	13%	15%	10%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares PHLX Semiconductor ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$82.62	$64.95	$52.19	$52.40	$45.98

Income from investment operations:
Net investment income[a]	1.45 [b]	0.87	0.75	0.55	0.44
Net realized and unrealized gain (loss)[c]	4.96	17.78	12.76	(0.32)	6.49

Total from investment operations	6.41	18.65	13.51	0.23	6.93

Less distributions from:
Net investment income	(1.52)	(0.98)	(0.75)	(0.44)	(0.51)

Total distributions	(1.52)	(0.98)	(0.75)	(0.44)	(0.51)

Net asset value, end of year	$87.51	$82.62	$64.95	$52.19	$52.40

Total return	7.65%	28.89%[d]	26.15%	0.45%	15.02%

Ratios/Supplemental data:
Net assets, end of year (000s)	$398,184	$483,318	$207,826	$208,750	$165,054
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.59%[b]	1.16%	1.33%	1.06%	0.81%
Portfolio turnover rate[e]	21%	34%	16%	27%	52%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from KLA-Tencor Corp. Excluding such special distribution, the net investment income would have been $0.97 per share and 1.06% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 28.87%.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Exponential Technologies [a]	Non-diversified
North American Natural Resources	Non-diversified
North American Tech	Non-diversified
North American Tech-Multimedia Networking	Non-diversified
North American Tech-Software	Non-diversified
PHLX Semiconductor	Non-diversified

[a]	The Fund commenced operations on March 19, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2015, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
North American Natural Resources	$38,177,243	$38,177,243	$—
North American Tech	17,552,105	17,552,105	—
North American Tech-Multimedia Networking	13,033,930	13,033,930	—
North American Tech-Software	90,207,189	90,207,189	—
PHLX Semiconductor	12,357,372	12,357,372	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. The guidance did not have a material impact on the Funds’ financial statements and disclosures.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Exponential Technologies ETF, BFA is entitled to an annual investment advisory fee of 0.47% based on the average daily net assets of the Fund. For the year ended July 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $394,202.

For its investment advisory services to each of the iShares North American Natural Resources, iShares North American Tech, iShares North American Tech-Multimedia Networking, iShares North American Tech-Software and iShares PHLX Semiconductor ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares North American Natural Resources, iShares North American Tech, iShares North American Tech-Multimedia Networking, iShares North American Tech-Software and iShares PHLX Semiconductor ETFs (the “Group 1 Funds,”), retain, 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Exponential Technologies ETF (the “Group 2 Fund”), retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

Prior to January 1, 2015, each Group 1 Fund retained 70% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
North American Natural Resources	$580,842
North American Tech	80,836
North American Tech-Multimedia Networking	22,736
North American Tech-Software	153,795
PHLX Semiconductor	31,364

The iShares Exponential Technology ETF received a payment from BTC to compensate for forgone securities lending revenue. The payment is reported on the Statements of Assets and Liabilities as “Receivables: Payment from affiliate” and on the Statements of Operations as “Payment from affiliate”.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the period ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Exponential Technologies
BlackRock Inc.	—	9,568	—	9,568	$3,217,910	$20,483	$—

					$3,217,910	$20,483	$—

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Exponential Technologies	$20,359,360	$8,945,746
North American Natural Resources	210,391,850	209,112,087
North American Tech	47,823,723	46,468,681
North American Tech-Multimedia Networking	49,086,924	49,277,093
North American Tech-Software	182,595,292	174,967,448
PHLX Semiconductor	112,818,207	111,610,368

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Exponential Technologies	$680,382,176	$—
North American Natural Resources	521,349,929	211,983,296
North American Tech	123,318,726	104,923,735
North American Tech-Multimedia Networking	30,795,891	226,435,685
North American Tech-Software	656,027,155	768,906,897
PHLX Semiconductor	1,401,690,185	1,522,751,919

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements, of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Exponential Technologies ETF invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares North American Natural Resources, iShares North American Tech, iShares North American Tech-Multimedia Networking, iShares North American Tech-Software and iShares PHLX Semiconductor ETFs all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares Exponential Technologies ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2015, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Exponential Technologies	$—	$10,097	$(10,097)
North American Natural Resources	42,373,862	7,862	(42,381,724)
North American Tech	43,311,422	126,426	(43,437,848)
North American Tech-Multimedia Networking	15,376,271	—	(15,376,271)
North American Tech-Software	157,796,996	57,662	(157,854,658)
PHLX Semiconductor	99,715,810	1,086,562	(100,802,372)

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
Exponential Technologies
Ordinary income	$3,623,748	$—

North American Natural Resources
Ordinary income	$41,026,019	$33,343,672

North American Tech
Ordinary income	$6,741,637	$6,042,520

North American Tech-Multimedia Networking
Ordinary income	$1,271,995	$1,115,183

North American Tech-Software
Ordinary income	$3,012,527	$4,316,385

PHLX Semiconductor
Ordinary income	$9,730,336	$4,029,148

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Exponential Technologies	$787,748	$(2,700,560)	$4,376,490	$—	$2,463,678
North American Natural Resources	2,165,774	(180,714,520)	(548,052,665)	(41,490,720)	(768,092,131)
North American Tech	—	(25,847,748)	204,565,160	—	178,717,412
North American Tech-Multimedia Networking	50,359	(104,945,051)	2,171,810	(5,103,244)	(107,826,126)
North American Tech-Software	—	(33,526,940)	90,377,949	(2,976,055)	53,874,954
PHLX Semiconductor	—	(53,267,675)	(71,414,972)	(169,929)	(124,852,576)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Exponential Technologies	$2,700,560	$—	$—	$—	$—	$2,700,560
North American Natural Resources	62,053,184	2,497,939	17,704,391	84,798,764	13,660,242	180,714,520
North American Tech	2,576,257	850,629	5,220,553	10,528,527	6,671,782	25,847,748
North American Tech-Multimedia Networking	53,838,741	20,065,788	1,494,613	14,891,975	14,653,934	104,945,051
North American Tech-Software	—	—	5,811,578	27,274,356	441,006	33,526,940
PHLX Semiconductor	13,007,779	17,237,123	6,663,495	4,103,013	12,256,265	53,267,675

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2015, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
North American Tech	$2,899,059
North American Tech-Software	2,822,267
PHLX Semiconductor	748,560

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Exponential Technologies	$684,143,218	$38,873,191	$(34,497,146)	$4,376,045
North American Natural Resources	2,515,116,700	131,760,532	(679,813,056)	(548,052,524)
North American Tech	637,144,065	234,865,593	(30,300,433)	204,565,160
North American Tech-Multimedia Networking	163,065,701	18,355,061	(16,183,251)	2,171,810
North American Tech-Software	1,083,461,306	129,720,218	(39,342,269)	90,377,949
PHLX Semiconductor	482,236,212	637,341	(72,052,313)	(71,414,972)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

The Board approved a change of the fiscal year-end for the iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF from July 31 to March 31. This change was effective following the July 31, 2015 fiscal year-end.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Exponential Technologies ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
Exponential Technologies	$ 5,304,157
North American Natural Resources	52,344,281
North American Tech	10,067,285
North American Tech-Multimedia Networking	2,143,308
North American Tech-Software	8,136,512
PHLX Semiconductor	10,955,840

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Exponential Technologies	39.73%
North American Natural Resources	93.66
North American Tech	100.00
North American Tech-Multimedia Networking	100.00
North American Tech-Software	100.00
PHLX Semiconductor	88.56

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Exponential Technologies ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on December 3-4, 2014, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract. The Board noted that there are various ways to share potential economies of scale with iShares fund shareholders, including through fee reductions (that may take the form of breakpoints, price cuts, and/or waivers), continued investment in services to iShares fund shareholders, and fee levels that anticipate scale.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index that serves as the underlying index for the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares North American Natural Resources ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing

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regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares North American Tech ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the

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Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as

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well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more

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extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF and iShares PHLX Semiconductor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the

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Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group, except for iShares North American Tech-Multimedia Networking ETF, which were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group for iShares North American Tech-Multimedia Networking ETF contained only four funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory

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Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

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Contract (Continued)

iSHARES® TRUST

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
North American Natural Resources	$0.722568	$—	$0.009840	$0.732408	99%	—%	1%	100%
North American Tech	0.899105	—	—	0.899105	100	—	—	100
PHLX Semiconductor	1.515059	—	—	1.515059	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report (except for the iShares Exponential Technologies ETF which commenced operations on March 19, 2015). The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	73

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Exponential Technologies ETF

Period Covered: April 1, 2015 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	7.94%
Between 0.5% and –0.5%	58	92.06

	63	100.00%

iShares North American Natural Resources ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,379	99.79
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares North American Tech ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,381	99.93%
Less than –0.5%	1	0.07

	1,382	100.00%

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares North American Tech-Multimedia Networking ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,379	99.79
Less than –0.5% and Greater than –1.0%	1	0.07

	1,382	100.00%

iShares North American Tech-Software ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,380	99.86

	1,382	100.00%

iShares PHLX Semiconductor ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,382	100.00%

SUPPLEMENTAL INFORMATION	75

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).

Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	79

Notes:

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	81

Notes:

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, Morningstar, Inc. or The NASDAQ OMX Group, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-71-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE Growth ETF | EFG | NYSE Arca
➢	iShares MSCI EAFE Value ETF | EFV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equity markets produced negative returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI ex USA Index, a broad equity index that includes both developed and emerging markets around the globe but excludes the United States, returned -4.57% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI ex USA Index returned 10.60% in local currency terms for the reporting period.

A number of other factors buffeted international equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by more than 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015 in an effort to stimulate economic activity on the Continent and stave off deflation. Although economic growth rates across Europe remained subdued overall, signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe for the reporting period included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained approximately 11% when measured in local currencies. Central banks in Australia and New Zealand lowered interest rates during the reporting period as economic growth in both countries slowed amid reduced demand for commodities. Meanwhile, the Bank of Japan took unprecedented measures to revive the Japanese economy, inject liquidity into the capital markets, and keep deflation at bay. For the reporting period, the best-performing markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell the most, declining by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies experienced slowing economic growth during the reporting period. Although China remained one of the world’s fastest-growing economies, the country’s 7.4% economic growth in 2014 was its slowest growth rate in 24 years, while the economies in Russia and Brazil fell into recession during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE GROWTH ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.06%	3.52%	3.41%	3.06%	3.52%	3.41%
5 Years	8.55%	8.48%	8.86%	50.69%	50.25%	52.88%
Since Inception	5.47%	5.44%	5.68%	70.26%	69.92%	73.69%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/1/05. The first day of secondary market trading was 8/5/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,079.90	$2.06	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE GROWTH ETF

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 3.06%, net of fees, while the total return for the Index was 3.41%.

International developed market growth stocks, as represented by the Index, rose for the reporting period and outperformed their value-oriented peers. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

Japan, which represented about 21% of the Index on average, was the largest contributor to the Index’s performance during the reporting period. Japan’s annualized GDP growth in 2015’s first quarter was 3.9%, a significant improvement from the annualized 1.1% growth rate in the fourth quarter of 2014. The improvement was largely due to a broad increase in private demand, including business investment, consumption, and residential housing investment.

Switzerland was a solid contributor during the reporting period. Export levels remained positive and GDP growth remained healthy during the first half of the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets. France, Germany, the Netherlands, and Denmark also helped the Index’s performance for the reporting period, as European economic growth improved, and Greece’s debt difficulties were tempered with additional funding arrangements. The United Kingdom delivered relatively flat performance despite improving economic conditions.

At the other end of the spectrum, Australia was the largest detractor from Index performance during the reporting period, as China’s economic slowdown reduced demand for Australia’s top exports. Weak demand for iron ore and coal led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period. Singapore, Spain, and Sweden were relatively modest detractors from the Index’s return during the reporting period.

From a sector standpoint, consumer-oriented stocks were solid contributors to the Index’s return, as improving growth and declining oil prices helped consumer spending during the reporting period. The healthcare sector also contributed meaningfully to Index results. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. The financials sector also added to Index performance. On the downside, the materials and energy sectors detracted from the Index’s return during the reporting period, as declining commodity prices weighed on both sectors.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	17.31%
Consumer Staples	17.02
Health Care	15.50
Industrials	15.30
Financials	15.15
Information Technology	7.15
Materials	6.58
Telecommunication Services	3.93
Energy	1.34
Utilities	0.72

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	22.08%
United Kingdom	16.16
Switzerland	13.13
Germany	10.41
France	8.67
Australia	6.66
Netherlands	3.86
Sweden	3.47
Denmark	2.80
Hong Kong	2.73

TOTAL	89.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE VALUE ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.16)%	(3.91)%	(3.90)%	(4.16)%	(3.91)%	(3.90)%
5 Years	6.88%	6.81%	7.11%	39.50%	39.04%	40.96%
Since Inception	4.02%	4.00%	4.18%	48.30%	47.99%	50.58%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/1/05. The first day of secondary market trading was 8/5/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,061.40	$2.04	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE ETF

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -4.16%, net of fees, while the total return for the Index was -3.90%.

International developed market value stocks, as represented by the Index, declined for the reporting period and underperformed their growth-oriented peers. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

Japan, which represented about 22% of the Index on average, was the largest contributor to the Index’s performance during the reporting period. Japan’s annualized GDP growth in 2015’s first quarter was 3.9%, a significant improvement from the annualized 1.1% growth rate in the fourth quarter of 2014. The improvement was largely due to a broad increase in private demand, including business investment, consumption, and residential housing investment. Elsewhere in Asia, Hong Kong’s market helped the Index’s return for the reporting period.

In Europe, Switzerland and the Netherlands helped the Index’s performance for the reporting period, while Germany and France detracted from performance. Equity markets in Europe contended with ongoing debt negotiations between Greece and its creditors. Ultimately, the parties struck a deal that helped ease investor concerns.

The United Kingdom, which represented approximately 24% of the Index on average during the reporting period, was the largest detractor to Index performance despite improving economic conditions. Australia and Norway also detracted from Index performance. Both countries have significant exposure to commodities, and the falling prices over the past year weighed on their markets.

From a sector standpoint, the healthcare sector contributed meaningfully to Index results. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Consumer-oriented stocks also delivered solid performance, as improving growth and declining oil prices helped consumer spending. Telecommunication services stocks also added to Index performance. The energy and materials sectors were the primary drivers of the Index’s negative return during the reporting period, as declining commodity prices weighed on both sectors.

ALLOCATION BY SECTOR As of 7/31/15

Sector	Percentage of Total Investments*

Financials	37.48%
Industrials	9.57
Energy	8.78
Consumer Discretionary	8.69
Health Care	7.95
Materials	7.52
Utilities	6.68
Telecommunication Services	5.98
Consumer Staples	5.39
Information Technology	1.96

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 7/31/15

Country	Percentage of Total Investments*

United Kingdom	24.31%
Japan	23.05
France	11.06
Germany	7.48
Australia	6.77
Switzerland	5.90
Spain	4.79
Hong Kong	3.54
Italy	2.71
Sweden	2.34

TOTAL	91.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.24%

AUSTRALIA — 6.65%
Alumina Ltd.	752,600	$820,718
Amcor Ltd./Australia	363,804	3,849,769
AMP Ltd.	889,488	4,317,624
APA Group	341,325	2,273,415
Aristocrat Leisure Ltd.	163,726	1,030,390
Asciano Ltd.	292,165	1,744,303
ASX Ltd.	37,133	1,212,091
Aurizon Holdings Ltd.	643,047	2,502,775
Boral Ltd.	236,785	1,154,584
Brambles Ltd.	471,937	3,770,650
Caltex Australia Ltd.	80,514	2,042,785
Coca-Cola Amatil Ltd.	83,496	569,006
Cochlear Ltd.	16,969	1,137,333
Commonwealth Bank of Australia	486,918	31,308,686
Computershare Ltd.	90,667	822,945
Crown Resorts Ltd.	109,411	1,095,116
CSL Ltd.	142,426	10,350,283
Flight Centre Travel Group Ltd.	16,756	438,296
Goodman Group	538,961	2,588,441
Harvey Norman Holdings Ltd.	55,593	182,078
Healthscope Ltd.	332,493	669,016
Iluka Resources Ltd.	127,800	739,538
James Hardie Industries PLC	134,758	1,879,242
Macquarie Group Ltd.	88,040	5,311,178
Medibank Pvt Ltd.[a]	536,121	822,834
Newcrest Mining Ltd.[a]	229,827	1,902,078
Origin Energy Ltd.	163,158	1,358,704
Platinum Asset Management Ltd.	69,793	388,494
Qantas Airways Ltd.[a]	168,554	464,166
QBE Insurance Group Ltd.	143,633	1,539,963
Ramsay Health Care Ltd.	42,458	2,085,254
REA Group Ltd.	15,620	497,937
Santos Ltd.	103,944	564,852
Seek Ltd.	98,335	1,090,406
Sonic Healthcare Ltd.	114,736	1,741,580
Sydney Airport	329,014	1,355,441
Tatts Group Ltd.	211,935	619,425
Telstra Corp. Ltd.	1,286,520	6,131,468
TPG Telecom Ltd.	83,212	581,125
Transurban Group	579,715	4,244,367
Treasury Wine Estates Ltd.	199,581	845,665
Wesfarmers Ltd.	336,824	10,499,871
Westpac Banking Corp.	327,168	8,375,321

Security	Shares	Value
Woolworths Ltd.	378,856	$7,956,892

		134,876,105
AUSTRIA — 0.19%
Andritz AG	23,785	1,337,069
Erste Group Bank AGa	84,561	2,549,629

		3,886,698
BELGIUM — 2.07%
Anheuser-Busch InBev NV	241,968	28,966,117
Colruyt SA	20,661	1,008,739
KBC Groep NV	75,686	5,306,633
Solvay SA	17,679	2,378,100
Telenet Group Holding NVa	15,691	890,388
UCB SA	37,843	2,945,992
Umicore SA	9,940	437,751

		41,933,720
DENMARK — 2.80%
Carlsberg A/S Class B	21,158	1,854,659
Coloplast A/S Class B	33,441	2,426,293
Danske Bank A/S	106,358	3,341,823
DSV A/S	53,037	1,823,514
ISS A/S	45,298	1,569,505
Novo Nordisk A/S Class B	571,266	33,699,665
Novozymes A/S Class B	71,923	3,777,434
Pandora A/S	34,648	3,919,579
Vestas Wind Systems A/S	67,592	3,712,103
William Demant Holding A/Sa,b	7,668	587,571

		56,712,146
FINLAND — 0.65%
Kone OYJ Class Bb	94,501	3,984,265
Nokia OYJ	1,106,819	7,863,049
Wartsila OYJ Abp	29,110	1,345,023

		13,192,337
FRANCE — 8.65%
Accor SA	63,332	3,126,016
Aeroports de Paris	8,804	1,062,199
Air Liquide SA	103,518	13,558,788
Airbus Group SE	177,145	12,643,428
Alcatel-Lucent[a],b	848,237	3,221,070
Alstom SAa	65,746	1,943,833
Atos	25,773	1,973,908
Bollore SA	263,694	1,468,366
Bouygues SA	60,634	2,238,521
Bureau Veritas SA	80,088	1,882,524
Cap Gemini SA	46,718	4,493,207

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
Carrefour SA	165,714	$5,722,452
Christian Dior SE	16,472	3,435,079
Cie. de Saint-Gobain	71,852	3,426,684
Cie. Generale des Etablissements Michelin Class B	27,761	2,735,920
Credit Agricole SA	108,488	1,719,435
Danone SA	174,092	11,865,800
Dassault Systemes	38,553	2,929,278
Edenred	61,273	1,537,748
Essilor International SA	61,699	7,948,407
Eurazeo SA	11,934	780,173
Groupe Eurotunnel SE Registered	142,710	2,063,154
Hermes International	7,909	3,097,277
Iliad SA	7,810	1,864,270
JCDecaux SA	23,643	910,481
Kering	7,952	1,542,781
Klepierre	51,901	2,376,574
L’Oreal SA	75,615	14,231,593
Legrand SA	79,804	4,942,011
LVMH Moet Hennessy Louis Vuitton SE	83,922	15,827,517
Numericable-SFR SAS[a]	29,405	1,612,873
Pernod Ricard SA	63,829	7,690,368
Peugeot SAa	46,150	930,291
Publicis Groupe SA	56,445	4,299,324
Remy Cointreau SA	7,526	538,736
Renault SA	20,164	1,866,468
Safran SA	87,969	6,692,681
SES SA	96,205	2,993,718
Societe BIC SA	8,591	1,480,241
Sodexo SA	28,329	2,656,059
Technip SA	10,082	577,228
Thales SA	31,240	2,127,192
Valeo SA	23,856	3,202,413
Wendel SA	2,982	399,478
Zodiac Aerospace	60,634	1,818,819

		175,454,383
GERMANY — 9.85%
adidas AG	62,835	5,169,951
Axel Springer SE	6,390	359,777
Bayer AG Registered	248,500	36,872,776
Bayerische Motoren Werke AG	34,719	3,502,204
Beiersdorf AG	30,104	2,588,325

Security	Shares	Value
Brenntag AG	47,002	$2,629,225
Commerzbank AGa	320,636	4,174,893
Continental AG	33,086	7,440,786
Daimler AG Registered	187,866	16,893,618
Deutsche Annington Immobilien SE	48,365	1,517,585
Deutsche Boerse AG	58,149	5,308,642
Deutsche Lufthansa AG Registered[a]	34,719	473,737
Deutsche Post AG Registered	290,958	8,846,718
Deutsche Telekom AG Registered	955,802	17,371,498
Deutsche Wohnen AG Bearer	92,797	2,307,365
Evonik Industries AG	14,698	591,671
Fraport AG Frankfurt Airport Services Worldwide[b]	12,283	811,403
Fresenius Medical Care AG & Co. KGaA	65,746	5,399,293
Fresenius SE & Co. KGaA	114,665	7,959,786
GEA Group AG	55,593	2,367,816
HeidelbergCement AG	42,458	3,257,881
Henkel AG & Co. KGaA	30,956	3,144,166
HUGO BOSS AG	20,115	2,440,202
Infineon Technologies AG	340,374	3,837,716
Kabel Deutschland Holding AGa	6,461	881,597
Lanxess AG	27,477	1,594,704
Linde AG	55,806	10,611,217
MAN SE	10,082	1,057,546
Merck KGaA	39,050	3,996,035
Osram Licht AG	26,625	1,524,959
ProSiebenSat.1 Media SE Registered	65,959	3,392,323
QIAGEN NVa	66,527	1,876,148
RTL Group SAa	5,680	519,867
SAP SE	295,289	21,291,084
Symrise AG	37,701	2,521,314
ThyssenKrupp AG	110,831	2,826,797
United Internet AG Registered[c]	36,849	1,833,493
Volkswagen AG	2,840	577,507

		199,771,625
HONG KONG — 2.72%
AIA Group Ltd.	3,606,800	23,495,401
ASM Pacific Technology Ltd.[b]	71,000	642,932
Cathay Pacific Airways Ltd.	355,000	839,841

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
Cheung Kong Infrastructure Holdings Ltd.	213,000	$1,853,237
Galaxy Entertainment Group Ltd.	710,000	3,269,610
Henderson Land Development Co. Ltd.	333,300	2,201,277
HKT Trust & HKT Ltd.	710,000	864,569
Hong Kong & China Gas Co. Ltd.	2,059,944	4,203,696
Hong Kong Exchanges and Clearing Ltd.	333,700	9,048,120
Li & Fung Ltd.	568,400	439,921
Link REIT (The)	674,500	3,967,494
MGM China Holdings Ltd.	284,000	603,000
MTR Corp. Ltd.	177,500	791,072
PCCW Ltd.	1,136,000	679,933
Shangri-La Asia Ltd.	426,666	550,374
Techtronic Industries Co. Ltd.	390,500	1,377,678
WH Group Ltd.[a,d]	639,000	409,663

		55,237,818
IRELAND — 0.38%
Bank of Ireland[a]	8,323,401	3,522,111
Kerry Group PLC Class A	48,138	3,677,763
Ryanair Holdings PLC ADR	8,094	599,846

		7,799,720
ISRAEL — 0.72%
Azrieli Group	11,715	486,731
Bank Leumi le-Israel BMa	212,716	928,427
Mizrahi Tefahot Bank Ltd.	20,519	263,332
NICE-Systems Ltd.	17,182	1,072,178
Teva Pharmaceutical Industries Ltd.	168,128	11,817,888

		14,568,556
ITALY — 2.02%
Atlantia SpA	80,514	2,163,408
Banca Monte dei Paschi di Siena SpA[a]	377,673	753,593
CNH Industrial NV	100,181	902,083
EXOR SpA	29,962	1,518,128
Finmeccanica SpA[a]	116,955	1,695,337
Intesa Sanpaolo SpA	3,814,495	14,758,990
Intesa Sanpaolo SpA RSP	278,604	936,375
Luxottica Group SpA	51,262	3,740,863
Pirelli & C. SpA	78,242	1,305,330
Prysmian SpA	59,711	1,378,149
Saipem SpA[a,b]	30,033	263,465
Telecom Italia SpA[a]	3,078,915	4,099,097

Security	Shares	Value
Telecom Italia SpA RSP	595,051	$621,283
UniCredit SpA	719,829	4,799,655
Unione di Banche Italiane SpA	256,665	2,095,630

		41,031,386
JAPAN — 22.03%
ABC-Mart Inc.	7,100	426,934
Acom Co. Ltd.[a]	127,800	607,564
Advantest Corp.	35,500	310,888
AEON Financial Service Co. Ltd.	35,500	925,501
Aeon Mall Co. Ltd.	21,310	400,589
Air Water Inc.	71,000	1,233,238
Ajinomoto Co. Inc.	157,000	3,614,060
Amada Holdings Co. Ltd.	106,500	1,044,413
ANA Holdings Inc.	355,000	1,131,805
Asahi Glass Co. Ltd.	71,000	416,619
Asahi Group Holdings Ltd.	113,600	3,811,576
Asahi Kasei Corp.	142,000	1,079,885
ASICS Corp.	49,700	1,430,086
Astellas Pharma Inc.	646,100	9,736,218
Bandai Namco Holdings Inc.	49,700	1,102,751
Benesse Holdings Inc.	21,300	575,072
Brother Industries Ltd.	71,000	982,235
Calbee Inc.	21,300	950,716
Casio Computer Co. Ltd.[b]	56,800	1,133,754
Central Japan Railway Co.	42,600	7,468,195
Chiyoda Corp.	25,000	201,784
Chugai Pharmaceutical Co. Ltd.	71,000	2,584,527
COLOPL Inc.	14,200	276,218
Dai-ichi Life Insurance Co. Ltd. (The)	205,900	4,191,289
Daicel Corp.	71,000	963,897
Daikin Industries Ltd.	71,000	4,595,989
Daito Trust Construction Co. Ltd.	21,300	2,251,289
Dentsu Inc.	42,600	2,417,192
Don Quijote Holdings Co. Ltd.	31,400	1,340,700
East Japan Railway Co.	63,900	6,318,052
Eisai Co. Ltd.	28,400	1,855,587
FANUC Corp.	63,900	10,665,903
Fast Retailing Co. Ltd.	15,400	7,628,217
Fuji Electric Co. Ltd.	142,000	587,966
Fuji Heavy Industries Ltd.	177,500	6,568,768
Fujitsu Ltd.	213,000	1,118,510
GungHo Online Entertainment Inc.[b]	120,700	401,375
Hakuhodo DY Holdings Inc.	71,000	794,842

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
Hamamatsu Photonics KK	42,600	$1,110,602
Hankyu Hanshin Holdings Inc.	142,000	898,567
Hikari Tsushin Inc.	7,100	496,275
Hino Motors Ltd.	56,800	736,734
Hirose Electric Co. Ltd.	8,045	962,971
Hisamitsu Pharmaceutical Co. Inc.	7,100	258,453
Hitachi High-Technologies Corp.	21,300	497,708
Hitachi Ltd.	923,000	5,992,665
Hitachi Metals Ltd.	71,000	1,057,307
Hoya Corp.	127,800	5,413,410
Hulic Co. Ltd.	85,200	843,782
Idemitsu Kosan Co. Ltd.	14,200	261,433
IHI Corp.	426,000	1,695,129
Isetan Mitsukoshi Holdings Ltd.	99,400	1,812,378
Isuzu Motors Ltd.	184,600	2,559,771
J Front Retailing Co. Ltd.	28,400	534,785
Japan Airport Terminal Co. Ltd.	14,200	756,447
Japan Exchange Group Inc.	85,200	2,970,774
JGC Corp.	71,000	1,214,327
JTEKT Corp.	63,900	1,105,272
Kajima Corp.	213,000	1,059,026
Kakaku.com Inc.	35,500	565,329
Kansai Electric Power Co. Inc. (The)[a]	220,100	2,988,080
Kansai Paint Co. Ltd.	71,000	1,157,020
Kao Corp.	156,200	7,931,347
Kawasaki Heavy Industries Ltd.	426,000	1,870,487
KDDI Corp.	262,700	6,680,143
Keihan Electric Railway Co. Ltd.	142,000	929,513
Keikyu Corp.	71,000	585,100
Keio Corp.	142,059	1,184,446
Keisei Electric Railway Co. Ltd.	71,000	867,622
Keyence Corp.	14,287	7,207,212
Kikkoman Corp.	38,000	1,331,127
Kintetsu Group Holdings Co. Ltd.	568,000	2,026,361
Koito Manufacturing Co. Ltd.	28,400	1,117,478
Komatsu Ltd.	284,000	5,260,745
Konami Corp.	21,300	444,928
Konica Minolta Inc.	134,900	1,684,413
Kubota Corp.	355,000	6,084,527
Kuraray Co. Ltd.	71,000	837,822
Kurita Water Industries Ltd.	14,200	310,716
Kyocera Corp.	35,500	1,832,378
Kyowa Hakko Kirin Co. Ltd.	35,000	570,079

Security	Shares	Value
Kyushu Electric Power Co. Inc.[a]	49,700	$705,215
Lawson Inc.	21,300	1,586,819
LIXIL Group Corp.	42,600	855,817
M3 Inc.	56,800	1,340,057
Mabuchi Motor Co. Ltd.	14,200	851,576
Makita Corp.	35,500	1,962,751
Marubeni Corp.	170,400	948,997
Mazda Motor Corp.	163,300	3,210,115
McDonald’s Holdings Co. Japan Ltd.[b]	7,100	151,289
MEIJI Holdings Co. Ltd.	17,600	2,504,443
Minebea Co. Ltd.	84,000	1,317,341
Miraca Holdings Inc.	14,200	654,441
Mitsubishi Chemical Holdings Corp.	276,900	1,810,315
Mitsubishi Electric Corp.	568,000	6,113,467
Mitsubishi Estate Co. Ltd.	238,000	5,292,304
Mitsubishi Heavy Industries Ltd.	426,000	2,256,275
Mitsubishi Logistics Corp.	30,000	436,821
Mitsui Chemicals Inc.	213,000	799,427
Mitsui Fudosan Co. Ltd.	176,500	5,026,678
Mixi Inc.[b]	7,100	307,736
MS&AD Insurance Group Holdings Inc.	56,800	1,791,175
Murata Manufacturing Co. Ltd.	61,000	9,059,284
Nabtesco Corp.	35,500	781,375
Nagoya Railroad Co. Ltd.	142,000	534,097
NEC Corp.	483,000	1,543,791
Nexon Co. Ltd.	35,500	487,393
NGK Insulators Ltd.	71,000	1,822,350
NGK Spark Plug Co. Ltd.	53,700	1,423,823
NH Foods Ltd.	71,000	1,727,794
Nidec Corp.	63,900	5,727,507
Nintendo Co. Ltd.	10,900	1,918,794
Nippon Paint Holdings Co. Ltd.	42,600	1,222,350
Nippon Steel & Sumitomo Metal Corp.	781,000	1,847,622
Nissin Foods Holdings Co. Ltd.	7,100	320,344
Nitori Holdings Co. Ltd.	21,300	1,913,467
Nitto Denko Corp.	50,500	3,827,394
NOK Corp.	28,400	833,238
Nomura Research Institute Ltd.	35,500	1,458,453
NSK Ltd.	149,100	1,927,908
NTT Data Corp.	35,500	1,699,140
NTT Urban Development Corp.	21,300	209,570

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
Obayashi Corp.	213,000	$1,641,834
Odakyu Electric Railway Co. Ltd.	213,000	2,133,524
Olympus Corp.	78,100	2,994,269
Omron Corp.	56,800	2,230,372
Ono Pharmaceutical Co. Ltd.	23,200	2,799,467
Oracle Corp. Japan	14,200	598,281
Oriental Land Co. Ltd./Japan	60,400	3,836,213
Otsuka Corp.	14,200	746,132
Panasonic Corp.	426,000	5,009,742
Park24 Co. Ltd.	28,400	516,905
Rakuten Inc.	276,900	4,459,857
Recruit Holdings Co. Ltd.	42,600	1,344,413
Rinnai Corp.	7,100	502,579
Rohm Co. Ltd.	14,200	822,923
Sanrio Co. Ltd.[b]	14,200	395,415
Santen Pharmaceutical Co. Ltd.	106,500	1,568,768
Secom Co. Ltd.	42,600	2,873,811
Seibu Holdings Inc.	35,500	814,040
Sekisui Chemical Co. Ltd.	71,000	789,112
Seven & I Holdings Co. Ltd.	227,200	10,496,734
Seven Bank Ltd.	191,700	914,441
Sharp Corp./Japan[a],b	355,000	469,914
Shikoku Electric Power Co. Inc.	14,200	239,198
Shimadzu Corp.	71,000	1,059,026
Shimano Inc.	21,800	3,028,193
Shimizu Corp.	213,000	1,870,487
Shin-Etsu Chemical Co. Ltd.	127,800	7,650,774
Shinsei Bank Ltd.	568,000	1,242,407
Shionogi & Co. Ltd.	92,300	3,683,954
Shiseido Co. Ltd.	56,800	1,375,587
SMC Corp./Japan	15,800	4,012,010
SoftBank Group Corp.	291,100	16,167,393
Sompo Japan Nipponkoa Holdings Inc.	99,400	3,507,622
Sony Corp.[a]	376,300	10,730,602
Sony Financial Holdings Inc.	56,849	1,087,929
Stanley Electric Co. Ltd.	14,200	303,725
Sumitomo Chemical Co. Ltd.	426,000	2,434,384
Sumitomo Dainippon Pharma Co. Ltd.	49,700	594,900
Sumitomo Electric Industries Ltd.	85,200	1,271,862
Sumitomo Heavy Industries Ltd.	71,000	358,739
Sumitomo Realty & Development Co. Ltd.	101,000	3,545,333
Suntory Beverage & Food Ltd.	42,600	1,801,719

Security	Shares	Value
Suruga Bank Ltd.	56,800	$1,220,860
Suzuki Motor Corp.	113,600	3,961,490
Sysmex Corp.	42,600	2,761,032
Taiheiyo Cement Corp.	355,000	1,171,920
Taisei Corp.	213,000	1,253,295
Taiyo Nippon Sanso Corp.	49,700	584,871
TDK Corp.	35,500	2,489,971
Teijin Ltd.	284,000	1,038,395
Terumo Corp.	92,300	2,383,954
THK Co. Ltd.	35,500	688,825
Tobu Railway Co. Ltd.	71,000	342,120
Toho Co. Ltd./Tokyo	35,500	841,261
Toho Gas Co. Ltd.	71,000	424,642
Tokyo Electron Ltd.	49,700	2,744,241
Tokyo Tatemono Co. Ltd.	35,500	497,135
Tokyu Corp.	142,000	1,045,272
Tokyu Fudosan Holdings Corp.	63,900	482,751
TonenGeneral Sekiyu KK	71,000	711,175
Toray Industries Inc.	426,000	3,395,072
TOTO Ltd.	71,000	1,157,593
Toyo Suisan Kaisha Ltd.	7,100	268,768
Toyota Industries Corp.	49,700	2,755,874
Toyota Motor Corp.	411,800	27,431,175
Trend Micro Inc./Japan	14,200	520,344
Unicharm Corp.	113,600	2,732,837
USS Co. Ltd.	71,000	1,248,711
Yahoo Japan Corp.	433,100	1,898,166
Yakult Honsha Co. Ltd.	28,400	1,886,533
Yamaha Motor Co. Ltd.	78,100	1,776,390
Yamato Holdings Co. Ltd.	106,500	2,363,037
Yamazaki Baking Co. Ltd.	15,000	239,477
Yaskawa Electric Corp.	71,000	842,980
Yokogawa Electric Corp.	63,900	718,968

		446,861,371
NETHERLANDS — 3.85%
Akzo Nobel NV	73,698	5,309,741
Altice SAa	26,128	3,319,766
ASML Holding NV	105,435	10,558,644
Fiat Chrysler Automobiles NVa	270,652	4,276,128
Gemalto NVb	24,069	2,079,279
Heineken Holding NV	29,962	2,093,467
Heineken NV	69,367	5,498,164
Koninklijke Ahold NV	268,877	5,384,373
Koninklijke KPN NV	628,705	2,500,650
Koninklijke Vopak NV	20,803	1,094,048

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
NN Group NV	37,559	$1,165,860
OCI NVa	24,921	841,576
Randstad Holding NV	37,843	2,606,488
RELX NV	306,518	5,137,419
TNT Express NV	149,768	1,262,545
Unilever NV CVA	488,480	22,025,046
Wolters Kluwer NV	91,022	3,035,072

		78,188,266
NEW ZEALAND — 0.13%
Auckland International Airport Ltd.	289,325	1,039,794
Contact Energy Ltd.	107,707	354,171
Fletcher Building Ltd.	102,595	539,779
Ryman Healthcare Ltd.	112,677	628,751

		2,562,495
NORWAY — 0.07%
Norsk Hydro ASA	138,947	520,826
Yara International ASA	18,673	934,012

		1,454,838
PORTUGAL — 0.14%
Banco Comercial Portugues SA Registered[a],b	5,896,195	456,009
Galp Energia SGPS SA	114,736	1,337,382
Jeronimo Martins SGPS SA	75,970	1,135,647

		2,929,038
SINGAPORE — 1.31%
CapitaLand Ltd.[b]	788,100	1,854,624
City Developments Ltd.	127,800	871,427
ComfortDelGro Corp. Ltd.	639,000	1,405,679
DBS Group Holdings Ltd.	333,700	4,921,484
Genting Singapore PLC	1,803,400	1,159,828
Global Logistic Properties Ltd.[b]	965,600	1,623,094
Jardine Cycle & Carriage Ltd.[b]	34,222	739,063
Noble Group Ltd.	1,455,581	484,023
Oversea-Chinese Banking Corp. Ltd.	312,400	2,349,336
Singapore Airlines Ltd.	163,300	1,281,767
Singapore Exchange Ltd.	238,100	1,386,872
Singapore Technologies Engineering Ltd.	461,500	1,106,278
Singapore Telecommunications Ltd.	1,547,800	4,626,545
StarHub Ltd.	184,600	516,713
United Overseas Bank Ltd.	134,900	2,188,687

		26,515,420

Security	Shares	Value
SPAIN — 2.32%
Abertis Infraestructuras SA	74,177	$1,221,531
ACS Actividades de Construccion y Servicios SA	27,974	944,211
Aena SAa,d	20,590	2,283,986
Amadeus IT Holding SA Class A	134,758	5,912,319
Banco Bilbao Vizcaya Argentaria SA	1,224,750	12,468,066
Banco de Sabadell SA	1,484,397	3,401,436
Bankia SA	1,365,543	1,814,991
Bankinter SA	202,350	1,572,343
Distribuidora Internacional de Alimentacion SA	185,097	1,165,471
Endesa SA	30,175	638,106
Grifols SA	44,801	1,989,341
Industria de Diseno Textil SA	329,582	11,352,026
International Consolidated Airlines Group SAa	251,198	2,101,504
Zardoya Otis SA	25,029	276,256
Zardoya Otis SA New[a]	1,099	12,130

		47,153,717
SWEDEN — 3.46%
Alfa Laval AB	88,821	1,643,759
Assa Abloy AB	303,241	6,191,839
Atlas Copco AB Class A	205,119	5,640,210
Atlas Copco AB Class B	113,458	2,803,572
Boliden AB	82,147	1,525,995
Electrolux AB Class B	72,136	2,087,010
Elekta AB Class Bb	110,121	735,818
Getinge AB Class B	59,995	1,481,090
Hennes & Mauritz AB Class B	285,562	11,428,607
Hexagon AB Class B	77,603	2,523,903
Husqvarna AB Class B	124,463	913,654
ICA Gruppen AB	8,236	302,341
Industrivarden AB Class C	16,046	305,187
Investment AB Kinnevik Class B	70,574	2,272,253
Investor AB Class B	136,604	5,303,015
Lundin Petroleum ABa	64,894	946,689
Millicom International Cellular SA SDR	19,880	1,462,822
Securitas AB Class B	94,785	1,367,272
SKF AB Class B	119,777	2,357,716
Svenska Cellulosa AB SCA Class B	61,273	1,754,863
Swedish Match AB	59,782	1,842,524

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
Telefonaktiebolaget LM Ericsson Class B	914,764	$9,845,922
Volvo AB Class B	462,139	5,502,296

		70,238,357
SWITZERLAND — 13.11%
ABB Ltd. Registered	662,288	13,526,910
Actelion Ltd. Registered	30,814	4,581,543
Barry Callebaut AG Registered	568	638,860
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	284	1,607,491
Chocoladefabriken Lindt & Sprungli AG Registered	27	1,811,986
Cie. Financiere Richemont SA Class A Registered	156,839	13,609,794
Dufry AG Registered[a]	12,065	1,683,401
EMS-Chemie Holding AG Registered	2,485	1,219,101
Geberit AG Registered	11,360	3,953,720
Givaudan SA Registered	2,698	5,052,960
Julius Baer Group Ltd.	43,880	2,440,314
Kuehne + Nagel International AG Registered	16,330	2,266,592
LafargeHolcim Ltd. Registered	124,288	8,703,134
Lonza Group AG Registered	15,904	2,318,334
Nestle SA Registered	484,859	36,928,185
Novartis AG Registered	449,643	46,971,342
Partners Group Holding AG	4,757	1,601,175
Roche Holding AG	211,296	61,359,602
Schindler Holding AG Participation Certificates	14,129	2,288,925
Schindler Holding AG Registered	5,680	927,854
SGS SA Registered	1,562	2,998,533
Sika AG Bearer	639	2,329,016
Sonova Holding AG Registered	16,046	2,297,294
Swatch Group AG (The) Bearer	9,230	3,996,049
Swatch Group AG (The) Registered	14,484	1,193,562
Swiss Prime Site AG Registered	12,739	1,020,605
Swisscom AG Registered	2,627	1,536,129
Syngenta AG Registered	27,903	11,554,879
UBS Group AG	1,099,790	25,460,751

		265,878,041
UNITED KINGDOM — 16.12%
Aggreko PLC	76,485	1,432,259

Security	Shares	Value
ARM Holdings PLC	424,580	$6,671,953
Ashtead Group PLC	151,869	2,326,073
Associated British Foods PLC	107,139	5,390,221
Babcock International Group PLC	75,022	1,160,768
Barratt Developments PLC	297,987	2,952,806
BG Group PLC	1,024,104	17,459,405
British American Tobacco PLC	559,622	33,193,771
BT Group PLC	1,637,473	11,867,987
Bunzl PLC	100,820	2,885,426
Burberry Group PLC	133,125	3,342,563
Capita PLC	199,368	4,056,925
Carnival PLC	55,380	3,069,657
Cobham PLC	116,298	474,215
Coca-Cola HBC AG	39,086	816,096
Compass Group PLC	501,338	8,018,967
Croda International PLC	40,967	1,943,442
Diageo PLC	755,511	21,097,764
Dixons Carphone PLC	295,431	2,101,330
easyJet PLC	48,564	1,245,891
Experian PLC	297,845	5,582,096
Fresnillo PLC	66,882	675,270
G4S PLC	304,022	1,303,250
Hargreaves Lansdown PLC	78,384	1,465,373
IMI PLC	82,044	1,358,395
Inmarsat PLC	134,332	1,861,472
InterContinental Hotels Group PLC	71,013	2,989,811
Intertek Group PLC	48,351	1,846,305
Investec PLC	56,942	520,264
ITV PLC	1,152,330	5,047,580
Johnson Matthey PLC	61,344	2,790,452
Legal & General Group PLC	1,781,887	7,249,117
Lloyds Banking Group PLC	5,989,347	7,776,188
London Stock Exchange Group PLC	94,075	3,833,055
Merlin Entertainments PLC[d]	214,069	1,387,998
Mondi PLC	110,547	2,656,633
Next PLC	43,736	5,453,179
Persimmon PLC	45,795	1,462,850
Prudential PLC	770,989	18,137,167
Randgold Resources Ltd.	28,045	1,690,175
Reckitt Benckiser Group PLC	193,617	18,578,555
RELX PLC	339,593	5,924,674
Royal Mail PLC	240,548	1,895,645

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2015

Security	Shares	Value
SABMiller PLC	291,455	$15,302,274
Sage Group PLC (The)	324,470	2,638,009
Schroders PLC	37,346	1,843,348
Severn Trent PLC	24,992	859,561
Shire PLC	177,571	15,739,260
Sky PLC	310,909	5,530,980
Smith & Nephew PLC	268,806	4,987,521
Sports Direct International PLC[a]	80,159	990,698
Taylor Wimpey PLC	982,640	2,980,950
Travis Perkins PLC	75,402	2,643,930
TUI AG	137,314	2,361,350
Tullow Oil PLC	134,687	516,831
Unilever PLC	384,891	17,460,100
Weir Group PLC (The)	64,042	1,536,041
Whitbread PLC	54,599	4,421,972
Wolseley PLC	78,455	5,210,581
WPP PLC	394,831	9,057,170

		327,073,599

TOTAL COMMON STOCKS
(Cost: $1,553,423,063)		2,013,319,636

PREFERRED STOCKS — 0.54%

GERMANY — 0.54%
Fuchs Petrolub SE	20,874	912,704
Henkel AG & Co. KGaA	53,747	6,413,298
Volkswagen AG	17,821	3,591,372

		10,917,374

TOTAL PREFERRED STOCKS
(Cost: $8,493,500)		10,917,374

SHORT-TERM INVESTMENTS — 0.81%

MONEY MARKET FUNDS — 0.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	15,484,160	15,484,160
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	855,455	855,455
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	37,924	37,924

		16,377,539

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,377,539)		16,377,539

Value
TOTAL INVESTMENTS IN SECURITIES — 100.59%
(Cost: $1,578,294,102)	$2,040,614,549
Other Assets, Less Liabilities — (0.59)%	(11,999,135)

NET ASSETS — 100.00%	$2,028,615,414

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.10%

AUSTRALIA — 6.75%
AGL Energy Ltd.	306,126	$3,749,726
ASX Ltd.	31,414	1,025,412
AusNet Services	843,730	861,235
Australia & New Zealand Banking Group Ltd.	1,233,208	29,595,224
Bank of Queensland Ltd.	165,271	1,668,793
Bendigo & Adelaide Bank Ltd.	199,604	1,926,051
BHP Billiton Ltd.	1,430,171	27,779,019
CIMIC Group Ltd.	45,271	791,226
Coca-Cola Amatil Ltd.	133,440	909,363
Computershare Ltd.	74,643	677,502
Dexus Property Group	425,896	2,433,248
Federation Centres	1,486,208	3,274,192
Fortescue Metals Group Ltd.[a]	723,912	986,127
GPT Group (The)	775,620	2,625,749
Harvey Norman Holdings Ltd.	160,684	526,273
Incitec Pivot Ltd.	755,604	2,008,658
Insurance Australia Group Ltd.	1,044,446	4,517,566
Lend Lease Group	244,640	2,800,766
Medibank Pvt Ltd.[b]	450,360	691,209
Mirvac Group	1,637,142	2,272,225
National Australia Bank Ltd.	1,166,905	29,795,004
Orica Ltd.	166,383	2,347,143
Origin Energy Ltd.	242,138	2,016,412
QBE Insurance Group Ltd.	395,177	4,236,896
Rio Tinto Ltd.	194,183	7,537,748
Santos Ltd.	288,981	1,570,378
Scentre Group	2,382,877	6,929,471
South32 Ltd.[b]	2,322,067	3,043,801
Stockland	1,043,751	3,257,535
Suncorp Group Ltd.	577,128	6,047,827
Tabcorp Holdings Ltd.	380,272	1,354,376
Tatts Group Ltd.	338,882	990,455
Westfield Corp.	882,372	6,499,140
Westpac Banking Corp.	906,002	23,193,153
Woodside Petroleum Ltd.	331,515	8,678,926
WorleyParsons Ltd.	92,574	625,432

		199,243,261
AUSTRIA — 0.16%
IMMOFINANZ AG Escrow[b]	269,008	3
OMV AG	65,469	1,752,278
Raiffeisen Bank International AGa,b	56,017	823,142

Security	Shares	Value
Voestalpine AG	49,762	$2,148,601

		4,724,024
BELGIUM — 0.50%
Ageas	91,879	3,806,213
Delhaize Group	45,870	4,160,279
Groupe Bruxelles Lambert SA	35,306	2,932,219
Proximus	67,535	2,558,585
Umicore SA	27,105	1,193,686

		14,650,982
DENMARK — 0.63%
AP Moeller-Maersk A/S Class A	1,529	2,540,202
AP Moeller-Maersk A/S Class B	3,475	5,953,276
Carlsberg A/S Class B	17,097	1,498,682
Danske Bank A/S	155,819	4,895,913
TDC A/S	365,153	2,771,000
Tryg A/S	52,820	1,070,705

		18,729,778
FINLAND — 1.01%
Elisa OYJ	63,523	2,152,525
Fortum OYJ	199,465	3,526,063
Metso OYJ	51,291	1,417,289
Neste OYJ	56,573	1,581,994
Nokian Renkaat OYJ[a]	50,596	1,529,451
Orion OYJ Class B	45,592	1,915,660
Sampo OYJ Class A	199,882	9,937,786
Stora Enso OYJ Class R	244,640	2,312,336
UPM-Kymmene OYJ	235,605	4,373,179
Wartsila OYJ Abp	23,213	1,072,553

		29,818,836
FRANCE — 11.02%
ArcelorMittal	449,526	4,102,403
Arkema SA	29,610	2,322,084
AXA SA	870,696	23,087,729
BNP Paribas SA	472,461	30,959,741
Casino Guichard Perrachon SA	25,576	1,910,500
Cie. de Saint-Gobain	106,196	5,064,579
Cie. Generale des Etablissements Michelin Class B	41,283	4,068,549
CNP Assurances	75,199	1,272,426
Credit Agricole SA	297,877	4,721,076
Electricite de France SA	107,586	2,578,213
Engie	652,466	12,604,539
Eutelsat Communications SA	77,006	2,360,973

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
Fonciere des Regions	13,454	$1,168,957
Gecina SA	14,734	1,898,929
ICADE	15,151	1,130,257
Imerys SA	15,429	1,169,747
Kering	22,101	4,287,853
Lagardere SCA	53,654	1,613,295
Natixis SA	417,417	3,085,777
Orange SA	828,301	13,667,744
Peugeot SAb	124,127	2,502,151
Renault SA	55,322	5,120,845
Rexel SA	128,575	2,039,216
Sanofi	530,841	57,459,389
Schneider Electric SE	247,281	17,373,328
SCOR SE	67,971	2,622,414
Societe Generale SA	322,063	15,941,247
STMicroelectronics NV	283,282	2,226,257
Suez Environnement Co.	134,413	2,592,176
Technip SA	29,329	1,679,183
Total SA	954,652	47,542,745
Unibail-Rodamco SE	43,646	11,684,262
Vallourec SA	51,013	843,453
Veolia Environnement SA	203,635	4,572,844
Vinci SA	210,168	13,560,724
Vivendi SA	513,466	13,578,399
Wendel SA	8,896	1,191,736

		325,605,740
GERMANY — 6.89%
Allianz SE Registered	204,469	33,682,828
Axel Springer SE	10,842	610,439
BASF SE	410,606	35,634,848
Bayerische Motoren Werke AG	96,327	9,716,777
Daimler AG Registered	150,815	13,561,853
Deutsche Annington Immobilien SE	130,227	4,086,230
Deutsche Bank AG Registered	616,326	21,803,954
Deutsche Lufthansa AG Registered[b]	51,152	697,964
E.ON SE	895,577	11,883,637
Evonik Industries AG	40,591	1,634,000
Hannover Rueck SE	26,827	2,862,614
K+S AG Registered	85,485	3,528,582
METRO AG	73,253	2,326,841
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	77,006	14,233,901

Security	Shares	Value
RTL Group SAb	8,757	$801,491
RWE AG	222,400	4,656,369
Siemens AG Registered	354,589	38,173,851
Telefonica Deutschland Holding AG	262,571	1,640,525
Volkswagen AG	9,174	1,865,512

		203,402,216
HONG KONG — 3.53%
Bank of East Asia Ltd. (The)	500,400	2,026,826
BOC Hong Kong Holdings Ltd.	1,668,000	6,723,811
Cheung Kong Property Holdings Ltd.[b]	1,239,500	10,328,767
CK Hutchison Holdings Ltd.	1,181,500	17,541,975
CLP Holdings Ltd.	834,000	7,084,207
First Pacific Co. Ltd./Hong Kong	1,112,000	890,770
Hang Lung Properties Ltd.	973,088	2,780,323
Hang Seng Bank Ltd.	333,600	6,837,847
Hysan Development Co. Ltd.	278,000	1,190,563
Kerry Properties Ltd.	278,000	1,038,156
Li & Fung Ltd.	1,668,000	1,290,972
MTR Corp. Ltd.	486,500	2,168,205
New World Development Co. Ltd.	2,399,000	2,899,608
NWS Holdings Ltd.	695,000	1,045,328
Power Assets Holdings Ltd.	629,000	5,927,073
Sands China Ltd.	1,112,000	4,920,037
Sino Land Co. Ltd.	1,390,000	2,158,792
SJM Holdings Ltd.[a]	834,000	968,229
Sun Hung Kai Properties Ltd.	771,000	11,845,014
Swire Pacific Ltd. Class A	281,000	3,601,170
Swire Properties Ltd.	528,200	1,699,959
WH Group Ltd.[b,c]	1,668,000	1,069,355
Wharf Holdings Ltd. (The)	556,419	3,531,315
Wheelock & Co. Ltd.	417,000	2,159,688
Wynn Macau Ltd.	722,800	1,493,654
Yue Yuen Industrial Holdings Ltd.	347,500	1,129,600

		104,351,244
IRELAND — 0.37%
CRH PLC	368,605	10,961,224
Irish Bank Resolution Corp. Ltd.[b]	246,432	3

		10,961,227
ISRAEL — 0.61%
Bank Hapoalim BM	479,272	2,667,326
Bank Leumi le-Israel BMb	309,553	1,351,085

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
Bezeq The Israeli Telecommunication Corp. Ltd.	867,360	$1,602,992
Delek Group Ltd.	2,085	617,577
Israel Chemicals Ltd.	230,045	1,593,787
Israel Corp. Ltd. (The)	1,251	441,996
Mizrahi Tefahot Bank Ltd.	29,607	379,963
Teva Pharmaceutical Industries Ltd.	134,969	9,487,109

		18,141,835
ITALY — 2.70%
Assicurazioni Generali SpA	520,442	10,309,938
Atlantia SpA	70,473	1,893,607
Banca Monte dei Paschi di Siena SpA[b]	564,425	1,126,231
Banco Popolare SCb	153,728	2,681,875
CNH Industrial NV	281,058	2,530,795
Enel Green Power SpA	854,989	1,786,304
Enel SpA	3,186,297	15,088,354
Eni SpA	1,138,132	20,069,149
Mediobanca SpA	250,223	2,741,091
Saipem SpA[a,b]	78,337	687,212
Snam SpA	960,768	4,755,542
Telecom Italia SpA RSP	1,822,707	1,903,058
Tenaris SA	213,782	2,713,905
Terna Rete Elettrica Nazionale SpA	708,742	3,324,846
UniCredit SpA	1,066,257	7,109,558
UnipolSai SpA	354,998	928,776

		79,650,241
JAPAN — 22.97%
Advantest Corp.	13,900	121,728
Aeon Co. Ltd.	291,900	4,468,206
Aeon Mall Co. Ltd.	27,800	522,589
Aisin Seiki Co. Ltd.	83,400	3,385,948
Alfresa Holdings Corp.	83,400	1,399,480
Aozora Bank Ltd.	556,000	2,136,131
Asahi Glass Co. Ltd.	278,000	1,631,268
Asahi Kasei Corp.	417,000	3,171,213
Bank of Kyoto Ltd. (The)	139,000	1,641,366
Bank of Yokohama Ltd. (The)	556,000	3,537,182
Bridgestone Corp.	291,900	11,021,496
Canon Inc.	472,600	15,151,275
Chiba Bank Ltd. (The)	311,000	2,482,578
Chubu Electric Power Co. Inc.	278,000	4,723,274
Chugoku Bank Ltd. (The)	70,500	1,102,781

Security	Shares	Value
Chugoku Electric Power Co. Inc. (The)	125,100	$1,873,042
Citizen Holdings Co. Ltd.	125,100	836,053
Credit Saison Co. Ltd.	69,500	1,540,393
Dai Nippon Printing Co. Ltd.	278,000	3,089,761
Dai-ichi Life Insurance Co. Ltd. (The)	166,800	3,395,372
Daihatsu Motor Co. Ltd.	83,400	1,186,091
Daiichi Sankyo Co. Ltd.	278,000	5,697,098
Daiwa House Industry Co. Ltd.	264,100	6,581,450
Daiwa Securities Group Inc.	695,000	5,405,961
Denso Corp.	222,400	11,039,671
Dentsu Inc.	27,800	1,577,416
East Japan Railway Co.	55,600	5,497,397
Eisai Co. Ltd.	69,500	4,540,962
Electric Power Development Co. Ltd.	69,520	2,404,400
FamilyMart Co. Ltd.	27,800	1,346,301
FUJIFILM Holdings Corp.	214,500	8,517,154
Fujitsu Ltd.	556,000	2,919,679
Fukuoka Financial Group Inc.	417,000	2,147,351
Gunma Bank Ltd. (The)	144,000	1,071,617
Hachijuni Bank Ltd. (The)	155,000	1,204,770
Hankyu Hanshin Holdings Inc.	278,000	1,759,167
Hino Motors Ltd.	27,800	360,584
Hiroshima Bank Ltd. (The)	278,000	1,631,268
Hisamitsu Pharmaceutical Co. Inc.	13,900	505,985
Hitachi Chemical Co. Ltd.	41,700	738,783
Hitachi Construction Machinery Co. Ltd.	41,700	695,028
Hitachi Ltd.	834,000	5,414,824
Hokuhoku Financial Group Inc.	556,000	1,314,888
Hokuriku Electric Power Co.	69,500	1,069,749
Honda Motor Co. Ltd.	722,800	23,216,293
IBIDEN Co. Ltd.	55,600	921,319
Idemitsu Kosan Co. Ltd.	27,800	511,819
Iida Group Holdings Co. Ltd.	69,500	1,220,647
INPEX Corp.	417,000	4,545,450
ITOCHU Corp.	695,000	8,532,184
ITOCHU Techno-Solutions Corp.	13,900	325,020
Iyo Bank Ltd. (The)	111,200	1,416,309
J Front Retailing Co. Ltd.	55,600	1,046,974
Japan Airlines Co. Ltd.	55,600	2,100,230
Japan Display Inc.[a,b]	166,800	518,326

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
Japan Prime Realty Investment Corp.	417	$1,351,350
Japan Real Estate Investment Corp.	556	2,495,145
Japan Retail Fund Investment Corp.	1,112	2,181,008
Japan Tobacco Inc.	486,500	18,901,229
JFE Holdings Inc.	236,300	4,435,334
Joyo Bank Ltd. (The)	278,000	1,646,975
JSR Corp.	83,400	1,389,383
JX Holdings Inc.	986,900	4,214,607
Kamigumi Co. Ltd.	139,000	1,309,278
Kaneka Corp.	139,000	1,004,116
KDDI Corp.	389,200	9,896,885
Kirin Holdings Co. Ltd.	361,400	5,568,527
Kobe Steel Ltd.	1,390,000	2,154,082
Kuraray Co. Ltd.	41,700	492,073
Kurita Water Industries Ltd.	27,800	608,304
Kyocera Corp.	98,000	5,058,396
Kyowa Hakko Kirin Co. Ltd.	50,000	814,399
Kyushu Electric Power Co. Inc.[b]	125,100	1,775,098
LIXIL Group Corp.	55,600	1,116,981
Marubeni Corp.	486,500	2,709,431
Marui Group Co. Ltd.	97,300	1,364,140
Maruichi Steel Tube Ltd.	13,900	358,453
McDonald’s Holdings Co. Japan Ltd.[a]	13,900	296,186
Medipal Holdings Corp.	55,600	990,878
Miraca Holdings Inc.	7,800	359,482
Mitsubishi Chemical Holdings Corp.	194,600	1,272,255
Mitsubishi Corp.	597,700	12,926,568
Mitsubishi Estate Co. Ltd.	195,000	4,336,131
Mitsubishi Gas Chemical Co. Inc.	139,000	771,879
Mitsubishi Heavy Industries Ltd.	695,000	3,681,012
Mitsubishi Materials Corp.	417,000	1,511,223
Mitsubishi Motors Corp.	291,900	2,485,609
Mitsubishi Tanabe Pharma Corp.	97,300	1,622,517
Mitsubishi UFJ Financial Group Inc.	5,671,200	41,196,820
Mitsubishi UFJ Lease & Finance Co. Ltd.	222,400	1,193,720
Mitsui & Co. Ltd.	750,600	9,763,040
Mitsui Fudosan Co. Ltd.	139,000	3,958,687
Mitsui OSK Lines Ltd.	556,000	1,669,414

Security	Shares	Value
Mizuho Financial Group Inc.	10,348,200	$22,376,067
MS&AD Insurance Group Holdings Inc.	152,908	4,821,918
Nagoya Railroad Co. Ltd.	139,000	522,814
NEC Corp.	363,000	1,160,241
NH Foods Ltd.	25,000	608,378
NHK Spring Co. Ltd.	69,500	737,661
Nikon Corp.	152,900	1,819,077
Nintendo Co. Ltd.	27,800	4,893,805
Nippon Building Fund Inc.	695	3,107,712
Nippon Electric Glass Co. Ltd.	160,000	777,432
Nippon Express Co. Ltd.	417,000	2,207,934
Nippon Prologis REIT Inc.	695	1,371,544
Nippon Steel & Sumitomo Metal Corp.	2,224,000	5,261,345
Nippon Telegraph & Telephone Corp.	333,600	12,826,213
Nippon Yusen KK	695,000	1,901,651
Nissan Motor Co. Ltd.	1,098,100	10,622,486
Nisshin Seifun Group Inc.	91,730	1,316,405
Nissin Foods Holdings Co. Ltd.	13,900	627,152
Nomura Holdings Inc.	1,604,100	11,411,709
Nomura Real Estate Holdings Inc.	55,600	1,110,250
NTT DOCOMO Inc.	667,200	14,079,619
NTT Urban Development Corp.	27,800	273,524
Oji Holdings Corp.	417,000	1,824,238
ORIX Corp.	583,800	8,731,437
Osaka Gas Co. Ltd.	851,000	3,406,198
Otsuka Holdings Co. Ltd.	180,700	6,494,670
Panasonic Corp.	333,600	3,923,122
Resona Holdings Inc.	986,900	5,434,143
Ricoh Co. Ltd.	319,700	3,157,133
Rohm Co. Ltd.	30,000	1,738,569
Sankyo Co. Ltd.	27,800	1,056,847
SBI Holdings Inc./Japan	97,300	1,353,145
Secom Co. Ltd.	27,800	1,875,398
Sega Sammy Holdings Inc.	83,400	1,042,710
Seiko Epson Corp.	125,100	2,214,329
Sekisui Chemical Co. Ltd.	139,000	1,544,881
Sekisui House Ltd.	264,100	3,929,685
Shikoku Electric Power Co. Inc.	55,600	936,577
Shimamura Co. Ltd.	13,900	1,436,055
Shiseido Co. Ltd.	83,400	2,019,789
Shizuoka Bank Ltd. (The)	278,000	3,145,857

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
Showa Shell Sekiyu KK	69,500	$653,517
Stanley Electric Co. Ltd.	41,700	891,925
Sumitomo Corp.	500,400	5,696,874
Sumitomo Electric Industries Ltd.	208,500	3,112,480
Sumitomo Heavy Industries Ltd.	139,000	702,321
Sumitomo Metal Mining Co. Ltd.	278,000	3,746,083
Sumitomo Mitsui Financial Group Inc.	570,800	25,541,912
Sumitomo Mitsui Trust Holdings Inc.	1,529,050	7,106,235
Sumitomo Rubber Industries Ltd.	69,500	1,048,993
Suzuken Co. Ltd./Aichi Japan	30,360	1,075,753
T&D Holdings Inc.	264,100	4,027,741
Taisei Corp.	139,000	817,878
Taisho Pharmaceutical Holdings Co. Ltd.	13,900	934,557
Takashimaya Co. Ltd.	139,000	1,331,716
Takeda Pharmaceutical Co. Ltd.	347,500	17,501,917
Tobu Railway Co. Ltd.	278,000	1,339,570
Toho Gas Co. Ltd.	139,000	831,341
Tohoku Electric Power Co. Inc.	194,600	2,857,076
Tokio Marine Holdings Inc.	305,800	12,748,351
Tokyo Electric Power Co. Inc.[b]	639,400	4,593,131
Tokyo Gas Co. Ltd.	973,000	5,258,653
Tokyo Tatemono Co. Ltd.	23,000	322,087
Tokyu Corp.	278,000	2,046,378
Tokyu Fudosan Holdings Corp.	152,900	1,155,127
TonenGeneral Sekiyu KK	139,000	1,392,300
Toppan Printing Co. Ltd.	278,000	2,421,098
Toshiba Corp.	1,807,000	5,542,274
Toyo Seikan Group Holdings Ltd.	69,500	1,084,333
Toyo Suisan Kaisha Ltd.	27,800	1,052,359
Toyoda Gosei Co. Ltd.	27,800	615,260
Toyota Motor Corp.	611,600	40,740,424
Toyota Tsusho Corp.	97,300	2,469,902
Trend Micro Inc./Japan	27,800	1,018,701
United Urban Investment Corp.	1,112	1,615,562
West Japan Railway Co.	69,500	4,997,583
Yamada Denki Co. Ltd.	289,900	1,109,105
Yamaguchi Financial Group Inc.	139,000	1,859,018
Yamaha Corp.	69,500	1,638,561
Yamazaki Baking Co. Ltd.	3,000	47,895
Yokohama Rubber Co. Ltd. (The)	68,500	1,356,786

		678,496,413

Security	Shares	Value
NETHERLANDS — 1.98%
Aegon NV	810,231	$6,269,868
Boskalis Westminster NV	38,086	1,872,740
Delta Lloyd NV	98,829	1,765,077
ING Groep NV CVA	1,723,878	29,502,674
Koninklijke DSM NV	80,620	4,632,688
Koninklijke KPN NV	508,184	2,021,282
Koninklijke Philips NV	417,139	11,667,080
NN Group NV	28,078	871,563

		58,602,972
NEW ZEALAND — 0.13%
Fletcher Building Ltd.	130,938	688,898
Meridian Energy Ltd.	568,530	849,768
Mighty River Power Ltd.	326,789	599,157
Spark New Zealand Ltd.	852,626	1,676,542

		3,814,365
NORWAY — 1.15%
DNB ASA	437,294	7,165,535
Gjensidige Forsikring ASA	90,211	1,454,900
Norsk Hydro ASA	391,285	1,466,684
Orkla ASA	364,041	2,919,905
Seadrill Ltd.[a]	165,271	1,501,475
Statoil ASA	499,566	8,493,209
Subsea 7 SAb	120,652	1,061,977
Telenor ASA	337,492	7,439,990
Yara International ASA	52,264	2,614,213

		34,117,888
PORTUGAL — 0.15%
Banco Comercial Portugues SA Registered[b]	9,128,130	705,965
EDP – Energias de Portugal SA	1,015,560	3,779,037

		4,485,002
SINGAPORE — 1.33%
Ascendas REIT	931,346	1,647,195
CapitaLand Commercial Trust	973,000	1,013,320
CapitaLand Mall Trust	1,112,800	1,626,544
DBS Group Holdings Ltd.	264,100	3,895,007
Golden Agri-Resources Ltd.	3,210,900	739,190
Hutchison Port Holdings Trust[a]	2,571,500	1,542,900
Keppel Corp. Ltd.[a]	653,300	3,580,903
Oversea-Chinese Banking Corp. Ltd.	861,800	6,480,978
SembCorp Industries Ltd.[a]	444,800	1,160,517
Sembcorp Marine Ltd[a]	361,400	689,362

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
Singapore Press Holdings Ltd.[a]	472,000	$1,441,906
Singapore Telecommunications Ltd.	1,320,500	3,947,121
Suntec REIT	1,112,000	1,385,632
United Overseas Bank Ltd.	375,300	6,089,059
UOL Group Ltd.[a]	208,500	1,020,938
Wilmar International Ltd.	931,300	2,178,002
Yangzijiang Shipbuilding Holdings Ltd.[a]	847,900	799,380

		39,237,954
SPAIN — 4.78%
Abertis Infraestructuras SA	116,828	1,923,899
ACS Actividades de Construccion y Servicios SA	47,021	1,587,108
Banco Bilbao Vizcaya Argentaria SA	1,004,831	10,229,271
Banco Popular Espanol SA	770,616	3,558,065
Banco Santander SA	6,436,117	44,685,183
CaixaBank SA	1,171,214	5,252,411
Enagas SA	63,923	1,806,596
Endesa SA	90,697	1,917,954
Ferrovial SA	204,657	5,006,194
Gas Natural SDG SA	163,742	3,579,312
Iberdrola SA	2,476,615	17,577,919
Mapfre SA	503,319	1,627,126
Red Electrica Corp. SA	35,696	2,869,957
Repsol SA	479,134	8,099,382
Telefonica SA	1,995,206	30,729,391
Zardoya Otis SA	50,874	561,519
Zardoya Otis SA New[b]	2,176	24,018

		141,035,305
SWEDEN — 2.33%
ICA Gruppen AB	22,240	816,423
Industrivarden AB Class C	46,843	890,931
Nordea Bank AB	1,356,640	17,006,647
Sandvik AB	475,936	4,839,613
Skandinaviska Enskilda Banken AB Class A	676,513	8,204,556
Skanska AB Class B	170,553	3,613,765
Svenska Cellulosa AB SCA Class B	170,970	4,896,592
Svenska Handelsbanken AB Class A	669,007	10,297,936
Swedbank AB Class A	403,795	9,521,113
Tele2 AB Class B	143,448	1,501,325

Security	Shares	Value
TeliaSonera AB	1,169,268	$7,151,632

		68,740,533
SWITZERLAND — 5.88%
Adecco SA Registered	75,894	6,368,589
Aryzta AG	39,476	2,015,490
Baloise Holding AG Registered	22,241	2,850,995
Credit Suisse Group AG Registered	681,239	20,186,959
Julius Baer Group Ltd.	34,472	1,917,104
Nestle SA Registered	721,410	54,944,555
Novartis AG Registered	360,844	37,695,076
Pargesa Holding SA Bearer	14,039	950,200
Sulzer AG Registered	11,259	1,162,098
Swiss Life Holding AG Registered	14,178	3,366,372
Swiss Prime Site AG Registered	10,030	803,569
Swiss Re AG	156,514	14,167,847
Swisscom AG Registered	7,506	4,389,108
Transocean Ltd.[a]	163,464	2,258,664
Zurich Insurance Group AG	66,859	20,473,004

		173,549,630
UNITED KINGDOM — 24.23%
3i Group PLC	431,595	3,727,846
Aberdeen Asset Management PLC	408,104	2,318,121
Admiral Group PLC	92,713	2,142,691
Amec Foster Wheeler PLC	170,275	2,178,857
Anglo American PLC	625,917	7,923,346
Antofagasta PLC	176,947	1,565,634
AstraZeneca PLC	564,896	38,081,688
Aviva PLC	1,785,594	14,489,387
BAE Systems PLC	1,401,398	10,501,409
Barclays PLC	7,352,822	33,154,363
BHP Billiton PLC	941,725	17,377,576
BP PLC	8,136,504	50,210,363
British Land Co. PLC (The)	430,344	5,647,753
BT Group PLC	1,312,855	9,515,238
Centrica PLC	2,226,919	9,261,164
Cobham PLC	337,631	1,376,720
Coca-Cola HBC AG	32,248	673,322
Direct Line Insurance Group PLC	612,618	3,497,970
G4S PLC	253,536	1,086,832
GKN PLC	739,341	3,674,669
GlaxoSmithKline PLC	2,176,184	47,407,273
Glencore PLC	4,952,709	16,075,707

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2015

Security	Shares	Value
Hammerson PLC	351,128	$3,605,415
HSBC Holdings PLC	8,576,300	77,583,114
ICAP PLC	246,725	1,988,600
Imperial Tobacco Group PLC	428,676	22,510,139
Intu Properties PLC	417,695	2,148,377
Investec PLC	163,742	1,496,067
J Sainsbury PLC[a]	592,001	2,447,194
Kingfisher PLC	1,045,697	5,885,942
Land Securities Group PLC	351,670	7,123,181
Lloyds Banking Group PLC	16,541,973	21,477,047
Marks & Spencer Group PLC	732,808	6,220,898
Meggitt PLC	345,554	2,504,757
Melrose Industries PLC	431,734	1,864,860
National Grid PLC	1,684,263	22,421,971
Old Mutual PLC	2,190,501	7,250,168
Pearson PLC	367,933	6,907,141
Persimmon PLC	68,388	2,184,549
Petrofac Ltd.	114,119	1,567,128
Rexam PLC	316,503	2,748,571
Rio Tinto PLC	566,425	21,978,337
Rolls-Royce Holdings PLC	827,164	10,248,872
Royal Bank of Scotland Group PLC[b]	1,138,410	6,079,147
Royal Dutch Shell PLC Class A	1,735,137	49,821,355
Royal Dutch Shell PLC Class B	1,090,594	31,663,340
RSA Insurance Group PLC	447,302	3,587,797
SEGRO PLC	331,793	2,323,721
Severn Trent PLC	72,419	2,490,738
Smiths Group PLC	173,750	3,061,137
SSE PLC	443,688	10,489,487
Standard Chartered PLC	1,100,602	16,834,838
Standard Life PLC	872,398	6,186,100
Tate & Lyle PLC	209,890	1,785,057
Tesco PLC	3,632,209	12,226,015
Tullow Oil PLC	205,859	789,937
United Utilities Group PLC	308,858	4,299,200
Vodafone Group PLC	11,836,823	44,673,007
William Hill PLC	389,756	2,462,660
Wm Morrison Supermarkets PLC	986,066	2,808,231

		715,632,024

TOTAL COMMON STOCKS
(Cost: $2,838,439,287)		2,926,991,470

Security	Shares	Value
PREFERRED STOCKS — 0.57%

GERMANY — 0.57%
Bayerische Motoren Werke AG	24,186	$1,904,203
Porsche Automobil Holding SE	67,693	5,122,410
Volkswagen AG	48,372	9,748,153

		16,774,766

TOTAL PREFERRED STOCKS
(Cost: $17,304,036)		16,774,766

SHORT-TERM INVESTMENTS — 0.66%

MONEY MARKET FUNDS — 0.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	17,364,863	17,364,863
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	959,359	959,359
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	1,051,412	1,051,412

		19,375,634

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,375,634)		19,375,634

TOTAL INVESTMENTS IN SECURITIES — 100.33%
(Cost: $2,875,118,957)		2,963,141,870
Other Assets, Less Liabilities — (0.33)%		(9,722,025)

NET ASSETS — 100.00%		$2,953,419,845

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,561,916,563	$2,855,743,323
Affiliated (Note 2)	16,377,539	19,375,634

Total cost of investments	$1,578,294,102	$2,875,118,957

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,024,237,010	$2,943,766,236
Affiliated (Note 2)	16,377,539	19,375,634

Total fair value of investments	2,040,614,549	2,963,141,870
Foreign currency, at value[b]	1,579,795	3,241,799
Receivables:
Due from custodian (Note 4)	—	11,204
Dividends and interest	3,442,564	6,341,280

Total Assets	2,045,636,908	2,972,736,153

LIABILITIES
Payables:
Investment securities purchased	—	11,204
Collateral for securities on loan (Note 1)	16,339,615	18,324,222
Investment advisory fees (Note 2)	681,879	980,882

Total Liabilities	17,021,494	19,316,308

NET ASSETS	$2,028,615,414	$2,953,419,845

Net assets consist of:
Paid-in capital	$2,052,879,881	$3,138,258,806
Distributions in excess of net investment income	(2,624,862)	(6,462,554)
Accumulated net realized loss	(483,842,015)	(266,331,982)
Net unrealized appreciation	462,202,410	87,955,575

NET ASSETS	$2,028,615,414	$2,953,419,845

Shares outstanding[c]	28,400,000	55,600,000

Net asset value per share	$71.43	$53.12

[a]	Securities on loan with values of $15,528,740 and $17,350,716, respectively. See Note 1.
[b]	Cost of foreign currency: $1,570,801 and $3,227,120, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$42,491,111	$102,764,856
Interest — affiliated (Note 2)	41	52
Securities lending income — affiliated — net (Note 2)	275,729	225,434

	42,766,881	102,990,342
Less: Other foreign taxes (Note 1)	—	(275)

Total investment income	42,766,881	102,990,067

EXPENSES
Investment advisory fees (Note 2)	7,090,447	10,846,416

Total expenses	7,090,447	10,846,416

Net investment income	35,676,434	92,143,651

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,146,698)	32,158,001
In-kind redemptions — unaffiliated	18,900,353	6,127,038
Foreign currency transactions	(1,002,879)	(2,222,154)

Net realized gain	6,750,776	36,062,885

Net change in unrealized appreciation/depreciation on:
Investments	16,117,161	(235,877,553)
Translation of assets and liabilities in foreign currencies	(99,028)	(6,296)

Net change in unrealized appreciation/depreciation	16,018,133	(235,883,849)

Net realized and unrealized gain (loss)	22,768,909	(199,820,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,445,343	$(107,677,313)

[a]	Net of foreign withholding tax of $3,575,719 and $7,747,241, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$35,676,434	$35,498,881	$92,143,651	$115,584,018
Net realized gain	6,750,776	65,401,252	36,062,885	47,100,608
Net change in unrealized appreciation/depreciation	16,018,133	86,484,653	(235,883,849)	209,441,674

Net increase (decrease) in net assets resulting from operations	58,445,343	187,384,786	(107,677,313)	372,126,300

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(36,999,026)	(37,133,581)	(98,045,386)	(115,432,438)

Total distributions to shareholders	(36,999,026)	(37,133,581)	(98,045,386)	(115,432,438)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	364,849,170	111,384,961	426,061,332	481,707,807
Cost of shares redeemed	(53,950,606)	(87,370,899)	(22,445,110)	(23,056,574)

Net increase in net assets from capital share transactions	310,898,564	24,014,062	403,616,222	458,651,233

INCREASE IN NET ASSETS	332,344,881	174,265,267	197,893,523	715,345,095

NET ASSETS
Beginning of year	1,696,270,533	1,522,005,266	2,755,526,322	2,040,181,227

End of year	$2,028,615,414	$1,696,270,533	$2,953,419,845	$2,755,526,322

Distributions in excess of net investment income included in net assets at end of year	$(2,624,862)	$(2,002,906)	$(6,462,554)	$(825,333)

SHARES ISSUED AND REDEEMED
Shares sold	5,200,000	1,600,000	8,000,000	8,400,000
Shares redeemed	(800,000)	(1,200,000)	(400,000)	(400,000)

Net increase in shares outstanding	4,400,000	400,000	7,600,000	8,000,000

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$70.68	$64.49	$54.16	$62.20	$52.90

Income from investment operations:
Net investment income[a]	1.40	1.45	1.31	1.24	1.20
Net realized and unrealized gain (loss)[b]	0.72	6.28	10.37	(7.90)	9.32

Total from investment operations	2.12	7.73	11.68	(6.66)	10.52

Less distributions from:
Net investment income	(1.37)	(1.54)	(1.35)	(1.38)	(1.22)

Total distributions	(1.37)	(1.54)	(1.35)	(1.38)	(1.22)

Net asset value, end of year	$71.43	$70.68	$64.49	$54.16	$62.20

Total return	3.06%	11.99%	21.74%	(10.59)%	19.95%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,028,615	$1,696,271	$1,522,005	$1,213,111	$1,418,227
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.01%	2.08%	2.16%	2.29%	2.00%
Portfolio turnover rate[c]	25%	27%	26%	26%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$57.41	$51.00	$42.45	$50.84	$46.39

Income from investment operations:
Net investment income[a]	1.83	2.66	1.80	1.90	1.86
Net realized and unrealized gain (loss)[b]	(4.25)	6.26	8.44	(8.33)	4.50

Total from investment operations	(2.42)	8.92	10.24	(6.43)	6.36

Less distributions from:
Net investment income	(1.87)	(2.51)	(1.69)	(1.96)	(1.91)

Total distributions	(1.87)	(2.51)	(1.69)	(1.96)	(1.91)

Net asset value, end of year	$53.12	$57.41	$51.00	$42.45	$50.84

Total return	(4.16)%	17.56%	24.39%	(12.52)%	13.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,953,420	$2,755,526	$2,040,181	$1,222,465	$1,403,312
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.40%	4.72%	3.69%	4.33%	3.63%
Portfolio turnover rate[c]	25%	29%	27%	27%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI EAFE Growth
Assets:
Common Stocks	$2,013,307,506	$12,130	$—	$2,013,319,636
Preferred Stocks	10,917,374	—	—	10,917,374
Money Market Funds	16,377,539	—	—	16,377,539

	$2,040,602,419	$12,130	$—	$2,040,614,549

MSCI EAFE Value
Assets:
Common Stocks	$2,926,967,446	$24,018	$6	$2,926,991,470
Preferred Stocks	16,774,766	—	—	16,774,766
Money Market Funds	19,375,634	—	—	19,375,634

	$2,963,117,846	$24,018	$6	$2,963,141,870

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE Growth	$15,528,740	$15,528,740	$—
MSCI EAFE Value	17,350,716	17,350,716	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

Effective July 1, 2015, for its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.40%	First $3 billion
0.38	Over $3 billion, up to and including $4.5 billion
0.36	Over $4.5 billion, up to and including $6 billion
0.34	Over $6 billion

Prior to July 1, 2015, for its investment advisory services to the iShares MSCI EAFE Value ETF, BFA was entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$84,205
MSCI EAFE Value	66,541

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$450,241,810	$446,758,358
MSCI EAFE Value	670,924,696	678,571,319

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$358,060,455	$52,929,672
MSCI EAFE Value	418,859,093	22,154,412

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE Growth	$18,399,305	$700,636	$(19,099,941)
MSCI EAFE Value	4,724,973	264,514	(4,989,487)

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI EAFE Growth
Ordinary income	$36,999,026	$37,133,581

MSCI EAFE Value
Ordinary income	$98,045,386	$115,432,438

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI EAFE Growth	$891,889	$(460,214,055)	$448,590,499	$(13,532,800)	$(24,264,467)
MSCI EAFE Value	989,890	(176,783,830)	(9,045,021)	—	(184,838,961)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI EAFE Growth	$91,696,424	$2,756,980	$19,510,202	$255,395,852	$90,854,597	$460,214,055
MSCI EAFE Value	—	—	—	92,388,956	84,394,874	176,783,830

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2015, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI EAFE Growth	$3,551,042
MSCI EAFE Value	58,934,133

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Growth	$1,591,906,013	$498,197,799	$(49,489,263)	$448,708,536
MSCI EAFE Value	2,972,119,553	289,485,493	(298,463,176)	(8,977,683)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$42,355,008
MSCI EAFE Value	102,100,278

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended July 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$46,066,830	$3,574,899
MSCI EAFE Value	110,512,097	7,745,806

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI EAFE Growth ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI EAFE Value ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only four funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Growth	$1.374097	$—	$—	$1.374097	100%	—%	—%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	42	3.04
Greater than 0.5% and Less than 1.0%	229	16.58
Between 0.5% and –0.5%	915	66.22
Less than –0.5% and Greater than –1.0%	107	7.74
Less than –1.0% and Greater than –1.5%	48	3.47
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI EAFE Value ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.22%
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	56	4.05
Greater than 0.5% and Less than 1.0%	308	22.29
Between 0.5% and –0.5%	846	61.22
Less than –0.5% and Greater than –1.0%	88	6.37
Less than –1.0% and Greater than –1.5%	36	2.60
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	51

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	53

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	55

Notes:

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	57

Notes:

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-72-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI ACWI ETF | HACW | NYSE Arca
➢	iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca
➢	iShares Currency Hedged MSCI EAFE ETF | HEFA | NYSE Arca
➢	iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca
➢	iShares MSCI ACWI ETF | ACWI | NASDAQ
➢	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ
➢	iShares MSCI EAFE ETF | EFA | NYSE Arca
➢	iShares MSCI EAFE Small-Cap ETF | SCZ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET*	INDEX
Since Inception	2.13%	27.60%	1.79%

*	The stated market return was calculated using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If the market return was calculated based on closing price, the Fund would have yielded a market return of 3.52%.

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$1,021.30	$0.04	$1,000.00	$1,024.60	$0.20	0.04%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expenses ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (32 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Currency Hedged MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ETF. For the period from June 29, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 2.13%, net of fees, while the total return for the Index was 1.79%.

The Index delivered a solid return for the brief reporting period in an environment of rising market volatility and shifting currency valuations due to divergence in economic growth and central bank policies across the globe. Relatively strong economic growth in the U.S. and weak economic growth in most other global regions contributed to a stronger U.S. dollar against most world currencies.

For the reporting period, the U.S. dollar appreciated by more than 1% against the euro, Japanese yen, and British pound, while finishing relatively unchanged relative to the Australian dollar. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. The Index’s largest currency hedging positions were against the euro, the British pound, and the Japanese yen. As a result, the Index’s return achieved a relatively close representation of the local currency equity returns for the countries represented in the Index.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

The U.S. was the largest contributor to Index performance during the reporting period, as U.S. stocks advanced despite weakening earnings. France, Switzerland, Japan, and Germany also contributed to performance amid accommodative monetary policy, declining oil prices, and investor optimism. Canada was the largest detractor to Index performance, as the country’s energy-focused economy suffered amid declining oil prices. The Asia/Pacific region also weighed on Index performance; China, South Korea, and Taiwan declined, as investors feared that China’s economic slowdown would ripple through Asia.

ALLOCATION BY SECTOR1

As of 7/31/15

Sector	Percentage of Total Investments [2]

Financials	21.45%
Information Technology	13.82
Health Care	13.02
Consumer Discretionary	12.79
Industrials	10.61
Consumer Staples	9.81
Energy	6.92
Materials	4.65
Telecommunication Services	3.90
Utilities	3.03

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/15

Country	Percentage of Total Investments [2]

United States	51.54%
Japan	7.90
United Kingdom	7.07
France	3.45
Switzerland	3.38
Germany	3.19
Canada	3.09
Australia	2.37
China	2.25
South Korea	1.43

TOTAL	85.67%

[1]	Reflects the allocation of the iShares MSCI ACWI ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.10%	2.05%	1.29%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$1,021.00	$0.04	$1,000.00	$1,024.50	$0.25	0.05%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expenses ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (32 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF. For the period from June 29, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 2.10%, net of fees, while the total return for the Index was 1.29%.

The Index delivered a solid return for the brief reporting period in an environment of rising market volatility and shifting currency valuations due to divergence in economic growth and central bank policies across the globe. Relatively strong economic growth in the U.S. and weak economic growth in most other global regions contributed to a stronger U.S. dollar against most world currencies.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

For the reporting period, the U.S. dollar appreciated by more than 1% against the euro, Japanese yen, and British pound, while finishing relatively unchanged relative to the Australian dollar. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. The Index’s largest currency hedging positions were against the euro, the British pound, and the Japanese yen. As a result, the Index’s return achieved a relatively close representation of the equity returns for the countries represented in the Index, measured in local currency returns.

Among the largest contributors to Index performance were equities in France, Switzerland, Japan, and Germany, where solid market performance was supported by accommodative monetary policy, declining oil prices, and investor optimism. Canada was the largest detractor to Index performance, as the country’s energy-focused economy suffered amid declining oil prices. The Asia/Pacific region also weighed on Index performance; China, South Korea, and Taiwan declined, as investors feared that China’s economic slowdown would ripple through Asia.

ALLOCATION BY SECTOR1

As of 7/31/15

Sector	Percentage of Total Investments [2]

Financials	27.38%
Consumer Discretionary	11.68
Industrials	11.05
Consumer Staples	10.45
Health Care	9.85
Information Technology	7.04
Materials	7.02
Energy	6.76
Telecommunication Services	5.34
Utilities	3.43

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/15

Country	Percentage of Total Investments [2]

Japan	16.56%
United Kingdom	14.79
France	7.25
Switzerland	6.94
Germany	6.54
Canada	6.42
Australia	4.90
China	4.83
South Korea	2.93
Spain	2.55

TOTAL	73.71%

[1]	Reflects the allocation of the iShares MSCI ACWI ex U.S. ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.42%	15.46%	15.31%	15.42%	15.46%	15.31%
Since Inception	15.02%	15.02%	14.66%	23.33%	23.33%	22.77%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,099.00	$0.26	$1,000.00	$1,024.50	$0.25	0.05%

[a]	Annualized expenses ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 15.42%, net of fees, while the total return for the Index was 15.31%.

International stocks, as represented by the Index, delivered strong results for the reporting period in a volatile market environment with widely divergent currency valuations.

Currency valuations were affected by a divergence in economic growth and remedial central bank policies across the globe. The divergence was most notable between the relatively solid economic condition of the United States and weaker economic growth profiles in most other global regions, which contributed to a stronger U.S. dollar against most world currencies.

For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. The Index’s largest currency hedging positions were against the euro, the British pound, and the Japanese yen. As a result, the Index’s return achieved a relatively close representation of the equity returns for the countries represented in the Index, measured in local currency returns.

From a country perspective, Japan was the largest contributor to Index returns for the reporting period. Government initiatives aimed at revitalizing the economy helped drive equity market strength. A weak yen also helped the Japanese economy, making Japanese exports more affordable to foreign buyers. Switzerland also contributed despite a sharp revaluation of the Swiss franc and slowing economic growth in the last couple of quarters of the reporting period.

Australia was the largest detractor from Index performance, as China’s economic slowdown reduced demand for Australia’s top exports. Weak demand for iron ore and coal led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period. U.K. stocks also lagged, driven in part by the equity market’s relatively large allocation to the weak-performing energy and materials sectors.

ALLOCATION BY SECTOR1

As of 7/31/15

Sector	Percentage of Total Investments [2]

Financials	26.22%
Consumer Discretionary	13.06
Industrials	12.54
Health Care	11.76
Consumer Staples	11.25
Materials	6.98
Energy	5.00
Telecommunication Services	4.94
Information Technology	4.58
Utilities	3.67

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/15

Country	Percentage of Total Investments [2]

Japan	22.56%
United Kingdom	20.14
France	9.85
Switzerland	9.55
Germany	8.96
Australia	6.71
Spain	3.54
Hong Kong	3.17
Netherlands	2.94
Sweden	2.91

TOTAL	90.33%

[1]	Reflects the allocation of the iShares MSCI EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.28%	3.32%	2.40%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$1,032.80	$0.04	$1,000.00	$1,024.50	$0.25	0.05%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expenses ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (32 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF. For the period from June 29, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 3.28%, net of fees, while the total return for the Index was 2.40%.

The Index delivered a solid return for the brief reporting period in an environment of rising market volatility and shifting currency valuations due to divergence in economic growth and central bank policies across the globe. Relatively strong economic growth in the U.S. and weak economic growth in most other global regions contributed to a stronger U.S. dollar against most world currencies.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

For the reporting period, the U.S. dollar appreciated by more than 1% against the euro, Japanese yen, and British pound, while finishing relatively unchanged relative to the Australian dollar. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. The Index’s largest currency hedging positions were against the euro, the British pound, and the Japanese yen. As a result, the Index’s return achieved a relatively close representation of the equity returns for the countries represented in the Index, measured in local currency returns.

France, Germany, and Italy were the largest country contributors to Index performance during the reporting period, benefiting from accommodative monetary policy in the eurozone. Japan, at an average weight of 30% of the Index, also was a meaningful contributor to performance, as government initiatives aimed at revitalizing the country’s economy helped drive equity market strength. A weak yen also helped the Japanese economy, making Japanese exports more affordable to foreign buyers. Hong Kong, Singapore, and Australia detracted from Index performance, as stocks in each country felt the impact of slowing economic growth and a volatile stock market in China.

ALLOCATION BY SECTOR1

As of 7/31/15

Sector	Percentage of Total Investments [2]

Financials	23.13%
Industrials	22.13
Consumer Discretionary	17.41
Information Technology	9.48
Materials	8.31
Health Care	7.99
Consumer Staples	6.21
Energy	2.27
Utilities	1.59
Telecommunication Services	1.38
Investment Companies	0.10

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/15

Country	Percentage of Total Investments [2]

Japan	30.23%
United Kingdom	22.13
Germany	5.47
Australia	5.43
Switzerland	4.51
France	4.03
Italy	3.98
Sweden	3.96
Hong Kong	2.62
Spain	2.30

TOTAL	84.66%

[1]	Reflects the allocation of the iShares MSCI EAFE Small-Cap ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.91%	2.97%	2.83%	2.91%	2.97%	2.83%
5 Years	10.38%	10.26%	10.38%	63.87%	62.96%	63.85%
Since Inception	4.53%	4.50%	4.39%	38.47%	38.19%	37.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,049.70	$1.68	$1,000.00	$1,023.20	$1.66	0.33%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 2.91%, net of fees, while the total return for the Index was 2.83%.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ETF

Global stocks, as represented by the Index, delivered modestly positive results for the reporting period in a volatile market environment. The U.S. dollar’s appreciation relative to other major currencies helped limit the Index’s return during the reporting period.

The United States, the largest country weighting at an average weight of 51% of the Index, was the largest contributor to Index performance. Speculation that the Fed would keep short-term interest rates at their historically low levels fueled market returns. Late in the reporting period, however, positive economic data, including improved housing and employment reports, increased expectations of a rate increase, causing markets to retreat.

Japan, which accounted for 7% of the Index on average, delivered solid gains for the reporting period. Government initiatives aimed at revitalizing the country’s economy, dubbed “Abenomics”, were key drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers.

Canada and Australia detracted substantially from Index results, as both countries’ commodities-focused economies suffered amid lower commodities prices. Canada’s energy industries weighed on its economy, as oil and gas prices fell during the reporting period. Meanwhile, demand for iron ore and coal, Australia’s top exports, declined sharply due in part to China’s economic slowdown.

The United Kingdom, which represented 7% of the Index on average, also detracted from Index results. Driving underperformance was the U.K. equity market’s relatively large allocation to energy and materials, as oil and other commodity prices declined sharply during the reporting period.

From a sector standpoint, healthcare companies were strong contributors to Index returns for the reporting period. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions. Consumer discretionary and consumer staples stocks gained as improving economic conditions and lower oil prices boosted consumer spending. The energy and materials sectors both detracted meaningfully from Index performance amid price declines for oil and other commodities.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	21.45%
Information Technology	13.82
Health Care	13.02
Consumer Discretionary	12.79
Industrials	10.61
Consumer Staples	9.81
Energy	6.92
Materials	4.65
Telecommunication Services	3.90
Utilities	3.03

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

United States	51.54%
Japan	7.90
United Kingdom	7.07
France	3.45
Switzerland	3.38
Germany	3.19
Canada	3.09
Australia	2.37
China	2.25
South Korea	1.43

TOTAL	85.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ex U.S. ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.54)%	(4.36)%	(4.57)%	(4.54)%	(4.36)%	(4.57)%
5 Years	5.57%	5.45%	5.85%	31.11%	30.38%	32.88%
Since Inception	0.79%	0.75%	1.23%	5.95%	5.64%	9.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,039.30	$1.67	$1,000.00	$1,023.20	$1.66	0.33%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -4.54%, net of fees, while the total return for the Index was -4.57%.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

International stocks, as represented by the Index, delivered negative results for the reporting period in an environment of high volatility. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

From a country perspective, Japan, which accounted for an average of 15% of the Index, was the largest contributor to the Index’s return during the reporting period. Government initiatives aimed at revitalizing the country’s economy, dubbed “Abenomics”, were drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers.

Switzerland also contributed to the Index’s performance during the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

Eurozone countries France and Germany registered relatively flat results. Germany achieved positive GDP growth levels, and France returned to positive GDP growth, exceeding expectations in the first quarter of 2015, as a weak euro and lower oil prices benefited consumer spending levels.

On the downside, Canada, Australia, and Brazil detracted substantially from Index results, as these countries’ commodities-focused economies suffered amid lower commodities prices. Canada’s energy industries weighed on its economy, as oil and gas prices fell during the reporting period. Meanwhile, demand for iron ore and coal, Australia’s top exports, declined sharply due in part to China’s economic slowdown. Brazil, a large exporter of iron ore and oil, also experienced stagnant economic growth. In addition, the United Kingdom and South Korea also weighed on the Index’s return during the reporting period.

From a sector standpoint, the healthcare sector was the largest contributor to Index results. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Consumer discretionary and consumer staples stocks gained as improving economic conditions and lower oil prices boosted consumer spending. Nevertheless, the positive effects of these contributing sectors were more than offset by the declining energy and materials sectors, which accounted for most of the Index’s negative return for the reporting period. The financials and industrials sectors also detracted from the Index’s performance.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	27.38%
Consumer Discretionary	11.68
Industrials	11.05
Consumer Staples	10.45
Health Care	9.85
Information Technology	7.04
Materials	7.02
Energy	6.76
Telecommunication Services	5.34
Utilities	3.43

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	16.56%
United Kingdom	14.79
France	7.25
Switzerland	6.94
Germany	6.54
Canada	6.42
Australia	4.90
China	4.83
South Korea	2.93
Spain	2.55

TOTAL	73.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.41)%	(0.07)%	(0.28)%	(0.41)%	(0.07)%	(0.28)%
5 Years	7.89%	7.79%	8.01%	46.18%	45.50%	47.03%
10 Years	4.92%	4.92%	5.02%	61.71%	61.59%	63.16%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,071.90	$1.70	$1,000.00	$1,023.20	$1.66	0.33%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -0.41%, net of fees, while the total return for the Index was -0.28%.

International developed market stocks, as represented by the Index, delivered nearly flat results for the reporting period in a volatile market environment. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ETF

Japan, which accounted for 22% of the Index on average, was the largest contributor to Index returns. Government initiatives aimed at revitalizing the country’s economy, dubbed “Abenomics”, were key drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers.

Switzerland also contributed to the Index’s performance during the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

Australia detracted substantially from Index results during the reporting period, as China’s economic slowdown reduced demand for Australia’s top exports. Weak demand for iron ore and coal led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period.

The United Kingdom also detracted from Index performance. The U.K. equity market’s relatively large allocation to energy and materials weighed on results, as energy and other commodity prices declined sharply.

Spain detracted from Index returns, struggling along with southern European neighbors to regain economic footing. Economic growth improved throughout the reporting period, though, with annualized GDP growth reaching 3.1% for the second quarter of 2015 — its highest rate since the fourth quarter of 2007.

From a sector standpoint, healthcare companies contributed to Index returns, benefiting from the strong pace of innovation, growth, and acquisitions within the pharmaceutical and biotechnology industries during the reporting period. Consumer-related stocks gained as improving economic conditions and lower oil prices boosted consumer spending. The energy and materials sectors detracted meaningfully from Index performance amid price declines for oil and other commodities.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	26.22%
Consumer Discretionary	13.06
Industrials	12.54
Health Care	11.76
Consumer Staples	11.25
Materials	6.98
Energy	5.00
Telecommunication Services	4.94
Information Technology	4.58
Utilities	3.67

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	22.56%
United Kingdom	20.14
France	9.85
Switzerland	9.55
Germany	8.96
Australia	6.71
Spain	3.54
Hong Kong	3.17
Netherlands	2.94
Sweden	2.91

TOTAL	90.33%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.55%	3.34%	2.49%	2.55%	3.34%	2.49%
5 Years	10.88%	10.77%	10.74%	67.57%	66.74%	66.54%
Since Inception	2.91%	2.92%	3.06%	24.53%	24.56%	25.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,106.60	$2.09	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 2.55%, net of fees, while the total return for the Index was 2.49%.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

International developed market small-capitalization stocks, as represented by the Index, delivered modest gains for the reporting period in a volatile market environment. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

The United Kingdom, which represented 22% of the Index on average during the reporting period, contributed meaningfully to Index performance. Industrial production growth reached its highest level in a year during the second quarter of 2015, benefiting an economy that has experienced uneven recovery since the 2008-2009 financial crisis.

Japan, which accounted for an average of 29% of the Index, was also a meaningful contributor to the Index’s return. Government initiatives aimed at revitalizing the country’s economy, dubbed “Abenomics”, were key drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers

Switzerland also contributed to the Index’s performance during the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

Australia detracted substantially from Index results during the reporting period, as China’s economic slowdown reduced demand for Australia’s top exports. Weak demand for iron ore and coal led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period.

Hong Kong also detracted from Index performance, as concerns about the steep decline in mainland China’s equity market weighed heavily on Hong Kong late in the reporting period.

From a sector standpoint, consumer-related stocks gained during the reporting period, as generally improving global economic conditions and lower oil prices boosted consumer spending. The energy and materials sectors detracted meaningfully from Index performance amid price declines for oil and other commodities. The industrials sector also detracted from Index results.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	23.13%
Industrials	22.13
Consumer Discretionary	17.41
Information Technology	9.48
Materials	8.31
Health Care	7.99
Consumer Staples	6.21
Energy	2.27
Utilities	1.59
Telecommunication Services	1.38
Investment Companies	0.10

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	30.23%
United Kingdom	22.13
Germany	5.47
Australia	5.43
Switzerland	4.51
France	4.03
Italy	3.98
Sweden	3.96
Hong Kong	2.62
Spain	2.30

TOTAL	84.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 (or commencement of operations, as applicable) and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.06%

EXCHANGE-TRADED FUNDS — 100.06%
iShares MSCI ACWI ETF[a]	41,643	$2,496,081

		2,496,081

TOTAL INVESTMENT COMPANIES
(Cost: $2,471,821)		2,496,081

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	1,283	1,283

		1,283

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,283)		1,283

TOTAL INVESTMENTS IN SECURITIES — 100.11%
(Cost: $2,473,104)		2,497,364
Other Assets, Less Liabilities — (0.11)%		(2,851)

NET ASSETS — 100.00%		$2,494,513

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of July 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
AUD	75,000	USD	54,578	08/05/2015	CITI	$244
CHF	74,000	USD	76,344	08/05/2015	CITI	239
DKK	94,000	USD	13,749	08/05/2015	CITI	85
EUR	236,000	USD	257,836	08/05/2015	CITI	1,354
GBP	111,000	USD	172,927	08/05/2015	CITI	415
HKD	702,000	USD	90,553	08/05/2015	CITI	1
ILS	19,000	USD	5,032	08/05/2015	CITI	4
INR	1,258,000	USD	19,612	08/05/2015	CITI	10
JPY	23,622,000	USD	189,952	08/05/2015	CITI	650
KRW	51,777,000	USD	44,124	08/05/2015	CITI	146
MXN	255,000	USD	15,478	08/05/2015	CITI	347
NZD	2,000	USD	1,317	08/05/2015	CITI	3
SEK	208,000	USD	24,077	08/05/2015	CITI	35
SGD	16,000	USD	11,632	08/05/2015	CITI	31
TRY	10,000	USD	3,586	08/05/2015	CITI	21
TWD	1,432,000	USD	45,331	08/05/2015	CITI	3
USD	1,469	AUD	2,000	08/05/2015	BNP	7
USD	114,155	AUD	152,000	08/05/2015	CITI	3,051
USD	19,618	BRL	62,000	08/05/2015	CITI	1,516
USD	80,669	CAD	100,000	08/05/2015	CITI	4,208
USD	81,126	CHF	75,000	08/05/2015	CITI	3,508

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	14,481	DKK	96,000	08/05/2015	CITI	$352
USD	276,719	EUR	246,000	08/05/2015	CITI	6,546
USD	177,712	GBP	113,000	08/05/2015	CITI	1,247
USD	5,037	ILS	19,000	08/05/2015	CITI	1
USD	19,768	INR	1,267,000	08/05/2015	CITI	5
USD	198,325	JPY	24,285,000	08/05/2015	CITI	2,374
USD	46,855	KRW	52,525,000	08/05/2015	CITI	1,946
USD	16,393	MXN	258,000	08/05/2015	CITI	381
USD	5,593	NOK	44,000	08/05/2015	CITI	207
USD	1,368	NZD	2,000	08/05/2015	CITI	48
USD	71	RUB	4,000	08/05/2015	BNP	7
USD	7,597	RUB	429,000	08/05/2015	CITI	638
USD	26,181	SEK	215,000	08/05/2015	CITI	1,258
USD	11,876	SGD	16,000	08/05/2015	CITI	214
USD	3,662	TRY	10,000	08/05/2015	CITI	56
USD	47,600	TWD	1,470,000	08/05/2015	CITI	1,062
USD	20,212	ZAR	249,000	08/05/2015	CITI	532
ZAR	249,000	USD	19,545	08/05/2015	CITI	135
USD	2,932	AUD	4,000	09/04/2015	CITI	13
USD	17,889	BRL	61,000	09/04/2015	CITI	278
USD	75,231	CAD	98,000	09/04/2015	CITI	315
USD	6,249	CHF	6,000	09/04/2015	CITI	34
USD	1,333	DKK	9,000	09/04/2015	CITI	8
USD	11,053	EUR	10,000	09/04/2015	CITI	66
USD	797	ILS	3,000	09/04/2015	CITI	2
USD	607	INR	39,000	09/04/2015	CITI	—
USD	4,198	JPY	520,000	09/04/2015	CITI	1
USD	62	MXN	1,000	09/04/2015	CITI	—
USD	5,387	NOK	44,000	09/04/2015	CITI	4
USD	7,210	RUB	433,000	09/04/2015	CITI	234
USD	1,050	SEK	9,000	09/04/2015	CITI	6
USD	45,329	TWD	1,432,000	09/04/2015	CITI	142

						33,990

AUD	2,000	USD	1,540	08/05/2015	BNP	(78)
AUD	77,000	USD	56,545	08/05/2015	CITI	(262)
BRL	1,000	USD	318	08/05/2015	BNP	(26)
BRL	61,000	USD	18,091	08/05/2015	CITI	(281)
CAD	2,000	USD	1,601	08/05/2015	BNP	(72)
CAD	98,000	USD	75,249	08/05/2015	CITI	(318)
CHF	1,000	USD	1,071	08/05/2015	BNP	(36)
DKK	2,000	USD	299	08/05/2015	BNP	(5)
EUR	10,000	USD	11,151	08/05/2015	BNP	(168)
GBP	2,000	USD	3,142	08/05/2015	BNP	(19)
HKD	21,000	USD	2,709	08/05/2015	BNP	—
INR	9,000	USD	141	08/05/2015	BNP	(1)
JPY	663,000	USD	5,419	08/05/2015	BNP	(69)
KRW	748,000	USD	668	08/05/2015	BNP	(28)
MXN	3,000	USD	190	08/05/2015	BNP	(4)
NOK	1,000	USD	127	08/05/2015	BNP	(5)
NOK	43,000	USD	5,268	08/05/2015	CITI	(4)
RUB	433,000	USD	7,287	08/05/2015	CITI	(263)
SEK	7,000	USD	845	08/05/2015	BNP	(34)
TWD	38,000	USD	1,232	08/05/2015	BNP	(29)
USD	93,252	HKD	723,000	08/05/2015	CITI	(11)
BRL	2,000	USD	583	09/04/2015	CITI	(5)
HKD	35,000	USD	4,515	09/04/2015	CITI	—

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2015

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
KRW	13,000	USD	11	09/04/2015	CITI	$—
RUB	1,000	USD	16	09/04/2015	CITI	—
TWD	53,000	USD	1,679	09/04/2015	CITI	(7)
USD	54,487	AUD	75,000	09/04/2015	CITI	(245)
USD	76,415	CHF	74,000	09/04/2015	CITI	(242)
USD	13,757	DKK	94,000	09/04/2015	CITI	(86)
USD	257,933	EUR	236,000	09/04/2015	CITI	(1,354)
USD	176,009	GBP	113,000	09/04/2015	CITI	(418)
USD	90,547	HKD	702,000	09/04/2015	CITI	(4)
USD	5,033	ILS	19,000	09/04/2015	CITI	(4)
USD	19,508	INR	1,258,000	09/04/2015	CITI	(54)
USD	190,003	JPY	23,622,000	09/04/2015	CITI	(652)
USD	44,050	KRW	51,777,000	09/04/2015	CITI	(298)
USD	15,441	MXN	255,000	09/04/2015	CITI	(349)
USD	1,313	NZD	2,000	09/04/2015	CITI	(3)
USD	24,088	SEK	208,000	09/04/2015	CITI	(35)
USD	11,619	SGD	16,000	09/04/2015	CITI	(33)
USD	3,554	TRY	10,000	09/04/2015	CITI	(22)
USD	19,441	ZAR	249,000	09/04/2015	CITI	(135)
ZAR	2,000	USD	158	09/04/2015	CITI	(1)

						(5,660)

	Net unrealized appreciation					$28,330

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canada Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — New Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.19%

EXCHANGE-TRADED FUNDS — 100.19%
iShares MSCI ACWI ex U.S. ETF[a]	56,492	$2,490,167

		2,490,167

TOTAL INVESTMENT COMPANIES
(Cost: $2,496,776)		2,490,167

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	2,981	2,981

		2,981

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,981)		2,981

TOTAL INVESTMENTS IN SECURITIES —100.31%
(Cost: $2,499,757)		2,493,148
Other Assets, Less Liabilities — (0.31)%		(7,652)

NET ASSETS — 100.00%		$2,485,496

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of July 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
AUD	154,000	USD	112,066	08/05/2015	CITI	$501
CHF	151,000	USD	155,783	08/05/2015	CITI	489
DKK	193,000	USD	28,230	08/05/2015	CITI	175
EUR	484,000	USD	528,783	08/05/2015	CITI	2,777
GBP	227,000	USD	353,643	08/05/2015	CITI	849
HKD	1,439,000	USD	185,621	08/05/2015	CITI	1
ILS	39,000	USD	10,328	08/05/2015	CITI	8
INR	2,578,000	USD	40,191	08/05/2015	CITI	21
JPY	48,414,000	USD	389,312	08/05/2015	CITI	1,331
KRW	106,118,000	USD	90,434	08/05/2015	CITI	299
MXN	523,000	USD	31,746	08/05/2015	CITI	711
NZD	3,000	USD	1,975	08/05/2015	CITI	5
SEK	426,000	USD	49,311	08/05/2015	CITI	71
SGD	33,000	USD	23,991	08/05/2015	CITI	63
TRY	21,000	USD	7,530	08/05/2015	CITI	44
TWD	2,934,000	USD	92,877	08/05/2015	CITI	7
USD	2,937	AUD	4,000	08/05/2015	BNP	14
USD	234,317	AUD	312,000	08/05/2015	CITI	6,261
USD	40,185	BRL	127,000	08/05/2015	CITI	3,106
USD	166,179	CAD	206,000	08/05/2015	CITI	8,669
USD	166,578	CHF	154,000	08/05/2015	CITI	7,203

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	29,867	DKK	198,000	08/05/2015	CITI	$726
USD	568,062	EUR	505,000	08/05/2015	CITI	13,439
USD	366,433	GBP	233,000	08/05/2015	CITI	2,571
USD	10,604	ILS	40,000	08/05/2015	CITI	2
USD	40,613	INR	2,603,000	08/05/2015	CITI	11
USD	407,487	JPY	49,897,000	08/05/2015	CITI	4,877
USD	96,273	KRW	107,922,000	08/05/2015	CITI	3,998
USD	33,675	MXN	530,000	08/05/2015	CITI	783
USD	11,440	NOK	90,000	08/05/2015	CITI	422
USD	2,052	NZD	3,000	08/05/2015	CITI	72
USD	107	RUB	6,000	08/05/2015	BNP	10
USD	15,601	RUB	881,000	08/05/2015	CITI	1,309
USD	53,823	SEK	442,000	08/05/2015	CITI	2,587
USD	24,495	SGD	33,000	08/05/2015	CITI	440
USD	7,690	TRY	21,000	08/05/2015	CITI	117
USD	97,758	TWD	3,019,000	08/05/2015	CITI	2,182
USD	41,561	ZAR	512,000	08/05/2015	CITI	1,095
ZAR	512,000	USD	40,188	08/05/2015	CITI	278
USD	8,064	AUD	11,000	09/04/2015	CITI	37
USD	36,950	BRL	126,000	09/04/2015	CITI	574
USD	156,607	CAD	204,000	09/04/2015	CITI	658
USD	16,664	CHF	16,000	09/04/2015	CITI	90
USD	3,111	DKK	21,000	09/04/2015	CITI	19
USD	32,047	EUR	29,000	09/04/2015	CITI	185
USD	2,125	ILS	8,000	09/04/2015	CITI	5
USD	1,882	INR	121,000	09/04/2015	CITI	1
USD	14,872	JPY	1,842,000	09/04/2015	CITI	5
USD	1,408	KRW	1,638,000	09/04/2015	CITI	5
USD	623	MXN	10,000	09/04/2015	CITI	3
USD	11,142	NOK	91,000	09/04/2015	CITI	9
USD	14,964	RUB	899,000	09/04/2015	CITI	480
USD	2,917	SEK	25,000	09/04/2015	CITI	17
USD	730	SGD	1,000	09/04/2015	CITI	2
USD	92,875	TWD	2,934,000	09/04/2015	CITI	290
USD	158	ZAR	2,000	09/04/2015	CITI	1

						69,905

AUD	4,000	USD	3,081	08/05/2015	BNP	(157)
AUD	158,000	USD	116,027	08/05/2015	CITI	(537)
BRL	1,000	USD	318	08/05/2015	BNP	(26)
BRL	126,000	USD	37,368	08/05/2015	CITI	(581)
CAD	5,000	USD	4,002	08/05/2015	BNP	(179)
CAD	201,000	USD	154,338	08/05/2015	CITI	(652)
CHF	3,000	USD	3,213	08/05/2015	BNP	(108)
DKK	5,000	USD	748	08/05/2015	BNP	(12)
EUR	21,000	USD	23,417	08/05/2015	BNP	(354)
GBP	6,000	USD	9,426	08/05/2015	BNP	(57)
HKD	47,000	USD	6,063	08/05/2015	BNP	(1)
ILS	1,000	USD	265	08/05/2015	BNP	—
INR	25,000	USD	392	08/05/2015	BNP	(1)
JPY	1,483,000	USD	12,121	08/05/2015	BNP	(155)
KRW	1,804,000	USD	1,611	08/05/2015	BNP	(68)
MXN	7,000	USD	444	08/05/2015	BNP	(10)
NOK	2,000	USD	255	08/05/2015	BNP	(10)
NOK	88,000	USD	10,781	08/05/2015	CITI	(8)
RUB	887,000	USD	14,928	08/05/2015	CITI	(539)
SEK	16,000	USD	1,932	08/05/2015	BNP	(77)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2015

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
TWD	85,000	USD	2,756	08/05/2015	BNP	$(65)
USD	191,663	HKD	1,486,000	08/05/2015	CITI	(22)
BRL	2,000	USD	583	09/04/2015	CITI	(5)
HKD	51,000	USD	6,579	09/04/2015	CITI	—
TRY	1,000	USD	359	09/04/2015	CITI	(1)
TWD	64,000	USD	2,028	09/04/2015	CITI	(8)
USD	113,338	AUD	156,000	09/04/2015	CITI	(504)
USD	764	CAD	1,000	09/04/2015	CITI	(1)
USD	155,927	CHF	151,000	09/04/2015	CITI	(494)
USD	28,247	DKK	193,000	09/04/2015	CITI	(176)
USD	528,980	EUR	484,000	09/04/2015	CITI	(2,776)
USD	367,608	GBP	236,000	09/04/2015	CITI	(859)
USD	185,609	HKD	1,439,000	09/04/2015	CITI	(9)
USD	10,330	ILS	39,000	09/04/2015	CITI	(8)
USD	39,977	INR	2,578,000	09/04/2015	CITI	(110)
USD	393,378	JPY	48,905,000	09/04/2015	CITI	(1,337)
USD	90,282	KRW	106,118,000	09/04/2015	CITI	(612)
USD	31,670	MXN	523,000	09/04/2015	CITI	(716)
USD	1,970	NZD	3,000	09/04/2015	CITI	(5)
USD	49,334	SEK	426,000	09/04/2015	CITI	(73)
USD	23,963	SGD	33,000	09/04/2015	CITI	(68)
USD	7,464	TRY	21,000	09/04/2015	CITI	(46)
USD	1,166	TWD	37,000	09/04/2015	CITI	(1)
USD	39,975	ZAR	512,000	09/04/2015	CITI	(278)

						(11,706)

	Net unrealized appreciation					$58,199

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canada Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — New Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.30%

EXCHANGE-TRADED FUNDS — 100.30%
iShares MSCI EAFE ETF[a]	44,886,565	$2,907,751,681

		2,907,751,681

TOTAL INVESTMENT COMPANIES
(Cost: $2,901,844,739)		2,907,751,681

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	1,803,972	1,803,972

		1,803,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,803,972)		1,803,972

TOTAL INVESTMENTS IN SECURITIES — 100.36%
(Cost: $2,903,648,711)		2,909,555,653
Other Assets, Less Liabilities — (0.36)%		(10,394,670)

NET ASSETS — 100.00%		$2,899,160,983

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of July 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
AUD	29,199,000	USD	21,276,173	08/05/2015	BNP	$66,831
AUD	209,109,000	USD	152,168,619	08/05/2015	CITI	679,563
AUD	8,752,000	USD	6,371,106	08/05/2015	MS	26,167
CHF	29,368,000	USD	30,253,240	08/05/2015	BNP	139,921
CHF	206,534,000	USD	213,075,415	08/05/2015	CITI	668,155
CHF	5,950,000	USD	6,125,622	08/05/2015	MS	32,078
DKK	33,904,000	USD	4,954,990	08/05/2015	BNP	34,780
DKK	275,905,000	USD	40,356,459	08/05/2015	CITI	249,446
DKK	310,000	USD	45,363	08/05/2015	MS	261
EUR	79,602,000	USD	86,784,409	08/05/2015	BNP	639,559
EUR	662,867,000	USD	724,199,432	08/05/2015	CITI	3,803,168
EUR	15,851,000	USD	17,308,499	08/05/2015	MS	100,075
GBP	53,111,000	USD	82,780,123	08/05/2015	BNP	160,109
GBP	307,187,000	USD	478,566,627	08/05/2015	CITI	1,148,703
GBP	10,214,000	USD	15,943,378	08/05/2015	MS	7,207
HKD	91,863,000	USD	11,849,392	08/05/2015	BNP	373
HKD	587,407,000	USD	75,771,358	08/05/2015	CITI	550
HKD	42,970,000	USD	5,542,607	08/05/2015	MS	260
ILS	8,994,000	USD	2,378,564	08/05/2015	BNP	5,193
ILS	49,170,000	USD	13,021,833	08/05/2015	CITI	10,113
ILS	4,981,000	USD	1,314,245	08/05/2015	MS	5,912
JPY	10,675,432,000	USD	85,851,601	08/05/2015	BNP	286,494
JPY	63,498,967,000	USD	510,615,483	08/05/2015	CITI	1,745,994
JPY	3,296,879,000	USD	26,502,179	08/05/2015	MS	99,731

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
NOK	15,834,000	USD	1,937,765	08/05/2015	BNP	$626
NOK	6,839,000	USD	836,373	08/05/2015	MS	854
NZD	751,000	USD	495,205	08/05/2015	BNP	489
NZD	4,305,000	USD	2,834,434	08/05/2015	CITI	7,063
NZD	230,000	USD	151,395	08/05/2015	MS	415
SEK	80,419,000	USD	9,300,603	08/05/2015	BNP	21,596
SEK	597,721,000	USD	69,187,878	08/05/2015	CITI	100,150
SEK	4,418,000	USD	510,714	08/05/2015	MS	1,422
SGD	6,817,000	USD	4,954,276	08/05/2015	BNP	14,750
SGD	42,664,000	USD	31,017,085	08/05/2015	CITI	81,424
SGD	2,545,000	USD	1,848,986	08/05/2015	MS	6,107
USD	50,600,339	AUD	67,506,000	08/05/2015	BNP	1,256,842
USD	313,608,155	AUD	418,218,000	08/05/2015	CITI	7,911,790
USD	46,434,125	AUD	62,165,000	08/05/2015	MS	994,631
USD	36,312,917	CHF	33,831,000	08/05/2015	BNP	1,300,963
USD	221,900,069	CHF	206,534,000	08/05/2015	CITI	8,156,499
USD	33,023,070	CHF	30,947,000	08/05/2015	MS	995,790
USD	5,914,702	DKK	39,631,000	08/05/2015	BNP	82,069
USD	41,066,019	DKK	274,946,000	08/05/2015	CITI	601,254
USD	4,616,655	DKK	30,954,000	08/05/2015	MS	61,047
USD	104,142,803	EUR	93,587,000	08/05/2015	BNP	1,359,622
USD	735,240,341	EUR	660,585,000	08/05/2015	CITI	9,743,978
USD	82,811,685	EUR	74,426,000	08/05/2015	MS	1,072,329
USD	81,893,140	GBP	52,051,000	08/05/2015	BNP	608,246
USD	481,983,801	GBP	306,120,000	08/05/2015	CITI	3,934,740
USD	53,813,465	GBP	34,212,000	08/05/2015	MS	386,657
USD	259,168	HKD	2,009,000	08/05/2015	BNP	19
USD	258,930	HKD	2,007,000	08/05/2015	CITI	39
USD	2,417,119	HKD	18,736,000	08/05/2015	MS	290
USD	119,028	ILS	449,000	08/05/2015	MS	26
USD	98,546,337	JPY	12,098,663,000	08/05/2015	BNP	924,452
USD	515,522,927	JPY	63,269,356,000	08/05/2015	CITI	5,014,139
USD	70,298,015	JPY	8,622,709,000	08/05/2015	MS	722,963
USD	2,277,670	NOK	18,016,000	08/05/2015	BNP	72,160
USD	14,875,407	NOK	117,585,000	08/05/2015	CITI	480,709
USD	2,026,382	NOK	16,109,000	08/05/2015	MS	54,326
USD	577,909	NZD	848,000	08/05/2015	BNP	18,190
USD	2,923,704	NZD	4,289,000	08/05/2015	CITI	92,768
USD	416,170	NZD	613,000	08/05/2015	MS	11,562
USD	11,205,467	SEK	93,015,000	08/05/2015	BNP	423,136
USD	72,090,977	SEK	597,721,000	08/05/2015	CITI	2,802,948
USD	9,905,468	SEK	82,597,000	08/05/2015	MS	330,795
USD	5,758,143	SGD	7,775,000	08/05/2015	BNP	90,814
USD	31,610,493	SGD	42,664,000	08/05/2015	CITI	511,984
USD	4,880,976	SGD	6,604,000	08/05/2015	MS	67,209
SGD	690,000	USD	502,460	09/04/2015	MS	23
USD	20,451	AUD	28,000	09/04/2015	BNP	18
USD	11,526,336	AUD	15,722,000	09/04/2015	MS	53,079
USD	29,047	CHF	28,000	09/04/2015	BNP	42
USD	24,778,033	CHF	23,791,000	09/04/2015	MS	132,830
USD	5,165	DKK	35,000	09/04/2015	BNP	11
USD	4,332,203	DKK	29,240,000	09/04/2015	MS	26,156
USD	91,385	EUR	83,000	09/04/2015	BNP	195
USD	44,490,480	EUR	40,270,000	09/04/2015	MS	247,015
USD	60,947	GBP	39,000	09/04/2015	BNP	56
USD	2,987,633	ILS	11,245,000	09/04/2015	MS	6,843
USD	67,851	JPY	8,401,000	09/04/2015	BNP	46
USD	19,043,726	JPY	2,358,786,000	09/04/2015	MS	5,828
USD	1,838	NOK	15,000	09/04/2015	BNP	3
USD	14,445,334	NOK	117,997,000	09/04/2015	CITI	9,826
USD	461,483	NOK	3,754,000	09/04/2015	MS	2,226
USD	659	NZD	1,000	09/04/2015	BNP	1
USD	192,045	NZD	290,000	09/04/2015	MS	1,110
USD	8,719	SEK	75,000	09/04/2015	BNP	20

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2015

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	4,358,154	SEK	37,374,000	09/04/2015	MS	$23,581
USD	1,089,923	SGD	1,493,000	09/04/2015	MS	2,667

						60,742,101

AUD	38,307,000	USD	28,199,413	08/05/2015	BNP	(198,919)
AUD	209,109,000	USD	153,559,194	08/05/2015	CITI	(711,012)
AUD	55,472,000	USD	41,523,000	08/05/2015	MS	(975,752)
CHF	4,463,000	USD	4,739,681	08/05/2015	BNP	(120,889)
CHF	25,368,000	USD	27,172,768	08/05/2015	MS	(919,236)
DKK	5,727,000	USD	851,751	08/05/2015	BNP	(8,888)
DKK	35,414,000	USD	5,294,683	08/05/2015	MS	(82,681)
EUR	13,985,000	USD	15,512,901	08/05/2015	BNP	(153,686)
EUR	71,031,000	USD	79,192,380	08/05/2015	MS	(1,181,629)
GBP	36,661,000	USD	57,636,640	08/05/2015	MS	(385,377)
HKD	1,330,000	USD	171,574	08/05/2015	BNP	(12)
HKD	46,510,000	USD	5,999,774	08/05/2015	MS	(268)
ILS	1,164,000	USD	309,680	08/05/2015	BNP	(1,175)
ILS	3,150,000	USD	835,140	08/05/2015	MS	(268)
JPY	1,423,231,000	USD	11,588,186	08/05/2015	BNP	(104,397)
JPY	6,565,811,000	USD	53,677,350	08/05/2015	MS	(699,030)
NOK	2,593,000	USD	324,005	08/05/2015	BNP	(6,571)
NOK	117,997,000	USD	14,455,456	08/05/2015	CITI	(10,322)
NOK	11,283,000	USD	1,434,504	08/05/2015	MS	(53,245)
NZD	97,000	USD	64,693	08/05/2015	BNP	(668)
NZD	448,000	USD	302,143	08/05/2015	MS	(6,443)
SEK	12,596,000	USD	1,492,070	08/05/2015	BNP	(31,938)
SEK	84,035,000	USD	10,137,796	08/05/2015	MS	(396,429)
SGD	958,000	USD	710,097	08/05/2015	BNP	(11,795)
SGD	4,162,000	USD	3,089,250	08/05/2015	MS	(55,498)
USD	1,497,700	AUD	2,059,000	08/05/2015	MS	(7,326)
USD	383,253	CHF	371,000	08/05/2015	MS	(698)
USD	140,338	DKK	959,000	08/05/2015	CITI	(801)
USD	694,780	DKK	4,770,000	08/05/2015	MS	(7,238)
USD	2,491,590	EUR	2,282,000	08/05/2015	CITI	(14,647)
USD	13,547,420	EUR	12,456,000	08/05/2015	MS	(132,549)
USD	1,644,484	GBP	1,060,000	08/05/2015	BNP	(10,854)
USD	1,664,909	GBP	1,067,000	08/05/2015	CITI	(1,360)
USD	19,671,895	GBP	12,663,000	08/05/2015	MS	(103,145)
USD	11,761,402	HKD	91,184,000	08/05/2015	BNP	(776)
USD	75,509,887	HKD	585,400,000	08/05/2015	CITI	(3,131)
USD	9,124,843	HKD	70,744,000	08/05/2015	MS	(700)
USD	2,682,352	ILS	10,158,000	08/05/2015	BNP	(9,910)
USD	12,989,428	ILS	49,170,000	08/05/2015	CITI	(42,519)
USD	2,025,721	ILS	7,682,000	08/05/2015	MS	(10,305)
USD	1,851,406	JPY	229,611,000	08/05/2015	CITI	(1,283)
USD	9,992,907	JPY	1,239,981,000	08/05/2015	MS	(12,271)
USD	50,249	NOK	411,000	08/05/2015	BNP	(66)
USD	50,394	NOK	412,000	08/05/2015	CITI	(43)
USD	246,037	NOK	2,013,000	08/05/2015	MS	(393)
USD	10,521	NZD	16,000	08/05/2015	CITI	(40)
USD	42,401	NZD	65,000	08/05/2015	MS	(502)
USD	677,395	SEK	5,856,000	08/05/2015	MS	(1,435)
USD	75,040	SGD	103,000	08/05/2015	MS	(39)
DKK	1,791,000	USD	263,773	09/04/2015	MS	(20)
HKD	1,586,000	USD	204,588	09/04/2015	MS	(8)
ILS	1,237,000	USD	327,962	09/04/2015	MS	(61)
USD	21,241,163	AUD	29,199,000	09/04/2015	BNP	(67,045)
USD	151,917,270	AUD	209,109,000	09/04/2015	CITI	(681,721)
USD	8,941,616	AUD	12,295,000	09/04/2015	MS	(30,760)
USD	30,281,471	CHF	29,368,000	09/04/2015	BNP	(140,971)
USD	213,273,220	CHF	206,534,000	09/04/2015	CITI	(676,269)
USD	8,070,754	CHF	7,826,000	09/04/2015	MS	(36,235)
USD	4,958,139	DKK	33,904,000	09/04/2015	BNP	(34,755)

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	40,380,202	DKK	275,905,000	09/04/2015	CITI	$(251,126)
USD	280,733	DKK	1,915,000	09/04/2015	MS	(1,281)
USD	86,816,648	EUR	79,602,000	09/04/2015	BNP	(639,729)
USD	724,470,213	EUR	662,867,000	09/04/2015	CITI	(3,802,269)
USD	21,430,207	EUR	19,614,000	09/04/2015	MS	(119,118)
USD	72,314,371	GBP	46,411,000	09/04/2015	BNP	(147,162)
USD	478,460,648	GBP	307,187,000	09/04/2015	CITI	(1,150,677)
USD	36,041,669	GBP	23,097,000	09/04/2015	MS	(19,696)
USD	10,383,118	HKD	80,500,000	09/04/2015	BNP	(643)
USD	75,766,345	HKD	587,407,000	09/04/2015	CITI	(3,763)
USD	4,783,385	HKD	37,084,000	09/04/2015	MS	(110)
USD	2,381,055	ILS	9,002,000	09/04/2015	BNP	(5,168)
USD	13,023,751	ILS	49,170,000	09/04/2015	CITI	(10,081)
USD	1,386,369	ILS	5,253,000	09/04/2015	MS	(6,080)
USD	85,874,806	JPY	10,675,432,000	09/04/2015	BNP	(287,221)
USD	510,751,839	JPY	63,498,967,000	09/04/2015	CITI	(1,751,981)
USD	35,888,112	JPY	4,459,603,000	09/04/2015	MS	(105,601)
USD	1,936,431	NOK	15,834,000	09/04/2015	BNP	(667)
USD	1,043,207	NOK	8,536,000	09/04/2015	MS	(1,069)
USD	493,972	NZD	751,000	09/04/2015	BNP	(487)
USD	2,827,244	NZD	4,305,000	09/04/2015	CITI	(7,168)
USD	170,726	NZD	260,000	09/04/2015	MS	(459)
USD	9,305,217	SEK	80,419,000	09/04/2015	BNP	(21,645)
USD	69,220,810	SEK	597,721,000	09/04/2015	CITI	(101,877)
USD	827,157	SEK	7,145,000	09/04/2015	MS	(1,509)
USD	4,952,851	SGD	6,823,000	09/04/2015	BNP	(15,907)
USD	30,981,025	SGD	42,664,000	09/04/2015	CITI	(88,463)
USD	2,030,596	SGD	2,798,000	09/04/2015	MS	(7,009)

						(16,693,970)

			Net unrealized appreciation			$44,048,131

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.27%

EXCHANGE-TRADED FUNDS — 100.27%
iShares MSCI EAFE Small Cap Index Fund[a]	49,051	$2,524,164

		2,524,164

TOTAL INVESTMENT COMPANIES
(Cost: $2,490,099)		2,524,164

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	1,227	1,227

		1,227

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,227)		1,227

TOTAL INVESTMENTS IN SECURITIES — 100.32%
(Cost: $2,491,326)		2,525,391
Other Assets, Less Liabilities — (0.32)%		(7,981)

NET ASSETS — 100.00%		$2,517,410

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of July 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
AUD	182,000	USD	132,441	08/05/2015	CITI	$591
CHF	103,000	USD	106,262	08/05/2015	CITI	333
DKK	317,000	USD	46,367	08/05/2015	CITI	287
EUR	521,000	USD	569,206	08/05/2015	CITI	2,989
GBP	352,000	USD	548,381	08/05/2015	CITI	1,316
HKD	602,000	USD	77,654	08/05/2015	CITI	1
ILS	96,000	USD	25,424	08/05/2015	CITI	20
JPY	92,369,000	USD	742,769	08/05/2015	CITI	2,540
NZD	33,000	USD	21,727	08/05/2015	CITI	54
SEK	834,000	USD	96,538	08/05/2015	CITI	140
SGD	73,000	USD	53,072	08/05/2015	CITI	139
USD	3,672	AUD	5,000	08/05/2015	BNP	17
USD	273,293	AUD	364,000	08/05/2015	CITI	7,227
USD	111,413	CHF	103,000	08/05/2015	CITI	4,817
USD	47,817	DKK	317,000	08/05/2015	CITI	1,163
USD	586,060	EUR	521,000	08/05/2015	CITI	13,865
USD	553,582	GBP	352,000	08/05/2015	CITI	3,885
USD	25,449	ILS	96,000	08/05/2015	CITI	6
USD	754,337	JPY	92,369,000	08/05/2015	CITI	9,029

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	42,583	NOK	335,000	08/05/2015	CITI	$1,572
USD	22,575	NZD	33,000	08/05/2015	CITI	793
USD	101,558	SEK	834,000	08/05/2015	CITI	4,881
USD	54,185	SGD	73,000	08/05/2015	CITI	974
AUD	5,000	USD	3,637	09/04/2015	BNP	11
CHF	2,000	USD	2,062	09/04/2015	BNP	10
DKK	8,000	USD	1,170	09/04/2015	BNP	8
EUR	20,000	USD	21,813	09/04/2015	BNP	161
GBP	9,000	USD	14,023	09/04/2015	BNP	29
HKD	23,000	USD	2,967	09/04/2015	BNP	—
ILS	3,000	USD	794	09/04/2015	BNP	2
JPY	2,760,000	USD	22,202	09/04/2015	BNP	74
NOK	6,000	USD	734	09/04/2015	BNP	1
SEK	24,000	USD	2,777	09/04/2015	BNP	6
SGD	1,000	USD	726	09/04/2015	BNP	2
USD	7,331	AUD	10,000	09/04/2015	CITI	34
USD	7,291	CHF	7,000	09/04/2015	CITI	39
USD	3,852	DKK	26,000	09/04/2015	CITI	23
USD	42,001	EUR	38,000	09/04/2015	CITI	251
USD	2,391	ILS	9,000	09/04/2015	CITI	5
USD	25,634	JPY	3,175,000	09/04/2015	CITI	9
USD	43,099	NOK	352,000	09/04/2015	CITI	36
USD	1,325	NZD	2,000	09/04/2015	CITI	8
USD	8,867	SEK	76,000	09/04/2015	CITI	53
USD	730	SGD	1,000	09/04/2015	CITI	2

						57,403

AUD	10,000	USD	7,523	08/05/2015	BNP	(213)
AUD	182,000	USD	133,652	08/05/2015	CITI	(619)
CHF	2,000	USD	2,142	08/05/2015	BNP	(72)
DKK	8,000	USD	1,196	08/05/2015	BNP	(19)
EUR	20,000	USD	22,302	08/05/2015	BNP	(337)
GBP	9,000	USD	14,140	08/05/2015	BNP	(85)
HKD	23,000	USD	2,967	08/05/2015	BNP	—
ILS	3,000	USD	796	08/05/2015	BNP	(1)
JPY	2,760,000	USD	22,559	08/05/2015	BNP	(289)
NOK	6,000	USD	765	08/05/2015	BNP	(30)
NOK	335,000	USD	41,040	08/05/2015	CITI	(29)
SEK	24,000	USD	2,898	08/05/2015	BNP	(116)
SGD	1,000	USD	742	08/05/2015	BNP	(13)
USD	3,643	AUD	5,000	08/05/2015	BNP	(11)
USD	2,060	CHF	2,000	08/05/2015	BNP	(10)
USD	1,169	DKK	8,000	08/05/2015	BNP	(8)
USD	21,805	EUR	20,000	08/05/2015	BNP	(161)
USD	14,026	GBP	9,000	08/05/2015	BNP	(28)
USD	2,967	HKD	23,000	08/05/2015	BNP	—
USD	77,645	HKD	602,000	08/05/2015	CITI	(9)
USD	793	ILS	3,000	08/05/2015	BNP	(2)
USD	22,196	JPY	2,760,000	08/05/2015	BNP	(74)
USD	734	NOK	6,000	08/05/2015	BNP	—
USD	2,776	SEK	24,000	08/05/2015	BNP	(6)
USD	727	SGD	1,000	08/05/2015	BNP	(2)
DKK	4,000	USD	589	09/04/2015	CITI	—
HKD	44,000	USD	5,676	09/04/2015	CITI	—
USD	133,680	AUD	184,000	09/04/2015	CITI	(595)
USD	107,396	CHF	104,000	09/04/2015	CITI	(338)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2015

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	46,395	DKK	317,000	09/04/2015	CITI	$(289)
USD	569,419	EUR	521,000	09/04/2015	CITI	(2,989)
USD	566,982	GBP	364,000	09/04/2015	CITI	(1,332)
USD	77,907	HKD	604,000	09/04/2015	CITI	(4)
USD	25,692	ILS	97,000	09/04/2015	CITI	(21)
USD	747,897	JPY	92,980,000	09/04/2015	CITI	(2,550)
USD	21,672	NZD	33,000	09/04/2015	CITI	(55)
USD	97,048	SEK	838,000	09/04/2015	CITI	(142)
USD	53,010	SGD	73,000	09/04/2015	CITI	(151)

						(10,600)

	Net unrealized appreciation					$46,803

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency Abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.21%

AUSTRALIA — 2.36%
Alumina Ltd.	1,152,789	$1,257,128
Amcor Ltd./Australia	165,072	1,746,790
AMP Ltd.	810,883	3,936,071
APA Group	241,635	1,609,424
Asciano Ltd.	119,043	710,718
ASX Ltd.	148,502	4,847,383
Aurizon Holdings Ltd.	108,057	420,564
AusNet Services	627,844	640,870
Australia & New Zealand Banking Group Ltd.	418,817	10,051,008
Bendigo & Adelaide Bank Ltd.	57,047	550,467
BHP Billiton Ltd.	481,705	9,356,428
Boral Ltd.	158,556	773,133
Brambles Ltd.	641,546	5,125,780
Coca-Cola Amatil Ltd.	160,185	1,091,624
Commonwealth Bank of Australia	281,817	18,120,751
CSL Ltd.	111,858	8,128,866
Dexus Property Group	132,492	756,959
Federation Centres	651,057	1,434,312
Goodman Group	253,581	1,217,861
GPT Group (The)	200,910	680,152
Incitec Pivot Ltd.	504,447	1,340,996
James Hardie Industries PLC	142,809	1,991,516
Lend Lease Group	115,116	1,317,908
Macquarie Group Ltd.	103,840	6,264,342
Mirvac Group	393,145	545,654
National Australia Bank Ltd.	444,174	11,341,254
Orica Ltd.[a]	136,293	1,922,667
Origin Energy Ltd.	267,156	2,224,750
QBE Insurance Group Ltd.	234,576	2,515,010
Rio Tinto Ltd.	111,995	4,347,394
Scentre Group	890,117	2,588,484
South32 Ltd.[b]	1,039,845	1,363,045
Stockland	304,623	950,725
Suncorp Group Ltd.	494,281	5,179,659
Sydney Airport	109,991	453,130
Telstra Corp. Ltd.	1,080,353	5,148,890
Transurban Group	152,633	1,117,498
Wesfarmers Ltd.	198,331	6,182,606
Westfield Corp.	348,786	2,568,995
Westpac Banking Corp.	544,629	13,942,203
Woodside Petroleum Ltd.	127,543	3,339,023
Woolworths Ltd.	240,699	5,055,261

		154,157,299

Security	Shares	Value
AUSTRIA — 0.09%
Erste Group Bank AGb	67,182	$2,025,629
OMV AG	47,340	1,267,055
Voestalpine AG	55,628	2,401,881

		5,694,565
BELGIUM — 0.46%
Ageas	68,161	2,823,662
Anheuser-Busch InBev NV	159,245	19,063,303
Groupe Bruxelles Lambert SA	46,354	3,849,774
KBC Groep NV	42,897	3,007,672
UCB SA	17,376	1,352,682

		30,097,093
BRAZIL — 0.40%
Ambev SA	900,795	5,138,723
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	597,300	1,828,014
BR Malls Participacoes SA	380,100	1,431,817
BRF SA	184,172	3,880,232
CCR SA	217,200	969,083
Cia. de Saneamento Basico do Estado de Sao Paulo	162,900	834,258
Cielo SA	147,296	1,888,239
Embraer SA	342,864	2,402,184
Hypermarcas SAb	217,200	1,289,988
Klabin SA Units	271,500	1,689,687
Natura Cosmeticos SA	162,900	1,215,811
Souza Cruz SA	108,600	773,292
TIM Participacoes SA	162,900	448,408
Ultrapar Participacoes SA	108,600	2,237,104

		26,026,840
CANADA — 3.08%
Agnico Eagle Mines Ltd.	91,767	2,041,383
Agrium Inc.	23,508	2,417,749
Alimentation Couche-Tard Inc. Class B	72,762	3,264,628
ARC Resources Ltd.	41,811	628,957
Bank of Montreal	126,842	7,115,515
Bank of Nova Scotia (The)	201,623	9,948,253
Barrick Gold Corp.	272,586	1,938,138
BCE Inc.	48,327	1,999,648
Bombardier Inc. Class B	566,349	709,596
Brookfield Asset Management Inc. Class A	263,206	9,237,854
Cameco Corp.	135,441	1,869,803

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Canadian Imperial Bank of Commerce/Canada	87,066	$6,254,805
Canadian National Railway Co.	154,212	9,671,515
Canadian Natural Resources Ltd.	215,213	5,280,448
Canadian Pacific Railway Ltd.	41,358	6,693,196
Canadian Tire Corp. Ltd. Class A	8,360	837,896
Canadian Utilities Ltd. Class A	13,773	388,962
Cenovus Energy Inc.	124,890	1,829,742
Crescent Point Energy Corp.	65,703	1,000,482
Dollarama Inc.	41,811	2,502,007
Enbridge Inc.	188,851	8,275,795
Encana Corp.	109,773	838,728
Finning International Inc.	33,123	578,975
First Quantum Minerals Ltd.	193,851	1,557,126
Fortis Inc./Canada	17,016	489,834
Franco-Nevada Corp.	64,617	2,637,429
Gildan Activewear Inc.	66,789	2,165,464
Goldcorp Inc.	205,797	2,760,412
H&R REIT	15,747	270,287
Husky Energy Inc.	103,277	1,895,734
Imperial Oil Ltd.	89,211	3,318,283
Magna International Inc. Class A	68,418	3,737,102
Manulife Financial Corp.	318,216	5,667,447
National Bank of Canada	34,032	1,196,528
Open Text Corp.	24,978	1,139,701
Pembina Pipeline Corp.	44,526	1,302,975
Potash Corp. of Saskatchewan Inc.	161,409	4,414,414
Power Corp. of Canada	162,491	3,840,730
Restaurant Brands International Inc.	48,327	2,101,804
Rogers Communications Inc. Class B	118,374	4,172,821
Royal Bank of Canada	238,990	14,009,283
Saputo Inc.	21,720	500,364
Shaw Communications Inc. Class B	252,545	5,386,928
Silver Wheaton Corp.	121,632	1,600,630
SNC-Lavalin Group Inc.	74,934	2,466,984
Sun Life Financial Inc.	115,179	3,779,539
Suncor Energy Inc.	302,556	8,567,711
TELUS Corp.	22,380	768,106
Thomson Reuters Corp.	61,453	2,501,200
Toronto-Dominion Bank (The)	306,451	12,430,469
Tourmaline Oil Corp.[a,b]	54,500	1,354,802
TransCanada Corp.	138,687	5,418,702
Valeant Pharmaceuticals International Inc.[b]	55,386	14,275,747

		201,052,631

Security	Shares	Value
CHILE — 0.14%
AES Gener SA	718,664	$385,897
Aguas Andinas SA Series A	1,287,453	683,670
Banco de Chile	5,501,072	591,054
Banco de Credito e Inversiones	12,489	551,524
Banco Santander Chile	9,801,898	495,497
Cia. Cervecerias Unidas SA	32,580	345,259
Colbun SA	1,920,048	514,398
CorpBanca SA	47,970,792	490,994
Empresa Nacional de Electricidad SA/Chile	586,983	803,381
Empresas CMPC SA	459,378	1,228,596
Empresas COPEC SA	68,418	686,996
Enersis SA	4,238,115	1,281,033
LATAM Airlines Group SAb	126,519	798,839
SACI Falabella	86,345	564,023

		9,421,161
CHINA — 2.24%
Agricultural Bank of China Ltd. Class H	3,801,000	1,716,071
Bank of China Ltd. Class H	15,747,000	8,612,577
Brilliance China Automotive Holdings Ltd.	2,172,000	2,880,198
China Construction Bank Corp. Class H	12,290,260	10,035,389
China Gas Holdings Ltd.[a]	2,172,000	3,810,379
China Life Insurance Co. Ltd. Class H	2,172,000	7,998,994
China Mengniu Dairy Co. Ltd.	543,000	2,455,033
China Merchants Bank Co. Ltd. Class H	791,788	2,047,824
China Mobile Ltd.	1,086,000	14,218,877
China Overseas Land & Investment Ltd.[a]	1,086,000	3,425,138
China Pacific Insurance Group Co. Ltd. Class H	651,600	2,731,705
China Petroleum & Chemical Corp. Class H	5,585,200	4,236,288
China Shenhua Energy Co. Ltd. Class H	1,086,000	2,067,691
China Shipping Container Lines Co. Ltd. Class Ha,b	3,801,000	1,191,444
China Telecom Corp. Ltd. Class H	2,172,000	1,215,959
China Unicom Hong Kong Ltd.	1,086,000	1,532,557

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Chongqing Changan Automobile Co. Ltd. Class B	271,500	$577,861
CNOOC Ltd.	3,801,000	4,711,842
Evergrande Real Estate Group Ltd.[a]	3,330,000	2,203,591
Fosun International Ltd.[a]	1,874,500	3,941,327
GCL-Poly Energy Holdings Ltd.[a,b]	8,688,000	1,759,499
GOME Electrical Appliances Holding Ltd.[a]	6,916,000	1,204,365
Great Wall Motor Co. Ltd. Class H	391,500	1,295,354
Guangdong Investment Ltd.	1,572,000	2,133,230
Hengan International Group Co. Ltd.[a]	271,500	3,034,645
Industrial & Commercial Bank of China Ltd. Class H	13,058,260	8,994,893
Inner Mongolia Yitai Coal Co. Ltd. Class B	1,193,474	1,230,472
Kunlun Energy Co. Ltd.[a]	1,086,000	1,035,246
Lenovo Group Ltd.[a]	2,172,000	2,356,271
PetroChina Co. Ltd. Class H	4,344,000	4,309,090
Ping An Insurance Group Co. of China Ltd. Class H	1,629,000	9,371,851
Shimao Property Holdings Ltd.	934,000	1,672,268
Sino-Ocean Land Holdings Ltd.[a]	3,529,500	2,422,112
Tencent Holdings Ltd.[a]	1,086,000	20,270,655
Want Want China Holdings Ltd.[a]	3,258,000	3,374,707

		146,075,403
COLOMBIA — 0.03%
Almacenes Exito SA	68,418	510,028
Ecopetrol SA	858,483	483,729
Grupo de Inversiones Suramericana SA	67,332	871,901

		1,865,658
CZECH REPUBLIC — 0.03%
CEZ AS	63,531	1,547,302
Komercni Banka AS	2,182	490,925

		2,038,227
DENMARK — 0.64%
Carlsberg A/S Class B	23,508	2,060,655
Danske Bank A/S	203,634	6,398,284
DSV A/S	87,966	3,024,440
Novo Nordisk A/S Class B	398,948	23,534,420
Novozymes A/S Class B	47,784	2,509,641
TDC A/S	223,716	1,697,692

Security	Shares	Value
Tryg A/S	115,116	$2,333,496

		41,558,628
EGYPT — 0.00%
Global Telecom Holding SAE GDR[b]	147,015	242,575
Talaat Moustafa Group	959	1,003

		243,578
FINLAND — 0.27%
Fortum OYJ	64,085	1,132,869
Metso OYJ	76,020	2,100,608
Nokia OYJ	621,192	4,413,064
Sampo OYJ Class A	113,487	5,642,377
UPM-Kymmene OYJ	226,431	4,202,896

		17,491,814
FRANCE — 3.44%
Accor SA	72,984	3,602,431
Air Liquide SA	53,806	7,047,510
Airbus Group SE	100,455	7,169,808
Alstom SAb	47,309	1,398,728
Arkema SA	12,923	1,013,451
AXA SA	317,112	8,408,671
BNP Paribas SA	185,094	12,128,964
Bouygues SA	71,914	2,654,962
Cap Gemini SA	71,335	6,860,802
Carrefour SA	94,621	3,267,462
Christian Dior SE	9,231	1,925,037
Cie. de Saint-Gobain	106,664	5,086,898
Cie. Generale des Etablissements Michelin Class B	47,784	4,709,240
Credit Agricole SA	275,301	4,363,267
Danone SA	100,075	6,820,933
Edenred	72,359	1,815,970
Engie	249,780	4,825,327
Essilor International SA	65,160	8,394,273
Groupe Eurotunnel SE Registered	136,836	1,978,233
Hermes International	3,801	1,488,526
Iliad SA	7,059	1,685,004
Kering	24,435	4,740,676
L’Oreal SA	42,984	8,090,072
Legrand SA	46,155	2,858,234
LVMH Moet Hennessy Louis Vuitton SE	50,555	9,534,569
Orange SA	338,682	5,588,571
Pernod Ricard SA	59,259	7,139,757
Publicis Groupe SA	29,322	2,233,409
Renault SA	58,644	5,428,344

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Safran SA	34,209	$2,602,621
Sanofi	206,883	22,393,468
Schneider Electric SE	94,621	6,647,828
SES SA	163,986	5,102,934
Societe Generale SA	127,062	6,289,225
Suez Environnement Co.	60,310	1,163,088
Technip SA	46,155	2,642,528
Total SA	325,604	16,215,446
Unibail-Rodamco SE	20,919	5,600,126
Veolia Environnement SA	67,574	1,517,447
Vinci SA	79,476	5,128,050
Vivendi SA	199,012	5,262,791
Wendel SA	9,231	1,236,613

		224,061,294
GERMANY — 3.02%
adidas AG	36,381	2,993,363
Allianz SE Registered	76,230	12,557,610
BASF SE	159,099	13,807,564
Bayer AG Registered	144,484	21,438,737
Bayerische Motoren Werke AG	81,993	8,270,866
Beiersdorf AG	22,263	1,914,161
Commerzbank AGb	203,625	2,651,332
Continental AG	15,204	3,419,262
Daimler AG Registered	172,229	15,487,480
Deutsche Bank AG Registered	230,232	8,144,988
Deutsche Boerse AG	42,354	3,866,657
Deutsche Post AG Registered	188,456	5,730,095
Deutsche Telekom AG Registered	548,430	9,967,599
E.ON SE	348,063	4,618,536
Fresenius Medical Care AG & Co. KGaA	64,074	5,261,983
Fresenius SE & Co. KGaA	61,902	4,297,097
GEA Group AG	28,779	1,225,755
HeidelbergCement AG	31,082	2,384,979
Henkel AG & Co. KGaA	23,892	2,426,684
Infineon Technologies AG	226,462	2,553,358
Kabel Deutschland Holding AGb	7,602	1,037,285
Lanxess AG	32,037	1,859,357
Linde AG	42,984	8,173,181
MAN SE	29,342	3,077,814
Merck KGaA	55,386	5,667,718
METRO AG	59,211	1,880,805
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	36,492	6,745,234

Security	Shares	Value
Osram Licht AG	51,585	$2,954,554
ProSiebenSat.1 Media SE Registered	45,069	2,317,934
SAP SE	163,573	11,794,027
Siemens AG Registered	147,954	15,928,226
ThyssenKrupp AG	107,605	2,744,516

		197,198,757
HONG KONG — 1.26%
AIA Group Ltd.[a]	2,063,400	13,441,391
Bank of East Asia Ltd. (The)	325,800	1,319,624
Cheung Kong Property Holdings Ltd.[a,b]	952,016	7,933,160
CK Hutchison Holdings Ltd.	656,016	9,740,005
CLP Holdings Ltd.	271,500	2,306,190
Country Garden Holdings Co. Ltd.[a]	3,812,866	1,495,184
Galaxy Entertainment Group Ltd.[a]	1,086,000	5,001,122
Haier Electronics Group Co. Ltd.[a]	1,629,000	3,828,590
Hang Lung Properties Ltd.[a]	1,086,000	3,102,937
Hang Seng Bank Ltd.	186,800	3,828,866
Henderson Land Development Co. Ltd.[a]	696,457	4,599,744
Hong Kong & China Gas Co. Ltd.	1,393,444	2,843,580
Hong Kong Exchanges and Clearing Ltd.[a]	137,600	3,730,960
Li & Fung Ltd.[a]	2,138,000	1,654,735
Link REIT (The)	543,000	3,193,994
New World Development Co. Ltd.	1,640,666	1,983,030
Sands China Ltd.[a]	434,400	1,922,000
Swire Pacific Ltd. Class A	543,000	6,958,844
Wharf Holdings Ltd. (The)[a]	543,200	3,447,421

		82,331,377
HUNGARY — 0.03%
OTP Bank PLC	102,341	2,111,373

		2,111,373
INDIA — 0.71%
Dr. Reddy’s Laboratories Ltd. ADR	110,399	7,104,176
ICICI Bank Ltd. ADR	621,735	6,260,871
Infosys Ltd. ADR	605,029	10,231,040
Larsen & Toubro Ltd. GDR[c]	223,173	6,148,416
Reliance Industries Ltd. GDR[d]	261,183	8,135,851
Tata Motors Ltd. ADR	128,753	3,818,814
Wipro Ltd. ADR	351,864	4,349,039

		46,048,207
INDONESIA — 0.27%
Astra International Tbk PT	4,887,000	2,402,406

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Bank Central Asia Tbk PT	4,615,500	$4,469,640
Bank Danamon Indonesia Tbk PT	1,151,110	357,395
Bank Mandiri Persero Tbk PT	1,357,957	956,167
Bank Negara Indonesia Persero Tbk PT	2,281,788	802,906
Bank Rakyat Indonesia Persero Tbk PT	2,172,000	1,605,618
Charoen Pokphand Indonesia Tbk PT	2,465,945	462,108
Indocement Tunggal Prakarsa Tbk PT	408,400	604,562
Indofood Sukses Makmur Tbk PT	1,490,400	672,071
Kalbe Farma Tbk PT	6,135,900	791,510
Perusahaan Gas Negara Persero Tbk PT	1,900,500	561,966
Semen Indonesia Persero Tbk PT	814,500	608,128
Telekomunikasi Indonesia Persero Tbk PT	6,516,000	1,416,155
Unilever Indonesia Tbk PT	271,500	802,809
United Tractors Tbk PT	563,606	841,607

		17,355,048
IRELAND — 0.52%
Bank of Ireland[b]	7,257,195	3,070,938
CRH PLC	85,794	2,551,260
Kerry Group PLC Class A	15,934	1,217,364
Medtronic PLC	251,449	19,711,087
Pentair PLC	32,336	1,966,352
Tyco International PLC	135,441	5,145,404

		33,662,405
ISRAEL — 0.25%
Israel Chemicals Ltd.	184,217	1,276,284
NICE-Systems Ltd.	40,725	2,541,289
Teva Pharmaceutical Industries Ltd.	174,303	12,251,936

		16,069,509
ITALY — 0.88%
Assicurazioni Generali SpA	125,094	2,478,108
Atlantia SpA	159,132	4,275,870
CNH Industrial NV	348,606	3,139,033
Enel SpA	913,337	4,325,005
Eni SpA	445,867	7,862,156
Finmeccanica SpA[b]	218,940	3,173,675
Intesa Sanpaolo SpA	2,295,261	8,880,791
Luxottica Group SpA	31,494	2,298,286
Mediobanca SpA	325,257	3,563,057

Security	Shares	Value
Snam SpA	875,859	$4,335,265
Telecom Italia SpA[a,b]	2,193,177	2,919,874
Telecom Italia SpA RSP	746,625	779,539
Tenaris SA	39,639	503,207
UniCredit SpA	792,428	5,283,729
Unione di Banche Italiane SpA	436,285	3,562,199

		57,379,794
JAPAN — 7.88%
Aeon Co. Ltd.	325,800	4,987,124
Aisin Seiki Co. Ltd.	108,600	4,409,040
Asahi Group Holdings Ltd.	162,900	5,465,719
ASICS Corp.	78,600	2,261,665
Astellas Pharma Inc.	543,000	8,182,582
Bandai Namco Holdings Inc.	78,600	1,743,988
Bank of Yokohama Ltd. (The)	1,086,000	6,908,957
Bridgestone Corp.	165,300	6,241,361
Canon Inc.	217,200	6,963,303
Casio Computer Co. Ltd.[a]	217,200	4,335,410
Central Japan Railway Co.	54,300	9,519,319
Chugoku Electric Power Co. Inc. (The)	108,600	1,625,998
Dai-ichi Life Insurance Co. Ltd. (The)	217,200	4,421,312
Daiichi Sankyo Co. Ltd.	217,200	4,451,114
Daikin Industries Ltd.	108,600	7,029,920
Daiwa Securities Group Inc.	543,000	4,223,650
Denso Corp.	162,900	8,086,162
East Japan Railway Co.	108,600	10,737,721
Eisai Co. Ltd.	108,600	7,095,662
FANUC Corp.	54,300	9,063,513
Fast Retailing Co. Ltd.	9,000	4,458,049
Fuji Heavy Industries Ltd.	99,900	3,697,014
FUJIFILM Holdings Corp.	162,900	6,468,272
Fujitsu Ltd.	543,000	2,851,413
Hitachi Ltd.	1,086,000	7,050,958
Honda Motor Co. Ltd.	325,800	10,464,677
Hoya Corp.	162,900	6,900,191
ITOCHU Corp.	271,500	3,333,076
Japan Tobacco Inc.	217,200	8,438,534
JFE Holdings Inc.	108,600	2,038,414
JTEKT Corp.	78,600	1,359,537
JX Holdings Inc.	619,680	2,646,375
Kao Corp.	162,900	8,271,552
KDDI Corp.	325,800	8,284,700
Keikyu Corp.	543,000	4,474,781

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Keyence Corp.	10,000	$5,044,594
Kintetsu Group Holdings Co. Ltd.	1,086,000	3,874,345
Kobe Steel Ltd.	1,086,000	1,682,973
Komatsu Ltd.	217,200	4,023,358
Kyocera Corp.	108,600	5,605,529
Kyushu Electric Power Co. Inc.[b]	217,200	3,081,945
Marubeni Corp.	543,000	3,024,093
Mazda Motor Corp.	108,600	2,134,834
Mitsubishi Chemical Holdings Corp.	814,500	5,325,033
Mitsubishi Corp.	271,500	5,871,781
Mitsubishi Electric Corp.	543,000	5,844,388
Mitsubishi Heavy Industries Ltd.	1,086,000	5,751,912
Mitsubishi UFJ Financial Group Inc.	2,280,600	16,566,770
Mitsui & Co. Ltd.	380,100	4,943,954
Mitsui Fudosan Co. Ltd.	165,000	4,699,161
Mizuho Financial Group Inc.	4,181,100	9,040,855
MS&AD Insurance Group Holdings Inc.	108,600	3,424,676
Murata Manufacturing Co. Ltd.	54,300	8,064,248
NEC Corp.	592,000	1,892,183
Nidec Corp.	54,600	4,893,926
Nippon Steel & Sumitomo Metal Corp.	1,629,346	3,854,565
Nippon Telegraph & Telephone Corp.	217,200	8,350,879
Nissan Motor Co. Ltd.	619,600	5,993,709
Nitto Denko Corp.	54,300	4,115,396
Nomura Holdings Inc.	687,600	4,891,647
NTT DOCOMO Inc.	295,320	6,232,004
Olympus Corp.	54,300	2,081,803
ORIX Corp.	403,200	6,030,345
Panasonic Corp.	434,400	5,108,526
Rakuten Inc.	162,900	2,623,729
Resona Holdings Inc.	543,000	2,989,908
SBI Holdings Inc./Japan	133,330	1,854,212
Secom Co. Ltd.	54,300	3,663,097
Seven & I Holdings Co. Ltd.	217,200	10,034,729
Seven Bank Ltd.	651,600	3,108,242
Shin-Etsu Chemical Co. Ltd.	108,600	6,501,362
SoftBank Group Corp.	162,900	9,047,297
Sony Corp.[b]	217,200	6,193,693
Sumitomo Chemical Co. Ltd.	543,000	3,102,982
Sumitomo Corp.	403,200	4,590,287

Security	Shares	Value
Sumitomo Electric Industries Ltd.	403,200	$6,018,955
Sumitomo Mitsui Financial Group Inc.	217,200	9,719,172
Sumitomo Mitsui Trust Holdings Inc.	1,086,080	5,047,539
Suzuki Motor Corp.	108,600	3,787,129
T&D Holdings Inc.	186,800	2,848,853
Takeda Pharmaceutical Co. Ltd.	162,900	8,204,496
TDK Corp.	54,300	3,808,604
Terumo Corp.	217,700	5,622,826
Tohoku Electric Power Co. Inc.	162,900	2,391,663
Tokio Marine Holdings Inc.	217,200	9,054,748
Tokyo Electron Ltd.	54,300	2,998,235
Tokyo Gas Co. Ltd.	543,000	2,934,685
Toray Industries Inc.	543,000	4,327,521
Toshiba Corp.	1,086,000	3,330,885
Toyota Motor Corp.	543,000	36,170,782
USS Co. Ltd.	217,200	3,819,999

		513,736,125
MALAYSIA — 0.34%
AirAsia Bhd	1,411,800	502,039
Alliance Financial Group Bhd	1,031,700	1,143,786
Axiata Group Bhd	111,400	185,545
Berjaya Sports Toto Bhd	110,944	96,599
Bumi Armada Bhd[b]	2,823,600	819,505
CIMB Group Holdings Bhd[a]	823,400	1,158,293
DiGi.Com Bhd	868,800	1,226,702
Gamuda Bhd[a]	229,900	289,742
Genting Bhd	109,000	231,994
Genting Plantations Bhd	217,200	590,634
Hong Leong Bank Bhd	132,900	471,900
Hong Leong Financial Group Bhd	271,500	1,125,896
IHH Healthcare Bhd	1,520,400	2,389,228
IJM Corp. Bhd[a]	217,210	386,202
IOI Corp. Bhd[a]	108,600	120,399
IOI Properties Group Bhd	386,015	192,780
Kuala Lumpur Kepong Bhd[a]	54,500	313,505
Lafarge Malaysia Bhd	325,800	805,023
Malayan Banking Bhd	193,200	464,751
Malaysia Airports Holdings Bhd	325,800	505,163
Maxis Bhd[a]	545,000	950,490
Petronas Chemicals Group Bhd	109,000	182,688
Petronas Gas Bhd	162,900	940,471
PPB Group Bhd	217,200	876,864
Public Bank Bhd	414,470	2,059,074

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
RHB Capital Bhd	162,900	$316,472
Sapurakencana Petroleum Bhd[a]	1,954,800	1,252,258
Telekom Malaysia Bhd[a]	705,900	1,208,954
Tenaga Nasional Bhd	217,200	692,859
YTL Corp. Bhd	565,133	233,471
YTL Power International Bhd	1,077,490	442,322

		22,175,609
MEXICO — 0.44%
Alfa SAB de CVa	937,900	1,874,512
America Movil SAB de CV	5,538,600	5,417,256
Cemex SAB de CV CPO[b]	3,475,882	2,978,832
Fomento Economico Mexicano SAB de CV	651,600	5,942,124
Gentera SAB de CVa	488,700	845,258
Grupo Financiero Banorte SAB de CV	488,700	2,586,715
Grupo Mexico SAB de CV Series B	705,928	1,941,401
Grupo Televisa SAB	434,400	3,048,202
Mexichem SAB de CVa	271,547	799,844
Wal-Mart de Mexico SAB de CV	1,303,200	3,183,774

		28,617,918
NETHERLANDS — 1.09%
Aegon NV	231,440	1,790,969
Akzo Nobel NV	70,820	5,102,389
ASML Holding NV	59,235	5,932,008
Fiat Chrysler Automobiles NVb	187,714	2,965,761
Gemalto NVa	16,290	1,407,265
Heineken NV	52,128	4,131,767
ING Groep NV CVA	618,514	10,585,330
Koninklijke Ahold NV	206,731	4,139,873
Koninklijke DSM NV	27,315	1,569,609
Koninklijke KPN NV	749,883	2,982,630
Koninklijke Philips NV	213,517	5,971,918
Mylan NVb	72,762	4,073,944
RELX NV	432,592	7,250,492
TNT Express NV	110,968	935,461
Unilever NV CVA	229,777	10,360,402
Wolters Kluwer NV	54,843	1,828,706

		71,028,524
NEW ZEALAND — 0.02%
Auckland International Airport Ltd.	309,799	1,113,375
Contact Energy Ltd.	71,676	235,691

		1,349,066

Security	Shares	Value
NORWAY — 0.23%
DNB ASA	169,416	$2,776,064
Orkla ASA	511,742	4,104,588
Statoil ASA	116,263	1,976,607
Telenor ASA	233,604	5,149,786
Yara International ASA	16,759	838,275

		14,845,320
PERU — 0.05%
Credicorp Ltd.	18,098	2,387,126
Southern Copper Corp.[a]	40,219	1,120,502

		3,507,628
PHILIPPINES — 0.17%
Aboitiz Equity Ventures Inc.	414,950	530,766
Aboitiz Power Corp.	1,377,000	1,315,730
Alliance Global Group Inc.	1,031,700	509,816
Ayala Land Inc.	1,466,100	1,198,910
Bank of the Philippine Islands	762,449	1,583,747
BDO Unibank Inc.	819,932	1,799,960
International Container Terminal Services Inc.	142,020	341,270
Jollibee Foods Corp.	429,840	1,785,713
Metropolitan Bank & Trust Co.	206,457	398,830
Philippine Long Distance Telephone Co.	10,910	688,450
SM Prime Holdings Inc.	2,673,825	1,254,040

		11,407,232
POLAND — 0.11%
Bank Handlowy w Warszawie SA	19,180	473,007
Bank Millennium SAb	622,424	1,019,348
Bank Pekao SA	20,091	851,470
Cyfrowy Polsat SAb	143,895	885,154
KGHM Polska Miedz SA	31,082	786,310
mBank SAb	8,688	874,526
Powszechna Kasa Oszczednosci Bank Polski SA	187,188	1,456,530
Synthos SA	876,589	1,099,456

		7,445,801
PORTUGAL — 0.08%
Banco Espirito Santo SA Registered[b]	1	—
EDP – Energias de Portugal SA	885,994	3,296,904
Jeronimo Martins SGPS SA	146,610	2,191,618

		5,488,522

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
QATAR — 0.06%
Masraf Al Rayan QSC	158,013	$1,952,786
Ooredoo QSC	35,295	781,264
Qatar National Bank SAQ	28,779	1,442,408

		4,176,458
RUSSIA — 0.35%
Lukoil PJSC ADR	89,757	3,671,061
Magnit PJSC GDR[c]	105,885	5,744,261
MMC Norilsk Nickel PJSC ADR	57,127	875,757
Mobile TeleSystems PJSC ADR	335,428	2,750,510
NOVATEK OAO GDR[c]	45,642	4,552,789
Surgutneftegas OAO ADR	242,956	1,343,547
Tatneft OAO ADR	128,588	3,784,345

		22,722,270
SINGAPORE — 0.44%
Ascendas REIT[a]	1,683,300	2,977,115
CapitaLand Ltd.[a]	2,172,000	5,111,335
CapitaLand Mall Trust	1,629,000	2,381,057
Genting Singapore PLC	1,629,000	1,047,665
Global Logistic Properties Ltd.[a]	814,500	1,369,108
Hutchison Port Holdings Trust[a]	1,629,000	977,400
Keppel Corp. Ltd.[a]	493,100	2,702,806
Noble Group Ltd.[a]	2,660,700	884,761
Oversea-Chinese Banking Corp. Ltd.	543,000	4,083,512
Singapore Press Holdings Ltd.[a]	236,000	720,953
Singapore Telecommunications Ltd.[a]	2,118,700	6,333,029

		28,588,741
SOUTH AFRICA — 0.71%
African Rainbow Minerals Ltd.	62,988	348,014
Barclays Africa Group Ltd.	7,278	107,402
Barloworld Ltd.	62,457	445,520
FirstRand Ltd.	1,421,574	6,167,628
Growthpoint Properties Ltd.	663,003	1,456,641
MMI Holdings Ltd./South Africa	274,769	641,353
Mr. Price Group Ltd.	97,197	1,942,862
MTN Group Ltd.	292,143	4,885,644
Naspers Ltd. Class N	89,052	12,492,830
Redefine Properties Ltd.	642,614	585,723
Sanlam Ltd.	1,012,861	5,364,141
Sappi Ltd.[b]	280,188	922,486
Sasol Ltd.	108,687	3,779,968
Standard Bank Group Ltd.	455,605	5,498,893

Security	Shares	Value
Woolworths Holdings Ltd./South Africa	213,942	$1,683,965

		46,323,070
SOUTH KOREA — 1.39%
AmorePacific Corp.	9,231	3,242,269
AmorePacific Group	13,575	2,256,409
BNK Financial Group Inc.	33,123	389,216
Celltrion Inc.[a,b]	20,647	1,374,526
CJ CheilJedang Corp.	3,801	1,335,052
Coway Co. Ltd.	19,858	1,659,712
Daelim Industrial Co. Ltd.	4,126	262,338
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	85,794	508,832
DGB Financial Group Inc.	26,923	257,691
Doosan Heavy Industries & Construction Co. Ltd.	37,467	643,581
GS Engineering & Construction Corp.[a,b]	46,155	1,029,480
Hana Financial Group Inc.	42,104	1,048,867
Hankook Tire Co. Ltd.	12,489	433,323
Hanwha Corp.	60,273	2,446,667
Hyundai Department Store Co. Ltd.	2,212	278,827
Hyundai Development Co. Engineering & Construction	9,231	552,211
Hyundai Engineering & Construction Co. Ltd.	14,572	428,387
Hyundai Glovis Co. Ltd.	2,626	437,611
Hyundai Heavy Industries Co. Ltd.[a,b]	16,290	1,350,365
Hyundai Marine & Fire Insurance Co. Ltd.	7,377	199,847
Hyundai Merchant Marine Co. Ltd.[a,b]	117,233	627,166
Hyundai Mobis Co. Ltd.	9,774	1,783,318
Hyundai Motor Co.	25,985	3,308,777
Hyundai Steel Co.	8,145	406,502
Hyundai Wia Corp.	3,258	297,916
KB Financial Group Inc.	61,620	1,937,885
KCC Corp.	3,258	1,362,894
Kia Motors Corp.	37,467	1,405,633
Korea Aerospace Industries Ltd.	40,725	3,393,315
Korea Electric Power Corp.	42,897	1,865,964
Korea Zinc Co. Ltd.	2,172	913,237
KT Corp.[b]	48,870	1,277,975
KT&G Corp.	17,919	1,684,476
LG Chem Ltd.	7,602	1,624,151
LG Corp.	13,486	668,451

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
LG Display Co. Ltd.	40,300	$761,125
LG Electronics Inc.	19,548	678,245
LG Household & Health Care Ltd.	2,172	1,590,740
Lotte Chemical Corp.	8,688	1,934,131
Lotte Confectionery Co. Ltd.	454	755,406
Lotte Shopping Co. Ltd.	2,172	467,755
NAVER Corp.	4,887	2,184,251
NCsoft Corp.	2,182	409,306
OCI Co. Ltd.[a]	21,720	1,800,487
Orion Corp./Republic of Korea	1,086	1,071,011
POSCO	10,807	1,814,789
S-1 Corp.	3,258	234,713
Samsung C&T Corp.[a]	20,634	998,064
Samsung Electronics Co. Ltd.	19,005	19,246,186
Samsung Fire & Marine Insurance Co. Ltd.	5,973	1,429,253
Samsung Heavy Industries Co. Ltd.[a]	23,985	282,864
Samsung SDI Co. Ltd.	8,805	645,617
Samsung Securities Co. Ltd.	9,231	414,947
Shinhan Financial Group Co. Ltd.	62,326	2,237,057
SK Holdings Co. Ltd.	4,838	855,844
SK Hynix Inc.	106,654	3,381,501
SK Innovation Co. Ltd.[b]	26,064	2,216,270
SK Telecom Co. Ltd.	7,702	1,642,224
Woori Bank	73,108	596,035

		90,340,692
SPAIN — 1.21%
ACS Actividades de Construccion y Servicios SA	94,355	3,184,781
Amadeus IT Holding SA Class A	79,278	3,478,212
Banco Bilbao Vizcaya Argentaria SA	978,047	9,956,607
Banco de Sabadell SA	1,456,721	3,338,017
Banco Popular Espanol SA	704,722	3,253,821
Banco Santander SA	1,974,708	13,710,159
Bankia SA	1,332,522	1,771,101
Distribuidora Internacional de Alimentacion SA	163,443	1,029,126
Ferrovial SA	99,445	2,432,562
Grifols SA	54,487	2,419,437
Iberdrola SA	886,780	6,293,973
Industria de Diseno Textil SA	271,500	9,351,467
International Consolidated Airlines Group SAb	334,488	2,798,302

Security	Shares	Value
Red Electrica Corp. SA	12,804	$1,029,441
Repsol SA	277,334	4,688,112
Telefonica SA	653,596	10,066,433

		78,801,551
SWEDEN — 1.03%
Atlas Copco AB Class A	322,277	8,861,734
Boliden AB	120,546	2,239,310
Hennes & Mauritz AB Class B	200,065	8,006,893
Hexagon AB Class B	33,019	1,073,886
Investor AB Class B	80,047	3,107,452
Lundin Petroleum ABa,b	70,590	1,029,784
Millicom International Cellular SA SDR	7,352	540,979
Nordea Bank AB	598,930	7,508,102
Sandvik AB	334,488	3,401,282
Skandinaviska Enskilda Banken AB Class A	265,371	3,218,344
SKF AB Class B	69,340	1,364,903
Svenska Handelsbanken AB Class A	575,106	8,852,531
Swedbank AB Class A	158,013	3,725,800
Telefonaktiebolaget LM Ericsson Class B	631,085	6,792,586
TeliaSonera AB	412,062	2,520,308
Volvo AB Class B	398,308	4,742,315

		66,986,209
SWITZERLAND — 3.37%
ABB Ltd. Registered	395,424	8,076,343
Actelion Ltd. Registered	31,494	4,682,648
Adecco SA Registered	26,607	2,232,707
Aryzta AG	16,290	831,704
Barry Callebaut AG Registered	1,629	1,832,222
Cie. Financiere Richemont SA Class A Registered	102,242	8,872,108
Credit Suisse Group AG Registered	237,834	7,047,666
Geberit AG Registered	6,516	2,267,820
Givaudan SA Registered	2,715	5,084,799
Julius Baer Group Ltd.	72,762	4,046,539
Kuehne + Nagel International AG Registered	4,344	602,944
LafargeHolcim Ltd.[b]	34,849	2,427,995
LafargeHolcim Ltd. Registered	39,639	2,775,679
Lonza Group AG Registered	23,892	3,482,748
Nestle SA Registered	559,870	42,641,228
Novartis AG Registered	371,412	38,799,048

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Roche Holding AG	122,337	$35,526,227
Schindler Holding AG Participation Certificates	3,801	615,769
Schindler Holding AG Registered	4,344	709,612
SGS SA Registered	1,086	2,084,767
Sonova Holding AG Registered	4,887	699,668
Sulzer AG Registered	7,059	728,595
Swatch Group AG (The) Bearer	6,516	2,821,046
Swiss Prime Site AG Registered	14,592	1,169,060
Swiss Re AG	74,475	6,741,572
Swisscom AG Registered	3,801	2,222,622
Syngenta AG Registered	18,162	7,521,045
UBS Group AG	585,829	13,562,267
Weatherford International PLC[b]	238,920	2,551,666
Zurich Insurance Group AG	23,918	7,323,970

		219,982,084
TAIWAN — 1.23%
Advanced Semiconductor Engineering Inc.	3,258,524	3,767,199
Chang Hwa Commercial Bank Ltd.	2,350,726	1,314,170
China Airlines Ltd.[b]	3,801,000	1,691,527
China Development Financial Holding Corp.	2,212,000	728,657
China Steel Corp.	1,670,305	1,195,664
Chunghwa Telecom Co. Ltd.	1,629,140	5,056,957
CTBC Financial Holding Co. Ltd.	1,401,466	1,016,536
E.Sun Financial Holding Co. Ltd.	2,383,835	1,449,714
EVA Airways Corp.[b]	2,726,581	1,969,056
Far EasTone Telecommunications Co. Ltd.	543,000	1,271,010
First Financial Holding Co. Ltd.	1,427,675	768,746
Formosa Plastics Corp.	561,160	1,244,198
Formosa Taffeta Co. Ltd.	543,000	512,532
Hon Hai Precision Industry Co. Ltd.	2,433,801	6,991,931
Hua Nan Financial Holdings Co. Ltd.	2,374,921	1,350,263
MediaTek Inc.	543,000	5,710,087
Mega Financial Holding Co. Ltd.	1,161,287	993,135
Nan Ya Plastics Corp.	548,830	1,121,250
Phison Electronics Corp.	543,000	3,912,785
Siliconware Precision Industries Co. Ltd.	2,746,805	3,110,346
SinoPac Financial Holdings Co. Ltd.	2,197,723	936,268

Security	Shares	Value
Taishin Financial Holding Co. Ltd.	2,735,043	$1,082,877
Taiwan Business Bank[b]	7,070,505	2,060,360
Taiwan Cooperative Financial Holding Co. Ltd.	3,667,097	1,841,011
Taiwan Mobile Co. Ltd.	543,000	1,797,301
Taiwan Semiconductor Manufacturing Co. Ltd.	4,887,000	21,593,415
U-Ming Marine Transport Corp.	296,000	379,709
Uni-President Enterprises Corp.	1,240,962	2,185,436
United Microelectronics Corp.	5,973,000	2,128,383
Yang Ming Marine Transport Corp.[b]	3,258,000	1,119,658

		80,300,181
THAILAND — 0.21%
Bangkok Bank PCL NVDR[a]	715,480	3,369,831
Bangkok Dusit Medical Services PCL NVDR	2,660,700	1,517,380
BEC World PCL NVDR[a]	977,400	998,337
Central Pattana PCL NVDR	1,328,700	1,781,276
Charoen Pokphand Foods PCL NVDR[a]	2,063,400	1,223,580
Glow Energy PCL NVDR	619,600	1,568,997
Indorama Ventures PCL NVDR	2,226,333	1,673,935
Kasikornbank PCL NVDR[a]	271,523	1,371,289

		13,504,625
TURKEY — 0.16%
Akbank TAS	281,274	755,440
Anadolu Efes Biracilik ve Malt Sanayii AS	74,066	583,102
Arcelik AS	107,605	568,658
BIM Birlesik Magazalar AS	44,852	763,038
Coca-Cola Icecek AS	45,145	650,368
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	990,975	932,615
TAV Havalimanlari Holding AS	112,215	857,037
Turk Hava Yollari AOb	418,197	1,366,894
Turkiye Garanti Bankasi AS	515,850	1,531,100
Turkiye Halk Bankasi AS	112,944	494,669
Turkiye Is Bankasi Class C	208,512	407,559
Turkiye Sise ve Cam Fabrikalari AS	796,831	902,769
Turkiye Vakiflar Bankasi Tao Class D	491,958	744,339

		10,557,588

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
UNITED ARAB EMIRATES — 0.07%
Aldar Properties PJSC	1,754,976	$1,285,364
DP World Ltd.	58,903	1,340,043
Emaar Properties PJSC	878,031	1,888,599

		4,514,006
UNITED KINGDOM — 7.05%
3i Group PLC	531,183	4,588,025
Aggreko PLC	39,221	734,453
Amec Foster Wheeler PLC	35,838	458,587
Anglo American PLC	187,540	2,374,028
Antofagasta PLC	19,180	169,705
ARM Holdings PLC	235,119	3,694,717
AstraZeneca PLC	229,789	15,490,910
Aviva PLC	502,917	4,080,972
BAE Systems PLC	673,370	5,045,914
Barclays PLC	2,601,826	11,731,806
BG Group PLC	527,430	8,991,874
BHP Billiton PLC	370,439	6,835,681
BP PLC	3,103,788	19,153,475
British American Tobacco PLC	313,854	18,616,133
British Land Co. PLC (The)	458,851	6,021,873
BT Group PLC	1,400,412	10,149,829
Burberry Group PLC	59,730	1,499,728
Capita PLC	62,445	1,270,689
Carnival PLC	69,893	3,874,098
Centrica PLC	1,277,136	5,311,269
Compass Group PLC	562,548	8,998,029
Diageo PLC	368,262	10,283,775
Experian PLC	419,739	7,866,586
Fresnillo PLC	125,433	1,266,427
GlaxoSmithKline PLC	839,015	18,277,596
Glencore PLC	1,501,947	4,875,082
HSBC Holdings PLC	3,164,032	28,622,536
Imperial Tobacco Group PLC	163,573	8,589,356
Inmarsat PLC	74,391	1,030,854
Intertek Group PLC	10,317	393,959
J Sainsbury PLC[a]	588,096	2,431,051
Johnson Matthey PLC	103,713	4,717,758
Kingfisher PLC	225,888	1,271,462
Land Securities Group PLC	300,421	6,085,117
Legal & General Group PLC	1,924,664	7,829,966
Lloyds Banking Group PLC	7,852,226	10,194,832
Marks & Spencer Group PLC	590,260	5,010,790
National Grid PLC	666,811	8,877,009
Next PLC	17,919	2,234,213

Security	Shares	Value
Old Mutual PLC	1,734,032	$5,739,337
Pearson PLC	259,790	4,876,991
Petrofac Ltd.	54,843	753,126
Prudential PLC	468,293	11,016,380
Randgold Resources Ltd.	43,983	2,650,703
Reckitt Benckiser Group PLC	98,949	9,494,669
RELX PLC	446,949	7,797,650
Rio Tinto PLC	227,627	8,832,348
Rolls-Royce Holdings PLC	469,354	5,815,472
Royal Bank of Scotland Group PLC[b]	332,062	1,773,222
Royal Dutch Shell PLC Class A	564,177	16,199,333
Royal Dutch Shell PLC Class B	405,301	11,767,150
SABMiller PLC	189,224	9,934,836
Severn Trent PLC	22,806	784,377
Shire PLC	137,922	12,224,914
Sky PLC	221,050	3,932,415
Smith & Nephew PLC	291,736	5,412,972
SSE PLC	225,958	5,342,005
Standard Chartered PLC	380,975	5,827,404
Standard Life PLC	832,688	5,904,520
Tate & Lyle PLC	34,209	290,938
Tesco PLC	1,315,175	4,426,879
Unilever PLC	241,178	10,940,739
United Utilities Group PLC	16,833	234,310
Vedanta Ltd. ADR	234,576	1,888,337
Vodafone Group PLC	4,692,956	17,711,548
Weir Group PLC (The)	55,386	1,328,427
Wm Morrison Supermarkets PLC	747,168	2,127,870
Wolseley PLC	93,637	6,218,893
WPP PLC	400,426	9,185,516

		459,383,445
UNITED STATES — 51.40%
3M Co.	121,671	18,413,689
Abbott Laboratories	248,752	12,609,239
AbbVie Inc.	259,011	18,133,360
Accenture PLC Class A	131,406	13,549,273
ACE Ltd.	88,519	9,628,212
Activision Blizzard Inc.	53,214	1,372,389
Adobe Systems Inc.[b]	123,804	10,150,690
ADT Corp. (The)[a]	67,612	2,334,642
Advance Auto Parts Inc.	15,747	2,743,285
AES Corp./VA	288,490	3,692,672
Aetna Inc.	60,230	6,804,183
Aflac Inc.	87,050	5,575,552

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
AGCO Corp.	27,329	$1,503,368
Agilent Technologies Inc.	32,580	1,334,151
Air Products & Chemicals Inc.	58,129	8,283,964
Akamai Technologies Inc.[b]	40,820	3,131,302
Alcoa Inc.	178,721	1,763,976
Alexion Pharmaceuticals Inc.[b]	37,467	7,397,484
Alleghany Corp.[b]	1,379	670,373
Allergan PLC[b]	62,246	20,612,763
Alliant Energy Corp.	17,376	1,068,798
Allstate Corp. (The)	118,425	8,165,404
Altera Corp.	35,838	1,779,715
Altria Group Inc.	347,520	18,898,138
Amazon.com Inc.[b]	67,332	36,100,052
Ameren Corp.	33,009	1,356,010
American Electric Power Co. Inc.	128,163	7,250,181
American Express Co.	162,491	12,359,065
American International Group Inc.	246,752	15,821,738
American Tower Corp.	111,858	10,638,814
American Water Works Co. Inc.	20,634	1,071,111
Ameriprise Financial Inc.	38,010	4,776,717
AmerisourceBergen Corp.	22,263	2,354,312
AMETEK Inc.	17,919	950,603
Amgen Inc.	137,922	24,355,646
Amphenol Corp. Class A	33,666	1,899,099
Anadarko Petroleum Corp.	93,539	6,954,625
Annaly Capital Management Inc.	223,173	2,220,571
Anthem Inc.	58,733	9,060,740
Apache Corp.	63,539	2,913,899
Apple Inc.	1,014,794	123,094,512
Applied Materials Inc.	305,802	5,308,723
Archer-Daniels-Midland Co.	123,835	5,872,256
AT&T Inc.	1,053,186	36,587,665
Autodesk Inc.[b]	28,779	1,455,642
Automatic Data Processing Inc.	133,578	10,655,517
AutoZone Inc.[b]	3,025	2,120,343
Avago Technologies Ltd.	51,585	6,455,347
AvalonBay Communities Inc.	15,747	2,713,838
Baker Hughes Inc.	79,476	4,621,529
Bank of America Corp.	1,702,893	30,447,727
Bank of New York Mellon Corp. (The)	187,374	8,132,032
Baxalta Inc.[b]	95,095	3,121,969
Baxter International Inc.	95,095	3,811,408
BB&T Corp.	165,737	6,674,229
Becton Dickinson and Co.	48,569	7,389,773

Security	Shares	Value
Bed Bath & Beyond Inc.[b]	60,273	$3,931,608
Berkshire Hathaway Inc. Class Bb	199,824	28,522,878
Best Buy Co. Inc.	69,504	2,244,284
Biogen Inc.[b]	45,069	14,367,096
BlackRock Inc.[e]	15,934	5,358,923
Boeing Co. (The)	124,367	17,929,990
BorgWarner Inc.	8,160	405,634
Boston Properties Inc.	34,432	4,244,777
Boston Scientific Corp.[b]	356,360	6,179,282
Bristol-Myers Squibb Co.	303,158	19,899,291
Broadcom Corp. Class A	54,843	2,775,604
Brown-Forman Corp. Class B	7,059	765,266
Bunge Ltd.	8,360	667,546
CA Inc.	157,470	4,587,888
Cablevision Systems Corp. Class A	55,929	1,578,316
Cabot Oil & Gas Corp.	83,622	2,187,552
Calpine Corp.[b]	60,273	1,102,996
Cameron International Corp.[b]	33,666	1,698,786
Capital One Financial Corp.	93,539	7,604,721
Cardinal Health Inc.	85,410	7,258,142
CarMax Inc.[b]	32,580	2,101,736
Carnival Corp.	101,943	5,432,542
Caterpillar Inc.	95,703	7,525,127
CBRE Group Inc. Class Ab	51,585	1,958,682
CBS Corp. Class B NVS	166,731	8,915,107
Celanese Corp. Series A	16,833	1,109,631
Celgene Corp.[b]	159,642	20,953,012
CenturyLink Inc.	106,106	3,034,632
Cerner Corp.[b]	32,037	2,297,694
CF Industries Holdings Inc.	39,096	2,314,483
CH Robinson Worldwide Inc.	58,101	4,075,785
Charles Schwab Corp. (The)	272,263	9,496,533
Cheniere Energy Inc.[b]	48,870	3,370,564
Chesapeake Energy Corp.[a]	130,057	1,126,294
Chevron Corp.	295,772	26,169,907
Chipotle Mexican Grill Inc.[b]	5,430	4,030,309
Chubb Corp. (The)	39,126	4,864,536
Church & Dwight Co. Inc.	34,328	2,963,536
Cigna Corp.	65,703	9,465,174
Cisco Systems Inc.	897,210	25,498,708
CIT Group Inc.	30,807	1,449,161
Citigroup Inc.	505,081	29,527,035
Citrix Systems Inc.[b]	30,951	2,340,205
Clorox Co. (The)	24,590	2,752,605
CME Group Inc./IL	53,337	5,122,485

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
CMS Energy Corp.	23,065	$790,207
Coach Inc.	66,246	2,066,875
Cobalt International Energy Inc.[b]	169,416	1,306,197
Coca-Cola Co. (The)	646,200	26,545,896
Coca-Cola Enterprises Inc.	21,344	1,090,252
Cognizant Technology Solutions Corp. Class Ab	152,380	9,615,178
Colgate-Palmolive Co.	172,694	11,746,646
Columbia Pipeline Group Inc.	47,241	1,378,492
Comcast Corp. Class A	387,627	24,191,801
Comcast Corp. Class A Special NVS	78,192	4,874,489
Comerica Inc.	51,042	2,420,922
Communications Sales & Leasing Inc.[b]	49,413	1,030,261
ConAgra Foods Inc.	167,274	7,370,092
Concho Resources Inc.[b]	24,978	2,661,656
ConocoPhillips	189,837	9,556,395
CONSOL Energy Inc.	105,342	1,740,250
Consolidated Edison Inc.	41,902	2,664,548
Constellation Brands Inc. Class A	27,693	3,323,714
Core Laboratories NV	10,860	1,190,582
Corning Inc.	298,228	5,570,899
Costco Wholesale Corp.	83,804	12,176,721
CR Bard Inc.	34,209	6,727,200
Crown Castle International Corp.	41,811	3,424,739
CSX Corp.	261,403	8,176,686
Cummins Inc.	31,082	4,026,051
CVS Health Corp.	178,010	20,020,785
Danaher Corp.	141,933	12,995,385
Deere & Co.	66,492	6,288,148
Delphi Automotive PLC	49,413	3,858,167
Delta Air Lines Inc.	98,949	4,387,399
Devon Energy Corp.	78,394	3,874,231
Discover Financial Services	52,671	2,939,568
Dollar General Corp.	35,295	2,836,659
Dollar Tree Inc.[b]	37,467	2,923,550
Dominion Resources Inc./VA	128,148	9,188,212
Dover Corp.	75,659	4,847,472
Dow Chemical Co. (The)	173,311	8,156,016
DR Horton Inc.	101,541	3,014,752
Dr. Pepper Snapple Group Inc.	70,820	5,681,180
DTE Energy Co.	12,489	1,004,865
Duke Energy Corp.	140,094	10,397,777
Duke Realty Corp.	56,472	1,139,040
Eaton Corp. PLC	121,632	7,368,467

Security	Shares	Value
eBay Inc.[b]	203,311	$5,717,105
Ecolab Inc.	54,300	6,288,483
Edgewell Personal Care Co.	8,688	831,528
Edison International	103,277	6,197,653
Edwards Lifesciences Corp.[b]	15,747	2,396,064
EI du Pont de Nemours & Co.	149,507	8,336,510
Electronic Arts Inc.[b]	108,057	7,731,478
Eli Lilly & Co.	173,311	14,646,513
EMC Corp./MA	381,729	10,264,693
Emerson Electric Co.	102,195	5,288,591
Ensco PLC Class A	58,644	972,318
Entergy Corp.	49,473	3,513,572
EOG Resources Inc.	109,766	8,472,838
EQT Corp.	26,064	2,003,018
Equinix Inc.	11,640	3,246,512
Equity Residential	58,644	4,387,158
Estee Lauder Companies Inc. (The) Class A	26,607	2,370,950
Eversource Energy	37,473	1,863,158
Exelon Corp.	158,013	5,070,637
Expedia Inc.	19,548	2,373,909
Expeditors International of Washington Inc.	92,853	4,352,020
Express Scripts Holding Co.[b]	146,610	13,205,163
Exxon Mobil Corp.	686,782	54,400,002
F5 Networks Inc.[b]	19,180	2,572,805
Facebook Inc. Class Ab	336,660	31,649,407
Fastenal Co.	30,951	1,295,609
Federal Realty Investment Trust	10,317	1,411,262
FedEx Corp.	61,375	10,520,902
Fifth Third Bancorp	200,065	4,215,370
First Republic Bank/CA	48,870	3,117,417
FirstEnergy Corp.	92,853	3,153,288
Fluor Corp.	62,675	2,930,056
FMC Technologies Inc.[b]	35,295	1,156,264
FNF Group	47,784	1,867,877
Ford Motor Co.	546,983	8,111,758
Franklin Resources Inc.	148,419	6,760,485
Freeport-McMoRan Inc.	235,662	2,769,028
Frontier Communications Corp.	162,491	766,958
Gap Inc. (The)	103,713	3,783,450
General Dynamics Corp.	59,291	8,840,881
General Electric Co.	1,667,137	43,512,276
General Growth Properties Inc.	64,183	1,741,927
General Mills Inc.	123,804	7,206,631

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
General Motors Co.	174,154	$5,487,593
Gilead Sciences Inc.	262,812	30,975,022
Goldman Sachs Group Inc. (The)	87,648	17,973,975
Google Inc. Class Ab	47,784	31,417,980
Google Inc. Class Cb	47,913	29,974,852
Halliburton Co.	175,475	7,333,100
Harley-Davidson Inc.	31,082	1,812,081
Harris Corp.	11,614	963,265
Hartford Financial Services Group Inc. (The)	73,373	3,488,886
HCA Holdings Inc.[b]	47,094	4,380,213
HCP Inc.	67,332	2,601,708
Helmerich & Payne Inc.	16,290	940,585
Hershey Co. (The)	18,149	1,685,861
Hertz Global Holdings Inc.[b]	83,622	1,420,738
Hess Corp.	59,211	3,494,041
Hewlett-Packard Co.	344,458	10,512,858
HollyFrontier Corp.	42,354	2,044,004
Home Depot Inc. (The)	249,780	29,231,753
Honeywell International Inc.	113,015	11,872,226
Hormel Foods Corp.	21,720	1,286,041
Hospira Inc.[b]	32,580	2,914,281
Host Hotels & Resorts Inc.	83,079	1,610,071
Hudson City Bancorp Inc.	106,971	1,102,871
Humana Inc.	25,128	4,575,558
Illinois Tool Works Inc.	110,851	9,917,839
Illumina Inc.[b]	26,064	5,715,835
Ingersoll-Rand PLC	98,921	6,073,749
Intel Corp.	831,700	24,077,715
International Business Machines Corp.	157,660	25,539,343
International Paper Co.	147,343	7,053,309
Intuit Inc.	95,568	10,108,227
Intuitive Surgical Inc.[b]	5,973	3,184,624
Jacobs Engineering Group Inc.[b]	69,738	2,937,365
JM Smucker Co. (The)	18,098	2,021,366
Johnson & Johnson	460,864	46,183,181
Johnson Controls Inc.	153,669	7,001,160
JPMorgan Chase & Co.	655,401	44,914,631
Juniper Networks Inc.	123,835	3,519,391
Kansas City Southern	17,083	1,694,463
Kellogg Co.	78,735	5,209,895
Keurig Green Mountain Inc.	23,892	1,792,856
KeyCorp	114,866	1,704,611
Kimberly-Clark Corp.	72,932	8,384,992

Security	Shares	Value
Kimco Realty Corp.	39,639	$979,480
Kinder Morgan Inc./DE	312,225	10,815,474
KLA-Tencor Corp.	15,204	806,572
Kohl’s Corp.	55,929	3,429,566
Kraft Heinz Co. (The)	85,372	6,784,513
Kroger Co. (The)	268,242	10,525,816
L Brands Inc.	30,408	2,454,534
L-3 Communications Holdings Inc.	48,960	5,652,922
Laboratory Corp. of America Holdings[b]	37,467	4,769,174
Las Vegas Sands Corp.	59,211	3,318,184
Legg Mason Inc.	77,312	3,814,574
Level 3 Communications Inc.[b]	41,811	2,111,455
Liberty Global PLC Series Ab	61,902	3,247,379
Liberty Global PLC Series C NVS[b]	64,074	3,148,596
Liberty Interactive Corp. QVC Group Series Ab	70,820	2,057,321
Lincoln National Corp.	70,820	3,988,582
LinkedIn Corp. Class Ab	20,634	4,194,067
LKQ Corp.[b]	61,902	1,947,437
Lockheed Martin Corp.	58,678	12,152,214
Lowe’s Companies Inc.	217,200	15,064,992
LyondellBasell Industries NV Class A	63,531	5,961,114
M&T Bank Corp.	7,352	964,215
Macerich Co. (The)	32,037	2,536,049
Macy’s Inc.	115,659	7,987,411
Marathon Oil Corp.	143,015	3,004,745
Marathon Petroleum Corp.	117,504	6,423,944
Marriott International Inc./MD Class A	40,787	2,961,544
Marsh & McLennan Companies Inc.	102,084	5,914,747
Marvell Technology Group Ltd.	57,558	716,022
Masco Corp.	68,418	1,805,551
MasterCard Inc. Class A	146,449	14,264,133
Mattel Inc.	77,649	1,802,233
McCormick & Co. Inc./MD	20,381	1,671,446
McDonald’s Corp.	170,522	17,028,327
McGraw Hill Financial Inc.	74,936	7,624,738
McKesson Corp.	49,956	11,018,795
MDU Resources Group Inc.	32,580	635,636
Mead Johnson Nutrition Co.	55,386	4,895,569
Merck & Co. Inc.	502,305	29,615,903
MetLife Inc.	118,425	6,601,009
MGM Resorts International[b]	93,012	1,824,895

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Michael Kors Holdings Ltd.[b]	39,639	$1,664,442
Micron Technology Inc.[b]	189,507	3,507,775
Microsoft Corp.	1,344,718	62,798,331
Mondelez International Inc. Class A	256,334	11,568,353
Monsanto Co.	88,132	8,979,769
Monster Beverage Corp.[b]	27,150	4,168,882
Moody’s Corp.	63,531	7,015,728
Morgan Stanley	213,942	8,309,507
Mosaic Co. (The)	38,716	1,662,465
Motorola Solutions Inc.	82,119	4,940,279
Murphy Oil Corp.	58,129	1,906,050
Nabors Industries Ltd.	201,996	2,345,174
National Oilwell Varco Inc.	90,293	3,804,044
Navient Corp.	166,701	2,617,206
NetApp Inc.	60,692	1,890,556
Netflix Inc.[b]	76,020	8,689,846
New York Community Bancorp Inc.	31,787	604,907
Newell Rubbermaid Inc.	33,666	1,457,064
News Corp. Class Ab	71,465	1,052,679
NextEra Energy Inc.	82,722	8,702,354
NIKE Inc. Class B	155,298	17,893,436
Noble Energy Inc.	109,766	3,867,056
Nordstrom Inc.	14,263	1,088,410
Norfolk Southern Corp.	69,181	5,834,034
Northern Trust Corp.	74,461	5,695,522
Northrop Grumman Corp.	66,492	11,503,781
NRG Energy Inc.	134,708	3,024,195
Nuance Communications Inc.[b]	65,703	1,191,195
Nucor Corp.	87,050	3,842,387
NVIDIA Corp.	151,671	3,025,836
O’Reilly Automotive Inc.[b]	16,290	3,914,650
Occidental Petroleum Corp.	134,564	9,446,393
OGE Energy Corp.	47,784	1,422,052
Omnicom Group Inc.	45,069	3,293,643
ONEOK Inc.	30,580	1,155,618
Oracle Corp.	620,106	24,767,034
PACCAR Inc.	117,831	7,640,162
Parker-Hannifin Corp.	58,101	6,550,888
Paychex Inc.	156,384	7,256,218
PayPal Holdings Inc.[b]	203,311	7,868,136
People’s United Financial Inc.	61,418	999,271
PepsiCo Inc.	246,542	23,754,322
Perrigo Co. PLC	28,236	5,426,959

Security	Shares	Value
Pfizer Inc.	1,059,976	$38,222,735
PG&E Corp.	116,412	6,112,794
Philip Morris International Inc.	265,657	22,721,643
Phillips 66	116,261	9,242,749
Pinnacle West Capital Corp.	14,118	871,222
Pioneer Natural Resources Co.	25,521	3,235,297
Plum Creek Timber Co. Inc.	24,978	1,024,098
PNC Financial Services Group Inc. (The)[e]	106,548	10,460,883
PPG Industries Inc.	46,698	5,061,129
PPL Corp.	111,933	3,560,589
Praxair Inc.	65,703	7,499,340
Precision Castparts Corp.	36,924	7,197,226
Priceline Group Inc. (The)[b]	7,821	9,725,961
Principal Financial Group Inc.	95,703	5,312,474
Procter & Gamble Co. (The)	414,296	31,776,503
Progressive Corp. (The)	97,744	2,981,192
Prologis Inc.	62,445	2,535,891
Prudential Financial Inc.	74,066	6,544,472
Public Service Enterprise Group Inc.	115,179	4,799,509
Public Storage	25,521	5,236,399
PulteGroup Inc.	93,396	1,935,165
QUALCOMM Inc.	297,654	19,165,941
Quest Diagnostics Inc.	51,625	3,810,441
Rackspace Hosting Inc.[b]	40,182	1,367,393
Ralph Lauren Corp.	5,973	751,941
Range Resources Corp.	44,526	1,751,653
Raytheon Co.	83,804	9,142,178
Realty Income Corp.	49,413	2,386,154
Red Hat Inc.[b]	26,533	2,098,230
Regeneron Pharmaceuticals Inc.[b]	15,747	8,718,484
Regions Financial Corp.	174,050	1,808,379
Republic Services Inc.	15,934	677,673
Reynolds American Inc.	121,930	10,460,375
Rockwell Automation Inc.	12,489	1,458,465
Ross Stores Inc.	55,929	2,973,186
Royal Caribbean Cruises Ltd.	33,123	2,976,102
salesforce.com inc.[b]	92,583	6,786,334
SanDisk Corp.	59,211	3,569,831
SBA Communications Corp. Class Ab	32,164	3,882,838
SCANA Corp.	25,377	1,390,660
Schlumberger Ltd.	238,194	19,727,227
Seagate Technology PLC	72,219	3,654,281

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
Sempra Energy	40,379	$4,109,775
Simon Property Group Inc.	66,249	12,403,138
Sirius XM Holdings Inc.[b]	368,154	1,457,890
Skyworks Solutions Inc.	59,187	5,662,420
SL Green Realty Corp.	15,747	1,813,110
Southern Co. (The)	153,835	6,881,040
Southwest Airlines Co.	35,295	1,277,679
Southwestern Energy Co.[a,b]	95,025	1,767,465
Spectra Energy Corp.	198,738	6,013,812
Sprint Corp.[a,b]	398,562	1,343,154
St. Jude Medical Inc.	67,875	5,010,532
Starbucks Corp.	334,488	19,376,890
Starwood Hotels & Resorts Worldwide Inc.	67,574	5,369,430
State Street Corp.	78,394	6,001,845
Stryker Corp.	69,738	7,132,105
SunTrust Banks Inc.	119,507	5,298,940
Symantec Corp.	197,652	4,494,606
Sysco Corp.	105,441	3,828,563
T Rowe Price Group Inc.	91,375	7,047,754
Target Corp.	126,519	10,355,580
TE Connectivity Ltd.	111,858	6,814,389
Teradata Corp.[a,b]	86,880	3,224,117
Tesla Motors Inc.[a,b]	19,548	5,202,700
Texas Instruments Inc.	257,408	12,865,252
Textron Inc.	84,370	3,686,969
Thermo Fisher Scientific Inc.	94,621	13,202,468
Tiffany & Co.	14,661	1,403,058
Time Warner Cable Inc.	51,658	9,815,537
Time Warner Inc.	179,210	15,777,648
TJX Companies Inc. (The)	174,866	12,209,144
Toll Brothers Inc.[b]	71,133	2,768,496
Tractor Supply Co.	22,806	2,110,011
Travelers Companies Inc. (The)	54,370	5,769,744
Trimble Navigation Ltd.[b]	40,725	940,747
TripAdvisor Inc.[b]	22,263	1,767,237
Twenty-First Century Fox Inc. Class A	286,326	9,875,384
Tyson Foods Inc. Class A	41,268	1,830,236
U.S. Bancorp	301,474	13,629,640
UDR Inc.	45,069	1,523,783
Ulta Salon Cosmetics & Fragrance Inc.[b]	15,747	2,614,474
Union Pacific Corp.	150,551	14,692,272
United Continental Holdings Inc.[b]	15,747	887,973

Security	Shares	Value
United Parcel Service Inc. Class B	98,294	$10,061,374
United Technologies Corp.	130,863	13,126,868
UnitedHealth Group Inc.	180,276	21,885,506
Valero Energy Corp.	131,409	8,620,430
Varian Medical Systems Inc.[b]	40,182	3,458,465
Ventas Inc.	43,046	2,887,956
VeriSign Inc.[a,b]	67,332	4,776,532
Verisk Analytics Inc. Class Ab	24,978	1,951,032
Verizon Communications Inc.	669,849	31,342,235
Vertex Pharmaceuticals Inc.[b]	47,784	6,450,840
VF Corp.	39,096	3,013,911
Viacom Inc. Class B NVS	110,772	6,314,004
Visa Inc. Class Aa	333,275	25,108,938
Vornado Realty Trust	59,231	5,777,984
Vulcan Materials Co.	36,381	3,311,399
Wal-Mart Stores Inc.	235,166	16,927,249
Walgreens Boots Alliance Inc.	166,204	16,060,292
Walt Disney Co. (The)	286,704	34,404,480
Waste Management Inc.	158,556	8,106,968
Waters Corp.[b]	19,548	2,609,463
WEC Energy Group Inc.	40,561	1,987,489
Wells Fargo & Co.	835,134	48,329,205
Western Digital Corp.	32,580	2,803,835
Western Union Co. (The)	164,529	3,330,067
Weyerhaeuser Co.	72,219	2,216,401
Whirlpool Corp.	28,236	5,018,384
Whole Foods Market Inc.	49,413	1,798,633
Williams Companies Inc. (The)	154,878	8,127,997
Willis Group Holdings PLC	16,290	757,322
Wynn Resorts Ltd.	20,634	2,130,048
Xcel Energy Inc.	49,473	1,715,229
Xerox Corp.	318,198	3,506,542
XL Group PLC	39,738	1,510,839
Xylem Inc./NY	93,539	3,229,902
Yahoo! Inc.[b]	221,001	8,104,107
Yum! Brands Inc.	102,627	9,006,546
Zimmer Biomet Holdings Inc.	58,129	6,049,485
Zoetis Inc.	66,789	3,271,325

		3,351,033,252

TOTAL COMMON STOCKS
(Cost: $6,058,836,597)		6,468,756,578

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2015

Security	Shares	Value
PREFERRED STOCKS — 0.50%
BRAZIL — 0.28%
Banco Bradesco SA	585,099	$4,679,077
Cia. Brasileira de Distribuicao	77,371	1,701,085
Cia. Energetica de Minas Gerais	325,886	901,829
Itau Unibanco Holding SA	529,720	4,671,008
Itausa – Investimentos Itau SA	661,837	1,629,734
Lojas Americanas SA	325,800	1,646,549
Telefonica Brasil SA	54,300	718,376
Vale SA	597,300	2,565,173

		18,512,831
COLOMBIA — 0.02%
Bancolombia SA	130,320	1,261,558

		1,261,558
GERMANY — 0.16%
Henkel AG & Co. KGaA	26,064	3,110,056
Porsche Automobil Holding SE	13,770	1,041,993
Volkswagen AG	31,066	6,260,566

		10,412,615
SOUTH KOREA — 0.04%
Samsung Electronics Co. Ltd.	2,932	2,305,209

		2,305,209

TOTAL PREFERRED STOCKS
(Cost: $42,709,869)		32,492,213

SHORT-TERM INVESTMENTS — 1.83%

MONEY MARKET FUNDS — 1.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	96,218,707	96,218,707
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	5,315,807	5,315,807
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	17,433,818	17,433,818

		118,968,332

TOTAL SHORT-TERM INVESTMENTS (Cost: $118,968,332)		118,968,332

Value
TOTAL INVESTMENTS IN SECURITIES — 101.54%
(Cost: $6,220,514,798)	$6,620,217,123
Other Assets, Less Liabilities — (1.54)%	(100,142,915)

NET ASSETS — 100.00%	$6,520,074,208

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.60%

AUSTRALIA — 4.89%
Alumina Ltd.	525,097	$572,623
Amcor Ltd./Australia	139,919	1,480,621
AMP Ltd.	464,905	2,256,675
Asciano Ltd.	157,124	938,072
ASX Ltd.	46,148	1,506,357
Aurizon Holdings Ltd.	260,678	1,014,573
Australia & New Zealand Banking Group Ltd.	303,690	7,288,125
BHP Billiton Ltd.	349,225	6,783,194
Boral Ltd.	259,089	1,263,340
Brambles Ltd.	265,899	2,124,461
Commonwealth Bank of Australia	185,490	11,926,953
Computershare Ltd.	150,911	1,369,754
Crown Resorts Ltd.	100,808	1,009,007
CSL Ltd.	59,540	4,326,849
Fortescue Metals Group Ltd.[a]	237,015	322,867
Goodman Group	288,543	1,385,771
Iluka Resources Ltd.	82,440	477,054
Insurance Australia Group Ltd.	447,237	1,934,444
Macquarie Group Ltd.	48,551	2,928,930
Mirvac Group	584,949	811,864
National Australia Bank Ltd.	274,114	6,999,051
Newcrest Mining Ltd.[b]	79,234	655,751
Orica Ltd.	62,288	878,689
Origin Energy Ltd.	191,673	1,596,163
Qantas Airways Ltd.[b]	324,814	894,477
QBE Insurance Group Ltd.	167,278	1,793,473
Rio Tinto Ltd.	57,107	2,216,766
Santos Ltd.	146,624	796,783
Scentre Group	670,970	1,951,199
Sonic Healthcare Ltd.	90,226	1,369,542
South32 Ltd.[b]	592,755	776,992
Stockland	243,427	759,733
Suncorp Group Ltd.	209,306	2,193,355
Sydney Airport	159,255	656,084
Tabcorp Holdings Ltd.	172,849	615,619
Telstra Corp. Ltd.	397,317	1,893,586
Transurban Group	222,600	1,629,760
Wesfarmers Ltd.	133,909	4,174,368
Westfield Corp.	231,290	1,703,574
Westpac Banking Corp.	324,264	8,300,980
Woodside Petroleum Ltd.	79,553	2,082,665
Woolworths Ltd.	152,972	3,212,782

		98,872,926

Security	Shares	Value
AUSTRIA — 0.10%
Erste Group Bank AGb	25,877	$780,227
IMMOEAST AG Escrow[b]	54,189	1
OMV AG	11,020	294,950
Raiffeisen Bank International AGa,b	17,633	259,108
Voestalpine AG	17,645	761,868

		2,096,154
BELGIUM — 0.99%
Ageas	41,019	1,699,268
Anheuser-Busch InBev NV	83,557	10,002,653
Delhaize Group	14,118	1,280,463
Groupe Bruxelles Lambert SA	19,553	1,623,908
KBC Groep NV	29,670	2,080,276
Solvay SA	11,009	1,480,881
UCB SA	19,302	1,502,617
Umicore SA	5,954	262,210

		19,932,276
BRAZIL — 0.89%
Ambev SA	483,600	2,758,771
Banco Bradesco SA	3,968	32,174
Banco do Brasil SA	114,500	740,117
BB Seguridade Participacoes SA	69,300	655,163
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	251,900	770,930
BR Malls Participacoes SA	91,600	345,052
BRF SA	96,559	2,034,356
CCR SA	91,600	408,692
CETIP SA – Mercados Organizados	22,938	238,441
Cia. de Saneamento Basico do Estado de Sao Paulo	68,700	351,833
Cia. Siderurgica Nacional SA	114,500	145,338
Cielo SA	99,700	1,278,089
CPFL Energia SA	47,160	266,543
Cyrela Brazil Realty SA Empreendimentos e Participacoes	68,700	187,295
EDP – Energias do Brasil SA	68,700	262,817
Embraer SA	91,600	641,771
Fibria Celulose SA	22,900	305,714
Hypermarcas SAb	68,700	408,021
JBS SA	114,500	517,243
Klabin SA Units	68,700	427,556
Kroton Educacional SA	213,544	600,959
Lojas Renner SA	23,500	750,140
Natura Cosmeticos SA	22,900	170,915
Petroleo Brasileiro SAb	343,500	1,166,062

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Souza Cruz SA	45,800	$326,122
TIM Participacoes SA	96,260	264,971
Tractebel Energia SA	22,900	243,349
Ultrapar Participacoes SA	45,800	943,456
Vale SA	137,400	719,777

		17,961,667
CANADA — 6.40%
Agnico Eagle Mines Ltd.	29,083	646,960
Agrium Inc.	19,734	2,029,601
Alimentation Couche-Tard Inc. Class B	48,454	2,173,996
ARC Resources Ltd.	50,838	764,749
Bank of Montreal	75,124	4,214,266
Bank of Nova Scotia (The)	140,027	6,909,054
Barrick Gold Corp.	121,229	861,961
Baytex Energy Corp.	32,976	285,414
BCE Inc.	29,430	1,217,739
BlackBerry Ltd.[a,b]	66,410	517,620
Bombardier Inc. Class B	257,255	322,323
Brookfield Asset Management Inc. Class A	109,619	3,847,345
Cameco Corp.	54,359	750,442
Canadian Imperial Bank of Commerce/Canada	44,940	3,228,481
Canadian National Railway Co.	102,619	6,435,823
Canadian Natural Resources Ltd.	137,171	3,365,616
Canadian Oil Sands Ltd.	66,464	381,123
Canadian Pacific Railway Ltd.	20,610	3,335,431
Canadian Tire Corp. Ltd. Class A	16,795	1,683,308
Canadian Utilities Ltd. Class A	10,666	301,217
Cenovus Energy Inc.	73,051	1,070,258
CGI Group Inc. Class Ab	21,984	825,657
Crescent Point Energy Corp.	42,137	641,634
Dollarama Inc.	22,359	1,337,982
Eldorado Gold Corp.	100,989	349,322
Empire Co. Ltd. Class A	4,652	316,105
Enbridge Inc.	100,302	4,395,416
Encana Corp.	85,417	652,635
Enerplus Corp.	43,055	275,020
Finning International Inc.	43,124	753,787
First Quantum Minerals Ltd.	83,400	669,918
Fortis Inc./Canada	28,257	813,425
Franco-Nevada Corp.	21,755	887,959
George Weston Ltd.	6,458	545,253
Gildan Activewear Inc.	28,854	935,518

Security	Shares	Value
Goldcorp Inc.	89,645	$1,202,433
Great-West Lifeco Inc.	35,532	1,011,649
H&R REIT	15,887	272,691
Husky Energy Inc.	52,525	964,139
Imperial Oil Ltd.	43,739	1,626,911
Kinross Gold Corp.[b]	145,186	267,840
Loblaw Companies Ltd.	30,056	1,647,714
Magna International Inc. Class A	55,092	3,009,214
Manulife Financial Corp.	214,830	3,826,136
MEG Energy Corp.[b]	28,346	305,477
Metro Inc.	27,251	745,504
National Bank of Canada	32,309	1,135,950
Onex Corp.	9,066	522,935
Open Text Corp.	18,320	835,909
Pembina Pipeline Corp.	42,823	1,253,139
Peyto Exploration & Development Corp.	20,152	438,373
Potash Corp. of Saskatchewan Inc.	101,447	2,774,499
Power Corp. of Canada	55,444	1,310,506
Power Financial Corp.	35,517	947,611
Restaurant Brands International Inc.	21,354	928,713
RioCan REIT	16,965	349,354
Rogers Communications Inc. Class B	51,137	1,802,639
Royal Bank of Canada	166,274	9,746,766
Saputo Inc.	26,566	612,001
Shaw Communications Inc. Class B	43,827	934,855
Silver Wheaton Corp.	51,754	681,063
SNC-Lavalin Group Inc.	25,880	852,024
Sun Life Financial Inc.	86,562	2,840,487
Suncor Energy Inc.	175,414	4,967,333
Teck Resources Ltd. Class B	63,951	473,383
TELUS Corp.	35,784	1,228,145
Thomson Reuters Corp.	36,455	1,483,756
Toronto-Dominion Bank (The)	174,040	7,059,526
Tourmaline Oil Corp.[b]	23,400	581,695
TransAlta Corp.	19,746	125,827
TransCanada Corp.	85,678	3,347,564
Turquoise Hill Resources Ltd.[b]	121,939	417,102
Valeant Pharmaceuticals International Inc.[b]	35,467	9,141,623
Yamana Gold Inc.	78,338	155,959

		129,570,803
CHILE — 0.26%
Aguas Andinas SA Series A	673,260	357,518

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Banco de Chile	2,758,452	$296,378
Banco de Credito e Inversiones	6,299	278,169
Banco Santander Chile	7,634,083	385,911
Cencosud SA	108,546	232,993
Colbun SA	1,451,631	388,905
CorpBanca SA	27,095,280	277,327
Empresa Nacional de Electricidad SA/Chile	317,852	435,032
Empresas CMPC SA	143,699	384,320
Empresas COPEC SA	51,458	516,698
Enersis SA	2,867,465	866,734
LATAM Airlines Group SAb	37,861	239,054
SACI Falabella	84,082	549,240

		5,208,279
CHINA — 4.81%
AAC Technologies Holdings Inc.	114,500	649,872
Air China Ltd. Class H	922,000	926,484
Anhui Conch Cement Co. Ltd. Class H	230,500	716,568
Anta Sports Products Ltd.	459,000	1,177,060
AviChina Industry & Technology Co. Ltd. Class H	928,000	778,092
Bank of China Ltd. Class H	8,244,000	4,508,928
Bank of Communications Co. Ltd. Class H	952,800	838,215
Beijing Capital International Airport Co. Ltd. Class H	464,000	478,227
Beijing Enterprises Water Group Ltd.	458,000	342,069
Belle International Holdings Ltd.	687,000	714,268
Brilliance China Automotive Holdings Ltd.	464,000	615,291
Byd Co. Ltd. Class H	106,000	468,996
China Communications Construction Co. Ltd. Class H	458,000	588,429
China Construction Bank Corp. Class H	7,786,050	6,357,558
China COSCO Holdings Co. Ltd. Class Ha,b	801,500	409,419
China Everbright International Ltd.	458,000	705,406
China Everbright Ltd.	458,000	1,110,690
China Galaxy Securities Co. Ltd. Class H	458,000	412,964
China Gas Holdings Ltd.	458,000	803,478

Security	Shares	Value
China Life Insurance Co. Ltd. Class H	916,000	$3,373,425
China Longyuan Power Group Corp. Ltd.	458,000	524,033
China Mengniu Dairy Co. Ltd.	232,000	1,048,927
China Merchants Bank Co. Ltd. Class H	511,593	1,323,148
China Merchants Holdings International Co. Ltd.	458,000	1,674,896
China Minsheng Banking Corp. Ltd. Class H	801,700	902,808
China Mobile Ltd.	687,000	8,994,814
China National Building Material Co. Ltd. Class H	464,000	351,338
China Overseas Land & Investment Ltd.	458,000	1,444,487
China Pacific Insurance Group Co. Ltd. Class H	320,600	1,344,053
China Petroleum & Chemical Corp. Class H	3,207,000	2,432,460
China Resources Cement Holdings Ltd.	464,000	241,807
China Resources Enterprise Ltd.	386,000	1,249,771
China Resources Land Ltd.	559,333	1,569,275
China Shenhua Energy Co. Ltd. Class H	458,000	872,010
China State Construction International Holdings Ltd.	464,000	721,830
China Taiping Insurance Holdings Co. Ltd.[b]	183,200	547,074
China Telecom Corp. Ltd. Class H	1,374,000	769,212
China Unicom Hong Kong Ltd.	916,000	1,292,654
China Vanke Co. Ltd. Class Ha	183,200	435,768
Chongqing Changan Automobile Co. Ltd. Class B	64,600	137,495
CITIC Ltd.	229,000	410,010
CITIC Securities Co. Ltd. Class H	229,000	626,240
CNOOC Ltd.	2,061,000	2,554,882
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	45,800	332,025
Dongfeng Motor Group Co. Ltd. Class H	458,000	527,578
Evergrande Real Estate Group Ltd.[a]	1,022,000	676,297
Fosun International Ltd.	446,000	937,760

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Franshion Properties China Ltd.	1,120,000	$362,628
GCL-Poly Energy Holdings Ltd.[a,b]	2,226,000	450,811
Geely Automobile Holdings Ltd.	1,160,000	487,804
GOME Electrical Appliances Holding Ltd.	2,624,320	457,004
Great Wall Motor Co. Ltd. Class H	243,500	805,667
Guangdong Investment Ltd.	458,000	621,514
Guangzhou Automobile Group Co. Ltd. Class H	519,449	416,106
Guangzhou R&F Properties Co. Ltd. Class Hb	183,600	183,545
Haitong Securities Co. Ltd. Class H	274,800	496,974
Hanergy Thin Film Power Group Ltd.[a,b]	2,150,000	3
Huaneng Power International Inc. Class H	458,000	560,071
Industrial & Commercial Bank of China Ltd. Class H	7,099,285	4,890,185
Inner Mongolia Yitai Coal Co. Ltd. Class B	178,900	184,446
Jiangxi Copper Co. Ltd. Class H	458,000	620,332
Lenovo Group Ltd.	916,000	993,713
Longfor Properties Co. Ltd.	343,500	490,948
New China Life Insurance Co. Ltd. Class H	68,700	295,101
PetroChina Co. Ltd. Class H	2,294,000	2,275,565
PICC Property & Casualty Co. Ltd. Class H	510,190	1,062,197
Ping An Insurance Group Co. of China Ltd. Class H	687,000	3,952,401
Shimao Property Holdings Ltd.	229,500	410,905
Shui On Land Ltd.	1,424,333	389,508
Sino-Ocean Land Holdings Ltd.	623,500	427,876
Sinopec Shanghai Petrochemical Co. Ltd. Class Hb	1,132,000	461,427
SOHO China Ltd.	511,000	321,670
Tencent Holdings Ltd.	618,300	11,540,834
Tingyi Cayman Islands Holding Corp.	458,000	881,462
Tsingtao Brewery Co. Ltd. Class H	18,000	96,010
Want Want China Holdings Ltd.	916,000	948,813
Yanzhou Coal Mining Co. Ltd. Class Ha	458,000	262,903
Yuexiu Property Co. Ltd.	2,867,680	565,967

Security	Shares	Value
Zhuzhou CSR Times Electric Co. Ltd. Class H	190,500	$1,293,787
Zijin Mining Group Co. Ltd. Class H	929,000	249,258

		97,375,526
COLOMBIA — 0.04%
Cementos Argos SA	84,043	290,311
Grupo Argos SA/Colombia	17,404	105,984
Isagen SA ESP	329,073	337,446

		733,741
CZECH REPUBLIC — 0.09%
CEZ AS	29,083	708,319
Komercni Banka AS	5,267	1,185,015

		1,893,334
DENMARK — 1.32%
Carlsberg A/S Class B	10,763	943,459
Coloplast A/S Class B	26,106	1,894,106
Danske Bank A/S	81,369	2,556,656
Novo Nordisk A/S Class B	226,939	13,387,403
Novozymes A/S Class B	47,793	2,510,113
Pandora A/S	13,969	1,580,253
Tryg A/S	72,974	1,479,243
Vestas Wind Systems A/S	26,793	1,471,452
William Demant Holding A/Sa,b	11,450	877,372

		26,700,057
EGYPT — 0.03%
Commercial International Bank Egypt SAE	85,328	614,728

		614,728
FINLAND — 0.59%
Fortum OYJ	42,897	758,316
Kone OYJ Class Ba	49,467	2,085,582
Metso OYJ	10,763	297,407
Neste OYJ	35,495	992,574
Nokia OYJ	430,749	3,060,122
Nokian Renkaat OYJ[a]	20,381	616,091
Sampo OYJ Class A	55,944	2,781,439
UPM-Kymmene OYJ	45,113	837,364
Wartsila OYJ Abp	12,366	571,369

		12,000,264
FRANCE — 7.22%
Accor SA	19,319	953,570
Aeroports de Paris	9,192	1,109,012
Air Liquide SA	44,655	5,848,912
Airbus Group SE	66,181	4,723,558

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Alcatel-Lucent[a,b]	409,569	$1,555,285
Alstom SAb	24,045	710,910
ArcelorMittal	109,060	995,288
Arkema SA	5,791	454,143
AXA SA	215,511	5,714,577
BNP Paribas SA	122,111	8,001,772
Bouygues SA	28,484	1,051,589
Bureau Veritas SA	13,053	306,820
Cap Gemini SA	20,881	2,008,276
Carrefour SA	83,356	2,878,457
Casino Guichard Perrachon SA	5,753	429,743
Cie. de Saint-Gobain	64,860	3,093,229
Cie. Generale des Etablissements Michelin Class B	22,442	2,211,718
CNP Assurances	25,945	439,010
Credit Agricole SA	130,530	2,068,780
Danone SA	58,703	4,001,092
Dassault Systemes	10,909	828,872
Edenred	20,839	522,990
Electricite de France SA	16,488	395,122
Engie	159,665	3,084,458
Essilor International SA	28,193	3,631,979
Eutelsat Communications SA	15,078	462,285
Fonciere des Regions	2,468	214,433
Gecina SA	7,830	1,009,137
Groupe Eurotunnel SE Registered	77,860	1,125,619
Hermes International	3,082	1,206,955
Iliad SA	3,435	819,944
Kering	12,156	2,358,406
L’Oreal SA	30,228	5,689,250
Lagardere SCA	21,297	640,369
Legrand SA	50,219	3,109,905
LVMH Moet Hennessy Louis Vuitton SE	27,637	5,212,281
Natixis SA	123,431	912,470
Numericable-SFR SAS[b]	12,595	690,839
Orange SA	223,964	3,695,616
Pernod Ricard SA	17,862	2,152,084
Publicis Groupe SA	30,981	2,359,773
Remy Cointreau SA	3,206	229,496
Renault SA	23,816	2,204,513
Safran SA	26,633	2,026,238
Sanofi	130,168	14,089,669
Schneider Electric SE	65,344	4,590,902
SCOR SE	41,067	1,584,421

Security	Shares	Value
SES SA	36,640	$1,140,168
Societe Generale SA	83,356	4,125,896
Sodexo SA	19,511	1,829,304
STMicroelectronics NV	85,417	671,275
Suez Environnement Co.	24,059	463,982
Technip SA	16,795	961,570
Total SA	227,168	11,313,222
Unibail-Rodamco SE	10,076	2,697,398
Vallourec SA	13,969	230,965
Veolia Environnement SA	54,813	1,230,885
Vinci SA	60,785	3,922,046
Vivendi SA	147,087	3,889,656
Wendel SA	2,061	276,098

		146,156,232
GERMANY — 6.15%
adidas AG	23,587	1,940,696
Allianz SE Registered	55,669	9,170,531
BASF SE	109,462	9,499,768
Bayer AG Registered	89,870	13,335,036
Bayerische Motoren Werke AG	29,619	2,987,752
Brenntag AG	17,484	978,030
Commerzbank AGb	122,626	1,596,672
Continental AG	10,687	2,403,424
Daimler AG Registered	109,781	9,871,921
Deutsche Bank AG Registered	157,677	5,578,188
Deutsche Boerse AG	33,478	3,056,333
Deutsche Post AG Registered	97,096	2,952,250
Deutsche Telekom AG Registered	381,972	6,942,260
Deutsche Wohnen AG Bearer	44,779	1,113,414
E.ON SE	225,384	2,990,677
Fresenius Medical Care AG & Co. KGaA	34,456	2,829,648
Fresenius SE & Co. KGaA	52,441	3,640,336
GEA Group AG	42,823	1,823,916
HeidelbergCement AG	11,908	913,723
Infineon Technologies AG	140,606	1,585,332
K+S AG Registered	27,022	1,115,393
Kabel Deutschland Holding AGb	5,388	735,187
Lanxess AG	8,859	514,157
Linde AG	24,732	4,702,660
MAN SE	4,425	464,158
Merck KGaA	22,444	2,296,722
METRO AG	28,167	894,709
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	21,297	3,936,568

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Osram Licht AG	15,496	$887,540
ProSiebenSat.1 Media SE Registered	37,051	1,905,562
RWE AG	59,180	1,239,047
SAP SE	110,276	7,951,179
Siemens AG Registered	92,986	10,010,558
ThyssenKrupp AG	63,666	1,623,831
Volkswagen AG	5,082	1,033,413

		124,520,591
GREECE — 0.06%
Alpha Bank AEb	287,606	74,181
FF Group[b]	7,240	159,702
Hellenic Telecommunications Organization SA	29,070	217,278
JUMBO SA	15,640	105,779
National Bank of Greece SAb	201,773	193,948
OPAP SA	28,611	203,677
Piraeus Bank SAb	232,628	74,536
Titan Cement Co. SA	7,480	145,906

		1,175,007
HONG KONG — 2.44%
AIA Group Ltd.	1,236,600	8,055,454
Bank of East Asia Ltd. (The)	276,600	1,120,344
BOC Hong Kong Holdings Ltd.	572,500	2,307,783
Cathay Pacific Airways Ltd.	229,000	541,757
Cheung Kong Infrastructure Holdings Ltd.	229,000	1,992,447
Cheung Kong Property Holdings Ltd.[b]	384,560	3,204,543
CK Hutchison Holdings Ltd.	270,060	4,009,637
CLP Holdings Ltd.	229,500	1,949,431
Country Garden Holdings Co. Ltd.	729,828	286,196
Galaxy Entertainment Group Ltd.[a]	458,000	2,109,129
Hang Seng Bank Ltd.	91,600	1,877,538
Henderson Land Development Co. Ltd.	290,346	1,917,588
Hong Kong & China Gas Co. Ltd.	753,862	1,538,395
Hong Kong Exchanges and Clearing Ltd.	123,900	3,359,491
Li & Fung Ltd.[a]	894,000	691,924
Link REIT (The)	343,500	2,020,510
MTR Corp. Ltd.	229,000	1,020,594
New World Development Co. Ltd.	572,000	691,361
Power Assets Holdings Ltd.	242,000	2,280,368
Sands China Ltd.	274,800	1,215,851

Security	Shares	Value
Shangri-La Asia Ltd.[a]	10,666	$13,758
SJM Holdings Ltd.[a]	229,000	265,857
Sun Hung Kai Properties Ltd.	230,000	3,533,532
Swire Pacific Ltd. Class A	116,000	1,486,604
Wharf Holdings Ltd. (The)	229,000	1,453,349
Wynn Macau Ltd.[a]	183,600	379,406

		49,322,847
HUNGARY — 0.06%
MOL Hungarian Oil & Gas PLC	10,993	582,677
OTP Bank PLC	31,144	642,524

		1,225,201
INDIA — 1.55%
Dr. Reddy’s Laboratories Ltd. ADR	44,962	2,893,305
ICICI Bank Ltd. ADR	291,000	2,930,370
Infosys Ltd. ADR	330,688	5,591,934
Larsen & Toubro Ltd. GDR[d]	143,878	3,963,839
Mahindra & Mahindra Ltd. GDR	132,848	2,842,947
Reliance Industries Ltd. GDR[c]	167,046	5,203,483
State Bank of India GDR[d]	74,204	3,105,438
Tata Motors Ltd. ADR	68,946	2,044,938
Wipro Ltd. ADR	217,837	2,692,465

		31,268,719
INDONESIA — 0.53%
Astra International Tbk PT	1,374,000	675,446
Bank Central Asia Tbk PT	2,175,500	2,106,749
Bank Mandiri Persero Tbk PT	1,603,242	1,128,877
Bank Rakyat Indonesia Persero Tbk PT	1,854,900	1,371,207
Bumi Serpong Damai Tbk PT	343,500	45,453
Charoen Pokphand Indonesia Tbk PT	687,000	128,741
Global Mediacom Tbk PT	572,500	52,690
Gudang Garam Tbk PT	116,000	424,469
Kalbe Farma Tbk PT	3,801,800	490,419
Lippo Karawaci Tbk PT	2,129,700	181,837
Matahari Department Store Tbk PT	229,000	296,249
Media Nusantara Citra Tbk PT	664,100	100,394
Perusahaan Gas Negara Persero Tbk PT	1,832,000	541,711
Semen Indonesia Persero Tbk PT	709,900	530,031
Telekomunikasi Indonesia Persero Tbk PT	7,106,000	1,544,383
Unilever Indonesia Tbk PT	229,000	677,139
United Tractors Tbk PT	343,545	513,000

		10,808,795

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
IRELAND — 0.30%
Bank of Ireland[b]	3,271,036	$1,384,164
CRH PLC	80,307	2,388,093
Irish Bank Resolution Corp. Ltd.[b]	64,486	1
Kerry Group PLC Class A	30,702	2,345,645

		6,117,903
ISRAEL — 0.52%
Bank Hapoalim BM	96,180	535,277
Bank Leumi le-Israel BMb	118,164	515,743
Bezeq The Israeli Telecommunication Corp. Ltd.	316,542	585,010
Delek Group Ltd.	1,837	544,119
Israel Chemicals Ltd.	36,182	250,675
Israel Corp. Ltd. (The)	229	80,909
NICE-Systems Ltd.	14,656	914,552
Teva Pharmaceutical Industries Ltd.	100,073	7,034,233

		10,460,518
ITALY — 1.68%
Assicurazioni Generali SpA	150,528	2,981,954
Banca Monte dei Paschi di Siena SpA[b]	334,579	667,605
CNH Industrial NV	138,815	1,249,964
Enel Green Power SpA	60,456	126,309
Enel SpA	717,487	3,397,580
Eni SpA	274,800	4,845,661
EXOR SpA	29,999	1,520,002
Finmeccanica SpA[b]	68,177	988,269
Intesa Sanpaolo SpA	1,467,442	5,677,806
Luxottica Group SpA	26,669	1,946,180
Mediobanca SpA	101,905	1,116,328
Prysmian SpA	31,144	718,814
Saipem SpA[a,b]	46,568	408,518
Snam SpA	123,859	613,068
Telecom Italia SpA[b]	1,429,936	1,903,738
Telecom Italia SpA RSP	524,422	547,540
Tenaris SA	47,025	596,970
Terna Rete Elettrica Nazionale SpA	55,190	258,907
UniCredit SpA	488,325	3,256,040
Unione di Banche Italiane SpA	153,955	1,257,018

		34,078,271
JAPAN — 16.51%
Advantest Corp.	22,900	200,545
Aeon Co. Ltd.	91,600	1,402,150

Security	Shares	Value
AEON Financial Service Co. Ltd.	22,900	$597,014
Aeon Mall Co. Ltd.	25,100	471,834
Aisin Seiki Co. Ltd.	23,000	933,775
Ajinomoto Co. Inc.	12,000	276,234
ANA Holdings Inc.	229,000	730,094
Asahi Glass Co. Ltd.	229,000	1,343,743
Asahi Group Holdings Ltd.	68,700	2,305,064
Asahi Kasei Corp.	229,000	1,741,505
Astellas Pharma Inc.	251,900	3,795,934
Bandai Namco Holdings Inc.	23,200	514,765
Bridgestone Corp.	91,600	3,458,613
Canon Inc.	114,500	3,670,802
Casio Computer Co. Ltd.[a]	47,400	946,125
Chubu Electric Power Co. Inc.	68,700	1,167,226
Chugai Pharmaceutical Co. Ltd.	45,800	1,667,202
Chugoku Electric Power Co. Inc. (The)	45,800	685,734
Citizen Holdings Co. Ltd.	91,600	612,170
Credit Saison Co. Ltd.	45,800	1,015,108
Dai-ichi Life Insurance Co. Ltd. (The)	114,500	2,330,756
Daiichi Sankyo Co. Ltd.	102,000	2,090,302
Daikin Industries Ltd.	45,900	2,971,210
Daito Trust Construction Co. Ltd.	2,600	274,805
Daiwa Securities Group Inc.	229,000	1,781,245
Denso Corp.	68,700	3,410,186
Dentsu Inc.	22,900	1,299,383
East Japan Railway Co.	45,800	4,528,431
Eisai Co. Ltd.	45,900	2,998,995
Electric Power Development Co. Ltd.	22,900	792,013
FANUC Corp.	22,900	3,822,366
Fast Retailing Co. Ltd.	1,300	643,940
Fuji Heavy Industries Ltd.	68,700	2,542,391
FUJIFILM Holdings Corp.	68,700	2,727,872
Fujitsu Ltd.	229,000	1,202,530
GungHo Online Entertainment Inc.	114,500	380,758
Gunma Bank Ltd. (The)	229,000	1,704,169
Hachijuni Bank Ltd. (The)	229,000	1,779,951
Hino Motors Ltd.	45,800	594,056
Hitachi Construction Machinery Co. Ltd.	22,900	381,682
Hitachi High-Technologies Corp.	22,900	535,094
Hitachi Ltd.	458,000	2,973,608
Hokuriku Electric Power Co.	45,800	704,957

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Honda Motor Co. Ltd.	183,200	$5,884,373
Hoya Corp.	91,600	3,880,034
Hulic Co. Ltd.	42,000	415,949
IBIDEN Co. Ltd.	22,900	379,464
Idemitsu Kosan Co. Ltd.	4,800	88,372
IHI Corp.	229,000	911,231
INPEX Corp.	91,600	998,473
Isetan Mitsukoshi Holdings Ltd.	45,800	835,080
Isuzu Motors Ltd.	114,500	1,587,723
ITOCHU Corp.	206,100	2,530,192
Japan Exchange Group Inc.	44,000	1,534,202
Japan Prime Realty Investment Corp.	229	742,108
Japan Retail Fund Investment Corp.	458	898,293
Japan Tobacco Inc.	137,400	5,338,189
JFE Holdings Inc.	45,900	861,540
JSR Corp.	45,800	762,994
JTEKT Corp.	68,700	1,188,297
JX Holdings Inc.	229,000	977,956
Kansai Electric Power Co. Inc. (The)[b]	91,600	1,243,563
Kao Corp.	68,700	3,488,371
Kawasaki Heavy Industries Ltd.	229,000	1,005,497
KDDI Corp.	206,100	5,240,874
Keikyu Corp.	229,000	1,887,154
Keio Corp.	229,000	1,909,335
Kintetsu Group Holdings Co. Ltd.	229,000	816,966
Kirin Holdings Co. Ltd.	68,700	1,058,544
Kobe Steel Ltd.	229,000	354,881
Komatsu Ltd.	114,500	2,120,969
Konica Minolta Inc.	116,000	1,448,420
Kubota Corp.	229,000	3,924,949
Kuraray Co. Ltd.	91,600	1,080,909
Kurita Water Industries Ltd.	45,900	1,004,358
Kyocera Corp.	46,400	2,394,996
Kyushu Electric Power Co. Inc.[b]	68,700	974,814
Mabuchi Motor Co. Ltd.	23,500	1,409,298
Marubeni Corp.	229,000	1,275,354
Mazda Motor Corp.	68,700	1,350,489
MEIJI Holdings Co. Ltd.	23,295	3,314,830
Mitsubishi Chemical Holdings Corp.	229,500	1,500,424
Mitsubishi Corp.	183,200	3,962,100
Mitsubishi Electric Corp.	229,000	2,464,760
Mitsubishi Estate Co. Ltd.	229,000	5,092,175
Mitsubishi Heavy Industries Ltd.	459,000	2,431,057
Mitsubishi Motors Corp.	91,600	779,999

Security	Shares	Value
Mitsubishi UFJ Financial Group Inc.	1,566,000	$11,375,762
Mitsui & Co. Ltd.	160,300	2,085,019
Mitsui Chemicals Inc.	229,000	859,478
Mitsui Fudosan Co. Ltd.	51,000	1,452,468
Mitsui OSK Lines Ltd.	229,000	687,582
Mizuho Financial Group Inc.	2,541,900	5,496,388
MS&AD Insurance Group Holdings Inc.	65,900	2,078,141
Murata Manufacturing Co. Ltd.	22,900	3,400,944
Nabtesco Corp.	23,200	510,645
NEC Corp.	342,000	1,093,119
Nidec Corp.	45,800	4,105,162
Nikon Corp.	45,800	544,890
Nintendo Co. Ltd.	22,900	4,031,228
Nippon Building Fund Inc.	247	1,104,468
Nippon Steel & Sumitomo Metal Corp.	916,860	2,169,028
Nippon Telegraph & Telephone Corp.	91,600	3,521,826
Nissan Motor Co. Ltd.	251,900	2,436,758
Nisshin Seifun Group Inc.	38,025	545,692
Nissin Foods Holdings Co. Ltd.	22,900	1,033,222
Nitto Denko Corp.	23,200	1,758,328
Nomura Holdings Inc.	406,600	2,892,588
Nomura Real Estate Holdings Inc.	23,200	463,270
NTT DOCOMO Inc.	160,300	3,382,738
NTT Urban Development Corp.	45,800	450,625
Olympus Corp.	45,800	1,755,922
Omron Corp.	45,800	1,798,434
Ono Pharmaceutical Co. Ltd.	23,200	2,799,467
ORIX Corp.	160,300	2,397,481
Osaka Gas Co. Ltd.	229,000	916,591
Otsuka Holdings Co. Ltd.	45,800	1,646,131
Panasonic Corp.	251,900	2,962,333
Rakuten Inc.	114,500	1,844,181
Resona Holdings Inc.	251,900	1,387,031
Sanrio Co. Ltd.[a]	22,900	637,677
Santen Pharmaceutical Co. Ltd.	114,500	1,686,610
SBI Holdings Inc./Japan	39,700	552,105
Secom Co. Ltd.	23,200	1,565,080
Seven & I Holdings Co. Ltd.	114,500	5,289,947
Sharp Corp./Japan[a,b]	229,000	303,128
Shikoku Electric Power Co. Inc.	22,900	385,748
Shin-Etsu Chemical Co. Ltd.	45,800	2,741,827

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Shiseido Co. Ltd.	45,800	$1,109,188
Showa Shell Sekiyu KK	68,700	645,995
SMC Corp./Japan	3,200	812,559
SoftBank Group Corp.	114,500	6,359,211
Sony Corp.[b]	137,400	3,918,110
Stanley Electric Co. Ltd.	45,800	979,620
Sumitomo Chemical Co. Ltd.	229,000	1,308,624
Sumitomo Corp.	124,100	1,412,834
Sumitomo Dainippon Pharma Co. Ltd.	45,800	548,217
Sumitomo Electric Industries Ltd.	91,600	1,367,401
Sumitomo Heavy Industries Ltd.	229,000	1,157,060
Sumitomo Mitsui Financial Group Inc.	160,300	7,173,035
Sumitomo Mitsui Trust Holdings Inc.	458,000	2,128,548
Sumitomo Rubber Industries Ltd.	22,900	345,639
Suzuki Motor Corp.	45,800	1,597,150
T&D Holdings Inc.	68,700	1,047,731
Taiyo Nippon Sanso Corp.	39,700	467,191
Takeda Pharmaceutical Co. Ltd.	91,600	4,613,455
TDK Corp.	23,200	1,627,249
Terumo Corp.	46,400	1,198,434
THK Co. Ltd.	22,900	444,341
Toho Gas Co. Ltd.	229,000	1,369,619
Tohoku Electric Power Co. Inc.	68,700	1,008,639
Tokio Marine Holdings Inc.	68,700	2,864,002
Tokyo Electric Power Co. Inc.[b]	183,200	1,316,018
Tokyo Electron Ltd.	23,200	1,281,014
Tokyo Gas Co. Ltd.	229,000	1,237,648
Tokyu Corp.	68,000	500,553
Tokyu Fudosan Holdings Corp.	137,400	1,038,027
TonenGeneral Sekiyu KK	14,000	140,232
Toray Industries Inc.	229,000	1,825,050
Toshiba Corp.	459,000	1,407,805
Toyo Seikan Group Holdings Ltd.	68,700	1,071,852
Toyo Suisan Kaisha Ltd.	22,900	866,871
Toyota Industries Corp.	45,900	2,545,163
Toyota Motor Corp.	320,600	21,356,082
Toyota Tsusho Corp.	45,800	1,162,605
Unicharm Corp.	68,700	1,652,693
United Urban Investment Corp.	458	665,402
USS Co. Ltd.	68,700	1,208,259
West Japan Railway Co.	22,900	1,646,686
Yahoo Japan Corp.	215,500	944,481
Yakult Honsha Co. Ltd.	22,900	1,521,183

Security	Shares	Value
Yamada Denki Co. Ltd.[a]	125,000	$478,228
Yamaha Motor Co. Ltd.	45,800	1,041,724
Yamato Holdings Co. Ltd.	68,700	1,524,325
Yamazaki Baking Co. Ltd.	7,000	111,756
Yokogawa Electric Corp.	45,800	515,317

		334,067,781
MALAYSIA — 0.68%
Alliance Financial Group Bhd	389,300	431,594
Axiata Group Bhd	297,700	495,842
Berjaya Sports Toto Bhd	99,762	86,863
British American Tobacco Malaysia Bhd	22,900	404,171
Bumi Armada Bhd[b]	755,700	219,330
CIMB Group Holdings Bhd	526,700	740,919
DiGi.Com Bhd	480,900	679,006
Genting Bhd	251,900	536,140
Genting Malaysia Bhd	229,000	255,675
Hong Leong Bank Bhd	91,600	325,253
Hong Leong Financial Group Bhd	68,700	284,895
IHH Healthcare Bhd	274,800	431,834
IOI Corp. Bhd	379,100	420,286
IOI Properties Group Bhd	458,015	228,738
Kuala Lumpur Kepong Bhd	68,700	395,189
Lafarge Malaysia Bhd	114,500	282,919
Malayan Banking Bhd	412,200	991,565
Malaysia Airports Holdings Bhd	229,000	355,071
Maxis Bhd	343,500	599,071
Petronas Chemicals Group Bhd	251,900	422,194
Petronas Dagangan Bhd	45,800	252,442
Petronas Gas Bhd	137,400	793,252
PPB Group Bhd	68,700	277,351
Public Bank Bhd	275,840	1,370,365
RHB Capital Bhd	91,600	177,955
Sapurakencana Petroleum Bhd[a]	549,600	352,077
Sime Darby Bhd	229,000	522,128
Tenaga Nasional Bhd	366,400	1,168,801
UMW Holdings Bhd	68,700	179,631
YTL Corp. Bhd	366,453	151,391

		13,831,948
MEXICO — 0.98%
Alfa SAB de CV	458,000	915,371
America Movil SAB de CV	3,778,500	3,695,718
Cemex SAB de CV CPO[b]	1,813,107	1,553,833
Fibra Uno Administracion SA de CV	291,700	704,624

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Fomento Economico Mexicano SAB de CV	297,700	$2,714,810
Gentera SAB de CV	206,100	356,471
Grupo Aeroportuario del Sureste SAB de CV Series B	45,800	689,330
Grupo Financiero Banorte SAB de CV	306,300	1,621,262
Grupo Financiero Inbursa SAB de CV Series O	274,800	627,438
Grupo Financiero Santander Mexico SAB de CV Series B	274,800	491,419
Grupo Mexico SAB de CV Series B	490,129	1,347,924
Grupo Televisa SAB	274,800	1,928,283
Industrias Penoles SAB de CV	12,595	192,270
Kimberly-Clark de Mexico SAB de CV Series A	412,200	961,483
OHL Mexico SAB de CVb	137,400	225,812
Wal-Mart de Mexico SAB de CV	732,800	1,790,262

		19,816,310
NETHERLANDS — 2.20%
Aegon NV	245,946	1,903,222
Akzo Nobel NV	35,953	2,590,316
Altice SAa,b	10,992	1,396,619
ASML Holding NV	43,358	4,342,028
Fiat Chrysler Automobiles NVb	130,988	2,069,526
Gemalto NVa	8,931	771,533
Heineken NV	27,251	2,159,968
ING Groep NV CVA	482,732	8,261,539
Koninklijke Ahold NV	140,900	2,821,580
Koninklijke DSM NV	26,339	1,513,525
Koninklijke KPN NV	372,125	1,480,113
Koninklijke Philips NV	115,224	3,222,733
OCI NVb	11,781	397,841
RELX NV	154,813	2,594,756
TNT Express NV	72,531	611,437
Unilever NV CVA	186,801	8,422,659

		44,559,395
NEW ZEALAND — 0.11%
Auckland International Airport Ltd.	370,833	1,332,723
Fletcher Building Ltd.	76,717	403,628
Spark New Zealand Ltd.	249,024	489,663

		2,226,014
NORWAY — 0.47%
DNB ASA	111,065	1,819,920
Gjensidige Forsikring ASA	37,494	604,694

Security	Shares	Value
Norsk Hydro ASA	172,895	$648,076
Orkla ASA	95,264	764,095
Seadrill Ltd.[a]	47,174	428,572
Statoil ASA	128,984	2,192,879
Subsea 7 SAb	45,800	403,131
Telenor ASA	62,746	1,383,232
Yara International ASA	23,605	1,180,707

		9,425,306
PERU — 0.09%
Cia. de Minas Buenaventura SA ADR	21,337	151,919
Credicorp Ltd.	11,235	1,481,897
Southern Copper Corp.	4,905	136,653

		1,770,469
PHILIPPINES — 0.25%
Ayala Land Inc.	1,396,900	1,142,321
Bank of the Philippine Islands	580,825	1,206,480
Jollibee Foods Corp.	272,680	1,132,813
Metropolitan Bank & Trust Co.	815,278	1,574,939

		5,056,553
POLAND — 0.28%
Alior Bank SAb	19,236	442,834
Bank Handlowy w Warszawie SA	9,618	237,194
Bank Millennium SAb	171,292	280,526
Bank Pekao SA	11,450	485,259
Cyfrowy Polsat SAb	114,333	703,307
Eurocash SA	16,030	185,261
KGHM Polska Miedz SA	16,946	428,698
mBank SAb	2,836	285,469
Orange Polska SA	87,707	189,883
Polski Koncern Naftowy Orlen SA	35,608	721,974
Powszechna Kasa Oszczednosci Bank Polski SA	81,753	636,129
Powszechny Zaklad Ubezpieczen SA	4,351	500,013
Synthos SA	171,137	214,647
Tauron Polska Energia SA	298,015	300,773

		5,611,967
PORTUGAL — 0.11%
Banco Espirito Santo SA Registered[b]	1	—
EDP – Energias de Portugal SA	279,850	1,041,360
Galp Energia SGPS SA	38,701	451,105
Jeronimo Martins SGPS SA	42,180	630,533

		2,122,998

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
QATAR — 0.14%
Masraf Al Rayan QSC	81,991	$1,013,277
Ooredoo QSC	15,044	333,003
Qatar National Bank SAQ	30,303	1,518,791

		2,865,071
RUSSIA — 0.75%
Gazprom PAO ADR	605,737	2,816,677
Lukoil PJSC ADR	54,124	2,213,672
Magnit PJSC GDR[d]	42,136	2,285,878
MegaFon PJSC GDR[d]	27,938	346,431
MMC Norilsk Nickel PJSC ADR	74,949	1,148,968
Mobile TeleSystems PJSC ADR	85,417	700,419
NOVATEK OAO GDR[d]	17,404	1,736,049
Rosneft OAO GDR[d]	94,400	364,384
RusHydro OJSC ADR	191,308	170,838
Sberbank of Russia ADR	191,320	943,686
Sistema JSFC GDR[d]	47,174	400,507
Surgutneftegas OAO ADR	187,335	1,035,963
Tatneft OAO ADR	20,642	607,494
Uralkali PJSC GDR[d]	33,251	440,908

		15,211,874
SINGAPORE — 0.90%
Ascendas REIT	229,000	405,013
CapitaLand Ltd.[a]	252,000	593,028
DBS Group Holdings Ltd.	229,500	3,384,718
Genting Singapore PLC	1,537,700	988,947
Global Logistic Properties Ltd.[a]	458,000	769,860
Hutchison Port Holdings Trust[a]	459,000	275,400
Keppel Corp. Ltd.[a]	251,900	1,380,728
Noble Group Ltd.[a]	916,199	304,663
Oversea-Chinese Banking Corp. Ltd.	252,475	1,898,683
Sembcorp Marine Ltd[a]	459,000	875,532
Singapore Airlines Ltd.	160,300	1,258,220
Singapore Telecommunications Ltd.	916,000	2,738,025
United Overseas Bank Ltd.	206,100	3,343,872

		18,216,689
SOUTH AFRICA — 1.57%
African Bank Investments Ltd.[b]	334,618	265
Anglo American Platinum Ltd.[b]	13,743	286,874
AngloGold Ashanti Ltd.[b]	60,779	366,880
Aspen Pharmacare Holdings Ltd.	57,500	1,690,866
Bidvest Group Ltd. (The)	28,396	692,964
FirstRand Ltd.	351,973	1,527,067

Security	Shares	Value
Foschini Group Ltd. (The)	44,426	$507,182
Gold Fields Ltd.	139,929	379,961
Growthpoint Properties Ltd.	689,878	1,515,687
Impala Platinum Holdings Ltd.[b]	74,712	269,489
Imperial Holdings Ltd.	18,778	253,310
Investec Ltd.	55,189	501,937
Kumba Iron Ore Ltd.	24,732	212,859
MMI Holdings Ltd./South Africa	140,001	326,784
Mr. Price Group Ltd.	51,525	1,029,928
MTN Group Ltd.	171,521	2,868,426
Nampak Ltd.	116,561	294,705
Naspers Ltd. Class N	48,927	6,863,818
Rand Merchant Insurance Holdings Ltd.	190,986	671,335
Redefine Properties Ltd.	1,727,845	1,574,877
Remgro Ltd.	56,334	1,169,767
RMB Holdings Ltd.	133,049	720,766
Sappi Ltd.[b]	99,615	327,971
Sasol Ltd.	73,509	2,556,531
Shoprite Holdings Ltd.	35,037	467,086
Standard Bank Group Ltd.	108,317	1,307,324
Steinhoff International Holdings Ltd.	253,142	1,536,267
Tiger Brands Ltd.	21,526	486,037
Truworths International Ltd.	72,593	492,219
Woolworths Holdings Ltd./South Africa	116,794	919,300

		31,818,482
SOUTH KOREA — 2.85%
AmorePacific Corp.	6,376	2,239,487
AmorePacific Group	8,875	1,475,185
BNK Financial Group Inc.	21,830	256,516
Celltrion Inc.[a,b]	8,376	557,613
Cheil Worldwide Inc.[b]	8,931	145,778
CJ CheilJedang Corp.	1,618	568,301
Coway Co. Ltd.	5,954	497,629
Daelim Industrial Co. Ltd.	3,026	192,398
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	16,030	95,072
DGB Financial Group Inc.	21,364	204,484
Dongbu Insurance Co. Ltd.	6,183	293,259
Doosan Heavy Industries & Construction Co. Ltd.	3,566	61,254
E-Mart Co. Ltd.	2,091	427,081
GS Engineering & Construction Corp.[b]	7,420	165,502

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
GS Holdings Corp.	4,977	$193,100
Hana Financial Group Inc.	30,582	761,838
Hankook Tire Co. Ltd.	5,293	183,648
Hanssem Co. Ltd.	2,519	639,356
Hyosung Corp.	2,522	307,127
Hyundai Department Store Co. Ltd.	1,603	202,062
Hyundai Development Co. Engineering & Construction	6,190	370,294
Hyundai Engineering & Construction Co. Ltd.	8,015	235,624
Hyundai Glovis Co. Ltd.	1,832	305,294
Hyundai Heavy Industries Co. Ltd.[b]	4,809	398,644
Hyundai Marine & Fire Insurance Co. Ltd.	5,658	153,278
Hyundai Mobis Co. Ltd.	7,328	1,337,032
Hyundai Motor Co.	16,717	2,128,644
Hyundai Steel Co.	6,183	308,582
Hyundai Wia Corp.	1,603	146,580
Industrial Bank of Korea	29,541	349,650
Kangwon Land Inc.	13,053	475,760
KB Financial Group Inc.	41,510	1,305,446
Kia Motors Corp.	26,564	996,590
Korea Aerospace Industries Ltd.	13,053	1,087,611
Korea Electric Power Corp.	43,281	1,882,667
Korea Gas Corp.	5,338	193,193
Korea Investment Holdings Co. Ltd.	11,221	596,459
Korea Zinc Co. Ltd.	1,145	481,425
KT Corp.[b]	20,610	538,962
KT&G Corp.	11,908	1,119,412
LG Chem Ltd.	4,813	1,028,287
LG Corp.	11,450	567,534
LG Display Co. Ltd.	25,419	480,075
LG Electronics Inc.	12,366	429,056
LG Household & Health Care Ltd.	1,374	1,006,297
LG Uplus Corp.	41,220	406,863
Lotte Chemical Corp.	2,519	560,782
Lotte Confectionery Co. Ltd.	229	381,031
Lotte Shopping Co. Ltd.	1,374	295,901
Mirae Asset Securities Co. Ltd.	8,652	324,963
NAVER Corp.	2,977	1,330,574
NCsoft Corp.	1,603	300,695
OCI Co. Ltd.[a]	2,748	227,796
Orion Corp./Republic of Korea	238	234,715
POSCO	6,722	1,128,807
S-1 Corp.	4,351	313,455

Security	Shares	Value
S-Oil Corp.	6,183	$331,303
Samsung C&T Corp.	12,824	620,295
Samsung Electro-Mechanics Co. Ltd.	6,415	297,684
Samsung Electronics Co. Ltd.	13,282	13,450,558
Samsung Fire & Marine Insurance Co. Ltd.	3,893	931,539
Samsung Heavy Industries Co. Ltd.	16,636	196,194
Samsung Life Insurance Co. Ltd.	6,412	586,321
Samsung SDI Co. Ltd.	6,358	466,194
Samsung SDS Co. Ltd.	2,977	745,427
Samsung Securities Co. Ltd.	6,183	277,935
Shinhan Financial Group Co. Ltd.	42,477	1,524,620
Shinsegae Co. Ltd.	687	122,118
SK C&C Co. Ltd.	4,122	1,077,923
SK Holdings Co. Ltd.	3,206	567,143
SK Hynix Inc.	61,621	1,953,715
SK Innovation Co. Ltd.[b]	6,412	545,224
SK Telecom Co. Ltd.	2,519	537,102
Woori Bank	40,096	326,895
Yuhan Corp.	534	122,987

		57,575,845
SPAIN — 2.55%
Abertis Infraestructuras SA	58,180	958,096
ACS Actividades de Construccion y Servicios SA	36,972	1,247,922
Amadeus IT Holding SA Class A	56,944	2,498,339
Banco Bilbao Vizcaya Argentaria SA	627,040	6,383,324
Banco de Sabadell SA	582,890	1,335,669
Banco Popular Espanol SA	230,260	1,063,149
Banco Santander SA	1,575,435	10,938,055
Bankia SA	580,102	771,034
CaixaBank SA	275,838	1,237,020
Distribuidora Internacional de Alimentacion SA	91,469	575,938
Ferrovial SA	91,708	2,243,305
Gas Natural SDG SA	27,709	605,704
Grifols SA	13,461	597,721
Iberdrola SA	615,056	4,365,396
Industria de Diseno Textil SA	121,370	4,180,433
International Consolidated Airlines Group SAb	111,294	931,077
Red Electrica Corp. SA	8,183	657,913

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Repsol SA	126,305	$2,135,086
Telefonica SA	510,325	7,859,828
Zardoya Otis SA	82,615	911,859
Zardoya Otis SA New[b]	3,218	35,519

		51,532,387
SWEDEN — 2.12%
Alfa Laval AB	87,936	1,627,381
Assa Abloy AB	114,042	2,328,609
Atlas Copco AB Class A	94,376	2,595,081
Electrolux AB Class B	51,296	1,484,075
Getinge AB Class B	39,201	967,751
Hennes & Mauritz AB Class B	119,996	4,802,415
Hexagon AB Class B	27,022	878,844
Husqvarna AB Class B	170,683	1,252,944
Investor AB Class B	51,754	2,009,108
Lundin Petroleum ABa,b	24,503	357,456
Millicom International Cellular SA SDR	9,903	728,688
Nordea Bank AB	362,278	4,541,466
Sandvik AB	179,765	1,827,962
Securitas AB Class B	91,470	1,319,453
Skandinaviska Enskilda Banken AB Class A	129,843	1,574,699
Skanska AB Class B	100,549	2,130,484
Svenska Cellulosa AB SCA Class B	41,377	1,185,040
Svenska Handelsbanken AB Class A	134,446	2,069,510
Swedbank AB Class A	74,883	1,765,672
Tele2 AB Class B	56,402	590,302
Telefonaktiebolaget LM Ericsson Class B	310,524	3,342,277
TeliaSonera AB	293,670	1,796,183
Volvo AB Class B	145,415	1,731,333

		42,906,733
SWITZERLAND — 6.91%
ABB Ltd. Registered	299,761	6,122,473
Actelion Ltd. Registered	11,908	1,770,527
Adecco SA Registered	18,695	1,568,777
Aryzta AG	10,534	537,825
Barry Callebaut AG Registered	229	257,568
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	229	1,296,181
Cie. Financiere Richemont SA Class A Registered	59,164	5,133,990
Credit Suisse Group AG Registered	161,216	4,777,267

Security	Shares	Value
Geberit AG Registered	5,228	$1,819,546
Givaudan SA Registered	852	1,595,672
Julius Baer Group Ltd.	32,951	1,832,516
Kuehne + Nagel International AG Registered	8,782	1,218,935
LafargeHolcim Ltd.[b]	14,249	992,754
LafargeHolcim Ltd. Registered	21,068	1,475,264
Nestle SA Registered	363,881	27,714,170
Novartis AG Registered	260,421	27,204,524
Roche Holding AG	78,577	22,818,480
SGS SA Registered	458	879,211
Sonova Holding AG Registered	5,725	819,644
Sulzer AG Registered	2,850	294,163
Swatch Group AG (The) Bearer	4,202	1,819,220
Swiss Life Holding AG Registered	3,971	942,859
Swiss Prime Site AG Registered	9,371	750,772
Swiss Re AG	46,272	4,188,601
Swisscom AG Registered	2,748	1,606,884
Syngenta AG Registered	11,909	4,931,622
Transocean Ltd.[a]	49,235	680,305
UBS Group AG	444,122	10,281,672
Zurich Insurance Group AG	14,836	4,542,956

		139,874,378
TAIWAN — 2.51%
Acer Inc.[b]	744,792	309,037
Advanced Semiconductor Engineering Inc.	1,374,218	1,588,742
Asia Cement Corp.	474,440	520,702
AU Optronics Corp.	2,151,000	688,124
Cathay Financial Holding Co. Ltd.	998,318	1,612,664
Chailease Holding Co. Ltd.	43,128	89,886
Chang Hwa Commercial Bank Ltd.	931,482	520,744
China Development Financial Holding Corp.	1,832,000	603,481
China Steel Corp.	1,416,288	1,013,829
Chunghwa Telecom Co. Ltd.	687,000	2,132,493
Compal Electronics Inc.	687,000	463,491
CTBC Financial Holding Co. Ltd.	1,736,627	1,259,641
Delta Electronics Inc.	229,000	1,127,900
E.Sun Financial Holding Co. Ltd.	1,043,856	634,814
Epistar Corp.	458,000	398,210
Far EasTone Telecommunications Co. Ltd.	458,000	1,072,049
First Financial Holding Co. Ltd.	1,389,224	748,042
Formosa Chemicals & Fibre Corp.	234,340	555,204

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
Formosa Petrochemical Corp.	229,000	$540,377
Formosa Plastics Corp.	235,960	523,168
Highwealth Construction Corp.	171,600	353,293
Hon Hai Precision Industry Co. Ltd.	1,696,038	4,872,453
HTC Corp.[b]	43,000	94,386
Hua Nan Financial Holdings Co. Ltd.	1,715,523	975,362
Innolux Corp.	1,213,688	422,868
MediaTek Inc.	60,000	630,949
Mega Financial Holding Co. Ltd.	989,195	845,961
Nan Ya Plastics Corp.	461,840	943,531
Pegatron Corp.	458,000	1,288,200
Quanta Computer Inc.	458,000	884,912
Shin Kong Financial Holding Co. Ltd.	751,467	219,931
Siliconware Precision Industries Co. Ltd.	916,000	1,037,233
SinoPac Financial Holdings Co. Ltd.	1,453,794	619,341
Synnex Technology International Corp.	229,000	275,991
Taishin Financial Holding Co. Ltd.	1,478,141	585,235
Taiwan Business Bank[b]	2,417,410	704,438
Taiwan Cement Corp.	458,000	496,131
Taiwan Cooperative Financial Holding Co. Ltd.	2,296,208	1,152,777
Taiwan Mobile Co. Ltd.	458,000	1,515,956
Taiwan Semiconductor Manufacturing Co. Ltd.	2,977,000	13,154,000
U-Ming Marine Transport Corp.	458,000	587,523
Uni-President Enterprises Corp.	526,897	927,909
United Microelectronics Corp.	2,290,000	816,005
Vanguard International Semiconductor Corp.	238,000	278,922
Yuanta Financial Holding Co. Ltd.	1,335,050	634,298

		50,720,203
THAILAND — 0.48%
Advanced Info Service PCL NVDR	91,600	649,738
Airports of Thailand PCL NVDR	68,700	573,069
Bangkok Bank PCL NVDR	161,140	758,951
Banpu PCL NVDR	229,500	162,789
BEC World PCL NVDR	299,100	305,507
BTS Group Holdings PCL NVDR	549,600	153,598
Central Pattana PCL NVDR	114,500	153,500

Security	Shares	Value
Charoen Pokphand Foods PCL NVDR	719,300	$426,539
CP ALL PCL NVDR	783,800	1,067,454
Glow Energy PCL NVDR	260,900	660,670
Home Product Center PCL NVDR	122,786	21,774
Indorama Ventures PCL NVDR	420,088	315,856
Minor International PCL NVDR	301,620	250,316
PTT Exploration & Production PCL NVDR	145,799	386,784
PTT Global Chemical PCL NVDR	229,601	402,266
PTT PCL NVDR	68,800	636,368
Siam Cement PCL (The) NVDR	69,000	1,029,763
Siam Commercial Bank PCL (The) NVDR	229,000	987,601
Thai Oil PCL NVDR	147,400	201,789
TMB Bank PCL NVDR	2,702,200	179,406
True Corp. PCL NVDR[b]	1,219,860	373,797

		9,697,535
TURKEY — 0.32%
Akbank TAS	128,240	344,424
Anadolu Efes Biracilik ve Malt Sanayii AS	58,445	460,122
Arcelik AS	132,840	702,018
BIM Birlesik Magazalar AS	40,589	690,514
Coca-Cola Icecek AS	19,465	280,417
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	441,106	415,128
Enka Insaat ve Sanayi AS	58,361	106,046
Haci Omer Sabanci Holding AS	56,563	194,092
KOC Holding AS	44,305	197,253
TAV Havalimanlari Holding AS	22,900	174,898
Tupras Turkiye Petrol Rafinerileri ASb	30,487	794,536
Turk Hava Yollari AOb	156,447	511,353
Turk Telekomunikasyon AS	96,690	240,789
Turkiye Garanti Bankasi AS	210,451	624,642
Turkiye Halk Bankasi AS	56,105	245,727
Turkiye Is Bankasi Class C	89,115	174,185
Turkiye Sise ve Cam Fabrikalari AS	61,229	69,369
Turkiye Vakiflar Bankasi Tao Class D	57,252	86,623
Ulker Biskuvi Sanayi AS	23,816	132,756
Yapi ve Kredi Bankasi AS	92,160	127,097

		6,571,989

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
UNITED ARAB EMIRATES — 0.16%
Abu Dhabi Commercial Bank PJSC	295,777	$666,803
Aldar Properties PJSC	792,367	580,339
DP World Ltd.	31,475	716,056
Emaar Properties PJSC	576,094	1,239,148

		3,202,346
UNITED KINGDOM — 14.74%
3i Group PLC	263,579	2,276,630
Aggreko PLC	24,274	454,555
Amec Foster Wheeler PLC	83,866	1,073,158
Anglo American PLC	164,880	2,087,180
ARM Holdings PLC	152,285	2,393,043
AstraZeneca PLC	142,209	9,586,824
Aviva PLC	431,441	3,500,973
BAE Systems PLC	266,835	1,999,534
Barclays PLC	1,784,139	8,044,801
BG Group PLC	397,773	6,781,421
BHP Billiton PLC	238,847	4,407,425
BP PLC	2,008,330	12,393,404
British American Tobacco PLC	215,736	12,796,301
British Land Co. PLC (The)	97,612	1,281,041
BT Group PLC	1,018,592	7,382,495
Bunzl PLC	68,731	1,967,052
Burberry Group PLC	46,945	1,178,716
Capita PLC	141,799	2,885,458
Carnival PLC	30,821	1,708,377
Centrica PLC	624,317	2,596,368
Coca-Cola HBC AG	28,167	588,113
Compass Group PLC	271,615	4,344,518
Diageo PLC	298,845	8,345,294
Experian PLC	153,201	2,871,234
Fresnillo PLC	17,175	173,406
G4S PLC	265,672	1,138,855
GlaxoSmithKline PLC	533,799	11,628,592
Glencore PLC	1,165,671	3,783,583
HSBC Holdings PLC	2,115,548	19,137,717
ICAP PLC	135,568	1,092,676
Imperial Tobacco Group PLC	131,446	6,902,341
InterContinental Hotels Group PLC	53,187	2,239,295
ITV PLC	497,846	2,180,727
J Sainsbury PLC[a]	217,646	899,698
Johnson Matthey PLC	39,159	1,781,288
Kingfisher PLC	368,461	2,073,966
Land Securities Group PLC	92,381	1,871,205

Security	Shares	Value
Legal & General Group PLC	1,010,119	$4,109,391
Lloyds Banking Group PLC	5,970,259	7,751,405
London Stock Exchange Group PLC	34,808	1,418,241
Marks & Spencer Group PLC	248,059	2,105,803
Melrose Industries PLC	112,402	485,517
National Grid PLC	513,418	6,834,944
Next PLC	26,229	3,270,337
Old Mutual PLC	720,043	2,383,214
Pearson PLC	94,014	1,764,908
Persimmon PLC	46,716	1,492,270
Petrofac Ltd.	30,396	417,410
Prudential PLC	326,783	7,687,422
Randgold Resources Ltd.	8,390	505,636
Reckitt Benckiser Group PLC	80,198	7,695,414
RELX PLC	115,187	2,009,598
Rexam PLC	178,251	1,547,965
Rio Tinto PLC	140,835	5,464,658
Rolls-Royce Holdings PLC	193,505	2,397,599
Royal Bank of Scotland Group PLC[b]	267,701	1,429,532
Royal Dutch Shell PLC Class A	399,682	11,476,154
Royal Dutch Shell PLC Class B	280,525	8,144,514
SABMiller PLC	108,833	5,714,064
Sage Group PLC (The)	242,575	1,972,185
Shire PLC	72,173	6,397,157
Sky PLC	110,836	1,971,740
Smith & Nephew PLC	144,083	2,673,367
SSE PLC	130,107	3,075,936
Standard Chartered PLC	261,164	3,994,772
Standard Life PLC	256,163	1,816,430
Tesco PLC	929,985	3,130,329
Tullow Oil PLC	125,263	480,668
Unilever PLC	144,499	6,555,017
United Utilities Group PLC	62,932	875,992
Vedanta Ltd. ADR	154,387	1,242,815
Vodafone Group PLC	2,970,681	11,211,560
Weir Group PLC (The)	26,335	631,642
Wm Morrison Supermarkets PLC	286,780	816,725
Wolseley PLC	50,838	3,376,401
WPP PLC	178,174	4,087,197

		298,263,193

TOTAL COMMON STOCKS
(Cost: $2,014,616,219)		1,995,039,305

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2015

Security	Shares	Value
PREFERRED STOCKS — 1.07%

BRAZIL — 0.55%
Banco Bradesco SA	313,176	$2,504,490
Centrais Eletricas Brasileiras SA Class B	68,700	171,989
Cia. Brasileira de Distribuicao	22,900	503,481
Cia. Energetica de Minas Gerais	108,000	298,870
Cia. Paranaense de Energia Class B	33,800	349,568
Gerdau SA	91,600	158,429
Itau Unibanco Holding SA	362,443	3,195,979
Itausa – Investimentos Itau SA	413,050	1,017,111
Lojas Americanas SA	54,350	274,678
Oi SA	49,902	70,803
Petroleo Brasileiro SA	412,200	1,268,772
Telefonica Brasil SA	29,000	383,663
Usinas Siderurgicas de Minas Gerais SA Class A	68,700	79,147
Vale SA	206,100	885,120

		11,162,100
CHILE — 0.01%
Sociedad Quimica y Minera de Chile SA Series B	9,455	129,331

		129,331
COLOMBIA — 0.08%
Banco Davivienda SA	42,365	392,617
Bancolombia SA	127,682	1,236,022

		1,628,639
GERMANY — 0.36%
Henkel AG & Co. KGaA	25,772	3,075,214
Porsche Automobil Holding SE	16,580	1,254,629
Volkswagen AG	14,979	3,018,638

		7,348,481
SOUTH KOREA — 0.07%
Hyundai Motor Co.	1,832	163,606
Hyundai Motor Co. Series 2	4,122	362,830
Samsung Electronics Co. Ltd.	1,145	900,227

		1,426,663

TOTAL PREFERRED STOCKS
(Cost: $29,030,632)		21,695,214

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.10%

MONEY MARKET FUNDS — 1.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	19,030,898	$19,030,898
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	1,051,402	1,051,402
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	2,202,764	2,202,764

		22,285,064

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,285,064)		22,285,064

TOTAL INVESTMENTS IN SECURITIES — 100.77%
(Cost: $2,065,931,915)		2,039,019,583
Other Assets, Less Liabilities — (0.77)%		(15,608,930)

NET ASSETS — 100.00%		$2,023,410,653

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.91%

AUSTRALIA — 6.67%
AGL Energy Ltd.	3,122,374	$38,245,842
Alumina Ltd.	11,563,012	12,609,582
Amcor Ltd./Australia	5,539,118	58,614,876
AMP Ltd.	13,638,100	66,200,091
APA Group	5,208,269	34,689,972
Aristocrat Leisure Ltd.	2,483,772	15,631,325
Asciano Ltd.	4,394,467	26,236,144
ASX Ltd.	891,602	29,103,556
Aurizon Holdings Ltd.	9,613,457	37,416,117
AusNet Services	8,145,142	8,314,128
Australia & New Zealand Banking Group Ltd.	12,681,252	304,331,870
Bank of Queensland Ltd.	1,647,291	16,633,218
Bendigo & Adelaide Bank Ltd.	1,980,511	19,110,668
BHP Billiton Ltd.	14,740,950	286,321,792
Boral Ltd.	3,515,159	17,140,217
Brambles Ltd.	7,140,581	57,051,320
Caltex Australia Ltd.	1,231,795	31,252,858
CIMIC Group Ltd.	465,108	8,128,942
Coca-Cola Amatil Ltd.	2,637,534	17,974,189
Cochlear Ltd.	263,467	17,658,651
Commonwealth Bank of Australia	7,441,923	478,513,483
Computershare Ltd.	2,201,089	19,978,337
Crown Resorts Ltd.	1,665,156	16,666,870
CSL Ltd.	2,177,746	158,259,637
Dexus Property Group	4,249,868	24,280,537
Federation Centres	14,615,438	32,198,552
Flight Centre Travel Group Ltd.[a]	253,199	6,623,067
Fortescue Metals Group Ltd.[a]	7,275,732	9,911,146
Goodman Group	7,985,593	38,352,014
GPT Group (The)	7,760,368	26,271,598
Harvey Norman Holdings Ltd.	2,527,251	8,277,258
Healthscope Ltd.	5,116,622	10,295,256
Iluka Resources Ltd.	1,970,396	11,402,051
Incitec Pivot Ltd.	7,785,216	20,695,813
Insurance Australia Group Ltd.	10,730,304	46,412,031
James Hardie Industries PLC	2,044,168	28,506,559
Lend Lease Group	2,499,297	28,613,253
Macquarie Group Ltd.	1,359,155	81,993,572
Medibank Pvt Ltd.[b]	12,462,239	19,126,945
Mirvac Group	16,664,424	23,128,921
National Australia Bank Ltd.	11,976,050	305,788,779

Security	Shares	Value
Newcrest Mining Ltd.[b]	3,535,348	$29,258,991
Orica Ltd.	1,728,863	24,388,843
Origin Energy Ltd.	5,074,691	42,259,651
Platinum Asset Management Ltd.	1,081,108	6,017,852
Qantas Airways Ltd.[b]	2,775,771	7,643,956
QBE Insurance Group Ltd.	6,272,294	67,248,487
Ramsay Health Care Ltd.	635,317	31,202,543
REA Group Ltd.	240,779	7,675,588
Rio Tinto Ltd.	2,013,108	78,144,333
Santos Ltd.	4,515,491	24,538,045
Scentre Group	24,489,538	71,216,239
Seek Ltd.	1,472,544	16,328,582
Sonic Healthcare Ltd.	1,756,149	26,656,621
South32 Ltd.[b]	24,246,289	31,782,405
Stockland	10,699,224	33,392,156
Suncorp Group Ltd.	5,899,303	61,819,848
Sydney Airport	4,854,105	19,997,480
Tabcorp Holdings Ltd.	3,703,112	13,188,999
Tatts Group Ltd.	6,499,072	18,994,929
Telstra Corp. Ltd.	19,761,266	94,180,874
TPG Telecom Ltd.	1,272,167	8,884,396
Transurban Group	8,622,443	63,128,976
Treasury Wine Estates Ltd.	2,961,251	12,547,416
Wesfarmers Ltd.	5,173,406	161,271,457
Westfield Corp.	9,105,526	67,067,053
Westpac Banking Corp.	14,313,795	366,425,281
Woodside Petroleum Ltd.	3,397,111	88,934,962
Woolworths Ltd.	5,792,317	121,652,660
WorleyParsons Ltd.	944,996	6,384,414

		4,100,194,074
AUSTRIA — 0.17%
Andritz AG	346,399	19,472,745
Erste Group Bank AGb	1,284,544	38,730,754
IMMOEAST AG Escrow[b]	1,571,072	17
IMMOFINANZ AG Escrow[a,b]	1,157,632	13
OMV AG	674,142	18,043,409
Raiffeisen Bank International AGa,b	540,564	7,943,323
Voestalpine AG	526,587	22,736,736

		106,926,997
BELGIUM — 1.30%
Ageas	1,012,776	41,955,625
Anheuser-Busch InBev NV	3,692,241	442,000,124
Colruyt SA	326,210	15,926,660

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Delhaize Group	466,670	$42,325,644
Groupe Bruxelles Lambert SA	375,906	31,219,593
KBC Groep NV	1,152,566	80,810,782
Proximus	702,116	26,599,887
Solvay SA	276,494	37,192,735
Telenet Group Holding NVb	245,434	13,927,180
UCB SA	579,389	45,104,131
Umicore SA	433,387	19,086,074

		796,148,435
DENMARK — 1.72%
AP Moeller – Maersk A/S Class A	17,103	28,414,043
AP Moeller – Maersk A/S Class B	35,739	61,227,093
Carlsberg A/S Class B	493,954	43,298,823
Coloplast A/S Class B	515,716	37,417,483
Danske Bank A/S	3,192,075	100,296,631
DSV A/S	788,579	27,112,858
ISS A/S	633,764	21,958,937
Novo Nordisk A/S Class B	8,749,829	516,162,888
Novozymes A/S Class B	1,102,870	57,923,313
Pandora A/S	531,246	60,097,570
TDC A/S	3,755,914	28,502,135
Tryg A/S	503,292	10,202,142
Vestas Wind Systems A/S	1,029,859	56,559,099
William Demant Holding A/Sa,b	108,750	8,333,117

		1,057,506,132
FINLAND — 0.83%
Elisa OYJ	660,165	22,370,192
Fortum OYJ	2,058,145	36,383,074
Kone OYJ Class Ba	1,433,719	60,447,152
Metso OYJ	515,716	14,250,422
Neste OYJ	578,791	16,185,173
Nokia OYJ	17,022,767	120,932,926
Nokian Renkaat OYJ[a]	531,246	16,058,878
Orion OYJ Class B	462,894	19,449,628
Sampo OYJ Class A	2,055,039	102,172,970
Stora Enso OYJ Class R	2,524,145	23,858,204
UPM-Kymmene OYJ	2,440,263	45,294,905
Wartsila OYJ Abp	672,589	31,076,867

		508,480,391
FRANCE — 9.79%
Accor SA	956,848	47,229,239
Aeroports de Paris	135,155	16,306,404
Air Liquide SA	1,584,648	207,557,199

Security	Shares	Value
Airbus Group SE	2,705,886	$193,128,092
Alcatel-Lucent[a,b]	12,901,806	48,992,937
Alstom SAb	986,355	29,162,369
ArcelorMittal	4,653,728	42,470,217
Arkema SA	304,554	23,883,817
Atos	388,330	29,741,504
AXA SA	8,891,172	235,761,936
BNP Paribas SA	4,849,446	317,777,751
Bollore SA	3,948,526	21,987,152
Bouygues SA	900,940	33,261,419
Bureau Veritas SA	1,166,543	27,420,398
Cap Gemini SA	705,222	67,826,290
Carrefour SA	2,536,569	87,593,044
Casino Guichard Perrachon SA	264,070	19,725,746
Christian Dior SE	253,199	52,802,244
Cie. de Saint-Gobain	2,169,981	103,488,266
Cie. Generale des Etablissements Michelin Class B	866,754	85,420,900
CNP Assurances	799,983	13,536,338
Credit Agricole SA	4,706,550	74,594,476
Danone SA	2,648,405	180,510,556
Dassault Systemes	584,048	44,376,291
Edenred	942,871	23,662,927
Electricite de France SA	1,112,931	26,670,504
Engie	6,691,684	129,272,008
Essilor International SA	938,212	120,865,671
Eurazeo SA	184,123	12,036,856
Eutelsat Communications SA	726,964	22,288,422
Fonciere des Regions	136,525	11,862,033
Gecina SA	144,469	18,619,278
Groupe Eurotunnel SE Registered	2,157,583	31,192,104
Hermes International	120,301	47,111,578
ICADE	167,766	12,515,258
Iliad SA	119,621	28,553,880
Imerys SA	156,893	11,894,816
JCDecaux SA	330,330	12,720,862
Kering	349,505	67,808,063
Klepierre	825,162	37,784,597
L’Oreal SA	1,147,907	216,049,008
Lagardere SCA	547,336	16,457,573
Legrand SA	1,200,739	74,357,995
LVMH Moet Hennessy Louis Vuitton SE	1,286,144	242,564,115

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Natixis SA	4,303,219	$31,811,776
Numericable-SFR SAS[b]	447,364	24,538,046
Orange SA	8,490,418	140,099,871
Pernod Ricard SA	972,378	117,155,918
Peugeot SAb	1,985,134	40,016,318
Publicis Groupe SA	854,330	65,072,931
Remy Cointreau SA	114,962	8,229,354
Renault SA	886,943	82,099,309
Rexel SA	1,273,720	20,201,360
Safran SA	1,329,648	101,159,608
Sanofi	5,463,021	591,329,320
Schneider Electric SE	2,524,145	177,339,941
SCOR SE	731,623	28,227,019
SES SA	1,458,567	45,387,846
Societe BIC SA	135,151	23,286,707
Societe Generale SA	3,313,229	163,995,867
Sodexo SA	430,281	40,342,112
STMicroelectronics NV	2,976,148	23,388,952
Suez Environnement Co.	1,388,662	26,780,571
Technip SA	470,659	26,946,801
Thales SA	448,917	30,567,622
Total SA	9,785,880	487,347,852
Unibail-Rodamco SE	447,364	119,761,681
Valeo SA	366,588	49,210,520
Vallourec SA	504,849	8,347,216
Veolia Environnement SA	2,065,910	46,392,245
Vinci SA	2,157,557	139,212,605
Vivendi SA	5,463,021	144,467,360
Wendel SA	150,681	20,185,694
Zodiac Aerospace	902,493	27,071,799

		6,018,816,354
GERMANY — 8.36%
adidas AG	959,954	78,983,288
Allianz SE Registered	2,093,884	344,932,167
Axel Springer SE	183,294	10,320,033
BASF SE	4,218,808	366,133,431
Bayer AG Registered	3,790,100	562,380,323
Bayerische Motoren Werke AG	1,525,366	153,867,988
Beiersdorf AG	453,576	38,998,215
Brenntag AG	689,672	38,579,266
Commerzbank AGb	4,863,741	63,329,121
Continental AG	518,822	116,679,061
Daimler AG Registered	4,423,844	397,808,710
Deutsche Annington Immobilien SE	2,059,905	64,635,181

Security	Shares	Value
Deutsche Bank AG Registered	6,323,543	$223,709,918
Deutsche Boerse AG	885,390	80,830,600
Deutsche Lufthansa AG Registered[b]	1,054,707	14,391,373
Deutsche Post AG Registered	4,408,314	134,036,903
Deutsche Telekom AG Registered	14,565,421	264,723,429
Deutsche Wohnen AG Bearer	1,337,413	33,254,314
E.ON SE	9,197,173	122,039,606
Evonik Industries AG	641,025	25,804,603
Fraport AG Frankfurt Airport Services Worldwide[a]	163,105	10,774,553
Fresenius Medical Care AG & Co. KGaA	997,246	81,897,354
Fresenius SE & Co. KGaA	1,739,720	120,767,437
GEA Group AG	821,721	34,998,723
Hannover Rueck SE	276,494	29,503,691
HeidelbergCement AG	639,976	49,106,544
Henkel AG & Co. KGaA	528,140	53,642,592
HUGO BOSS AG	306,021	37,124,192
Infineon Technologies AG	5,208,269	58,723,219
K+S AG Registered	868,653	35,855,570
Kabel Deutschland Holding AGb	105,644	14,415,019
Lanxess AG	422,516	24,521,893
Linde AG	852,777	162,151,057
MAN SE	158,446	16,620,112
Merck KGaA	590,260	60,402,034
METRO AG	734,729	23,338,260
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	793,743	146,716,610
Osram Licht AG	403,880	23,132,404
ProSiebenSat.1 Media SE Registered	1,008,117	51,848,245
QIAGEN NVb	1,078,002	30,401,062
RTL Group SAb	181,741	16,633,990
RWE AG	2,252,310	47,156,419
SAP SE	4,499,961	324,458,573
Siemens AG Registered	3,628,548	390,637,186
Symrise AG	566,965	37,916,685
Telefonica Deutschland Holding AG	2,704,333	16,896,479
ThyssenKrupp AG	1,825,155	46,551,434
United Internet AG Registered[c]	568,518	28,287,712

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Volkswagen AG	139,810	$28,430,041

		5,138,346,620
HONG KONG — 3.15%
AIA Group Ltd.	55,298,800	360,227,210
ASM Pacific Technology Ltd.[a]	1,089,100	9,862,211
Bank of East Asia Ltd. (The)	5,284,240	21,403,343
BOC Hong Kong Holdings Ltd.	17,869,500	72,033,058
Cathay Pacific Airways Ltd.	5,359,000	12,678,052
Cheung Kong Infrastructure Holdings Ltd.	3,126,792	27,205,103
Cheung Kong Property Holdings Ltd.[b]	12,369,184	103,072,545
CK Hutchison Holdings Ltd.	12,405,184	184,182,330
CLP Holdings Ltd.	8,551,500	72,638,607
First Pacific Co. Ltd./Hong Kong	10,058,250	8,057,187
Galaxy Entertainment Group Ltd.	10,891,000	50,153,980
Hang Lung Properties Ltd.	10,343,000	29,552,191
Hang Seng Bank Ltd.	3,418,600	70,071,532
Henderson Land Development Co. Ltd.	5,779,724	38,172,138
HKT Trust & HKT Ltd.	12,444,440	15,153,634
Hong Kong & China Gas Co. Ltd.	32,459,942	66,240,507
Hong Kong Exchanges and Clearing Ltd.	5,126,900	139,013,503
Hysan Development Co. Ltd.[a]	3,126,797	13,390,821
Kerry Properties Ltd.	2,873,500	10,730,728
Li & Fung Ltd.[a]	27,118,400	20,988,661
Link REIT (The)	10,881,258	64,004,923
MGM China Holdings Ltd.	4,356,400	9,249,686
MTR Corp. Ltd.	6,998,500	31,190,508
New World Development Co. Ltd.	24,076,132	29,100,184
NWS Holdings Ltd.	6,684,000	10,053,202
PCCW Ltd.	18,656,000	11,166,214
Power Assets Holdings Ltd.	6,573,500	61,942,156
Sands China Ltd.	11,189,600	49,508,311
Shangri-La Asia Ltd.[a]	6,432,666	8,297,752
Sino Land Co. Ltd.	12,464,000	19,357,682
SJM Holdings Ltd.[a]	8,811,000	10,229,093
Sun Hung Kai Properties Ltd.	7,785,000	119,602,376
Swire Pacific Ltd. Class A	2,863,000	36,690,924
Swire Properties Ltd.	5,284,255	17,006,845
Techtronic Industries Co. Ltd.	6,222,033	21,951,241

Security	Shares	Value
WH Group Ltd.[a,b,d]	27,187,500	$17,429,908
Wharf Holdings Ltd. (The)	7,044,912	44,710,560
Wheelock & Co. Ltd.	4,680,000	24,238,226
Wynn Macau Ltd.	8,083,600	16,704,626
Yue Yuen Industrial Holdings Ltd.	3,116,000	10,129,020

		1,937,390,778
IRELAND — 0.37%
Bank of Ireland[b]	124,841,323	52,827,562
CRH PLC	3,588,170	106,701,575
Irish Bank Resolution Corp. Ltd.[b]	3,570,811	39
Kerry Group PLC Class A	736,282	56,252,238
Ryanair Holdings PLC	177,504	2,443,597
Ryanair Holdings PLC ADR	96,905	7,181,630

		225,406,641
ISRAEL — 0.66%
Azrieli Group	169,317	7,034,728
Bank Hapoalim BM	4,673,937	26,012,188
Bank Leumi le-Israel BMb	6,373,019	27,815,879
Bezeq The Israeli Telecommunication Corp. Ltd.	8,799,525	16,262,647
Delek Group Ltd.	21,737	6,438,497
Israel Chemicals Ltd.	2,343,957	16,239,297
Israel Corp. Ltd. (The)	13,997	4,945,345
Mizrahi Tefahot Bank Ltd.	585,601	7,515,344
NICE-Systems Ltd.	275,481	17,190,348
Teva Pharmaceutical Industries Ltd.	3,939,208	276,890,947

		406,345,220
ITALY — 2.37%
Assicurazioni Generali SpA	5,463,021	108,222,259
Atlantia SpA	1,955,627	52,547,618
Banca Monte dei Paschi di Siena SpA[b]	10,657,419	21,265,384
Banco Popolare SCb	1,524,036	26,587,701
CNH Industrial NV	4,428,503	39,876,588
Enel Green Power SpA	8,726,514	18,232,060
Enel SpA	32,300,712	152,956,415
Eni SpA	11,789,650	207,891,740
EXOR SpA	484,636	24,555,747
Finmeccanica SpA[b]	1,810,343	26,242,073
Intesa Sanpaolo SpA	56,955,631	220,371,914
Intesa Sanpaolo SpA RSP	5,481,657	18,423,600

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Luxottica Group SpA	793,743	$57,923,683
Mediobanca SpA	2,808,404	30,764,916
Pirelli & C. SpA	1,281,485	21,379,321
Prysmian SpA	953,129	21,998,525
Saipem SpA[a,b]	1,231,737	10,805,427
Snam SpA	10,391,670	51,435,954
Telecom Italia SpA[b]	47,082,483	62,683,010
Telecom Italia SpA RSP	27,987,594	29,221,386
Tenaris SA	2,193,296	27,843,300
Terna Rete Elettrica Nazionale SpA	7,530,464	35,326,870
UniCredit SpA	21,942,290	146,306,176
Unione di Banche Italiane SpA	3,896,165	31,811,578
UnipolSai SpA	4,178,430	10,931,966

		1,455,605,211
JAPAN — 22.44%
ABC-Mart Inc.	36,500	2,194,802
Acom Co. Ltd.[b]	1,865,670	8,869,443
Advantest Corp.	629,200	5,510,166
Aeon Co. Ltd.	3,108,000	47,575,140
AEON Financial Service Co. Ltd.	467,990	12,200,716
Aeon Mall Co. Ltd.	494,610	9,297,766
Air Water Inc.	330,000	5,731,950
Aisin Seiki Co. Ltd.	881,100	35,771,686
Ajinomoto Co. Inc.	3,156,000	72,649,518
Alfresa Holdings Corp.	623,200	10,457,507
Amada Holdings Co. Ltd.	1,555,000	15,249,405
ANA Holdings Inc.	4,681,000	14,923,887
Aozora Bank Ltd.	4,679,000	17,976,545
Asahi Glass Co. Ltd.	4,679,000	27,455,773
Asahi Group Holdings Ltd.	1,710,500	57,391,731
Asahi Kasei Corp.	5,747,000	43,704,939
ASICS Corp.	778,500	22,400,843
Astellas Pharma Inc.	9,943,450	149,839,954
Bandai Namco Holdings Inc.	778,500	17,273,469
Bank of Kyoto Ltd. (The)	1,954,000	23,073,586
Bank of Yokohama Ltd. (The)	5,461,000	34,742,001
Benesse Holdings Inc.	312,600	8,439,784
Bridgestone Corp.	2,952,900	111,494,945
Brother Industries Ltd.	1,089,100	15,066,931
Calbee Inc.	312,600	13,952,766
Canon Inc.	5,126,900	164,365,364
Casio Computer Co. Ltd.[a]	933,800	18,639,069
Central Japan Railway Co.	655,300	114,880,471

Security	Shares	Value
Chiba Bank Ltd. (The)	3,126,000	$24,953,501
Chiyoda Corp.	483,000	3,898,462
Chubu Electric Power Co. Inc.	3,024,000	51,378,345
Chugai Pharmaceutical Co. Ltd.	1,089,100	39,645,191
Chugoku Bank Ltd. (The)	778,500	12,177,513
Chugoku Electric Power Co. Inc. (The)	1,340,700	20,073,437
Citizen Holdings Co. Ltd.	1,244,600	8,317,759
COLOPL Inc.[a]	312,600	6,080,681
Credit Saison Co. Ltd.	623,200	13,812,561
Dai Nippon Printing Co. Ltd.	3,126,000	34,743,145
Dai-ichi Life Insurance Co. Ltd. (The)	5,126,952	104,363,961
Daicel Corp.	1,151,000	15,625,990
Daihatsu Motor Co. Ltd.	783,100	11,137,029
Daiichi Sankyo Co. Ltd.	2,952,795	60,512,099
Daikin Industries Ltd.	1,089,100	70,499,875
Daito Trust Construction Co. Ltd.	312,600	33,040,050
Daiwa House Industry Co. Ltd.	2,952,700	73,582,156
Daiwa Securities Group Inc.	7,785,000	60,554,538
Denso Corp.	2,209,200	109,662,053
Dentsu Inc.	947,300	53,751,314
Don Quijote Holdings Co. Ltd.	510,800	21,809,855
East Japan Railway Co.	1,555,000	153,749,142
Eisai Co. Ltd.	1,187,500	77,588,381
Electric Power Development Co. Ltd.	623,200	21,553,832
FamilyMart Co. Ltd.	268,300	12,993,260
FANUC Corp.	933,800	155,865,725
Fast Retailing Co. Ltd.	230,300	114,076,524
Fuji Electric Co. Ltd.	2,683,000	11,109,238
Fuji Heavy Industries Ltd.	2,650,000	98,068,929
FUJIFILM Holdings Corp.	2,176,200	86,410,395
Fujitsu Ltd.	8,811,000	46,268,506
Fukuoka Financial Group Inc.	4,015,000	20,675,330
GungHo Online Entertainment Inc.[a]	1,865,600	6,203,860
Gunma Bank Ltd. (The)	1,943,000	14,459,389
Hachijuni Bank Ltd. (The)	1,578,000	12,265,338
Hakuhodo DY Holdings Inc.	1,089,120	12,192,659
Hamamatsu Photonics KK	623,200	16,247,112
Hankyu Hanshin Holdings Inc.	5,629,000	35,619,968
Hikari Tsushin Inc.	157,800	11,029,888
Hino Motors Ltd.	1,244,400	16,140,690
Hirose Electric Co. Ltd.	162,770	19,483,265

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Hiroshima Bank Ltd. (The)	1,578,000	$9,259,502
Hisamitsu Pharmaceutical Co. Inc.	181,400	6,603,285
Hitachi Chemical Co. Ltd.	467,900	8,289,604
Hitachi Construction Machinery Co. Ltd.	467,900	7,798,648
Hitachi High-Technologies Corp.	268,300	6,269,248
Hitachi Ltd.	22,092,000	143,434,398
Hitachi Metals Ltd.	660,000	9,828,484
Hokuhoku Financial Group Inc.	5,747,000	13,591,113
Hokuriku Electric Power Co.	778,500	11,982,723
Honda Motor Co. Ltd.	7,301,100	234,510,896
Hoya Corp.	2,020,900	85,602,189
Hulic Co. Ltd.	1,399,700	13,861,995
IBIDEN Co. Ltd.	467,900	7,753,329
Idemitsu Kosan Co. Ltd.	467,900	8,614,390
IHI Corp.	6,232,000	24,798,224
Iida Group Holdings Co. Ltd.	778,580	13,674,402
INPEX Corp.	4,350,443	47,421,391
Isetan Mitsukoshi Holdings Ltd.	1,555,000	28,352,597
Isuzu Motors Ltd.	2,766,500	38,361,895
ITOCHU Corp.	7,301,100	89,632,133
ITOCHU Techno-Solutions Corp.	236,100	5,520,656
Iyo Bank Ltd. (The)	933,800	11,893,429
J Front Retailing Co. Ltd.	1,220,300	22,978,812
Japan Airlines Co. Ltd.	708,000	26,743,936
Japan Airport Terminal Co. Ltd.	157,800	8,406,150
Japan Display Inc.[a,b]	1,865,600	5,797,296
Japan Exchange Group Inc.	1,234,700	43,051,810
Japan Prime Realty Investment Corp.	3,126	10,130,264
Japan Real Estate Investment Corp.	4,895	21,967,150
Japan Retail Fund Investment Corp.	10,891	21,360,935
Japan Tobacco Inc.	4,982,900	193,592,874
JFE Holdings Inc.	2,259,975	42,419,564
JGC Corp.	1,578,000	26,988,837
Joyo Bank Ltd. (The)	3,126,000	18,519,585
JSR Corp.	797,300	13,282,434
JTEKT Corp.	933,800	16,151,850
JX Holdings Inc.	10,098,500	43,126,166
Kajima Corp.	4,215,000	20,956,778

Security	Shares	Value
Kakaku.com Inc.	623,200	$9,924,320
Kamigumi Co. Ltd.	1,151,000	10,841,576
Kaneka Corp.	1,151,000	8,314,662
Kansai Electric Power Co. Inc. (The)[b]	3,263,300	44,302,600
Kansai Paint Co. Ltd.	727,000	11,847,234
Kao Corp.	2,331,500	118,386,267
Kawasaki Heavy Industries Ltd.	6,232,000	27,363,558
KDDI Corp.	7,952,600	202,224,999
Keihan Electric Railway Co. Ltd.	1,578,000	10,329,376
Keikyu Corp.	2,568,000	21,162,500
Keio Corp.	2,683,000	22,370,063
Keisei Electric Railway Co. Ltd.	1,578,000	19,283,199
Keyence Corp.	198,423	100,096,352
Kikkoman Corp.	599,000	20,982,768
Kintetsu Group Holdings Co. Ltd.	7,785,000	27,773,276
Kirin Holdings Co. Ltd.	3,729,200	57,460,291
Kobe Steel Ltd.	13,997,000	21,691,142
Koito Manufacturing Co. Ltd.	328,000	12,906,090
Komatsu Ltd.	4,350,400	80,585,722
Konami Corp.	467,900	9,773,802
Konica Minolta Inc.	2,176,200	27,172,859
Kubota Corp.	5,011,000	85,886,101
Kuraray Co. Ltd.	1,555,200	18,351,850
Kurita Water Industries Ltd.	467,900	10,238,322
Kyocera Corp.	1,420,200	73,305,452
Kyowa Hakko Kirin Co. Ltd.	1,578,000	25,702,442
Kyushu Electric Power Co. Inc.[b]	1,953,500	27,719,060
Lawson Inc.	268,300	19,987,966
LIXIL Group Corp.	1,244,480	25,001,095
M3 Inc.	940,900	22,198,238
Mabuchi Motor Co. Ltd.	312,600	18,746,664
Makita Corp.	623,200	34,455,951
Marubeni Corp.	7,456,400	41,526,422
Marui Group Co. Ltd.	1,089,100	15,269,113
Maruichi Steel Tube Ltd.	157,800	4,069,341
Mazda Motor Corp.	2,486,800	48,884,954
McDonald’s Holdings Co. Japan Ltd.[a]	312,600	6,660,995
Medipal Holdings Corp.	623,200	11,106,385
MEIJI Holdings Co. Ltd.	268,352	38,185,930
Minebea Co. Ltd.	1,578,000	24,747,197
Miraca Holdings Inc.	268,300	12,365,253
Mitsubishi Chemical Holdings Corp.	6,214,000	40,625,853

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Mitsubishi Corp.	6,214,000	$134,391,323
Mitsubishi Electric Corp.	9,338,000	100,506,259
Mitsubishi Estate Co. Ltd.	5,691,000	126,548,327
Mitsubishi Gas Chemical Co. Inc.	1,578,000	8,762,775
Mitsubishi Heavy Industries Ltd.	13,997,000	74,133,996
Mitsubishi Logistics Corp.	477,000	6,945,462
Mitsubishi Materials Corp.	5,747,000	20,827,338
Mitsubishi Motors Corp.	2,952,700	25,143,053
Mitsubishi Tanabe Pharma Corp.	1,034,300	17,247,377
Mitsubishi UFJ Financial Group Inc.	58,404,880	424,265,644
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,176,200	11,680,641
Mitsui & Co. Ltd.	7,767,000	101,025,227
Mitsui Chemicals Inc.	3,687,000	13,837,968
Mitsui Fudosan Co. Ltd.	4,210,000	119,899,794
Mitsui OSK Lines Ltd.	4,689,000	14,078,922
Mixi Inc.[a]	157,800	6,839,550
Mizuho Financial Group Inc.	105,315,460	227,725,184
MS&AD Insurance Group Holdings Inc.	2,209,288	69,669,383
Murata Manufacturing Co. Ltd.	946,800	140,611,970
Nabtesco Corp.	467,900	10,298,747
Nagoya Railroad Co. Ltd.	4,679,000	17,598,886
NEC Corp.	11,186,000	35,753,307
Nexon Co. Ltd.	623,200	8,556,142
NGK Insulators Ltd.	1,578,000	40,502,361
NGK Spark Plug Co. Ltd.	778,500	20,641,450
NH Foods Ltd.	727,000	17,691,634
NHK Spring Co. Ltd.	623,200	6,614,536
Nidec Corp.	946,800	84,863,909
Nikon Corp.	1,710,300	20,347,732
Nintendo Co. Ltd.	478,800	84,286,113
Nippon Building Fund Inc.	6,232	27,866,564
Nippon Electric Glass Co. Ltd.	1,667,500	8,102,304
Nippon Express Co. Ltd.	4,215,000	22,317,608
Nippon Paint Holdings Co. Ltd.	692,000	19,856,007
Nippon Prologis REIT Inc.	6,232	12,298,511
Nippon Steel & Sumitomo Metal Corp.	34,235,350	80,991,009
Nippon Telegraph & Telephone Corp.	3,418,600	131,437,920

Security	Shares	Value
Nippon Yusen KK	7,279,000	$19,916,712
Nissan Motor Co. Ltd.	11,496,200	111,208,650
Nisshin Seifun Group Inc.	1,015,397	14,571,822
Nissin Foods Holdings Co. Ltd.	268,300	12,105,388
Nitori Holdings Co. Ltd.	312,600	28,082,150
Nitto Denko Corp.	778,500	59,002,502
NOK Corp.	467,900	13,727,887
Nomura Holdings Inc.	16,647,000	118,428,232
Nomura Real Estate Holdings Inc.	574,700	11,475,909
Nomura Research Institute Ltd.	467,900	19,222,818
NSK Ltd.	2,257,600	29,191,454
NTT Data Corp.	574,791	27,511,285
NTT DOCOMO Inc.	6,990,517	147,517,710
NTT Urban Development Corp.	467,900	4,603,657
Obayashi Corp.	2,683,000	20,680,939
Odakyu Electric Railway Co. Ltd.	3,126,000	31,311,724
Oji Holdings Corp.	4,215,000	18,439,243
Olympus Corp.	1,104,600	42,349,167
Omron Corp.	933,800	36,667,638
Ono Pharmaceutical Co. Ltd.	356,000	42,957,343
Oracle Corp. Japan	157,800	6,648,501
Oriental Land Co. Ltd./Japan	897,900	57,028,735
ORIX Corp.	6,058,700	90,615,207
Osaka Gas Co. Ltd.	8,811,000	35,266,757
Otsuka Corp.	160,500	8,433,391
Otsuka Holdings Co. Ltd.	1,710,300	61,471,132
Panasonic Corp.	10,253,868	120,585,057
Park24 Co. Ltd.	467,900	8,516,199
Rakuten Inc.	4,102,800	66,081,257
Recruit Holdings Co. Ltd.	623,200	19,667,557
Resona Holdings Inc.	10,098,500	55,605,123
Ricoh Co. Ltd.	3,263,300	32,226,059
Rinnai Corp.	157,800	11,169,991
Rohm Co. Ltd.	421,500	24,426,894
Sankyo Co. Ltd.	268,300	10,199,709
Sanrio Co. Ltd.[a]	178,100	4,959,401
Santen Pharmaceutical Co. Ltd.	1,710,300	25,193,087
SBI Holdings Inc./Japan	1,089,180	15,147,158
Secom Co. Ltd.	976,300	65,861,539
Sega Sammy Holdings Inc.	786,138	9,828,708
Seibu Holdings Inc.	778,500	17,851,556
Seiko Epson Corp.	1,244,400	22,026,468
Sekisui Chemical Co. Ltd.	1,669,000	18,549,683

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Sekisui House Ltd.	2,642,100	$39,313,220
Seven & I Holdings Co. Ltd.	3,418,680	157,944,423
Seven Bank Ltd.	2,642,100	12,603,262
Sharp Corp./Japan[a,b]	6,657,000	8,811,881
Shikoku Electric Power Co. Inc.	778,500	13,113,762
Shimadzu Corp.	654,000	9,754,970
Shimamura Co. Ltd.	157,800	16,302,837
Shimano Inc.	367,500	51,048,670
Shimizu Corp.	2,683,000	23,561,112
Shin-Etsu Chemical Co. Ltd.	1,865,600	111,684,533
Shinsei Bank Ltd.	7,785,000	17,028,411
Shionogi & Co. Ltd.	1,399,700	55,865,987
Shiseido Co. Ltd.	1,710,300	41,420,196
Shizuoka Bank Ltd. (The)	3,126,000	35,373,921
Showa Shell Sekiyu KK	778,700	7,322,212
SMC Corp./Japan	239,000	60,688,002
SoftBank Group Corp.	4,402,600	244,515,845
Sompo Japan Nipponkoa Holdings Inc.	1,555,050	54,874,520
Sony Corp.[b]	5,680,800	161,994,160
Sony Financial Holdings Inc.	881,100	16,861,763
Stanley Electric Co. Ltd.	727,900	15,569,111
Sumitomo Chemical Co. Ltd.	6,312,000	36,070,027
Sumitomo Corp.	5,127,100	58,370,189
Sumitomo Dainippon Pharma Co. Ltd.	778,500	9,318,500
Sumitomo Electric Industries Ltd.	3,418,600	51,032,735
Sumitomo Heavy Industries Ltd.	2,683,000	13,556,302
Sumitomo Metal Mining Co. Ltd.	2,080,000	28,028,250
Sumitomo Mitsui Financial Group Inc.	5,903,400	264,162,796
Sumitomo Mitsui Trust Holdings Inc.	15,550,600	72,271,161
Sumitomo Realty & Development Co. Ltd.	1,650,000	57,918,802
Sumitomo Rubber Industries Ltd.	778,500	11,750,232
Suntory Beverage & Food Ltd.	623,200	26,357,545
Suruga Bank Ltd.	1,399,700	30,085,162
Suzuken Co. Ltd./Aichi Japan	340,524	12,065,865
Suzuki Motor Corp.	1,587,300	55,352,756
Sysmex Corp.	631,200	40,909,932
T&D Holdings Inc.	2,642,100	40,294,184
Taiheiyo Cement Corp.	6,232,000	20,572,969

Security	Shares	Value
Taisei Corp.	4,679,000	$27,531,305
Taisho Pharmaceutical Holdings Co. Ltd.	115,100	7,738,674
Taiyo Nippon Sanso Corp.	659,600	7,762,192
Takashimaya Co. Ltd.	1,578,000	15,118,334
Takeda Pharmaceutical Co. Ltd.	3,578,400	180,226,934
TDK Corp.	574,700	40,309,480
Teijin Ltd.	4,215,000	15,411,397
Terumo Corp.	1,399,700	36,151,903
THK Co. Ltd.	467,900	9,078,910
Tobu Railway Co. Ltd.	4,679,000	22,546,213
Toho Co. Ltd./Tokyo	467,900	11,088,054
Toho Gas Co. Ltd.	1,578,000	9,437,814
Tohoku Electric Power Co. Inc.	2,106,700	30,930,121
Tokio Marine Holdings Inc.	3,156,000	131,568,990
Tokyo Electric Power Co. Inc.[b]	6,679,900	47,985,076
Tokyo Electron Ltd.	778,500	42,985,742
Tokyo Gas Co. Ltd.	10,891,000	58,861,242
Tokyo Tatemono Co. Ltd.	870,500	12,190,302
Tokyu Corp.	5,547,000	40,831,866
Tokyu Fudosan Holdings Corp.	2,331,500	17,613,980
TonenGeneral Sekiyu KK	1,578,000	15,806,110
Toppan Printing Co. Ltd.	2,683,000	23,366,213
Toray Industries Inc.	6,626,000	52,806,912
Toshiba Corp.	18,656,000	57,220,065
TOTO Ltd.	1,578,000	25,727,915
Toyo Seikan Group Holdings Ltd.	727,900	11,356,638
Toyo Suisan Kaisha Ltd.	315,600	11,946,923
Toyoda Gosei Co. Ltd.	268,300	5,937,920
Toyota Industries Corp.	778,500	43,167,965
Toyota Motor Corp.	12,466,200	830,409,206
Toyota Tsusho Corp.	1,034,300	26,255,083
Trend Micro Inc./Japan	467,900	17,145,696
Unicharm Corp.	1,865,600	44,880,107
United Urban Investment Corp.	10,891	15,822,915
USS Co. Ltd.	1,034,380	18,192,131
West Japan Railway Co.	778,500	55,980,116
Yahoo Japan Corp.	6,679,922	29,276,384
Yakult Honsha Co. Ltd.	341,300	22,671,609
Yamada Denki Co. Ltd.	3,698,650	14,150,370
Yamaguchi Financial Group Inc.	1,578,000	21,104,532
Yamaha Corp.	727,900	17,161,273
Yamaha Motor Co. Ltd.	1,244,400	28,303,961
Yamato Holdings Co. Ltd.	1,555,000	34,502,563

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Yamazaki Baking Co. Ltd.	289,000	$4,613,923
Yaskawa Electric Corp.	1,089,100	12,930,837
Yokogawa Electric Corp.	1,089,100	12,253,968
Yokohama Rubber Co. Ltd. (The)	786,500	15,578,280

		13,793,311,996
NETHERLANDS — 2.93%
Aegon NV	8,350,628	64,620,261
Akzo Nobel NV	1,132,377	81,584,691
Altice SAa,b	400,774	50,921,456
ASML Holding NV	1,613,907	161,622,506
Boskalis Westminster NV	386,777	19,018,352
Delta Lloyd NV	987,908	17,643,943
Fiat Chrysler Automobiles NVb	4,200,172	66,360,026
Gemalto NVa	365,035	31,534,733
Heineken Holding NV	466,000	32,559,761
Heineken NV	1,060,919	84,090,519
ING Groep NV CVA	17,704,674	303,000,111
Koninklijke Ahold NV	4,083,677	81,777,313
Koninklijke DSM NV	827,929	47,575,502
Koninklijke KPN NV	14,706,784	58,495,661
Koninklijke Philips NV	4,277,842	119,648,183
Koninklijke Vopak NV	321,808	16,924,164
NN Group NV	832,588	25,844,172
OCI NVb	392,989	13,271,140
Randstad Holding NV	573,177	39,478,350
RELX NV	4,930,901	82,644,755
TNT Express NV	2,166,546	18,264,000
Unilever NV CVA	7,482,321	337,369,926
Wolters Kluwer NV	1,384,003	46,148,725

		1,800,398,250
NEW ZEALAND — 0.13%
Auckland International Airport Ltd.	4,289,140	15,414,581
Contact Energy Ltd.	1,494,306	4,913,704
Fletcher Building Ltd.	3,135,320	16,495,721
Meridian Energy Ltd.	5,535,654	8,274,003
Mighty River Power Ltd.	3,173,419	5,818,362
Ryman Healthcare Ltd.	1,725,817	9,630,266
Spark New Zealand Ltd.	8,378,798	16,475,465

		77,022,102
NORWAY — 0.61%
DNB ASA	4,481,325	73,431,357
Gjensidige Forsikring ASA	919,576	14,830,685
Norsk Hydro ASA	6,162,011	23,097,545

Security	Shares	Value
Orkla ASA	3,707,771	$29,739,344
Seadrill Ltd.[a]	1,741,273	15,819,336
Statoil ASA	5,116,622	86,988,585
Subsea 7 SAb	1,295,482	11,402,811
Telenor ASA	3,443,701	75,916,178
Yara International ASA	826,376	41,334,811

		372,560,652
PORTUGAL — 0.15%
Banco Comercial Portugues SA Registered[a,b]	173,567,200	13,423,604
EDP – Energias de Portugal SA	10,293,206	38,302,417
Galp Energia SGPS SA	1,801,860	21,002,788
Jeronimo Martins SGPS SA	1,177,414	17,600,720

		90,329,529
SINGAPORE — 1.32%
Ascendas REIT	9,785,900	17,307,519
CapitaLand Commercial Trust	9,785,900	10,191,411
CapitaLand Ltd.[a]	12,428,000	29,246,627
CapitaLand Mall Trust	10,875,000	15,895,637
City Developments Ltd.	2,486,800	16,956,694
ComfortDelGro Corp. Ltd.	9,785,900	21,527,121
DBS Group Holdings Ltd.	7,925,900	116,892,978
Genting Singapore PLC	27,649,400	17,782,264
Global Logistic Properties Ltd.[a]	14,602,200	24,545,100
Golden Agri-Resources Ltd.	31,844,594	7,331,029
Hutchison Port Holdings Trust[a]	24,698,700	14,819,220
Jardine Cycle & Carriage Ltd.[a]	403,554	8,715,209
Keppel Corp. Ltd.[a]	6,835,200	37,465,468
Noble Group Ltd.[a]	20,971,527	6,973,650
Oversea-Chinese Banking Corp. Ltd.	13,604,798	102,311,899
SembCorp Industries Ltd.[a]	4,350,400	11,350,528
Sembcorp Marine Ltd[a]	3,418,600	6,520,899
Singapore Airlines Ltd.	2,642,100	20,738,255
Singapore Exchange Ltd.	3,729,200	21,721,643
Singapore Press Holdings Ltd.[a]	6,519,750	19,917,091
Singapore Technologies Engineering Ltd.	7,301,100	17,501,723
Singapore Telecommunications Ltd.	36,658,885	109,577,461
StarHub Ltd.	2,486,800	6,960,786
Suntec REIT	11,340,900	14,131,575
United Overseas Bank Ltd.	5,903,400	95,779,785

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
UOL Group Ltd.[a]	2,331,500	$11,416,393
Wilmar International Ltd.	8,854,100	20,706,804
Yangzijiang Shipbuilding Holdings Ltd.[a]	8,543,500	8,054,604

		812,339,373
SPAIN — 3.53%
Abertis Infraestructuras SA	2,145,970	35,339,391
ACS Actividades de Construccion y Servicios SA	890,833	30,068,443
Aena SAb,d	310,680	34,462,791
Amadeus IT Holding SA Class A	2,082,993	91,388,412
Banco Bilbao Vizcaya Argentaria SA	29,135,501	296,602,040
Banco de Sabadell SAa	22,801,057	52,247,699
Banco Popular Espanol SA	8,223,301	37,968,374
Banco Santander SA	66,183,564	459,504,493
Bankia SA	21,432,614	28,486,835
Bankinter SA	3,136,147	24,369,155
CaixaBank SA	10,633,998	47,689,093
Distribuidora Internacional de Alimentacion SA	2,918,687	18,377,635
Enagas SA	661,825	18,704,545
Endesa SA	1,454,864	30,765,768
Ferrovial SA	2,050,380	50,155,136
Gas Natural SDG SA	1,690,024	36,943,017
Grifols SA	683,954	30,370,248
Iberdrola SA	25,311,183	179,647,596
Industria de Diseno Textil SA	5,031,187	173,292,735
International Consolidated Airlines Group SAb	3,808,736	31,863,605
Mapfre SA	4,813,727	15,561,778
Red Electrica Corp. SA	383,283	30,815,936
Repsol SA	4,952,121	83,711,691
Telefonica SA	20,737,298	319,387,840
Zardoya Otis SA	816,083	9,007,479
Zardoya Otis SA New[b]	32,930	363,463

		2,167,095,198
SWEDEN — 2.89%
Alfa Laval AB	1,421,295	26,303,090
Assa Abloy AB	4,582,290	93,565,196
Atlas Copco AB Class A	3,042,947	83,672,704
Atlas Copco AB Class B	1,806,519	44,639,478
Boliden AB	1,258,190	23,372,632
Electrolux AB Class B	1,107,529	32,042,580

Security	Shares	Value
Elekta AB Class Ba	1,696,246	$11,334,153
Getinge AB Class B	923,559	22,799,804
Hennes & Mauritz AB Class B	4,346,174	173,940,215
Hexagon AB Class B	1,188,285	38,646,907
Husqvarna AB Class B	1,926,120	14,139,195
ICA Gruppen AB	351,058	12,887,219
Industrivarden AB Class C	691,225	13,146,768
Investment AB Kinnevik Class B	1,074,896	34,608,157
Investor AB Class B	2,100,096	81,526,455
Lundin Petroleum ABa,b	1,009,670	14,729,309
Millicom International Cellular SA SDR	304,468	22,403,539
Nordea Bank AB	13,919,253	174,489,784
Sandvik AB	4,874,314	49,565,056
Securitas AB Class B	1,424,960	20,555,024
Skandinaviska Enskilda Banken AB Class A	6,949,522	84,281,816
Skanska AB Class B	1,700,989	36,041,433
SKF AB Class B	1,808,072	35,590,474
Svenska Cellulosa AB SCA Class B	2,699,674	77,318,835
Svenska Handelsbanken AB Class A	6,854,789	105,514,862
Swedbank AB Class A	4,170,667	98,340,470
Swedish Match AB	925,788	28,533,452
Tele2 AB Class B	1,475,746	15,445,134
Telefonaktiebolaget LM Ericsson Class B	13,984,479	150,519,790
TeliaSonera AB	11,980,709	73,278,003
Volvo AB Class B	7,025,639	83,648,313

		1,776,879,847
SWITZERLAND — 9.50%
ABB Ltd. Registered	10,046,844	205,201,902
Actelion Ltd. Registered	472,212	70,210,274
Adecco SA Registered	776,660	65,172,853
Aryzta AG	399,223	20,382,762
Baloise Holding AG Registered	220,586	28,276,137
Barry Callebaut AG Registered	10,891	12,249,684
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	4,215	23,857,663
Chocoladefabriken Lindt & Sprungli AG Registered	370	24,830,923
Cie. Financiere Richemont SA Class A Registered	2,389,014	207,308,051

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Credit Suisse Group AG Registered	6,997,685	$207,360,388
Dufry AG Registered[a,b]	184,807	25,785,682
EMS-Chemie Holding AG Registered	37,292	18,294,848
Geberit AG Registered	172,423	60,009,878
Givaudan SA Registered	43,504	81,476,641
Julius Baer Group Ltd.	1,015,254	56,461,686
Kuehne + Nagel International AG Registered	240,781	33,420,232
LafargeHolcim Ltd.[b]	777,973	54,202,825
LafargeHolcim Ltd. Registered	1,046,942	73,310,994
Lonza Group AG Registered	243,881	35,550,648
Nestle SA Registered	14,778,222	1,125,549,735
Novartis AG Registered	10,533,033	1,100,318,919
Pargesa Holding SA Bearer	136,704	9,252,518
Partners Group Holding AG	80,780	27,190,022
Roche Holding AG	3,218,476	934,633,911
Schindler Holding AG Participation Certificates	228,351	36,993,290
Schindler Holding AG Registered	65,246	10,658,227
SGS SA Registered	27,974	53,700,999
Sika AG Bearer	9,338	34,034,974
Sonova Holding AG Registered	245,434	35,138,610
Sulzer AG Registered	107,967	11,143,821
Swatch Group AG (The) Bearer	141,363	61,201,898
Swatch Group AG (The) Registered	234,571	19,329,959
Swiss Life Holding AG Registered	147,577	35,040,133
Swiss Prime Site AG Registered	301,554	24,159,461
Swiss Re AG	1,627,884	147,358,140
Swisscom AG Registered	116,515	68,131,755
Syngenta AG Registered	428,728	177,540,052
Transocean Ltd.[a]	1,682,239	23,244,339
UBS Group AG	16,744,720	387,649,589
Zurich Insurance Group AG	689,672	211,185,589

		5,836,820,012
UNITED KINGDOM — 20.03%
3i Group PLC	4,465,775	38,572,555
Aberdeen Asset Management PLC	4,246,762	24,122,552
Admiral Group PLC	918,023	21,216,442
Aggreko PLC	1,165,778	21,830,367

Security	Shares	Value
Amec Foster Wheeler PLC	1,679,133	$21,486,362
Anglo American PLC	6,395,001	80,952,917
Antofagasta PLC	1,842,238	16,300,193
ARM Holdings PLC	6,486,648	101,932,751
Ashtead Group PLC	2,297,367	35,187,193
Associated British Foods PLC	1,626,331	81,821,590
AstraZeneca PLC	5,782,999	389,852,933
Aviva PLC	18,294,934	148,456,129
Babcock International Group PLC	1,136,600	17,585,888
BAE Systems PLC	14,398,404	107,894,785
Barclays PLC	75,515,868	340,506,071
Barratt Developments PLC	4,538,786	44,975,642
BG Group PLC	15,548,670	265,081,021
BHP Billiton PLC	9,672,491	178,485,700
BP PLC	83,395,817	514,635,558
British American Tobacco PLC	8,547,899	507,015,451
British Land Co. PLC (The)	4,381,913	57,507,394
BT Group PLC	38,199,076	276,857,165
Bunzl PLC	1,498,156	42,876,597
Burberry Group PLC	2,042,615	51,286,906
Capita PLC	2,999,475	61,036,101
Carnival PLC	836,095	46,343,894
Centrica PLC	23,037,203	95,805,602
Cobham PLC	5,147,682	20,990,127
Coca-Cola HBC AG	904,046	18,876,027
Compass Group PLC	7,637,641	122,165,070
Croda International PLC	627,552	29,770,576
Diageo PLC	11,516,262	321,593,440
Direct Line Insurance Group PLC	6,235,133	35,601,810
Dixons Carphone PLC	4,485,984	31,907,736
easyJet PLC	730,412	18,738,450
Experian PLC	4,521,703	84,744,005
Fresnillo PLC	1,028,306	10,382,229
G4S PLC	7,109,521	30,476,349
GKN PLC	7,688,910	38,215,378
GlaxoSmithKline PLC	22,266,755	485,072,095
Glencore PLC	50,902,070	165,220,039
Hammerson PLC	3,526,030	36,205,608
Hargreaves Lansdown PLC	1,183,626	22,127,648
HSBC Holdings PLC	87,942,368	795,546,187
ICAP PLC	2,553,004	20,577,176
IMI PLC	1,232,130	20,400,267
Imperial Tobacco Group PLC	4,392,784	230,668,802

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Inmarsat PLC	1,989,813	$27,573,327
InterContinental Hotels Group PLC	1,079,555	45,451,755
Intertek Group PLC	730,181	27,882,290
Intu Properties PLC	4,089,889	21,035,976
Investec PLC	2,545,887	23,261,085
ITV PLC	17,528,462	76,780,364
J Sainsbury PLC[a]	5,896,388	24,374,289
Johnson Matthey PLC	944,424	42,960,519
Kingfisher PLC	10,857,670	61,114,846
Land Securities Group PLC	3,594,382	72,805,278
Legal & General Group PLC	27,135,167	110,391,967
Lloyds Banking Group PLC	261,247,051	339,186,584
London Stock Exchange Group PLC	1,435,272	58,479,685
Marks & Spencer Group PLC	7,496,298	63,636,998
Meggitt PLC	3,641,028	26,392,084
Melrose Industries PLC	4,539,921	19,610,033
Merlin Entertainments PLC[d]	3,150,124	20,425,026
Mondi PLC	1,680,686	40,389,758
National Grid PLC	17,282,178	230,071,253
Next PLC	705,222	87,929,899
Old Mutual PLC	22,540,143	74,603,856
Pearson PLC	3,757,467	70,538,260
Persimmon PLC	1,421,305	45,401,382
Petrofac Ltd.	1,196,977	16,437,373
Prudential PLC	11,741,507	276,213,629
Randgold Resources Ltd.	413,198	24,902,011
Reckitt Benckiser Group PLC	2,965,277	284,533,695
RELX PLC	5,240,882	91,434,507
Rexam PLC	3,153,308	27,383,913
Rio Tinto PLC	5,829,589	226,198,824
Rolls-Royce Holdings PLC	8,620,890	106,816,058
Royal Bank of Scotland Group PLC[b]	11,562,872	61,746,119
Royal Dutch Shell PLC Class A	17,836,025	512,129,553
Royal Dutch Shell PLC Class B	11,058,501	321,062,718
Royal Mail PLC	2,960,618	23,331,233
RSA Insurance Group PLC	4,627,851	37,119,869
SABMiller PLC	4,439,374	233,080,644
Sage Group PLC (The)	5,034,293	40,929,850
Schroders PLC	568,518	28,061,272
SEGRO PLC	3,331,865	23,334,806

Security	Shares	Value
Severn Trent PLC	1,107,529	$38,091,725
Shire PLC	2,704,333	239,702,435
Sky PLC	4,739,163	84,308,321
Smith & Nephew PLC	4,088,336	75,856,426
Smiths Group PLC	1,794,764	31,620,245
Sports Direct International PLC[b]	1,236,448	15,281,465
SSE PLC	4,543,445	107,414,238
Standard Chartered PLC	11,312,779	173,040,573
Standard Life PLC	8,959,790	63,533,107
Tate & Lyle PLC	2,153,088	18,311,428
Taylor Wimpey PLC	14,885,399	45,156,543
Tesco PLC	37,198,744	125,210,965
Travis Perkins PLC	1,120,570	39,292,169
TUI AG	2,053,486	35,313,217
Tullow Oil PLC	4,200,172	16,117,198
Unilever PLC	5,880,858	266,777,788
United Utilities Group PLC	3,159,442	43,978,376
Vodafone Group PLC	121,349,479	457,981,516
Weir Group PLC (The)	965,006	23,145,567
Whitbread PLC	827,929	67,053,954
William Hill PLC	3,991,189	25,218,196
Wm Morrison Supermarkets PLC	9,910,140	28,223,223
Wolseley PLC	1,199,478	79,663,219
WPP PLC	6,034,625	138,430,429

		12,312,639,689

TOTAL COMMON STOCKS
(Cost: $56,159,332,330)		60,790,563,501

PREFERRED STOCKS — 0.55%
GERMANY — 0.55%
Bayerische Motoren Werke AG	250,093	19,690,230
Fuchs Petrolub SE	327,767	14,331,432
Henkel AG & Co. KGaA	801,528	95,641,392
Porsche Automobil Holding SE	705,222	53,364,993
Volkswagen AG	768,895	154,951,329

		337,979,376

TOTAL PREFERRED STOCKS
(Cost: $271,122,797)		337,979,376

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.51%

MONEY MARKET FUNDS — 0.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	277,471,406	$277,471,406
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	15,329,499	15,329,499
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	22,601,465	22,601,465

		315,402,370

TOTAL SHORT-TERM INVESTMENTS
(Cost: $315,402,370)		315,402,370

TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $56,745,857,497)		61,443,945,247
Other Assets, Less Liabilities — 0.02%		15,228,337

NET ASSETS — 100.00%		$61,459,173,584

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of July 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	356	Sep. 2015	Sydney Futures	$36,933,339	$1,153,574
Euro STOXX 50	2,357	Sep. 2015	NYSE LIFFE – London	93,696,674	3,719,006
FTSE 100 Index	834	Sep. 2015	ICE Futures Europe	86,598,983	(461,638)
TOPIX Index	537	Sep. 2015	Tokyo Stock	71,949,635	(278,076)

Net unrealized appreciation					$4,132,866

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.34%

AUSTRALIA — 5.26%
Abacus Property Group	743,904	$1,698,950
Adelaide Brighton Ltd.	1,434,384	4,982,299
AET&D Holdings No. 1 Pty Ltd.[a]	169,200	1
Ainsworth Game Technology Ltd.	368,424	811,657
ALS Ltd.	1,018,080	4,007,282
Altium Ltd.	60,984	201,526
Ansell Ltd.	442,008	8,134,193
APN News & Media Ltd.[a]	2,881,368	1,512,892
ARB Corp. Ltd.	194,544	2,031,518
Ardent Leisure Group	1,268,568	2,254,407
Asaleo Care Ltd.	214,875	269,827
Austal Ltd.	126,000	183,206
Australian Agricultural Co. Ltd.[a,b]	1,634,026	1,715,925
Australian Pharmaceutical Industries Ltd.	374,472	437,240
Automotive Holdings Group Ltd.	636,048	2,055,161
Aveo Group	1,291,752	2,618,132
AWE Ltd.[a,b]	1,313,928	1,215,753
Beach Energy Ltd.	3,022,488	2,164,076
Billabong International Ltd.[a]	1,758,456	774,794
BlueScope Steel Ltd.	1,460,088	3,892,144
Bradken Ltd.	514,909	446,186
Breville Group Ltd.	270,648	1,359,453
BT Investment Management Ltd.	181,944	1,298,695
BWP Trust	1,527,120	3,779,256
Cabcharge Australia Ltd.	365,904	897,464
Cardno Ltd.[b]	416,808	878,458
carsales.com Ltd.	620,424	4,943,353
Challenger Ltd./Australia	1,471,176	7,746,170
Charter Hall Group	498,456	1,731,375
Charter Hall Retail REIT	1,034,208	3,273,320
Cover-More Group Ltd.	924,840	1,623,184
Credit Corp. Group Ltd.	167,328	1,658,844
Cromwell Property Group	3,738,648	3,061,207
CSR Ltd.	1,395,576	3,832,908
CuDeco Ltd.[a,b]	409,190	372,606
Domino’s Pizza Enterprises Ltd.	184,464	5,480,760
Downer EDI Ltd.	1,102,248	3,682,934
Drillsearch Energy Ltd.[a,b]	1,369,368	889,952
DUET Group[b]	5,576,462	9,009,168

Security	Shares	Value
DuluxGroup Ltd.	1,015,056	$4,532,072
Echo Entertainment Group Ltd.	2,083,032	7,678,969
Energy Resources of Australia Ltd.[a,b]	1,082,781	302,153
Energy World Corp. Ltd.[a,b]	2,829,108	664,818
Estia Health Ltd.[a]	160,776	733,189
Evolution Mining Ltd.	2,474,898	1,817,442
Fairfax Media Ltd.	6,216,336	3,880,223
FlexiGroup Ltd./Australia	686,952	1,528,524
G8 Education Ltd.[b]	822,528	2,053,680
GDI Property Group	1,525,104	1,007,965
Genworth Mortgage Insurance Australia Ltd.	490,896	1,290,553
GrainCorp Ltd. Class A	566,496	3,714,938
Greencross Ltd.[b]	198,576	882,237
GUD Holdings Ltd.	272,160	1,868,698
GWA Group Ltd.	706,726	1,261,132
iiNET Ltd.[b]	455,468	3,144,047
Independence Group NL	719,208	1,996,409
Investa Office Fund	1,868,832	5,434,614
Invocare Ltd.	345,240	3,425,151
IOOF Holdings Ltd.	766,584	5,201,576
Iress Ltd.	345,240	2,636,682
iSentia Group Ltd.	39,816	102,044
Jacana Minerals Ltd.[a,b]	52,407	—
JB Hi-Fi Ltd.[b]	286,272	4,059,424
Karoon Gas Australia Ltd.[a,b]	649,834	1,116,662
Liquefied Natural Gas Ltd.[a,b]	1,055,376	2,480,050
M2 Group Ltd.	465,696	3,775,503
Macquarie Atlas Roads Group	995,904	2,501,191
Magellan Financial Group Ltd.	300,888	4,096,546
Mantra Group Ltd.	36,288	96,466
Mayne Pharma Group Ltd.[a]	1,719,144	1,477,071
McMillan Shakespeare Ltd.	219,744	2,299,509
Mesoblast Ltd.[a,b]	465,192	1,345,959
Metals X Ltd.	1,110,899	917,763
Metcash Ltd.[b]	2,389,968	2,018,335
Mineral Resources Ltd.	396,144	1,576,724
Monadelphous Group Ltd.[b]	188,704	1,184,815
Myer Holdings Ltd.[b]	1,586,089	1,467,579
Navitas Ltd.	558,432	1,693,650
NEXTDC Ltd.[a]	715,176	1,349,738
Nine Entertainment Co. Holdings Ltd.	1,461,096	1,641,623
Northern Star Resources Ltd.	1,365,840	2,086,250

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Nufarm Ltd./Australia	521,640	$2,957,273
Orora Ltd.	3,029,544	5,183,659
OZ Minerals Ltd.	792,288	2,164,359
OzForex Group Ltd.[b]	739,368	1,216,219
Pacific Brands Ltd.[a]	3,573,589	1,102,192
Pact Group Holdings Ltd.	473,760	1,572,534
Paladin Energy Ltd.[a,b]	4,084,127	614,832
Perpetual Ltd.	112,392	3,701,699
Premier Investments Ltd.	256,536	2,513,086
Primary Health Care Ltd.	1,328,040	4,486,134
Qube Holdings Ltd.	1,570,968	2,814,883
Recall Holdings Ltd.	903,672	4,771,369
Regis Healthcare Ltd.[a]	122,976	518,365
Regis Resources Ltd.[a]	978,264	933,905
Retail Food Group Ltd.	417,816	1,638,436
SAI Global Ltd.	614,546	2,026,301
Sandfire Resources NL	340,200	1,503,952
Select Harvests Ltd.	31,752	307,552
Senex Energy Ltd.[a,b]	2,928,744	505,420
Seven West Media Ltd.[b]	3,044,774	2,023,517
SG Fleet Group Ltd.	18,144	37,174
Shopping Centres Australasia Property Group	1,190,952	1,871,592
Sigma Pharmaceuticals Ltd.	4,334,171	2,769,036
Sims Metal Management Ltd.[b]	426,384	2,962,070
Sirius Resources NLa,b	763,560	1,670,947
Sirtex Medical Ltd.	162,143	3,672,111
Slater & Gordon Ltd.	689,700	1,732,166
Southern Cross Media Group Ltd.	1,829,520	1,296,486
Spotless Group Holdings Ltd.	1,300,824	1,867,534
Steadfast Group Ltd.	2,135,952	2,556,715
Super Retail Group Ltd.	408,744	2,770,488
Syrah Resources Ltd.[a,b]	340,704	920,722
Tassal Group Ltd.	876,960	2,421,424
Technology One Ltd.	200,592	587,746
Ten Network Holdings Ltd.[a,b]	5,088,386	784,698
TFS Corp. Ltd.	111,384	120,238
Tox Free Solutions Ltd.	362,880	772,795
Transfield Services Ltd.[a]	1,326,528	1,256,636
Transpacific Industries Group Ltd.	4,367,664	2,277,251
Veda Group Ltd.	1,263,024	2,272,380
Village Roadshow Ltd.	195,552	923,372
Virtus Health Ltd.	320,544	1,264,053

Security	Shares	Value
Vocus Communications Ltd.	293,118	$1,328,100
Western Areas Ltd.	561,960	1,279,294
Whitehaven Coal Ltd.[a,b]	1,964,621	1,731,264

		272,970,229
AUSTRIA — 1.09%
ams AG	184,968	8,073,465
Austria Technologie & Systemtechnik AG	50,400	858,933
BUWOG AG	98,784	2,004,930
CA Immobilien Anlagen AG	191,888	3,466,323
Conwert Immobilien Invest SEa	285,286	3,481,365
EVN AG	67,559	767,699
IMMOFINANZ AGa	1,856,736	4,580,810
Kapsch TrafficCom AGa	6,688	176,566
Lenzing AG	22,176	1,625,897
Mayr Melnhof Karton AG	17,640	2,056,148
Oesterreichische Post AG	126,143	5,665,355
Porr Ag	5,040	148,677
RHI AG	104,607	2,614,886
S IMMO AG	730,596	6,546,386
Schoeller-Bleckmann Oilfield Equipment AGb	42,064	2,392,039
UNIQA Insurance Group AG	284,256	2,700,919
Wienerberger AG	357,336	5,933,886
Zumtobel Group AG	108,143	3,393,284

		56,487,568
BELGIUM — 1.80%
Ablynx NVa	17,136	252,184
Ackermans & van Haaren NV	94,752	14,572,399
AGFA-Gevaert NVa	650,160	1,966,068
Barco NV	52,920	3,520,984
Befimmo SA	57,960	3,696,223
Bekaert SA	100,800	2,962,413
BHF Kleinwort Benson Group[a]	318,024	1,882,283
bpost SA	260,568	7,414,572
Cie. d’Entreprises CFE	8,064	1,083,397
Cie. Maritime Belge SAa,b	57,064	905,042
Cofinimmo SA	65,097	7,041,207
D’ieteren SA/NV	59,472	2,187,408
Econocom Group SA/NV	176,400	1,642,970
Elia System Operator SA/NV	105,840	4,462,914
Euronav NV	184,464	2,832,891
EVS Broadcast Equipment SA	45,864	1,302,292
Fagron	84,168	3,976,382
Galapagos NVa	78,120	4,715,165

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Gimv NV	49,896	$2,477,986
Intervest Offices & Warehouses NV	77,262	1,896,338
Ion Beam Applications	10,584	331,868
KBC Ancora	87,192	3,620,717
Melexis NV	36,288	1,948,109
Mobistar SAa	93,240	2,028,390
Nyrstar NVa	903,168	2,667,294
Ontex Group NV	177,408	5,427,497
Tessenderlo Chemie NVa	127,512	5,026,658
Warehouses De Pauw CVA	20,664	1,642,207

		93,483,858
DENMARK — 2.05%
ALK-Abello A/S	36,822	4,530,814
Alm Brand A/S	258,048	1,673,565
Amagerbanken A/Sa	130,550	—
Ambu A/S	38,808	1,065,941
Bang & Olufsen A/Sa,b	195,552	1,824,193
Bavarian Nordic A/Sa	78,624	3,737,042
Chr Hansen Holding A/S	271,152	15,056,082
D/S Norden A/Sa,b	61,992	1,633,893
FLSmidth & Co. A/Sb	137,088	6,170,792
Genmab A/Sa	120,960	11,453,816
GN Store Nord A/S	472,248	9,649,773
IC Group A/S	25,881	708,958
Jyske Bank A/S Registered[a,b]	198,576	10,432,256
Matas A/S	68,544	1,420,906
NKT Holding A/S	85,176	4,801,401
PER Aarsleff A/S Class B	504	173,807
Rockwool International A/S Class B	17,640	2,645,915
Royal Unibrew A/S	148,680	4,882,947
Schouw & Co.	42,840	2,340,689
SimCorp A/S	136,080	5,833,252
Solar A/S Class B	20,688	1,136,476
Spar Nord Bank A/S	144,144	1,707,475
Sydbank A/S	201,096	7,649,542
Topdanmark A/Sa,b	208,152	5,782,043

		106,311,578
FINLAND — 1.40%
Amer Sports OYJ	330,120	9,669,077
Cargotec OYJ Class B	94,248	3,290,506
Caverion Corp.	337,680	3,451,044
Citycon OYJ	1,812,150	4,833,201
Cramo OYJ	78,624	1,594,023

Security	Shares	Value
HKScan OYJ Class A	79,442	$438,858
Huhtamaki OYJ	264,096	9,430,541
Kemira OYJ	170,352	2,211,508
Kesko OYJ Class B	146,664	5,734,658
Konecranes OYJ[b]	139,104	4,329,422
Metsa Board OYJ	368,424	2,641,776
Oriola-KD OYJ Class Ba	14,616	71,699
Outokumpu OYJ[a,b]	603,288	2,807,479
Outotec OYJ[b]	455,810	3,064,417
Ramirent OYJ	179,424	1,425,322
Sanoma OYJ[b]	199,584	734,300
Sponda OYJ	360,864	1,443,296
Stockmann OYJ Abp Class Ba,b	54,564	402,403
Technopolis OYJ	311,790	1,288,360
Tieto OYJ	202,104	5,202,766
Uponor OYJ	208,656	3,326,600
Valmet OYJ	307,944	3,660,896
YIT OYJ[b]	239,904	1,449,867

		72,502,019
FRANCE — 4.02%
ABC Arbitrage	3,528	18,866
Adocia[a]	2,520	241,615
Air France-KLM[a,b]	380,016	2,735,393
Albioma SA	99,643	1,662,368
Alten SA	56,952	2,886,927
Altran Technologies SA	486,691	5,780,497
APERAM SAa	128,143	4,756,341
Belvedere SAa	97,272	2,255,816
Boiron SA	14,112	1,574,756
BOURBON SAb	142,128	2,221,977
Cellectis SAa	25,704	924,958
CGG SAa,b	410,256	2,069,184
Coface SAa	134,568	1,335,124
DBV Technologies SAa	53,752	4,705,898
Derichebourg SAa	529,707	1,892,103
Eiffage SA	100,296	6,071,393
Elior[c]	127,512	2,523,895
Elis SA	163,296	2,717,090
Etablissements Maurel et Prom[a]	288,792	1,863,699
Euler Hermes Group	30,240	3,174,014
Eurofins Scientific SE	26,873	8,878,986
Faurecia	167,328	6,464,063
GameLoft SEa	226,800	1,085,012
Gaztransport Et Technigaz SA	20,664	1,268,241
Genfit[a,b]	47,880	1,930,594

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Groupe Fnac[a]	30,240	$1,838,589
Haulotte Group SA	160,776	3,053,518
Havas SA	229,824	1,988,202
Ingenico Group	136,584	18,010,497
Innate Pharma SAa	115,920	1,823,777
Ipsen SA	81,648	5,279,020
IPSOS	93,240	2,351,861
Jacquet Metal Service	141,143	2,651,012
Korian SA	93,744	3,363,018
Mercialys SA	71,568	1,641,533
Metropole Television SA	131,040	2,665,392
Montupet	20,664	1,604,993
MPI	358,181	1,040,787
Neopost SA	87,696	3,546,693
Nexans SAa	81,144	3,320,709
Nexity SA	95,762	4,247,977
Orpea	140,143	10,646,595
Parrot SAa	35,784	1,637,580
Plastic Omnium SA	164,808	4,666,920
Rubis SCA	96,051	6,948,867
Saft Groupe SA	115,643	4,749,144
Sartorius Stedim Biotech	8,064	2,530,302
SEB SA	77,750	7,890,968
Societe Television Francaise 1	308,952	5,352,301
Solocal Group[a,b]	2,894,472	1,311,163
Sopra Steria Group	30,744	2,955,174
Tarkett SA	47,376	1,132,449
Technicolor SA Registered	947,520	7,538,495
Teleperformance	164,304	12,271,517
UBISOFT Entertainment[a]	249,480	4,876,037
Vicat	31,248	2,340,752
Virbac SA	9,072	2,165,012

		208,479,664
GERMANY — 5.23%
Aareal Bank AG	127,008	5,216,575
ADLER Real Estate AGa,b	13,104	206,094
AIXTRON SEa,b	300,888	1,795,488
alstria office REIT-AG	180,432	2,506,831
Aurelius AG	51,408	2,499,118
Aurubis AG	107,352	6,460,572
Bechtle AG	34,272	2,932,299
Bertrandt AG	22,381	2,806,589
Bilfinger SEb	78,120	3,237,090
Borussia Dortmund GmbH & Co. KGaA	360,360	1,629,603

Security	Shares	Value
BRAAS Monier Building Group SA	2,520	$70,107
CANCOM SEb	46,368	1,801,748
Carl Zeiss Meditec AG Bearer	84,672	2,397,216
CENTROTEC Sustainable AG	48,384	793,838
CompuGroup Medical AG	63,000	2,001,508
CTS Eventim AG & Co. KGaA	115,416	4,375,760
Delticom AGb	24,192	609,945
Deutsche Euroshop AG	101,304	4,546,424
DEUTZ AG	342,410	2,016,023
Dialog Semiconductor PLC[a]	189,000	9,463,573
DMG Mori AGb	167,328	6,156,251
DO Deutsche Office AG	267,624	1,383,803
Draegerwerk AG & Co. KGaA	10,208	836,400
Drillisch AG	124,992	5,315,371
Duerr AG	74,088	6,139,211
ElringKlinger AGb	97,272	2,358,988
Evotec AGa,b	257,544	979,413
Freenet AG	356,832	12,330,042
Gerresheimer AG	98,784	7,302,660
Gerry Weber International AGb	65,016	1,611,213
Gesco AG	12,896	1,010,336
Grammer AG	10,584	297,956
Grand City Properties SA	167,832	2,921,438
Heidelberger Druckmaschinen AGa,b	817,992	2,097,624
Indus Holding AG	48,888	2,423,605
Init Innovation In Traffic Systems AG	1,008	28,772
Jenoptik AG	104,328	1,372,828
KION Group AG	167,832	7,703,657
Kloeckner & Co. SEb	316,667	2,988,586
Kontron AGa,b	352,548	1,391,729
Krones AG	39,312	4,562,728
KUKA AGb	89,712	7,737,177
KWS Saat SE	4,381	1,433,469
LEG Immobilien AG	165,312	12,092,926
LEONI AG	78,624	5,009,663
MLP AG	293,936	1,357,477
MorphoSys AGa,b	64,512	5,243,783
MTU Aero Engines AG	148,176	13,699,445
Nemetschek AG	6,048	225,088
Nordex SEa	181,944	5,195,385
NORMA Group SE	89,208	4,342,619
PATRIZIA Immobilien AGa	133,056	3,586,970

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Pfeiffer Vacuum Technology AG	28,728	$2,649,032
QSC AGb	517,608	1,040,249
R Stahl AGb	16,238	681,652
Rational AG	7,560	2,971,462
Rheinmetall AG	118,944	6,514,914
RHOEN-KLINIKUM AG	270,710	7,570,070
SAF-Holland SA	138,096	2,104,778
Salzgitter AG	105,840	3,802,218
SGL Carbon SEa,b	123,984	2,146,535
SMA Solar Technology AGa,b	31,752	1,060,154
Software AG	195,905	5,897,063
STADA Arzneimittel AG	163,296	6,320,932
Stroeer SE	72,072	3,590,859
Suedzucker AG	212,184	3,522,334
TAG Immobilien AGb	284,760	3,237,411
Takkt AG	70,056	1,347,945
Tom Tailor Holding AGa	72,576	729,609
Vossloh AGa	38,381	2,456,113
Wacker Chemie AG	44,856	4,524,752
Wacker Neuson SE	71,064	1,438,004
Wincor Nixdorf AG	81,144	3,469,531
Wirecard AGb	325,667	12,989,259
XING AG	14,381	2,432,583
zooplus AGa	1,512	210,487

		271,210,960
HONG KONG — 2.61%
Bonjour Holdings Ltd.[b]	5,386,000	326,538
Brightoil Petroleum Holdings Ltd.[a,b]	8,381,512	3,070,507
Cafe de Coral Holdings Ltd.	2,016,000	7,073,410
CASH Financial Services Group Ltd.[a]	6,048,000	429,086
Champion REIT	10,897,000	6,044,284
China Financial International Investments Ltd.[a,b]	5,040,000	676,135
China Jinhai International Group Ltd.[a]	7,056,000	800,960
China LNG Group Ltd.[b]	10,080,000	1,664,332
China Public Procurement Ltd.[a,b]	26,208,000	551,050
China Smarter Energy Group Holdings Ltd.[a,b]	7,056,000	1,037,607
Chow Sang Sang Holdings International Ltd.[b]	1,008,000	1,955,590

Security	Shares	Value
Citic Telecom International Holdings Ltd.[b]	4,032,000	$1,846,368
CK Life Sciences International Holdings Inc.	13,378,000	1,328,775
CSI Properties Ltd.[b]	28,810,000	1,003,405
Dah Sing Banking Group Ltd.	1,008,000	2,135,026
Dah Sing Financial Holdings Ltd.	201,600	1,317,163
Emperor Watch & Jewellery Ltd.[b]	15,120,000	555,861
Esprit Holdings Ltd.[b]	5,298,300	5,084,859
FIH Mobile Ltd.	6,881,000	3,594,811
Finsoft Corp.[a]	2,520,000	91,018
Freeman Financial Corp. Ltd.[a]	10,080,000	611,122
G-Resources Group Ltd.[b]	83,267,400	2,427,464
GCL New Energy Holdings Ltd.[a,b]	11,088,000	800,960
Giordano International Ltd.	5,040,000	2,555,009
Global Brands Group Holding Ltd.[a]	15,510,000	3,441,198
Great Eagle Holdings Ltd.	504,000	1,755,350
Guotai Junan International Holdings Ltd.[b]	6,048,000	2,106,420
Haier Healthwise Holdings Ltd.[a,b]	2,016,000	169,034
Haitong International Securities Group Ltd.[b]	3,024,000	1,669,533
Hang Fat Ginseng Holdings Co. Ltd.[b]	10,080,000	910,181
Hilong Holding Ltd.[b]	2,016,000	517,503
Hong Kong Television Network Ltd.[a]	2,016,000	561,712
Hopewell Holdings Ltd.	1,512,000	5,207,538
Hutchison Telecommunications Hong Kong Holdings Ltd.[b]	7,056,000	3,094,617
Hybrid Kinetic Group Ltd.[a,b]	27,216,000	1,140,978
IGG Inc.	1,512,000	754,801
iOne Holdings Ltd.[a]	3,200,000	173,368
IT Ltd.	1,008,000	338,067
Johnson Electric Holdings Ltd.	1,346,250	4,567,209
K Wah International Holdings Ltd.[b]	3,528,000	1,943,238
Kerry Logistics Network Ltd.	1,260,000	1,953,640
KuangChi Science Ltd.[a,b]	1,512,000	386,177
Lai Sun Development Co. Ltd.	64,697,665	1,410,408

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Luk Fook Holdings International Ltd.[b]	1,008,000	$2,834,565
Macau Legend Development Ltd.[a,b]	4,032,000	1,092,218
Man Wah Holdings Ltd.	1,814,400	1,633,646
Mei Ah Entertainment Group Ltd.[a]	3,100,000	391,884
Melco International Development Ltd.[b]	2,520,000	4,323,362
Midland Holdings Ltd.[a,b]	4,032,000	1,789,157
Newocean Energy Holdings Ltd.[b]	3,024,000	1,349,669
Orient Overseas International Ltd.[b]	504,000	2,489,997
Pacific Basin Shipping Ltd.[b]	6,048,000	2,083,015
Pacific Textiles Holdings Ltd.	1,008,000	1,599,319
Paradise Entertainment Ltd.[b]	2,016,000	468,093
Playmates Toys Ltd.[b]	2,016,000	377,075
Prosperity REIT	6,381,000	2,403,483
Realord Group Holdings Ltd.[a]	1,008,000	362,772
Sa Sa International Holdings Ltd.[b]	2,016,000	904,980
Samson Holding Ltd.	4,381,000	582,076
Shun Tak Holdings Ltd.	4,032,000	2,215,642
Sincere Watch Hong Kong Ltd.	2,000,000	247,668
Singamas Container Holdings Ltd.	4,762,000	773,979
SITC International Holdings Co. Ltd.[b]	2,881,000	1,650,045
SmarTone Telecommunications Holdings Ltd.	947,000	1,937,415
SPT Energy Group Inc.[a,b]	2,016,000	252,250
Summit Ascent Holdings Ltd.[a,b]	2,016,000	1,089,617
Suncorp Technologies Ltd.[a,b]	20,160,000	1,001,200
Television Broadcasts Ltd.	518,500	2,742,218
Texwinca Holdings Ltd.	2,016,000	2,439,286
Town Health International Medical Group Ltd.[b]	9,072,000	2,059,611
Trinity Ltd.[b]	4,032,000	613,722
Truly International Holdings Ltd.	3,024,000	1,014,202
United Photovoltaics Group Ltd.[a,b]	9,072,000	994,698
Value Partners Group Ltd.[b]	2,016,000	2,350,869
VST Holdings Ltd.	3,288,000	1,123,950
VTech Holdings Ltd.[b]	504,000	6,273,751

Security	Shares	Value
Xinyi Glass Holdings Ltd.	5,040,000	$2,646,028
Yunbo Digital Synergy Group Ltd.[a]	351,084	176,622

		135,370,396
IRELAND — 1.05%
C&C Group PLC	1,057,392	4,144,986
FBD Holdings PLC	169,452	1,432,226
Glanbia PLC	482,832	10,146,354
Hibernia REIT PLC	887,544	1,289,493
Kingspan Group PLC	346,248	8,785,311
Paddy Power PLC	114,256	10,255,394
Smurfit Kappa Group PLC	599,256	18,141,216

		54,194,980
ISRAEL — 1.21%
Africa Israel Properties Ltd.	62,762	984,358
Airport City Ltd.[a]	177,630	1,925,247
Alony Hetz Properties & Investments Ltd.	207,881	1,626,335
Amot Investments Ltd.	307,441	965,360
Bayside Land Corp.	2,881	912,283
Cellcom Israel Ltd.[a]	135,072	839,636
Clal Insurance Enterprises Holdings Ltd.[a]	18,881	330,387
Delek Automotive Systems Ltd.	80,913	902,986
Elbit Systems Ltd.	58,289	4,821,867
Electra Ltd./Israel	7,188	987,972
EZchip Semiconductor Ltd.[a]	70,143	1,148,010
First International Bank of Israel Ltd.	109,291	1,569,823
Frutarom Industries Ltd.	136,584	5,769,085
Gazit-Globe Ltd.	181,083	2,137,774
Harel Insurance Investments & Financial Services Ltd.[b]	199,584	989,344
Israel Discount Bank Ltd. Class Aa	2,682,288	5,416,806
Ituran Location and Control Ltd.	108,143	2,771,984
Jerusalem Oil Exploration[a]	66,763	2,924,589
Matrix IT Ltd.	235,058	1,341,904
Melisron Ltd.[b]	70,762	2,569,687
Menorah Mivtachim Holdings Ltd.	70,561	745,095
Migdal Insurance & Financial Holding Ltd.	96,264	114,258
Naphtha Israel Petroleum Corp. Ltd.[a]	340,549	2,306,902

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Nitsba Holdings 1995 Ltd.[a]	83,790	$1,575,034
Norstar Holdings Inc.	46,564	1,123,790
Oil Refineries Ltd.[a]	2,521,512	1,048,300
Osem Investments Ltd.	90,720	1,923,162
Partner Communications Co. Ltd.[a]	203,616	876,268
Paz Oil Co. Ltd.	13,196	2,115,581
Plasson Industries Ltd.[a]	33,064	1,126,039
Plus500 Ltd.[b]	186,480	1,116,721
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	37,881	1,811,357
Shikun & Binui Ltd.[b]	441,810	1,036,584
Shufersal Ltd.[a,b]	325,584	893,456
Strauss Group Ltd.[a]	95,095	1,503,341
Tower Semiconductor Ltd.[a,b]	170,352	2,322,895

		62,574,220
ITALY — 3.97%
A2A SpA	3,739,680	4,801,136
ACEA SpA	90,216	1,195,105
Amplifon SpA	49,896	420,348
Anima Holding SpA[c]	486,864	5,029,476
Ansaldo STS SpA	328,104	3,414,805
Ascopiave SpA	45,864	111,075
Astaldi SpA	11,592	112,193
Autogrill SpA[a]	448,560	4,071,285
Azimut Holding SpA	233,750	5,877,969
Banca Carige SpA[a]	1,260,706	2,419,452
Banca Generali SpA	177,408	5,872,438
Banca Popolare dell’Emilia Romagna SC	1,260,000	11,171,694
Banca Popolare di Milano Scarl	10,524,126	11,464,798
Banca Popolare di Sondrio Scarl	1,296,288	6,639,699
Beni Stabili SpA SIIQ	4,249,409	3,380,372
Biesse SpA	25,200	426,821
Brembo SpA	72,072	3,271,946
Buzzi Unicem SpA[b]	273,672	4,701,801
Cerved Information Solutions SpA	17,136	138,966
CIR-Compagnie Industriali Riunite SpA[a]	2,632,998	2,815,978
Credito Valtellinese SCa	3,122,784	4,481,821
Danieli & C Officine Meccaniche SpA RSP	236,880	3,760,872

Security	Shares	Value
Davide Campari-Milano SpA	1,069,488	$8,608,132
De’ Longhi	142,128	3,487,640
DiaSorin SpA	72,072	3,328,483
Ei Towers SpA	34,272	2,213,234
ERG SpA	222,905	2,901,139
Esprinet SpA	21,672	192,752
FinecoBank Banca Fineco SpA	320,040	2,567,109
Gruppo Editoriale L’Espresso SpA[a]	931,120	1,062,697
Hera SpA	2,351,169	5,969,491
Industria Macchine Automatiche SpA	2,520	131,415
Interpump Group SpA	209,160	3,574,970
Iren SpA	1,002,960	1,470,476
Italcementi SpA	372,456	4,139,772
Juventus Football Club SpA[a,b]	5,693,184	1,805,263
La Doria SpA	10,080	143,666
Maire Tecnimont SpA[a,b]	419,832	1,459,277
MARR SpA	263,592	4,910,133
Mediaset SpA	1,973,002	10,057,929
Mediolanum SpA	694,008	5,585,955
Moleskine SpA	45,360	80,085
Moncler SpA	305,928	6,253,086
Piaggio & C SpA[b]	408,240	1,308,930
RAI Way SpA[c]	56,952	297,628
Recordati SpA	362,376	9,084,423
Reply SpA	31,381	3,571,145
Safilo Group SpA[a,b]	53,026	676,666
Salini Impregilo SpA	433,944	2,084,619
Salvatore Ferragamo SpA	149,184	4,743,692
Saras SpA[a]	754,372	1,713,610
Societa Cattolica di Assicurazioni Scrl	451,584	3,727,027
Sogefi SpA[a,b]	333,648	1,032,167
Sorin SpA[a]	999,537	2,902,202
Tod’s SpA[b]	37,296	3,790,998
Trevi Finanziaria Industriale SpA	80,136	149,541
Unipol Gruppo Finanziario SpA	1,110,312	5,991,342
World Duty Free SpA[a]	379,242	4,261,287
Yoox SpA[a]	150,696	5,121,433

		205,979,464
JAPAN — 30.15%
3-D Matrix Ltd.[a,b]	50,400	567,887
77 Bank Ltd. (The)	1,008,000	6,565,689

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Accordia Golf Co. Ltd.	252,000	$2,660,446
Achilles Corp.	1,008,000	1,252,932
Activia Properties Inc.	504	4,238,815
Adastria Co. Ltd.	65,840	3,183,192
ADEKA Corp.	302,400	3,910,124
Aderans Co. Ltd.	50,400	408,423
Advance Residence Investment Corp.	3,528	7,702,684
Adways Inc.[b]	50,400	410,864
Aeon Delight Co. Ltd.	50,400	1,639,388
AEON REIT Investment Corp.	1,512	1,818,378
Ai Holdings Corp.	252,000	4,084,233
Aica Kogyo Co. Ltd.	151,200	3,371,933
Aida Engineering Ltd.	201,600	1,933,095
Aiful Corp.[a,b]	806,400	2,779,231
Airport Facilities Co. Ltd.	151,200	795,693
Akebono Brake Industry Co. Ltd.[b]	288,100	867,358
Alpine Electronics Inc.	50,400	831,898
Alps Electric Co. Ltd.	453,600	14,333,460
Anritsu Corp.	352,800	2,528,644
Aoyama Trading Co. Ltd.	151,200	6,010,412
Arcs Co. Ltd.	50,400	1,105,265
Ardepro Co. Ltd.[a,b]	201,600	198,516
Asahi Diamond Industrial Co. Ltd.	201,600	1,933,095
Asahi Holdings Inc.	100,800	1,527,112
Asahi Intecc Co. Ltd.	100,800	3,376,407
Asatsu-DK Inc.	50,400	1,134,147
Ashikaga Holdings Co. Ltd.	100,800	423,881
ASKUL Corp.[b]	50,400	1,838,718
Asukanet Co. Ltd.[b]	50,400	884,781
Autobacs Seven Co. Ltd.	201,600	3,661,165
Avex Group Holdings Inc.	100,800	1,695,526
Awa Bank Ltd. (The)	1,008,000	6,354,155
Azbil Corp.	252,000	5,996,174
Bank of Iwate Ltd. (The)	50,400	2,233,310
Bank of Nagoya Ltd. (The)	1,008,000	3,945,922
Benefit One Inc.	151,200	3,349,966
BIC Camera Inc.[b]	151,200	1,717,086
Broadleaf Co. Ltd.[b]	100,800	965,734
Calsonic Kansei Corp.	504,000	3,685,572
Canon Marketing Japan Inc.	201,600	3,190,908
Capcom Co. Ltd.	201,600	4,412,924
Century Tokyo Leasing Corp.	151,200	5,131,732

Security	Shares	Value
Clarion Co. Ltd.[b]	504,000	$1,444,126
Coca-Cola East Japan Co. Ltd.	201,600	3,714,862
Coca-Cola West Co. Ltd.	50,400	1,016,583
Colowide Co. Ltd.	100,800	1,578,369
COMSYS Holdings Corp.	352,800	5,356,284
COOKPAD Inc.[b]	151,200	3,125,414
Cosmo Oil Co. Ltd.[a]	1,512,000	2,452,980
Cosmos Pharmaceutical Corp.[b]	18,000	2,317,285
CROOZ Inc.[b]	50,400	1,993,301
CyberAgent Inc.	151,200	6,516,873
Daido Steel Co. Ltd.	396,000	1,502,240
Daifuku Co. Ltd.	302,400	4,376,312
Daihen Corp.	504,000	2,351,281
Daiichikosho Co. Ltd.	100,800	3,966,262
Daikokutenbussan Co. Ltd.	53,000	2,049,074
Daikyo Inc.	1,008,000	1,708,544
Daio Paper Corp.	504,000	5,748,029
Daiseki Co. Ltd.	100,800	1,934,722
Daishi Bank Ltd. (The)	1,512,000	6,529,077
Daiwa House REIT Investment Corp.	913	3,603,511
Daiwa House Residential Investment Corp.	2,016	4,255,087
Daiwa Office Investment Corp.	1,008	4,979,184
Daiwabo Holdings Co. Ltd.	1,008,000	1,903,806
DCM Holdings Co. Ltd.	302,400	2,758,077
Dena Co. Ltd.	252,000	5,013,762
Denki Kagaku Kogyo KK	1,008,000	4,198,135
DIC Corp.	2,016,000	4,751,378
Digital Garage Inc.	89,600	1,285,114
DISCO Corp.	100,800	7,802,349
DMG Mori Co. Ltd.	302,400	4,666,765
Dowa Holdings Co. Ltd.	504,000	4,792,058
Dr. Ci:Labo Co. Ltd.	100,800	1,849,295
Duskin Co. Ltd.	302,400	5,738,265
Ebara Corp.	1,008,000	4,580,524
EDION Corp.[b]	302,400	1,998,996
Euglena Co. Ltd.[a,b]	151,200	2,153,985
Exedy Corp.	151,200	3,740,490
Ezaki Glico Co. Ltd.	109,200	5,993,462
F@N Communications Inc.	101,000	768,740
Financial Products Group Co. Ltd.	201,600	1,581,623
Frontier Real Estate Investment Corp.	1,008	4,393,398

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Fudo Tetra Corp.[b]	688,100	$1,077,456
Fuji Machine Manufacturing Co. Ltd.	291,700	2,782,916
Fuji Oil Co. Ltd./Osaka	201,600	3,382,916
Fuji Seal International Inc.	50,400	1,560,063
Fuji Soft Inc.	100,800	2,109,644
Fujikura Ltd.	1,008,000	5,345,300
Fujimi Inc.	50,400	690,333
Fujitec Co. Ltd.	50,400	522,733
Fukuoka REIT Corp.	1,008	1,696,340
Funai Electric Co. Ltd.	50,400	561,379
Furukawa Electric Co. Ltd.	2,016,000	3,352,000
Futaba Industrial Co. Ltd.	388,100	1,644,558
Fuyo General Lease Co. Ltd.	50,400	2,115,340
Global One Real Estate Investment Corp.[b]	1,008	3,413,019
Glory Ltd.	302,400	8,811,203
GLP J-REIT	5,544	5,338,385
GMO Internet Inc.	201,600	3,369,899
GNI Group Ltd.[a,b]	504,000	915,291
Gree Inc.	151,200	889,663
GS Yuasa Corp.	1,008,000	4,027,281
Gulliver International Co. Ltd.[b]	151,200	1,502,298
Gunze Ltd.	504,000	1,370,903
Gurunavi Inc.	100,800	1,608,472
H2O Retailing Corp.	252,000	5,274,111
Hanwa Co. Ltd.	1,008,000	4,385,262
Happinet Corp.	50,400	532,903
Haseko Corp.	705,600	8,947,073
Hazama Ando Corp.	453,600	2,405,385
Heiwa Corp.	100,800	2,215,411
Heiwa Real Estate Co. Ltd.	201,600	2,912,660
Heiwa Real Estate REIT Inc.	2,520	1,859,058
Higo Bank Ltd. (The)	1,512,000	9,348,174
HIS Co. Ltd.	151,200	5,510,053
Hitachi Capital Corp.	151,200	4,112,708
Hitachi Zosen Corp.	504,000	2,656,378
Hogy Medical Co. Ltd.	100,800	4,905,961
Hokkaido Electric Power Co. Inc.[a]	504,000	6,085,669
Hokkoku Bank Ltd. (The)	1,512,000	5,516,155
HORIBA Ltd.	100,800	3,815,747
Hoshino Resorts REIT Inc.	103	1,128,141
Hoshizaki Electric Co. Ltd.	100,800	6,020,582
Hosiden Corp.	302,400	1,864,753

Security	Shares	Value
House Foods Group Inc.	302,400	$6,119,027
Hulic Reit Inc.	2,016	2,666,955
Hyakugo Bank Ltd. (The)	1,512,000	7,224,698
Hyakujushi Bank Ltd. (The)	1,512,000	5,089,019
IBJ Leasing Co. Ltd.	50,400	1,185,811
Ichigo Inc.[b]	504,000	1,244,796
Ichigo Real Estate Investment Corp.	3,024	2,125,916
Iino Kaiun Kaisha Ltd.	438,100	2,111,027
Inabata & Co. Ltd.	302,400	3,234,029
Industrial & Infrastructure Fund Investment Corp.	910	4,054,401
Infomart Corp.	100,800	1,342,427
Internet Initiative Japan Inc.[b]	100,800	1,931,468
Invesco Office J-Reit Inc.	504	414,932
Invincible Investment Corp.	6,552	3,490,310
Iriso Electronics Co. Ltd.	50,400	3,347,932
Iseki & Co. Ltd.	1,008,000	1,846,854
Ishihara Sangyo Kaisha Ltd.[a]	1,512,000	1,403,446
IT Holdings Corp.	252,000	5,776,504
Ito EN Ltd.	151,800	3,533,566
IwaiCosmo Holdings Inc.	151,200	1,967,266
Iwatani Corp.	504,000	3,087,582
Izumi Co. Ltd.	151,200	7,066,048
J Trust Co. Ltd.	201,600	1,649,965
Jaccs Co. Ltd.	504,000	2,424,505
Jafco Co. Ltd.	100,800	4,938,504
Japan Aviation Electronics Industry Ltd.	105,000	2,341,620
Japan Communications Inc.[a,b]	302,400	1,025,126
Japan Digital Laboratory Co. Ltd.	302,400	4,432,450
Japan Excellent Inc.	5,040	5,524,291
Japan Hotel REIT Investment Corp.	7,560	4,893,757
Japan Logistics Fund Inc.	4,536	8,548,820
Japan Petroleum Exploration Co. Ltd.	100,800	3,160,806
Japan Rental Housing Investments Inc.	3,528	2,337,857
Japan Securities Finance Co. Ltd.	504,000	2,989,951
Japan Steel Works Ltd. (The)	1,008,000	3,742,524
Jin Co. Ltd.	50,400	2,457,048
Juki Corp.	100,800	1,162,623

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Juroku Bank Ltd. (The)	1,512,000	$6,211,776
JVC Kenwood Corp.	504,080	1,183,964
K’s Holdings Corp.	151,260	4,816,342
kabu.com Securities Co. Ltd.	705,600	2,403,351
Kadokawa Dwango[a]	107,567	1,283,216
Kagome Co. Ltd.[b]	302,400	4,986,506
Kagoshima Bank Ltd. (The)	1,008,000	6,899,261
Kaken Pharmaceutical Co. Ltd.	504,000	18,814,319
Kanematsu Corp.	2,016,000	3,677,437
Kawasaki Kisen Kaisha Ltd.	2,016,000	4,507,301
Keihin Corp.	151,200	2,149,104
Keiyo Bank Ltd. (The)	1,512,000	7,639,630
Kenedix Inc.	554,400	2,170,257
Kenedix Office Investment Corp.	1,008	4,670,019
Kenedix Residential Investment Corp.	1,008	2,554,679
Kewpie Corp.	302,400	6,846,378
Kinden Corp.	504,000	6,728,407
Kitz Corp.	554,400	2,537,187
Kiyo Bank Ltd. (The)	453,600	6,641,353
Koa Corp.	100,800	917,732
Kobayashi Pharmaceutical Co. Ltd.	151,200	11,874,377
Komeri Co. Ltd.	151,200	3,647,740
Komori Corp.	151,200	1,685,356
Konishi Co. Ltd.	50,400	959,225
Kose Corp.	50,400	4,905,961
Kumagai Gumi Co. Ltd.	504,000	1,423,786
KYB Co. Ltd.	504,000	1,716,679
Kyodo Printing Co. Ltd.	541,000	1,506,477
KYORIN Holdings Inc.	252,000	4,916,131
Kyowa Exeo Corp.	151,200	1,842,786
Laox Co. Ltd.[a,b]	504,000	2,119,408
Leopalace21 Corp.[a]	655,200	3,585,501
Lintec Corp.	100,800	2,177,173
Lion Corp.[b]	504,000	4,340,514
Macnica Fuji Electronics Holdings Inc.[a]	118,550	1,468,778
Maeda Kosen Co. Ltd.[b]	100,800	886,002
Maeda Road Construction Co. Ltd.	141,000	2,593,640
Makino Milling Machine Co. Ltd.	504,000	4,397,466
Maruha Nichiro Corp.	252,000	4,143,218
Marusan Securities Co. Ltd.	302,400	3,385,357
Marvelous Inc.[b]	100,800	1,175,641

Security	Shares	Value
Matsui Securities Co. Ltd.	352,800	$3,231,995
Matsumotokiyoshi Holdings Co. Ltd.	100,800	4,873,417
Matsuya Co. Ltd.	151,200	2,844,725
MCUBS MidCity Investment Corp.[b]	1,512	3,850,325
MEGMILK SNOW BRAND Co. Ltd.	100,800	1,583,250
Meidensha Corp.	504,000	1,692,272
Meitec Corp.	201,600	7,973,203
Message Co. Ltd.	50,400	1,486,840
Micronics Japan Co. Ltd.[b]	50,400	1,102,011
Ministop Co. Ltd.	100,800	2,089,305
MISUMI Group Inc.	907,200	11,225,131
Mitsuba Corp.	83,900	1,858,199
Mitsubishi Steel Manufacturing Co. Ltd.	1,512,000	3,099,786
Mitsui Engineering & Shipbuilding Co. Ltd.	2,016,000	3,514,718
Mitsui Mining & Smelting Co. Ltd.	1,512,000	3,722,184
Mitsumi Electric Co. Ltd.[b]	252,000	1,604,811
Miura Co. Ltd.	151,200	1,645,083
Mizuno Corp.	1,008,000	4,832,737
Modec Inc.[b]	50,400	700,503
Monex Group Inc.	504,070	1,367,025
MonotaRO Co. Ltd.	50,500	2,661,649
Mori Hills REIT Investment Corp.	3,024	3,546,448
MORI TRUST Sogo REIT Inc.	3,528	6,557,960
Morinaga Milk Industry Co. Ltd.	504,000	2,062,456
MOS Food Services Inc.	50,400	1,068,653
Moshi Moshi Hotline Inc.	151,200	1,545,011
Musashino Bank Ltd. (The)	151,200	5,992,106
Nachi-Fujikoshi Corp.	504,000	2,518,068
Nagase & Co. Ltd.	504,000	6,435,514
Nakanishi Inc.	50,400	2,009,573
Namura Shipbuilding Co. Ltd.	151,200	1,315,578
Nankai Electric Railway Co. Ltd.	1,008,000	5,076,815
NanoCarrier Co. Ltd.[a,b]	100,800	940,513
Nanto Bank Ltd. (The)	1,008,000	3,400,815
NET One Systems Co. Ltd.	328,400	2,019,781
Next Co. Ltd.	100,800	754,200
Nichi-Iko Pharmaceutical Co. Ltd.	201,600	6,939,941

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Nichicon Corp.	201,600	$1,475,856
Nichirei Corp.	504,000	3,295,048
Nifco Inc./Japan	252,000	10,902,135
Nihon Kohden Corp.	302,400	6,719,458
Nihon M&A Center Inc.	100,800	4,157,456
Nihon Nohyaku Co. Ltd.	100,800	929,936
Nihon Parkerizing Co. Ltd.	705,600	6,549,417
Nihon Unisys Ltd.	201,600	2,154,392
Nikkiso Co. Ltd.	100,800	977,124
Nippo Corp.	132,000	2,326,874
Nippon Accommodations Fund Inc.	1,008	3,583,873
Nippon Chemi-Con Corp.	504,000	1,370,903
Nippon Coke & Engineering Co. Ltd.	1,388,100	1,288,442
Nippon Denko Co. Ltd.	488,100	1,114,914
Nippon Kayaku Co. Ltd.	504,000	5,113,427
Nippon Konpo Unyu Soko Co. Ltd.	302,400	5,233,025
Nippon Light Metal Holdings Co. Ltd.	1,713,600	2,849,200
Nippon Paper Industries Co. Ltd.	252,000	4,137,116
Nippon Parking Development Co. Ltd.	403,200	549,988
NIPPON REIT Investment Corp.[b]	1,008	2,245,514
Nippon Seiki Co. Ltd.	504,000	10,084,475
Nippon Sharyo Ltd.[b]	1,008,000	3,067,242
Nippon Sheet Glass Co. Ltd.[a,b]	2,520,000	2,603,495
Nippon Shinyaku Co. Ltd.	504,000	16,841,358
Nippon Shokubai Co. Ltd.	504,000	7,456,572
Nippon Steel & Sumikin Bussan Corp.	504,000	1,708,544
Nippon Suisan Kaisha Ltd.	806,400	2,544,916
Nippon Yakin Kogyo Co. Ltd.[a,b]	488,100	858,839
Nipro Corp.	302,400	3,199,858
Nishi-Nippon City Bank Ltd. (The)	2,016,000	6,134,485
Nishi-Nippon Railroad Co. Ltd.	504,000	2,497,728
Nishimatsu Construction Co. Ltd.	505,000	1,846,443
Nishimatsuya Chain Co. Ltd.	403,200	3,882,462
Nishio Rent All Co. Ltd.	100,800	2,583,155
Nissan Chemical Industries Ltd.	352,800	7,753,940

Security	Shares	Value
Nissan Shatai Co. Ltd.	151,200	$1,919,671
Nissha Printing Co. Ltd.[b]	100,800	1,803,734
Nisshin OilliO Group Ltd. (The)	1,008,000	4,360,854
Nisshin Steel Co. Ltd.	252,000	2,922,830
Nisshinbo Holdings Inc.	504,000	5,589,378
Nitto Boseki Co. Ltd.	1,008,000	5,402,252
Nitto Kogyo Corp.	50,400	1,115,028
Noevir Holdings Co. Ltd.	50,400	1,145,945
NOF Corp.	504,000	4,177,796
Nomura Co. Ltd.	151,200	2,233,310
Nomura Real Estate Master Fund Inc.	5,040	6,057,194
Nomura Real Estate Office Fund Inc.	1,008	4,312,038
Nomura Real Estate Residential Fund Inc.	504	2,664,514
North Pacific Bank Ltd.	888,100	3,906,651
NSD Co. Ltd.	380,940	5,119,376
NTN Corp.	1,512,000	8,603,737
Obara Group Inc.	50,400	2,347,213
OBIC Co. Ltd.	201,600	9,584,116
Ogaki Kyoritsu Bank Ltd. (The)	1,512,000	5,418,524
Okasan Securities Group Inc.	504,000	3,608,281
Oki Electric Industry Co. Ltd.	2,016,000	4,149,320
Okinawa Electric Power Co. Inc. (The)	151,200	3,783,203
OKUMA Corp.	504,000	4,893,757
OncoTherapy Science Inc.[a]	252,000	764,777
Orient Corp.[a]	1,159,200	2,123,882
Orix JREIT Inc.	6,552	8,926,733
OSG Corp.	252,000	5,377,844
Pacific Metals Co. Ltd.[a,b]	504,000	1,529,553
Paramount Bed Holdings Co. Ltd.	50,400	1,507,179
Penta-Ocean Construction Co. Ltd.	856,800	3,513,091
Pigeon Corp.	302,400	9,213,931
Pilot Corp.	100,800	3,945,922
Pioneer Corp.[a]	888,100	1,663,015
Pola Orbis Holdings Inc.	50,400	3,083,514
Premier Investment Corp.	1,008	5,280,213
Press Kogyo Co. Ltd.	504,000	2,204,835
Prima Meat Packers Ltd.	504,000	1,655,660
Proto Corp.	158,000	2,474,030
Raito Kogyo Co. Ltd.	151,200	1,131,300

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Rengo Co. Ltd.	504,000	$1,952,621
Resorttrust Inc.	252,000	6,234,150
Ricoh Leasing Co. Ltd.	50,400	1,606,844
Ringer Hut Co. Ltd.	151,200	3,575,738
Riso Kagaku Corp.	100,800	1,922,518
Rohto Pharmaceutical Co. Ltd.	302,400	5,369,708
Round One Corp.	201,600	992,582
Ryobi Ltd.	504,000	2,062,456
Ryohin Keikaku Co. Ltd.	100,800	21,535,784
Ryosan Co. Ltd.	100,800	2,607,563
S Foods Inc.[b]	24,000	486,024
Saizeriya Co. Ltd.	252,000	5,874,135
San-in Godo Bank Ltd. (The)	1,008,000	10,210,582
Sanken Electric Co. Ltd.	504,000	2,806,893
Sankyo Tateyama Inc.	50,400	746,471
Sankyu Inc.	1,008,000	5,727,689
Sanwa Holdings Corp.	806,400	6,118,213
Sanyo Shokai Ltd.	504,000	1,383,107
Sanyo Special Steel Co. Ltd.	504,000	2,217,039
Sapporo Holdings Ltd.	1,008,000	3,840,155
Sato Holdings Corp.	50,400	1,196,387
Sawada Holdings Co. Ltd.	100,800	1,008,854
Sawai Pharmaceutical Co. Ltd.	100,800	6,175,164
SCREEN Holdings Co. Ltd.	504,000	2,652,310
SCSK Corp.	103,480	3,708,392
Seino Holdings Co. Ltd.	705,600	8,121,277
Sekisui House SI Residential Investment Corp.	1,512	1,446,160
Senshu Ikeda Holdings Inc.	738,180	3,372,290
Seria Co. Ltd.	50,400	2,273,990
Shibuya Kogyo Co. Ltd.	50,400	891,290
Shiga Bank Ltd. (The)	1,008,000	5,369,708
Shima Seiki Manufacturing Ltd.	151,200	2,359,010
Shimachu Co. Ltd.	252,000	6,996,893
Shinko Electric Industries Co. Ltd.	201,600	1,508,400
Shinko Plantech Co. Ltd.	352,800	2,913,067
Ship Healthcare Holdings Inc.	100,800	2,138,934
SHO-BOND Holdings Co. Ltd.	50,400	2,019,743
Showa Corp.	201,600	1,859,872
Showa Denko KK	2,520,000	3,111,990
Sinanen Co. Ltd.	504,000	1,911,942
SKY Perfect JSAT Holdings Inc.	688,100	3,460,077
Skylark Co. Ltd.	45,700	661,736
SMS Co. Ltd.	100,800	1,428,668

Security	Shares	Value
Sodick Co. Ltd.	100,800	$765,590
Sohgo Security Services Co. Ltd.	151,200	6,724,339
Sojitz Corp.	3,024,000	6,980,621
Sosei Group Corp.[b]	50,400	2,562,815
Sotetsu Holdings Inc.	1,512,000	8,921,038
Square Enix Holdings Co. Ltd.	201,600	5,076,815
Star Micronics Co. Ltd.	252,000	3,860,495
Start Today Co. Ltd.	151,200	4,851,043
Sugi Holdings Co. Ltd.	100,800	5,141,902
Sumco Corp.	453,600	4,539,844
Sumitomo Bakelite Co. Ltd.	1,008,000	4,222,543
Sumitomo Forestry Co. Ltd.	453,600	5,389,234
Sumitomo Mitsui Construction Co. Ltd.[b]	2,016,000	2,538,408
Sumitomo Osaka Cement Co. Ltd.	1,008,000	3,783,204
Sumitomo Warehouse Co. Ltd. (The)	504,000	2,725,534
Sundrug Co. Ltd.	100,800	5,882,271
Tadano Ltd.	504,000	8,135,922
Taikisha Ltd.	50,400	1,122,350
Taiyo Yuden Co. Ltd.	252,000	3,162,839
Takara Bio Inc.	151,200	1,643,863
Takara Holdings Inc.	504,000	4,153,388
Takara Leben Co. Ltd.	151,200	801,795
Takata Corp.[a,b]	100,800	1,021,872
Takiron Co. Ltd.	28,000	120,683
TechnoPro Holdings Inc.	50,400	1,356,665
Teikoku Sen-I Co. Ltd.	50,400	717,588
Tekken Corp.[b]	504,000	1,374,971
Temp Holdings Co. Ltd.	100,800	4,173,728
Toagosei Co. Ltd.	743,000	5,781,121
TOC Co. Ltd.	453,600	2,884,998
Toda Corp.	1,008,000	4,621,203
Toho Bank Ltd. (The)	504,000	2,212,971
Toho Holdings Co. Ltd.	151,200	3,764,898
Toho Zinc Co. Ltd.	1,008,000	2,847,573
Tohokushinsha Film Corp.	100,900	784,267
Tokai Carbon Co. Ltd.	1,008,000	2,937,068
Tokai Rika Co. Ltd.	151,200	3,807,611
Tokai Tokyo Financial Holdings Inc.	554,400	4,242,069
Tokuyama Corp.[a,b]	1,012,000	1,846,015
Tokyo Broadcasting System Holdings Inc.	100,800	1,470,975

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Tokyo Dome Corp.	504,000	$2,123,476
Tokyo Ohka Kogyo Co. Ltd.	100,800	2,762,145
Tokyo Seimitsu Co. Ltd.	151,200	3,004,596
Tokyo Steel Manufacturing Co. Ltd.	302,400	2,074,660
Tokyo TY Financial Group Inc.	68,544	2,179,776
Tokyotokeiba Co. Ltd.	504,000	1,204,116
Tokyu Construction Co. Ltd.	252,040	1,950,897
TOKYU REIT Inc.	4,536	5,242,788
TOMONY Holdings Inc.	388,100	1,722,870
Tomy Co. Ltd.[b]	352,800	1,947,740
Top REIT Inc.	504	2,050,252
Topcon Corp.	252,000	5,664,635
Topre Corp.	151,200	2,932,593
Toridoll.corp.	50,400	724,097
Toshiba Machine Co. Ltd.	504,000	1,956,689
Toshiba Plant Systems & Services Corp.	50,400	593,922
Tosoh Corp.	1,512,000	7,895,912
Totetsu Kogyo Co. Ltd.	50,400	991,769
Toyo Construction Co. Ltd.[b]	388,100	1,481,668
Toyo Corp./Chuo-ku	100,800	807,083
Toyo Ink SC Holdings Co. Ltd.	504,000	2,009,573
Toyo Kanetsu KK	504,000	915,291
Toyo Tire & Rubber Co. Ltd.	252,000	5,538,529
Toyobo Co. Ltd.	2,520,000	3,762,864
Toyota Boshoku Corp.	100,800	1,831,396
TPR Co. Ltd.	151,200	4,436,111
TS Tech Co. Ltd.	201,600	5,695,145
TSI Holdings Co. Ltd.	302,400	2,143,002
Tsubakimoto Chain Co.	504,000	4,303,902
Tsukuba Bank Ltd.	488,100	1,595,549
Tsumura & Co.	151,200	3,175,450
Tsuruha Holdings Inc.	100,800	8,860,019
UACJ Corp.	510,944	1,208,334
Ube Industries Ltd.	2,016,000	3,530,990
ULVAC Inc.	151,200	2,186,936
Unipres Corp.	100,800	1,934,722
United Arrows Ltd.	50,400	2,013,641
United Super Markets Holdings Inc.[a]	237,500	2,229,408
Unitika Ltd.[a]	3,528,000	1,651,592
Universal Entertainment Corp.[b]	50,400	1,267,170
UNY Group Holdings Co. Ltd.	604,800	4,183,491
USEN Corp.[a,b]	456,840	1,327,434

Security	Shares	Value
Ushio Inc.	302,400	$3,712,421
Valor Co. Ltd.	151,200	3,716,082
VT Holdings Co. Ltd.	288,100	1,788,199
Wacoal Holdings Corp.	504,000	6,443,650
Wacom Co. Ltd.[b]	403,200	1,493,755
Xebio Co. Ltd.	151,200	2,863,031
Yahagi Construction Co. Ltd.	100,800	680,977
YAMABIKO Corp.	50,400	2,031,946
Yamato Kogyo Co. Ltd.	100,800	2,369,180
Yodogawa Steel Works Ltd.	1,008,000	4,222,543
Yokogawa Bridge Holdings Corp.	50,400	464,968
Yokohama Reito Co. Ltd.	201,600	1,588,132
Yondoshi Holdings Inc.	50,400	1,074,755
Yoshinoya Holdings Co. Ltd.[b]	352,800	4,240,035
Yumeshin Holdings Co. Ltd.[b]	100,800	660,637
Zenkoku Hosho Co. Ltd.	151,200	5,516,155
Zensho Holdings Co. Ltd.[a]	302,400	2,931,373
Zeon Corp.	504,000	4,889,689
ZERIA Pharmaceutical Co. Ltd.	50,400	737,928

		1,563,054,025
NETHERLANDS — 1.71%
Aalberts Industries NV	342,048	10,800,720
Amsterdam Commodities NV	1,512	39,258
Arcadis NV	194,905	5,146,646
ASM International NV	140,616	6,367,414
BE Semiconductor Industries NV	35,280	845,652
BinckBank NV	242,786	2,317,881
Corbion NV	214,704	4,549,799
Eurocommercial Properties NV	80,640	3,500,993
Euronext NVc	133,056	6,110,344
Fugro NV CVA[a,b]	149,184	3,144,056
IMCD Group NV	99,792	3,688,037
Koninklijke BAM Groep NVa	674,352	3,145,635
NSI NV	219,744	990,317
PostNL NVa	1,164,240	5,032,048
Royal Imtech NVa,b	254,520	813,530
SBM Offshore NVa	422,352	5,181,990
SNS REAAL NVa,b	291,555	3
TKH Group NV	89,208	3,853,754
TomTom NVa,b	311,976	3,394,820
USG People NV	206,640	3,182,589
VastNed Retail NV	91,224	4,175,179
Wereldhave NV	112,616	6,700,223

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Wessanen	502,992	$5,432,269

		88,413,157
NEW ZEALAND — 0.94%
Air New Zealand Ltd.	1,201,536	2,107,196
Argosy Property Ltd.	1,533,672	1,135,982
Chorus Ltd.[a]	1,103,763	2,104,369
Fisher & Paykel Healthcare Corp. Ltd.	1,903,608	9,484,251
Freightways Ltd.	1,512,806	5,808,652
Genesis Energy Ltd.	484,848	550,765
Goodman Property Trust	1,729,728	1,459,304
Infratil Ltd.	1,225,224	2,628,950
Kiwi Property Group Ltd.	7,918,609	7,259,258
Nuplex Industries Ltd.	462,810	1,398,873
Precinct Properties New Zealand Ltd.	1,718,640	1,307,238
Sky Network Television Ltd.	1,006,001	4,089,913
SKYCITY Entertainment Group Ltd.	1,516,032	4,451,382
Trade Me Group Ltd.	990,360	2,230,268
Xero Ltd.[a]	105,336	1,238,552
Z Energy Ltd.	431,928	1,664,193

		48,919,146
NORWAY — 1.61%
Akastor ASA[a,b]	402,696	547,407
Aker ASA Class A	51,912	1,085,644
Aker Solutions ASA	141,624	566,925
Atea ASA	129,528	1,127,356
Austevoll Seafood ASA	304,416	1,584,086
Bakkafrost P/F	100,800	3,075,269
Borregaard ASA	263,592	1,678,083
BW LPG Ltd.[c]	225,792	1,859,645
BW Offshore Ltd.	1,039,752	626,753
Det Norske Oljeselskap ASA[a]	248,976	1,534,497
DNO ASA[a,b]	1,356,264	1,267,193
Golden Ocean Group Ltd.[a]	145,226	568,123
Hexagon Composites ASA[b]	273,168	813,235
Hoegh LNG Holdings Ltd.	113,400	1,820,516
Kongsberg Automotive ASA[a]	1,234,296	778,946
Leroy Seafood Group ASA	50,904	1,759,661
Marine Harvest ASA	822,858	10,213,791
Nordic Semiconductor ASA[a,b]	298,368	1,914,157
Norwegian Air Shuttle ASA[a,b]	83,664	3,626,982
Norwegian Property ASA[a]	759,903	885,277
Opera Software ASA[b]	365,400	2,921,815

Security	Shares	Value
Petroleum Geo-Services ASA[b]	551,376	$2,528,685
Prosafe SE	673,850	1,972,927
Protector Forsikring ASA	34,776	267,381
REC Silicon ASA[a,b]	4,818,744	869,631
REC Solar ASA[a]	101,304	1,327,233
Salmar ASA	117,936	1,871,574
Schibsted ASA[b]	221,265	7,752,175
Schibsted ASA Class Ba	207,832	6,826,445
Sparebank 1 Nord Norge	205,405	1,025,907
SpareBank 1 SMN	591,877	4,605,353
Stolt-Nielsen Ltd.[b]	133,571	2,168,987
Storebrand ASA[a]	1,250,424	5,067,010
TGS Nopec Geophysical Co. ASA[b]	274,176	5,811,465
Thin Film Electronics ASA[a]	538,776	277,048
Wilh Wilhelmsen ASA	102,143	600,631

		83,227,813
PORTUGAL — 0.39%
Banco BPI SA Registered[a,d]	547,685	623,869
BANIF – Banco Internacional do Funchal SAa,b	80,737,776	544,139
CTT-Correios de Portugal SA	261,576	2,716,622
Mota-Engil SGPS SAb	119,168	320,072
NOS SGPS SA	336,672	2,870,137
Portucel SA	2,506,310	9,622,613
REN – Redes Energeticas Nacionais SGPS SA	504,000	1,519,629
Sonae SGPS SA	1,527,120	2,130,983

		20,348,064
SINGAPORE — 2.06%
Accordia Golf Trust	201,600	94,295
AIMS AMP Capital Industrial REIT	100,800	110,502
ARA Asset Management Ltd.	1,209,600	1,507,248
Ascendas India Trust	3,528,000	2,410,787
Ascott Residence Trust	151,200	138,128
Asian Pay Television Trust	4,435,200	2,706,564
Biosensors International Group Ltd.[a,b]	3,528,000	1,791,975
Boustead Singapore Ltd.[b]	1,512,000	1,326,025
Cache Logistics Trust	151,200	119,342
Cambridge Industrial Trust[b]	5,140,800	2,517,237
CapitaLand Retail China Trust	1,563,180	1,816,456
CDL Hospitality Trusts	3,024,000	3,447,665
COSCO Corp. Singapore Ltd.[b]	3,276,000	933,743

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
CWT Ltd.[b]	100,800	$165,016
Ezion Holdings Ltd.[b]	3,528,480	2,230,604
Ezra Holdings Ltd.[a,b]	7,403,360	725,024
First REIT	2,620,800	2,700,671
First Resources Ltd.[b]	1,209,600	1,679,632
Frasers Centrepoint Trust[b]	1,512,000	2,276,343
Frasers Commercial Trust[b]	2,520,000	2,679,676
Frasers Hospitality Trust	100,800	60,408
Hong Leong Asia Ltd.	1,008,000	880,333
Hyflux Ltd.[b]	1,612,800	990,099
Indofood Agri Resources Ltd.[b]	1,235,200	528,095
k1 Ventures Ltd.	100,800	14,734
Kenon Holdings Ltd./Singapore[a,b]	36,424	573,692
Keppel DC REIT[b]	453,600	359,684
Keppel REIT[b]	3,528,000	2,771,761
KrisEnergy Ltd.[a,b]	2,124,360	597,733
Lippo Malls Indonesia Retail Trust	5,644,800	1,464,521
M1 Ltd./Singapore[b]	1,008,000	2,305,810
Mapletree Commercial Trust	2,620,800	2,614,479
Mapletree Greater China Commercial Trust	5,594,400	4,006,806
Mapletree Industrial Trust	4,536,960	5,056,540
Mapletree Logistics Trust	5,040,000	4,088,577
Midas Holdings Ltd.[b]	3,967,400	913,346
Neptune Orient Lines Ltd./Singapore[a,b]	2,570,400	1,747,038
OSIM International Ltd.[b]	1,008,000	1,175,006
OUE Hospitality Trust[b]	1,058,433	703,920
OUE Ltd.	554,400	784,012
Parkway Life REIT[b]	100,800	179,013
Perennial Real Estate Holdings Ltd.[a,b]	2,302,809	1,758,705
Raffles Medical Group Ltd.[b]	604,800	2,117,220
Religare Health Trust	302,400	233,159
Rex International Holding Ltd.[a,b]	1,512,000	133,708
Rowsley Ltd.[a,b]	3,967,400	405,931
SATS Ltd.	1,461,600	4,016,382
Sheng Siong Group Ltd.	655,200	428,564
SIIC Environment Holdings Ltd.[a]	4,284,000	538,513
Silverlake Axis Ltd.	239,840	170,025
Singapore Post Ltd.[b]	4,536,000	6,480,947
SMRT Corp. Ltd.[b]	4,032,000	4,081,210
Soilbuild Business Space REIT	4,989,600	3,117,816

Security	Shares	Value
SPH REIT	100,800	$75,141
Starhill Global REIT	3,628,800	2,307,284
Super Group Ltd./Singapore[b]	1,159,200	851,419
Tat Hong Holdings Ltd.[b]	1,008,000	372,024
Tiger Airways Holdings Ltd.[a,b]	5,947,250	1,303,936
United Engineers Ltd.[b]	1,108,800	2,017,768
Vard Holdings Ltd.[a,b]	2,016,000	670,379
Venture Corp. Ltd.[b]	1,008,000	5,782,942
Wing Tai Holdings Ltd.[b]	2,729,100	3,759,668
Yanlord Land Group Ltd.[b]	2,016,000	1,421,793
Ying Li International Real Estate Ltd.[a,b]	4,939,200	656,972
Yoma Strategic Holdings Ltd.[a,b]	2,672,400	839,825

		106,733,871
SPAIN — 2.28%
Abengoa SAb	305,991	770,471
Abengoa SA Class Bb	866,009	1,958,591
Acciona SA	70,056	5,697,516
Acerinox SA	323,268	3,964,506
Almirall SA	187,024	3,696,674
Applus Services SA	210,672	2,374,162
Atresmedia Corp. de Medios de Comunicacion SA	201,096	3,034,992
Axiare Patrimonio SOCIMI SA	11,714	148,836
Bolsas y Mercados Espanoles SHMSF SA	88,326	3,674,151
Cia. de Distribucion Integral Logista Holdings SA	28,728	570,053
Construcciones y Auxiliar de Ferrocarriles SA	8,381	2,398,275
Deoleo SAa	311,976	136,151
Ebro Foods SA	281,238	5,648,997
Ence Energia y Celulosa SA	91,728	333,427
Faes Farma SA	1,027,779	2,878,599
Fomento de Construcciones y Contratas SAa,b	345,482	3,583,837
Gamesa Corp. Tecnologica SA	651,168	10,370,773
Grupo Catalana Occidente SA	131,040	4,090,023
Hispania Activos Inmobiliarios SAU[a]	262,584	4,032,613
Indra Sistemas SAb	277,200	3,131,555
Inmobiliaria Colonial SAa	5,636,232	4,215,809
Laboratorios Farmaceuticos Rovi SA	2,016	30,738

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Lar Espana Real Estate SOCIMI SA	27,216	$269,123
Let’s GOWEX SAa	51,450	1
Liberbank SAa	3,231,648	2,263,689
Mediaset Espana Comunicacion SA	426,429	5,392,200
Melia Hotels International SA	147,672	2,138,968
Merlin Properties SOCIMI SAa	495,208	5,459,817
NH Hotel Group SAa,b	618,408	3,771,530
Obrascon Huarte Lain SAb	117,432	1,964,336
Papeles y Cartones de Europa SA	421,516	2,433,346
Promotora de Informaciones SAa,b	127,836	1,175,538
Prosegur Cia. de Seguridad SA	640,080	3,408,668
Sacyr SAa,b	905,792	3,145,403
Saeta Yield SA	34,776	354,714
Tecnicas Reunidas SA	90,216	4,620,941
Tubacex SA	743,904	2,038,318
Tubos Reunidos SAb	784,477	1,100,747
Viscofan SA	141,624	8,515,278
Zeltia SAa,b	753,984	3,340,488

		118,133,854
SWEDEN — 3.95%
AAK AB	61,488	4,191,027
AF AB Class B	151,704	2,136,140
Arcam ABa,b	46,368	694,812
Avanza Bank Holding AB	47,880	1,998,862
Axfood AB	179,928	3,078,042
B&B Tools AB Class B	75,600	1,132,845
Betsson AB	222,820	3,749,437
BillerudKorsnas AB	433,440	6,697,157
BioGaia AB Class B	39,931	1,301,480
Castellum AB	598,752	8,588,112
Clas Ohlson AB Class B	57,456	1,068,665
Cloetta AB Class Ba	517,608	1,563,314
Com Hem Holding AB	140,616	1,249,497
Concentric AB	132,552	1,534,131
Dustin Group ABa,b,c	13,608	96,005
Eltel ABa,c	7,560	84,853
Fabege AB	582,624	8,139,370
Fastighets AB Balder Class Ba,b	171,864	2,879,966
Fingerprint Cards ABa,b	174,888	4,160,407
Gunnebo AB	143,169	654,456
Haldex AB	109,872	1,354,918

Security	Shares	Value
Hemfosa Fastigheter AB	179,424	$1,951,080
Hexpol AB	861,840	9,301,408
Holmen AB Class B	148,524	4,264,129
Hufvudstaden AB Class A	179,928	2,341,578
Industrial & Financial Systems Class B	41,832	1,409,782
Indutrade AB	53,928	2,653,826
Intrum Justitia AB	298,872	10,229,136
JM AB	230,832	6,150,746
Kungsleden AB	572,040	3,852,335
L E Lundbergforetagen AB Class B	67,032	3,075,120
Lifco AB Class B	3,528	69,199
Lindab International AB	242,424	1,836,117
Loomis AB Class B	272,664	7,669,212
Meda AB Class A	626,005	10,278,413
Medivir AB Class Ba	107,856	1,150,830
Mekonomen AB	63,000	1,579,518
Modern Times Group MTG AB Class B	140,112	3,999,745
Mycronic AB	45,864	291,484
NCC AB Class B	249,984	7,518,118
NetEnt AB	80,640	3,775,563
Nibe Industrier AB Class B	281,232	7,969,235
Nobia AB	460,656	5,436,293
Nolato AB Class B	46,872	1,158,764
Nordnet AB Class B	169,344	677,344
Opus Group ABb	600,264	608,986
Orexo ABa,b	55,440	452,550
Oriflame Holding AGa	126,852	1,889,008
Oriflame Holding AG New	4,959	73,847
Peab AB	685,215	5,217,779
Qliro Group ABa,b	392,616	650,133
Ratos AB Class B	511,056	3,218,162
Rezidor Hotel Group AB	199,584	914,669
Saab AB	160,776	3,905,315
SAS ABa,b	645,334	1,151,388
SSAB AB Class Aa,b	442,512	2,120,862
SSAB AB Class Ba	516,349	2,158,629
Swedish Orphan Biovitrum ABa	408,744	5,414,712
Thule Group AB (The)[c]	6,048	72,643
Trelleborg AB Class B	687,960	11,961,522
Unibet Group PLC SDR	71,568	4,623,536
Vostok New Ventures Ltd.[a,b]	210,465	1,472,573
Wallenstam AB Class B	222,768	1,622,299

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Wihlborgs Fastigheter AB	136,584	$2,369,204

		204,890,288
SWITZERLAND — 4.50%
AFG Arbonia-Forster Holding AG Registered[a,b]	57,456	1,004,329
Allreal Holding AG Registered	31,752	4,562,430
Ascom Holding AG Registered	161,806	2,954,630
Autoneum Holding AG	11,592	2,407,412
Banque Cantonale Vaudoise Registered	6,873	4,480,215
Basilea Pharmaceutica Registered[a]	28,728	3,183,365
BKW AG	22,680	825,929
Bossard Holding AG	15,120	1,699,053
Bucher Industries AG Registered	23,184	5,678,403
Burckhardt Compression Holding AG	12,096	4,600,029
Cembra Money Bank AG	48,888	2,990,963
Clariant AG Registered	720,720	14,457,894
Cosmo Pharmaceuticals SAa,b	10,584	1,818,144
Daetwyler Holding AG Bearer	18,748	2,333,015
EFG International AG	128,016	1,498,471
Evolva Holding SAa,b	617,400	1,104,909
Flughafen Zuerich AG Registered	13,377	11,037,312
Forbo Holding AG Registered	5,040	6,177,422
Galenica AG Registered	11,088	12,701,996
GAM Holding AG	473,256	9,971,318
Gategroup Holding AG	98,143	3,645,516
Georg Fischer AG Registered	11,088	7,429,687
Helvetia Holding AG Registered	16,968	9,374,683
Huber & Suhner AG Registered	31,752	1,379,301
Implenia AG Registered	29,232	1,764,079
Inficon Holding AG Registered	3,881	1,158,929
Intershop Holdings AG	2,016	840,087
Kaba Holding AG Class B	12,600	8,101,966
Komax Holding AG Registered	14,112	2,471,178
Kudelski SA Bearer	145,152	2,310,712
Kuoni Reisen Holding AG Class B Registered	12,096	3,376,082
Leonteq AG	22,176	5,152,326
Logitech International SA Registered	408,744	5,911,499
Meyer Burger Technology AGa,b	230,832	1,998,254

Security	Shares	Value
Mobilezone Holding AG	256,234	$4,452,302
Mobimo Holding AG Registered	17,640	3,773,576
Molecular Partners AGa,b	3,528	129,946
Myriad Group AGa,b	148,176	698,405
OC Oerlikon Corp. AG Registered	430,416	5,306,867
Orascom Development Holding AGa	58,564	722,072
Panalpina Welttransport Holding AG Registered	40,320	5,042,622
PSP Swiss Property AG Registered	109,872	9,917,174
Rieter Holding AG Registered	13,381	2,028,521
Santhera Pharmaceutical Holding AGa,b	8,568	841,556
Schmolz + Bickenbach AG Registered[a]	1,499,904	1,264,096
Schweiter Technologies AG Bearer	1,021	804,180
SFS Group AG	25,704	1,830,651
Siegfried Holding AG Registered	1,512	273,422
St Galler Kantonalbank AG Registered	6,552	2,478,048
Straumann Holding AG Registered	24,696	7,348,929
Sunrise Communications Group AGa,c	88,200	6,974,508
Swissquote Group Holding SA Registered	32,760	847,036
Tecan Group AG Registered	36,792	4,532,487
Temenos Group AG Registered	177,912	6,562,252
U-Blox AG	19,656	4,186,436
Valiant Holding AG Registered	42,336	4,233,159
Valora Holding AG Registered	14,447	2,827,469
Vetropack Holding AG Bearer	504	840,612
Vontobel Holding AG Registered	68,040	3,645,885
Ypsomed Holding AG	1,512	168,647
Zehnder Group AG	30,240	1,146,861

		233,279,257
UNITED KINGDOM — 22.06%
AA PLC[a]	1,462,608	8,330,762
Abcam PLC	460,656	4,205,296
Acacia Mining PLC	413,784	1,550,350

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Advanced Medical Solutions Group PLC	941,472	$2,218,443
African Minerals Ltd.[a,b]	490,220	8
Al Noor Hospitals Group PLC	165,816	2,424,543
Alent PLC	782,208	5,798,021
Allied Minds PLC[a]	408,744	2,975,548
Amerisur Resources PLC[a,b]	2,301,264	1,203,027
Amlin PLC	1,423,296	11,338,482
Anite PLC	794,477	1,559,026
AO World PLC[a,b]	459,648	893,015
Arrow Global Group PLC	415,800	1,751,912
Ashmore Group PLC[b]	841,680	3,497,696
ASOS PLC[a,b]	130,536	6,925,851
Avanti Communications Group PLC[a,b]	303,408	972,978
AVEVA Group PLC	184,968	6,364,571
Balfour Beatty PLC	1,720,656	6,328,745
Bank of Georgia Holdings PLC	86,184	2,684,424
BBA Aviation PLC	1,388,254	6,431,956
Beazley PLC	935,928	4,935,084
Bellway PLC	334,656	12,590,987
Berendsen PLC	551,880	8,810,169
Berkeley Group Holdings PLC	309,960	16,295,609
Betfair Group PLC	190,008	8,254,772
Big Yellow Group PLC	271,656	2,986,512
Bodycote PLC	609,840	6,509,325
Booker Group PLC	3,935,232	10,992,268
Bovis Homes Group PLC	395,136	7,047,852
Brewin Dolphin Holdings PLC	604,296	2,971,407
Britvic PLC	680,400	7,289,014
BTG PLC[a]	996,001	10,164,862
Bwin.Party Digital Entertainment PLC	1,927,296	3,455,671
Cable & Wireless Communications PLC	7,059,550	7,056,025
Cairn Energy PLC[a]	1,479,413	3,726,121
Cape PLC	331,128	1,205,262
Capital & Counties Properties PLC	2,177,784	15,676,973
Card Factory PLC	484,848	2,645,850
Carillion PLC	1,165,248	6,287,924
Centamin PLC	2,868,768	2,480,100
Chemring Group PLC	714,715	2,632,139
Chesnara PLC	199,584	1,054,261
Cineworld Group PLC	526,680	4,203,939

Security	Shares	Value
Clinigen Healthcare Ltd.[a]	160,272	$1,849,523
Close Brothers Group PLC	418,824	9,496,446
COLT Group SAa	1,418,430	4,161,306
Costain Group PLC	180,936	943,051
Countrywide PLC	560,952	4,560,657
Crest Nicholson Holdings PLC	467,712	3,985,062
CSR PLC	438,480	6,144,550
Daily Mail & General Trust PLC Class A NVS	728,784	9,132,261
Dairy Crest Group PLC[b]	552,888	4,986,880
Dart Group PLC	413,784	2,879,867
DCC PLC	228,816	18,067,616
De La Rue PLC	366,681	2,892,501
Debenhams PLC	3,486,672	4,779,878
Derwent London PLC	247,464	14,037,197
Devro PLC	730,395	3,456,388
Dialight PLC	87,192	741,544
Dignity PLC	108,360	4,137,775
Diploma PLC	269,640	3,128,450
Domino’s Pizza Group PLC	402,696	5,639,956
Drax Group PLC	1,023,120	4,762,596
DS Smith PLC	2,210,040	13,812,319
Dunelm Group PLC	195,552	2,731,173
DX Group PLC	538,272	713,978
Electrocomponents PLC	1,391,544	4,327,810
Elementis PLC	1,256,472	5,039,064
EnQuest PLC[a]	1,880,424	1,041,713
Enterprise Inns PLC[a]	1,581,593	2,776,586
Entertainment One Ltd.	464,688	2,419,812
Essentra PLC	652,176	9,286,705
esure Group PLC	722,736	3,045,141
Evraz PLC[a]	918,288	1,444,453
Faroe Petroleum PLC[a,b]	493,920	651,294
Fenner PLC	459,144	1,196,546
Ferrexpo PLC	497,304	448,165
Fevertree Drinks PLC	22,680	148,470
FirstGroup PLC[a]	3,257,856	5,866,805
Foxtons Group PLC	653,184	2,487,077
Galliford Try PLC	156,744	4,341,634
Gem Diamonds Ltd.	367,681	734,421
Genus PLC	161,280	3,626,673
Globo PLC[a,b]	1,061,424	645,978
Go-Ahead Group PLC	137,643	5,477,196
Grafton Group PLC	684,432	7,673,986
Grainger PLC	927,360	3,457,231

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Great Portland Estates PLC	834,624	$10,842,740
Greencore Group PLC	1,230,768	6,076,823
Greene King PLC	880,693	11,874,142
Greggs PLC	333,805	7,058,234
Gulf Keystone Petroleum Ltd.[a,b]	2,283,788	1,033,517
GVC Holdings PLC[b]	240,408	1,562,528
GW Pharmaceuticals PLC[a,b]	450,576	4,260,932
Halfords Group PLC	605,453	5,139,765
Halma PLC	1,061,928	12,544,544
Hansteen Holdings PLC	1,309,392	2,488,748
Hays PLC	3,919,608	10,196,290
HellermannTyton Group PLC	224,784	1,654,258
Henderson Group PLC	2,825,479	12,588,157
Hikma Pharmaceuticals PLC	370,440	13,844,821
Hiscox Ltd.	832,760	12,027,081
Hochschild Mining PLC[a]	624,456	757,646
Home Retail Group PLC	2,061,360	5,252,959
Homeserve PLC	805,427	5,479,950
Howden Joinery Group PLC	1,726,704	13,354,054
Hunting PLC	314,496	2,520,110
IG Group Holdings PLC	1,077,552	12,586,181
Imagination Technologies Group PLC[a,b]	616,392	2,253,204
Inchcape PLC	1,124,424	14,089,955
Indivior PLC[a]	1,701,000	7,002,338
Infinis Energy PLC	312,984	682,555
Informa PLC	1,687,392	15,693,730
Innovation Group PLC	2,822,904	1,420,659
Intermediate Capital Group PLC	866,155	7,886,793
International Personal Finance PLC	657,720	4,095,226
Interserve PLC	516,096	5,198,651
ITE Group PLC	647,136	1,863,185
J D Wetherspoon PLC	403,200	4,501,882
John Laing Group PLC[a,c]	33,768	118,564
John Menzies PLC	142,632	1,145,160
John Wood Group PLC	883,008	8,618,980
Jupiter Fund Management PLC	882,504	6,467,087
Just Eat PLC[a]	637,192	4,335,316
Just Retirement Group PLC	411,768	1,242,719
KAZ Minerals PLC[a]	697,536	1,762,290
Kcom Group PLC	1,158,696	1,708,698
Keller Group PLC	181,944	3,003,913
Kier Group PLC	181,800	4,093,777
Ladbrokes PLC	2,308,824	4,103,727

Security	Shares	Value
Laird PLC	751,169	$4,619,639
Lancashire Holdings Ltd.[b]	441,504	4,436,949
LondonMetric Property PLC	1,730,736	4,369,918
Lonmin PLC[a,b]	1,087,464	884,979
Majestic Wine PLC[b]	204,120	1,385,603
Man Group PLC	4,338,936	11,029,816
Marston’s PLC	2,390,976	5,824,278
Michael Page International PLC	881,635	7,539,340
Micro Focus International PLC	399,672	8,719,164
Mitchells & Butlers PLC[a]	623,952	3,682,448
Mitie Group PLC	727,776	3,656,938
Moneysupermarket.com Group PLC	1,022,112	4,678,154
Monitise PLC[a,b]	4,784,472	374,055
Morgan Advanced Materials PLC	1,001,501	5,541,841
Mothercare PLC[a,b]	464,879	1,967,767
N Brown Group PLC	351,288	1,745,422
National Express Group PLC	1,308,888	6,190,880
NewRiver Retail Ltd.	26,208	136,189
Northgate PLC	296,352	2,534,267
Ocado Group PLC[a,b]	1,223,906	7,582,327
Ophir Energy PLC[a]	1,355,256	2,459,603
Optimal Payments PLC[a]	1,178,183	4,853,786
Oxford Instruments PLC	151,200	2,161,281
Pace PLC	801,864	4,554,766
Paragon Group of Companies PLC (The)	893,592	5,708,882
Partnership Assurance Group PLC	414,288	969,745
Pennon Group PLC	1,038,240	13,212,520
Petra Diamonds Ltd.[a]	1,016,568	2,384,292
Pets at Home Group PLC	278,208	1,254,675
Phoenix Group Holdings	434,448	5,782,968
Playtech PLC	534,299	7,558,161
Poundland Group PLC	499,968	2,630,836
Premier Farnell PLC	1,288,224	2,725,932
Premier Foods PLC[a]	2,130,408	1,313,179
Premier Oil PLC[a]	1,076,040	2,248,397
Primary Health Properties PLC	422,352	2,687,401
Provident Financial PLC	369,936	17,162,694
QinetiQ Group PLC	2,066,439	7,648,939
Quindell PLC[a]	1,045,864	2,036,009
Quintain Estates & Development PLC[a]	1,279,152	2,629,885

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Redde PLC	99,792	$219,962
Redefine International PLC/Isle of Man	1,548,792	1,256,783
Redrow PLC	714,168	5,196,725
Regus PLC	1,946,121	8,527,680
Renishaw PLC	87,192	2,850,523
Rentokil Initial PLC	5,022,360	11,513,135
Restaurant Group PLC (The)	651,168	6,853,919
Rightmove PLC	268,632	15,275,663
Rotork PLC	2,076,480	6,931,105
RPC Group PLC	480,816	5,109,636
RPS Group PLC	487,368	1,627,551
SafeCharge International Group Ltd.	71,064	294,982
Safestore Holdings PLC	334,152	1,572,155
Savills PLC	286,272	4,375,697
Senior PLC	915,768	4,159,984
Serco Group PLC	2,823,111	5,678,646
Shaftesbury PLC	849,744	12,398,343
Shanks Group PLC	961,128	1,496,091
SIG PLC	1,877,904	6,127,613
SOCO International PLC	480,312	1,184,253
Spectris PLC	300,888	9,170,036
Speedy Hire PLC	1,489,824	1,203,121
Spirax-Sarco Engineering PLC	179,306	9,278,404
Spire Healthcare Group PLC[c]	478,800	2,888,550
Spirent Communications PLC	1,986,768	2,898,830
SSP Group PLC	997,920	4,843,062
ST Modwen Properties PLC	467,712	3,475,616
St. James’s Place PLC	1,325,016	20,242,668
Stagecoach Group PLC	1,243,368	7,586,481
Stobart Group Ltd.	590,688	1,016,250
Stock Spirits Group PLC	610,344	1,859,643
SuperGroup PLC[a]	130,032	2,936,180
SVG Capital PLC[a]	434,952	3,265,432
Synergy Health PLC	161,784	4,392,874
Synthomer PLC	616,896	3,094,973
TalkTalk Telecom Group PLC[b]	1,379,448	6,488,025
Ted Baker PLC	73,932	3,723,020
Telecity Group PLC	550,368	9,404,403
Telecom Plus PLC	153,216	2,902,597
Telit Communications PLC[a]	264,600	1,352,275
Thomas Cook Group PLC[a]	3,815,784	7,139,485
Trinity Mirror PLC	736,596	1,528,780
TT electronics PLC	474,768	1,100,201

Security	Shares	Value
Tullett Prebon PLC	772,128	$4,885,895
UBM PLC	1,044,657	8,664,449
UDG Healthcare PLC	863,358	6,756,563
Ultra Electronics Holdings PLC	268,128	7,301,323
UNITE Group PLC (The)	696,074	6,854,073
Vectura Group PLC[a]	1,433,931	4,016,582
Vedanta Resources PLC[b]	141,624	882,470
Vesuvius PLC	756,000	4,826,310
Victrex PLC	199,584	6,029,690
Virgin Money Holdings UK PLC[a]	179,928	1,193,305
WH Smith PLC	374,472	9,238,791
Workspace Group PLC	235,368	3,579,260
WS Atkins PLC	302,127	7,411,498
Xaar PLC	261,576	2,114,422
Xchanging PLC	600,264	910,953
Zoopla Property Group PLC[b,c]	445,536	1,668,622

		1,143,995,886

TOTAL COMMON STOCKS
(Cost: $4,643,189,869)		5,150,560,297

INVESTMENT COMPANIES — 0.10%

AUSTRALIA — 0.10%
Spark Infrastructure Group	3,670,632	5,215,850

		5,215,850

TOTAL INVESTMENT COMPANIES
(Cost: $5,546,044)		5,215,850

PREFERRED STOCKS — 0.28%

AUSTRALIA — 0.05%
Multiplex SITES Trust[a,d,e]	43,381	2,676,294

		2,676,294
GERMANY — 0.23%
Biotest AG	61,992	1,754,762
Draegerwerk AG & Co. KGaA	18,144	1,827,229
Jungheinrich AG	42,336	3,000,145
Sartorius AG	23,688	5,133,578

		11,715,714

TOTAL PREFERRED STOCKS
(Cost: $12,891,329)		14,392,008

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
RIGHTS — 0.01%

SPAIN — 0.01%
Lar Espana Real Estate SOCIMI SAa	26,676	$32,715
Merlin Properties SOCIMI SAa	495,208	711,270

		743,985

TOTAL RIGHTS
(Cost: $0)		743,985

SHORT-TERM INVESTMENTS — 5.85%

MONEY MARKET FUNDS — 5.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[f,g,h]	285,688,600	285,688,600
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[f,g,h]	15,783,475	15,783,475
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,g]	1,694,232	1,694,232

		303,166,307

TOTAL SHORT-TERM INVESTMENTS
(Cost: $303,166,307)		303,166,307

TOTAL INVESTMENTS IN SECURITIES — 105.58%
(Cost: $4,964,793,549)		5,474,078,447
Other Assets, Less Liabilities — (5.58)%		(289,129,784)

NET ASSETS — 100.00%		$5,184,948,663

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Variable rate security. Rate shown is as of report date.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	97

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,473,104	$2,499,757	$2,903,648,711

Total cost of investments	$2,473,104	$2,499,757	$2,903,648,711

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	2,497,364	2,493,148	2,909,555,653

Total fair value of investments	2,497,364	2,493,148	2,909,555,653
Receivables:
Dividends and interest	—	—	20
Unrealized appreciation on forward currency contracts (Note 1)	33,990	69,905	60,742,101
Capital shares sold	—	—	317,756

Total Assets	2,531,354	2,563,053	2,970,615,530

LIABILITIES
Payables:
Investment securities purchased	31,112	65,776	54,682,446
Unrealized depreciation on forward currency contracts (Note 1)	5,660	11,706	16,693,970
Investment advisory fees (Note 2)	69	75	78,131

Total Liabilities	36,841	77,557	71,454,547

NET ASSETS	$2,494,513	$2,485,496	$2,899,160,983

Net assets consist of:
Paid-in capital	$2,442,015	$2,434,004	$2,874,924,314
Accumulated net realized loss	(92)	(98)	(25,718,404)
Net unrealized appreciation	52,590	51,590	49,955,073

NET ASSETS	$2,494,513	$2,485,496	$2,899,160,983

Shares outstanding[a]	100,000	100,000	104,050,000

Net asset value per share	$24.95	$24.85	$27.86

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ETF	iShares MSCI ACWI ex U.S. ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$6,088,481,960	$2,043,646,851
Affiliated (Note 2)	2,491,326	132,032,838	22,285,064

Total cost of investments	$2,491,326	$6,220,514,798	$2,065,931,915

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$6,485,428,985	$2,016,734,519
Affiliated (Note 2)	2,525,391	134,788,138	22,285,064

Total fair value of investments	2,525,391	6,620,217,123	2,039,019,583
Foreign currency, at value[b]	—	5,092,004	3,831,155
Cash	—	—	3,985
Receivables:
Investment securities sold	—	770,981	7,462
Due from custodian (Note 4)	—	4,484,195	—
Dividends and interest	—	9,791,818	4,333,935
Unrealized appreciation on forward currency contracts (Note 1)	57,403	—	—
Capital shares sold	—	69,680	—

Total Assets	2,582,794	6,640,425,801	2,047,196,120

LIABILITIES
Payables:
Investment securities purchased	54,708	15,445,768	3,149,131
Collateral for securities on loan (Note 1)	—	101,534,514	20,082,300
Capital shares redeemed	—	1,603,616	—
Foreign taxes (Note 1)	—	176	108
Securities related to in-kind transactions (Note 4)	—	4,728	—
Unrealized depreciation on forward currency contracts (Note 1)	10,600	—	—
Investment advisory fees (Note 2)	76	1,762,791	553,928

Total Liabilities	65,384	120,351,593	23,785,467

NET ASSETS	$2,517,410	$6,520,074,208	$2,023,410,653

Net assets consist of:
Paid-in capital	$2,436,647	$6,271,150,376	$2,139,284,668
Undistributed net investment income	—	19,248,507	206,111
Accumulated net realized loss	(105)	(169,887,621)	(89,062,835)
Net unrealized appreciation (depreciation)	80,868	399,562,946	(27,017,291)

NET ASSETS	$2,517,410	$6,520,074,208	$2,023,410,653

Shares outstanding[c]	100,000	108,600,000	45,800,000

Net asset value per share	$25.17	$60.04	$44.18

[a]	Securities on loan with values of $ —, $96,304,284 and $18,953,945, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $5,111,658 and $3,856,012, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$56,430,455,127	$4,661,627,242
Affiliated (Note 2)	315,402,370	303,166,307

Total cost of investments	$56,745,857,497	$4,964,793,549

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$61,128,542,877	$5,170,912,140
Affiliated (Note 2)	315,402,370	303,166,307

Total fair value of investments	61,443,945,247	5,474,078,447
Foreign currency, at value[b]	159,357,968	6,944,852
Foreign currency pledged to broker, at value[b]	12,755,510	—
Receivables:
Investment securities sold	—	52,709
Due from custodian (Note 4)	54,224	83,483
Dividends and interest	117,047,764	7,042,565
Foreign withholding tax claims (Note 10)	35,006,975	—
Futures variation margin	4,872,580	—

Total Assets	61,773,040,268	5,488,202,056

LIABILITIES
Payables:
Investment securities purchased	54,224	83,739
Collateral for securities on loan (Note 1)	292,800,905	301,472,075
Futures variation margin	739,714	—
Professional fees (Note 10)	3,500,698	—
Investment advisory fees (Note 2)	16,771,143	1,697,579

Total Liabilities	313,866,684	303,253,393

NET ASSETS	$61,459,173,584	$5,184,948,663

Net assets consist of:
Paid-in capital	$63,439,753,679	$4,764,395,107
Distributions in excess of net investment income	(45,785,416)	(29,084,581)
Accumulated net realized loss	(6,633,915,382)	(59,576,129)
Net unrealized appreciation	4,699,120,703	509,214,266

NET ASSETS	$61,459,173,584	$5,184,948,663

Shares outstanding[c]	946,800,000	100,800,000

Net asset value per share	$64.91	$51.44

[a]	Securities on loan with a value of $275,252,391 and $283,955,361, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $172,869,501 and $6,924,762, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares Currency Hedged MSCI ACWI ETF[a]	iShares Currency Hedged MSCI ACWI ex U.S. ETF[a]	iShares Currency Hedged MSCI EAFE ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$—	$—	$46,869,734
Interest — affiliated (Note 2)	—	—	47
Securities lending income — affiliated — net (Note 2)	—	—	6,193

Total investment income	—	—	46,875,974

EXPENSES
Investment advisory fees (Note 2)	826	822	4,294,548

Total expenses	826	822	4,294,548
Less investment advisory fees waived (Note 2)	(734)	(724)	(3,762,706)

Net expenses	92	98	531,842

Net investment income (loss)	(92)	(98)	46,344,132

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	—	—	(7,562,281)
In-kind redemptions — affiliated (Note 2)	—	—	24,178,043
Foreign currency transactions	—	—	(13,671,814)

Net realized gain	—	—	2,943,948

Net change in unrealized appreciation/depreciation on:
Investments	24,260	(6,609)	5,797,699
Forward currency contracts	28,330	58,199	44,013,206

Net change in unrealized appreciation/depreciation	52,590	51,590	49,810,905

Net realized and unrealized gain	52,590	51,590	52,754,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,498	$51,492	$99,098,985

[a]	For the period from June 29, 2015 (commencement of operations) to July 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares Currency Hedged MSCI EAFE Small-Cap ETF[a]	iShares MSCI ACWI ETF	iShares MSCI ACWI ex U.S. ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$158,069,712	$52,753,277
Dividends — affiliated (Note 2)	—	345,167	—
Interest — unaffiliated	—	14	—
Interest — affiliated (Note 2)	—	444	102
Securities lending income — affiliated — net (Note 2)	—	746,365	428,558

	—	159,161,702	53,181,937
Less: Other foreign taxes (Note 1)	—	(100,544)	(57,354)

Total investment income	—	159,061,158	53,124,583

EXPENSES
Investment advisory fees (Note 2)	938	21,597,454	6,059,693

Total expenses	938	21,597,454	6,059,693
Less investment advisory fees waived (Note 2)	(833)	—	—

Net expenses	105	21,597,454	6,059,693

Net investment income (loss)	(105)	137,463,704	47,064,890

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(63,314,151)	(21,358,719)
In-kind redemptions — unaffiliated	—	613,667,321	60,163,792
In-kind redemptions — affiliated (Note 2)	—	1,918,935	—
Foreign currency transactions	—	(2,484,798)	(1,074,303)

Net realized gain	—	549,787,307	37,730,770

Net change in unrealized appreciation/depreciation on:
Investments	34,065	(549,466,966)	(174,210,343)
Forward currency contracts	46,803	—	—
Translation of assets and liabilities in foreign currencies	—	(15,779)	(70,826)

Net change in unrealized appreciation/depreciation	80,868	(549,482,745)	(174,281,169)

Net realized and unrealized gain (loss)	80,868	304,562	(136,550,399)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,763	$137,768,266	$(89,485,509)

[a]	For the period from June 29, 2015 (commencement of operations) to July 31, 2015.
[b]	Net of foreign withholding tax of $ —, $8,177,403 and $4,797,002, respectively.

See notes to financial statements.

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,728,042,492	$102,131,525
Interest — affiliated (Note 2)	1,151	144
Securities lending income — affiliated — net (Note 2)	6,495,103	5,833,570
Foreign withholding tax claims (Note 10)	50,415,581	—

Total investment income	1,784,954,327	107,965,239

EXPENSES
Investment advisory fees (Note 2)	184,568,302	16,254,063
Professional fees (Note 10)	5,041,559	—

Total expenses	189,609,861	16,254,063

Net investment income	1,595,344,466	91,711,176

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(440,274,222)	(12,202,858)
In-kind redemptions — unaffiliated	1,033,085,774	87,390,756
Futures contracts	10,781,630	—
Foreign currency transactions	(51,183,234)	(1,098,120)

Net realized gain	552,409,948	74,089,778

Net change in unrealized appreciation/depreciation on:
Investments	(2,336,845,151)	(44,738,570)
Futures contracts	4,762,003	—
Translation of assets and liabilities in foreign currencies	(798,827)	(8,177)

Net change in unrealized appreciation/depreciation	(2,332,881,975)	(44,746,747)

Net realized and unrealized gain (loss)	(1,780,472,027)	29,343,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(185,127,561)	$121,054,207

[a]	Net of foreign withholding tax of $136,325,612 and $7,767,010, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
	Period from June 29, 2015[a] to July 31, 2015	Period from June 29, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss	$(92)	$(98)
Net change in unrealized appreciation/depreciation	52,590	51,590

Net increase in net assets resulting from operations	52,498	51,492

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,442,015	2,434,004

Net increase in net assets from capital share transactions	2,442,015	2,434,004

INCREASE IN NET ASSETS	2,494,513	2,485,496

NET ASSETS
Beginning of period	—	—

End of period	$2,494,513	$2,485,496

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI EAFE Small-Cap ETF
	Year ended July 31, 2015	Period from January 31, 2014[a] to July 31, 2014	Period from June 29, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$46,344,132	$61,019	$(105)
Net realized gain (loss)	2,943,948	(41,666)	—
Net change in unrealized appreciation/depreciation	49,810,905	144,168	80,868

Net increase in net assets resulting from operations	99,098,985	163,521	80,763

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(46,344,132)	(61,019)	—
From net realized gain	(249,806)	—	—
Return of capital	—	(125)	—

Total distributions to shareholders	(46,593,938)	(61,144)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,171,798,665	2,374,836	2,436,647
Cost of shares redeemed	(327,619,942)	—	—

Net increase in net assets from capital share transactions	2,844,178,723	2,374,836	2,436,647

INCREASE IN NET ASSETS	2,896,683,770	2,477,213	2,517,410

NET ASSETS
Beginning of period	2,477,213	—	—

End of period	$2,899,160,983	$2,477,213	$2,517,410

SHARES ISSUED AND REDEEMED
Shares sold	115,600,000	100,000	100,000
Shares redeemed	(11,650,000)	—	—

Net increase in shares outstanding	103,950,000	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ETF		iShares MSCI ACWI ex U.S. ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$137,463,704	$126,744,692	$47,064,890	$51,253,091
Net realized gain	549,787,307	110,504,293	37,730,770	111,090,010
Net change in unrealized appreciation/depreciation	(549,482,745)	507,178,549	(174,281,169)	85,748,041

Net increase (decrease) in net assets resulting from operations	137,768,266	744,427,534	(89,485,509)	248,091,142

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(140,575,067)	(123,492,808)	(49,930,046)	(51,636,094)

Total distributions to shareholders	(140,575,067)	(123,492,808)	(49,930,046)	(51,636,094)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,779,136,134	1,646,675,678	691,973,697	494,379,387
Cost of shares redeemed	(2,078,731,618)	(495,095,279)	(305,414,491)	(519,437,560)

Net increase (decrease) in net assets from capital share transactions	700,404,516	1,151,580,399	386,559,206	(25,058,173)

INCREASE IN NET ASSETS	697,597,715	1,772,515,125	247,143,651	171,396,875

NET ASSETS
Beginning of year	5,822,476,493	4,049,961,368	1,776,267,002	1,604,870,127

End of year	$6,520,074,208	$5,822,476,493	$2,023,410,653	$1,776,267,002

Undistributed net investment income included in net assets at end of year	$19,248,507	$7,533,802	$206,111	$2,366,606

SHARES ISSUED AND REDEEMED
Shares sold	46,000,000	29,400,000	15,400,000	11,000,000
Shares redeemed	(35,200,000)	(9,000,000)	(7,000,000)	(11,400,000)

Net increase (decrease) in shares outstanding	10,800,000	20,400,000	8,400,000	(400,000)

See notes to financial statements.

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI EAFE ETF		iShares MSCI EAFE Small-Cap ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,595,344,466	$1,779,549,629	$91,711,176	$72,185,024
Net realized gain	552,409,948	256,828,368	74,089,778	84,280,777
Net change in unrealized appreciation/depreciation	(2,332,881,975)	4,598,700,178	(44,746,747)	304,191,752

Net increase (decrease) in net assets resulting from operations	(185,127,561)	6,635,078,175	121,054,207	460,657,553

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,551,620,270)	(1,783,006,729)	(106,231,273)	(84,218,882)

Total distributions to shareholders	(1,551,620,270)	(1,783,006,729)	(106,231,273)	(84,218,882)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,095,034,588	10,330,345,313	1,391,146,448	1,684,591,078
Cost of shares redeemed	(3,001,320,867)	(2,139,046,440)	(264,636,213)	(197,161,401)

Net increase in net assets from capital share transactions	8,093,713,721	8,191,298,873	1,126,510,235	1,487,429,677

INCREASE IN NET ASSETS	6,356,965,890	13,043,370,319	1,141,333,169	1,863,868,348

NET ASSETS
Beginning of year	55,102,207,694	42,058,837,375	4,043,615,494	2,179,747,146

End of year	$61,459,173,584	$55,102,207,694	$5,184,948,663	$4,043,615,494

Distributions in excess of net investment income included in net assets at end of year	$(45,785,416)	$(54,012,033)	$(29,084,581)	$(23,114,970)

SHARES ISSUED AND REDEEMED
Shares sold	171,000,000	157,800,000	27,600,000	33,600,000
Shares redeemed	(48,000,000)	(33,000,000)	(5,400,000)	(3,800,000)

Net increase in shares outstanding	123,000,000	124,800,000	22,200,000	29,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	107

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI ACWI ETF

Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.42

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized gain[d]	0.53

Total from investment operations	0.53

Net asset value, end of period	$24.95

Total return	2.13%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,495
Ratio of expenses to average net assets[f,g]	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%
Ratio of net investment loss to average net assets[g]	(0.04)%
Portfolio turnover rate[h,i]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 112 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI ACWI ex U.S. ETF

Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.34

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized gain[d]	0.51

Total from investment operations	0.51

Net asset value, end of period	$24.85

Total return	2.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,485
Ratio of expenses to average net assets[f,g]	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%
Ratio of net investment loss to average net assets[g]	(0.05)%
Portfolio turnover rate[h,i]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
i	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 113 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI EAFE ETF

	Year ended Jul. 31, 2015	Period from Jan. 31, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.77	$23.74

Income from investment operations:
Net investment income[b]	1.16	0.62
Net realized and unrealized gain[c]	2.63	1.02

Total from investment operations	3.79	1.64

Less distributions from:
Net investment income	(0.63)	(0.61)
Net realized gain	(0.07)	—
Return of capital	—	(0.00)[d]

Total distributions	(0.70)	(0.61)

Net asset value, end of period	$27.86	$24.77

Total return	15.42%	6.86%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,899,161	$2,477
Ratio of expenses to average net assets[f,g]	0.05%	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.39%	0.39%
Ratio of net investment income to average net assets[g]	4.16%	4.94%
Portfolio turnover rate[h,i]	16%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 114 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI EAFE Small-Cap ETF

Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.37

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized gain[d]	0.80

Total from investment operations	0.80

Net asset value, end of period	$25.17

Total return	3.28%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,517
Ratio of expenses to average net assets[f,g]	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.43%
Ratio of net investment loss to average net assets[g]	(0.05)%
Portfolio turnover rate[h,i]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 115 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$59.53	$52.33	$44.40	$47.15	$40.94

Income from investment operations:
Net investment income[a]	1.25	1.40	1.16	1.10	1.02
Net realized and unrealized gain (loss)[b]	0.47	7.09	7.88	(2.80)	6.20

Total from investment operations	1.72	8.49	9.04	(1.70)	7.22

Less distributions from:
Net investment income	(1.21)	(1.29)	(1.11)	(1.05)	(1.01)

Total distributions	(1.21)	(1.29)	(1.11)	(1.05)	(1.01)

Net asset value, end of year	$60.04	$59.53	$52.33	$44.40	$47.15

Total return	2.91%	16.29%	20.54%	(3.47)%	17.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,520,074	$5,822,476	$4,049,961	$2,699,465	$2,032,099
Ratio of expenses to average net assets	0.33%	0.33%	0.34%	0.34%	0.34%
Ratio of net investment income to average net assets	2.09%	2.46%	2.34%	2.53%	2.20%
Portfolio turnover rate[c]	6%	5%	6%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2015, July 31, 2014 and July 31, 2013 were 5%, 5% and 5%, respectively. See Note 4.

See notes to financial statements.

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$47.49	$42.46	$37.35	$43.97	$38.84

Income from investment operations:
Net investment income[a]	1.15	1.38	1.15	1.16	1.17
Net realized and unrealized gain (loss)[b]	(3.31)	5.12	5.05	(6.59)	5.08

Total from investment operations	(2.16)	6.50	6.20	(5.43)	6.25

Less distributions from:
Net investment income	(1.15)	(1.47)	(1.09)	(1.19)	(1.12)

Total distributions	(1.15)	(1.47)	(1.09)	(1.19)	(1.12)

Net asset value, end of year	$44.18	$47.49	$42.46	$37.35	$43.97

Total return	(4.54)%	15.42%	16.74%	(12.24)%	16.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,023,411	$1,776,267	$1,604,870	$986,147	$984,995
Ratio of expenses to average net assets	0.33%	0.33%	0.34%	0.34%	0.34%
Ratio of net investment income to average net assets	2.55%	3.00%	2.76%	3.04%	2.68%
Portfolio turnover rate[c]	6%	8%	7%	9%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2015, July 31, 2014 and July 31, 2013 were 4%, 6% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$66.89	$60.17	$50.29	$58.87	$51.76

Income from investment operations:
Net investment income[a]	1.83 [b]	2.29	1.68	1.70	1.66
Net realized and unrealized gain (loss)[c]	(2.11)	6.66	9.96	(8.56)	7.13

Total from investment operations	(0.28)	8.95	11.64	(6.86)	8.79

Less distributions from:
Net investment income	(1.70)	(2.23)	(1.76)	(1.72)	(1.68)

Total distributions	(1.70)	(2.23)	(1.76)	(1.72)	(1.68)

Net asset value, end of year	$64.91	$66.89	$60.17	$50.29	$58.87

Total return	(0.41)%	14.89%	23.39%	(11.54)%	17.04%

Ratios/Supplemental data:
Net assets, end of year (000s)	$61,459,174	$55,102,208	$42,058,837	$34,426,719	$38,957,382
Ratio of expenses to average net assets	0.34%	0.33%	0.34%	0.34%	0.34%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 10)	0.33%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.84%[b]	3.47%	2.95%	3.32%	2.86%
Portfolio turnover rate[d]	2%	5%	3%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	Excluding the effect of foreign withholding tax claims and associated professional fees (Note 10), net investment income per share would have been $1.77 and the ratio of net investment income to average net assets would have been 2.76%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$51.45	$44.67	$35.98	$42.77	$35.67

Income from investment operations:
Net investment income[a]	1.12	1.09	1.05	1.04	1.02
Net realized and unrealized gain (loss)[b]	0.11	6.93	8.96	(6.67)	7.56

Total from investment operations	1.23	8.02	10.01	(5.63)	8.58

Less distributions from:
Net investment income	(1.24)	(1.24)	(1.32)	(1.16)	(1.48)

Total distributions	(1.24)	(1.24)	(1.32)	(1.16)	(1.48)

Net asset value, end of year	$51.44	$51.45	$44.67	$35.98	$42.77

Total return	2.55%	18.03%	28.21%	(13.06)%	24.21%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,184,949	$4,043,615	$2,179,747	$1,388,891	$1,548,384
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.26%	2.15%	2.53%	2.81%	2.46%
Portfolio turnover rate[c]	13%	17%	12%	16%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI ACWI[a]	Non-diversified
Currency Hedged MSCI ACWI ex U.S.[a]	Non-diversified
Currency Hedged MSCI EAFE	Non-diversified
Currency Hedged MSCI EAFE Small-Cap[a]	Non-diversified

iShares ETF	Diversification Classification
MSCI ACWI	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

[a]	The Fund commenced operations on June 29, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

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Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI ACWI
Assets:
Exchange-Traded Funds	$2,496,081	$—	$—	$2,496,081
Money Market Funds	1,283	—	—	1,283
Forward Currency Contracts[a]	—	33,990	—	33,990

	$2,497,364	$33,990	$—	$2,531,354

Liabilities:
Forward Currency Contracts[a]	$—	$(5,660)	$—	$(5,660)

Currency Hedged MSCI ACWI ex U.S.
Assets:
Exchange-Traded Funds	$2,490,167	$—	$—	$2,490,167
Money Market Funds	2,981	—	—	2,981
Forward Currency Contracts[a]	—	69,905	—	69,905

	$2,493,148	$69,905	$—	$2,563,053

Liabilities:
Forward Currency Contracts[a]	$—	$(11,706)	$—	$(11,706)

Currency Hedged MSCI EAFE
Assets:
Exchange-Traded Funds	$2,907,751,681	$—	$—	$2,907,751,681
Money Market Funds	1,803,972	—	—	1,803,972
Forward Currency Contracts[a]	—	60,742,101	—	60,742,101

	$2,909,555,653	$60,742,101	$—	$2,970,297,754

Liabilities:
Forward Currency Contracts[a]	$—	$(16,693,970)	$—	$(16,693,970)

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Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Currency Hedged MSCI EAFE Small-Cap
Assets:
Exchange-Traded Funds	$2,524,164	$—	$—		$2,524,164
Money Market Funds	1,227	—	—		1,227
Forward Currency Contracts[a]	—	57,403	—		57,403

	$2,525,391	$57,403	$—		$2,582,794

Liabilities:
Forward Currency Contracts[a]	$—	$(10,600)	$—		$(10,600)

MSCI ACWI
Assets:
Common Stocks	$6,467,900,734	$855,844	$0	[b]	$6,468,756,578
Preferred Stocks	32,492,213	—	—		32,492,213
Money Market Funds	118,968,332	—	—		118,968,332

	$6,619,361,279	$855,844	$0	[b]	$6,620,217,123

MSCI ACWI ex U.S.
Assets:
Common Stocks	$1,993,261,366	$602,662	$1,175,277		$1,995,039,305
Preferred Stocks	21,695,214	—	—		21,695,214
Money Market Funds	22,285,064	—	—		22,285,064

	$2,037,241,644	$602,662	$1,175,277		$2,039,019,583

MSCI EAFE
Assets:
Common Stocks	$60,790,199,969	$363,463	$69		$60,790,563,501
Preferred Stocks	337,979,376	—	—		337,979,376
Money Market Funds	315,402,370	—	—		315,402,370
Futures Contracts[a]	4,872,580	—	—		4,872,580

	$61,448,454,295	$363,463	$69		$61,448,817,827

Liabilities:
Futures Contracts[a]	$(739,714)	$—	$—		$(739,714)

MSCI EAFE Small-Cap
Assets:
Common Stocks	$5,147,603,553	$2,956,731	$13		$5,150,560,297
Investment Companies	5,215,850	—	—		5,215,850
Preferred Stocks	14,392,008	—	—		14,392,008
Rights	743,985	—	—		743,985
Money Market Funds	303,166,307	—	—		303,166,307

	$5,471,121,703	$2,956,731	$13		$5,474,078,447

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.
[b]	Rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE Small-Cap ETF have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank,

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iSHARES® TRUST

or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI ACWI	$96,304,284	$96,304,284	$—
MSCI ACWI ex U.S.	18,953,945	18,953,945	—
MSCI EAFE	275,252,391	275,252,391	—
MSCI EAFE Small-Cap	283,955,361	283,955,361	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements (Continued)

iSHARES® TRUST

repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. The guidance did not have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Currency Hedged MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI ACWI ETF (“ACWI”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through November 30, 2017 on assets attributable to the Fund’s investments in ACWI (and those assets used by the Fund to hedge the Fund’s exposure to the securities in ACWI’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to ACWI’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through November 30, 2017 on assets attributable to the Fund’s investments in ACWX (and those assets used by the Fund to hedge the Fund’s exposure to the securities in ACWX’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to ACWX’s net total expense ratio after fee waiver plus 0.03%.

Effective May 22, 2015, for its investment advisory services to the iShares Currency Hedged MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. Prior to May 22, 2015, BFA was entitled to an annual investment advisory fee of 0.39% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, if any. Effective May 22, 2015, BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through November 30, 2020 on assets attributable to the Fund’s investments in the iShares MSCI EAFE ETF (“EFA”) (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EFA’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EFA’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.43% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through November 30, 2017 on assets attributable to the Fund’s investments in SCZ (and those assets

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Notes to Financial Statements (Continued)

iSHARES® TRUST

used by the Fund to hedge the Fund’s exposure to the securities in SCZ’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to SCZ’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to each of the iShares MSCI ACWI, iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

In addition, each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for each of iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs through November 30, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $12 billion
0.3800	[a]	Over $12 billion, up to and including $21 billion
0.3610	[a]	Over $21 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (Continued)

iSHARES® TRUST

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI EAFE	$2,521
MSCI ACWI	247,576
MSCI ACWI ex U.S.	128,202
MSCI EAFE	1,953,233
MSCI EAFE Small-Cap	1,709,518

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI ACWI
iShares MSCI ACWI ETF	—	41,643	—	41,643	$2,496,081	$—	$—

Currency Hedged MSCI ACWI ex U.S.
iShares MSCI ACWI ex U.S. ETF	—	56,492	—	56,492	$2,490,167	$—	$—

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI EAFE
iShares MSCI EAFE ETF	37,156	52,593,779	(7,744,370)	44,886,565	$2,907,751,681	$46,869,734	$16,615,762

Currency Hedged MSCI EAFE Small-Cap
iShares MSCI EAFE Small-Cap ETF	—	49,051	—	49,051	$2,524,164	$—	$—

MSCI ACWI
BlackRock Inc.	14,368	6,670	(5,104)	15,934	$5,358,923	$131,609	$904,254
PNC Financial Services Group Inc. (The)	95,964	45,080	(34,496)	106,548	10,460,883	213,558	1,014,681

					$15,819,806	$345,167	$1,918,935

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI ACWI	$31,112	$—
Currency Hedged MSCI ACWI ex U.S.	65,776	—
Currency Hedged MSCI EAFE	243,301,263	176,931,797
Currency Hedged MSCI EAFE Small-Cap	54,708	—
MSCI ACWI	457,942,073	381,194,029
MSCI ACWI ex U.S.	154,059,613	107,498,290
MSCI EAFE	2,375,370,971	1,176,337,679
MSCI EAFE Small-Cap	545,928,956	559,515,189

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI ACWI	$2,440,709	$—
Currency Hedged MSCI ACWI ex U.S.	2,431,000	—
Currency Hedged MSCI EAFE	3,149,676,501	333,181,966
Currency Hedged MSCI EAFE Small-Cap	2,435,391	—
MSCI ACWI	2,579,203,001	1,960,101,008
MSCI ACWI ex U.S.	607,943,856	272,506,630
MSCI EAFE	9,694,944,360	2,908,662,539
MSCI EAFE Small-Cap	1,365,900,389	255,165,708

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the iShares MSCI EAFE ETF as of July 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin/Net assets consist of — net unrealized appreciation[a]	$4,872,580

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

Liabilities
Equity contracts:
Variation margin/Net assets consist of — net unrealized depreciation[b]	$739,714

[b]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts by the iShares MSCI EAFE ETF held during the year ended July 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$10,781,630	$4,762,003

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI EAFE ETF for the year ended July 31, 2015:

Average value of contracts purchased	$271,218,136

6.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of forward currency contracts held as of July 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of — net unrealized appreciation	$33,990	$69,905	$60,742,101	$57,403

Liabilities
	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of — net unrealized depreciation	$5,660	$11,706	$16,693,970	$10,600

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended July 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

Net Realized Gain (Loss)
	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Foreign currency transactions	$—	$—	$(13,671,814)	$—

Net Change in Unrealized Appreciation/Depreciation
	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Foreign currency contracts	$28,330	$58,199	$44,013,206	$46,803

128	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended July 31, 2015:

	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Average amounts purchased in U.S. dollars	$1,245,529	$2,555,044	$1,353,871,568	$2,751,731
Average amounts sold in U.S. dollars	2,452,267	5,076,521	2,506,574,897	5,316,684

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statements of assets and liabilities as of July 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Currency Hedged MSCI ACWI ETF
Forward currency contracts	$33,990	$(5,099)	$28,891

iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts	$69,905	$(10,450)	$59,455

iShares Currency Hedged MSCI EAFE ETF
Forward currency contracts	$60,742,101	$(16,693,970)	$44,048,131

iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts	$57,403	$(9,443)	$47,960

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI ACWI ETF
Forward currency contracts	$5,660	$(5,099)	$561

iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts	$11,706	$(10,450)	$1,256

iShares Currency Hedged MSCI EAFE ETF
Forward currency contracts	$16,693,970	$(16,693,970)	$—

iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts	$10,600	$(9,443)	$1,157

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

130	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets, with the iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE Small-Cap ETF investing indirectly, in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI ACWI ETF and iShares MSCI ACWI ex U.S. ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2015, attributable to the use of equalization, the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI ACWI	$—	$92	$(92)
Currency Hedged MSCI ACWI ex U.S.	—	98	(98)
Currency Hedged MSCI EAFE	28,370,880	—	(28,370,880)
Currency Hedged MSCI EAFE Small-Cap	—	105	(105)
MSCI ACWI	595,857,987	14,826,068	(610,684,055)
MSCI ACWI ex U.S.	57,123,456	704,661	(57,828,117)
MSCI EAFE	911,653,081	(35,497,578)	(876,155,503)
MSCI EAFE Small-Cap	78,648,950	8,550,486	(87,199,436)

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
Currency Hedged MSCI EAFE
Ordinary income	$46,493,844	$61,019
Long-term capital gain	100,094	—
Return of capital	—	125

	$46,593,938	$61,144

MSCI ACWI
Ordinary income	$140,575,067	$123,492,808

MSCI ACWI ex U.S.
Ordinary income	$49,930,046	$51,636,094

MSCI EAFE
Ordinary income	$1,551,620,270	$1,783,006,729

MSCI EAFE Small-Cap
Ordinary income	$106,231,273	$84,218,882

132	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI ACWI	$10,693	$16,178	$—	$25,627	$—	$52,498
Currency Hedged MSCI ACWI ex U.S.	22,057	33,233	—	(3,798)	—	51,492
Currency Hedged MSCI EAFE	7,240,757	18,002,443	—	(1,006,531)	—	24,236,669
Currency Hedged MSCI EAFE Small-Cap	18,241	27,519	—	35,003	—	80,763
MSCI ACWI	22,360,046	—	(101,432,345)	366,373,059	(38,376,928)	248,923,832
MSCI ACWI ex U.S.	4,156,353	—	(55,696,628)	(49,358,178)	(14,975,562)	(115,874,015)
MSCI EAFE	50,179,827	—	(4,771,118,237)	2,872,261,870	(131,903,555)	(1,980,580,095)
MSCI EAFE Small-Cap	9,997,107	—	(16,042,284)	437,861,250	(11,262,517)	420,553,556

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the foreign withholding tax claims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI ACWI	$88,951,757	$568,319	$5,090,715	$6,821,554	$101,432,345
MSCI ACWI ex U.S.	40,357,694	450,894	7,365,062	7,522,978	55,696,628
MSCI EAFE	1,689,430,325	587,985,426	1,597,347,728	896,354,758	4,771,118,237
MSCI EAFE Small-Cap	8,736,908	—	7,305,376	—	16,042,284

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2015, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Currency Hedged MSCI EAFE	$6,428
MSCI EAFE Small-Cap	3,582,191

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI ACWI	$2,473,104	$24,260	$—	$24,260
Currency Hedged MSCI ACWI ex U.S.	2,499,757	—	(6,609)	(6,609)
Currency Hedged MSCI EAFE	2,911,150,568	—	(1,594,915)	(1,594,915)
Currency Hedged MSCI EAFE Small-Cap	2,491,326	34,065	—	34,065
MSCI ACWI	6,253,693,542	820,237,513	(453,713,932)	366,523,581
MSCI ACWI ex U.S.	2,088,272,802	198,188,836	(247,442,055)	(49,253,219)
MSCI EAFE	58,600,965,240	10,534,122,033	(7,691,142,026)	2,842,980,007
MSCI EAFE Small-Cap	5,036,146,565	870,777,906	(432,846,024)	437,931,882

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund (the “Plaintiffs”) against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. The Plaintiffs sought injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. The Defendants believe that the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. The Court dismissed the complaint with prejudice on October 24, 2013. The Plaintiffs filed a notice of appeal on November 8, 2013. On February 13, 2014, the Plaintiffs filed an appeal brief with the United States Court of Appeals for the Sixth Circuit (the “Sixth Circuit”). Oral argument of the Plaintiffs’ appeal was heard by the Sixth Circuit on July 30, 2014. On September 30, 2014, the Sixth Circuit affirmed the dismissal of the lawsuit. On December 29, 2014, the Plaintiffs filed a petition for a writ of certiorari asking the U.S. Supreme Court to hear their appeal of the Sixth Circuit’s ruling. On March 2, 2015, the U.S. Supreme Court denied the Plaintiffs’ petition, which concluded the lawsuit.

10.	FOREIGN WITHHOLDING TAX CLAIMS

In 2010 the iShares MSCI EAFE ETF filed claims to recover taxes withheld by certain jurisdictions in the European Union on dividend income received during calendar years 2005 through 2009 on the basis that those jurisdictions had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. In May 2014, the Fund received a favorable ruling from the Swedish Administrative Court. In July 2015, the Swedish Tax Authority withdrew its appeal of the decision and the Fund

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iSHARES® TRUST

successfully recovered taxes withheld by Sweden during calendar years 2005 through 2009. In addition, as a result of the favorable ruling, the Fund has recognized a receivable for all taxes that have been withheld by Sweden since January 1, 2010. All amounts are disclosed in the statement of operations as “Foreign withholding tax claims”. Professional fees associated with the filing of claims in the European Union resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	135

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

136	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designate as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI EAFE	$45,065,714
MSCI ACWI	165,204,932
MSCI ACWI ex U.S.	48,985,235
MSCI EAFE	1,725,905,224
MSCI EAFE Small-Cap	85,696,638

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI ACWI ETF during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction was 42.07%.

For the fiscal year ended July 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI ACWI ex U.S.	$57,548,418	$4,854,303
MSCI EAFE	1,864,368,104	116,982,287	[a]
MSCI EAFE Small-Cap	109,898,535	7,716,785

[a]	Amount has been reduced by the foreign withholding tax claims recovered from Sweden in the current year. See Note 10.

For the fiscal year ended July 31, 2015, the iShares Currency Hedged MSCI EAFE ETF intends to pass through to its shareholders foreign source income earned of $51,116,819 and foreign taxes paid of $4,247,085 by the underlying funds pursuant to Section 852(g)(1) of the Code.

Under Section 852(b)(3)(C) of the Code, the iShares Currency Hedged MSCI EAFE ETF hereby designates $100,194 as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares Currency Hedged MSCI EAFE ETF hereby designates $149,712 as short-term capital gain dividends for the fiscal year ended July 31, 2015.

TAX INFORMATION	137

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI ACWI ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary

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Contract (Continued)

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and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI ACWI ETF (“ACWI”), Fund shareholders would benefit from breakpoints in ACWI’s investment advisory fee rate as the assets of ACWI, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed

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iSHARES® TRUST

mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares Currency Hedged MSCI ACWI ex U.S. ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI ACWI ex U.S. ETF (“ACWX”), Fund shareholders would benefit from

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breakpoints in ACWX’s investment advisory fee rate as the assets of ACWX, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

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III. iShares Currency Hedged MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that it had previously approved, effective May 22, 2015, the permanent reduction in the Fund’s investment advisory fee from 39 basis points to 38 basis points, which was not reflected in the Lipper data. In addition, the Board noted that the Fund’s Lipper Group contained only four funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

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the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

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15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI EAFE ETF (“EFA”), Fund shareholders would benefit from breakpoints in EFA’s investment advisory fee rates as the assets of EFA, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

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underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best

IV. iShares Currency Hedged MSCI EAFE Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

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Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI EAFE Small-Cap ETF (“SCZ”), Fund shareholders would benefit from breakpoints in SCZ’s investment advisory fee rate as the assets of SCZ, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

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Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

V. iShares MSCI ACWI ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these

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requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have

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committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the

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U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

VI. iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF, and iShares MSCI EAFE Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which

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management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

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Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

154	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Currency Hedged MSCI EAFE	$0.631627	$0.072905	$—	$0.704532	90%	10%	—%		100%
MSCI ACWI	1.203740	—	0.002561	1.206301	100	—	0	[a]	100
MSCI ACWI ex U.S.	1.146294	—	—	1.146294	100	—	—		100
MSCI EAFE	1.696468	—	—	1.696468	100	—	—		100
MSCI EAFE Small-Cap	1.240882	—	—	1.240882	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report (except for the iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF and iShares Currency Hedged MSCI EAFE Small-Cap ETF which commenced operations on June 29, 2015). The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI EAFE ETF

Period Covered: April 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	315	100.00%

	315	100.00%

iShares MSCI ACWI ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	5	0.36
Greater than 0.5% and Less than 1.0%	103	7.45
Between 0.5% and –0.5%	1,225	88.65
Less than –0.5% and Greater than –1.0%	42	3.04
Less than –1.0% and Greater than –1.5%	5	0.36
Less than –1.5% and Greater than –2.0%	1	0.07

	1,382	100.00%

iShares MSCI ACWI ex U.S. ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	47	3.40
Greater than 0.5% and Less than 1.0%	268	19.39
Between 0.5% and –0.5%	913	66.07
Less than –0.5% and Greater than –1.0%	97	7.02
Less than –1.0% and Greater than –1.5%	32	2.32
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5%	1	0.07

	1,382	100.00%

156	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	45	3.26
Greater than 0.5% and Less than 1.0%	257	18.60
Between 0.5% and –0.5%	890	64.41
Less than –0.5% and Greater than –1.0%	103	7.45
Less than –1.0% and Greater than –1.5%	45	3.26
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	2	0.14

	1,382	100.00%

iShares MSCI EAFE Small-Cap ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	77	5.57
Greater than 0.5% and Less than 1.0%	346	25.04
Between 0.5% and –0.5%	771	55.80
Less than –0.5% and Greater than –1.0%	99	7.16
Less than –1.0% and Greater than –1.5%	37	2.68
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

BFA has registered the iShares MSCI ACWI ETF, iShares MSCI EAFE ETF and the iShares MSCI EAFE Small-Cap ETF (the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2014 was USD 1.27 million. This figure is comprised of fixed remuneration of USD 0.51 million and variable remuneration of USD 0.76 million. There were a total of 499 beneficiaries of the remuneration described above.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 0.18 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.03 million.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of BFA’s financial year ending December 31, 2014 was USD 9.09 million. This figure is comprised of fixed remuneration of USD 3.67 million and variable remuneration of USD 5.42 million. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI EAFE ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 1.26 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.23 million.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of BFA’s financial year ending December 31, 2014 was USD 620.6 thousand. This figure is comprised of fixed remuneration of USD 250.8 thousand and variable remuneration of USD 369.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 85.9 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 15.9 thousand.

SUPPLEMENTAL INFORMATION	159

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	161

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

162	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	163

Notes:

164	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	165

Notes:

166	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-73-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Core Conservative Allocation ETF | AOK | NYSE Arca
➢	iShares Core Moderate Allocation ETF | AOM | NYSE Arca
➢	iShares Core Growth Allocation ETF | AOR | NYSE Arca
➢	iShares Core Aggressive Allocation ETF | AOA | NYSE Arca
➢	iShares Morningstar Multi-Asset Income ETF | IYLD | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

The 12 months ended July 31, 2015 (the “reporting period”) were eventful for the global financial markets. The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. investment returns for U.S. investors. For example, the MSCI ACWI ex USA Index, a broad global equity index that excludes the United States, returned 10.60% in local currency terms but -4.57% in U.S. dollar terms.

A number of other factors buffeted the global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

U.S. stocks advanced by approximately 11% for the reporting period. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Although economic activity improved somewhat over the last few months of the reporting period, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

U.S. bonds returned approximately 3% for the reporting period. Bond yields generally declined during the reporting period, leading to higher bond prices, thanks to a combination of moderating economic growth and low inflation, which was held down by sharply lower energy prices. The exception was short-term bond yields, which rose slightly in anticipation of a Fed interest rate hike. From a sector perspective, mortgage-backed securities and longer-term U.S. Treasury bonds generated the best returns, while corporate bonds lagged.

Outside of the U.S., European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% in local currency terms as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil —experienced slowing economic growth during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.93%	2.02%	2.00%	1.93%	2.02%	2.00%
5 Years	5.27%	5.29%	5.34%	29.29%	29.40%	29.70%
Since Inception	5.90%	5.92%	5.97%	47.17%	47.33%	47.81%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,004.20	$0.55	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

The iShares Core Conservative Allocation ETF (the “Fund”) (formerly the iShares Conservative Allocation ETF) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 1.93%, net of fees, while the total return for the Index was 2.00%.

ALLOCATION BY ASSET CLASS

As of 7/31/15

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	68.66%
Domestic Equity	16.05
International Equity	15.29

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

iShares Core Total USD Bond Market ETF	41.36%
iShares Core U.S. Treasury Bond ETF	15.90
iShares Core S&P 500 ETF	14.26
iShares Core U.S. Credit Bond ETF	11.40
iShares Core MSCI Europe ETF	7.59

TOTAL	90.51%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MODERATE ALLOCATION ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.62%	2.80%	2.70%	2.62%	2.80%	2.70%
5 Years	6.57%	6.60%	6.66%	37.47%	37.68%	38.04%
Since Inception	7.04%	7.07%	7.13%	58.17%	58.47%	59.10%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,011.80	$0.55	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MODERATE ALLOCATION ETF

The iShares Core Moderate Allocation ETF (the “Fund”) (formerly the iShares Moderate Allocation ETF) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 2.62%, net of fees, while the total return for the Index was 2.70%.

ALLOCATION BY ASSET CLASS

As of 7/31/15

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	58.48%
Domestic Equity	21.26
International Equity	20.26

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

iShares Core Total USD Bond Market ETF	35.23%
iShares Core S&P 500 ETF	18.89
iShares Core U.S. Treasury Bond ETF	13.54
iShares Core MSCI Europe ETF	10.05
iShares Core U.S. Credit Bond ETF	9.71

TOTAL	87.42%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE GROWTH ALLOCATION ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.82%	4.87%	4.94%	4.82%	4.87%	4.94%
5 Years	9.22%	9.23%	9.33%	55.42%	55.47%	56.24%
Since Inception	9.30%	9.31%	9.40%	82.04%	82.17%	83.24%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,026.90	$0.55	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE GROWTH ALLOCATION ETF

The iShares Core Growth Allocation ETF (the “Fund”) (formerly the iShares Growth Allocation ETF) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 4.82%, net of fees, while the total return for the Index was 4.94%.

ALLOCATION BY ASSET CLASS

As of 7/31/15

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	38.49%
Domestic Equity	31.49
International Equity	30.02

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	27.99%
iShares Core Total USD Bond Market ETF	23.19
iShares Core MSCI Europe ETF	14.89
iShares Core MSCI Pacific ETF	9.54
iShares Core U.S. Treasury Bond ETF	8.91

TOTAL	84.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.54%	5.54%	5.74%	5.54%	5.54%	5.74%
5 Years	11.81%	11.80%	11.96%	74.73%	74.67%	75.90%
Since Inception	11.70%	11.70%	11.84%	110.83%	110.80%	112.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,041.90	$0.56	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

The iShares Core Aggressive Allocation ETF (the “Fund”) (formerly the iShares Aggressive Allocation ETF) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 5.54%, net of fees, while the total return for the Index was 5.74%.

ALLOCATION BY ASSET CLASS

As of 7/31/15

Asset Class	Percentage of Total Investments*

Domestic Equity	41.46%
International Equity	39.53
Domestic Fixed Income	19.01

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	36.85%
iShares Core MSCI Europe ETF	19.60
iShares Core MSCI Pacific ETF	12.57
iShares Core Total USD Bond Market ETF	11.45
iShares Core MSCI Emerging Markets ETF	7.36

TOTAL	87.83%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.67)%	(0.55)%	(0.72)%	(0.67)%	(0.55)%	(0.72)%
Since Inception	5.27%	5.32%	5.21%	18.66%	18.84%	18.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$968.70	$1.12	$1,000.00	$1,023.70	$1.15	0.23%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -0.67%, net of fees, while the total return for the Index was -0.72%.

ALLOCATION BY ASSET CLASS

As of 7/31/15

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	50.98%
Domestic Equity	15.02
Domestic Real Estate	14.51
International Fixed Income	9.85
International Equity	9.64

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

iShares iBoxx $ High Yield Corporate Bond ETF	20.11%
iShares iBoxx $ Investment Grade Corporate Bond ETF	15.37
iShares Mortgage Real Estate Capped ETF	14.51
iShares 10+ Year Credit Bond ETF	10.22
iShares Core High Dividend ETF	9.88

TOTAL	70.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.90%

DOMESTIC EQUITY — 16.03%
iShares Core S&P 500 ETF[a]	164,063	$34,741,981
iShares Core S&P Mid-Cap ETF[a]	20,447	3,067,254
iShares Core S&P Small-Cap ETF[a,b]	10,941	1,279,003

		39,088,238
DOMESTIC FIXED INCOME — 68.59%
iShares Core Total USD Bond Market ETF[a]	1,002,986	100,759,973
iShares Core U.S. Credit Bond ETF[a]	254,421	27,777,685
iShares Core U.S. Treasury Bond ETF[a,b]	1,533,460	38,719,865

		167,257,523
INTERNATIONAL EQUITY — 15.28%
iShares Core MSCI Emerging Markets ETF[a]	154,547	6,937,615
iShares Core MSCI Europe ETF[a]	397,954	18,477,004
iShares Core MSCI Pacific ETF[a]	230,876	11,846,248

		37,260,867

TOTAL INVESTMENT COMPANIES
(Cost: $239,131,934)		243,606,628

SHORT-TERM INVESTMENTS — 0.81%

MONEY MARKET FUNDS — 0.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,c,d]	1,610,328	1,610,328
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,c,d]	88,966	88,966
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,c]	266,116	266,116

		1,965,410

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,965,410)		1,965,410

TOTAL INVESTMENTS IN SECURITIES — 100.71%
(Cost: $241,097,344)		245,572,038
Other Assets, Less Liabilities — (0.71)%		(1,720,635)

NET ASSETS — 100.00%		$243,851,403

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® CORE MODERATE ALLOCATION ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

DOMESTIC EQUITY — 21.26%
iShares Core S&P 500 ETF[a]	321,807	$68,145,850
iShares Core S&P Mid-Cap ETF[a]	40,128	6,019,601
iShares Core S&P Small-Cap ETF[a,b]	21,466	2,509,376

		76,674,827
DOMESTIC FIXED INCOME — 58.47%
iShares Core Total USD Bond Market ETF[a]	1,264,720	127,053,771
iShares Core U.S. Credit Bond ETF[a]	320,823	35,027,455
iShares Core U.S. Treasury Bond ETF[a,b]	1,933,646	48,824,562

		210,905,788
INTERNATIONAL EQUITY — 20.26%
iShares Core MSCI Emerging Markets ETF[a]	303,167	13,609,167
iShares Core MSCI Europe ETF[a,b]	780,602	36,243,351
iShares Core MSCI Pacific ETF[a]	452,873	23,236,913

		73,089,431

TOTAL INVESTMENT COMPANIES
(Cost: $350,596,594)		360,670,046

SHORT-TERM INVESTMENTS — 2.02%

MONEY MARKET FUNDS — 2.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,c,d]	6,845,574	6,845,574
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,c,d]	378,199	378,199
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,c]	77,464	77,464

		7,301,237

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,301,237)		7,301,237

TOTAL INVESTMENTS IN SECURITIES — 102.01%
(Cost: $357,897,831)		367,971,283
Other Assets, Less Liabilities — (2.01)%		(7,254,678)

NET ASSETS — 100.00%		$360,716,605

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE GROWTH ALLOCATION ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.00%

DOMESTIC EQUITY — 31.49%
iShares Core S&P 500 ETF[a]	602,544	$127,594,718
iShares Core S&P Mid-Cap ETF[a]	75,123	11,269,201
iShares Core S&P Small-Cap ETF[a,b]	40,177	4,696,691

		143,560,610
DOMESTIC FIXED INCOME — 38.49%
iShares Core Total USD Bond Market ETF[a]	1,052,485	105,732,643
iShares Core U.S. Credit Bond ETF[a]	266,983	29,149,204
iShares Core U.S. Treasury Bond ETF[a]	1,609,155	40,631,164

		175,513,011
INTERNATIONAL EQUITY — 30.02%
iShares Core MSCI Emerging Markets ETF[a]	567,643	25,481,494
iShares Core MSCI Europe ETF[a,b]	1,461,595	67,861,856
iShares Core MSCI Pacific ETF[a]	847,970	43,509,341

		136,852,691

TOTAL INVESTMENT COMPANIES
(Cost: $438,545,629)		455,926,312

SHORT-TERM INVESTMENTS — 1.30%

MONEY MARKET FUNDS — 1.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,c,d]	5,563,939	5,563,939
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,c,d]	307,392	307,392
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,c]	58,540	58,540

		5,929,871

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,929,871)		5,929,871

TOTAL INVESTMENTS IN SECURITIES — 101.30%
(Cost: $444,475,500)		461,856,183
Other Assets, Less Liabilities — (1.30)%		(5,909,881)

NET ASSETS — 100.00%		$455,946,302

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

DOMESTIC EQUITY — 41.42%
iShares Core S&P 500 ETF[a]	654,087	$138,509,463
iShares Core S&P Mid-Cap ETF[a]	81,551	12,233,466
iShares Core S&P Small-Cap ETF[a,b]	43,607	5,097,658

		155,840,587
DOMESTIC FIXED INCOME — 18.99%
iShares Core Total USD Bond Market ETF[a]	428,449	43,041,986
iShares Core U.S. Credit Bond ETF[a]	108,692	11,866,993
iShares Core U.S. Treasury Bond ETF[a,b]	655,051	16,540,038

		71,449,017
INTERNATIONAL EQUITY — 39.48%
iShares Core MSCI Emerging Markets ETF[a]	616,187	27,660,634
iShares Core MSCI Europe ETF[a,b]	1,586,618	73,666,674
iShares Core MSCI Pacific ETF[a]	920,494	47,230,547

		148,557,855

TOTAL INVESTMENT COMPANIES
(Cost: $350,260,713)		375,847,459

SHORT-TERM INVESTMENTS — 0.51%

MONEY MARKET FUNDS — 0.51%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,c,d]	1,398,888	1,398,888
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,c,d]	77,285	77,285
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,c]	451,073	451,073

		1,927,246

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,927,246)		1,927,246

TOTAL INVESTMENTS IN SECURITIES — 100.40%
(Cost: $352,187,959)		377,774,705
Other Assets, Less Liabilities — (0.40)%		(1,508,011)

NET ASSETS — 100.00%		$376,266,694

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

DOMESTIC EQUITY — 15.02%
iShares Core High Dividend ETF[a]	340,664	$25,427,161
iShares U.S. Preferred Stock ETF[a]	335,098	13,243,073

		38,670,234
DOMESTIC FIXED INCOME — 50.98%
iShares 10+ Year Credit Bond ETF[a]	453,401	26,306,326
iShares 20+ Year Treasury Bond ETF[a,b]	110,942	13,593,723
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	588,438	51,764,891
iShares iBoxx $ Investment Grade Corporate Bond ETF[a]	340,136	39,574,824

		131,239,764
DOMESTIC REAL ESTATE — 14.51%
iShares Mortgage Real Estate Capped ETF[a]	3,443,062	37,357,223

		37,357,223
INTERNATIONAL EQUITY — 9.64%
iShares International Select Dividend ETF[a]	775,816	24,818,354

		24,818,354
INTERNATIONAL FIXED INCOME — 9.84%
iShares Emerging Markets Local Currency Bond ETF[a]	598,387	25,341,689

		25,341,689

TOTAL INVESTMENT COMPANIES
(Cost: $276,094,831)		257,427,264

SHORT-TERM INVESTMENTS — 26.01%

MONEY MARKET FUNDS — 26.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,c,d]	63,463,552	63,463,552
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,c,d]	3,506,179	3,506,179

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,c]	1,044	$1,044

		66,970,775

TOTAL SHORT-TERM INVESTMENTS
(Cost: $66,970,775)		66,970,775

TOTAL INVESTMENTS IN SECURITIES — 126.00%
(Cost: $343,065,606)		324,398,039
Other Assets, Less Liabilities — (26.00)%		(66,934,187)

NET ASSETS — 100.00%		$257,463,852

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF

ASSETS
Investments in affiliates, at cost:	$241,097,344	$357,897,831	$444,475,500

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$245,572,038	$367,971,283	$461,856,183
Receivables:
Securities lending income (Note 1)	1,409	2,429	3,986
Capital shares redeemed	—	—	77

Total Assets	245,573,447	367,973,712	461,860,246

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	1,699,294	7,223,773	5,871,331
Investment advisory fees (Note 2)	22,750	33,334	42,613

Total Liabilities	1,722,044	7,257,107	5,913,944

NET ASSETS	$243,851,403	$360,716,605	$455,946,302

Net assets consist of:
Paid-in capital	$239,706,895	$352,013,030	$441,471,886
Accumulated net realized loss	(330,186)	(1,369,877)	(2,906,267)
Net unrealized appreciation	4,474,694	10,073,452	17,380,683

NET ASSETS	$243,851,403	$360,716,605	$455,946,302

Shares outstanding[b]	7,500,000	10,250,000	11,250,000

Net asset value per share	$32.51	$35.19	$40.53

[a]	Securities on loan with values of $1,667,198, $7,122,449 and $5,794,818, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares Core Aggressive Allocation ETF	iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in affiliates, at cost:	$352,187,959	$343,065,606

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$377,774,705	$324,398,039
Receivables:
Due from custodian (Note 4)	138,804	—
Securities lending income (Note 1)	2,633	90,408

Total Assets	377,916,142	324,488,447

LIABILITIES
Payables:
Investment securities purchased	138,804	—
Collateral for securities on loan (Note 1)	1,476,173	66,969,731
Capital shares redeemed	—	463
Investment advisory fees (Note 2)	34,471	54,401

Total Liabilities	1,649,448	67,024,595

NET ASSETS	$376,266,694	$257,463,852

Net assets consist of:
Paid-in capital	$352,872,699	$276,478,266
Accumulated net realized loss	(2,192,751)	(346,847)
Net unrealized appreciation (depreciation)	25,586,746	(18,667,567)

NET ASSETS	$376,266,694	$257,463,852

Shares outstanding[b]	7,950,000	10,450,000

Net asset value per share	$47.33	$24.64

[a]	Securities on loan with values of $1,453,777 and $65,586,664, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$4,380,875	$6,721,096	$9,665,965
Interest — affiliated	11	25	28
Securities lending income — affiliated — net	117,633	135,527	177,423

Total investment income	4,498,519	6,856,648	9,843,416

EXPENSES
Investment advisory fees (Note 2)	529,140	775,814	1,040,841

Total expenses	529,140	775,814	1,040,841
Less investment advisory fees waived (Note 2)	(296,318)	(434,456)	(582,871)

Net expenses	232,822	341,358	457,970

Net investment income	4,265,697	6,515,290	9,385,446

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(224,193)	(809,796)	(2,401,762)
In-kind redemptions — affiliated	3,883,282	9,323,451	24,473,519

Net realized gain	3,659,089	8,513,655	22,071,757

Net change in unrealized appreciation/depreciation	(4,255,332)	(7,935,652)	(13,489,372)

Net realized and unrealized gain (loss)	(596,243)	578,003	8,582,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,669,454	$7,093,293	$17,967,831

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares Core Aggressive Allocation ETF	iShares Morningstar Multi-Asset Income ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds — affiliated	$7,526,003	$11,647,451
Interest — affiliated	24	11
Securities lending income — affiliated — net	100,151	471,654

Total investment income	7,626,178	12,119,116

EXPENSES
Investment advisory fees (Note 2)	811,451	604,879

Total expenses	811,451	604,879
Less investment advisory fees waived (Note 2)	(454,412)	(29,796)

Net expenses	357,039	575,083

Net investment income	7,269,139	11,544,033

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,516,936)	543,772
In-kind redemptions — affiliated	19,662,008	4,289
Realized gain distributions from Underlying Funds — affiliated	—	70,134

Net realized gain	18,145,072	618,195

Net change in unrealized appreciation/depreciation	(9,222,536)	(16,004,190)

Net realized and unrealized gain (loss)	8,922,536	(15,385,995)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,191,675	$(3,841,962)

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Conservative Allocation ETF		iShares Core Moderate Allocation ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,265,697	$3,003,802	$6,515,290	$4,427,858
Net realized gain	3,659,089	921,996	8,513,655	4,910,347
Net change in unrealized appreciation/depreciation	(4,255,332)	5,158,162	(7,935,652)	7,017,898

Net increase in net assets resulting from operations	3,669,454	9,083,960	7,093,293	16,356,103

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,277,533)	(3,006,528)	(6,546,196)	(4,431,179)

Total distributions to shareholders	(4,277,533)	(3,006,528)	(6,546,196)	(4,431,179)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	107,994,821	48,404,124	220,718,291	73,693,435
Cost of shares redeemed	(44,126,458)	(9,515,731)	(107,249,469)	(25,332,335)

Net increase in net assets from capital share transactions	63,868,363	38,888,393	113,468,822	48,361,100

INCREASE IN NET ASSETS	63,260,284	44,965,825	114,015,919	60,286,024

NET ASSETS
Beginning of year	180,591,119	135,625,294	246,700,686	186,414,662

End of year	$243,851,403	$180,591,119	$360,716,605	$246,700,686

SHARES ISSUED AND REDEEMED
Shares sold	3,300,000	1,500,000	6,250,000	2,150,000
Shares redeemed	(1,350,000)	(300,000)	(3,050,000)	(750,000)

Net increase in shares outstanding	1,950,000	1,200,000	3,200,000	1,400,000

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core Growth Allocation ETF		iShares Core Aggressive Allocation ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,385,446	$5,518,834	$7,269,139	$4,797,474
Net realized gain	22,071,757	4,001,479	18,145,072	3,739,339
Net change in unrealized appreciation/depreciation	(13,489,372)	15,402,814	(9,222,536)	17,159,158

Net increase in net assets resulting from operations	17,967,831	24,923,127	16,191,675	25,695,971

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,423,817)	(5,528,624)	(7,290,053)	(4,813,619)

Total distributions to shareholders	(9,423,817)	(5,528,624)	(7,290,053)	(4,813,619)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	374,217,756	105,444,900	218,954,230	101,726,002
Cost of shares redeemed	(232,978,910)	(20,715,881)	(119,574,597)	(23,886,381)

Net increase in net assets from capital share transactions	141,238,846	84,729,019	99,379,633	77,839,621

INCREASE IN NET ASSETS	149,782,860	104,123,522	108,281,255	98,721,973

NET ASSETS
Beginning of year	306,163,442	202,039,920	267,985,439	169,263,466

End of year	$455,946,302	$306,163,442	$376,266,694	$267,985,439

SHARES ISSUED AND REDEEMED
Shares sold	9,300,000	2,750,000	4,700,000	2,300,000
Shares redeemed	(5,800,000)	(550,000)	(2,600,000)	(550,000)

Net increase in shares outstanding	3,500,000	2,200,000	2,100,000	1,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Multi-Asset Income ETF
	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,544,033	$6,933,064
Net realized gain	618,195	1,100,889
Net change in unrealized appreciation/depreciation	(16,004,190)	3,161,429

Net increase (decrease) in net assets resulting from operations	(3,841,962)	11,195,382

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,555,989)	(6,936,847)
From net realized gain	(2,283,226)	(177,134)

Total distributions to shareholders	(13,839,215)	(7,113,981)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	130,556,786	66,961,257
Cost of shares redeemed	(26,214,058)	(12,374,272)

Net increase in net assets from capital share transactions	104,342,728	54,586,985

INCREASE IN NET ASSETS	86,661,551	58,668,386

NET ASSETS
Beginning of year	170,802,301	112,133,915

End of year	$257,463,852	$170,802,301

Undistributed net investment income included in net assets at end of year	$—	$11,956

SHARES ISSUED AND REDEEMED
Shares sold	5,000,000	2,550,000
Shares redeemed	(1,050,000)	(500,000)

Net increase in shares outstanding	3,950,000	2,050,000

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Conservative Allocation ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$32.54	$31.18	$30.08	$29.44	$27.87

Income from investment operations:
Net investment income[a]	0.66	0.64	0.63	0.61	0.65
Net realized and unrealized gain (loss)[b]	(0.03)	1.35	1.09	0.65	1.56

Total from investment operations	0.63	1.99	1.72	1.26	2.21

Less distributions from:
Net investment income	(0.66)	(0.63)	(0.62)	(0.62)	(0.64)

Total distributions	(0.66)	(0.63)	(0.62)	(0.62)	(0.64)

Net asset value, end of year	$32.51	$32.54	$31.18	$30.08	$29.44

Total return	1.93%	6.42%	5.77%	4.34%	7.99%

Ratios/Supplemental data:
Net assets, end of year (000s)	$243,851	$180,591	$135,625	$87,229	$61,822
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.02%	2.00%	2.03%	2.07%	2.26%
Portfolio turnover rate[d]	83%	6%	8%	12%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Moderate Allocation ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$34.99	$32.99	$30.95	$30.58	$28.42

Income from investment operations:
Net investment income[a]	0.74	0.71	0.67	0.64	0.69
Net realized and unrealized gain[b]	0.17	1.98	2.09	0.37	2.09

Total from investment operations	0.91	2.69	2.76	1.01	2.78

Less distributions from:
Net investment income	(0.71)	(0.69)	(0.72)	(0.64)	(0.62)

Total distributions	(0.71)	(0.69)	(0.72)	(0.64)	(0.62)

Net asset value, end of year	$35.19	$34.99	$32.99	$30.95	$30.58

Total return	2.62%	8.19%	9.01%	3.40%	9.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$360,717	$246,701	$186,415	$153,216	$97,859
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.10%	2.07%	2.09%	2.12%	2.30%
Portfolio turnover rate[d]	83%	9%	7%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Growth Allocation ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$39.50	$36.40	$32.75	$32.28	$29.06

Income from investment operations:
Net investment income[a]	0.91	0.83	0.78	0.69	0.73
Net realized and unrealized gain[b]	0.98	3.07	3.65	0.48	3.17

Total from investment operations	1.89	3.90	4.43	1.17	3.90

Less distributions from:
Net investment income	(0.86)	(0.80)	(0.78)	(0.70)	(0.68)

Total distributions	(0.86)	(0.80)	(0.78)	(0.70)	(0.68)

Net asset value, end of year	$40.53	$39.50	$36.40	$32.75	$32.28

Total return	4.82%	10.77%	13.68%	3.75%	13.49%

Ratios/Supplemental data:
Net assets, end of year (000s)	$455,946	$306,163	$202,040	$135,916	$108,129
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.25%	2.17%	2.24%	2.17%	2.29%
Portfolio turnover rate[d]	75%	12%	9%	5%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$45.81	$41.28	$35.25	$35.09	$30.11

Income from investment operations:
Net investment income[a]	1.05	0.97	0.90	0.76	0.69
Net realized and unrealized gain[b]	1.47	4.48	6.01	0.16	4.93

Total from investment operations	2.52	5.45	6.91	0.92	5.62

Less distributions from:
Net investment income	(1.00)	(0.92)	(0.88)	(0.76)	(0.64)

Total distributions	(1.00)	(0.92)	(0.88)	(0.76)	(0.64)

Net asset value, end of year	$47.33	$45.81	$41.28	$35.25	$35.09

Total return	5.54%	13.24%	19.81%	2.76%	18.75%

Ratios/Supplemental data:
Net assets, end of year (000s)	$376,267	$267,985	$169,263	$89,879	$82,468
Ratio of expenses to average net assets[c]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.24%	2.19%	2.33%	2.24%	2.00%
Portfolio turnover rate[d]	58%	12%	10%	12%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Multi-Asset Income ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Apr. 3, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$26.28	$25.20	$26.40	$25.00

Income from investment operations:
Net investment income[b]	1.23	1.52	1.41	0.35
Net realized and unrealized gain (loss)[c]	(1.38)	1.14	(1.20)	1.37

Total from investment operations	(0.15)	2.66	0.21	1.72

Less distributions from:
Net investment income	(1.24)	(1.53)	(1.41)	(0.32)
Net realized gain	(0.25)	(0.05)	—	—

Total distributions	(1.49)	(1.58)	(1.41)	(0.32)

Net asset value, end of period	$24.64	$26.28	$25.20	$26.40

Total return	(0.67)%	10.95%	0.71%	6.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$257,464	$170,802	$112,134	$48,844
Ratio of expenses to average net assets[e,f]	0.24%	0.18%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	4.77%	5.92%	5.36%	4.22%
Portfolio turnover rate[g]	47%	68%	51%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
Core Conservative Allocation	iShares Conservative Allocation ETF	Diversified
Core Moderate Allocation	iShares Moderate Allocation ETF	Diversified
Core Growth Allocation	iShares Growth Allocation ETF	Diversified
Core Aggressive Allocation	iShares Aggressive Allocation ETF	Diversified
Morningstar Multi-Asset Income		Diversified

[a]	The Funds changed their names effective February 2, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. Each underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2015, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund,

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core Conservative Allocation	$1,667,198	$1,667,198	—
Core Moderate Allocation	7,122,449	7,122,449	—
Core Growth Allocation	5,794,818	5,794,818	—
Core Aggressive Allocation	1,453,777	1,453,777	—
Morningstar Multi-Asset Income	65,586,664	65,586,664	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of each Fund. In addition, each Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense.

For each of the iShares Core Conservative Allocation, iShares Core Moderate Allocation, iShares Core Growth Allocation and iShares Core Aggressive Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through November 30, 2015 in an amount equal to 0.14% of average daily net assets.

For the iShares Morningstar Multi-Asset Income ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2015 in order to limit total annual operating expenses after fee waiver to 0.60% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core Conservative Allocation	$39,892
Core Moderate Allocation	48,642
Core Growth Allocation	57,360
Core Aggressive Allocation	32,659
Morningstar Multi-Asset Income	155,894

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affliliated” in the statements of operations.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The Funds’ investments in Underlying Funds are considered to be investments in affiliates for purposes of Section 2(a)(3) of the 1940 Act. Dividend income and realized gains and losses from affiliated investments are presented in the statements of operations.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Core Conservative Allocation
iShares Core MSCI Emerging Markets ETF	—	161,371	(6,824)	154,547	$6,937,615	$67,924	$213
iShares Core MSCI Europe ETF	—	415,533	(17,579)	397,954	18,477,004	350,253	30,736
iShares Core MSCI Pacific ETF	—	241,073	(10,197)	230,876	11,846,248	138,038	16,502
iShares Core S&P 500 ETF	136,072	77,212	(49,221)	164,063	34,741,981	634,030	974,257
iShares Core S&P Mid-Cap ETF	25,330	12,397	(17,280)	20,447	3,067,254	48,792	435,837
iShares Core S&P Small-Cap ETF	65,718	24,030	(78,807)	10,941	1,279,003	62,824	641,166
iShares Core Total USD Bond Market ETF	—	1,047,291	(44,305)	1,002,986	100,759,973	985,517	(3,279)
iShares Core U.S. Aggregate Bond ETF	567,789	189,255	(757,044)	—	—	866,267	1,559,211
iShares Core U.S. Credit Bond ETF	—	265,660	(11,239)	254,421	27,777,685	383,399	(2,906)
iShares Core U.S. Treasury Bond ETF	—	1,601,195	(67,735)	1,533,460	38,719,865	198,829	(5,001)
iShares iBoxx $ High Yield Corporate Bond ETF	128,020	42,661	(170,681)	—	—	332,811	(375,388)
iShares MSCI EAFE ETF	329,824	109,927	(439,751)	—	—	217,346	613,724
iShares MSCI Emerging Markets ETF	71,135	23,717	(94,852)	—	—	42,860	(165,657)
iShares Short Treasury Bond ETF	320,037	106,671	(426,708)	—	—	300	3,842
iShares TIPS Bond ETF	83,504	27,824	(111,328)	—	—	51,685	(64,168)

					$243,606,628	$4,380,875	$3,659,089

Core Moderate Allocation
iShares Cohen & Steers REIT ETF	44,364	31,185	(75,549)	—	$—	$86,826	$1,225,769
iShares Core MSCI Emerging Markets ETF	—	312,085	(8,918)	303,167	13,609,167	133,308	5,106
iShares Core MSCI Europe ETF	—	803,560	(22,958)	780,602	36,243,351	687,375	25,543
iShares Core MSCI Pacific ETF	—	466,194	(13,321)	452,873	23,236,913	270,903	8,382
iShares Core S&P 500 ETF	230,643	203,210	(112,046)	321,807	68,145,850	1,222,599	1,986,615
iShares Core S&P Mid-Cap ETF	61,309	48,212	(69,393)	40,128	6,019,601	118,849	1,236,383
iShares Core S&P Small-Cap ETF	124,317	90,079	(192,930)	21,466	2,509,376	131,861	1,344,689
iShares Core Total USD Bond Market ETF	—	1,301,916	(37,196)	1,264,720	127,053,771	1,255,436	(35,240)

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
iShares Core U.S. Aggregate Bond ETF	628,452	441,243	(1,069,695)	—	$—	$1,012,533	$2,765,681
iShares Core U.S. Credit Bond ETF	—	330,260	(9,437)	320,823	35,027,455	488,611	(9,978)
iShares Core U.S. Treasury Bond ETF	—	1,990,515	(56,869)	1,933,646	48,824,562	254,095	(13,819)
iShares iBoxx $ High Yield Corporate Bond ETF	167,942	117,909	(285,851)	—	—	452,093	(502,720)
iShares MSCI EAFE ETF	509,246	357,588	(866,834)	—	—	380,434	490,622
iShares MSCI Emerging Markets ETF	261,245	183,447	(444,692)	—	—	178,436	(486,226)
iShares Short Treasury Bond ETF	346,094	243,045	(589,139)	—	—	349	4,623
iShares TIPS Bond ETF	76,559	53,757	(130,316)	—	—	47,388	468,225

					$360,670,046	$6,721,096	$8,513,655

Core Growth Allocation
iShares Cohen & Steers REIT ETF	114,260	116,446	(230,706)	—	$—	$246,069	$3,248,538
iShares Core MSCI Emerging Markets ETF	—	643,906	(76,263)	567,643	25,481,494	261,394	54,391
iShares Core MSCI Europe ETF	—	1,657,976	(196,381)	1,461,595	67,861,856	1,347,842	340,412
iShares Core MSCI Pacific ETF	—	961,895	(113,925)	847,970	43,509,341	531,203	230,008
iShares Core S&P 500 ETF	454,176	538,859	(390,491)	602,544	127,594,718	2,550,031	9,264,582
iShares Core S&P Mid-Cap ETF	166,255	178,998	(270,130)	75,123	11,269,201	320,989	4,597,996
iShares Core S&P Small-Cap ETF	159,290	167,495	(286,608)	40,177	4,696,691	195,792	1,606,610
iShares Core Total USD Bond Market ETF	—	1,193,891	(141,406)	1,052,485	105,732,643	1,148,169	(126,964)
iShares Core U.S. Aggregate Bond ETF	641,857	654,278	(1,296,135)	—	—	1,089,017	3,109,327
iShares Core U.S. Credit Bond ETF	—	302,864	(35,881)	266,983	29,149,204	446,861	(58,545)
iShares Core U.S. Treasury Bond ETF	—	1,825,365	(216,210)	1,609,155	40,631,164	232,328	(39,900)
iShares iBoxx $ High Yield Corporate Bond ETF	159,987	163,056	(323,043)	—	—	445,476	(478,457)
iShares MSCI EAFE ETF	658,646	671,342	(1,329,988)	—	—	519,694	465,047
iShares MSCI Emerging Markets ETF	403,747	411,590	(815,337)	—	—	291,274	(611,650)
iShares Short Treasury Bond ETF	131,792	134,300	(266,092)	—	—	142	1,819
iShares TIPS Bond ETF	63,922	65,096	(129,018)	—	—	39,684	468,543

					$455,926,312	$9,665,965	$22,071,757

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Core Aggressive Allocation
iShares Cohen & Steers REIT ETF	117,329	73,219	(190,548)	—	$—	$218,044	$3,093,276
iShares Core MSCI Emerging Markets ETF	—	622,616	(6,429)	616,187	27,660,634	267,652	4,342
iShares Core MSCI Europe ETF	—	1,603,171	(16,553)	1,586,618	73,666,674	1,380,123	13,867
iShares Core MSCI Pacific ETF	—	930,097	(9,603)	920,494	47,230,547	543,925	41
iShares Core S&P 500 ETF	411,398	343,062	(100,373)	654,087	138,509,463	2,290,325	2,716,535
iShares Core S&P Mid-Cap ETF	343,294	224,955	(486,698)	81,551	12,233,466	514,151	10,254,232
iShares Core S&P Small-Cap ETF	110,759	74,885	(142,037)	43,607	5,097,658	129,920	1,418,900
iShares Core Total USD Bond Market ETF	—	432,919	(4,470)	428,449	43,041,986	422,548	(4,406)
iShares Core U.S. Aggregate Bond ETF	217,150	135,488	(352,638)	—	—	341,178	916,005
iShares Core U.S. Credit Bond ETF	—	109,826	(1,134)	108,692	11,866,993	164,415	(687)
iShares Core U.S. Treasury Bond ETF	—	661,885	(6,834)	655,051	16,540,038	85,440	(1,073)
iShares iBoxx $ High Yield Corporate Bond ETF	77,220	48,180	(125,400)	—	—	204,298	(229,550)
iShares MSCI EAFE ETF	872,583	544,434	(1,417,017)	—	—	615,361	720,734
iShares MSCI Emerging Markets ETF	502,296	313,389	(815,685)	—	—	323,863	(830,288)
iShares Short Treasury Bond ETF	31,575	19,710	(51,285)	—	—	31	(102)
iShares TIPS Bond ETF	39,918	24,893	(64,811)	—	—	24,729	73,246

					$375,847,459	$7,526,003	$18,145,072

Morningstar Multi-Asset Income
iShares 10+ Year Credit Bond ETF	143,574	374,230	(64,403)	453,401	$26,306,326	$855,195	$(42,629)
iShares 10-20 Year Treasury Bond ETF	66,657	21,929	(88,586)	—	—	72,660	344,430
iShares 20+ Year Treasury Bond ETF	229,608	172,809	(291,475)	110,942	13,593,723	462,981	1,323,649
iShares Core High Dividend ETF	326,566	354,964	(340,866)	340,664	25,427,161	773,795	1,033,178
iShares Emerging Markets Local Currency Bond ETF	335,274	329,874	(66,761)	598,387	25,341,689	427,280	(110,063)
iShares iBoxx $ High Yield Corporate Bond ETF	362,375	304,137	(78,074)	588,438	51,764,891	2,523,949	(74,745)
iShares iBoxx $ Investment Grade Corporate Bond ETF	72,219	312,470	(44,553)	340,136	39,574,824	994,344	(78,270)

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
iShares Intermediate Credit Bond ETF	—	79,650	(79,650)	—	$—	$50,747	$(55,280)
iShares International Developed Real Estate ETF	271,778	188,218	(459,996)	—	—	137,856	505,525
iShares International Select Dividend ETF	260,133	1,012,670	(496,987)	775,816	24,818,354	1,046,744	(1,807,353)
iShares Mortgage Real Estate Capped ETF	2,052,791	1,818,282	(428,011)	3,443,062	37,357,223	3,983,811	(398,549)
iShares U.S. Preferred Stock ETF	—	375,954	(40,856)	335,098	13,243,073	318,089	(21,698)

					$257,427,264	$11,647,451	$618,195

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Core Conservative Allocation	$176,905,169	$177,417,689
Core Moderate Allocation	259,469,746	259,575,254
Core Growth Allocation	315,935,854	315,629,475
Core Aggressive Allocation	190,596,022	191,090,096
Morningstar Multi-Asset Income	112,372,623	113,879,762

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Conservative Allocation	$107,901,652	$43,685,550
Core Moderate Allocation	220,396,660	106,742,150
Core Growth Allocation	373,528,899	232,488,170
Core Aggressive Allocation	218,672,376	119,126,517
Morningstar Multi-Asset Income	130,426,458	26,187,400

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its indirect investment in equity and fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2015, attributable to the use of equalization, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Conservative Allocation	$3,835,462	$11,836	$(3,847,298)
Core Moderate Allocation	9,210,864	30,906	(9,241,770)
Core Growth Allocation	24,142,047	38,371	(24,180,418)
Core Aggressive Allocation	19,589,125	20,914	(19,610,039)
Morningstar Multi-Asset Income	(377,410)	—	377,410

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
Core Conservative Allocation
Ordinary income	$4,277,533	$3,006,528

Core Moderate Allocation
Ordinary income	$6,546,196	$4,431,179

Core Growth Allocation
Ordinary income	$9,423,817	$5,528,624

Core Aggressive Allocation
Ordinary income	$7,290,053	$4,813,619

Morningstar Multi-Asset Income
Ordinary income	$13,079,775	$7,103,345
Long-term capital gain	759,440	10,636

	$13,839,215	$7,113,981

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core Conservative Allocation	$—	$—	$(41,860)	$4,399,124	$(212,756)	$4,144,508
Core Moderate Allocation	—	—	(414,335)	9,570,490	(452,580)	8,703,575
Core Growth Allocation	—	—	(253,805)	15,938,311	(1,210,090)	14,474,416
Core Aggressive Allocation	—	—	(163,377)	24,990,170	(1,432,798)	23,393,995
Morningstar Multi-Asset Income	483,367	76,647	—	(19,574,428)	—	(19,014,414)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Core Conservative Allocation	$32,011	$—	$9,849	$41,860
Core Moderate Allocation	410,137	—	4,198	414,335
Core Growth Allocation	251,316	2,489	—	253,805
Core Aggressive Allocation	163,377	—	—	163,377

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Conservative Allocation	$241,172,914	$9,135,523	$(4,736,399)	$4,399,124
Core Moderate Allocation	358,400,793	16,273,638	(6,703,148)	9,570,490
Core Growth Allocation	445,917,872	23,777,223	(7,838,912)	15,938,311
Core Aggressive Allocation	352,784,535	29,092,482	(4,102,312)	24,990,170
Morningstar Multi-Asset Income	343,972,467	1,276,968	(20,851,396)	(19,574,428)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Conservative Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Aggressive Allocation ETF and iShares Morningstar Multi-Asset Income ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
Core Conservative Allocation	$1,414,574
Core Moderate Allocation	2,756,986
Core Growth Allocation	5,225,505
Core Aggressive Allocation	5,364,877
Morningstar Multi-Asset Income	1,638,827

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Core Conservative Allocation	15.04%
Core Moderate Allocation	19.01
Core Growth Allocation	26.79
Core Aggressive Allocation	33.55
Morningstar Multi-Asset Income	7.94
For the fiscal year ended July 31, 2015, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds pursuant to Section 852(g)(1) of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core Conservative Allocation	$781,557	$62,756
Core Moderate Allocation	1,427,929	121,791
Core Growth Allocation	1,946,803	168,034
Core Aggressive Allocation	2,416,148	209,404
Morningstar Multi-Asset Income	1,488,962	101,836

Under Section 852(b)(3)(C) of the Code, the iShares Morningstar Multi-Asset Income ETF hereby designates $759,440 as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares Morningstar Multi-Asset Income ETF hereby designates $1,523,786 as short-term capital gain dividends for the fiscal year ended July 31, 2015.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Conservative Allocation	$0.612809	$—	$0.042429	$0.655238	94%	—%	6%	100%
Core Moderate Allocation	0.669356	—	0.041812	0.711168	94	—	6	100
Core Growth Allocation	0.820950	—	0.039452	0.860402	95	—	5	100
Core Aggressive Allocation	0.960331	—	0.036093	0.996424	96	—	4	100
Core Morningstar Multi-Asset Income	1.240225	0.197674	0.052023	1.489922	83	13	4	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Conservative Allocation ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Between 0.5% and –0.5%	1,379	99.79
Less than –0.5%	2	0.14

	1,382	100.00%

iShares Core Moderate Allocation ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.14%
Between 0.5% and –0.5%	1,380	99.86

	1,382	100.00%

iShares Core Growth Allocation ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.14%
Between 0.5% and –0.5%	1,378	99.72
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –1.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	53

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core Aggressive Allocation ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.14%
Greater than 0.5% and Less than 1.0%	1	0.07
Between 0.5% and –0.5%	1,378	99.72
Less than –0.5%	1	0.07

	1,382	100.00%

iShares Morningstar Multi-Asset Income ETF

Period Covered: July 1, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.13%
Greater than 1.0% and Less than 1.5%	6	0.80
Greater than 0.5% and Less than 1.0%	14	1.86
Between 0.5% and –0.5%	724	96.15
Less than –0.5% and Greater than –1.0%	3	0.40
Less than –1.0% and Greater than –1.5%	5	0.66

	753	100.00%

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-74-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca
➢	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
➢	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ
➢	iShares MSCI Kokusai ETF | TOK | NYSE Arca
➢	iShares MSCI Qatar Capped ETF | QAT | NASDAQ
➢	iShares MSCI UAE Capped ETF | UAE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.46%	3.33%	3.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/14. The first day of secondary market trading was 12/9/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,062.70	$1.02	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from December 8, 2014 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 3.46%, net of fees, while the total return for the Index was 3.08%.

Stocks of lower carbon-emitting companies, as represented by the Index, delivered a modest gain for the reporting period. The U.S. dollar’s appreciation relative to other major currencies helped limit the Index’s return during the reporting period.

Lower-carbon stocks were boosted in part by U.S. President Obama’s clean energy initiative announced in February 2015. Four months into the initiative, the federal government announced in June 2015 that it had secured at least $4 billion in commitments from private companies and foundations to invest in clean energy technologies, double the goal it set in February. In addition, pension funds and other institutional investors continued to grow their investments in lower-carbon exposure stocks during the reporting period.

On a country basis, the United States, representing approximately 50% of the Index on average, delivered the largest contribution to return during the reporting period, reflecting the relatively strong performance of U.S. stocks. On an individual stock basis, a leading online retailer and a large computer and smart-phone maker were notable performers during the reporting period. Elsewhere, Japan and the United Kingdom were also among the top-performing country markets.

On the negative side, Canada was the largest detractor to the Index’s performance. Brazil and South Korea were also among the Index’s largest country detractors during the reporting period.

Among the economic sectors, healthcare was the largest contributor to Index return during the reporting period, benefiting from strong performance in the biotechnology and pharmaceuticals industries, particularly in the United States. The consumer discretionary and consumer staples sectors also contributed to Index returns. Within the consumer discretionary sector, the media industry delivered notable returns during the reporting period.

Conversely, the energy sector was the largest detractor to the Index’s return during the reporting period due to declining oil and gas prices. The materials and utilities sectors also detracted from performance. The materials sector was dragged down by weak performance in the metals and mining industry.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Financials	23.56%
Information Technology	13.69
Health Care	12.93
Consumer Discretionary	12.15
Industrials	11.43
Consumer Staples	10.24
Energy	5.73
Telecommunication Services	4.26
Materials	3.43
Utilities	2.58

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*
United States	50.99%
Japan	7.96
United Kingdom	7.14
France	3.40
Switzerland	3.37
Canada	3.23
Germany	3.21
Australia	2.38
China	2.32
South Korea	1.38

TOTAL	85.38%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE FINANCIALS ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.98%	1.44%	1.31%	0.98%	1.44%	1.31%
5 Years	4.38%	4.23%	4.58%	23.89%	23.00%	25.09%
Since Inception	2.83%	2.78%	3.02%	16.69%	16.37%	17.85%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,128.90	$2.53	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 0.98%, net of fees, while the total return for the Index was 1.31%.

European developed market financial stocks, as represented by the Index, produced a small positive return during the reporting period, outperforming the broad European stock market, which had a small negative return. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

Several factors affected the European financials sector during the reporting period. In January 2015, the European Central Bank expanded its asset-purchasing program to address the risks of low inflation. The immediate effect of that action was to reduce financing costs, depreciate the euro, and provide some upward momentum to European stocks. At the same time, however, there remained a large number of underperforming loans on European banks’ balance sheets, which continued to be a drag on banks’ ability to lend and generate income. The net effect on Europe’s financials sector was a period of little growth on average in company stock prices.

Switzerland, which accounted for an average of 11% of the Index during the reporting period, was the largest contributor to Index performance. Export levels remained positive and GDP growth remained healthy during the first half of the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets. The Netherlands, France, and Germany were also contributors to Index performance, but their combined contributions were smaller than that made by Swiss financials stocks. Meanwhile, the United Kingdom, the Index’s largest country allocation with an average weight of 32%, produced a virtually flat return for the reporting period.

Financials sector stocks in Spain were the most significant detractors to Index performance during the reporting period, followed by those in Sweden and Portugal. Portuguese financials stocks were the worst absolute performers, falling by more than 50% during the reporting period, but their less-than 1% average weight in the Index minimized the impact of the outsized sell-off.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Banks	52.86%
Insurance	25.74
Capital Markets	11.68
Real Estate Investment Trusts (REITs)	4.45
Diversified Financial Services	3.90
Real Estate Management & Development	1.37

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

United Kingdom	31.30%
Switzerland	12.13
France	11.80
Germany	10.65
Spain	10.34
Italy	6.87
Sweden	6.37
Netherlands	4.44
Belgium	1.62
Denmark	1.21

TOTAL	96.73%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE SMALL-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.34%	7.57%	6.01%	6.34%	7.57%	6.01%
5 Years	10.81%	10.84%	11.12%	67.09%	67.31%	69.45%
Since Inception	2.35%	2.39%	2.76%	19.64%	20.01%	23.42%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through August 31, 2014 reflects the performance of the FTSE Developed Small Cap ex-North America Index. Index performance beginning on September 1, 2014 reflects the performance of the MSCI Europe Small Cap Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,146.60	$2.13	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

The iShares MSCI Europe Small-Cap ETF (the “Fund”) (formerly the iShares Developed Small-Cap ex North America ETF) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 6.34%, net of fees, while the total return for the Index was 6.01%.

European developed market small-capitalization stocks, as represented by the Index, produced a solid gain during the reporting period, outperforming the broad European equity market, which had a small negative return. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

Small-cap stocks in Europe continued to benefit from a slow stabilization in several of the domestic economies of the eurozone, despite the protracted debt difficulties in Greece. Small-capitalization stocks typically rise faster than their larger-capitalization counterparts during the early stages of economic recoveries. The ongoing monetary support of the European Central Bank continued to give investors’ confidence to buy stocks and particularly those of small-cap companies that had been beaten down so severely during the financial crisis of 2007-2008. The prospect of acquisitions of small-capitalization companies by larger entities also was a contributing factor in support of European small-cap stocks.

Small-capitalization stocks in the United Kingdom delivered the most significant gains during the reporting period. At approximately 37% of the Index on average, the United Kingdom was the most powerful driver of European small-cap equity returns. During the reporting period, U.K. small-caps posted strong returns despite the U.K.’s relatively slow economic growth.

German small-cap stocks, which accounted for approximately 10% of the Index on average, delivered a solid contribution to the Index’s return, as did small-cap stocks in Italy and France, which composed 6% and 7% of the Index, respectively. On the downside, Norway and Spain detracted notably from Index performance during the reporting period.

Small-capitalization stocks in the consumer discretionary sector were the best performers during the reporting period, followed by their counterparts in the financials, healthcare, and information technology sectors. On the downside, small-cap stocks in the energy sector were the hardest hit during the reporting period, as energy stocks sold off markedly on declining oil and gas prices.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Financials	23.35%
Industrials	22.64
Consumer Discretionary	16.78
Information Technology	9.41
Health Care	9.05
Materials	7.58
Consumer Staples	4.90
Energy	2.75
Utilities	1.91
Telecommunication Services	1.63

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*
United Kingdom	38.09%
Germany	9.50
Switzerland	7.59
France	7.44
Italy	7.15
Sweden	7.01
Spain	4.13
Denmark	3.38
Netherlands	2.96
Belgium	2.91

TOTAL	90.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI KOKUSAI ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.80%	5.20%	4.62%	4.80%	5.20%	4.62%
5 Years	12.36%	12.25%	12.12%	79.10%	78.23%	77.17%
Since Inception	3.68%	3.67%	3.40%	31.82%	31.68%	29.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,060.40	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI ETF

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 4.80%, net of fees, while the total return for the Index was 4.62%.

As represented by the Index, global stocks in developed countries, excluding Japan, registered a solid gain for the reporting period, outperforming the broad world equity market in a global investment environment that continued to face a number of challenges. The U.S. dollar’s appreciation relative to other major currencies helped limit the Index’s return during the reporting period.

Constituting around 62% of the Index on average, the United States was the largest country weighting in the Index. While equities in some smaller countries and smaller Index weightings performed better in terms of their total returns, the United States’ large allocation in the Index magnified the effect of the country’s return during the reporting period. U.S. stocks advanced in response to slow, but ongoing growth in the domestic economy, calming statements from the Fed about interest-rate hikes, and declining unemployment, among other factors.

These positive influences were tempered somewhat by a relatively strong U.S. dollar, declining energy prices, and periodic concerns about macroeconomic circumstances elsewhere in the developed world, including the sovereign debt crisis in Greece and slowing economic growth in emerging markets such as China. Switzerland and the Netherlands also contributed to the Index’s return for the reporting period.

In the United Kingdom, the second-largest country allocation in the Index during the reporting period at approximately 9% on average, stocks declined in spite of positive growth in the U.K.’s GDP. The largest country detractors to the Index’s return, however, were Australia and Canada, whose commodities-rich economies faltered mainly due to slowing emerging-markets growth.

From a sector perspective, the largest stock gains were in healthcare, consumer discretionary, information technology, and consumer staples. The largest sector detractors from Index performance during the reporting period were energy and materials.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Financials	21.24%
Health Care	14.43
Information Technology	13.63
Consumer Discretionary	12.32
Consumer Staples	10.21
Industrials	9.87
Energy	7.29
Materials	4.67
Telecommunication Services	3.21
Utilities	3.13

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*
United States	62.16%
United Kingdom	8.62
France	4.20
Switzerland	4.12
Germany	3.83
Canada	3.70
Australia	2.86
Spain	1.51
Netherlands	1.35
Hong Kong	1.34

TOTAL	93.69%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI QATAR CAPPED ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.10)%	(8.63)%	(6.28)%	(7.10)%	(8.63)%	(6.28)%
Since Inception	(4.24)%	(5.10)%	(3.92)%	(5.30)%	(6.37)%	(4.89)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.10	$3.09	$1,000.00	$1,021.70	$3.11	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI QATAR CAPPED ETF

The iShares MSCI Qatar Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -7.10%, net of fees, while the total return for the Index was -6.28%.

Qatar stocks, as represented by the Index, declined moderately during the reporting period, as investors worried about falling oil prices. Global market instability due to the Greek debt crisis and plummeting stock prices in China also weighed on Qatar stocks late in the reporting period.

While Qatar’s economy grew in spite of lower oil prices, the increasing role of government spending raised inflation fears. As the world’s largest natural gas exporter, Qatar is in the midst of a range of infrastructure projects from industry to transportation. In addition, the country is spending heavily on facilities for hosting soccer’s 2022 World Cup matches.

The industrials sector was the Index’s largest detractor to performance during the reporting period. The sector’s underperformance was largely due to a major petrochemical company that cut its dividend in response to pricing pressure from falling oil prices. The telecommunication services and financials sectors were also notable detractors from Index performance. Although the financials sector declined less than the Index, the impact was magnified by its nearly 59% average weighting in the Index.

On the positive side, the utilities sector was the largest contributor to Index performance during the reporting period. The healthcare sector, the smallest sector in the Index at approximately 1% on average, also contributed to the Index’s return, as the growing population and government social spending led to increased healthcare investment in Qatar.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	62.44%
Industrials	14.04
Telecommunication Services	7.79
Energy	4.91
Utilities	4.40
Materials	2.96
Consumer Staples	2.07
Health Care	1.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Qatar National Bank SAQ	18.70%
Industries Qatar QSC	11.28
Masraf Al Rayan QSC	8.76
Ezdan Holding Group QSC	5.23
Qatar Insurance Co. SAQ	4.88
Qatar Islamic Bank SAQ	4.65
Qatar Electricity & Water Co. QSC	4.40
Doha Bank QSC	4.10
Ooredoo QSC	3.96
Vodafone Qatar QSC	3.83

TOTAL	69.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI UAE CAPPED ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(10.33)%	(10.29)%	(10.00)%	(10.33)%	(10.29)%	(10.00)%
Since Inception	(11.23)%	(11.21)%	(11.09)%	(13.92)%	(13.89)%	(13.69)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,146.70	$3.30	$1,000.00	$1,021.70	$3.11	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UAE CAPPED ETF

The iShares MSCI UAE Capped ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -10.33%, net of fees, while the total return for the Index was -10.00%.

Stocks of the United Arab Emirates (“UAE”), as represented by the Index, declined during the reporting period amid falling oil prices. Global market instability stemming from the Greek debt crisis and plummeting stock prices in China also weighed on UAE stocks late in the reporting period.

Despite falling oil prices, the UAE continued to experience strong economic growth due in part to state spending. Late in the reporting period, however, concerns arose after a central bank report forecasted lower government spending because of lower energy export revenues. While the UAE has reduced its dependence on oil, the energy sector still accounts for more than half of its GDP.

Within the Index, the financials sector was the largest detractor to performance during the reporting period. Constituting approximately 70% of the Index on average, the sector was dragged down by the lagging real estate industry. Soaring property prices cooled during the reporting period amid falling oil prices and weaker investor sentiment.

The diversified financial services industry also weighed on Index performance, notably the shares of a leading regional stock exchange. In addition, the energy and industrials sectors detracted from Index performance during the reporting period.

On the positive side, the healthcare sector, with an average Index weight of about 5%, contributed to Index performance. A growing population as well as higher government social spending led to greater healthcare investment in the UAE and the Gulf region. The consumer staples and consumer discretionary sectors also added to Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	70.70%
Industrials	17.45
Health Care	5.04
Energy	3.63
Consumer Discretionary	1.92
Consumer Staples	1.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Emaar Properties PJSC	17.16%
Abu Dhabi Commercial Bank PJSC	8.95
First Gulf Bank PJSC	8.18
DP World Ltd.	8.12
Union National Bank PJSC	4.68
Dubai Islamic Bank PJSC	4.64
National Bank of Abu Dhabi PJSC	4.36
Aldar Properties PJSC	4.17
Arabtec Holding PJSC	3.53
Dubai Investments PJSC	3.16

TOTAL	66.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.89%

AUSTRALIA — 2.37%
AMP Ltd.	19,665	$95,455
APA Group	29,475	196,320
ASX Ltd.	2,745	89,602
Australia & New Zealand Banking Group Ltd.	17,010	408,216
Brambles Ltd.	16,155	129,074
Caltex Australia Ltd.	9,855	250,039
Commonwealth Bank of Australia	9,585	616,313
Crown Resorts Ltd.	8,910	89,182
CSL Ltd.	2,565	186,402
Dexus Property Group	11,340	64,788
Goodman Group	27,135	130,320
GPT Group (The)	23,985	81,198
Iluka Resources Ltd.	30,915	178,895
Insurance Australia Group Ltd.	17,370	75,131
Lend Lease Group	6,570	75,217
Macquarie Group Ltd.	2,430	146,594
Mirvac Group	50,130	69,577
National Australia Bank Ltd.	15,842	404,500
QBE Insurance Group Ltd.	9,225	98,906
Scentre Group	39,420	114,634
Stockland	27,675	86,373
Suncorp Group Ltd.	7,110	74,507
Sydney Airport	24,390	100,480
Tatts Group Ltd.	37,260	108,900
Telstra Corp. Ltd.	33,840	161,279
Transurban Group	19,710	144,306
Wesfarmers Ltd.	5,985	186,571
Westfield Corp.	16,965	124,956
Westpac Banking Corp.	19,035	487,286
Woolworths Ltd.	8,235	172,955
WorleyParsons Ltd.	15,705	106,103

		5,254,079
BELGIUM — 0.47%
Ageas	2,340	96,938
Anheuser-Busch InBev NV	5,400	646,437
Colruyt SA	1,890	92,276
KBC Groep NV	1,935	135,670
UCB SA	945	73,566

		1,044,887
BRAZIL — 0.49%
Ambev SA	27,000	154,026

Security	Shares	Value
Banco do Brasil SA	9,000	$58,175
BRF SA	4,500	94,808
CCR SA	18,000	80,311
Cielo SA	5,100	65,379
CPFL Energia SA	18,383	103,899
EDP – Energias do Brasil SA	18,000	68,860
Ultrapar Participacoes SA	22,500	463,488

		1,088,946
CANADA — 3.22%
Agnico Eagle Mines Ltd.	3,825	85,088
AltaGas Ltd.	8,055	221,660
ARC Resources Ltd.	2,745	41,293
Bank of Montreal	2,610	146,414
Bank of Nova Scotia (The)	5,895	290,864
BCE Inc.	990	40,964
Brookfield Asset Management Inc. Class A	3,645	127,930
Cameco Corp.	18,405	254,087
Canadian Imperial Bank of Commerce/Canada	2,025	145,476
Canadian National Railway Co.	3,780	237,065
Canadian Pacific Railway Ltd.	765	123,804
Crescent Point Energy Corp.	7,065	107,581
Enbridge Inc.	14,535	636,950
Fairfax Financial Holdings Ltd.	135	65,452
First Quantum Minerals Ltd.	17,955	144,225
Fortis Inc./Canada	9,630	277,216
Franco-Nevada Corp.	2,790	113,878
George Weston Ltd.	900	75,988
Goldcorp Inc.	11,475	153,917
Inter Pipeline Ltd.	16,380	344,484
Keyera Corp.	5,670	187,322
Loblaw Companies Ltd.	1,440	78,943
Magna International Inc. Class A	1,800	98,319
Manulife Financial Corp.	8,595	153,078
Pembina Pipeline Corp.	7,650	223,864
PrairieSky Royalty Ltd.	11,790	243,331
Rogers Communications Inc. Class B	1,980	69,797
Royal Bank of Canada	5,850	342,919
Silver Wheaton Corp.	7,920	104,224
Sun Life Financial Inc.	1,845	60,543
Thomson Reuters Corp.	1,440	58,609
Toronto-Dominion Bank (The)	8,865	359,588
TransCanada Corp.	12,780	499,333

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Valeant Pharmaceuticals International Inc.[a]	1,890	$487,148
Veresen Inc.	21,375	243,168
Vermilion Energy Inc.	6,570	222,207
Yamana Gold Inc.	36,090	71,850

		7,138,579
CHILE — 0.10%
Aguas Andinas SA Series A	262,800	139,553
SACI Falabella	13,545	88,479

		228,032
CHINA — 2.31%
Agricultural Bank of China Ltd. Class H	405,000	182,849
Bank of China Ltd. Class H	810,000	443,017
Bank of Communications Co. Ltd. Class H	225,000	197,941
Beijing Enterprises Water Group Ltd.[b]	180,000	134,437
China CITIC Bank Corp. Ltd. Class Ha	180,000	128,401
China Construction Bank Corp. Class H	630,000	514,415
China Life Insurance Co. Ltd. Class H	45,000	165,725
China Merchants Bank Co. Ltd. Class H	67,500	174,577
China Minsheng Banking Corp. Ltd. Class H	90,000	101,351
China Mobile Ltd.	45,000	589,180
China Overseas Land & Investment Ltd.	90,000	283,851
China Telecom Corp. Ltd. Class H	180,000	100,770
China Unicom Hong Kong Ltd.	90,000	127,007
Guangdong Investment Ltd.	180,000	244,263
Industrial & Commercial Bank of China Ltd. Class H	630,000	433,962
Kunlun Energy Co. Ltd.[b]	180,000	171,588
Lenovo Group Ltd.[b]	90,000	97,636
Ping An Insurance Group Co. of China Ltd. Class H	45,000	258,891
Tencent Holdings Ltd.[b]	36,000	671,955
Want Want China Holdings Ltd.[b]	90,000	93,224

		5,115,040

Security	Shares	Value
COLOMBIA — 0.05%
Interconexion Electrica SA ESP	45,045	$111,615

		111,615
DENMARK — 0.65%
Carlsberg A/S Class B	1,035	90,726
Coloplast A/S Class B	585	42,444
Danske Bank A/S	4,770	149,876
Novo Nordisk A/S Class B	11,250	663,651
Novozymes A/S Class B	3,285	172,530
Pandora A/S	990	111,994
TDC A/S	6,435	48,833
Vestas Wind Systems A/S	2,835	155,696

		1,435,750
EGYPT — 0.02%
Talaat Moustafa Group	47,250	49,422

		49,422
FINLAND — 0.36%
Elisa OYJ	2,385	80,818
Kone OYJ Class B	3,825	161,266
Nokia OYJ	41,940	297,950
Sampo OYJ Class A	3,285	163,324
Wartsila OYJ Abp	2,025	93,565

		796,923
FRANCE — 3.39%
Aeroports de Paris	810	97,726
Airbus Group SE	4,185	298,698
Alstom SAa	1,935	57,210
AXA SA	15,705	416,440
BNP Paribas SA	7,830	513,090
Cap Gemini SA	1,575	151,479
Carrefour SA	3,555	122,762
Christian Dior SE	495	103,228
CNP Assurances	3,375	57,108
Credit Agricole SA	10,845	171,883
Danone SA	4,230	288,309
Essilor International SA	1,440	185,509
Fonciere des Regions	905	78,631
Gecina SA	585	75,395
Kering	630	122,227
L’Oreal SA	1,980	372,658
Legrand SA	3,015	186,710
LVMH Moet Hennessy Louis Vuitton SE	1,845	347,963
Natixis SA	11,385	84,164

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Orange SA	12,960	$213,852
Pernod Ricard SA	2,025	243,980
Publicis Groupe SA	1,845	140,531
Renault SA	1,710	158,285
Rexel SA	5,310	84,217
Safran SA	2,565	195,145
Sanofi	7,650	828,053
Schneider Electric SE	4,770	335,128
SCOR SE	2,430	93,753
SES SA	2,880	89,620
Societe Generale SA	5,670	280,650
Sodexo SA	1,035	97,039
Technip SA	1,530	87,598
Thales SA	1,755	119,501
Unibail-Rodamco SE	855	228,888
Vinci SA	4,230	272,933
Vivendi SA	8,550	226,101
Zodiac Aerospace	2,655	79,641

		7,506,105
GERMANY — 2.89%
adidas AG	1,800	148,101
Allianz SE Registered	3,600	593,039
BASF SE	3,915	339,767
Bayer AG Registered	4,680	694,425
Bayerische Motoren Werke AG	1,890	190,650
Beiersdorf AG	1,260	108,334
Brenntag AG	2,160	120,827
Commerzbank AGa	7,335	95,506
Continental AG	720	161,922
Daimler AG Registered	6,165	554,380
Deutsche Bank AG Registered	11,430	404,363
Deutsche Boerse AG	1,755	160,220
Deutsche Post AG Registered	5,625	171,031
Deutsche Telekom AG Registered	18,135	329,600
Deutsche Wohnen AG Bearer	5,535	137,626
Fresenius Medical Care AG & Co. KGaA	1,440	118,258
Fresenius SE & Co. KGaA	2,610	181,180
GEA Group AG	1,980	84,332
Hannover Rueck SE	1,080	115,243
Henkel AG & Co. KGaA	1,035	105,124
Infineon Technologies AG	10,035	113,145
MAN SE	135	14,161
Merck KGaA	1,350	138,147

Security	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,440	$266,172
SAP SE	6,435	463,980
Siemens AG Registered	5,490	591,035

		6,400,568
HONG KONG — 1.18%
AIA Group Ltd.	63,000	410,394
BOC Hong Kong Holdings Ltd.	22,500	90,699
Cheung Kong Infrastructure Holdings Ltd.	45,000	391,529
Hang Lung Properties Ltd.[b]	45,000	128,575
Henderson Land Development Co. Ltd.	48,300	318,997
Hong Kong & China Gas Co. Ltd.	144,900	295,695
Link REIT (The)	22,500	132,348
MTR Corp. Ltd.	45,000	200,553
New World Development Co. Ltd.	45,000	54,390
Sands China Ltd.	18,000	79,641
Wharf Holdings Ltd. (The)[b]	45,000	285,593
Wheelock & Co. Ltd.[b]	45,000	233,060

		2,621,474
INDIA — 0.69%
Dr. Reddy’s Laboratories Ltd. ADR[b]	2,160	138,996
ICICI Bank Ltd. ADR	15,885	159,962
Infosys Ltd. ADR	18,180	307,424
Larsen & Toubro Ltd. GDR[c]	13,005	358,287
Mahindra & Mahindra Ltd. GDR	9,945	212,823
State Bank of India GDR[c]	4,635	193,975
Wipro Ltd. ADR	12,195	150,730

		1,522,197
INDONESIA — 0.22%
Astra International Tbk PT	315,000	154,851
Bank Central Asia Tbk PT	99,000	95,871
Bank Mandiri Persero Tbk PT	81,000	57,034
Bank Rakyat Indonesia Persero Tbk PT	103,500	76,511
Telekomunikasi Indonesia Persero Tbk PT	477,000	103,669

		487,936
IRELAND — 0.47%
Bank of Ireland[a]	188,505	79,767
Endo International PLC[a]	945	82,725
Medtronic PLC	10,196	799,265

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Pentair PLC	1,260	$76,621

		1,038,378
ISRAEL — 0.25%
Bank Hapoalim BM	24,660	137,242
Teva Pharmaceutical Industries Ltd.	5,760	404,876

		542,118
ITALY — 0.80%
Assicurazioni Generali SpA	10,620	210,382
Atlantia SpA	6,975	187,418
CNH Industrial NV	10,530	94,818
Enel Green Power SpA	96,120	200,821
Intesa Sanpaolo SpA	64,755	250,549
Luxottica Group SpA	1,395	101,801
Snam SpA	38,520	190,663
Telecom Italia SpA RSP	139,455	145,603
Tenaris SA	4,545	57,697
Terna Rete Elettrica Nazionale SpA	26,640	124,973
UniCredit SpA	30,825	205,534

		1,770,259
JAPAN — 7.94%
Asahi Group Holdings Ltd.	4,500	150,987
Astellas Pharma Inc.	22,500	339,057
Bank of Yokohama Ltd. (The)	45,000	286,283
Bridgestone Corp.	4,500	169,910
Canon Inc.	13,500	432,802
Chugai Pharmaceutical Co. Ltd.	4,500	163,808
Dai-ichi Life Insurance Co. Ltd. (The)	9,000	183,204
Daiichi Sankyo Co. Ltd.	9,000	184,438
Daiwa House Industry Co. Ltd.	9,000	224,283
Denso Corp.	4,500	223,375
Dentsu Inc.	4,500	255,337
East Japan Railway Co.	4,500	444,933
Eisai Co. Ltd.	4,500	294,019
Fuji Heavy Industries Ltd.	4,500	166,532
FUJIFILM Holdings Corp.	4,500	178,682
Honda Motor Co. Ltd.	13,500	433,619
Hoya Corp.	4,500	190,613
Isuzu Motors Ltd.	9,000	124,799
ITOCHU Corp.	31,500	386,710
Japan Tobacco Inc.	9,000	349,663
Kao Corp.	4,500	228,496
KDDI Corp.	13,500	343,289
Kirin Holdings Co. Ltd.	9,000	138,674
Komatsu Ltd.	9,000	166,714
Kyocera Corp.	4,500	232,273

Security	Shares	Value
Marubeni Corp.	45,000	$250,615
Mazda Motor Corp.	4,500	88,460
Mitsubishi Corp.	18,000	389,289
Mitsubishi Heavy Industries Ltd.	45,000	238,339
Mitsubishi UFJ Financial Group Inc.	99,000	719,157
Mitsui & Co. Ltd.	18,000	234,126
Mizuho Financial Group Inc.	211,500	457,330
MS&AD Insurance Group Holdings Inc.	9,000	283,813
Nippon Telegraph & Telephone Corp.	9,000	346,031
Nissan Motor Co. Ltd.	27,000	261,185
Nomura Holdings Inc.	45,000	320,134
NTT DOCOMO Inc.	22,500	474,807
Olympus Corp.	4,500	172,525
ORIX Corp.	13,500	201,909
Otsuka Holdings Co. Ltd.	4,500	161,738
Panasonic Corp.	13,500	158,759
Rakuten Inc.	9,000	144,957
Resona Holdings Inc.	36,000	198,226
Secom Co. Ltd.	4,500	303,572
Sekisui House Ltd.	9,000	133,916
Seven & I Holdings Co. Ltd.	9,000	415,804
Shin-Etsu Chemical Co. Ltd.	4,500	269,393
Shionogi & Co. Ltd.	4,500	179,608
SoftBank Group Corp.	4,500	249,925
Sony Corp.[a]	9,000	256,645
Sumitomo Corp.	27,000	307,385
Sumitomo Mitsui Financial Group Inc.	9,000	402,728
Sumitomo Mitsui Trust Holdings Inc.	45,000	209,137
Suntory Beverage & Food Ltd.	4,500	190,322
Suzuki Motor Corp.	4,500	156,925
T&D Holdings Inc.	9,000	137,257
Takeda Pharmaceutical Co. Ltd.	4,500	226,644
Toho Gas Co. Ltd.	45,000	269,139
Tokio Marine Holdings Inc.	9,000	375,197
Tokyu Corp.	45,000	331,248
Toyota Industries Corp.	4,500	249,526
Toyota Motor Corp.	18,000	1,199,031
Toyota Tsusho Corp.	4,500	114,230
Unicharm Corp.	4,500	108,255
Yamato Holdings Co. Ltd.	4,500	99,847

		17,579,634
MALAYSIA — 0.44%
Bumi Armada Bhd[a]	256,500	74,445
CIMB Group Holdings Bhd	45,000	63,302

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Genting Bhd	36,000	$76,622
Genting Malaysia Bhd	63,000	70,339
Malayan Banking Bhd	18,000	43,300
Petronas Chemicals Group Bhd	58,500	98,048
Petronas Dagangan Bhd	18,000	99,213
Petronas Gas Bhd	31,500	181,859
PPB Group Bhd	18,000	72,668
Public Bank Bhd	13,500	67,068
Sapurakencana Petroleum Bhd	184,500	118,192

		965,056
MEXICO — 0.49%
America Movil SAB de CV	225,000	220,071
Fibra Uno Administracion SA de CV	18,000	43,480
Fomento Economico Mexicano SAB de CV	13,500	123,110
Grupo Financiero Banorte SAB de CV	18,000	95,275
Grupo Mexico SAB de CV Series B	85,500	235,137
Grupo Televisa SAB	18,000	126,307
OHL Mexico SAB de CVa,b	76,500	125,725
Wal-Mart de Mexico SAB de CV	45,000	109,937

		1,079,042
NETHERLANDS — 1.18%
Aegon NV	15,480	119,790
ASML Holding NV	2,655	265,881
Delta Lloyd NV	2,430	43,400
Heineken NV	1,890	149,805
ING Groep NV CVA	30,690	525,233
Koninklijke Ahold NV	4,815	96,422
Koninklijke KPN NV	23,940	95,220
Koninklijke Philips NV	7,830	218,999
Koninklijke Vopak NV	4,860	255,592
Mylan NVa	2,520	141,095
RELX NV	8,235	138,023
Unilever NV CVA	10,395	468,700
Wolters Kluwer NV	2,610	87,029

		2,605,189
NEW ZEALAND — 0.03%
Auckland International Airport Ltd.	20,925	75,202

		75,202
NORWAY — 0.28%
DNB ASA	8,865	145,262
Orkla ASA	11,970	96,009
Seadrill Ltd.[b]	10,890	98,935
Subsea 7 SAa	17,055	150,118

Security	Shares	Value
Telenor ASA	5,850	$128,963

		619,287
PERU — 0.04%
Credicorp Ltd.	630	83,097

		83,097
PHILIPPINES — 0.12%
Aboitiz Power Corp.	162,000	154,792
Philippine Long Distance Telephone Co.	1,575	99,386

		254,178
POLAND — 0.16%
Bank Pekao SA	1,800	76,285
KGHM Polska Miedz SA	3,780	95,626
Powszechna Kasa Oszczednosci Bank Polski SA	11,160	86,837
Powszechny Zaklad Ubezpieczen SA	810	93,085

		351,833
QATAR — 0.07%
Qatar National Bank SAQ	3,105	155,623

		155,623
RUSSIA — 0.27%
Magnit PJSC GDR[c]	5,490	297,833
MegaFon PJSC GDR[c]	11,475	142,290
Mobile TeleSystems PJSC ADR	20,160	165,312

		605,435
SINGAPORE — 0.48%
Ascendas REIT	90,000	159,176
Global Logistic Properties Ltd.[b]	45,000	75,641
Keppel Corp. Ltd.[b]	45,000	246,657
Singapore Telecommunications Ltd.	90,000	269,020
UOL Group Ltd.[b]	45,000	220,346
Yangzijiang Shipbuilding Holdings Ltd.[b]	90,000	84,850

		1,055,690
SOUTH AFRICA — 0.76%
Aspen Pharmacare Holdings Ltd.	4,185	123,066
Barclays Africa Group Ltd.	4,590	67,735
Bidvest Group Ltd. (The)	3,690	90,049
FirstRand Ltd.	39,510	171,418
Growthpoint Properties Ltd.	49,905	109,643
MTN Group Ltd.	12,465	208,458
Naspers Ltd. Class N	2,790	391,401
Nedbank Group Ltd.	4,185	83,736
RMB Holdings Ltd.	19,395	105,068

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Sanlam Ltd.	14,175	$75,071
Standard Bank Group Ltd.	13,410	161,851
Steinhoff International Holdings Ltd.	16,515	100,226

		1,687,722
SOUTH KOREA — 1.24%
AmorePacific Corp.	450	158,057
E-Mart Co. Ltd.	90	18,382
Hana Financial Group Inc.	2,610	65,019
Hanwha Corp.	2,205	89,508
Hyundai Mobis Co. Ltd.	540	98,526
Hyundai Motor Co.	855	108,871
Industrial Bank of Korea	7,650	90,546
Kangwon Land Inc.	3,645	132,854
Kia Motors Corp.	2,430	91,165
Korea Electric Power Corp.	3,714	161,554
Korea Gas Corp.	2,295	83,061
Korea Zinc Co. Ltd.	360	151,365
KT&G Corp.	1,170	109,986
NAVER Corp.	156	69,724
Samsung C&T Corp.	1,530	74,006
Samsung Electronics Co. Ltd.	658	666,350
Samsung Fire & Marine Insurance Co. Ltd.	495	118,446
Samsung Life Insurance Co. Ltd.	1,125	102,871
Samsung SDS Co. Ltd.	417	104,415
SK C&C Co. Ltd.	360	94,142
SK Hynix Inc.	2,448	77,615
SK Telecom Co. Ltd.	360	76,759

		2,743,222
SPAIN — 1.22%
Abertis Infraestructuras SA	10,037	165,287
Amadeus IT Holding SA Class A	4,230	185,585
Banco Bilbao Vizcaya Argentaria SA	48,960	498,417
Banco de Sabadell SA	36,559	83,774
Banco Popular Espanol SA	15,255	70,435
Banco Santander SA	99,207	688,782
CaixaBank SA	23,040	103,325
Industria de Diseno Textil SA	8,190	282,094
Mapfre SA	26,190	84,667
Telefonica SA	35,471	546,311

		2,708,677
SWEDEN — 1.07%
Assa Abloy AB	6,480	132,314
Atlas Copco AB Class A	5,265	144,773
Atlas Copco AB Class B	3,240	80,061

Security	Shares	Value
Boliden AB	18,450	$342,734
Hennes & Mauritz AB Class B	4,995	199,907
Investor AB Class B	3,285	127,525
Lundin Petroleum ABa	21,960	320,358
Nordea Bank AB	18,900	236,928
Sandvik AB	7,740	78,705
Skandinaviska Enskilda Banken AB Class A	8,415	102,055
Svenska Handelsbanken AB Class A	7,020	108,058
Swedbank AB Class A	3,735	88,068
Telefonaktiebolaget LM Ericsson Class B	18,135	195,193
TeliaSonera AB	9,000	55,047
Volvo AB Class B	12,780	152,161

		2,363,887
SWITZERLAND — 3.36%
ABB Ltd. Registered	14,400	294,113
Adecco SA Registered	1,440	120,837
Cie. Financiere Richemont SA Class A Registered	3,375	292,868
Credit Suisse Group AG Registered	11,385	337,368
EMS-Chemie Holding AG Registered	270	132,458
Geberit AG Registered	315	109,632
Givaudan SA Registered	135	252,835
Kuehne + Nagel International AG Registered	630	87,444
Nestle SA Registered	19,125	1,456,612
Novartis AG Registered	13,815	1,443,165
Roche Holding AG	4,095	1,189,173
Swatch Group AG (The) Bearer	315	136,377
Swiss Life Holding AG Registered	360	85,477
Swiss Re AG	2,745	248,481
Swisscom AG Registered	45	26,314
Syngenta AG Registered	990	409,968
UBS Group AG	23,715	549,015
Zurich Insurance Group AG	900	275,590

		7,447,727
TAIWAN — 1.22%
Cathay Financial Holding Co. Ltd.	135,000	218,076
Chunghwa Telecom Co. Ltd.	45,000	139,683
Delta Electronics Inc.	45,000	221,640
Formosa Petrochemical Corp.	135,000	318,563
Formosa Plastics Corp.	90,000	199,547
Fubon Financial Holding Co. Ltd.	135,000	246,298
Hon Hai Precision Industry Co. Ltd.	90,000	258,556

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Mega Financial Holding Co. Ltd.	90,000	$76,968
Quanta Computer Inc.	45,000	86,945
Taiwan Mobile Co. Ltd.	45,000	148,948
Taiwan Semiconductor Manufacturing Co. Ltd.	180,000	795,338

		2,710,562
THAILAND — 0.16%
Advanced Info Service PCL NVDR	13,500	95,758
Airports of Thailand PCL NVDR	13,500	112,612
Siam Commercial Bank PCL (The) NVDR	31,500	135,849

		344,219
TURKEY — 0.09%
Turkiye Garanti Bankasi AS	63,810	189,395

		189,395
UNITED KINGDOM — 7.13%
3i Group PLC	12,825	110,774
Amec Foster Wheeler PLC	13,635	174,475
Antofagasta PLC	35,280	312,159
ARM Holdings PLC	13,050	205,071
Associated British Foods PLC	2,340	117,727
AstraZeneca PLC	8,145	549,084
Aviva PLC	29,613	240,298
BAE Systems PLC	27,000	202,325
Barclays PLC	110,250	497,125
British American Tobacco PLC	13,005	771,387
British Land Co. PLC (The)	9,405	123,429
BT Group PLC	52,560	380,941
Bunzl PLC	4,905	140,379
Burberry Group PLC	3,780	94,910
Capita PLC	6,975	141,934
Cobham PLC	16,200	66,057
Compass Group PLC	4,860	77,736
Croda International PLC	2,835	134,490
Diageo PLC	18,810	525,272
Direct Line Insurance Group PLC	14,478	82,667
Experian PLC	8,415	157,711
Fresnillo PLC	6,030	60,882
GlaxoSmithKline PLC	29,610	645,042
Hammerson PLC	11,070	113,668
HSBC Holdings PLC	115,335	1,043,346
IMI PLC	6,345	105,054
Imperial Tobacco Group PLC	7,830	411,160
Intertek Group PLC	1,890	72,170
Intu Properties PLC	13,410	68,973

Security	Shares	Value
Investec PLC	9,000	$82,231
ITV PLC	35,685	156,312
Johnson Matthey PLC	3,600	163,759
Kingfisher PLC	20,340	114,488
Land Securities Group PLC	6,390	129,431
Legal & General Group PLC	39,465	160,552
Lloyds Banking Group PLC	365,670	474,763
London Stock Exchange Group PLC	2,340	95,343
Marks & Spencer Group PLC	10,755	91,300
Meggitt PLC	14,895	107,967
Melrose Industries PLC	16,536	71,427
National Grid PLC	32,355	430,730
Next PLC	1,215	151,491
Old Mutual PLC	25,965	85,940
Pearson PLC	6,840	128,406
Persimmon PLC	3,060	97,747
Petrofac Ltd.	5,445	74,773
Prudential PLC	15,390	362,043
Randgold Resources Ltd.	2,070	124,752
Reckitt Benckiser Group PLC	4,545	436,116
RELX PLC	9,720	169,579
Rolls-Royce Holdings PLC	14,265	176,749
Royal Bank of Scotland Group PLC[a]	16,335	87,229
Royal Mail PLC	8,550	67,379
SABMiller PLC	7,020	368,571
SEGRO PLC	9,180	64,292
Severn Trent PLC	5,445	187,272
Shire PLC	4,095	362,966
Sky PLC	8,550	152,102
Smith & Nephew PLC	8,190	151,960
Smiths Group PLC	5,850	103,066
Standard Chartered PLC	16,875	258,120
Standard Life PLC	12,357	87,622
Tesco PLC	55,059	185,329
Travis Perkins PLC	3,465	121,498
Unilever PLC	8,640	391,943
United Utilities Group PLC	19,935	277,489
Vodafone Group PLC	175,905	663,878
Weir Group PLC (The)	4,770	114,408
Whitbread PLC	1,845	149,426
William Hill PLC	10,620	67,102
Wolseley PLC	2,340	155,411
WPP PLC	10,800	247,745

		15,776,953

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
UNITED STATES — 51.21%
3M Co.	3,645	$551,634
Abbott Laboratories	9,090	460,772
AbbVie Inc.	9,450	661,594
Accenture PLC Class A	3,870	399,036
ACE Ltd.	2,295	249,627
Activision Blizzard Inc.	3,870	99,807
Adobe Systems Inc.[a]	3,015	247,200
ADT Corp. (The)	1,665	57,492
Advance Auto Parts Inc.	450	78,395
Aetna Inc.	2,430	274,517
Affiliated Managers Group Inc.[a]	360	74,844
Aflac Inc.	3,060	195,993
AGCO Corp.	1,845	101,493
Agilent Technologies Inc.	2,025	82,924
Akamai Technologies Inc.[a]	1,260	96,655
Alexion Pharmaceuticals Inc.[a]	1,575	310,968
Alleghany Corp.[a]	135	65,628
Allergan PLC[a]	2,399	794,429
Alliance Data Systems Corp.[a]	315	86,638
Allstate Corp. (The)	3,375	232,706
Altera Corp.	3,195	158,664
Altria Group Inc.	14,580	792,860
Amazon.com Inc.[a]	2,295	1,230,464
American Capital Agency Corp.	5,085	97,937
American Express Co.	5,985	455,219
American International Group Inc.	9,495	608,819
American Tower Corp.	2,295	218,277
American Water Works Co. Inc.	7,875	408,791
Ameriprise Financial Inc.	1,440	180,965
AmerisourceBergen Corp.	1,530	161,798
AMETEK Inc.	3,060	162,333
Amgen Inc.	4,590	810,548
Amphenol Corp. Class A	1,755	99,000
Analog Devices Inc.	3,105	181,115
Annaly Capital Management Inc.	11,565	115,072
Anthem Inc.	2,025	312,397
Aon PLC	1,530	154,178
Apple Inc.	34,785	4,219,420
Applied Materials Inc.	12,285	213,268
Ashland Inc.	720	82,310
Assurant Inc.	1,125	83,925
AT&T Inc.	37,175	1,291,467
Autodesk Inc.[a]	2,790	141,118
Autoliv Inc.	585	61,542

Security	Shares	Value
Automatic Data Processing Inc.	3,195	$254,865
AutoZone Inc.[a]	225	157,712
Avago Technologies Ltd.	2,160	270,302
AvalonBay Communities Inc.	675	116,330
Avnet Inc.	1,710	71,358
Axis Capital Holdings Ltd.	1,350	77,706
B/E Aerospace Inc.	1,350	65,759
Baker Hughes Inc.	5,310	308,777
Bank of America Corp.	64,665	1,156,210
Bank of New York Mellon Corp. (The)	10,215	443,331
Baxter International Inc.	3,420	137,074
BB&T Corp.	4,815	193,900
Becton Dickinson and Co.	1,452	220,922
Berkshire Hathaway Inc. Class Ba	5,805	828,606
Best Buy Co. Inc.	1,845	59,575
Biogen Inc.[a]	1,395	444,698
BioMarin Pharmaceutical Inc.[a]	945	138,225
BlackRock Inc.[d]	900	302,688
Boeing Co. (The)	4,500	648,765
BorgWarner Inc.	1,485	73,819
Boston Properties Inc.	1,035	127,595
Boston Scientific Corp.[a]	9,630	166,984
Bristol-Myers Squibb Co.	9,675	635,067
Broadcom Corp. Class A	4,635	234,577
Brown-Forman Corp. Class B	1,440	156,110
CA Inc.	3,690	107,508
Cameron International Corp.[a]	3,285	165,761
Campbell Soup Co.	1,260	62,131
Capital One Financial Corp.	4,545	369,509
Cardinal Health Inc.	2,385	202,677
Caterpillar Inc.	4,140	325,528
CBRE Group Inc. Class Aa	2,565	97,393
CBS Corp. Class B NVS	3,780	202,117
Celanese Corp. Series A	2,250	148,320
Celgene Corp.[a]	4,950	649,687
CenturyLink Inc.	2,340	66,924
Cerner Corp.[a]	1,845	132,323
Charles Schwab Corp. (The)	7,650	266,832
Charter Communications Inc. Class Aa	495	92,001
Cheniere Energy Inc.[a]	4,770	328,987
Chipotle Mexican Grill Inc.[a]	135	100,201
Chubb Corp. (The)	1,980	246,173
Cigna Corp.	2,070	298,204
Cimarex Energy Co.	810	84,337
Cintas Corp.	1,215	103,883

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Cisco Systems Inc.	32,040	$910,577
CIT Group Inc.	1,215	57,154
Citigroup Inc.	19,350	1,131,201
Citrix Systems Inc.[a]	1,305	98,671
CME Group Inc./IL	2,295	220,412
Coach Inc.	2,295	71,604
Cobalt International Energy Inc.[a]	29,385	226,558
Coca-Cola Co. (The)	24,570	1,009,336
Coca-Cola Enterprises Inc.	2,970	151,708
Cognizant Technology Solutions Corp. Class Aa	4,140	261,234
Colgate-Palmolive Co.	5,760	391,795
Comcast Corp. Class A	13,140	820,067
Comcast Corp. Class A Special NVS	3,285	204,787
Concho Resources Inc.[a]	900	95,904
Consolidated Edison Inc.	1,710	108,739
Constellation Brands Inc. Class A	1,440	172,829
Core Laboratories NV	720	78,934
Corning Inc.	7,920	147,946
Costco Wholesale Corp.	3,375	490,387
CR Bard Inc.	630	123,890
Crown Castle International Corp.	1,935	158,496
CSX Corp.	2,565	80,233
Cummins Inc.	1,485	192,352
CVS Health Corp.	8,820	991,985
Danaher Corp.	4,905	449,102
DaVita HealthCare Partners Inc.[a]	1,035	81,796
Deere & Co.	2,835	268,106
Delphi Automotive PLC	1,575	122,976
Digital Realty Trust Inc.	855	54,951
Discover Financial Services	3,825	213,473
Discovery Communications Inc. Class C NVS[a]	3,780	114,534
DISH Network Corp. Class Aa	1,620	104,668
Dollar General Corp.	1,665	133,816
Dover Corp.	1,710	109,560
DR Horton Inc.	3,015	89,515
Dr. Pepper Snapple Group Inc.	2,205	176,885
Eaton Corp. PLC	3,690	223,540
eBay Inc.[a]	7,380	207,526
Ecolab Inc.	4,140	479,453
Edwards Lifesciences Corp.[a]	720	109,555
EI du Pont de Nemours & Co.	3,735	208,264
Electronic Arts Inc.[a]	2,070	148,109
Eli Lilly & Co.	5,940	501,989

Security	Shares	Value
EMC Corp./MA	13,905	$373,905
Emerson Electric Co.	5,760	298,080
Ensco PLC Class A	7,290	120,868
EOG Resources Inc.	3,285	253,569
Equifax Inc.	1,260	128,684
Equinix Inc.	360	100,408
Equity Residential	2,115	158,223
Estee Lauder Companies Inc. (The) Class A	1,710	152,378
Everest Re Group Ltd.	765	140,087
Eversource Energy	6,660	331,135
Expedia Inc.	810	98,366
Expeditors International of Washington Inc.	2,655	124,440
Express Scripts Holding Co.[a]	5,445	490,431
F5 Networks Inc.[a]	765	102,617
Facebook Inc. Class Aa	11,970	1,125,300
Fastenal Co.	2,295	96,069
Fidelity National Information Services Inc.	2,115	138,384
Fifth Third Bancorp	6,435	135,585
Fiserv Inc.[a]	2,115	183,709
FleetCor Technologies Inc.[a]	540	83,603
Flowserve Corp.	2,925	137,446
Fluor Corp.	4,095	191,441
FMC Technologies Inc.[a]	4,320	141,523
Ford Motor Co.	19,845	294,301
Franklin Resources Inc.	2,835	129,134
Freeport-McMoRan Inc.	13,680	160,740
Gap Inc. (The)	1,620	59,098
Garmin Ltd.	1,215	50,921
General Dynamics Corp.	2,520	375,757
General Electric Co.	62,370	1,627,857
General Growth Properties Inc.	2,565	69,614
General Mills Inc.	5,175	301,237
General Motors Co.	6,075	191,423
Gilead Sciences Inc.	9,405	1,108,473
Goldman Sachs Group Inc. (The)	3,240	664,427
Google Inc. Class Aa	1,845	1,213,087
Google Inc. Class Ca	1,800	1,126,098
H&R Block Inc.	2,205	73,404
Halliburton Co.	7,785	325,335
Harley-Davidson Inc.	1,305	76,082
Hartford Financial Services Group Inc. (The)	4,140	196,857

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
Hasbro Inc.	1,125	$88,583
HCA Holdings Inc.[a]	1,305	121,378
HCP Inc.	3,510	135,626
Health Care REIT Inc.	2,610	181,056
Helmerich & Payne Inc.	1,845	106,530
Henry Schein Inc.[a]	630	93,227
Hershey Co. (The)	1,485	137,942
Hertz Global Holdings Inc.[a]	10,215	173,553
Hewlett-Packard Co.	12,195	372,191
HollyFrontier Corp.	3,330	160,706
Home Depot Inc. (The)	8,100	947,943
Honeywell International Inc.	4,455	467,998
Host Hotels & Resorts Inc.	2,430	47,093
Humana Inc.	945	172,075
IHS Inc. Class Aa	630	78,769
Illinois Tool Works Inc.	3,555	318,066
Illumina Inc.[a]	765	167,765
Ingersoll-Rand PLC	2,250	138,150
Intel Corp.	30,555	884,567
Intercontinental Exchange Inc.	810	184,712
International Business Machines Corp.	5,985	969,510
International Flavors & Fragrances Inc.	1,620	187,256
Intuit Inc.	1,890	199,905
Intuitive Surgical Inc.[a]	225	119,963
Invesco Ltd.	3,420	132,012
Jacobs Engineering Group Inc.[a]	3,780	159,214
JM Smucker Co. (The)	1,035	115,599
Johnson & Johnson	16,830	1,686,534
Johnson Controls Inc.	2,925	133,263
JPMorgan Chase & Co.	23,175	1,588,183
Juniper Networks Inc.	3,735	106,149
Kansas City Southern	855	84,807
Kellogg Co.	2,295	151,860
KeyCorp	6,120	90,821
Kimberly-Clark Corp.	630	72,431
Kimco Realty Corp.	1,890	46,702
Kinder Morgan Inc./DE	19,440	673,402
KLA-Tencor Corp.	2,205	116,975
Kohl’s Corp.	1,125	68,985
Kraft Heinz Co. (The)	4,500	357,615
L Brands Inc.	1,440	116,237
L-3 Communications Holdings Inc.	1,260	145,480
Lam Research Corp.	1,890	145,284
Las Vegas Sands Corp.	4,185	234,527
Legg Mason Inc.	1,575	77,711

Security	Shares	Value
Lennar Corp. Class A	1,935	$102,632
Liberty Global PLC Series Aa	1,710	89,707
Liberty Global PLC Series C NVS[a]	3,060	150,368
Liberty Interactive Corp. QVC Group Series Aa	3,285	95,429
Lincoln National Corp.	2,745	154,598
LinkedIn Corp. Class Aa	585	118,907
Lockheed Martin Corp.	2,070	428,697
Loews Corp.	3,015	114,902
Lowe’s Companies Inc.	5,220	362,059
LyondellBasell Industries NV Class A	1,440	135,115
M&T Bank Corp.	810	106,232
Macy’s Inc.	2,205	152,277
ManpowerGroup Inc.	1,125	101,790
Marathon Petroleum Corp.	3,960	216,493
Marsh & McLennan Companies Inc.	1,980	114,721
MasterCard Inc. Class A	6,165	600,471
Mattel Inc.	4,005	92,956
McCormick & Co. Inc./MD	1,485	121,785
McDonald’s Corp.	6,615	660,574
McGraw Hill Financial Inc.	1,710	173,993
McKesson Corp.	1,530	337,472
Mead Johnson Nutrition Co.	1,620	143,192
Merck & Co. Inc.	16,650	981,684
MetLife Inc.	8,685	484,102
Microsoft Corp.	46,215	2,158,240
Molson Coors Brewing Co. Class B	1,485	105,643
Mondelez International Inc. Class A	11,385	513,805
Monsanto Co.	4,500	458,505
Monster Beverage Corp.[a]	1,125	172,744
Moody’s Corp.	1,260	139,142
Morgan Stanley	10,170	395,003
Mosaic Co. (The)	1,440	61,834
Motorola Solutions Inc.	1,530	92,045
NASDAQ OMX Group Inc. (The)	2,205	112,521
National Oilwell Varco Inc.	5,085	214,231
NetApp Inc.	2,385	74,293
Netflix Inc.[a]	2,520	288,061
News Corp. Class Aa	4,095	60,319
Nielsen NV	2,790	135,203
NIKE Inc. Class B	4,590	528,860
Norfolk Southern Corp.	1,080	91,076
Northern Trust Corp.	2,205	168,660
Northrop Grumman Corp.	2,025	350,345
NVIDIA Corp.	6,435	128,378

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
O’Reilly Automotive Inc.[a]	720	$173,023
Oceaneering International Inc.	3,240	129,665
Omnicom Group Inc.	1,800	131,544
ONEOK Inc.	8,775	331,607
Oracle Corp.	22,095	882,474
PACCAR Inc.	3,375	218,835
Parker-Hannifin Corp.	1,260	142,065
PartnerRe Ltd.	675	91,773
Paychex Inc.	1,710	79,344
Pepco Holdings Inc.	2,340	62,431
PepsiCo Inc.	8,595	828,128
Perrigo Co. PLC	855	164,331
Pfizer Inc.	35,370	1,275,442
PG&E Corp.	5,670	297,732
Philip Morris International Inc.	10,485	896,782
Phillips 66	1,665	132,368
Pioneer Natural Resources Co.	2,160	273,823
PNC Financial Services Group Inc. (The)[d]	3,825	375,538
PPG Industries Inc.	2,970	321,889
Precision Castparts Corp.	1,125	219,285
Priceline Group Inc. (The)[a]	315	391,725
Principal Financial Group Inc.	2,025	112,408
Procter & Gamble Co. (The)	16,380	1,256,346
Prologis Inc.	3,375	137,059
Prudential Financial Inc.	3,375	298,215
Public Storage	990	203,128
PulteGroup Inc.	3,285	68,065
PVH Corp.	630	73,105
QUALCOMM Inc.	10,485	675,129
Quanta Services Inc.[a]	5,490	151,634
Quest Diagnostics Inc.	990	73,072
Ralph Lauren Corp.	585	73,646
Raytheon Co.	2,565	279,816
Realty Income Corp.	1,755	84,749
Red Hat Inc.[a]	1,215	96,082
Regeneron Pharmaceuticals Inc.[a]	495	274,062
Regions Financial Corp.	12,015	124,836
RenaissanceRe Holdings Ltd.	675	72,428
Reynolds American Inc.	4,019	344,790
Robert Half International Inc.	1,305	71,814
Rockwell Automation Inc.	1,575	183,929
Rockwell Collins Inc.	1,440	121,853
Roper Technologies Inc.	990	165,597
Ross Stores Inc.	2,880	153,101

Security	Shares	Value
salesforce.com inc.[a]	3,375	$247,388
SBA Communications Corp. Class Aa	675	81,486
Schlumberger Ltd.	11,520	954,086
Seagate Technology PLC	2,340	118,404
Sealed Air Corp.	1,890	100,491
Sempra Energy	810	82,442
Sensata Technologies Holding NVa	2,070	106,232
Sherwin-Williams Co. (The)	1,125	312,480
Sigma-Aldrich Corp.	2,160	301,558
Simon Property Group Inc.	1,845	345,421
Skyworks Solutions Inc.	1,845	176,511
Spectra Energy Corp.	18,997	574,849
St. Jude Medical Inc.	2,025	149,486
Stanley Black & Decker Inc.	1,575	166,147
Staples Inc.	6,165	90,687
Starbucks Corp.	9,810	568,293
State Street Corp.	3,420	261,835
Stryker Corp.	2,385	243,914
SunTrust Banks Inc.	4,050	179,577
Symantec Corp.	5,220	118,703
Sysco Corp.	4,095	148,689
T Rowe Price Group Inc.	1,845	142,305
Target Corp.	2,925	239,411
TD Ameritrade Holding Corp.	1,890	69,420
TE Connectivity Ltd.	2,520	153,518
Tesla Motors Inc.[a]	810	215,582
Tesoro Corp.	720	70,085
Texas Instruments Inc.	6,615	330,618
Textron Inc.	2,115	92,426
Thermo Fisher Scientific Inc.	2,655	370,452
Tiffany & Co.	900	86,130
Time Warner Cable Inc.	1,845	350,568
Time Warner Inc.	5,220	459,569
TJX Companies Inc. (The)	4,860	339,325
Towers Watson & Co. Class A	630	79,871
TransDigm Group Inc.[a]	495	112,019
Travelers Companies Inc. (The)	3,060	324,727
TripAdvisor Inc.[a]	1,800	142,884
Twenty-First Century Fox Inc. Class A	6,390	220,391
Twenty-First Century Fox Inc. Class B	5,400	181,008
Twitter Inc.[a]	3,510	108,845
U.S. Bancorp	9,225	417,062
Under Armour Inc. Class Aa	1,170	116,216
Union Pacific Corp.	4,995	487,462
United Parcel Service Inc. Class B	2,880	294,797

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Security	Shares	Value
United Rentals Inc.[a]	1,755	$117,567
United Technologies Corp.	6,255	627,439
UnitedHealth Group Inc.	6,435	781,209
Unum Group	2,790	99,994
Valero Energy Corp.	1,935	126,936
Varian Medical Systems Inc.[a]	900	77,463
Verisk Analytics Inc. Class Aa	1,215	94,904
Verizon Communications Inc.	22,995	1,075,936
Vertex Pharmaceuticals Inc.[a]	1,845	249,075
VF Corp.	2,295	176,922
Viacom Inc. Class B NVS	2,880	164,160
Visa Inc. Class A	12,240	922,162
VMware Inc. Class Aa	765	68,184
Vornado Realty Trust	900	87,795
Voya Financial Inc.	1,350	63,383
Wal-Mart Stores Inc.	9,495	683,450
Walgreens Boots Alliance Inc.	5,985	578,331
Walt Disney Co. (The)	10,495	1,259,400
Waters Corp.[a]	540	72,085
Wells Fargo & Co.	29,835	1,726,551
Western Digital Corp.	1,845	158,781
Western Union Co. (The)	4,230	85,615
Whirlpool Corp.	405	71,981
Whole Foods Market Inc.	2,655	96,642
Williams Companies Inc. (The)	9,720	510,106
WW Grainger Inc.	540	123,503
Xerox Corp.	11,025	121,496
Xilinx Inc.	2,655	110,846
XL Group PLC	3,060	116,341
Xylem Inc./NY	1,935	66,816
Yahoo! Inc.[a]	6,345	232,671
Yum! Brands Inc.	2,340	205,358
Zimmer Biomet Holdings Inc.	1,440	149,861
Zoetis Inc.	2,610	127,838

		113,376,261

TOTAL COMMON STOCKS
(Cost: $214,669,561)		218,930,199

PREFERRED STOCKS — 0.84%

BRAZIL — 0.32%
AES Tiete SA	13,500	72,422
Banco Bradesco SA	20,400	163,140
Cia. Energetica de Minas Gerais	22,500	62,265
Cia. Paranaense de Energia Class B	4,500	46,540

Security	Shares	Value
Itau Unibanco Holding SA	19,760	$174,241
Vale SA	45,000	193,258

		711,866
COLOMBIA — 0.08%
Grupo de Inversiones Suramericana SA	13,725	175,807

		175,807
GERMANY — 0.31%
Bayerische Motoren Werke AG	1,665	131,088
Henkel AG & Co. KGaA	1,395	166,457
Porsche Automobil Holding SE	1,620	122,587
Volkswagen AG	1,305	262,990

		683,122
SOUTH KOREA — 0.13%
Hyundai Motor Co.	630	56,262
Hyundai Motor Co. Series 2	720	63,377
Samsung Electronics Co. Ltd.	225	176,900

		296,539

TOTAL PREFERRED STOCKS
(Cost: $2,236,903)		1,867,334

SHORT-TERM INVESTMENTS — 1.28%

MONEY MARKET FUNDS — 1.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	2,373,044	2,373,044
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	131,104	131,104
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	328,088	328,088

		2,832,236

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,832,236)		2,832,236

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.01%
(Cost: $219,738,700)	$223,629,769
Other Assets, Less Liabilities — (1.01)%	(2,233,236)

NET ASSETS — 100.00%	$221,396,533

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.84%

AUSTRIA — 0.50%
Erste Group Bank AGa	61,828	$1,864,199
IMMOEAST AG Escrow[a]	740	—
IMMOFINANZ AG Escrow[a]	328	—
Raiffeisen Bank International AGa	25,636	376,708

		2,240,907
BELGIUM — 1.62%
Ageas	45,240	1,874,129
Groupe Bruxelles Lambert SA	17,719	1,471,591
KBC Groep NV	55,042	3,859,204

		7,204,924
DENMARK — 1.21%
Danske Bank A/S	154,193	4,844,823
Tryg A/S	26,767	542,589

		5,387,412
FINLAND — 1.09%
Sampo OYJ Class A	97,643	4,854,640

		4,854,640
FRANCE — 11.78%
AXA SA	428,272	11,356,235
BNP Paribas SA	231,855	15,193,150
CNP Assurances	38,077	644,293
Credit Agricole SA	226,954	3,597,011
Eurazeo SA	8,705	569,081
Fonciere des Regions	6,713	583,262
Gecina SA	7,540	971,761
ICADE	7,540	562,480
Klepierre	37,323	1,709,040
Natixis SA	207,350	1,532,846
SCOR SE	32,799	1,265,430
Societe Generale SA	159,094	7,874,722
Unibail-Rodamco SE	21,489	5,752,718
Wendel SA	6,409	858,569

		52,470,598
GERMANY — 10.63%
Allianz SE Registered	99,905	16,457,668
Commerzbank AGa	234,494	3,053,267
Deutsche Annington Immobilien SE	98,957	3,105,048
Deutsche Bank AG Registered	302,354	10,696,470
Deutsche Boerse AG	41,847	3,820,371
Deutsche Wohnen AG Bearer	74,646	1,856,047
Hannover Rueck SE	13,195	1,407,991

Security	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	37,700	$6,968,523

		47,365,385
IRELAND — 0.58%
Bank of Ireland[a]	6,068,946	2,568,121

		2,568,121
ITALY — 6.86%
Assicurazioni Generali SpA	256,360	5,078,483
Banca Monte dei Paschi di Siena SpA[a]	561,730	1,120,853
Banco Popolare SCa	67,308	1,174,228
EXOR SpA	21,866	1,107,916
Intesa Sanpaolo SpA	2,775,097	10,737,366
Intesa Sanpaolo SpA RSP	242,788	816,000
Mediobanca SpA	128,180	1,404,159
UniCredit SpA	1,051,453	7,010,848
Unione di Banche Italiane SpA	200,187	1,634,496
UnipolSai SpA	182,468	477,388

		30,561,737
NETHERLANDS — 4.43%
Aegon NV	399,243	3,089,491
Delta Lloyd NV	48,546	867,027
ING Groep NV CVA	845,234	14,465,445
NN Group NV	41,847	1,298,963

		19,720,926
NORWAY — 0.95%
DNB ASA	214,890	3,521,205
Gjensidige Forsikring ASA	42,601	687,058

		4,208,263
PORTUGAL — 0.15%
Banco Comercial Portugues SA Registered[a,b]	8,549,229	661,193

		661,193
SPAIN — 10.32%
Banco Bilbao Vizcaya Argentaria SA	1,383,213	14,081,234
Banco de Sabadell SA	1,090,377	2,498,555
Banco Popular Espanol SA	375,115	1,731,969
Banco Santander SA	3,145,688	21,840,132
Bankia SA	1,020,162	1,355,933
Bankinter SA	149,292	1,160,060
CaixaBank SA	567,008	2,542,797
Mapfre SA	233,363	754,414

		45,965,094

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2015

Security	Shares	Value
SWEDEN — 6.36%
Industrivarden AB Class C	36,569	$695,525
Investment AB Kinnevik Class B	52,026	1,675,068
Investor AB Class B	100,282	3,892,982
Nordea Bank AB	666,159	8,350,875
Skandinaviska Enskilda Banken AB Class A	331,760	4,023,490
Svenska Handelsbanken AB Class A	327,236	5,037,101
Swedbank AB Class A	197,925	4,666,888

		28,341,929
SWITZERLAND — 12.11%
Baloise Holding AG Registered	10,933	1,401,462
Credit Suisse Group AG Registered	334,776	9,920,321
Julius Baer Group Ltd.	48,633	2,704,645
Pargesa Holding SA Bearer	6,786	459,296
Partners Group Holding AG	3,393	1,142,062
Swiss Life Holding AG Registered	7,163	1,700,756
Swiss Prime Site AG Registered	14,192	1,137,014
Swiss Re AG	76,531	6,927,684
UBS Group AG	799,994	18,520,306
Zurich Insurance Group AG	32,799	10,043,435

		53,956,981
UNITED KINGDOM — 31.25%
3i Group PLC	211,874	1,830,034
Aberdeen Asset Management PLC	207,727	1,179,936
Admiral Group PLC	45,240	1,045,542
Aviva PLC	878,033	7,124,889
Barclays PLC	3,615,053	16,300,514
British Land Co. PLC (The)	210,366	2,760,804
Direct Line Insurance Group PLC	293,306	1,674,740
Hammerson PLC	171,158	1,757,466
Hargreaves Lansdown PLC	58,058	1,085,383
HSBC Holdings PLC	4,206,566	38,053,530
ICAP PLC	118,755	957,164
Intu Properties PLC	204,334	1,050,974
Investec PLC	122,525	1,119,478
Land Securities Group PLC	172,666	3,497,401
Legal & General Group PLC	1,296,126	5,272,932
Lloyds Banking Group PLC	12,506,598	16,237,773
London Stock Exchange Group PLC	68,845	2,805,067
Old Mutual PLC	1,084,252	3,588,681
Prudential PLC	562,484	13,232,181

Security	Shares	Value
Royal Bank of Scotland Group PLC[a]	560,976	$2,995,630
RSA Insurance Group PLC	224,692	1,802,249
Schroders PLC	27,521	1,358,399
SEGRO PLC	159,471	1,116,859
Standard Chartered PLC	542,126	8,292,374
Standard Life PLC	427,141	3,028,820

		139,168,820

TOTAL COMMON STOCKS
(Cost: $454,172,455)		444,676,930

SHORT-TERM INVESTMENTS — 0.22%

MONEY MARKET FUNDS — 0.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	805,673	805,673
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	44,511	44,511
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	159,073	159,073

		1,009,257

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,009,257)		1,009,257

TOTAL INVESTMENTS IN SECURITIES — 100.06%
(Cost: $455,181,712)		445,686,187
Other Assets, Less Liabilities — (0.06)%		(289,241)

NET ASSETS — 100.00%		$445,396,946

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.01%

AUSTRALIA — 0.00%
AED Oil Ltd.[a]	11,395	$—

		—
AUSTRIA — 1.79%
ams AG	3,102	135,396
Austria Technologie & Systemtechnik AG	1,232	20,996
BUWOG AG	2,457	49,867
CA Immobilien Anlagen AG	3,344	60,407
Conwert Immobilien Invest SEa	2,860	34,901
DO & CO AG	264	27,715
EVN AG	1,596	18,136
FACC AGa	1,078	8,577
Flughafen Wien AG	264	22,897
IMMOFINANZ AGa	41,250	101,769
Lenzing AG	353	25,881
Mayr Melnhof Karton AG	418	48,723
Oesterreichische Post AG	1,518	68,177
Palfinger AG	660	20,418
Porr Ag	384	11,328
RHI AG	1,144	28,597
S IMMO AG	2,472	22,150
Schoeller-Bleckmann Oilfield Equipment AGb	493	28,035
Semperit AG Holding	467	19,511
UNIQA Insurance Group AG	5,638	53,571
Wienerberger AG	5,046	83,793
Zumtobel Group AG	1,276	40,038

		930,883
BELGIUM — 2.90%
Ablynx NVa,b	2,249	33,098
Ackermans & van Haaren NV	1,082	166,406
AGFA-Gevaert NVa	8,052	24,349
Barco NV	506	33,666
Befimmo SA	905	57,714
Bekaert SA	1,606	47,199
BHF Kleinwort Benson Group[a]	1,826	10,807
bpost SA	4,514	128,448
Cie. d’Entreprises CFE	337	45,276
Cie. Maritime Belge SAa	604	9,579
Cofinimmo SA	888	96,050
D’ieteren SA/NV	1,103	40,569
Econocom Group SA/NV	2,794	26,023
Elia System Operator SA/NV	1,399	58,991

Security	Shares	Value
Euronav NV	4,053	$62,244
EVS Broadcast Equipment SA	594	16,866
Exmar NV	1,386	16,676
Fagron	1,342	63,401
Galapagos NVa	1,487	89,752
Gimv NV	968	48,074
Intervest Offices & Warehouses NV	374	9,180
Ion Beam Applications	902	28,283
KBC Ancora	1,430	59,382
Kinepolis Group NV	616	25,025
Melexis NV	924	49,605
Mobistar SAa	1,342	29,194
Nyrstar NVa,b	12,268	36,231
Ontex Group NV	3,030	92,698
Tessenderlo Chemie NVa	1,331	52,469
Warehouses De Pauw CVA	594	47,206

		1,504,461
CHINA — 0.00%
Boshiwa International Holding Ltd.[a,b]	20,000	387

		387
DENMARK — 3.36%
ALK-Abello A/S	269	33,100
Alm Brand A/S	3,212	20,831
Ambu A/S	1,202	33,015
Bang & Olufsen A/Sa	1,829	17,062
Bavarian Nordic A/Sa	1,254	59,603
Chr Hansen Holding A/S	4,422	245,538
D/S Norden A/Sa,b	1,056	27,832
DFDS A/S	264	36,472
FLSmidth & Co. A/S	2,170	97,679
Genmab A/Sa	2,178	206,237
GN Store Nord A/S	7,150	146,101
IC Group A/S	352	9,642
Jyske Bank A/S Registered[a,b]	3,175	166,800
Matas A/S	1,694	35,116
NKT Holding A/S	1,078	60,767
PER Aarsleff A/S Class B	95	32,761
Rockwool International A/S Class B	308	46,199
Royal Unibrew A/S	1,980	65,027
Schouw & Co.	572	31,253
SimCorp A/S	1,848	79,217
Solar A/S Class B	264	14,503
Spar Nord Bank A/S	4,158	49,254
Sydbank A/S	3,322	126,366
Topdanmark A/Sa,b	3,366	93,501

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Zealand Pharma A/Sa,b	572	$12,577

		1,746,453
FINLAND — 2.46%
Amer Sports OYJ	5,324	155,938
Bittium OYJ	2,931	15,447
Cargotec OYJ Class B	1,607	56,106
Caverion Corp.	4,260	43,537
Citycon OYJ	17,875	47,675
Cramo OYJ	1,496	30,330
F-Secure OYJ	4,158	12,909
Ferratum OYJ	384	9,546
HKScan OYJ Class A	1,298	7,170
Huhtamaki OYJ	4,136	147,691
Kemira OYJ	4,503	58,458
Kesko OYJ Class B	2,895	113,196
Konecranes OYJ	2,274	70,775
Metsa Board OYJ	8,668	62,154
Oriola-KD OYJ Class Ba	5,025	24,650
Outokumpu OYJ[a,b]	13,046	60,711
Outotec OYJ[b]	7,040	47,330
PKC Group OYJ	990	21,789
Ramirent OYJ	2,948	23,419
Sanoma OYJ	3,322	12,222
Sponda OYJ	9,482	37,924
Stockmann OYJ Abp Class Ba	1,496	11,033
Technopolis OYJ	4,004	16,545
Tieto OYJ	2,320	59,724
Uponor OYJ	2,464	39,283
Valmet OYJ	5,016	59,631
YIT OYJ[b]	4,972	30,048

		1,275,241
FRANCE — 7.41%
AB Science SAa	682	11,483
Adocia[a]	132	12,656
Air France-KLM[a,b]	6,233	44,866
Akka Technologies	474	15,868
Albioma SA	869	14,498
Alten SA	1,232	62,451
Altran Technologies SA	6,012	71,405
APERAM SAa	2,134	79,209
Belvedere SAa	1,092	25,324
Boiron SA	358	39,949
Bonduelle SCA	638	18,405
BOURBON SAb	1,174	18,354
Cegedim SAa	242	10,692

Security	Shares	Value
Cegid Group SA	229	$9,959
Cellectis SAa	704	25,333
CGG SAa,b	7,220	36,415
Coface SAa	4,363	43,288
DBV Technologies SAa	916	80,194
Derichebourg SAa	4,114	14,695
Eiffage SA	1,883	113,987
Elior[c]	2,970	58,786
Elis SA	2,882	47,954
Eramet[a]	242	16,042
Etablissements Maurel et Prom[a]	3,586	23,142
Euler Hermes Group	624	65,496
Euro Disney SCA Registered[a]	9,460	14,319
Eurofins Scientific SE	408	134,805
Faiveley Transport SA	330	34,765
Faurecia	2,816	108,785
FFP	308	24,385
GameLoft SEa	3,674	17,576
Gaztransport Et Technigaz SA	1,013	62,172
Genfit[a,b]	858	34,596
Groupe Fnac[a]	495	30,096
Guerbet	264	17,093
Haulotte Group SA	572	10,864
Havas SA	7,614	65,869
ID Logistics Group[a]	98	10,909
Ingenico Group	2,442	322,012
Innate Pharma SAa	1,831	28,807
Interparfums SA	459	13,190
Ipsen SA	1,672	108,105
IPSOS	1,562	39,399
Jacquet Metal Service	577	10,837
Korian SA	1,594	57,184
LISI	770	20,928
Manitou BF SA	484	9,449
Mercialys SA	2,354	53,993
Mersen	638	15,162
Metropole Television SA	2,632	53,536
Montupet	334	25,942
MPI	3,366	9,781
Naturex[b]	286	22,751
Neopost SA	1,564	63,253
Nexans SAa	1,259	51,523
Nexity SA	1,364	60,507
NextRadioTV	397	16,080
Orpea	1,628	123,678

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Parrot SAa	352	$16,109
Pierre & Vacances SAa	220	7,202
Plastic Omnium SA	2,794	79,119
Rallye SA	1,016	30,089
Rubis SCA	1,699	122,915
Saft Groupe SA	1,210	49,691
Sartorius Stedim Biotech	132	41,419
SEB SA	1,012	102,709
Societe Television Francaise 1	5,302	91,852
Solocal Group[a,b]	50,942	23,076
Sopra Steria Group	682	65,555
Stallergenes SA	154	9,777
Synergie SA	374	10,310
Tarkett SA	902	21,561
Technicolor SA Registered	12,863	102,338
Teleperformance	2,596	193,890
Trigano SA	396	17,501
UBISOFT Entertainment[a]	4,378	85,567
Valneva SEa	2,246	9,852
Vicat	814	60,976
Vilmorin & Cie SA	301	25,162
Virbac SA	198	47,252

		3,846,724
GERMANY — 8.97%
Aareal Bank AG	2,671	109,706
ADLER Real Estate AGa,b	1,056	16,608
AIXTRON SEa,b	4,811	28,709
alstria office REIT-AG	3,916	54,407
Amadeus Fire AG	242	23,906
Aurelius AG	946	45,988
Aurubis AG	1,518	91,355
BayWa AGb	594	22,218
Bechtle AG	660	56,469
Bertrandt AG	251	31,476
Bijou Brigitte AG	191	11,092
Bilfinger SEb	1,562	64,725
Biotest AG	330	9,306
Borussia Dortmund GmbH & Co. KGaA	3,644	16,479
BRAAS Monier Building Group SA	893	24,843
CANCOM SE	682	26,501
Carl Zeiss Meditec AG Bearer	1,452	41,109
Cewe Stiftung & Co. KGAA	264	15,447
comdirect bank AG	1,411	15,699
CompuGroup Medical AG	1,078	34,248
CTS Eventim AG & Co. KGaA	1,936	73,400

Security	Shares	Value
Deutsche Beteiligungs AG	506	$16,417
Deutsche Euroshop AG	2,078	93,259
DEUTZ AG	4,070	23,963
Dialog Semiconductor PLC[a]	3,044	152,419
DIC Asset AG	2,112	18,581
DMG Mori AG	1,760	64,753
DO Deutsche Office AG	4,224	21,841
Draegerwerk AG & Co. KGaA	132	10,816
Drillisch AG	2,183	92,834
Duerr AG	1,188	98,442
ElringKlinger AG	1,419	34,413
Evotec AGa,b	4,730	17,988
Freenet AG	5,764	199,170
Gerresheimer AG	1,401	103,570
Gerry Weber International AGb	1,144	28,350
Gesco AG	154	12,065
GFT Technologies AG	748	18,483
Grammer AG	550	15,483
Grand City Properties SA	3,461	60,245
Hamborner REIT AG	2,845	27,384
Hamburger Hafen und Logistik AG	1,091	21,100
Heidelberger Druckmaschinen AGa,b	11,243	28,831
Homag Group AG	198	7,657
Hornbach Baumarkt AG	352	13,063
Indus Holding AG	1,056	52,351
Jenoptik AG	1,925	25,331
KION Group AG	2,896	132,929
Kloeckner & Co. SEb	4,554	42,979
Kontron AGa	2,169	8,562
Krones AG	641	74,397
KUKA AGb	1,038	89,522
KWS Saat SE	101	33,047
LEG Immobilien AG	2,562	187,416
LEONI AG	1,496	95,320
Manz AGa,b	143	10,718
MLP AG	3,058	14,123
MorphoSys AGa	1,085	88,193
MTU Aero Engines AG	2,332	215,602
Nemetschek AG	880	32,751
Nordex SEa	2,948	84,180
NORMA Group SE	1,430	69,612
PATRIZIA Immobilien AGa	1,606	43,295
Pfeiffer Vacuum Technology AG	440	40,573
QSC AGb	4,444	8,931
Rational AG	154	60,530

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Rheinmetall AG	1,804	$98,810
RHOEN-KLINIKUM AG	1,958	54,753
RIB Software AG	1,320	24,239
SAF-Holland SA	1,936	29,507
Salzgitter AG	1,762	63,299
SGL Carbon SEa,b	2,105	36,444
Sixt SE	572	24,217
SLM Solutions Group AGa,b	550	12,074
SMA Solar Technology AGa	484	16,160
Software AG	2,521	75,886
STADA Arzneimittel AG	2,706	104,745
STRATEC Biomedical AG	220	12,324
Stroeer SE	1,012	50,421
Suedzucker AG	3,652	60,625
TAG Immobilien AG	4,437	50,444
Takkt AG	1,475	28,380
TLG Immobilien AG	2,376	42,776
Tom Tailor Holding AGa	888	8,927
Vossloh AGa	422	27,005
VTG AG	484	11,641
Wacker Chemie AG	704	71,015
Wacker Neuson SE	1,290	26,104
Wincor Nixdorf AG	1,324	56,611
Wirecard AGb	5,259	209,756
XING AG	132	22,328
zooplus AGa	220	30,627

		4,654,298
HONG KONG — 0.00%
China Hongxing Sports Ltd.[a]	198,000	1
Peace Mark Holdings Ltd.[a]	30,000	—
Real Gold Mining Ltd.[a]	27,000	35
Titan Petrochemicals Group Ltd.[a]	400,000	1

		37
IRELAND — 1.96%
Aer Lingus Group PLC	9,258	25,572
C&C Group PLC	15,378	60,282
FBD Holdings PLC	1,078	9,111
Glanbia PLC	8,052	169,207
Hibernia REIT PLC	30,121	43,762
Irish Continental Group PLC	6,820	33,004
Kingspan Group PLC	6,556	166,345
Origin Enterprises PLC[a]	3,754	31,596
Paddy Power PLC	1,782	159,949
Smurfit Kappa Group PLC	10,548	319,318

		1,018,146

Security	Shares	Value
ISRAEL — 0.04%
Africa Israel Investments Ltd.[a]	1	$—
Plus500 Ltd.[b]	3,322	19,894

		19,894
ITALY — 7.03%
A2A SpA	65,142	83,632
ACEA SpA	2,643	35,012
Amplifon SpA	4,312	36,326
Anima Holding SpA[c]	8,232	85,039
Ansaldo STS SpA	5,592	58,200
Astaldi SpA	2,156	20,867
ASTM SpA	1,761	23,931
Autogrill SpA[a]	5,940	53,913
Azimut Holding SpA	3,269	82,204
Banca Carige SpA[a]	36,908	70,831
Banca Generali SpA	2,728	90,300
Banca IFIS SpA	1,100	27,588
Banca Popolare dell’Emilia Romagna SC	21,693	192,339
Banca Popolare di Milano Scarl	197,584	215,244
Banca Popolare di Sondrio Scarl	20,683	105,940
Beni Stabili SpA SIIQ	50,252	39,975
Biesse SpA	572	9,688
Brembo SpA	1,373	62,332
Brunello Cucinelli SpA	1,276	24,192
Buzzi Unicem SpA[b]	3,124	53,672
Cementir Holding SpA	2,291	15,504
Cerved Information Solutions SpA	4,334	35,147
CIR-Compagnie Industriali Riunite SpA[a]	17,666	18,894
Credito Emiliano SpA	3,960	33,602
Credito Valtellinese SCa	50,259	72,132
Danieli & C Officine Meccaniche SpA	597	12,625
Danieli & C Officine Meccaniche SpA RSP	1,785	28,340
Datalogic SpA	990	14,537
Davide Campari-Milano SpA	13,420	108,015
De’ Longhi	2,400	58,893
DiaSorin SpA	1,043	48,169
Ei Towers SpA	748	48,305
Engineering Ingegneria Informatica SpA	220	14,171
ERG SpA	2,552	33,215
Esprinet SpA	1,452	12,914
Fincantieri SpA[a]	18,581	14,863
FinecoBank Banca Fineco SpA	9,804	78,640

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Geox SpA[a]	3,777	$15,440
Hera SpA	31,683	80,441
Immobiliare Grande Distribuzione SIIQ SpA	16,852	15,752
Industria Macchine Automatiche SpA	704	36,713
Interpump Group SpA	3,311	56,592
Iren SpA	25,389	37,224
Italcementi SpA	8,800	97,810
Italmobiliare SpA	308	12,761
Maire Tecnimont SpA[a,b]	5,126	17,817
MARR SpA	1,584	29,506
Mediaset SpA	34,694	176,862
Mediolanum SpA	10,296	82,871
Moleskine SpA	6,006	10,604
Moncler SpA	5,104	104,324
Piaggio & C SpA	7,744	24,829
RAI Way SpA[c]	4,510	23,569
RCS MediaGroup SpA[a,b]	11,529	13,400
Recordati SpA	4,290	107,546
Reply SpA	198	22,532
Safilo Group SpA[a,b]	1,340	17,100
Salini Impregilo SpA	10,169	48,851
Salvatore Ferragamo SpA	2,310	73,452
Saras SpA[a]	7,968	18,100
Societa Cattolica di Assicurazioni Scrl	6,791	56,048
Societa Iniziative Autostradali e Servizi SpA	3,280	38,740
Sogefi SpA[a]	2,541	7,861
Sorin SpA[a]	16,743	48,614
Tamburi Investment Partners SpA	4,796	18,387
Tod’s SpA[b]	576	58,548
Trevi Finanziaria Industriale SpA	4,581	8,549
Unipol Gruppo Finanziario SpA	19,373	104,538
Vittoria Assicurazioni SpA	1,417	15,828
World Duty Free SpA[a]	5,779	64,935
Yoox SpA[a]	2,376	80,749

		3,646,084
NETHERLANDS — 2.95%
Aalberts Industries NV	4,444	140,327
Accell Group	968	21,336
Amsterdam Commodities NV	748	19,421
Arcadis NV	2,992	79,007
ASM International NV	2,247	101,749
BE Semiconductor Industries NV	1,386	33,222
BinckBank NV	2,684	25,624

Security	Shares	Value
Brunel International NV	902	$17,794
Corbion NV	2,640	55,944
Eurocommercial Properties NV	2,137	92,778
Euronext NVc	2,728	125,278
Fugro NV CVA[a,b]	3,036	63,984
Grontmij NVa	3,256	16,120
IMCD Group NV	1,760	65,045
Kendrion NV	528	15,867
Koninklijke BAM Groep NVa	10,407	48,545
Koninklijke Ten Cate NV	1,232	33,458
NSI NV	6,006	27,067
PostNL NVa	19,756	85,389
Royal Imtech NVa,b	5,105	16,317
SBM Offshore NVa	7,957	97,627
TKH Group NV	1,584	68,428
TomTom NVa,b	4,466	48,598
USG People NV	2,992	46,082
VastNed Retail NV	880	40,276
Wereldhave NV	1,802	107,212
Wessanen	3,436	37,109

		1,529,604
NORWAY — 2.87%
Akastor ASA[a,b]	6,798	9,241
Aker ASA Class A	1,188	24,845
Aker Solutions ASA	6,733	26,952
Atea ASA	3,532	30,741
Austevoll Seafood ASA	4,092	21,293
Avance Gas Holding Ltd.[c]	958	16,087
Bakkafrost P/F	1,750	53,390
Borregaard ASA	4,510	28,712
BW LPG Ltd.[c]	3,366	27,723
BW Offshore Ltd.	13,842	8,344
Det Norske Oljeselskap ASA[a]	4,642	28,610
DNO ASA[a,b]	29,732	27,779
Entra ASA[c]	3,740	34,162
Fred Olsen Energy ASA[a]	1,562	7,306
Golden Ocean Group Ltd.[a]	3,180	12,440
Hexagon Composites ASA	3,850	11,462
Hoegh LNG Holdings Ltd.	1,775	28,496
Kongsberg Automotive ASA[a]	18,568	11,718
Leroy Seafood Group ASA	968	33,462
Marine Harvest ASA	13,750	170,673
Nordic Semiconductor ASA[a]	5,830	37,402
Norwegian Air Shuttle ASA[a,b]	1,192	51,675
Norwegian Property ASA[a]	11,269	13,128

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Ocean Yield ASA	1,760	$14,452
Opera Software ASA[b]	5,419	43,331
Petroleum Geo-Services ASA[b]	9,265	42,491
Prosafe SE	10,560	30,918
Protector Forsikring ASA	2,706	20,805
REC Silicon ASA[a,b]	83,028	14,984
REC Solar ASA[a]	1,615	21,159
Salmar ASA	2,311	36,674
Scatec Solar ASA[c]	1,901	11,225
Schibsted ASA	3,434	120,313
Schibsted ASA Class Ba	3,346	109,903
Sparebank 1 Nord Norge	4,444	22,196
SpareBank 1 SMN	4,928	38,344
Stolt-Nielsen Ltd.	880	14,290
Storebrand ASA[a]	20,156	81,677
TGS Nopec Geophysical Co. ASA[b]	4,686	99,325
Thin Film Electronics ASA[a]	17,666	9,084
Wilh Wilhelmsen ASA	2,914	17,135
XXL ASA[c]	2,464	27,356

		1,491,303
PORTUGAL — 0.63%
Altri SGPS SA	3,388	14,490
Banco BPI SA Registered[a,b,d]	16,325	18,596
BANIF – Banco Internacional do Funchal SAa	1,658,228	11,176
CTT-Correios de Portugal SA	6,697	69,552
Mota-Engil SGPS SA	4,399	11,815
NOS SGPS SA	8,076	68,848
Pharol SGPS SA Registered[a]	27,048	10,161
Portucel SA	14,981	57,517
REN – Redes Energeticas Nacionais SGPS SA	5,764	17,379
Sonae SGPS SA	35,978	50,205

		329,739
SINGAPORE — 0.00%
Jurong Technologies Industrial Corp. Ltd.[a]	60,000	—

		—
SPAIN — 4.09%
Abengoa SA Class Bb	21,672	49,014
Acciona SA	1,190	96,780
Acerinox SA	6,790	83,271
Almirall SA	2,714	53,644
Applus Services SA	4,753	53,564

Security	Shares	Value
Atresmedia Corp. de Medios de Comunicacion SA	3,080	$46,484
Axiare Patrimonio SOCIMI SA	3,263	41,459
Bolsas y Mercados Espanoles SHMSF SA	2,076	86,357
Cia. de Distribucion Integral Logista Holdings SA	1,831	36,333
CIE Automotive SA	2,376	37,828
Construcciones y Auxiliar de Ferrocarriles SA	100	28,616
Corp Financiera Alba SA	726	34,154
Duro Felguera SA	3,503	14,049
Ebro Foods SA	3,179	63,854
Ence Energia y Celulosa SA	6,460	23,482
Faes Farma SA	11,732	32,859
Fomento de Construcciones y Contratas SAa	5,875	60,944
Gamesa Corp. Tecnologica SA	10,793	171,894
Grupo Catalana Occidente SA	1,936	60,426
Hispania Activos Inmobiliarios SAU[a]	3,806	58,450
Indra Sistemas SA	5,237	59,163
Inmobiliaria Colonial SAa	86,658	64,819
Laboratorios Farmaceuticos Rovi SA	726	11,069
Lar Espana Real Estate SOCIMI SA	1,982	19,599
Liberbank SAa	54,363	38,080
Mediaset Espana Comunicacion SA	8,338	105,434
Melia Hotels International SA	4,109	59,517
Merlin Properties SOCIMI SAa	8,455	93,219
Miquel y Costas & Miquel SA	361	13,162
NH Hotel Group SAa,b	8,933	54,480
Obrascon Huarte Lain SAb	2,052	34,325
Papeles y Cartones de Europa SA	1,884	10,876
Promotora de Informaciones SAa,b	2,172	19,973
Prosegur Cia. de Seguridad SA	13,002	69,241
Sacyr SAa,b	15,481	53,758
Saeta Yield SA	2,288	23,338
Tecnicas Reunidas SA	1,521	77,907
Tubacex SA	5,214	14,287
Tubos Reunidos SA	6,094	8,551
Viscofan SA	2,051	123,318
Zeltia SAa,b	7,866	34,850

		2,122,428
SWEDEN — 7.09%
AAK AB	1,298	88,472
AF AB Class B	2,662	37,484

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Arcam ABa	748	$11,209
Avanza Bank Holding AB	994	41,497
Axfood AB	3,264	55,837
B&B Tools AB Class B	1,135	17,008
Betsson AB	5,216	87,771
Bilia AB Class A	1,584	32,048
BillerudKorsnas AB	7,986	123,393
BioGaia AB Class B	594	19,360
Bure Equity AB	2,882	17,896
Byggmax Group AB	2,625	24,029
Castellum AB	6,892	98,854
Clas Ohlson AB Class B	1,440	26,784
Cloetta AB Class Ba	10,076	30,432
Com Hem Holding AB	6,017	53,466
Concentric AB	2,024	23,425
Dios Fastigheter AB	2,046	14,375
Duni AB	1,569	21,041
Dustin Group ABa,c	1,738	12,262
Eltel ABa,c	1,672	18,766
Fabege AB	5,905	82,494
Fastighets AB Balder Class Ba	3,806	63,778
Fingerprint Cards ABa,b	2,574	61,233
Granges AB	2,420	16,156
Haldex AB	1,914	23,603
Hemfosa Fastigheter AB	5,684	61,809
Hexpol AB	11,212	121,005
Holmen AB Class B	2,181	62,617
Hufvudstaden AB Class A	4,994	64,992
Industrial & Financial Systems Class B	814	27,433
Indutrade AB	1,430	70,371
Intrum Justitia AB	3,454	118,216
Investment AB Oresund	748	15,090
Inwido AB	2,376	24,244
JM AB	3,441	91,689
KappAhl AB	2,530	8,084
Klovern AB Class B	20,843	20,174
Kungsleden AB	7,358	49,552
L E Lundbergforetagen AB Class B	1,767	81,062
Lifco AB Class B	1,892	37,110
Lindab International AB	2,992	22,661
Loomis AB Class B	2,750	77,349
Meda AB Class A	11,396	187,112
Medivir AB Class Ba	1,078	11,502
Mekonomen AB	1,100	27,579
Modern Times Group MTG AB Class B	2,486	70,967

Security	Shares	Value
Mycronic AB	2,926	$18,596
NCC AB Class B	3,728	112,117
NetEnt AB	1,254	58,712
New Wave Group AB Class B	2,002	10,319
Nibe Industrier AB Class B	3,726	105,583
Nobia AB	5,104	60,233
Nolato AB Class B	902	22,299
Nordnet AB Class B	3,872	15,487
Opus Group AB	8,962	9,092
Orexo ABa,b	795	6,489
Oriflame Holding AGa	1,826	27,192
Peab AB	7,682	58,497
Qliro Group ABa	5,770	9,555
Ratos AB Class B	9,868	62,140
Recipharm AB Class B	1,330	26,831
Rezidor Hotel Group AB	3,916	17,947
Saab AB	2,838	68,936
SAS ABa,b	3,388	6,045
Scandi Standard AB	1,922	11,117
SkiStar AB	968	11,486
SSAB AB Class Aa,b	9,440	45,244
SSAB AB Class Ba	8,338	34,858
Swedish Orphan Biovitrum ABa	6,622	87,723
Tethys Oil AB	1,548	9,251
Thule Group AB (The)[c]	1,452	17,440
Trelleborg AB Class B	10,915	189,778
Unibet Group PLC SDR	1,298	83,855
Vostok New Ventures Ltd.[a]	3,479	24,342
Wallenstam AB Class B	8,196	59,687
Wihlborgs Fastigheter AB	3,091	53,617

		3,677,759
SWITZERLAND — 7.51%
AFG Arbonia-Forster Holding AG Registered[a]	682	11,921
Allreal Holding AG Registered	595	85,495
Ascom Holding AG Registered	1,634	29,837
Autoneum Holding AG	125	25,960
Banque Cantonale Vaudoise Registered	136	88,653
Basilea Pharmaceutica Registered[a]	440	48,757
BKW AG	572	20,830
Bobst Group SA Registered	374	16,519
Bossard Holding AG	264	29,666
Bucher Industries AG Registered	313	76,662
Burckhardt Compression Holding AG	132	50,199
Burkhalter Holding AG	166	18,205

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

JULY 31, 2015

Security	Shares	Value
Cembra Money Bank AG	968	$59,222
Clariant AG Registered	13,357	267,946
Comet Holding AG Registered	44	37,494
Conzzeta AG	44	28,682
Cosmo Pharmaceuticals SAa	220	37,792
Daetwyler Holding AG Bearer	336	41,812
EFG International AG	3,133	36,673
Emmi AG	93	30,964
Evolva Holding SAa,b	11,198	20,040
Flughafen Zuerich AG Registered	177	146,042
Forbo Holding AG Registered	55	67,412
Galenica AG Registered	201	230,258
GAM Holding AG	7,612	160,382
Gategroup Holding AG	1,157	42,977
Georg Fischer AG Registered	182	121,952
Helvetia Holding AG Registered	288	159,118
Huber & Suhner AG Registered	572	24,848
Implenia AG Registered	682	41,157
Inficon Holding AG Registered	79	23,591
Intershop Holdings AG	49	20,419
Kaba Holding AG Class B	135	86,807
Kardex AG Bearer	286	16,843
Komax Holding AG Registered	154	26,967
Kudelski SA Bearer	1,694	26,967
Kuoni Reisen Holding AG Class B Registered	167	46,611
Leonteq AG	358	83,177
Logitech International SA Registered	6,965	100,732
Meyer Burger Technology AGa,b	4,048	35,042
Mobilezone Holding AG	1,012	17,584
Mobimo Holding AG Registered	286	61,182
Molecular Partners AGa	264	9,724
Myriad Group AGa,b	3,696	17,420
OC Oerlikon Corp. AG Registered	9,123	112,483
Orascom Development Holding AGa	528	6,510
Panalpina Welttransport Holding AG Registered	537	67,160
Plazza AGa	36	7,724
PSP Swiss Property AG Registered	1,848	166,803
Rieter Holding AG Registered	154	23,346
Santhera Pharmaceutical Holding AGa,b	166	16,305
Schmolz + Bickenbach AG Registered[a]	23,672	19,950
Schweiter Technologies AG Bearer	44	34,656
SFS Group AG	748	53,273
Siegfried Holding AG Registered	154	27,848

Security	Shares	Value
St Galler Kantonalbank AG Registered	114	$43,116
Straumann Holding AG Registered	462	137,480
Sunrise Communications Group AGa,c	1,496	118,298
Swissquote Group Holding SA Registered	418	10,808
Tecan Group AG Registered	462	56,915
Temenos Group AG Registered	2,667	98,372
U-Blox AG	273	58,145
Valiant Holding AG Registered	704	70,393
Valora Holding AG Registered	132	25,834
Vetropack Holding AG Bearer	9	15,011
Vontobel Holding AG Registered	1,195	64,033
Ypsomed Holding AG	113	12,604
Zehnder Group AG	462	17,521

		3,895,129
UNITED KINGDOM — 37.95%
888 Holdings PLC	6,468	17,159
AA PLC[a]	27,126	154,505
Abcam PLC	7,678	70,092
Acacia Mining PLC	7,216	27,037
Advanced Medical Solutions Group PLC	9,636	22,706
Al Noor Hospitals Group PLC	3,636	53,165
Alent PLC	9,552	70,803
Allied Minds PLC[a,b]	8,152	59,344
Amerisur Resources PLC[a]	35,860	18,746
Amlin PLC	22,675	180,637
Anite PLC	13,266	26,032
AO World PLC[a,b]	7,502	14,575
Arrow Global Group PLC	7,370	31,052
Ashmore Group PLC[b]	16,236	67,471
ASOS PLC[a]	2,420	128,398
Avanti Communications Group PLC[a]	5,403	17,327
AVEVA Group PLC	2,882	99,167
Balfour Beatty PLC	30,778	113,205
Bank of Georgia Holdings PLC	1,681	52,359
BBA Aviation PLC	21,164	98,055
Beazley PLC	22,286	117,513
Bellway PLC	5,506	207,156
Berendsen PLC	7,744	123,625
Berkeley Group Holdings PLC	5,786	304,189
Betfair Group PLC	3,300	143,366
Big Yellow Group PLC	6,666	73,284
Bodycote PLC	8,580	91,581
boohoo.com PLC[a]	29,815	13,144
Booker Group PLC	74,655	208,534

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Bovis Homes Group PLC	5,984	$106,734
Brewin Dolphin Holdings PLC	12,776	62,821
Britvic PLC	10,542	112,935
BTG PLC[a]	17,050	174,007
Bwin.Party Digital Entertainment PLC	33,015	59,196
Cable & Wireless Communications PLC	125,854	125,791
Cairn Energy PLC[a]	25,767	64,898
Cape PLC	5,632	20,500
Capital & Counties Properties PLC	33,794	243,269
Card Factory PLC	13,641	74,440
Carillion PLC	19,209	103,656
Centamin PLC	49,489	42,784
Chemring Group PLC	8,976	33,057
Chesnara PLC	5,874	31,028
Cineworld Group PLC	8,272	66,027
Clinigen Healthcare Ltd.[a]	3,674	42,398
Close Brothers Group PLC	6,922	156,950
COLT Group SAa	14,080	41,307
Costain Group PLC	3,806	19,837
Countrywide PLC	9,592	77,985
Crest Nicholson Holdings PLC	11,242	95,786
CSR PLC	7,436	104,203
Daily Mail & General Trust PLC Class A NVS[b]	12,430	155,758
Dairy Crest Group PLC	6,138	55,363
Dart Group PLC	4,224	29,398
DCC PLC	3,762	297,053
De La Rue PLC	4,620	36,444
Debenhams PLC	52,294	71,690
Derwent London PLC	4,719	267,682
Devro PLC	7,573	35,837
Dialight PLC[b]	1,452	12,349
Dignity PLC	2,090	79,808
Diploma PLC	5,038	58,453
Domino’s Pizza Group PLC	7,436	104,145
Drax Group PLC	18,115	84,325
DS Smith PLC	42,130	263,304
Dunelm Group PLC	4,180	58,380
DX Group PLC	9,394	12,460
Electrocomponents PLC	19,690	61,237
Elementis PLC	20,658	82,849
EnQuest PLC[a]	32,398	17,948
Enterprise Inns PLC[a]	22,704	39,858
Entertainment One Ltd.	9,296	48,408
Essentra PLC	11,682	166,347

Security	Shares	Value
esure Group PLC	13,068	$55,060
Evraz PLC[a]	15,796	24,847
Faroe Petroleum PLC[a,b]	9,460	12,474
Fenner PLC	8,764	22,839
Fevertree Drinks PLC	3,454	22,611
FirstGroup PLC[a]	54,092	97,410
Foxtons Group PLC	10,692	40,711
Galliford Try PLC	3,679	101,904
GAME Digital PLC	4,093	16,607
Gem Diamonds Ltd.	5,043	10,073
Genus PLC	2,750	61,839
Globo PLC[a,b]	14,872	9,051
Go-Ahead Group PLC	1,826	72,662
Grafton Group PLC	9,856	110,507
Grainger PLC	18,788	70,042
Great Portland Estates PLC	15,366	199,622
Greencore Group PLC	18,315	90,429
Greene King PLC	13,861	186,884
Greggs PLC	4,532	95,828
Gulf Keystone Petroleum Ltd.[a,b]	44,187	19,997
GVC Holdings PLC	1,902	12,362
GW Pharmaceuticals PLC[a,b]	9,513	89,961
Halfords Group PLC	8,954	76,012
Halma PLC	16,880	199,403
Hansteen Holdings PLC	30,734	58,416
Hays PLC	63,684	165,665
Helical Bar PLC	4,642	30,804
HellermannTyton Group PLC	9,815	72,232
Henderson Group PLC	51,582	229,810
Hikma Pharmaceuticals PLC	6,667	249,172
Hiscox Ltd.	12,619	182,249
Hochschild Mining PLC[a]	8,624	10,463
Home Retail Group PLC	34,479	87,863
Homeserve PLC	12,379	84,224
Howden Joinery Group PLC	29,174	225,627
HSS Hire Group PLC[a,c]	3,469	7,159
Hunting PLC	5,676	45,483
IG Group Holdings PLC	16,764	195,809
Imagination Technologies Group PLC[a]	11,572	42,301
Inchcape PLC	18,128	227,159
Indivior PLC[a]	28,886	118,912
Infinis Energy PLC	4,972	10,843
Informa PLC	29,310	272,600
Innovation Group PLC	57,310	28,842
Intermediate Capital Group PLC	14,132	128,679

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
International Personal Finance PLC	10,607	$66,043
Interserve PLC	6,483	65,303
ITE Group PLC	11,506	33,127
J D Wetherspoon PLC	3,854	43,031
Jimmy Choo PLC[a]	5,192	13,733
John Laing Group PLC[a,c]	6,974	24,487
John Menzies PLC	2,398	19,253
John Wood Group PLC	16,236	158,478
Jupiter Fund Management PLC	17,820	130,587
Just Eat PLC[a]	12,022	81,795
Just Retirement Group PLC	7,810	23,571
KAZ Minerals PLC[a]	11,976	30,257
Kcom Group PLC	23,760	35,038
Keller Group PLC	3,190	52,667
Kier Group PLC	4,030	90,748
Ladbrokes PLC	41,316	73,435
Laird PLC	11,990	73,738
Lancashire Holdings Ltd.	8,508	85,502
LondonMetric Property PLC	26,642	67,268
Lonmin PLC[a,b]	26,275	21,383
Lookers PLC	14,234	36,039
Majestic Wine PLC	2,926	19,862
Man Group PLC	75,044	190,766
Marston’s PLC	25,300	61,629
Michael Page International PLC	13,068	111,752
Micro Focus International PLC	5,816	126,881
Mitchells & Butlers PLC[a]	9,189	54,232
Mitie Group PLC	16,544	83,130
Moneysupermarket.com Group PLC	19,602	89,717
Monitise PLC[a,b]	81,866	6,400
Morgan Advanced Materials PLC	12,782	70,730
Mothercare PLC[a,b]	6,452	27,310
N Brown Group PLC	6,996	34,761
Nanoco Group PLC[a]	8,726	10,281
National Express Group PLC	19,391	91,717
NewRiver Retail Ltd.	5,610	29,152
Northgate PLC	5,940	50,796
Ocado Group PLC[a,b]	21,010	130,161
OneSavings Bank PLC	3,795	17,233
Ophir Energy PLC[a]	29,282	53,143
Optimal Payments PLC[a]	19,581	80,668
Oxford Instruments PLC	2,431	34,749
Pace PLC	13,445	76,371
Paragon Group of Companies PLC (The)	13,640	87,142

Security	Shares	Value
Partnership Assurance Group PLC	7,326	$17,148
Pennon Group PLC	16,904	215,118
Petra Diamonds Ltd.[a]	19,602	45,975
Pets at Home Group PLC	11,114	50,122
Phoenix Group Holdings	8,945	119,068
Playtech PLC	10,164	143,779
Poundland Group PLC	8,998	47,348
Premier Farnell PLC	16,786	35,520
Premier Foods PLC[a]	33,932	20,916
Premier Oil PLC[a]	22,839	47,722
Primary Health Properties PLC	5,082	32,336
Provident Financial PLC	6,605	306,430
QinetiQ Group PLC	27,569	102,047
Quindell PLC[a]	18,856	36,707
Quintain Estates & Development PLC[a]	23,254	47,809
Redde PLC	12,606	27,786
Redefine International PLC/Isle of Man	45,562	36,972
Redrow PLC	9,928	72,242
Regus PLC	29,429	128,955
Renishaw PLC	1,606	52,504
Rentokil Initial PLC	82,214	188,465
Restaurant Group PLC (The)	8,954	94,246
Rightmove PLC	4,356	247,702
Rockhopper Exploration PLC[a]	13,332	12,535
Rotork PLC	39,120	130,579
RPC Group PLC	11,203	119,054
RPS Group PLC	10,064	33,608
SafeCharge International Group Ltd.	2,340	9,713
Safestore Holdings PLC	9,504	44,715
Savills PLC	5,764	88,103
Schroder REIT Ltd.	25,926	24,578
Senior PLC	18,634	84,647
Serco Group PLC	49,226	99,017
Shaftesbury PLC	11,767	171,689
Shanks Group PLC	17,468	27,191
SIG PLC	25,234	82,339
Skyepharma PLC[a]	3,608	15,765
SOCO International PLC	8,946	22,057
Spectris PLC	5,324	162,257
Speedy Hire PLC	24,398	19,703
Spirax-Sarco Engineering PLC	3,266	169,003
Spire Healthcare Group PLC[c]	11,706	70,621
Spirent Communications PLC	27,588	40,253
SSP Group PLC	16,876	81,902
ST Modwen Properties PLC	8,492	63,105

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
St. James’s Place PLC	23,420	$357,794
Stagecoach Group PLC	19,228	117,321
Stobart Group Ltd.	12,298	21,158
Stock Spirits Group PLC	9,108	27,751
SuperGroup PLC[a]	1,840	41,548
SVG Capital PLC[a]	9,200	69,070
Synergy Health PLC	2,640	71,683
Synthomer PLC	12,210	61,258
TalkTalk Telecom Group PLC[b]	23,436	110,228
Ted Baker PLC	1,276	64,256
Telecity Group PLC	9,044	154,539
Telecom Plus PLC	2,882	54,598
Telit Communications PLC[a]	3,966	20,269
Thomas Cook Group PLC[a]	65,344	122,261
Trinity Mirror PLC	11,836	24,565
TT electronics PLC	7,546	17,487
Tullett Prebon PLC	11,022	69,745
Tungsten Corp. PLC[a,b]	4,004	4,343
UBM PLC	19,764	163,924
UDG Healthcare PLC	10,912	85,396
Ultra Electronics Holdings PLC	3,190	86,866
UNITE Group PLC (The)	9,865	97,138
Vectura Group PLC[a]	17,908	50,162
Vedanta Resources PLC[b]	3,646	22,719
Vesuvius PLC	9,768	62,359
Victrex PLC	3,828	115,649
Virgin Money Holdings UK PLC[a]	7,766	51,505
WH Smith PLC	5,310	131,006
Workspace Group PLC	5,412	82,301
WS Atkins PLC	4,554	111,715
Xaar PLC	3,410	27,564
Xchanging PLC	11,198	16,994
Zeal Network SE	279	14,770
Zoopla Property Group PLC[b,c]	9,332	34,950

		19,694,688

TOTAL COMMON STOCKS
(Cost: $50,555,006)		51,383,258

PREFERRED STOCKS — 0.60%

GERMANY — 0.50%
Biotest AG	1,191	33,713
Draegerwerk AG & Co. KGaA	330	33,233
Jungheinrich AG	726	51,448
Sartorius AG	401	86,903
Sixt SE	748	27,186

Security	Shares	Value
STO SE & Co. KGaA	110	$17,258
Villeroy & Boch AG	616	9,664

		259,405
ITALY — 0.10%
Buzzi Unicem SpA RSP	1,826	19,166
Italmobiliare SpA	1,210	32,365

		51,531

TOTAL PREFERRED STOCKS
(Cost: $269,485)		310,936

RIGHTS — 0.03%

SPAIN — 0.03%
Lar Espana Real Estate SOCIMI SAa	1,982	2,431
Merlin Properties SOCIMI SAa	8,455	12,144

		14,575

TOTAL RIGHTS
(Cost: $0)		14,575

WARRANTS — 0.00%

ISRAEL — 0.00%
Tower Semiconductor Ltd. (Expires 06/27/17)[a]	1	3

		3

TOTAL WARRANTS
(Cost: $0)		3

SHORT-TERM INVESTMENTS — 5.57%

MONEY MARKET FUNDS — 5.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	2,718,792	2,718,792
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	150,206	150,206
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	24,220	24,220

		2,893,218

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,893,218)		2,893,218

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 105.21%
(Cost: $53,717,709)	$54,601,990
Other Assets, Less Liabilities — (5.21)%	(2,705,433)

NET ASSETS — 100.00%	$51,896,557

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.57%

AUSTRALIA — 2.86%
AGL Energy Ltd.	8,225	$100,749
Alumina Ltd.	29,760	32,453
Amcor Ltd./Australia	13,408	141,883
AMP Ltd.	34,112	165,581
APA Group	13,185	87,819
Aristocrat Leisure Ltd.	4,888	30,762
Asciano Ltd.	11,035	65,882
ASX Ltd.	2,410	78,667
Aurizon Holdings Ltd.	25,710	100,065
AusNet Services	16,640	16,985
Australia & New Zealand Banking Group Ltd.	31,328	751,827
Bank of Queensland Ltd.	4,434	44,771
Bendigo & Adelaide Bank Ltd.	5,025	48,488
BHP Billiton Ltd.	34,848	676,872
Boral Ltd.	10,048	48,995
Brambles Ltd.	18,144	144,966
Caltex Australia Ltd.	3,089	78,373
CIMIC Group Ltd.	1,286	22,476
Coca-Cola Amatil Ltd.	7,168	48,848
Cochlear Ltd.	672	45,040
Commonwealth Bank of Australia	17,984	1,156,366
Computershare Ltd.	5,504	49,957
Crown Resorts Ltd.	4,608	46,122
CSL Ltd.	5,440	395,332
Dexus Property Group	10,496	59,966
Federation Centres	37,770	83,209
Flight Centre Travel Group Ltd.[a]	736	19,252
Fortescue Metals Group Ltd.[a]	17,536	23,888
Goodman Group	18,464	88,676
GPT Group (The)	18,560	62,832
Harvey Norman Holdings Ltd.	8,096	26,516
Healthscope Ltd.	12,896	25,948
Iluka Resources Ltd.	4,896	28,332
Incitec Pivot Ltd.	20,640	54,868
Insurance Australia Group Ltd.	25,728	111,282
James Hardie Industries PLC	5,024	70,061
Lend Lease Group	5,760	65,943
Macquarie Group Ltd.	3,226	194,614
Medibank Pvt Ltd.[b]	31,552	48,426
Mirvac Group	39,814	55,259
National Australia Bank Ltd.	29,608	755,992
Newcrest Mining Ltd.[b]	8,288	68,593

Security	Shares	Value
Orica Ltd.[a]	4,480	$63,199
Origin Energy Ltd.	12,832	106,859
Platinum Asset Management Ltd.	2,656	14,784
Qantas Airways Ltd.[b]	6,560	18,065
QBE Insurance Group Ltd.	15,264	163,653
Ramsay Health Care Ltd.	1,746	85,752
REA Group Ltd.	512	16,322
Rio Tinto Ltd.	5,026	195,098
Santos Ltd.	11,264	61,211
Scentre Group	60,696	176,506
Seek Ltd.	3,552	39,387
Sonic Healthcare Ltd.	4,835	73,391
South32 Ltd.[b]	66,010	86,527
Stockland	26,282	82,026
Suncorp Group Ltd.	14,464	151,571
Sydney Airport	12,192	50,227
Tabcorp Holdings Ltd.	6,926	24,668
Tatts Group Ltd.	18,240	53,310
Telstra Corp. Ltd.	48,706	232,130
TPG Telecom Ltd.	3,200	22,348
Transurban Group	22,345	163,598
Treasury Wine Estates Ltd.	8,224	34,847
Wesfarmers Ltd.	12,673	395,058
Westfield Corp.	22,016	162,160
Westpac Banking Corp.	35,322	904,224
Woodside Petroleum Ltd.	8,320	217,814
Woolworths Ltd.	13,536	284,289
WorleyParsons Ltd.	2,400	16,214

		10,118,174
AUSTRIA — 0.08%
Andritz AG	974	54,753
Erste Group Bank AGb	3,361	101,339
IMMOEAST AG Escrow[b]	5,270	—
OMV AG	1,728	46,250
Raiffeisen Bank International AGa,b	1,344	19,749
Voestalpine AG	1,344	58,031

		280,122
BELGIUM — 0.55%
Ageas	2,402	99,506
Anheuser-Busch InBev NV	8,896	1,064,945
Colruyt SA	960	46,870
Delhaize Group	1,152	104,483
Groupe Bruxelles Lambert SA	960	79,730
KBC Groep NV	2,848	199,684
Proximus	1,635	61,942

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Solvay SA	704	$94,699
Telenet Group Holding NVb	672	38,133
UCB SA	1,435	111,712
Umicore SA	969	42,674

		1,944,378
CANADA — 3.70%
Agnico Eagle Mines Ltd.	2,624	58,372
Agrium Inc.	1,497	153,963
Alimentation Couche-Tard Inc. Class B	4,704	211,055
AltaGas Ltd.	1,280	35,224
ARC Resources Ltd.	3,424	51,507
Atco Ltd./Canada Class I	928	27,998
Bank of Montreal	7,296	409,287
Bank of Nova Scotia (The)	13,777	679,769
Barrick Gold Corp.	13,472	95,788
Baytex Energy Corp.	2,720	23,542
BCE Inc.	1,321	54,660
BlackBerry Ltd.[a],b	5,472	42,650
Bombardier Inc. Class B	25,255	31,643
Brookfield Asset Management Inc. Class A	9,611	337,321
CAE Inc.	3,200	36,453
Cameco Corp.	4,640	64,057
Canadian Imperial Bank of Commerce/Canada	4,448	319,543
Canadian National Railway Co.	9,248	579,995
Canadian Natural Resources Ltd.	12,288	301,497
Canadian Oil Sands Ltd.	5,221	29,939
Canadian Pacific Railway Ltd.	1,783	288,553
Canadian Tire Corp. Ltd. Class A	800	80,181
Canadian Utilities Ltd. Class A	1,536	43,378
Cenovus Energy Inc.	9,792	143,461
CGI Group Inc. Class Ab	2,592	97,348
CI Financial Corp.	2,944	74,791
Constellation Software Inc./Canada	196	87,611
Crescent Point Energy Corp.	5,056	76,989
Dollarama Inc.	1,536	91,916
Eldorado Gold Corp.	7,648	26,455
Empire Co. Ltd. Class A	544	36,965
Enbridge Inc.	9,583	419,945
Encana Corp.	9,892	75,581
Enerplus Corp.	2,548	16,276
Fairfax Financial Holdings Ltd.	224	108,602
Finning International Inc.	1,696	29,645

Security	Shares	Value
First Capital Realty Inc.	1,088	$15,480
First Quantum Minerals Ltd.	8,192	65,803
Fortis Inc./Canada	3,008	86,590
Franco-Nevada Corp.	1,792	73,143
George Weston Ltd.	576	48,632
Gildan Activewear Inc.	2,688	87,152
Goldcorp Inc.	9,536	127,909
Great-West Lifeco Inc.	3,200	91,109
H&R REIT	1,856	31,857
Husky Energy Inc.	3,744	68,724
IGM Financial Inc.	1,344	39,898
Imperial Oil Ltd.	3,456	128,549
Industrial Alliance Insurance & Financial Services Inc.	1,312	44,424
Intact Financial Corp.	1,440	99,841
Inter Pipeline Ltd.	3,520	74,028
Jean Coutu Group PJC Inc. (The) Class A	928	14,702
Keyera Corp.	1,792	59,203
Kinross Gold Corp.[b]	13,184	24,322
Loblaw Companies Ltd.	2,560	140,343
Magna International Inc. Class A	4,657	254,373
Manulife Financial Corp.	22,548	401,581
MEG Energy Corp.[b]	1,632	17,588
Methanex Corp.	1,088	49,292
Metro Inc.	2,784	76,162
National Bank of Canada	3,776	132,760
Onex Corp.	1,120	64,603
Open Text Corp.	1,472	67,165
Paramount Resources Ltd. Class Aa,b	672	10,176
Pembina Pipeline Corp.	3,776	110,498
Peyto Exploration & Development Corp.	1,696	36,894
Potash Corp. of Saskatchewan Inc.	9,289	254,047
Power Corp. of Canada	4,384	103,623
Power Financial Corp.	2,592	69,156
PrairieSky Royalty Ltd.	1,472	30,380
Restaurant Brands International Inc.	2,319	100,856
RioCan REIT	1,664	34,266
Rogers Communications Inc. Class B	4,256	150,029
Royal Bank of Canada	16,371	959,647
Saputo Inc.	2,816	64,872
Shaw Communications Inc. Class B	4,416	94,196
Silver Wheaton Corp.	4,815	63,364
SNC-Lavalin Group Inc.	1,696	55,836
Sun Life Financial Inc.	7,072	232,064

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Suncor Energy Inc.	16,293	$461,381
Teck Resources Ltd. Class B	6,752	49,980
TELUS Corp.	2,936	100,767
Thomson Reuters Corp.	4,064	165,409
Toronto-Dominion Bank (The)	20,960	850,193
Tourmaline Oil Corp.[a],b	1,890	46,983
TransAlta Corp.[a]	2,848	18,148
TransCanada Corp.	8,192	320,073
Turquoise Hill Resources Ltd.[a],b	9,797	33,511
Valeant Pharmaceuticals International Inc.[a],b	3,584	923,776
Veresen Inc.	3,259	37,075
Vermilion Energy Inc.	1,088	36,798
West Fraser Timber Co. Ltd.	800	35,390
Yamana Gold Inc.	8,864	17,647

		13,094,228
DENMARK — 0.74%
AP Moeller-Maersk A/S Class A	52	86,390
AP Moeller-Maersk A/S Class B	79	135,341
Carlsberg A/S Class B	1,248	109,397
Coloplast A/S Class B	1,280	92,870
Danske Bank A/S	8,224	258,402
DSV A/S	2,144	73,715
ISS A/S	1,532	53,081
Novo Nordisk A/S Class B	21,280	1,255,333
Novozymes A/S Class B	2,656	139,494
Pandora A/S	1,216	137,561
TDC A/S	8,736	66,294
Tryg A/S	1,440	29,190
Vestas Wind Systems A/S	2,592	142,351
William Demant Holding A/Sa,b	323	24,750

		2,604,169
FINLAND — 0.36%
Elisa OYJ	1,760	59,639
Fortum OYJ	5,280	93,338
Kone OYJ Class Ba	3,648	153,804
Metso OYJ	1,216	33,601
Neste OYJ	1,536	42,952
Nokia OYJ	41,198	292,678
Nokian Renkaat OYJ[a]	1,280	38,693
Orion OYJ Class B	1,088	45,715
Sampo OYJ Class A	5,152	256,148
Stora Enso OYJ Class R	6,048	57,166
UPM-Kymmene OYJ	6,240	115,824
Wartsila OYJ Abp	1,760	81,320

		1,270,878

Security	Shares	Value
FRANCE — 4.20%
Accor SA	2,416	$119,252
Aeroports de Paris	320	38,608
Air Liquide SA	3,921	513,573
Airbus Group SE	6,720	479,629
Alcatel-Lucent[b]	33,231	126,190
Alstom SAb	2,464	72,850
ArcelorMittal	11,328	103,380
Arkema SA	681	53,406
Atos	960	73,525
AXA SA	21,537	571,084
BNP Paribas SA	12,000	786,344
Bollore SA	9,504	52,922
Bouygues SA	2,424	89,491
Bureau Veritas SA	2,944	69,201
Cap Gemini SA	1,728	166,194
Carrefour SA	6,371	220,004
Casino Guichard Perrachon SAa	608	45,417
Christian Dior SE	640	133,466
Cie. de Saint-Gobain	5,398	257,435
Cie. Generale des Etablissements Michelin Class B	2,112	208,143
CNP Assurances	2,048	34,654
Credit Agricole SA	11,616	184,103
Danone SA	6,624	451,480
Dassault Systemes	1,536	116,706
Edenred	2,627	65,929
Electricite de France SA	2,816	67,483
Engie	16,416	317,129
Essilor International SA	2,336	300,936
Eurazeo SA	390	25,496
Eutelsat Communications SA	1,696	51,999
Fonciere des Regions	411	35,710
Gecina SA	384	49,490
Groupe Eurotunnel SE Registered	5,216	75,408
Hermes International	256	100,253
ICADE	416	31,033
Iliad SA	288	68,746
Imerys SA	309	23,427
JCDecaux SA	768	29,575
Kering	896	173,834
Klepierre	2,040	93,413
L’Oreal SA	2,877	541,484
Lagardere SCA	1,472	44,261
Legrand SA	3,056	189,248

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	3,168	$597,478
Natixis SA	11,671	86,278
Numericable-SFR SAS[b]	1,120	61,432
Orange SA	20,960	345,860
Pernod Ricard SA	2,467	297,234
Peugeot SAb	5,281	106,454
Publicis Groupe SA	2,188	166,656
Remy Cointreau SA	224	16,035
Renault SA	2,137	197,810
Rexel SA	2,944	46,692
Safran SA	3,264	248,325
Sanofi	13,333	1,443,193
Schneider Electric SE	6,278	441,076
SCOR SE	1,908	73,613
SES SA	3,520	109,536
Societe BIC SA	320	55,136
Societe Generale SA	8,244	408,056
Sodexo SA	1,056	99,008
STMicroelectronics NV	7,488	58,847
Suez Environnement Co.	3,712	71,587
Technip SA	1,184	67,788
Thales SA	1,184	80,621
Total SA	24,222	1,206,283
Unibail-Rodamco SE	992	265,564
Valeo SA	864	115,983
Vallourec SA	1,184	19,576
Veolia Environnement SA	4,800	107,789
Vinci SA	5,280	340,683
Vivendi SA	13,090	346,160
Wendel SA	384	51,442
Zodiac Aerospace	2,522	75,652

		14,859,758
GERMANY — 3.58%
adidas AG	2,400	197,468
Allianz SE Registered	5,216	859,248
Axel Springer SE	576	32,431
BASF SE	10,368	899,797
Bayer AG Registered	9,472	1,405,469
Bayerische Motoren Werke AG	3,744	377,668
Beiersdorf AG	1,120	96,297
Brenntag AG	1,728	96,662
Commerzbank AGb	11,676	152,029
Continental AG	1,248	280,666
Daimler AG Registered	10,912	981,248

Security	Shares	Value
Deutsche Annington Immobilien SE	5,241	$164,451
Deutsche Bank AG Registered	15,547	550,011
Deutsche Boerse AG	2,144	195,734
Deutsche Lufthansa AG Registered[b]	2,624	35,804
Deutsche Post AG Registered	11,008	334,703
Deutsche Telekom AG Registered	35,808	650,803
Deutsche Wohnen AG Bearer	2,713	67,458
E.ON SE	23,040	305,724
Evonik Industries AG	1,053	42,389
Fraport AG Frankfurt Airport Services Worldwide[a]	480	31,708
Fresenius Medical Care AG & Co. KGaA	2,432	199,724
Fresenius SE & Co. KGaA	4,224	293,220
GEA Group AG	2,016	85,865
Hannover Rueck SE	704	75,121
HeidelbergCement AG	1,568	120,315
Henkel AG & Co. KGaA	1,209	122,797
HUGO BOSS AG	768	93,168
Infineon Technologies AG	12,992	146,485
K+S AG Registered	2,419	99,850
Kabel Deutschland Holding AGb	276	37,660
Lanxess AG	1,024	59,431
Linde AG	2,112	401,586
MAN SE	448	46,993
Merck KGaA	1,504	153,906
METRO AG	1,856	58,955
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,952	360,810
Osram Licht AG	929	53,209
ProSiebenSat.1 Media SE Registered	2,496	128,371
QIAGEN NVa,b	2,784	78,512
RTL Group SAb	448	41,004
RWE AG	5,632	117,917
SAP SE	11,109	800,987
Siemens AG Registered	8,947	963,204
Symrise AG	1,408	94,162
Telefonica Deutschland Holding AG	7,104	44,385
ThyssenKrupp AG	4,155	105,975
United Internet AG Registered[c]	1,408	70,058
Volkswagen AG	381	77,475

		12,688,913
HONG KONG — 1.34%
AIA Group Ltd.[a]	134,400	875,508

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
ASM Pacific Technology Ltd.[a]	3,200	$28,977
Bank of East Asia Ltd. (The)[a]	12,880	52,169
BOC Hong Kong Holdings Ltd.	49,000	197,522
Cheung Kong Infrastructure Holdings Ltd.	9,000	78,306
Cheung Kong Property Holdings Ltd.[a],b	32,336	269,456
CK Hutchison Holdings Ltd.	32,336	480,099
CLP Holdings Ltd.	18,000	152,897
Galaxy Entertainment Group Ltd.[a]	32,000	147,363
Hang Lung Properties Ltd.[a]	32,000	91,431
Hang Seng Bank Ltd.	6,300	129,132
Henderson Land Development Co. Ltd.	16,170	106,795
HKT Trust & HKT Ltd.[a]	39,740	48,392
Hong Kong & China Gas Co. Ltd.[a]	80,084	163,426
Hong Kong Exchanges and Clearing Ltd.[a]	12,800	347,066
Li & Fung Ltd.[a]	64,000	49,534
Link REIT (The)[a]	15,500	91,173
MGM China Holdings Ltd.	12,800	27,178
MTR Corp. Ltd.	16,000	71,308
New World Development Co. Ltd.	65,333	78,966
NWS Holdings Ltd.	2,000	3,008
PCCW Ltd.[a]	66,000	39,503
Power Assets Holdings Ltd.	16,000	150,768
Sands China Ltd.[a]	25,600	113,267
Sino Land Co. Ltd.	46,000	71,442
SJM Holdings Ltd.[a]	32,000	37,150
Sun Hung Kai Properties Ltd.	22,000	337,990
Swire Pacific Ltd. Class A	9,000	115,340
Swire Properties Ltd.	12,800	41,196
Techtronic Industries Co. Ltd.[a]	16,393	57,834
WH Group Ltd.[a,b,d]	82,000	52,570
Wharf Holdings Ltd. (The)[a]	20,000	126,930
Wheelock & Co. Ltd.[a]	13,000	67,328
Wynn Macau Ltd.[a]	12,400	25,624

		4,726,648
IRELAND — 0.69%
Bank of Ireland[b]	328,864	139,161
CRH PLC	9,012	267,990
Endo International PLC[b]	2,208	193,288
Irish Bank Resolution Corp. Ltd.[b]	6,552	—
Jazz Pharmaceuticals PLC[b]	704	135,337
Kerry Group PLC Class A	1,824	139,355

Security	Shares	Value
Medtronic PLC	16,096	$1,261,766
Pentair PLC	2,146	130,498
Tyco International PLC	4,717	179,199

		2,446,594
ISRAEL — 0.28%
Azrieli Group	476	19,777
Bank Hapoalim BM	12,448	69,278
Bank Leumi le-Israel BMb	14,176	61,873
Bezeq The Israeli Telecommunication Corp. Ltd.	17,792	32,882
Delek Group Ltd.	66	19,549
Israel Chemicals Ltd.	5,248	36,359
Israel Corp. Ltd. (The)	32	11,306
Mizrahi Tefahot Bank Ltd.	1,440	18,480
NICE-Systems Ltd.	704	43,930
Teva Pharmaceutical Industries Ltd.	9,825	690,609

		1,004,043
ITALY — 1.01%
Assicurazioni Generali SpA	13,536	268,148
Atlantia SpA	4,704	126,396
Banca Monte dei Paschi di Siena SpA[b]	36,003	71,839
Banco Popolare SCb	4,588	80,040
CNH Industrial NV	11,136	100,274
Enel Green Power SpA	20,992	43,858
Enel SpA	79,724	377,524
Eni SpA	28,768	507,278
EXOR SpA	1,184	59,991
Finmeccanica SpA[b]	5,110	74,073
Intesa Sanpaolo SpA	150,325	581,635
Intesa Sanpaolo SpA RSP	10,784	36,245
Luxottica Group SpA	2,016	147,118
Mediobanca SpA	6,191	67,820
Pirelli & C. SpA	2,720	45,378
Prysmian SpA	2,080	48,007
Saipem SpA[a,b]	3,135	27,502
Snam SpA	20,960	103,746
Telecom Italia SpA[a,b]	116,160	154,649
Telecom Italia SpA RSP	58,400	60,975
Tenaris SA	5,376	68,247
Terna Rete Elettrica Nazionale SpA	16,912	79,338
UniCredit SpA	51,733	344,944
Unione di Banche Italiane SpA	10,890	88,915
UnipolSai SpA	10,336	27,042

		3,590,982

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
NETHERLANDS — 1.34%
Aegon NV	20,832	$161,206
Akzo Nobel NV	2,816	202,885
Altice SAa,b	1,024	130,107
ASML Holding NV	3,961	396,669
Boskalis Westminster NV	990	48,680
Chicago Bridge & Iron Co. NVa	1,120	59,517
Delta Lloyd NV	2,178	38,899
Fiat Chrysler Automobiles NVb	10,020	158,309
Gemalto NVa	928	80,168
Heineken Holding NV	1,184	82,727
Heineken NV	2,656	210,520
ING Groep NV CVA	42,720	731,116
Koninklijke Ahold NV	10,464	209,546
Koninklijke DSM NV	2,192	125,959
Koninklijke KPN NV	35,038	139,362
Koninklijke Philips NV	10,903	304,949
Koninklijke Vopak NV	832	43,756
Mylan NVb	4,800	268,752
NN Group NV	1,888	58,605
OCI NVb	1,056	35,661
Randstad Holding NV	1,344	92,570
RELX NV	11,370	190,568
TNT Express NV	5,215	43,962
Unilever NV CVA	18,464	832,522
Wolters Kluwer NV	3,264	108,836

		4,755,851
NEW ZEALAND — 0.05%
Auckland International Airport Ltd.	11,296	40,596
Contact Energy Ltd.	5,056	16,626
Fletcher Building Ltd.	6,816	35,861
Meridian Energy Ltd.	15,239	22,777
Mighty River Power Ltd.	8,000	14,668
Ryman Healthcare Ltd.	4,160	23,213
Spark New Zealand Ltd.	20,096	39,515

		193,256
NORWAY — 0.26%
DNB ASA	11,200	183,524
Gjensidige Forsikring ASA	2,336	37,675
Norsk Hydro ASA	16,448	61,653
Orkla ASA	9,248	74,177
Seadrill Ltd.[a]	4,416	40,119
Statoil ASA	12,448	211,631
Subsea 7 SAb	3,488	30,701
Telenor ASA	8,416	185,530

Security	Shares	Value
Yara International ASA	2,180	$109,042

		934,052
PORTUGAL — 0.06%
Banco Comercial Portugues SA Registered[a],b	402,272	31,112
EDP-Energias de Portugal SA	26,635	99,112
Galp Energia SGPS SA	4,448	51,847
Jeronimo Martins SGPS SA	3,008	44,965

		227,036
SINGAPORE — 0.57%
Ascendas REIT	18,500	32,719
CapitaLand Commercial Trust	15,100	15,726
CapitaLand Ltd.[a]	32,000	75,305
CapitaLand Mall Trust	32,200	47,066
City Developments Ltd.	3,400	23,184
ComfortDelGro Corp. Ltd.	22,400	49,276
DBS Group Holdings Ltd.[a]	19,200	283,166
Genting Singapore PLC	64,800	41,675
Global Logistic Properties Ltd.[a]	42,200	70,935
Golden Agri-Resources Ltd.	96,000	22,100
Hutchison Port Holdings Trust[a]	64,000	38,400
Jardine Cycle & Carriage Ltd.[a]	1,110	23,972
Keppel Corp. Ltd.[a]	17,700	97,018
Noble Group Ltd.	64,163	21,336
Oversea-Chinese Banking Corp. Ltd.[a]	34,625	260,390
SembCorp Industries Ltd.[a]	11,700	30,526
Sembcorp Marine Ltd[a]	6,800	12,971
Singapore Airlines Ltd.	6,800	53,374
Singapore Exchange Ltd.[a]	7,300	42,521
Singapore Press Holdings Ltd.[a]	19,000	58,043
Singapore Technologies Engineering Ltd.[a]	15,100	36,197
Singapore Telecommunications Ltd.[a]	89,600	267,824
StarHub Ltd.	6,800	19,034
Suntec REIT[a]	32,000	39,874
United Overseas Bank Ltd.[a]	16,100	261,215
UOL Group Ltd.[a]	3,400	16,648
Wilmar International Ltd.	22,400	52,386
Yangzijiang Shipbuilding Holdings Ltd.[a]	18,500	17,441

		2,010,322
SPAIN — 1.51%
Abertis Infraestructuras SA	4,974	81,911
ACS Actividades de Construccion y Servicios SA	2,391	80,704

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Aena SAb,d	682	$75,652
Amadeus IT Holding SA Class A	4,960	217,613
Banco Bilbao Vizcaya Argentaria SA	69,861	711,191
Banco de Sabadell SAa	56,669	129,855
Banco Popular Espanol SA	18,893	87,232
Banco Santander SA	161,100	1,118,498
Bankia SA	53,376	70,944
Bankinter SA	7,712	59,925
CaixaBank SA	26,606	119,317
Distribuidora Internacional de Alimentacion SA	6,880	43,320
Enagas SA	2,664	75,290
Endesa SA	3,592	75,960
Ferrovial SA	5,397	132,018
Gas Natural SDG SA	4,096	89,536
Grifols SA	1,741	77,307
Iberdrola SA	63,083	447,735
Industria de Diseno Textil SA	12,480	429,858
International Consolidated Airlines Group SAb	9,592	80,246
Mapfre SA	10,624	34,345
Red Electrica Corp. SA	1,329	106,852
Repsol SA	12,222	206,603
Telefonica SA	49,519	762,673
Zardoya Otis SA	2,008	22,163
Zardoya Otis SA New[b]	80	883

		5,337,631
SWEDEN — 1.24%
Alfa Laval AB	3,064	56,704
Assa Abloy AB	11,040	225,424
Atlas Copco AB Class A	7,712	212,059
Atlas Copco AB Class B	4,448	109,911
Boliden AB	2,876	53,426
Electrolux AB Class B	2,848	82,397
Elekta AB Class Ba	4,224	28,224
Getinge AB Class B	2,528	62,408
Hennes & Mauritz AB Class B	10,656	426,469
Hexagon AB Class B	2,763	89,862
Husqvarna AB Class B	5,668	41,607
ICA Gruppen AB	896	32,892
Industrivarden AB Class C	1,664	31,648
Investment AB Kinnevik Class B	2,784	89,636
Investor AB Class B	5,120	198,760
Lundin Petroleum ABa,b	2,624	38,280
Millicom International Cellular SA SDR	768	56,511

Security	Shares	Value
Nordea Bank AB	34,887	$437,339
Sandvik AB	12,384	125,928
Securitas AB Class B	4,000	57,700
Skandinaviska Enskilda Banken AB Class A	17,216	208,791
Skanska AB Class B	4,192	88,822
SKF AB Class B	4,545	89,465
Svenska Cellulosa AB SCA Class B	6,592	188,795
Svenska Handelsbanken AB Class A	16,992	261,556
Swedbank AB Class A	10,304	242,959
Swedish Match AB	2,208	68,052
Tele2 AB Class B	3,392	35,501
Telefonaktiebolaget LM Ericsson Class B	34,976	376,459
TeliaSonera AB	28,705	175,569
Volvo AB Class B	17,312	206,119

		4,399,273
SWITZERLAND — 4.11%
ABB Ltd. Registered	24,992	510,449
Actelion Ltd. Registered	1,177	175,001
Adecco SA Registered	1,920	161,115
Aryzta AG	992	50,648
Baloise Holding AG Registered	545	69,862
Barry Callebaut AG Registered	32	35,992
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	15	84,903
Chocoladefabriken Lindt & Sprungli AG Registered	2	134,221
Cie. Financiere Richemont SA Class A Registered	5,920	513,711
Credit Suisse Group AG Registered	17,315	513,090
Dufry AG Registered[a],b	308	42,975
EMS-Chemie Holding AG Registered	96	47,096
Geberit AG Registered	448	155,921
Givaudan SA Registered	100	187,285
Julius Baer Group Ltd.	2,541	141,314
Kuehne + Nagel International AG Registered	680	94,384
LafargeHolcim Ltd.[b]	1,900	132,377
LafargeHolcim Ltd. Registered	2,592	181,502
Lonza Group AG Registered	490	71,428
Nestle SA Registered	36,384	2,771,105
Novartis AG Registered	26,027	2,718,875
Pargesa Holding SA Bearer	410	27,750
Partners Group Holding AG	160	53,855

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Roche Holding AG	7,904	$2,295,293
Schindler Holding AG Participation Certificates	544	88,129
Schindler Holding AG Registered	192	31,364
SGS SA Registered	64	122,859
Sika AG Bearer	34	123,923
Sonova Holding AG Registered	576	82,465
Sulzer AG Registered	288	29,726
Swatch Group AG (The) Bearer	352	152,395
Swatch Group AG (The) Registered	514	42,356
Swiss Life Holding AG Registered	352	83,578
Swiss Prime Site AG Registered	780	62,491
Swiss Re AG	4,000	362,085
Swisscom AG Registered	290	169,577
Syngenta AG Registered	1,056	437,299
Transocean Ltd.	3,872	53,501
UBS Group AG	40,160	929,726
Weatherford International PLC[b]	8,576	91,592
Zurich Insurance Group AG	1,696	519,335

		14,552,553
UNITED KINGDOM — 8.60%
3i Group PLC	10,496	90,658
Aberdeen Asset Management PLC	10,976	62,346
Admiral Group PLC	2,240	51,769
Aggreko PLC	2,868	53,706
Amec Foster Wheeler PLC	3,936	50,365
Anglo American PLC	15,680	198,490
Antofagasta PLC	4,000	35,392
ARM Holdings PLC	16,032	251,931
Ashtead Group PLC	5,760	88,222
Associated British Foods PLC	3,936	198,022
AstraZeneca PLC	14,176	955,656
Aviva PLC	45,282	367,445
Babcock International Group PLC	2,978	46,077
BAE Systems PLC	36,735	275,275
Barclays PLC	184,647	832,586
Barratt Developments PLC	10,624	105,275
BG Group PLC	37,948	646,955
BHP Billiton PLC	24,096	444,641
BP PLC	208,000	1,283,568
British American Tobacco PLC	20,832	1,235,642
British Land Co. PLC (The)	11,296	148,247
BT Group PLC	95,552	692,536
Bunzl PLC	4,032	115,394
Burberry Group PLC	5,184	130,162

Security	Shares	Value
Capita PLC	7,424	$151,070
Carnival PLC	1,830	101,435
Centrica PLC	54,178	225,312
Cobham PLC	13,600	55,455
Coca-Cola HBC AG	2,158	45,058
Compass Group PLC	19,173	306,675
Croda International PLC	1,472	69,830
Diageo PLC	28,544	797,096
Direct Line Insurance Group PLC	14,402	82,234
Dixons Carphone PLC	11,168	79,435
easyJet PLC	2,016	51,720
Experian PLC	11,136	208,707
Fresnillo PLC	2,656	26,816
G4S PLC	19,648	84,225
GKN PLC	18,048	89,702
GlaxoSmithKline PLC	54,816	1,194,144
Glencore PLC	126,240	409,755
Hammerson PLC	9,445	96,982
Hargreaves Lansdown PLC	3,245	60,665
HSBC Holdings PLC	218,806	1,979,368
ICAP PLC	6,624	53,389
IMI PLC	2,661	44,058
Imperial Tobacco Group PLC	10,752	564,597
Inmarsat PLC	4,736	65,628
InterContinental Hotels Group PLC	2,753	115,908
Intertek Group PLC	1,888	72,094
Intu Properties PLC	10,401	53,497
Investec PLC	6,080	55,551
ITV PLC	42,176	184,745
J Sainsbury PLC[a]	14,240	58,865
Johnson Matthey PLC	2,368	107,717
Kingfisher PLC	26,189	147,411
Land Securities Group PLC	9,280	187,969
Legal & General Group PLC	69,120	281,196
Lloyds Banking Group PLC	648,594	842,093
London Stock Exchange Group PLC	3,552	144,725
Marks & Spencer Group PLC	19,424	164,893
Meggitt PLC	9,120	66,106
Melrose Industries PLC	10,969	47,380
Merlin Entertainments PLC[d]	8,512	55,191
Mondi PLC	4,073	97,881
National Grid PLC	42,534	566,239
Next PLC	1,696	211,464
Old Mutual PLC	55,305	183,050
Pearson PLC	9,312	174,812

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Persimmon PLC	3,488	$111,419
Petrofac Ltd.	3,168	43,504
Prudential PLC	29,152	685,788
Randgold Resources Ltd.	1,056	63,641
Reckitt Benckiser Group PLC	7,328	703,160
RELX PLC	11,360	198,191
Rexam PLC	7,832	68,014
Rio Tinto PLC	14,592	566,197
Rolls-Royce Holdings PLC	20,857	258,426
Royal Bank of Scotland Group PLC[b]	28,465	152,004
Royal Dutch Shell PLC Class A	43,799	1,257,610
Royal Dutch Shell PLC Class B	27,329	793,446
Royal Mail PLC	9,440	74,392
RSA Insurance Group PLC	10,720	85,985
SABMiller PLC	11,025	578,846
Sage Group PLC (The)	12,254	99,628
Schroders PLC	1,344	66,338
SEGRO PLC	9,248	64,769
Severn Trent PLC	2,624	90,248
Shire PLC	6,720	595,637
Sky PLC	11,488	204,368
Smith & Nephew PLC	10,400	192,965
Smiths Group PLC	4,512	79,493
Sports Direct International PLC[b]	3,104	38,363
SSE PLC	11,169	264,053
Standard Chartered PLC	27,616	422,415
Standard Life PLC	21,760	154,298
Tate & Lyle PLC	5,472	46,538
Taylor Wimpey PLC	34,720	105,327
Tesco PLC	94,048	316,566
Travis Perkins PLC	2,976	104,352
TUI AG	5,042	86,706
Tullow Oil PLC	10,329	39,635
Unilever PLC	14,592	661,948
United Utilities Group PLC	7,555	105,163
Vodafone Group PLC	301,035	1,136,127
Weir Group PLC (The)	2,688	64,471
Whitbread PLC	2,080	168,459
William Hill PLC	9,600	60,657
Wm Morrison Supermarkets PLC	25,504	72,633
Wolseley PLC	3,073	204,093
WPP PLC	14,944	342,806

		30,451,182
UNITED STATES — 62.44%
3M Co.	7,054	1,067,552

Security	Shares	Value
Abbott Laboratories	16,846	$853,924
AbbVie Inc.	19,371	1,356,164
Accenture PLC Class A	7,136	735,793
ACE Ltd.	3,705	402,993
Activision Blizzard Inc.	5,347	137,899
Acuity Brands Inc.	476	95,766
Adobe Systems Inc.[b]	5,680	465,703
ADT Corp. (The)	2,112	72,927
Advance Auto Parts Inc.	832	144,943
AES Corp./VA	8,192	104,858
Aetna Inc.	3,872	437,420
Affiliated Managers Group Inc.[b]	608	126,403
Aflac Inc.	4,672	299,242
AGCO Corp.	881	48,464
Agilent Technologies Inc.	3,744	153,317
Air Products & Chemicals Inc.	2,295	327,060
Airgas Inc.	800	81,616
Akamai Technologies Inc.[b]	1,952	149,738
Albemarle Corp.	1,216	65,907
Alcoa Inc.	13,856	136,759
Alexion Pharmaceuticals Inc.[b]	2,470	487,677
Alkermes PLC[b]	1,664	116,513
Alleghany Corp.[b]	192	93,337
Allergan PLC[b]	4,256	1,409,374
Alliance Data Systems Corp.[b]	736	202,429
Alliant Energy Corp.	1,248	76,764
Allstate Corp. (The)	4,789	330,202
Ally Financial Inc.[b]	4,704	107,110
Alnylam Pharmaceuticals Inc.[b]	849	108,188
Altera Corp.	3,311	164,424
Altria Group Inc.	22,080	1,200,710
Amazon.com Inc.[b]	4,512	2,419,109
Ameren Corp.	2,816	115,681
American Airlines Group Inc.	2,080	83,408
American Capital Agency Corp.	3,872	74,575
American Electric Power Co. Inc.	5,632	318,602
American Express Co.	10,449	794,751
American International Group Inc.	15,328	982,831
American Tower Corp.	4,768	453,484
American Water Works Co. Inc.	1,984	102,989
Ameriprise Financial Inc.	2,112	265,415
AmerisourceBergen Corp.	2,393	253,060
AMETEK Inc.	2,752	145,994
Amgen Inc.	8,588	1,516,555
Amphenol Corp. Class A	3,475	196,025

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Anadarko Petroleum Corp.	5,696	$423,498
Analog Devices Inc.	3,564	207,888
Annaly Capital Management Inc.	10,816	107,619
ANSYS Inc.[b]	1,056	99,422
Antero Resources Corp.[b]	608	16,726
Anthem Inc.	3,035	468,209
Aon PLC	3,136	316,015
Apache Corp.	4,288	196,648
Apple Inc.	66,066	8,013,806
Applied Materials Inc.	13,760	238,874
Aramark	1,799	57,244
Arch Capital Group Ltd.[b]	1,504	107,325
Archer-Daniels-Midland Co.	7,296	345,976
Arrow Electronics Inc.[b]	1,056	61,406
Arthur J Gallagher & Co.	1,935	91,777
Ashland Inc.	800	91,456
Assurant Inc.	777	57,964
AT&T Inc.	70,222	2,439,512
Autodesk Inc.[b]	2,656	134,340
Autoliv Inc.	1,056	111,091
Automatic Data Processing Inc.	5,367	428,126
AutoNation Inc.[b]	896	55,857
AutoZone Inc.[b]	322	225,703
Avago Technologies Ltd.	2,881	360,528
AvalonBay Communities Inc.	1,504	259,199
Avery Dennison Corp.	992	60,363
Avnet Inc.	1,696	70,774
Axalta Coating Systems Ltd.[b]	1,324	42,116
Axis Capital Holdings Ltd.	1,216	69,993
B/E Aerospace Inc.	1,279	62,300
Baker Hughes Inc.	4,992	290,285
Ball Corp.	1,485	100,742
Bank of America Corp.	118,702	2,122,392
Bank of New York Mellon Corp. (The)	12,288	533,299
Baxalta Inc.[b]	6,176	202,758
Baxter International Inc.	6,176	247,534
BB&T Corp.	8,192	329,892
Becton Dickinson and Co.	2,368	360,291
Bed Bath & Beyond Inc.[b]	2,035	132,743
Berkshire Hathaway Inc. Class Bb	13,018	1,858,189
Best Buy Co. Inc.	3,424	110,561
Biogen Inc.[b]	2,688	856,881
BioMarin Pharmaceutical Inc.[b]	1,856	271,477
BlackRock Inc.[e]	1,373	461,767
Boeing Co. (The)	7,515	1,083,438

Security	Shares	Value
BorgWarner Inc.	2,624	$130,439
Boston Properties Inc.	1,696	209,083
Boston Scientific Corp.[b]	15,360	266,342
Bristol-Myers Squibb Co.	18,720	1,228,781
Brixmor Property Group Inc.	1,833	44,854
Broadcom Corp. Class A	6,272	317,426
Brown-Forman Corp. Class B	1,344	145,703
Bunge Ltd.	1,600	127,760
CA Inc.	3,776	110,014
Cablevision Systems Corp. Class A	2,016	56,892
Cabot Oil & Gas Corp.	4,608	120,545
Calpine Corp.[b]	3,872	70,858
Camden Property Trust	1,024	81,541
Cameron International Corp.[b]	2,272	114,645
Campbell Soup Co.	1,664	82,052
Capital One Financial Corp.	6,304	512,515
Cardinal Health Inc.	3,520	299,130
CarMax Inc.[b]	2,432	156,888
Carnival Corp.	4,523	241,031
Caterpillar Inc.	6,547	514,791
CBRE Group Inc. Class Ab	3,616	137,300
CBS Corp. Class B NVS	5,229	279,595
CDK Global Inc.	1,562	80,662
Celanese Corp. Series A	1,792	118,129
Celgene Corp.[b]	9,081	1,191,881
Centene Corp.[b]	1,256	88,083
CenterPoint Energy Inc.	4,768	92,213
CenturyLink Inc.	6,528	186,701
Cerner Corp.[b]	3,456	247,864
CF Industries Holdings Inc.	2,880	170,496
CH Robinson Worldwide Inc.	1,632	114,485
Charles Schwab Corp. (The)	13,504	471,020
Charter Communications Inc. Class Ab	966	179,541
Cheniere Energy Inc.[b]	2,592	178,770
Chesapeake Energy Corp.	6,971	60,369
Chevron Corp.	21,325	1,886,836
Chipotle Mexican Grill Inc.[b]	352	261,265
Chubb Corp. (The)	2,649	329,350
Church & Dwight Co. Inc.	1,431	123,538
Cigna Corp.	2,907	418,782
Cimarex Energy Co.	1,024	106,619
Cincinnati Financial Corp.	1,792	98,936
Cintas Corp.	1,152	98,496
Cisco Systems Inc.	57,433	1,632,246
CIT Group Inc.	1,935	91,022

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Citigroup Inc.	34,193	$1,998,923
Citizens Financial Group Inc.	3,971	103,524
Citrix Systems Inc.[b]	1,824	137,913
Clorox Co. (The)	1,512	169,253
CME Group Inc./IL	3,685	353,907
CMS Energy Corp.	2,976	101,958
Coach Inc.	3,296	102,835
Cobalt International Energy Inc.[b]	3,648	28,126
Coca-Cola Co. (The)	46,781	1,921,763
Coca-Cola Enterprises Inc.	2,560	130,765
Cognizant Technology Solutions Corp. Class Ab	6,912	436,147
Colgate-Palmolive Co.	9,573	651,155
Columbia Pipeline Group Inc.	3,584	104,581
Comcast Corp. Class A	24,544	1,531,791
Comcast Corp. Class A Special NVS	4,400	274,296
Comerica Inc.	2,176	103,208
Communications Sales & Leasing Inc.[b]	1,407	29,336
Computer Sciences Corp.	1,568	102,594
ConAgra Foods Inc.	4,800	211,488
Concho Resources Inc.[b]	1,416	150,889
ConocoPhillips	13,920	700,733
CONSOL Energy Inc.	2,720	44,934
Consolidated Edison Inc.	3,251	206,731
Constellation Brands Inc. Class A	1,984	238,120
Continental Resources Inc./OKb	1,088	36,350
Cooper Companies Inc. (The)	544	96,288
Core Laboratories NV	544	59,639
Corning Inc.	14,656	273,774
Costco Wholesale Corp.	5,024	729,987
CR Bard Inc.	864	169,906
Crown Castle International Corp.	3,840	314,534
Crown Holdings Inc.[b]	1,632	84,064
CSX Corp.	11,147	348,678
Cummins Inc.	1,984	256,988
CVS Health Corp.	12,645	1,422,183
Danaher Corp.	7,168	656,302
Darden Restaurants Inc.	1,231	90,799
DaVita HealthCare Partners Inc.[b]	1,984	156,796
Deere & Co.	3,669	346,977
Delphi Automotive PLC	3,287	256,649
Delta Air Lines Inc.	2,496	110,673
DENTSPLY International Inc.	1,696	96,519
Devon Energy Corp.	4,416	218,239

Security	Shares	Value
Diamond Offshore Drilling Inc.	736	$16,155
Dick’s Sporting Goods Inc.	1,088	55,466
Digital Realty Trust Inc.	1,536	98,719
Discover Financial Services	5,043	281,450
Discovery Communications Inc. Class Aa,b	1,664	54,945
Discovery Communications Inc. Class C NVS[b]	3,072	93,082
DISH Network Corp. Class Ab	2,561	165,466
Dollar General Corp.	3,489	280,411
Dollar Tree Inc.[b]	2,662	207,716
Dominion Resources Inc./VA	6,645	476,446
Dover Corp.	1,824	116,864
Dow Chemical Co. (The)	13,167	619,639
DR Horton Inc.	3,808	113,060
Dr. Pepper Snapple Group Inc.	2,240	179,693
DTE Energy Co.	1,952	157,058
Duke Energy Corp.	8,053	597,694
Duke Realty Corp.	3,744	75,516
Dun & Bradstreet Corp. (The)	416	51,904
E*TRADE Financial Corp.[b]	3,327	94,553
Eastman Chemical Co.	1,696	132,966
Eaton Corp. PLC	5,301	321,135
Eaton Vance Corp. NVS	1,216	46,646
eBay Inc.[b]	12,137	341,292
Ecolab Inc.	3,008	348,356
Edgewell Personal Care Co.	704	67,380
Edison International	3,792	227,558
Edwards Lifesciences Corp.[b]	1,184	180,157
EI du Pont de Nemours & Co.	10,048	560,276
Electronic Arts Inc.[b]	3,328	238,118
Eli Lilly & Co.	11,368	960,710
EMC Corp./MA	22,048	592,871
Emerson Electric Co.	7,392	382,536
Energen Corp.	833	45,982
Ensco PLC Class A	2,688	44,567
Entergy Corp.	2,080	147,722
Envision Healthcare Holdings Inc.[b]	2,071	92,781
EOG Resources Inc.	6,272	484,136
EQT Corp.	1,728	132,797
Equifax Inc.	1,344	137,263
Equinix Inc.	663	184,917
Equity Residential	4,108	307,319
Essex Property Trust Inc.	772	173,631
Estee Lauder Companies Inc. (The) Class A	2,551	227,320

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Everest Re Group Ltd.	512	$93,757
Eversource Energy	3,729	185,406
Exelon Corp.	9,783	313,936
Expedia Inc.	1,113	135,163
Expeditors International of Washington Inc.	2,208	103,489
Express Scripts Holding Co.[b]	8,275	745,329
Extra Space Storage Inc.	1,188	87,342
Exxon Mobil Corp.	47,476	3,760,574
F5 Networks Inc.[b]	800	107,312
Facebook Inc. Class Ab	22,812	2,144,556
Fastenal Co.	3,296	137,971
Federal Realty Investment Trust	851	116,408
FedEx Corp.	3,072	526,602
Fidelity National Information Services Inc.	3,296	215,657
Fifth Third Bancorp	9,504	200,249
FireEye Inc.[a,b]	1,364	60,684
First Republic Bank/CA	1,632	104,105
FirstEnergy Corp.	4,864	165,181
Fiserv Inc.[b]	2,675	232,350
FleetCor Technologies Inc.[b]	859	132,990
Flextronics International Ltd.[b]	6,816	75,044
FLIR Systems Inc.	1,632	50,249
Flowserve Corp.	1,568	73,680
Fluor Corp.	1,792	83,776
FMC Corp.	1,540	74,752
FMC Technologies Inc.[b]	2,752	90,156
FNF Group	2,938	114,846
Foot Locker Inc.	1,632	115,138
Ford Motor Co.	41,177	610,655
Fortune Brands Home & Security Inc.	1,765	84,279
Franklin Resources Inc.	4,576	208,437
Freeport-McMoRan Inc.	11,766	138,251
Freescale Semiconductor Ltd.[b]	1,256	50,077
Frontier Communications Corp.	11,776	55,583
GameStop Corp. Class Aa	1,312	60,155
Gap Inc. (The)	2,688	98,058
Garmin Ltd.	1,376	57,668
Gartner Inc.[b]	951	84,230
General Dynamics Corp.	3,232	481,924
General Electric Co.	113,984	2,974,982
General Growth Properties Inc.	6,368	172,828
General Mills Inc.	6,769	394,023
General Motors Co.	16,557	521,711
Genuine Parts Co.	1,760	156,552

Security	Shares	Value
Gilead Sciences Inc.	16,815	$1,981,816
Goldman Sachs Group Inc. (The)	4,386	899,437
Goodyear Tire & Rubber Co. (The)	3,089	93,072
Google Inc. Class Ab	3,234	2,126,355
Google Inc. Class Cb	3,475	2,173,995
H&R Block Inc.	3,200	106,528
Halliburton Co.	9,728	406,533
Hanesbrands Inc.	4,608	142,986
Harley-Davidson Inc.	2,289	133,449
Harman International Industries Inc.	747	80,422
Harris Corp.	1,164	96,542
Hartford Financial Services Group Inc. (The)	4,751	225,910
Hasbro Inc.	1,344	105,827
HCA Holdings Inc.[b]	3,855	358,554
HCP Inc.	5,120	197,837
Health Care REIT Inc.	4,046	280,671
Helmerich & Payne Inc.	1,324	76,448
Henry Schein Inc.[b]	960	142,061
Hershey Co. (The)	1,760	163,486
Hertz Global Holdings Inc.[b]	4,370	74,246
Hess Corp.	3,029	178,741
Hewlett-Packard Co.	20,809	635,091
Hilton Worldwide Holdings Inc.[b]	5,888	158,093
HollyFrontier Corp.	2,208	106,558
Hologic Inc.[b]	2,842	118,398
Home Depot Inc. (The)	14,969	1,751,822
Honeywell International Inc.	8,616	905,111
Hormel Foods Corp.	1,568	92,841
Hospira Inc.[b]	1,879	168,077
Host Hotels & Resorts Inc.	8,384	162,482
Hudson City Bancorp Inc.	5,024	51,797
Humana Inc.	1,691	307,914
Huntington Bancshares Inc./OH	9,344	109,044
IHS Inc. Class Ab	768	96,023
Illinois Tool Works Inc.	3,883	347,412
Illumina Inc.[b]	1,632	357,898
Incyte Corp.[b]	1,728	180,196
Ingersoll-Rand PLC	3,104	190,586
Intel Corp.	53,301	1,543,064
Intercontinental Exchange Inc.	1,246	284,138
International Business Machines Corp.	10,688	1,731,349
International Flavors & Fragrances Inc.	896	103,569

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
International Paper Co.	4,608	$220,585
Interpublic Group of Companies Inc. (The)	4,896	104,285
Intuit Inc.	3,040	321,541
Intuitive Surgical Inc.[b]	416	221,799
Invesco Ltd.	5,088	196,397
Iron Mountain Inc.	2,434	73,142
Isis Pharmaceuticals Inc.[b]	1,344	73,826
Jacobs Engineering Group Inc.[b]	1,408	59,305
Jarden Corp.[b]	2,026	111,430
JB Hunt Transport Services Inc.	1,056	88,831
JM Smucker Co. (The)	1,146	127,997
Johnson & Johnson	31,905	3,197,200
Johnson Controls Inc.	7,456	339,695
Jones Lang LaSalle Inc.	476	84,747
JPMorgan Chase & Co.	42,450	2,909,098
Juniper Networks Inc.	4,448	126,412
Kansas City Southern	1,280	126,963
Kellogg Co.	3,008	199,039
Keurig Green Mountain Inc.	1,376	103,255
KeyCorp	10,155	150,700
Kimberly-Clark Corp.	4,192	481,954
Kimco Realty Corp.	4,192	103,584
Kinder Morgan Inc./DE	20,224	700,559
KLA-Tencor Corp.	1,856	98,461
Kohl’s Corp.	2,400	147,168
Kraft Heinz Co. (The)	6,720	534,038
Kroger Co. (The)	10,688	419,397
L Brands Inc.	2,848	229,891
L-3 Communications Holdings Inc.	889	102,644
Laboratory Corp. of America Holdings[b]	1,192	151,730
Lam Research Corp.	1,856	142,671
Las Vegas Sands Corp.	4,399	246,520
Lear Corp.	883	91,894
Legg Mason Inc.	1,152	56,840
Leggett & Platt Inc.	1,728	82,616
Lennar Corp. Class A	1,984	105,231
Leucadia National Corp.	3,520	82,790
Level 3 Communications Inc.[b]	3,273	165,287
Liberty Global PLC Series Ab	2,818	147,832
Liberty Global PLC Series C NVS[b]	7,098	348,796
Liberty Interactive Corp. QVC Group Series Ab	5,088	147,806
Liberty Media Corp. Class Ab	1,088	41,126

Security	Shares	Value
Liberty Media Corp. Class Cb	2,430	$91,611
Liberty Property Trust	1,664	56,626
Lincoln National Corp.	2,976	167,608
Linear Technology Corp.	2,592	106,272
LinkedIn Corp. Class Ab	1,248	253,668
LKQ Corp.[b]	3,104	97,652
Lockheed Martin Corp.	3,104	642,838
Loews Corp.	3,497	133,271
Lowe’s Companies Inc.	11,028	764,902
lululemon athletica Inc.[a,b]	1,184	74,426
LyondellBasell Industries NV Class A	4,623	433,776
M&T Bank Corp.	1,408	184,659
Macerich Co. (The)	1,521	120,402
Macy’s Inc.	3,797	262,221
Mallinckrodt PLC[b]	1,312	162,636
ManpowerGroup Inc.	864	78,175
Marathon Oil Corp.	7,584	159,340
Marathon Petroleum Corp.	6,193	338,571
Marriott International Inc./MD Class A	2,453	178,112
Marsh & McLennan Companies Inc.	6,208	359,692
Martin Marietta Materials Inc.	608	95,347
Marvell Technology Group Ltd.	4,160	51,750
Masco Corp.	3,843	101,417
MasterCard Inc. Class A	11,194	1,090,296
Mattel Inc.	3,936	91,355
Maxim Integrated Products Inc.	3,296	112,196
McCormick & Co. Inc./MD	1,312	107,597
McDonald’s Corp.	10,929	1,091,370
McGraw Hill Financial Inc.	3,072	312,576
McKesson Corp.	2,656	585,834
MDU Resources Group Inc.	2,368	46,200
Mead Johnson Nutrition Co.	2,368	209,308
Medivation Inc.[b]	864	91,005
Merck & Co. Inc.	32,043	1,889,255
MetLife Inc.	10,705	596,697
Mettler-Toledo International Inc.[b]	288	97,229
MGM Resorts International[b]	4,192	82,247
Michael Kors Holdings Ltd.[b]	2,336	98,089
Microchip Technology Inc.	2,208	94,591
Micron Technology Inc.[b]	12,163	225,137
Microsoft Corp.	88,260	4,121,742
Mohawk Industries Inc.[b]	736	148,370
Molson Coors Brewing Co. Class B	1,696	120,653
Mondelez International Inc. Class A	18,377	829,354
Monsanto Co.	5,344	544,500

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Monster Beverage Corp.[b]	1,600	$245,680
Moody’s Corp.	2,073	228,921
Morgan Stanley	16,768	651,269
Mosaic Co. (The)	3,712	159,393
Motorola Solutions Inc.	2,291	137,827
Murphy Oil Corp.	1,856	60,858
Nabors Industries Ltd.	3,232	37,524
NASDAQ OMX Group Inc. (The)	1,376	70,217
National Oilwell Varco Inc.	4,559	192,071
Navient Corp.	4,640	72,848
NetApp Inc.	3,648	113,635
Netflix Inc.[b]	4,494	513,709
NetSuite Inc.[b]	384	37,955
New York Community Bancorp Inc.	5,024	95,607
Newell Rubbermaid Inc.	3,104	134,341
Newmont Mining Corp.	5,600	96,152
News Corp. Class Ab	4,387	64,621
NextEra Energy Inc.	4,810	506,012
Nielsen NV	4,160	201,594
NIKE Inc. Class B	7,776	895,951
Noble Energy Inc.	4,847	170,760
Nordstrom Inc.	1,664	126,980
Norfolk Southern Corp.	3,520	296,842
Northern Trust Corp.	2,624	200,710
Northrop Grumman Corp.	2,139	370,068
Norwegian Cruise Line Holdings Ltd.[b]	1,584	98,873
NRG Energy Inc.	3,745	84,075
Nuance Communications Inc.[b]	2,880	52,214
Nucor Corp.	3,520	155,373
NVIDIA Corp.	6,368	127,042
O’Reilly Automotive Inc.[b]	1,152	276,837
Occidental Petroleum Corp.	8,512	597,542
Oceaneering International Inc.	1,184	47,384
OGE Energy Corp.	2,240	66,662
Omnicare Inc.	1,120	108,472
Omnicom Group Inc.	2,741	200,312
ONEOK Inc.	2,416	91,301
Oracle Corp.	39,552	1,579,707
PACCAR Inc.	3,936	255,210
Packaging Corp. of America	1,087	76,949
Pall Corp.	1,184	149,717
Palo Alto Networks Inc.[b]	768	142,717
Parker-Hannifin Corp.	1,664	187,616
PartnerRe Ltd.	484	65,805
Patterson Companies Inc.	992	49,759

Security	Shares	Value
Paychex Inc.	3,776	$175,206
PayPal Holdings Inc.[b]	12,137	469,702
People’s United Financial Inc.	3,264	53,105
Pepco Holdings Inc.	2,848	75,985
PepsiCo Inc.	16,855	1,623,979
Perrigo Co. PLC	1,600	307,520
Pfizer Inc.	69,308	2,499,246
PG&E Corp.	5,344	280,613
Philip Morris International Inc.	17,408	1,488,906
Phillips 66	6,199	492,820
Pinnacle West Capital Corp.	1,216	75,039
Pioneer Natural Resources Co.	1,659	210,311
Plum Creek Timber Co. Inc.	1,952	80,032
PNC Financial Services Group Inc. (The)[e]	5,911	580,342
Polaris Industries Inc.	704	96,490
PPG Industries Inc.	3,136	339,880
PPL Corp.	7,488	238,193
Praxair Inc.	3,296	376,205
Precision Castparts Corp.	1,632	318,109
Priceline Group Inc. (The)[b]	576	716,296
Principal Financial Group Inc.	3,392	188,290
Procter & Gamble Co. (The)	30,518	2,340,731
Progressive Corp. (The)	6,977	212,799
Prologis Inc.	5,664	230,015
Prudential Financial Inc.	5,216	460,886
Public Service Enterprise Group Inc.	5,760	240,019
Public Storage	1,664	341,420
PulteGroup Inc.	3,680	76,250
Puma Biotechnology Inc.[a,b]	306	27,724
PVH Corp.	928	107,685
Qorvo Inc.[b]	1,664	96,429
QUALCOMM Inc.	18,515	1,192,181
Quanta Services Inc.[b]	2,304	63,636
Quest Diagnostics Inc.	1,557	114,922
Quintiles Transnational Holdings Inc.[b]	896	68,741
Rackspace Hosting Inc.[b]	1,408	47,914
Ralph Lauren Corp.	704	88,627
Range Resources Corp.	1,856	73,015
Raymond James Financial Inc.	1,552	91,568
Raytheon Co.	3,520	383,997
Realogy Holdings Corp.[b]	1,664	75,745
Realty Income Corp.[a]	2,456	118,600
Red Hat Inc.[b]	2,176	172,078
Regency Centers Corp.	1,120	71,646

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
Regeneron Pharmaceuticals Inc.[b]	863	$477,809
Regions Financial Corp.	16,064	166,905
RenaissanceRe Holdings Ltd.	448	48,070
Republic Services Inc.	2,816	119,764
ResMed Inc.	1,728	100,138
Reynolds American Inc.	4,844	415,567
Rite Aid Corp.[b]	11,167	99,498
Robert Half International Inc.	1,504	82,765
Rockwell Automation Inc.	1,536	179,374
Rockwell Collins Inc.	1,440	121,853
Roper Technologies Inc.	966	161,583
Ross Stores Inc.	4,800	255,168
Royal Caribbean Cruises Ltd.	2,016	181,138
salesforce.com inc.[b]	6,848	501,958
SanDisk Corp.	2,389	144,033
SBA Communications Corp. Class Ab	1,472	177,700
SCANA Corp.	1,440	78,912
Schlumberger Ltd.	14,167	1,173,311
Scripps Networks Interactive Inc. Class A	896	56,072
Seagate Technology PLC	3,776	191,066
Sealed Air Corp.	2,464	131,011
SEI Investments Co.	1,696	90,414
Sempra Energy	2,688	273,585
Sensata Technologies Holding NVb	1,888	96,892
ServiceNow Inc.[b]	1,632	131,376
Sherwin-Williams Co. (The)	893	248,040
Sigma-Aldrich Corp.	1,408	196,571
Signet Jewelers Ltd.	864	104,734
Simon Property Group Inc.	3,462	648,156
Sirius XM Holdings Inc.[b]	30,752	121,778
Skyworks Solutions Inc.	2,176	208,178
SL Green Realty Corp.	1,088	125,272
Snap-on Inc.	672	110,746
Southern Co. (The)	10,240	458,035
Southwest Airlines Co.	1,984	71,821
Southwestern Energy Co.[a],b	4,544	84,518
Spectra Energy Corp.	7,840	237,238
Splunk Inc.[b]	1,392	97,356
Sprint Corp.[a],b	9,600	32,352
St. Jude Medical Inc.	3,232	238,586
Stanley Black & Decker Inc.	1,834	193,469
Staples Inc.	7,232	106,383
Starbucks Corp.	16,768	971,370
Starwood Hotels & Resorts Worldwide Inc.	1,909	151,689

Security	Shares	Value
State Street Corp.	4,629	$354,396
Stericycle Inc.[b]	928	130,820
Stryker Corp.	3,833	392,001
SunEdison Inc.[a,b]	3,123	72,703
SunTrust Banks Inc.	5,952	263,912
Symantec Corp.	7,552	171,732
Synchrony Financial[b]	1,920	65,971
Synopsys Inc.[b]	1,792	91,105
Sysco Corp.	6,592	239,356
T Rowe Price Group Inc.	2,976	229,539
T-Mobile U.S. Inc.[b]	3,263	132,674
Target Corp.	6,848	560,509
TD Ameritrade Holding Corp.	3,072	112,835
TE Connectivity Ltd.	4,640	282,669
TEGNA Inc.	2,478	72,184
Teradata Corp.[a],b	1,581	58,671
Tesla Motors Inc.[a],b	1,060	282,119
Tesoro Corp.	1,504	146,399
Texas Instruments Inc.	11,712	585,366
Textron Inc.	3,264	142,637
Thermo Fisher Scientific Inc.	4,416	616,164
Tiffany & Co.	1,472	140,870
Time Warner Cable Inc.	3,142	597,011
Time Warner Inc.	9,265	815,691
TJX Companies Inc. (The)	7,712	538,452
Toll Brothers Inc.[b]	1,966	76,517
Torchmark Corp.	1,461	90,012
Total System Services Inc.	2,048	94,659
Towers Watson & Co. Class A	768	97,367
Tractor Supply Co.	1,600	148,032
TransDigm Group Inc.[b]	612	138,496
Travelers Companies Inc. (The)	3,767	399,754
Trimble Navigation Ltd.[b]	2,944	68,006
TripAdvisor Inc.[b]	1,280	101,606
Twenty-First Century Fox Inc. Class A	15,269	526,628
Twenty-First Century Fox Inc. Class B	4,896	164,114
Twitter Inc.[b]	5,570	172,726
Tyson Foods Inc. Class A	3,424	151,854
U.S. Bancorp	20,032	905,647
UDR Inc.	3,008	101,700
Ulta Salon Cosmetics & Fragrance Inc.[b]	736	122,198
Under Armour Inc. Class Ab	2,060	204,620
Union Pacific Corp.	9,875	963,701
United Continental Holdings Inc.[b]	1,152	64,961
United Parcel Service Inc. Class B	8,025	821,439

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Security	Shares	Value
United Rentals Inc.[b]	1,120	$75,029
United Technologies Corp.	9,089	911,718
United Therapeutics Corp.[b]	544	92,132
UnitedHealth Group Inc.	10,709	1,300,073
Universal Health Services Inc. Class B	1,056	153,363
Unum Group	2,944	105,513
Urban Outfitters Inc.[b]	1,344	43,841
Valero Energy Corp.	5,888	386,253
Vantiv Inc. Class Ab	1,760	77,440
Varian Medical Systems Inc.[a],b	1,152	99,153
Ventas Inc.	3,815	255,948
VEREIT Inc.	10,048	88,020
VeriSign Inc.[b]	1,280	90,803
Verisk Analytics Inc. Class Ab	1,868	145,909
Verizon Communications Inc.	47,228	2,209,798
Vertex Pharmaceuticals Inc.[b]	2,696	363,960
VF Corp.	3,904	300,959
Viacom Inc. Class B NVS	3,989	227,373
Visa Inc. Class A	22,062	1,662,151
VMware Inc. Class Aa,b	928	82,713
Vornado Realty Trust	1,920	187,296
Voya Financial Inc.	2,528	118,690
Vulcan Materials Co.	1,536	139,807
WABCO Holdings Inc.[b]	611	75,440
Wabtec Corp./DE	1,088	110,095
Wal-Mart Stores Inc.	18,357	1,321,337
Walgreens Boots Alliance Inc.	9,879	954,608
Walt Disney Co. (The)	18,176	2,181,120
Waste Management Inc.	5,298	270,887
Waters Corp.[b]	992	132,422
WEC Energy Group Inc.	3,598	176,302
Wells Fargo & Co.	55,994	3,240,373
Western Digital Corp.	2,560	220,314
Western Union Co. (The)	5,920	119,821
Westlake Chemical Corp.	544	33,984
WestRock Co.[b]	3,022	190,567
Weyerhaeuser Co.	6,144	188,559
Whirlpool Corp.	896	159,246
WhiteWave Foods Co. (The)[b]	1,969	101,640
Whiting Petroleum Corp.[b]	2,400	49,176
Whole Foods Market Inc.	4,032	146,765
Williams Companies Inc. (The)	7,968	418,161
Willis Group Holdings PLC	1,984	92,236
Workday Inc. Class Ab	1,226	103,389

Security	Shares	Value
WR Berkley Corp.	1,216	$67,756
WW Grainger Inc.	672	153,693
Wyndham Worldwide Corp.	1,440	118,829
Wynn Resorts Ltd.	928	95,797
Xcel Energy Inc.	5,888	204,137
Xerox Corp.	11,545	127,226
Xilinx Inc.	3,104	129,592
XL Group PLC	3,552	135,047
Xylem Inc./NY	2,176	75,137
Yahoo! Inc.[b]	10,149	372,164
Yum! Brands Inc.	4,919	431,691
Zillow Group Inc. Class Aa,b	544	44,336
Zimmer Biomet Holdings Inc.	1,920	199,814
Zoetis Inc.	5,390	264,002

		221,099,576

TOTAL COMMON STOCKS
(Cost: $289,092,649)		352,589,619

PREFERRED STOCKS — 0.24%

GERMANY — 0.24%
Bayerische Motoren Werke AG	672	52,908
Fuchs Petrolub SE	704	30,782
Henkel AG & Co. KGaA	2,048	244,375
Porsche Automobil Holding SE	1,760	133,181
Volkswagen AG	1,860	374,836

		836,082

TOTAL PREFERRED STOCKS
(Cost: $717,835)		836,082

SHORT-TERM INVESTMENTS — 2.11%

MONEY MARKET FUNDS — 2.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	6,591,566	6,591,566
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	364,165	364,165
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	515,984	515,984

		7,471,715

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,471,715)		7,471,715

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.92%
(Cost: $297,282,199)	$360,897,416
Other Assets, Less Liabilities — (1.92)%	(6,783,408)

NET ASSETS — 100.00%	$354,114,008

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI QATAR CAPPED ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.98%

BANKS — 43.54%
Al Khalij Commercial Bank QSC	139,406	$858,737
Commercial Bank QSC (The)	101,480	1,510,530
Doha Bank QSC	133,988	1,950,254
Masraf Al Rayan QSC	337,335	4,168,919
Qatar International Islamic Bank QSC	52,589	1,125,076
Qatar Islamic Bank SAQ	73,530	2,211,201
Qatar National Bank SAQ	177,504	8,896,527

		20,721,244
CONSTRUCTION MATERIALS — 2.96%
Qatar National Cement Co. QSC	21,930	716,696
Qatari Investors Group QSC	50,181	690,441

		1,407,137
DIVERSIFIED FINANCIAL SERVICES — 1.94%
Qatar Industrial Manufacturing Co. QSC	31,605	399,267
Salam International Investment Co.	136,138	522,680

		921,947
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.96%
Ooredoo QSC	85,054	1,882,692

		1,882,692
ENERGY EQUIPMENT & SERVICES — 2.46%
Gulf International Services QSC	61,920	1,173,355

		1,173,355
FOOD & STAPLES RETAILING — 1.40%
Al Meera Consumer Goods Co. QSC	8,987	667,624

		667,624
FOOD PRODUCTS — 0.67%
Widam Food Co.	18,877	319,347

		319,347
HEALTH CARE PROVIDERS & SERVICES — 1.39%
Medicare Group	12,900	661,075

		661,075
INDUSTRIAL CONGLOMERATES — 11.72%
Industries Qatar QSC	144,480	5,368,526
Mannai Corp. QSC	6,923	207,428

		5,575,954
INSURANCE — 4.88%
Qatar Insurance Co. SAQ	86,129	2,325,158

		2,325,158

Security	Shares	Value
MARINE — 2.32%
Qatar Navigation QSC	40,420	$1,105,618

		1,105,618
MULTI-UTILITIES — 4.40%
Qatar Electricity & Water Co. QSC	34,486	2,092,127

		2,092,127
OIL, GAS & CONSUMABLE FUELS — 2.44%
Qatar Gas Transport Co. Ltd.	191,221	1,160,586

		1,160,586
REAL ESTATE MANAGEMENT & DEVELOPMENT — 12.07%
Barwa Real Estate Co.	124,872	1,714,686
Ezdan Holding Group QSC	516,086	2,487,418
Mazaya Qatar Real Estate Development QSC	73,401	362,847
National Leasing	48,375	245,910
United Development Co. QSC	134,160	932,166

		5,743,027
WIRELESS TELECOMMUNICATION SERVICES — 3.83%
Vodafone Qatar QSC	422,088	1,823,397

		1,823,397

TOTAL COMMON STOCKS
(Cost: $50,297,728)		47,580,288

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	34,179	34,179

		34,179

TOTAL SHORT-TERM INVESTMENTS
(Cost: $34,179)		34,179

TOTAL INVESTMENTS IN SECURITIES — 100.05%
(Cost: $50,331,907)		47,614,467
Other Assets, Less Liabilities — (0.05)%		(24,093)

NET ASSETS — 100.00%		$47,590,374

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments

iSHARES® MSCI UAE CAPPED ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.91%

AIRLINES — 2.90%
Air Arabia PJSC	2,234,205	$979,381

		979,381
BANKS — 31.87%
Abu Dhabi Commercial Bank PJSC	1,339,245	3,019,208
Ajman Bank PJSC[a]	692,569	365,820
Dubai Islamic Bank PJSC	765,828	1,563,850
First Gulf Bank PJSC	653,414	2,757,547
National Bank of Abu Dhabi PJSC	505,025	1,471,294
Union National Bank PJSC	823,106	1,579,966

		10,757,685
BUILDING PRODUCTS — 0.81%
National Central Cooling Co. PJSC	679,170	273,680

		273,680
CAPITAL MARKETS — 3.69%
Amanat Holdings PJSC[a]	764,919	178,067
Dubai Investments PJSC	1,345,388	1,065,966

		1,244,033
CONSTRUCTION & ENGINEERING — 5.62%
Arabtec Holding PJSC[a]	1,835,142	1,189,185
Orascom Construction Ltd.[a]	55,188	706,406

		1,895,591
DIVERSIFIED FINANCIAL SERVICES — 6.73%
Al Waha Capital PJSC	1,009,182	681,434
Dubai Financial Market PJSC	1,918,131	1,007,948
Gulf General Investment Co.[a]	1,305,710	355,508
SHUAA Capital PSC[a]	1,317,130	227,364

		2,272,254
ENERGY EQUIPMENT & SERVICES — 1.80%
Lamprell PLC[a]	267,037	608,399

		608,399
FOOD PRODUCTS — 1.26%
Agthia Group PJSC	202,105	424,262

		424,262
HEALTH CARE PROVIDERS & SERVICES — 5.03%
Al Noor Hospitals Group PLC	62,020	906,850
NMC Health PLC	57,798	792,803

		1,699,653
HOTELS, RESTAURANTS & LEISURE — 1.92%
Dubai Parks & Resorts PJSC[a]	1,844,920	647,992

		647,992

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 1.82%
Dana Gas PJSC[a]	4,114,077	$616,081

		616,081
REAL ESTATE MANAGEMENT & DEVELOPMENT — 28.35%
Aldar Properties PJSC	1,922,219	1,407,855
Deyaar Development PJSC[a]	1,895,026	424,121
Emaar Malls Group PJSC[a]	990,628	876,590
Emaar Properties PJSC	2,690,160	5,786,393
Eshraq Properties Co. PJSC[a]	1,684,198	362,262
RAK Properties PJSC	1,699,804	305,454
Union Properties PJSC	1,252,614	405,851

		9,568,526
TRANSPORTATION INFRASTRUCTURE — 8.11%
DP World Ltd.	120,309	2,737,030

		2,737,030

TOTAL COMMON STOCKS
(Cost: $35,097,452)		33,724,567

SHORT-TERM INVESTMENTS — 0.13%

MONEY MARKET FUNDS — 0.13%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	45,831	45,831

		45,831

TOTAL SHORT-TERM INVESTMENTS
(Cost: $45,831)		45,831

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $35,143,283)		33,770,398
Other Assets, Less Liabilities — (0.04)%		(14,190)

NET ASSETS — 100.00%		$33,756,208

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI Europe Financials ETF	iShares MSCI Europe Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$216,229,325	$454,172,455	$50,824,491
Affiliated (Note 2)	3,509,375	1,009,257	2,893,218

Total cost of investments	$219,738,700	$455,181,712	$53,717,709

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$220,119,307	$444,676,930	$51,708,772
Affiliated (Note 2)	3,510,462	1,009,257	2,893,218

Total fair value of investments	223,629,769	445,686,187	54,601,990
Foreign currency, at value[b]	291,763	300,279	111,932
Receivables:
Investment securities sold	2,096	—	964
Due from custodian (Note 4)	6,777	—	—
Dividends and interest	325,522	438,049	68,011

Total Assets	224,255,927	446,424,515	54,782,897

LIABILITIES
Payables:
Investment securities purchased	318,459	—	—
Collateral for securities on loan (Note 1)	2,504,148	850,184	2,868,998
Investment advisory fees (Note 2)	36,787	177,385	17,342

Total Liabilities	2,859,394	1,027,569	2,886,340

NET ASSETS	$221,396,533	$445,396,946	$51,896,557

Net assets consist of:
Paid-in capital	$217,570,797	$462,084,782	$54,887,418
Undistributed (distributions in excess of) net investment income	407,751	(279,190)	89,453
Accumulated net realized loss	(470,234)	(6,870,519)	(3,963,870)
Net unrealized appreciation (depreciation)	3,888,219	(9,538,127)	883,556

NET ASSETS	$221,396,533	$445,396,946	$51,896,557

Shares outstanding[c]	2,250,000	18,850,000	1,100,000

Net asset value per share	$98.40	$23.63	$47.18

[a]	Securities on loan with values of $2,377,546, $661,197 and $2,739,608, respectively. See Note 1.
[b]	Cost of foreign currency: $291,862, $299,276 and $111,403, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares MSCI Kokusai ETF	iShares MSCI Qatar Capped ETF	iShares MSCI UAE Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$289,128,901	$50,297,728	$35,097,452
Affiliated (Note 2)	8,153,298	34,179	45,831

Total cost of investments	$297,282,199	$50,331,907	$35,143,283

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$352,383,593	$47,580,288	$33,724,567
Affiliated (Note 2)	8,513,823	34,179	45,831

Total fair value of investments	360,897,416	47,614,467	33,770,398
Foreign currency, at value[b]	204,184	—	398
Receivables:
Dividends and interest	481,925	1,653	3,443

Total Assets	361,583,525	47,616,120	33,774,239

LIABILITIES
Payables:
Investment securities purchased	439,172	—	—
Collateral for securities on loan (Note 1)	6,955,731	—	—
Investment advisory fees (Note 2)	74,614	25,746	18,031

Total Liabilities	7,469,517	25,746	18,031

NET ASSETS	$354,114,008	$47,590,374	$33,756,208

Net assets consist of:
Paid-in capital	$300,660,963	$54,377,605	$46,237,139
Undistributed (distributions in excess of) net investment income	1,213,881	(37,617)	(32,653)
Accumulated net realized loss	(11,367,664)	(4,032,174)	(11,075,390)
Net unrealized appreciation (depreciation)	63,606,828	(2,717,440)	(1,372,888)

NET ASSETS	$354,114,008	$47,590,374	$33,756,208

Shares outstanding[c]	6,400,000	2,150,000	1,650,000

Net asset value per share	$55.33	$22.14	$20.46

[a]	Securities on loan with values of $6,648,210, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $207,192, $ — and $401, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI ACWI Low Carbon Target ETF[a]	iShares MSCI Europe Financials ETF	iShares MSCI Europe Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$2,611,482	$14,279,363	$1,006,270
Dividends — affiliated (Note 2)	7,179	—	—
Interest — affiliated (Note 2)	19	12	2
Securities lending income — affiliated — net (Note 2)	2,731	11,534	56,132

Total investment income	2,621,411	14,290,909	1,062,404

EXPENSES
Investment advisory fees (Note 2)	339,652	1,972,052	162,080

Total expenses	339,652	1,972,052	162,080
Less investment advisory fees waived (Note 2)	(133,802)	—	—

Net expenses	205,850	1,972,052	162,080

Net investment income	2,415,561	12,318,857	900,324

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(390,616)	(6,011,731)	(1,040,078)
In-kind redemptions — unaffiliated	—	8,987,662	1,609,719
Foreign currency transactions	(18,319)	(29,998)	(12,847)

Net realized gain (loss)	(408,935)	2,945,933	556,794

Net change in unrealized appreciation/depreciation on:
Investments	3,891,069	(20,753,041)	712,749
Translation of assets and liabilities in foreign currencies	(2,850)	(26,326)	139

Net change in unrealized appreciation/depreciation	3,888,219	(20,779,367)	712,888

Net realized and unrealized gain (loss)	3,479,284	(17,833,434)	1,269,682

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,894,845	$(5,514,577)	$2,170,006

[a]	For the period from December 8, 2014 (commencement of operations) to July 31, 2015.
[b]	Net of foreign withholding tax of $185,995, $931,757 and $72,046, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI Kokusai ETF	iShares MSCI Qatar Capped ETF	iShares MSCI UAE Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$10,616,944	$1,437,356	$2,325,785
Dividends — affiliated (Note 2)	30,040	—	—
Interest — affiliated (Note 2)	23	6	7
Securities lending income — affiliated — net (Note 2)	34,432	—	—

Total investment income	10,681,439	1,437,362	2,325,792

EXPENSES
Investment advisory fees (Note 2)	1,087,997	249,036	264,159

Total expenses	1,087,997	249,036	264,159

Net investment income	9,593,442	1,188,326	2,061,633

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,015,098	(3,669,490)	(9,706,411)
Investments — affiliated (Note 2)	13,269	—	—
In-kind redemptions — unaffiliated	36,353,101	—	28,518
In-kind redemptions — affiliated (Note 2)	167,154	—	—
Foreign currency transactions	(99,953)	(6,886)	(10,438)

Net realized gain (loss)	37,448,669	(3,676,376)	(9,688,331)

Net change in unrealized appreciation/depreciation on:
Investments	(25,699,429)	(1,737,472)	968,335
Translation of assets and liabilities in foreign currencies	(3,619)	4	100

Net change in unrealized appreciation/depreciation	(25,703,048)	(1,737,468)	968,435

Net realized and unrealized gain (loss)	11,745,621	(5,413,844)	(8,719,896)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,339,063	$(4,225,518)	$(6,658,263)

[a]	Net of foreign withholding tax of $419,558, $ — and $ —, respectively.

See notes to financial statements.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI Europe Financials ETF
	Period from December 8, 2014[a] July 31, 2015	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,415,561	$12,318,857	$13,707,168
Net realized gain (loss)	(408,935)	2,945,933	12,896,663
Net change in unrealized appreciation/depreciation	3,888,219	(20,779,367)	2,634,949

Net increase (decrease) in net assets resulting from operations	5,894,845	(5,514,577)	29,238,780

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,069,109)	(13,685,184)	(13,474,465)

Total distributions to shareholders	(2,069,109)	(13,685,184)	(13,474,465)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	217,570,797	151,545,862	406,678,525
Cost of shares redeemed	—	(149,336,454)	(54,095,014)

Net increase in net assets from capital share transactions	217,570,797	2,209,408	352,583,511

INCREASE (DECREASE) IN NET ASSETS	221,396,533	(16,990,353)	368,347,826

NET ASSETS
Beginning of period	—	462,387,299	94,039,473

End of period	$221,396,533	$445,396,946	$462,387,299

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$407,751	$(279,190)	$627,080

SHARES ISSUED AND REDEEMED
Shares sold	2,250,000	6,400,000	17,050,000
Shares redeemed	—	(6,700,000)	(2,250,000)

Net increase (decrease) in shares outstanding	2,250,000	(300,000)	14,800,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Europe Small-Cap ETF		iShares MSCI Kokusai ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$900,324	$909,426	$9,593,442	$12,709,955
Net realized gain	556,794	6,819,157	37,448,669	39,304,162
Net change in unrealized appreciation/depreciation	712,888	133,670	(25,703,048)	26,181,132

Net increase in net assets resulting from operations	2,170,006	7,862,253	21,339,063	78,195,249

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,050,007)	(1,091,494)	(9,983,768)	(12,848,015)

Total distributions to shareholders	(1,050,007)	(1,091,494)	(9,983,768)	(12,848,015)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,281,930	18,010,549	—	32,518,102
Cost of shares redeemed	(8,961,318)	(18,454,964)	(144,382,958)	(172,782,440)

Net increase (decrease) in net assets from capital share transactions	5,320,612	(444,415)	(144,382,958)	(140,264,338)

INCREASE (DECREASE) IN NET ASSETS	6,440,611	6,326,344	(133,027,663)	(74,917,104)

NET ASSETS
Beginning of year	45,455,946	39,129,602	487,141,671	562,058,775

End of year	$51,896,557	$45,455,946	$354,114,008	$487,141,671

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$89,453	$(120,625)	$1,213,881	$451,344

SHARES ISSUED AND REDEEMED
Shares sold	300,000	400,000	—	600,000
Shares redeemed	(200,000)	(400,000)	(2,600,000)	(3,400,000)

Net increase (decrease) in shares outstanding	100,000	—	(2,600,000)	(2,800,000)

See notes to financial statements.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Qatar Capped ETF		iShares MSCI UAE Capped ETF
	Year ended July 31, 2015	Period from April 29, 2014[a] to July 31, 2014	Year ended July 31, 2015	Period from April 29, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$1,188,326	$(20,438)	$2,061,633	$19,876
Net realized loss	(3,676,376)	(349,031)	(9,688,331)	(1,382,124)
Net change in unrealized appreciation/depreciation	(1,737,468)	(979,972)	968,435	(2,341,323)

Net decrease in net assets resulting from operations	(4,225,518)	(1,349,441)	(6,658,263)	(3,703,571)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,237,579)	—	(2,090,666)	(62,169)

Total distributions to shareholders	(1,237,579)	—	(2,090,666)	(62,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	36,943,689	39,578,859	15,545,495	64,623,887
Cost of shares redeemed	(19,743,106)	(2,376,530)	(24,650,566)	(9,247,939)

Net increase (decrease) in net assets from capital share transactions	17,200,583	37,202,329	(9,105,071)	55,375,948

INCREASE (DECREASE) IN NET ASSETS	11,737,486	35,852,888	(17,854,000)	51,610,208

NET ASSETS
Beginning of period	35,852,888	—	51,610,208	—

End of period	$47,590,374	$35,852,888	$33,756,208	$51,610,208

Distributions in excess of net investment income included in net assets at end of period	$(37,617)	$(1,110)	$(32,653)	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	1,550,000	700,000	2,550,000
Shares redeemed	(800,000)	(100,000)	(1,200,000)	(400,000)

Net increase (decrease) in shares outstanding	700,000	1,450,000	(500,000)	2,150,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI ACWI Low Carbon Target ETF

Period from Dec. 8, 2014[a] to Jul. 31, 2015
Net asset value, beginning of period	$96.01

Income from investment operations:
Net investment income[b]	1.48
Net realized and unrealized gain[c]	1.85

Total from investment operations	3.33

Less distributions from:
Net investment income	(0.94)

Total distributions	(0.94)

Net asset value, end of period	$98.40

Total return	3.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$221,397
Ratio of expenses to average net assets[e]	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.33%
Ratio of net investment income to average net assets[e]	2.35%
Portfolio turnover rate[f]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended July 31, 2015 was 4%. See Note 4.

See notes to financial statements.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$24.15	$21.62	$15.01	$20.72	$22.05

Income from investment operations:
Net investment income[a]	0.69	0.87	0.64	0.72	0.48
Net realized and unrealized gain (loss)[b]	(0.47)	2.36	6.41	(5.96)	(1.10)

Total from investment operations	0.22	3.23	7.05	(5.24)	(0.62)

Less distributions from:
Net investment income	(0.74)	(0.70)	(0.44)	(0.47)	(0.71)

Total distributions	(0.74)	(0.70)	(0.44)	(0.47)	(0.71)

Net asset value, end of year	$23.63	$24.15	$21.62	$15.01	$20.72

Total return	0.98%	14.89%	47.30%	(25.30)%	(2.95)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$445,397	$462,387	$94,039	$21,767	$7,253
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.00%	3.53%	3.26%	4.51%	2.13%
Portfolio turnover rate[c]	6%	8%	7%	8%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$45.46	$39.13	$31.67	$38.67	$32.68

Income from investment operations:
Net investment income[a]	1.01	0.88	1.02	0.89	0.85
Net realized and unrealized gain (loss)[b]	1.79	6.46	7.59	(6.71)	6.24

Total from investment operations	2.80	7.34	8.61	(5.82)	7.09

Less distributions from:
Net investment income	(1.08)	(1.01)	(1.15)	(1.18)	(1.10)

Total distributions	(1.08)	(1.01)	(1.15)	(1.18)	(1.10)

Net asset value, end of year	$47.18	$45.46	$39.13	$31.67	$38.67

Total return	6.34%	18.86%	27.59%	(14.93)%	21.80%

Ratios/Supplemental data:
Net assets, end of year (000s)	$51,897	$45,456	$39,130	$25,335	$38,668
Ratio of expenses to average net assets	0.41%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.28%	1.98%	2.77%	2.70%	2.23%
Portfolio turnover rate[c]	65%	18%	24%	25%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2015 and July 31, 2014 were 65% and 17%, respectively. See Note 4.

See notes to financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$54.13	$47.63	$39.67	$41.01	$35.12

Income from investment operations:
Net investment income[a]	1.21	1.33	1.10	1.01	1.01
Net realized and unrealized gain (loss)[b]	1.36	6.64	8.03	(1.33)	5.80

Total from investment operations	2.57	7.97	9.13	(0.32)	6.81

Less distributions from:
Net investment income	(1.37)	(1.47)	(1.17)	(1.02)	(0.92)

Total distributions	(1.37)	(1.47)	(1.17)	(1.02)	(0.92)

Net asset value, end of year	$55.33	$54.13	$47.63	$39.67	$41.01

Total return	4.80%	16.80%	23.26%	(0.62)%	19.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$354,114	$487,142	$562,059	$595,070	$639,698
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.20%	2.56%	2.50%	2.62%	2.49%
Portfolio turnover rate[c]	5%	5%	4%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Qatar Capped ETF

	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.73	$24.26

Income from investment operations:
Net investment income (loss)[b]	0.70	(0.02)
Net realized and unrealized gain (loss)[c]	(2.44)	0.49

Total from investment operations	(1.74)	0.47

Less distributions from:
Net investment income	(0.85)	—

Total distributions	(0.85)	—

Net asset value, end of period	$22.14	$24.73

Total return	(7.10)%	1.94%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$47,590	$35,853
Ratio of expenses to average net assets[e]	0.62%	0.61%
Ratio of net investment income (loss) to average net assets[e]	2.94%	(0.34)%
Portfolio turnover rate[f]	85%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2015 and the period ended July 31, 2014 were 37% and 0%, respectively. See Note 4.

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI UAE Capped ETF

	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.00	$25.04

Income from investment operations:
Net investment income[b]	1.01	0.01
Net realized and unrealized (loss)[c]	(3.56)	(1.01)

Total from investment operations	(2.55)	(1.00)

Less distributions from:
Net investment income	(0.99)	(0.04)

Total distributions	(0.99)	(0.04)

Net asset value, end of period	$20.46	$24.00

Total return	(10.33)%	(4.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$33,756	$51,610
Ratio of expenses to average net assets[e]	0.62%	0.62%
Ratio of net investment income to average net assets[e]	4.81%	0.19%
Portfolio turnover rate[f]	72%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2015 and the period ended July 31, 2014 were 38% and 1%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI ACWI Low Carbon Target[a]	Non-diversified
MSCI Europe Financials	Diversified
MSCI Europe Small-Cap[b]	Diversified
MSCI Kokusai	Diversified
MSCI Qatar Capped	Non-diversified
MSCI UAE Capped	Non-diversified

[a]	The fund commenced operations on December 08, 2014.
[b]	Formerly the iShares Developed Small-Cap ex North America ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI ACWI Low Carbon Target
Assets:
Common Stocks	$218,930,199	$—	$—		$218,930,199
Preferred Stocks	1,867,334	—	—		1,867,334
Money Market Funds	2,832,236	—	—		2,832,236

	$223,629,769	$—	$—		$223,629,769

MSCI Europe Financials
Assets:
Common Stocks	$444,676,930	$—	$0	[a]	$444,676,930
Money Market Funds	1,009,257	—	—		1,009,257

	$445,686,187	$—	$0	[a]	$445,686,187

MSCI Europe Small-Cap
Assets:
Common Stocks	$51,346,127	$36,707	$424		$51,383,258
Preferred Stocks	310,936	—	—		310,936
Rights	14,575	—	—		14,575
Warrants	3	—	—		3
Money Market Funds	2,893,218	—	—		2,893,218

	$54,564,859	$36,707	$424		$54,601,990

MSCI Kokusai
Assets:
Common Stocks	$352,588,736	$883	$0	[a]	$352,589,619
Preferred Stocks	836,082	—	—		836,082
Money Market Funds	7,471,715	—	—		7,471,715

	$360,896,533	$883	$0	[a]	$360,897,416

MSCI Qatar Capped
Assets:
Common Stocks	$47,580,288	$—	$—		$47,580,288
Money Market Funds	34,179	—	—		34,179

	$47,614,467	$—	$—		$47,614,467

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI UAE Capped
Assets:
Common Stocks	$33,724,567	$—	$—	$33,724,567
Money Market Funds	45,831	—	—	45,831

	$33,770,398	$—	$—	$33,770,398

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI ACWI Low Carbon Target	$2,377,546	$2,377,546	$—
MSCI Europe Financials	661,197	661,197	—
MSCI Europe Small-Cap	2,739,608	2,739,608	—
MSCI Kokusai	6,648,210	6,648,210	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI ACWI Low Carbon Target ETF, BFA is entitled to an annual investment advisory fee of 0.33% based on the average daily net assets of the Fund. The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
MSCI Europe Financials	0.48%
MSCI Kokusai	0.25

Effective August 29, 2014, for its investment advisory services to the iShares MSCI Europe Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund. Prior to August 29, 2014, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.50% based on the Fund’s average daily net assets.

For its investment advisory services to each of the iShares MSCI Qatar Capped and iShares MSCI UAE Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI ACWI Low Carbon Target	$937
MSCI Europe Financials	3,242
MSCI Europe Small-Cap	6,670
MSCI Kokusai	12,316

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
MSCI ACWI Low Carbon Target ETF
BlackRock Inc.	—	900	—	900	$302,688	$2,747	$—
PNC Financial Services Group Inc. (The)	—	3,825	—	3,825	375,538	4,432	—

					$678,226	$7,179	$—

MSCI Kokusai
BlackRock Inc.	2,205	—	(832)	1,373	$461,767	$15,342	$110,600
PNC Financial Services Group Inc. (The)	8,865	160	(3,114)	5,911	580,342	14,698	69,823

					$1,042,109	$30,040	$180,423

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI Low Carbon Target	$63,955,403	$7,075,964
MSCI Europe Financials	26,088,257	27,746,221
MSCI Europe Small-Cap	26,565,552	26,431,765
MSCI Kokusai	21,088,179	21,927,517
MSCI Qatar Capped	51,010,634	33,808,289
MSCI UAE Capped	30,593,075	38,986,683

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI ACWI Low Carbon Target	$160,980,070	$—
MSCI Europe Financials	149,053,622	148,374,105
MSCI Europe Small-Cap	13,931,967	8,844,779
MSCI Kokusai	—	141,676,788
MSCI UAE Capped	1,161,689	1,874,582

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF each invests all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

The iShares MSCI Europe Financials ETF Fund invests substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares MSCI ACWI Low Carbon Target ETF Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions, the characterization of corporate actions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI ACWI Low Carbon Target	$—	$61,299	$(61,299)
MSCI Europe Financials	6,339,827	460,057	(6,799,884)
MSCI Europe Small-Cap	1,525,075	359,761	(1,884,836)
MSCI Kokusai	35,480,416	1,152,863	(36,633,279)
MSCI Qatar Capped	—	12,746	(12,746)
MSCI UAE Capped	(117,077)	(3,620)	120,697

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI ACWI Low Carbon Target
Ordinary income	$2,069,109	$—

MSCI Europe Financials
Ordinary income	$13,685,184	$13,474,465

MSCI Europe Small-Cap
Ordinary income	$1,050,007	$1,091,494

MSCI Kokusai
Ordinary income	$9,983,768	$12,848,015

MSCI Qatar Capped
Ordinary income	$1,237,579	$—

MSCI UAE Capped
Ordinary income	$2,090,666	$62,169

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI ACWI Low Carbon Target	$471,271	$(351,036)	$3,705,501	$—	$3,825,736
MSCI Europe Financials	741,242	(1,368,747)	(14,851,043)	(1,209,288)	(16,687,836)
MSCI Europe Small-Cap	207,640	(3,244,380)	425,398	(379,519)	(2,990,861)
MSCI Kokusai	1,374,968	(10,616,692)	62,769,754	(74,985)	53,453,045
MSCI Qatar Capped	27,211	(258,342)	(4,684,644)	(1,871,456)	(6,787,231)
MSCI UAE Capped	87,205	(1,361,972)	(5,867,841)	(5,338,323)	(12,480,931)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI ACWI Low Carbon Target	$351,036	$—	$—	$—	$351,036
MSCI Europe Financials	1,362,434	—	—	6,313	1,368,747
MSCI Europe Small-Cap	1,391,877	373,813	1,478,690	—	3,244,380
MSCI Kokusai	8,482,980	124,763	1,478,401	530,548	10,616,692
MSCI Qatar Capped	258,342	—	—	—	258,342
MSCI UAE Capped	1,361,972	—	—	—	1,361,972

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2015, the iShares MSCI Kokusai ETF Fund utilized $682,075 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI ACWI Low Carbon Target	$219,921,418	$11,644,421	$(7,936,070)	$3,708,351
MSCI Europe Financials	460,494,628	22,300,860	(37,109,301)	(14,808,441)
MSCI Europe Small-Cap	54,175,867	5,660,366	(5,234,243)	426,123
MSCI Kokusai	298,119,273	95,867,028	(33,088,885)	62,778,143
MSCI Qatar Capped	52,299,111	1,798,886	(6,483,530)	(4,684,644)
MSCI UAE Capped	39,638,236	2,070,154	(7,937,992)	(5,867,838)

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

The Board has approved a change of the fiscal year-end for the iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF from July 31 to August 31. This change is effective following the July 31, 2015 fiscal year-end.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF, iShares MSCI Kokusai ETF, iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI ACWI Low Carbon Target	$2,374,976
MSCI Europe Financials	14,621,252
MSCI Europe Small-Cap	922,557
MSCI Kokusai	11,599,574
MSCI UAE Capped	21,773

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
MSCI ACWI Low Carbon Target	35.30%
MSCI Kokusai	46.99

For the fiscal year ended July 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Europe Financials	$15,211,120	$931,727
MSCI Europe Small-Cap	1,078,316	70,772
MSCI Qatar Capped	1,437,356	—
MSCI UAE Capped	2,325,785	—

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Board Review and Approval of Investment Advisory

Contract

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I. iShares MSCI Europe Financials ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

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benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

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iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Europe Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

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underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Kokusai ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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iSHARES® TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Qatar Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited

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instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing

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regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

V. iShares MSCI UAE Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the

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Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as

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well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more

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extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Europe Small-Cap	$1.082508	$—	$—	$1.082508	100%	—%	—%		100%
MSCI Kokusai	1.367710	—	0.004393	1.372103	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI ACWI Low Carbon Target ETF

Period Covered: January 1, 2015 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	4.03%
Between 0.5% and –0.5%	119	95.97

	124	100.00%

iShares Europe Financials ETF

Period Covered: April 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.08%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	9	0.68
Greater than 1.5% and Less than 2.0%	20	1.51
Greater than 1.0% and Less than 1.5%	55	4.16
Greater than 0.5% and Less than 1.0%	256	19.38
Between 0.5% and –0.5%	824	62.37
Less than –0.5% and Greater than –1.0%	97	7.34
Less than –1.0% and Greater than –1.5%	40	3.03
Less than –1.5% and Greater than –2.0%	8	0.61
Less than –2.0% and Greater than –2.5%	4	0.30
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	2	0.15
Less than –3.5%	1	0.08

	1,321	100.00%

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Europe Small-Cap ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	83	6.01
Greater than 0.5% and Less than 1.0%	326	23.58
Between 0.5% and –0.5%	746	53.97
Less than –0.5% and Greater than –1.0%	122	8.83
Less than –1.0% and Greater than –1.5%	45	3.26
Less than –1.5% and Greater than –2.0%	15	1.09
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,382	100.00%

iShares MSCI Kokusai ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	29	2.10
Greater than 1.0% and Less than 1.5%	103	7.45
Greater than 0.5% and Less than 1.0%	235	17.01
Between 0.5% and –0.5%	973	70.42
Less than –0.5% and Greater than –1.0%	23	1.66
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Qatar Capped ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.79%
Greater than 2.5% and Less than 3.0%	1	0.40
Greater than 2.0% and Less than 2.5%	5	1.98
Greater than 1.5% and Less than 2.0%	9	3.57
Greater than 1.0% and Less than 1.5%	37	14.68
Greater than 0.5% and Less than 1.0%	65	25.79
Between 0.5% and –0.5%	88	34.92
Less than –0.5% and Greater than –1.0%	26	10.32
Less than –1.0% and Greater than –1.5%	17	6.75
Less than –1.5% and Greater than –2.0%	1	0.40
Less than –2.0% and Greater than –2.5%	1	0.40

	252	100.00%

iShares MSCI UAE Capped ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.40%
Greater than 2.5% and Less than 3.0%	3	1.19
Greater than 2.0% and Less than 2.5%	3	1.19
Greater than 1.5% and Less than 2.0%	6	2.38
Greater than 1.0% and Less than 1.5%	16	6.35
Greater than 0.5% and Less than 1.0%	36	14.29
Between 0.5% and –0.5%	112	44.43
Less than –0.5% and Greater than –1.0%	42	16.67
Less than –1.0% and Greater than –1.5%	23	9.13
Less than –1.5% and Greater than –2.0%	9	3.57
Less than –2.0% and Greater than –2.5%	1	0.40

	252	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Kokusai ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of BFA’s financial year ending December 31, 2014 was USD 79.5 thousand. This figure is comprised of fixed remuneration of USD 32.1 thousand and variable remuneration of USD 47.4 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Kokusai ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 11.0 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.0 thousand.

SUPPLEMENTAL INFORMATION	113

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Mark Wiedman[b] (44)	Trustee (since 2013).		Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	115

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	117

Notes:

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI, Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-75-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
➢	iShares MSCI All Country Asia ex Japan Small-Cap ETF | AXJS | NASDAQ
➢	iShares MSCI All Country Asia Information Technology ETF | AAIT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

ASIA MARKET OVERVIEW

Equity markets in Asia produced negative returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI AC Asia Pacific Index, a broad measure of equity market performance in Asia, returned -2.30% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. In contrast, weaker economic growth in Asia and other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against the Japanese yen, 12% against the South Korean won, 5% against the Indian rupee, and 1% against the Chinese yuan. The stronger U.S. dollar had a meaningful impact on Asian equity returns for U.S. investors. For example, the MSCI AC Asia Pacific Index returned 11.55% in local currency terms for the reporting period.

Within the region, Japan was one of the best-performing stock markets during the reporting period. With Japan’s economy facing a recession, the Bank of Japan implemented a series of aggressive measures in an effort to revive the Japanese economy, inject liquidity into the capital markets, and keep deflation at bay. These efforts provided a favorable environment for equity market performance in Japan.

Equity markets in China and India also performed well during the reporting period. Although China remained one of the world’s fastest-growing economies, the country’s 7.4% economic growth rate in 2014 was its slowest in 24 years. As a result, the Chinese central bank lowered interest rates to record low levels, and the Chinese government implemented new credit and tax policies to boost the country’s struggling housing market. Chinese regulators also intervened in the Chinese equity market to curb severe levels of volatility late in the reporting period.

The stock market results in India stemmed from optimism regarding the economic reforms set in motion by the country’s new prime minister, Narendra Modi, who was elected in May 2014. The country also benefited from a sharp decline in energy prices, as India imports more than 80% of its oil. The central bank in India implemented a series of interest rate cuts to further aid the Indian economy.

Stocks in South Korea declined markedly for the reporting period. The South Korean economy slowed meaningfully during the reporting period, driven by a decline in exports and an outbreak of Middle East Respiratory Syndrome that restrained domestic consumption. The central bank in South Korea responded with a series of interest rate cuts, pushing its base interest rate to an all-time low.

Malaysia and Indonesia were also among the weaker-performing Asian equity markets during the reporting period. Commodity exports are an integral part of both countries’ economies, and declining demand for commodities around the globe during the reporting period led to weaker economic growth for both countries. Malaysia’s stock market was also adversely affected by a political scandal involving its prime minister, which led many foreign investors to shift funds out of the Malaysian market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.22)%	(6.54)%	(6.29)%	(7.22)%	(6.54)%	(6.29)%
5 Years	3.07%	2.92%	4.86%	16.35%	15.47%	26.77%
Since Inception	4.26%	4.21%	5.01%	33.75%	33.33%	40.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/13/08. The first day of secondary market trading was 8/15/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$957.20	$3.35	$1,000.00	$1,021.40	$3.46	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -7.22%, net of fees, while the total return for the Index was -6.29%.

Stocks in Asia outside of Japan, as represented by the Index, had a collective decline for the reporting period.

China, the largest weighting in the Index at an average of 27%, experienced modest gains during the reporting period and contributed positively to the Index return. Economic growth in China cooled throughout the reporting period, with quarterly GDP growth dipping in the first quarter of 2015 to its lowest rate since records began in 2010. Nonetheless, the Chinese equity market soared, as investors poured borrowed funds into Chinese equities. However, in the final weeks of the reporting period, as many investors were unable to meet margin calls on their borrowings, Chinese stocks plummeted, negating measures taken by the Chinese government to curb losses and revitalize the economy.

Other Asian economies are dependent on China’s economic wellbeing for their own economic wellbeing. As China’s economy cooled, so did its demand for goods and services from surrounding countries. The equity markets of South Korea, Malaysia, Indonesia, and Taiwan all declined during the reporting period, detracting from Index returns. As with China, GDP growth rates in these countries fell throughout the reporting period. South Korea’s economy struggled under the pressure of slowing productivity growth and sluggish consumer demand. Malaysia experienced low credit card spending along with weak manufacturing wage growth, while Indonesia’s economy slowed to its lowest level in five years amid flat consumer spending and a decline in government spending.

From a sector standpoint, the consumer discretionary sector detracted the most from Index performance, reflecting the decline in spending among constituent countries. The information technology sector also declined as demand cooled in the region. The energy and materials sectors detracted amid a decline in prices for oil and other commodities.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	34.30%
Information Technology	20.32
Industrials	9.02
Consumer Discretionary	7.95
Telecommunication Services	6.97
Consumer Staples	5.64
Energy	4.77
Materials	4.43
Utilities	4.24
Health Care	2.36

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

China	28.13%
South Korea	16.86
Taiwan	14.78
Hong Kong	13.45
India	9.93
Singapore	5.64
Malaysia	4.01
Indonesia	2.83
Thailand	2.66
Philippines	1.71

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.70)%	(5.58)%	(5.28)%	(6.70)%	(5.58)%	(5.28)%
Since Inception	3.90%	3.79%	5.48%	14.31%	13.86%	20.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$981.00	$3.68	$1,000.00	$1,021.10	$3.76	0.75%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

The iShares MSCI All Country Asia ex Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of Asian small-capitalization equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -6.70%, net of fees, while the total return for the Index was -5.28%.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

Small-capitalization stocks in Asia outside of Japan, as represented by the Index, produced a collective decline for the reporting period.

China posted gains during the reporting period and contributed positively to the Index return. Economic growth cooled throughout the reporting period, with quarterly GDP growth dipping in the first quarter of 2015 to its lowest rate since records began in 2010. Nonetheless, the Chinese equity market rallied, as investors poured borrowed funds into Chinese equities. In the final weeks of the reporting period, however, as investors were unable to meet margin calls, Chinese stocks plummeted, negating measures taken by the Chinese government to curb losses and revitalize the economy.

South Korea contributed to the Index return as prices on its secondary stock exchange accelerated. Investors, evidently losing patience with the slower gains of the main stock exchange, chose to invest leveraged funds into the technology-heavy secondary exchange, driving up prices. South Korean GDP growth remained in check throughout the reporting period.

Many other Asian economies are dependent on China’s economic wellbeing for their own export trade. Taiwan detracted meaningfully from Index performance as it lowered GDP estimates for 2015 when export levels came under pressure. Thailand also struggled with reduced export levels and detracted from the Index return. Singapore, Malaysia, and Indonesia all detracted as well.

Hong Kong small-capitalization stocks declined, falling more than their larger-capitalization counterparts. The country’s slow GDP growth and a sharp sell-off in China late in the reporting period worked against Hong Kong’s equity market during the reporting period.

From a sector standpoint, healthcare companies were strong contributors to Index returns, benefiting from the strong pace of innovation, growth, and acquisitions within the pharmaceutical and biotechnology industries during the reporting period. The energy and materials sectors were large detractors amid a decline in prices for oil and other commodities.

Special note – On June 25, 2015, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 21, 2015, the Fund stopped accepting creation orders. Trading in the Fund was halted prior to market open on August 24, 2015. Proceeds of the liquidation were sent to shareholders on August 28, 2015.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	19.90%
Consumer Discretionary	18.01
Industrials	16.54
Information Technology	16.09
Materials	9.09
Health Care	8.67
Consumer Staples	6.40
Utilities	2.35
Energy	1.61
Telecommunication Services	1.34

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

China	22.73%
South Korea	20.95
Taiwan	15.80
India	11.57
Hong Kong	10.29
Singapore	6.87
Malaysia	3.79
Thailand	3.60
Indonesia	2.74
Philippines	1.66

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.81)%	(4.83)%	(4.67)%	(5.81)%	(4.83)%	(4.67)%
Since Inception	7.33%	7.07%	8.27%	27.88%	26.80%	31.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$945.70	$3.33	$1,000.00	$1,021.40	$3.46	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

The iShares MSCI All Country Asia Information Technology ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities in the information technology sector, as represented by the MSCI AC Asia Information Technology Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -5.81%, net of fees, while the total return for the Index was -4.67%.

Asian technology stocks, as represented by the Index, declined for the reporting period in an environment of high market volatility.

Within the Index, technology hardware and equipment companies detracted from Index performance. The industry group benefited early in the reporting period from demand for smartphones, with global sales reaching a record level in the fourth quarter of 2014. In the first quarter of 2015, however, global sales of smartphones slowed, with shipments to China decreasing for the first time in nine years as the market appeared to reach a saturation point. Demand for tablets also softened globally during the reporting period.

Semiconductor companies faced mixed results during the reporting period, but detracted from the Index’s performance overall. Smartphone sales declined, which reduced demand for semiconductor chips. In addition, demand for tablets, personal computers, and televisions also decreased during the reporting period.

Meanwhile, the software and services industry contributed positively to the Index return during the period. The key industry performance driver was the continuing shift toward cloud computing. Global cloud computing revenue reached $95.8 billion at the end of 2014, a 25.9% increase over 2013, and industry analysts forecast an additional 23.2% increase in 2015 compared with 2014.

From a country standpoint, South Korea was the largest detractor during the reporting period, with weak results also coming from Taiwan. Both countries, which rely heavily on trade with neighboring China, suffered from China’s slowing economy during the reporting period.

On the upside, Japanese stocks contributed positively to the Index’s return, benefiting from improving economic growth, as well as a weak yen, which made Japanese exports more affordable to foreign buyers. China also made a positive contribution even as economic growth there cooled throughout the reporting period.

Special note – On June 25, 2015, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 21, 2015, the Fund stopped accepting creation orders. Trading in the Fund was halted prior to market open on August 24, 2015. Proceeds of the liquidation were sent to shareholders on August 28, 2015.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Technology Hardware, Storage & Peripherals	28.25%
Electronic Equipment, Instruments & Components	23.05
Semiconductors & Semiconductor Equipment	20.94
Internet Software & Services	13.32
IT Services	10.25
Software	3.95
Communications Equipment	0.24

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	32.78%
Taiwan	27.64
South Korea	19.75
China	12.53
India	7.01
Hong Kong	0.29

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.61%

CHINA — 27.95%
AAC Technologies Holdings Inc.	928,000	$5,267,082
Agricultural Bank of China Ltd. Class H	25,914,000	11,699,625
Air China Ltd. Class H	2,680,000	2,693,033
Alibaba Health Information Technology Ltd.[a]	2,960,000	2,745,301
Alibaba Pictures Group Ltd.[a,b]	12,340,000	3,565,600
Aluminum Corp. of China Ltd. Class Ha,b	4,938,000	1,726,195
Anhui Conch Cement Co. Ltd. Class H	1,234,000	3,836,203
Anta Sports Products Ltd.	1,234,000	3,164,470
AviChina Industry & Technology Co. Ltd. Class H	2,480,000	2,079,383
Bank of China Ltd. Class H	91,933,000	50,281,326
Bank of Communications Co. Ltd. Class H	10,489,100	9,227,669
BBMG Corp. Class H	1,537,000	1,179,669
Beijing Capital International Airport Co. Ltd. Class H	1,234,000	1,271,837
Beijing Enterprises Holdings Ltd.	617,000	4,540,569
Beijing Enterprises Water Group Ltd.	4,946,000	3,694,044
Belle International Holdings Ltd.	5,553,000	5,773,407
Brilliance China Automotive Holdings Ltd.	3,702,000	4,909,067
Byd Co. Ltd. Class Hb	617,000	2,729,912
CGN Power Co. Ltd. Class Hc	7,404,000	3,256,793
China Agri-Industries Holdings Ltd.[a]	2,468,100	1,076,091
China Cinda Asset Management Co. Ltd. Class H	10,489,000	4,681,442
China CITIC Bank Corp. Ltd. Class Ha	9,872,200	7,042,202
China Coal Energy Co. Ltd. Class Hb	3,085,000	1,508,217
China Communications Construction Co. Ltd. Class H	4,936,000	6,341,674
China Communications Services Corp. Ltd. Class H	2,468,000	1,117,434
China Conch Venture Holdings Ltd.	925,500	1,907,755

Security	Shares	Value
China Construction Bank Corp. Class H	98,103,390	$80,104,544
China COSCO Holdings Co. Ltd. Class Ha,b	3,085,000	1,575,868
China Everbright Bank Co. Ltd. Class H	3,085,000	1,719,129
China Everbright International Ltd.	3,085,000	4,751,480
China Everbright Ltd.	1,234,000	2,992,557
China Galaxy Securities Co. Ltd. Class H	4,010,500	3,616,139
China Gas Holdings Ltd.	2,468,000	4,329,657
China Huishan Dairy Holdings Co. Ltd.[b]	6,787,000	2,057,383
China International Marine Containers Group Co. Ltd. Class H	679,183	1,440,317
China Life Insurance Co. Ltd. Class H	8,638,000	31,811,837
China Longyuan Power Group Corp. Ltd.	3,702,000	4,235,742
China Medical System Holdings Ltd.	1,234,000	1,639,539
China Mengniu Dairy Co. Ltd.	1,851,000	8,368,813
China Merchants Bank Co. Ltd. Class H	5,244,946	13,565,157
China Merchants Holdings International Co. Ltd.	1,234,000	4,512,712
China Minsheng Banking Corp. Ltd. Class H	6,787,100	7,643,071
China Mobile Ltd.	7,095,500	92,900,591
China National Building Material Co. Ltd. Class H	3,702,000	2,803,135
China Oilfield Services Ltd. Class H	2,468,000	3,027,576
China Overseas Land & Investment Ltd.	4,937,760	15,573,215
China Pacific Insurance Group Co. Ltd. Class H	3,085,000	12,933,259
China Petroleum & Chemical Corp. Class H	29,904,000	22,681,723
China Power International Development Ltd.	3,702,000	2,621,671
China Railway Construction Corp. Ltd. Class H	2,365,500	3,069,661

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
China Railway Group Ltd. Class H	4,936,000	$4,215,048
China Resources Cement Holdings Ltd.	2,468,000	1,286,163
China Resources Enterprise Ltd.	1,234,000	3,995,382
China Resources Gas Group Ltd.	1,234,000	3,764,573
China Resources Land Ltd.	2,895,555	8,123,824
China Resources Power Holdings Co. Ltd.	2,468,000	6,348,041
China Shenhua Energy Co. Ltd. Class H	4,010,500	7,635,796
China Shipping Container Lines Co. Ltd. Class Ha,b	4,579,000	1,435,312
China Southern Airlines Co. Ltd. Class H	1,904,000	1,886,243
China State Construction International Holdings Ltd.	2,468,000	3,839,387
China Taiping Insurance Holdings Co. Ltd.[a]	1,899,190	5,671,381
China Telecom Corp. Ltd. Class H	16,042,000	8,980,855
China Unicom Hong Kong Ltd.	7,404,000	10,448,481
China Vanke Co. Ltd. Class Hb	1,580,084	3,758,465
Chongqing Changan Automobile Co. Ltd. Class B	962,063	2,047,655
Chongqing Rural Commercial Bank Co. Ltd. Class H	3,089,000	2,211,466
CITIC Ltd.	2,468,000	4,418,797
CITIC Securities Co. Ltd. Class H	2,468,000	6,749,171
CNOOC Ltd.	20,978,000	26,005,002
COSCO Pacific Ltd.	2,468,000	3,221,774
CRRC Corp. Ltd. Class H	5,553,500	7,006,079
CSPC Pharmaceutical Group Ltd.	6,170,000	5,650,839
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	678,700	4,920,209
Datang International Power Generation Co. Ltd. Class H	3,364,000	1,453,685
Dongfeng Motor Group Co. Ltd. Class H	2,468,000	2,842,929
ENN Energy Holdings Ltd.	966,000	6,417,321
Evergrande Real Estate Group Ltd.[b]	6,170,000	4,082,930
Far East Horizon Ltd.	1,851,000	1,726,292
Fosun International Ltd.	1,976,000	4,154,741
Franshion Properties China Ltd.	3,712,000	1,201,852

Security	Shares	Value
GCL-Poly Energy Holdings Ltd.[a,b]	12,341,000	$2,499,306
Geely Automobile Holdings Ltd.	6,170,000	2,594,611
GF Securities Co. Ltd.[a]	1,110,600	2,157,506
Goldin Properties Holdings Ltd.[a,b]	1,378,782	1,058,235
GOME Electrical Appliances Holding Ltd.	12,560,160	2,187,250
Great Wall Motor Co. Ltd. Class H	1,304,000	4,314,539
Guangdong Investment Ltd.	3,702,000	5,023,676
Guangzhou Automobile Group Co. Ltd. Class H	2,468,855	1,977,683
Guangzhou R&F Properties Co. Ltd. Class Ha	1,234,000	1,233,634
Haitian International Holdings Ltd.	617,000	1,278,204
Haitong Securities Co. Ltd. Class H	3,702,000	6,695,051
Hanergy Thin Film Power Group Ltd.[a,b]	16,080,000	21
Hengan International Group Co. Ltd.	925,500	10,344,617
Huadian Power International Corp. Ltd. Class H	2,468,000	2,495,920
Huaneng Power International Inc. Class H	3,712,000	4,539,267
Huaneng Renewables Corp. Ltd. Class H	4,936,000	2,094,790
Huatai Securities Co. Ltd.[a,c]	987,200	2,108,798
Industrial & Commercial Bank of China Ltd. Class H	85,146,350	58,651,176
Inner Mongolia Yitai Coal Co. Ltd. Class B	1,295,752	1,335,920
Jiangsu Expressway Co. Ltd. Class H	1,240,000	1,546,741
Jiangxi Copper Co. Ltd. Class H	1,234,000	1,671,375
Kingsoft Corp. Ltd.	617,000	1,647,498
Kunlun Energy Co. Ltd.	3,702,000	3,528,989
Lenovo Group Ltd.	7,404,000	8,032,150
Longfor Properties Co. Ltd.	1,851,500	2,646,262
Luye Pharma Group Ltd.[a]	1,542,500	1,611,683
New China Life Insurance Co. Ltd. Class H	925,500	3,975,485
New World China Land Ltd.	2,474,000	1,525,447
Nine Dragons Paper (Holdings) Ltd.	1,856,000	1,371,835
People’s Insurance Co. Group of China Ltd. (The) Class H	7,404,000	3,839,387

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
PetroChina Co. Ltd. Class H	24,680,000	$24,481,664
PICC Property & Casualty Co. Ltd. Class H	3,937,876	8,198,511
Ping An Insurance Group Co. of China Ltd. Class H	6,170,000	35,496,820
Semiconductor Manufacturing International Corp.[a]	29,616,000	2,674,200
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,468,000	1,655,457
Shanghai Electric Group Co. Ltd. Class Hb	3,702,000	2,287,396
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	308,500	915,277
Shanghai Industrial Holdings Ltd.	617,000	1,814,636
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	864,400	2,047,184
Shenzhou International Group Holdings Ltd.	617,000	3,243,263
Shimao Property Holdings Ltd.	1,543,000	2,762,643
Shui On Land Ltd.	4,017,233	1,098,582
Sihuan Pharmaceutical Holdings Group Ltd.	4,860,000	940,366
Sino Biopharmaceutical Ltd.	2,468,000	2,862,031
Sino-Ocean Land Holdings Ltd.	4,010,500	2,752,197
Sinopec Engineering Group Co. Ltd. Class H	1,235,000	1,011,603
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	3,702,000	1,509,013
Sinopharm Group Co. Ltd. Class H	1,480,800	5,692,226
Sinotrans Ltd. Class H	2,468,000	1,518,564
SOHO China Ltd.	2,162,500	1,361,273
Sun Art Retail Group Ltd.[b]	3,085,000	2,347,884
Sunac China Holdings Ltd.	1,851,000	1,657,049
Tencent Holdings Ltd.	5,984,900	111,710,722
Tingyi Cayman Islands Holding Corp.	2,468,000	4,749,888
Tsingtao Brewery Co. Ltd. Class H	460,000	2,453,594
Want Want China Holdings Ltd.	6,787,000	7,030,121
Weichai Power Co. Ltd. Class H	1,234,800	1,854,040
Yanzhou Coal Mining Co. Ltd. Class Hb	2,468,000	1,416,689
Yuexiu Property Co. Ltd.	8,004,540	1,579,782

Security	Shares	Value
Zhejiang Expressway Co. Ltd. Class H	1,240,000	$1,428,376
Zhuzhou CSR Times Electric Co. Ltd. Class H	617,000	4,190,376
Zijin Mining Group Co. Ltd. Class H	7,258,000	1,947,376
ZTE Corp. Class H	894,800	1,989,906

		1,025,456,234
HONG KONG — 13.37%
AIA Group Ltd.	14,067,600	91,639,101
ASM Pacific Technology Ltd.[b]	308,500	2,793,584
Bank of East Asia Ltd. (The)	1,357,400	5,498,028
BOC Hong Kong Holdings Ltd.	4,319,000	17,410,156
Cathay Pacific Airways Ltd.	1,234,000	2,919,335
Cheung Kong Infrastructure Holdings Ltd.	617,000	5,368,297
Cheung Kong Property Holdings Ltd.[a]	3,085,132	25,708,438
CK Hutchison Holdings Ltd.	3,085,132	45,805,592
CLP Holdings Ltd.	2,159,500	18,343,340
Country Garden Holdings Co. Ltd.	5,819,838	2,282,201
First Pacific Co. Ltd./Hong Kong[b]	2,469,000	1,977,799
Galaxy Entertainment Group Ltd.[b]	2,468,000	11,365,350
Haier Electronics Group Co. Ltd.	1,245,000	2,926,086
Hang Lung Properties Ltd.[b]	2,468,000	7,051,610
Hang Seng Bank Ltd.	925,500	18,970,106
Henderson Land Development Co. Ltd.	1,234,440	8,152,849
HKT Trust & HKT Ltd.	3,085,640	3,757,393
Hong Kong & China Gas Co. Ltd.	8,021,860	16,370,087
Hong Kong Exchanges and Clearing Ltd.	1,298,900	35,219,068
Hysan Development Co. Ltd.[b]	617,000	2,642,364
Kerry Properties Ltd.	925,500	3,456,165
Li & Fung Ltd.[b]	7,282,000	5,636,005
Link REIT (The)	2,776,500	16,331,721
MGM China Holdings Ltd.[b]	1,234,000	2,620,079
MTR Corp. Ltd.	1,851,000	8,249,429
New World Development Co. Ltd.	6,170,666	7,458,321
NWS Holdings Ltd.	1,851,500	2,784,785
PCCW Ltd.	4,940,000	2,956,748
Power Assets Holdings Ltd.	1,542,500	14,534,993

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
Sands China Ltd.	2,961,600	$13,103,580
Shangri-La Asia Ltd.[b]	1,234,333	1,592,215
Sino Land Co. Ltd.	3,703,200	5,751,393
SJM Holdings Ltd.[b]	2,470,000	2,867,536
Sun Hung Kai Properties Ltd.	1,851,000	28,437,251
Swire Pacific Ltd. Class A	617,000	7,907,195
Swire Properties Ltd.	1,357,400	4,368,656
Techtronic Industries Co. Ltd.[b]	1,851,000	6,530,301
WH Group Ltd.[a,b,c]	6,787,000	4,351,146
Wharf Holdings Ltd. (The)[b]	1,851,000	11,747,378
Wheelock & Co. Ltd.[b]	1,234,000	6,391,019
Wynn Macau Ltd.[b]	1,974,400	4,080,065
Yue Yuen Industrial Holdings Ltd.	925,500	3,008,475

		490,365,240
INDIA — 9.87%
ACC Ltd.	27,148	587,433
Adani Ports & Special Economic Zone Ltd.	589,236	2,986,698
Aditya Birla Nuvo Ltd.	42,576	1,460,653
Ambuja Cements Ltd.	811,424	2,939,786
Apollo Hospitals Enterprise Ltd.	95,635	2,028,274
Asian Paints Ltd.	334,414	4,604,319
Aurobindo Pharma Ltd.	331,780	3,932,107
Bajaj Auto Ltd.	100,571	3,960,996
Bharat Forge Ltd.	122,783	2,198,073
Bharat Heavy Electricals Ltd.	710,167	3,082,978
Bharat Petroleum Corp. Ltd.	201,842	2,917,379
Bharti Airtel Ltd.	1,403,058	9,164,335
Bharti Infratel Ltd.	554,066	3,868,288
Bosch Ltd.[a]	9,212	3,544,349
Cairn India Ltd.	454,729	1,226,569
Cipla Ltd.	401,667	4,441,827
Coal India Ltd.	759,527	5,200,868
Container Corp. of India Ltd.	77,742	1,990,649
Dabur India Ltd.	528,769	2,418,782
Divi’s Laboratories Ltd.	50,794	1,553,966
DLF Ltd.	287,522	515,913
Dr. Reddy’s Laboratories Ltd.	141,293	8,982,230
Eicher Motors Ltd.	12,957	3,853,906
GAIL (India) Ltd.	386,242	2,138,185
GlaxoSmithKline Consumer Healthcare Ltd.	12,480	1,225,116
Godrej Consumer Products Ltd.	144,995	3,111,872
HCL Technologies Ltd.	641,063	9,980,647
Hero Motocorp Ltd.	49,977	2,091,033

Security	Shares	Value
Hindalco Industries Ltd.	1,312,976	$2,154,226
Hindustan Unilever Ltd.	896,501	12,886,515
Housing Development Finance Corp. Ltd.	1,738,089	36,334,995
ICICI Bank Ltd.	1,303,104	6,145,816
Idea Cellular Ltd.	1,260,531	3,407,972
Infosys Ltd.	2,137,288	35,901,913
ITC Ltd.	2,635,824	13,401,478
Jindal Steel & Power Ltd.	414,007	510,098
JSW Steel Ltd.	101,188	1,312,151
Larsen & Toubro Ltd.	363,513	10,155,348
LIC Housing Finance Ltd.	332,730	2,590,510
Lupin Ltd.	257,906	6,824,725
Mahindra & Mahindra Financial Services Ltd.	329,794	1,326,517
Mahindra & Mahindra Ltd.	418,326	8,896,528
Marico Ltd.	264,076	1,812,382
Motherson Sumi Systems Ltd.	258,320	1,399,810
Motherson Sumi Systems Ltd. New	133,668	724,331
Nestle India Ltd.	27,148	2,691,758
NTPC Ltd.	1,435,142	3,022,791
Oil & Natural Gas Corp. Ltd.	927,968	3,946,725
Oil India Ltd.	132,655	894,495
Piramal Enterprises Ltd.	78,976	1,133,433
Power Finance Corp. Ltd.	312,819	1,200,913
Reliance Communications Ltd.[a]	981,647	1,079,352
Reliance Industries Ltd.	1,519,671	23,744,933
Rural Electrification Corp. Ltd.	352,924	1,491,658
Shree Cement Ltd.	9,872	1,758,495
Shriram Transport Finance Co. Ltd.	177,696	2,470,410
Siemens Ltd.	91,316	2,072,541
State Bank of India	1,767,088	7,442,538
Sun Pharmaceuticals Industries Ltd.	981,647	12,590,910
Tata Consultancy Services Ltd.	546,662	21,406,272
Tata Motors Ltd.[a]	969,434	5,803,613
Tata Power Co. Ltd.	1,345,060	1,435,932
Tata Steel Ltd.	357,860	1,378,012
Tech Mahindra Ltd.	283,820	2,349,150
Ultratech Cement Ltd.	43,190	2,121,266
United Breweries Ltd.	81,444	1,341,603
United Spirits Ltd.[a]	62,317	3,601,551
UPL Ltd.	325,776	2,721,820

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
Vedanta Ltd.	1,068,027	$2,169,595
Wipro Ltd.	739,783	6,574,816
Zee Entertainment Enterprises Ltd.	633,498	3,940,207

		362,177,335
INDONESIA — 2.82%
Adaro Energy Tbk PT	16,288,800	710,434
Astra Agro Lestari Tbk PT	493,600	732,509
Astra International Tbk PT	23,569,400	11,586,510
Bank Central Asia Tbk PT	14,314,400	13,862,032
Bank Danamon Indonesia Tbk PT	3,825,446	1,187,719
Bank Mandiri Persero Tbk PT	10,920,951	7,689,674
Bank Negara Indonesia Persero Tbk PT	8,823,115	3,104,641
Bank Rakyat Indonesia Persero Tbk PT	12,957,000	9,578,267
Bumi Serpong Damai Tbk PT	8,885,000	1,175,690
Charoen Pokphand Indonesia Tbk PT	9,008,200	1,688,101
Global Mediacom Tbk PT	7,527,400	692,782
Gudang Garam Tbk PT	555,300	2,031,961
Indocement Tunggal Prakarsa Tbk PT	1,727,600	2,557,397
Indofood CBP Sukses Makmur Tbk PT	1,480,800	1,346,431
Indofood Sukses Makmur Tbk PT	4,997,700	2,253,629
Jasa Marga Persero Tbk PT	2,344,600	992,263
Kalbe Farma Tbk PT	25,173,600	3,247,306
Lippo Karawaci Tbk PT	23,384,300	1,996,590
Matahari Department Store Tbk PT	2,529,700	3,272,574
Media Nusantara Citra Tbk PT	5,738,100	867,449
Perusahaan Gas Negara Persero Tbk PT	12,833,600	3,794,818
Semen Indonesia Persero Tbk PT	3,455,200	2,579,746
Summarecon Agung Tbk PT	11,846,400	1,523,765
Surya Citra Media Tbk PT	5,738,100	1,251,332
Tambang Batubara Bukit Asam Persero Tbk PT	925,500	410,497
Telekomunikasi Indonesia Persero Tbk PT	58,800,100	12,779,323
Tower Bersama Infrastructure Tbk PT	2,282,900	1,413,364

Security	Shares	Value
Unilever Indonesia Tbk PT	1,789,300	$5,290,852
United Tractors Tbk PT	1,974,443	2,948,346
XL Axiata Tbk PTa	3,455,200	757,322

		103,323,324
MALAYSIA — 3.98%
AirAsia Bhd	1,419,100	504,635
Alliance Financial Group Bhd	1,234,000	1,368,064
AMMB Holdings Bhd	2,221,200	3,246,570
Astro Malaysia Holdings Bhd	2,039,400	1,637,066
Axiata Group Bhd	3,023,300	5,035,540
Berjaya Sports Toto Bhd	740,490	644,746
British American Tobacco Malaysia Bhd	123,400	2,177,932
Bumi Armada Bhd[a]	2,097,800	608,853
CIMB Group Holdings Bhd	5,923,200	8,332,283
Dialog Group Bhd	4,442,462	1,870,143
DiGi.Com Bhd	4,010,500	5,662,623
Felda Global Ventures Holdings Bhd	1,357,500	596,313
Gamuda Bhd	1,912,700	2,410,567
Genting Bhd	2,529,700	5,384,170
Genting Malaysia Bhd	3,640,300	4,064,343
Genting Plantations Bhd	247,000	671,669
Hong Leong Bank Bhd	555,300	1,971,754
Hong Leong Financial Group Bhd	247,000	1,024,296
IHH Healthcare Bhd	2,961,600	4,653,998
IJM Corp. Bhd[b]	1,727,600	3,071,690
IOI Corp. Bhd	3,578,600	3,967,385
IOI Properties Group Bhd	1,789,333	893,614
Kuala Lumpur Kepong Bhd	493,600	2,839,378
Lafarge Malaysia Bhd	523,300	1,293,028
Malayan Banking Bhd	5,367,900	12,912,715
Malaysia Airports Holdings Bhd	802,100	1,243,680
Maxis Bhd	2,221,200	3,873,815
MISC Bhd	1,357,500	2,768,597
Petronas Chemicals Group Bhd	3,270,100	5,480,806
Petronas Dagangan Bhd	308,900	1,702,605
Petronas Gas Bhd	802,100	4,630,767
PPB Group Bhd	555,300	2,241,818
Public Bank Bhd	2,961,630	14,713,288
RHB Capital Bhd	617,000	1,198,669
Sapurakencana Petroleum Bhd[b]	3,948,800	2,529,627
Sime Darby Bhd	3,516,900	8,018,661
Telekom Malaysia Bhd	1,357,800	2,325,426
Tenaga Nasional Bhd	3,948,800	12,596,512

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
UMW Holdings Bhd	678,700	$1,774,611
Westports Holdings Bhd	1,172,300	1,229,160
YTL Corp. Bhd	4,997,700	2,064,679
YTL Power International Bhd	1,912,720	785,193

		146,021,289
PHILIPPINES — 1.70%
Aboitiz Equity Ventures Inc.	2,221,220	2,841,180
Aboitiz Power Corp.	1,789,300	1,709,684
Alliance Global Group Inc.	2,468,000	1,219,565
Ayala Corp.	246,808	4,209,254
Ayala Land Inc.	8,638,000	7,063,763
Bank of the Philippine Islands	937,849	1,948,085
BDO Unibank Inc.	1,838,669	4,036,348
DMCI Holdings Inc.	4,319,000	1,123,780
Energy Development Corp.	11,044,300	1,731,445
Globe Telecom Inc.	40,165	2,265,786
GT Capital Holdings Inc.	92,550	2,833,060
International Container Terminal Services Inc.	623,170	1,497,461
JG Summit Holdings Inc.	2,955,437	4,685,015
Jollibee Foods Corp.	493,600	2,050,596
Megaworld Corp.	14,191,000	1,470,763
Metro Pacific Investments Corp.	12,340,000	1,308,604
Metropolitan Bank & Trust Co.	450,411	870,095
Philippine Long Distance Telephone Co.	114,145	7,202,853
SM Investments Corp.	185,100	3,614,175
SM Prime Holdings Inc.	9,008,225	4,224,914
Universal Robina Corp.	1,057,700	4,424,139

		62,330,565
SINGAPORE — 5.60%
Ascendas REIT	2,468,535	4,365,895
CapitaLand Commercial Trust	2,406,300	2,506,013
CapitaLand Ltd.[b]	3,085,500	7,261,061
CapitaLand Mall Trust	2,899,900	4,238,690
City Developments Ltd.[b]	493,600	3,365,701
ComfortDelGro Corp. Ltd.[b]	2,468,000	5,429,131
DBS Group Holdings Ltd.[b]	2,036,100	30,028,867
Genting Singapore PLC	7,404,600	4,762,149
Global Logistic Properties Ltd.[b]	3,702,000	6,222,758
Golden Agri-Resources Ltd.	8,021,707	1,846,699
Hutchison Port Holdings Trust[b]	6,972,171	4,183,303
Jardine Cycle & Carriage Ltd.[b]	93,366	2,016,345
Keppel Corp. Ltd.[b]	1,727,600	9,469,415
Noble Group Ltd.[b]	5,491,364	1,826,040

Security	Shares	Value
Oversea-Chinese Banking Corp. Ltd.[b]	3,483,575	$26,197,462
SembCorp Industries Ltd.[b]	1,234,000	3,219,601
Sembcorp Marine Ltd[b]	1,110,600	2,118,443
Singapore Airlines Ltd.	617,000	4,842,929
Singapore Exchange Ltd.[b]	925,500	5,390,802
Singapore Press Holdings Ltd.[b]	1,322,700	4,040,697
Singapore Technologies Engineering Ltd.[b]	1,851,000	4,437,097
Singapore Telecommunications Ltd.	9,316,700	27,848,647
StarHub Ltd.	678,700	1,899,745
Suntec REIT[b]	3,085,000	3,844,131
United Overseas Bank Ltd.[b]	1,480,800	24,025,258
UOL Group Ltd.[b]	555,300	2,719,075
Wilmar International Ltd.	2,221,200	5,194,650
Yangzijiang Shipbuilding Holdings Ltd.[b]	2,406,300	2,268,601

		205,569,205
SOUTH KOREA — 15.98%
AmorePacific Corp.	37,657	13,226,533
AmorePacific Group	30,523	5,073,472
BNK Financial Group Inc.	231,992	2,726,052
Celltrion Inc.[a,b]	69,104	4,600,437
Cheil Industries Inc.[a,b]	30,233	4,327,674
Cheil Worldwide Inc.[a]	99,337	1,621,447
CJ CheilJedang Corp.	9,255	3,250,699
CJ Corp.	17,276	4,510,377
CJ Korea Express Co. Ltd.[a]	8,990	1,317,596
Coway Co. Ltd.	65,940	5,511,201
Daelim Industrial Co. Ltd.	32,701	2,079,182
Daewoo Engineering & Construction Co. Ltd.[a,b]	137,591	811,330
Daewoo International Corp.	57,998	1,025,987
Daewoo Securities Co. Ltd.	210,397	2,607,150
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	129,570	768,462
Daum Kakao Corp.[b]	31,467	3,251,173
DGB Financial Group Inc.	190,653	1,824,820
Dongbu Insurance Co. Ltd.	49,977	2,370,400
Doosan Corp.	9,872	864,744
Doosan Heavy Industries & Construction Co. Ltd.	62,934	1,081,035
Doosan Infracore Co. Ltd.[a]	160,420	1,043,282
E-Mart Co. Ltd.	24,680	5,040,824

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
GS Engineering & Construction Corp.[a,b]	60,466	$1,348,684
GS Holdings Corp.	61,083	2,369,925
Halla Visteon Climate Control Corp.	46,275	1,437,505
Hana Financial Group Inc.	336,882	8,392,181
Hankook Tire Co. Ltd.	85,763	2,975,668
Hanmi Pharm Co. Ltd.[a,b]	6,170	2,109,131
Hanssem Co. Ltd.	10,489	2,662,251
Hanwha Chemical Corp.	128,953	2,275,674
Hanwha Corp.	56,147	2,279,180
Hanwha Life Insurance Co. Ltd.	256,672	1,820,602
Hotel Shilla Co. Ltd.	38,871	4,185,571
Hyosung Corp.	27,148	3,306,063
Hyundai Department Store Co. Ltd.	17,893	2,255,452
Hyundai Development Co. Engineering & Construction	65,402	3,912,439
Hyundai Engineering & Construction Co. Ltd.	87,614	2,575,671
Hyundai Glovis Co. Ltd.	22,212	3,701,525
Hyundai Heavy Industries Co. Ltd.[a]	49,977	4,142,861
Hyundai Marine & Fire Insurance Co. Ltd.	72,328	1,959,405
Hyundai Merchant Marine Co. Ltd.[a]	91,652	490,315
Hyundai Mipo Dockyard Co. Ltd.[a,b]	13,574	628,732
Hyundai Mobis Co. Ltd.	78,976	14,409,585
Hyundai Motor Co.	180,164	22,941,021
Hyundai Steel Co.	82,061	4,095,511
Hyundai Wia Corp.	19,585	1,790,877
Industrial Bank of Korea	317,755	3,760,977
Kangwon Land Inc.	141,293	5,149,892
KB Financial Group Inc.	453,751	14,269,997
KCC Corp.	6,787	2,839,154
KEPCO Plant Service & Engineering Co. Ltd.	25,441	2,554,645
Kia Motors Corp.	309,117	11,597,006
Korea Aerospace Industries Ltd.	51,211	4,267,036
Korea Electric Power Corp.	299,862	13,043,606
Korea Gas Corp.	32,084	1,161,182
Korea Investment Holdings Co. Ltd.	45,658	2,426,977
Korea Zinc Co. Ltd.	9,872	4,150,770
Korean Air Lines Co. Ltd.[a]	40,722	1,221,503
KT Corp.[a]	37,637	984,226
KT&G Corp.	129,570	12,180,233
Kumho Petrochemical Co. Ltd.[b]	17,276	893,217
LG Chem Ltd.	53,679	11,468,402

Security	Shares	Value
LG Corp.	112,911	$5,596,580
LG Display Co. Ltd.	277,650	5,243,828
LG Electronics Inc.	127,102	4,409,983
LG Household & Health Care Ltd.	11,106	8,133,865
LG Innotek Co. Ltd.	16,042	1,118,683
LG Uplus Corp.	258,523	2,551,759
Lotte Chemical Corp.	17,893	3,983,358
Lotte Confectionery Co. Ltd.	617	1,026,620
Lotte Shopping Co. Ltd.	12,957	2,790,381
LS Corp.	20,978	702,763
LS Industrial Systems Co. Ltd.	17,276	770,677
Mirae Asset Securities Co. Ltd.	28,382	1,066,008
NAVER Corp.	32,701	14,615,753
NCsoft Corp.	18,510	3,472,157
NH Investment & Securities Co. Ltd.	164,739	1,527,512
OCI Co. Ltd.[b]	20,361	1,687,832
Orion Corp./Republic of Korea	4,319	4,259,391
Paradise Co. Ltd.[b]	53,679	1,087,204
POSCO	78,734	13,221,579
S-1 Corp.	22,829	1,644,648
S-Oil Corp.	55,530	2,975,457
Samsung C&T Corp.	147,463	7,132,766
Samsung Card Co. Ltd.	42,573	1,404,365
Samsung Electro-Mechanics Co. Ltd.	69,104	3,206,723
Samsung Electronics Co. Ltd.	128,336	129,964,671
Samsung Fire & Marine Insurance Co. Ltd.	40,105	9,596,547
Samsung Heavy Industries Co. Ltd.[b]	173,994	2,051,974
Samsung Life Insurance Co. Ltd.	93,784	8,575,728
Samsung SDI Co. Ltd.	64,168	4,705,050
Samsung SDS Co. Ltd.	35,169	8,806,151
Samsung Securities Co. Ltd.	66,019	2,967,653
Shinhan Financial Group Co. Ltd.	523,240	18,780,567
Shinsegae Co. Ltd.	8,638	1,535,448
SK C&C Co. Ltd.	23,446	6,131,245
SK Holdings Co. Ltd.	24,680	4,365,902
SK Hynix Inc.	680,551	21,577,099
SK Innovation Co. Ltd.[a]	72,806	6,190,828
SK Networks Co. Ltd.	140,676	874,003
SK Telecom Co. Ltd.	11,723	2,499,584
Woori Bank	365,264	2,977,925
Yuhan Corp.	9,164	2,110,582

		586,309,378

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
TAIWAN — 14.69%
Acer Inc.[a]	3,291,830	$1,365,883
Advanced Semiconductor Engineering Inc.	7,404,863	8,560,806
Advantech Co. Ltd.	345,278	2,329,449
Asia Cement Corp.	2,524,448	2,770,604
Asia Pacific Telecom Co. Ltd.[a]	2,468,000	836,438
Asustek Computer Inc.	772,100	6,969,846
AU Optronics Corp.	11,107,580	3,553,412
Casetek Holdings Ltd.	175,000	992,192
Catcher Technology Co. Ltd.	617,000	6,800,944
Cathay Financial Holding Co. Ltd.	9,255,722	14,951,517
Chailease Holding Co. Ltd.	1,283,811	2,675,665
Chang Hwa Commercial Bank Ltd.	4,936,386	2,759,679
Cheng Shin Rubber Industry Co. Ltd.	1,851,303	3,576,944
Chicony Electronics Co. Ltd.	621,112	1,615,169
China Airlines Ltd.[a]	3,085,330	1,373,039
China Development Financial Holding Corp.	16,407,734	5,404,888
China Life Insurance Co. Ltd./Taiwan	3,385,459	3,415,323
China Motor Corp.	622,000	452,145
China Steel Corp.	13,769,484	9,856,685
Chunghwa Telecom Co. Ltd.	4,319,110	13,406,800
Compal Electronics Inc.	5,553,000	3,746,382
CTBC Financial Holding Co. Ltd.	16,264,823	11,797,490
CTCI Corp.	620,000	939,677
Delta Electronics Inc.	1,851,000	9,116,783
E.Sun Financial Holding Co. Ltd.	8,081,273	4,914,573
Eclat Textile Co. Ltd.	140,400	2,061,207
Epistar Corp.	1,234,000	1,072,908
EVA Airways Corp.[a]	2,468,962	1,783,011
Evergreen Marine Corp. Taiwan Ltd.	1,870,145	897,414
Far Eastern New Century Corp.	3,831,040	3,616,078
Far EasTone Telecommunications Co. Ltd.	1,851,000	4,332,670
Feng TAY Enterprise Co. Ltd.	617,000	3,449,329
First Financial Holding Co. Ltd.	9,460,327	5,094,011
Formosa Chemicals & Fibre Corp.	3,736,740	8,853,179
Formosa Petrochemical Corp.	1,234,000	2,911,898
Formosa Plastics Corp.	4,936,400	10,944,935
Formosa Taffeta Co. Ltd.	617,000	582,380

Security	Shares	Value
Foxconn Technology Co. Ltd.	1,234,301	$3,753,160
Fubon Financial Holding Co. Ltd.	8,021,111	14,633,958
Giant Manufacturing Co. Ltd.	309,000	2,608,318
Hermes Microvision Inc.	40,000	1,995,471
Highwealth Construction Corp.	617,600	1,271,527
Hiwin Technologies Corp.	215,554	1,334,774
Hon Hai Precision Industry Co. Ltd.	15,091,556	43,355,689
Hotai Motor Co. Ltd.	299,000	3,835,580
HTC Corp.[a]	816,450	1,792,122
Hua Nan Financial Holdings Co. Ltd.	7,404,497	4,209,832
Innolux Corp.	9,880,981	3,442,687
Inotera Memories Inc.[a]	2,468,000	1,489,172
Inventec Corp.	2,698,460	1,534,211
Kinsus Interconnect Technology Corp.	617,000	1,211,662
Largan Precision Co. Ltd.	127,000	12,892,482
Lite-On Technology Corp.	2,479,193	2,724,863
MediaTek Inc.	1,851,391	19,468,882
Mega Financial Holding Co. Ltd.	11,723,827	10,026,237
Merida Industry Co. Ltd.	147,000	912,595
Nan Ya Plastics Corp.	5,553,000	11,344,678
Novatek Microelectronics Corp.	620,000	2,248,547
Pegatron Corp.	1,856,000	5,220,303
Phison Electronics Corp.	166,000	1,196,174
Pou Chen Corp.	2,470,000	3,504,933
Powertech Technology Inc.	620,200	1,162,943
President Chain Store Corp.	617,000	4,485,105
Quanta Computer Inc.	3,085,000	5,960,597
Radiant Opto-Electronics Corp.	617,167	1,837,534
Realtek Semiconductor Corp.	617,642	1,214,879
Ruentex Development Co. Ltd.	664,237	841,565
Ruentex Industries Ltd.	617,195	1,290,242
Shin Kong Financial Holding Co. Ltd.	8,974,740	2,626,628
Siliconware Precision Industries Co. Ltd.	3,703,575	4,193,745
Simplo Technology Co. Ltd.	250,550	1,031,674
SinoPac Financial Holdings Co. Ltd.	9,686,658	4,126,682
Standard Foods Corp.	262,683	793,753
Synnex Technology International Corp.	1,453,000	1,751,157
Taishin Financial Holding Co. Ltd.	9,537,008	3,775,956

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
Taiwan Business Bank[a]	4,936,311	$1,438,451
Taiwan Cement Corp.	4,319,000	4,678,580
Taiwan Cooperative Financial Holding Co. Ltd.	8,276,223	4,154,954
Taiwan Fertilizer Co. Ltd.	1,234,000	1,805,768
Taiwan Glass Industry Corp.[a]	1,234,780	557,326
Taiwan Mobile Co. Ltd.	1,851,000	6,126,712
Taiwan Semiconductor Manufacturing Co. Ltd.	28,594,670	126,346,751
Teco Electric and Machinery Co. Ltd.	2,470,000	1,936,319
TPK Holding Co. Ltd.	212,974	728,543
Transcend Information Inc.	137,000	408,333
U-Ming Marine Transport Corp.	620,000	795,338
Uni-President Enterprises Corp.	5,553,475	9,780,125
United Microelectronics Corp.	14,191,000	5,056,736
Vanguard International Semiconductor Corp.	1,234,000	1,446,178
Wan Hai Lines Ltd.	364,000	304,952
Wistron Corp.	3,085,521	2,018,150
WPG Holdings Ltd.	1,856,240	2,107,794
Yang Ming Marine Transport Corp.[a]	1,873,300	643,786
Yuanta Financial Holding Co. Ltd.	9,872,304	4,690,451
Yulon Motor Co. Ltd.	1,234,000	1,203,845
Zhen Ding Technology Holding Ltd.	617,097	1,913,555

		539,024,317
THAILAND — 2.65%
Advanced Info Service PCL NVDR	1,234,000	8,753,015
Airports of Thailand PCL NVDR	493,600	4,117,418
Bangkok Bank PCL Foreign	246,800	1,162,400
Bangkok Bank PCL NVDR	374,825	1,765,384
Bangkok Dusit Medical Services PCL NVDR	4,196,600	2,393,294
Banpu PCL NVDR	1,234,000	875,301
BEC World PCL NVDR	1,256,300	1,283,212
BTS Group Holdings PCL NVDR	6,663,600	1,862,291
Bumrungrad Hospital PCL NVDR	431,900	2,499,861
Central Pattana PCL NVDR	1,641,000	2,199,950
Charoen Pokphand Foods PCL NVDR	3,361,700	1,993,461
CP ALL PCL NVDR	5,121,100	6,974,402
Delta Electronics Thailand PCL NVDR	617,000	1,409,235

Security	Shares	Value
Energy Absolute PCL NVDR	1,357,400	$824,184
Glow Energy PCL NVDR	644,100	1,631,038
Home Product Center PCL NVDR[b]	5,087,243	902,121
Indorama Ventures PCL NVDR	1,434,200	1,078,346
IRPC PCL NVDR	12,340,000	1,470,506
Kasikornbank PCL Foreign	1,395,100	7,065,551
Kasikornbank PCL NVDR	741,375	3,744,212
Krung Thai Bank PCL NVDR[b]	3,948,875	1,960,713
Minor International PCL NVDR[b]	2,143,120	1,778,586
PTT Exploration & Production PCL NVDR	1,604,284	4,255,939
PTT Global Chemical PCL NVDR	1,920,776	3,365,241
PTT PCL NVDR	1,172,300	10,843,234
Siam Cement PCL (The) Foreign	308,600	4,640,602
Siam Cement PCL (The) NVDR	123,400	1,841,634
Siam Commercial Bank PCL (The) NVDR	1,789,300	7,716,658
Thai Oil PCL NVDR	926,300	1,268,094
Thai Union Frozen Products PCL NVDR	2,218,100	1,189,448
TMB Bank PCL NVDR	16,237,400	1,078,040
True Corp. PCL NVDR[a]	10,304,711	3,157,636

		97,101,007

TOTAL COMMON STOCKS (Cost: $3,563,548,030)		3,617,677,894

PREFERRED STOCKS — 0.78%

SOUTH KOREA — 0.78%
AmorePacific Corp.	10,489	1,792,762
Hyundai Motor Co.	28,382	2,534,648
Hyundai Motor Co. Series 2	44,424	3,910,329
LG Chem Ltd.	8,638	1,350,899
Samsung Electronics Co. Ltd.	24,063	18,918,908

		28,507,546

TOTAL PREFERRED STOCKS (Cost: $25,690,643)		28,507,546

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.98%

MONEY MARKET FUNDS — 3.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	134,397,649	$134,397,649
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	7,425,084	7,425,084
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	4,374,751	4,374,751

		146,197,484

TOTAL SHORT-TERM INVESTMENTS (Cost: $146,197,484)		146,197,484

TOTAL INVESTMENTS IN SECURITIES — 103.37% (Cost: $3,735,436,157)		3,792,382,924
Other Assets, Less Liabilities — (3.37)%		(123,705,892)

NET ASSETS — 100.00%		$3,668,677,032

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 96.93%

CHINA — 22.04%
Agile Property Holdings Ltd.	16,000	$9,226
Ajisen (China) Holdings Ltd.	10,000	4,605
Anton Oilfield Services Group/Hong Kong[a]	24,000	4,117
Anxin-China Holdings Ltd.[a]	32,000	1,430
APT Satellite Holdings Ltd.	7,500	6,995
AVIC International Holding HK Ltd.[a]	36,000	5,062
Baoye Group Co. Ltd. Class H	8,000	5,036
Beijing Capital Land Ltd. Class H	16,000	7,698
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	4,000	5,624
Biostime International Holdings Ltd.	2,000	3,751
Bosideng International Holdings Ltd.	32,000	3,178
BYD Electronic International Co. Ltd.[a]	14,000	11,648
C C Land Holdings Ltd.	8,000	2,023
Capital Environment Holdings Ltd.[a]	80,000	3,921
Carnival Group International Holdings Ltd.[a]	80,000	11,971
Central China Securities Co. Ltd. Class H	6,000	3,560
Changshouhua Food Co. Ltd.	8,000	5,180
Chaowei Power Holdings Ltd.[a]	12,000	6,501
China Aerospace International Holdings Ltd.	48,000	9,102
China Animal Healthcare Ltd.[a]	8,000	516
China Aoyuan Property Group Ltd.	22,000	4,115
China Datang Corp. Renewable Power Co. Ltd. Class Ha	32,000	4,169
China Dongxiang Group Co. Ltd.	44,000	11,238
China Electronics Corp. Holdings Co. Ltd.	8,000	2,735
China Foods Ltd.[a]	16,000	7,389
China High Speed Transmission Equipment Group Co. Ltd.[a]	18,000	14,558
China Huarong Energy Co. Ltd.[a]	39,000	2,415
China Innovationpay Group Ltd.[a]	56,000	4,840
China Lesso Group Holdings Ltd.	10,000	7,843
China Lilang Ltd.	10,000	10,784
China LotSynergy Holdings Ltd.	80,000	4,025
China Lumena New Materials Corp.[a]	40,000	1,935
China Merchants Land Ltd.	20,000	3,741
China Metal Recycling Holdings Ltd.[a]	4,200	—
China Modern Dairy Holdings Ltd.	30,000	9,713

Security	Shares	Value
China New Town Development Co. Ltd.[a]	55,000	$2,483
China Oceanwide Holdings Ltd.[a]	36,000	5,619
China Oil and Gas Group Ltd.	44,000	4,030
China Power New Energy Development Co. Ltd.	80,000	5,366
China Precious Metal Resources Holdings Co. Ltd.[a]	72,000	4,133
China Rare Earth Holdings Ltd.[a]	72,800	8,076
China Regenerative Medicine International Ltd.[a]	100,000	6,192
China Resources and Transportation Group Ltd.[a]	200,000	2,993
China Sanjiang Fine Chemicals Co. Ltd.[a]	14,000	3,774
China SCE Property Holdings Ltd.[a]	36,000	8,220
China Shanshui Cement Group Ltd.[a]	26,000	21,096
China Shineway Pharmaceutical Group Ltd.	6,000	7,662
China Silver Group Ltd.	4,000	1,316
China Singyes Solar Technologies Holdings Ltd.	8,000	8,029
China Suntien Green Energy Corp. Ltd. Class H	30,000	5,302
China Traditional Chinese Medicine Co. Ltd.[a]	16,000	12,074
China Travel International Investment Hong Kong Ltd.	52,000	20,123
China Vanadium Titano-Magnetite Mining Co. Ltd.[a]	46,000	2,848
China Vanguard Group Ltd.[a]	20,000	2,812
China Water Affairs Group Ltd.	20,000	9,778
China Yurun Food Group Ltd.[a]	16,000	4,747
China ZhengTong Auto Services Holdings Ltd.	13,000	6,942
Chinasoft International Ltd.[a]	12,000	4,489
CIFI Holdings Group Co. Ltd.	40,000	8,410
CIMC Enric Holdings Ltd.	8,000	5,593
CITIC Resources Holdings Ltd.[a]	40,000	7,740
Cogobuy Group[a,b]	4,000	4,205
Comba Telecom Systems Holdings Ltd.	30,250	7,258
Coolpad Group Ltd.	40,000	8,875
COSCO International Holdings Ltd.	16,000	9,184
CT Environmental Group Ltd	32,000	11,228

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Dah Chong Hong Holdings Ltd.	12,000	$5,325
Daphne International Holdings Ltd.	16,000	3,178
Digital China Holdings Ltd.	10,000	9,907
Dongyue Group Ltd.	20,000	5,521
EVA Precision Industrial Holdings Ltd.	36,000	10,402
EverChina International Holdings Co. Ltd.[a]	100,000	3,547
Fantasia Holdings Group Co. Ltd.	36,000	4,922
FDG Electric Vehicles Ltd.	120,000	7,894
First Tractor Co. Ltd. Class H	8,000	5,428
Freetech Road Recycling Technology Holdings Ltd.	20,000	2,838
Fufeng Group Ltd.	13,600	8,228
Fullshare Holdings Ltd.[a]	35,000	5,869
Genvon Group Ltd.[a]	24,000	2,384
Glorious Property Holdings Ltd.[a]	20,000	2,477
Golden Eagle Retail Group Ltd.	6,000	7,415
Golden Meditech Holdings Ltd.	26,000	3,287
Goldlion Holdings Ltd.	18,000	7,987
Greatview Aseptic Packaging Co. Ltd.	18,000	10,565
Greenland Hong Kong Holdings Ltd.	6,000	3,452
Guangdong Land Holdings Ltd.[a]	16,000	4,128
Harbin Electric Co. Ltd. Class H	16,000	10,216
HC International Inc.[a]	4,000	2,616
Henderson Investment Ltd.	102,000	9,342
Hengdeli Holdings Ltd.	26,400	3,848
Hi Sun Technology (China) Ltd.[a]	30,000	6,076
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	6,000	4,412
HKC Holdings Ltd.[a]	158,000	4,402
Honbridge Holdings Ltd.[a]	24,000	4,148
Hopewell Highway Infrastructure Ltd.	11,300	5,393
Hopson Development Holdings Ltd.[a]	8,000	7,069
HOSA International Ltd.	12,000	6,300
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	76,032	11,475
Huabao International Holdings Ltd.	26,000	12,644
Intime Retail Group Co. Ltd.	10,000	11,222
Ju Teng International Holdings Ltd.	24,000	10,557
Kaisa Group Holdings Ltd.[a]	20,000	3,622
Kingboard Laminates Holdings Ltd.	16,000	7,038
Kingdee International Software Group Co. Ltd.	28,000	12,100
KWG Property Holding Ltd.	15,000	11,261
Launch Tech Co.[a]	1,000	1,741

Security	Shares	Value
Leyou Technologies Holdings Ltd.[a]	20,000	$2,580
Li Ning Co. Ltd.[a]	17,000	8,399
Lianhua Supermarket Holdings Co. Ltd. Class Ha	8,000	4,252
Lonking Holdings Ltd.	22,000	3,491
Maoye International Holdings Ltd.	14,000	2,077
Minth Group Ltd.	8,000	15,871
MMG Ltd.[a]	16,000	4,355
National Agricultural Holdings Ltd.[a]	8,000	3,550
NetDragon Websoft Inc.	3,000	8,475
Nexteer Automotive Group Ltd.	10,000	9,481
North Mining Shares Co. Ltd.[a]	200,000	6,579
NVC Lighting Holdings Ltd.	22,000	3,996
Pacific Online Ltd.	10,000	3,238
Parkson Retail Group Ltd.	6,000	1,029
PAX Global Technology Ltd.[a]	8,000	12,776
Phoenix Satellite Television Holdings Ltd.	20,000	5,186
Poly Property Group Co. Ltd.	20,000	7,559
Qingling Motors Co. Ltd. Class H	28,000	8,993
Real Nutriceutical Group Ltd.	16,000	3,880
Renhe Commercial Holdings Co. Ltd.[a]	184,000	14,241
REXLot Holdings Ltd.	100,000	5,676
Road King Infrastructure Ltd.	6,000	5,518
Sany Heavy Equipment International Holdings Co. Ltd.[a]	18,000	3,947
Shanghai Industrial Urban Development Group Ltd.	32,000	6,522
Shanghai Youngsun Investment Co. Ltd. Class B	7,400	13,993
Shenguan Holdings Group Ltd.	20,000	3,999
Shenzhen Expressway Co. Ltd. Class H	20,000	14,731
Shenzhen International Holdings Ltd.	12,500	20,736
Shenzhen Investment Ltd.	20,000	7,714
Shunfeng International Clean Energy Ltd.[a]	12,000	4,303
Sino Oil And Gas Holdings Ltd.[a]	200,000	4,334
Sinofert Holdings Ltd.	32,000	5,325
Sinolink Worldwide Holdings Ltd.[a]	68,000	7,193
Sinopec Kantons Holdings Ltd.	16,000	10,196
Sinotrans Shipping Ltd.	30,000	6,733
Sinotruk Hong Kong Ltd.	14,000	7,296
Skyworth Digital Holdings Ltd.	28,000	21,418
Sound Global Ltd.[a]	6,000	4,876

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Springland International Holdings Ltd.	20,000	$6,785
SSY Group Ltd.	32,000	9,618
Sunny Optical Technology Group Co. Ltd.	8,000	15,438
TCC International Holdings Ltd.	24,000	6,161
TCL Communication Technology Holdings Ltd.	10,000	7,778
Tech Pro Technology Development Ltd.[a]	19,600	20,479
Texhong Textile Group Ltd.	4,000	4,081
Tianjin Port Development Holdings Ltd.	48,000	9,907
Tianneng Power International Ltd.[a]	12,000	5,557
Tibet 5100 Water Resources Holdings Ltd.	24,000	6,811
Tong Ren Tang Technologies Co. Ltd. Class H	8,000	12,383
Tongda Group Holdings Ltd.	40,000	6,759
Towngas China Co. Ltd.	16,000	14,612
Trony Solar Holdings Co. Ltd.[a]	94,000	6,063
V1 Group Ltd.[a]	52,000	4,561
Vinda International Holdings Ltd.	4,000	9,907
Wasion Group Holdings Ltd.	8,000	10,567
West China Cement Ltd.	68,000	12,280
Wisdom Holdings Group	16,000	8,379
Wumart Stores Inc. Class Ha	6,000	3,692
Xiamen International Port Co. Ltd. Class H	28,000	8,560
Xinchen China Power Holdings Ltd.[a]	12,000	3,792
Xingda International Holdings Ltd.	8,000	1,950
Xinhua Winshare Publishing and Media Co. Ltd. Class H	14,000	12,461
Xinyi Solar Holdings Ltd.	32,000	13,787
XTEP International Holdings Ltd.	15,000	6,540
Yanchang Petroleum International Ltd.[a]	145,000	4,339
Yingde Gases Group Co. Ltd.	11,000	6,541
Yuexiu Transport Infrastructure Ltd.	8,000	5,273
Yuxing InfoTech Investment Holdings Ltd.	12,000	5,573
Zhongsheng Group Holdings Ltd.	5,000	3,044

		1,219,673
HONG KONG — 9.98%
Brightoil Petroleum Holdings Ltd.[a]	34,000	12,456
Cafe de Coral Holdings Ltd.	4,000	14,035
Champion REIT	14,000	7,765

Security	Shares	Value
China Financial International Investments Ltd.[a]	20,000	$2,683
China Jinhai International Group Ltd.[a]	28,000	3,178
China LNG Group Ltd.	40,000	6,604
China Public Procurement Ltd.[a]	80,000	1,682
Chow Sang Sang Holdings International Ltd.	4,000	7,760
CSI Properties Ltd.	146,000	5,085
Dah Sing Banking Group Ltd.	5,600	11,861
Dah Sing Financial Holdings Ltd.	1,600	10,454
Esprit Holdings Ltd.	21,200	20,346
FIH Mobile Ltd.	32,000	16,718
Finsoft Corp.[a]	10,000	361
Freeman Financial Corp. Ltd.[a]	80,000	4,850
G-Resources Group Ltd.	332,400	9,690
GCL New Energy Holdings Ltd.[a]	32,000	2,312
Giordano International Ltd.	16,000	8,111
Global Brands Group Holding Ltd.[a]	72,000	15,975
Great Eagle Holdings Ltd.	2,000	6,966
Guotai Junan International Holdings Ltd.	18,000	6,269
Haier Healthwise Holdings Ltd.[a]	40,000	3,354
Haitong International Securities Group Ltd.	8,000	4,417
Hopewell Holdings Ltd.	6,000	20,665
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	8,772
Hybrid Kinetic Group Ltd.[a]	136,000	5,701
IGG Inc.	4,000	1,997
Johnson Electric Holdings Ltd.	5,750	19,507
K Wah International Holdings Ltd.	16,000	8,813
Kerry Logistics Network Ltd.	6,000	9,303
Kowloon Development Co. Ltd.	2,000	2,528
KuangChi Science Ltd.[a]	10,000	2,554
Luk Fook Holdings International Ltd.	4,000	11,248
Man Wah Holdings Ltd.	11,200	10,084
Melco International Development Ltd.	10,000	17,156
Midland Holdings Ltd.[a]	20,000	8,875
Newocean Energy Holdings Ltd.	12,000	5,356
Orient Overseas International Ltd.	3,000	14,821
Pacific Basin Shipping Ltd.	26,000	8,955
Pacific Textiles Holdings Ltd.	8,000	12,693
Prosperity REIT	26,000	9,793
Regal Hotels International Holdings Ltd.	12,000	6,935

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Regal REIT	6,000	$1,687
Sa Sa International Holdings Ltd.	12,000	5,387
Shun Tak Holdings Ltd.	20,000	10,990
Sincere Watch Hong Kong Ltd.	20,000	2,477
Singamas Container Holdings Ltd.	28,000	4,551
SITC International Holdings Co. Ltd.	18,000	10,309
SmarTone Telecommunications Holdings Ltd.	5,000	10,229
SOCAM Development Ltd.[a]	4,000	2,771
Summit Ascent Holdings Ltd.[a]	8,000	4,324
Suncorp Technologies Ltd.[a]	60,000	2,980
Sunlight REIT	18,000	9,171
Television Broadcasts Ltd.	3,808	20,140
Texwinca Holdings Ltd.	8,000	9,680
Town Health International Medical Group Ltd.	32,000	7,265
Truly International Holdings Ltd.	20,000	6,708
Tsui Wah Holdings Ltd.	12,000	3,638
United Photovoltaics Group Ltd.[a]	28,000	3,070
Value Partners Group Ltd.	14,000	16,325
VTech Holdings Ltd.	2,000	24,896
Xinyi Glass Holdings Ltd.	24,000	12,600
Yip’s Chemical Holdings Ltd.	8,000	4,148
Yuexiu REIT	18,000	10,170

		552,204
INDIA — 11.21%
AIA Engineering Ltd.	642	9,958
Ajanta Pharma Ltd.	274	6,683
Alstom T&D India Ltd.	584	5,111
Amtek Auto Ltd.	2,038	5,394
Apollo Tyres Ltd.	2,210	6,981
Arvind Infrastructure Ltd.	292	—
Arvind Ltd.	2,920	14,502
Ashok Leyland Ltd.	18,280	24,077
Balkrishna Industries Ltd.	368	3,902
Bata India Ltd.	378	7,077
Bayer CropScience Ltd./India	94	5,868
Berger Paints India Ltd.	4,348	14,776
Biocon Ltd.	1,272	9,074
Blue Dart Express Ltd.	46	4,980
Century Textiles & Industries Ltd.	1,068	11,732
CESC Ltd.	1,144	10,085
Credit Analysis & Research Ltd.	226	5,013
Crompton Greaves Ltd.	3,266	9,357
Cyient Ltd.	1,412	12,004

Security	Shares	Value
Dewan Housing Finance Corp. Ltd.	656	$4,925
eClerx Services Ltd.	322	7,458
Federal Bank Ltd.	18,504	19,552
Gateway Distriparks Ltd.	1,455	8,402
GMR Infrastructure Ltd.	20,610	4,500
Gujarat Gas Ltd.	732	8,484
Gujarat Pipavav Port Ltd.[a]	4,520	16,616
Havells India Ltd.	3,680	16,019
Hexaware Technologies Ltd.	2,850	12,744
Hindustan Construction Co. Ltd.[a]	7,198	2,498
Housing Development & Infrastructure Ltd.[a]	4,994	6,710
IFCI Ltd.	13,038	5,063
IIFL Holdings Ltd.	1,994	6,106
Indiabulls Housing Finance Ltd.	2,210	25,444
Indiabulls Real Estate Ltd.[a]	4,430	4,353
Indian Hotels Co. Ltd.[a]	6,606	9,752
Indraprastha Gas Ltd.	1,344	10,148
IRB Infrastructure Developers Ltd.	1,216	4,661
Jain Irrigation Systems Ltd.	6,730	7,809
Jaiprakash Associates Ltd.[a]	15,658	2,344
Jammu & Kashmir Bank Ltd. (The)	4,940	8,028
Just Dial Ltd.	370	6,231
Kajaria Ceramics Ltd.	400	4,654
Karnataka Bank Ltd. (The)	3,218	7,072
KPIT Technologies Ltd.	2,466	4,246
Maharashtra Seamless Ltd.	946	2,741
Manappuram Finance Ltd.	9,732	4,121
MAX India Ltd.	2,424	20,749
McLeod Russel India Ltd.	1,451	5,097
MindTree Ltd.	944	18,840
Natco Pharma Ltd.	102	3,679
NCC Ltd./India	3,592	4,622
Page Industries Ltd.	102	21,792
Persistent Systems Ltd.	412	4,274
PI Industries Ltd.	516	5,280
Rajesh Exports Ltd.	1,836	14,903
Raymond Ltd.	978	7,145
Reliance Capital Ltd.	1,380	8,399
Sadbhav Engineering Ltd.	1,116	5,562
Sintex Industries Ltd.	2,070	3,724
SKS Microfinance Ltd.[a]	1,046	9,492
Sun Pharma Advanced Research Co. Ltd.[a]	620	3,961
Suzlon Energy Ltd.[a]	15,030	5,134

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Symphony Ltd.	160	$4,318
Tata Global Beverages Ltd.	5,458	11,934
Thermax Ltd.	788	12,850
Torrent Pharmaceuticals Ltd.	952	21,405
TV18 Broadcast Ltd.[a]	12,512	7,230
TVS Motor Co. Ltd.	1,370	5,085
Unitech Ltd.[a]	20,088	2,381
VA Tech Wabag Ltd.	350	4,146
Voltas Ltd.	3,030	15,009
Wockhardt Ltd.	264	6,440

		620,706
INDONESIA — 2.66%
Ace Hardware Indonesia Tbk PT	97,200	4,599
Alam Sutera Realty Tbk PT	132,000	4,928
Arwana Citramulia Tbk PT	80,000	3,312
Bank Bukopin Tbk PT	90,000	4,158
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	59,000	3,511
Bank Tabungan Negara Persero Tbk PT	51,263	4,434
Ciputra Development Tbk PT	140,000	10,867
Ciputra Property Tbk PT	47,000	1,841
Hanson International Tbk PTa	143,600	7,590
Indo Tambangraya Megah Tbk PT	4,200	3,019
Kawasan Industri Jababeka Tbk PT	324,264	6,185
Link Net Tbk PTa	12,400	5,019
Lippo Cikarang Tbk PTa	6,000	3,681
Medco Energi Internasional Tbk PT	22,400	4,256
Mitra Adiperkasa Tbk PT	12,000	4,125
Modernland Realty Tbk PT	216,312	7,915
Multipolar Tbk PT	92,328	3,993
Nippon Indosari Corpindo Tbk PT	35,000	3,053
Pakuwon Jati Tbk PT	349,400	10,719
Pembangunan Perumahan Persero Tbk PT	35,800	10,335
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	38,000	3,806
Salim Ivomas Pratama Tbk PT	17,800	704
Sri Rejeki Isman Tbk PT	137,600	4,781
Sugih Energy Tbk PTa	272,600	8,020
Surya Semesta Internusa Tbk PT	56,292	3,287
Timah Persero Tbk PT	66,590	2,978
Waskita Karya Persero Tbk PT	63,773	8,344
Wijaya Karya Persero Tbk PT	39,000	7,654

		147,114

Security	Shares	Value
MALAYSIA — 3.67%
AEON Credit Service M Bhd	1,660	$5,990
Bursa Malaysia Bhd	4,200	8,873
CapitaMalls Malaysia Trust	11,600	4,155
Carlsberg Brewery Malaysia Bhd	1,600	5,229
DRB-Hicom Bhd	5,400	2,005
Eastern & Oriental Bhd	16,060	7,433
Hartalega Holdings Bhd	4,200	9,488
IGB REIT	18,000	6,354
KNM Group Bhd[a,c]	27,000	4,095
Kossan Rubber Industries	8,200	15,652
KPJ Healthcare Bhd	9,000	10,119
Magnum Bhd	3,400	2,400
Mah Sing Group Bhd	17,875	7,104
Malaysia Building Society Bhd[c]	6,900	3,248
Malaysian Resources Corp. Bhd	17,600	4,970
Media Prima Bhd	10,200	3,547
OSK Holdings Bhd	13,000	6,119
Pavilion REIT	15,400	6,241
POS Malaysia Bhd	6,000	6,730
QL Resources Bhd	11,700	12,941
Sunway Bhd	11,733	10,646
Sunway Construction Group Bhd[a]	1,173	362
Sunway REIT	20,000	8,158
Supermax Corp. Bhd	9,400	6,046
TA Enterprise Bhd	22,000	3,940
TIME dotCom Bhd	8,000	14,140
Top Glove Corp. Bhd	4,200	8,368
TSH Resources Bhd	15,600	9,137
Wah Seong Corp. Bhd	10,622	3,666
WCT Holdings Bhd	16,690	6,110

		203,266
PHILIPPINES — 1.61%
Belle Corp.	56,000	4,531
Cebu Air Inc.	4,300	8,744
Cosco Capital Inc.	33,600	5,437
Filinvest Land Inc.	198,000	8,182
First Gen Corp.	15,400	8,704
First Philippine Holdings Corp.	2,340	4,236
Lopez Holdings Corp.	17,400	2,743
Manila Water Co. Inc.	13,000	7,092
Melco Crown Philippines Resorts Corp.[a]	16,600	2,904
Nickel Asia Corp.	40,950	9,437
Philippine National Bank[a]	2,139	2,970

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Security Bank Corp.	4,600	$14,976
Vista Land & Lifescapes Inc.	60,000	9,288

		89,244
SINGAPORE — 6.65%
AIMS AMP Capital Industrial REIT	9,400	10,305
ARA Asset Management Ltd.	6,600	8,224
Ascendas India Trust[c]	10,000	6,833
Ascott Residence Trust[c]	7,200	6,577
Asian Pay Television Trust	16,000	9,764
Biosensors International Group Ltd.[a,c]	12,000	6,095
Boustead Singapore Ltd.[c]	6,000	5,262
Cache Logistics Trust	10,000	7,893
Cambridge Industrial Trust[c]	20,000	9,793
CapitaLand Retail China Trust	6,360	7,390
CDL Hospitality Trusts[c]	8,000	9,121
Ezion Holdings Ltd.[c]	14,400	9,103
First REIT[c]	10,000	10,305
First Resources Ltd.[c]	8,000	11,109
Frasers Commercial Trust[c]	10,000	10,634
Hyflux Ltd.[c]	6,000	3,683
Keppel REIT[c]	18,000	14,142
Lippo Malls Indonesia Retail Trust[c]	22,000	5,708
M1 Ltd./Singapore[c]	4,000	9,150
Mapletree Greater China Commercial Trust	18,000	12,892
Mapletree Industrial Trust	12,000	13,374
Midas Holdings Ltd.[c]	22,000	5,065
Neptune Orient Lines Ltd./Singapore[a,c]	10,000	6,797
OSIM International Ltd.[c]	4,000	4,663
OUE Hospitality Trust[c]	8,666	5,763
OUE Ltd.	4,000	5,657
Parkway Life REIT	6,000	10,656
Perennial Real Estate Holdings Ltd.[a,c]	5,187	3,961
Raffles Medical Group Ltd.[c]	4,000	14,003
SATS Ltd.	8,000	21,983
SIIC Environment Holdings Ltd.[a]	18,000	2,263
Silverlake Axis Ltd.	12,000	8,507
Singapore Post Ltd.[c]	16,000	22,860
SMRT Corp. Ltd.[c]	8,000	8,098
Starhill Global REIT[c]	16,000	10,173
Super Group Ltd./Singapore[c]	6,000	4,407
Tiger Airways Holdings Ltd.[a,c]	26,640	5,841
United Engineers Ltd.[c]	6,000	10,919
Venture Corp. Ltd.[c]	2,000	11,474
Wheelock Properties Singapore Ltd.[c]	2,000	2,536

Security	Shares	Value
Wing Tai Holdings Ltd.[c]	4,000	$5,510
Yanlord Land Group Ltd.[c]	8,000	5,642
Yoma Strategic Holdings Ltd.[a]	13,333	4,190

		368,325
SOUTH KOREA — 20.30%
Able C&C Co. Ltd.	135	2,515
Ahnlab Inc.	102	4,167
Asiana Airlines Inc.[a]	1,280	6,509
BGF retail Co. Ltd.	90	15,306
Binggrae Co. Ltd.	80	5,627
Chabiotech Co. Ltd.[a,c]	560	7,561
Chong Kun Dang Pharmaceutical Corp.	129	9,040
CJ CGV Co. Ltd.	260	25,997
CJ E&M Corp.[a]	302	19,098
CJ O Shopping Co. Ltd.	40	6,943
Com2uSCorp.[a]	116	12,332
Cosmax Inc.	119	20,695
COSON Co. Ltd.[a]	146	3,980
CTC BIO Inc.[a,c]	236	4,820
Daeduck Electronics Co.	140	865
Daesang Corp.	280	8,507
Daewoong Pharmaceutical Co. Ltd.	96	7,343
Daishin Securities Co. Ltd.	840	7,681
Daou Technology Inc.	520	13,354
Dong-A Socio Holdings Co. Ltd.	44	6,543
Dong-A ST Co. Ltd.	66	7,840
Dongsuh Cos. Inc.	496	17,633
Dongwon Industries Co. Ltd.	10	3,119
Doosan Engine Co. Ltd.[a]	680	3,010
DY Corp.	351	1,947
EO Technics Co. Ltd.	124	12,091
Eugene Technology Co. Ltd.	364	4,604
Fila Korea Ltd.	128	11,212
Gamevil Inc.[a]	80	6,317
GemVax & Kael Co. Ltd.[a]	204	5,422
Grand Korea Leisure Co. Ltd.	400	10,289
Green Cross Cell Corp.[a]	68	2,696
Green Cross Corp./South Korea	122	22,937
Green Cross Holdings Corp.	462	16,207
GS Home Shopping Inc.	42	7,283
Halla Holdings Corp.	72	3,169
Hana Tour Service Inc.	160	23,723
Hancom Inc.	370	6,609
Handsome Co. Ltd.	260	8,832

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Hanjin Heavy Industries & Construction Co. Ltd.[a,c]	563	$2,180
Hanjin Kal Corp.	360	8,707
Hankook Tire Worldwide Co. Ltd.	320	4,786
Hanmi Science Co. Ltd.[a]	104	11,554
Hansae Co. Ltd.	310	13,776
Hansol Holdings Co. Ltd.[a]	347	2,654
Hanwha Techwin Co. Ltd.[a]	310	10,094
HLB Inc.[a]	262	5,922
Huchems Fine Chemical Corp.	340	6,610
Hyundai Corp.	220	5,452
Hyundai Greenfood Co. Ltd.	580	11,970
Hyundai Home Shopping Network Corp.	60	6,281
Hyundai Securities Co. Ltd.	1,064	7,802
Ilyang Pharmaceutical Co. Ltd.[a]	280	13,256
iMarketKorea Inc.	280	7,334
iNtRON Biotechnology Inc.[a]	106	4,837
JB Financial Group Co. Ltd.	1,660	9,108
JoyCity Corp.[a]	186	4,276
JW Pharmaceutical Corp.	72	1,886
KB Insurance Co. Ltd.	500	12,050
KCP Co. Ltd.[a]	112	3,675
KIWOOM Securities Co. Ltd.	172	9,643
Koh Young Technology Inc.	330	12,169
Kolao Holdings[c]	360	6,722
Kolon Industries Inc.	208	9,723
Kolon Life Science Inc.	42	6,454
Komipharm International Co. Ltd.[a]	726	9,244
Korea Kolmar Co. Ltd.	220	19,271
Korea Petro Chemical Ind.	53	8,153
Korean Reinsurance Co.	999	12,593
KT Skylife Co. Ltd.	280	5,719
Kumho Tire Co. Inc.[a]	1,020	5,884
Kyobo Securities Co. Ltd.	580	5,824
LF Corp.	260	7,777
LG Hausys Ltd.	106	16,034
LG International Corp.	300	7,384
LG Life Sciences Ltd.[a]	180	10,845
Lotte Chilsung Beverage Co. Ltd.	8	15,369
Lotte Food Co. Ltd.	12	9,342
Lumens Co. Ltd.	384	1,198
Mando Corp.	79	7,561
Medipost Co. Ltd.[a]	100	9,375
Medy-Tox Inc.	62	28,204

Security	Shares	Value
MegaStudy Co. Ltd.	12	$373
Meritz Fire & Marine Insurance Co. Ltd.	620	8,610
Meritz Securities Co. Ltd.	2,730	13,648
Namhae Chemical Corp.	1,040	10,132
Namyang Dairy Products Co. Ltd.	10	6,298
Neowiz Games Corp.[a]	430	7,919
Nexen Tire Corp.	460	5,504
NHN Entertainment Corp.[a]	194	9,417
NongShim Co. Ltd.	42	11,145
OCI Materials Co. Ltd.	148	16,809
Osstem Implant Co. Ltd.[a]	270	13,821
Ottogi Corp.	22	15,454
Partron Co. Ltd.	599	4,141
Poongsan Corp.	260	5,844
POSCO Chemtech Co. Ltd.	460	4,462
POSCO ICT Co. Ltd.[c]	1,074	4,653
S&T Dynamics Co. Ltd.	560	5,551
Samchully Co. Ltd.	56	5,982
Samlip General Foods Co. Ltd.	22	6,533
Samsung Engineering Co. Ltd.[a]	306	7,636
Samsung Fine Chemicals Co. Ltd.	234	6,869
Sansung Life & Science Co. Ltd.[a]	112	7,083
SeAH Besteel Corp.	224	6,336
Seegene Inc.[a]	270	13,544
Seoul Semiconductor Co. Ltd.[a]	412	5,581
Seoyon Co. Ltd.	168	1,701
SFA Engineering Corp.	142	5,091
Silicon Works Co. Ltd.	232	6,731
SK Chemicals Co. Ltd.	222	13,432
SK Securities Co. Ltd.[a]	6,088	6,790
SKC Co. Ltd.	260	7,921
SL Corp.	320	4,211
SM Entertainment Co.[a]	262	7,087
Soulbrain Co. Ltd.	190	6,893
Sung Kwang Bend Co. Ltd.	168	1,493
Sungwoo Hitech Co. Ltd.	604	4,651
Suprema Inc.[a,c]	392	6,817
Taewoong Co. Ltd.[a]	178	2,647
Tera Resource Co. Ltd.[a]	1,634	—
Tongyang Life Insurance	680	8,862
ViroMed Co. Ltd.[a]	218	32,752
Webzen Inc.[a,c]	134	3,699
WeMade Entertainment Co. Ltd.[a]	184	8,523
Wonik IPS Co. Ltd.[a]	538	5,632

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Woongjin Thinkbig Co. Ltd.[a]	860	$7,019
YG Entertainment Inc.	157	7,111
Youngone Corp.	280	13,950
Youngone Holdings Co. Ltd.	112	8,413
Yuanta Securities Korea Co. Ltd.[a,c]	1,294	6,038

		1,123,330
TAIWAN — 15.32%
A-DATA Technology Co. Ltd.	2,014	2,105
Ability Enterprise Co. Ltd.	8,000	3,560
AcBel Polytech Inc.	6,000	3,516
Airtac International Group	2,100	9,645
ALI Corp.	6,000	2,480
Alpha Networks Inc.	10,000	4,909
Altek Corp.	5,600	4,461
Ambassador Hotel (The)	6,000	5,046
AmTRAN Technology Co. Ltd.	10,000	5,511
Ardentec Corp.	14,240	9,585
BES Engineering Corp.	26,000	7,049
Career Technology MFG. Co. Ltd.	6,000	4,732
Center Laboratories Inc.[a]	2,300	5,034
CHC Resources Corp.	4,000	8,463
Cheng Loong Corp.	18,000	6,471
Cheng Uei Precision Industry Co. Ltd.	4,000	5,587
China Bills Finance Corp.	18,000	6,443
China Man-Made Fiber Corp.[a]	18,000	4,675
China Metal Products	4,243	3,709
China Petrochemical Development Corp.[a]	28,000	7,671
China Steel Chemical Corp.	2,000	7,317
China Synthetic Rubber Corp.	8,000	7,652
Chipbond Technology Corp.	8,000	12,036
Chong Hong Construction Co. Ltd.	2,100	3,845
Chroma ATE Inc.	4,000	8,109
Chung Hung Steel Corp.[a]	26,000	3,747
Chung-Hsin Electric & Machinery Manufacturing Corp.	10,500	5,737
CMC Magnetics Corp.[a]	38,000	3,707
Compeq Manufacturing Co. Ltd.	16,000	10,541
Coretronic Corp.	9,000	7,127
CSBC Corp. Taiwan	10,000	4,308
CyberTAN Technology Inc.	6,000	3,430
D-Link Corp.	10,710	3,426
Darwin Precisions Corp.	12,000	4,086
Depo Auto Parts Ind. Co. Ltd.	2,000	6,145

Security	Shares	Value
Dynapack International Technology Corp.	2,000	$3,231
E Ink Holdings Inc.[a]	12,000	4,694
Elan Microelectronics Corp.	6,000	6,252
Eternal Materials Co. Ltd.	8,000	7,805
Evergreen International Storage & Transport Corp.	12,000	5,492
Everlight Electronics Co. Ltd.	6,000	7,925
Far Eastern International Bank	19,992	6,902
Faraday Technology Corp.	6,000	6,091
Firich Enterprises Co. Ltd.	2,285	6,622
FLEXium Interconnect Inc.	2,590	8,655
Formosan Rubber Group Inc.	10,000	6,921
Gemtek Technology Corp.	6,000	3,060
Gigabyte Technology Co. Ltd.	6,000	4,770
Gigastorage Corp.[a]	8,000	5,055
Global Unichip Corp.	2,000	4,542
Gloria Material Technology Corp.	12,400	6,343
Grand Pacific Petrochemical	14,000	7,006
Great Wall Enterprise Co. Ltd.	10,400	6,951
HannStar Display Corp.	31,777	3,935
Ho Tung Chemical Corp.[a]	10,023	2,187
Holy Stone Enterprise Co. Ltd.	5,600	6,882
Huaku Development Co. Ltd.	4,000	6,690
Ichia Technologies Inc.	6,000	3,753
IEI Integration Corp.	5,119	7,134
ITEQ Corp.	6,000	3,535
Jih Sun Financial Holdings Co. Ltd.	26,199	6,688
Kenda Rubber Industrial Co. Ltd.	6,676	10,309
Kerry TJ Logistics Co. Ltd.	4,000	4,333
Kindom Construction Corp.	6,000	3,525
King Yuan Electronics Co. Ltd.	14,000	9,445
King’s Town Bank Co. Ltd.	10,000	8,362
Kinpo Electronics[a]	20,000	6,297
Lien Hwa Industrial Corp.	8,000	5,296
Macronix International[a]	38,000	5,597
Makalot Industrial Co. Ltd.	2,176	18,575
Masterlink Securities Corp.	22,264	6,615
Medigen Biotechnology Corp.[a]	346	1,074
Mercuries & Associates Holding Ltd.	8,640	5,131
Merry Electronics Co. Ltd.	2,100	3,053
Micro-Star International Co. Ltd.	12,000	11,023
Microbio Co. Ltd.[a]	7,378	5,983
MIN AIK Technology Co. Ltd.	2,000	4,187
Mitac Holdings Corp.	6,000	5,169

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Motech Industries Inc.[a]	4,000	$5,562
Nien Hsing Textile Co. Ltd.	5,235	3,781
Pan-International Industrial Corp.	8,120	3,472
Pixart Imaging Inc.	4,000	9,084
President Securities Corp.	12,000	5,188
Qisda Corp.	26,000	7,552
Radium Life Tech Co. Ltd.	10,321	4,560
Rechi Precision Co. Ltd.	8,487	6,277
Richtek Technology Corp.	2,000	10,357
Ritek Corp.[a]	46,000	4,182
Sanyang Motor Co. Ltd.[a]	8,000	5,676
Sheng Yu Steel Co. Ltd.	10,000	5,543
Shih Wei Navigation Co. Ltd.	8,323	4,113
Shinkong Synthetic Fibers Corp.	20,000	6,265
Sino-American Silicon Products Inc.	6,000	6,509
Solar Applied Materials Technology Co.	10,000	6,319
TA Chen Stainless Pipe	9,400	4,794
Ta Chong Bank Ltd.[a]	23,004	9,326
Taichung Commercial Bank Co. Ltd.	15,197	5,054
Taiwan Building Materials Co. Ltd.	14,000	3,991
Taiwan Cogeneration Corp.	10,000	7,396
Taiwan Hon Chuan Enterprise Co. Ltd.	4,615	7,236
Taiwan Land Development Corp.	21,496	7,694
Taiwan Paiho Ltd.	6,000	12,505
Taiwan Secom Co. Ltd.	4,060	12,204
Taiwan Sogo Shin Kong SEC	8,080	9,572
Taiwan Surface Mounting Technology Corp.	4,586	3,966
Taiwan TEA Corp.	12,000	5,245
Tatung Co. Ltd.[a]	32,000	5,899
Test Rite International Co. Ltd.	4,000	2,623
Ton Yi Industrial Corp.	12,000	5,834
Tong Hsing Electronic Industries Ltd.	2,000	3,706
Tong Yang Industry Co. Ltd.	6,200	6,598
Tripod Technology Corp.	6,000	9,426
TTY Biopharm Co. Ltd.	4,457	12,818
Tung Ho Steel Enterprise Corp.	8,000	4,966
TXC Corp.	6,000	6,481
Union Bank of Taiwan[a]	17,811	5,895
Unitech Printed Circuit Board Corp.	20,000	7,317
Unity Opto Technology Co. Ltd.	8,000	4,599
Universal Cement Corp.	10,404	7,843
UPC Technology Corp.	12,239	3,656
Visual Photonics Epitaxy Co. Ltd.	6,000	7,640

Security	Shares	Value
Wah Lee Industrial Corp.	6,000	$8,362
Waterland Financial Holdings Co. Ltd.	27,395	7,211
Wei Chuan Foods Corp.[a]	6,000	4,086
Win Semiconductors Corp.	6,000	6,424
Winbond Electronics Corp.[a]	36,000	7,925
Wisdom Marine Lines Co. Ltd.	2,798	3,253
Wistron NeWeb Corp.	4,201	10,445
Yageo Corp.	6,927	9,873
YC Co. Ltd.	17,415	6,288
YC INOX Co. Ltd.	12,000	7,127
YFY Inc.	16,000	5,195
Yieh Phui Enterprise Co. Ltd.	14,604	3,747
YungShin Global Holding Corp.	4,000	6,214
Yungtay Engineering Co. Ltd.	6,000	9,436
Zinwell Corp.	8,000	8,615

		847,885
THAILAND — 3.49%
Amata Corp. PCL NVDR	11,000	4,401
AP Thailand PCL NVDR	25,740	4,309
Bangkok Chain Hospital PCL NVDR	26,000	5,053
Bangkok Expressway PCL NVDR	4,600	4,960
Bangkok Land PCL NVDR[c]	120,000	4,971
Cal-Comp Electronics Thailand PCL NVDR	29,432	2,722
CH Karnchang PCL NVDR[c]	9,910	7,310
Country Group Development PCL NVDR[a]	49,400	1,780
Dynasty Ceramic PCL NVDR	49,280	5,201
E for L Aim PCL[c]	79,600	2,439
Esso Thailand PCL NVDR[a,c]	18,000	2,707
Gunkul Engineering PCL NVDR	7,600	4,615
Hana Microelectronics PCL NVDR	9,400	8,668
Inter Far East Engineering PCL	12,400	3,465
Italian-Thai Development PCL NVDR[a,c]	30,365	6,332
Jasmine International PCL NVDR	52,000	7,377
Khon Kaen Sugar Industry PCL NVDR	26,400	2,981
Kiatnakin Bank PCL NVDR[c]	2,200	1,904
LPN Development PCL NVDR[c]	11,200	5,625
Major Cineplex Group PCL NVDR[c]	11,000	10,221
Quality Houses PCL NVDR	65,567	4,316
Samart Corp. PCL NVDR	8,000	4,676
Samart Telcoms PCL NVDR[c]	7,000	3,972
Sino-Thai Engineering & Construction PCL NVDR[c]	14,400	9,438
Sri Trang Agro-Industry PCL NVDR	5,200	1,785

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Srisawad Power 1979 PCL NVDR[c]	5,800	$6,130
STP & I PCL NVDR[c]	5,500	2,325
Supalai PCL NVDR[c]	10,400	5,046
Superblock PCL[a,c]	108,150	4,327
Thai Vegetable Oil PCL NVDR	7,400	5,144
Thaicom PCL NVDR[c]	6,000	6,171
Thanachart Capital PCL NVDR	7,000	6,207
Thoresen Thai Agencies PCL NVDR	14,421	5,155
TICON Industrial Connection PCL NVDR[c]	3,680	1,316
Tisco Financial Group PCL NVDR	5,280	6,367
TTW PCL NVDR	17,200	5,612
U City PCL NVDR[a,c]	2,278,600	2,586
Univentures PCL NVDR[c]	12,200	2,198
VGI Global Media PCL NVDR[c]	52,274	6,823
WHA Corp. PCL NVDR[a]	62,110	6,555

		193,190

TOTAL COMMON STOCKS
(Cost: $5,417,352)		5,364,937

RIGHTS — 0.02%

SOUTH KOREA — 0.02%
Meritz Securities Co. Ltd.[a]	768	1,037

		1,037

TOTAL RIGHTS
(Cost: $0)		1,037

WARRANTS — 0.00%

MALAYSIA — 0.00%
OSK Holdings Bhd (Expires 07/22/20)[a]	3,250	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 9.94%

MONEY MARKET FUNDS — 9.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	461,825	461,825
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	25,514	25,514

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	62,862	$62,862

		550,201

TOTAL SHORT-TERM INVESTMENTS
(Cost: $550,201)		550,201

TOTAL INVESTMENTS IN SECURITIES — 106.89%
(Cost: $5,967,553)		5,916,175
Other Assets, Less Liabilities — (6.89)%		(381,471)

NET ASSETS — 100.00%		$5,534,704

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 96.40%

CHINA — 12.29%
AAC Technologies Holdings Inc.	4,000	$22,703
GCL-Poly Energy Holdings Ltd.[a]	60,000	12,151
Hanergy Thin Film Power Group Ltd.[a,b]	60,601	—
Kingsoft Corp. Ltd.	4,000	10,681
Lenovo Group Ltd.	48,000	52,072
Semiconductor Manufacturing International Corp.[a]	152,000	13,725
Tencent Holdings Ltd.	36,000	671,956
ZTE Corp. Class H	6,720	14,944

		798,232
HONG KONG — 0.28%
ASM Pacific Technology Ltd.	2,000	18,111

		18,111
INDIA — 6.88%
HCL Technologies Ltd.	3,288	51,191
Infosys Ltd.	12,792	214,879
Tata Consultancy Services Ltd.	3,252	127,342
Tech Mahindra Ltd.	1,680	13,905
Wipro Ltd.	4,444	39,496

		446,813
JAPAN — 32.16%
Advantest Corp.	1,200	10,509
Brother Industries Ltd.	1,600	22,135
Canon Inc.	7,600	243,651
Citizen Holdings Co. Ltd.	2,400	16,039
COLOPL Inc.[b]	400	7,781
FUJIFILM Holdings Corp.	3,200	127,062
Fujitsu Ltd.	12,000	63,015
GungHo Online Entertainment Inc.	1,600	5,321
Hamamatsu Photonics KK	800	20,856
Hitachi High-Technologies Corp.	400	9,347
Hitachi Ltd.	32,000	207,763
IBIDEN Co. Ltd.	800	13,256
Japan Display Inc.[a]	2,400	7,458
Kakaku.com Inc.	800	12,740
Keyence Corp.	400	201,784
Konami Corp.	400	8,355
Konica Minolta Inc.	2,800	34,962
Kyocera Corp.	2,400	123,879
Mixi Inc.	400	17,337
Murata Manufacturing Co. Ltd.	1,200	178,215
NEC Corp.	20,000	63,925

Security	Shares	Value
Nexon Co. Ltd.	800	$10,984
Nintendo Co. Ltd.	800	140,829
Nippon Electric Glass Co. Ltd.	4,000	19,436
Nomura Research Institute Ltd.	800	32,867
NTT Data Corp.	800	38,291
Omron Corp.	1,600	62,827
Oracle Corp. Japan	400	16,853
Otsuka Corp.	400	21,018
Ricoh Co. Ltd.	4,800	47,401
Rohm Co. Ltd.	800	46,362
Seiko Epson Corp.	1,600	28,321
TDK Corp.	800	56,112
Tokyo Electron Ltd.	1,200	66,259
Trend Micro Inc./Japan	800	29,315
Yahoo Japan Corp.	10,000	43,827
Yaskawa Electric Corp.	1,200	14,248
Yokogawa Electric Corp.	1,600	18,002

		2,088,342
SOUTH KOREA — 17.67%
Daum Kakao Corp.	160	16,531
LG Display Co. Ltd.	1,600	30,218
LG Innotek Co. Ltd.	84	5,858
NAVER Corp.	193	86,262
NCsoft Corp.	116	21,760
Samsung Electro-Mechanics Co. Ltd.	440	20,418
Samsung Electronics Co. Ltd.	756	765,594
Samsung SDI Co. Ltd.	344	25,223
Samsung SDS Co. Ltd.	204	51,081
SK Hynix Inc.	3,936	124,792

		1,147,737
TAIWAN — 27.12%
Acer Inc.[a]	30,064	12,474
Advanced Semiconductor Engineering Inc.	48,000	55,493
Advantech Co. Ltd.	4,000	26,986
Asustek Computer Inc.	4,000	36,109
AU Optronics Corp.	64,000	20,474
Catcher Technology Co. Ltd.	4,000	44,090
Chicony Electronics Co. Ltd.	4,050	10,532
Compal Electronics Inc.	32,000	21,589
Delta Electronics Inc.	12,000	59,104
Foxconn Technology Co. Ltd.	8,715	26,500
Hon Hai Precision Industry Co. Ltd.	87,808	252,259
HTC Corp.[a]	4,000	8,780
Innolux Corp.	60,667	21,137

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

July 31, 2015

Security	Shares	Value
Inotera Memories Inc.[a]	16,000	$9,654
Inventec Corp.	20,000	11,371
Lite-On Technology Corp.	20,139	22,135
MediaTek Inc.	12,000	126,190
Novatek Microelectronics Corp.	4,000	14,507
Pegatron Corp.	12,000	33,752
Quanta Computer Inc.	20,000	38,642
Radiant Opto-Electronics Corp.	4,090	12,177
Realtek Semiconductor Corp.	4,060	7,986
Siliconware Precision Industries Co. Ltd.	24,000	27,176
Simplo Technology Co. Ltd.	4,000	16,471
Synnex Technology International Corp.	12,000	14,462
Taiwan Semiconductor Manufacturing Co. Ltd.	168,000	742,315
United Microelectronics Corp.	104,000	37,059
Vanguard International Semiconductor Corp.	8,000	9,376
Wistron Corp.	16,932	11,075
WPG Holdings Ltd.	16,000	18,168
Zhen Ding Technology Holding Ltd.	4,150	12,869

		1,760,912

TOTAL COMMON STOCKS
(Cost: $5,390,249)		6,260,147

PREFERRED STOCKS — 1.70%

SOUTH KOREA — 1.70%
Samsung Electronics Co. Ltd.	140	110,071

		110,071

TOTAL PREFERRED STOCKS
(Cost: $108,483)		110,071

SHORT-TERM INVESTMENTS — 1.95%

MONEY MARKET FUNDS — 1.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	37,692	37,692
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	2,082	2,082

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	86,607	$86,607

		126,381

TOTAL SHORT-TERM INVESTMENTS
(Cost: $126,381)		126,381

TOTAL INVESTMENTS IN SECURITIES — 100.05%
(Cost: $5,625,113)		6,496,599
Other Assets, Less Liabilities — (0.05)%		(2,982)

NET ASSETS — 100.00%		$6,493,617

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to consolidated financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI All Country Asia ex Japan Small-Cap ETF	iShares MSCI All Country Asia Information Technology ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,589,238,673	$5,417,352	$5,498,732
Affiliated (Note 2)	146,197,484	550,201	126,381

Total cost of investments	$3,735,436,157	$5,967,553	$5,625,113

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,646,185,440	$5,365,974	$6,370,218
Affiliated (Note 2)	146,197,484	550,201	126,381

Total fair value of investments	3,792,382,924	5,916,175	6,496,599
Foreign currency, at value[b]	11,614,605	55,945	15,679
Cash	278,192	—	—
Receivables:
Investment securities sold	256,191	28,604	153
Dividends and interest	12,365,730	26,545	24,922
Capital shares redeemed	8	—	—

Total Assets	3,816,897,650	6,027,269	6,537,353

LIABILITIES
Payables:
Investment securities purchased	4,060,635	—	—
Collateral for securities on loan (Note 1)	141,822,733	487,339	39,774
Due to custodian	—	1,541	—
Foreign taxes (Note 1)	821	—	—
Investment advisory fees (Note 2)	2,336,429	3,685	3,962

Total Liabilities	148,220,618	492,565	43,736

NET ASSETS	$3,668,677,032	$5,534,704	$6,493,617

Net assets consist of:
Paid-in capital	$3,984,734,471	$5,924,131	$5,705,312
Undistributed (distributions in excess of) net investment income	18,396,738	(12,401)	24,201
Accumulated net realized loss	(391,266,475)	(325,460)	(107,062)
Net unrealized appreciation (depreciation)	56,812,298	(51,566)	871,166

NET ASSETS	$3,668,677,032	$5,534,704	$6,493,617

Shares outstanding[c]	61,700,000	100,000	200,000

Net asset value per share	$59.46	$55.35	$32.47

[a]	Securities on loan with values of $128,569,176, $353,644 and $7,314, respectively. See Note 1.
[b]	Cost of foreign currency: $11,627,107, $55,906 and $15,711, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	35

Consolidated Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI All Country Asia ex Japan Small-Cap ETF	iShares MSCI All Country Asia Information Technology ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$88,710,151	$147,949	$121,259
Interest — unaffiliated	2,141	—	—
Interest — affiliated (Note 2)	284	1	—
Securities lending income — affiliated — net (Note 2)	2,779,161	19,213	6,562

	91,491,737	167,163	127,821
Less: Other foreign taxes (Note 1)	(341,013)	(1,033)	(657)

Total investment income	91,150,724	166,130	127,164

EXPENSES
Investment advisory fees (Note 2)	23,660,993	44,415	47,832
Mauritius income taxes (Note 1)	115,104	—	—
Commitment fees (Note 7)	12,032	21	19
Interest expense (Note 7)	7,415	44	—

Total expenses	23,795,544	44,480	47,851

Net investment income	67,355,180	121,650	79,313

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(97,648,305)	3,504	59,877
In-kind redemptions — unaffiliated	44,505,100	—	—
Foreign currency transactions	(953,626)	(1,911)	(1,430)

Net realized gain (loss)	(54,096,831)	1,593	58,447

Net change in unrealized appreciation/depreciation on:
Investments	(310,972,089)	(527,701)	(542,094)
Translation of assets and liabilities in foreign currencies	(136,839)	(190)	(191)

Net change in unrealized appreciation/depreciation	(311,108,928)	(527,891)	(542,285)

Net realized and unrealized loss	(365,205,759)	(526,298)	(483,838)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(297,850,579)	$(404,648)	$(404,525)

[a]	Net of foreign withholding tax of $9,191,446, $12,664 and $21,268, respectively.

See notes to consolidated financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Country Asia ex Japan ETF		iShares MSCI All Country Asia ex Japan Small-Cap ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$67,355,180	$46,505,590	$121,650	$115,907
Net realized gain (loss)	(54,096,831)	(23,596,562)	1,593	20,285
Net change in unrealized appreciation/depreciation	(311,108,928)	356,823,193	(527,891)	636,341

Net increase (decrease) in net assets resulting from operations	(297,850,579)	379,732,221	(404,648)	772,533

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(55,746,508)	(43,871,556)	(138,141)	(130,893)

Total distributions to shareholders	(55,746,508)	(43,871,556)	(138,141)	(130,893)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,789,644,487	457,607,309	—	—
Cost of shares redeemed	(398,743,077)	(523,693,678)	—	—

Net increase (decrease) in net assets from capital share transactions	1,390,901,410	(66,086,369)	—	—

INCREASE (DECREASE) IN NET ASSETS	1,037,304,323	269,774,296	(542,789)	641,640

NET ASSETS
Beginning of year	2,631,372,709	2,361,598,413	6,077,493	5,435,853

End of year	$3,668,677,032	$2,631,372,709	$5,534,704	$6,077,493

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$18,396,738	$7,379,216	$(12,401)	$(4,212)

SHARES ISSUED AND REDEEMED
Shares sold	28,000,000	7,500,000	—	—
Shares redeemed	(6,700,000)	(9,100,000)	—	—

Net increase (decrease) in shares outstanding	21,300,000	(1,600,000)	—	—

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	37

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI All Country Asia Information Technology ETF
	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$79,313	$55,900
Net realized gain (loss)	58,447	(49,563)
Net change in unrealized appreciation/depreciation	(542,285)	1,391,494

Net increase (decrease) in net assets resulting from operations	(404,525)	1,397,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(76,964)	(55,429)

Total distributions to shareholders	(76,964)	(55,429)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	1,532,030

Net increase in net assets from capital share transactions	—	1,532,030

INCREASE (DECREASE) IN NET ASSETS	(481,489)	2,874,432

NET ASSETS
Beginning of year	6,975,106	4,100,674

End of year	$6,493,617	$6,975,106

Undistributed net investment income included in net assets at end of year	$24,201	$23,282

SHARES ISSUED
Shares sold	—	50,000

Net increase in shares outstanding	—	50,000

See notes to consolidated financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$65.13	$56.23	$53.40	$62.22	$55.95

Income from investment operations:
Net investment income[a]	1.24	1.11	1.04	0.97	1.09
Net realized and unrealized gain (loss)[b]	(5.92)	8.84	2.85	(8.89)	6.45

Total from investment operations	(4.68)	9.95	3.89	(7.92)	7.54

Less distributions from:
Net investment income	(0.99)	(1.05)	(1.06)	(0.90)	(1.27)

Total distributions	(0.99)	(1.05)	(1.06)	(0.90)	(1.27)

Net asset value, end of year	$59.46	$65.13	$56.23	$53.40	$62.22

Total return	(7.22)%	17.85%	7.28%	(12.63)%	13.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,668,677	$2,631,373	$2,361,598	$1,826,440	$1,860,281
Ratio of expenses to average net assets	0.69%	0.68%	0.67%	0.69%	0.66%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	n/a	n/a	0.67%
Ratio of net investment income to average net assets	1.95%	1.87%	1.80%	1.82%	1.77%
Portfolio turnover rate[c]	13%	14%	13%	26%	41%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2015, July 31, 2014 and July 31, 2013 were 8%, 6%, and 7%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	39

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia ex Japan Small-Cap ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Feb. 2, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$60.77	$54.36	$52.38	$56.14

Income from investment operations:
Net investment income[b]	1.22	1.16	1.35	0.71
Net realized and unrealized gain (loss)[c]	(5.26)	6.56	5.86	(4.08)

Total from investment operations	(4.04)	7.72	7.21	(3.37)

Less distributions from:
Net investment income	(1.38)	(1.31)	(5.23)	(0.39)

Total distributions	(1.38)	(1.31)	(5.23)	(0.39)

Net asset value, end of period	$55.35	$60.77	$54.36	$52.38

Total return	(6.70)%	14.41%	13.93%	(6.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,535	$6,077	$5,436	$10,476
Ratio of expenses to average net assets[e]	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets[e]	2.05%	2.03%	2.42%	2.65%
Portfolio turnover rate[f]	19%	20%	45%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2015, July 31, 2014, July 31, 2013 and the period ended July 31, 2012 were 19%, 20%, 19% and 5%, respectively. See Note 4.

See notes to consolidated financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia Information Technology ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Feb. 8, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$34.88	$27.34	$25.15	$26.93

Income from investment operations:
Net investment income[b]	0.40	0.30	0.37	0.20
Net realized and unrealized gain (loss)[c]	(2.43)	7.52	2.85	(1.96)

Total from investment operations	(2.03)	7.82	3.22	(1.76)

Less distributions from:
Net investment income	(0.38)	(0.28)	(1.03)	(0.02)

Total distributions	(0.38)	(0.28)	(1.03)	(0.02)

Net asset value, end of period	$32.47	$34.88	$27.34	$25.15

Total return	(5.81)%	28.72%	12.84%	(6.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,494	$6,975	$4,101	$5,030
Ratio of expenses to average net assets[e]	0.69%	0.69%	0.69%	0.69%
Ratio of net investment income to average net assets[e]	1.14%	0.96%	1.35%	1.56%
Portfolio turnover rate[f]	5%	3%	58%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2015, July 31, 2014, July 31, 2013 and the period ended July 31, 2012 were 5%, 3%, 7%, and 1%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	41

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Country Asia ex Japan	Diversified
MSCI All Country Asia ex Japan Small-Cap	Diversified
MSCI All Country Asia Information Technology	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3		Total
MSCI All Country Asia ex Japan
Assets:
Common Stocks	$3,611,647,274	$5,090,233		$940,387		$3,617,677,894
Preferred Stocks	28,507,546	—		—		28,507,546
Money Market Funds	146,197,484	—		—		146,197,484

	$3,786,352,304	$5,090,233		$940,387		$3,792,382,924

MSCI All Country Asia ex Japan Small-Cap
Assets:
Common Stocks	$5,307,243	$35,256		$22,438		$5,364,937
Rights	—	1,037		—		1,037
Warrants	—	0	[a]	—		0	[a]
Money Market Funds	550,201	—		—		550,201

	$5,857,444	$36,293		$22,438		$5,916,175

MSCI All Country Asia Information Technology
Assets:
Common Stocks	$6,260,147	$—		$0	[a]	$6,260,147
Preferred Stocks	110,071	—		—		110,071
Money Market Funds	126,381	—		—		126,381

	$6,496,599	$—		$0	[a]	$6,496,599

[a]	Rounds to less than $1.

The iShares MSCI All Country Asia ex Japan Small-Cap ETF had transfers from Level 2 to Level 1 during the year ended July 31, 2015 in the amount of $81,030, resulting from the resumption of trading after a temporary suspension.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Further, each Subsidiary is also exempt from tax in Mauritius on any gains from the sale of securities.

However, there can be no assurance that any future changes to the India-Mauritius treaty will not adversely affect the tax position of the Funds’ investments in India. If the DTAA is interpreted, amended, terminated, renegotiated, or possibly overridden by the General Anti-Avoidance Rules provisions (which are due to take effect April 1, 2017, the details of which are pending further authoritative guidance), in a manner that would adversely affect the tax position in India of each Fund, such an interpretation, amendment, or override renegotiation may cause the Funds to incur capital gains tax in India. Tax laws in India also include provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive authoritative guidance on the final applicability of this provision to the Funds is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the consolidated statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI All Country Asia ex Japan	$128,569,176	$128,569,176	$—
MSCI All Country Asia ex Japan Small-Cap	353,644	353,644	—
MSCI All Country Asia Information Technology	7,314	7,314	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s consolidated statement of assets and liabilities.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

In addition, the iShares MSCI All Country Asia ex Japan ETF indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI All Country Asia ex Japan Small-Cap	0.75%
MSCI All Country Asia Information Technology	0.69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI All Country Asia ex Japan	$784,781
MSCI All Country Asia ex Japan Small-Cap	5,575
MSCI All Country Asia Information Technology	1,775

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI All Country Asia ex Japan ETF in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI All Country Asia ex Japan	$1,137,690,462	$451,775,411
MSCI All Country Asia ex Japan Small-Cap	1,139,582	1,293,569
MSCI All Country Asia Information Technology	334,470	415,167

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Country Asia ex Japan	$914,324,209	$205,994,948

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI All Country Asia Information Technology ETF invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Country Asia ex Japan	$41,578,317	$(591,150)	$(40,987,167)
MSCI All Country Asia ex Japan Small-Cap	—	8,302	(8,302)
MSCI All Country Asia Information Technology	—	(1,430)	1,430

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI All Country Asia ex Japan
Ordinary income	$55,746,508	$43,871,556

MSCI All Country Asia ex Japan Small-Cap
Ordinary income	$138,141	$130,893

MSCI All Country Asia Information Technology
Ordinary income	$76,964	$55,429

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Country Asia ex Japan	$21,028,483	$(238,274,493)	$(24,734,921)	$(74,076,508)	$(316,057,439)
MSCI All Country Asia ex Japan Small-Cap	44,092	(255,903)	(110,942)	(66,674)	(389,427)
MSCI All Country Asia Information Technology	97,382	(95,047)	785,970	—	788,305

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI All Country Asia ex Japan	$230,130,018	$114,780	$5,230,616	$2,799,079	$238,274,493
MSCI All Country Asia ex Japan Small-Cap	255,903	—	—	—	255,903
MSCI All Country Asia Information Technology	95,047	—	—	—	95,047

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2015, the iShares MSCI All Country Asia ex Japan Small-Cap ETF utilized $57,284 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Country Asia ex Japan	$3,816,983,219	$410,635,947	$(435,236,242)	$(24,600,295)
MSCI All Country Asia ex Japan Small-Cap	6,026,904	917,003	(1,027,732)	(110,729)
MSCI All Country Asia Information Technology	5,710,309	1,384,664	(598,374)	786,290

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

7.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $150 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2015, the maximum amounts borrowed, the average borrowings and the weighted average interest rates, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
MSCI All Country Asia ex Japan	$33,000,000	$720,548	1.18%
MSCI All Country Asia ex Japan Small-Cap	150,000	4,905	1.17

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements, except as noted below.

On June 25, 2015, the Board unanimously voted to close and liquidate the iShares MSCI All Country Asia ex Japan Small-Cap ETF and iShares MSCI All Country Asia Information Technology ETF. After the close of business on August 21, 2015, the Funds no longer accepted creation orders. Trading in the Funds was halted prior to market open on August 24, 2015. Proceeds of the liquidation were sent to shareholders on August 28, 2015.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF and iShares MSCI All Country Asia Information Technology ETF and their subsidiaries (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8, the Board of Trustees approved the liquidation of iShares MSCI All Country Asia ex Japan Small-Cap ETF and iShares MSCI All Country Asia Information Technology ETF, which occurred on August 28, 2015.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI All Country Asia ex Japan	$45,797,801
MSCI All Country Asia ex Japan Small-Cap	32,122
MSCI All Country Asia Information Technology	60,542

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended July 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$97,901,597	$9,646,771
MSCI All Country Asia ex Japan Small-Cap	160,613	13,536
MSCI All Country Asia Information Technology	142,527	21,925

TAX INFORMATION	55

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares MSCI All Country Asia ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and ranked in the 5th Lipper quintile. The Board further noted that the Fund has more exposure to emerging markets securities as compared to most of the competitor funds identified by Lipper.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this

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Board Review and Approval of Investment Advisory

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information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

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provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

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Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares MSCI All Country Asia ex Japan Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and ranked in the 5th Lipper quintile. The Board further noted that the Fund has more exposure to emerging markets securities as compared to most of the competitor funds identified by Lipper.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

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Board Review and Approval of Investment Advisory

Contract (Continued)

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affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares MSCI All Country Asia Information Technology ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the

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Board Review and Approval of Investment Advisory

Contract (Continued)

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limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only five funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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iSHARES® TRUST

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI All Country Asia ex Japan	$0.991169	$—	$—	$0.991169	100%	—%	—%	100%
MSCI All Country Asia Information Technology	0.384820	—	—	0.384820	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Country Asia ex Japan ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	57	4.12
Greater than 0.5% and Less than 1.0%	209	15.12
Between 0.5% and –0.5%	778	56.30
Less than –0.5% and Greater than –1.0%	165	11.94
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	25	1.81
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI All Country Asia ex Japan Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.12%
Greater than 3.5% and Less than 4.0%	1	0.12
Greater than 3.0% and Less than 3.5%	2	0.25
Greater than 2.5% and Less than 3.0%	5	0.61
Greater than 2.0% and Less than 2.5%	16	1.96
Greater than 1.5% and Less than 2.0%	52	6.37
Greater than 1.0% and Less than 1.5%	65	7.97
Greater than 0.5% and Less than 1.0%	106	12.99
Between 0.5% and –0.5%	385	47.19
Less than –0.5% and Greater than –1.0%	119	14.58
Less than –1.0% and Greater than –1.5%	52	6.37
Less than –1.5% and Greater than –2.0%	9	1.10
Less than –2.0% and Greater than –2.5%	2	0.25
Less than –2.5% and Greater than –3.0%	1	0.12

	816	100.00%

iShares MSCI All Country Asia Information Technology ETF

Period Covered: April 1, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.12%
Greater than 3.5% and Less than 4.0%	3	0.37
Greater than 3.0% and Less than 3.5%	5	0.61
Greater than 2.5% and Less than 3.0%	12	1.47
Greater than 2.0% and Less than 2.5%	35	4.29
Greater than 1.5% and Less than 2.0%	95	11.64
Greater than 1.0% and Less than 1.5%	124	15.20
Greater than 0.5% and Less than 1.0%	125	15.32
Between 0.5% and –0.5%	302	37.00
Less than –0.5% and Greater than –1.0%	61	7.48
Less than –1.0% and Greater than –1.5%	39	4.78
Less than –1.5% and Greater than –2.0%	10	1.23
Less than –2.0% and Greater than –2.5%	3	0.37
Less than –2.5%	1	0.12

	816	100.00%

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI All Country Asia ex Japan ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2014 was USD 501.6 thousand. This figure is comprised of fixed remuneration of USD 202.7 thousand and variable remuneration of USD 298.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 69.4 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 12.9 thousand.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI, Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-77-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares China Large-Cap ETF | FXI | NYSE Arca
➢	iShares FTSE China ETF | FCHI | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

ASIA MARKET OVERVIEW

Equity markets in Asia produced negative returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI AC Asia Pacific Index, a broad measure of equity market performance in Asia, returned -2.30% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. In contrast, weaker economic growth in Asia and other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against the Japanese yen, 12% against the South Korean won, 5% against the Indian rupee, and 1% against the Chinese yuan. The stronger U.S. dollar had a meaningful impact on Asian equity returns for U.S. investors. For example, the MSCI AC Asia Pacific Index returned 11.55% in local currency terms for the reporting period.

Within the region, Japan was one of the best-performing stock markets during the reporting period. With Japan’s economy facing a recession, the Bank of Japan implemented a series of aggressive measures in an effort to revive the Japanese economy, inject liquidity into the capital markets, and keep deflation at bay. These efforts provided a favorable environment for equity market performance in Japan.

Equity markets in China and India also performed well during the reporting period. Although China remained one of the world’s fastest-growing economies, the country’s 7.4% economic growth rate in 2014 was its slowest in 24 years. As a result, the Chinese central bank lowered interest rates to record low levels, and the Chinese government implemented new credit and tax policies to boost the country’s struggling housing market. Chinese regulators also intervened in the Chinese equity market to curb severe levels of volatility late in the reporting period.

The stock market results in India stemmed from optimism regarding the economic reforms set in motion by the country’s new prime minister, Narendra Modi, who was elected in May 2014. The country also benefited from a sharp decline in energy prices, as India imports more than 80% of its oil. The central bank in India implemented a series of interest rate cuts to further aid the Indian economy.

Stocks in South Korea declined markedly for the reporting period. The South Korean economy slowed meaningfully during the reporting period, driven by a decline in exports and an outbreak of Middle East Respiratory Syndrome that restrained domestic consumption. The central bank in South Korea responded with a series of interest rate cuts, pushing its base interest rate to an all-time low.

Malaysia and Indonesia were also among the weaker-performing Asian equity markets during the reporting period. Commodity exports are an integral part of both countries’ economies, and declining demand for commodities around the globe during the reporting period led to weaker economic growth for both countries. Malaysia’s stock market was also adversely affected by a political scandal involving its prime minister, which led many foreign investors to shift funds out of the Malaysian market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CHINA LARGE-CAP ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.82%	1.80%	1.48%	0.82%	1.80%	1.48%
5 Years	2.13%	1.89%	2.90%	11.12%	9.82%	15.36%
10 Years	9.29%	9.17%	9.94%	143.15%	140.39%	157.85%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance beginning on February 10, 2012 reflects net returns where dividends are reinvested into the Index net of withholding tax. Performance before this date reflects dividends being reinvested at gross.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$974.50	$3.57	$1,000.00	$1,021.20	$3.66	0.73%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CHINA LARGE-CAP ETF

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 0.82%, net of fees, while the total return for the Index was 1.48%.

The Index posted modestly positive performance for the reporting period despite bouts of volatility.

During the last quarter of the reporting period, a strong rally ended with a steep decline. Ongoing monetary easing measures, speculation about merging major state-owned enterprises, and strengthening economic ties between mainland China and Hong Kong markets led to significant gains in April. However, restrictions on margin trading and worries about high stock valuations contributed to significant selling late in the reporting period. Authorities responded to the market selloff by halting new share offers, regulating short selling, and compelling state-owned enterprises and brokerages to buy shares. In addition, nearly half of the companies listed on mainland China’s exchanges sought to halt trading in their shares, and the People’s Bank of China pledged to provide ample liquidity to help stabilize the market. The Index is composed of equities that trade on the Hong Kong exchange, where trading continued unabated during the entire reporting period despite mainland China’s trading restrictions.

The financials sector, which averaged about 50% of the Index, was the strongest contributor to the Index’s performance during the reporting period, as authorities cut interest rates several times and lowered reserve requirements for banks. The telecommunication services and industrials sectors also helped the Index’s performance. The telecommunication services sector benefited as increasing numbers of mainland Chinese consumers purchased cell phones and wireless services, while in the industrials sector, industrial production improved and recently exceeded consensus estimates.

The energy sector detracted significantly from the Index’s performance for the reporting period, largely due to declining oil prices. Chinese oil producers were also hindered by slow economic growth and the Chinese economy’s shift from oil-consuming industries to services and higher-end manufacturing. The consumer discretionary and materials sectors modestly hindered Index performance. Declining auto sales hindered the consumer discretionary sector, while the materials sector suffered amid low commodity prices.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	50.50%
Energy	12.97
Telecommunication Services	12.13
Information Technology	11.25
Industrials	6.71
Utilities	2.27
Consumer Discretionary	1.89
Consumer Staples	1.57
Materials	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	9.91%
China Mobile Ltd.	8.83
China Construction Bank Corp. Class H	8.78
Industrial & Commercial Bank of China Ltd. Class H	6.45
Bank of China Ltd. Class H	5.59
Ping An Insurance Group Co. of China Ltd. Class H	4.18
China Life Insurance Co. Ltd. Class H	4.10
PetroChina Co. Ltd. Class H	3.76
China Petroleum & Chemical Corp. Class H	3.72
CNOOC Ltd.	3.58

TOTAL	58.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® FTSE CHINA ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.55%	4.22%	3.57%	3.55%	4.22%	3.57%
5 Years	3.91%	3.61%	4.69%	21.12%	19.41%	25.75%
Since Inception	2.78%	2.63%	3.80%	21.54%	20.27%	30.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/24/08. The first day of secondary market trading was 6/25/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.90	$3.63	$1,000.00	$1,021.20	$3.66	0.73%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE CHINA ETF

The iShares FTSE China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China (HK Listed) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 3.55%, net of fees, while the total return for the Index was 3.57%.

The Index posted positive performance for the reporting period despite bouts of volatility.

During the last quarter of the reporting period, a strong rally ended with a steep decline. Ongoing monetary easing measures, speculation about merging major state-owned enterprises, and strengthening economic ties between mainland China and Hong Kong markets led to significant gains in April. However, restrictions on margin trading and worries about high stock valuations contributed to significant selling late in the reporting period. Authorities responded to the market selloff by halting new share offers, regulating short selling, and compelling state-owned enterprises and brokerages to buy shares. In addition, nearly half of the companies listed on mainland China’s exchanges sought to halt trading in their shares, and the People’s Bank of China pledged to provide ample liquidity to help stabilize the market. The Index is composed of equities that trade on the Hong Kong exchange, where trading continued unabated during the entire reporting period despite mainland China’s trading restrictions.

The financials sector, which averaged about 40% of the Index, was the strongest contributor to the Index’s performance during the reporting period, as authorities cut interest rates several times and lowered reserve requirements for banks. The telecommunication services and industrials sectors also helped the Index’s performance. The telecommunication services sector benefited as increasing numbers of mainland Chinese consumers purchased cell phones and wireless services, while in the industrials sector, industrial production improved and recently exceeded consensus estimates.

The energy sector detracted significantly from the Index’s performance for the reporting period, largely due to declining oil prices. Chinese oil producers were also hindered by slow economic growth and the Chinese economy’s shift from oil-consuming industries to services and higher-end manufacturing. The consumer discretionary and materials sectors modestly hindered Index performance. Declining auto sales hindered the consumer discretionary sector, while the materials sector suffered amid low commodity prices.

Special note — On June 25, 2015, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 21, 2015, the Fund stopped accepting creation orders. Trading in the Fund was halted prior to market open on August 24, 2015. Proceeds of the liquidation were sent to shareholders on August 28, 2015.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	42.81%
Information Technology	13.26
Telecommunication Services	10.30
Industrials	9.57
Energy	8.44
Utilities	4.60
Consumer Discretionary	4.44
Materials	2.44
Health Care	2.08
Consumer Staples	2.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	11.31%
China Construction Bank Corp. Class H	8.45
China Mobile Ltd.	7.96
Industrial & Commercial Bank of China Ltd. Class H	5.62
Bank of China Ltd. Class H	4.66
Ping An Insurance Group Co. of China Ltd. Class H	3.27
China Life Insurance Co. Ltd. Class H	3.10
PetroChina Co. Ltd. Class H	2.37
CNOOC Ltd.	2.24
China Petroleum & Chemical Corp. Class H	2.20

TOTAL	51.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CHINA LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.79%

AIRLINES — 0.35%
Air China Ltd. Class H	22,804,000	$22,914,897

		22,914,897
AUTOMOBILES — 1.86%
Byd Co. Ltd. Class Ha	8,579,500	37,959,941
Dongfeng Motor Group Co. Ltd. Class H	36,624,000	42,187,779
Great Wall Motor Co. Ltd. Class H	12,916,500	42,736,765

		122,884,485
BANKS — 29.14%
Agricultural Bank of China Ltd. Class H	322,803,000	145,738,748
Bank of China Ltd. Class H	665,610,000	364,045,045
Bank of Communications Co. Ltd. Class H	100,673,200	88,566,132
China CITIC Bank Corp. Ltd. Class Hb	94,887,000	67,686,378
China Construction Bank Corp. Class H	700,709,320	572,151,490
China Everbright Bank Co. Ltd. Class H	41,218,000	22,968,894
China Merchants Bank Co. Ltd. Class H	57,394,438	148,440,912
China Minsheng Banking Corp. Ltd. Class H	81,481,000	91,757,173
Industrial & Commercial Bank of China Ltd. Class H	609,745,995	420,010,012

		1,921,364,784
CAPITAL MARKETS — 3.12%
China Cinda Asset Management Co. Ltd. Class H	113,318,000	50,575,994
CITIC Securities Co. Ltd. Class H	28,483,000	77,891,671
Haitong Securities Co. Ltd. Class H	42,625,600	77,088,208

		205,555,873
CONSTRUCTION & ENGINEERING — 2.34%
China Communications Construction Co. Ltd. Class H	55,351,000	71,113,858
China Railway Construction Corp. Ltd. Class H	23,621,000	30,652,485

Security	Shares	Value
China Railway Group Ltd. Class H	47,866,000	$40,874,698
Metallurgical Corp. of China Ltd. Class H	35,892,000	11,991,316

		154,632,357
CONSTRUCTION MATERIALS — 0.70%
Anhui Conch Cement Co. Ltd. Class H	14,947,500	46,468,113

		46,468,113
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.26%
China Telecom Corp. Ltd. Class H	202,360,000	113,287,979
China Unicom Hong Kong Ltd.	71,852,000	101,397,118

		214,685,097
ELECTRICAL EQUIPMENT — 0.33%
Shanghai Electric Group Co. Ltd. Class Ha	35,308,000	21,816,147

		21,816,147
ENERGY EQUIPMENT & SERVICES — 0.42%
China Oilfield Services Ltd. Class H	22,642,000	27,775,682

		27,775,682
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.24%
CGN Power Co. Ltd. Class Hc	79,546,000	34,989,856
China Resources Power Holdings Co. Ltd.	23,780,000	61,165,486
Huaneng Power International Inc. Class H	42,150,000	51,543,671

		147,699,013
INDUSTRIAL CONGLOMERATES — 2.67%
CITIC Ltd.	68,494,000	122,634,150
Fosun International Ltd.[a]	25,351,000	53,303,058

		175,937,208
INSURANCE — 12.80%
China Life Insurance Co. Ltd. Class H	72,509,000	267,034,551
China Pacific Insurance Group Co. Ltd. Class H	32,267,400	135,274,757
New China Life Insurance Co. Ltd. Class H	10,056,200	43,196,401
People’s Insurance Co. Group of China Ltd. (The) Class H	79,556,000	41,254,224
PICC Property & Casualty Co. Ltd. Class H	40,785,700	84,914,309

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2015

Security	Shares	Value
Ping An Insurance Group Co. of China Ltd. Class H	47,324,000	$272,261,187

		843,935,429
INTERNET SOFTWARE & SERVICES — 9.79%
Tencent Holdings Ltd.	34,589,800	645,633,433

		645,633,433
MACHINERY — 0.94%
CRRC Corp. Ltd. Class H	49,153,450	62,010,080

		62,010,080
OIL, GAS & CONSUMABLE FUELS — 12.39%
China Coal Energy Co. Ltd. Class Ha	33,371,000	16,314,654
China Petroleum & Chemical Corp. Class H	318,962,600	241,928,213
China Shenhua Energy Co. Ltd. Class H	42,488,000	80,895,074
CNOOC Ltd.	188,086,000	233,157,445
PetroChina Co. Ltd. Class H	246,818,000	244,834,490

		817,129,876
PERSONAL PRODUCTS — 1.55%
Hengan International Group Co. Ltd.	9,146,500	102,233,431

		102,233,431
REAL ESTATE MANAGEMENT & DEVELOPMENT — 4.83%
China Overseas Land & Investment Ltd.	48,078,000	151,633,335
China Resources Land Ltd.	33,793,333	94,811,216
China Vanke Co. Ltd. Class Ha	16,439,700	39,104,275
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	4,528,000	32,825,561

		318,374,387
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.00%
Hanergy Thin Film Power Group Ltd.[a,b]	124,914,000	161

		161

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.33%
Lenovo Group Ltd.[a]	80,550,000	$87,383,809

		87,383,809
WIRELESS TELECOMMUNICATION SERVICES — 8.73%
China Mobile Ltd.	43,945,000	575,366,988

		575,366,988

TOTAL COMMON STOCKS
(Cost: $6,646,793,156)		6,513,801,250

SHORT-TERM INVESTMENTS — 2.65%

MONEY MARKET FUNDS — 2.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	164,949,631	164,949,631
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	9,112,994	9,112,994
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	831,359	831,359

		174,893,984

TOTAL SHORT-TERM INVESTMENTS
(Cost: $174,893,984)		174,893,984

TOTAL INVESTMENTS IN SECURITIES — 101.44%
(Cost: $6,821,687,140)		6,688,695,234
Other Assets, Less Liabilities — (1.44)%		(95,041,711)

NET ASSETS — 100.00%		$6,593,653,523

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of July 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
H-Shares Index	1,045	Aug. 2015	Hong Kong Futures	$74,860,461	$(4,411,999)

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE CHINA ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.42%

AEROSPACE & DEFENSE — 0.19%
AviChina Industry & Technology Co. Ltd. Class H	72,000	$60,369

		60,369
AIR FREIGHT & LOGISTICS — 0.13%
Sinotrans Ltd. Class H	66,000	40,610

		40,610
AIRLINES — 0.52%
Air China Ltd. Class H	60,000	60,292
China Eastern Airlines Corp. Ltd. Class Ha	50,000	40,181
China Southern Airlines Co. Ltd. Class H	61,000	60,431

		160,904
AUTOMOBILES — 1.97%
BAIC Motor Corp. Ltd. Class Hb	21,000	18,529
Brilliance China Automotive Holdings Ltd.	96,000	127,301
Byd Co. Ltd. Class H	24,000	106,188
Dongfeng Motor Group Co. Ltd. Class H	96,000	110,584
Geely Automobile Holdings Ltd.	150,000	63,078
Great Wall Motor Co. Ltd. Class H	39,000	129,039
Guangzhou Automobile Group Co. Ltd. Class H	72,415	58,008

		612,727
BANKS — 23.88%
Agricultural Bank of China Ltd. Class H	900,000	406,331
Bank of China Ltd. Class H	2,610,000	1,427,499
Bank of Communications Co. Ltd. Class H	282,500	248,526
China CITIC Bank Corp. Ltd. Class Ha	264,200	188,464
China Construction Bank Corp. Class H	3,168,680	2,587,328
China Everbright Bank Co. Ltd. Class H	114,000	63,527
China Merchants Bank Co. Ltd. Class H	159,383	412,217
China Minsheng Banking Corp. Ltd. Class H	225,400	253,827

Security	Shares	Value
Chongqing Rural Commercial Bank Co. Ltd. Class H	96,000	$68,728
Huishang Bank Corp. Ltd. Class H	48,000	22,909
Industrial & Commercial Bank of China Ltd. Class H	2,496,795	1,719,862
Shengjing Bank Co. Ltd. Class Hb	24,000	26,872

		7,426,090
BEVERAGES — 0.20%
Tsingtao Brewery Co. Ltd. Class H	12,000	64,007

		64,007
CAPITAL MARKETS — 2.64%
China Cinda Asset Management Co. Ltd. Class H	312,000	139,252
China Everbright Ltd.	24,000	58,202
China Galaxy Securities Co. Ltd. Class H	129,000	116,315
CITIC Securities Co. Ltd. Class H	78,000	213,304
Haitong Securities Co. Ltd. Class H	115,200	208,339
Huatai Securities Co. Ltd.[a,b]	39,600	84,591

		820,003
CHEMICALS — 0.28%
China BlueChemical Ltd. Class H	72,000	23,405
Sinofert Holdings Ltd.	72,000	11,981
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	120,000	48,914
Tianhe Chemicals Group Ltd.[a,b]	100,000	1,935

		86,235
COMMERCIAL SERVICES & SUPPLIES — 0.47%
China Everbright International Ltd.	90,000	138,617
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	12,000	7,507

		146,124
COMMUNICATIONS EQUIPMENT — 0.20%
ZTE Corp. Class H	27,398	60,929

		60,929
CONSTRUCTION & ENGINEERING — 1.84%
China Communications Construction Co. Ltd. Class H	156,000	200,426
China Machinery Engineering Corp. Class H	18,000	13,676
China Railway Construction Corp. Ltd. Class H	66,000	85,647
China Railway Group Ltd. Class H	132,000	112,720

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2015

Security	Shares	Value
China State Construction International Holdings Ltd.	60,000	$93,340
Metallurgical Corp. of China Ltd. Class H	102,000	34,078
Sinopec Engineering Group Co. Ltd. Class H	39,000	31,945

		571,832
CONSTRUCTION MATERIALS — 0.94%
Anhui Conch Cement Co. Ltd. Class H	42,000	130,568
BBMG Corp. Class H	42,000	32,235
China National Building Material Co. Ltd. Class H	108,000	81,777
China National Materials Co. Ltd. Class H	42,000	9,427
China Resources Cement Holdings Ltd.	72,000	37,522

		291,529
DIVERSIFIED FINANCIAL SERVICES — 0.22%
Far East Horizon Ltd.	72,000	67,149

		67,149
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.31%
Alibaba Health Information Technology Ltd.[a]	82,000	76,052
China Communications Services Corp. Ltd. Class H	85,200	38,576
China Telecom Corp. Ltd. Class H	564,000	315,747
China Unicom Hong Kong Ltd.	204,128	288,064

		718,439
ELECTRICAL EQUIPMENT — 0.79%
Dongfang Electric Corp. Ltd. Class H	12,000	15,572
Harbin Electric Co. Ltd. Class H	24,000	15,325
Shanghai Electric Group Co. Ltd. Class H	96,000	59,317
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	14,400	27,528
Zhuzhou CSR Times Electric Co. Ltd. Class H	19,000	129,039

		246,781
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.18%
Kingboard Chemical Holdings Ltd.	24,100	40,414
Kingboard Laminates Holdings Ltd.	33,000	14,516

		54,930

Security	Shares	Value
ENERGY EQUIPMENT & SERVICES — 0.31%
China Oilfield Services Ltd. Class H	60,000	$73,604
Sinopec Oilfield Service Corp.[a]	72,000	22,662

		96,266
FOOD & STAPLES RETAILING — 0.45%
China Resources Enterprise Ltd.	40,000	129,510
Wumart Stores Inc. Class Ha	18,000	11,075

		140,585
FOOD PRODUCTS — 0.40%
Biostime International Holdings Ltd.	4,000	7,502
China Agri-Industries Holdings Ltd.[a]	72,300	31,523
China Foods Ltd.[a]	24,000	11,083
China Huishan Dairy Holdings Co. Ltd.	204,000	61,840
China Yurun Food Group Ltd.[a]	45,000	13,351

		125,299
GAS UTILITIES — 1.09%
China Gas Holdings Ltd.	60,000	105,259
China Resources Gas Group Ltd.	24,000	73,217
ENN Energy Holdings Ltd.	24,000	159,437

		337,913
HEALTH CARE EQUIPMENT & SUPPLIES — 0.15%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	72,000	48,295

		48,295
HEALTH CARE PROVIDERS & SERVICES — 0.63%
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	24,000	56,840
Sinopharm Group Co. Ltd. Class H	36,000	138,385

		195,225
HOUSEHOLD DURABLES — 0.32%
Haier Electronics Group Co. Ltd.	42,000	98,711

		98,711
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.68%
Beijing Jingneng Clean Energy Co. Ltd. Class H	72,000	24,333
CGN Power Co. Ltd. Class Hb	222,000	97,651
China Longyuan Power Group Corp. Ltd.	120,000	137,301
China Power International Development Ltd.	90,000	63,736
China Resources Power Holdings Co. Ltd.	61,600	158,444

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2015

Security	Shares	Value
Datang International Power Generation Co. Ltd. Class H	96,000	$41,485
Huadian Fuxin Energy Corp. Ltd. Class H	96,000	41,484
Huadian Power International Corp. Ltd. Class H	60,000	60,679
Huaneng Power International Inc. Class H	120,000	146,744
Huaneng Renewables Corp. Ltd. Class H	144,000	61,112

		832,969
INDUSTRIAL CONGLOMERATES — 2.19%
Beijing Enterprises Holdings Ltd.	18,000	132,464
CITIC Ltd.	192,000	343,764
Fosun International Ltd.	72,000	151,387
Shanghai Industrial Holdings Ltd.	18,000	52,939

		680,554
INSURANCE — 9.54%
China Life Insurance Co. Ltd. Class H	258,000	950,157
China Pacific Insurance Group Co. Ltd. Class H	90,000	377,308
China Taiping Insurance Holdings Co. Ltd.[a]	52,404	156,489
New China Life Insurance Co. Ltd. Class H	28,200	121,133
People’s Insurance Co. Group of China Ltd. (The) Class H	216,000	112,008
PICC Property & Casualty Co. Ltd. Class H	120,108	250,060
Ping An Insurance Group Co. of China Ltd. Class H	174,000	1,001,045

		2,968,200
INTERNET SOFTWARE & SERVICES — 11.13%
Tencent Holdings Ltd.	185,400	3,460,570

		3,460,570
IT SERVICES — 0.14%
TravelSky Technology Ltd. Class H	36,000	43,512

		43,512
MACHINERY — 1.24%
China Conch Venture Holdings Ltd.	6,000	12,368
China International Marine Containers Group Co. Ltd. Class H	21,000	44,534
CIMC Enric Holdings Ltd.	24,000	16,779
CRRC Corp. Ltd. Class H	137,900	173,969

Security	Shares	Value
Haitian International Holdings Ltd.	18,000	$37,289
Sany Heavy Equipment International Holdings Co. Ltd.[a]	30,000	6,579
Sinotruk Hong Kong Ltd.	21,000	10,944
Weichai Power Co. Ltd. Class H	37,360	56,096
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	49,300	26,519

		385,077
MARINE — 0.37%
China COSCO Holdings Co. Ltd. Class Ha	90,000	45,974
China Shipping Container Lines Co. Ltd. Class Ha	126,000	39,495
China Shipping Development Co. Ltd. Class H	48,000	29,163

		114,632
MEDIA — 0.40%
Alibaba Pictures Group Ltd.[a]	430,000	124,247

		124,247
METALS & MINING — 0.93%
Aluminum Corp. of China Ltd. Class Ha	132,000	46,144
Angang Steel Co. Ltd. Class H	36,000	18,296
China Hongqiao Group Ltd.	36,000	26,702
China Molybdenum Co. Ltd. Class H	42,000	27,251
China Zhongwang Holdings Ltd.	52,800	22,544
Jiangxi Copper Co. Ltd. Class H	48,000	65,013
Maanshan Iron & Steel Co. Ltd. Class Ha	60,000	14,086
Zhaojin Mining Industry Co. Ltd. Class H	33,000	15,410
Zijin Mining Group Co. Ltd. Class H	205,000	55,003

		290,449
MULTILINE RETAIL — 0.07%
Golden Eagle Retail Group Ltd.	18,000	22,244

		22,244
OIL, GAS & CONSUMABLE FUELS — 7.99%
China Coal Energy Co. Ltd. Class H	96,000	46,933
China Petroleum & Chemical Corp. Class H	888,000	673,534
China Shenhua Energy Co. Ltd. Class H	117,000	222,762
CNOOC Ltd.	552,000	684,277
Kunlun Energy Co. Ltd.	96,000	91,514

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2015

Security	Shares	Value
PetroChina Co. Ltd. Class H	732,000	$726,117
Yanzhou Coal Mining Co. Ltd. Class H	72,000	41,330

		2,486,467
PAPER & FOREST PRODUCTS — 0.25%
Lee & Man Paper Manufacturing Ltd.	48,000	29,597
Nine Dragons Paper (Holdings) Ltd.	54,000	39,913
Shandong Chenming Paper Holdings Ltd. Class H	15,000	7,333

		76,843
PERSONAL PRODUCTS — 0.97%
Hengan International Group Co. Ltd.	27,000	301,788

		301,788
PHARMACEUTICALS — 1.27%
China Medical System Holdings Ltd.	30,000	39,859
CSPC Pharmaceutical Group Ltd.	144,000	131,884
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	2,000	5,482
Luye Pharma Group Ltd.[a]	45,000	47,018
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	12,500	37,086
Sihuan Pharmaceutical Holdings Group Ltd.	110,000	21,284
Sino Biopharmaceutical Ltd.	96,000	111,327

		393,940
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.86%
Agile Property Holdings Ltd.	49,500	28,542
Beijing North Star Co. Ltd. Class H	20,000	6,837
China Overseas Land & Investment Ltd.	133,040	419,595
China Resources Land Ltd.	97,111	272,456
China South City Holdings Ltd.	84,000	24,813
China Vanke Co. Ltd. Class H	46,213	109,925
Country Garden Holdings Co. Ltd.	246,600	96,702
Dalian Wanda Commercial Properties Co. Ltd. Class Hb	12,000	86,994
Evergrande Real Estate Group Ltd.	192,000	127,054
Franshion Properties China Ltd.	120,000	38,853
Greentown China Holdings Ltd.	27,000	26,644
Guangzhou R&F Properties Co. Ltd. Class Ha	33,600	33,590
Hopson Development Holdings Ltd.[a]	24,000	21,207
KWG Property Holding Ltd.	42,000	31,531

Security	Shares	Value
Longfor Properties Co. Ltd.	51,000	$72,892
Poly Property Group Co. Ltd.	66,000	24,945
Red Star Macalline Group Corp. Ltd.[a,b]	12,000	17,770
Renhe Commercial Holdings Co. Ltd.[a]	564,000	43,652
Shenzhen Investment Ltd.	96,000	37,026
Shimao Property Holdings Ltd.	42,000	75,198
Sino-Ocean Land Holdings Ltd.	132,000	90,585
SOHO China Ltd.	57,000	35,881
Sunac China Holdings Ltd.	60,000	53,713
Yuexiu Property Co. Ltd.	229,794	45,352

		1,821,757
ROAD & RAIL — 0.07%
Guangshen Railway Co. Ltd. Class H	48,000	23,033

		23,033
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.24%
GCL-Poly Energy Holdings Ltd.[a]	372,000	75,337
Hanergy Thin Film Power Group Ltd.[a,c]	401,600	1

		75,338
SOFTWARE — 0.26%
Kingsoft Corp. Ltd.	30,000	80,105

		80,105
SPECIALTY RETAIL — 0.27%
GOME Electrical Appliances Holding Ltd.	396,000	68,960
Zhongsheng Group Holdings Ltd.	24,000	14,613

		83,573
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.91%
Legend Holdings Corp.[a,b]	8,100	36,570
Lenovo Group Ltd.	228,000	247,343

		283,913
TEXTILES, APPAREL & LUXURY GOODS — 1.34%
Anta Sports Products Ltd.	30,000	76,932
Belle International Holdings Ltd.	180,000	187,145
Bosideng International Holdings Ltd.	96,000	9,535
China Dongxiang Group Co. Ltd.	96,000	24,519
Li Ning Co. Ltd.[a]	51,000	25,196
Shenzhou International Group Holdings Ltd.	18,000	94,617

		417,944

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2015

Security	Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 0.05%
CITIC Resources Holdings Ltd.[a]	84,800	$16,408

		16,408
TRANSPORTATION INFRASTRUCTURE — 1.55%
Anhui Expressway Co. Ltd. Class H	12,000	10,402
Beijing Capital International Airport Co. Ltd. Class H	48,000	49,472
China Merchants Holdings International Co. Ltd.	36,000	131,651
COSCO Pacific Ltd.	60,000	78,325
Jiangsu Expressway Co. Ltd. Class H	48,000	59,874
Shenzhen Expressway Co. Ltd. Class H	24,000	17,677
Shenzhen International Holdings Ltd.	39,000	64,696
Sichuan Expressway Co. Ltd. Class H	36,000	13,653
Zhejiang Expressway Co. Ltd. Class H	48,000	55,292

		481,042
WATER UTILITIES — 0.76%
Beijing Enterprises Water Group Ltd.	144,000	107,550
Guangdong Investment Ltd.	96,000	130,274

		237,824
WIRELESS TELECOMMUNICATION SERVICES — 7.83%
China Mobile Ltd.	186,000	2,435,277

		2,435,277

TOTAL COMMON STOCKS
(Cost: $29,036,916)		30,608,658

SHORT-TERM INVESTMENTS — 0.71%

MONEY MARKET FUNDS — 0.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	197,995	197,995
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	10,939	10,939
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	11,977	11,977

		220,911

TOTAL SHORT-TERM INVESTMENTS
(Cost: $220,911)		220,911

Value
TOTAL INVESTMENTS IN SECURITIES — 99.13%
(Cost: $29,257,827)	$30,829,569
Other Assets, Less Liabilities — 0.87%	270,979

NET ASSETS — 100.00%	$31,100,548

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares China Large-Cap ETF	iShares FTSE China ETF

ASSETS
Investments, at cost:
Unaffiliated	$6,646,793,156	$29,036,916
Affiliated (Note 2)	174,893,984	220,911

Total cost of investments	$6,821,687,140	$29,257,827

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,513,801,250	$30,608,658
Affiliated (Note 2)	174,893,984	220,911

Total fair value of investments	6,688,695,234	30,829,569
Foreign currency, at value[b]	67,926,187	406,127
Foreign currency pledged to broker, at value[b]	12,778,917	—
Receivables:
Investment securities sold	857,497	281
Dividends and interest	19,326,510	93,672

Total Assets	6,789,584,345	31,329,649

LIABILITIES
Payables:
Investment securities purchased	17,139,273	—
Collateral for securities on loan (Note 1)	174,062,625	208,934
Futures variation margin	235,817	—
Investment advisory fees (Note 2)	4,493,107	20,167

Total Liabilities	195,930,822	229,101

NET ASSETS	$6,593,653,523	$31,100,548

Net assets consist of:
Paid-in capital	$8,467,461,841	$32,053,514
Undistributed net investment income	107,009,047	384,685
Accumulated net realized loss	(1,843,407,854)	(2,909,346)
Net unrealized appreciation (depreciation)	(137,409,511)	1,571,695

NET ASSETS	$6,593,653,523	$31,100,548

Shares outstanding[c]	162,150,000	600,000

Net asset value per share	$40.66	$51.83

[a]	Securities on loan with values of $120,118,542 and $1, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $80,710,775 and $406,174, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares China Large-Cap ETF	iShares FTSE China ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$201,811,962	$893,077
Interest — affiliated (Note 2)	532	2
Securities lending income — affiliated — net (Note 2)	7,029,022	55,287

Total investment income	208,841,516	948,366

EXPENSES
Investment advisory fees (Note 2)	46,900,098	222,831

Total expenses	46,900,098	222,831

Net investment income	161,941,418	725,535

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(281,911,533)	(257,977)
In-kind redemptions — unaffiliated	149,675,954	961,033
Futures contracts	(20,535,449)	—
Foreign currency transactions	6,095	(49)

Net realized gain (loss)	(152,764,933)	703,007

Net change in unrealized appreciation/depreciation on:
Investments	(237,712,119)	(1,735,568)
Futures contracts	(6,755,438)	—
Translation of assets and liabilities in foreign currencies	(53,218)	(201)

Net change in unrealized appreciation/depreciation	(244,520,775)	(1,735,769)

Net realized and unrealized loss	(397,285,708)	(1,032,762)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,344,290)	$(307,227)

[a]	Net of foreign withholding tax of $20,431,933 and $78,514, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares China Large-Cap ETF		iShares FTSE China ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$161,941,418	$142,523,891	$725,535	$744,342
Net realized gain (loss)	(152,764,933)	(110,295,287)	703,007	(308,461)
Net change in unrealized appreciation/depreciation	(244,520,775)	872,271,812	(1,735,769)	4,435,845

Net increase (decrease) in net assets resulting from operations	(235,344,290)	904,500,416	(307,227)	4,871,726

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(114,456,604)	(94,470,686)	(572,817)	(578,797)

Total distributions to shareholders	(114,456,604)	(94,470,686)	(572,817)	(578,797)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,443,292,637	1,429,863,424	6,484,565	—
Cost of shares redeemed	(925,150,027)	(1,952,323,946)	(5,152,611)	—

Net increase (decrease) in net assets from capital share transactions	1,518,142,610	(522,460,522)	1,331,954	—

INCREASE IN NET ASSETS	1,168,341,716	287,569,208	451,910	4,292,929

NET ASSETS
Beginning of year	5,425,311,807	5,137,742,599	30,648,638	26,355,709

End of year	$6,593,653,523	$5,425,311,807	$31,100,548	$30,648,638

Undistributed net investment income included in net assets at end of year	$107,009,047	$59,518,138	$384,685	$221,793

SHARES ISSUED AND REDEEMED
Shares sold	52,200,000	37,350,000	100,000	—
Shares redeemed	(22,200,000)	(54,300,000)	(100,000)	—

Net increase (decrease) in shares outstanding	30,000,000	(16,950,000)	—	—

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$41.05	$34.46	$34.43	$42.12	$40.98

Income from investment operations:
Net investment income[a]	1.10	0.98	0.88	0.89	0.66
Net realized and unrealized gain (loss)[b]	(0.73)	6.32	0.08	(7.65)	1.33

Total from investment operations	0.37	7.30	0.96	(6.76)	1.99

Less distributions from:
Net investment income	(0.76)	(0.71)	(0.93)	(0.93)	(0.85)

Total distributions	(0.76)	(0.71)	(0.93)	(0.93)	(0.85)

Net asset value, end of year	$40.66	$41.05	$34.46	$34.43	$42.12

Total return	0.82%	21.42%	3.01%	(16.02)%	4.93%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,593,654	$5,425,312	$5,137,743	$4,668,277	$6,767,313
Ratio of expenses to average net assets	0.73%	0.74%	0.73%	0.74%	0.72%
Ratio of net investment income to average net assets	2.53%	2.68%	2.38%	2.46%	1.53%
Portfolio turnover rate[c]	36%	17%	31%	21%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE China ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011
Net asset value, beginning of year	$51.08	$43.93	$42.33	$49.95	$47.93

Income from investment operations:
Net investment income[a]	1.29	1.24	1.12	0.97	0.85
Net realized and unrealized gain (loss)[b]	0.54	6.87	1.58	(7.57)	2.27

Total from investment operations	1.83	8.11	2.70	(6.60)	3.12

Less distributions from:
Net investment income	(1.08)	(0.96)	(1.10)	(1.02)	(1.10)

Total distributions	(1.08)	(0.96)	(1.10)	(1.02)	(1.10)

Net asset value, end of year	$51.83	$51.08	$43.93	$42.33	$49.95

Total return	3.55%	18.66%	6.55%	(13.18)%	6.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$31,101	$30,649	$26,356	$29,628	$54,940
Ratio of expenses to average net assets	0.73%	0.74%	0.73%	0.74%	0.72%
Ratio of net investment income to average net assets	2.39%	2.64%	2.46%	2.24%	1.65%
Portfolio turnover rate[c]	14%	8%	19%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
FTSE China	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
China Large-Cap
Assets:
Common Stocks	$6,513,801,089	$—	$161	$6,513,801,250
Money Market Funds	174,893,984	—	—	174,893,984

	$6,688,695,073	$—	$161	$6,688,695,234

Liabilities:
Futures Contracts[a]	$(4,411,999)	$—	$—	$(4,411,999)

FTSE China
Assets:
Common Stocks	$30,562,894	$22,544	$23,220	$30,608,658
Money Market Funds	220,911	—	—	220,911

	$30,783,805	$22,544	$23,220	$30,829,569

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
China Large-Cap	$120,118,542	$120,118,542	$—
FTSE China	1	1	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Effective July 1, 2015, for its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $9 billion
0.60	Over $9 billion, up to and including $12 billion
0.54	Over $12 billion

Prior to July 1, 2015, for its investment advisory services to each Fund, BFA was entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $12 billion
0.60	Over $12 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
China Large-Cap	$1,916,240
FTSE China	15,874

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$3,666,138,190	$2,266,106,583
FTSE China	4,148,625	4,151,823

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$1,033,272,958	$899,609,519
FTSE China	6,359,818	5,074,173

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the iShares China Large-Cap ETF as of July 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of — net unrealized depreciation[a]	$4,411,999

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts by the iShares China Large-Cap ETF held during the year ended July 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(20,535,449)	$(6,755,438)

The following table shows the average quarter-end balances of open futures contracts for the iShares China Large-Cap ETF for the year ended July 31, 2015:

Average value of contracts purchased	$32,315,376

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
China Large-Cap	$127,285,407	$6,095	$(127,291,502)
FTSE China	750,635	10,174	(760,809)

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
China Large-Cap
Ordinary income	$114,456,604	$94,470,686

FTSE China
Ordinary income	$572,817	$578,797

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
China Large-Cap	$107,009,047	$(1,583,914,623)	$(306,154,483)	$(90,748,259)	$(1,873,808,318)
FTSE China	404,803	(2,112,915)	1,004,840	(249,694)	(952,966)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
China Large-Cap	$1,179,761,047	$451,243	$58,367,595	$185,123,529	$160,211,209	$1,583,914,623
FTSE China	1,190,802	—	50,180	361,254	510,679	2,112,915

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Large-Cap	$6,990,432,112	$565,938,853	$(867,675,731)	$(301,736,878)
FTSE China	29,824,682	4,443,013	(3,438,126)	1,004,887

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

On June 25, 2015, the Board unanimously voted to close and liquidate the iShares FTSE China ETF. After the close of business on August 21, 2015, the Fund stopped accepting creation orders. Trading in the Fund was halted prior to market open on August 24, 2015. Proceeds of the liquidation were sent to shareholders on August 28, 2015.

NOTES TO FINANCIAL STATEMENTS	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares China Large-Cap ETF and iShares FTSE China ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8, the Board of Trustees approved the liquidation of iShares FTSE China ETF, which occurred on August 28, 2015.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
China Large-Cap	$194,537,713
FTSE China	762,056

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended July 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$222,243,895	$20,426,103
FTSE China	971,591	78,514

TAX INFORMATION	35

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group, and ranked in the 5th Lipper quintile. The Board further noted management’s assertion that each Fund’s pricing reflects its greater size and liquidity, as compared to its competitor funds as determined by Lipper. The Board noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for each Fund were 1.9 basis points higher than those of a competitor fund in its Lipper Group ranked in the 4th quintile, and 3 basis points higher than those of a competitor fund in its Lipper Group ranked in the 3rd quintile.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
China Large-Cap	$0.748714	$—	$0.006239	$0.754953	99%	—%	1%	100%
FTSE China	1.022215	—	0.054034	1.076249	95	—	5	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	18	1.30
Greater than 1.5% and Less than 2.0%	33	2.39
Greater than 1.0% and Less than 1.5%	88	6.37
Greater than 0.5% and Less than 1.0%	234	16.93
Between 0.5% and –0.5%	629	45.51
Less than –0.5% and Greater than –1.0%	192	13.89
Less than –1.0% and Greater than –1.5%	84	6.08
Less than –1.5% and Greater than –2.0%	45	3.26
Less than –2.0% and Greater than –2.5%	16	1.16
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	41

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE China ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	15	1.09
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	166	12.01
Between 0.5% and –0.5%	685	49.58
Less than –0.5% and Greater than –1.0%	221	15.99
Less than –1.0% and Greater than –1.5%	91	6.58
Less than –1.5% and Greater than –2.0%	54	3.91
Less than –2.0% and Greater than –2.5%	22	1.59
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5%	2	0.14

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares China Large-Cap ETF in respect of BFA’s financial year ending December 31, 2014 was USD 1.02 million. This figure is comprised of fixed remuneration of USD 0.41 million and variable remuneration of USD 0.61 million. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares China Large-Cap ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 0.14 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.03 million.

SUPPLEMENTAL INFORMATION	43

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	47

Notes:

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-78-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI Asia ex Japan Minimum Volatility ETF | AXJV | NYSE Arca
➢	iShares MSCI EAFE Minimum Volatility ETF | EFAV | NYSE Arca
➢	iShares MSCI Europe Minimum Volatility ETF | EUMV | NYSE Arca
➢	iShares MSCI Japan Minimum Volatility ETF | JPMV | NYSE Arca
➢	iShares MSCI USA Minimum Volatility ETF | USMV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ASIA ex JAPAN MINIMUM VOLATILITY ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.21)%	1.38%	(0.39)%	(0.21)%	1.38%	(0.39)%
Since Inception	3.20%	3.02%	3.34%	3.73%	3.51%	3.88%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$990.00	$1.73	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ASIA ex JAPAN MINIMUM VOLATILITY ETF

The iShares MSCI Asia ex Japan Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities (excluding Japan) that, in the aggregate, have lower volatility characteristics relative to the broader Asian equity markets, excluding Japan, as represented by the MSCI AC Asia ex Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -0.21%, net of fees, while the total return for the Index was -0.39%.

The Index had a slightly negative return for the reporting period. The broader Asian equity market outside of Japan also declined during the reporting period.

Among countries with positive performance, Hong Kong contributed the most to Index results. Although tourism declined during the reporting period, export levels remained steady, and unemployment fell to its lowest level in five years. GDP growth moderated, but remained positive. Indian stocks made a notable contribution to the Index’s performance helped by lower oil prices and interest rates, as well as optimism regarding the economic reforms set in motion by the country’s new prime minister, who was elected in May 2014. China, the largest weighting in the Index on average during the reporting period, produced modest gains.

Malaysian stocks detracted the most from the Index’s performance. Weakness in commodity prices hurt the country’s resource export-oriented businesses and led to weaker economic growth. Taiwan was another key detractor, as economic growth slowed sharply in the second quarter of 2015, reflecting a slowdown in the country’s electronics exports. Singapore, Indonesia, and the Philippines were modest detractors from Index performance.

From a sector standpoint, healthcare companies were strong contributors to Index returns. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. The utilities, industrials, and consumer staples sectors also contributed to the Index’s results. At the other end of the spectrum, information technology stocks detracted most from Index performance, reflecting the poor performance of technology hardware companies and electronic equipment manufacturers. Consumer discretionary stocks were another source of weakness, as auto parts makers were hit by the slowdown in auto sales in China. The energy and materials sectors detracted amid a decline in prices for oil and other commodities. Telecommunication services stocks also detracted.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	30.54%
Information Technology	14.85
Telecommunication Services	12.06
Industrials	11.12
Consumer Staples	9.84
Utilities	9.35
Health Care	6.95
Consumer Discretionary	4.22
Energy	0.71
Materials	0.36

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

China	23.53%
Taiwan	19.39
Hong Kong	14.38
South Korea	12.71
Singapore	9.12
Malaysia	8.98
Philippines	4.81
India	4.33
Indonesia	2.15
Thailand	0.60

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.80%	6.92%	6.89%	6.80%	6.92%	6.89%
Since Inception	11.31%	11.27%	11.40%	50.03%	49.85%	50.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,066.10	$1.02	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares MSCI EAFE Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 6.80%, net of fees, while the total return for the Index was 6.89%.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

The Index produced a positive return for the reporting period, and finished ahead of the broader international equity market as represented by the MSCI Developed World ex US Index. The Index consists of stocks of developed markets outside the U.S. and Canada that, in the aggregate, have lower volatility characteristics. International equities generally struggled with uncertainty around economic growth and the Greek sovereign debt crisis. The U.S. dollar’s appreciation relative to other major currencies also detracted from the Index’s return during the reporting period.
Japan, which comprised 27% of the Index on average during the reporting period, was the largest contributor to returns. Government initiatives aimed at revitalizing the country’s economy, dubbed “Abenomics”, were key drivers of equity market strength. A weak yen also helped, making Japanese exports more affordable to foreign buyers.

Switzerland also contributed to Index performance during the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets. Hong Kong, the Netherlands, Germany, Israel, and Ireland were other notable contributors to the Index’s performance.

Australia detracted substantially from Index results during the reporting period, as China’s economic slowdown reduced demand for Australia’s top exports. Weak demand for iron ore and coal led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period. Norway was another notable detractor from Index returns, as weakness in energy prices and the decline in the value of the Norwegian krone combined to hurt the country’s many oil and gas producers.

From a sector standpoint, healthcare companies contributed the most to Index returns. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Consumer-related stocks gained as improving economic conditions and lower oil prices boosted consumer spending. Industrials stocks contributed to results, led by road and rail and airline stocks, while financials benefited from solid contributions by insurance and financial services firms. Energy was the only sector to detract from performance for the period, hurt by price declines for oil.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	21.72%
Consumer Staples	16.24
Health Care	16.00
Industrials	11.03
Telecommunication Services	10.18
Consumer Discretionary	10.11
Utilities	8.38
Materials	2.25
Information Technology	2.12
Energy	1.97

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	28.18%
United Kingdom	22.87
Switzerland	11.31
Australia	8.54
Hong Kong	8.09
France	4.74
Germany	4.18
Singapore	3.97
Israel	1.94
Denmark	1.76

TOTAL	95.58%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.70%	3.31%	2.78%	2.70%	3.31%	2.78%
Since Inception	1.12%	1.11%	1.28%	1.30%	1.29%	1.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,061.40	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares MSCI Europe Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets, as represented by the MSCI Europe Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 2.70%, net of fees, while the total return for the Index was 2.78%.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

The Index produced a positive return for the reporting period, and finished ahead of the broader international equity market as represented by the MSCI Developed World ex US Index. The Index consists of European equities that, in the aggregate, have lower volatility characteristics relative to the broader European equity market. European stocks generally struggled with uncertainty around economic growth and the Greek sovereign debt crisis. The U.S. dollar’s appreciation relative to other major currencies also detracted from the Index’s return during the reporting period.

Switzerland, which represented 19% of the Index on average during the reporting period, was the largest contributor to the Index’s performance. Export levels remained positive and GDP growth remained healthy during the first half of the reporting period. However, a sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

Eurozone countries Germany and the Netherlands also made significant contributions to Index performance. Each maintained modest but positive GDP growth levels, as improving growth and lower oil prices benefited consumer spending. France, the United Kingdom, Ireland, Denmark, and Spain also contributed to the Index’s results.

Norway was the leading detractor from Index returns, as weakness in energy prices and the decline in the value of the Norwegian krone combined to hurt the country’s many oil and gas producers. Utilities stocks based in Sweden and Portugal declined during the reporting period amid a difficult operational environment and lack of pricing power.

From a sector standpoint, healthcare companies were strong contributors to Index returns. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Financial stocks did well due to contributions from insurance companies, real estate-related businesses, and diversified financial services firms. Consumer staples and consumer discretionary stocks gained as improving economic conditions and lower oil prices boosted consumer spending. The energy sector detracted meaningfully amid a decline in prices for oil. Utilities stocks also detracted.

LOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	19.40%
Consumer Staples	18.89
Health Care	17.97
Consumer Discretionary	10.62
Telecommunication Services	10.09
Utilities	8.44
Industrials	7.18
Materials	3.89
Energy	2.60
Information Technology	0.92

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

United Kingdom	36.13%
Switzerland	17.31
Germany	10.38
France	10.18
Denmark	4.89
Sweden	4.83
Belgium	3.81
Finland	3.58
Netherlands	3.20
Ireland	1.71

TOTAL	96.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.48%	12.80%	11.54%	11.48%	12.80%	11.54%
Since Inception	13.74%	13.70%	13.84%	16.13%	16.08%	16.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,107.00	$1.57	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

The iShares MSCI Japan Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities that, in the aggregate, have lower volatility characteristics relative to the broader Japanese equity markets, as represented by the MSCI Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 11.48%, net of fees, while the total return for the Index was 11.54%.

The Index posted a double-digit gain for the reporting period and generally outperformed stocks of other Asian countries and developed markets around the globe. Japanese stocks generally performed well as the Bank of Japan took steps to support the economy and financial markets. The Japanese economy emerged from a recession earlier in 2014, although the economy continued to experience uneven growth. The U.S. dollar’s appreciation relative to the Japanese yen limited the Index’s return during the reporting period.

Health care companies were the largest contributors to Index returns. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Consumer-related stocks gained as improving economic conditions and lower oil prices boosted consumer spending. Within the consumer staples sector, food products and beverages companies delivered solid results, while in the consumer discretionary sector, retailers contributed the most to the Index’s return. Industrials stocks also contributed meaningfully to the Index’s results, led by road and rail and airline companies. Information technology, telecommunication services, financials, and utilities stocks all made modest contributions to return during the period.

Overall, no sector detracted from Index performance. However, materials and energy stocks contributed the least amid a decline in prices for oil and other commodities. The Japanese economy has minimal exposure to the oil and gas industries relative to most developed countries. As such, declining oil and gas prices helped Japanese consumers and businesses, while the Japanese stock market was relatively unaffected by the sharp drop in energy stocks.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Industrials	19.45%
Consumer Discretionary	18.80
Financials	14.06
Consumer Staples	12.48
Health Care	12.26
Information Technology	8.12
Telecommunication Services	4.81
Utilities	4.73
Materials	3.47
Energy	1.82

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

NTT DOCOMO Inc.	1.74%
Nippon Telegraph & Telephone Corp.	1.65
West Japan Railway Co.	1.61
Mizuho Financial Group Inc.	1.58
East Japan Railway Co.	1.53
Kao Corp.	1.49
Otsuka Holdings Co. Ltd.	1.48
Takeda Pharmaceutical Co. Ltd.	1.47
Denso Corp.	1.45
Bridgestone Corp.	1.43

TOTAL	15.43%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.52%	16.48%	16.76%	16.52%	16.48%	16.76%
Since Inception	16.51%	16.53%	16.70%	78.36%	78.44%	79.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,050.60	$0.76	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

The iShares MSCI USA Minimum Volatility ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 16.52%, net of fees, while the total return for the Index was 16.76%.

The Index produced a positive return for the reporting period, and finished ahead of the broader domestic equity market as represented by the S&P 500®. The Index invests in U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market. The Index outperformed the broader market amid greater uncertainty around global economic growth and interest rates, the Greek sovereign debt crisis, and declines in commodity prices, as well as persistent earnings weakness.

Health care stocks, which accounted for 20% of the Index on average during the reporting period, performed well; as a result, this sector was the most significant contributor by a large margin to Index results. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Many companies in the sector also continued to benefit from changes resulting from the Affordable Care Act. The financials sector also made a significant contribution to the Index’s performance. Banks and many financial services firms benefited from the improving economy, while capital market stocks were helped by strong performance in the U.S. financial markets. Improvement in the labor market and lower energy prices during the period benefited consumer-oriented companies. This helped make consumer discretionary and consumer staples sectors meaningful contributors to the Index’s performance. The information technology, industrials and utilities sectors also made notable contributions to performance.

At the other end of the spectrum, energy shares detracted meaningfully from performance as the period saw a significant decline in oil and gas prices. The materials and telecommunications services sectors had only negligible negative effects on results.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Health Care	20.44%
Financials	17.84
Information Technology	15.26
Consumer Staples	14.27
Consumer Discretionary	8.06
Utilities	7.91
Industrials	5.21
Materials	4.29
Telecommunication Services	4.16
Energy	2.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

AT&T Inc.	1.69%
McDonald’s Corp.	1.49
Procter & Gamble Co. (The)	1.43
Verizon Communications Inc.	1.42
Pfizer Inc.	1.41
PepsiCo Inc.	1.40
General Mills Inc.	1.39
Public Storage	1.37
Merck & Co. Inc.	1.37
Automatic Data Processing Inc.	1.34

TOTAL	14.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ASIA ex JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.13%

CHINA — 23.36%
AAC Technologies Holdings Inc.	2,000	$11,353
Agricultural Bank of China Ltd. Class H	90,000	40,633
Anta Sports Products Ltd.	2,000	5,129
Bank of China Ltd. Class H	106,000	57,975
Bank of Communications Co. Ltd. Class H	4,000	3,519
Beijing Capital International Airport Co. Ltd. Class H	16,000	16,491
Beijing Enterprises Holdings Ltd.	5,000	36,796
Beijing Enterprises Water Group Ltd.	16,000	11,950
China Construction Bank Corp. Class H	50,000	40,827
China Everbright Bank Co. Ltd. Class H	36,000	20,061
China Life Insurance Co. Ltd. Class H	2,000	7,366
China Medical System Holdings Ltd.	10,000	13,286
China Mengniu Dairy Co. Ltd.	8,000	36,170
China Merchants Holdings International Co. Ltd.	4,000	14,628
China Minsheng Banking Corp. Ltd. Class H	5,300	5,968
China Mobile Ltd.	5,000	65,464
China Pacific Insurance Group Co. Ltd. Class H	800	3,354
China Petroleum & Chemical Corp. Class H	32,000	24,272
China Resources Gas Group Ltd.	16,000	48,811
China Resources Power Holdings Co. Ltd.	8,000	20,577
Chongqing Changan Automobile Co. Ltd. Class B	2,200	4,683
CITIC Ltd.	10,000	17,904
COSCO Pacific Ltd.	8,000	10,443
CSPC Pharmaceutical Group Ltd.	20,000	18,317
Dalian Wanda Commercial Properties Co. Ltd. Class Ha	11,000	79,744
Geely Automobile Holdings Ltd.	20,000	8,410
Guangdong Investment Ltd.	36,000	48,853
Haitong Securities Co. Ltd. Class H	1,600	2,894
Hanergy Thin Film Power Group Ltd.[b,c]	40,000	—
Hengan International Group Co. Ltd.	4,000	44,709
Huaneng Power International Inc. Class H	4,000	4,891
Industrial & Commercial Bank of China Ltd. Class H	56,000	38,574

Security	Shares	Value
Inner Mongolia Yitai Coal Co. Ltd. Class B	4,000	$4,124
Jiangsu Expressway Co. Ltd. Class H	28,000	34,926
Lenovo Group Ltd.	36,000	39,054
Luye Pharma Group Ltd.[c]	17,000	17,763
Semiconductor Manufacturing International Corp.[c]	52,000	4,695
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	5,366
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	10,200	24,157
Shenzhou International Group Holdings Ltd.	8,000	42,052
Sihuan Pharmaceutical Holdings Group Ltd.	14,000	2,709
Sino Biopharmaceutical Ltd.	24,000	27,832
Sinopharm Group Co. Ltd. Class H	2,400	9,226
SOHO China Ltd.	17,000	10,701
Sun Art Retail Group Ltd.	51,000	38,814
Tencent Holdings Ltd.	3,000	55,996
Tingyi Cayman Islands Holding Corp.	8,000	15,397
Tsingtao Brewery Co. Ltd. Class H	4,000	21,336
Want Want China Holdings Ltd.	16,000	16,573
Zhejiang Expressway Co. Ltd. Class H	40,000	46,077
ZTE Corp. Class H	6,240	13,877

		1,194,727
HONG KONG — 14.28%
AIA Group Ltd.	11,000	71,656
ASM Pacific Technology Ltd.[b]	800	7,244
Bank of East Asia Ltd. (The)	4,400	17,822
BOC Hong Kong Holdings Ltd.	22,000	88,683
Cathay Pacific Airways Ltd.	8,000	18,926
Cheung Kong Infrastructure Holdings Ltd.	10,000	87,007
CLP Holdings Ltd.	7,000	59,460
Haier Electronics Group Co. Ltd.	4,000	9,401
Hang Seng Bank Ltd.	3,800	77,889
HKT Trust & HKT Ltd.	16,160	19,678
Hong Kong & China Gas Co. Ltd.	31,680	64,649
MTR Corp. Ltd.	16,000	71,308
Power Assets Holdings Ltd.	7,000	65,961
Swire Pacific Ltd. Class A	5,000	64,078
Yue Yuen Industrial Holdings Ltd.	2,000	6,501

		730,263
INDIA — 4.30%
Dr. Reddy’s Laboratories Ltd. ADR	1,952	125,611

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ASIA ex JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
Infosys Ltd. ADR	2,848	$48,160
Wipro Ltd. ADR	3,726	46,053

		219,824
INDONESIA — 2.13%
Bank Central Asia Tbk PT	37,200	36,024
Bank Mandiri Persero Tbk PT	8,200	5,774
Bank Rakyat Indonesia Persero Tbk PT	6,600	4,879
Indofood Sukses Makmur Tbk PT	32,200	14,520
Jasa Marga Persero Tbk PT	26,400	11,173
Kalbe Farma Tbk PT	58,400	7,533
Telekomunikasi Indonesia Persero Tbk PT	27,600	5,999
Unilever Indonesia Tbk PT	7,800	23,064

		108,966
MALAYSIA — 8.92%
Axiata Group Bhd	31,200	51,966
DiGi.Com Bhd	11,800	16,661
Hong Leong Bank Bhd	16,800	59,653
IHH Healthcare Bhd	41,000	64,429
Malayan Banking Bhd	27,400	65,912
Maxis Bhd	31,800	55,460
Petronas Chemicals Group Bhd	10,800	18,101
Petronas Gas Bhd	2,200	12,701
Public Bank Bhd	12,800	63,590
Sime Darby Bhd	5,400	12,312
Telekom Malaysia Bhd	13,800	23,635
Tenaga Nasional Bhd	3,600	11,484

		455,904
PHILIPPINES — 4.78%
Aboitiz Power Corp.	19,000	18,155
Ayala Corp.	120	2,047
Bank of the Philippine Islands	24,800	51,514
BDO Unibank Inc.	22,220	48,778
International Container Terminal Services Inc.	12,460	29,941
Jollibee Foods Corp.	8,340	34,647
Metro Pacific Investments Corp.	24,000	2,545
Metropolitan Bank & Trust Co.	7,364	14,226
Philippine Long Distance Telephone Co.	440	27,765
Universal Robina Corp.	3,560	14,891

		244,509
SINGAPORE — 9.06%
CapitaLand Mall Trust	8,000	11,693
ComfortDelGro Corp. Ltd.	10,000	21,998
DBS Group Holdings Ltd.[b]	4,000	58,993

Security	Shares	Value
Hutchison Port Holdings Trust[b]	8,000	$4,800
Oversea-Chinese Banking Corp. Ltd.	10,000	75,203
Singapore Airlines Ltd.	10,000	78,492
Singapore Technologies Engineering Ltd.	6,000	14,383
Singapore Telecommunications Ltd.	22,000	65,760
StarHub Ltd.	22,000	61,580
United Overseas Bank Ltd.	1,400	22,714
Wilmar International Ltd.	20,400	47,709

		463,325
SOUTH KOREA — 12.44%
AmorePacific Corp.	100	35,124
AmorePacific Group	200	33,244
CJ CheilJedang Corp.	28	9,835
Coway Co. Ltd.	66	5,516
Dongbu Insurance Co. Ltd.	674	31,968
E-Mart Co. Ltd.	62	12,663
Hyundai Department Store Co. Ltd.	44	5,546
Hyundai Marine & Fire Insurance Co. Ltd.	600	16,254
Kangwon Land Inc.	1,540	56,130
KEPCO Plant Service & Engineering Co. Ltd.	246	24,702
Kia Motors Corp.	434	16,282
Korea Aerospace Industries Ltd.	340	28,330
Korea Electric Power Corp.	468	20,357
KT Corp.[c]	234	6,119
KT&G Corp.	558	52,455
LG Display Co. Ltd.	92	1,738
Lotte Shopping Co. Ltd.	66	14,214
NAVER Corp.	18	8,045
Orion Corp./Republic of Korea	22	21,696
S-1 Corp.	388	27,952
Samsung Electronics Co. Ltd.	8	8,101
Samsung Fire & Marine Insurance Co. Ltd.	184	44,029
Samsung Life Insurance Co. Ltd.	500	45,721
SK C&C Co. Ltd.	124	32,427
SK Hynix Inc.	524	16,614
SK Telecom Co. Ltd.	128	27,292
Yuhan Corp.	147	33,856

		636,210
TAIWAN — 19.26%
Advanced Semiconductor Engineering Inc.	40,000	46,244
Advantech Co. Ltd.	2,596	17,514
Asustek Computer Inc.	4,000	36,109
Chang Hwa Commercial Bank Ltd.	44,880	25,090

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ASIA ex JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
Chicony Electronics Co. Ltd.	8,040	$20,908
China Airlines Ltd.[c]	24,000	10,681
Chunghwa Telecom Co. Ltd.	26,000	80,706
Delta Electronics Inc.	4,000	19,701
EVA Airways Corp.[c]	4,589	3,314
Far EasTone Telecommunications Co. Ltd.	22,000	51,496
First Financial Holding Co. Ltd.	87,841	47,299
Formosa Taffeta Co. Ltd.	6,000	5,663
Foxconn Technology Co. Ltd.	14,700	44,699
Hon Hai Precision Industry Co. Ltd.	6,480	18,616
HTC Corp.[c]	4,000	8,780
Hua Nan Financial Holdings Co. Ltd.	120,480	68,499
Kinsus Interconnect Technology Corp.	4,000	7,855
Lite-On Technology Corp.	30,160	33,149
MediaTek Inc.	2,000	21,032
Mega Financial Holding Co. Ltd.	26,000	22,235
Novatek Microelectronics Corp.	2,000	7,253
President Chain Store Corp.	4,000	29,077
Quanta Computer Inc.	4,000	7,728
Siliconware Precision Industries Co. Ltd.	2,000	2,265
Simplo Technology Co. Ltd.	2,000	8,235
Standard Foods Corp.	6,540	19,762
Synnex Technology International Corp.	22,000	26,514
Taiwan Business Bank[c]	52,000	15,153
Taiwan Cooperative Financial Holding Co. Ltd.	158,598	79,622
Taiwan Mobile Co. Ltd.	16,000	52,959
Taiwan Semiconductor Manufacturing Co. Ltd.	18,000	79,534
Transcend Information Inc.	6,000	17,883
U-Ming Marine Transport Corp.	14,000	17,959
Uni-President Enterprises Corp.	2,240	3,945
United Microelectronics Corp.	34,000	12,115
WPG Holdings Ltd.	8,000	9,084
Zhen Ding Technology Holding Ltd.	2,000	6,202

		984,880
THAILAND — 0.60%
Bangkok Dusit Medical Services PCL NVDR	5,000	2,851
BTS Group Holdings PCL NVDR	40,400	11,291
CP ALL PCL NVDR	6,600	8,988
PTT PCL NVDR	800	7,400

		30,530

TOTAL COMMON STOCKS
(Cost: $5,263,400)		5,069,138

Security	Shares	Value
PREFERRED STOCKS — 0.18%

SOUTH KOREA — 0.18%
Samsung Electronics Co. Ltd.	12	$9,434

		9,434

TOTAL PREFERRED STOCKS
(Cost: $12,490)		9,434

SHORT-TERM INVESTMENTS — 1.87%

MONEY MARKET FUNDS — 1.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	85,176	85,176
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	4,706	4,706
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	5,476	5,476

		95,358

TOTAL SHORT-TERM INVESTMENTS
(Cost: $95,358)		95,358

TOTAL INVESTMENTS IN SECURITIES — 101.18%
(Cost: $5,371,248)		5,173,930
Other Assets, Less Liabilities — (1.18)%		(60,181)

NET ASSETS — 100.00%		$5,113,749

ADR  —  American Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.49%

AUSTRALIA — 8.50%
AGL Energy Ltd.	2,117,712	$25,939,775
ASX Ltd.	58,473	1,908,668
Commonwealth Bank of Australia	328,545	21,125,348
CSL Ltd.	120,642	8,767,211
Federation Centres	6,585,651	14,508,524
GPT Group (The)	4,633,155	15,684,873
Healthscope Ltd.	5,010,051	10,080,822
Medibank Pvt Ltd.[a]	11,759,631	18,048,588
Ramsay Health Care Ltd.	31,737	1,558,710
Scentre Group	3,238,068	9,416,389
Sonic Healthcare Ltd.	1,585,818	24,071,163
Stockland	3,025,296	9,441,914
Telstra Corp. Ltd.	7,405,392	35,293,604
Transurban Group	2,249,094	16,466,679
Wesfarmers Ltd.	477,723	14,892,140
Westfield Corp.	2,025,804	14,921,126
Woolworths Ltd.	677,979	14,239,198

		256,364,732
BELGIUM — 0.79%
Colruyt SA	214,560	10,475,535
Proximus	349,935	13,257,398

		23,732,933
DENMARK — 1.75%
Coloplast A/S Class B	129,117	9,368,011
Novo Nordisk A/S Class B	373,245	22,018,169
TDC A/S	851,982	6,465,352
Tryg A/S	454,599	9,215,095
William Demant Holding A/Sa,b	75,990	5,822,838

		52,889,465
FINLAND — 0.31%
Elisa OYJ	48,723	1,651,016
Fortum OYJ	426,801	7,544,819

		9,195,835
FRANCE — 4.72%
Aeroports de Paris	125,607	15,154,441
Air Liquide SA	71,967	9,426,238
Danone SA	158,685	10,815,686
Dassault Systemes	156,897	11,921,121
Essilor International SA	39,199	5,049,832
Eutelsat Communications SA	210,918	6,466,661
L’Oreal SA	89,400	16,826,086
Sanofi	80,013	8,660,782

Security	Shares	Value
SCOR SE	496,617	$19,160,165
SES SA	785,742	24,450,805
Sodexo SA	82,248	7,711,375
Vivendi SA	255,237	6,749,638

		142,392,830
GERMANY — 4.16%
Beiersdorf AG	167,577	14,408,178
Fresenius Medical Care AG & Co. KGaA	377,667	31,015,344
Fresenius SE & Co. KGaA	242,226	16,814,783
Henkel AG & Co. KGaA	107,232	10,891,435
Kabel Deutschland Holding AGa	98,292	13,411,846
MAN SE	156,366	16,401,932
Merck KGaA	73,308	7,501,698
QIAGEN NVa	127,395	3,592,705
Telefonica Deutschland Holding AG	1,836,567	11,474,739

		125,512,660
HONG KONG — 8.05%
Bank of East Asia Ltd. (The)	2,503,200	10,138,989
BOC Hong Kong Holdings Ltd.	6,705,000	27,028,269
Cheung Kong Infrastructure Holdings Ltd.	2,814,000	24,483,611
CLP Holdings Ltd.	4,078,500	34,643,812
Hang Seng Bank Ltd.	2,279,700	46,727,337
HKT Trust & HKT Ltd.	4,917,349	5,987,871
Hong Kong & China Gas Co. Ltd.	4,917,422	10,034,908
Link REIT (The)	1,341,000	7,887,930
MTR Corp. Ltd.	6,258,248	27,891,396
Power Assets Holdings Ltd.	3,129,000	29,484,598
Sun Hung Kai Properties Ltd.	447,599	6,876,545
Swire Pacific Ltd. Class A	555,000	7,112,631
Yue Yuen Industrial Holdings Ltd.	1,450,000	4,713,440

		243,011,337
IRELAND — 0.98%
Kerry Group PLC Class A	263,283	20,114,926
Ryanair Holdings PLC ADR	128,656	9,534,696

		29,649,622
ISRAEL — 1.93%
Bank Hapoalim BM	2,911,101	16,201,354
Bank Leumi le-Israel BMa	3,184,056	13,897,230
Bezeq The Israeli Telecommunication Corp. Ltd.	4,698,102	8,682,693
Mizrahi Tefahot Bank Ltd.	611,943	7,853,405

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
Teva Pharmaceutical Industries Ltd.	165,771	$11,652,213

		58,286,895
ITALY — 0.04%
Snam SpA	269,094	1,331,943

		1,331,943
JAPAN — 28.04%
ABC-Mart Inc.	105,500	6,343,880
Ajinomoto Co. Inc.	469,000	10,796,142
ANA Holdings Inc.	5,159,000	16,447,839
Aozora Bank Ltd.	4,023,000	15,456,217
Asahi Group Holdings Ltd.	93,800	3,147,234
Asahi Kasei Corp.	150,000	1,140,724
Astellas Pharma Inc.	901,900	13,590,922
Bank of Yokohama Ltd. (The)	894,000	5,687,484
Benesse Holdings Inc.	281,400	7,597,425
Bridgestone Corp.	357,600	13,502,182
Calbee Inc.	46,900	2,093,361
Canon Inc.	1,028,100	32,960,274
Daiichi Sankyo Co. Ltd.	328,300	6,727,904
East Japan Railway Co.	178,800	17,678,680
Eisai Co. Ltd.	44,700	2,920,590
Electric Power Development Co. Ltd.	89,400	3,091,965
FamilyMart Co. Ltd.	196,500	9,516,123
Japan Airlines Co. Ltd.	515,900	19,487,566
Japan Prime Realty Investment Corp.	3,576	11,588,555
Japan Real Estate Investment Corp.	3,283	14,733,024
Japan Retail Fund Investment Corp.	7,599	14,904,209
Japan Tobacco Inc.	46,900	1,822,133
Kamigumi Co. Ltd.	84,000	791,218
Kaneka Corp.	469,000	3,387,990
Kao Corp.	202,400	10,277,238
KDDI Corp.	268,200	6,820,002
Kyowa Hakko Kirin Co. Ltd.	621,000	10,114,839
Lawson Inc.	281,400	20,963,897
Marubeni Corp.	715,200	3,983,115
McDonald’s Holdings Co. Japan Ltd.[b]	312,900	6,667,388
Miraca Holdings Inc.	154,900	7,138,940
Mitsubishi Tanabe Pharma Corp.	991,700	16,537,005
Mizuho Financial Group Inc.	15,823,800	34,216,038

Security	Shares	Value
Nagoya Railroad Co. Ltd.	1,419,000	$5,337,213
NH Foods Ltd.	159,000	3,869,284
Nippon Building Fund Inc.	1,880	8,406,473
Nippon Prologis REIT Inc.	6,705	13,231,950
Nippon Telegraph & Telephone Corp.	1,072,800	41,246,885
Nissin Foods Holdings Co. Ltd.	187,600	8,464,296
Nitori Holdings Co. Ltd.	223,500	20,077,929
Nomura Research Institute Ltd.	144,500	5,936,519
NTT DOCOMO Inc.	2,235,000	47,164,191
Oracle Corp. Japan	178,800	7,533,282
Oriental Land Co. Ltd./Japan	223,500	14,195,258
Osaka Gas Co. Ltd.	1,876,000	7,508,845
Otsuka Corp.	102,400	5,380,556
Otsuka Holdings Co. Ltd.	815,300	29,303,288
Park24 Co. Ltd.	402,300	7,322,220
Recruit Holdings Co. Ltd.	140,700	4,440,349
Sankyo Co. Ltd.	198,800	7,557,593
Santen Pharmaceutical Co. Ltd.	421,000	6,201,421
Secom Co. Ltd.	178,800	12,061,911
Seven Bank Ltd.	442,200	2,109,368
Shimamura Co. Ltd.	97,900	10,114,371
Shionogi & Co. Ltd.	281,400	11,231,470
Suntory Beverage & Food Ltd.	515,900	21,819,412
Suzuken Co. Ltd./Aichi Japan	103,800	3,677,969
Taisho Pharmaceutical Holdings Co. Ltd.	140,700	9,459,873
Takeda Pharmaceutical Co. Ltd.	760,800	38,317,866
Tobu Railway Co. Ltd.	1,341,000	6,461,738
Tokyo Gas Co. Ltd.	2,876,000	15,543,562
TonenGeneral Sekiyu KK	1,341,000	13,432,189
Toyo Suisan Kaisha Ltd.	134,100	5,076,307
Unicharm Corp.	375,200	9,026,059
United Urban Investment Corp.	11,324	16,451,996
USS Co. Ltd.	759,900	13,364,721
West Japan Railway Co.	536,400	38,571,271
Yamada Denki Co. Ltd.[b]	1,455,300	5,567,716
Yamato Holdings Co. Ltd.	491,700	10,909,910
Yamazaki Baking Co. Ltd.	480,000	7,663,263

		846,170,627
NETHERLANDS — 1.59%
NN Group NV	710,199	22,045,123
Unilever NV CVA	576,867	26,010,322

		48,055,445

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
NEW ZEALAND — 0.42%
Auckland International Airport Ltd.	2,960,073	$10,638,097
Ryman Healthcare Ltd.	84,120	469,400
Spark New Zealand Ltd.	730,502	1,436,406

		12,543,903
NORWAY — 0.15%
Telenor ASA	206,067	4,542,734

		4,542,734
SINGAPORE — 3.95%
DBS Group Holdings Ltd.	2,011,500	29,666,060
Oversea-Chinese Banking Corp. Ltd.[b]	3,524,699	26,506,725
Singapore Airlines Ltd.	2,324,400	18,244,578
Singapore Press Holdings Ltd.[b]	1,318,100	4,026,645
Singapore Telecommunications Ltd.	7,136,300	21,331,190
StarHub Ltd.	2,787,500	7,802,474
United Overseas Bank Ltd.	715,200	11,603,771

		119,181,443
SWEDEN — 0.11%
ICA Gruppen AB	42,846	1,572,862
TeliaSonera AB	306,915	1,877,194

		3,450,056
SWITZERLAND — 11.25%
Barry Callebaut AG Registered	4,956	5,574,275
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	2,415	13,669,337
Chocoladefabriken Lindt & Sprungli AG Registered	154	10,335,033
Givaudan SA Registered	10,281	19,254,812
Kuehne + Nagel International AG Registered	210,090	29,160,343
Nestle SA Registered	567,690	43,236,820
Novartis AG Registered	439,848	45,948,121
Roche Holding AG	126,501	36,735,438
Schindler Holding AG Registered	12,963	2,117,564
Swiss Prime Site AG Registered	236,764	18,968,711
Swiss Re AG	458,967	41,546,279
Swisscom AG Registered	68,838	40,252,790
Syngenta AG Registered	26,599	11,014,881
Zurich Insurance Group AG	71,007	21,743,170

		339,557,574

Security	Shares	Value
UNITED KINGDOM — 22.75%
Admiral Group PLC	727,203	$16,806,399
AstraZeneca PLC	369,156	24,886,145
Babcock International Group PLC	205,620	3,181,427
BP PLC	3,734,685	23,046,740
British American Tobacco PLC	507,792	30,119,494
BT Group PLC	2,231,871	16,176,032
Bunzl PLC	273,564	7,829,287
Capita PLC	333,015	6,776,498
Centrica PLC	3,490,413	14,515,700
Compass Group PLC	2,138,448	34,204,756
Diageo PLC	810,411	22,630,856
Direct Line Insurance Group PLC	2,815,782	16,077,754
Fresnillo PLC	480,870	4,855,075
G4S PLC	4,368,768	18,727,577
GlaxoSmithKline PLC	1,555,851	33,893,574
HSBC Holdings PLC	2,296,833	20,777,661
Imperial Tobacco Group PLC	362,517	19,036,074
Inmarsat PLC	864,945	11,985,755
J Sainsbury PLC[b]	1,481,805	6,125,435
Land Securities Group PLC	219,477	4,445,572
Lloyds Banking Group PLC	6,222,306	8,078,647
Marks & Spencer Group PLC	732,186	6,215,617
Merlin Entertainments PLC[c]	999,603	6,481,306
National Grid PLC	2,814,549	37,469,051
Next PLC	195,738	24,405,397
Randgold Resources Ltd.	305,253	18,396,540
Reckitt Benckiser Group PLC	492,975	47,303,506
RELX PLC	1,396,428	24,362,637
Royal Dutch Shell PLC Class A	439,848	12,629,449
Royal Dutch Shell PLC Class B	344,637	10,005,885
Royal Mail PLC	725,034	5,713,651
Sky PLC	1,979,661	35,217,589
Smith & Nephew PLC	929,760	17,251,095
SSE PLC	1,629,552	38,525,191
Tate & Lyle PLC	206,268	1,754,253
Unilever PLC	725,343	32,904,280
United Utilities Group PLC	114,879	1,599,077
Vodafone Group PLC	5,882,073	22,199,359

		686,610,341

TOTAL COMMON STOCKS
(Cost: $2,836,803,943)		3,002,480,375

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.52%

MONEY MARKET FUNDS — 0.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	14,187,577	$14,187,577
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	783,823	783,823
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	559,082	559,082

		15,530,482

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,530,482)		15,530,482

TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $2,852,334,425)		3,018,010,857
Other Assets, Less Liabilities — (0.01)%		(273,579)

NET ASSETS — 100.00%		$3,017,737,278

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.49%

BELGIUM — 3.76%
Anheuser-Busch InBev NV	871	$104,268
Colruyt SA	1,599	78,069
Groupe Bruxelles Lambert SA	2,392	198,659
Proximus	4,030	152,678
UCB SA	897	69,829

		603,503
DENMARK — 4.83%
Coloplast A/S Class B	3,055	221,654
Danske Bank A/S	2,236	70,256
Novo Nordisk A/S Class B	4,264	251,539
TDC A/S	11,076	84,051
Tryg A/S	3,835	77,739
William Demant Holding A/Sa	910	69,730

		774,969
FINLAND — 3.53%
Elisa OYJ	2,236	75,768
Fortum OYJ	12,246	216,480
Orion OYJ Class B	741	31,135
Sampo OYJ Class A	4,888	243,023

		566,406
FRANCE — 10.05%
Aeroports de Paris	1,066	128,612
Air Liquide SA	871	114,083
Danone SA	3,367	229,489
Dassault Systemes	234	17,779
Engie	410	7,920
Essilor International SA	936	120,581
Eutelsat Communications SA	1,235	37,865
Iliad SA	65	15,516
L’Oreal SA	1,248	234,888
Pernod Ricard SA	78	9,398
Sanofi	1,937	209,665
SCOR SE	3,081	118,869
SES SA	5,603	174,355
Societe BIC SA	52	8,960
Sodexo SA	429	40,222
Vivendi SA	5,460	144,387

		1,612,589
GERMANY — 10.04%
Bayer AG Registered	195	28,934
Beiersdorf AG	1,105	95,007

Security	Shares	Value
Deutsche Telekom AG Registered	2,743	$49,854
Fresenius Medical Care AG & Co. KGaA	2,756	226,332
Fresenius SE & Co. KGaA	3,822	265,315
Hannover Rueck SE	637	67,972
Kabel Deutschland Holding AGa	806	109,978
Linde AG	416	79,100
MAN SE	1,261	132,272
Merck KGaA	1,404	143,673
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,079	199,444
QIAGEN NVa	871	24,563
RTL Group SAa	91	8,329
SAP SE	1,248	89,984
Telefonica Deutschland Holding AG	14,612	91,295

		1,612,052
IRELAND — 1.69%
Kerry Group PLC Class A	2,509	191,689
Ryanair Holdings PLC ADR	1,067	79,075

		270,764
ITALY — 1.09%
Snam SpA	31,450	155,669
Terna Rete Elettrica Nazionale SpA	3,952	18,540

		174,209
NETHERLANDS — 3.16%
NN Group NV	6,958	215,982
RELX NV	2,397	40,175
Unilever NV CVA	5,564	250,875

		507,032
NORWAY — 1.51%
Gjensidige Forsikring ASA	5,122	82,606
Statoil ASA	548	9,317
Telenor ASA	6,825	150,457

		242,380
PORTUGAL — 0.12%
EDP-Energias de Portugal SA	5,184	19,290

		19,290
SPAIN — 1.21%
Endesa SA	3,947	83,467
Iberdrola SA	11,721	83,190
Telefonica SA	1,771	27,276

		193,933
SWEDEN — 4.77%
Hennes & Mauritz AB Class B	5,942	237,808

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
ICA Gruppen AB	2,756	$101,172
Svenska Cellulosa AB SCA Class B	299	8,564
Svenska Handelsbanken AB Class A	5,980	92,049
Swedbank AB Class A	2,119	49,964
Telefonaktiebolaget LM Ericsson Class B	3,536	38,059
TeliaSonera AB	38,857	237,662

		765,278
SWITZERLAND — 17.08%
Barry Callebaut AG Registered	26	29,243
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	26	147,165
Chocoladefabriken Lindt & Sprungli AG Registered	1	67,111
Givaudan SA Registered	109	204,141
Kuehne + Nagel International AG Registered	1,683	233,599
Nestle SA Registered	3,094	235,647
Novartis AG Registered	2,327	243,087
Partners Group Holding AG	286	96,266
Roche Holding AG	819	237,835
Schindler Holding AG Participation Certificates	143	23,166
Schindler Holding AG Registered	767	125,293
SGS SA Registered	67	128,618
Sonova Holding AG Registered	208	29,779
Swiss Prime Site AG Registered	1,432	114,727
Swiss Re AG	2,743	248,300
Swisscom AG Registered	416	243,255
Syngenta AG Registered	260	107,668
Zurich Insurance Group AG	741	226,903

		2,741,803
UNITED KINGDOM — 35.65%
Admiral Group PLC	5,096	117,774
AstraZeneca PLC	3,536	238,375
BAE Systems PLC	11,922	89,338
BP PLC	33,111	204,328
British American Tobacco PLC	3,913	232,098
British Land Co. PLC (The)	7,722	101,342
BT Group PLC	29,835	216,236
Bunzl PLC	520	14,882
Capita PLC	650	13,227
Centrica PLC	18,993	78,987
Compass Group PLC	13,312	212,927
Diageo PLC	7,345	205,110

Security	Shares	Value
Direct Line Insurance Group PLC	32,853	$187,586
Dixons Carphone PLC	1,911	13,592
G4S PLC	32,981	141,379
GlaxoSmithKline PLC	10,712	233,357
Hammerson PLC	1,549	15,905
HSBC Holdings PLC	24,479	221,442
Imperial Tobacco Group PLC	4,381	230,050
Inmarsat PLC	4,524	62,690
Land Securities Group PLC	9,724	196,963
Lloyds Banking Group PLC	99,268	128,883
Merlin Entertainments PLC[b]	6,175	40,038
National Grid PLC	17,979	239,348
Next PLC	1,950	243,134
Randgold Resources Ltd.	1,833	110,469
Reckitt Benckiser Group PLC	2,652	254,473
RELX PLC	6,682	116,577
Royal Dutch Shell PLC Class A	6,565	188,502
Royal Dutch Shell PLC Class B	351	10,191
Royal Mail PLC	2,463	19,410
SABMiller PLC	351	18,429
Severn Trent PLC	2,444	84,058
Shire PLC	156	13,827
Sky PLC	14,274	253,930
Smith & Nephew PLC	10,088	187,176
SSE PLC	9,347	220,978
Unilever PLC	5,226	237,071
United Utilities Group PLC	9,195	127,991
Vodafone Group PLC	50,726	191,444
William Hill PLC	1,300	8,214

		5,721,731

TOTAL COMMON STOCKS
(Cost: $15,641,221)		15,805,939

PREFERRED STOCKS — 0.19%

GERMANY — 0.19%
Henkel AG & Co. KGaA	260	31,024

		31,024

TOTAL PREFERRED STOCKS
(Cost: $31,011)		31,024

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	1,082	$1,082

		1,082

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,082)		1,082

TOTAL INVESTMENTS IN SECURITIES — 98.69%
(Cost: $15,673,314)		15,838,045
Other Assets, Less Liabilities — 1.31%		210,258

NET ASSETS — 100.00%		$16,048,303

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.70%

AIR FREIGHT & LOGISTICS — 1.03%
Yamato Holdings Co. Ltd.	8,100	$179,724

		179,724
AIRLINES — 2.25%
ANA Holdings Inc.	63,000	200,856
Japan Airlines Co. Ltd.	5,100	192,647

		393,503
AUTO COMPONENTS — 4.17%
Aisin Seiki Co. Ltd.	1,200	48,719
Bridgestone Corp.	6,600	249,201
Denso Corp.	5,100	253,158
Sumitomo Electric Industries Ltd.	7,500	111,960
Toyota Industries Corp.	1,200	66,540

		729,578
AUTOMOBILES — 5.05%
Daihatsu Motor Co. Ltd.	6,000	85,330
Fuji Heavy Industries Ltd.	900	33,307
Honda Motor Co. Ltd.	7,500	240,900
Isuzu Motors Ltd.	900	12,480
Mitsubishi Motors Corp.	4,200	35,764
Nissan Motor Co. Ltd.	24,300	235,066
Toyota Motor Corp.	3,600	239,806

		882,653
BANKS — 6.57%
Aozora Bank Ltd.	45,000	172,888
Bank of Yokohama Ltd. (The)	12,000	76,342
Chiba Bank Ltd. (The)	6,000	47,895
Mitsubishi UFJ Financial Group Inc.	21,600	156,907
Mizuho Financial Group Inc.	127,200	275,046
Resona Holdings Inc.	25,200	138,758
Seven Bank Ltd.	15,300	72,984
Sumitomo Mitsui Financial Group Inc.	4,200	187,940
Suruga Bank Ltd.	900	19,345

		1,148,105
BEVERAGES — 2.90%
Asahi Group Holdings Ltd.	3,600	120,789
Kirin Holdings Co. Ltd.	10,200	157,164
Suntory Beverage & Food Ltd.	5,400	228,387

		506,340
BUILDING PRODUCTS — 0.24%
Asahi Glass Co. Ltd.	7,000	41,075

		41,075

Security	Shares	Value
CHEMICALS — 3.40%
Asahi Kasei Corp.	18,000	$136,887
Kaneka Corp.	6,000	43,343
Kuraray Co. Ltd.	3,000	35,401
Mitsubishi Chemical Holdings Corp.	2,400	15,690
Nippon Paint Holdings Co. Ltd.	800	22,955
Shin-Etsu Chemical Co. Ltd.	3,300	197,555
Toray Industries Inc.	18,000	143,454

		595,285
COMMERCIAL SERVICES & SUPPLIES — 2.36%
Dai Nippon Printing Co. Ltd.	6,000	66,685
Park24 Co. Ltd.	4,200	76,444
Secom Co. Ltd.	3,600	242,857
Toppan Printing Co. Ltd.	3,000	26,127

		412,113
CONSTRUCTION & ENGINEERING — 0.10%
Taisei Corp.	3,000	17,652

		17,652
CONSTRUCTION MATERIALS — 0.06%
Taiheiyo Cement Corp.	3,000	9,903

		9,903
DIVERSIFIED CONSUMER SERVICES — 0.69%
Benesse Holdings Inc.	4,500	121,494

		121,494
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.65%
Nippon Telegraph & Telephone Corp.	7,500	288,359

		288,359
ELECTRIC UTILITIES — 1.77%
Chubu Electric Power Co. Inc.	6,900	117,232
Chugoku Electric Power Co. Inc. (The)	3,000	44,917
Hokuriku Electric Power Co.	1,800	27,706
Kansai Electric Power Co. Inc. (The)[a]	6,300	85,529
Kyushu Electric Power Co. Inc.[a]	1,800	25,541
Tohoku Electric Power Co. Inc.	600	8,809

		309,734
ELECTRICAL EQUIPMENT — 0.62%
Nidec Corp.	1,200	107,559

		107,559
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.89%
Hirose Electric Co. Ltd.	300	35,909
Hitachi Ltd.	12,000	77,911
Keyence Corp.	300	151,338

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
Kyocera Corp.	1,200	$61,939
Murata Manufacturing Co. Ltd.	900	133,662
Shimadzu Corp.	3,000	44,748

		505,507
FOOD & STAPLES RETAILING — 2.35%
Aeon Co. Ltd.	3,900	59,699
FamilyMart Co. Ltd.	300	14,528
Lawson Inc.	2,100	156,447
Seven & I Holdings Co. Ltd.	3,900	180,182

		410,856
FOOD PRODUCTS — 2.86%
Ajinomoto Co. Inc.	6,000	138,117
Calbee Inc.	600	26,781
MEIJI Holdings Co. Ltd.	300	42,689
NH Foods Ltd.	3,000	73,005
Nisshin Seifun Group Inc.	600	8,611
Nissin Foods Holdings Co. Ltd.	2,100	94,750
Toyo Suisan Kaisha Ltd.	1,800	68,138
Yamazaki Baking Co. Ltd.	3,000	47,895

		499,986
GAS UTILITIES — 2.53%
Osaka Gas Co. Ltd.	48,000	192,124
Toho Gas Co. Ltd.	4,000	23,924
Tokyo Gas Co. Ltd.	42,000	226,992

		443,040
HEALTH CARE EQUIPMENT & SUPPLIES — 0.91%
Hoya Corp.	2,100	88,953
Olympus Corp.	300	11,502
Sysmex Corp.	300	19,444
Terumo Corp.	1,500	38,742

		158,641
HEALTH CARE PROVIDERS & SERVICES — 0.62%
Alfresa Holdings Corp.	900	15,102
Miraca Holdings Inc.	1,800	82,958
Suzuken Co. Ltd./Aichi Japan	300	10,630

		108,690
HEALTH CARE TECHNOLOGY — 0.40%
M3 Inc.	3,000	70,778

		70,778
HOTELS, RESTAURANTS & LEISURE — 1.89%
McDonald’s Holdings Co. Japan Ltd.[b]	7,500	159,813
Oriental Land Co. Ltd./Japan	2,700	171,486

		331,299

Security	Shares	Value
HOUSEHOLD DURABLES — 1.13%
Nikon Corp.	900	$10,707
Panasonic Corp.	2,700	31,752
Rinnai Corp.	400	28,314
Sekisui Chemical Co. Ltd.	3,000	33,343
Sekisui House Ltd.	6,300	93,741

		197,857
HOUSEHOLD PRODUCTS — 1.07%
Unicharm Corp.	7,800	187,642

		187,642
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.42%
Electric Power Development Co. Ltd.	2,100	72,630

		72,630
INDUSTRIAL CONGLOMERATES — 0.47%
Seibu Holdings Inc.	1,200	27,517
Toshiba Corp.	18,000	55,208

		82,725
INSURANCE — 0.50%
Tokio Marine Holdings Inc.	2,100	87,546

		87,546
INTERNET & CATALOG RETAIL — 0.03%
Rakuten Inc.	300	4,832

		4,832
INTERNET SOFTWARE & SERVICES — 0.08%
Yahoo Japan Corp.	3,300	14,463

		14,463
IT SERVICES — 2.38%
Fujitsu Ltd.	4,000	21,005
ITOCHU Techno-Solutions Corp.	1,800	42,089
Nomura Research Institute Ltd.	4,200	172,549
NTT Data Corp.	1,800	86,154
Otsuka Corp.	1,800	94,580

		416,377
LEISURE PRODUCTS — 1.26%
Bandai Namco Holdings Inc.	2,100	46,595
Sankyo Co. Ltd.	2,400	91,238
Shimano Inc.	600	83,345

		221,178
MACHINERY — 0.51%
FANUC Corp.	300	50,074
Komatsu Ltd.	2,100	38,900

		88,974

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
MEDIA — 0.36%
Dentsu Inc.	600	$34,045
Toho Co. Ltd./Tokyo	1,200	28,437

		62,482
MULTILINE RETAIL — 0.52%
J Front Retailing Co. Ltd.	3,300	62,141
Takashimaya Co. Ltd.	3,000	28,742

		90,883
OIL, GAS & CONSUMABLE FUELS — 1.81%
Idemitsu Kosan Co. Ltd.	600	11,046
JX Holdings Inc.	17,100	73,026
Showa Shell Sekiyu KK	2,400	22,568
TonenGeneral Sekiyu KK	21,000	210,348

		316,988
PERSONAL PRODUCTS — 2.06%
Kao Corp.	5,100	258,962
Shiseido Co. Ltd.	4,200	101,716

		360,678
PHARMACEUTICALS — 10.29%
Astellas Pharma Inc.	15,600	235,080
Chugai Pharmaceutical Co. Ltd.	2,700	98,285
Daiichi Sankyo Co. Ltd.	7,200	147,551
Eisai Co. Ltd.	1,200	78,405
Hisamitsu Pharmaceutical Co. Inc.	300	10,920
Kyowa Hakko Kirin Co. Ltd.	6,000	97,728
Mitsubishi Tanabe Pharma Corp.	14,400	240,126
Ono Pharmaceutical Co. Ltd.	300	36,200
Otsuka Holdings Co. Ltd.	7,200	258,780
Santen Pharmaceutical Co. Ltd.	5,400	79,543
Shionogi & Co. Ltd.	2,700	107,765
Sumitomo Dainippon Pharma Co. Ltd.	900	10,773
Taisho Pharmaceutical Holdings Co. Ltd.	2,100	141,192
Takeda Pharmaceutical Co. Ltd.	5,100	256,863

		1,799,211
PROFESSIONAL SERVICES — 1.03%
Recruit Holdings Co. Ltd.	5,700	179,886

		179,886
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.46%
Japan Prime Realty Investment Corp.	39	126,385
Japan Real Estate Investment Corp.	27	121,167
Japan Retail Fund Investment Corp.	87	170,637
Nippon Building Fund Inc.	36	160,975
Nippon Prologis REIT Inc.	84	165,769

Security	Shares	Value
United Urban Investment Corp.	144	$209,210

		954,143
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.49%
Daito Trust Construction Co. Ltd.	1,200	126,833
Daiwa House Industry Co. Ltd.	5,400	134,570

		261,403
ROAD & RAIL — 7.92%
Central Japan Railway Co.	300	52,593
East Japan Railway Co.	2,700	266,960
Hankyu Hanshin Holdings Inc.	24,000	151,870
Keikyu Corp.	6,000	49,445
Keio Corp.	3,000	25,013
Kintetsu Group Holdings Co. Ltd.	24,000	85,621
Nagoya Railroad Co. Ltd.	24,000	90,270
Nippon Express Co. Ltd.	21,000	111,191
Odakyu Electric Railway Co. Ltd.	6,000	60,099
Tobu Railway Co. Ltd.	30,000	144,558
Tokyu Corp.	9,000	66,250
West Japan Railway Co.	3,900	280,440

		1,384,310
SOFTWARE — 0.98%
Oracle Corp. Japan	3,300	139,037
Trend Micro Inc./Japan	900	32,980

		172,017
SPECIALTY RETAIL — 3.63%
ABC-Mart Inc.	1,200	72,158
Fast Retailing Co. Ltd.	300	148,602
Hikari Tsushin Inc.	300	20,969
Nitori Holdings Co. Ltd.	1,500	134,751
Shimamura Co. Ltd.	900	92,982
USS Co. Ltd.	7,200	126,630
Yamada Denki Co. Ltd.	10,200	39,023

		635,115
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.76%
Canon Inc.	7,200	230,828
FUJIFILM Holdings Corp.	1,800	71,472
Ricoh Co. Ltd.	600	5,925

		308,225
TOBACCO — 1.20%
Japan Tobacco Inc.	5,400	209,798

		209,798
TRADING COMPANIES & DISTRIBUTORS — 2.72%
ITOCHU Corp.	6,900	84,708

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
Marubeni Corp.	11,100	$61,818
Mitsubishi Corp.	7,500	162,204
Mitsui & Co. Ltd.	10,500	136,573
Sumitomo Corp.	2,700	30,739

		476,042
TRANSPORTATION INFRASTRUCTURE — 0.16%
Kamigumi Co. Ltd.	3,000	28,258

		28,258
WIRELESS TELECOMMUNICATION SERVICES — 3.15%
KDDI Corp.	8,400	213,602
NTT DOCOMO Inc.	14,400	303,877
SoftBank Group Corp.	600	33,323

		550,802

TOTAL COMMON STOCKS
(Cost: $16,713,196)		17,436,339

SHORT-TERM INVESTMENTS — 0.99%

MONEY MARKET FUNDS — 0.99%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	158,721	158,721
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	8,769	8,769
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	5,756	5,756

		173,246

TOTAL SHORT-TERM INVESTMENTS
(Cost: $173,246)		173,246

TOTAL INVESTMENTS IN SECURITIES — 100.69%
(Cost: $16,886,442)		17,609,585
Other Assets, Less Liabilities — (0.69)%		(121,530)

NET ASSETS — 100.00%		$17,488,055

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.83%

AEROSPACE & DEFENSE — 0.20%
Lockheed Martin Corp.	51,501	$10,665,858

		10,665,858
AIR FREIGHT & LOGISTICS — 1.28%
United Parcel Service Inc. Class B	660,165	67,574,489

		67,574,489
BANKS — 1.27%
M&T Bank Corp.	48,127	6,311,856
U.S. Bancorp	553,023	25,002,170
Wells Fargo & Co.	616,140	35,656,022

		66,970,048
BEVERAGES — 2.39%
Coca-Cola Co. (The)	1,280,103	52,586,631
PepsiCo Inc.	768,990	74,092,187

		126,678,818
BIOTECHNOLOGY — 0.45%
Amgen Inc.	16,144	2,850,869
Baxalta Inc.[a]	634,815	20,840,976

		23,691,845
CHEMICALS — 3.37%
Ecolab Inc.	327,862	37,969,698
Monsanto Co.	226,017	23,028,872
Praxair Inc.	365,604	41,730,041
Sherwin-Williams Co. (The)	101,350	28,150,976
Sigma-Aldrich Corp.	342,287	47,786,688

		178,666,275
COMMERCIAL SERVICES & SUPPLIES — 2.79%
Republic Services Inc.	804,322	34,207,815
Stericycle Inc.[a]	449,866	63,417,610
Waste Management Inc.	980,164	50,115,785

		147,741,210
COMMUNICATIONS EQUIPMENT — 1.60%
Cisco Systems Inc.	738,267	20,981,548
Motorola Solutions Inc.	700,122	42,119,340
QUALCOMM Inc.	333,208	21,455,263

		84,556,151
DISTRIBUTORS — 0.14%
Genuine Parts Co.	82,565	7,344,157

		7,344,157
DIVERSIFIED FINANCIAL SERVICES — 1.52%
Berkshire Hathaway Inc. Class Ba,b	469,174	66,969,897

Security	Shares	Value
CME Group Inc./IL	142,954	$13,729,302

		80,699,199
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.14%
AT&T Inc.	2,568,053	89,214,161
CenturyLink Inc.	78,063	2,232,602
Verizon Communications Inc.	1,603,478	75,026,736

		166,473,499
ELECTRIC UTILITIES — 4.43%
Duke Energy Corp.	916,066	67,990,419
NextEra Energy Inc.	290,550	30,565,860
Pepco Holdings Inc.	1,008,590	26,909,181
Southern Co. (The)	1,439,423	64,385,391
Xcel Energy Inc.	1,295,536	44,916,233

		234,767,084
FOOD & STAPLES RETAILING — 2.05%
Costco Wholesale Corp.	55,589	8,077,082
CVS Health Corp.	194,307	21,853,708
Sysco Corp.	337,844	12,267,116
Wal-Mart Stores Inc.	919,542	66,188,633

		108,386,539
FOOD PRODUCTS — 3.79%
Campbell Soup Co.	298,409	14,714,548
General Mills Inc.	1,266,344	73,713,884
Hershey Co. (The)	342,512	31,815,940
JM Smucker Co. (The)	25,462	2,843,851
Kellogg Co.	233,073	15,422,440
McCormick & Co. Inc./MD	504,702	41,390,611
Mondelez International Inc. Class A	454,274	20,501,385

		200,402,659
HEALTH CARE EQUIPMENT & SUPPLIES — 5.25%
Abbott Laboratories	1,373,393	69,617,291
Baxter International Inc.	634,693	25,438,496
Becton Dickinson and Co.	437,438	66,556,192
CR Bard Inc.	209,896	41,276,048
Medtronic PLC	530,547	41,589,579
Varian Medical Systems Inc.[a,b]	390,556	33,615,155

		278,092,761
HEALTH CARE PROVIDERS & SERVICES — 8.36%
AmerisourceBergen Corp.	531,239	56,178,524
Anthem Inc.	62,620	9,660,387
Cardinal Health Inc.	299,795	25,476,579
DaVita HealthCare Partners Inc.[a]	346,775	27,405,628

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
Express Scripts Holding Co.[a,b]	475,701	$42,846,389
Henry Schein Inc.[a,b]	405,413	59,993,016
Laboratory Corp. of America Holdings[a]	292,818	37,272,803
McKesson Corp.	229,361	50,590,156
Omnicare Inc.	294,075	28,481,164
Patterson Companies Inc.	444,190	22,280,571
Quest Diagnostics Inc.	342,610	25,288,044
UnitedHealth Group Inc.	468,173	56,836,202

		442,309,463
HOTELS, RESTAURANTS & LEISURE — 3.10%
Chipotle Mexican Grill Inc.[a]	30,318	22,502,929
McDonald’s Corp.	789,153	78,804,819
Starbucks Corp.	860,230	49,833,124
Yum! Brands Inc.	147,640	12,956,886

		164,097,758
HOUSEHOLD PRODUCTS — 4.96%
Church & Dwight Co. Inc.	415,259	35,849,310
Clorox Co. (The)	350,935	39,283,664
Colgate-Palmolive Co.	646,322	43,962,822
Kimberly-Clark Corp.	590,054	67,838,508
Procter & Gamble Co. (The)	982,947	75,392,035

		262,326,339
INDUSTRIAL CONGLOMERATES — 0.52%
3M Co.	182,498	27,619,247

		27,619,247
INSURANCE — 5.96%
ACE Ltd.	118,191	12,855,635
Alleghany Corp.[a]	39,286	19,098,103
Arch Capital Group Ltd.[a]	668,685	47,717,361
Axis Capital Holdings Ltd.[b]	358,544	20,637,793
Chubb Corp. (The)	458,849	57,048,696
Everest Re Group Ltd.[b]	173,176	31,711,989
Marsh & McLennan Companies Inc.	560,286	32,462,971
PartnerRe Ltd.	70,724	9,615,635
RenaissanceRe Holdings Ltd.	242,732	26,045,144
Travelers Companies Inc. (The)	250,979	26,633,891
Willis Group Holdings PLC	262,430	12,200,371
WR Berkley Corp.	347,047	19,337,459

		315,365,048
INTERNET SOFTWARE & SERVICES — 2.00%
eBay Inc.[a]	623,183	17,523,906
Facebook Inc. Class Aa	470,410	44,223,244
Google Inc. Class Aa	45,348	29,816,310

Security	Shares	Value
Google Inc. Class Ca	23,054	$14,422,813

		105,986,273
IT SERVICES — 8.16%
Accenture PLC Class A	539,756	55,654,241
Automatic Data Processing Inc.	884,559	70,561,272
Fidelity National Information Services Inc.	421,781	27,597,131
Fiserv Inc.[a,b]	645,583	56,075,339
Gartner Inc.[a,b]	182,726	16,184,042
International Business Machines Corp.	267,493	43,331,191
MasterCard Inc. Class A	133,105	12,964,427
Paychex Inc.	1,444,217	67,011,669
PayPal Holdings Inc.[a]	623,113	24,114,473
Vantiv Inc. Class Aa	81,713	3,595,372
Visa Inc. Class A	731,645	55,122,134

		432,211,291
LIFE SCIENCES TOOLS & SERVICES — 0.25%
Thermo Fisher Scientific Inc.	40,384	5,634,780
Waters Corp.[a]	56,452	7,535,777

		13,170,557
MACHINERY — 0.27%
Deere & Co.	153,798	14,544,677

		14,544,677
MEDIA — 0.27%
Comcast Corp. Class A Special NVS	189,708	11,826,397
Scripps Networks Interactive Inc. Class A	38,911	2,435,050

		14,261,447
METALS & MINING — 0.91%
Newmont Mining Corp.	2,802,604	48,120,711

		48,120,711
MULTI-UTILITIES — 3.32%
Consolidated Edison Inc.	987,773	62,812,485
Dominion Resources Inc./VA	731,643	52,458,803
PG&E Corp.	536,850	28,189,994
Sempra Energy	61,662	6,275,958
WEC Energy Group Inc.	528,215	25,882,535

		175,619,775
MULTILINE RETAIL — 1.51%
Dollar General Corp.	196,518	15,794,152
Dollar Tree Inc.[a,b]	357,667	27,908,756
Target Corp.	442,476	36,216,660

		79,919,568

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 2.55%
Cabot Oil & Gas Corp.	338,940	$8,866,670
Chevron Corp.	326,478	28,886,774
Exxon Mobil Corp.	837,873	66,367,920
Kinder Morgan Inc./DE	229,921	7,964,464
Occidental Petroleum Corp.	129,866	9,116,593
Spectra Energy Corp.	459,466	13,903,441

		135,105,862
PHARMACEUTICALS — 6.10%
Allergan PLC[a]	13,840	4,583,116
Bristol-Myers Squibb Co.	660,775	43,373,271
Eli Lilly & Co.	659,215	55,710,260
Johnson & Johnson	692,181	69,363,458
Mallinckrodt PLC[a]	26,612	3,298,823
Merck & Co. Inc.	1,226,146	72,293,568
Pfizer Inc.	2,065,714	74,489,647

		323,112,143
PROFESSIONAL SERVICES — 0.09%
Nielsen NV	103,375	5,009,552

		5,009,552
REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.06%
American Capital Agency Corp.	1,869,013	35,997,190
American Tower Corp.	357,286	33,981,471
Annaly Capital Management Inc.	5,020,280	49,951,786
AvalonBay Communities Inc.	251,603	43,361,261
Boston Properties Inc.	26,500	3,266,920
Brixmor Property Group Inc.	543,931	13,309,991
Camden Property Trust[b]	46,802	3,726,843
Crown Castle International Corp.	602,192	49,325,547
Equity Residential	374,749	28,034,973
Federal Realty Investment Trust	207,839	28,430,297
General Growth Properties Inc.	376,156	10,208,874
HCP Inc.[b]	324,665	12,545,056
Health Care REIT Inc.	285,211	19,785,087
Public Storage	354,150	72,664,497
Simon Property Group Inc.	191,701	35,890,261
UDR Inc.[b]	80,153	2,709,973
Ventas Inc.	471,411	31,626,964
Vornado Realty Trust	49,734	4,851,552

		479,668,543
ROAD & RAIL — 0.05%
Union Pacific Corp.	25,474	2,486,008

		2,486,008

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.34%
Intel Corp.	627,219	$18,157,990

		18,157,990
SOFTWARE — 2.72%
Adobe Systems Inc.[a]	245,823	20,155,028
ANSYS Inc.[a,b]	107,983	10,166,600
Intuit Inc.	345,986	36,594,939
Microsoft Corp.	698,943	32,640,638
Synopsys Inc.[a,b]	812,391	41,301,958
VMware Inc. Class Aa,b	34,266	3,054,129

		143,913,292
SPECIALTY RETAIL — 2.36%
AutoZone Inc.[a,b]	98,158	68,802,869
Home Depot Inc. (The)	132,242	15,476,281
O’Reilly Automotive Inc.[a,b]	37,346	8,974,617
Ross Stores Inc.	109,633	5,828,090
TJX Companies Inc. (The)	366,886	25,615,981

		124,697,838
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.41%
Apple Inc.	178,167	21,611,657

		21,611,657
TEXTILES, APPAREL & LUXURY GOODS — 0.68%
NIKE Inc. Class B	53,558	6,170,953
VF Corp.	386,462	29,792,355

		35,963,308
TOBACCO — 1.06%
Altria Group Inc.	816,692	44,411,711
Philip Morris International Inc.	30,800	2,634,324
Reynolds American Inc.	106,514	9,137,836

		56,183,871
WATER UTILITIES — 0.14%
American Water Works Co. Inc.	146,259	7,592,305

		7,592,305
WIRELESS TELECOMMUNICATION SERVICES — 1.01%
SBA Communications Corp. Class Aa	441,117	53,251,644

		53,251,644

TOTAL COMMON STOCKS
(Cost: $4,925,776,954)		5,285,016,759

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.73%

MONEY MARKET FUNDS — 1.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	83,283,567	$83,283,567
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	4,601,178	4,601,178
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	3,603,278	3,603,278

		91,488,023

TOTAL SHORT-TERM INVESTMENTS
(Cost: $91,488,023)		91,488,023

TOTAL INVESTMENTS IN SECURITIES — 101.56%
(Cost: $5,017,264,977)		5,376,504,782
Other Assets, Less Liabilities — (1.56)%		(82,658,199)

NET ASSETS — 100.00%		$5,293,846,583

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares MSCI Asia ex Japan Minimum Volatility ETF	iShares MSCI EAFE Minimum Volatility ETF	iShares MSCI Europe Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,275,890	$2,836,803,943	$15,672,232
Affiliated (Note 2)	95,358	15,530,482	1,082

Total cost of investments	$5,371,248	$2,852,334,425	$15,673,314

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,078,572	$3,002,480,375	$15,836,963
Affiliated (Note 2)	95,358	15,530,482	1,082

Total fair value of investments	5,173,930	3,018,010,857	15,838,045
Foreign currency, at value[b]	12,749	5,643,035	21,035
Receivables:
Due from custodian (Note 4)	—	522,452	—
Dividends and interest	18,496	10,143,745	34,403
Capital shares sold	—	1,533,988	157,137

Total Assets	5,205,175	3,035,854,077	16,050,620

LIABILITIES
Payables:
Investment securities purchased	—	2,667,003	—
Collateral for securities on loan (Note 1)	89,882	14,971,400	—
Foreign taxes (Note 1)	3	—	—
Investment advisory fees (Note 2)	1,541	478,396	2,317

Total Liabilities	91,426	18,116,799	2,317

NET ASSETS	$5,113,749	$3,017,737,278	$16,048,303

Net assets consist of:
Paid-in capital	$5,388,547	$2,877,255,850	$15,978,800
Undistributed net investment income	31,647	6,335,454	26,003
Accumulated net realized loss	(108,942)	(31,479,228)	(121,341)
Net unrealized appreciation (depreciation)	(197,503)	165,625,202	164,841

NET ASSETS	$5,113,749	$3,017,737,278	$16,048,303

Shares outstanding[c]	100,000	44,700,000	650,000

Net asset value per share	$51.14	$67.51	$24.69

[a]	Securities on loan with values of $63,184, $14,366,233 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $12,768, $5,638,186 and $20,967, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares MSCI Japan Minimum Volatility ETF	iShares MSCI USA Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$16,713,196	$4,925,776,954
Affiliated (Note 2)	173,246	91,488,023

Total cost of investments	$16,886,442	$5,017,264,977

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$17,436,339	$5,285,016,759
Affiliated (Note 2)	173,246	91,488,023

Total fair value of investments	17,609,585	5,376,504,782
Foreign currency, at value[b]	8,114	—
Cash	—	13,224
Receivables:
Dividends and interest	42,202	5,735,144
Capital shares sold	—	127,362

Total Assets	17,659,901	5,382,380,512

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	167,490	87,884,745
Investment advisory fees (Note 2)	4,356	649,184

Total Liabilities	171,846	88,533,929

NET ASSETS	$17,488,055	$5,293,846,583

Net assets consist of:
Paid-in capital	$16,883,550	$4,986,918,967
Undistributed net investment income	11,413	9,326,182
Accumulated net realized loss	(129,350)	(61,638,371)
Net unrealized appreciation	722,442	359,239,805

NET ASSETS	$17,488,055	$5,293,846,583

Shares outstanding[c]	300,000	126,300,000

Net asset value per share	$58.29	$41.91

[a]	Securities on loan with values of $159,813 and $86,693,419, respectively. See Note 1.
[b]	Cost of foreign currency: $8,203 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI Asia ex Japan Minimum Volatility ETF	iShares MSCI EAFE Minimum Volatility ETF	iShares MSCI Europe Minimum Volatility ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$129,299	$61,682,872	$239,405
Interest — unaffiliated	2	—	—
Interest — affiliated (Note 2)	—	89	—
Securities lending income — affiliated — net (Note 2)	2,596	210,435	10

	131,897	61,893,396	239,415
Less: Other foreign taxes (Note 1)	(923)	—	—

Total investment income	130,974	61,893,396	239,415

EXPENSES
Investment advisory fees (Note 2)	15,601	5,859,742	15,133

Total expenses	15,601	5,859,742	15,133
Less investment advisory fees waived (Note 2)	—	(2,282,477)	—

Net expenses	15,601	3,577,265	15,133

Net investment income	115,373	58,316,131	224,282

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(107,853)	(19,730,514)	(122,121)
In-kind redemptions — unaffiliated	130,322	57,006,610	(91,045)
Foreign currency transactions	(2,590)	(930,366)	(2,019)

Net realized gain (loss)	19,879	36,345,730	(215,185)

Net change in unrealized appreciation/depreciation on:
Investments	(354,950)	49,937,211	249,336
Translation of assets and liabilities in foreign currencies	(181)	(4,168)	229

Net change in unrealized appreciation/depreciation	(355,131)	49,933,043	249,565

Net realized and unrealized gain (loss)	(335,252)	86,278,773	34,380

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(219,879)	$144,594,904	$258,662

[a]	Net of foreign withholding tax of $14,007, $4,016,633 and $20,752, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI Japan Minimum Volatility ETF	iShares MSCI USA Minimum Volatility ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$212,388	$88,519,419
Interest — affiliated (Note 2)	—	324
Securities lending income — affiliated — net (Note 2)	1,382	152,343

Total investment income	213,770	88,672,086

EXPENSES
Investment advisory fees (Note 2)	37,322	6,005,645

Total expenses	37,322	6,005,645

Net investment income	176,448	82,666,441

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(137,808)	(21,963,751)
In-kind redemptions — unaffiliated	874,682	243,666,064
Foreign currency transactions	(10,901)	—

Net realized gain	725,973	221,702,313

Net change in unrealized appreciation/depreciation on:
Investments	308,332	218,073,095
Translation of assets and liabilities in foreign currencies	(531)	—

Net change in unrealized appreciation/depreciation	307,801	218,073,095

Net realized and unrealized gain	1,033,774	439,775,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,210,222	$522,441,849

[a]	Net of foreign withholding tax of $23,884 and $11,468, respectively.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Asia ex Japan Minimum Volatility ETF		iShares MSCI EAFE Minimum Volatility ETF
	Year ended July 31, 2015	Period from June 3, 2014[a] to July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$115,373	$36,225	$58,316,131	$39,237,782
Net realized gain (loss)	19,879	(2,852)	36,345,730	8,707,061
Net change in unrealized appreciation/depreciation	(355,131)	157,628	49,933,043	90,105,507

Net increase (decrease) in net assets resulting from operations	(219,879)	191,001	144,594,904	138,050,350

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(115,619)	—	(54,957,420)	(37,084,063)

Total distributions to shareholders	(115,619)	—	(54,957,420)	(37,084,063)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,803,400	5,051,746	1,930,300,049	465,950,196
Cost of shares redeemed	(2,596,900)	—	(249,722,803)	(56,947,160)

Net increase in net assets from capital share transactions	206,500	5,051,746	1,680,577,246	409,003,036

INCREASE (DECREASE) IN NET ASSETS	(128,998)	5,242,747	1,770,214,730	509,969,323

NET ASSETS
Beginning of period	5,242,747	—	1,247,522,548	737,553,225

End of period	$5,113,749	$5,242,747	$3,017,737,278	$1,247,522,548

Undistributed net investment income included in net assets at end of period	$31,647	$34,434	$6,335,454	$3,244,194

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	29,300,000	7,500,000
Shares redeemed	(50,000)	—	(3,800,000)	(900,000)

Net increase in shares outstanding	—	100,000	25,500,000	6,600,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Europe Minimum Volatility ETF		iShares MSCI Japan Minimum Volatility ETF
	Year ended July 31, 2015	Period from June 3, 2014[a] to July 31, 2014	Year ended July 31, 2015	Period from June 3, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$224,282	$16,974	$176,448	$9,091
Net realized gain (loss)	(215,185)	(29)	725,973	—
Net change in unrealized appreciation/depreciation	249,565	(84,724)	307,801	414,641

Net increase (decrease) in net assets resulting from operations	258,662	(67,779)	1,210,222	423,732

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(213,213)	—	(164,748)	—

Total distributions to shareholders	(213,213)	—	(164,748)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,226,296	5,011,711	11,566,866	10,176,106
Cost of shares redeemed	(1,167,374)	—	(5,724,123)	—

Net increase in net assets from capital share transactions	11,058,922	5,011,711	5,842,743	10,176,106

INCREASE IN NET ASSETS	11,104,371	4,943,932	6,888,217	10,599,838

NET ASSETS
Beginning of period	4,943,932	—	10,599,838	—

End of period	$16,048,303	$4,943,932	$17,488,055	$10,599,838

Undistributed net investment income included in net assets at end of period	$26,003	$16,953	$11,413	$9,091

SHARES ISSUED AND REDEEMED
Shares sold	500,000	200,000	200,000	200,000
Shares redeemed	(50,000)	—	(100,000)	—

Net increase in shares outstanding	450,000	200,000	100,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA Minimum Volatility ETF
	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$82,666,441	$51,641,488
Net realized gain	221,702,313	86,661,334
Net change in unrealized appreciation/depreciation	218,073,095	107,059,567

Net increase in net assets resulting from operations	522,441,849	245,362,389

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(77,063,188)	(56,182,406)

Total distributions to shareholders	(77,063,188)	(56,182,406)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,537,253,521	990,510,343
Cost of shares redeemed	(1,266,317,551)	(927,452,671)

Net increase in net assets from capital share transactions	2,270,935,970	63,057,672

INCREASE IN NET ASSETS	2,716,314,631	252,237,655

NET ASSETS
Beginning of year	2,577,531,952	2,325,294,297

End of year	$5,293,846,583	$2,577,531,952

Undistributed net investment income included in net assets at end of year	$9,326,182	$3,722,929

SHARES ISSUED AND REDEEMED
Shares sold	87,400,000	27,800,000
Shares redeemed	(31,400,000)	(26,400,000)

Net increase in shares outstanding	56,000,000	1,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Asia ex Japan Minimum Volatility ETF

	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$52.43	$50.44

Income from investment operations:
Net investment income[b]	1.36	0.36
Net realized and unrealized gain (loss)[c]	(1.49)	1.63

Total from investment operations	(0.13)	1.99

Less distributions from:
Net investment income	(1.16)	—

Total distributions	(1.16)	—

Net asset value, end of period	$51.14	$52.43

Total return	(0.21)%	3.95%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,114	$5,243
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.59%	4.44%
Portfolio turnover rate[f]	44%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2015 and the period ended July 31, 2014 were 21% and 0%, respectively. See Note 4.
[g]	Rounds to less than 1%.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Minimum Volatility ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$64.98	$58.54	$51.91	$49.77

Income from investment operations:
Net investment income[b]	2.13	2.47	1.95	1.38
Net realized and unrealized gain[c]	2.17	6.12	5.97	1.57

Total from investment operations	4.30	8.59	7.92	2.95

Less distributions from:
Net investment income	(1.77)	(2.15)	(1.29)	(0.81)

Total distributions	(1.77)	(2.15)	(1.29)	(0.81)

Net asset value, end of period	$67.51	$64.98	$58.54	$51.91

Total return	6.80%	14.83%	15.39%	6.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,017,737	$1,247,523	$737,553	$72,672
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[e]	3.26%	3.97%	3.38%	3.49%
Portfolio turnover rate[f]	23%	20%	27%	25%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Europe Minimum Volatility ETF

	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.72	$25.06

Income from investment operations:
Net investment income[b]	0.90	0.08
Net realized and unrealized loss[c]	(0.26)	(0.42)

Total from investment operations	0.64	(0.34)

Less distributions from:
Net investment income	(0.67)	—

Total distributions	(0.67)	—

Net asset value, end of period	$24.69	$24.72

Total return	2.70%	(1.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$16,048	$4,944
Ratio of expenses to average net assets[e]	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.71%	2.11%
Portfolio turnover rate[f]	25%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Japan Minimum Volatility ETF

	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$53.00	$50.88

Income from investment operations:
Net investment income[b]	0.77	0.05
Net realized and unrealized gain[c]	5.22	2.07

Total from investment operations	5.99	2.12

Less distributions from:
Net investment income	(0.70)	—

Total distributions	(0.70)	—

Net asset value, end of period	$58.29	$53.00

Total return	11.48%	4.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$17,488	$10,600
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	1.42%	0.55%
Portfolio turnover rate[f]	18%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA Minimum Volatility ETF
	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$36.66	$33.75	$29.48	$25.32

Income from investment operations:
Net investment income[b]	0.84	0.76	0.83	0.56
Net realized and unrealized gain[c]	5.18	3.00	4.13	3.85

Total from investment operations	6.02	3.76	4.96	4.41

Less distributions from:
Net investment income	(0.77)	(0.85)	(0.69)	(0.25)

Total distributions	(0.77)	(0.85)	(0.69)	(0.25)

Net asset value, end of period	$41.91	$36.66	$33.75	$29.48

Total return	16.52%	11.27%	17.08%	17.50%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,293,847	$2,577,532	$2,325,294	$353,808
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.06%	2.15%	2.56%	2.48%
Portfolio turnover rate[f]	23%	24%	26%	30%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Asia ex Japan Minimum Volatility	Non-diversified
MSCI EAFE Minimum Volatility	Diversified
MSCI Europe Minimum Volatility	Non-diversified
MSCI Japan Minimum Volatility	Non-diversified
MSCI USA Minimum Volatility	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Asia ex Japan Minimum Volatility
Assets:
Common Stocks	$5,066,429	$—	$2,709	$5,069,138
Preferred Stocks	9,434	—	—	9,434
Money Market Funds	95,358	—	—	95,358

	$5,171,221	$—	$2,709	$5,173,930

MSCI EAFE Minimum Volatility
Assets:
Common Stocks	$3,002,480,375	$—	$—	$3,002,480,375
Money Market Funds	15,530,482	—	—	15,530,482

	$3,018,010,857	$—	$—	$3,018,010,857

MSCI Europe Minimum Volatility
Assets:
Common Stocks	$15,805,939	$—	$—	$15,805,939
Preferred Stocks	31,024	—	—	31,024
Money Market Funds	1,082	—	—	1,082

	$15,838,045	$—	$—	$15,838,045

MSCI Japan Minimum Volatility
Assets:
Common Stocks	$17,436,339	$—	$—	$17,436,339
Money Market Funds	173,246	—	—	173,246

	$17,609,585	$—	$—	$17,609,585

MSCI USA Minimum Volatility
Assets:
Common Stocks	$5,285,016,759	$—	$—	$5,285,016,759
Money Market Funds	91,488,023	—	—	91,488,023

	$5,376,504,782	$—	$—	$5,376,504,782

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Asia ex Japan Minimum Volatility	$63,184	$63,184	$—
MSCI EAFE Minimum Volatility	14,366,233	14,366,233	—
MSCI Japan Minimum Volatility	159,813	159,813	—
MSCI USA Minimum Volatility	86,693,419	86,693,419	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Asia ex Japan Minimum Volatility	0.35%
MSCI Europe Minimum Volatility	0.25
MSCI Japan Minimum Volatility	0.30
MSCI USA Minimum Volatility	0.15

For its investment advisory services to the iShares MSCI EAFE Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. For the iShares MSCI EAFE Minimum Volatility ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2015 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA Minimum Volatility ETF (the “Group 1 Fund”), retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares MSCI Asia ex Japan Minimum Volatility ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI Europe Minimum Volatility ETF and iShares MSCI Japan Minimum Volatility ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, the Group 1 Fund retained 70% of securities lending income and each Group 2 Fund retained 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, the Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and each Group 2 Fund retained 80% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Asia ex Japan Minimum Volatility	$664
MSCI EAFE Minimum Volatility	63,956
MSCI Europe Minimum Volatility	4
MSCI Japan Minimum Volatility	361
MSCI USA Minimum Volatility	75,945

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Asia ex Japan Minimum Volatility	$2,151,643	$2,041,028
MSCI EAFE Minimum Volatility	597,782,473	418,242,153
MSCI Europe Minimum Volatility	1,797,305	1,655,394
MSCI Japan Minimum Volatility	2,424,049	2,376,604
MSCI USA Minimum Volatility	981,802,453	938,255,786

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Asia ex Japan Minimum Volatility	$1,575,298	$1,488,928
MSCI EAFE Minimum Volatility	1,729,631,390	240,022,479
MSCI Europe Minimum Volatility	11,885,794	1,163,336
MSCI Japan Minimum Volatility	11,453,183	5,690,411
MSCI USA Minimum Volatility	3,507,929,506	1,252,132,500

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Except for the iShares MSCI USA Minimum Volatility ETF, each fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The iShares MSCI Japan Minimum Volatility ETF invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Asia ex Japan Minimum Volatility	$130,301	$(2,541)	$(127,760)
MSCI EAFE Minimum Volatility	55,588,064	(267,451)	(55,320,613)
MSCI Europe Minimum Volatility	(91,833)	(2,019)	93,852
MSCI Japan Minimum Volatility	864,701	(9,378)	(855,323)
MSCI USA Minimum Volatility	235,128,135	—	(235,128,135)

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Asia ex Japan Minimum Volatility
Ordinary income	$115,619	$	N/A

MSCI EAFE Minimum Volatility
Ordinary income	$54,957,420		$37,084,063

MSCI Europe Minimum Volatility
Ordinary income	$213,213	$	N/A

MSCI Japan Minimum Volatility
Ordinary income	$164,748	$	N/A

MSCI USA Minimum Volatility
Ordinary income	$77,063,188		$56,182,406

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Asia ex Japan Minimum Volatility	$31,647	$(3,179)	$(212,396)	$(90,870)	$(274,798)
MSCI EAFE Minimum Volatility	6,850,274	(8,122,687)	144,702,788	(2,948,947)	140,481,428
MSCI Europe Minimum Volatility	26,461	(3,099)	130,646	(84,505)	69,503
MSCI Japan Minimum Volatility	13,551	(2,590)	593,544	—	604,505
MSCI USA Minimum Volatility	9,326,182	(30,981,243)	332,525,027	(3,942,350)	306,927,616

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Asia ex Japan Minimum Volatility	$3,179
MSCI EAFE Minimum Volatility	8,122,687
MSCI Europe Minimum Volatility	3,099
MSCI Japan Minimum Volatility	2,590
MSCI USA Minimum Volatility	30,981,243

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Asia ex Japan Minimum Volatility	$5,386,141	$193,853	$(406,064)	$(212,211)
MSCI EAFE Minimum Volatility	2,873,256,839	220,187,778	(75,433,760)	144,754,018
MSCI Europe Minimum Volatility	15,707,509	454,764	(324,228)	130,536
MSCI Japan Minimum Volatility	17,015,340	1,170,197	(575,952)	594,245
MSCI USA Minimum Volatility	5,043,979,755	459,863,380	(127,338,353)	332,525,027

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Asia ex Japan Minimum Volatility ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI Europe Minimum Volatility ETF, iShares MSCI Japan Minimum Volatility ETF and iShares MSCI USA Minimum Volatility ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designate as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Asia ex Japan Minimum Volatility	$39,537
MSCI EAFE Minimum Volatility	51,927,268
MSCI Europe Minimum Volatility	248,572
MSCI Japan Minimum Volatility	215,495
MSCI USA Minimum Volatility	78,108,217

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI USA Minimum Volatility ETF during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction was 89.94%.

For the fiscal year ended July 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Asia ex Japan Minimum Volatility	$143,306	$14,930
MSCI EAFE Minimum Volatility	65,699,505	4,013,415
MSCI Europe Minimum Volatility	260,157	20,748
MSCI Japan Minimum Volatility	236,272	23,884

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares MSCI Asia ex Japan Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.    iShares MSCI EAFE Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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Board Review and Approval of Investment Advisory

Contract (Continued)

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comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Board Review and Approval of Investment Advisory

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares MSCI Europe Minimum Volatility ETF, iShares MSCI Japan Minimum Volatility ETF and iShares MSCI USA Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Asia ex Japan Minimum Volatility	$1.156188	$—	$—	$1.156188	100%	—%	—%	100%
MSCI EAFE Minimum Volatility	1.772645	—	—	1.772645	100	—	—	100
MSCI Japan Minimum Volatility	0.701602	—	—	0.701602	100	—	—	100
MSCI USA Minimum Volatility	0.757799	—	0.010676	0.768475	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Asia ex Japan Minimum Volatility ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.79%
Greater than 0.5% and Less than 1.0%	23	9.13
Between 0.5% and –0.5%	100	39.69
Less than –0.5% and Greater than –1.0%	84	33.33
Less than –1.0% and Greater than –1.5%	27	10.71
Less than –1.5% and Greater than –2.0%	15	5.95
Less than –2.0% and Greater than –2.5%	1	0.40

	252	100.00%

iShares MSCI EAFE Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.11%
Greater than 2.0% and Less than 2.5%	3	0.34
Greater than 1.5% and Less than 2.0%	14	1.59
Greater than 1.0% and Less than 1.5%	40	4.56
Greater than 0.5% and Less than 1.0%	218	24.83
Between 0.5% and –0.5%	574	65.38
Less than –0.5% and Greater than –1.0%	24	2.73
Less than –1.0% and Greater than –1.5%	4	0.46

	878	100.00%

iShares MSCI Europe Minimum Volatility ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.40%
Greater than 1.0% and Less than 1.5%	3	1.19
Greater than 0.5% and Less than 1.0%	42	16.67
Between 0.5% and –0.5%	193	76.58
Less than –0.5% and Greater than –1.0%	11	4.37
Less than –1.0% and Greater than –1.5%	2	0.79

	252	100.00%

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Japan Minimum Volatility ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.79%
Greater than 1.5% and Less than 2.0%	3	1.19
Greater than 1.0% and Less than 1.5%	7	2.78
Greater than 0.5% and Less than 1.0%	41	16.27
Between 0.5% and –0.5%	152	60.32
Less than –0.5% and Greater than –1.0%	28	11.11
Less than –1.0% and Greater than –1.5%	13	5.16
Less than –1.5% and Greater than –2.0%	5	1.98
Less than –2.0%	1	0.40

	252	100.00%

iShares MSCI USA Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	877	99.89%
Less than –0.5%	1	0.11

	878	100.00%

SUPPLEMENTAL INFORMATION	73

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	77

Notes:

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-79-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Core MSCI EAFE ETF | IEFA | NYSE Arca
➢	iShares Core MSCI Europe ETF | IEUR | NYSE Arca
➢	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca
➢	iShares Core MSCI Total International Stock ETF | IXUS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW
International equity markets produced negative returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI ex USA Index, a broad equity index that includes both developed and emerging markets around the globe but excludes the United States, returned -4.57% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI ex USA Index returned 10.60% in local currency terms for the reporting period.

A number of other factors buffeted international equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by more than 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015 in an effort to stimulate economic activity on the Continent and stave off deflation. Although economic growth rates across Europe remained subdued overall, signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe for the reporting period included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained approximately 11% when measured in local currencies. Central banks in Australia and New Zealand lowered interest rates during the reporting period as economic growth in both countries slowed amid reduced demand for commodities. Meanwhile, the Bank of Japan took unprecedented measures to revive the Japanese economy, inject liquidity into the capital markets, and keep deflation at bay. For the reporting period, the best-performing markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell the most, declining by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies experienced slowing economic growth during the reporting period. Although China remained one of the world’s fastest-growing economies, the country’s 7.4% economic growth in 2014 was its slowest growth rate in 24 years, while the economies in Russia and Brazil fell into recession during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EAFE ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.16%	0.43%	0.07%	0.16%	0.43%	0.07%
Since Inception	10.25%	10.19%	10.13%	31.26%	31.05%	30.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,077.60	$0.62	$1,000.00	$1,024.20	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 0.16%, net of fees, while the total return for the Index was 0.07%.

International developed market stocks, as represented by the Index, posted a relatively flat return for the reporting period amid relatively high volatility. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EAFE ETF

Japan, which accounted for 23% of the Index on average, was the largest contributor to the Index’s return for the reporting period. Government initiatives aimed at revitalizing the country’s economy, referred to as “Abenomics”, were drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers.

Switzerland also contributed to the Index’s performance during the reporting period. A sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

Australia detracted substantially from Index results during the reporting period, as China’s economic slowdown reduced demand for Australia’s top exports. Weak demand for iron ore and coal led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period.

The United Kingdom detracted from Index performance, as the U.K. equity market’s relatively large allocation to energy and materials weighed on performance due to declining commodities prices.

Spain detracted from Index returns, struggling along with southern European neighbors to regain economic footing. Economic growth improved throughout the period, though, reaching its highest rate since the fourth quarter of 2007 during the final quarter of the reporting period.

From a sector standpoint, the healthcare sector contributed meaningfully to Index results. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period. Consumer-related stocks gained as improving economic conditions and lower oil prices boosted consumer spending. The energy and materials sectors detracted meaningfully from Index performance amid price declines for oil and other commodities during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	25.76%
Industrials	13.76
Consumer Discretionary	13.63
Health Care	11.23
Consumer Staples	10.65
Materials	7.20
Information Technology	5.24
Energy	4.66
Telecommunication Services	4.48
Utilities	3.38
Investment Companies	0.01

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	23.51%
United Kingdom	20.42
France	9.11
Switzerland	8.88
Germany	8.51
Australia	6.56
Spain	3.40
Hong Kong	3.09
Sweden	3.06
Netherlands	2.79

TOTAL	89.33%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EUROPE ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.03)%	(0.14)%	(0.29)%	(0.03)%	(0.14)%	(0.29)%
Since Inception	(4.23)%	(4.33)%	(4.55)%	(4.82)%	(4.93)%	(5.16)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,080.20	$0.26	$1,000.00	$1,024.50	$0.25	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -0.03%, net of fees, while the total return for the Index was -0.29%.

European stocks, as represented by the Index, delivered relatively flat results for the reporting period amid relatively high volatility. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EUROPE ETF

The United Kingdom, which represented 32% of the Index on average, declined for the reporting period. Driving underperformance was the U.K. equity market’s relatively large allocation to energy and materials, as oil and other commodity prices declined.

Spain detracted from Index returns, struggling along with southern European neighbors to regain economic footing. Economic growth improved, though, with annualized GDP growth reaching 3.1% for the second quarter of 2015 — its highest rate since the fourth quarter of 2007.

France and Germany posted nearly flat results for the reporting period. Germany achieved positive GDP growth levels, and France returned to positive GDP growth, exceeding expectations in the first quarter of 2015, as a weak euro and lower oil prices benefited consumer-spending levels.

The Netherlands generated positive results and contributed to Index returns. The Dutch economy generally improved through the course of the reporting period. Improving employment figures and lower oil prices boosted consumer spending.

Switzerland also contributed to the Index’s performance during the reporting period. A sharp appreciation of the Swiss franc in January 2015 negatively impacted Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

From a sector standpoint, healthcare companies were strong contributors to Index returns during the reporting period. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period.

Consumer discretionary and consumer staples stocks gained as improving economic conditions and lower oil prices boosted consumer spending. The energy and materials sectors both detracted meaningfully from Index performance amid a decline in prices for oil and other commodities.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	23.35%
Health Care	13.48
Consumer Staples	12.74
Industrials	12.44
Consumer Discretionary	12.10
Materials	7.21
Energy	6.41
Telecommunication Services	4.62
Information Technology	4.09
Utilities	3.56

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

United Kingdom	31.70%
France	14.13
Switzerland	13.76
Germany	13.21
Spain	5.27
Sweden	4.74
Netherlands	4.34
Italy	4.02
Denmark	2.75
Belgium	2.10

TOTAL	96.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI PACIFIC ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.58%	1.12%	0.48%	0.58%	1.12%	0.48%
Since Inception	4.04%	4.19%	4.05%	4.63%	4.80%	4.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,069.30	$0.26	$1,000.00	$1,024.50	$0.25	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 0.58%, net of fees, while the total return for the Index was 0.48%.

Pacific region equities, as represented by the Index, delivered relatively flat results for the reporting period amid relatively high volatility. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI PACIFIC ETF

Japan, which accounted for 65% of the Index on average, was the largest contributor to Index returns during the reporting period. Government initiatives aimed at revitalizing the country’s economy, referred to as “Abenomics”, were drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers. Following a recession earlier in the year, the Japanese economy returned to growth in the fourth quarter of 2014. Growth remained positive through the first quarter of 2015, before declining in the second quarter of 2015.

Hong Kong contributed to Index results, as GDP growth moderated, but remained positive. Although tourism declined during the reporting period, export levels remained steady, and unemployment fell to its lowest level in 5 years.

Australia, which represented 20% of the Index on average, was the largest detractor from Index results. As economic growth in China slowed, so too did its demand for Australia’s iron ore and coal. Weak demand for Australia’s top exports led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period.

Singapore detracted from Index performance. As China’s economy cooled, so did its demand for trade with neighboring countries, including Singapore. As Singapore’s non-oil exports to China declined, its economic growth slowed during the reporting period.

From a sector standpoint, healthcare companies were strong contributors to the Index’s return during the reporting period. Gains in the pharmaceutical and biotechnology industries reflected the strong pace of innovation, growth, and acquisitions during the reporting period.

Consumer-related stocks gained as improving economic conditions and lower oil prices boosted consumer spending. The energy and materials sectors detracted from Index performance amid a decline in prices for oil and other commodities.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	29.81%
Consumer Discretionary	16.99
Industrials	16.28
Consumer Staples	7.50
Information Technology	7.45
Materials	6.89
Health Care	6.08
Telecommunication Services	4.34
Utilities	3.05
Energy	1.57
Investment Companies	0.04

TOTAL	100.00%

COUNTRY ALLOCATION

As of 7/31/15

Country	Percentage of Total Investments*

Japan	67.49%
Australia	18.62
Hong Kong	9.16
Singapore	4.04
New Zealand	0.69

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.52)%	(4.15)%	(4.38)%	(4.52)%	(4.15)%	(4.38)%
Since Inception	6.52%	6.53%	6.53%	19.23%	19.29%	19.26%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.80	$0.71	$1,000.00	$1,024.10	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was -4.52%, net of fees, while the total return for the Index was -4.38%.

International stocks, as represented by the Index, delivered negative results for the reporting period amid relatively high volatility. The U.S. dollar’s appreciation relative to other major currencies detracted from the Index’s return during the reporting period.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

Japan was the largest contributor to Index returns, as government initiatives aimed at revitalizing the country’s economy, referred to as “Abenomics”, were drivers of equity market strength. A weak yen also helped Japan’s economy, making Japanese exports more affordable to foreign buyers. Following a recession earlier in the year, the Japanese economy returned to growth in the fourth quarter of 2014. Growth remained positive through the first quarter of 2015, before declining in the second quarter of 2015.

Switzerland also contributed to the Index’s performance during the reporting period. A sharp appreciation of the Swiss franc in January 2015 hurt Swiss exporters, leading to slower growth during the second half of the reporting period, although the currency revaluation also represented an incremental gain for foreign owners of Swiss assets.

Canada detracted from Index performance, as economic growth steadily declined during the reporting period. Declining oil and gas prices severely hindered Canada’s economy, which is heavily dependent on oil exports.

Australia and Brazil also detracted from Index results due to declining commodities prices. As economic growth in China slowed, so did its demand for Australia’s iron ore and coal. Weak demand for Australia’s top exports led to slower mining and manufacturing activity, prompting the Reserve Bank of Australia to lower interest rates in the second half of the reporting period.

In Brazil, falling commodities prices were key drivers of its slowing economy, which is heavily reliant on commodities. Manufacturing levels also declined throughout the reporting period.

From a sector standpoint, healthcare companies were strong contributors to the Index’s return for the reporting period, benefiting from the strong pace of innovation, growth, and acquisitions within the pharmaceutical and biotechnology industries. The energy and materials sectors detracted from Index results amid price declines for oil and other commodities.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	26.85%
Consumer Discretionary	12.46
Industrials	12.36
Consumer Staples	9.77
Health Care	9.32
Information Technology	7.51
Materials	7.32
Energy	5.98
Telecommunication Services	4.72
Utilities	3.27
Investment Companies	0.44

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	17.15%
United Kingdom	14.91
France	6.66
Switzerland	6.49
Canada	6.40
Germany	6.22
Australia	4.80
China	4.79
South Korea	3.08
Taiwan	2.67

TOTAL	73.17%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.98%

AUSTRALIA — 6.51%
Abacus Property Group	145,481	$332,254
Adelaide Brighton Ltd.	209,391	727,315
AGL Energy Ltd.	285,446	3,496,417
Ainsworth Game Technology Ltd.	68,116	150,063
ALS Ltd.	175,822	692,056
Alumina Ltd.	1,073,521	1,170,686
Amcor Ltd./Australia	503,032	5,323,078
AMP Ltd.	1,244,792	6,042,289
Ansell Ltd.	68,079	1,252,845
APA Group	484,258	3,225,428
APN News & Media Ltd.[a]	489,048	256,780
ARB Corp. Ltd.	32,965	344,236
Ardent Leisure Group	198,430	352,635
Aristocrat Leisure Ltd.	230,232	1,448,938
Arrium Ltd.	1,511,096	133,161
Asaleo Care Ltd.	196,171	246,340
Asciano Ltd.	397,710	2,374,435
ASX Ltd.	84,699	2,764,734
Aurizon Holdings Ltd.	869,156	3,382,804
AusNet Services	780,381	796,571
Australia & New Zealand Banking Group Ltd.	1,146,153	27,506,029
Australian Agricultural Co. Ltd.[a,b]	205,287	215,576
Automotive Holdings Group Ltd.	118,214	381,966
Aveo Group	170,254	345,072
AWE Ltd.[a,b]	273,676	253,227
Bank of Queensland Ltd.	146,966	1,483,962
Beach Energy Ltd.	505,374	361,843
Bega Cheese Ltd.	76,076	265,924
Bendigo & Adelaide Bank Ltd.	182,067	1,756,830
BHP Billiton Ltd.	1,330,812	25,849,113
BlueScope Steel Ltd.	252,397	672,813
Boral Ltd.	335,194	1,634,435
Bradken Ltd.	135,892	117,755
Brambles Ltd.	652,954	5,216,927
BWP Trust	237,007	586,536
Cabcharge Australia Ltd.	100,033	245,354
Caltex Australia Ltd.	114,258	2,898,931
Cardno Ltd.[b]	78,871	166,227
carsales.com Ltd.	103,269	822,816
Challenger Ltd./Australia	257,572	1,356,192
Charter Hall Group	153,369	532,724
Charter Hall Retail REIT	147,929	468,203

Security	Shares	Value
CIMIC Group Ltd.	42,831	$748,580
Coca-Cola Amatil Ltd.	235,580	1,605,424
Cochlear Ltd.	24,370	1,633,379
Commonwealth Bank of Australia	671,927	43,204,710
Computershare Ltd.	194,216	1,762,815
Cromwell Property Group	540,212	442,326
Crown Resorts Ltd.	151,109	1,512,479
CSL Ltd.	199,755	14,516,456
CSR Ltd.	230,679	633,553
Dexus Property Group	393,682	2,249,202
Domino’s Pizza Enterprises Ltd.	27,375	813,361
Downer EDI Ltd.	195,304	652,568
Drillsearch Energy Ltd.[a,b]	219,545	142,682
DUET Group[b]	851,839	1,376,206
DuluxGroup Ltd.	169,978	758,926
Echo Entertainment Group Ltd.	329,675	1,215,327
Energy Resources of Australia Ltd.[a,b]	102,973	28,735
Energy World Corp. Ltd.[a,b]	502,243	118,023
Fairfax Media Ltd.	1,049,019	654,795
Federation Centres	1,374,732	3,028,604
FlexiGroup Ltd./Australia	154,293	343,314
Flight Centre Travel Group Ltd.	24,500	640,860
Fortescue Metals Group Ltd.[b]	653,522	890,241
G8 Education Ltd.[b]	147,632	368,606
Genworth Mortgage Insurance Australia Ltd.	93,364	245,452
Goodman Group	723,866	3,476,476
GPT Group (The)	711,959	2,410,234
GrainCorp Ltd. Class A	84,416	553,579
GUD Holdings Ltd.	52,397	359,767
GWA Group Ltd.	143,247	255,620
Harvey Norman Holdings Ltd.	229,685	752,265
Healthscope Ltd.	495,663	997,333
iiNET Ltd.[b]	63,127	435,759
Iluka Resources Ltd.	180,431	1,044,096
Incitec Pivot Ltd.	713,034	1,895,492
Independence Group NL	111,856	310,495
Insurance Australia Group Ltd.	989,533	4,280,050
Investa Office Fund	246,105	715,680
Invocare Ltd.	53,593	531,700
IOOF Holdings Ltd.	126,151	855,985
Iress Ltd.	62,221	475,197
Jacana Minerals Ltd.[b]	6,357	—
James Hardie Industries PLC	188,062	2,622,583

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Japara Healthcare Ltd.	139,248	$285,296
JB Hi-Fi Ltd.[b]	46,162	654,591
Karoon Gas Australia Ltd.[a]	107,415	184,580
Lend Lease Group	230,682	2,640,968
Liquefied Natural Gas Ltd.[a,b]	199,878	469,697
M2 Group Ltd.	77,883	631,415
Macquarie Atlas Roads Group	192,187	482,673
Macquarie Group Ltd.	123,204	7,432,512
Magellan Financial Group Ltd.	52,492	714,671
Mayne Pharma Group Ltd.[a]	343,888	295,465
McMillan Shakespeare Ltd.	36,695	383,995
Medibank Pvt Ltd.[a]	1,160,010	1,780,374
Metcash Ltd.[b]	415,906	351,234
Mineral Resources Ltd.	75,563	300,754
Mirvac Group	1,506,768	2,091,276
Monadelphous Group Ltd.[b]	33,213	208,534
Myer Holdings Ltd.[b]	297,387	275,167
National Australia Bank Ltd.	1,083,307	27,660,466
Navitas Ltd.	107,741	326,764
Newcrest Mining Ltd.[a]	328,292	2,716,986
Nine Entertainment Co. Holdings Ltd.	297,777	334,569
Northern Star Resources Ltd.	261,738	399,791
Nufarm Ltd./Australia	82,684	468,751
Orica Ltd.	157,133	2,216,655
Origin Energy Ltd.	457,518	3,809,996
Orora Ltd.	523,510	895,745
OZ Minerals Ltd.	135,906	371,266
Pacific Brands Ltd.[a,b]	737,985	227,615
Perpetual Ltd.	23,596	777,149
Platinum Asset Management Ltd.	111,885	622,794
Premier Investments Ltd.	39,015	382,200
Primary Health Care Ltd.[b]	216,163	730,201
Qantas Airways Ltd.[a]	243,942	671,771
QBE Insurance Group Ltd.	569,774	6,108,840
Qube Holdings Ltd.	312,232	559,462
Ramsay Health Care Ltd.	58,910	2,893,267
REA Group Ltd.	23,465	748,021
Recall Holdings Ltd.	136,275	719,529
Regis Resources Ltd.[a]	214,030	204,325
Retail Food Group Ltd.	65,768	257,905
Rio Tinto Ltd.	179,468	6,966,545
SAI Global Ltd.	114,759	378,387
Sandfire Resources NL	78,204	345,723
Santos Ltd.	403,108	2,190,566

Security	Shares	Value
Scentre Group	2,198,252	$6,392,576
Seek Ltd.	135,272	1,499,989
Senex Energy Ltd.[a,b]	472,483	81,537
Seven West Media Ltd.[b]	566,590	376,548
Shopping Centres Australasia Property Group	323,633	508,592
Sigma Pharmaceuticals Ltd.	615,442	393,196
Sims Metal Management Ltd.[b]	72,326	502,445
Sirius Resources NLa,b	129,661	283,745
Sirtex Medical Ltd.	29,491	667,893
Slater & Gordon Ltd.	131,343	329,865
Sonic Healthcare Ltd.	157,291	2,387,523
South32 Ltd.[a]	2,154,044	2,823,554
Southern Cross Media Group Ltd.	285,689	202,453
Spotless Group Holdings Ltd.	378,522	543,427
Steadfast Group Ltd.	357,598	428,042
Stockland	942,140	2,940,408
Suncorp Group Ltd.	529,638	5,550,171
Super Retail Group Ltd.	64,117	434,588
Sydney Airport	445,752	1,836,367
Syrah Resources Ltd.[a,b]	74,002	199,984
Tabcorp Holdings Ltd.	345,152	1,229,293
Tatts Group Ltd.	594,053	1,736,247
Technology One Ltd.	126,949	371,968
Telstra Corp. Ltd.	1,763,379	8,404,147
Ten Network Holdings Ltd.[a,b]	1,046,120	161,326
Tox Free Solutions Ltd.	112,088	238,704
TPG Telecom Ltd.	122,026	852,189
Transfield Services Ltd.[a]	235,595	223,182
Transpacific Industries Group Ltd.	695,343	362,544
Transurban Group	785,832	5,753,447
Treasury Wine Estates Ltd.	273,079	1,157,091
Veda Group Ltd.	360,931	649,372
Virtus Health Ltd.	61,763	243,560
Wesfarmers Ltd.	462,465	14,416,499
Western Areas Ltd.	110,095	250,630
Westfield Corp.	825,167	6,077,795
Westpac Banking Corp.	1,293,711	33,118,290
Whitehaven Coal Ltd.[a,b]	295,112	260,059
Woodside Petroleum Ltd.	304,708	7,977,130
Woolworths Ltd.	525,657	11,040,068
WorleyParsons Ltd.	88,054	594,895

		415,880,285

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
AUSTRIA — 0.29%
ams AG	28,975	$1,264,698
Andritz AG	33,195	1,866,050
BUWOG AG	24,171	490,577
CA Immobilien Anlagen AG	32,554	588,065
Conwert Immobilien Invest SEa	27,758	338,733
Erste Group Bank AGa	118,958	3,586,746
EVN AG	14,895	169,258
Flughafen Wien AG	2,424	210,235
IMMOFINANZ AGa	384,111	947,652
Lenzing AG	3,426	251,187
Mayr Melnhof Karton AG	3,736	435,474
Oesterreichische Post AG	14,846	666,766
OMV AG	61,838	1,655,094
Palfinger AG	6,970	215,623
Raiffeisen Bank International AGa,b	50,827	746,878
RHI AG	11,686	292,118
S IMMO AG	31,800	284,939
Schoeller-Bleckmann Oilfield Equipment AG	4,676	265,908
Semperit AG Holding	4,826	201,630
UNIQA Insurance Group AG	55,604	528,333
Voestalpine AG	46,392	2,003,093
Wienerberger AG	49,069	814,835
Zumtobel Group AG	13,544	424,980

		18,248,872
BELGIUM — 1.34%
Ablynx NVa,b	35,064	516,023
Ackermans & van Haaren NV	10,210	1,570,248
Ageas	83,251	3,448,786
AGFA-Gevaert NVa	111,037	335,773
Anheuser-Busch InBev NV	332,576	39,812,849
Barco NV	5,733	381,440
Befimmo SA	9,892	630,832
Bekaert SAb	14,456	424,848
bpost SA	40,788	1,160,640
Cie. d’Entreprises CFE	3,317	445,638
Cofinimmo SA	8,056	871,376
Colruyt SA	27,432	1,339,322
D’ieteren SA/NV	10,212	375,602
Delhaize Group	42,494	3,854,085
Econocom Group SA/NV	33,913	315,862
Elia System Operator SA/NV	13,516	569,924
Euronav NV	39,289	603,378

Security	Shares	Value
EVS Broadcast Equipment SA	8,616	$244,648
Fagron	14,035	663,061
Galapagos NVa	15,380	928,305
Gimv NV	12,257	608,720
Groupe Bruxelles Lambert SA	31,025	2,576,676
KBC Ancora	15,374	638,418
KBC Groep NV	104,274	7,311,046
Kinepolis Group NV	8,677	352,506
Melexis NV	9,264	497,335
Mobistar SAa	14,646	318,616
Nyrstar NVa,b	118,332	349,466
Ontex Group NV	28,144	861,018
Proximus	61,925	2,346,048
Solvay SA	24,167	3,250,837
Telenet Group Holding NVa	21,600	1,225,694
Tessenderlo Chemie NVa	15,187	598,688
UCB SA	52,316	4,072,683
Umicore SA	39,401	1,735,194
Warehouses De Pauw CVA	6,357	505,203

		85,740,788
DENMARK — 1.75%
ALK-Abello A/S	2,830	348,221
Alm Brand A/S	42,519	275,756
AP Moeller – Maersk A/S Class A	1,424	2,365,760
AP Moeller – Maersk A/S Class B	3,046	5,218,325
Bang & Olufsen A/Sa,b	25,114	234,274
Bavarian Nordic A/Sa	12,598	598,790
Carlsberg A/S Class B	43,556	3,818,015
Chr Hansen Holding A/S	41,727	2,316,948
Coloplast A/S Class B	46,594	3,380,601
D/S Norden A/Sa,b	12,839	338,391
Danske Bank A/S	289,736	9,103,654
DFDS A/S	2,842	392,621
DSV A/S	73,381	2,522,980
FLSmidth & Co. A/Sb	20,355	916,247
Genmab A/Sa	21,584	2,043,809
GN Store Nord A/S	68,360	1,396,848
ISS A/S	61,056	2,115,495
Jyske Bank A/S Registered[a,b]	28,681	1,506,766
Matas A/S	18,927	392,354
NKT Holding A/S	11,745	662,070
Novo Nordisk A/S Class B	788,479	46,513,320
Novozymes A/S Class B	99,821	5,242,651
Pandora A/S	48,002	5,430,259

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Rockwool International A/S Class B	3,115	$467,235
Royal Unibrew A/S	19,302	633,916
Schouw & Co.	6,182	337,772
SimCorp A/S	19,565	838,680
Solar A/S Class B	3,915	215,067
Spar Nord Bank A/S	45,006	533,124
Sydbank A/S	31,293	1,190,362
TDC A/S	333,249	2,528,894
Topdanmark A/Sa	35,195	977,646
Tryg A/S	50,419	1,022,035
Vestas Wind Systems A/S	93,518	5,135,940
William Demant Holding A/Sa	10,659	816,760

		111,831,586
FINLAND — 0.90%
Amer Sports OYJ	48,878	1,431,616
Cargotec OYJ Class B	15,897	555,016
Caverion Corp.	44,591	455,714
Citycon OYJ	144,191	384,573
Cramo OYJ	17,109	346,868
Elisa OYJ	57,284	1,941,112
Fortum OYJ	186,636	3,299,277
Huhtamaki OYJ	37,048	1,322,938
Kemira OYJ	40,950	531,613
Kesko OYJ Class B	25,925	1,013,684
Kone OYJ Class B	130,547	5,504,003
Konecranes OYJ[b]	22,026	685,529
Metsa Board OYJ	83,287	597,208
Metso OYJ	46,954	1,297,447
Neste OYJ	54,483	1,523,550
Nokia OYJ	1,524,039	10,827,059
Nokian Renkaat OYJ[b]	46,774	1,413,917
Oriola-KD OYJ Class Ba	60,650	297,521
Orion OYJ Class B	40,824	1,715,321
Outokumpu OYJ[a,b]	119,743	557,240
Outotec OYJ[b]	70,421	473,441
PKC Group OYJ	12,010	264,324
Ramirent OYJ	31,283	248,508
Sampo OYJ Class A	184,169	9,156,563
Sanoma OYJ[b]	35,341	130,025
Sponda OYJ	97,425	389,657
Stockmann OYJ Abp Class Ba	17,823	131,442
Stora Enso OYJ Class R	228,567	2,160,414
Technopolis OYJ	45,971	189,959
Tieto OYJ	22,292	573,863

Security	Shares	Value
UPM-Kymmene OYJ	220,129	$4,085,921
Uponor OYJ	24,953	397,825
Valmet OYJ	49,411	587,407
Wartsila OYJ Abp	60,600	2,800,013
YIT OYJ[b]	45,938	277,628

		57,568,196
FRANCE — 9.06%
AB Science SAa	7,841	132,026
ABC Arbitrage	62,226	332,752
Accor SA	87,464	4,317,152
Aeroports de Paris	11,656	1,406,292
Air France-KLM[a,b]	60,963	438,818
Air Liquide SA	142,759	18,698,574
Airbus Group SE	244,865	17,476,830
Albioma SA	14,921	248,931
Alcatel-Lucent[a]	1,170,271	4,443,953
Alstom SAa	89,632	2,650,041
Alten SA	11,915	603,978
Altran Technologies SA	64,169	762,144
ANF Immobilier	4,327	107,805
APERAM SAa	20,156	748,139
ArcelorMittal	410,878	3,749,699
Arkema SA	27,312	2,141,869
Assystem	7,781	154,485
Atos	35,296	2,703,258
AXA SA	807,597	21,414,571
Belvedere SAa	13,376	310,200
BNP Paribas SA	437,940	28,697,626
Boiron SA	3,435	383,311
Bollore SA	358,031	1,993,676
Bonduelle SCA	5,642	162,758
BOURBON SAb	8,517	133,152
Bouygues SA	81,931	3,024,776
Bureau Veritas SA	110,432	2,595,780
Cap Gemini SA	64,382	6,192,082
Carrefour SA	227,779	7,865,686
Casino Guichard Perrachon SA	21,732	1,623,357
CGG SAa,b	69,242	349,232
Christian Dior SE	22,848	4,764,733
Cie. de Saint-Gobain	195,733	9,334,676
Cie. Generale des Etablissements Michelin Class B	76,932	7,581,852
CNP Assurances	62,625	1,059,664
Coface SAa	44,782	444,307

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Credit Agricole SA	426,582	$6,760,931
Danone SA	239,120	16,297,992
Dassault Systemes	54,018	4,104,318
DBV Technologies SAa	6,643	581,584
Derichebourg SAa	57,314	204,725
Edenred	84,806	2,128,349
Eiffage SA	17,470	1,057,542
Electricite de France SA	102,876	2,465,341
Elior[c]	29,412	582,163
Elis SA	26,116	434,545
Engie	606,239	11,711,511
Eramet[a,b]	1,822	120,782
Essilor International SA	85,754	11,047,306
Esso SA Francaise[a]	2,179	153,500
Etablissements Maurel et Prom[a,b]	36,113	233,053
Euler Hermes Group	5,707	599,011
Eurazeo SA	17,818	1,164,834
Eurofins Scientific SE	3,927	1,297,502
Eutelsat Communications SA	67,316	2,063,881
Faiveley Transport SA	3,819	402,322
Faurecia	26,839	1,036,820
FFP	3,502	277,266
Fonciere des Regions	11,218	974,681
GameLoft SEa,b	47,036	225,020
Gaztransport Et Technigaz SA	10,290	631,543
Gecina SA	13,567	1,748,526
Genfit[a,b]	8,974	361,845
GL Events	7,558	171,769
Groupe Eurotunnel SE Registered	198,605	2,871,226
Groupe Fnac[a]	5,127	311,721
Havas SA	70,471	609,643
Hermes International	10,985	4,301,882
ICADE	13,059	974,195
Iliad SA	10,903	2,602,578
Imerys SA	13,911	1,054,660
Ingenico Group	22,513	2,968,652
Ipsen SA	15,623	1,010,118
IPSOS	14,923	376,414
JCDecaux SA	30,757	1,184,438
Kering	31,039	6,021,930
Klepierre	70,249	3,216,738
Korian SA	15,777	565,992
L’Oreal SA	104,200	19,611,612
Lagardere SCA	48,778	1,466,681

Security	Shares	Value
Legrand SA	109,897	$6,805,576
LISI	8,430	229,122
LVMH Moet Hennessy Louis Vuitton SE	116,021	21,881,322
Mercialys SA	21,165	485,455
Mersen	7,379	175,364
Metropole Television SA	24,864	505,741
Montupet	3,238	251,499
MPI	42,419	123,259
Natixis SA	384,495	2,842,400
Naturex[b]	3,129	248,910
Neopost SA	14,107	570,530
Nexans SAa	12,686	519,157
Nexity SA	12,289	545,137
Numericable-SFR SAS[a]	41,143	2,256,706
Orange SA	767,230	12,660,016
Orpea	16,005	1,215,892
Parrot SAa	6,675	305,467
Pernod Ricard SA	87,464	10,538,006
Peugeot SAa	179,496	3,618,279
Plastic Omnium SA	26,582	752,731
Publicis Groupe SA	78,763	5,999,250
Rallye SA	10,548	312,384
Remy Cointreau SA	10,671	763,865
Renault SA	79,488	7,357,756
Rexel SA	115,920	1,838,506
Rubis SCA	16,899	1,222,568
Safran SA	121,024	9,207,505
Saft Groupe SA	12,930	531,000
Sanofi	491,583	53,210,017
Sartorius Stedim Biotech	1,592	499,534
Schneider Electric SE	229,538	16,126,750
SCOR SE	62,960	2,429,083
SEB SA	9,104	923,979
SES SA	135,450	4,214,948
Societe BIC SA	12,214	2,104,489
Societe Generale SA	298,905	14,794,988
Societe Television Francaise 1	53,316	923,649
Sodexo SA	37,496	3,515,535
Solocal Group[a,b]	565,839	256,319
Sopra Steria Group	6,718	645,747
Stallergenes SA	2,658	168,742
STMicroelectronics NV	269,400	2,117,161
Suez Environnement Co.	129,467	2,496,792
Technicolor SA Registered	124,512	990,621

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Technip SA	41,897	$2,398,743
Teleperformance	24,466	1,827,314
Thales SA	41,688	2,838,616
Total SA	887,171	44,182,116
UBISOFT Entertainment[a]	44,026	860,479
Unibail-Rodamco SE	40,389	10,812,346
Valeo SA	32,874	4,412,983
Vallourec SA	46,717	772,423
Veolia Environnement SA	188,276	4,227,941
Vicat	7,409	555,000
Vilmorin & Cie SA	2,351	196,527
Vinci SA	195,271	12,599,521
Virbac SA	1,806	430,998
Vivendi SA	476,177	12,592,306
Wendel SA	12,674	1,697,848
Zodiac Aerospace	83,435	2,502,773

		579,125,018
GERMANY — 7.96%
Aareal Bank AG	24,472	1,005,134
adidas AG	86,516	7,118,381
AIXTRON SEa,b	52,412	312,758
Allianz SE Registered	189,258	31,177,072
alstria office REIT-AG	41,897	582,096
Aurelius AG	10,921	530,907
Aurubis AG	14,058	846,027
Axel Springer SE	18,102	1,019,200
BASF SE	380,197	32,995,773
Bauer AG	11,564	221,736
Bayer AG Registered	343,358	50,947,939
Bayerische Motoren Werke AG	137,638	13,883,935
BayWa AGb	6,703	250,724
Bechtle AG	6,751	577,613
Beiersdorf AG	40,531	3,484,833
Bertrandt AG	2,502	313,752
Bijou Brigitte AG	2,564	148,894
Bilfinger SEb	14,331	593,839
Borussia Dortmund GmbH & Co. KGaA	54,930	248,402
Brenntag AG	63,145	3,532,241
CANCOM SE	9,172	356,402
Carl Zeiss Meditec AG Bearer	14,509	410,776
Cewe Stiftung & Co. KGAA	4,028	235,690
comdirect bank AG	14,336	159,500
Commerzbank AGa	439,238	5,719,169
CompuGroup Medical AG	10,630	337,715

Security	Shares	Value
Continental AG	45,732	$10,284,774
CTS Eventim AG & Co. KGaA	19,574	742,108
Daimler AG Registered	399,023	35,881,651
Deutsche Annington Immobilien SE	186,808	5,861,614
Deutsche Bank AG Registered	571,386	20,214,098
Deutsche Beteiligungs AG	13,234	429,363
Deutsche Boerse AG	82,694	7,549,448
Deutsche Euroshop AG	18,472	829,005
Deutsche Lufthansa AG Registered[a]	95,117	1,297,862
Deutsche Post AG Registered	401,021	12,193,236
Deutsche Telekom AG Registered	1,315,813	23,914,621
Deutsche Wohnen AG Bearer	139,805	3,476,203
DEUTZ AG	47,714	280,928
Dialog Semiconductor PLC[a]	28,854	1,444,772
DIC Asset AG	24,151	212,479
DMG Mori AG	17,537	645,213
Draegerwerk AG & Co. KGaA	1,156	94,718
Drillisch AG	21,202	901,630
Duerr AG	11,243	931,637
E.ON SE	831,292	11,030,623
ElringKlinger AGb	13,760	333,700
Evonik Industries AG	57,962	2,333,273
Evotec AGa,b	62,853	239,023
Fraport AG Frankfurt Airport Services Worldwide[b]	15,741	1,039,835
Freenet AG	53,488	1,848,235
Fresenius Medical Care AG & Co. KGaA	90,990	7,472,419
Fresenius SE & Co. KGaA	158,705	11,016,943
GEA Group AG	75,454	3,213,735
Gerresheimer AG	13,280	981,731
Gerry Weber International AGb	14,102	349,473
Gesco AG	2,769	216,937
Grammer AG	7,853	221,074
Grand City Properties SA	34,347	597,875
Hamborner REIT AG	48,029	462,301
Hamburger Hafen und Logistik AG	10,686	206,672
Hannover Rueck SE	24,773	2,643,439
HeidelbergCement AG	57,623	4,421,520
Heidelberger Druckmaschinen AGa,b	133,904	343,378

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Henkel AG & Co. KGaA	41,748	$4,240,298
HUGO BOSS AG	27,590	3,347,014
Indus Holding AG	10,824	536,596
Infineon Technologies AG	471,112	5,311,786
Jenoptik AG	24,038	316,310
K+S AG Registered	79,284	3,272,622
Kabel Deutschland Holding AGa	8,921	1,217,262
KION Group AG	26,371	1,210,455
Kloeckner & Co. SEb	47,489	448,184
Kontron AGa	41,478	163,740
Krones AG	6,514	756,044
KUKA AGb	10,923	942,050
KWS Saat SE	734	240,166
Lanxess AG	37,490	2,175,837
LEG Immobilien AG	23,368	1,709,419
LEONI AG	14,214	905,669
Linde AG	76,565	14,558,432
MAN SE	12,667	1,328,698
Merck KGaA	54,222	5,548,604
METRO AG	66,141	2,100,932
MLP AG	51,702	238,774
MorphoSys AGa,b	10,310	838,036
MTU Aero Engines AG	21,594	1,996,449
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	70,854	13,096,756
Nemetschek AG	10,936	407,004
Nordex SEa	29,556	843,967
NORMA Group SE	13,833	673,386
Osram Licht AG	37,222	2,131,906
PATRIZIA Immobilien AGa	13,689	369,033
Pfeiffer Vacuum Technology AG	4,791	441,782
ProSiebenSat.1 Media SE Registered	91,876	4,725,254
QIAGEN NVa	90,220	2,544,322
Rational AG	1,367	537,300
Rheinmetall AG	16,943	928,018
RHOEN-KLINIKUM AG	21,578	603,402
RTL Group SAa	16,053	1,469,264
RWE AG	205,792	4,308,649
SAF-Holland SA	25,209	384,221
Salzgitter AG	16,165	580,715
SAP SE	407,373	29,372,624
SGL Carbon SEa,b	20,777	359,712
Siemens AG Registered	327,690	35,277,995

Security	Shares	Value
Sixt SE	6,471	$273,968
Software AG	25,619	771,174
STADA Arzneimittel AG	25,477	986,175
STRATEC Biomedical AG	3,418	191,462
Stroeer SE	10,971	546,611
Suedzucker AG	33,232	551,664
Symrise AG	52,088	3,483,468
TAG Immobilien AGb	46,085	523,936
Takkt AG	15,123	290,981
Telefonica Deutschland Holding AG	235,507	1,471,431
ThyssenKrupp AG	152,096	3,879,280
TLG Immobilien AG	23,548	423,947
Tom Tailor Holding AGa	15,680	157,631
United Internet AG Registered[d]	53,082	2,641,197
Volkswagen AG	13,836	2,813,519
Vossloh AGa	4,965	317,725
Wacker Chemie AG	6,516	657,287
Wacker Neuson SE	13,738	277,993
Wincor Nixdorf AG	14,024	599,634
Wirecard AG	50,749	2,024,129

		508,509,953
HONG KONG — 3.07%
AIA Group Ltd.	5,049,200	32,891,477
ASM Pacific Technology Ltd.	104,000	941,759
Bank of East Asia Ltd. (The)	512,000	2,073,810
BOC Hong Kong Holdings Ltd.	1,553,000	6,260,239
Brightoil Petroleum Holdings Ltd.[a],b	1,292,000	473,315
Cafe de Coral Holdings Ltd.	158,000	554,364
Cathay Pacific Airways Ltd.	482,000	1,140,291
Champion REIT	989,000	548,573
Cheung Kong Infrastructure Holdings Ltd.	282,000	2,453,582
Cheung Kong Property Holdings Ltd.[a]	1,122,516	9,353,938
China LNG Group Ltd.[b]	1,405,000	231,983
China Public Procurement Ltd.[a],b	4,516,000	94,953
China Smarter Energy Group Holdings Ltd.[a],b	1,860,000	273,519
Chow Sang Sang Holdings International Ltd.[b]	132,000	256,089
Citic Telecom International Holdings Ltd.[b]	695,000	318,260
CK Hutchison Holdings Ltd.	1,121,516	16,651,380

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
CK Life Sciences International Holdings Inc.[b]	2,670,000	$265,199
CLP Holdings Ltd.	805,500	6,842,121
Dah Sing Banking Group Ltd.	215,600	456,658
Dah Sing Financial Holdings Ltd.	72,400	473,029
Emperor International Holdings Ltd.[b]	670,000	141,739
Emperor Watch & Jewellery Ltd.[b]	3,670,000	134,921
Esprit Holdings Ltd.[b]	849,800	815,566
Far East Consortium International Ltd./HK	561,000	261,240
FIH Mobile Ltd.	1,231,000	643,106
First Pacific Co. Ltd./Hong Kong	1,062,250	850,918
G-Resources Group Ltd.	11,414,400	332,760
Galaxy Entertainment Group Ltd.	982,000	4,522,193
Giordano International Ltd.	632,000	320,390
Global Brands Group Holding Ltd.[a],b	2,502,000	555,118
Great Eagle Holdings Ltd.	89,000	309,973
Guotai Junan International Holdings Ltd.[b]	987,000	343,756
Haier Healthwise Holdings Ltd.[a],b	1,754,000	147,066
Haitong International Securities Group Ltd.[b]	538,000	297,027
Hang Lung Properties Ltd.	930,000	2,657,211
Hang Seng Bank Ltd.	333,800	6,841,946
Henderson Land Development Co. Ltd.	477,480	3,153,513
HKT Trust & HKT Ltd.	1,151,200	1,401,820
Hong Kong & China Gas Co. Ltd.	2,991,449	6,104,604
Hong Kong Exchanges and Clearing Ltd.	460,600	12,488,954
Hopewell Holdings Ltd.	216,000	743,934
Hsin Chong Construction Group Ltd.[b]	1,820,000	213,640
Hutchison Telecommunications Hong Kong Holdings Ltd.[b]	666,000	292,094
Hybrid Kinetic Group Ltd.[a],b	5,948,000	249,358
Hysan Development Co. Ltd.	262,000	1,122,041
Johnson Electric Holdings Ltd.	156,750	531,781
K Wah International Holdings Ltd.[b]	578,000	318,365
Kerry Logistics Network Ltd.[b]	281,000	435,693
Kerry Properties Ltd.	263,000	982,141
Kowloon Development Co. Ltd.	160,000	202,263

Security	Shares	Value
Lai Sun Development Co. Ltd.	8,114,000	$176,885
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	668,500	285,429
Li & Fung Ltd.	2,450,000	1,896,211
Link REIT (The)	954,000	5,611,548
Luk Fook Holdings International Ltd.[b]	146,000	410,562
Macau Legend Development Ltd.[a],b	929,750	251,857
Man Wah Holdings Ltd.	334,400	301,086
Melco International Development Ltd.[b]	370,000	634,779
MGM China Holdings Ltd.	415,600	882,419
Midland Holdings Ltd.[a],b	494,000	219,207
MTR Corp. Ltd.	642,500	2,863,457
New World Development Co. Ltd.	2,265,000	2,737,646
Newocean Energy Holdings Ltd.[b]	482,000	215,126
NWS Holdings Ltd.	644,166	968,871
Orient Overseas International Ltd.[b]	94,500	466,874
Pacific Basin Shipping Ltd.[b]	889,000	306,184
Pacific Textiles Holdings Ltd.	333,000	528,346
PCCW Ltd.	1,811,000	1,083,942
Power Assets Holdings Ltd.	600,000	5,653,806
Prosperity REIT[b]	1,177,000	443,332
Regal Hotels International Holdings Ltd.	144,000	83,217
Regal REIT[b]	633,000	178,004
Sa Sa International Holdings Ltd.[b]	532,000	238,814
Sands China Ltd.	1,014,400	4,488,206
Shangri-La Asia Ltd.	490,000	632,070
Shun Tak Holdings Ltd.	700,000	384,660
Singamas Container Holdings Ltd.	1,358,000	220,719
Sino Land Co. Ltd.	1,258,000	1,953,784
SITC International Holdings Co. Ltd.[b]	488,000	279,494
SJM Holdings Ltd.[b]	860,000	998,413
SmarTone Telecommunications Holdings Ltd.[b]	189,000	386,665
SOCAM Development Ltd.[a],b	234,000	162,091
SPT Energy Group Inc.[a],b	618,000	77,327
Sun Hung Kai Properties Ltd.	704,000	10,815,680

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Suncorp Technologies Ltd.[a],b	2,810,000	$139,552
Sunlight REIT[b]	776,000	395,392
Swire Pacific Ltd. Class A	239,000	3,062,917
Swire Properties Ltd.	506,600	1,630,441
Techtronic Industries Co. Ltd.	582,500	2,055,051
Television Broadcasts Ltd.	27,900	147,556
Texwinca Holdings Ltd.	342,000	413,808
Town Health International Medical Group Ltd.[b]	1,546,000	350,987
Truly International Holdings Ltd.	674,000	226,049
United Laboratories International Holdings Ltd. (The)[a],b	248,000	149,716
Value Partners Group Ltd.	346,000	403,473
VTech Holdings Ltd.[b]	67,400	838,990
WH Group Ltd.[a,c]	2,456,000	1,574,542
Wharf Holdings Ltd. (The)	561,000	3,560,389
Wheelock & Co. Ltd.	372,000	1,926,628
Wynn Macau Ltd.	653,600	1,350,654
Xinyi Glass Holdings Ltd.[b]	848,000	445,205
Yue Yuen Industrial Holdings Ltd.	314,500	1,022,329

		196,500,060
IRELAND — 0.47%
Aer Lingus Group PLC	87,448	241,542
Bank of Ireland[a]	11,427,034	4,835,437
C&C Group PLC	137,321	538,300
CRH PLC	337,319	10,030,870
Glanbia PLC	73,539	1,545,367
Hibernia REIT PLC	291,402	423,372
Irish Continental Group PLC	82,781	400,597
Kerry Group PLC Class A	65,427	4,998,649
Kingspan Group PLC	62,837	1,594,356
Origin Enterprises PLC[a]	35,383	297,810
Paddy Power PLC	16,242	1,457,850
Ryanair Holdings PLC ADR	13,114	971,879
Smurfit Kappa Group PLC	96,522	2,922,001

		30,258,030
ISRAEL — 0.72%
Alony Hetz Properties & Investments Ltd.	41,443	324,225
Azrieli Group	14,924	620,058
Bank Hapoalim BM	471,396	2,623,493
Bank Leumi le-Israel BMa	569,207	2,484,379
Bezeq The Israeli Telecommunication Corp. Ltd.	840,423	1,553,209
Cellcom Israel Ltd.[a]	40,035	248,866

Security	Shares	Value
Clal Insurance Enterprises Holdings Ltd.[a]	11,990	$209,806
Delek Automotive Systems Ltd.	14,052	156,820
Delek Group Ltd.	2,071	613,430
Elbit Systems Ltd.	10,830	895,895
EZchip Semiconductor Ltd.[a]	14,122	231,131
First International Bank of Israel Ltd.	22,530	323,614
Frutarom Industries Ltd.	18,144	766,373
Gazit-Globe Ltd.	38,316	452,339
Harel Insurance Investments & Financial Services Ltd.	59,723	296,049
Israel Chemicals Ltd.	197,637	1,369,260
Israel Corp. Ltd. (The)	1,093	386,173
Israel Discount Bank Ltd. Class Aa	396,452	800,624
Ituran Location and Control Ltd.	12,144	311,282
Melisron Ltd.	6,039	219,302
Migdal Insurance & Financial Holding Ltd.	240,018	284,883
Mizrahi Tefahot Bank Ltd.	61,517	789,482
NICE-Systems Ltd.	25,435	1,587,175
Nitsba Holdings 1995 Ltd.[a]	18,116	340,534
Oil Refineries Ltd.[a]	617,751	256,825
Osem Investments Ltd.	16,399	347,640
Partner Communications Co. Ltd.[a]	71,356	307,083
Paz Oil Co. Ltd.	2,157	345,810
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	5,261	251,565
Shikun & Binui Ltd.	101,030	237,039
Shufersal Ltd.[a],b	102,413	281,038
Strauss Group Ltd.[a],b	17,447	275,817
Teva Pharmaceutical Industries Ltd.	358,046	25,167,418
Tower Semiconductor Ltd.[a]	26,900	366,805

		45,725,442
ITALY — 2.59%
A2A SpA	676,889	869,014
ACEA SpA	34,587	458,179
Amplifon SpA	54,655	460,440
Anima Holding SpA[c]	91,872	949,070
Ansaldo STS SpA	57,950	603,126
Assicurazioni Generali SpA	484,312	9,594,204
Astaldi SpA	28,781	278,557

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
ASTM SpA	18,870	$256,437
Atlantia SpA	176,294	4,737,013
Autogrill SpA[a]	63,808	579,143
Azimut Holding SpA	33,116	832,748
Banca Carige SpA[a]	274,333	526,479
Banca Generali SpA	28,367	938,985
Banca Monte dei Paschi di Siena SpA[a]	1,050,529	2,096,183
Banca Popolare dell’Emilia Romagna SC	206,318	1,829,303
Banca Popolare di Milano Scarl	1,726,214	1,880,507
Banca Popolare di Sondrio Scarl	201,712	1,033,186
Banco Popolare SCa	92,627	1,615,932
Beni Stabili SpA SIIQ	579,609	461,074
Brembo SpA	13,829	627,813
Buzzi Unicem SpA[b]	42,505	730,254
Cerved Information Solutions SpA	66,903	542,557
CIR-Compagnie Industriali Riunite SpA[a]	195,217	208,784
CNH Industrial NV	397,880	3,582,722
Credito Emiliano SpA	40,299	341,947
Credito Valtellinese SCa	490,387	703,804
Danieli & C Officine Meccaniche SpA	6,301	133,246
Danieli & C Officine Meccaniche SpA RSP	17,243	273,762
Davide Campari-Milano SpA	133,119	1,071,453
De’ Longhi	23,284	571,360
DiaSorin SpA	10,843	500,759
Ei Towers SpA	8,489	548,207
Enel Green Power SpA	814,974	1,702,702
Enel SpA	2,989,136	14,154,720
Eni SpA	1,058,784	18,669,973
ERG SpA	26,397	343,561
EXOR SpA	44,754	2,267,615
FinecoBank Banca Fineco SpA	106,900	857,468
Finmeccanica SpA[a]	151,188	2,191,566
Geox SpA[a]	53,507	218,734
Hera SpA	354,441	899,907
Industria Macchine Automatiche SpA	7,575	395,028
Interpump Group SpA	36,168	618,185
Intesa Sanpaolo SpA	5,258,285	20,345,281
Intesa Sanpaolo SpA RSP	386,863	1,300,229

Security	Shares	Value
Iren SpA	314,537	$461,154
Italcementi SpA	86,190	957,984
Luxottica Group SpA	71,900	5,246,929
MARR SpA	19,976	372,108
Mediaset SpA	339,010	1,728,198
Mediobanca SpA	253,547	2,777,504
Mediolanum SpA	106,113	854,086
Moncler SpA	50,911	1,040,607
Piaggio & C SpA[b]	93,385	299,418
Pirelli & C. SpA	111,251	1,856,027
Prysmian SpA	86,573	1,998,133
Recordati SpA	42,531	1,066,212
Safilo Group SpA[a,b]	5,840	74,524
Saipem SpA[a],b	112,248	984,697
Salini Impregilo SpA	101,314	486,701
Salvatore Ferragamo SpA	22,671	720,883
Saras SpA[a]	100,048	227,266
Snam SpA	927,505	4,590,899
Societa Cattolica di Assicurazioni Scrl	67,376	556,070
Societa Iniziative Autostradali e Servizi SpA	32,335	381,904
Sorin SpA[a]	187,709	545,022
Telecom Italia SpA[a]	4,314,813	5,744,503
Telecom Italia SpA RSP	2,438,530	2,546,029
Tenaris SA	199,027	2,526,594
Terna Rete Elettrica Nazionale SpA	669,736	3,141,862
Tod’s SpA[b]	5,963	606,116
Trevi Finanziaria Industriale SpA	90,040	168,023
UniCredit SpA	1,984,542	13,232,473
Unione di Banche Italiane SpA	374,026	3,053,864
Unipol Gruppo Finanziario SpA	189,229	1,021,096
UnipolSai SpA	374,555	979,943
World Duty Free SpA[a]	58,957	662,460
Yoox SpA[a]	23,880	811,566

		165,522,072
JAPAN — 23.40%
77 Bank Ltd. (The)	143,000	931,442
ABC-Mart Inc.	11,600	697,526
Accordia Golf Co. Ltd.	28,300	298,772
Acom Co. Ltd.[a]	170,000	808,184
Activia Properties Inc.	106	891,497
Adastria Co. Ltd.	6,820	329,729
ADEKA Corp.	37,800	488,765

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Aderans Co. Ltd.	21,100	$170,987
Advance Residence Investment Corp.	535	1,168,066
Advantest Corp.	63,800	558,723
Aeon Co. Ltd.	271,400	4,154,406
Aeon Delight Co. Ltd.	10,500	341,539
AEON Financial Service Co. Ltd.	43,200	1,126,244
Aeon Mall Co. Ltd.	49,100	922,990
AEON REIT Investment Corp.	420	505,105
Ai Holdings Corp.	19,200	311,180
Aica Kogyo Co. Ltd.	24,600	548,608
Aichi Steel Corp.	45,000	197,223
Aida Engineering Ltd.	31,000	297,252
Aiful Corp.[a],b	145,900	502,839
Ain Pharmaciez Inc.	9,200	437,370
Air Water Inc.	67,000	1,163,760
Aisin Seiki Co. Ltd.	80,000	3,247,912
Ajinomoto Co. Inc.	236,000	5,432,600
Akebono Brake Industry Co. Ltd.[b]	65,100	195,991
Alfresa Holdings Corp.	70,100	1,176,302
Alpine Electronics Inc.	19,600	323,516
Alps Electric Co. Ltd.	72,700	2,297,272
Amada Holdings Co. Ltd.	145,900	1,430,796
Amano Corp.	27,400	381,935
ANA Holdings Inc.	472,000	1,504,823
Anritsu Corp.	62,000	444,376
AOKI Holdings Inc.	20,400	263,778
Aoyama Trading Co. Ltd.	20,600	818,879
Aozora Bank Ltd.	474,000	1,821,090
Arcs Co. Ltd.	14,800	324,562
Ariake Japan Co. Ltd.	8,800	381,420
Asahi Diamond Industrial Co. Ltd.	27,700	265,609
Asahi Glass Co. Ltd.	389,000	2,282,602
Asahi Group Holdings Ltd.	161,100	5,405,325
Asahi Holdings Inc.	14,700	222,704
Asahi Intecc Co. Ltd.	21,800	730,215
Asahi Kasei Corp.	530,000	4,030,558
Asatsu-DK Inc.	16,900	380,299
ASICS Corp.	67,900	1,953,779
ASKUL Corp.[b]	9,800	357,529
Astellas Pharma Inc.	892,900	13,455,299
Atom Corp.	28,500	204,960
Autobacs Seven Co. Ltd.	27,000	490,335
Avex Group Holdings Inc.	17,600	296,044
Awa Bank Ltd. (The)	84,000	529,513

Security	Shares	Value
Azbil Corp.	28,000	$666,242
Bandai Namco Holdings Inc.	74,600	1,655,235
Bando Chemical Industries Ltd.	58,000	245,304
Bank of Iwate Ltd. (The)	6,100	270,301
Bank of Kyoto Ltd. (The)	141,000	1,664,982
Bank of Nagoya Ltd. (The)	72,000	281,852
Bank of Saga Ltd. (The)	75,000	178,579
Bank of the Ryukyus Ltd.	19,700	293,047
Bank of Yokohama Ltd. (The)	464,000	2,951,893
Benesse Holdings Inc.	27,200	734,364
BIC Camera Inc.[b]	36,600	415,644
BML Inc.	6,300	196,279
Bridgestone Corp.	270,600	10,217,255
Broadleaf Co. Ltd.[b]	18,800	180,117
Brother Industries Ltd.	96,700	1,337,776
Calbee Inc.	32,100	1,432,770
Calsonic Kansei Corp.	63,000	460,697
Canon Electronics Inc.	10,900	205,076
Canon Inc.	442,800	14,195,905
Canon Marketing Japan Inc.	19,000	300,730
Capcom Co. Ltd.	21,700	475,002
Casio Computer Co. Ltd.[b]	84,400	1,684,662
Cawachi Ltd.	11,700	187,170
Central Glass Co. Ltd.	89,000	374,979
Central Japan Railway Co.	60,000	10,518,584
Century Tokyo Leasing Corp.	17,000	576,981
Chiba Bank Ltd. (The)	290,000	2,314,944
Chiyoda Co. Ltd.	13,300	353,715
Chiyoda Corp.	66,000	532,709
Chofu Seisakusho Co. Ltd.	6,400	141,384
Chubu Electric Power Co. Inc.	273,300	4,643,420
Chugai Pharmaceutical Co. Ltd.	93,800	3,414,488
Chugoku Bank Ltd. (The)	66,300	1,037,083
Chugoku Electric Power Co. Inc. (The)	125,800	1,883,522
Citizen Holdings Co. Ltd.	115,300	770,559
CKD Corp.	31,000	307,761
Coca-Cola East Japan Co. Ltd.	25,100	462,515
Coca-Cola West Co. Ltd.	28,200	568,803
Cocokara fine Inc.	8,500	319,020
COLOPL Inc.[b]	22,500	437,669
Colowide Co. Ltd.	27,000	422,777
Comforia Residential REIT Inc.	225	433,492
COMSYS Holdings Corp.	42,700	648,280
COOKPAD Inc.[b]	24,000	496,098

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Cosel Co. Ltd.	17,300	$202,470
Cosmo Oil Co. Ltd.[a]	237,000	384,495
Cosmos Pharmaceutical Corp.[b]	4,000	514,952
CREATE SD HOLDINGS Co. Ltd.	5,000	304,290
Credit Saison Co. Ltd.	60,000	1,329,836
CyberAgent Inc.	20,300	874,951
Dai Nippon Printing Co. Ltd.	223,000	2,478,478
Dai-ichi Life Insurance Co. Ltd. (The)	449,800	9,156,105
Daibiru Corp.	22,900	209,232
Daicel Corp.	126,000	1,710,578
Daido Steel Co. Ltd.	126,000	477,985
Daifuku Co. Ltd.	36,400	526,778
Daihatsu Motor Co. Ltd.	77,500	1,102,183
Daihen Corp.	53,000	247,258
Daiichi Sankyo Co. Ltd.	264,100	5,412,243
Daiichikosho Co. Ltd.	19,500	767,283
Daikin Industries Ltd.	97,600	6,317,866
Daikyo Inc.	156,000	264,417
Daio Paper Corp.	30,000	342,145
Daiseki Co. Ltd.	18,400	353,164
Daishi Bank Ltd. (The)	125,000	539,772
Daito Trust Construction Co. Ltd.	30,300	3,202,538
Daiwa House Industry Co. Ltd.	246,600	6,145,345
Daiwa House REIT Investment Corp.	139	548,618
Daiwa House Residential Investment Corp.	301	635,308
Daiwa Office Investment Corp.	128	632,277
Daiwa Securities Group Inc.	672,000	5,227,058
Daiwabo Holdings Co. Ltd.	152,000	287,082
DCM Holdings Co. Ltd.	41,100	374,858
Dena Co. Ltd.	46,400	923,169
Denki Kagaku Kogyo KK	186,000	774,656
Denso Corp.	201,300	9,992,292
Dentsu Inc.	90,300	5,123,766
DIC Corp.	348,000	820,178
Digital Garage Inc.	18,000	258,170
DISCO Corp.	11,600	897,889
DMG Mori Co. Ltd.	45,500	702,175
Don Quijote Holdings Co. Ltd.	49,600	2,117,793
Doshisha Co. Ltd.	13,200	245,046
Doutor Nichires Holdings Co. Ltd.	15,300	246,489
Dowa Holdings Co. Ltd.	106,000	1,007,853

Security	Shares	Value
Dr. Ci:Labo Co. Ltd.	12,000	$220,154
DTS Corp.	13,500	301,828
Duskin Co. Ltd.	23,100	438,340
Earth Chemical Co. Ltd.	7,700	297,696
East Japan Railway Co.	139,100	13,753,380
Ebara Corp.	192,000	872,481
EDION Corp.[b]	32,400	214,178
Eighteenth Bank Ltd. (The)	80,000	236,975
Eisai Co. Ltd.	105,000	6,860,446
Eizo Corp.	10,400	237,136
Electric Power Development Co. Ltd.	61,100	2,113,189
Enplas Corp.	5,800	234,069
EPS Holdings Inc.	15,400	187,070
Euglena Co. Ltd.[a],b	28,000	398,886
Exedy Corp.	13,400	331,498
Ezaki Glico Co. Ltd.	17,200	944,025
FamilyMart Co. Ltd.	24,000	1,162,275
Fancl Corp.	17,700	273,868
FANUC Corp.	84,600	14,121,054
Fast Retailing Co. Ltd.	22,200	10,996,521
FCC Co. Ltd.	17,500	275,435
Fields Corp.[b]	8,300	133,984
Foster Electric Co. Ltd.	11,500	236,785
FP Corp.	10,900	351,911
France Bed Holdings Co. Ltd.	191,000	294,451
Frontier Real Estate Investment Corp.	188	819,404
Fuji Co. Ltd./Ehime	10,200	227,883
Fuji Electric Co. Ltd.	236,000	977,182
Fuji Heavy Industries Ltd.	244,600	9,051,947
Fuji Kyuko Co. Ltd.	32,000	320,013
Fuji Machine Manufacturing Co. Ltd.	29,900	285,256
Fuji Oil Co. Ltd./Osaka	24,100	404,406
Fuji Seal International Inc.	9,900	306,441
Fuji Soft Inc.	12,000	251,148
FUJIFILM Holdings Corp.	192,100	7,627,717
Fujikura Ltd.	116,000	615,134
Fujimi Inc.	11,800	161,626
Fujitec Co. Ltd.	32,600	338,117
Fujitsu Ltd.	777,000	4,080,199
Fujiya Co. Ltd.[a]	150,000	233,666
Fukuoka Financial Group Inc.	319,000	1,642,697
Fukuoka REIT Corp.	319	536,838

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Fukuyama Transporting Co. Ltd.	50,000	$257,073
Funai Electric Co. Ltd.	11,300	125,865
Furukawa Co. Ltd.	156,000	304,710
Furukawa Electric Co. Ltd.	273,000	453,917
Futaba Corp.	14,300	253,463
Fuyo General Lease Co. Ltd.	7,500	314,783
Geo Holdings Corp.	19,000	261,778
Global One Real Estate Investment Corp.	96	325,049
Glory Ltd.	25,100	731,353
GLP J-REIT	898	864,695
GMO Internet Inc.	33,900	566,665
Goldcrest Co. Ltd.	9,000	184,511
Gree Inc.	59,800	351,864
GS Yuasa Corp.	162,000	647,242
GungHo Online Entertainment Inc.	183,100	608,880
Gunma Bank Ltd. (The)	154,000	1,146,035
Gunze Ltd.	95,000	258,404
H2O Retailing Corp.	37,100	776,466
Hachijuni Bank Ltd. (The)	164,000	1,274,725
Hakuhodo DY Holdings Inc.	100,700	1,127,333
Hamamatsu Photonics KK	60,500	1,577,263
Hankyu Hanshin Holdings Inc.	469,000	2,967,803
Hankyu REIT Inc.	319	347,078
Hanwa Co. Ltd.	81,000	352,387
Haseko Corp.	115,400	1,463,283
Hazama Ando Corp.	78,500	416,276
Heiwa Corp.	17,100	375,829
Heiwa Real Estate Co. Ltd.	21,600	312,071
Heiwa Real Estate REIT Inc.	424	312,794
Heiwado Co. Ltd.	14,800	320,620
Hibiya Engineering Ltd.	10,900	143,844
Higashi-Nippon Bank Ltd. (The)	68,000	255,216
Higo Bank Ltd. (The)	76,000	469,882
Hikari Tsushin Inc.	7,800	545,204
Hino Motors Ltd.	111,400	1,444,932
Hirose Electric Co. Ltd.	12,800	1,532,136
Hiroshima Bank Ltd. (The)	212,000	1,243,989
HIS Co. Ltd.	18,300	666,891
Hisamitsu Pharmaceutical Co. Inc.	24,700	899,124
Hitachi Capital Corp.	20,400	554,889
Hitachi Chemical Co. Ltd.	44,200	783,074
Hitachi Construction Machinery Co. Ltd.	43,700	728,363

Security	Shares	Value
Hitachi High-Technologies Corp.	30,600	$715,017
Hitachi Koki Co. Ltd.	21,200	171,968
Hitachi Kokusai Electric Inc.	24,000	324,081
Hitachi Ltd.	2,003,000	13,004,667
Hitachi Maxell Ltd.	19,000	314,379
Hitachi Metals Ltd.	89,000	1,325,356
Hitachi Transport System Ltd.	20,600	371,779
Hitachi Zosen Corp.	65,400	344,697
Hogy Medical Co. Ltd.	6,200	301,756
Hokkaido Electric Power Co. Inc.[a]	77,900	940,622
Hokkoku Bank Ltd. (The)	115,000	419,549
Hokuetsu Bank Ltd. (The)	116,000	234,069
Hokuetsu Kishu Paper Co. Ltd.	61,700	368,522
Hokuhoku Financial Group Inc.	489,000	1,156,439
Hokuriku Electric Power Co.	74,300	1,143,630
Hokuto Corp.	12,800	255,907
Honda Motor Co. Ltd.	674,500	21,664,900
HORIBA Ltd.	15,400	582,961
Hoshizaki Electric Co. Ltd.	17,500	1,045,240
Hosiden Corp.	30,000	184,995
House Foods Group Inc.	23,900	483,614
Hoya Corp.	178,200	7,548,276
Hulic Co. Ltd.	124,800	1,235,963
Hulic Reit Inc.	344	455,076
Hyakugo Bank Ltd. (The)	98,000	468,267
Hyakujushi Bank Ltd. (The)	102,000	343,307
IBIDEN Co. Ltd.	48,000	795,383
IBJ Leasing Co. Ltd.	14,600	343,509
Ichibanya Co. Ltd.	6,600	280,205
Ichigo Inc.[b]	85,200	210,430
Ichigo Real Estate Investment Corp.	539	378,925
Idec Corp./Japan	33,900	291,404
Idemitsu Kosan Co. Ltd.	36,400	670,151
Ihara Chemical Industry Co. Ltd.	16,600	200,709
IHI Corp.	580,000	2,307,922
Iida Group Holdings Co. Ltd.	60,700	1,066,090
Iino Kaiun Kaisha Ltd.	48,600	234,184
Inaba Denki Sangyo Co. Ltd.	10,900	371,706
Inabata & Co. Ltd.	22,600	241,697
Industrial & Infrastructure Fund Investment Corp.	143	637,120
INPEX Corp.	383,100	4,175,928
Internet Initiative Japan Inc.[b]	14,700	281,672
Invincible Investment Corp.	1,096	583,849

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Iriso Electronics Co. Ltd.	4,400	$292,280
Iseki & Co. Ltd.	120,000	219,864
Isetan Mitsukoshi Holdings Ltd.	146,900	2,678,454
Ishihara Sangyo Kaisha Ltd.[a]	215,000	199,564
Isuzu Motors Ltd.	249,100	3,454,165
IT Holdings Corp.	31,200	715,186
Ito EN Ltd.	26,100	607,550
ITOCHU Corp.	655,800	8,050,945
ITOCHU Enex Co. Ltd.	26,100	256,376
ITOCHU Techno-Solutions Corp.	21,400	500,390
Itoham Foods Inc.	48,000	266,161
Iwatani Corp.	72,000	441,083
Iyo Bank Ltd. (The)	98,500	1,254,554
Izumi Co. Ltd.	15,100	705,670
J Front Retailing Co. Ltd.	100,600	1,894,344
J Trust Co. Ltd.	33,500	274,176
J-Oil Mills Inc.	56,000	189,838
Jaccs Co. Ltd.	62,000	298,253
Jafco Co. Ltd.	15,300	749,594
Japan Airlines Co. Ltd.	49,700	1,877,364
Japan Airport Terminal Co. Ltd.	18,300	974,858
Japan Aviation Electronics Industry Ltd.	24,000	535,227
Japan Communications Inc.[a],b	53,300	180,685
Japan Display Inc.[a]	154,100	478,861
Japan Excellent Inc.	527	577,639
Japan Exchange Group Inc.	115,000	4,009,847
Japan Hotel REIT Investment Corp.	1,305	844,756
Japan Logistics Fund Inc.	342	644,554
Japan Petroleum Exploration Co. Ltd.	11,700	366,879
Japan Prime Realty Investment Corp.	353	1,143,948
Japan Pulp & Paper Co. Ltd.	42,000	118,649
Japan Real Estate Investment Corp.	521	2,338,077
Japan Rental Housing Investments Inc.	718	475,788
Japan Retail Fund Investment Corp.	1,020	2,000,565
Japan Securities Finance Co. Ltd.	53,900	319,759
Japan Steel Works Ltd. (The)	150,000	556,923
Japan Tobacco Inc.	456,600	17,739,571

Security	Shares	Value
JFE Holdings Inc.	203,600	$3,821,557
JGC Corp.	89,000	1,522,184
Joyo Bank Ltd. (The)	246,000	1,457,395
JSP Corp.	9,400	158,722
JSR Corp.	78,800	1,312,750
JTEKT Corp.	86,200	1,490,993
Juroku Bank Ltd. (The)	127,000	521,756
JVC Kenwood Corp.	80,100	188,136
JX Holdings Inc.	928,300	3,964,353
K’s Holdings Corp.	19,000	604,988
kabu.com Securities Co. Ltd.	96,600	329,030
Kadokawa Dwango[a]	26,100	311,359
Kagome Co. Ltd.	33,300	549,109
Kagoshima Bank Ltd. (The)	60,000	410,670
Kajima Corp.	355,000	1,765,043
Kakaku.com Inc.	64,100	1,020,778
Kaken Pharmaceutical Co. Ltd.	30,000	1,119,900
Kamigumi Co. Ltd.	96,000	904,250
Kanamoto Co. Ltd.	11,600	281,819
Kaneka Corp.	120,000	866,863
Kanematsu Corp.	195,000	355,704
Kansai Electric Power Co. Inc. (The)[a]	297,400	4,037,506
Kansai Paint Co. Ltd.	99,000	1,613,310
Kansai Urban Banking Corp.	18,400	208,364
Kao Corp.	209,900	10,658,064
Kappa Create Holdings Co. Ltd.[a]	13,700	144,525
Kato Sangyo Co. Ltd.	10,400	240,074
Kato Works Co. Ltd.	36,000	211,243
Kawasaki Heavy Industries Ltd.	594,000	2,608,144
Kawasaki Kisen Kaisha Ltd.	368,000	822,761
KDDI Corp.	727,100	18,489,274
Keihan Electric Railway Co. Ltd.	218,000	1,426,999
Keihin Corp.	22,700	322,650
Keikyu Corp.	198,000	1,631,688
Keio Corp.	244,000	2,034,400
Keisei Electric Railway Co. Ltd.	116,000	1,417,523
Keiyo Bank Ltd. (The)	109,000	550,741
Kenedix Inc.	108,900	426,301
Kenedix Office Investment Corp.	173	801,501
Kenedix Residential Investment Corp.	165	418,177
Kewpie Corp.	42,400	959,942
KEY Coffee Inc.	19,800	344,716
Keyence Corp.	19,100	9,635,175

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Kikkoman Corp.	63,000	$2,206,869
Kinden Corp.	53,000	707,551
Kintetsu Group Holdings Co. Ltd.	762,000	2,718,463
Kintetsu World Express Inc.	8,500	378,022
Kirin Holdings Co. Ltd.	342,300	5,274,230
Kisoji Co. Ltd.	18,000	304,806
Kissei Pharmaceutical Co. Ltd.	12,400	303,757
Kitz Corp.	42,000	192,211
Kiyo Bank Ltd. (The)	31,400	459,741
Koa Corp.	23,000	209,403
Kobayashi Pharmaceutical Co. Ltd.	10,500	824,610
Kobe Steel Ltd.	1,263,000	1,957,270
Koei Tecmo Holdings Co. Ltd.	14,600	288,594
Kohnan Shoji Co. Ltd.	22,100	300,565
Koito Manufacturing Co. Ltd.	43,800	1,723,435
Kokuyo Co. Ltd.	37,200	387,028
Komatsu Ltd.	387,400	7,176,101
Komeri Co. Ltd.	13,400	323,279
Komori Corp.	23,700	264,173
Konami Corp.	40,100	837,635
Konica Minolta Inc.	190,900	2,383,650
Konishi Co. Ltd.	11,200	213,161
Kose Corp.	11,900	1,158,352
Kubota Corp.	469,000	8,038,432
Kumagai Gumi Co. Ltd.	148,000	418,096
Kurabo Industries Ltd.	126,000	264,417
Kuraray Co. Ltd.	145,800	1,720,486
Kureha Corp.	74,000	279,527
Kurita Water Industries Ltd.	44,300	969,347
Kuroda Electric Co. Ltd.	19,000	362,993
KYB Co. Ltd.	77,000	262,270
Kyocera Corp.	132,600	6,844,320
Kyoei Steel Ltd.	10,400	180,391
Kyokuto Kaihatsu Kogyo Co. Ltd.	20,200	218,475
KYORIN Holdings Inc.	18,000	351,152
Kyoritsu Maintenance Co. Ltd.	4,800	340,934
Kyowa Exeo Corp.	34,500	420,477
Kyowa Hakko Kirin Co. Ltd.	96,000	1,563,647
Kyushu Electric Power Co. Inc.[a]	179,400	2,545,585
Laox Co. Ltd.[a],b	108,000	454,159
Lawson Inc.	27,300	2,033,811
Leopalace21 Corp.[a]	108,300	592,658
Lintec Corp.	18,900	408,220
Lion Corp.[b]	89,000	766,480

Security	Shares	Value
LIXIL Group Corp.	111,100	$2,231,954
M3 Inc.	83,400	1,967,619
Mabuchi Motor Co. Ltd.	21,200	1,271,367
Maeda Corp.	52,000	352,557
Maeda Road Construction Co. Ltd.	28,000	515,049
Makino Milling Machine Co. Ltd.	47,000	410,081
Makita Corp.	50,200	2,775,495
Mandom Corp.	9,300	385,076
Mani Inc.	3,600	239,719
Mars Engineering Corp.	8,900	152,649
Marubeni Corp.	678,900	3,780,952
Marudai Food Co. Ltd.	67,000	265,523
Maruha Nichiro Corp.	21,400	351,845
Marui Group Co. Ltd.	99,900	1,400,592
Maruichi Steel Tube Ltd.	18,700	482,235
Maruwa Co. Ltd./Aichi	8,100	183,385
Matsui Securities Co. Ltd.	50,100	458,965
Matsumotokiyoshi Holdings Co. Ltd.	15,400	744,550
Matsuya Co. Ltd.	16,400	308,555
Mazda Motor Corp.	225,900	4,440,691
McDonald’s Holdings Co. Japan Ltd.[b]	26,100	556,148
MCUBS MidCity Investment Corp.	88	224,093
Medipal Holdings Corp.	56,500	1,006,917
Megachips Corp.	23,000	258,598
MEGMILK SNOW BRAND Co. Ltd.	17,800	279,582
Meidensha Corp.	89,000	298,834
MEIJI Holdings Co. Ltd.	25,700	3,657,056
Meitec Corp.	13,700	541,830
Melco Holdings Inc.[b]	7,300	127,740
Message Co. Ltd.	7,400	218,306
Micronics Japan Co. Ltd.[b]	6,400	139,938
Milbon Co. Ltd.	7,300	289,007
Minato Bank Ltd. (The)	73,000	182,065
Minebea Co. Ltd.	135,000	2,117,156
Miraca Holdings Inc.	23,600	1,087,663
MIRAIT Holdings Corp.	26,600	305,515
Misawa Homes Co. Ltd.	29,900	243,023
MISUMI Group Inc.	110,500	1,367,259
Mitsuba Corp.	15,600	345,505
Mitsubishi Chemical Holdings Corp.	567,200	3,708,237

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Mitsubishi Corp.	568,900	$12,303,705
Mitsubishi Electric Corp.	803,000	8,642,806
Mitsubishi Estate Co. Ltd.	519,000	11,540,780
Mitsubishi Gas Chemical Co. Inc.	158,000	877,388
Mitsubishi Heavy Industries Ltd.	1,259,000	6,668,193
Mitsubishi Logistics Corp.	52,000	757,157
Mitsubishi Materials Corp.	457,000	1,656,185
Mitsubishi Motors Corp.	266,900	2,272,727
Mitsubishi Paper Mills Ltd.[a]	420,000	305,097
Mitsubishi Pencil Co. Ltd.	8,400	414,932
Mitsubishi Shokuhin Co. Ltd.	5,300	117,725
Mitsubishi Steel Manufacturing Co. Ltd.	105,000	215,263
Mitsubishi Tanabe Pharma Corp.	95,000	1,584,164
Mitsubishi UFJ Financial Group Inc.	5,293,200	38,450,946
Mitsubishi UFJ Lease & Finance Co. Ltd.	215,760	1,158,081
Mitsui & Co. Ltd.	698,600	9,086,677
Mitsui Chemicals Inc.	347,000	1,302,353
Mitsui Engineering & Shipbuilding Co. Ltd.	300,000	523,024
Mitsui Fudosan Co. Ltd.	390,000	11,107,107
Mitsui Mining & Smelting Co. Ltd.	241,000	593,285
Mitsui OSK Lines Ltd.	468,000	1,405,190
Mitsui Sugar Co. Ltd.	48,000	207,272
Mitsui-Soko Holdings Co. Ltd.	79,000	257,605
Mitsumi Electric Co. Ltd.[b]	38,600	245,816
Miura Co. Ltd.	38,100	414,535
Mixi Inc.[b]	17,500	758,505
Miyazaki Bank Ltd. (The)	74,000	239,509
Mizuho Financial Group Inc.	9,640,500	20,845,796
Modec Inc.[b]	10,400	144,548
Monex Group Inc.	98,500	267,129
MonotaRO Co. Ltd.	13,100	690,448
Mori Hills REIT Investment Corp.	597	700,142
MORI TRUST Sogo REIT Inc.	420	780,709
Morinaga & Co. Ltd./Japan	93,000	406,094
Morinaga Milk Industry Co. Ltd.	79,000	323,282
Morita Holdings Corp.	21,800	218,713
MOS Food Services Inc.	15,400	326,533
Moshi Moshi Hotline Inc.	26,900	274,873
MS&AD Insurance Group Holdings Inc.	212,200	6,691,678
Murata Manufacturing Co. Ltd.	84,500	12,549,336

Security	Shares	Value
Musashi Seimitsu Industry Co. Ltd.	13,200	$240,571
Musashino Bank Ltd. (The)	13,700	542,936
Nabtesco Corp.	53,100	1,168,761
Nachi-Fujikoshi Corp.	75,000	374,712
Nagaileben Co. Ltd.	10,600	228,863
Nagase & Co. Ltd.	40,600	518,416
Nagoya Railroad Co. Ltd.	351,000	1,320,199
Nakanishi Inc.	9,700	386,763
Nankai Electric Railway Co. Ltd.	219,000	1,102,999
Nanto Bank Ltd. (The)	95,000	320,513
NEC Corp.	1,081,000	3,455,152
NEC Networks & System Integration Corp.	11,900	249,535
NET One Systems Co. Ltd.	45,200	277,997
Nexon Co. Ltd.	55,300	759,234
NGK Insulators Ltd.	109,000	2,797,692
NGK Spark Plug Co. Ltd.	75,000	1,988,579
NH Foods Ltd.	72,000	1,752,129
NHK Spring Co. Ltd.	67,700	718,556
Nichi-Iko Pharmaceutical Co. Ltd.	20,000	688,486
Nichicon Corp.	30,900	226,210
Nichiha Corp.	15,900	236,905
Nichii Gakkan Co.[b]	23,800	208,619
Nichirei Corp.	101,000	660,317
Nidec Corp.	90,900	8,147,581
Nifco Inc./Japan	19,700	852,270
Nihon Kohden Corp.	31,900	708,832
Nihon M&A Center Inc.	14,700	606,296
Nihon Parkerizing Co. Ltd.	43,600	404,698
Nihon Unisys Ltd.	29,400	314,182
Nikon Corp.	140,700	1,673,932
Nintendo Co. Ltd.	44,300	7,798,402
Nippo Corp.	24,000	423,068
Nippon Accommodations Fund Inc.	194	689,753
Nippon Building Fund Inc.	586	2,620,316
Nippon Coke & Engineering Co. Ltd.	278,500	258,505
Nippon Denko Co. Ltd.	71,300	162,863
Nippon Electric Glass Co. Ltd.	158,000	767,715
Nippon Express Co. Ltd.	359,000	1,900,835
Nippon Flour Mills Co. Ltd.	56,000	372,896
Nippon Gas Co. Ltd.	12,200	404,714
Nippon Kayaku Co. Ltd.	68,000	689,907

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Nippon Konpo Unyu Soko Co. Ltd.	26,100	$451,660
Nippon Light Metal Holdings Co. Ltd.	224,600	373,442
Nippon Paint Holdings Co. Ltd.	62,800	1,801,961
Nippon Paper Industries Co. Ltd.	38,300	628,776
Nippon Prologis REIT Inc.	601	1,186,041
NIPPON REIT Investment Corp.[b]	188	418,806
Nippon Road Co. Ltd. (The)	45,000	227,733
Nippon Seiki Co. Ltd.	17,000	340,151
Nippon Sharyo Ltd.[b]	60,000	182,574
Nippon Sheet Glass Co. Ltd.[a],b	373,000	385,359
Nippon Shinyaku Co. Ltd.	22,000	735,139
Nippon Shokubai Co. Ltd.	57,000	843,303
Nippon Signal Co. Ltd.	30,600	324,289
Nippon Soda Co. Ltd.	63,000	377,303
Nippon Steel & Sumikin Bussan Corp.	73,720	249,908
Nippon Steel & Sumitomo Metal Corp.	3,139,000	7,425,973
Nippon Suisan Kaisha Ltd.	113,400	357,879
Nippon Telegraph & Telephone Corp.	310,700	11,945,756
Nippon Thompson Co. Ltd.	46,000	227,225
Nippon Yakin Kogyo Co. Ltd.[a],b	129,900	228,566
Nippon Yusen KK	670,000	1,833,246
Nipro Corp.	46,800	495,216
Nishi-Nippon City Bank Ltd. (The)	281,000	855,055
Nishi-Nippon Railroad Co. Ltd.	158,000	783,018
Nishimatsu Construction Co. Ltd.	114,000	416,821
Nishimatsuya Chain Co. Ltd.	25,900	249,394
Nissan Chemical Industries Ltd.	51,200	1,125,288
Nissan Motor Co. Ltd.	1,028,300	9,947,274
Nissan Shatai Co. Ltd.	31,200	396,123
Nissha Printing Co. Ltd.	12,900	230,835
Nisshin OilliO Group Ltd. (The)	75,000	324,468
Nisshin Seifun Group Inc.	90,100	1,293,013
Nisshin Steel Co. Ltd.	37,800	438,424
Nisshinbo Holdings Inc.	56,000	621,042
Nissin Foods Holdings Co. Ltd.	26,500	1,195,650
Nissin Kogyo Co. Ltd.	18,800	294,834
Nitori Holdings Co. Ltd.	31,400	2,820,792
Nitta Corp.	9,500	243,452
Nitto Boseki Co. Ltd.	76,000	407,313
Nitto Denko Corp.	69,100	5,237,088

Security	Shares	Value
Nitto Kogyo Corp.	13,000	$287,606
Noevir Holdings Co. Ltd.	10,100	229,644
NOF Corp.	68,000	563,671
NOK Corp.	40,300	1,182,376
Nomura Co. Ltd.	20,700	305,751
Nomura Holdings Inc.	1,495,800	10,641,254
Nomura Real Estate Holdings Inc.	52,100	1,040,360
Nomura Real Estate Master Fund Inc.	695	835,268
Nomura Real Estate Office Fund Inc.	149	637,395
Nomura Real Estate Residential Fund Inc.	74	391,218
Nomura Research Institute Ltd.	48,400	1,988,426
Noritake Co. Ltd./Nagoya Japan	91,000	213,003
Noritz Corp.	13,900	228,647
North Pacific Bank Ltd.	147,200	647,516
NS Solutions Corp.	8,600	339,780
NSD Co. Ltd.	24,600	330,594
NSK Ltd.	193,600	2,503,307
NTN Corp.	190,000	1,081,157
NTT Data Corp.	53,400	2,555,890
NTT DOCOMO Inc.	634,200	13,383,235
NTT Urban Development Corp.	46,700	459,480
Obara Group Inc.	6,100	284,087
Obayashi Corp.	270,000	2,081,198
OBIC Business Consultants Ltd.	5,100	223,520
OBIC Co. Ltd.	30,100	1,430,962
Odakyu Electric Railway Co. Ltd.	263,000	2,634,352
Ogaki Kyoritsu Bank Ltd. (The)	116,000	415,707
Ohsho Food Service Corp.	6,600	221,607
Oiles Corp.	13,900	225,393
Oita Bank Ltd. (The)	77,000	332,499
Oji Holdings Corp.	328,000	1,434,892
Okabe Co. Ltd.	28,400	227,163
Okamoto Industries Inc.	44,000	205,981
Okasan Securities Group Inc.	66,000	472,513
Oki Electric Industry Co. Ltd.	350,000	720,368
Okinawa Electric Power Co. Inc. (The)	14,000	350,297
OKUMA Corp.	61,000	592,300
Okumura Corp.	74,000	367,327
Olympus Corp.	109,200	4,186,610
Omron Corp.	81,500	3,200,270

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Ono Pharmaceutical Co. Ltd.	34,600	$4,175,068
Onward Holdings Co. Ltd.	52,000	337,447
Oracle Corp. Japan	17,000	716,252
Orient Corp.[a]	190,600	349,217
Oriental Land Co. Ltd./Japan	84,000	5,335,131
ORIX Corp.	554,000	8,285,742
Orix JREIT Inc.	913	1,243,911
Osaka Gas Co. Ltd.	803,000	3,214,074
OSAKA Titanium Technologies Co. Ltd.	9,700	253,666
OSG Corp.	34,700	740,521
Otsuka Corp.	22,200	1,166,488
Otsuka Holdings Co. Ltd.	163,000	5,858,501
Oyo Corp.	15,400	204,844
Pacific Metals Co. Ltd.[a],b	69,000	209,403
Pack Corp. (The)	11,300	232,029
Pal Co. Ltd.	6,800	215,150
Paltac Corp.	16,800	327,335
Panasonic Corp.	917,700	10,792,113
Paramount Bed Holdings Co. Ltd.	8,400	251,197
Park24 Co. Ltd.	43,200	786,279
Penta-Ocean Construction Co. Ltd.	127,900	524,421
Pigeon Corp.	44,100	1,343,698
Pilot Corp.	14,300	559,789
Pioneer Corp.[a]	155,000	290,246
Plenus Co. Ltd.	11,700	197,085
Pola Orbis Holdings Inc.	10,000	611,808
Premier Investment Corp.	113	591,929
Press Kogyo Co. Ltd.	60,800	265,980
Prima Meat Packers Ltd.	86,000	282,513
Proto Corp.	11,200	175,374
Raito Kogyo Co. Ltd.	25,500	190,795
Rakuten Inc.	387,300	6,238,001
Recruit Holdings Co. Ltd.	59,700	1,884,071
Relo Holdings Inc.	5,100	548,303
Rengo Co. Ltd.	82,000	317,688
Resona Holdings Inc.	919,900	5,065,223
Resorttrust Inc.	30,300	749,582
Ricoh Co. Ltd.	288,500	2,849,023
Ricoh Leasing Co. Ltd.	8,300	264,619
Riken Corp.	67,000	253,626
Ringer Hut Co. Ltd.	14,900	352,371
Rinnai Corp.	15,400	1,090,100
Riso Kagaku Corp.	12,200	232,686

Security	Shares	Value
Rohm Co. Ltd.	40,300	$2,335,478
Rohto Pharmaceutical Co. Ltd.	40,500	719,157
Round One Corp.	42,300	208,265
Royal Holdings Co. Ltd.	17,500	305,945
Ryobi Ltd.	69,000	282,360
Ryohin Keikaku Co. Ltd.	10,000	2,136,487
Ryosan Co. Ltd.	15,800	408,725
Ryoyo Electro Corp.	19,400	235,503
Saizeriya Co. Ltd.	14,300	333,334
Sakai Chemical Industry Co. Ltd.	66,000	214,682
Sakata Seed Corp.	16,100	296,803
San-A Co. Ltd.	7,300	378,861
San-in Godo Bank Ltd. (The)	61,000	617,902
Sanden Holdings Corp.	59,000	251,915
Sangetsu Co. Ltd.	24,200	399,052
Sanken Electric Co. Ltd.	58,000	323,015
Sankyo Co. Ltd.	19,800	752,718
Sankyo Tateyama Inc.	15,000	222,164
Sankyu Inc.	113,000	642,092
Sanrio Co. Ltd.	20,500	570,846
Santen Pharmaceutical Co. Ltd.	156,400	2,303,806
Sanwa Holdings Corp.	85,800	650,971
Sanyo Shokai Ltd.	77,000	211,308
Sanyo Special Steel Co. Ltd.	57,000	250,737
Sapporo Holdings Ltd.	127,000	483,829
Sato Holdings Corp.	11,700	277,733
Sawada Holdings Co. Ltd.	17,900	179,152
Sawai Pharmaceutical Co. Ltd.	14,300	876,040
SBI Holdings Inc./Japan	82,200	1,143,150
SCREEN Holdings Co. Ltd.	87,000	457,839
SCSK Corp.	20,800	745,405
Secom Co. Ltd.	87,500	5,902,781
Sega Sammy Holdings Inc.	75,000	937,689
Seibu Holdings Inc.	50,400	1,155,708
Seikagaku Corp.	15,500	236,575
Seiko Epson Corp.	117,700	2,083,346
Seiko Holdings Corp.	65,000	348,360
Seino Holdings Co. Ltd.	62,000	713,604
Seiren Co. Ltd.	26,100	258,693
Sekisui Chemical Co. Ltd.	173,000	1,922,765
Sekisui House Ltd.	245,400	3,651,438
Sekisui House Reit Inc.[a]	368	384,945
Sekisui House SI Residential Investment Corp.	476	455,273
Senko Co. Ltd.	45,000	297,833

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Senshu Ikeda Holdings Inc.	117,400	$536,328
Seria Co. Ltd.	9,000	406,070
Seven & I Holdings Co. Ltd.	312,300	14,428,389
Seven Bank Ltd.	257,300	1,227,364
Sharp Corp./Japan[a,b]	604,000	799,516
Shiga Bank Ltd. (The)	93,000	495,420
Shikoku Chemicals Corp.	22,000	192,130
Shikoku Electric Power Co. Inc.	77,000	1,297,058
Shima Seiki Manufacturing Ltd.	14,400	224,668
Shimachu Co. Ltd.	19,300	535,873
Shimadzu Corp.	107,000	1,595,997
Shimamura Co. Ltd.	9,300	960,814
Shimano Inc.	33,000	4,583,962
Shimizu Corp.	246,000	2,160,281
Shin-Etsu Chemical Co. Ltd.	171,500	10,266,883
Shinko Electric Industries Co. Ltd.	29,600	221,471
Shinko Plantech Co. Ltd.	21,800	180,002
ShinMaywa Industries Ltd.	48,000	486,606
Shinsei Bank Ltd.	744,000	1,627,378
Shionogi & Co. Ltd.	125,600	5,013,051
Ship Healthcare Holdings Inc.	18,900	401,050
Shiseido Co. Ltd.	149,000	3,608,495
Shizuoka Bank Ltd. (The)	217,000	2,455,579
Shizuoka Gas Co. Ltd.	43,700	313,566
SHO-BOND Holdings Co. Ltd.	9,200	368,683
Shochiku Co. Ltd.	52,000	427,265
Showa Corp.	28,100	259,238
Showa Denko KK	639,000	789,112
Showa Sangyo Co. Ltd.	49,000	203,681
Showa Shell Sekiyu KK	77,200	725,921
SIIX Corp.	8,700	211,716
Sintokogio Ltd.	31,400	269,661
SKY Perfect JSAT Holdings Inc.	80,100	402,779
Skylark Co. Ltd.	24,800	359,104
SMC Corp./Japan	22,500	5,713,306
SoftBank Group Corp.	398,300	22,121,170
Sohgo Security Services Co. Ltd.	26,500	1,178,538
Sojitz Corp.	518,600	1,197,140
Sompo Japan Nipponkoa Holdings Inc.	139,800	4,933,255
Sony Corp.[a]	522,000	14,885,395
Sony Financial Holdings Inc.	74,900	1,433,374
Sosei Group Corp.[b]	5,500	279,672
Sotetsu Holdings Inc.	172,000	1,014,827

Security	Shares	Value
Square Enix Holdings Co. Ltd.	34,800	$876,355
St. Marc Holdings Co. Ltd.	9,500	331,248
Stanley Electric Co. Ltd.	58,600	1,253,400
Star Micronics Co. Ltd.	18,700	286,473
Start Today Co. Ltd.	26,200	840,591
Sugi Holdings Co. Ltd.	16,200	826,377
Sumco Corp.	79,600	796,675
Sumitomo Bakelite Co. Ltd.	74,000	309,988
Sumitomo Chemical Co. Ltd.	628,000	3,588,716
Sumitomo Corp.	459,200	5,227,827
Sumitomo Dainippon Pharma Co. Ltd.	67,600	809,159
Sumitomo Electric Industries Ltd.	312,100	4,659,017
Sumitomo Forestry Co. Ltd.	55,700	661,773
Sumitomo Heavy Industries Ltd.	235,000	1,187,376
Sumitomo Metal Mining Co. Ltd.	205,000	2,762,400
Sumitomo Mitsui Construction Co. Ltd.[b]	372,800	469,404
Sumitomo Mitsui Financial Group Inc.	526,100	23,541,696
Sumitomo Mitsui Trust Holdings Inc.	1,370,000	6,367,053
Sumitomo Osaka Cement Co. Ltd.	163,000	611,768
Sumitomo Real Estate Sales Co. Ltd.	8,400	224,077
Sumitomo Realty & Development Co. Ltd.	148,000	5,195,141
Sumitomo Riko Co. Ltd.	19,900	160,620
Sumitomo Rubber Industries Ltd.	70,600	1,065,596
Sumitomo Warehouse Co. Ltd. (The)	62,000	335,284
Sundrug Co. Ltd.	14,400	840,324
Suntory Beverage & Food Ltd.	58,500	2,474,192
Suruga Bank Ltd.	76,900	1,652,889
Suzuken Co. Ltd./Aichi Japan	32,300	1,144,493
Suzuki Motor Corp.	151,000	5,265,713
Sysmex Corp.	61,700	3,998,959
T&D Holdings Inc.	245,400	3,742,551
T-Gaia Corp.	14,900	259,528
Tachi-S Co. Ltd.	12,900	178,775
Tadano Ltd.	49,000	790,992
Taiheiyo Cement Corp.	477,000	1,574,664
Taikisha Ltd.	13,200	293,949
Taisei Corp.	425,000	2,500,706

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Taisho Pharmaceutical Holdings Co. Ltd.	12,700	$853,876
Taiyo Holdings Co. Ltd.	9,000	364,664
Taiyo Nippon Sanso Corp.	63,900	751,977
Taiyo Yuden Co. Ltd.	43,200	542,201
Takara Holdings Inc.	69,800	575,211
Takasago Thermal Engineering Co. Ltd.	25,800	343,597
Takashimaya Co. Ltd.	113,000	1,082,618
Takata Corp.[a],b	17,400	176,395
Takeda Pharmaceutical Co. Ltd.	328,300	16,534,905
Tamron Co. Ltd.	10,500	219,670
TDK Corp.	51,800	3,633,254
Teijin Ltd.	382,000	1,396,715
Tekken Corp.[b]	64,000	174,599
Temp Holdings Co. Ltd.	17,900	741,168
Terumo Corp.	127,100	3,282,780
THK Co. Ltd.	51,400	997,341
Toa Corp./Tokyo	136,000	230,518
Toagosei Co. Ltd.	51,000	396,820
Tobu Railway Co. Ltd.	422,000	2,033,448
TOC Co. Ltd.	24,200	153,917
Tocalo Co. Ltd.	11,200	230,247
Tochigi Bank Ltd. (The)	54,000	299,431
Toda Corp.	88,000	403,438
Toho Bank Ltd. (The)	97,000	425,909
Toho Co. Ltd./Tokyo	49,400	1,170,656
Toho Gas Co. Ltd.	183,000	1,094,499
Toho Holdings Co. Ltd.	21,400	532,862
Toho Titanium Co. Ltd.[a]	14,800	191,727
Toho Zinc Co. Ltd.	93,000	262,722
Tohoku Electric Power Co. Inc.	192,400	2,824,776
Tokai Carbon Co. Ltd.	92,000	268,066
Tokai Corp./Gifu	4,700	173,365
TOKAI Holdings Corp.	51,500	214,072
Tokai Rika Co. Ltd.	22,600	569,127
Tokai Tokyo Financial Holdings Inc.	87,400	668,753
Token Corp.	4,110	269,035
Tokio Marine Holdings Inc.	289,200	12,056,322
TOKO Inc.	40,000	106,542
Tokuyama Corp.[a],b	134,000	244,433
Tokyo Broadcasting System Holdings Inc.	15,200	221,814
Tokyo Dome Corp.	84,000	353,913

Security	Shares	Value
Tokyo Electric Power Co. Inc.[a]	610,000	$4,381,936
Tokyo Electron Ltd.	71,500	3,947,952
Tokyo Gas Co. Ltd.	985,000	5,323,508
Tokyo Ohka Kogyo Co. Ltd.	18,300	501,461
Tokyo Seimitsu Co. Ltd.	18,100	359,677
Tokyo Steel Manufacturing Co. Ltd.	47,700	327,253
Tokyo Tatemono Co. Ltd.	83,000	1,162,315
Tokyo TY Financial Group Inc.	11,600	368,893
Tokyotokeiba Co. Ltd.	86,000	205,464
Tokyu Corp.	466,000	3,430,259
Tokyu Fudosan Holdings Corp.	208,700	1,576,683
TOKYU REIT Inc.	413	477,353
TOMONY Holdings Inc.	61,400	272,570
Tomy Co. Ltd.	36,400	200,957
TonenGeneral Sekiyu KK	116,000	1,161,919
Top REIT Inc.	88	357,981
Topcon Corp.	30,900	694,592
Toppan Forms Co. Ltd.	22,400	304,283
Toppan Printing Co. Ltd.	211,000	1,837,596
Topre Corp.	18,000	349,118
TOPY Industries Ltd.	101,000	238,040
Toray Industries Inc.	615,000	4,901,336
Torii Pharmaceutical Co. Ltd.	6,700	172,779
Toshiba Corp.	1,682,000	5,158,885
Toshiba Machine Co. Ltd.	56,000	217,410
Toshiba TEC Corp.	64,000	336,285
Tosoh Corp.	231,000	1,206,320
Totetsu Kogyo Co. Ltd.	14,700	289,266
TOTO Ltd.	119,000	1,940,191
Towa Bank Ltd. (The)	335,000	319,060
Toyo Corp./Chuo-ku	34,600	277,035
Toyo Engineering Corp.	66,000	168,869
Toyo Ink SC Holdings Co. Ltd.	82,000	326,954
Toyo Seikan Group Holdings Ltd.	67,600	1,054,690
Toyo Suisan Kaisha Ltd.	37,700	1,427,120
Toyo Tanso Co. Ltd.	11,500	175,245
Toyo Tire & Rubber Co. Ltd.	39,400	865,945
Toyobo Co. Ltd.	382,000	570,402
Toyoda Gosei Co. Ltd.	26,900	595,341
Toyota Boshoku Corp.	29,800	541,425
Toyota Industries Corp.	66,800	3,704,072
Toyota Motor Corp.	1,133,300	75,492,352
Toyota Tsusho Corp.	87,200	2,213,520
TPR Co. Ltd.	10,200	299,261

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Transcosmos Inc.	12,600	$333,573
Trend Micro Inc./Japan	44,700	1,637,984
Trusco Nakayama Corp.	9,800	359,902
TS Tech Co. Ltd.	21,300	601,719
TSI Holdings Co. Ltd.	41,600	294,804
Tsubakimoto Chain Co.	61,000	520,909
Tsukuba Bank Ltd.	86,000	281,125
Tsumura & Co.	25,800	541,843
Tsuruha Holdings Inc.	14,300	1,256,927
TV Asahi Holdings Corp.	9,900	155,338
UACJ Corp.	115,000	271,964
Ube Industries Ltd.	431,000	754,889
ULVAC Inc.	19,400	280,599
Unicharm Corp.	156,500	3,764,867
Unipres Corp.	17,300	332,051
United Arrows Ltd.	10,500	419,508
United Super Markets Holdings Inc.[a]	28,400	266,590
United Urban Investment Corp.	1,087	1,579,240
Unitika Ltd.[a]	449,000	210,194
UNY Group Holdings Co. Ltd.	79,800	551,988
Ushio Inc.	48,400	594,184
USS Co. Ltd.	92,700	1,630,359
Valor Co. Ltd.	17,000	417,813
Vital KSK Holdings Inc.	17,400	131,875
VT Holdings Co. Ltd.	35,600	220,965
Wacoal Holdings Corp.	47,000	600,896
WATAMI Co. Ltd.[a,b]	24,800	203,973
Welcia Holdings Co. Ltd.[b]	6,700	342,855
West Japan Railway Co.	68,900	4,954,438
Xebio Co. Ltd.	11,500	217,757
Yahoo Japan Corp.	612,100	2,682,677
Yakult Honsha Co. Ltd.	37,200	2,471,092
Yamada Denki Co. Ltd.	275,800	1,055,161
Yamagata Bank Ltd. (The)	67,000	282,828
Yamaguchi Financial Group Inc.	80,000	1,069,938
Yamaha Corp.	70,600	1,664,495
Yamaha Motor Co. Ltd.	110,600	2,515,604
Yamanashi Chuo Bank Ltd. (The)	67,000	307,163
Yamato Holdings Co. Ltd.	146,500	3,250,563
Yamato Kogyo Co. Ltd.	16,200	380,761
Yamazaki Baking Co. Ltd.	49,000	782,291
Yamazen Corp.	26,500	223,302
Yaoko Co. Ltd.	7,500	371,080
Yaskawa Electric Corp.	95,500	1,133,867

Security	Shares	Value
Yellow Hat Ltd.	10,100	$205,187
Yodogawa Steel Works Ltd.	46,000	192,695
Yokogawa Electric Corp.	94,600	1,064,388
Yokohama Reito Co. Ltd.	31,300	246,570
Yokohama Rubber Co. Ltd. (The)	42,500	841,802
Yondoshi Holdings Inc.	9,600	204,715
Yoshinoya Holdings Co. Ltd.[b]	32,600	391,795
Yuasa Trading Co. Ltd.	13,600	320,859
Zenkoku Hosho Co. Ltd.	20,500	747,891
Zenrin Co. Ltd.	16,500	221,873
Zensho Holdings Co. Ltd.[a]	38,900	377,085
Zeon Corp.	72,000	698,527

		1,494,947,318
NETHERLANDS — 2.77%
Aalberts Industries NV	42,773	1,350,627
Accell Group	14,829	326,857
Aegon NV	746,035	5,773,096
Akzo Nobel NV	101,956	7,345,653
Altice SAa	36,188	4,597,967
Amsterdam Commodities NV	10,397	269,948
Arcadis NV	29,161	770,023
ASM International NV	21,394	968,769
ASML Holding NV	145,638	14,584,718
BE Semiconductor Industries NV	13,916	333,563
BinckBank NV	32,902	314,116
Boskalis Westminster NV	35,195	1,730,586
Brunel International NV	12,016	237,041
Corbion NV	26,639	564,508
Delta Lloyd NV	89,227	1,593,586
Eurocommercial Properties NV	20,096	872,470
Euronext NVc	27,116	1,245,251
Fiat Chrysler Automobiles NVa	377,324	5,961,477
Fugro NV CVA[a,b]	28,183	593,957
Gemalto NVb	33,585	2,901,349
Grontmij NVa	52,579	260,310
Heineken Holding NV	41,772	2,918,640
Heineken NV	95,413	7,562,621
IMCD Group NV	16,490	609,425
ING Groep NV CVA	1,597,521	27,340,184
Koninklijke Ahold NV	369,946	7,408,321
Koninklijke BAM Groep NVa	106,090	494,876
Koninklijke DSM NV	74,350	4,272,394
Koninklijke KPN NV	1,326,415	5,275,764
Koninklijke Philips NV	386,308	10,804,759
Koninklijke Ten Cate NV	17,486	474,871

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Koninklijke Vopak NV	29,286	$1,540,176
NN Group NV	78,671	2,442,008
NSI NV	56,670	255,394
OCI NVa	35,898	1,212,266
PostNL NVa	187,027	808,363
Randstad Holding NV	52,497	3,615,803
RELX NV	426,864	7,154,488
Royal Imtech NVa,b	54,220	173,305
SBM Offshore NVa	72,781	892,976
SNS REAAL NVb	3,991	—
TKH Group NV	16,023	692,188
TNT Express NV	202,000	1,702,862
TomTom NVa,b	45,720	497,510
Unilever NV CVA	675,048	30,437,199
USG People NV	31,801	489,787
VastNed Retail NV	7,714	353,058
Wereldhave NV	14,475	861,207
Wolters Kluwer NV	126,515	4,218,564

		177,104,881
NEW ZEALAND — 0.23%
Air New Zealand Ltd.	232,731	408,152
Argosy Property Ltd.	242,973	179,969
Auckland International Airport Ltd.	404,611	1,454,116
Chorus Ltd.[a]	175,569	334,730
Contact Energy Ltd.	174,792	574,766
Fisher & Paykel Healthcare Corp. Ltd.	245,296	1,222,126
Fletcher Building Ltd.	291,875	1,535,629
Freightways Ltd.	62,998	241,891
Genesis Energy Ltd.	242,870	275,889
Goodman Property Trust	366,219	308,965
Infratil Ltd.	256,110	549,532
Kiwi Property Group Ltd.	371,960	340,988
Meridian Energy Ltd.	572,501	855,703
Metlifecare Ltd.	54,494	175,572
Mighty River Power Ltd.	338,771	621,126
Nuplex Industries Ltd.	88,112	266,324
Precinct Properties New Zealand Ltd.	339,946	258,571
Ryman Healthcare Ltd.	162,897	908,985
Sky Network Television Ltd.	171,352	696,634
SKYCITY Entertainment Group Ltd.	249,250	731,849
Spark New Zealand Ltd.	812,601	1,597,840

Security	Shares	Value
Trade Me Group Ltd.	170,168	$383,214
Warehouse Group Ltd. (The)	37,565	64,133
Xero Ltd.[a]	28,978	340,727
Z Energy Ltd.	102,433	394,668

		14,722,099
NORWAY — 0.74%
Akastor ASA[a],b	87,277	118,641
Aker ASA Class A	14,577	304,851
Aker Solutions ASA	66,880	267,722
Atea ASA	42,720	371,816
Austevoll Seafood ASA	53,535	278,579
Bakkafrost P/F	19,148	584,179
BW LPG Ltd.[c]	36,824	303,286
BW Offshore Ltd.	207,876	125,306
Det Norske Oljeselskap ASA[a],b	43,914	270,652
DNB ASA	406,631	6,663,089
DNO ASA[a],b	288,511	269,563
Entra ASA[c]	38,213	349,043
Fred Olsen Energy ASA[a],b	20,162	94,301
Gjensidige Forsikring ASA	86,060	1,387,954
Golden Ocean Group Ltd.[a],b	39,998	156,472
Hoegh LNG Holdings Ltd.	19,461	312,426
Leroy Seafood Group ASA	10,597	366,320
Marine Harvest ASA	131,598	1,633,471
Nordic Semiconductor ASA[a],b	63,209	405,512
Norsk Hydro ASA	563,455	2,112,042
Norwegian Air Shuttle ASA[a],b	12,220	529,759
Norwegian Property ASA[a]	195,125	227,318
Opera Software ASA[b]	59,550	476,174
Orkla ASA	337,384	2,706,095
Petroleum Geo-Services ASA[b]	96,051	440,503
Prosafe SE	110,327	323,020
REC Silicon ASA[a],b	957,111	172,728
Salmar ASA	25,470	404,194
Schibsted ASA[b]	31,882	1,117,008
Schibsted ASA Class Ba	30,780	1,010,999
Seadrill Ltd.[b]	154,218	1,401,059
SpareBank 1 SMN	52,304	406,974
Statoil ASA	467,253	7,943,850
Stolt-Nielsen Ltd.[b]	11,732	190,510
Storebrand ASA[a]	196,797	797,467
Subsea 7 SAa	113,688	1,000,680
Telenor ASA	312,228	6,883,047
TGS Nopec Geophysical Co. ASA[b]	42,751	906,155

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Thin Film Electronics ASA[a]	234,131	$120,394
Yara International ASA	75,298	3,766,359

		47,199,518
PORTUGAL — 0.17%
Altri SGPS SA	50,305	215,148
Banco BPI SA Registered[a,b,d]	169,973	193,616
Banco Comercial Portugues SA Registered[a],b	16,283,477	1,259,356
BANIF — Banco Internacional do Funchal SAa,b	19,114,267	128,822
CTT-Correios de Portugal SA	63,861	663,234
EDP — Energias de Portugal SA	785,406	2,922,603
Galp Energia SGPS SA	164,260	1,914,643
Jeronimo Martins SGPS SA	106,041	1,585,167
NOS SGPS SA	78,663	670,604
Pharol SGPS SA Registered[a],b	304,269	114,298
Portucel SA	155,381	596,563
REN — Redes Energeticas Nacionais SGPS SA	81,302	245,137
Sonae SGPS SA	351,333	490,259

		10,999,450
SINGAPORE — 1.42%
Accordia Golf Trust[b]	437,200	204,493
AIMS AMP Capital Industrial REIT	260,275	285,327
ARA Asset Management Ltd.	392,500	489,083
Ascendas India Trust[b]	499,200	341,118
Ascendas REIT	893,700	1,580,614
Ascott Residence Trust[b]	316,700	289,319
Asian Pay Television Trust	689,000	420,460
Biosensors International Group Ltd.[a],b	552,100	280,428
Boustead Singapore Ltd.[b]	98,800	86,648
Cache Logistics Trust	445,000	351,239
Cambridge Industrial Trust[b]	670,400	328,267
CapitaLand Commercial Trust	867,300	903,239
CapitaLand Ltd.	1,081,700	2,545,548
CapitaLand Mall Trust	1,026,500	1,500,402
CapitaLand Retail China Trust	284,420	330,503
CDL Hospitality Trusts[b]	330,900	377,259
Chip Eng Seng Corp. Ltd.	337,500	182,526
City Developments Ltd.	170,600	1,163,267
ComfortDelGro Corp. Ltd.	923,400	2,031,305
COSCO Corp. Singapore Ltd.[b]	554,900	158,160
CWT Ltd.[b]	150,900	247,034

Security	Shares	Value
DBS Group Holdings Ltd.	715,400	$10,550,882
Ezion Holdings Ltd.[b]	523,340	330,840
Ezra Holdings Ltd.[a],b	1,441,322	141,151
First REIT	325,000	334,905
First Resources Ltd.[b]	257,100	357,005
Frasers Centrepoint Trust[b]	265,100	399,113
Frasers Commercial Trust[b]	284,300	302,314
Genting Singapore PLC	2,554,900	1,643,143
Global Logistic Properties Ltd.	1,316,000	2,212,088
Golden Agri-Resources Ltd.	2,909,700	669,850
GuocoLeisure Ltd.[b]	205,800	138,373
Ho Bee Land Ltd.	67,700	99,450
Hong Leong Asia Ltd.	65,600	57,292
Hutchison Port Holdings Trust	2,271,500	1,362,900
Hyflux Ltd.[b]	470,600	288,902
Indofood Agri Resources Ltd.[b]	288,700	123,430
Jardine Cycle & Carriage Ltd.[b]	50,332	1,086,977
Kenon Holdings Ltd./Singapore[a]	12,145	191,289
Keppel Corp. Ltd.	596,900	3,271,761
Keppel REIT[b]	651,480	511,833
KrisEnergy Ltd.[a],b	274,089	77,121
Lippo Malls Indonesia Retail Trust[b]	1,273,800	330,482
M1 Ltd./Singapore[b]	175,000	400,314
Mapletree Commercial Trust	549,100	547,776
Mapletree Greater China Commercial Trust	803,000	575,122
Mapletree Industrial Trust	518,700	578,102
Mapletree Logistics Trust	582,500	472,539
Midas Holdings Ltd.[b]	692,400	159,399
Neptune Orient Lines Ltd./Singapore[a],b	440,400	299,329
Noble Group Ltd.[b]	2,099,700	698,212
OSIM International Ltd.[b]	171,200	199,564
OUE Hospitality Trust[b]	379,200	252,190
OUE Ltd.	62,900	88,951
Oversea-Chinese Banking Corp. Ltd.	1,238,000	9,310,107
Parkway Life REIT[b]	187,200	332,453
Perennial Real Estate Holdings Ltd.[a],b	181,664	138,741
Raffles Medical Group Ltd.[b]	128,600	450,189
Sabana Shari’ah Compliant Industrial REIT	556,100	335,294
SATS Ltd.	310,900	854,333

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
SembCorp Industries Ltd.	433,200	$1,130,252
Sembcorp Marine Ltd[b]	358,900	684,593
Singapore Airlines Ltd.	222,300	1,744,867
Singapore Exchange Ltd.	357,500	2,082,347
Singapore Post Ltd.[b]	671,600	959,569
Singapore Press Holdings Ltd.[b]	332,400	1,015,444
Singapore Technologies Engineering Ltd.	656,500	1,573,719
Singapore Telecommunications Ltd.	3,310,100	9,894,255
SMRT Corp. Ltd.[b]	386,800	391,521
Soilbuild Business Space REIT[b]	569,700	355,984
Starhill Global REIT	615,000	391,033
StarHub Ltd.	256,700	718,527
Suntec REIT	951,100	1,185,139
Super Group Ltd./Singapore[b]	229,500	168,565
Tat Hong Holdings Ltd.	228,300	84,259
Tiger Airways Holdings Ltd.[a],b	660,789	144,878
United Engineers Ltd.	185,900	338,296
United Overseas Bank Ltd.	529,400	8,589,257
UOL Group Ltd.	193,200	946,021
Vard Holdings Ltd.[a],b	357,700	118,946
Venture Corp. Ltd.[b]	113,400	650,581
Wheelock Properties Singapore Ltd.[b]	51,000	64,668
Wilmar International Ltd.	781,900	1,828,605
Wing Tai Holdings Ltd.[b]	163,100	224,690
Yangzijiang Shipbuilding Holdings Ltd.[b]	813,900	767,325
Yanlord Land Group Ltd.[b]	263,500	185,835
Ying Li International Real Estate Ltd.[a],b	1,096,000	145,781

		90,654,912
SPAIN — 3.38%
Abengoa SA Class Bb	210,742	476,620
Abertis Infraestructuras SA	205,536	3,384,724
Acciona SA	12,624	1,026,685
Acerinox SA	63,953	784,309
ACS Actividades de Construccion y Servicios SA	84,359	2,847,384
Aena SAa,c	28,605	3,173,066
Almirall SA	28,989	572,990
Amadeus IT Holding SA Class A	191,076	8,383,193
Applus Services SA	53,334	601,046
Atresmedia Corp. de Medios de Comunicacion SA	33,991	513,001

Security	Shares	Value
Axiare Patrimonio SOCIMI SA	42,514	$540,173
Banco Bilbao Vizcaya Argentaria SA	2,643,163	26,907,639
Banco de Sabadell SA	2,089,900	4,788,921
Banco Popular Espanol SA	723,312	3,339,654
Banco Santander SA	5,983,135	41,540,184
Bankia SA	2,045,387	2,718,595
Bankinter SA	298,181	2,316,989
Bolsas y Mercados Espanoles SHMSF SA	1,895	78,827
CaixaBank SA	1,106,306	4,961,326
Cia. de Distribucion Integral Logista Holdings SA	21,868	433,929
CIE Automotive SA	27,754	441,868
Construcciones y Auxiliar de Ferrocarriles SA	1,168	334,230
Corp Financiera Alba SA	7,705	362,478
Distribuidora Internacional de Alimentacion SA	274,028	1,725,429
Duro Felguera SA	63,703	255,488
Ebro Foods SA	33,960	682,127
Enagas SA	12,699	358,900
Ence Energia y Celulosa SAb	79,756	289,910
Endesa SA	125,649	2,657,079
Faes Farma SA	181,396	508,053
Ferrovial SA	192,278	4,703,386
Fomento de Construcciones y Contratas SAa,b	61,680	639,834
Gamesa Corp. Tecnologica SA	107,334	1,709,446
Gas Natural SDG SA	156,630	3,423,848
Grifols SA	65,754	2,919,736
Grupo Catalana Occidente SA	22,627	706,234
Hispania Activos Inmobiliarios SAU[a]	46,496	714,059
Iberdrola SA	2,290,979	16,260,357
Indra Sistemas SAb	56,874	642,511
Industria de Diseno Textil SA	458,082	15,778,043
Inmobiliaria Colonial SAa	826,797	618,431
International Consolidated Airlines Group SAa	359,254	3,005,493
Liberbank SAa,b	612,692	429,175
Mapfre SA	518,261	1,675,430
Mediaset Espana Comunicacion SA	91,349	1,155,109
Melia Hotels International SA	44,325	642,029

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Merlin Properties SOCIMI SAa	82,950	$914,549
NH Hotel Group SAa,b	95,892	584,824
Obrascon Huarte Lain SAb	23,725	396,858
Pescanova SAa	498	—
Promotora de Informaciones SAa,b	28,139	258,757
Prosegur Cia. de Seguridad SA	135,101	719,464
Red Electrica Corp. SA	7,050	566,820
Repsol SA	446,225	7,543,081
Sacyr SAa,b	161,357	560,319
Tecnicas Reunidas SA	14,310	732,970
Telefonica SA	1,853,828	28,551,942
Tubacex SA	97,168	266,243
Tubos Reunidos SAb	147,972	207,628
Viscofan SA	20,496	1,232,342
Zardoya Otis SA	82,712	912,930
Zardoya Otis SA New[a]	3,059	33,764
Zeltia SAa,b	116,582	516,511

		216,026,940
SWEDEN — 3.05%
AAK AB	12,342	841,232
AF AB Class B	30,767	433,229
Alfa Laval AB	123,675	2,288,782
Arcam ABa	9,175	137,485
Assa Abloy AB	422,440	8,625,749
Atlas Copco AB Class A	278,480	7,657,437
Atlas Copco AB Class B	166,567	4,115,907
Avanza Bank Holding AB	11,555	482,390
Axfood AB	31,032	530,867
Betsson AB	51,355	864,161
Bilia AB Class A	19,598	396,512
BillerudKorsnas AB	74,667	1,153,693
BioGaia AB Class B	8,309	270,817
Boliden AB	116,067	2,156,106
Castellum AB	63,836	915,622
Clas Ohlson AB Class B	16,225	301,780
Com Hem Holding AB	58,998	524,249
Duni AB	16,758	224,732
Electrolux AB Class B	100,802	2,916,363
Elekta AB Class Bb	155,257	1,037,412
Fabege AB	57,594	804,599
Fastighets AB Balder Class Ba,b	36,708	615,125
Fingerprint Cards ABa,b	28,976	689,309
Getinge AB Class B	83,097	2,051,407
Hemfosa Fastigheter AB	57,508	625,349

Security	Shares	Value
Hennes & Mauritz AB Class B	393,796	$15,760,290
Hexagon AB Class B	107,981	3,511,895
Hexpol AB	107,934	1,164,878
Holmen AB Class B	20,573	590,651
Hufvudstaden AB Class A	44,947	584,939
Husqvarna AB Class B	175,570	1,288,818
ICA Gruppen AB	32,534	1,194,312
Industrial & Financial Systems Class B	10,652	358,984
Industrivarden AB Class C	74,437	1,415,756
Indutrade AB	14,808	728,710
Intrum Justitia AB	35,065	1,200,128
Investment AB Kinnevik Class B	98,769	3,180,041
Investor AB Class B	194,104	7,535,185
JM AB	33,974	905,271
Klovern AB Class B	210,264	203,511
Kungsleden AB	73,711	496,398
L E Lundbergforetagen AB Class B	17,034	781,442
Lifco AB Class B	17,559	344,407
Lindab International AB	34,569	261,825
Loomis AB Class B	27,026	760,159
Lundin Petroleum ABa	88,657	1,293,350
Meda AB Class A	106,812	1,753,753
Medivir AB Class Ba	21,010	224,178
Mekonomen AB	12,225	306,502
Millicom International Cellular SA SDR	27,180	1,999,974
Modern Times Group MTG AB Class B	25,756	735,251
NCC AB Class B	36,383	1,094,197
NetEnt AB	14,313	670,134
Nibe Industrier AB Class B	36,077	1,022,309
Nobia AB	51,965	613,249
Nordea Bank AB	1,256,596	15,752,509
Nordnet AB Class B	53,635	214,530
Oriflame Holding AGa	27,835	414,503
Peab AB	75,924	578,146
Qliro Group ABa,b	110,295	182,637
Ratos AB Class B	96,489	607,599
Rezidor Hotel Group AB	45,673	209,314
Saab AB	27,641	671,411
Sandvik AB	444,961	4,524,640
Securitas AB Class B	133,398	1,924,264
Skandinaviska Enskilda Banken AB Class A	629,099	7,629,533

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Skanska AB Class B	160,630	$3,403,511
SKF AB Class B	167,719	3,301,417
SSAB AB Class Aa,b	115,529	553,705
SSAB AB Class Ba	45,697	191,039
Svenska Cellulosa AB SCA Class B	244,115	6,991,469
Svenska Handelsbanken AB Class A	624,522	9,613,185
Swedbank AB Class A	374,451	8,829,208
Swedish Match AB	84,064	2,590,913
Swedish Orphan Biovitrum ABa,b	68,003	900,849
Tele2 AB Class B	134,961	1,412,500
Telefonaktiebolaget LM Ericsson Class B	1,261,199	13,574,722
TeliaSonera AB	1,070,136	6,545,308
Trelleborg AB Class B	105,801	1,839,556
Unibet Group PLC SDR	12,668	818,396
Volvo AB Class B	639,106	7,609,292
Wallenstam AB Class B	80,903	589,173
Wihlborgs Fastigheter AB	34,051	590,653

		194,704,793
SWITZERLAND — 8.84%
ABB Ltd. Registered	905,768	18,499,871
Actelion Ltd. Registered	43,359	6,446,781
Adecco SA Registered	70,416	5,908,907
AFG Arbonia-Forster Holding AG Registered[a]	10,952	191,441
Allreal Holding AG Registered	5,726	822,766
Aryzta AG	36,328	1,854,765
Ascom Holding AG Registered	24,486	447,122
Baloise Holding AG Registered	20,254	2,596,288
Banque Cantonale Vaudoise Registered	1,103	718,999
Barry Callebaut AG Registered	893	1,004,404
Basilea Pharmaceutica Registered[a]	5,066	561,366
BKW AG	7,914	288,201
Bossard Holding AG	3,336	374,871
Bucher Industries AG Registered	2,805	687,022
Burckhardt Compression Holding AG	1,357	516,058
Cembra Money Bank AG	9,868	603,723
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	385	2,179,170

Security	Shares	Value
Chocoladefabriken Lindt & Sprungli AG Registered	42	$2,818,645
Cie. Financiere Richemont SA Class A Registered	215,297	18,682,520
Clariant AG Registered	125,168	2,510,914
Conzzeta AG	477	310,936
Cosmo Pharmaceuticals SAa	2,270	389,946
Credit Suisse Group AG Registered	631,839	18,723,104
Daetwyler Holding AG Bearer	3,360	418,121
Dufry AG Registered[a]	16,639	2,321,600
EFG International AG	38,076	445,693
Emmi AG	1,093	363,916
EMS-Chemie Holding AG Registered	3,333	1,635,116
Flughafen Zuerich AG Registered	1,571	1,296,226
Forbo Holding AG Registered	513	628,773
Galenica AG Registered	1,862	2,133,037
GAM Holding AG	75,422	1,589,112
Gategroup Holding AG	14,236	528,795
Geberit AG Registered	15,411	5,363,625
Georg Fischer AG Registered	1,742	1,167,254
Givaudan SA Registered	3,759	7,040,058
Helvetia Holding AG Registered	2,617	1,445,871
Huber & Suhner AG Registered	7,898	343,088
Implenia AG Registered	8,090	488,211
Inficon Holding AG Registered	1,258	375,659
Intershop Holdings AG	703	292,947
Julius Baer Group Ltd.	93,417	5,195,233
Kaba Holding AG Class B	1,412	907,935
Komax Holding AG Registered	2,907	509,050
Kudelski SA Bearer	21,439	341,293
Kuehne + Nagel International AG Registered	21,596	2,997,510
Kuoni Reisen Holding AG Class B Registered	1,812	505,742
LafargeHolcim Ltd.[a]	64,191	4,472,306
LafargeHolcim Ltd. Registered	104,769	7,336,337
Leonteq AG	3,635	844,548
Logitech International SA Registered	66,307	958,971
Lonza Group AG Registered	22,149	3,228,670
Meyer Burger Technology AGa,b	44,645	386,481
Mobilezone Holding AG	22,849	397,023
Mobimo Holding AG Registered	2,895	619,303

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Nestle SA Registered	1,334,221	$101,617,914
Novartis AG Registered	952,278	99,478,422
OC Oerlikon Corp. AG Registered	80,969	998,317
Orascom Development Holding AGa,b	9,550	117,748
Panalpina Welttransport Holding AG Registered	5,714	714,622
Pargesa Holding SA Bearer	11,743	794,800
Partners Group Holding AG	7,018	2,362,213
Plazza AGa	376	80,669
PSP Swiss Property AG Registered	16,822	1,518,373
Rieter Holding AG Registered	2,416	366,259
Roche Holding AG	291,003	84,506,230
Schindler Holding AG Participation Certificates	19,110	3,095,856
Schindler Holding AG Registered	7,179	1,172,722
Schmolz + Bickenbach AG Registered[a]	308,800	260,252
Schweiter Technologies AG Bearer	565	445,016
SFS Group AG	7,570	539,139
SGS SA Registered	2,237	4,294,314
Siegfried Holding AG Registered	2,257	408,143
Sika AG Bearer	894	3,258,435
Sonova Holding AG Registered	22,026	3,153,447
St Galler Kantonalbank AG Registered	955	361,193
Straumann Holding AG Registered	4,434	1,319,451
Sulzer AG Registered	9,838	1,015,430
Sunrise Communications Group AGa,c	14,451	1,142,728
Swatch Group AG (The) Bearer	12,838	5,558,102
Swatch Group AG (The) Registered	19,854	1,636,080
Swiss Life Holding AG Registered	12,827	3,045,595
Swiss Prime Site AG Registered	24,473	1,960,692
Swiss Re AG	143,264	12,968,440
Swisscom AG Registered	10,381	6,070,255
Swissquote Group Holding SA Registered	10,411	269,185
Syngenta AG Registered	38,446	15,920,828
Tecan Group AG Registered	5,166	636,411
Temenos Group AG Registered	26,282	969,407

Security	Shares	Value
Transocean Ltd.[b]	150,169	$2,074,960
U-Blox AG	2,863	609,776
UBS Group AG	1,515,441	35,083,303
Valiant Holding AG Registered	7,265	726,424
Valora Holding AG Registered	1,670	326,841
Vetropack Holding AG Bearer	116	193,474
Vontobel Holding AG Registered	12,801	685,934
Zehnder Group AG	8,638	327,599
Zurich Insurance Group AG	61,451	18,817,011

		564,617,334
UNITED KINGDOM — 20.32%
3i Group PLC	408,679	3,529,912
888 Holdings PLC	93,788	248,806
AA PLC[a]	249,903	1,423,404
Abcam PLC	89,415	816,263
Aberdeen Asset Management PLC	396,022	2,249,493
Admiral Group PLC	87,136	2,013,801
Advanced Medical Solutions Group PLC	142,921	336,773
Aggreko PLC	105,118	1,968,440
Al Noor Hospitals Group PLC	37,650	550,514
Alent PLC	95,908	710,906
Allied Minds PLC[a],b	82,453	600,236
Amec Foster Wheeler PLC	158,698	2,030,716
Amerisur Resources PLC[a],b	381,877	199,633
Amlin PLC	208,970	1,664,729
Anglo American PLC	574,934	7,277,964
Antofagasta PLC	159,512	1,411,368
ARM Holdings PLC	584,588	9,186,357
Ashmore Group PLC[b]	166,563	692,171
Ashtead Group PLC	208,398	3,191,889
ASOS PLC[a],b	22,447	1,190,971
Associated British Foods PLC	147,712	7,431,470
AstraZeneca PLC	523,223	35,272,360
Avanti Communications Group PLC[a]	62,766	201,280
AVEVA Group PLC	28,810	991,324
Aviva PLC	1,654,354	13,424,426
Babcock International Group PLC	103,115	1,595,433
BAE Systems PLC	1,298,548	9,730,701
Balfour Beatty PLC	294,249	1,082,277
Bank of Georgia Holdings PLC	17,533	546,111
Barclays PLC	6,817,841	30,742,099
Barratt Developments PLC	406,505	4,028,131

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
BBA Aviation PLC	191,018	$885,011
Beazley PLC	220,657	1,163,509
Bellway PLC	51,116	1,923,171
Berendsen PLC	71,612	1,143,208
Berkeley Group Holdings PLC	53,104	2,791,851
Betfair Group PLC	31,841	1,383,311
BG Group PLC	1,416,747	24,153,368
BHP Billiton PLC	873,692	16,122,168
Big Yellow Group PLC	70,227	772,056
Bodycote PLC	82,998	885,906
boohoo.com PLC[a],b	445,364	196,335
Booker Group PLC	684,401	1,911,735
Bovis Homes Group PLC	58,636	1,045,862
BP PLC	7,531,877	46,479,210
Brewin Dolphin Holdings PLC	138,360	680,335
British American Tobacco PLC	771,379	45,754,059
British Land Co. PLC (The)	385,568	5,060,121
Britvic PLC	98,105	1,050,983
BT Group PLC	3,465,703	25,118,532
BTG PLC[a]	160,265	1,635,612
Bunzl PLC	132,741	3,798,992
Burberry Group PLC	183,178	4,599,317
Bwin.Party Digital Entertainment PLC	321,773	576,944
Cable & Wireless Communications PLC	1,224,656	1,224,044
Cairn Energy PLC[a]	241,502	608,259
Cape PLC	73,676	268,171
Capita PLC	273,808	5,571,699
Capital & Counties Properties PLC	304,594	2,192,647
Card Factory PLC	133,229	727,040
Carillion PLC	177,365	957,099
Carnival PLC	75,404	4,179,567
Centamin PLC	522,525	451,732
Centrica PLC	2,064,017	8,583,698
Chemring Group PLC	107,259	395,011
Chesnara PLC	71,228	376,247
Cineworld Group PLC	85,313	680,965
Clinigen Healthcare Ltd.[a]	43,364	500,416
Close Brothers Group PLC	64,958	1,472,862
Cobham PLC	464,000	1,892,001
Coca-Cola HBC AG	81,524	1,702,180
COLT Group SAa	138,834	407,303
Compass Group PLC	681,940	10,907,720

Security	Shares	Value
Countrywide PLC	91,782	$746,207
Crest Nicholson Holdings PLC	106,783	909,827
Croda International PLC	55,578	2,636,577
CSR PLC	73,371	1,028,170
Daily Mail & General Trust PLC Class A NVS	117,216	1,468,813
Dairy Crest Group PLC[b]	68,212	615,251
Dart Group PLC	53,453	372,024
DCC PLC	34,890	2,754,961
De La Rue PLC	54,945	433,424
Debenhams PLC	531,705	728,914
Derwent London PLC	41,372	2,346,793
Devro PLC	81,996	388,023
Diageo PLC	1,040,876	29,066,627
Dialight PLC[b]	24,054	204,573
Dignity PLC	22,034	841,378
Diploma PLC	54,631	633,846
Direct Line Insurance Group PLC	559,296	3,193,508
Dixons Carphone PLC	403,313	2,868,669
Domino’s Pizza Group PLC	72,551	1,016,113
Drax Group PLC	177,397	825,778
DS Smith PLC	388,611	2,428,743
Dunelm Group PLC	38,346	535,559
easyJet PLC	65,250	1,673,965
Electrocomponents PLC	187,030	581,678
Elementis PLC	196,547	788,249
EnQuest PLC[a]	375,177	207,840
Enterprise Inns PLC[a]	233,930	410,679
Entertainment One Ltd.	96,937	504,789
Essentra PLC	108,320	1,542,430
esure Group PLC	138,307	582,736
Evraz PLC[a]	154,083	242,370
Experian PLC	408,631	7,658,404
Faroe Petroleum PLC[a],b	153,758	202,749
Fenner PLC	112,513	293,213
FirstGroup PLC[a]	509,268	917,099
Foxtons Group PLC	117,487	447,346
Fresnillo PLC	98,916	998,699
G4S PLC	629,351	2,697,836
Galliford Try PLC	36,231	1,003,558
Gem Diamonds Ltd.	83,573	166,932
Genus PLC	32,482	730,417
GKN PLC	670,074	3,330,398
GlaxoSmithKline PLC	2,015,133	43,898,843
Glencore PLC	4,594,619	14,913,404

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Go-Ahead Group PLC	18,744	$745,876
Grafton Group PLC	93,481	1,048,127
Grainger PLC	191,813	715,086
Great Portland Estates PLC	141,183	1,834,132
Greencore Group PLC	179,442	885,981
Greene King PLC	118,909	1,603,217
Greggs PLC	44,291	936,524
Gulf Keystone Petroleum Ltd.[a],b	473,477	214,270
GW Pharmaceuticals PLC[a],b	89,121	842,785
Halfords Group PLC	87,117	739,547
Halma PLC	152,146	1,797,299
Hammerson PLC	308,504	3,167,748
Hansteen Holdings PLC	336,067	638,759
Hargreaves Lansdown PLC	109,294	2,043,229
Hays PLC	606,107	1,576,699
Helical Bar PLC	60,846	403,776
HellermannTyton Group PLC	108,906	801,474
Henderson Group PLC	473,749	2,110,660
Hikma Pharmaceuticals PLC	62,847	2,348,843
Hiscox Ltd.[b]	118,112	1,705,825
Home Retail Group PLC	323,735	824,973
Homeserve PLC	120,528	820,046
Howden Joinery Group PLC	269,359	2,083,180
HSBC Holdings PLC	7,948,196	71,901,146
Hunting PLC	59,416	476,111
ICAP PLC	236,400	1,905,381
IG Group Holdings PLC	159,132	1,858,717
Imagination Technologies Group PLC[a],b	125,787	459,811
IMI PLC	112,262	1,858,712
Imperial Tobacco Group PLC	395,724	20,779,802
Inchcape PLC	164,417	2,060,280
Indivior PLC[a]	280,084	1,152,994
Informa PLC	266,489	2,478,503
Inmarsat PLC	180,623	2,502,937
Innovation Group PLC	861,899	433,761
InterContinental Hotels Group PLC	96,570	4,065,820
Intermediate Capital Group PLC	136,242	1,240,554
International Personal Finance PLC	108,669	676,616
Interserve PLC	65,168	656,439
Intertek Group PLC	66,266	2,530,397
Intu Properties PLC	338,398	1,740,520
Investec PLC	233,610	2,134,432

Security	Shares	Value
ITE Group PLC	133,710	$384,968
ITV PLC	1,594,809	6,985,782
J D Wetherspoon PLC	42,129	470,386
J Sainsbury PLC[b]	537,544	2,222,081
John Menzies PLC	39,987	321,047
John Wood Group PLC	141,167	1,377,921
Johnson Matthey PLC	84,010	3,821,497
Jupiter Fund Management PLC	174,333	1,277,532
Just Eat PLC[a]	119,691	814,352
KAZ Minerals PLC[a]	113,847	287,629
Kcom Group PLC	289,870	427,463
Keller Group PLC	33,295	549,704
Kier Group PLC	40,536	912,791
Kingfisher PLC	966,473	5,440,011
Ladbrokes PLC	398,949	709,096
Laird PLC	122,051	750,605
Lancashire Holdings Ltd.[b]	84,146	845,636
Land Securities Group PLC	319,704	6,475,700
Legal & General Group PLC	2,453,279	9,980,491
Lloyds Banking Group PLC	23,590,044	30,627,815
London Stock Exchange Group PLC	133,665	5,446,136
LondonMetric Property PLC	266,580	673,085
Lonmin PLC[a],b	293,164	238,577
Lookers PLC	160,627	406,693
Majestic Wine PLC[b]	41,460	281,438
Man Group PLC	715,039	1,817,669
Marks & Spencer Group PLC	678,778	5,762,230
Marston’s PLC	241,971	589,427
Meggitt PLC	324,894	2,355,002
Melrose Industries PLC	404,306	1,746,386
Merlin Entertainments PLC[c]	285,680	1,852,315
Michael Page International PLC	125,798	1,075,767
Micro Focus International PLC	54,396	1,186,692
Mitchells & Butlers PLC[a]	86,125	508,294
Mitie Group PLC	158,195	794,900
Mondi PLC	152,328	3,660,702
Moneysupermarket.com Group PLC	205,038	938,448
Monitise PLC[a],b	1,066,377	83,371
Morgan Advanced Materials PLC	129,901	718,812
N Brown Group PLC	67,366	334,717
National Express Group PLC	185,463	877,217
National Grid PLC	1,550,630	20,642,965
Next PLC	59,722	7,446,378

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Northgate PLC	66,140	$565,599
Ocado Group PLC[a],b	198,666	1,230,773
Old Mutual PLC	2,017,972	6,679,128
Ophir Energy PLC[a]	275,941	500,795
Optimal Payments PLC[a]	190,401	784,399
Oxford Instruments PLC	25,933	370,691
Pace PLC	132,039	750,011
Paragon Group of Companies PLC (The)	128,437	820,544
Pearson PLC	338,665	6,357,698
Pennon Group PLC	159,409	2,028,620
Persimmon PLC	125,370	4,004,750
Petra Diamonds Ltd.[a],b	204,440	479,500
Petrofac Ltd.	106,141	1,457,571
Pets at Home Group PLC	111,327	502,068
Phoenix Group Holdings	77,895	1,036,866
Playtech PLC	93,103	1,317,029
Poundland Group PLC	98,481	518,208
Premier Farnell PLC	181,665	384,410
Premier Foods PLC[a]	383,056	236,115
Premier Oil PLC[a]	228,549	477,555
Primary Health Properties PLC	63,701	405,326
Provident Financial PLC	62,646	2,906,379
Prudential PLC	1,063,088	25,008,663
QinetiQ Group PLC	270,878	1,002,657
Quindell PLC[a]	165,796	322,759
Quintain Estates & Development PLC[a]	252,774	519,693
Randgold Resources Ltd.	40,076	2,415,242
Reckitt Benckiser Group PLC	266,411	25,563,516
Redefine International PLC/Isle of Man	433,573	351,827
Redrow PLC	92,983	676,601
Regus PLC	272,748	1,195,151
RELX PLC	471,036	8,217,881
Renishaw PLC	16,026	523,930
Rentokil Initial PLC	754,645	1,729,930
Restaurant Group PLC (The)	88,358	930,019
Rexam PLC	286,628	2,489,131
Rightmove PLC	40,288	2,290,963
Rio Tinto PLC	525,899	20,405,853
Rockhopper Exploration PLC[a],b	212,410	199,708
Rolls-Royce Holdings PLC	769,173	9,530,342
Rotork PLC	367,895	1,228,001
Royal Bank of Scotland Group PLC[a]	1,040,797	5,557,890

Security	Shares	Value
Royal Dutch Shell PLC Class A	1,609,117	$46,202,916
Royal Dutch Shell PLC Class B	1,013,465	29,424,045
Royal Mail PLC	334,137	2,633,176
RPC Group PLC	103,160	1,096,282
RPS Group PLC	116,877	390,307
RSA Insurance Group PLC	420,185	3,370,293
SABMiller PLC	400,852	21,045,950
Safestore Holdings PLC	95,768	450,580
Sage Group PLC (The)	448,935	3,649,935
Savills PLC	56,235	859,558
Schroders PLC	53,170	2,624,399
SEGRO PLC	283,960	1,988,721
Senior PLC	182,727	830,059
Serco Group PLC	456,938	919,124
Severn Trent PLC	101,138	3,478,483
Shaftesbury PLC	105,592	1,540,659
Shanks Group PLC	219,623	341,865
Shire PLC	244,663	21,686,056
SIG PLC	251,165	819,553
Sky PLC	426,188	7,581,760
Smith & Nephew PLC	369,212	6,850,489
Smiths Group PLC	160,141	2,821,372
SOCO International PLC	96,008	236,716
Spectris PLC	49,113	1,496,796
Speedy Hire PLC	309,323	249,797
Spirax-Sarco Engineering PLC	30,029	1,553,887
Spire Healthcare Group PLC[c]	110,044	663,884
Spirent Communications PLC	289,569	422,501
Sports Direct International PLC[a]	112,643	1,392,173
SSE PLC	410,131	9,696,147
SSP Group PLC	156,468	759,364
ST Modwen Properties PLC	90,283	670,902
St. James’s Place PLC	221,982	3,391,286
Stagecoach Group PLC	179,592	1,095,791
Standard Chartered PLC	1,022,469	15,639,713
Standard Life PLC	807,962	5,729,190
Stobart Group Ltd.	154,390	265,621
Stock Spirits Group PLC	114,195	347,938
SuperGroup PLC[a]	19,394	437,925
SVG Capital PLC[a]	99,824	749,436
Synergy Health PLC	26,933	731,304
Synthomer PLC	125,166	627,959
TalkTalk Telecom Group PLC[b]	213,676	1,004,993
Tate & Lyle PLC	194,298	1,652,452
Taylor Wimpey PLC	1,359,646	4,124,640

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Security	Shares	Value
Ted Baker PLC	13,059	$657,617
Telecity Group PLC	88,458	1,511,524
Telecom Plus PLC	32,975	624,694
Tesco PLC	3,359,579	11,308,342
Thomas Cook Group PLC[a]	619,620	1,159,334
Travis Perkins PLC	101,904	3,573,208
TT electronics PLC	99,725	231,097
TUI AG	186,841	3,213,052
Tullett Prebon PLC	109,316	691,733
Tullow Oil PLC	377,726	1,449,437
UBM PLC	188,842	1,566,267
UDG Healthcare PLC	108,160	846,450
Ultra Electronics Holdings PLC	30,079	819,073
Unilever PLC	528,691	23,983,408
UNITE Group PLC (The)	99,206	976,858
United Utilities Group PLC	287,173	3,997,352
Vectura Group PLC[a]	186,773	523,170
Vedanta Resources PLC[b]	37,517	233,771
Vesuvius PLC	91,210	582,285
Victrex PLC	36,510	1,103,014
Virgin Money Holdings UK PLC[a]	75,951	503,717
Vodafone Group PLC	10,962,080	41,371,665
Weir Group PLC (The)	89,723	2,151,997
WH Smith PLC	52,386	1,292,442
Whitbread PLC	73,531	5,955,274
William Hill PLC	358,138	2,262,883
Wm Morrison Supermarkets PLC	894,643	2,547,866
Wolseley PLC	106,671	7,084,544
Workspace Group PLC	51,312	780,306
WPP PLC	542,376	12,441,758
WS Atkins PLC	44,595	1,093,963
Xaar PLC	39,398	318,470
Xchanging PLC	165,760	251,555
Zeal Network SE	3,398	179,886
Zoopla Property Group PLC[b,c]	103,942	389,284

		1,298,525,429

TOTAL COMMON STOCKS
(Cost: $6,275,955,501)		6,324,412,976

INVESTMENT COMPANIES — 0.02%

AUSTRALIA — 0.02%
Spark Infrastructure Group	650,644	924,544

		924,544

TOTAL INVESTMENT COMPANIES
(Cost: $1,067,361)		924,544

Security	Shares	Value
PREFERRED STOCKS — 0.51%

GERMANY — 0.51%
Bayerische Motoren Werke AG	21,277	$1,675,173
Biotest AG	13,158	372,454
Draegerwerk AG & Co. KGaA	3,114	313,602
Fuchs Petrolub SE	29,793	1,302,682
Henkel AG & Co. KGaA	74,478	8,887,000
Jungheinrich AG	7,393	523,906
Porsche Automobil Holding SE	62,914	4,760,778
Sartorius AG	3,713	804,668
Sixt SE	6,718	244,159
STO SE & Co. KGaA	1,098	172,264
Volkswagen AG	68,012	13,706,097

		32,762,783

TOTAL PREFERRED STOCKS
(Cost: $36,212,126)		32,762,783

RIGHTS — 0.00%

SPAIN — 0.00%
Merlin Properties SOCIMI SAa	82,950	119,142

		119,142

TOTAL RIGHTS
(Cost: $0)		119,142

SHORT-TERM INVESTMENTS — 1.56%

MONEY MARKET FUNDS — 1.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	79,245,722	79,245,722
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	4,378,098	4,378,098
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	16,089,111	16,089,111

		99,712,931

TOTAL SHORT-TERM INVESTMENTS
(Cost: $99,712,931)		99,712,931

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.07%
(Cost: $6,412,947,919)	$6,457,932,376
Other Assets, Less Liabilities — (1.07)%	(68,485,533)

NET ASSETS — 100.00%	$6,389,446,843

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of July 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
MSCI EAFE E-Mini	306	Sep. 2015	NYSE LIFFE	$28,641,600	$42,932

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.95%

AUSTRIA — 0.43%
ams AG	5,891	$257,129
Andritz AG	5,601	314,859
CA Immobilien Anlagen AG	8,111	146,519
Erste Group Bank AGa	20,339	613,249
IMMOFINANZ AGa	72,555	179,003
Mayr Melnhof Karton AG	1,303	151,880
Oesterreichische Post AG	3,375	151,578
OMV AG	11,634	311,384
Raiffeisen Bank International AGa	9,568	140,597
Schoeller-Bleckmann Oilfield Equipment AG	1,303	74,097
UNIQA Insurance Group AG	11,157	106,011
Voestalpine AG	8,111	350,213
Wienerberger AG	9,858	163,701
Zumtobel Group AG	2,203	69,125

		3,029,345
BELGIUM — 2.10%
Ackermans & van Haaren NV	1,408	216,544
Ageas	16,370	678,150
AGFA-Gevaert NVa	19,005	57,471
Anheuser-Busch InBev NV	56,481	6,761,370
Befimmo SA	2,931	186,916
Bekaert SAb	3,967	116,586
BHF Kleinwort Benson Group[a]	15,926	94,261
bpost SA	6,287	178,899
Cofinimmo SA	2,209	238,936
Colruyt SA	5,595	273,167
Delhaize Group	7,371	668,529
Econocom Group SA/NV	5,134	47,817
Elia System Operator SA/NV	5,151	217,200
Euronav NV	6,555	100,668
EVS Broadcast Equipment SA	1,466	41,627
Fagron	3,227	152,454
Galapagos NVa	2,487	150,110
Groupe Bruxelles Lambert SA	6,187	513,840
Intervest Offices & Warehouses NV	1,917	47,051
Ion Beam Applications	1,895	59,419
KBC Ancora	2,114	87,786
KBC Groep NV	17,406	1,220,401
Mobistar SAa	2,487	54,103
Nyrstar NVa,b	21,965	64,868
Ontex Group NV	4,663	142,657
Proximus	11,042	418,330

Security	Shares	Value
Solvay SA	4,263	$573,440
Telenet Group Holding NVa	4,263	241,904
UCB SA	8,407	654,466
Umicore SA	7,963	350,685

		14,609,655
DENMARK — 2.75%
AP Moeller – Maersk A/S Class A	267	443,580
AP Moeller – Maersk A/S Class B	489	837,742
Bavarian Nordic A/Sa	1,747	83,036
Carlsberg A/S Class B	7,519	659,097
Chr Hansen Holding A/S	7,815	433,938
Coloplast A/S Class B	8,111	588,489
Danske Bank A/S	46,694	1,467,149
DSV A/S	13,558	466,150
FLSmidth & Co. A/S	3,819	171,906
Genmab A/Sa	3,819	361,625
GN Store Nord A/S	12,670	258,895
ISS A/S	9,118	315,925
Jyske Bank A/S Registered[a,b]	5,595	293,935
NKT Holding A/S	2,635	148,536
Novo Nordisk A/S Class B	135,349	7,984,400
Novozymes A/S Class B	17,258	906,399
Pandora A/S	8,259	934,305
Rockwool International A/S Class B	859	128,846
Royal Unibrew A/S	5,151	169,169
SimCorp A/S	4,707	201,772
Spar Nord Bank A/S	13,854	164,109
Sydbank A/S	6,779	257,868
TDC A/S	59,293	449,951
Topdanmark A/Sa,b	8,111	225,307
Tryg A/S	8,111	164,417
Vestas Wind Systems A/S	15,926	874,644
William Demant Holding A/Sa	1,895	145,207

		19,136,397
FINLAND — 1.40%
Amer Sports OYJ	7,667	224,563
Cargotec OYJ Class B	2,252	78,625
Caverion Corp.	13,706	140,074
Citycon OYJ	54,046	144,147
Elisa OYJ	9,906	335,672
Fortum OYJ	32,888	581,381
Huhtamaki OYJ	5,891	210,360
Kemira OYJ	9,414	122,212
Kesko OYJ Class B	4,263	166,686
Kone OYJ Class B	23,700	999,218

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Konecranes OYJ	3,182	$99,035
Metso OYJ	7,519	207,767
Neste OYJ	9,259	258,916
Nokia OYJ	262,718	1,866,398
Nokian Renkaat OYJ	7,597	229,647
Orion OYJ Class B	6,927	291,055
Outokumpu OYJ[a,b]	19,833	92,295
Outotec OYJ[b]	13,262	89,161
Sampo OYJ Class A	31,704	1,576,268
Sponda OYJ	27,560	110,228
Stora Enso OYJ Class R	36,559	345,556
Tieto OYJ	5,299	136,412
UPM-Kymmene OYJ	36,855	684,084
Uponor OYJ	7,519	119,875
Valmet OYJ	12,670	150,623
Wartsila OYJ Abp	10,006	462,326
YIT OYJ	7,531	45,514

		9,768,098
FRANCE — 14.09%
ABC Arbitrage	15,778	84,372
Accor SA	13,830	682,638
Aeroports de Paris	2,339	282,200
Air France-KLM[a,b]	7,963	57,318
Air Liquide SA	24,037	3,148,366
Airbus Group SE	41,443	2,957,925
Alcatel-Lucenta	193,825	736,025
Alstom SAa	15,334	453,362
Alten SA	2,931	148,574
Altran Technologies SA	15,186	180,366
APERAM SAa	3,097	114,953
ArcelorMittal	71,400	651,601
Arkema SA	4,449	348,901
Atos	5,743	439,846
AXA SA	136,362	3,615,830
Belvedere SAa	2,191	50,811
BNP Paribas SA	74,481	4,880,641
Boiron SA	711	79,340
Bollore SA	57,922	322,536
BOURBON SA	2,910	45,494
Bouygues SA	13,791	509,144
Bureau Veritas SA	17,409	409,211
Cap Gemini SA	10,545	1,014,189
Carrefour SA	38,440	1,327,414
Casino Guichard Perrachon SA	3,967	296,331
Cellectis SAa	987	35,517

Security	Shares	Value
CGG SAa,b	12,670	$63,903
Christian Dior SE	3,819	796,416
Cie. de Saint-Gobain	32,830	1,565,691
Cie. Generale des Etablissements Michelin Class B	12,966	1,277,834
CNP Assurances	12,078	204,369
Coface SAa	7,127	70,711
Credit Agricole SA	73,011	1,157,157
Danone SA	39,963	2,723,807
Dassault Systemes	9,118	692,791
DBV Technologies SAa	1,155	101,118
Edenred	15,186	381,118
Eiffage SA	2,931	177,427
Electricite de France SA	17,882	428,528
Elior[c]	5,003	99,026
Engie	103,776	2,004,777
Essilor International SA	14,446	1,861,014
Etablissements Maurel et Prom[a]	9,605	61,985
Euler Hermes Group	1,303	136,764
Eurazeo SA	3,232	211,289
Eurofins Scientific SE	711	234,918
Eutelsat Communications SA	11,338	347,618
Faurecia	4,707	181,837
Fonciere des Regions	1,999	173,684
GameLoft SEa	8,139	38,937
Gaztransport Et Technigaz SA	1,835	112,622
Gecina SA	2,184	281,476
Genfit[a,b]	1,599	64,474
Groupe Eurotunnel SE Registered	36,411	526,393
Groupe Fnac[a]	1,007	61,226
Havas SA	8,988	77,755
Hermes International	1,960	767,564
ICADE	2,487	185,529
Iliad SA	1,895	452,342
Imerys SA	2,487	188,551
Ingenico Group	3,819	503,588
Innate Pharma SAa	2,783	43,785
Ipsen SA	3,079	199,075
IPSOS	3,819	96,329
JCDecaux SA	4,400	169,442
Kering	5,447	1,056,782
Klepierre	11,657	533,780
Korian SA	3,819	137,005
L’Oreal SA	17,702	3,331,715
Lagardere SCA	9,266	278,615

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Legrand SA	18,709	$1,158,590
LVMH Moet Hennessy Louis Vuitton SE	19,449	3,668,041
Mercialys SA	6,483	148,699
Metropole Television SA	2,895	58,885
Montupet	563	43,729
Natixis SA	67,404	498,288
Neopost SA	3,079	124,524
Nexans SAa	2,635	107,834
Nexity SA	3,523	156,279
Numericable-SFR SAS[a]	7,519	412,419
Orange SA	130,693	2,156,557
Orpea	3,375	256,397
Pernod Ricard SA	15,038	1,811,837
Peugeot SAa	30,224	609,255
Pierre & Vacances SAa	743	24,323
Plastic Omnium SA	4,707	133,290
Publicis Groupe SA	12,522	953,780
Rallye SA	2,931	86,803
Remy Cointreau SA	2,191	156,839
Renault SA	13,410	1,241,288
Rexel SA	19,362	307,084
Rubis SCA	3,468	250,895
Safran SA	20,119	1,530,653
Sanofi	83,626	9,051,861
Schneider Electric SE	38,385	2,696,831
SCOR SE	10,894	420,305
SEB SA	1,747	177,306
SES SA	22,409	697,326
Societe BIC SA	2,191	377,512
Societe Generale SA	50,928	2,520,798
Societe Television Francaise 1	8,851	153,335
Sodexo SA	6,335	593,954
Solocal Group[a,b]	84,536	38,294
Sopra Steria Group	1,155	111,021
STMicroelectronics NV	46,150	362,684
Suez Environnement Co.	21,661	417,736
Technicolor SA Registered	22,853	181,819
Technip SA	7,223	413,541
Teleperformance	4,411	329,448
Thales SA	6,858	466,974
Total SA	150,911	7,515,538
UBISOFT Entertainment[a]	8,703	170,098
Unibail-Rodamco SE	6,633	1,775,689
Valeo SA	5,447	731,202

Security	Shares	Value
Vallourec SA	7,815	$129,214
Veolia Environnement SA	32,888	738,536
Vicat	1,747	130,866
Vinci SA	33,924	2,188,887
Vivendi SA	84,366	2,231,024
Wendel SA	2,339	313,340
Zodiac Aerospace	13,854	415,574

		98,180,674
GERMANY — 12.41%
Aareal Bank AG	4,263	175,093
adidas AG	14,446	1,188,591
AIXTRON SEa,b	10,302	61,475
Allianz SE Registered	31,852	5,247,081
alstria office REIT-AG	11,486	159,581
Aurubis AG	3,375	203,112
Axel Springer SE	3,079	173,357
BASF SE	64,296	5,579,992
Bayer AG Registered	58,257	8,644,255
Bayerische Motoren Werke AG	23,297	2,350,034
Bechtle AG	1,747	149,473
Beiersdorf AG	6,779	582,855
Bilfinger SEb	3,375	139,851
Brenntag AG	11,042	617,674
Commerzbank AGa	73,887	962,058
Continental AG	7,815	1,757,533
CTS Eventim AG & Co. KGaA	4,707	178,456
Daimler AG Registered	67,552	6,074,530
Deutsche Annington Immobilien SE	30,953	971,235
Deutsche Bank AG Registered	96,917	3,428,662
Deutsche Boerse AG	13,706	1,251,273
Deutsche Euroshop AG	3,819	171,393
Deutsche Lufthansa AG Registered[a]	17,258	235,484
Deutsche Post AG Registered	67,848	2,062,951
Deutsche Telekom AG Registered	222,459	4,043,145
Deutsche Wohnen AG Bearer	23,622	587,353
Dialog Semiconductor PLC[a]	5,447	272,741
DMG Mori AG	5,151	189,513
Drillisch AG	3,967	168,699
Duerr AG	2,043	169,291
E.ON SE	141,172	1,873,247
ElringKlinger AG	3,523	85,438
Evonik Industries AG	9,900	398,527
Fraport AG Frankfurt Airport Services Worldwide	2,931	193,619
Freenet AG	10,154	350,863

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Fresenius Medical Care AG & Co. KGaA	15,630	$1,283,591
Fresenius SE & Co. KGaA	27,412	1,902,879
GEA Group AG	13,262	564,855
Gerresheimer AG	3,079	227,617
Gerry Weber International AGb	2,783	68,968
Grand City Properties SA	6,039	105,120
Hannover Rueck SE	4,559	486,475
HeidelbergCement AG	9,858	756,423
Heidelberger Druckmaschinen AGa,b	17,110	43,876
Henkel AG & Co. KGaA	8,259	838,857
HUGO BOSS AG	4,650	564,103
Indus Holding AG	3,671	181,988
Infineon Technologies AG	79,955	901,492
K+S AG Registered	12,993	536,315
Kabel Deutschland Holding AGa	1,747	238,376
KION Group AG	4,111	188,699
Kloeckner & Co. SEb	9,266	87,449
Krones AG	1,599	185,587
KUKA AGb	2,783	240,019
Lanxess AG	6,631	384,849
LEG Immobilien AG	3,819	279,368
LEONI AG	2,783	177,324
Linde AG	13,114	2,493,558
MAN SE	2,635	276,397
Merck KGaA	9,414	963,346
METRO AG	11,782	374,249
MorphoSys AGa,b	1,895	154,033
MTU Aero Engines AG	3,967	366,764
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	12,670	2,341,941
Nordex SEa	6,631	189,347
NORMA Group SE	3,079	149,885
Osram Licht AG	6,483	371,317
Pfeiffer Vacuum Technology AG	1,451	133,798
ProSiebenSat.1 Media SE Registered	15,334	788,640
QIAGEN NVa	17,969	506,749
QSC AG	12,670	25,463
Rational AG	207	81,361
Rheinmetall AG	3,227	176,752
RHOEN-KLINIKUM AG	8,259	230,953
RTL Group SAa	2,931	268,262
RWE AG	34,960	731,954
Salzgitter AG	3,523	126,561

Security	Shares	Value
SAP SE	68,274	$4,922,728
SGL Carbon SEa,b	3,006	52,043
Siemens AG Registered	55,741	6,000,887
Software AG	5,151	155,054
STADA Arzneimittel AG	2,919	112,990
Suedzucker AG	7,223	119,905
Symrise AG	9,414	629,576
TAG Immobilien AG	12,078	137,314
Telefonica Deutschland Holding AG	41,622	260,051
ThyssenKrupp AG	32,000	816,175
United Internet AG Registered[d]	9,118	453,684
Volkswagen AG	2,381	484,171
Vossloh AGa	711	45,499
Wacker Chemie AG	1,017	102,588
Wincor Nixdorf AG	2,931	125,323
Wirecard AG	8,970	357,769

		86,469,752
IRELAND — 0.71%
Bank of Ireland[a]	1,937,551	819,890
C&C Group PLC	26,553	104,088
CRH PLC	56,925	1,692,781
Glanbia PLC	12,966	272,471
Kerry Group PLC Class A	11,190	854,920
Kingspan Group PLC	10,450	265,147
Paddy Power PLC	2,765	248,181
Ryanair Holdings PLC ADR	2,783	206,248
Smurfit Kappa Group PLC	15,988	484,003

		4,947,729
ISRAEL — 0.00%
Plus500 Ltd.	5,483	32,835

		32,835
ITALY — 4.01%
A2A SpA	124,802	160,225
Anima Holding SpA[c]	15,630	161,463
Ansaldo STS SpA	15,189	158,082
Ascopiave SpA	40,999	99,293
Assicurazioni Generali SpA	83,626	1,656,628
Atlantia SpA	30,372	816,094
Autogrill SpA[a]	15,482	140,520
Azimut Holding SpA	5,184	130,359
Banca Carige SpA[a]	44,824	86,023
Banca Generali SpA	5,447	180,303
Banca Monte dei Paschi di Siena SpA[a]	178,100	355,374

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Banca Popolare dell’Emilia Romagna SC	35,708	$316,602
Banca Popolare di Milano Scarl	260,372	283,645
Banca Popolare di Sondrio Scarl	35,290	180,758
Banco Popolare SCa	16,554	288,794
Beni Stabili SpA SIIQ	64,618	51,403
Brembo SpA	2,342	106,323
Buzzi Unicem SpA[b]	8,259	141,893
Cerved Information Solutions SpA	13,854	112,350
CNH Industrial NV	68,144	613,605
Credito Emiliano SpA	7,831	66,448
Credito Valtellinese SCa	96,325	138,246
Davide Campari-Milano SpA	27,856	224,208
De’ Longhi	6,483	159,085
Enel Green Power SpA	146,915	306,945
Enel SpA	501,107	2,372,936
Eni SpA	180,261	3,178,616
EXOR SpA	8,407	425,970
FinecoBank Banca Fineco SpA	21,225	170,250
Finmeccanica SpA[a]	24,295	352,172
Hera SpA	78,031	198,117
Immobiliare Grande Distribuzione SIIQ SpA	39,034	36,485
Intesa Sanpaolo SpA	891,500	3,449,379
Intesa Sanpaolo SpA RSP	121,372	407,926
Italcementi SpA	14,466	160,787
Luxottica Group SpA	11,930	870,596
Mediaset SpA	52,810	269,214
Mediobanca SpA	45,706	500,691
Mediolanum SpA	18,413	148,203
Moleskine SpA	26,553	46,881
Moncler SpA	8,407	171,837
Pirelli & C. SpA	19,005	317,065
Prysmian SpA	15,630	360,745
Recordati SpA	10,746	269,392
Saipem SpA[a,b]	19,899	174,564
Salini Impregilo SpA	16,110	77,391
Salvatore Ferragamo SpA	5,003	159,083
Snam SpA	154,878	766,604
Societa Cattolica di Assicurazioni Scrl	11,354	93,707
Tamburi Investment Partners SpA	19,449	74,564
Telecom Italia SpA[a]	707,932	942,502
Telecom Italia SpA RSP	429,407	448,337
Tenaris SA	34,682	440,279
Terna Rete Elettrica Nazionale SpA	117,698	552,144

Security	Shares	Value
Tod’s SpA	1,155	$117,401
Trevi Finanziaria Industriale SpA	16,592	30,962
UniCredit SpA	336,468	2,243,492
Unione di Banche Italiane SpA	63,394	517,602
Unipol Gruppo Finanziario SpA	34,076	183,877
UnipolSai SpA	72,111	188,663
World Duty Free SpA[a]	10,230	114,948
Yoox SpA[a]	4,707	159,968

		27,928,019
NETHERLANDS — 4.32%
Aalberts Industries NV	8,111	256,118
Aegon NV	128,769	996,462
Akzo Nobel NV	16,962	1,222,066
Altice SAa,b	6,065	770,605
Arcadis NV	5,299	139,925
ASM International NV	4,707	213,144
ASML Holding NV	25,517	2,555,365
Boskalis Westminster NV	6,927	340,610
Corbion NV	3,987	84,489
Delta Lloyd NV	15,038	268,577
Eurocommercial Properties NV	3,819	165,802
Euronext NVc	5,003	229,753
Fiat Chrysler Automobiles NVa	64,002	1,011,191
Fugro NV CVA[a,b]	5,299	111,677
Gemalto NV	5,743	496,128
Heineken Holding NV	7,371	515,017
Heineken NV	16,370	1,297,518
IMCD Group NV	2,745	101,448
ING Groep NV CVA	270,829	4,635,003
Koninklijke Ahold NV	66,664	1,334,974
Koninklijke BAM Groep NVa	22,409	104,531
Koninklijke DSM NV	12,522	719,555
Koninklijke KPN NV	228,202	907,665
Koninklijke Philips NV	66,812	1,868,684
Koninklijke Vopak NV	5,447	286,462
NN Group NV	13,262	411,663
NSI NV	10,814	48,735
OCI NVa	5,970	201,605
PostNL NVa	35,108	151,743
Randstad Holding NV	8,970	617,821
RELX NV	76,227	1,277,609
Royal Imtech NVa,b	8,283	26,475
SBM Offshore NVa	14,298	175,427
TKH Group NV	5,003	216,128
TNT Express NV	32,910	277,432

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
TomTom NVa,b	6,154	$66,966
Unilever NV CVA	114,471	5,161,376
Wereldhave NV	2,706	160,997
Wolters Kluwer NV	21,521	717,604

		30,144,350
NORWAY — 1.16%
Akastor ASA[a]	21,532	29,270
Aker Solutions ASA	13,432	53,769
Bakkafrost P/F	2,962	90,367
Borregaard ASA	7,986	50,841
BW LPG Ltd.[c]	10,302	84,848
DNB ASA	70,660	1,157,840
DNO ASA[a,b]	57,940	54,135
Gjensidige Forsikring ASA	16,666	268,785
Hexagon Composites ASA	8,879	26,433
Kongsberg Automotive ASA[a]	60,578	38,230
Leroy Seafood Group ASA	1,579	54,583
Marine Harvest ASA	26,553	329,591
Norsk Hydro ASA	104,436	391,466
Norwegian Air Shuttle ASA[a,b]	1,747	75,736
Norwegian Property ASA[a]	21,647	25,218
Opera Software ASA[b]	12,374	98,945
Orkla ASA	62,253	499,320
Petroleum Geo-Services ASA	20,781	95,304
Prosafe SE	23,757	69,557
REC Silicon ASA[a,b]	216,687	39,105
REC Solar ASA[a]	2,760	36,160
Salmar ASA	3,663	58,130
Schibsted ASA[b]	5,743	201,210
Schibsted ASA Class Ba	5,451	179,043
Seadrill Ltd.	26,004	236,244
Selvaag Bolig ASA	9,950	31,825
Statoil ASA	81,998	1,394,062
Storebrand ASA[a]	31,594	128,026
Subsea 7 SAa	21,965	193,336
Telenor ASA	55,741	1,228,807
TGS Nopec Geophysical Co. ASA[b]	7,963	168,785
Thin Film Electronics ASA[a]	40,710	20,934
Yara International ASA	13,854	692,968

		8,102,873
PORTUGAL — 0.26%
Banco BPI SA Registered[a,b,d]	31,373	35,737
Banco Comercial Portugues SA Registered[a,b]	2,767,892	214,068

Security	Shares	Value
BANIF-Banco Internacional do Funchal SAa	5,229,310	$35,243
CTT-Correios de Portugal SA	14,742	153,104
EDP-Energias de Portugal SA	124,200	462,165
Galp Energia SGPS SA	29,003	338,064
Jeronimo Martins SGPS SA	19,153	286,311
NOS SGPS SA	21,669	184,729
Pharol SGPS SA Registered[a]	55,724	20,933
Sonae SGPS SA	58,371	81,452

		1,811,806
SPAIN — 5.25%
Abengoa SA Class Bb	34,391	77,780
Abertis Infraestructuras SA	31,518	519,032
Acciona SA	2,191	178,190
Acerinox SA	12,557	153,997
ACS Actividades de Construccion y Servicios SA	13,471	454,689
Aena SAa,c	4,719	523,464
Almirall SA	9,266	183,150
Amadeus IT Holding SA Class A	31,069	1,363,109
Applus Services SA	7,650	86,211
Atresmedia Corp. de Medios de Comunicacion SA	9,562	144,312
Axiare Patrimonio SOCIMI SA	12,670	160,982
Banco Bilbao Vizcaya Argentaria SA	443,055	4,510,340
Banco de Sabadell SA	345,858	792,520
Banco Popular Espanol SA	127,082	586,759
Banco Santander SA	1,012,545	7,029,978
Bankia SA	329,559	438,028
Bankinter SA	53,254	413,806
CaixaBank SA	182,045	816,397
Cia. de Distribucion Integral Logista Holdings SA	3,523	69,907
CIE Automotive SA	4,115	65,514
Corp Financiera Alba SA	2,487	117,000
Deoleo SAa	93,957	41,004
Distribuidora Internacional de Alimentacion SA	46,742	294,313
Ebro Foods SA	7,815	156,974
Enagas SA	1,036	29,280
Ence Energia y Celulosa SA	12,100	43,983
Endesa SA	18,016	380,981
Faes Farma SA	20,911	58,567
Ferrovial SA	31,143	761,801

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Fomento de Construcciones y Contratas SAa,b	9,154	$94,958
Gamesa Corp. Tecnologica SA	16,370	260,715
Gas Natural SDG SA	26,108	570,707
Grifols SA	11,634	516,595
Grupo Catalana Occidente SA	5,003	156,154
Hispania Activos Inmobiliarios SAU[a]	8,407	129,110
Iberdrola SA	389,191	2,762,306
Indra Sistemas SA	9,858	111,367
Industria de Diseno Textil SA	77,439	2,667,286
Inmobiliaria Colonial SAa	172,728	129,198
International Consolidated Airlines Group SAa	69,476	581,231
Lar Espana Real Estate SOCIMI SA	7,815	77,278
Liberbank SAa	142,652	99,924
Mapfre SA	70,956	229,386
Mediaset Espana Comunicacion SA	17,554	221,971
Merlin Properties SOCIMI SAa	11,956	131,819
Miquel y Costas & Miquel SA	1,248	45,502
NH Hotel Group SAa,b	24,037	146,596
Obrascon Huarte Lain SAb	3,967	66,358
Papeles y Cartones de Europa SA	7,965	45,981
Promotora de Informaciones SAa,b	4,888	44,948
Prosegur Cia. de Seguridad SA	26,701	142,193
Red Electrica Corp. SA	565	45,426
Repsol SA	74,635	1,261,646
Sacyr SAa	27,496	95,481
Saeta Yield SA	8,111	82,732
Tecnicas Reunidas SA	2,931	150,128
Telefonica SA	313,544	4,829,083
Viscofan SA	4,559	274,114
Zardoya Otis SA	14,309	157,935
Zardoya Otis SA New[a]	438	4,834

		36,585,030
SWEDEN — 4.73%
AAK AB	2,783	189,690
AF AB Class B	8,259	116,295
Alfa Laval AB	22,409	414,710
Arcam ABa	1,599	23,961
Assa Abloy AB	70,808	1,445,820
Atlas Copco AB Class A	47,334	1,301,555
Atlas Copco AB Class B	27,412	677,356
Avanza Bank Holding AB	1,747	72,933
Betsson AB	8,135	136,889
BillerudKorsnas AB	14,002	216,347

Security	Shares	Value
Boliden AB	20,485	$380,537
Castellum AB	11,930	171,116
Electrolux AB Class B	16,962	490,738
Elekta AB Class B	27,412	183,164
Fabege AB	12,226	170,800
Fastighets AB Balder Class Ba	5,368	89,953
Fingerprint Cards ABa,b	4,855	115,495
Getinge AB Class B	14,890	367,588
Hemfosa Fastigheter AB	9,465	102,924
Hennes & Mauritz AB Class B	66,812	2,673,914
Hexagon AB Class B	18,413	598,851
Hexpol AB	20,633	222,682
Holmen AB Class B	4,115	118,142
Hufvudstaden AB Class A	10,154	132,144
Husqvarna AB Class B	31,704	232,732
ICA Gruppen AB	5,447	199,957
Industrivarden AB Class C	10,830	205,981
Indutrade AB	3,819	187,935
Intrum Justitia AB	7,075	242,148
Investment AB Kinnevik Class B	17,110	550,886
Investor AB Class B	32,592	1,265,233
JM AB	5,891	156,971
L E Lundbergforetagen AB Class B	3,375	154,829
Loomis AB Class B	5,891	165,696
Lundin Petroleum ABa	16,222	236,650
Meda AB Class A	20,506	336,689
Medivir AB Class Ba	1,747	18,641
Millicom International Cellular SA SDR	4,707	346,353
Modern Times Group MTG AB Class B	3,378	96,431
NCC AB Class B	6,335	190,521
NetEnt AB	2,191	102,583
Nibe Industrier AB Class B	6,631	187,902
Nobia AB	8,407	99,213
Nordea Bank AB	214,952	2,694,608
Opus Group AB	24,369	24,723
Oriflame Holding AGa	3,179	47,340
Peab AB	18,561	141,338
Ratos AB Class B	17,110	107,743
Saab AB	5,595	135,905
Sandvik AB	74,627	758,854
SAS ABa,b	12,966	23,134
Securitas AB Class B	24,185	348,868
Skandinaviska Enskilda Banken AB Class A	107,219	1,300,321

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Skanska AB Class B	26,968	$571,412
SKF AB Class B	28,300	557,063
SSAB AB Class Aa,b	21,969	105,293
Svenska Cellulosa AB SCA Class B	41,109	1,177,364
Svenska Handelsbanken AB Class A	105,707	1,627,134
Swedbank AB Class A	64,080	1,510,947
Swedish Match AB	15,186	468,043
Swedish Orphan Biovitrum ABa	14,150	187,448
Tele2 AB Class B	23,297	243,826
Telefonaktiebolaget LM Ericsson Class B	214,763	2,311,569
TeliaSonera AB	182,854	1,118,396
Trelleborg AB Class B	17,850	310,357
Unibet Group PLC SDR	3,079	198,914
Volvo AB Class B	107,182	1,276,125
Vostok New Ventures Ltd.[a]	5,965	41,736
Wallenstam AB Class B	16,814	122,447
Wihlborgs Fastigheter AB	8,111	140,694

		32,942,557
SWITZERLAND — 13.72%
ABB Ltd. Registered	152,658	3,117,965
Actelion Ltd. Registered	7,667	1,139,959
Adecco SA Registered	11,782	988,678
Allreal Holding AG Registered	1,747	251,026
Aryzta AG	6,483	330,997
Baloise Holding AG Registered	3,375	432,629
Banque Cantonale Vaudoise Registered	267	174,046
Barry Callebaut AG Registered	150	168,713
Basilea Pharmaceutica Registered[a]	1,303	144,386
BKW AG	2,230	81,209
Bucher Industries AG Registered	711	174,144
Burckhardt Compression Holding AG	415	157,822
Cembra Money Bank AG	1,762	107,799
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	60	339,611
Chocoladefabriken Lindt & Sprungli AG Registered	6	402,664
Cie. Financiere Richemont SA Class A Registered	36,263	3,146,742
Clariant AG Registered	21,225	425,781
Cosmo Pharmaceuticals SAa	324	55,657
Credit Suisse Group AG Registered	106,874	3,166,967
Daetwyler Holding AG Bearer	1,059	131,783
Dufry AG Registered[a,b]	2,850	397,654

Security	Shares	Value
EMS-Chemie Holding AG Registered	563	$276,199
Flughafen Zuerich AG Registered	415	342,415
Forbo Holding AG Registered	119	145,856
Galenica AG Registered	310	355,124
GAM Holding AG	13,114	276,307
Gategroup Holding AG	2,128	79,044
Geberit AG Registered	2,635	917,082
Georg Fischer AG Registered	306	205,040
Givaudan SA Registered	612	1,146,187
Helvetia Holding AG Registered	450	248,621
Implenia AG Registered	2,339	141,153
Julius Baer Group Ltd.	16,074	893,929
Kaba Holding AG Class B	415	266,850
Kuehne + Nagel International AG Registered	3,819	530,075
Kuoni Reisen Holding AG Class B Registered	415	115,830
LafargeHolcim Ltd.[a]	9,531	664,043
LafargeHolcim Ltd. Registered	18,662	1,306,787
Leonteq AG	569	132,200
Logitech International SA Registered	13,854	200,365
Lonza Group AG Registered	4,115	599,845
Meyer Burger Technology AGa,b	11,042	95,588
Mobimo Holding AG Registered	1,155	247,079
Myriad Group AGa,b	7,427	35,006
Nestle SA Registered	225,877	17,203,409
Novartis AG Registered	160,917	16,809,975
OC Oerlikon Corp. AG Registered	14,002	172,639
Orascom Development Holding AGa,b	2,118	26,114
Panalpina Welttransport Holding AG Registered	1,155	144,450
Pargesa Holding SA Bearer	2,487	168,327
Partners Group Holding AG	1,303	438,581
PSP Swiss Property AG Registered	3,375	304,631
Roche Holding AG	49,258	14,304,347
Santhera Pharmaceutical Holding AGa,b	267	26,225
Schindler Holding AG Participation Certificates	2,783	450,851
Schindler Holding AG Registered	1,895	309,557
Schmolz + Bickenbach AG Registered[a]	48,319	40,723
SGS SA Registered	415	796,665
Sika AG Bearer	150	546,717
Sonova Holding AG Registered	3,967	567,953

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Straumann Holding AG Registered	859	$255,618
Sulzer AG Registered	1,747	180,317
Sunrise Communications Group AGa,c	2,635	208,365
Swatch Group AG (The) Bearer	2,191	948,575
Swatch Group AG (The) Registered	3,523	290,315
Swiss Life Holding AG Registered	2,339	555,363
Swiss Prime Site AG Registered	3,573	286,256
Swiss Re AG	24,458	2,213,969
Swisscom AG Registered	1,800	1,052,544
Syngenta AG Registered	6,472	2,680,112
Tecan Group AG Registered	1,599	196,984
Temenos Group AG Registered	5,595	206,371
Transocean Ltd.[b]	27,169	375,408
UBS Group AG	255,939	5,925,130
Valiant Holding AG Registered	2,191	219,077
Zurich Insurance Group AG	10,402	3,185,213

		95,647,638
UNITED KINGDOM — 31.61%
3i Group PLC	60,193	519,909
AA PLC[a]	42,376	241,366
Abcam PLC	9,164	83,657
Aberdeen Asset Management PLC	63,112	358,490
Admiral Group PLC	13,410	309,919
Aggreko PLC	18,117	339,259
Alent PLC	25,668	190,261
Allied Minds PLC[a]	12,225	88,995
Amec Foster Wheeler PLC	24,328	311,304
Amerisur Resources PLC[a]	71,400	37,326
Amlin PLC	39,075	311,285
Anglo American PLC	97,953	1,239,966
Antofagasta PLC	22,261	196,966
AO World PLC[a]	11,782	22,890
ARM Holdings PLC	97,953	1,539,257
Ashmore Group PLC[b]	24,925	103,579
Ashtead Group PLC	34,812	533,191
ASOS PLC[a]	3,819	202,625
Associated British Foods PLC	25,813	1,298,666
AstraZeneca PLC	88,806	5,986,734
Avanti Communications Group PLC[a]	9,315	29,872
AVEVA Group PLC	5,151	177,241
Aviva PLC	280,698	2,277,753
Babcock International Group PLC	12,768	197,551
BAE Systems PLC	219,203	1,642,603
Balfour Beatty PLC	49,850	183,353

Security	Shares	Value
Bank of Georgia Holdings PLC	3,523	$109,733
Barclays PLC	1,145,627	5,165,708
Barratt Developments PLC	67,996	673,785
BBA Aviation PLC	38,631	178,982
Beazley PLC	44,966	237,103
Bellway PLC	8,703	327,439
Berendsen PLC	15,482	247,153
Berkeley Group Holdings PLC	8,259	434,203
Betfair Group PLC	7,691	334,130
BG Group PLC	240,161	4,094,377
BHP Billiton PLC	146,619	2,705,549
Big Yellow Group PLC	17,406	191,357
Bodycote PLC	16,370	174,730
boohoo.com PLC[a]	55,297	24,377
Booker Group PLC	108,847	304,042
Bovis Homes Group PLC	11,486	204,870
BP PLC	1,278,096	7,887,130
Brewin Dolphin Holdings PLC	27,856	136,972
British American Tobacco PLC	131,581	7,804,678
British Land Co. PLC (The)	60,181	789,804
Britvic PLC	19,301	206,768
BT Group PLC	585,235	4,241,634
BTG PLC[a]	27,856	284,289
Bunzl PLC	22,705	649,808
Burberry Group PLC	30,076	755,162
Bwin.Party Digital Entertainment PLC	74,775	134,073
Cable & Wireless Communications PLC	211,388	211,282
Cairn Energy PLC[a]	49,258	124,064
Capita PLC	44,255	900,542
Capital & Counties Properties PLC	48,962	352,457
Card Factory PLC	21,513	117,398
Carillion PLC	31,556	170,283
Carnival PLC	12,522	694,082
Centamin PLC	107,367	92,821
Centrica PLC	358,303	1,490,087
Cineworld Group PLC	23,001	183,593
Close Brothers Group PLC	12,078	273,857
Cobham PLC	80,251	327,231
Coca-Cola HBC AG	14,298	298,535
Compass Group PLC	112,992	1,807,322
Countrywide PLC	13,304	108,164
Crest Nicholson Holdings PLC	24,481	208,586
Croda International PLC	9,266	439,572

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
CSR PLC	14,446	$202,436
Daily Mail & General Trust PLC Class A NVS	21,077	264,112
Dairy Crest Group PLC	20,189	182,099
DCC PLC	5,891	465,161
De La Rue PLC	11,190	88,270
Debenhams PLC	113,139	155,102
Derwent London PLC	6,187	350,953
Devro PLC	11,726	55,490
Diageo PLC	175,688	4,906,115
Dignity PLC	6,338	242,019
Diploma PLC	14,298	165,890
Direct Line Insurance Group PLC	94,243	538,115
Dixons Carphone PLC	62,401	443,843
Domino’s Pizza Group PLC	15,778	220,979
Drax Group PLC	30,372	141,381
DS Smith PLC	64,000	399,988
Dunelm Group PLC	9,858	137,682
easyJet PLC	11,338	290,872
Electrocomponents PLC	38,187	118,765
Elementis PLC	38,483	154,336
EnQuest PLC[a]	70,216	38,898
Enterprise Inns PLC[a]	64,444	113,135
Essentra PLC	18,117	257,978
esure Group PLC	33,184	139,816
Evraz PLC[a]	21,669	34,085
Experian PLC	68,440	1,282,676
Fenner PLC	25,813	67,270
FirstGroup PLC[a]	92,477	166,534
Foxtons Group PLC	28,300	107,756
Fresnillo PLC	17,969	181,423
G4S PLC	111,511	478,014
Galliford Try PLC	9,266	256,658
Genus PLC	8,555	192,375
GKN PLC	106,656	530,101
GlaxoSmithKline PLC	339,565	7,397,284
Glencore PLC	771,517	2,504,222
Globo PLC[a,b]	27,725	16,873
Go-Ahead Group PLC	4,411	175,526
Grafton Group PLC	18,117	203,131
Grainger PLC	43,959	163,881
Great Portland Estates PLC	23,593	306,501
Greencore Group PLC	34,516	170,420
Greene King PLC	19,840	267,497
Greggs PLC	8,259	174,635

Security	Shares	Value
Gulf Keystone Petroleum Ltd.[a,b]	92,625	$41,917
GW Pharmaceuticals PLC[a]	14,152	133,830
Halfords Group PLC	17,554	149,018
Halma PLC	30,372	358,784
Hammerson PLC	44,403	455,934
Hansteen Holdings PLC	97,953	186,178
Hargreaves Lansdown PLC	17,258	322,635
Hays PLC	111,067	288,925
Helical Bar PLC	5,417	35,947
Henderson Group PLC	76,699	341,712
Hikma Pharmaceuticals PLC	11,486	429,278
Hiscox Ltd.[b]	22,568	325,937
Home Retail Group PLC	62,520	159,320
Homeserve PLC	24,104	163,998
Howden Joinery Group PLC	49,110	379,809
HSBC Holdings PLC	1,343,753	12,155,888
Hunting PLC	11,634	93,225
ICAP PLC	39,519	318,523
IG Group Holdings PLC	28,004	327,096
Imagination Technologies Group PLC[a]	15,515	56,715
IMI PLC	18,561	307,313
Imperial Tobacco Group PLC	67,256	3,531,669
Inchcape PLC	28,448	356,477
Indivior PLC[a]	44,966	185,107
Informa PLC	37,891	352,408
Inmarsat PLC	30,224	418,821
InterContinental Hotels Group PLC	16,083	677,131
Intermediate Capital Group PLC	26,920	245,121
International Personal Finance PLC	17,969	111,882
Interserve PLC	14,446	145,515
Intertek Group PLC	10,894	415,992
Intu Properties PLC	52,070	267,817
Investec PLC	38,039	347,552
ITE Group PLC	16,507	47,526
ITV PLC	265,678	1,163,756
J D Wetherspoon PLC	10,894	121,636
J Sainsbury PLC	89,961	371,878
John Menzies PLC	5,299	42,544
John Wood Group PLC	26,820	261,788
Johnson Matthey PLC	14,002	636,931
Jupiter Fund Management PLC	27,856	204,132
Just Eat PLC[a]	18,077	122,992
KAZ Minerals PLC[a]	26,701	67,459
Keller Group PLC	9,118	150,539

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Kier Group PLC	9,343	$210,386
Kingfisher PLC	163,877	922,419
Ladbrokes PLC	67,404	119,805
Laird PLC	29,928	184,055
Lancashire Holdings Ltd.	18,709	188,018
Land Securities Group PLC	51,626	1,045,700
Legal & General Group PLC	412,001	1,676,113
Lloyds Banking Group PLC	3,996,180	5,188,386
London Stock Exchange Group PLC	21,792	887,908
LondonMetric Property PLC	61,809	156,061
Lonmin PLC[a]	51,981	42,302
Majestic Wine PLC	5,145	34,925
Man Group PLC	126,845	322,447
Marks & Spencer Group PLC	110,623	939,092
Marston’s PLC	60,181	146,597
Meggitt PLC	53,550	388,159
Melrose Industries PLC	69,256	299,149
Merlin Entertainments PLC[c]	36,855	238,963
Michael Page International PLC	23,149	197,960
Micro Focus International PLC	12,830	279,897
Mitchells & Butlers PLC[a]	20,781	122,646
Mitie Group PLC	35,967	180,727
Mondi PLC	24,925	598,990
Moneysupermarket.com Group PLC	41,887	191,715
Monitise PLC[a]	152,773	11,944
Morgan Advanced Materials PLC	29,484	163,151
Mothercare PLC[a]	14,604	61,817
N Brown Group PLC	18,561	92,223
Nanoco Group PLC[a]	14,434	17,006
National Express Group PLC	44,403	210,021
National Grid PLC	260,350	3,465,943
Next PLC	10,894	1,358,307
Northgate PLC	16,962	145,051
Ocado Group PLC[a]	35,700	221,168
Old Mutual PLC	328,819	1,088,332
Ophir Energy PLC[a]	47,265	85,779
Optimal Payments PLC[a]	28,996	119,455
Oxford Instruments PLC	6,483	92,669
Pace PLC	25,517	144,942
Paragon Group of Companies PLC (The)	27,264	174,181
Pearson PLC	57,073	1,071,421
Pennon Group PLC	27,264	346,958
Persimmon PLC	20,337	649,634
Petra Diamonds Ltd.[a]	34,812	81,649

Security	Shares	Value
Petrofac Ltd.	17,850	$245,123
Pets at Home Group PLC	13,410	60,477
Phoenix Group Holdings	17,554	233,663
Playtech PLC	14,742	208,539
Poundland Group PLC	12,374	65,112
Premier Farnell PLC	42,183	89,261
Premier Foods PLC[a]	54,094	33,343
Premier Oil PLC[a]	44,551	93,090
Provident Financial PLC	10,450	484,814
Prudential PLC	178,500	4,199,132
QinetiQ Group PLC	53,817	199,204
Quindell PLC[a]	24,278	47,263
Randgold Resources Ltd.	6,733	405,775
Reckitt Benckiser Group PLC	44,966	4,314,721
Redrow PLC	15,601	113,522
Regus PLC	53,254	233,353
RELX PLC	77,735	1,356,196
Renishaw PLC	2,112	69,047
Rentokil Initial PLC	147,507	338,141
Restaurant Group PLC (The)	16,962	178,535
Rexam PLC	46,446	403,346
Rightmove PLC	7,223	410,733
Rio Tinto PLC	89,369	3,467,682
Rolls-Royce Holdings PLC	131,581	1,630,338
Rotork PLC	61,957	206,807
Royal Bank of Scotland Group PLC[a]	173,172	924,744
Royal Dutch Shell PLC Class A	274,529	7,882,609
Royal Dutch Shell PLC Class B	170,656	4,954,675
Royal Mail PLC	52,659	414,981
RPC Group PLC	23,009	244,517
RPS Group PLC	29,632	98,955
RSA Insurance Group PLC	73,147	586,710
SABMiller PLC	67,108	3,523,374
Safestore Holdings PLC	10,805	50,837
Sage Group PLC (The)	77,883	633,205
Savills PLC	14,002	214,022
Schroders PLC	7,667	378,433
SEGRO PLC	45,262	316,994
Senior PLC	36,707	166,746
Serco Group PLC	78,372	157,644
Severn Trent PLC	16,814	578,291
Shaftesbury PLC	19,153	279,455
Shire PLC	41,443	3,673,360
SIG PLC	53,965	176,088
Sky PLC	72,111	1,282,834

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
Smith & Nephew PLC	62,964	$1,168,256
Smiths Group PLC	25,813	454,775
SOCO International PLC	21,077	51,967
Spectris PLC	8,407	256,217
Speedy Hire PLC	44,952	36,301
Spirax-Sarco Engineering PLC	4,968	257,075
Spire Healthcare Group PLC[c]	16,190	97,673
Spirent Communications PLC	81,702	119,209
Sports Direct International PLC[a]	19,301	238,544
SSE PLC	68,440	1,618,030
SSP Group PLC	19,745	95,826
ST Modwen Properties PLC	23,149	172,023
St. James’s Place PLC	36,855	563,045
Stagecoach Group PLC	35,819	218,552
Standard Chartered PLC	172,432	2,637,525
Standard Life PLC	132,244	937,731
Stock Spirits Group PLC	16,370	49,877
SuperGroup PLC[a]	2,931	66,183
SVG Capital PLC[a]	26,820	201,353
Synergy Health PLC	6,927	188,087
Synthomer PLC	33,628	168,712
TalkTalk Telecom Group PLC[b]	38,039	178,911
Tate & Lyle PLC	34,664	294,808
Taylor Wimpey PLC	219,351	665,426
Ted Baker PLC	1,732	87,219
Telecity Group PLC	16,222	277,193
Telecom Plus PLC	6,039	114,406
Tesco PLC	564,984	1,901,736
Thomas Cook Group PLC[a]	102,808	192,358
Travis Perkins PLC	16,518	579,195
Trinity Mirror PLC	18,301	37,983
TUI AG	28,530	490,622
Tullett Prebon PLC	24,777	156,785
Tullow Oil PLC	64,296	246,721
Tungsten Corp. PLC[a,b]	11,480	12,451
UBM PLC	33,039	274,027
UDG Healthcare PLC	26,405	206,643
Ultra Electronics Holdings PLC	6,483	176,537
Unilever PLC	88,954	4,035,287
UNITE Group PLC (The)	23,001	226,485
United Utilities Group PLC	48,814	679,475
Vectura Group PLC[a]	21,494	60,207
Vedanta Resources PLC[b]	6,335	39,474
Vesuvius PLC	19,745	126,052
Victrex PLC	6,483	195,860

Security	Shares	Value
Vodafone Group PLC	1,852,256	$6,990,545
Weir Group PLC (The)	14,742	353,585
WH Smith PLC	11,338	279,726
Whitbread PLC	12,078	978,197
William Hill PLC	52,366	330,873
Wm Morrison Supermarkets PLC	154,582	440,236
Wolseley PLC	17,406	1,156,018
Workspace Group PLC	15,038	228,684
WPP PLC	90,849	2,084,018
WS Atkins PLC	9,118	223,674
Xaar PLC	5,743	46,423

		220,305,265

TOTAL COMMON STOCKS
(Cost: $683,499,804)		689,642,023

PREFERRED STOCKS — 0.76%

GERMANY — 0.76%
Bayerische Motoren Werke AG	3,819	300,676
Fuchs Petrolub SE	3,830	167,465
Henkel AG & Co. KGaA	12,670	1,511,833
Jungheinrich AG	1,019	72,211
Porsche Automobil Holding SE	10,746	813,163
Sartorius AG	618	133,931
Volkswagen AG	11,486	2,314,712

		5,313,991

TOTAL PREFERRED STOCKS
(Cost: $5,726,610)		5,313,991

RIGHTS — 0.00%

SPAIN — 0.00%
Lar Espana Real Estate SOCIMI SAa	7,607	9,329
Merlin Properties SOCIMI SAa	11,956	17,173

		26,502

TOTAL RIGHTS (Cost: $0)		26,502

SHORT-TERM INVESTMENTS — 0.81%

MONEY MARKET FUNDS — 0.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	5,265,652	5,265,652
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	290,912	290,912

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2015

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	60,839	$60,839

		5,617,403

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,617,403)		5,617,403

TOTAL INVESTMENTS IN SECURITIES — 100.52%
(Cost: $694,843,817)		700,599,919
Other Assets, Less Liabilities — (0.52)%		(3,632,342)

NET ASSETS — 100.00%		$696,967,577

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.74%

AUSTRALIA — 18.54%
Abacus Property Group	46,456	$106,098
Adelaide Brighton Ltd.	49,415	171,642
AGL Energy Ltd.	67,015	820,864
Ainsworth Game Technology Ltd.	23,236	51,190
ALS Ltd.	45,491	179,058
Alumina Ltd.	271,540	296,117
Amcor Ltd./Australia	125,445	1,327,457
AMP Ltd.	311,532	1,512,194
Ansell Ltd.	17,895	329,318
APA Group	110,394	735,286
APN News & Media Ltd.[a]	133,263	69,971
ARB Corp. Ltd.	9,205	96,123
Ardent Leisure Group	51,050	90,722
Aristocrat Leisure Ltd.	46,908	295,210
Asciano Ltd.	101,446	605,660
ASX Ltd.	19,966	651,728
Aurizon Holdings Ltd.	220,599	858,584
AusNet Services	166,497	169,951
Australia & New Zealand Banking Group Ltd.	289,138	6,938,898
Australian Agricultural Co. Ltd.[a]	89,813	94,315
Australian Pharmaceutical Industries Ltd.	68,757	80,282
Automotive Holdings Group Ltd.	30,618	98,931
Aveo Group	44,074	89,329
AWE Ltd.[a]	133,045	123,104
Bank of Queensland Ltd.	41,488	418,917
Beach Energy Ltd.	242,666	173,747
Bendigo & Adelaide Bank Ltd.	49,197	474,720
BHP Billiton Ltd.	325,315	6,318,777
Boral Ltd.	79,924	389,716
Brambles Ltd.	164,347	1,313,088
Breville Group Ltd.	15,309	76,896
BT Investment Management Ltd.	15,200	108,496
BWP Trust	60,909	150,735
Cabcharge Australia Ltd.	26,149	64,136
Caltex Australia Ltd.	28,438	721,523
Cardno Ltd.[b]	26,694	56,260
carsales.com Ltd.	23,890	190,348
Challenger Ltd./Australia	57,887	304,792
Charter Hall Group	31,599	109,758
Charter Hall Retail REIT	39,962	126,482
CIMIC Group Ltd.	10,731	187,551

Security	Shares	Value
Coca-Cola Amatil Ltd.	60,721	$413,800
Cochlear Ltd.	7,273	487,467
Commonwealth Bank of Australia	169,876	10,922,977
Computershare Ltd.	48,652	441,593
Cover-More Group Ltd.	42,033	73,772
Cromwell Property Group	152,169	124,596
Crown Resorts Ltd.	38,000	380,349
CSL Ltd.	51,159	3,717,791
CSR Ltd.	54,508	149,705
Dexus Property Group	92,785	530,103
Domino’s Pizza Enterprises Ltd.	7,164	212,855
Downer EDI Ltd.	47,344	158,190
Drillsearch Energy Ltd.[a,b]	137,078	89,087
DUET Group	207,997	336,034
DuluxGroup Ltd.	42,251	188,644
Echo Entertainment Group Ltd.	85,047	313,521
Estia Health Ltd.[a]	17,380	79,258
Evolution Mining Ltd.	114,902	84,378
Fairfax Media Ltd.	238,960	149,158
Federation Centres	314,872	693,679
FlexiGroup Ltd./Australia	42,033	93,527
Flight Centre Travel Group Ltd.	5,747	150,327
Fortescue Metals Group Ltd.[b]	201,911	275,047
G8 Education Ltd.[b]	26,367	65,833
GDI Property Group	120,897	79,903
Goodman Group	176,059	845,550
GPT Group (The)	168,786	571,400
GrainCorp Ltd. Class A	26,694	175,053
GWA Group Ltd.	40,209	71,752
Harvey Norman Holdings Ltd.	58,105	190,306
iiNET Ltd.[b]	22,364	154,376
Iluka Resources Ltd.	45,927	265,765
Incitec Pivot Ltd.	176,168	468,316
Independence Group NL	31,272	86,806
Insurance Australia Group Ltd.	245,361	1,061,266
Investa Office Fund	63,525	184,732
Invocare Ltd.	15,418	152,963
IOOF Holdings Ltd.	28,983	196,661
Iress Ltd.	23,672	180,789
James Hardie Industries PLC	46,472	648,066
JB Hi-Fi Ltd.	11,058	156,806
Karoon Gas Australia Ltd.[a]	39,853	68,483
Lend Lease Group	55,598	636,515
Liquefied Natural Gas Ltd.[a,b]	49,088	115,353
M2 Group Ltd.	25,961	210,472

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Macquarie Atlas Roads Group	45,600	$114,523
Macquarie Group Ltd.	30,182	1,820,786
Magellan Financial Group Ltd.	13,129	178,749
Mantra Group Ltd.	17,380	46,202
McMillan Shakespeare Ltd.	8,878	92,904
Medibank Pvt Ltd.[a]	291,318	447,113
Mesoblast Ltd.[a,b]	22,364	64,707
Mineral Resources Ltd.	20,511	81,637
Mirvac Group	373,858	518,886
Monadelphous Group Ltd.	6,106	38,338
Myer Holdings Ltd.	71,779	66,416
National Australia Bank Ltd.	267,806	6,837,987
Navitas Ltd.	24,217	73,447
Newcrest Mining Ltd.[a]	87,088	720,751
Nine Entertainment Co. Holdings Ltd.	78,616	88,329
Nufarm Ltd./Australia	33,016	187,174
Orica Ltd.	39,417	556,050
Origin Energy Ltd.	116,973	974,096
Orora Ltd.	134,571	230,256
OZ Minerals Ltd.	37,673	102,914
OzForex Group Ltd.[b]	46,036	75,727
Pacific Brands Ltd.[a]	211,909	65,358
Pact Group Holdings Ltd.	27,893	92,584
Perpetual Ltd.	4,984	164,151
Platinum Asset Management Ltd.	23,018	128,127
Premier Investments Ltd.	10,949	107,259
Primary Health Care Ltd.	59,304	200,330
Qantas Airways Ltd.[a]	69,411	191,145
QBE Insurance Group Ltd.	132,282	1,418,263
Qube Holdings Ltd.	77,120	138,185
Ramsay Health Care Ltd.	13,783	676,929
REA Group Ltd.	5,638	179,729
Recall Holdings Ltd.	37,891	200,064
Regis Healthcare Ltd.[a]	14,001	59,017
Regis Resources Ltd.[a]	67,885	64,807
Rio Tinto Ltd.	46,363	1,799,708
SAI Global Ltd.	26,070	85,959
Sandfire Resources NL	27,130	119,936
Santos Ltd.	112,752	612,716
Scentre Group	529,982	1,541,202
Seek Ltd.	34,106	378,191
Select Harvests Ltd.	6,074	58,833
Senex Energy Ltd.[a]	292,190	50,424
Seven West Media Ltd.	194,638	129,354
Shopping Centres Australasia Property Group	87,306	137,202

Security	Shares	Value
Sigma Pharmaceuticals Ltd.	157,153	$100,403
Sims Metal Management Ltd.	21,274	147,789
Sirius Resources NLa	28,656	62,710
Sirtex Medical Ltd.	6,292	142,497
Slater & Gordon Ltd.	25,375	63,729
Sonic Healthcare Ltd.	39,526	599,966
South32 Ltd.[a]	396,252	519,413
Southern Cross Media Group Ltd.	125,227	88,742
Steadfast Group Ltd.	82,431	98,669
Stockland	236,126	736,947
Suncorp Group Ltd.	134,898	1,413,620
Super Retail Group Ltd.	17,380	117,803
Sydney Airport	108,610	447,441
Tabcorp Holdings Ltd.	86,137	306,785
Tassal Group Ltd.	28,220	77,920
Tatts Group Ltd.	145,332	424,764
Telstra Corp. Ltd.	451,117	2,149,993
Ten Network Holdings Ltd.[a]	308,916	47,639
Tox Free Solutions Ltd.	40,616	86,496
TPG Telecom Ltd.	29,092	203,169
Transfield Services Ltd.[a]	76,248	72,231
Transpacific Industries Group Ltd.	187,147	97,576
Transurban Group	181,073	1,325,721
Treasury Wine Estates Ltd.	68,539	290,414
Veda Group Ltd.	64,942	116,841
Village Roadshow Ltd.	17,380	82,066
Virgin Australia Holdings Ltd.[a]	214,743	69,386
Virtus Health Ltd.	19,312	76,156
Vocus Communications Ltd.	21,590	97,823
Wesfarmers Ltd.	118,641	3,698,416
Western Areas Ltd.	37,564	85,514
Westfield Corp.	206,380	1,520,099
Westpac Banking Corp.	327,713	8,389,273
Whitehaven Coal Ltd.[a,b]	104,280	91,894
Woodside Petroleum Ltd.	78,289	2,049,574
Woolworths Ltd.	132,718	2,787,399
WorleyParsons Ltd.	26,367	178,136

		104,412,477
HONG KONG — 9.14%
AIA Group Ltd.	1,276,000	8,312,114
ASM Pacific Technology Ltd.	33,000	298,827
Bank of East Asia Ltd. (The)	132,000	534,654
BOC Hong Kong Holdings Ltd.	385,000	1,551,959
Brightoil Petroleum Holdings Ltd.[a,b]	440,000	161,191
Cathay Pacific Airways Ltd.	110,000	260,232

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Champion REIT	220,000	$122,028
Cheung Kong Infrastructure Holdings Ltd.	110,000	957,071
Cheung Kong Property Holdings Ltd.[a]	275,072	2,292,178
China Public Procurement Ltd.[a]	1,760,000	37,006
China Smarter Energy Group Holdings Ltd.[a,b]	440,000	64,703
Citic Telecom International Holdings Ltd.[b]	330,000	151,116
CK Hutchison Holdings Ltd.	275,072	4,084,051
CK Life Sciences International Holdings Inc.	880,000	87,406
CLP Holdings Ltd.	220,000	1,868,736
Dah Sing Banking Group Ltd.	132,000	279,587
Emperor Watch & Jewellery Ltd.	2,200,000	80,879
Esprit Holdings Ltd.[b]	198,000	190,024
FIH Mobile Ltd.	330,000	172,400
First Pacific Co. Ltd./Hong Kong	440,000	352,463
G-Resources Group Ltd.[b]	6,600,000	192,407
Galaxy Entertainment Group Ltd.	228,000	1,049,959
Giordano International Ltd.	220,000	111,528
Global Brands Group Holding Ltd.[a,b]	1,100,065	244,071
Hang Lung Properties Ltd.	220,000	628,588
Hang Seng Bank Ltd.	88,000	1,803,749
Henderson Land Development Co. Ltd.	117,120	773,518
Hilong Holding Ltd.[b]	220,000	56,474
HKT Trust & HKT Ltd.	220,720	268,771
Hong Kong & China Gas Co. Ltd.	701,400	1,431,336
Hong Kong Exchanges and Clearing Ltd.	114,500	3,104,614
Hopewell Holdings Ltd.	55,000	189,428
Hsin Chong Construction Group Ltd.	660,000	77,474
Hutchison Telecommunications Hong Kong Holdings Ltd.[b]	440,000	192,975
Hybrid Kinetic Group Ltd.[a,b]	1,320,000	55,338
Hysan Development Co. Ltd.	110,000	471,086
IGG Inc.	110,000	54,913
Johnson Electric Holdings Ltd.	55,250	187,438
K Wah International Holdings Ltd.[b]	220,000	121,177
Kerry Logistics Network Ltd.	110,000	170,556
Kerry Properties Ltd.	55,000	205,391
Kowloon Development Co. Ltd.	110,000	139,056
KuangChi Science Ltd.[a,b]	110,000	28,095

Security	Shares	Value
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	220,000	$93,933
Li & Fung Ltd.	660,000	510,816
Link REIT (The)	220,000	1,294,068
Macau Legend Development Ltd.[a,b]	220,000	59,595
Man Wah Holdings Ltd.	176,000	158,467
Melco International Development Ltd.[b]	110,000	188,718
MGM China Holdings Ltd.	88,000	186,845
MTR Corp. Ltd.	165,000	735,362
New World Development Co. Ltd.	550,000	664,770
Newocean Energy Holdings Ltd.	220,000	98,190
NWS Holdings Ltd.	220,000	330,895
Pacific Basin Shipping Ltd.[b]	330,000	113,657
Pacific Textiles Holdings Ltd.	110,000	174,529
PCCW Ltd.	440,000	263,354
Polytec Asset Holdings Ltd.	550,000	75,913
Power Assets Holdings Ltd.	165,000	1,554,797
Sa Sa International Holdings Ltd.[b]	220,000	98,758
Samson Holding Ltd.	330,000	43,845
Sands China Ltd.	264,000	1,168,066
Shangri-La Asia Ltd.	220,000	283,787
Shun Tak Holdings Ltd.	440,000	241,786
Singamas Container Holdings Ltd.	1,100,000	178,786
Sino Land Co. Ltd.	220,000	341,679
SITC International Holdings Co. Ltd.	220,000	126,001
Sitoy Group Holdings Ltd.	110,000	58,886
SJM Holdings Ltd.	220,000	255,408
SmarTone Telecommunications Holdings Ltd.	110,000	225,043
SOCAM Development Ltd.[a,b]	220,000	152,393
SPT Energy Group Inc.[a,b]	220,000	27,527
Sun Hung Kai & Co. Ltd.	220,000	146,434
Sun Hung Kai Properties Ltd.	220,000	3,379,900
Suncorp Technologies Ltd.[a,b]	1,100,000	54,629
SUNeVision Holdings Ltd.	220,000	70,947
Sunlight REIT[b]	220,000	112,096
Swire Pacific Ltd. Class A	55,000	704,855
Swire Properties Ltd.	132,000	424,829
Techtronic Industries Co. Ltd.	165,000	582,118
Town Health International Medical Group Ltd.[b]	440,000	99,893
Trinity Ltd.[b]	220,000	33,487
Truly International Holdings Ltd.	220,000	73,785

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Value Partners Group Ltd.	110,000	$128,272
VTech Holdings Ltd.[b]	22,000	273,854
WH Group Ltd.[a,c]	495,000	317,345
Wharf Holdings Ltd. (The)	110,000	698,115
Wheelock & Co. Ltd.	110,000	569,702
Wynn Macau Ltd.	176,000	363,701
Xinyi Glass Holdings Ltd.[b]	220,000	115,501
Yue Yuen Industrial Holdings Ltd.	55,000	178,786

		51,450,690
JAPAN — 67.35%
Accordia Golf Co. Ltd.	11,000	116,131
Acom Co. Ltd.[a]	66,000	313,766
ADEKA Corp.	11,000	142,233
Aderans Co. Ltd.	11,000	89,140
Advance Residence Investment Corp.	110	240,163
Advantest Corp.	22,000	192,663
Aeon Co. Ltd.	66,000	1,010,283
AEON Financial Service Co. Ltd.	11,000	286,775
Aeon Mall Co. Ltd.	11,000	206,780
AEON REIT Investment Corp.	110	132,289
Aica Kogyo Co. Ltd.	11,000	245,313
Aida Engineering Ltd.	11,000	105,476
Aiful Corp.[a,b]	55,000	189,556
Aisin Seiki Co. Ltd.	22,000	893,176
Ajinomoto Co. Inc.	110,000	2,532,144
Alfresa Holdings Corp.	11,000	184,584
Alpine Electronics Inc.	11,000	181,565
Alps Electric Co. Ltd.	22,000	695,185
Amada Holdings Co. Ltd.	44,000	431,494
Amano Corp.	11,000	153,331
ANA Holdings Inc.	110,000	350,700
Anritsu Corp.	22,000	157,682
AOKI Holdings Inc.	11,000	142,233
Aozora Bank Ltd.	110,000	422,616
Artnature Inc.	11,000	93,934
Asahi Diamond Industrial Co. Ltd.	11,000	105,476
Asahi Glass Co. Ltd.	110,000	645,466
Asahi Group Holdings Ltd.	44,000	1,476,315
Asahi Kasei Corp.	110,000	836,531
ASICS Corp.	22,000	633,036
Astellas Pharma Inc.	225,900	3,404,135
Autobacs Seven Co. Ltd.	11,000	199,766
Azbil Corp.	11,000	261,738
Bandai Namco Holdings Inc.	22,000	488,139
Bank of Saga Ltd. (The)	110,000	261,915

Security	Shares	Value
Bank of the Ryukyus Ltd.	11,000	$163,630
Bank of Yokohama Ltd. (The)	110,000	699,802
Benesse Holdings Inc.	11,000	296,985
BIC Camera Inc.	11,000	124,920
Bridgestone Corp.	66,000	2,492,013
Brother Industries Ltd.	22,000	304,354
Calbee Inc.	11,000	490,980
Canon Inc.	121,000	3,879,188
Canon Marketing Japan Inc.	11,000	174,107
Capcom Co. Ltd.	11,000	240,785
Casio Computer Co. Ltd.[b]	22,000	439,130
Cawachi Ltd.	11,000	175,972
Central Japan Railway Co.	11,000	1,928,407
Chiba Bank Ltd. (The)	110,000	878,082
Chubu Electric Power Co. Inc.	66,000	1,121,353
Chugai Pharmaceutical Co. Ltd.	22,000	800,839
Chugoku Bank Ltd. (The)	22,000	344,130
Chugoku Electric Power Co. Inc. (The)	33,000	494,088
Citizen Holdings Co. Ltd.	33,000	220,542
CKD Corp.	22,000	218,411
Coca-Cola East Japan Co. Ltd.	11,000	202,696
Coca-Cola West Co. Ltd.	11,000	221,873
Colowide Co. Ltd.	11,000	172,243
COMSYS Holdings Corp.	11,000	167,004
Corona Corp.	22,000	220,897
Cosmo Oil Co. Ltd.[a]	110,000	178,458
Credit Saison Co. Ltd.	11,500	254,885
Dai Nippon Printing Co. Ltd.	110,000	1,222,567
Dai-ichi Life Insurance Co. Ltd. (The)	110,000	2,239,154
Daibiru Corp.	11,000	100,504
Daifuku Co. Ltd.	11,000	159,191
Daihatsu Motor Co. Ltd.	22,000	312,878
Daiichi Sankyo Co. Ltd.	66,000	1,352,548
Daikin Industries Ltd.	22,000	1,424,109
Daiseki Co. Ltd.	11,000	211,130
Daito Trust Construction Co. Ltd.	11,000	1,162,638
Daiwa House Industry Co. Ltd.	77,000	1,918,863
Daiwa House Residential Investment Corp.	111	234,283
Daiwa Securities Group Inc.	220,000	1,711,239
DCM Holdings Co. Ltd.	22,000	200,654
Dena Co. Ltd.	11,000	218,855
Denso Corp.	55,000	2,730,134
Dentsu Inc.	22,000	1,248,315
DIC Corp.	110,000	259,252

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
DMG Mori Co. Ltd.	22,000	$339,513
Don Quijote Holdings Co. Ltd.	22,000	939,344
Duskin Co. Ltd.	11,000	208,733
East Japan Railway Co.	33,000	3,262,844
EDION Corp.[b]	22,000	145,430
Eighteenth Bank Ltd. (The)	110,000	325,840
Eiken Chemical Co. Ltd.	11,000	217,257
Eisai Co. Ltd.	22,000	1,437,427
Electric Power Development Co. Ltd.	11,000	380,443
EPS Holdings Inc.	11,000	133,621
Euglena Co. Ltd.[a,b]	11,000	156,705
FamilyMart Co. Ltd.	11,000	532,709
Fancl Corp.	11,000	170,201
FANUC Corp.	22,000	3,672,142
Fast Retailing Co. Ltd.	11,000	5,448,727
FCC Co. Ltd.	11,000	173,130
Fudo Tetra Corp.[b]	44,000	68,897
Fuji Electric Co. Ltd.	110,000	455,466
Fuji Heavy Industries Ltd.	66,000	2,442,471
Fuji Machine Manufacturing Co. Ltd.	11,000	104,944
Fuji Oil Co. Ltd./Osaka	11,000	184,584
FUJIFILM Holdings Corp.	55,000	2,183,886
Fujitec Co. Ltd.	11,000	114,089
Fujitsu Ltd.	220,000	1,155,269
Fukuoka Financial Group Inc.	110,000	566,447
Fukuoka REIT Corp.	110	185,116
Furukawa Electric Co. Ltd.	110,000	182,897
Glory Ltd.	11,000	320,513
GLP J-REIT	220	211,841
GMO Internet Inc.	11,000	183,873
Godo Steel Ltd.	110,000	199,766
Gree Inc.	22,000	129,448
Gulliver International Co. Ltd.[b]	11,000	109,294
GungHo Online Entertainment Inc.[b]	55,000	182,897
Hachijuni Bank Ltd. (The)	110,000	854,998
Hakuhodo DY Holdings Inc.	22,000	246,289
Hamamatsu Photonics KK	22,000	573,550
Hankyu Hanshin Holdings Inc.	110,000	696,073
Haseko Corp.	33,000	418,443
Hazama Ando Corp.	33,000	174,995
Heiwa Real Estate REIT Inc.	110	81,149
Heiwado Co. Ltd.	11,000	238,299
Hino Motors Ltd.	33,000	428,032
Hisamitsu Pharmaceutical Co. Inc.	11,000	400,420
Hitachi Chemical Co. Ltd.	11,000	194,883

Security	Shares	Value
Hitachi Construction Machinery Co. Ltd.	11,000	$183,341
Hitachi High-Technologies Corp.	11,000	257,032
Hitachi Ltd.	550,000	3,570,927
Hitachi Transport System Ltd.	11,000	198,523
Hitachi Zosen Corp.	33,000	173,930
Hokkaido Electric Power Co. Inc.[a]	22,000	265,644
Hokuetsu Kishu Paper Co. Ltd.	22,000	131,402
Hokuhoku Financial Group Inc.	110,000	260,140
Hokuriku Electric Power Co.	22,000	338,625
Honda Motor Co. Ltd.	171,400	5,505,358
House Foods Group Inc.	11,000	222,584
Hoya Corp.	44,000	1,863,772
Hulic Co. Ltd.	33,000	326,817
Hulic Reit Inc.	110	145,518
IBIDEN Co. Ltd.	11,000	182,275
Ichigo Inc.[b]	33,000	81,504
Ichigo Real Estate Investment Corp.	220	154,663
Ichiyoshi Securities Co. Ltd.	11,000	100,948
Idemitsu Kosan Co. Ltd.	11,000	202,518
IHI Corp.	110,000	437,709
Iida Group Holdings Co. Ltd.	22,000	386,392
Iino Kaiun Kaisha Ltd.	33,000	159,014
INPEX Corp.	99,000	1,079,136
Invesco Office J-Reit Inc.	220	181,121
Invincible Investment Corp.	330	175,794
Isetan Mitsukoshi Holdings Ltd.	33,000	601,695
Isuzu Motors Ltd.	55,000	762,662
IT Holdings Corp.	11,000	252,149
Ito EN Ltd.	11,000	256,055
ITOCHU Corp.	160,500	1,970,382
Itochu-Shokuhin Co. Ltd.	11,000	386,214
Itoki Corp.	11,000	59,575
Iyo Bank Ltd. (The)	22,000	280,205
J Front Retailing Co. Ltd.	55,000	1,035,675
J Trust Co. Ltd.	22,000	180,056
Japan Airlines Co. Ltd.	22,000	831,026
Japan Communications Inc.[a,b]	22,000	74,579
Japan Display Inc.[a,b]	44,000	136,729
Japan Excellent Inc.	110	120,570
Japan Exchange Group Inc.	33,000	1,150,652
Japan Hotel REIT Investment Corp.	330	213,616
Japan Logistics Fund Inc.	110	207,313
Japan Prime Realty Investment Corp.	110	356,471
Japan Real Estate Investment Corp.	110	493,644

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Japan Rental Housing Investments Inc.	220	$145,785
Japan Retail Fund Investment Corp.	220	431,494
Japan Securities Finance Co. Ltd.	22,000	130,514
Japan Tobacco Inc.	121,000	4,701,025
JFE Holdings Inc.	55,000	1,032,346
Joyo Bank Ltd. (The)	110,000	651,681
JSP Corp.	11,000	185,738
JSR Corp.	22,000	366,504
JTEKT Corp.	22,000	380,532
JX Holdings Inc.	236,800	1,011,267
Kadokawa Dwango[a]	11,000	131,224
Kagome Co. Ltd.	11,000	181,387
Kajima Corp.	110,000	546,915
Kakaku.com Inc.	22,000	350,345
Kamei Corp.	22,000	205,981
Kansai Electric Power Co. Inc. (The)[a]	77,000	1,045,353
Kao Corp.	55,000	2,792,728
Kawasaki Heavy Industries Ltd.	110,000	482,990
Kawasaki Kisen Kaisha Ltd.	110,000	245,934
KDDI Corp.	187,000	4,755,184
Keikyu Corp.	110,000	906,493
Keio Corp.	110,000	917,148
Keiyo Co. Ltd.	33,000	152,621
Kenedix Inc.	33,000	129,182
Kewpie Corp.	11,000	249,042
KEY Coffee Inc.	11,000	191,509
Keyence Corp.	11,000	5,549,054
Kikkoman Corp.	110,000	3,853,263
Kintetsu Group Holdings Co. Ltd.	220,000	784,858
Kirin Holdings Co. Ltd.	88,000	1,355,922
Kitz Corp.	22,000	100,682
Kiyo Bank Ltd. (The)	22,000	322,111
Kobe Steel Ltd.	330,000	511,401
Koei Tecmo Holdings Co. Ltd.	11,000	217,434
Kohnan Shoji Co. Ltd.	11,000	149,602
Koito Manufacturing Co. Ltd.	11,000	432,826
Kokuyo Co. Ltd.	11,000	114,444
Komatsu Ltd.	99,000	1,833,851
Komori Corp.	11,000	122,612
Konami Corp.	11,000	229,775
Konica Minolta Inc.	55,000	686,751
Konishi Co. Ltd.	11,000	209,355
Kubota Corp.	110,000	1,885,346
Kuraray Co. Ltd.	33,000	389,410

Security	Shares	Value
Kurita Water Industries Ltd.	11,000	$240,696
Kuroda Electric Co. Ltd.	11,000	210,154
Kyocera Corp.	33,000	1,703,337
KYORIN Holdings Inc.	11,000	214,593
Kyowa Exeo Corp.	11,000	134,065
Kyushu Electric Power Co. Inc.[a]	44,000	624,335
Lawson Inc.	11,000	819,484
Leopalace21 Corp.[a]	33,000	180,588
Lintec Corp.	11,000	237,588
LIXIL Group Corp.	33,000	662,957
M3 Inc.	22,000	519,036
Makita Corp.	11,000	608,176
Marubeni Corp.	198,000	1,102,708
Maruha Nichiro Corp.	11,000	180,855
Marui Group Co. Ltd.	22,000	308,439
Marusan Securities Co. Ltd.	22,000	246,289
Matsuda Sangyo Co. Ltd.	11,000	127,673
Matsui Securities Co. Ltd.	11,000	100,771
Mazda Motor Corp.	66,000	1,297,413
McDonald’s Holdings Co. Japan Ltd.[b]	11,000	234,392
Medipal Holdings Corp.	11,000	196,037
MEGMILK SNOW BRAND Co. Ltd.	11,000	172,775
MEIJI Holdings Co. Ltd.	11,000	1,565,277
Message Co. Ltd.	11,000	324,509
Mie Bank Ltd. (The)	110,000	243,270
Ministop Co. Ltd.	11,000	227,999
Miraca Holdings Inc.	11,000	506,962
MIRAIT Holdings Corp.	11,000	126,341
MISUMI Group Inc.	33,000	408,322
Mitsubishi Chemical Holdings Corp.	138,700	906,792
Mitsubishi Corp.	149,600	3,235,427
Mitsubishi Electric Corp.	220,000	2,367,892
Mitsubishi Estate Co. Ltd.	110,000	2,446,023
Mitsubishi Heavy Industries Ltd.	330,000	1,747,819
Mitsubishi Materials Corp.	110,000	398,644
Mitsubishi Motors Corp.	66,000	562,008
Mitsubishi Tanabe Pharma Corp.	22,000	366,859
Mitsubishi UFJ Financial Group Inc.	1,345,600	9,774,729
Mitsubishi UFJ Lease & Finance Co. Ltd.	55,000	295,210
Mitsui & Co. Ltd.	182,300	2,371,173
Mitsui Chemicals Inc.	110,000	412,850
Mitsui Engineering & Shipbuilding Co. Ltd.	110,000	191,775

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Mitsui Fudosan Co. Ltd.	110,000	$3,132,774
Mitsui Mining & Smelting Co. Ltd.	110,000	270,794
Mitsui OSK Lines Ltd.	110,000	330,280
Mitsumi Electric Co. Ltd.[b]	22,000	140,102
Mizuho Financial Group Inc.	2,421,700	5,236,478
Monex Group Inc.	55,000	149,159
Mori Hills REIT Investment Corp.	110	129,004
MORI TRUST Sogo REIT Inc.	110	204,472
MOS Food Services Inc.	11,000	233,238
Moshi Moshi Hotline Inc.	11,000	112,402
MS&AD Insurance Group Holdings Inc.	55,000	1,734,412
Murata Manufacturing Co. Ltd.	22,000	3,267,283
Nabtesco Corp.	11,000	242,116
Nagase & Co. Ltd.	11,000	140,458
Nagoya Railroad Co. Ltd.	110,000	413,737
NanoCarrier Co. Ltd.[a,b]	11,000	102,635
NEC Corp.	158,000	505,008
NET One Systems Co. Ltd.	11,100	68,269
Neturen Co. Ltd.	33,000	227,200
Nexon Co. Ltd.	11,000	151,023
NGK Insulators Ltd.	110,000	2,823,358
NGK Spark Plug Co. Ltd.	22,000	583,316
NHK Spring Co. Ltd.	22,000	233,504
Nichi-Iko Pharmaceutical Co. Ltd.	11,000	378,667
Nichicon Corp.	22,000	161,056
Nichii Gakkan Co.[b]	11,000	96,420
Nidec Corp.	22,000	1,971,912
NIFTY Corp.	11,000	125,098
Nihon Nohyaku Co. Ltd.	11,000	101,481
Nihon Parkerizing Co. Ltd.	22,000	204,205
Nihon Unisys Ltd.	11,000	117,551
Nikkiso Co. Ltd.	11,000	106,631
Nikon Corp.	33,000	392,607
Nintendo Co. Ltd.	11,000	1,936,398
Nippon Building Fund Inc.	110	491,868
Nippon Coke & Engineering Co. Ltd.	132,000	122,523
Nippon Express Co. Ltd.	110,000	582,429
Nippon Konpo Unyu Soko Co. Ltd.	11,000	190,355
Nippon Light Metal Holdings Co. Ltd.	110,000	182,897
Nippon Paint Holdings Co. Ltd.	11,000	315,630
Nippon Paper Industries Co. Ltd.	11,000	180,588
Nippon Prologis REIT Inc.	110	217,079
Nippon Sheet Glass Co. Ltd.[a,b]	220,000	227,289

Security	Shares	Value
Nippon Signal Co. Ltd.	11,000	$116,574
Nippon Steel & Sumitomo Metal Corp.	770,000	1,821,599
Nippon Suisan Kaisha Ltd.	33,000	104,145
Nippon Telegraph & Telephone Corp.	88,000	3,383,413
Nippon Yakin Kogyo Co. Ltd.[a,b]	77,000	135,486
Nippon Yusen KK	220,000	601,961
Nipro Corp.	11,000	116,397
Nishi-Nippon City Bank Ltd. (The)	110,000	334,719
Nishimatsuya Chain Co. Ltd.	22,000	211,841
Nissan Chemical Industries Ltd.	11,000	241,761
Nissan Motor Co. Ltd.	258,600	2,501,571
Nissan Shatai Co. Ltd.	11,000	139,659
Nisshin Seifun Group Inc.	22,500	322,894
Nisshin Steel Co. Ltd.	22,000	255,168
Nissin Foods Holdings Co. Ltd.	11,000	496,307
Nitori Holdings Co. Ltd.	11,000	988,175
Nitto Denko Corp.	22,000	1,667,380
Nitto Kohki Co. Ltd.	11,000	238,121
NOK Corp.	11,000	322,733
Nomura Holdings Inc.	356,700	2,537,595
Nomura Real Estate Holdings Inc.	11,000	219,654
Nomura Real Estate Master Fund Inc.	220	264,401
Nomura Research Institute Ltd.	11,000	451,915
North Pacific Bank Ltd.	55,000	241,939
NSD Co. Ltd.	11,000	147,827
NSK Ltd.	88,000	1,137,867
NTT Data Corp.	11,000	526,494
NTT DOCOMO Inc.	160,500	3,386,959
NTT Urban Development Corp.	11,000	108,229
Obayashi Corp.	110,000	847,895
OBIC Co. Ltd.	11,000	522,943
Odakyu Electric Railway Co. Ltd.	110,000	1,101,820
Oji Holdings Corp.	110,000	481,214
Okabe Co. Ltd.	11,000	87,986
Okamoto Industries Inc.	110,000	514,952
Oki Electric Industry Co. Ltd.	110,000	226,401
Olympus Corp.	22,000	843,456
Omron Corp.	22,000	863,877
Ono Pharmaceutical Co. Ltd.	11,000	1,327,334
Orient Corp.[a]	110,000	201,542
Oriental Land Co. Ltd./Japan	33,000	2,095,944
ORIX Corp.	138,700	2,074,427
Orix JREIT Inc.	220	299,738
Osaka Gas Co. Ltd.	220,000	880,568
OSG Corp.	11,000	234,747

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
OSJB Holdings Corp.	33,000	$64,724
Otsuka Holdings Co. Ltd.	44,000	1,581,436
Paltac Corp.	11,000	214,327
Panasonic Corp.	236,800	2,784,758
Park24 Co. Ltd.	11,000	200,210
Penta-Ocean Construction Co. Ltd.	44,000	180,411
Pigeon Corp.	11,000	335,163
Pioneer Corp.[a]	55,000	102,990
Proto Corp.	11,000	172,243
Rakuten Inc.	99,000	1,594,532
Recruit Holdings Co. Ltd.	11,000	347,149
Resona Holdings Inc.	225,900	1,243,868
Resorttrust Inc.	11,000	272,126
Ricoh Co. Ltd.	77,000	760,398
Ringer Hut Co. Ltd.	11,000	260,140
Rohm Co. Ltd.	11,000	637,475
Rohto Pharmaceutical Co. Ltd.	11,000	195,327
Round One Corp.	22,000	108,318
Royal Holdings Co. Ltd.	11,000	192,308
Saizeriya Co. Ltd.	11,000	256,411
Sakata Seed Corp.	11,000	202,785
Sanrio Co. Ltd.	11,000	306,308
Santen Pharmaceutical Co. Ltd.	55,000	810,162
SBI Holdings Inc./Japan	22,000	305,953
Secom Co. Ltd.	22,000	1,484,128
Sega Sammy Holdings Inc.	22,000	275,055
Seibu Holdings Inc.	11,000	252,238
Seikagaku Corp.	11,000	167,892
Seiko Epson Corp.	23,000	407,111
Sekisui Chemical Co. Ltd.	110,000	1,222,567
Sekisui House Ltd.	55,000	818,374
Sekisui House Reit Inc.[a]	110	115,065
Sekisui House SI Residential Investment Corp.	110	105,210
Sekisui Plastics Co. Ltd.	110,000	398,644
Senshu Ikeda Holdings Inc.	66,000	301,513
Seven & I Holdings Co. Ltd.	77,000	3,557,432
Seven Bank Ltd.	66,000	314,831
Shikoku Electric Power Co. Inc.	22,000	370,588
Shimachu Co. Ltd.	11,000	305,420
Shimano Inc.	11,000	1,527,987
Shimizu Corp.	110,000	965,979
Shin-Etsu Chemical Co. Ltd.	44,000	2,634,069
Shin-Etsu Polymer Co. Ltd.	33,000	169,668
Shinko Electric Industries Co. Ltd.	11,000	82,304

Security	Shares	Value
Shinko Plantech Co. Ltd.	22,000	$181,654
Shinsei Bank Ltd.	220,000	481,214
Shionogi & Co. Ltd.	33,000	1,317,123
Shiseido Co. Ltd.	33,000	799,197
Shizuoka Bank Ltd. (The)	110,000	1,244,764
Showa Aircraft Industry Co. Ltd.	11,000	110,715
Showa Corp.	11,000	101,481
Showa Denko KK	220,000	271,682
Showa Shell Sekiyu KK	22,000	206,869
SKY Perfect JSAT Holdings Inc.	22,000	110,626
SMC Corp./Japan	11,000	2,793,172
SoftBank Group Corp.	99,000	5,498,357
Sohgo Security Services Co. Ltd.	11,000	489,205
Sojitz Corp.	165,000	380,887
Sompo Japan Nipponkoa Holdings Inc.	33,000	1,164,502
Sony Corp.[a]	132,000	3,764,123
Sony Financial Holdings Inc.	22,000	421,018
Square Enix Holdings Co. Ltd.	11,000	277,009
Stanley Electric Co. Ltd.	11,000	235,280
Star Micronics Co. Ltd.	11,000	168,514
Start Today Co. Ltd.	11,000	352,920
Sumco Corp.	22,000	220,186
Sumitomo Chemical Co. Ltd.	220,000	1,257,194
Sumitomo Corp.	116,900	1,330,864
Sumitomo Dainippon Pharma Co. Ltd.	22,000	263,336
Sumitomo Electric Industries Ltd.	77,000	1,149,453
Sumitomo Forestry Co. Ltd.	11,000	130,691
Sumitomo Heavy Industries Ltd.	110,000	555,793
Sumitomo Metal Mining Co. Ltd.	110,000	1,482,263
Sumitomo Mitsui Construction Co. Ltd.	121,000	152,355
Sumitomo Mitsui Financial Group Inc.	127,800	5,718,739
Sumitomo Mitsui Trust Holdings Inc.	330,000	1,533,670
Sumitomo Realty & Development Co. Ltd.	39,000	1,368,990
Sumitomo Rubber Industries Ltd.	22,000	332,055
Suntory Beverage & Food Ltd.	11,000	465,233
Suruga Bank Ltd.	22,000	472,868
Suzuken Co. Ltd./Aichi Japan	11,000	389,765
Suzuki Motor Corp.	44,000	1,534,380
Sysmex Corp.	11,000	712,942
T&D Holdings Inc.	66,000	1,006,554
Taiheiyo Cement Corp.	110,000	363,130
Taisei Corp.	110,000	647,242
Taiyo Yuden Co. Ltd.	11,000	138,060

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Takara Bio Inc.	11,000	$119,593
Takasago Thermal Engineering Co. Ltd.	11,000	146,495
Takeda Pharmaceutical Co. Ltd.	88,000	4,432,140
Tatsuta Electric Wire and Cable Co. Ltd.	22,000	89,673
TDK Corp.	11,000	771,540
Teijin Ltd.	110,000	402,195
Terumo Corp.	33,000	852,335
THK Co. Ltd.	11,000	213,439
Tobu Railway Co. Ltd.	110,000	530,046
Tocalo Co. Ltd.	11,000	226,135
Toho Co. Ltd./Tokyo	11,000	260,672
Toho Holdings Co. Ltd.	11,000	273,901
Tohoku Electric Power Co. Inc.	44,000	645,999
Tohokushinsha Film Corp.	11,000	85,500
Tokai Rika Co. Ltd.	11,000	277,009
Tokai Tokyo Financial Holdings Inc.	22,000	168,336
Tokio Marine Holdings Inc.	77,000	3,210,017
Tokyo Broadcasting System Holdings Inc.	11,000	160,523
Tokyo Electric Power Co. Inc.[a]	149,600	1,074,652
Tokyo Electron Ltd.	22,000	1,214,754
Tokyo Gas Co. Ltd.	220,000	1,189,007
Tokyo Seimitsu Co. Ltd.	11,000	218,588
Tokyo Steel Manufacturing Co. Ltd.	22,000	150,934
Tokyo Tatemono Co. Ltd.	39,500	553,150
Tokyu Construction Co. Ltd.	11,000	85,145
Tokyu Corp.	110,000	809,718
Tokyu Fudosan Holdings Corp.	55,000	415,513
TOKYU REIT Inc.	110	127,140
TOMONY Holdings Inc.	66,000	292,990
Topcon Corp.	11,000	247,266
Toppan Forms Co. Ltd.	11,000	149,425
Toppan Printing Co. Ltd.	110,000	957,989
Topre Corp.	11,000	213,350
TOPY Industries Ltd.	110,000	259,252
Toray Industries Inc.	110,000	876,662
Toshiba Corp.	440,000	1,349,530
Tosoh Corp.	110,000	574,438
Towa Bank Ltd. (The)	330,000	314,298
Toyo Construction Co. Ltd.	33,000	125,986
Toyo Seikan Group Holdings Ltd.	22,000	343,242
Toyo Suisan Kaisha Ltd.	11,000	416,401
Toyobo Co. Ltd.	110,000	164,252

Security	Shares	Value
Toyoda Gosei Co. Ltd.	11,000	$243,448
Toyota Boshoku Corp.	11,000	199,855
Toyota Industries Corp.	22,000	1,219,904
Toyota Motor Corp.	291,300	19,404,325
Toyota Tsusho Corp.	22,000	558,457
Trend Micro Inc./Japan	11,000	403,083
TS Tech Co. Ltd.	11,000	310,747
TSI Holdings Co. Ltd.	22,000	155,906
Tsukuba Bank Ltd.	77,000	251,705
Tsukui Corp.	11,000	85,233
Tsumura & Co.	11,000	231,018
Ube Industries Ltd.	110,000	192,663
Unicharm Corp.	33,000	793,870
United Super Markets Holdings Inc.[a]	11,000	103,257
United Urban Investment Corp.	220	319,625
UNY Group Holdings Co. Ltd.	33,000	228,266
USEN Corp.[a,b]	33,000	95,888
Ushio Inc.	11,000	135,042
USS Co. Ltd.	22,000	386,924
VT Holdings Co. Ltd.	22,000	136,551
Wacom Co. Ltd.	22,000	81,504
Wakita & Co. Ltd.	11,000	105,743
West Japan Railway Co.	22,000	1,581,969
Yahoo Japan Corp.	149,600	655,658
Yakult Honsha Co. Ltd.	11,000	730,699
Yamada Denki Co. Ltd.	88,000	336,672
Yamaha Corp.	22,000	518,681
Yamaha Motor Co. Ltd.	33,000	750,587
Yamato Holdings Co. Ltd.	44,000	976,278
Yaskawa Electric Corp.	22,000	261,205
Yokogawa Electric Corp.	22,000	247,532
Yoshinoya Holdings Co. Ltd.	11,000	132,201
Zensho Holdings Co. Ltd.[a]	11,000	106,631

		379,185,891
NEW ZEALAND — 0.68%
Air New Zealand Ltd.	46,799	82,074
Argosy Property Ltd.	97,195	71,992
Auckland International Airport Ltd.	97,958	352,048
Chorus Ltd.[a]	61,563	117,372
Contact Energy Ltd.	40,398	132,840
Fisher & Paykel Healthcare Corp. Ltd.	58,323	290,580
Fletcher Building Ltd.	71,016	373,633
Freightways Ltd.	19,748	75,826
Goodman Property Trust	110,572	93,285
Infratil Ltd.	63,198	135,603

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Kiwi Property Group Ltd.	99,567	$91,277
Meridian Energy Ltd.	120,352	179,887
Metlifecare Ltd.	27,348	88,111
Mighty River Power Ltd.	74,395	136,401
Nuplex Industries Ltd.	65,487	197,939
Precinct Properties New Zealand Ltd.	100,911	76,755
Ryman Healthcare Ltd.	38,872	216,911
Sky Network Television Ltd.	42,469	172,658
SKYCITY Entertainment Group Ltd.	60,721	178,289
Spark New Zealand Ltd.	187,692	369,064
Summerset Group Holdings Ltd.	33,016	91,678
Trade Me Group Ltd.	43,450	97,848
Xero Ltd.[a]	6,728	79,109
Z Energy Ltd.	36,147	139,272

		3,840,452
SINGAPORE — 4.03%
AIMS AMP Capital Industrial REIT	110,000	120,588
ARA Asset Management Ltd.	209,000	260,429
Ascendas Hospitality Trust[b]	215,000	109,205
Ascendas India Trust	215,000	146,916
Ascendas REIT	215,000	380,253
Ascott Residence Trust	110,000	100,490
Asian Pay Television Trust	433,000	264,237
Biosensors International Group Ltd.[a]	324,000	164,569
Boustead Singapore Ltd.	33,000	28,941
Cache Logistics Trust	110,000	86,823
Cambridge Industrial Trust	215,000	105,277
CapitaLand Commercial Trust	215,000	223,909
CapitaLand Ltd.[b]	215,000	505,956
CapitaLand Mall Trust	215,000	314,259
CapitaLand Retail China Trust	110,000	127,823
CDL Hospitality Trusts[b]	110,000	125,411
ComfortDelGro Corp. Ltd.	215,000	472,959
COSCO Corp. Singapore Ltd.[b]	215,000	61,280
DBS Group Holdings Ltd.[b]	154,000	2,271,227
Ezion Holdings Ltd.[b]	171,400	108,354
Far East Hospitality Trust	215,000	109,991
First REIT	110,000	113,352
First Resources Ltd.[b]	110,000	152,744
Frasers Centrepoint Trust	110,000	165,607
Frasers Commercial Trust[b]	110,000	116,970
Genting Singapore PLC	651,000	418,680
Global Logistic Properties Ltd.[b]	324,000	544,617
Golden Agri-Resources Ltd.	716,400	164,924
GuocoLeisure Ltd.[b]	215,000	144,559

Security	Shares	Value
Hutchison Port Holdings Trust	651,000	$390,600
Hyflux Ltd.[b]	324,000	198,904
Indofood Agri Resources Ltd.	110,000	47,029
Keppel Corp. Ltd.	110,000	602,938
Keppel REIT[b]	110,000	86,421
Lippo Malls Indonesia Retail Trust	433,000	112,340
Mapletree Commercial Trust	110,000	109,735
Mapletree Greater China Commercial Trust	215,000	153,987
Mapletree Industrial Trust	110,000	122,597
Mapletree Logistics Trust	110,000	89,235
Neptune Orient Lines Ltd./Singapore[a,b]	110,000	74,764
OUE Hospitality Trust[b]	215,000	142,988
Oversea-Chinese Banking Corp. Ltd.	319,275	2,401,038
Raffles Medical Group Ltd.[b]	44,000	154,031
Sabana Shari’ah Compliant Industrial REIT	324,000	195,352
SATS Ltd.	110,000	302,273
SembCorp Industries Ltd.	110,000	286,998
Sembcorp Marine Ltd[b]	110,000	209,822
SIIC Environment Holdings Ltd.[a]	258,600	32,507
Silverlake Axis Ltd.[b]	121,000	85,778
Singapore Airlines Ltd.	99,000	777,066
Singapore Exchange Ltd.	88,000	512,578
Singapore Post Ltd.[b]	209,000	298,615
Singapore Press Holdings Ltd.	57,400	175,350
Singapore Technologies Engineering Ltd.	209,000	501,001
Singapore Telecommunications Ltd.	869,000	2,597,537
SMRT Corp. Ltd.[b]	110,000	111,343
Soilbuild Business Space REIT	433,000	270,566
Starhill Global REIT	215,000	136,703
StarHub Ltd.	110,000	307,900
Suntec REIT	215,000	267,905
Super Group Ltd./Singapore[b]	110,000	80,794
United Overseas Bank Ltd.	110,000	1,784,696
Vard Holdings Ltd.[a,b]	110,000	36,578
Wheelock Properties Singapore Ltd.	110,000	139,480
Wilmar International Ltd.	209,000	488,782
Wing Tai Holdings Ltd.[b]	110,000	151,538
Yangzijiang Shipbuilding Holdings Ltd.[b]	209,000	197,040
Yanlord Land Group Ltd.[b]	110,000	77,578

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2015

Security	Shares	Value
Yoma Strategic Holdings Ltd.[a]	264,933	$83,257

		22,705,994

TOTAL COMMON STOCKS
(Cost: $552,294,327)		561,595,504

INVESTMENT COMPANIES — 0.04%

AUSTRALIA — 0.04%
Spark Infrastructure Group	151,842	215,763

		215,763

TOTAL INVESTMENT COMPANIES
(Cost: $246,776)		215,763

SHORT-TERM INVESTMENTS — 1.58%

MONEY MARKET FUNDS — 1.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	8,218,122	8,218,122
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	454,027	454,027
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	206,091	206,091

		8,878,240

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,878,240)		8,878,240

TOTAL INVESTMENTS IN SECURITIES — 101.36%		570,689,507
(Cost: $561,419,343)
Other Assets, Less Liabilities — (1.36)%		(7,655,369)

NET ASSETS — 100.00%		$563,034,138

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.05%

AUSTRALIA — 4.74%
Adelaide Brighton Ltd.	43,738	$151,923
AGL Energy Ltd.	51,217	627,355
ALS Ltd.	37,451	147,412
Alumina Ltd.	207,787	226,594
Amcor Ltd./Australia	96,968	1,026,114
AMP Ltd.	241,567	1,172,580
Ansell Ltd.	14,314	263,418
APA Group	95,303	634,771
ARB Corp. Ltd.	13,438	140,326
Ardent Leisure Group	77,165	137,132
Aristocrat Leisure Ltd.	49,700	312,781
Asciano Ltd.	72,394	432,212
ASX Ltd.	15,230	497,136
Aurizon Holdings Ltd.	164,480	640,165
AusNet Services	140,652	143,570
Australia & New Zealand Banking Group Ltd.	218,392	5,241,095
Automotive Holdings Group Ltd.	33,754	109,064
Aveo Group	60,321	122,259
AWE Ltd.[a,b]	72,406	66,996
Bank of Queensland Ltd.	28,007	282,796
Beach Energy Ltd.	127,169	91,052
Bendigo & Adelaide Bank Ltd.	31,151	300,587
BHP Billiton Ltd.	254,494	4,943,181
BlueScope Steel Ltd.	56,911	151,707
Boral Ltd.	60,829	296,607
Brambles Ltd.	127,869	1,021,639
BWP Trust	62,546	154,786
Cabcharge Australia Ltd.	41,651	102,159
Caltex Australia Ltd.	22,251	564,548
carsales.com Ltd.	25,937	206,658
Challenger Ltd./Australia	49,557	260,932
Charter Hall Group	38,354	133,222
Charter Hall Retail REIT	34,414	108,922
CIMIC Group Ltd.	7,947	138,894
Coca-Cola Amatil Ltd.	44,164	300,968
Cochlear Ltd.	5,090	341,153
Commonwealth Bank of Australia	128,401	8,256,147
Computershare Ltd.	39,211	355,901
Crown Resorts Ltd.	28,609	286,353
CSL Ltd.	38,969	2,831,928
CSR Ltd.	50,162	137,768
Dexus Property Group	70,000	399,927

Security	Shares	Value
Domino’s Pizza Enterprises Ltd.	6,730	$199,960
Downer EDI Ltd.	40,190	134,287
Drillsearch Energy Ltd.[a,b]	108,967	70,818
DUET Group[a]	163,719	264,500
DuluxGroup Ltd.	38,645	172,544
Echo Entertainment Group Ltd.	58,561	215,881
Fairfax Media Ltd.	216,449	135,107
Federation Centres	260,018	572,833
FlexiGroup Ltd./Australia	39,556	88,015
Flight Centre Travel Group Ltd.	4,826	126,236
Fortescue Metals Group Ltd.[a]	136,137	185,448
G8 Education Ltd.	36,787	91,849
Goodman Group	138,923	667,199
GPT Group (The)	125,610	425,234
GrainCorp Ltd. Class Aa	17,963	117,797
GUD Holdings Ltd.	22,337	153,370
GWA Group Ltd.	60,915	108,701
Harvey Norman Holdings Ltd.	47,275	154,835
Healthscope Ltd.	84,216	169,453
iiNET Ltd.[a]	16,287	112,427
Iluka Resources Ltd.	37,512	217,070
Incitec Pivot Ltd.	139,683	371,326
Independence Group NL	32,364	89,837
Insurance Australia Group Ltd.	189,741	820,691
Investa Office Fund	70,135	203,954
Invocare Ltd.	15,958	158,320
IOOF Holdings Ltd.	24,657	167,308
Iress Ltd.	19,286	147,292
James Hardie Industries PLC	35,859	500,065
JB Hi-Fi Ltd.[a]	9,442	133,890
Karoon Gas Australia Ltd.[a,b]	31,417	53,986
Lend Lease Group	45,152	516,924
Liquefied Natural Gas Ltd.[a,b]	40,262	94,613
M2 Group Ltd.	23,769	192,701
Macquarie Atlas Roads Group	51,759	129,992
Macquarie Group Ltd.	23,006	1,387,880
Magellan Financial Group Ltd.	11,400	155,209
McMillan Shakespeare Ltd.	10,940	114,482
Medibank Pvt Ltd.[b]	205,676	315,670
Mesoblast Ltd.[a,b]	32,146	93,009
Mineral Resources Ltd.	19,842	78,975
Mirvac Group	267,856	371,763
Monadelphous Group Ltd.[a]	6,616	41,540
Myer Holdings Ltd.	83,659	77,408
National Australia Bank Ltd.	206,827	5,280,988

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Navitas Ltd.	29,317	$88,915
Newcrest Mining Ltd.[b]	61,385	508,030
Northern Star Resources Ltd.	40,024	61,135
Nufarm Ltd./Australia	25,469	144,388
Orica Ltd.	29,217	412,160
Origin Energy Ltd.	89,086	741,866
Orora Ltd.	116,100	198,651
OZ Minerals Ltd.	32,443	88,627
Pacific Brands Ltd.[a,b]	270,304	83,369
Perpetual Ltd.	4,928	162,307
Platinum Asset Management Ltd.	24,420	135,931
Premier Investments Ltd.	10,267	100,578
Primary Health Care Ltd.[a]	46,966	158,652
Qantas Airways Ltd.[b]	73,878	203,446
QBE Insurance Group Ltd.	110,688	1,186,743
Qube Holdings Ltd.	71,227	127,626
Ramsay Health Care Ltd.	11,176	548,891
REA Group Ltd.	4,602	146,703
Recall Holdings Ltd.	31,234	164,915
Rio Tinto Ltd.	33,536	1,301,792
SAI Global Ltd.	35,361	116,593
Sandfire Resources NL	38,054	168,229
Santos Ltd.	76,228	414,238
Scentre Group	420,707	1,223,427
Seek Ltd.	26,420	292,963
Senex Energy Ltd.[a,b]	248,012	42,800
Seven West Media Ltd.[a]	148,000	98,359
Shopping Centres Australasia Property Group	88,180	138,576
Sigma Pharmaceuticals Ltd.	192,669	123,093
Sims Metal Management Ltd.[a]	18,736	130,158
Sirius Resources NLa,b	28,370	62,084
Sirtex Medical Ltd.	6,255	141,659
Slater & Gordon Ltd.	26,904	67,569
Sonic Healthcare Ltd.	29,531	448,252
South32 Ltd.[b]	393,371	515,637
Southern Cross Media Group Ltd.	94,378	66,881
Stockland	170,143	531,014
Suncorp Group Ltd.	100,349	1,051,575
Super Retail Group Ltd.	14,057	95,279
Sydney Airport	81,191	334,483
Tabcorp Holdings Ltd.	74,214	264,320
Tatts Group Ltd.	118,131	345,263
Telstra Corp. Ltd.	325,930	1,553,361
TPG Telecom Ltd.	23,659	165,227
Transfield Services Ltd.[b]	57,164	54,152

Security	Shares	Value
Transpacific Industries Group Ltd.	161,341	$84,121
Transurban Group	149,122	1,091,793
Treasury Wine Estates Ltd.	52,561	222,712
Veda Group Ltd.	71,054	127,837
Virtus Health Ltd.	29,531	116,454
Vocus Communications Ltd.[a]	19,407	87,932
Wesfarmers Ltd.	86,576	2,698,848
Western Areas Ltd.	34,332	78,156
Westfield Corp.	157,130	1,157,346
Westpac Banking Corp.	248,838	6,370,116
Whitehaven Coal Ltd.[a,b]	73,275	64,571
Woodside Petroleum Ltd.	57,409	1,502,944
Woolworths Ltd.	99,556	2,090,917
WorleyParsons Ltd.	18,630	125,865

		80,471,654
AUSTRIA — 0.23%
ams AG	6,655	290,477
Andritz AG	6,805	382,542
BUWOG AG	6,473	131,377
CA Immobilien Anlagen AG	8,519	153,890
Conwert Immobilien Invest SEb	8,134	99,260
Erste Group Bank AGb	22,103	666,436
Flughafen Wien AG	1,036	89,853
IMMOFINANZ AGb	79,471	196,065
Lenzing AG	1,080	79,183
Mayr Melnhof Karton AG	870	101,409
Oesterreichische Post AG	3,291	147,806
OMV AG	11,740	314,221
Raiffeisen Bank International AGa,b	9,711	142,698
RHI AG	2,757	68,917
S IMMO AG	15,004	134,441
Schoeller-Bleckmann Oilfield Equipment AG	1,604	91,214
Semperit AG Holding	1,411	58,951
UNIQA Insurance Group AG	11,367	108,006
Voestalpine AG	9,302	401,637
Wienerberger AG	10,571	175,541

		3,833,924
BELGIUM — 0.99%
Ackermans & van Haaren NV	1,722	264,835
Ageas	14,506	600,931
AGFA-Gevaert NVb	44,924	135,849
Anheuser-Busch InBev NV	63,825	7,640,525

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Barco NV	2,300	$153,028
Befimmo SA	2,884	183,918
Bekaert SAa	3,778	111,032
bpost SA	7,545	214,696
Cie. d’Entreprises CFE	644	86,521
Cofinimmo SA	1,678	181,501
Colruyt SA	4,767	232,741
D’ieteren SA/NV	2,559	94,121
Delhaize Group	7,980	723,763
Elia System Operator SA/NV	1,833	77,291
Euronav NV	7,871	120,878
EVS Broadcast Equipment SA	4,209	119,513
Fagron	2,994	141,447
Galapagos NVb	7,035	424,618
Gimv NV	4,415	219,262
Groupe Bruxelles Lambert SA	3,999	332,123
Ion Beam Applications	6,418	201,241
KBC Groep NV	19,604	1,374,511
Kinepolis Group NV	4,010	162,908
Mobistar SAb	4,682	101,855
Nyrstar NVa,b	35,209	103,982
Ontex Group NV	6,371	194,910
Proximus	10,454	396,053
Solvay SA	3,989	536,582
Telenet Group Holding NVb	3,521	199,800
Tessenderlo Chemie NVb	4,886	192,611
UCB SA	9,477	737,763
Umicore SA	7,134	314,177
Warehouses De Pauw CVA	2,908	231,104

		16,806,090
BRAZIL — 0.87%
Aliansce Shopping Centers SA	19,800	80,506
Ambev SA	373,100	2,128,406
B2W Cia. Digital[b]	12,417	65,520
Banco Bradesco SA	60,068	487,059
Banco do Brasil SA	70,300	454,413
Banco Santander Brasil SA Units	33,800	158,534
BB Seguridade Participacoes SA	58,000	548,333
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	146,200	447,439
BR Malls Participacoes SA	40,300	151,808
BRF SA	52,400	1,103,991
CCR SA	73,300	327,043
CETIP SA –Mercados Organizados	17,613	183,087

Security	Shares	Value
Cia. de Saneamento Basico do Estado de Sao Paulo	32,200	$164,906
Cia. Hering	18,900	65,544
Cia. Siderurgica Nacional SA	64,700	82,126
Cielo SA	68,800	881,971
Cosan SA Industria e Comercio	10,700	65,243
CPFL Energia SA	20,742	117,231
Cyrela Brazil Realty SA Empreendimentos e Participacoes	26,700	72,791
Duratex SA	34,619	70,633
EDP – Energias do Brasil SA	34,500	131,982
Embraer SA	53,100	372,031
Equatorial Energia SA	18,228	187,022
Estacio Participacoes SA	24,600	102,402
Even Construtora e Incorporadora SA	104,600	89,537
Fibria Celulose SA	21,200	283,019
Helbor Empreendimentos SA	108,350	69,242
Hypermarcas SAb	24,100	143,134
Iochpe-Maxion SA	23,100	82,615
JBS SA	68,700	310,346
JSL SA	15,200	46,029
Klabin SA Units	47,100	293,128
Kroton Educacional SA	112,508	316,622
Light SA	17,400	71,870
Localiza Rent A Car SA	12,825	105,645
Lojas Renner SA	10,800	344,745
M. Dias Branco SA	3,100	70,247
MRV Engenharia e Participacoes SA	33,100	74,715
Multiplan Empreendimentos Imobiliarios SA	7,300	99,830
Multiplus SA	5,500	66,508
Natura Cosmeticos SA	14,400	107,475
Odontoprev SA	26,300	85,733
Petroleo Brasileiro SAb	239,500	813,019
Porto Seguro SA	10,600	120,970
Qualicorp SA	19,000	113,346
Raia Drogasil SA	19,600	249,995
Sao Martinho SA	6,100	60,441
Souza Cruz SA	31,200	222,161
Sul America SA	17,895	90,649
Tecnisa SA	113,400	107,042
TOTVS SA	11,600	119,222

SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Tractebel Energia SA	15,100	$160,462
Ultrapar Participacoes SA	27,900	574,726
Vale SA	115,900	607,148
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	7,400	107,814
WEG SA	43,360	238,965

		14,696,421
CANADA — 6.37%
Advantage Oil & Gas Ltd.[b]	16,255	89,212
Aecon Group Inc.	10,350	87,354
Ag Growth International Inc.	881	30,636
AGF Management Ltd. Class B	21,133	96,978
Agnico Eagle Mines Ltd.	18,144	403,618
Agrium Inc.	10,898	1,120,837
Aimia Inc.	15,426	167,665
Alacer Gold Corp.[b]	26,934	55,485
Alamos Gold Inc. Class Ab	19,336	63,168
Alaris Royalty Corp.	4,420	101,892
Algonquin Power & Utilities Corp.	16,910	124,523
Alimentation Couche-Tard Inc. Class B	33,968	1,524,049
Allied Properties REIT	2,995	83,845
AltaGas Ltd.	11,390	313,434
Amaya Inc.[b]	8,926	219,968
ARC Resources Ltd.	24,976	375,710
Artis REIT	576	5,827
Atco Ltd./Canada Class I	6,596	199,003
ATS Automation Tooling Systems Inc.[b]	10,417	129,317
AutoCanada Inc.[a]	2,803	72,329
Avigilon Corp.[a,b]	5,032	61,616
B2Gold Corp.[b]	92,193	100,630
Badger Daylighting Ltd.	4,446	83,285
Bank of Montreal	50,379	2,826,134
Bank of Nova Scotia (The)	96,110	4,742,151
Bankers Petroleum Ltd.[b]	34,165	66,967
Barrick Gold Corp.	95,297	677,580
Baytex Energy Corp.	16,550	143,244
BCE Inc.	10,504	434,629
Bellatrix Exploration Ltd.[a,b]	21,944	43,181
Birchcliff Energy Ltd.[b]	10,738	48,863
Bird Construction Inc.	13,877	116,908
Black Diamond Group Ltd.	7,104	75,630
BlackBerry Ltd.[a,b]	39,518	308,015

Security	Shares	Value
Boardwalk REIT	2,871	$127,026
Bombardier Inc. Class B	151,546	189,877
Bonavista Energy Corp.	13,980	52,655
Bonterra Energy Corp.	4,170	77,249
Brookfield Asset Management Inc. Class A	68,357	2,399,155
CAE Inc.	22,160	252,440
Calfrac Well Services Ltd.	9,633	44,131
Cameco Corp.	32,144	443,757
Canaccord Genuity Group Inc.	14,393	78,108
Canadian Apartment Properties REIT	6,427	138,475
Canadian Energy Services & Technology Corp.	18,199	90,229
Canadian Imperial Bank of Commerce/Canada	30,907	2,220,353
Canadian National Railway Co.	65,360	4,099,099
Canadian Natural Resources Ltd.	85,654	2,101,599
Canadian Oil Sands Ltd.	38,297	219,605
Canadian Pacific Railway Ltd.	12,873	2,083,309
Canadian REIT	1,903	62,197
Canadian Tire Corp. Ltd. Class A	5,752	576,504
Canadian Utilities Ltd. Class A	9,394	265,295
Canadian Western Bank[a]	9,216	174,268
Canfor Corp.[b]	7,546	137,991
Canyon Services Group Inc.	16,012	67,940
Capital Power Corp.	7,837	131,867
CCL Industries Inc. Class B	2,369	333,184
Celestica Inc.[a,b]	13,973	188,176
Cenovus Energy Inc.	66,419	973,094
Centerra Gold Inc.	14,821	74,507
CGI Group Inc. Class Ab	18,543	696,423
China Gold International Resources Corp. Ltd.[b]	30,488	41,949
CI Financial Corp.	17,132	435,230
Cineplex Inc.	5,935	217,336
Cogeco Cable Inc.	1,994	112,180
Colliers International Group Inc.	3,946	165,277
Cominar REIT	394	5,324
Concordia Healthcare Corp.	1,776	142,126
Constellation Software Inc./Canada	1,644	734,862
Corus Entertainment Inc. Class B	8,216	88,731
Cott Corp.	10,441	118,218
Crescent Point Energy Corp.	37,511	571,193

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Crew Energy Inc.[b]	15,996	$59,019
Denison Mines Corp.[a,b]	144,500	75,529
Detour Gold Corp.[b]	14,161	138,132
DH Corp.	8,012	265,435
Dollarama Inc.	10,319	617,498
Dominion Diamond Corp.	7,812	97,759
Dorel Industries Inc. Class B	3,105	79,597
Dream Unlimited Corp. Class Aa,b	9,485	70,065
Dundee Corp. Class Ab	6,231	52,637
Eldorado Gold Corp.	56,838	196,603
Element Financial Corp.[b]	22,873	348,471
Empire Co. Ltd. Class A	4,532	307,951
Enbridge Inc.	67,505	2,958,192
Enbridge Inc.ome Fund Holdings Inc.	5,952	157,750
Encana Corp.	63,089	482,036
EnerCare Inc.	15,104	155,574
Enerflex Ltd.	8,724	81,745
Enerplus Corp.	17,397	111,126
Ensign Energy Services Inc.	13,021	101,390
Extendicare Inc.	16,845	111,743
Fairfax Financial Holdings Ltd.	1,706	827,120
Finning International Inc.	14,197	248,157
First Capital Realty Inc.	3,293	46,853
First Majestic Silver Corp.[a,b]	18,973	58,482
First Quantum Minerals Ltd.	55,138	442,901
FirstService Corp.	4,530	136,149
Fortis Inc./Canada	22,469	646,807
Fortuna Silver Mines Inc.[a,b]	20,272	56,720
Franco-Nevada Corp.	13,524	552,000
Freehold Royalties Ltd.	6,597	65,719
Genworth MI Canada Inc.	3,668	87,263
George Weston Ltd.	3,825	322,947
Gibson Energy Inc.	11,477	170,088
Gildan Activewear Inc.	19,454	630,747
Goldcorp Inc.	65,684	881,038
Great-West Lifeco Inc.	23,105	657,834
H&R REIT	7,517	129,025
Home Capital Group Inc.	6,515	159,401
HudBay Minerals Inc.	19,301	125,068
Hudson’s Bay Co.	7,537	153,527
Husky Energy Inc.	27,768	509,704
IAMGOLD Corp.[a,b]	47,614	72,833
IGM Financial Inc.	7,810	231,848
Imperial Oil Ltd.	23,215	863,503

Security	Shares	Value
Industrial Alliance Insurance & Financial Services Inc.	8,218	$278,260
Innergex Renewable Energy Inc.	14,853	122,505
Intact Financial Corp.	11,214	777,511
Inter Pipeline Ltd.	26,047	547,789
Interfor Corp.[b]	7,119	88,430
Intertain Group Ltd. (The)[a,b]	5,427	74,462
Ivanhoe Mines Ltd. Class Ab	64,092	34,979
Jean Coutu Group PJC Inc. (The) Class A	8,703	137,875
Keyera Corp.	14,492	478,778
Killam Properties Inc.	17,512	134,609
Kinross Gold Corp.[b]	96,261	177,583
Labrador Iron Ore Royalty Corp.	9,858	102,524
Lake Shore Gold Corp.[b]	62,843	53,136
Laurentian Bank of Canada	2,317	88,124
Linamar Corp.	4,156	254,960
Loblaw Companies Ltd.	17,896	981,085
Lucara Diamond Corp.	45,776	70,373
Lundin Mining Corp.[b]	46,114	167,307
MacDonald Dettwiler & Associates Ltd.	3,532	210,516
Magna International Inc. Class A	33,372	1,822,833
Mainstreet Equity Corp.[a,b]	5,767	152,492
Major Drilling Group International Inc.	17,313	60,950
Manitoba Telecom Services Inc.	3,917	87,346
Manulife Financial Corp.	156,459	2,786,544
Maple Leaf Foods Inc.	9,265	161,592
Martinrea International Inc.	8,699	90,270
Medical Facilities Corp.	9,875	108,014
MEG Energy Corp.[b]	13,345	143,816
Methanex Corp.	7,703	348,987
Metro Inc.	21,260	581,608
Morguard REIT	5,059	63,891
Morneau Shepell Inc.	10,816	137,180
Mullen Group Ltd.	8,937	131,141
National Bank of Canada	25,563	898,768
Nevsun Resources Ltd.	15,147	48,901
Newalta Corp.	6,981	69,276
Norbord Inc.	4,820	93,995
North West Co. Inc. (The)	7,640	161,556
Northern Property REIT	6,201	101,670
Northland Power Inc.	11,694	143,731
NOVAGOLD Resources Inc.[a,b]	29,408	90,420

SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
NuVista Energy Ltd.[b]	13,732	$55,627
OceanaGold Corp.	32,897	57,148
Onex Corp.	7,521	433,818
Open Text Corp.	10,295	469,742
Osisko Gold Royalties Ltd.	7,473	83,005
Pacific Rubiales Energy Corp.	20,009	56,138
Painted Pony Petroleum Ltd.[b]	10,770	58,281
Pan American Silver Corp.	15,736	98,581
Paramount Resources Ltd. Class Aa,b	5,377	81,423
Parex Resources Inc.[b]	12,320	81,916
Parkland Fuel Corp.	8,333	152,575
Pason Systems Inc.	7,282	110,885
Pembina Pipeline Corp.	27,393	801,608
Pengrowth Energy Corp.	42,258	67,888
Penn West Petroleum Ltd.	41,110	56,564
Peyto Exploration & Development Corp.	11,889	258,625
Poseidon Concepts Corp.[b]	293	—
Potash Corp. of Saskatchewan Inc.	66,346	1,814,513
Power Corp. of Canada	28,449	672,437
Power Financial Corp.	19,059	508,504
PrairieSky Royalty Ltd.	11,022	227,480
Precision Drilling Corp.	26,301	134,441
Premier Gold Mines Ltd.[b]	36,530	56,721
Pretium Resources Inc.[a,b]	14,311	71,833
Primero Mining Corp.[a,b]	23,686	61,721
Progressive Waste Solutions Ltd.	9,972	272,880
ProMetic Life Sciences Inc.[b]	58,202	101,108
Quebecor Inc. Class B	7,757	184,422
Raging River Exploration Inc.[b]	18,196	110,635
Redknee Solutions Inc.[b]	15,192	57,104
Reitmans Canada Ltd. Class A	12,814	58,015
Restaurant Brands International Inc.	16,401	713,301
RioCan REIT	9,722	200,202
Ritchie Bros Auctioneers Inc.	9,304	253,027
RMP Energy Inc.[b]	38,420	54,339
Rogers Communications Inc. Class B	27,617	973,531
Romarco Minerals Inc.[b]	94,291	37,689
RONA Inc.	13,694	161,366
Royal Bank of Canada	114,191	6,693,728
Russel Metals Inc.	9,592	143,038

Security	Shares	Value
Saputo Inc.	20,407	$470,116
Secure Energy Services Inc.	12,853	106,997
SEMAFO Inc.[b]	33,704	73,836
Shaw Communications Inc. Class B	30,115	642,370
ShawCor Ltd.	5,677	134,141
Sherritt International Corp.	49,266	50,745
Sierra Wireless Inc.[a,b]	3,929	97,096
Silver Standard Resources Inc.[a,b]	14,127	81,660
Silver Wheaton Corp.	33,246	437,505
SMART REAL ESTATE INVESTMENT REIT NPV	4,627	107,766
SNC-Lavalin Group Inc.	12,443	409,650
Stantec Inc.	7,608	212,693
Sun Life Financial Inc.	48,903	1,604,727
Suncor Energy Inc.	115,144	3,260,621
Superior Plus Corp.	13,544	117,539
Surge Energy Inc.	24,840	45,252
Tahoe Resources Inc.	15,019	122,835
Teck Resources Ltd. Class B	46,277	342,555
TELUS Corp.	6,490	222,744
Thomson Reuters Corp.	27,670	1,126,197
TMX Group Ltd.	3,492	132,116
TORC Oil & Gas Ltd.	9,082	49,286
Torex Gold Resources Inc.[b]	93,138	80,183
Toromont Industries Ltd.	7,767	218,332
Toronto-Dominion Bank (The)	145,802	5,914,118
Total Energy Services Inc.	8,646	98,293
Tourmaline Oil Corp.[b]	14,109	350,732
TransAlta Corp.[a]	21,878	139,412
TransCanada Corp.	55,609	2,172,724
Transcontinental Inc. Class A	10,741	121,450
TransForce Inc.	8,110	155,785
TransGlobe Energy Corp.	20,108	59,816
Trinidad Drilling Ltd.	23,679	59,154
Turquoise Hill Resources Ltd.[b]	76,110	260,340
Valeant Pharmaceuticals International Inc.[b]	25,816	6,654,077
Valener Inc.	14,277	186,124
Veresen Inc.	22,109	251,519
Vermilion Energy Inc.	8,270	279,703
Wajax Corp.	7,383	114,807
West Fraser Timber Co. Ltd.	5,922	261,971
Westshore Terminals Investment Corp.	7,032	156,159

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Whitecap Resources Inc.	20,871	$182,889
Wi-LAN Inc.	48,185	101,485
WSP Global Inc.	5,811	195,732
Yamana Gold Inc.	74,228	147,777

		108,031,283
CHILE — 0.25%
AES Gener SA	183,705	98,643
Aguas Andinas SA Series A	210,558	111,812
Banco de Chile	1,988,971	213,702
Banco de Credito e Inversiones	2,972	131,246
Banco Santander Chile	6,279,992	317,461
Cencosud SA	103,754	222,707
Cia. Cervecerias Unidas SA	13,886	147,154
Colbun SA	789,339	211,471
CorpBanca SA	10,824,194	110,788
E.CL SA	68,316	93,058
Empresa Nacional de Electricidad SA/Chile	292,741	400,663
Empresa Nacional de Telecomunicaciones SA	8,897	92,266
Empresas CMPC SA	99,787	266,878
Empresas COPEC SA	38,730	388,894
Enersis SA	1,787,702	540,359
Inversiones Aguas Metropolitanas SA	51,545	74,582
LATAM Airlines Group SAb	26,846	169,505
Parque Arauco SA	57,526	106,293
SACI Falabella	50,916	332,594
SONDA SA	49,279	90,702
Vina Concha y Toro SA	50,697	80,891

		4,201,669
CHINA — 4.77%
AAC Technologies Holdings Inc.	62,500	354,733
Agile Property Holdings Ltd.	168,250	97,013
Agricultural Bank of China Ltd. Class H	1,901,000	858,261
Air China Ltd. Class H	200,000	200,973
Ajisen (China) Holdings Ltd.	203,000	93,483
Alibaba Health Information Technology Ltd.[b]	220,000	204,043
Alibaba Pictures Group Ltd.[a,b]	880,000	254,273
Aluminum Corp. of China Ltd. Class Ha,b	390,000	136,334
Anhui Conch Cement Co. Ltd. Class H	102,500	318,647

Security	Shares	Value
Anta Sports Products Ltd.	95,000	$243,618
Anxin-China Holdings Ltd.	1,004,000	44,875
AVIC International Holding HK Ltd.[a,b]	406,000	57,085
AviChina Industry & Technology Co. Ltd. Class H	192,000	160,984
Bank of China Ltd. Class H	6,522,000	3,567,107
Bank of Communications Co. Ltd. Class H	738,000	649,247
BBMG Corp. Class H	125,500	96,323
Beijing Capital International Airport Co. Ltd. Class H	156,000	160,783
Beijing Enterprises Holdings Ltd.	44,500	327,480
Beijing Enterprises Water Group Ltd.	414,000	309,206
Belle International Holdings Ltd.	398,000	413,797
Biostime International Holdings Ltd.[a]	23,500	44,076
Bosideng International Holdings Ltd.	620,000	61,582
Brilliance China Automotive Holdings Ltd.	256,000	339,471
Byd Co. Ltd. Class H	56,000	247,772
BYD Electronic International Co. Ltd.[b]	91,500	76,129
CGN Power Co. Ltd. Class Hc	622,000	273,599
China Agri-Industries Holdings Ltd.[b]	264,100	115,147
China BlueChemical Ltd. Class H	288,000	93,619
China Cinda Asset Management Co. Ltd. Class H	757,000	337,864
China CITIC Bank Corp. Ltd. Class Hb	684,000	487,922
China Coal Energy Co. Ltd. Class Ha	262,000	128,088
China Communications Construction Co. Ltd. Class H	369,000	474,084
China Communications Services Corp. Ltd. Class H	276,000	124,964
China Conch Venture Holdings Ltd.	77,000	158,722
China Construction Bank Corp. Class H	6,822,000	5,570,380
China COSCO Holdings Co. Ltd. Class Ha,b	281,000	143,539

SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
China Everbright Bank Co. Ltd. Class H	337,000	$187,795
China Everbright International Ltd.	224,000	345,002
China Everbright Ltd.	90,000	218,258
China Galaxy Securities Co. Ltd. Class H	289,000	260,582
China Gas Holdings Ltd.	168,000	294,725
China High Speed Transmission Equipment Group Co. Ltd.[b]	122,000	98,673
China Huarong Energy Co. Ltd.[a,b]	712,500	44,116
China Huishan Dairy Holdings Co. Ltd.[a]	758,000	229,777
China Innovationpay Group Ltd.[a,b]	544,000	47,016
China International Marine Containers Group Co. Ltd. Class H	49,500	104,973
China Life Insurance Co. Ltd. Class H	610,000	2,246,495
China Longyuan Power Group Corp. Ltd.	312,000	356,983
China Lumena New Materials Corp.[b]	152,000	7,353
China Medical System Holdings Ltd.	116,000	154,122
China Mengniu Dairy Co. Ltd.	117,000	528,985
China Merchants Bank Co. Ltd. Class H	379,177	980,677
China Merchants Holdings International Co. Ltd.	102,000	373,012
China Metal Recycling Holdings Ltd.[b]	3,000	—
China Minsheng Banking Corp. Ltd. Class H	532,500	599,658
China Mobile Ltd.	493,500	6,461,340
China Modern Dairy Holdings Ltd.[a]	261,000	84,505
China National Building Material Co. Ltd. Class H	278,000	210,500
China Oil and Gas Group Ltd.[a]	1,592,000	145,804
China Oilfield Services Ltd. Class H	130,000	159,475
China Overseas Land & Investment Ltd.	330,000	1,040,788

Security	Shares	Value
China Pacific Insurance Group Co. Ltd. Class H	220,800	$925,661
China Petroleum & Chemical Corp. Class H	2,054,200	1,558,079
China Power International Development Ltd.	347,000	245,737
China Precious Metal Resources Holdings Co. Ltd.[a,b]	910,000	52,236
China Railway Construction Corp. Ltd. Class H	174,000	225,796
China Railway Group Ltd. Class H	359,000	306,564
China Resources Cement Holdings Ltd.	224,000	116,734
China Resources Enterprise Ltd.	100,000	323,775
China Resources Gas Group Ltd.	84,000	256,259
China Resources Land Ltd.	240,666	675,217
China Resources Power Holdings Co. Ltd.	166,000	426,975
China Shanshui Cement Group Ltd.[a,b]	163,000	132,254
China Shenhua Energy Co. Ltd. Class H	275,000	523,587
China Shineway Pharmaceutical Group Ltd.	66,000	84,285
China Shipping Container Lines Co. Ltd. Class Hb	363,000	113,784
China Southern Airlines Co. Ltd. Class H	176,000	174,359
China State Construction International Holdings Ltd.	170,000	264,463
China Taiping Insurance Holdings Co. Ltd.[b]	144,168	430,516
China Telecom Corp. Ltd. Class H	1,130,000	632,612
China Travel International Investment Hong Kong Ltd.	290,000	112,225
China Unicom Hong Kong Ltd.	494,000	697,130
China Vanke Co. Ltd. Class Ha	119,000	283,059
China Yurun Food Group Ltd.[a,b]	342,000	101,467
China ZhengTong Auto Services Holdings Ltd.[a]	133,500	71,294
Chongqing Changan Automobile Co. Ltd. Class B	79,098	168,352
Chongqing Rural Commercial Bank Co. Ltd. Class H	257,000	183,991

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
CITIC Ltd.	179,000	$320,488
CITIC Resources Holdings Ltd.[b]	362,000	70,044
CITIC Securities Co. Ltd. Class H	187,500	512,751
CNOOC Ltd.	1,408,000	1,745,402
Coolpad Group Ltd.	284,000	63,011
COSCO Pacific Ltd.	170,000	221,921
CRRC Corp. Ltd. Class H	370,000	466,778
CSPC Pharmaceutical Group Ltd.	380,000	348,026
Dah Chong Hong Holdings Ltd.[a]	177,000	78,542
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	50,600	366,823
Daphne International Holdings Ltd.[a]	246,000	48,868
Datang International Power Generation Co. Ltd. Class H	272,000	117,539
Digital China Holdings Ltd.	109,000	107,983
Dongfeng Motor Group Co. Ltd. Class H	226,000	260,333
Dongyue Group Ltd.	298,000	82,262
ENN Energy Holdings Ltd.	66,000	438,451
Evergrande Real Estate Group Ltd.[a]	523,000	346,090
Far East Horizon Ltd.	186,000	173,469
FDG Electric Vehicles Ltd.[a]	1,120,000	73,681
Fosun International Ltd.	170,500	358,494
Franshion Properties China Ltd.	386,000	124,977
GCL-Poly Energy Holdings Ltd.[a,b]	1,078,000	218,317
Geely Automobile Holdings Ltd.	495,000	208,158
GF Securities Co. Ltd.[b]	88,800	172,507
Glorious Property Holdings Ltd.[b]	368,000	45,571
Golden Eagle Retail Group Ltd.[a]	72,000	88,975
Goldin Properties Holdings Ltd.[a,b]	82,434	63,269
GOME Electrical Appliances Holding Ltd.	1,079,000	187,899
Great Wall Motor Co. Ltd. Class H	89,500	296,128
Guangdong Investment Ltd.	258,000	350,110
Guangzhou Automobile Group Co. Ltd. Class H	196,000	157,006
Guangzhou R&F Properties Co. Ltd. Class Hb	109,200	109,168
Haitian International Holdings Ltd.	69,000	142,943
Haitong Securities Co. Ltd. Class H	202,000	365,316

Security	Shares	Value
Hanergy Thin Film Power Group Ltd.[a,b]	960,000	$1
Harbin Electric Co. Ltd. Class H	126,000	80,454
Hengan International Group Co. Ltd.	59,000	659,462
Hengdeli Holdings Ltd.	529,200	77,138
Hopewell Highway Infrastructure Ltd.	294,275	140,451
Hopson Development Holdings Ltd.[b]	78,000	68,921
Huabao International Holdings Ltd.	207,000	100,666
Huadian Power International Corp. Ltd. Class H	162,000	163,833
Huaneng Power International Inc. Class H	302,000	369,305
Huaneng Renewables Corp. Ltd. Class H	398,000	168,907
Industrial & Commercial Bank of China Ltd. Class H	6,013,000	4,141,922
Inner Mongolia Yitai Coal Co. Ltd. Class B	104,100	107,327
Intime Retail Group Co. Ltd.	157,500	176,754
Jiangsu Expressway Co. Ltd. Class H	134,000	167,148
Jiangxi Copper Co. Ltd. Class H	120,000	162,532
Ju Teng International Holdings Ltd.	180,000	79,176
Kingboard Chemical Holdings Ltd.	85,500	143,377
Kingboard Laminates Holdings Ltd.	279,000	122,724
Kingdee International Software Group Co. Ltd.[a]	236,000	101,983
Kingsoft Corp. Ltd.	76,000	202,933
Kunlun Energy Co. Ltd.	258,000	245,942
KWG Property Holding Ltd.	143,500	107,732
Lee & Man Paper Manufacturing Ltd.	176,000	108,520
Lenovo Group Ltd.	554,000	601,001
Li Ning Co. Ltd.[a,b]	184,500	91,152
Longfor Properties Co. Ltd.	135,500	193,664
Lonking Holdings Ltd.	751,000	119,156
Luye Pharma Group Ltd.[b]	155,500	162,474
Minth Group Ltd.	80,000	158,714

SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
MMG Ltd.[a,b]	284,000	$77,298
New China Life Insurance Co. Ltd. Class H	71,200	305,840
New World China Land Ltd.	240,000	147,982
Nine Dragons Paper (Holdings) Ltd.	167,000	123,436
North Mining Shares Co. Ltd.[a,b]	1,420,000	46,709
Parkson Retail Group Ltd.	618,000	106,025
PAX Global Technology Ltd.[b]	82,000	130,950
People’s Insurance Co. Group of China Ltd. (The) Class H	639,000	331,357
PetroChina Co. Ltd. Class H	1,688,000	1,674,435
Phoenix Satellite Television Holdings Ltd.	300,000	77,783
PICC Property & Casualty Co. Ltd. Class H	297,680	619,759
Ping An Insurance Group Co. of China Ltd. Class H	427,000	2,456,587
Poly Property Group Co. Ltd.	285,000	107,716
Renhe Commercial Holdings Co. Ltd.[a,b]	1,866,000	144,422
REXLot Holdings Ltd.[a]	1,525,000	86,555
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	323,000	70,831
Semiconductor Manufacturing International Corp.[b]	2,690,000	242,896
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	180,000	120,738
Shanghai Electric Group Co. Ltd. Class Ha	252,000	155,706
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	39,500	117,191
Shanghai Industrial Holdings Ltd.	59,000	173,523
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	67,000	158,678
Shenzhen International Holdings Ltd.	126,500	209,846
Shenzhen Investment Ltd.	336,000	129,593
Shenzhou International Group Holdings Ltd.	51,000	268,082
Shimao Property Holdings Ltd.	117,500	210,376
Shougang Fushan Resources Group Ltd.	434,000	65,501

Security	Shares	Value
Shui On Land Ltd.	519,000	$141,929
Shunfeng International Clean Energy Ltd.[b]	134,000	48,053
Sihuan Pharmaceutical Holdings Group Ltd.	359,000	69,463
Sino Biopharmaceutical Ltd.	276,000	320,065
Sino-Ocean Land Holdings Ltd.	331,500	227,491
Sinofert Holdings Ltd.	402,000	66,894
Sinopec Engineering Group Co. Ltd. Class H	130,500	106,894
Sinopec Kantons Holdings Ltd.	140,000	89,212
Sinopec Shanghai Petrochemical Co. Ltd. Class Hb	333,000	135,738
Sinopharm Group Co. Ltd. Class H	103,600	398,241
Sinotrans Ltd. Class H	178,000	109,524
Skyworth Digital Holdings Ltd.	222,000	169,815
SOHO China Ltd.	231,500	145,727
Sun Art Retail Group Ltd.[a]	249,500	189,886
Sunac China Holdings Ltd.	182,000	162,930
Sunny Optical Technology Group Co. Ltd.[a]	72,000	138,942
Tech Pro Technology Development Ltd.[a,b]	156,000	162,997
Tencent Holdings Ltd.	416,600	7,776,017
Tianneng Power International Ltd.[b]	340,000	157,450
Tong Ren Tang Technologies Co. Ltd. Class H	93,000	143,957
Towngas China Co. Ltd.	146,000	133,338
Tsingtao Brewery Co. Ltd. Class H	36,000	192,020
Want Want China Holdings Ltd.	503,000	521,018
Weichai Power Co. Ltd. Class H	84,000	126,125
West China Cement Ltd.	854,000	154,225
Xinyi Solar Holdings Ltd.[a]	298,000	128,390
Yanzhou Coal Mining Co. Ltd. Class Ha	166,000	95,288
Yingde Gases Group Co. Ltd.	181,500	107,931
Yuexiu Property Co. Ltd.	886,080	174,877
Zhejiang Expressway Co. Ltd. Class H	148,000	170,484
Zhongsheng Group Holdings Ltd.	122,000	74,280
Zhuzhou CSR Times Electric Co. Ltd. Class H	45,500	309,015

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Zijin Mining Group Co. Ltd. Class H	480,000	$128,788
ZTE Corp. Class H	89,440	198,902

		80,882,638
COLOMBIA — 0.08%
Almacenes Exito SA	16,156	120,436
Cementos Argos SA	32,318	111,636
Corp. Financiera Colombiana SA	15,348	203,043
Ecopetrol SA	408,291	230,059
Grupo Argos SA/Colombia	18,745	114,151
Grupo de Inversiones Suramericana SA	23,970	310,395
Interconexion Electrica SA ESP	35,200	87,221
Isagen SA ESP	101,181	103,755

		1,280,696
CZECH REPUBLIC — 0.04%
CEZ AS	14,177	345,282
Komercni Banka AS	1,317	296,310

		641,592
DENMARK — 1.29%
ALK-Abello A/S	1,244	153,070
AP Moeller — Maersk A/S Class A	328	544,922
AP Moeller — Maersk A/S Class B	498	853,160
Bang & Olufsen A/Sa,b	14,511	135,365
Bavarian Nordic A/Sb	2,654	126,146
Carlsberg A/S Class B	7,844	687,586
Chr Hansen Holding A/S	8,357	464,034
Coloplast A/S Class B	8,376	607,716
D/S Norden A/Sa,b	4,135	108,984
Danske Bank A/S	51,905	1,630,882
DSV A/S	14,851	510,606
FLSmidth & Co. A/S	4,717	212,328
Genmab A/Sb	4,298	406,982
GN Store Nord A/S	14,265	291,487
ISS A/S	10,444	361,868
Jyske Bank A/S Registered[a,b]	5,114	268,666
NKT Holding A/S	3,466	195,379
Novo Nordisk A/S Class B	156,880	9,254,539
Novozymes A/S Class B	18,498	971,525
Pandora A/S	9,618	1,088,043
Rockwool International A/S Class B	761	114,146
Royal Unibrew A/S	4,456	146,344
SimCorp A/S	5,417	232,207
Solar A/S Class B	2,061	113,219

Security	Shares	Value
Sydbank A/S	7,384	$280,882
TDC A/S	62,540	474,591
Topdanmark A/Sa,b	8,966	249,057
Tryg A/S	10,713	217,161
Vestas Wind Systems A/S	17,839	979,705
William Demant Holding A/Sa,b	2,091	160,226

		21,840,826
EGYPT — 0.06%
Arabian Cement Co.	24,212	49,506
Commercial International Bank Egypt SAE	65,534	472,126
Egypt Kuwait Holding Co. SAE	87,042	54,837
Egyptian Financial Group-Hermes Holding Co.[b]	82,124	112,959
Global Telecom Holding SAE[b]	203,713	67,123
Talaat Moustafa Group	173,998	181,997

		938,548
FINLAND — 0.66%
Amer Sports OYJ	10,215	299,193
Cargotec OYJ Class B	3,148	109,907
Caverion Corp.	13,085	133,727
Elisa OYJ	10,862	368,067
Fortum OYJ	35,316	624,302
Huhtamaki OYJ	7,608	271,672
Kemira OYJ	7,596	98,611
Kesko OYJ Class B	4,915	192,180
Kone OYJ Class Ba	27,022	1,139,277
Konecranes OYJ[a]	4,346	135,263
Metsa Board OYJ	21,428	153,649
Metso OYJ	9,216	254,659
Neste OYJ	10,207	285,426
Nokia OYJ	295,921	2,102,278
Nokian Renkaat OYJ[a]	9,582	289,652
Orion OYJ Class B	8,335	350,216
Outokumpu OYJ[a,b]	26,980	125,555
Outotec OYJ[a]	17,570	118,123
Ramirent OYJ	10,942	86,922
Sampo OYJ Class A	34,434	1,711,999
Sponda OYJ	17,299	69,188
Stora Enso OYJ Class R	44,833	423,761
Tieto OYJ	5,841	150,365
UPM-Kymmene OYJ	42,517	789,179
Uponor OYJ	5,916	94,319
Valmet OYJ	12,768	151,789
Wartsila OYJ Abp	11,723	541,659

SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
YIT OYJ[a]	12,575	$75,997

		11,146,935
FRANCE — 6.62%
ABC Arbitrage	36,456	194,948
Accor SA	16,780	828,247
Aeroports de Paris	2,177	262,654
Air France-KLM[a,b]	14,622	105,251
Air Liquide SA	26,952	3,530,173
Airbus Group SE	47,828	3,413,644
Alcatel-Lucent[b]	231,114	877,625
Alstom SAb	16,953	501,229
Alten SA	3,148	159,574
Altran Technologies SA	19,344	229,751
ANF Immobilier	3,891	96,942
APERAM SAb	4,353	161,572
ArcelorMittal	79,000	720,959
Arkema SA	5,240	410,933
Assystem	5,212	103,480
Atos	6,386	489,092
AXA SA	155,242	4,116,460
Belvedere SAb	4,663	108,139
BNP Paribas SA	84,395	5,530,292
Bollore SA	69,340	386,116
Bonduelle SCA	3,986	114,987
BOURBON SAa	2,932	45,838
Bouygues SA	15,561	574,490
Bureau Veritas SA	20,537	482,736
Cap Gemini SA	12,010	1,155,088
Carrefour SA	45,000	1,553,944
Casino Guichard Perrachon SA	3,726	278,328
Cegid Group SA	4,420	192,212
CGG SAa,b	14,432	72,790
Christian Dior SE	4,327	902,355
Cie. de Saint-Gobain	37,258	1,776,866
Cie. Generale des Etablissements Michelin Class B	14,571	1,436,011
CNP Assurances	11,501	194,606
Coface SAb	8,878	88,084
Credit Agricole SA	81,673	1,294,442
Danone SA	45,435	3,096,768
Dassault Systemes	10,595	805,014
Edenred	16,344	410,180
Eiffage SA	3,482	210,782
Electricite de France SA	18,161	435,214

Security	Shares	Value
Elior[c]	5,940	$117,573
Engie	113,592	2,194,405
Essilor International SA	16,318	2,102,175
Etablissements Maurel et Prom[b]	9,759	62,979
Euler Hermes Group	1,430	150,094
Eurazeo SA	3,297	215,538
Eurofins Scientific SE	777	256,725
Eutelsat Communications SA	11,623	356,356
Faiveley Transport SA	1,370	144,326
Faurecia	5,805	224,254
Fonciere des Regions	2,220	192,886
GameLoft SEb	17,882	85,548
Gaztransport Et Technigaz SA	2,284	140,179
Gecina SA	2,287	294,750
Genfit[b]	1,883	75,925
Groupe Eurotunnel SE Registered	37,769	546,025
Groupe Fnac[b]	2,321	141,117
Guerbet	1,873	121,266
Hermes International	2,184	855,285
ICADE	2,642	197,092
Iliad SA	2,082	496,979
Imerys SA	2,087	158,226
Ingenico Group	4,388	578,619
Ipsen SA	2,919	188,730
IPSOS	4,078	102,862
Jacquet Metal Service	4,547	85,404
JCDecaux SA	5,717	220,159
Kering	5,988	1,161,742
Klepierre	14,737	674,815
Korian SA	3,723	133,561
L’Oreal SA	19,910	3,747,286
Lagardere SCA	9,252	278,194
Legrand SA	20,597	1,275,508
LVMH Moet Hennessy Louis Vuitton SE	22,401	4,224,783
Mercialys SA	5,425	124,432
Mersen	4,312	102,476
Metropole Television SA	5,442	110,692
Montupet	1,245	96,700
MPI	15,849	46,053
Natixis SA	73,603	544,114
Naturex[a]	1,737	138,177
Neopost SA	3,547	143,451
Nexans SAb	4,091	167,419

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Nexity SA	2,803	$124,340
Numericable-SFR SAS[b]	8,805	482,957
Orange SA	148,072	2,443,327
Orpea	2,833	215,222
Pernod Ricard SA	16,780	2,021,720
Peugeot SAb	35,562	716,859
Plastic Omnium SA	5,473	154,981
Publicis Groupe SA	14,679	1,118,076
Rallye SA	3,135	92,845
Remy Cointreau SA	2,024	144,885
Renault SA	15,394	1,424,936
Rexel SA	21,156	335,537
Rubis SCA	3,328	240,766
Safran SA	23,584	1,794,271
Saft Groupe SA	3,816	156,713
Sanofi	94,881	10,270,127
Sartorius Stedim Biotech	432	135,552
Schneider Electric SE	43,364	3,046,643
SCOR SE	11,501	443,724
SEB SA	1,693	171,825
Seche Environnement SA	2,296	86,883
SES SA	25,931	806,924
Societe BIC SA	2,377	409,560
Societe Generale SA	57,382	2,840,254
Societe Television Francaise 1	10,364	179,546
Sodexo SA	6,636	622,175
Solocal Group[a,b]	150,284	68,077
Sopra Steria Group	1,463	140,626
STMicroelectronics NV	55,455	435,810
Suez Environnement Co.	25,425	490,325
Technicolor SA Registered	39,530	314,502
Technip SA	7,841	448,923
Teleperformance	4,984	372,244
Thales SA	7,368	501,701
Total SA	170,521	8,492,138
UBISOFT Entertainment[b]	9,797	191,480
Unibail-Rodamco SE	7,561	2,024,119
Valeo SA	6,550	879,267
Vallourec SA	9,728	160,844
Veolia Environnement SA	35,665	800,896
Vicat	1,266	94,835
Vilmorin & Cie SA	965	80,667
Vinci SA	37,372	2,411,363
Virbac SA	505	120,517
Vivendi SA	91,576	2,421,690

Security	Shares	Value
Wendel SA	2,359	$316,019
Zodiac Aerospace	15,692	470,708

		112,340,095
GERMANY — 5.82%
Aareal Bank AG	5,205	213,784
adidas AG	16,671	1,371,660
Allianz SE Registered	36,245	5,970,754
alstria office REIT-AG	16,415	228,062
Aurubis AG	3,449	207,565
Axel Springer SE	3,183	179,213
BASF SE	73,261	6,358,028
Bayer AG Registered	66,657	9,890,659
Bayerische Motoren Werke AG	26,693	2,692,598
BayWa AGa	3,309	123,772
Bechtle AG	2,335	199,782
Beiersdorf AG	7,662	658,775
Bertrandt AG	871	109,224
Brenntag AG	12,587	704,099
Carl Zeiss Meditec AG Bearer	4,630	131,084
comdirect bank AG	10,256	114,107
Commerzbank AGb	82,904	1,079,465
Continental AG	8,991	2,022,006
CTS Eventim AG & Co. KGaA	4,698	178,115
Daimler AG Registered	77,110	6,934,022
Deutsche Annington Immobilien SE	35,851	1,124,924
Deutsche Bank AG Registered	109,381	3,869,605
Deutsche Boerse AG	15,874	1,449,197
Deutsche Euroshop AG	4,657	209,002
Deutsche Post AG Registered	77,524	2,357,154
Deutsche Telekom AG Registered	256,332	4,658,780
Deutsche Wohnen AG Bearer	26,864	667,964
DEUTZ AG	16,233	95,576
Dialog Semiconductor PLC[b]	6,804	340,689
DMG Mori AG	5,821	214,163
Drillisch AG	5,488	233,381
Duerr AG	2,767	229,284
E.ON SE	159,449	2,115,769
ElringKlinger AG	4,524	109,714
Evonik Industries AG	9,651	388,503
Fraport AG Frankfurt Airport Services Worldwide	2,676	176,774
Freenet AG	11,852	409,536

SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Fresenius Medical Care AG & Co. KGaA	17,456	$1,433,548
Fresenius SE & Co. KGaA	31,446	2,182,910
GEA Group AG	14,644	623,717
Gerresheimer AG	2,959	218,746
Gerry Weber International AGa	3,945	97,764
Grand City Properties SA	8,636	150,326
Hamborner REIT AG	27,437	264,094
Hamburger Hafen und Logistik AG	4,546	87,921
Hannover Rueck SE	4,905	523,395
HeidelbergCement AG	10,956	840,674
Heidelberger Druckmaschinen AGa,b	45,750	117,319
Henkel AG & Co. KGaA	8,044	817,020
HUGO BOSS AG	5,742	696,577
Indus Holding AG	3,784	187,590
Infineon Technologies AG	93,560	1,054,889
K+S AG Registered	15,064	621,800
Kabel Deutschland Holding AGb	1,841	251,203
KION Group AG	5,298	243,184
Kloeckner & Co. SEa	16,219	153,069
Krones AG	1,680	194,988
KUKA AGa	2,950	254,422
KWS Saat SE	334	109,285
Lanxess AG	7,529	436,966
LEG Immobilien AG	4,779	349,594
LEONI AG	3,261	207,780
Linde AG	14,657	2,786,951
MAN SE	2,289	240,103
Merck KGaA	10,315	1,055,547
METRO AG	12,997	412,843
MorphoSys AGa,b	2,181	177,280
MTU Aero Engines AG	4,638	428,801
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	13,564	2,507,189
Nordex SEb	6,831	195,058
NORMA Group SE	4,049	197,104
Osram Licht AG	7,445	426,416
Pfeiffer Vacuum Technology AG	1,436	132,415
ProSiebenSat.1 Media SE Registered	17,853	918,194
QIAGEN NVb	18,138	511,515
Rational AG	340	133,637

Security	Shares	Value
Rheinmetall AG	3,781	$207,097
RHOEN-KLINIKUM AG	7,724	215,992
RTL Group SAb	3,110	284,645
RWE AG	40,510	848,154
Salzgitter AG	3,788	136,081
SAP SE	78,197	5,638,202
SGL Carbon SEa,b	6,333	109,643
Siemens AG Registered	63,163	6,799,915
Software AG	6,302	189,701
STADA Arzneimittel AG	5,277	204,264
Suedzucker AG	7,922	131,508
Symrise AG	10,283	687,692
TAG Immobilien AG	16,025	182,187
Telefonica Deutschland Holding AG	46,245	288,935
ThyssenKrupp AG	31,296	798,219
United Internet AG Registered[d]	10,918	543,246
Volkswagen AG	2,482	504,709
Vossloh AGb	1,564	100,085
Wacker Chemie AG	1,373	138,498
Wirecard AGa	10,315	411,415

		98,678,811
GREECE — 0.06%
Alpha Bank AEb	408,956	105,481
Eurobank Ergasias SAb	771,984	89,046
FF Group	3,194	70,454
Hellenic Telecommunications Organization SA	21,494	160,653
JUMBO SA	9,698	65,591
Motor Oil Hellas Corinth Refineries SA	5,599	43,380
Mytilineos Holdings SAb	7,116	37,555
National Bank of Greece SAb	127,296	122,359
OPAP SA	17,898	127,413
Piraeus Bank SAb	183,819	58,897
Public Power Corp. SAb	11,840	50,831
Titan Cement Co. SA	3,843	74,962

		1,006,622
HONG KONG — 2.28%
AIA Group Ltd.	983,600	6,407,363
ASM Pacific Technology Ltd.[a]	23,700	214,612
Bank of East Asia Ltd. (The)	100,400	406,661
BOC Hong Kong Holdings Ltd.	318,000	1,281,878

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Brightoil Petroleum Holdings Ltd.[a,b]	271,000	$99,279
Cafe de Coral Holdings Ltd.[a]	28,000	98,242
Cathay Pacific Airways Ltd.	97,000	229,478
Champion REIT	231,000	128,130
Cheung Kong Infrastructure Holdings Ltd.	56,000	487,236
Cheung Kong Property Holdings Ltd.[b]	225,388	1,878,161
China LNG Group Ltd.[a]	345,000	56,964
Chow Sang Sang Holdings International Ltd.[a]	39,000	75,663
CK Hutchison Holdings Ltd.	223,888	3,324,111
CLP Holdings Ltd.	149,000	1,265,644
Country Garden Holdings Co. Ltd.	505,866	198,371
Dah Sing Banking Group Ltd.	63,200	133,863
Dah Sing Financial Holdings Ltd.[a]	19,200	125,444
Esprit Holdings Ltd.[a]	187,150	179,611
FIH Mobile Ltd.	237,000	123,815
First Pacific Co. Ltd./Hong Kong	215,000	172,226
G-Resources Group Ltd.	2,943,600	85,814
Galaxy Entertainment Group Ltd.[a]	195,000	897,992
Giordano International Ltd.	194,000	98,348
Global Brands Group Holding Ltd.[a,b]	624,000	138,447
Great Eagle Holdings Ltd.[a]	18,000	62,691
Guotai Junan International Holdings Ltd.[a]	253,000	88,116
Haier Electronics Group Co. Ltd.	113,000	265,581
Haitong International Securities Group Ltd.[a]	136,000	75,085
Hang Lung Properties Ltd.	186,000	531,442
Hang Seng Bank Ltd.	61,100	1,252,375
Henderson Land Development Co. Ltd.	96,044	634,322
HKT Trust & HKT Ltd.	211,600	257,666
Hong Kong & China Gas Co. Ltd.	545,833	1,113,873
Hong Kong Exchanges and Clearing Ltd.	89,000	2,413,193
Hopewell Holdings Ltd.[a]	42,000	144,654
Hysan Development Co. Ltd.	50,000	214,130
Johnson Electric Holdings Ltd.	33,250	112,802
K Wah International Holdings Ltd.[a]	175,000	96,391

Security	Shares	Value
Kerry Logistics Network Ltd.	72,500	$112,412
Kerry Properties Ltd.	54,500	203,523
Kowloon Development Co. Ltd.	46,000	58,150
Li & Fung Ltd.[a]	492,000	380,790
Link REIT (The)	189,500	1,114,663
Luk Fook Holdings International Ltd.[a]	35,000	98,422
Macau Legend Development Ltd.[a,b]	313,000	84,788
Melco International Development Ltd.[a]	79,000	135,534
MGM China Holdings Ltd.	91,200	193,640
Midland Holdings Ltd.[a,b]	266,000	118,035
MTR Corp. Ltd.	116,500	519,210
New World Development Co. Ltd.	431,666	521,743
Newocean Energy Holdings Ltd.	138,000	61,592
NWS Holdings Ltd.	121,000	181,992
Orient Overseas International Ltd.[a]	19,500	96,339
Pacific Basin Shipping Ltd.[a]	370,000	127,433
PCCW Ltd.	407,000	243,603
Power Assets Holdings Ltd.	113,000	1,064,800
Sa Sa International Holdings Ltd.[a]	162,000	72,722
Sands China Ltd.	200,400	886,668
Shangri-La Asia Ltd.	84,000	108,355
Shun Tak Holdings Ltd.	174,000	95,615
Sino Land Co. Ltd.	256,000	397,590
SJM Holdings Ltd.[a]	185,000	214,775
SmarTone Telecommunications Holdings Ltd.[a]	45,000	92,063
Sun Hung Kai Properties Ltd.	136,000	2,089,393
Suncorp Technologies Ltd.[a,b]	880,000	43,703
Swire Pacific Ltd. Class A	46,000	589,515
Swire Properties Ltd.	100,400	323,127
Techtronic Industries Co. Ltd.	116,500	411,010
Television Broadcasts Ltd.	3,700	19,568
Texwinca Holdings Ltd.	90,000	108,897
Town Health International Medical Group Ltd.[a]	324,000	73,558
Trinity Ltd.[a]	424,000	64,538
Value Partners Group Ltd.[a]	84,000	97,953
VTech Holdings Ltd.[a]	14,700	182,984
WH Group Ltd.[b,c]	499,500	320,229
Wharf Holdings Ltd. (The)[a]	107,000	679,076

SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Wheelock & Co. Ltd.[a]	74,000	$383,254
Wynn Macau Ltd.[a]	142,400	294,267
Xinyi Glass Holdings Ltd.[a]	202,000	106,051
Yue Yuen Industrial Holdings Ltd.	61,000	198,290
Yuexiu REIT	326,000	184,188

		38,723,732
HUNGARY — 0.06%
Magyar Telekom Telecommunications PLC[b]	73,434	107,065
MOL Hungarian Oil & Gas PLC	3,764	199,508
OTP Bank PLC	20,627	425,551
Richter Gedeon Nyrt	13,953	225,278

		957,402
INDIA — 1.79%
Adani Enterprises Ltd.	32,754	44,520
Adani Ports & Special Economic Zone Ltd.	75,679	383,599
Adani Power Ltd.[b]	144,931	61,934
Adani Transmissions Ltd.[b]	19,784	8,516
AIA Engineering Ltd.	4,921	76,331
Ambuja Cements Ltd.	67,449	244,368
Apollo Hospitals Enterprise Ltd.	7,965	168,926
Ashok Leyland Ltd.	106,548	140,334
Asian Paints Ltd.	27,613	380,185
Astral Polytechnik Ltd.	11,355	65,826
Aurobindo Pharma Ltd.	25,572	303,068
Bajaj Auto Ltd.	8,947	352,378
Balkrishna Industries Ltd.	5,537	58,714
Bharat Forge Ltd.	11,032	197,496
Bharat Heavy Electricals Ltd.	52,153	226,407
Bharat Petroleum Corp. Ltd.	21,509	310,886
Bharti Airtel Ltd.	98,297	642,045
Bharti Infratel Ltd.	43,503	303,722
Cipla Ltd.	32,455	358,903
CMC Ltd.	2,412	73,088
Coal India Ltd.	61,491	421,060
Container Corp. of India Ltd.	5,868	150,255
Cyient Ltd.	13,330	113,325
Dabur India Ltd.	51,427	235,246
DCB Bank Ltd.[b]	101,189	208,870
Divi’s Laboratories Ltd.	5,634	172,364
DLF Ltd.	41,362	74,218
Dr. Reddy’s Laboratories Ltd.	9,961	633,237
Eicher Motors Ltd.	919	273,346
FDC Ltd./India	30,333	78,460

Security	Shares	Value
Federal Bank Ltd.	146,044	$154,316
Finolex Cables Ltd.	19,745	78,711
GAIL (India) Ltd.	38,447	212,838
Gateway Distriparks Ltd.	23,081	133,281
Gillette India Ltd.	1,427	114,450
Godrej Consumer Products Ltd.	10,675	229,106
Havells India Ltd.	23,998	104,461
HCL Technologies Ltd.	46,715	727,301
Hero Motocorp Ltd.	5,920	247,692
Hindalco Industries Ltd.	105,185	172,579
Hindustan Unilever Ltd.	65,185	936,984
Housing Development Finance Corp. Ltd.	122,574	2,562,427
ICICI Bank Ltd.	97,286	458,829
Idea Cellular Ltd.	96,317	260,403
Indiabulls Housing Finance Ltd.	18,681	215,076
Info Edge India Ltd.	5,818	75,558
Infosys Ltd.	150,242	2,523,748
ITC Ltd.	188,116	956,449
Jammu & Kashmir Bank Ltd. (The)	33,746	54,841
Jindal Steel & Power Ltd.	50,630	62,381
JSW Steel Ltd.	11,282	146,299
Jubilant Foodworks Ltd.[b]	3,215	91,867
Karur Vysya Bank Ltd. (The)	18,778	140,941
Larsen & Toubro Ltd.	26,939	752,586
LIC Housing Finance Ltd.	30,084	234,223
Lupin Ltd.	18,125	479,625
Mahindra & Mahindra Financial Services Ltd.	35,673	143,486
Mahindra & Mahindra Ltd.	31,534	670,633
Marico Ltd.	20,131	138,161
MindTree Ltd.	5,114	102,064
Motherson Sumi Systems Ltd.	23,958	129,826
Motherson Sumi Systems Ltd. New	11,979	64,913
NCC Ltd./India	50,770	65,325
Nestle India Ltd.	2,233	221,405
Nirvikara Paper Mills Ltd.[b]	556	652
NTPC Ltd.	141,214	297,434
Oil & Natural Gas Corp. Ltd.	67,381	286,577
Oil India Ltd.	11,314	76,291
Page Industries Ltd.	485	103,621
PC Jeweller Ltd.	14,387	103,238
Piramal Enterprises Ltd.	6,739	96,716

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Power Finance Corp. Ltd.	27,627	$106,060
Reliance Communications Ltd.[b]	100,867	110,907
Reliance Industries Ltd.	107,701	1,682,833
Reliance Infrastructure Ltd.	15,669	101,319
Risa International Ltd.[b]	10,340	3,362
Rural Electrification Corp. Ltd.	30,859	130,428
Sadbhav Engineering Ltd.	17,339	86,414
Shree Cement Ltd.	743	132,350
Shriram Transport Finance Co. Ltd.	17,393	241,805
Siemens Ltd.	8,069	183,137
SRF Ltd.	3,807	82,569
State Bank of Bikaner & Jaipur	14,912	124,158
State Bank of India	129,685	546,201
Strides Arcolab Ltd.	4,596	91,360
Sun Pharmaceuticals Industries Ltd.	71,007	910,758
Symphony Ltd.	2,039	55,029
Tata Consultancy Services Ltd.	38,474	1,506,571
Tata Global Beverages Ltd.	68,359	149,473
Tata Motors Ltd.[b]	74,193	444,164
Tata Power Co. Ltd.	139,733	149,173
Tata Steel Ltd.	30,650	118,024
Tech Mahindra Ltd.	27,794	230,048
Ultratech Cement Ltd.	5,058	248,422
United Breweries Ltd.	6,844	112,739
United Spirits Ltd.[b]	5,017	289,953
UPL Ltd.	22,780	190,324
Vedanta Ltd.	97,060	197,168
Wipro Ltd.	53,916	479,178
Zee Entertainment Enterprises Ltd.	53,834	334,835

		30,427,703
INDONESIA — 0.49%
Adaro Energy Tbk PT	1,610,200	70,229
Astra Agro Lestari Tbk PT	47,800	70,936
Astra International Tbk PT	1,721,200	846,127
Bank Central Asia Tbk PT	1,063,600	1,029,988
Bank Danamon Indonesia Tbk PT	376,300	116,833
Bank Mandiri Persero Tbk PT	863,300	607,868
Bank Negara Indonesia Persero Tbk PT	710,400	249,972
Bank Rakyat Indonesia Persero Tbk PT	960,700	710,183

Security	Shares	Value
Bank Tabungan Negara Persero Tbk PT	925,893	$80,081
Bumi Serpong Damai Tbk PT	1,091,100	144,378
Ciputra Development Tbk PT	1,324,300	102,792
Gajah Tunggal Tbk PT	1,184,300	65,661
Global Mediacom Tbk PT	877,100	80,724
Gudang Garam Tbk PT	52,400	191,743
Indocement Tunggal Prakarsa Tbk PT	144,200	213,462
Indofood CBP Sukses Makmur Tbk PT	127,400	115,839
Indofood Sukses Makmur Tbk PT	477,200	215,185
Japfa Comfeed Indonesia Tbk PT	1,635,900	53,210
Jasa Marga Persero Tbk PT	330,300	139,787
Kalbe Farma Tbk PT	2,036,400	262,688
Lippo Karawaci Tbk PT	1,569,900	134,040
Matahari Department Store Tbk PT	189,000	244,502
Media Nusantara Citra Tbk PT	632,000	95,542
Mitra Adiperkasa Tbk PT	152,000	52,249
MNC Investama Tbk PT	3,562,900	75,327
Semen Indonesia Persero Tbk PT	325,100	242,728
Summarecon Agung Tbk PT	1,323,500	170,238
Surya Citra Media Tbk PT	656,500	143,166
Tambang Batubara Bukit Asam Persero Tbk PT	119,100	52,826
Telekomunikasi Indonesia Persero Tbk PT	4,183,100	909,134
Tower Bersama Infrastructure Tbk PT	210,900	130,570
Unilever Indonesia Tbk PT	144,200	426,391
United Tractors Tbk PT	156,800	234,142
XL Axiata Tbk PTb	396,100	86,818

		8,365,359
IRELAND — 0.33%
Aer Lingus Group PLC	31,863	88,010
Bank of Ireland[b]	2,192,942	927,960
C&C Group PLC	21,868	85,723
CRH PLC	64,379	1,914,441
Glanbia PLC	13,875	291,573
Hibernia REIT PLC	102,400	148,775
Irish Continental Group PLC	29,708	143,764
Kerry Group PLC Class A	11,629	888,460
Kingspan Group PLC	11,570	293,564

SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Paddy Power PLC	3,012	$270,351
Smurfit Kappa Group PLC	18,239	552,148

		5,604,769
ISRAEL — 0.52%
Bank Hapoalim BM	100,524	559,453
Bank Leumi le-Israel BMb	123,760	540,167
Bezeq The Israeli Telecommunication Corp. Ltd.	166,825	308,314
Delek Group Ltd.	473	140,103
Elbit Systems Ltd.	2,714	224,511
Frutarom Industries Ltd.	4,888	206,461
Gazit-Globe Ltd.	13,236	156,257
Israel Chemicals Ltd.	45,990	318,626
Israel Corp. Ltd. (The)	321	113,414
Israel Discount Bank Ltd. Class Ab	104,353	210,738
Mizrahi Tefahot Bank Ltd.	14,624	187,678
NICE-Systems Ltd.	5,758	359,306
Oil Refineries Ltd.[b]	220,480	91,663
Osem Investments Ltd.	5,690	120,622
Paz Oil Co. Ltd.	1,169	187,414
Strauss Group Ltd.[b]	6,994	110,567
Teva Pharmaceutical Industries Ltd.	69,559	4,889,373
Tower Semiconductor Ltd.[b]	7,149	97,489

		8,822,156
ITALY — 1.89%
A2A SpA	160,080	205,516
Anima Holding SpA[c]	21,292	219,954
Ansaldo STS SpA	15,983	166,346
Assicurazioni Generali SpA	97,812	1,937,652
Atlantia SpA	35,683	958,801
Autogrill SpA[b]	16,150	146,583
Azimut Holding SpA	8,323	209,293
Banca Generali SpA	7,056	233,563
Banca Popolare dell’Emilia Romagna SC	40,281	357,148
Banca Popolare di Milano Scarl	373,595	406,988
Banca Popolare di Sondrio Scarl	41,402	212,065
Banco Popolare SCb	25,142	438,617
Beni Stabili SpA SIIQ	186,624	148,458
Brembo SpA	3,796	172,332
Buzzi Unicem SpA[a]	10,175	174,811
CIR-Compagnie Industriali Riunite SpA[b]	83,898	89,729

Security	Shares	Value
CNH Industrial NV	79,023	$711,565
Credito Emiliano SpA	11,257	95,518
Credito Valtellinese SCb	109,966	157,823
Danieli & C Officine Meccaniche SpA	4,768	100,828
Davide Campari-Milano SpA	29,937	240,958
De’ Longhi	5,292	129,859
DiaSorin SpA	3,195	147,554
Ei Towers SpA	1,268	81,886
Enel Green Power SpA	168,254	351,528
Enel SpA	542,392	2,568,437
Eni SpA	200,865	3,541,935
ERG SpA	7,115	92,603
EXOR SpA	8,820	446,896
Finmeccanica SpA[b]	31,881	462,135
Hera SpA	85,207	216,336
Interpump Group SpA	15,344	262,260
Intesa Sanpaolo SpA	1,066,654	4,127,082
Italcementi SpA	20,754	230,676
Luxottica Group SpA	14,429	1,052,962
Mediaset SpA	69,968	356,681
Mediobanca SpA	52,270	572,596
Mediolanum SpA	26,644	214,453
Moncler SpA	11,386	232,727
Piaggio & C SpA	44,660	143,192
Pirelli & C. SpA	24,081	401,749
Prysmian SpA	18,497	426,917
Recordati SpA	10,426	261,370
Saipem SpA[a,b]	22,297	195,601
Salvatore Ferragamo SpA	5,386	171,262
Snam SpA	184,829	914,854
Societa Cattolica di Assicurazioni Scrl	17,503	144,456
Societa Iniziative Autostradali e Servizi SpA	9,791	115,640
Sorin SpA[b]	48,885	141,940
Telecom Italia SpA[b]	885,892	1,179,428
Telecom Italia SpA RSP	403,854	421,657
Tenaris SA	38,508	488,849
Terna Rete Elettrica Nazionale SpA	134,451	630,736
Tod’s SpA	1,401	142,406
UniCredit SpA	376,138	2,508,002
Unione di Banche Italiane SpA	70,875	578,683
Unipol Gruppo Finanziario SpA	38,094	205,559

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
UnipolSai SpA	76,226	$199,429
World Duty Free SpA[b]	14,234	159,938
Yoox SpA[b]	5,057	171,863

		32,076,685
JAPAN — 17.06%
77 Bank Ltd. (The)	33,000	214,948
ABC-Mart Inc.	2,500	150,329
Accordia Golf Co. Ltd.	10,000	105,573
Acom Co. Ltd.[b]	36,400	173,047
Activia Properties Inc.	24	201,848
Adastria Co. Ltd.	2,000	96,695
ADEKA Corp.	9,400	121,545
Advance Residence Investment Corp.	111	242,346
Advantest Corp.	15,200	133,113
Aeon Co. Ltd.	53,000	811,288
Aeon Delight Co. Ltd.	3,300	107,341
AEON Financial Service Co. Ltd.	9,300	242,455
Aeon Mall Co. Ltd.	9,900	186,102
Aica Kogyo Co. Ltd.	6,700	149,418
Aichi Bank Ltd. (The)	2,200	123,411
Aiful Corp.[a,b]	37,100	127,864
Air Water Inc.	14,000	243,174
Aisin Seiki Co. Ltd.	15,600	633,343
Ajinomoto Co. Inc.	47,000	1,081,916
Alfresa Holdings Corp.	14,000	234,925
Alps Electric Co. Ltd.	15,300	483,470
Amada Holdings Co. Ltd.	28,000	274,587
Amano Corp.	9,500	132,423
ANA Holdings Inc.	96,000	306,066
Anritsu Corp.	16,900	121,128
Aoyama Trading Co. Ltd.	4,600	182,856
Aozora Bank Ltd.	96,000	368,828
Arcs Co. Ltd.	5,400	118,421
Ariake Japan Co. Ltd.	4,100	177,707
Asahi Diamond Industrial Co. Ltd.	8,900	85,340
Asahi Glass Co. Ltd.	70,000	410,751
Asahi Group Holdings Ltd.	29,900	1,003,223
Asahi Intecc Co. Ltd.	5,400	180,879
Asahi Kasei Corp.	99,000	752,878
Asatsu-DK Inc.	4,700	105,764
ASICS Corp.	14,000	402,841
Astellas Pharma Inc.	171,400	2,582,863
Avex Group Holdings Inc.	5,600	94,196
Awa Bank Ltd. (The)	23,000	144,986

Security	Shares	Value
Azbil Corp.	6,900	$164,181
Bandai Namco Holdings Inc.	14,200	315,072
Bank of Kyoto Ltd. (The)	30,000	354,252
Bank of Nagoya Ltd. (The)	24,000	93,951
Bank of Yokohama Ltd. (The)	91,000	578,927
Benesse Holdings Inc.	5,300	143,093
BIC Camera Inc.	9,900	112,428
Bridgestone Corp.	51,900	1,959,629
Brother Industries Ltd.	18,100	250,401
Calbee Inc.	6,800	303,515
Calsonic Kansei Corp.	17,000	124,315
Canon Electronics Inc.	5,600	105,360
Canon Inc.	83,500	2,676,960
Canon Marketing Japan Inc.	4,400	69,643
Capcom Co. Ltd.	6,100	133,526
Casio Computer Co. Ltd.[a]	16,700	333,340
Central Glass Co. Ltd.	28,000	117,971
Central Japan Railway Co.	11,700	2,051,124
Century Tokyo Leasing Corp.	4,100	139,154
Chiba Bank Ltd. (The)	57,000	455,006
Chiyoda Co. Ltd.	4,500	119,678
Chiyoda Corp.	16,000	129,142
Chubu Electric Power Co. Inc.	54,200	920,868
Chugai Pharmaceutical Co. Ltd.	18,300	666,153
Chugoku Bank Ltd. (The)	14,200	222,120
Chugoku Electric Power Co. Inc. (The)	24,900	372,812
Citizen Holdings Co. Ltd.	23,900	159,726
Coca-Cola East Japan Co. Ltd.	6,100	112,404
Coca-Cola West Co. Ltd.	7,100	143,209
Cocokara fine Inc.	3,000	112,595
COLOPL Inc.	5,000	97,260
Colowide Co. Ltd.	7,700	120,570
COMSYS Holdings Corp.	8,900	135,122
Cosmo Oil Co. Ltd.[b]	65,000	105,452
Cosmos Pharmaceutical Corp.[a]	900	115,864
Credit Saison Co. Ltd.	12,000	265,967
CyberAgent Inc.	4,300	185,334
Dai Nippon Printing Co. Ltd.	37,000	411,227
Dai-ichi Life Insurance Co. Ltd. (The)	88,100	1,793,359
Daicel Corp.	25,000	339,400
Daido Steel Co. Ltd.	29,000	110,012
Daifuku Co. Ltd.	9,200	133,142
Daihatsu Motor Co. Ltd.	14,200	201,948

SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Daiichi Sankyo Co. Ltd.	50,600	$1,036,954
Daiichikosho Co. Ltd.	4,400	173,130
Daikin Industries Ltd.	18,800	1,216,966
Daikyo Inc.	45,000	76,274
Daio Paper Corp.	9,000	102,643
Daiseki Co. Ltd.	6,500	124,759
Daishi Bank Ltd. (The)	37,000	159,772
Daito Trust Construction Co. Ltd.	5,900	623,597
Daiwa House Industry Co. Ltd.	48,400	1,206,142
Daiwa House Residential Investment Corp.	78	164,631
Daiwa Office Investment Corp.	31	153,130
Daiwa Securities Group Inc.	128,000	995,630
DCM Holdings Co. Ltd.	14,800	134,985
Dena Co. Ltd.	9,400	187,021
Denki Kagaku Kogyo KK	41,000	170,757
Denso Corp.	38,400	1,906,130
Dentsu Inc.	17,800	1,010,000
DIC Corp.	73,000	172,049
DISCO Corp.	2,600	201,251
DMG Mori Co. Ltd.	9,900	152,781
Don Quijote Holdings Co. Ltd.	10,300	439,784
Doutor Nichires Holdings Co. Ltd.	5,200	83,774
Dowa Holdings Co. Ltd.	21,000	199,669
Dr. Ci:Labo Co. Ltd.	4,000	73,385
Duskin Co. Ltd.	6,400	121,445
Dydo Drinco Inc.	2,600	108,705
Earth Chemical Co. Ltd.	3,000	115,985
East Japan Railway Co.	26,500	2,620,162
Ebara Corp.	39,000	177,223
Eisai Co. Ltd.	20,500	1,339,420
Electric Power Development Co. Ltd.	12,100	418,487
Exedy Corp.	4,000	98,955
Ezaki Glico Co. Ltd.	3,700	203,075
FamilyMart Co. Ltd.	5,000	242,141
Fancl Corp.	6,300	97,478
FANUC Corp.	16,300	2,720,723
Fast Retailing Co. Ltd.	4,400	2,179,491
FCC Co. Ltd.	5,900	92,861
Frontier Real Estate Investment Corp.	41	178,700
Fuji Co. Ltd./Ehime	6,100	136,283
Fuji Electric Co. Ltd.	43,000	178,046
Fuji Heavy Industries Ltd.	47,400	1,754,139

Security	Shares	Value
Fuji Machine Manufacturing Co. Ltd.	9,200	$87,771
Fuji Seal International Inc.	3,100	95,956
Fuji Soft Inc.	4,900	102,552
FUJIFILM Holdings Corp.	37,100	1,473,130
Fujikura Ltd.	28,000	148,481
Fujitsu Ltd.	150,000	787,683
Fukuoka Financial Group Inc.	63,000	324,420
Furukawa Electric Co. Ltd.	63,000	104,750
Fuyo General Lease Co. Ltd.	2,200	92,336
Global One Real Estate Investment Corp.	35	118,508
Glory Ltd.	5,300	154,429
GLP J-REIT	193	185,842
GMO Internet Inc.	8,800	147,099
Gree Inc.	13,400	78,846
GS Yuasa Corp.	36,000	143,831
GungHo Online Entertainment Inc.[a]	36,700	122,042
Gunma Bank Ltd. (The)	34,000	253,021
Gunze Ltd.	50,000	136,002
Hachijuni Bank Ltd. (The)	36,000	279,818
Hakuhodo DY Holdings Inc.	20,800	232,855
Hamamatsu Photonics KK	12,300	320,667
Hankyu Hanshin Holdings Inc.	86,000	544,203
Hanwa Co. Ltd.	25,000	108,761
Haseko Corp.	24,000	304,322
Hazama Ando Corp.	18,600	98,634
Heiwa Corp.	3,700	81,320
Heiwa Real Estate Co. Ltd.	10,200	147,367
Heiwa Real Estate REIT Inc.	184	135,741
Higo Bank Ltd. (The)	23,000	142,201
Hikari Tsushin Inc.	1,600	111,837
Hino Motors Ltd.	20,500	265,899
Hirose Electric Co. Ltd.	2,600	311,215
Hiroshima Bank Ltd. (The)	47,000	275,790
HIS Co. Ltd.	3,800	138,480
Hisamitsu Pharmaceutical Co. Inc.	4,700	171,088
Hitachi Capital Corp.	4,900	133,282
Hitachi Chemical Co. Ltd.	9,000	159,450
Hitachi Construction Machinery Co. Ltd.	7,400	123,338
Hitachi High-Technologies Corp.	6,100	142,536
Hitachi Ltd.	381,000	2,473,678

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Hitachi Metals Ltd.	17,000	$253,158
Hitachi Zosen Corp.	17,100	90,127
Hogy Medical Co. Ltd.	2,000	97,340
Hokkaido Electric Power Co. Inc.[b]	16,800	202,856
Hokkoku Bank Ltd. (The)	38,000	138,634
Hokuetsu Kishu Paper Co. Ltd.	19,800	118,261
Hokuhoku Financial Group Inc.	111,000	262,505
Hokuriku Electric Power Co.	15,700	241,655
Hokuto Corp.	6,900	137,950
Honda Motor Co. Ltd.	128,400	4,124,200
HORIBA Ltd.	3,700	140,062
Hoshizaki Electric Co. Ltd.	3,900	232,939
House Foods Group Inc.	6,900	139,621
Hoya Corp.	34,800	1,474,074
Hulic Co. Ltd.	24,100	238,675
Hyakugo Bank Ltd. (The)	28,000	133,791
Hyakujushi Bank Ltd. (The)	31,000	104,338
IBIDEN Co. Ltd.	9,500	157,420
IBJ Leasing Co. Ltd.	3,500	82,348
Idemitsu Kosan Co. Ltd.	6,500	119,670
IHI Corp.	112,000	445,668
Iida Group Holdings Co. Ltd.	12,500	219,541
Inaba Denki Sangyo Co. Ltd.	4,000	136,406
Industrial & Infrastructure Fund Investment Corp.	36	160,394
INPEX Corp.	70,000	763,025
Internet Initiative Japan Inc.	3,700	70,897
Isetan Mitsukoshi Holdings Ltd.	31,300	570,699
Isuzu Motors Ltd.	48,300	669,756
IT Holdings Corp.	7,300	167,335
Ito EN Ltd.	6,400	148,978
ITOCHU Corp.	126,200	1,549,297
ITOCHU Techno-Solutions Corp.	5,400	126,267
Itoham Foods Inc.	22,000	121,990
Iwatani Corp.	17,000	104,145
Iyo Bank Ltd. (The)	25,000	318,415
Izumi Co. Ltd.	4,000	186,932
J Front Retailing Co. Ltd.	20,900	393,557
Jaccs Co. Ltd.	18,000	86,589
Jafco Co. Ltd.	3,500	171,476
Japan Airlines Co. Ltd.	10,600	400,404
Japan Airport Terminal Co. Ltd.	4,300	229,065
Japan Aviation Electronics Industry Ltd.	6,000	133,807
Japan Display Inc.[a,b]	32,700	101,614

Security	Shares	Value
Japan Excellent Inc.	137	$150,164
Japan Exchange Group Inc.	22,700	791,509
Japan Hotel REIT Investment Corp.	332	214,911
Japan Logistics Fund Inc.	80	150,773
Japan Petroleum Exploration Co. Ltd.	2,200	68,986
Japan Prime Realty Investment Corp.	76	246,289
Japan Real Estate Investment Corp.	99	444,279
Japan Rental Housing Investments Inc.	229	151,749
Japan Retail Fund Investment Corp.	199	390,306
Japan Securities Finance Co. Ltd.	19,800	117,462
Japan Steel Works Ltd. (The)	35,000	129,949
Japan Tobacco Inc.	88,100	3,422,812
JFE Holdings Inc.	39,400	739,535
JGC Corp.	17,000	290,754
Joyo Bank Ltd. (The)	50,000	296,219
JSR Corp.	15,300	254,887
JTEKT Corp.	16,500	285,399
Juroku Bank Ltd. (The)	31,000	127,358
JVC Kenwood Corp.	25,200	59,189
JX Holdings Inc.	168,400	719,161
K’s Holdings Corp.	4,200	133,734
Kadokawa Dwango[b]	7,818	93,264
Kagome Co. Ltd.	7,000	115,428
Kagoshima Bank Ltd. (The)	17,000	116,357
Kajima Corp.	68,000	338,093
Kakaku.com Inc.	13,800	219,762
Kaken Pharmaceutical Co. Ltd.	6,000	223,980
Kamigumi Co. Ltd.	20,000	188,385
Kanamoto Co. Ltd.	3,200	77,743
Kaneka Corp.	25,000	180,596
Kanematsu Corp.	77,000	140,458
Kansai Electric Power Co. Inc. (The)[b]	58,100	788,766
Kansai Paint Co. Ltd.	20,000	325,921
Kao Corp.	40,500	2,056,463
Kawasaki Heavy Industries Ltd.	114,000	500,553
Kawasaki Kisen Kaisha Ltd.	79,000	176,625
KDDI Corp.	140,100	3,562,574

SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Keihan Electric Railway Co. Ltd.	44,000	$288,018
Keihin Corp.	7,000	99,496
Keikyu Corp.	36,000	296,671
Keio Corp.	48,000	400,210
Keisei Electric Railway Co. Ltd.	25,000	305,501
Keiyo Bank Ltd. (The)	26,000	131,369
Kenedix Inc.	24,700	96,691
Kenedix Office Investment Corp.	38	176,052
Kewpie Corp.	9,000	203,761
Keyence Corp.	3,800	1,916,946
Kikkoman Corp.	13,000	455,386
Kinden Corp.	11,000	146,850
Kintetsu Group Holdings Co. Ltd.	147,000	524,428
Kirin Holdings Co. Ltd.	65,800	1,013,860
Kisoji Co. Ltd.	11,000	186,271
Kissei Pharmaceutical Co. Ltd.	3,700	90,637
Kiyo Bank Ltd. (The)	10,100	147,878
Kobayashi Pharmaceutical Co. Ltd.	2,100	164,922
Kobe Steel Ltd.	237,000	367,279
Koito Manufacturing Co. Ltd.	9,000	354,130
Kokuyo Co. Ltd.	12,100	125,888
Komatsu Ltd.	73,800	1,367,053
Komeri Co. Ltd.	3,900	94,089
Konami Corp.	8,100	169,198
Konica Minolta Inc.	38,200	476,980
Kose Corp.	3,000	292,021
Kubota Corp.	90,000	1,542,556
Kuraray Co. Ltd.	26,600	313,888
Kureha Corp.	23,000	86,880
Kurita Water Industries Ltd.	8,900	194,745
KYB Co. Ltd.	21,000	71,528
Kyocera Corp.	25,500	1,316,215
KYORIN Holdings Inc.	5,000	97,542
Kyowa Exeo Corp.	9,400	114,565
Kyowa Hakko Kirin Co. Ltd.	19,000	309,472
Kyushu Electric Power Co. Inc.[b]	35,400	502,306
Laox Co. Ltd.[a,b]	27,000	113,540
Lawson Inc.	5,100	379,943
Leopalace21 Corp.[b]	25,000	136,809
Lintec Corp.	5,500	118,794
Lion Corp.[a]	20,000	172,243
LIXIL Group Corp.	21,300	427,908
M3 Inc.	16,700	393,996
Mabuchi Motor Co. Ltd.	4,600	275,863

Security	Shares	Value
Makino Milling Machine Co. Ltd.	13,000	$113,427
Makita Corp.	9,800	541,830
Mandom Corp.	2,700	111,796
Marubeni Corp.	119,200	663,852
Maruha Nichiro Corp.	7,200	118,378
Marui Group Co. Ltd.	21,000	294,419
Maruichi Steel Tube Ltd.	4,700	121,203
Matsui Securities Co. Ltd.	42,400	388,426
Matsumotokiyoshi Holdings Co. Ltd.	4,100	198,224
Mazda Motor Corp.	43,500	855,113
MCUBS MidCity Investment Corp.	56	142,605
Medipal Holdings Corp.	11,500	204,948
Megachips Corp.	15,900	178,770
MEGMILK SNOW BRAND Co. Ltd.	6,400	100,524
Meidensha Corp.	33,000	110,803
MEIJI Holdings Co. Ltd.	5,200	739,949
Meitec Corp.	3,800	150,289
Minebea Co. Ltd.	27,000	423,431
Miraca Holdings Inc.	5,100	235,046
MIRAIT Holdings Corp.	7,800	89,587
Misawa Homes Co. Ltd.	17,800	144,676
MISUMI Group Inc.	23,200	287,062
Mitsubishi Chemical Holdings Corp.	112,200	733,540
Mitsubishi Corp.	106,800	2,309,783
Mitsubishi Electric Corp.	151,000	1,625,235
Mitsubishi Estate Co. Ltd.	100,000	2,223,657
Mitsubishi Gas Chemical Co. Inc.	31,000	172,146
Mitsubishi Heavy Industries Ltd.	237,000	1,255,252
Mitsubishi Logistics Corp.	12,000	174,729
Mitsubishi Materials Corp.	93,000	337,035
Mitsubishi Motors Corp.	50,600	430,873
Mitsubishi Tanabe Pharma Corp.	17,200	286,817
Mitsubishi UFJ Financial Group Inc.	1,023,100	7,432,019
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,210	221,193
Mitsui & Co. Ltd.	129,700	1,687,006
Mitsui Chemicals Inc.	73,000	273,982
Mitsui Engineering & Shipbuilding Co. Ltd.	67,000	116,809
Mitsui Fudosan Co. Ltd.	75,000	2,135,982

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Mitsui Mining & Smelting Co. Ltd.	53,000	$130,473
Mitsui OSK Lines Ltd.	82,000	246,208
Mitsumi Electric Co. Ltd.[a]	12,600	80,241
Miura Co. Ltd.	9,700	105,538
Mixi Inc.[a]	3,800	164,704
Mizuho Financial Group Inc.	1,858,500	4,018,662
MonotaRO Co. Ltd.	3,300	173,930
Mori Hills REIT Investment Corp.	139	163,015
MORI TRUST Sogo REIT Inc.	96	178,448
Morinaga & Co. Ltd./Japan	45,000	196,497
Morinaga Milk Industry Co. Ltd.	25,000	102,304
MOS Food Services Inc.	6,500	137,822
Moshi Moshi Hotline Inc.	10,000	102,183
MS&AD Insurance Group Holdings Inc.	42,100	1,327,614
Murata Manufacturing Co. Ltd.	16,500	2,450,462
Musashi Seimitsu Industry Co. Ltd.	5,100	92,948
Musashino Bank Ltd. (The)	4,300	170,410
Nabtesco Corp.	11,000	242,116
Nachi-Fujikoshi Corp.	18,000	89,931
Nagase & Co. Ltd.	9,000	114,920
Nagoya Railroad Co. Ltd.	70,000	263,287
Nankai Electric Railway Co. Ltd.	44,000	221,607
Nanto Bank Ltd. (The)	23,000	77,598
NEC Corp.	206,000	658,428
NEC Networks & System Integration Corp.	4,400	92,265
NET One Systems Co. Ltd.	16,800	103,326
Nexon Co. Ltd.	11,900	163,379
NGK Insulators Ltd.	21,000	539,005
NGK Spark Plug Co. Ltd.	14,800	392,413
NH Foods Ltd.	14,000	340,692
NHK Spring Co. Ltd.	13,900	147,532
Nichi-Iko Pharmaceutical Co. Ltd.	6,300	216,873
Nichias Corp.	19,000	111,490
Nichii Gakkan Co.[a]	9,400	82,396
Nichirei Corp.	26,000	169,983
Nidec Corp.	17,500	1,568,566
Nifco Inc./Japan	4,800	207,660
Nihon Kohden Corp.	6,600	146,655
Nikon Corp.	25,800	306,947
Nintendo Co. Ltd.	8,600	1,513,911
Nippon Accommodations Fund Inc.	48	170,661

Security	Shares	Value
Nippon Electric Glass Co. Ltd.	32,000	$155,486
Nippon Express Co. Ltd.	70,000	370,636
Nippon Flour Mills Co. Ltd.	20,000	133,177
Nippon Kayaku Co. Ltd.	13,000	131,894
Nippon Konpo Unyu Soko Co. Ltd.	7,300	126,326
Nippon Light Metal Holdings Co. Ltd.	65,100	108,242
Nippon Paint Holdings Co. Ltd.	12,600	361,540
Nippon Paper Industries Co. Ltd.	8,400	137,904
Nippon Prologis REIT Inc.	123	242,734
Nippon Sheet Glass Co. Ltd.[a,b]	94,000	97,114
Nippon Shinyaku Co. Ltd.	5,000	167,077
Nippon Shokubai Co. Ltd.	12,000	177,537
Nippon Soda Co. Ltd.	18,000	107,801
Nippon Steel & Sumitomo Metal Corp.	608,000	1,438,353
Nippon Suisan Kaisha Ltd.	32,300	101,935
Nippon Telegraph & Telephone Corp.	62,400	2,399,148
Nippon Yusen KK	124,000	339,287
Nipro Corp.	11,900	125,920
Nishi-Nippon City Bank Ltd. (The)	57,000	173,445
Nishimatsu Construction Co. Ltd.	27,000	98,721
Nishimatsuya Chain Co. Ltd.	11,100	106,883
Nissan Chemical Industries Ltd.	10,800	237,365
Nissan Motor Co. Ltd.	195,900	1,895,041
Nissan Shatai Co. Ltd.	7,300	92,682
Nisshin OilliO Group Ltd. (The)	34,000	147,092
Nisshin Seifun Group Inc.	18,600	266,926
Nisshin Steel Co. Ltd.	8,200	95,108
Nisshinbo Holdings Inc.	12,000	133,080
Nissin Foods Holdings Co. Ltd.	5,000	225,594
Nissin Kogyo Co. Ltd.	6,600	103,505
Nitori Holdings Co. Ltd.	6,300	565,955
Nitto Boseki Co. Ltd.	19,000	101,828
Nitto Denko Corp.	13,700	1,038,323
Nitto Kogyo Corp.	3,700	81,857
NOF Corp.	16,000	132,628
NOK Corp.	8,400	246,451
Nomura Holdings Inc.	287,600	2,046,012
Nomura Real Estate Holdings Inc.	11,000	219,654
Nomura Real Estate Master Fund Inc.	161	193,494

SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Nomura Real Estate Office Fund Inc.	35	$149,724
Nomura Real Estate Residential Fund Inc.	29	153,315
Nomura Research Institute Ltd.	9,500	390,290
Noritz Corp.	5,100	83,892
North Pacific Bank Ltd.	33,600	147,803
NSK Ltd.	38,100	492,645
NTN Corp.	40,000	227,612
NTT Data Corp.	10,300	492,990
NTT DOCOMO Inc.	120,400	2,540,747
NTT Urban Development Corp.	9,900	97,406
Obayashi Corp.	52,000	400,823
OBIC Co. Ltd.	6,300	299,504
Odakyu Electric Railway Co. Ltd.	52,000	520,860
Ogaki Kyoritsu Bank Ltd. (The)	38,000	136,180
Oiles Corp.	5,500	89,184
Oita Bank Ltd. (The)	30,000	129,545
Oji Holdings Corp.	64,000	279,979
Okasan Securities Group Inc.	17,000	121,708
Oki Electric Industry Co. Ltd.	75,000	154,365
Okinawa Electric Power Co. Inc. (The)	5,600	140,119
OKUMA Corp.	15,000	145,648
Okumura Corp.	19,000	94,314
Olympus Corp.	20,800	797,449
Omron Corp.	15,600	612,567
Ono Pharmaceutical Co. Ltd.	6,700	808,467
Oracle Corp. Japan	3,500	147,464
Orient Corp.[b]	53,200	97,473
Oriental Land Co. Ltd./Japan	16,500	1,047,972
ORIX Corp.	106,000	1,585,359
Orix JREIT Inc.	198	269,764
Osaka Gas Co. Ltd.	145,000	580,374
OSAKA Titanium Technologies Co. Ltd.	3,600	94,144
OSG Corp.	8,400	179,261
Otsuka Corp.	4,700	246,959
Otsuka Holdings Co. Ltd.	32,000	1,150,135
Pacific Metals Co. Ltd.[a,b]	22,000	66,766
Panasonic Corp.	177,200	2,083,865
Paramount Bed Holdings Co. Ltd.	2,700	80,742
Park24 Co. Ltd.	9,000	163,808
Penta-Ocean Construction Co. Ltd.	31,500	129,158

Security	Shares	Value
Pigeon Corp.	9,400	$286,412
Pioneer Corp.[b]	48,800	91,381
Pola Orbis Holdings Inc.	2,200	134,598
Premier Investment Corp.	34	178,102
Press Kogyo Co. Ltd.	33,000	144,364
Rakuten Inc.	76,200	1,227,306
Recruit Holdings Co. Ltd.	11,300	356,616
Rengo Co. Ltd.	22,000	85,233
Resona Holdings Inc.	175,900	968,554
Resorttrust Inc.	6,400	158,328
Ricoh Co. Ltd.	52,800	521,416
Ricoh Leasing Co. Ltd.	3,100	98,834
Rinnai Corp.	3,100	219,436
Rohm Co. Ltd.	7,900	457,823
Rohto Pharmaceutical Co. Ltd.	8,700	154,486
Royal Holdings Co. Ltd.	9,300	162,588
Ryohin Keikaku Co. Ltd.	2,000	427,297
Ryosan Co. Ltd.	5,900	152,625
Saizeriya Co. Ltd.	5,200	121,212
San-in Godo Bank Ltd. (The)	17,000	172,202
Sangetsu Co. Ltd.	7,700	126,971
Sankyo Co. Ltd.	3,400	129,255
Sankyo Tateyama Inc.	5,100	75,536
Sankyu Inc.	27,000	153,420
Sanrio Co. Ltd.[a]	4,300	119,738
Santen Pharmaceutical Co. Ltd.	33,100	487,570
Sanwa Holdings Corp.	20,100	152,500
Sapporo Holdings Ltd.	31,000	118,100
Sawai Pharmaceutical Co. Ltd.	2,900	177,658
SBI Holdings Inc./Japan	17,500	243,371
SCREEN Holdings Co. Ltd.	22,000	115,775
SCSK Corp.	4,600	164,849
Secom Co. Ltd.	16,600	1,119,842
Sega Sammy Holdings Inc.	14,300	178,786
Seibu Holdings Inc.	10,400	238,479
Seiko Epson Corp.	21,800	385,870
Seino Holdings Co. Ltd.	13,400	154,231
Sekisui Chemical Co. Ltd.	32,000	355,656
Sekisui House Ltd.	47,300	703,802
Sekisui House SI Residential Investment Corp.	140	133,904
Senshu Ikeda Holdings Inc.	31,700	144,818
Seven & I Holdings Co. Ltd.	60,200	2,781,265
Seven Bank Ltd.	57,800	275,716
Sharp Corp./Japan[a,b]	133,000	176,052

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Shiga Bank Ltd. (The)	23,000	$122,523
Shikoku Electric Power Co. Inc.	16,100	271,203
Shimachu Co. Ltd.	5,100	141,604
Shimadzu Corp.	22,000	328,149
Shimamura Co. Ltd.	1,900	196,295
Shimano Inc.	6,500	902,902
Shimizu Corp.	48,000	421,518
Shin-Etsu Chemical Co. Ltd.	32,600	1,951,606
Shinko Electric Industries Co. Ltd.	10,100	75,570
ShinMaywa Industries Ltd.	14,000	141,927
Shinsei Bank Ltd.	145,000	317,164
Shionogi & Co. Ltd.	25,000	997,821
Ship Healthcare Holdings Inc.	5,000	106,098
Shiseido Co. Ltd.	31,200	755,604
Shizuoka Bank Ltd. (The)	42,000	475,273
SHO-BOND Holdings Co. Ltd.	2,600	104,193
Showa Corp.	8,500	78,417
Showa Denko KK	126,000	155,599
Showa Shell Sekiyu KK	14,600	137,286
SKY Perfect JSAT Holdings Inc.	16,900	84,981
SMC Corp./Japan	4,500	1,142,661
SoftBank Group Corp.	76,300	4,237,623
Sohgo Security Services Co. Ltd.	5,700	253,497
Sojitz Corp.	118,500	273,546
Sompo Japan Nipponkoa Holdings Inc.	27,900	984,534
Sony Corp.[b]	94,400	2,691,918
Sony Financial Holdings Inc.	15,300	292,799
Sotetsu Holdings Inc.	43,000	253,707
Square Enix Holdings Co. Ltd.	7,200	181,315
Stanley Electric Co. Ltd.	11,800	252,391
Start Today Co. Ltd.	5,500	176,460
Sugi Holdings Co. Ltd.	3,800	193,842
Sumco Corp.	17,300	173,147
Sumitomo Bakelite Co. Ltd.	25,000	104,726
Sumitomo Chemical Co. Ltd.	126,000	720,029
Sumitomo Corp.	82,700	941,510
Sumitomo Dainippon Pharma Co. Ltd.	11,700	140,047
Sumitomo Electric Industries Ltd.	62,000	925,534
Sumitomo Forestry Co. Ltd.	11,600	137,820
Sumitomo Heavy Industries Ltd.	46,000	232,423
Sumitomo Metal Mining Co. Ltd.	38,000	512,055
Sumitomo Mitsui Construction Co. Ltd.	100,800	126,920

Security	Shares	Value
Sumitomo Mitsui Financial Group Inc.	101,300	$4,532,929
Sumitomo Mitsui Trust Holdings Inc.	266,000	1,236,231
Sumitomo Osaka Cement Co. Ltd.	40,000	150,127
Sumitomo Realty & Development Co. Ltd.	29,000	1,017,967
Sumitomo Rubber Industries Ltd.	14,600	220,364
Sumitomo Warehouse Co. Ltd. (The)	20,000	108,156
Sundrug Co. Ltd.	3,200	186,739
Suntory Beverage & Food Ltd.	11,500	486,380
Suruga Bank Ltd.	16,500	354,651
Suzuken Co. Ltd./Aichi Japan	6,100	216,143
Suzuki Motor Corp.	31,500	1,098,477
Sysmex Corp.	12,500	810,162
T&D Holdings Inc.	48,800	744,240
Tadano Ltd.	12,000	193,712
Taiheiyo Cement Corp.	91,000	300,408
Taikisha Ltd.	4,400	97,983
Taisei Corp.	81,000	476,605
Taisho Pharmaceutical Holdings Co. Ltd.	2,100	141,192
Taiyo Holdings Co. Ltd.	3,300	133,710
Taiyo Nippon Sanso Corp.	12,900	151,808
Taiyo Yuden Co. Ltd.	10,300	129,275
Takara Holdings Inc.	16,900	139,270
Takasago Thermal Engineering Co. Ltd.	9,300	123,855
Takashimaya Co. Ltd.	23,000	220,356
Takeda Pharmaceutical Co. Ltd.	62,800	3,162,936
Tamron Co. Ltd.	4,500	94,144
TDK Corp.	10,400	729,456
Teijin Ltd.	83,000	303,475
Temp Holdings Co. Ltd.	3,800	157,343
Terumo Corp.	24,200	625,045
THK Co. Ltd.	9,800	190,155
Toagosei Co. Ltd.	12,000	93,369
Tobu Railway Co. Ltd.	75,000	361,395
Toda Corp.	19,000	87,106
Toho Bank Ltd. (The)	32,000	140,506
Toho Co. Ltd./Tokyo	9,700	229,866
Toho Gas Co. Ltd.	38,000	227,273
Toho Holdings Co. Ltd.	5,100	126,991

SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Toho Zinc Co. Ltd.	37,000	$104,524
Tohoku Electric Power Co. Inc.	38,100	559,376
Tokai Carbon Co. Ltd.	36,000	104,895
Tokai Rika Co. Ltd.	5,800	146,059
Tokai Tokyo Financial Holdings Inc.	19,100	146,146
Tokio Marine Holdings Inc.	56,500	2,355,402
Tokuyama Corp.[a,b]	38,000	69,317
Tokyo Dome Corp.	24,000	101,118
Tokyo Electric Power Co. Inc.[b]	122,200	877,824
Tokyo Electron Ltd.	14,000	773,026
Tokyo Gas Co. Ltd.	187,000	1,010,656
Tokyo Ohka Kogyo Co. Ltd.	4,900	134,271
Tokyo Seimitsu Co. Ltd.	6,200	123,204
Tokyo Tatemono Co. Ltd.	16,500	231,063
Tokyu Corp.	87,000	640,413
Tokyu Fudosan Holdings Corp.	42,900	324,100
TOKYU REIT Inc.	123	142,166
TOMONY Holdings Inc.	28,000	124,299
Tomy Co. Ltd.	14,300	78,947
TonenGeneral Sekiyu KK	22,000	220,364
Top REIT Inc.	33	134,243
Topcon Corp.	6,400	143,864
Toppan Forms Co. Ltd.	7,300	99,164
Toppan Printing Co. Ltd.	39,000	339,650
Toray Industries Inc.	117,000	932,449
Toshiba Corp.	324,000	993,745
Toshiba Machine Co. Ltd.	20,000	77,646
Toshiba TEC Corp.	15,000	78,817
Tosoh Corp.	44,000	229,775
TOTO Ltd.	24,000	391,299
Toyo Ink SC Holdings Co. Ltd.	19,000	75,758
Toyo Seikan Group Holdings Ltd.	14,700	229,348
Toyo Suisan Kaisha Ltd.	7,500	283,910
Toyo Tire & Rubber Co. Ltd.	8,900	195,607
Toyobo Co. Ltd.	97,000	144,840
Toyoda Gosei Co. Ltd.	6,500	143,856
Toyota Boshoku Corp.	6,800	123,547
Toyota Industries Corp.	12,900	715,307
Toyota Motor Corp.	217,500	14,488,297
Toyota Tsusho Corp.	16,000	406,150
Trend Micro Inc./Japan	9,000	329,795
TS Tech Co. Ltd.	4,900	138,424
TSI Holdings Co. Ltd.	15,600	110,552
Tsubakimoto Chain Co.	15,000	128,092

Security	Shares	Value
Tsumura & Co.	6,300	$132,310
Tsuruha Holdings Inc.	3,300	290,060
UACJ Corp.	27,000	63,852
Ube Industries Ltd.	97,000	169,894
ULVAC Inc.	5,500	79,551
Unicharm Corp.	32,500	781,841
Unipres Corp.	5,200	99,807
United Arrows Ltd.	2,900	115,864
United Urban Investment Corp.	217	315,267
Universal Entertainment Corp.[a]	2,900	72,913
UNY Group Holdings Co. Ltd.	18,000	124,509
Ushio Inc.	11,100	136,269
USS Co. Ltd.	18,700	328,886
Valor Co. Ltd.	5,200	127,802
Wacom Co. Ltd.[a]	20,500	75,947
WATAMI Co. Ltd.[a,b]	16,200	133,240
West Japan Railway Co.	13,700	985,135
Xebio Co. Ltd.	4,800	90,890
Yahoo Japan Corp.	124,900	547,405
Yakult Honsha Co. Ltd.	7,500	498,204
Yamada Denki Co. Ltd.	62,600	239,496
Yamagata Bank Ltd. (The)	28,000	118,197
Yamaguchi Financial Group Inc.	18,000	240,736
Yamaha Corp.	14,800	348,931
Yamaha Motor Co. Ltd.	21,700	493,568
Yamanashi Chuo Bank Ltd. (The)	28,000	128,367
Yamato Holdings Co. Ltd.	29,900	663,425
Yamato Kogyo Co. Ltd.	3,900	91,665
Yamazaki Baking Co. Ltd.	11,000	175,616
Yaskawa Electric Corp.	18,900	224,399
Yokogawa Electric Corp.	19,800	222,779
Yokohama Rubber Co. Ltd. (The)	9,000	178,264
Yoshinoya Holdings Co. Ltd.	9,100	109,366
Zenkoku Hosho Co. Ltd.	4,800	175,116
Zenrin Co. Ltd.	9,200	123,711
Zensho Holdings Co. Ltd.[b]	10,800	104,692
Zeon Corp.	14,000	135,825

		289,348,235
MALAYSIA — 0.69%
AirAsia Bhd	167,900	59,706
Alliance Financial Group Bhd	97,800	108,425
AMMB Holdings Bhd	159,800	233,568
Astro Malaysia Holdings Bhd	260,300	208,948
Axiata Group Bhd	202,500	337,279
Berjaya Corp. Bhd	504,800	51,477

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
British American Tobacco Malaysia Bhd	12,000	$211,792
Bumi Armada Bhd[b]	211,000	61,239
Bursa Malaysia Bhd	78,400	165,635
CapitaMalls Malaysia Trust	224,600	80,455
Carlsberg Brewery Malaysia Bhd	23,100	75,500
CIMB Group Holdings Bhd	435,400	612,486
Dialog Group Bhd	382,478	161,012
DiGi.Com Bhd	294,400	415,678
Felda Global Ventures Holdings Bhd	138,600	60,883
Gamuda Bhd	175,700	221,434
Genting Bhd	184,100	391,835
Genting Malaysia Bhd	263,300	293,971
Genting Plantations Bhd	33,500	91,097
Hong Leong Bank Bhd	49,300	175,054
Hong Leong Financial Group Bhd	23,900	99,112
IHH Healthcare Bhd	246,500	387,362
IJM Corp. Bhd	118,300	210,339
IOI Properties Group Bhd	164,973	82,389
KPJ Healthcare Bhd	77,000	86,573
Kuala Lumpur Kepong Bhd	40,500	232,972
Lafarge Malaysia Bhd	57,000	140,842
Malayan Banking Bhd	370,300	890,773
Malaysia Airports Holdings Bhd	74,800	115,980
Malaysian Resources Corp. Bhd	158,800	44,843
Maxis Bhd	149,300	260,382
Media Prima Bhd	297,400	103,423
MISC Bhd	104,100	212,310
Parkson Holdings Bhd[a,b]	107,806	37,772
Pavilion REIT	196,100	79,476
Petronas Chemicals Group Bhd	235,100	394,036
Petronas Dagangan Bhd	25,500	140,552
Petronas Gas Bhd	62,200	359,099
PPB Group Bhd	42,100	169,963
Public Bank Bhd	223,560	1,110,639
RHB Capital Bhd	62,700	121,810
Sapurakencana Petroleum Bhd[a]	339,000	217,166
Sime Darby Bhd	239,200	545,385
Sunway REIT	219,700	89,615
Telekom Malaysia Bhd	102,900	176,231
Tenaga Nasional Bhd	289,300	922,855
UMW Holdings Bhd	56,100	146,686
WCT Holdings Bhd	193,504	70,834
YTL Corp. Bhd	444,000	183,428

Security	Shares	Value
YTL Power International Bhd	261,800	$107,472

		11,757,793
MEXICO — 0.91%
Alfa SAB de CV	240,000	479,670
Alsea SAB de CVa	62,900	205,806
America Movil SAB de CV	2,650,800	2,592,724
Arca Continental SAB de CV	37,500	226,976
Bolsa Mexicana de Valores SAB de CV	77,500	139,898
Cemex SAB de CV CPO[b]	1,060,569	908,908
Coca-Cola Femsa SAB de CV Series L	40,800	310,183
Controladora Comercial Mexicana SAB de CV BC Units	44,900	132,309
Corp Inmobiliaria Vesta SAB de CV	80,600	136,287
El Puerto de Liverpool SAB de CV Series C1	15,300	180,112
Empresas ICA SAB de CVa,b	110,800	70,681
Fomento Economico Mexicano SAB de CV	157,500	1,436,287
Genomma Lab Internacional SAB de CV Series Bb	76,200	71,106
Gentera SAB de CV	116,400	201,326
Gruma SAB de CV Series B	19,300	254,318
Grupo Aeroportuario del Pacifico SAB de CV Series B	32,100	254,841
Grupo Aeroportuario del Sureste SAB de CV Series B	19,900	299,512
Grupo Bimbo SAB de CVb	141,100	380,735
Grupo Carso SAB de CV Series A1	51,700	236,056
Grupo Comercial Chedraui SA de CV	37,200	104,581
Grupo Financiero Banorte SAB de CV	205,700	1,088,781
Grupo Financiero Inbursa SAB de CV Series O	200,800	458,477
Grupo Financiero Santander Mexico SAB de CV Series B	152,600	272,891
Grupo Herdez SAB de CV	54,200	146,757
Grupo Mexico SAB de CV Series B	308,100	847,318
Grupo Simec SAB de CV Series Ba,b	25,900	74,559

SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Grupo Televisa SAB	204,300	$1,433,581
Industrias CH SAB de CV Series Bb	22,400	79,695
Kimberly-Clark de Mexico SAB de CV Series A	145,200	338,688
Mexichem SAB de CV	90,900	267,747
Mexico Real Estate Management SA de CV	113,500	169,460
Minera Frisco SAB de CV Series A1[b]	106,900	63,455
OHL Mexico SAB de CVb	70,900	116,522
Promotora y Operadora de Infraestructura SAB de CVb	21,000	243,163
TV Azteca SAB de CV CPO	321,000	63,715
Wal-Mart de Mexico SAB de CV	439,500	1,073,718

		15,360,843
NETHERLANDS — 2.03%
Aalberts Industries NV	9,218	291,073
Aegon NV	139,100	1,076,407
Akzo Nobel NV	19,375	1,395,916
Altice SAa,b	7,288	925,997
Arcadis NV	5,920	156,323
ASM International NV	4,805	217,581
ASML Holding NV	28,605	2,864,609
BinckBank NV	9,895	94,468
Boskalis Westminster NV	6,740	331,415
Brunel International NV	4,727	93,250
Corbion NV	6,953	147,341
Delta Lloyd NV	18,101	323,282
Eurocommercial Properties NV	4,287	186,120
Euronext NVc	5,879	269,982
Fiat Chrysler Automobiles NVb	74,178	1,171,965
Fugro NV CVA[a,b]	5,525	116,439
Gemalto NVa	6,497	561,264
Heineken Holding NV	7,524	525,707
Heineken NV	18,085	1,433,453
IMCD Group NV	3,609	133,379
ING Groep NV CVA	309,449	5,295,951
Koninklijke Ahold NV	72,334	1,448,518
Koninklijke BAM Groep NVb	23,658	110,357
Koninklijke DSM NV	13,426	771,502
Koninklijke KPN NV	258,646	1,028,754
Koninklijke Philips NV	73,883	2,066,455
Koninklijke Ten Cate NV	5,672	154,036
Koninklijke Vopak NV	6,033	317,281

Security	Shares	Value
NN Group NV	14,301	$443,914
NSI NV	27,182	122,501
OCI NVb	7,115	240,272
PostNL NVb	37,829	163,504
Randstad Holding NV	10,116	696,753
RELX NV	81,715	1,369,591
SBM Offshore NVb	13,560	166,373
TKH Group NV	4,924	212,715
TNT Express NV	38,576	325,196
TomTom NVa,b	10,604	115,389
Unilever NV CVA	129,115	5,821,659
USG People NV	8,431	129,851
VastNed Retail NV	2,731	124,994
Wereldhave NV	3,195	190,090
Wolters Kluwer NV	23,686	789,795

		34,421,422
NEW ZEALAND — 0.17%
Air New Zealand Ltd.	64,697	113,463
Auckland International Airport Ltd.	77,880	279,890
Chorus Ltd.[b]	35,503	67,688
Contact Energy Ltd.	33,433	109,937
Fisher & Paykel Healthcare Corp. Ltd.	50,573	251,967
Fletcher Building Ltd.	54,656	287,559
Freightways Ltd.	23,591	90,581
Infratil Ltd.	48,473	104,008
Kiwi Property Group Ltd.	82,241	75,393
Meridian Energy Ltd.	119,819	179,090
Mighty River Power Ltd.	84,536	154,994
Nuplex Industries Ltd.	28,762	86,935
Precinct Properties New Zealand Ltd.	127,724	97,150
Ryman Healthcare Ltd.	32,585	181,828
Sky Network Television Ltd.	39,763	161,657
SKYCITY Entertainment Group Ltd.	47,377	139,109
Spark New Zealand Ltd.	161,306	317,181
Trade Me Group Ltd.	38,463	86,618
Xero Ltd.[b]	6,168	72,524

		2,857,572
NORWAY — 0.55%
Aker ASA Class A	4,076	85,242
Aker Solutions ASA	15,990	64,008
Atea ASA	15,556	135,393

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Austevoll Seafood ASA	21,656	$112,691
Bakkafrost P/F	4,005	122,187
Borregaard ASA	13,988	89,051
BW LPG Ltd.[a,c]	10,504	86,512
Det Norske Oljeselskap ASA[a,b]	11,769	72,535
DNB ASA	76,438	1,252,519
DNO ASA[a,b]	60,792	56,800
Gjensidige Forsikring ASA	18,542	299,041
Leroy Seafood Group ASA	3,800	131,359
Marine Harvest ASA	27,565	342,153
Norsk Hydro ASA	115,263	432,049
Norwegian Air Shuttle ASA[a,b]	3,170	137,425
Norwegian Property ASA[b]	81,020	94,387
Opera Software ASA[a]	15,354	122,774
Orkla ASA	66,469	533,136
Petroleum Geo-Services ASA[a]	20,159	92,452
Prosafe SE	31,732	92,906
Schibsted ASA[a]	6,368	223,107
Schibsted ASA Class Bb	5,958	195,696
Seadrill Ltd.[a]	29,296	266,152
SpareBank 1 SMN	18,772	146,064
Statoil ASA	88,857	1,510,673
Storebrand ASA[b]	49,030	198,681
Subsea 7 SAb	21,683	190,853
Telenor ASA	59,651	1,315,003
TGS Nopec Geophysical Co. ASA[a]	8,192	173,639
Yara International ASA	14,320	716,277

		9,290,765
PERU — 0.07%
Cia. de Minas Buenaventura SA ADR	17,343	123,482
Credicorp Ltd.	5,522	728,352
Southern Copper Corp.	13,362	372,265

		1,224,099
PHILIPPINES — 0.29%
Aboitiz Equity Ventures Inc.	148,310	189,705
Aboitiz Power Corp.	115,000	109,883
Alliance Global Group Inc.	229,800	113,556
Ayala Corp.	20,150	343,654
Ayala Land Inc.	638,000	521,727
Bank of the Philippine Islands	63,127	131,126
BDO Unibank Inc.	139,910	307,138
Belle Corp.	655,000	52,990
DMCI Holdings Inc.	342,000	88,987

Security	Shares	Value
Energy Development Corp.	924,600	$144,952
First Gen Corp.	152,200	86,025
First Philippine Holdings Corp.	28,870	52,267
Globe Telecom Inc.	2,790	157,389
GT Capital Holdings Inc.	7,990	244,583
International Container Terminal Services Inc.	70,790	170,107
JG Summit Holdings Inc.	215,502	341,618
Jollibee Foods Corp.	42,900	178,222
Manila Water Co. Inc.	142,600	77,793
Metro Pacific Investments Corp.	1,119,200	118,686
Metropolitan Bank & Trust Co.	35,207	68,012
Philippine Long Distance Telephone Co.	6,860	432,884
SM Investments Corp.	12,600	246,022
SM Prime Holdings Inc.	680,500	319,159
Universal Robina Corp.	103,500	432,919

		4,929,404
POLAND — 0.31%
Alior Bank SAb	4,913	113,103
Asseco Poland SA	8,965	137,677
Bank Handlowy w Warszawie SA	2,988	73,688
Bank Millennium SAb	43,809	71,746
Bank Pekao SA	10,611	449,701
Bank Zachodni WBK SAb	2,924	234,411
Cyfrowy Polsat SAb	20,613	126,799
ENEA SA	20,864	81,895
Eurocash SA	8,791	101,599
Getin Noble Bank SAb	121,677	39,206
Globe Trade Centre SAb	36,641	57,568
Grupa Azoty SAb	4,887	110,487
Grupa Lotos SAb	10,970	92,019
Kernel Holding SA	7,651	89,218
KGHM Polska Miedz SA	10,973	277,594
LPP SA	90	184,542
Lubelski Wegiel Bogdanka SA	4,390	61,140
mBank SAb	1,350	135,890
Netia SA	54,821	82,481
Orange Polska SA	51,913	112,390
PGE Polska Grupa Energetyczna SA	71,694	338,304
Polski Koncern Naftowy Orlen SA	28,952	587,020
Polskie Gornictwo Naftowe i Gazownictwo SA	142,712	239,041
Powszechna Kasa Oszczednosci Bank Polski SA	74,559	580,151

SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Powszechny Zaklad Ubezpieczen SA	4,671	$536,787
Synthos SA	46,922	58,852
Tauron Polska Energia SA	112,045	113,082
TVN SA	23,267	123,236

		5,209,627
PORTUGAL — 0.12%
Banco BPI SA Registered[b,d]	48,101	54,792
Banco Comercial Portugues SA Registered[a,b]	3,317,906	256,605
CTT-Correios de Portugal SA	15,782	163,906
EDP — Energias de Portugal SA	159,934	595,136
Galp Energia SGPS SA	33,281	387,929
Jeronimo Martins SGPS SA	21,361	319,318
NOS SGPS SA	20,039	170,833
Sonae SGPS SA	77,995	108,836

		2,057,355
QATAR — 0.19%
Barwa Real Estate Co.	6,611	90,779
Ezdan Holding Group QSC	52,925	255,087
Gulf International Services QSC	2,802	53,097
Industries Qatar QSC	15,659	581,850
Masraf Al Rayan QSC	40,632	502,146
Ooredoo QSC	10,713	237,135
Qatar Electricity & Water Co. QSC	1,646	99,856
Qatar Insurance Co. SAQ	6,938	187,300
Qatar Islamic Bank SAQ	3,663	110,154
Qatar National Bank SAQ	16,607	832,345
Vodafone Qatar QSC	54,015	233,342

		3,183,091
RUSSIA — 0.29%
Gazprom PAO ADR	248,990	1,157,804
LSR Group PJSC GDR[d]	96,004	210,729
Lukoil PJSC ADR	23,148	946,753
Magnit PJSC GDR[d]	18,856	1,022,938
Mechel ADR[b]	50,338	49,024
MegaFon PJSC GDR[d]	14,477	179,515
Mobile TeleSystems PJSC ADR	41,937	343,883
NOVATEK OAO GDR[d]	6,498	648,176
Sberbank of Russia ADR	33,230	163,907
Sistema JSFC GDR[d]	18,878	160,274

		4,883,003

Security	Shares	Value
SINGAPORE — 1.06%
AIMS AMP Capital Industrial REIT[a]	132,825	$145,609
ARA Asset Management Ltd.[a]	116,900	145,666
Ascendas India Trust[a]	220,900	150,947
Ascendas REIT	184,700	326,664
Ascott Residence Trust[a]	130,400	119,126
Biosensors International Group Ltd.[a,b]	148,600	75,478
Cache Logistics Trust	223,200	176,172
Cambridge Industrial Trust[a]	289,000	141,511
CapitaLand Commercial Trust	158,500	165,068
CapitaLand Ltd.[a]	199,900	470,422
CapitaLand Mall Trust	191,400	279,763
CapitaLand Retail China Trust	111,140	129,148
CDL Hospitality Trusts[a]	85,700	97,707
City Developments Ltd.	31,900	217,516
ComfortDelGro Corp. Ltd.	188,200	414,004
COSCO Corp. Singapore Ltd.[a]	179,000	51,019
DBS Group Holdings Ltd.	135,000	1,991,011
Ezion Holdings Ltd.[a]	137,060	86,645
Ezra Holdings Ltd.[a,b]	680,321	66,625
First REIT[a]	167,400	172,502
First Resources Ltd.[a]	57,500	79,844
Frasers Centrepoint Trust[a]	80,400	121,044
Frasers Commercial Trust[a]	133,600	142,065
Genting Singapore PLC	475,000	305,489
Global Logistic Properties Ltd.[a]	260,100	437,207
Golden Agri-Resources Ltd.	555,500	127,883
Hutchison Port Holdings Trust[a]	381,400	228,840
Hyflux Ltd.[a]	221,300	135,856
Indofood Agri Resources Ltd.[a]	140,300	59,984
Jardine Cycle & Carriage Ltd.	9,022	194,840
Kenon Holdings Ltd./Singapore[b]	3,750	59,064
Keppel Corp. Ltd.[a]	111,000	608,419
Keppel REIT[a]	105,860	83,168
Lippo Malls Indonesia Retail Trust[a]	515,200	133,667
M1 Ltd./Singapore[a]	35,900	82,122
Mapletree Commercial Trust	131,600	131,283
Mapletree Industrial Trust	101,700	113,347
Mapletree Logistics Trust	131,600	106,757
Midas Holdings Ltd.[a]	373,700	86,030
Neptune Orient Lines Ltd./Singapore[a,b]	105,900	71,978

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
OUE Hospitality Trust[a]	205,466	$136,647
Oversea-Chinese Banking Corp. Ltd.	231,150	1,738,313
Parkway Life REIT[a]	69,900	124,137
Perennial Real Estate Holdings Ltd.[a,b]	111,372	85,057
Sabana Shari’ah Compliant Industrial REIT	387,665	233,738
SATS Ltd.	70,800	194,554
SembCorp Industries Ltd.[a]	78,400	204,552
Sembcorp Marine Ltd[a]	78,700	150,118
Singapore Airlines Ltd.	50,700	397,952
Singapore Exchange Ltd.	64,100	373,366
Singapore Post Ltd.[a]	158,500	226,462
Singapore Press Holdings Ltd.[a]	41,000	125,250
Singapore Technologies Engineering Ltd.	117,000	280,465
Singapore Telecommunications Ltd.	614,200	1,835,912
SMRT Corp. Ltd.[a]	110,700	112,051
Starhill Global REIT[a]	168,500	107,137
StarHub Ltd.	40,500	113,363
Suntec REIT	188,400	234,760
United Engineers Ltd.[a]	45,900	83,528
United Overseas Bank Ltd.	100,900	1,637,053
UOL Group Ltd.[a]	39,100	191,457
Venture Corp. Ltd.[a]	22,600	129,657
Wilmar International Ltd.	134,800	315,252
Wing Tai Holdings Ltd.[a]	52,900	72,876
Yangzijiang Shipbuilding Holdings Ltd.[a]	162,500	153,201

		17,988,348
SOUTH AFRICA — 1.57%
Adcock Ingram Holdings Ltd.[b]	16,146	64,241
Aeci Ltd.	10,868	93,218
African Rainbow Minerals Ltd.	12,601	69,622
Anglo American Platinum Ltd.[b]	4,599	96,001
AngloGold Ashanti Ltd.[b]	34,832	210,256
Aspen Pharmacare Holdings Ltd.	28,006	823,554
Aveng Ltd.[b]	133,709	68,354
AVI Ltd.	32,005	202,425
Barclays Africa Group Ltd.	27,470	405,377
Barloworld Ltd.	18,275	130,360
Bidvest Group Ltd. (The)	24,848	606,380
Brait SEb	32,430	393,365
Capital Property Fund[b]	126,025	146,831

Security	Shares	Value
Capitec Bank Holdings Ltd.	3,539	$130,638
Clicks Group Ltd.	24,089	184,204
Coronation Fund Managers Ltd.	23,638	145,197
DataTec Ltd.	16,982	91,741
Discovery Ltd.	32,684	351,916
EMIRA PROPERTY FUND Ltd. REIT	78,398	106,875
FirstRand Ltd.	283,615	1,230,489
Foschini Group Ltd. (The)	16,869	192,582
Gold Fields Ltd.	69,525	188,787
Grindrod Ltd.	71,119	75,364
Growthpoint Properties Ltd.	162,602	357,242
Harmony Gold Mining Co. Ltd.[b]	60,551	57,590
Hyprop Investments Ltd.	21,788	223,838
Illovo Sugar Ltd.	38,898	41,189
Impala Platinum Holdings Ltd.[b]	44,764	161,465
Imperial Holdings Ltd.	14,011	189,005
Investec Ltd.	19,169	174,340
JSE Ltd.	12,794	149,468
Kumba Iron Ore Ltd.	7,592	65,342
Lewis Group Ltd.	10,954	49,965
Liberty Holdings Ltd.	12,107	136,452
Life Healthcare Group Holdings Ltd.	70,310	208,472
Massmart Holdings Ltd.	9,201	98,085
Mediclinic International Ltd.	32,905	293,816
MMI Holdings Ltd./South Africa	96,890	226,156
Mondi Ltd.	9,885	237,218
Mr. Price Group Ltd.	20,225	404,276
MTN Group Ltd.	132,768	2,220,341
Murray & Roberts Holdings Ltd.	105,281	108,310
Nampak Ltd.	51,349	129,827
Naspers Ltd. Class N	32,160	4,511,627
Nedbank Group Ltd.	16,430	328,743
Netcare Ltd.	83,871	268,491
Northam Platinum Ltd.[b]	31,208	85,410
Omnia Holdings Ltd.	5,193	72,028
Pick n Pay Holdings Ltd.	32,028	67,828
Pick n Pay Stores Ltd.	22,502	105,456
PSG Group Ltd.	8,291	131,051
Rand Merchant Insurance Holdings Ltd.	74,953	263,467
Redefine Properties Ltd.	246,100	224,312
Remgro Ltd.	39,853	827,541
Resilient Property Income Fund Ltd.	25,833	205,608

SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Reunert Ltd.	19,291	$96,784
RMB Holdings Ltd.	62,971	341,132
Sanlam Ltd.	152,601	808,179
Sappi Ltd.[b]	45,938	151,246
Sasol Ltd.	44,760	1,556,685
Shoprite Holdings Ltd.	35,527	473,618
Sibanye Gold Ltd.	68,115	89,888
SPAR Group Ltd. (The)	16,822	263,816
Standard Bank Group Ltd.	97,990	1,182,683
Steinhoff International Holdings Ltd.	177,084	1,074,687
Sun International Ltd./South Africa	11,565	105,274
Super Group Ltd./South Africa[b]	29,790	83,819
Telkom SA SOC Ltd.	27,599	134,484
Tiger Brands Ltd.	13,053	294,725
Tongaat Hulett Ltd.	10,141	98,058
Truworths International Ltd.	36,044	244,398
Vodacom Group Ltd.	27,007	313,715
Wilson Bayly Holmes-Ovcon Ltd.	8,559	64,771
Woolworths Holdings Ltd./South Africa	74,810	588,839

		26,598,537
SOUTH KOREA — 2.95%
Amicogen Inc.	1,552	123,348
AmorePacific Corp.	2,705	950,096
AmorePacific Group	2,540	422,194
Asiana Airlines Inc.[b]	15,387	78,240
BGF retail Co. Ltd.	1,065	181,118
Binggrae Co. Ltd.	981	68,997
BNK Financial Group Inc.	19,364	227,539
Celltrion Inc.[b]	5,535	368,480
Chabiotech Co. Ltd.[b]	6,052	81,717
Cheil Industries Inc.[b]	2,275	325,653
Cheil Worldwide Inc.[b]	6,115	99,813
CJ CGV Co. Ltd.	1,441	144,081
CJ CheilJedang Corp.	722	253,593
CJ Corp.	1,335	348,539
CJ E&M Corp.[b]	2,318	146,590
CJ Korea Express Co. Ltd.[b]	787	115,345
CJ O Shopping Co. Ltd.	353	61,269
Com2uSCorp.[b]	786	83,561
Cosmax Inc.	975	169,562
Coway Co. Ltd.	4,323	361,312
Daelim Industrial Co. Ltd.	2,233	141,978

Security	Shares	Value
Daesang Corp.	2,395	$72,762
Daewoo Engineering & Construction Co. Ltd.[b]	12,383	73,019
Daewoo International Corp.	4,347	76,899
Daewoo Securities Co. Ltd.	21,301	263,953
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	12,224	72,499
Daum Kakao Corp.	2,370	244,869
DGB Financial Group Inc.	12,959	124,036
Dong-A Socio Holdings Co. Ltd.	555	82,528
Dong-A ST Co. Ltd.	652	77,450
Dongbu Insurance Co. Ltd.	4,401	208,739
Dongkuk Steel Mill Co. Ltd.[b]	16,083	83,016
Dongwon Industries Co. Ltd.	189	58,954
Doosan Corp.	713	62,456
Doosan Heavy Industries & Construction Co. Ltd.	5,015	86,144
Doosan Infracore Co. Ltd.[b]	10,787	70,153
E-Mart Co. Ltd.	1,669	340,889
Fila Korea Ltd.	1,278	111,947
Gamevil Inc.[b]	636	50,221
GemVax & Kael Co. Ltd.[b]	3,569	94,856
Grand Korea Leisure Co. Ltd.	3,266	84,012
Green Cross Corp./South Korea	714	134,239
Green Cross Holdings Corp.	4,440	155,759
GS Engineering & Construction Corp.[b]	4,403	98,208
GS Holdings Corp.	4,385	170,131
Halla Holdings Corp.	1,302	57,303
Halla Visteon Climate Control Corp.	3,434	106,675
Hana Financial Group Inc.	23,194	577,793
Hana Tour Service Inc.	1,598	236,938
Handsome Co. Ltd.	3,195	108,534
Hanjin Kal Corp.	4,223	102,133
Hanjin Shipping Co. Ltd.[b]	13,999	60,535
Hankook Tire Co. Ltd.	5,942	206,166
Hanmi Pharm Co. Ltd.[b]	710	242,704
Hansol Holdings Co. Ltd.[b]	15,640	119,624
Hanssem Co. Ltd.	1,055	267,773
Hanwha Chemical Corp.	9,826	173,402
Hanwha Corp.	4,405	178,813
Hanwha Life Insurance Co. Ltd.	21,045	149,274
Hanwha Techwin Co. Ltd.[b]	2,846	92,666
Hotel Shilla Co. Ltd.	2,620	282,118
Huchems Fine Chemical Corp.	4,103	79,770

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Hyosung Corp.	2,225	$270,959
Hyundai Department Store Co. Ltd.	1,189	149,876
Hyundai Development Co. Engineering & Construction	4,506	269,555
Hyundai Engineering & Construction Co. Ltd.	6,285	184,766
Hyundai Glovis Co. Ltd.	1,591	265,133
Hyundai Greenfood Co. Ltd.	4,847	100,034
Hyundai Heavy Industries Co. Ltd.[b]	3,492	289,471
Hyundai Home Shopping Network Corp.	671	70,245
Hyundai Livart Furniture Co. Ltd.	1,981	107,502
Hyundai Marine & Fire Insurance Co. Ltd.	4,607	124,806
Hyundai Merchant Marine Co. Ltd.[b]	10,379	55,525
Hyundai Mipo Dockyard Co. Ltd.[b]	1,113	51,553
Hyundai Mobis Co. Ltd.	5,435	991,644
Hyundai Motor Co.	12,335	1,570,666
Hyundai Securities Co. Ltd.	14,199	104,113
Hyundai Steel Co.	7,753	386,938
Hyundai Wia Corp.	1,299	118,782
iMarketKorea Inc.	2,462	64,488
Industrial Bank of Korea	22,859	270,561
JB Financial Group Co. Ltd.	14,488	79,488
Kangwon Land Inc.	10,540	384,165
KB Financial Group Inc.	25,977	816,950
KB Insurance Co. Ltd.	4,618	111,291
KCC Corp.	485	202,886
KEPCO Plant Service & Engineering Co. Ltd.	2,147	215,590
Kia Motors Corp.	21,105	791,787
KIWOOM Securities Co. Ltd.	2,010	112,683
Kolon Industries Inc.	1,706	79,749
Komipharm International Co. Ltd.[b]	3,346	42,606
Korea Aerospace Industries Ltd.	4,478	373,119
Korea Electric Power Corp.	20,560	894,333
Korea Gas Corp.	2,569	92,977
Korea Investment Holdings Co. Ltd.	3,757	199,705
Korea Kolmar Co. Ltd.	1,412	123,685
Korea Zinc Co. Ltd.	724	304,412

Security	Shares	Value
Korean Air Lines Co. Ltd.[b]	3,732	$111,946
Korean Reinsurance Co.	12,913	162,771
KT Corp.[b]	2,357	61,637
KT Skylife Co. Ltd.	4,375	89,358
KT&G Corp.	8,778	825,176
Kumho Petrochemical Co. Ltd.	1,172	60,596
Kumho Tire Co. Inc.[b]	13,657	78,780
Kwangju Bank[b]	16,820	109,244
LF Corp.	3,544	106,003
LG Chem Ltd.	4,144	885,357
LG Corp.	8,177	405,304
LG Display Co. Ltd.	18,600	351,288
LG Electronics Inc.	8,664	300,610
LG Hausys Ltd.	708	107,094
LG Household & Health Care Ltd.	737	539,768
LG Innotek Co. Ltd.	1,245	86,820
LG International Corp.	3,074	75,658
LG Life Sciences Ltd.[b]	2,037	122,727
LG Uplus Corp.	20,092	198,319
Lotte Chemical Corp.	1,398	311,224
Lotte Chilsung Beverage Co. Ltd.	62	119,109
Lotte Confectionery Co. Ltd.	56	93,178
Lotte Food Co. Ltd.	105	81,746
Lotte Shopping Co. Ltd.	848	182,623
LS Corp.	1,642	55,007
LS Industrial Systems Co. Ltd.	2,037	90,870
Mando Corp.	977	93,513
Medipost Co. Ltd.[b]	1,581	148,217
Medy-Tox Inc.	449	204,250
MegaStudy Co. Ltd.	3,036	94,441
Meritz Fire & Marine Insurance Co. Ltd.	8,599	119,415
Mirae Asset Securities Co. Ltd.	2,979	111,889
Namyang Dairy Products Co. Ltd.	116	73,061
NAVER Corp.	2,235	998,936
NCsoft Corp.	1,219	228,663
Nexen Tire Corp.	7,134	85,353
NH Investment & Securities Co. Ltd.	14,276	132,372
NHN Entertainment Corp.[b]	1,226	59,511
NongShim Co. Ltd.	375	99,506
OCI Co. Ltd.	1,438	119,203
Orion Corp./Republic of Korea	278	274,163
Paradise Co. Ltd.	4,616	93,492
Poongsan Corp.	3,249	73,024

SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
POSCO	5,608	$941,736
S-1 Corp.	1,929	138,969
S-Oil Corp.	4,118	220,654
Samsung C&T Corp.	9,993	483,360
Samsung Card Co. Ltd.	3,849	126,968
Samsung Electro-Mechanics Co. Ltd.	4,769	221,302
Samsung Electronics Co. Ltd.	8,854	8,966,363
Samsung Engineering Co. Ltd.[b]	3,853	96,148
Samsung Fine Chemicals Co. Ltd.	3,562	104,563
Samsung Fire & Marine Insurance Co. Ltd.	3,036	726,471
Samsung Heavy Industries Co. Ltd.	11,680	137,746
Samsung Life Insurance Co. Ltd.	6,801	621,892
Samsung SDI Co. Ltd.	4,396	322,332
Samsung SDS Co. Ltd.	2,550	638,508
Samsung Securities Co. Ltd.	4,584	206,058
Sansung Life & Science Co. Ltd.[b]	2,058	130,147
SeAH Besteel Corp.	1,921	54,339
Seegene Inc.[b]	2,215	111,114
Seoul Semiconductor Co. Ltd.[b]	4,315	58,448
SFA Engineering Corp.	1,869	67,004
Shinhan Financial Group Co. Ltd.	28,695	1,029,945
Shinsegae Co. Ltd.	528	93,855
SK C&C Co. Ltd.	3,039	794,713
SK Chemicals Co. Ltd.	1,592	96,324
SK Holdings Co. Ltd.	2,070	366,184
SK Hynix Inc.	46,833	1,484,856
SK Innovation Co. Ltd.[b]	5,309	451,434
SK Networks Co. Ltd.	11,386	70,740
SK Telecom Co. Ltd.	831	177,186
SKC Co. Ltd.	2,899	88,321
SM Entertainment Co.[b]	2,450	66,267
Sung Kwang Bend Co. Ltd.	8,046	71,511
Sungwoo Hitech Co. Ltd.	9,029	69,522
TK Corp.[b]	13,772	121,814
Tongyang Life Insurance	6,551	85,376
ViroMed Co. Ltd.[b]	1,577	236,924
Whanin Pharmaceutical Co. Ltd.	4,411	91,978
Woori Bank	26,237	213,905
YG Entertainment Inc.	1,665	75,413
Youngone Corp.	2,346	116,884
Youngone Holdings Co. Ltd.	943	70,837

Security	Shares	Value
Yuanta Securities Korea Co. Ltd.[b]	22,342	$104,249
Yuhan Corp.	665	153,158

		50,091,768
SPAIN — 2.46%
Abengoa SA Class Ba	45,536	102,986
Abertis Infraestructuras SA	38,483	633,730
Acciona SA	4,223	343,448
Acerinox SA	13,490	165,439
ACS Actividades de Construccion y Servicios SA	15,305	516,592
Aena SAb,c	5,701	632,395
Almirall SA	7,270	143,697
Amadeus IT Holding SA Class A	38,079	1,670,663
Applus Services SA	11,273	127,041
Atresmedia Corp. de Medios de Comunicacion SA	8,134	122,760
Banco Bilbao Vizcaya Argentaria SA	506,776	5,159,026
Banco de Sabadell SA	396,876	909,425
Banco Popular Espanol SA	141,378	652,766
Banco Santander SA	1,149,743	7,982,527
Bankia SA	401,219	533,274
Bankinter SA	60,422	469,504
Bolsas y Mercados Espanoles SHMSF SA	298	12,396
CaixaBank SA	207,857	932,153
Construcciones y Auxiliar de Ferrocarriles SA	338	96,721
Corp Financiera Alba SA	2,307	108,532
Distribuidora Internacional de Alimentacion SA	54,450	342,847
Ebro Foods SA	8,499	170,712
Enagas SA	1,356	38,323
Endesa SA	22,850	483,205
Faes Farma SA	69,640	195,047
Ferrovial SA	35,844	876,794
Fomento de Construcciones y Contratas SAa,b	13,052	135,394
Gamesa Corp. Tecnologica SA	22,502	358,376
Gas Natural SDG SA	28,966	633,181
Grifols SA	12,731	565,306
Grupo Catalana Occidente SA	5,865	183,059
Hispania Activos Inmobiliarios SAU[b]	14,594	224,126
Iberdrola SA	437,959	3,108,440

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Indra Sistemas SAa	14,892	$168,236
Industria de Diseno Textil SA	88,870	3,061,012
Inmobiliaria Colonial SAb	187,800	140,471
International Consolidated Airlines Group SAb	86,724	725,527
Mapfre SA	87,013	281,295
Mediaset Espana Comunicacion SA	21,596	273,082
Merlin Properties SOCIMI SAb	19,906	219,470
NH Hotel Group SAa,b	27,225	166,039
Obrascon Huarte Lain SAa	5,373	89,877
Prosegur Cia. de Seguridad SA	30,830	164,181
Red Electrica Corp. SA	930	74,772
Repsol SA	82,971	1,402,559
Sacyr SAa,b	36,294	126,033
Tecnicas Reunidas SA	3,155	161,602
Telefonica SA	356,534	5,491,199
Viscofan SA	4,744	285,238
Zardoya Otis SA	16,611	183,343
Zardoya Otis SA New[b]	643	7,097

		41,650,918
SWEDEN — 2.22%
AAK AB	2,897	197,460
AF AB Class B	10,708	150,779
Alfa Laval AB	24,707	457,238
Assa Abloy AB	82,509	1,684,741
Atlas Copco AB Class A	54,703	1,504,183
Atlas Copco AB Class B	31,952	789,541
Axfood AB	7,144	122,213
Betsson AB	12,239	205,948
BillerudKorsnas AB	17,642	272,590
Boliden AB	23,665	439,610
Castellum AB	16,574	237,727
Clas Ohlson AB Class B	5,412	100,662
Electrolux AB Class B	19,963	577,561
Elekta AB Class Ba	33,398	223,162
Fabege AB	14,074	196,616
Getinge AB Class B	16,290	402,149
Hennes & Mauritz AB Class B	77,175	3,088,656
Hexagon AB Class B	21,267	691,672
Hexpol AB	24,070	259,775
Holmen AB Class B	4,186	120,180
Hufvudstaden AB Class A	10,423	135,645
Husqvarna AB Class B	37,340	274,104
ICA Gruppen AB	6,115	224,480

Security	Shares	Value
Industrivarden AB Class C	12,880	$244,971
Indutrade AB	4,031	198,368
Intrum Justitia AB	7,767	265,832
Investment AB Kinnevik Class B	19,032	612,768
Investor AB Class B	35,404	1,374,396
JM AB	7,762	206,826
Kungsleden AB	25,516	171,834
L E Lundbergforetagen AB Class B	3,485	159,876
Lindab International AB	10,453	79,171
Loomis AB Class B	6,303	177,284
Lundin Petroleum ABa,b	17,579	256,447
Meda AB Class A	21,109	346,590
Mekonomen AB	4,126	103,446
Millicom International Cellular SA SDR	5,341	393,004
Modern Times Group MTG AB Class B	6,077	173,479
NCC AB Class B	8,046	241,979
Nibe Industrier AB Class B	8,085	229,104
Nobia AB	13,830	163,211
Nordea Bank AB	244,557	3,065,732
Oriflame Holding AGb	6,146	91,523
Peab AB	19,989	152,212
Ratos AB Class B	19,701	124,059
Saab AB	5,807	141,054
Sandvik AB	86,125	875,773
Securitas AB Class B	28,318	408,487
Skandinaviska Enskilda Banken AB Class A	122,674	1,487,755
Skanska AB Class B	29,854	632,562
SKF AB Class B	33,290	655,287
SSAB AB Class Aa,b	33,413	160,141
Svenska Cellulosa AB SCA Class B	46,235	1,324,173
Svenska Handelsbanken AB Class A	120,135	1,849,222
Swedbank AB Class A	72,714	1,714,529
Swedish Match AB	16,181	498,710
Swedish Orphan Biovitrum ABb	14,892	197,277
Tele2 AB Class B	25,431	266,160
Telefonaktiebolaget LM Ericsson Class B	245,689	2,644,436
TeliaSonera AB	196,498	1,201,847
Trelleborg AB Class B	20,741	360,623

SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Unibet Group PLC SDR	3,515	$227,081
Volvo AB Class B	124,527	1,482,637
Wallenstam AB Class B	19,365	141,025
Wihlborgs Fastigheter AB	11,896	206,350

		37,663,933
SWITZERLAND — 6.46%
ABB Ltd. Registered	170,225	3,476,763
Actelion Ltd. Registered	8,409	1,250,282
Adecco SA Registered	13,498	1,132,675
Allreal Holding AG Registered	1,732	248,870
Aryzta AG	7,324	373,935
Baloise Holding AG Registered	3,745	480,058
Banque Cantonale Vaudoise Registered	229	149,275
Barry Callebaut AG Registered	189	212,578
Basilea Pharmaceutica Registered[b]	1,404	155,578
BKW AG	3,523	128,296
Bucher Industries AG Registered	687	168,265
Burckhardt Compression Holding AG	426	162,005
Cembra Money Bank AG	2,494	152,583
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	72	407,533
Chocoladefabriken Lindt & Sprungli AG Registered	7	469,774
Cie. Financiere Richemont SA Class A Registered	41,577	3,607,868
Clariant AG Registered	23,660	474,628
Credit Suisse Group AG Registered	120,161	3,560,696
Dufry AG Registered[a,b]	3,207	447,465
EFG International AG	11,574	135,478
EMS-Chemie Holding AG Registered	642	314,955
Flughafen Zuerich AG Registered	359	296,210
Forbo Holding AG Registered	140	171,595
Galenica AG Registered	345	395,219
GAM Holding AG	16,886	355,781
Gategroup Holding AG	5,928	220,195
Geberit AG Registered	2,935	1,021,494
Georg Fischer AG Registered	397	266,016
Givaudan SA Registered	680	1,273,541

Security	Shares	Value
Helvetia Holding AG Registered	533	$294,478
Huber & Suhner AG Registered	3,758	163,247
Implenia AG Registered	2,718	164,025
Julius Baer Group Ltd.	18,608	1,034,853
Kaba Holding AG Class B	441	283,569
Kudelski SA Bearer	8,400	133,722
Kuehne + Nagel International AG Registered	3,886	539,374
Kuoni Reisen Holding AG Class B Registered	568	158,533
LafargeHolcim Ltd.[b]	12,570	875,775
LafargeHolcim Ltd. Registered	19,753	1,383,183
Leonteq AG	850	197,487
Logitech International SA Registered	14,122	204,241
Lonza Group AG Registered	4,542	662,089
Meyer Burger Technology AGa,b	12,926	111,897
Mobimo Holding AG Registered	1,072	229,324
Nestle SA Registered	255,869	19,487,682
Novartis AG Registered	183,669	19,186,731
OC Oerlikon Corp. AG Registered	15,563	191,886
Panalpina Welttransport Holding AG Registered	1,491	186,472
Pargesa Holding SA Bearer	2,344	158,649
Partners Group Holding AG	1,373	462,143
PSP Swiss Property AG Registered	3,270	295,154
Rieter Holding AG Registered	1,246	188,890
Roche Holding AG	56,130	16,299,951
Schindler Holding AG Participation Certificates	3,270	529,746
Schindler Holding AG Registered	1,777	290,281
Schmolz + Bickenbach AG Registered[b]	154,703	130,381
Schweiter Technologies AG Bearer	277	218,176
SGS SA Registered	403	773,629
Sika AG Bearer	171	623,258
Sonova Holding AG Registered	4,108	588,139
St Galler Kantonalbank AG Registered	353	133,509
Straumann Holding AG Registered	964	286,863
Sulzer AG Registered	2,098	216,545

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Sunrise Communications Group AGb,c	3,168	$250,513
Swatch Group AG (The) Bearer	2,342	1,013,949
Swatch Group AG (The) Registered	4,102	338,028
Swiss Life Holding AG Registered	2,399	569,610
Swiss Prime Site AG Registered	4,315	345,703
Swiss Re AG	26,208	2,372,382
Swisscom AG Registered	1,888	1,104,002
Syngenta AG Registered	7,313	3,028,378
Tecan Group AG Registered	1,746	215,093
Temenos Group AG Registered	6,345	234,034
Transocean Ltd.[a]	29,862	412,618
U-Blox AG	1,003	213,624
UBS Group AG	293,487	6,794,387
Valiant Holding AG Registered	2,390	238,975
Valora Holding AG Registered	993	194,343
Vontobel Holding AG Registered	4,233	226,823
Zehnder Group AG	4,963	188,223
Zurich Insurance Group AG	11,636	3,563,079

		109,497,257
TAIWAN — 2.65%
Acer Inc.[b]	310,148	128,690
Advanced Semiconductor Engineering Inc.	523,000	604,643
Advantech Co. Ltd.	31,193	210,446
Airtac International Group	13,550	62,232
ALI Corp.	371,000	153,352
AmTRAN Technology Co. Ltd.	217,000	119,595
Asia Cement Corp.	136,329	149,622
Asutek Computer Inc.	56,000	505,519
AU Optronics Corp.	740,000	236,733
BES Engineering Corp.	602,000	163,221
Capital Securities Corp.	367,000	112,641
Career Technology MFG. Co. Ltd.	134,000	105,684
Catcher Technology Co. Ltd.	54,000	595,220
Cathay Financial Holding Co. Ltd.	663,629	1,072,014
Chailease Holding Co. Ltd.	78,988	164,623
Chang Hwa Commercial Bank Ltd.	346,768	193,860
Cheng Loong Corp.	273,000	98,144
Cheng Shin Rubber Industry Co. Ltd.	123,500	238,617

Security	Shares	Value
Cheng Uei Precision Industry Co. Ltd.	58,000	$81,016
Chicony Electronics Co. Ltd.	48,155	125,225
Chin-Poon Industrial Co. Ltd.	76,000	97,012
China Airlines Ltd.[b]	323,000	143,742
China Bills Finance Corp.	446,000	159,631
China Development Financial Holding Corp.	1,088,000	358,399
China Life Insurance Co. Ltd./Taiwan	231,272	233,312
China Man-Made Fiber Corp.[b]	296,000	76,879
China Petrochemical Development Corp.[b]	297,050	81,386
China Steel Chemical Corp.	18,000	65,851
China Steel Corp.	912,575	653,254
China Synthetic Rubber Corp.	103,000	98,526
Chipbond Technology Corp.	67,000	100,803
Chroma ATE Inc.	60,000	121,629
Chunghwa Telecom Co. Ltd.	262,000	813,265
CMC Magnetics Corp.[b]	1,325,000	129,262
Compal Electronics Inc.	368,000	248,275
Compeq Manufacturing Co. Ltd.	143,000	94,212
Coretronic Corp.	80,500	63,744
CTBC Financial Holding Co. Ltd.	1,104,693	801,276
CTCI Corp.	59,000	89,421
Delta Electronics Inc.	150,000	738,799
Dynapack International Technology Corp.	93,000	150,230
E Ink Holdings Inc.[b]	147,000	57,503
E.Sun Financial Holding Co. Ltd.	553,485	336,598
Eclat Textile Co. Ltd.	16,260	238,712
Elan Microelectronics Corp.	97,000	101,082
Epistar Corp.	103,000	89,554
Eternal Materials Co. Ltd.	68,810	67,129
EVA Airways Corp.[b]	244,852	176,825
Everlight Electronics Co. Ltd.	53,000	70,003
Far Eastern Department Stores Ltd.	114,702	64,851
Far Eastern International Bank	391,059	135,012
Far Eastern New Century Corp.	189,071	178,462
Far EasTone Telecommunications Co. Ltd.	132,000	308,975
Faraday Technology Corp.	104,000	105,576
Farglory Land Development Co. Ltd.	51,265	48,145

SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Feng Hsin Iron & Steel Co.	66,000	$75,989
Feng TAY Enterprise Co. Ltd.	33,000	184,486
Firich Enterprises Co. Ltd.	24,003	69,565
First Financial Holding Co. Ltd.	566,821	305,211
FLEXium Interconnect Inc.	28,253	94,411
Formosa Chemicals & Fibre Corp.	245,660	582,024
Formosa Petrochemical Corp.	103,000	243,051
Formosa Plastics Corp.	313,040	694,069
Formosa Taffeta Co. Ltd.	70,000	66,072
Foxconn Technology Co. Ltd.	82,117	249,695
Fubon Financial Holding Co. Ltd.	551,000	1,005,261
Giant Manufacturing Co. Ltd.	26,000	219,470
Gigabyte Technology Co. Ltd.	82,000	65,192
Gloria Material Technology Corp.	215,200	110,083
Grand Pacific Petrochemical	140,000	70,063
Great Wall Enterprise Co. Ltd.	96,000	64,159
HannStar Display Corp.	454,465	56,284
Hermes Microvision Inc.	5,000	249,434
Hey Song Corp.	80,500	83,887
Highwealth Construction Corp.	60,900	125,382
Hiwin Technologies Corp.	17,240	106,755
Hon Hai Precision Industry Co. Ltd.	1,055,016	3,030,897
Hotai Motor Co. Ltd.	21,000	269,389
HTC Corp.[b]	60,000	131,701
Hua Nan Financial Holdings Co. Ltd.	431,640	245,409
Huaku Development Co. Ltd.	39,000	65,223
Innolux Corp.	695,414	242,293
Inventec Corp.	195,000	110,867
Kenda Rubber Industrial Co. Ltd.	57,275	88,439
Kerry TJ Logistics Co. Ltd.	82,000	88,827
King Yuan Electronics Co. Ltd.	131,000	88,380
King’s Town Bank Co. Ltd.	103,000	86,128
Kinsus Interconnect Technology Corp.	39,000	76,588
Largan Precision Co. Ltd.	8,000	812,125
LCY Chemical Corp.	120,000	70,317
Lite-On Technology Corp.	162,519	178,623
Macronix International[b]	723,000	106,487
Makalot Industrial Co. Ltd.	20,616	175,982
MediaTek Inc.	120,970	1,272,098
Medigen Biotechnology Corp.[b]	4,000	12,416
Mega Financial Holding Co. Ltd.	775,941	663,586

Security	Shares	Value
Merida Industry Co. Ltd.	21,350	$132,544
Merry Electronics Co. Ltd.	31,350	45,578
Micro-Star International Co. Ltd.	85,000	78,077
Microbio Co. Ltd.[b]	152,689	123,809
MIN AIK Technology Co. Ltd.	5,000	10,468
Mitac Holdings Corp.	97,500	84,000
Nan Ya Plastics Corp.	371,300	758,559
Novatek Microelectronics Corp.	52,000	188,588
Oriental Union Chemical Corp.	99,000	64,910
PChome Online Inc.	8,000	110,986
Pegatron Corp.	140,000	393,773
Pou Chen Corp.	194,000	275,286
Powertech Technology Inc.	72,000	135,008
President Chain Store Corp.	47,000	341,653
Prince Housing & Development Corp.	166,521	52,322
Qisda Corp.	174,000	50,539
Quanta Computer Inc.	215,000	415,406
Radiant Opto-Electronics Corp.	49,060	146,070
Radium Life Tech Co. Ltd.	178,124	78,705
Realtek Semiconductor Corp.	46,020	90,520
Richtek Technology Corp.	24,000	124,289
Ruentex Development Co. Ltd.	68,468	86,747
Ruentex Industries Ltd.	36,616	76,545
Shin Kong Financial Holding Co. Ltd.	627,318	183,597
Shin Zu Shing Co. Ltd.	37,000	96,685
Shinkong Synthetic Fibers Corp.	356,000	111,520
Siliconware Precision Industries Co. Ltd.	247,000	279,691
Simplo Technology Co. Ltd.	29,000	119,411
Sino-American Silicon Products Inc.	76,000	82,448
SinoPac Financial Holdings Co. Ltd.	683,206	291,057
Solar Applied Materials Technology Co.	192,000	121,325
St. Shine Optical Co. Ltd.	6,000	78,108
Standard Foods Corp.	39,793	120,243
Synnex Technology International Corp.	108,000	130,162
Ta Chong Bank Ltd.[b]	430,481	174,529
Taichung Commercial Bank Co. Ltd.	352,713	117,305
Tainan Spinning Co. Ltd.	135,816	62,807

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Taishin Financial Holding Co. Ltd.	608,929	$241,091
Taiwan Building Materials Co. Ltd.	378,000	107,755
Taiwan Business Bank[b]	454,982	132,583
Taiwan Cement Corp.	248,000	268,647
Taiwan Cooperative Financial Holding Co. Ltd.	433,273	217,518
Taiwan Fertilizer Co. Ltd.	59,000	86,337
Taiwan Hon Chuan Enterprise Co. Ltd.	57,696	90,460
Taiwan Mobile Co. Ltd.	135,000	446,843
Taiwan Secom Co. Ltd.	36,105	108,527
Taiwan Semiconductor Manufacturing Co. Ltd.	1,975,000	8,726,621
Tatung Co. Ltd.[b]	420,000	77,424
Teco Electric and Machinery Co. Ltd.	164,000	128,565
Tong Hsing Electronic Industries Ltd.	30,000	55,588
TPK Holding Co. Ltd.	26,000	88,941
Transcend Information Inc.	28,000	83,455
Tripod Technology Corp.	54,000	84,836
TSRC Corp.	81,100	56,385
TTY Biopharm Co. Ltd.	43,965	126,444
Tung Ho Steel Enterprise Corp.	91,000	56,494
TXC Corp.	113,000	122,050
Uni-President Enterprises Corp.	366,320	645,120
Unimicron Technology Corp.	144,000	67,960
United Microelectronics Corp.	1,028,000	366,311
USI Corp.	137,000	48,167
Vanguard International Semiconductor Corp.	86,000	100,787
Walsin Lihwa Corp.[b]	337,000	74,506
Wan Hai Lines Ltd.	87,000	72,887
Waterland Financial Holdings Co. Ltd.	441,599	116,234
Win Semiconductors Corp.	96,000	102,776
Winbond Electronics Corp.[b]	327,000	71,984
Wistron Corp.	207,638	135,810
Wistron NeWeb Corp.	47,441	117,958
WPG Holdings Ltd.	114,000	129,449
XPEC Entertainment Inc.	21,857	74,076
Yageo Corp.	57,049	81,314
Yang Ming Marine Transport Corp.[b]	184,000	63,234

Security	Shares	Value
YFY Inc.	111,000	$36,037
Yuanta Financial Holding Co. Ltd.	690,450	328,041
Yulon Motor Co. Ltd.	50,000	48,778
Yungtay Engineering Co. Ltd.	45,000	70,768
Zhen Ding Technology Holding Ltd.	42,050	130,393

		44,977,174
THAILAND — 0.49%
Advanced Info Service PCL NVDR	93,100	660,377
Airports of Thailand PCL NVDR	43,500	362,860
Bangchak Petroleum PCL (The) NVDR	115,700	112,434
Bangkok Bank PCL Foreign	33,100	155,897
Bangkok Bank PCL NVDR	25,200	118,689
Bangkok Dusit Medical Services PCL NVDR	348,400	198,690
Banpu PCL NVDR	143,000	101,433
BEC World PCL NVDR	115,200	117,668
BTS Group Holdings PCL NVDR	437,300	122,213
Bumrungrad Hospital PCL NVDR	39,600	229,207
Central Pattana PCL NVDR	167,500	224,553
Charoen Pokphand Foods PCL NVDR	286,400	169,833
CP ALL PCL NVDR	407,500	554,972
Delta Electronics Thailand PCL NVDR	60,400	137,954
Esso Thailand PCL NVDR[b]	682,700	102,662
Glow Energy PCL NVDR	69,500	175,993
Indorama Ventures PCL NVDR	159,300	119,774
IRPC PCL NVDR	1,360,800	162,161
Jasmine International PCL NVDR	502,100	71,230
Kasikornbank PCL Foreign	93,800	475,055
Kasikornbank PCL NVDR	49,700	251,003
Kiatnakin Bank PCL NVDR[a]	80,900	70,009
Krung Thai Bank PCL NVDR	494,300	245,432
Minor International PCL NVDR	162,700	135,026
PTT Exploration & Production PCL NVDR	122,761	325,668
PTT Global Chemical PCL NVDR	132,600	232,318
PTT PCL NVDR	81,600	754,762
Siam Cement PCL (The) Foreign	22,700	341,353
Siam Cement PCL (The) NVDR	13,500	201,475
Siam Commercial Bank PCL (The) NVDR	143,300	618,005

SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Thai Airways International PCL NVDR[a,b]	187,100	$66,357
Thai Oil PCL NVDR	108,100	147,988
Thanachart Capital PCL NVDR	149,700	132,732
Tisco Financial Group PCL NVDR	118,700	143,134
True Corp. PCL NVDR[b]	766,900	234,999
TTW PCL NVDR[a]	385,900	125,914

		8,399,830
TURKEY — 0.30%
Akbank TAS	193,680	520,182
Anadolu Efes Biracilik ve Malt Sanayii AS	17,741	139,670
Arcelik AS	25,929	137,027
BIM Birlesik Magazalar AS	18,472	314,252
Coca-Cola Icecek AS	6,699	96,507
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	194,771	183,301
Enka Insaat ve Sanayi AS	52,063	94,602
Eregli Demir ve Celik Fabrikalari TAS	126,909	191,096
Ford Otomotiv Sanayi AS	8,162	97,494
Haci Omer Sabanci Holding AS	91,999	315,688
KOC Holding AS	54,960	244,691
TAV Havalimanlari Holding AS	16,306	124,536
Tupras Turkiye Petrol Rafinerileri ASb	10,648	277,502
Turk Hava Yollari AOb	60,592	198,047
Turk Telekomunikasyon AS	54,972	136,898
Turkcell Iletisim Hizmetleri AS	78,471	360,727
Turkiye Garanti Bankasi AS	203,583	604,257
Turkiye Halk Bankasi AS	56,516	247,527
Turkiye Is Bankasi Class C	139,320	272,316
Turkiye Sinai Kalkinma Bankasi AS	135,507	85,345
Turkiye Sise ve Cam Fabrikalari AS	96,319	109,125
Turkiye Vakiflar Bankasi Tao Class D	81,194	122,848
Ulker Biskuvi Sanayi AS	16,895	94,177
Yapi ve Kredi Bankasi AS	94,119	129,798

		5,097,613
UNITED ARAB EMIRATES — 0.17%
Abu Dhabi Commercial Bank PJSC	147,605	332,762

Security	Shares	Value
Aldar Properties PJSC	332,169	$243,284
Arabtec Holding PJSC[b]	218,621	141,668
Deyaar Development PJSC[b]	238,529	53,385
DP World Ltd.	15,534	353,398
Dubai Financial Market PJSC	247,952	130,295
Dubai Islamic Bank PJSC	56,186	114,734
Emaar Malls Group PJSC[b]	127,562	112,878
Emaar Properties PJSC	321,950	692,498
First Gulf Bank PJSC	90,545	382,119
National Bank of Abu Dhabi PJSC	79,731	232,281
Orascom Construction Ltd.[b]	6,728	86,118
Union Properties PJSC	192,475	62,363

		2,937,783
UNITED KINGDOM — 14.83%
3i Group PLC	76,852	663,799
AA PLC[b]	43,131	245,667
Abcam PLC	23,975	218,866
Aberdeen Asset Management PLC	75,021	426,136
Admiral Group PLC	16,905	390,692
African Minerals Ltd.[a]	26,821	—
Aggreko PLC	19,722	369,314
Alent PLC	26,116	193,582
Allied Minds PLC[a,b]	17,932	130,540
Amec Foster Wheeler PLC	29,234	374,081
Amerisur Resources PLC[a,b]	137,274	71,762
Amlin PLC	45,360	361,354
Anglo American PLC	108,900	1,378,541
Antofagasta PLC	26,558	234,986
ARM Holdings PLC	112,866	1,773,604
Ashmore Group PLC[a]	35,155	146,091
Ashtead Group PLC	40,776	624,538
ASOS PLC[a,b]	4,547	241,250
Associated British Foods PLC	28,175	1,417,499
AstraZeneca PLC	100,713	6,789,429
Avanti Communications Group PLC[b]	22,161	71,067
AVEVA Group PLC	6,451	221,973
Aviva PLC	318,078	2,581,077
Babcock International Group PLC	22,892	354,193
BAE Systems PLC	246,239	1,845,198
Balfour Beatty PLC	58,499	215,165
Bank of Georgia Holdings PLC	4,017	125,120
Barclays PLC	1,308,183	5,898,684
Barratt Developments PLC	80,345	796,153

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
BBA Aviation PLC	38,639	$179,019
Beazley PLC	57,026	300,694
Bellway PLC	10,596	398,660
Berendsen PLC	15,387	245,637
Berkeley Group Holdings PLC	10,095	530,727
Betfair Group PLC	7,153	310,757
BG Group PLC	274,618	4,681,817
BHP Billiton PLC	167,367	3,088,410
Big Yellow Group PLC	21,150	232,517
Bodycote PLC	20,312	216,807
Booker Group PLC	134,034	374,397
Bovis Homes Group PLC	14,773	263,499
BP PLC	1,441,099	8,893,021
Brewin Dolphin Holdings PLC	37,388	183,842
British American Tobacco PLC	148,150	8,787,462
British Land Co. PLC (The)	68,932	904,650
Britvic PLC	21,145	226,523
BT Group PLC	671,694	4,868,267
BTG PLC[b]	32,623	332,940
Bunzl PLC	24,338	696,543
Burberry Group PLC	35,122	881,859
Bwin.Party Digital Entertainment PLC	78,155	140,133
Cable & Wireless Communications PLC	254,057	253,930
Cairn Energy PLC[b]	50,518	127,237
Cape PLC	27,269	99,256
Capita PLC	51,856	1,055,214
Capital & Counties Properties PLC	55,084	396,527
Carillion PLC	36,166	195,159
Carnival PLC	14,719	815,859
Centamin PLC	105,660	91,345
Centrica PLC	394,032	1,638,674
Chemring Group PLC	41,927	154,408
Cineworld Group PLC	26,368	210,468
Close Brothers Group PLC	13,592	308,186
Cobham PLC	87,482	356,716
Coca-Cola HBC AG	15,525	324,154
COLT Group SAb	43,546	127,753
Compass Group PLC	129,693	2,074,457
Countrywide PLC	19,531	158,791
Crest Nicholson Holdings PLC	24,582	209,447
Croda International PLC	10,817	513,150
CSR PLC	14,495	203,123
Daily Mail & General Trust PLC Class A NVS	22,330	279,813

Security	Shares	Value
Dairy Crest Group PLC[a]	24,224	$218,493
DCC PLC	6,788	535,990
De La Rue PLC	13,964	110,153
Debenhams PLC	115,529	158,379
Derwent London PLC	7,904	448,348
Devro PLC	28,287	133,860
Diageo PLC	199,391	5,568,025
Dialight PLC[a]	10,760	91,511
Dignity PLC	7,188	274,477
Diploma PLC	14,116	163,778
Direct Line Insurance Group PLC	109,982	627,983
Dixons Carphone PLC	78,149	555,855
Domino’s Pizza Group PLC	17,948	251,371
Drax Group PLC	38,458	179,021
DS Smith PLC	75,933	474,566
Dunelm Group PLC	9,367	130,824
easyJet PLC	14,880	381,741
Electrocomponents PLC	47,307	147,128
Elementis PLC	41,033	164,562
EnQuest PLC[b]	103,647	57,418
Enterprise Inns PLC[b]	56,471	99,138
Essentra PLC	21,497	306,108
esure Group PLC	36,486	153,728
Experian PLC	78,026	1,462,333
Faroe Petroleum PLC[a,b]	62,760	82,757
Fenner PLC	45,178	117,736
FirstGroup PLC[b]	111,310	200,449
Foxtons Group PLC	29,930	113,962
Fresnillo PLC	16,774	169,358
G4S PLC	121,703	521,704
Galliford Try PLC	8,717	241,451
Genus PLC	8,493	190,981
GKN PLC	122,552	609,107
GlaxoSmithKline PLC	386,727	8,424,689
Glencore PLC	883,600	2,868,025
Go-Ahead Group PLC	5,540	220,452
Grafton Group PLC	20,020	224,468
Grainger PLC	52,119	194,302
Great Portland Estates PLC	26,131	339,472
Greencore Group PLC	37,423	184,773
Greene King PLC	24,675	332,686
Greggs PLC	9,854	208,361
GW Pharmaceuticals PLC[a,b]	17,634	166,758
Halfords Group PLC	21,323	181,014
Halma PLC	30,844	364,360

SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Hammerson PLC	53,389	$548,203
Hansteen Holdings PLC	94,864	180,307
Hargreaves Lansdown PLC	22,452	419,736
Hays PLC	124,799	324,646
Henderson Group PLC	89,926	400,641
Hikma Pharmaceuticals PLC	12,785	477,826
Hiscox Ltd.[a]	25,138	363,054
Home Retail Group PLC	69,591	177,339
Homeserve PLC	29,307	199,398
Howden Joinery Group PLC	51,460	397,983
HSBC Holdings PLC	1,528,001	13,822,636
Hunting PLC	16,443	131,761
ICAP PLC	46,573	375,378
IG Group Holdings PLC	32,252	376,715
Imagination Technologies Group PLC[a,b]	31,043	113,477
IMI PLC	20,802	344,417
Imperial Tobacco Group PLC	76,499	4,017,027
Inchcape PLC	31,748	397,828
Indivior PLC[b]	63,371	260,873
Informa PLC	50,205	466,936
Inmarsat PLC	33,049	457,968
InterContinental Hotels Group PLC	17,988	757,336
Intermediate Capital Group PLC	28,202	256,794
International Personal Finance PLC	28,232	175,784
Interserve PLC	16,541	166,618
Intertek Group PLC	12,795	488,583
Intu Properties PLC	56,757	291,925
Investec PLC	41,669	380,718
ITE Group PLC	36,516	105,134
ITV PLC	309,984	1,357,831
J D Wetherspoon PLC	13,075	145,987
J Sainsbury PLC[a]	95,555	395,002
John Wood Group PLC	27,024	263,779
Johnson Matthey PLC	15,633	711,123
Jupiter Fund Management PLC	32,966	241,579
Just Eat PLC[b]	25,717	174,973
KAZ Minerals PLC[b]	26,783	67,666
Kcom Group PLC	94,482	139,330
Keller Group PLC	9,178	151,530
Kier Group PLC	11,987	269,924
Kingfisher PLC	185,743	1,045,496
Ladbrokes PLC	94,028	167,126

Security	Shares	Value
Laird PLC	31,074	$191,103
Lancashire Holdings Ltd.[a]	21,027	211,313
Land Securities Group PLC	58,821	1,191,437
Legal & General Group PLC	473,403	1,925,910
Lloyds Banking Group PLC	4,533,573	5,886,103
London Stock Exchange Group PLC	25,289	1,030,392
LondonMetric Property PLC	68,642	173,314
Lonmin PLC[a,b]	75,853	61,729
Majestic Wine PLC[a]	19,979	135,621
Man Group PLC	167,744	426,415
Marks & Spencer Group PLC	128,846	1,093,790
Marston’s PLC	68,327	166,441
Meggitt PLC	62,907	455,983
Melrose Industries PLC	76,488	330,387
Merlin Entertainments PLC[c]	49,039	317,963
Michael Page International PLC	29,981	256,384
Micro Focus International PLC	13,079	285,329
Mitchells & Butlers PLC[b]	21,490	126,830
Mitie Group PLC	42,028	211,183
Mondi PLC	28,315	680,458
Moneysupermarket.com Group PLC	59,233	271,106
Morgan Advanced Materials PLC	38,119	210,933
N Brown Group PLC	17,611	87,503
National Express Group PLC	39,560	187,114
National Grid PLC	291,348	3,878,608
Next PLC	11,312	1,410,425
Northgate PLC	17,072	145,992
Ocado Group PLC[a,b]	39,881	247,070
Old Mutual PLC	378,718	1,253,489
Ophir Energy PLC[b]	54,696	99,266
Optimal Payments PLC[b]	41,454	170,779
Oxford Instruments PLC	6,731	96,214
Pace PLC	31,749	180,341
Paragon Group of Companies PLC (The)	29,144	186,192
Pearson PLC	64,344	1,207,918
Pennon Group PLC	30,611	389,552
Persimmon PLC	24,335	777,344
Petra Diamonds Ltd.[a,b]	35,371	82,960
Petrofac Ltd.	19,903	273,316
Phoenix Group Holdings	15,829	210,701
Playtech PLC	17,600	248,969
Premier Farnell PLC	56,298	119,129

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Premier Oil PLC[b]	51,614	$107,848
Provident Financial PLC	12,461	578,112
Prudential PLC	205,717	4,839,399
QinetiQ Group PLC	59,669	220,865
Quindell PLC[b]	38,269	74,499
Quintain Estates & Development PLC[b]	100,286	206,184
Randgold Resources Ltd.	6,834	411,862
Reckitt Benckiser Group PLC	51,270	4,919,622
Redrow PLC	23,029	167,573
Regus PLC	61,573	269,806
RELX PLC	89,323	1,558,365
Renishaw PLC	3,054	99,843
Rentokil Initial PLC	155,593	356,678
Restaurant Group PLC (The)	19,423	204,438
Rexam PLC	51,249	445,056
Rightmove PLC	8,709	495,234
Rio Tinto PLC	100,785	3,910,644
Rockhopper Exploration PLC[a,b]	72,674	68,328
Rolls-Royce Holdings PLC	148,741	1,842,957
Rotork PLC	69,790	232,953
Royal Bank of Scotland Group PLC[b]	194,903	1,040,788
Royal Dutch Shell PLC Class A	308,356	8,853,891
Royal Dutch Shell PLC Class B	195,100	5,664,361
Royal Mail PLC	59,182	466,385
RPC Group PLC	22,883	243,178
RPS Group PLC	30,943	103,333
RSA Insurance Group PLC	78,393	628,788
SABMiller PLC	76,914	4,038,219
Sage Group PLC (The)	85,963	698,897
Savills PLC	15,678	239,640
Schroders PLC	10,159	501,434
SEGRO PLC	50,701	355,086
Senior PLC	42,969	195,192
Serco Group PLC	96,816	194,744
Severn Trent PLC	18,249	627,646
Shaftesbury PLC	20,235	295,242
Shanks Group PLC	96,212	149,764
Shire PLC	47,197	4,183,374
SIG PLC	61,592	200,975
Sky PLC	80,103	1,425,009
Smith & Nephew PLC	69,916	1,297,246
Smiths Group PLC	29,453	518,904
SOCO International PLC	26,874	66,260

Security	Shares	Value
Spectris PLC	9,341	$284,682
Spirax-Sarco Engineering PLC	5,858	303,129
Spire Healthcare Group PLC[c]	21,901	132,126
Spirent Communications PLC	91,931	134,134
Sports Direct International PLC[b]	21,217	262,224
SSE PLC	77,871	1,840,994
ST Modwen Properties PLC	23,191	172,335
St. James’s Place PLC	44,151	674,508
Stagecoach Group PLC	44,063	268,853
Standard Chartered PLC	197,794	3,025,462
Standard Life PLC	154,819	1,097,808
Stobart Group Ltd.	56,933	97,950
Synergy Health PLC	6,692	181,706
Synthomer PLC	43,781	219,650
TalkTalk Telecom Group PLC[a]	41,756	196,393
Tate & Lyle PLC	37,018	314,828
Taylor Wimpey PLC	267,791	812,374
Telecity Group PLC	19,676	336,213
Tesco PLC	645,311	2,172,117
Thomas Cook Group PLC[b]	123,579	231,221
Travis Perkins PLC	18,534	649,885
Trinity Mirror PLC	37,447	77,720
TUI AG	36,242	623,243
Tullett Prebon PLC	26,232	165,992
Tullow Oil PLC	72,562	278,440
UBM PLC	35,932	298,022
UDG Healthcare PLC	31,914	249,756
Ultra Electronics Holdings PLC	7,058	192,195
Unilever PLC	101,510	4,604,875
UNITE Group PLC (The)	26,502	260,959
United Utilities Group PLC	53,694	747,403
Vectura Group PLC[b]	48,034	134,548
Vedanta Resources PLC[a]	11,054	68,878
Vesuvius PLC	23,970	153,025
Victrex PLC	7,197	217,431
Vodafone Group PLC	2,104,344	7,941,943
Weir Group PLC (The)	17,212	412,828
WH Smith PLC	11,080	273,360
Whitbread PLC	13,919	1,127,300
William Hill PLC	67,730	427,950
Wm Morrison Supermarkets PLC	167,483	476,977
Wolseley PLC	19,946	1,324,712
Workspace Group PLC	17,303	263,128
WPP PLC	103,298	2,369,590
WS Atkins PLC	9,935	243,716

SCHEDULES OF INVESTMENTS	113

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
Xaar PLC	11,900	$96,192
Xchanging PLC	67,366	102,234

		251,584,888

TOTAL COMMON STOCKS (Cost: $1,651,983,077)		1,662,786,868

INVESTMENT COMPANIES — 0.43%

AUSTRALIA — 0.01%
Spark Infrastructure Group	126,837	180,231

		180,231
UNITED STATES — 0.42%
iShares MSCI Russia Capped ETF[a,e]	547,776	7,159,433

		7,159,433

TOTAL INVESTMENT COMPANIES (Cost: $9,044,803)		7,339,664

PREFERRED STOCKS — 1.01%

AUSTRALIA — 0.02%
Multiplex SITES Trust[b,d]	4,166	257,012

		257,012
BRAZIL — 0.47%
AES Tiete SA	13,800	74,031
Banco Bradesco SA	202,392	1,618,543
Banco do Estado do Rio Grande do Sul SA Class B	21,100	61,174
Braskem SA Class A	15,700	57,714
Centrais Eletricas Brasileiras SA Class B	20,000	50,070
Cia. Brasileira de Distribuicao	11,800	259,436
Cia. Energetica de Minas Gerais	67,902	187,906
Cia. Paranaense de Energia Class B	10,600	109,628
Gerdau SA	76,000	131,447
Itau Unibanco Holding SA	241,691	2,131,203
Itausa — Investimentos Itau SA	282,838	696,472
Lojas Americanas SA	48,700	246,123
Marcopolo SA	80,800	54,478
Oi SA	34,620	49,120
Petroleo Brasileiro SA	319,500	983,437
Randon Participacoes SA	68,225	64,000
Suzano Papel e Celulose SA Class A	36,200	178,174
Telefonica Brasil SA	26,100	345,297

Security	Shares	Value
Usinas Siderurgicas de Minas Gerais SA Class A	41,100	$47,350
Vale SA	143,675	617,029

		7,962,632
CHILE — 0.01%
Embotelladora Andina SA Class B	23,003	65,592
Sociedad Quimica y Minera de Chile SA Series B	7,822	106,994

		172,586
COLOMBIA — 0.03%
Banco Davivienda SA	10,641	98,615
Bancolombia SA	35,232	341,062
Grupo Aval Acciones y Valores SA	232,906	101,076

		540,753
GERMANY — 0.37%
Bayerische Motoren Werke AG	3,971	312,643
Draegerwerk AG & Co. KGaA	1,036	104,333
Fuchs Petrolub SE	5,593	244,551
Henkel AG & Co. KGaA	14,328	1,709,672
Jungheinrich AG	2,016	142,864
Porsche Automobil Holding SE	11,965	905,406
Sartorius AG	876	189,844
Volkswagen AG	13,081	2,636,144

		6,245,457
SOUTH KOREA — 0.11%
AmorePacific Corp.	760	129,898
Hyundai Motor Co.	2,372	211,831
Hyundai Motor Co. Series 2	2,976	261,956
Samsung Electronics Co. Ltd.	1,659	1,304,346

		1,908,031

TOTAL PREFERRED STOCKS (Cost: $22,283,283)		17,086,471

RIGHTS — 0.00%

SPAIN — 0.00%
Merlin Properties SOCIMI SAb	19,906	28,591

		28,591

TOTAL RIGHTS (Cost: $0)		28,591

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2015

Security	Shares	Value
WARRANTS — 0.00%

SOUTH AFRICA — 0.00%
Adcock Ingram Holdings Ltd.[b]	882	$524

		524

TOTAL WARRANTS (Cost: $0)		524

SHORT-TERM INVESTMENTS — 2.23%

MONEY MARKET FUNDS — 2.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	31,032,674	31,032,674
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	1,714,466	1,714,466
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	5,005,549	5,005,549

		37,752,689

TOTAL SHORT-TERM INVESTMENTS (Cost: $37,752,689)		37,752,689

Value
TOTAL INVESTMENTS IN SECURITIES — 101.72% (Cost: $1,721,063,852)	$1,724,994,807
Other Assets, Less Liabilities — (1.72)%	(29,128,148)

NET ASSETS — 100.00%	$1,695,866,659

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of July 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
MSCI EAFE E-Mini	61	Sep. 2015	NYSE LIFFE	$5,709,600	$(25,160)
MSCI Emerging Markets E-Mini	37	Sep. 2015	NYSE LIFFE	1,665,000	(105,914)

Net unrealized depreciation					$(131,074)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	115

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments, at cost:
Unaffiliated	$6,313,234,988	$689,226,414	$552,541,103
Affiliated (Note 2)	99,712,931	5,617,403	8,878,240

Total cost of investments	$6,412,947,919	$694,843,817	$561,419,343

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,358,219,445	$694,982,516	$561,811,267
Affiliated (Note 2)	99,712,931	5,617,403	8,878,240

Total fair value of investments	6,457,932,376	700,599,919	570,689,507
Foreign currency, at value[b]	3,514,331	538,912	497,019
Cash pledged to broker	1,147,500	—	—
Receivables:
Investment securities sold	—	3,812	521
Due from custodian (Note 4)	164,122	1,127,103	—
Dividends and interest	10,908,837	1,123,713	539,904
Capital shares sold	—	283,856	—
Futures variation margin	186,660	—	—

Total Assets	6,473,853,826	703,677,315	571,726,951

LIABILITIES
Payables:
Investment securities purchased	164,122	1,127,103	—
Collateral for securities on loan (Note 1)	83,623,820	5,556,564	8,672,149
Investment advisory fees (Note 2)	619,041	26,071	20,664

Total Liabilities	84,406,983	6,709,738	8,692,813

NET ASSETS	$6,389,446,843	$696,967,577	$563,034,138

Net assets consist of:
Paid-in capital	$6,369,267,825	$691,107,772	$555,019,852
Undistributed net investment income	2,042,836	544,994	213,480
Accumulated net realized loss	(26,610,377)	(444,906)	(1,464,776)
Net unrealized appreciation	44,746,559	5,759,717	9,265,582

NET ASSETS	$6,389,446,843	$696,967,577	$563,034,138

Shares outstanding[c]	107,700,000	15,000,000	11,000,000

Net asset value per share	$59.33	$46.46	$51.18

[a]	Securities on loan with values of $78,300,123, $5,267,365 and $8,028,336, respectively. See Note 1.
[b]	Cost of foreign currency: $3,506,652, $535,890 and $498,448, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$1,674,474,839
Affiliated (Note 2)	46,589,013

Total cost of investments	$1,721,063,852

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,680,082,685
Affiliated (Note 2)	44,912,122

Total fair value of investments	1,724,994,807
Foreign currency, at value[b]	3,686,742
Cash	116,934
Cash pledged to broker	485,684
Receivables:
Investment securities sold	28,536
Dividends and interest	3,790,102

Total Assets	1,733,102,805

LIABILITIES
Payables:
Investment securities purchased	4,163,625
Collateral for securities on loan (Note 1)	32,747,140
Futures variation margin	131,074
Foreign taxes (Note 1)	56
Investment advisory fees (Note 2)	194,251

Total Liabilities	37,236,146

NET ASSETS	$1,695,866,659

Net assets consist of:
Paid-in capital	$1,702,679,285
Undistributed net investment income	1,877,975
Accumulated net realized loss	(12,404,679)
Net unrealized appreciation	3,714,078

NET ASSETS	$1,695,866,659

Shares outstanding[c]	31,000,000

Net asset value per share	$54.71

[a]	Securities on loan with a value of $30,892,237. See Note 1.
[b]	Cost of foreign currency: $3,687,325.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI Pacific ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$131,417,349	$12,565,008	$7,529,749
Interest — affiliated (Note 2)	842	7	10
Securities lending income — affiliated — net (Note 2)	1,180,674	38,557	52,699

	132,598,865	12,603,572	7,582,458
Less: Other foreign taxes (Note 1)	(142)	—	—

Total investment income	132,598,723	12,603,572	7,582,458

EXPENSES
Investment advisory fees (Note 2)	5,096,664	473,480	410,966

Total expenses	5,096,664	473,480	410,966
Less investment advisory fees waived (Note 2)	—	(304,380)	(264,192)

Net expenses	5,096,664	169,100	146,774

Net investment income	127,502,059	12,434,472	7,435,684

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,235,957)	(432,204)	(1,464,664)
In-kind redemptions — unaffiliated	127,836,000	1,461,734	—
Futures contracts	(569,189)	—	—
Foreign currency transactions	(1,637,357)	(62,827)	(290,916)

Net realized gain (loss)	104,393,497	966,703	(1,755,580)

Net change in unrealized appreciation/depreciation on:
Investments	(107,286,076)	8,444,863	8,882,444
Futures contracts	323,135	—	—
Translation of assets and liabilities in foreign currencies	(245,543)	4,405	(4,442)

Net change in unrealized appreciation/depreciation	(107,208,484)	8,449,268	8,878,002

Net realized and unrealized gain (loss)	(2,814,987)	9,415,971	7,122,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,687,072	$21,850,443	$14,558,106

[a]	Net of foreign withholding tax of $11,048,732, $1,224,059 and $469,969, respectively.

See notes to financial statements.

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

iShares Core MSCI Total International Stock ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$35,853,916
Dividends — affiliated (Note 2)	195,687
Interest — affiliated (Note 2)	185
Securities lending income — affiliated — net (Note 2)	384,082

36,433,870
Less: Other foreign taxes (Note 1)	(19,907)

Total investment income	36,413,963

EXPENSES
Investment advisory fees (Note 2)	1,760,120
Commitment fees (Note 8)	722
Interest expense (Note 8)	853

Total expenses	1,761,695
Less investment advisory fees waived (Note 2)	(34,809)

Net expenses	1,726,886

Net investment income	34,687,077

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,221,340)
Investments — affiliated (Note 2)	(227,206)
Futures contracts	(194,473)
Foreign currency transactions	(666,150)

Net realized loss	(11,309,169)

Net change in unrealized appreciation/depreciation on:
Investments	(36,013,072)
Futures contracts	(86,567)
Translation of assets and liabilities in foreign currencies	(56,722)

Net change in unrealized appreciation/depreciation	(36,156,361)

Net realized and unrealized loss	(47,465,530)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,778,453)

[a]	Net of foreign withholding tax of $3,441,436.

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Period from June 10, 2014[a] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$127,502,059	$58,169,857	$12,434,472	$125,253
Net realized gain (loss)	104,393,497	(3,110,839)	966,703	(11,578)
Net change in unrealized appreciation/depreciation	(107,208,484)	116,590,983	8,449,268	(2,689,551)

Net increase (decrease) in net assets resulting from operations	124,687,072	171,650,001	21,850,443	(2,575,876)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(127,710,289)	(56,878,068)	(11,953,028)	—

Total distributions to shareholders	(127,710,289)	(56,878,068)	(11,953,028)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,644,209,692	1,478,610,560	657,686,749	55,009,370
Cost of shares redeemed	(726,962,731)	—	(23,050,081)	—

Net increase in net assets from capital share transactions	3,917,246,961	1,478,610,560	634,636,668	55,009,370

INCREASE IN NET ASSETS	3,914,223,744	1,593,382,493	644,534,083	52,433,494

NET ASSETS
Beginning of period	2,475,223,099	881,840,606	52,433,494	—

End of period	$6,389,446,843	$2,475,223,099	$696,967,577	$52,433,494

Undistributed net investment income included in net assets at end of period	$2,042,836	$2,242,939	$544,994	$125,272

SHARES ISSUED AND REDEEMED
Shares sold	79,100,000	24,400,000	14,400,000	1,100,000
Shares redeemed	(12,100,000)	—	(500,000)	—

Net increase in shares outstanding	67,000,000	24,400,000	13,900,000	1,100,000

[a]	Commencement of operations.

See notes to financial statements.

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core MSCI Pacific ETF		iShares Core MSCI Total International Stock ETF (Consolidated)
	Year ended July 31, 2015	Period from June 10, 2014[a] to July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,435,684	$13,966	$34,687,077	$16,099,560
Net realized loss	(1,755,580)	(28)	(11,309,169)	(1,356,717)
Net change in unrealized appreciation/depreciation	8,878,002	387,580	(36,156,361)	35,679,005

Net increase (decrease) in net assets resulting from operations	14,558,106	401,518	(12,778,453)	50,421,848

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,945,338)	—	(33,844,320)	(14,730,104)

Total distributions to shareholders	(6,945,338)	—	(33,844,320)	(14,730,104)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	545,024,919	9,994,933	948,835,466	648,995,034

Net increase in net assets from capital share transactions	545,024,919	9,994,933	948,835,466	648,995,034

INCREASE IN NET ASSETS	552,637,687	10,396,451	902,212,693	684,686,778

NET ASSETS
Beginning of period	10,396,451	—	793,653,966	108,967,188

End of period	$563,034,138	$10,396,451	$1,695,866,659	$793,653,966

Undistributed net investment income included in net assets at end of period	$213,480	$13,973	$1,877,975	$1,602,429

SHARES ISSUED
Shares sold	10,800,000	200,000	17,500,000	11,400,000

Net increase in shares outstanding	10,800,000	200,000	17,500,000	11,400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	121

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI EAFE ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$60.82	$54.10	$48.62

Income from investment operations:
Net investment income[b]	1.83	2.21	1.51
Net realized and unrealized gain (loss)[c]	(1.77)	6.22	4.92

Total from investment operations	0.06	8.43	6.43

Less distributions from:
Net investment income	(1.55)	(1.71)	(0.95)

Total distributions	(1.55)	(1.71)	(0.95)

Net asset value, end of period	$59.33	$60.82	$54.10

Total return	0.16%	15.62%	13.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,389,447	$2,475,223	$881,841
Ratio of expenses to average net assets[e]	0.12%	0.13%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.12%	3.67%	3.63%
Portfolio turnover rate[f]	5%	3%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Europe ETF

	Year ended Jul. 31, 2015	Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$47.67	$50.07

Income from investment operations:
Net investment income[b]	1.69	0.12
Net realized and unrealized loss[c]	(1.72)	(2.52)

Total from investment operations	(0.03)	(2.40)

Less distributions from:
Net investment income	(1.18)	—

Total distributions	(1.18)	—

Net asset value, end of period	$46.46	$47.67

Total return	(0.03)%	(4.79)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$696,968	$52,433
Ratio of expenses to average net assets[e]	0.05%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.68%	1.70%
Portfolio turnover rate[f]	1%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Pacific ETF

	Year ended Jul. 31, 2015	Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$51.98	$49.97

Income from investment operations:
Net investment income[b]	1.29	0.07
Net realized and unrealized gain (loss)[c]	(1.03)	1.94

Total from investment operations	0.26	2.01

Less distributions from:
Net investment income	(1.06)	—

Total distributions	(1.06)	—

Net asset value, end of period	$51.18	$51.98

Total return	0.58%	4.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$563,034	$10,396
Ratio of expenses to average net assets[e]	0.05%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%	0.14%
Ratio of net investment income to average net assets[e]	2.53%	0.98%
Portfolio turnover rate[f]	4%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Total International Stock ETF (Consolidated)

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$58.79	$51.89	$49.15

Income from investment operations:
Net investment income[b]	1.59	1.99	1.22
Net realized and unrealized gain (loss)[c]	(4.25)	6.20	2.57

Total from investment operations	(2.66)	8.19	3.79

Less distributions from:
Net investment income	(1.42)	(1.29)	(1.05)

Total distributions	(1.42)	(1.29)	(1.05)

Net asset value, end of period	$54.71	$58.79	$51.89

Total return	(4.52)%	15.82%	7.81%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,695,867	$793,654	$108,967
Ratio of expenses to average net assets[e]	0.14%	0.15%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.16%	0.16%
Ratio of net investment income to average net assets[e]	2.86%	3.46%	3.03%
Portfolio turnover rate[f]	4%	4%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended July 31, 2015, July 31, 2014 and the period ended July 31, 2013, were 4%, 4% and 5%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares Core MSCI Total International Stock ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

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iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Core MSCI EAFE
Assets:
Common Stocks	$6,323,856,469	$556,507	$0	[a]	$6,324,412,976
Investment Companies	924,544	—	—		924,544
Preferred Stocks	32,762,783	—	—		32,762,783
Rights	119,142	—	—		119,142
Money Market Funds	99,712,931	—	—		99,712,931
Futures Contracts[b]	42,932	—	—		42,932

	$6,457,418,801	$556,507	$0	[a]	$6,457,975,308

Core MSCI Europe
Assets:
Common Stocks	$689,589,926	$52,097	$—		$689,642,023
Preferred Stocks	5,313,991	—	—		5,313,991
Rights	26,502	—	—		26,502
Money Market Funds	5,617,403	—	—		5,617,403

	$700,547,822	$52,097	$—		$700,599,919

Core MSCI Pacific
Assets:
Common Stocks	$561,595,504	$—	$—		$561,595,504
Investment Companies	215,763	—	—		215,763
Money Market Funds	8,878,240	—	—		8,878,240

	$570,689,507	$—	$—		$570,689,507

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iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Core MSCI Total International Stock
Assets:
Common Stocks	$1,660,927,052	$731,502	$1,128,314	$1,662,786,868
Investment Companies	7,339,664	—	—	7,339,664
Preferred Stocks	17,086,471	—	—	17,086,471
Rights	28,591	—	—	28,591
Warrants	524	—	—	524
Money Market Funds	37,752,689	—	—	37,752,689

	$1,723,134,991	$731,502	$1,128,314	$1,724,994,807

Liabilities:
Futures Contracts[b]	$(131,074)	$—	$—	$(131,074)

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign

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iSHARES® TRUST

taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Any dividends paid by the Subsidiary to the Fund are not subject to tax in Mauritius. Further, the Subsidiary is also exempt from tax in Mauritius on any gains from the sale of securities.

However, there can be no assurance that any future changes to the India-Mauritius treaty will not adversely affect the tax position of the Fund’s investments in India. If the DTAA is interpreted, amended, terminated, renegotiated, or possibly overridden by the General Anti-Avoidance Rules provisions (which are due to take effect April 1, 2017, the details of which are pending further authoritative guidance), in a manner that would adversely affect the tax position in India of the Fund, such an interpretation, amendment, or override renegotiation may cause the Fund to incur capital gains tax in India. Tax laws in India also include provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive authoritative guidance on the final applicability of this provision to the Fund is available, the impact to the Fund, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

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The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI EAFE	$78,300,123	$78,300,123	$—
Core MSCI Europe	5,267,365	5,267,365	—
Core MSCI Pacific	8,028,336	8,028,336	—
Core MSCI Total International Stock	30,892,237	30,892,237	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

With respect to the iShares Core MSCI Total International Stock ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

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iSHARES® TRUST

Effective December 10, 2014, for its investment advisory services to the iShares Core MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund. Prior to December 10, 2014, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.14% based on the Fund’s average daily net assets.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI Europe	0.14%
Core MSCI Pacific	0.14

For the year ended July 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core MSCI Europe and iShares Core MSCI Pacific ETFs in the amounts of $304,380 and $264,192, respectively.

Effective December 10, 2014, for its investment advisory services to the iShares Core MSCI Total International Stock ETF, BFA is entitled to an annual investment advisory fee of 0.14% based on the average daily net assets of the Fund. Prior to December 10, 2014, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.16% based on the Fund’s average daily net assets. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the

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calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core MSCI EAFE	$339,988
Core MSCI Europe	10,385
Core MSCI Pacific	14,132
Core MSCI Total International Stock	110,846

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Core MSCI Total International Stock ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Core MSCI Total International Stock
iShares MSCI Russia Capped ETF	254,554	318,222	(25,000)	547,776	$7,159,433	$195,687	$(227,206)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

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3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$953,928,827	$211,746,508
Core MSCI Europe	19,229,004	4,564,501
Core MSCI Pacific	33,562,052	11,118,979
Core MSCI Total International Stock	441,545,218	45,903,286

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI EAFE	$3,750,202,975	$600,420,403
Core MSCI Europe	641,060,890	22,932,959
Core MSCI Pacific	521,600,155	—
Core MSCI Total International Stock	548,248,114	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to

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the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of July 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation[a]	$42,932	$—

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

Liabilities
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation[b]	$—	$131,074

[b]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended July 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$(569,189)	$(194,473)

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Notes to Financial Statements (Continued)

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	Net Change in Unrealized Appreciation/Depreciation
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$323,135	$(86,567)

The following table shows the average quarter-end balances of open futures contracts for the year ended July 31, 2015:

	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Average value of contracts purchased	$21,532,204	$6,512,180

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays

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and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares Core MSCI Total International Stock ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements (Continued)

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July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI EAFE	$125,852,494	$8,127	$(125,860,621)
Core MSCI Europe	1,461,734	(61,722)	(1,400,012)
Core MSCI Pacific	—	(290,839)	290,839
Core MSCI Total International Stock	—	(567,211)	567,211

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
Core MSCI EAFE
Ordinary income	$127,710,289	$56,878,068

Core MSCI Europe
Ordinary income	$11,953,028	$—

Core MSCI Pacific
Ordinary income	$6,945,338	$—

Core MSCI Total International Stock
Ordinary income	$33,844,320	$14,730,104

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core MSCI EAFE	$10,838,498	$(4,201,536)	$15,180,301	$(1,638,245)	$20,179,018
Core MSCI Europe	837,454	(13,213)	5,360,943	(325,379)	5,859,805
Core MSCI Pacific	1,586,978	(122,385)	7,685,919	(1,136,226)	8,014,286
Core MSCI Total International Stock	4,193,323	(1,517,724)	(2,562,315)	(6,925,910)	(6,812,626)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

138	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core MSCI EAFE	$4,201,536
Core MSCI Europe	13,213
Core MSCI Pacific	122,385
Core MSCI Total International Stock	1,517,724

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI EAFE	$6,442,471,245	$384,321,551	$(368,860,420)	$15,461,131
Core MSCI Europe	695,242,591	31,923,497	(26,566,169)	5,357,328
Core MSCI Pacific	562,999,006	35,872,548	(28,182,047)	7,690,501
Core MSCI Total International Stock	1,727,469,016	131,172,435	(133,646,644)	(2,474,209)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds, is a party to a $150 million credit agreement with State Street Bank and Trust Company, which expires on October 28, 2015. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended July 31, 2015, the iShares Core MSCI International Stock ETF’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $3,000,000, $82,871 and 1.17%, respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	139

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF and its subsidiary (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares Core MSCI Total International Stock ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

140	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$128,843,275
Core MSCI Europe	13,260,633
Core MSCI Pacific	6,213,110
Core MSCI Total International Stock	33,337,863

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended July 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$142,466,081	$11,037,847
Core MSCI Europe	13,789,067	1,222,419
Core MSCI Pacific	7,999,718	469,969
Core MSCI Total International Stock	39,291,556	3,457,117

TAX INFORMATION	141

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark

142	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	143

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

144	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	145

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE	$1.545716	$—	$—	$1.545716	100%	—%	—%	100%
Core MSCI Europe	1.179361	—	—	1.179361	100	—	—	100
Core MSCI Pacific	1.062351	—	—	1.062351	100	—	—	100
Core MSCI Total International Stock	1.422112	—	—	1.422112	100	—	—	100
Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

146	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI EAFE ETF

Period Covered: January 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.16%
Greater than 1.5% and Less than 2.0%	6	0.96
Greater than 1.0% and Less than 1.5%	22	3.50
Greater than 0.5% and Less than 1.0%	157	25.00
Between 0.5% and –0.5%	413	65.76
Less than –0.5% and Greater than –1.0%	22	3.50
Less than –1.0% and Greater than –1.5%	5	0.80
Less than –1.5% and Greater than –2.0%	2	0.32

	628	100.00%

iShares Core MSCI Europe ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.40%
Greater than 1.5% and Less than 2.0%	1	0.40
Greater than 1.0% and Less than 1.5%	4	1.59
Greater than 0.5% and Less than 1.0%	44	17.46
Between 0.5% and –0.5%	194	76.97
Less than –0.5% and Greater than –1.0%	7	2.78
Less than –1.0% and Greater than –1.5%	1	0.40

	252	100.00%

iShares Core MSCI Pacific ETF

Period Covered: July 1, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.79%
Greater than 1.5% and Less than 2.0%	2	0.79
Greater than 1.0% and Less than 1.5%	13	5.16
Greater than 0.5% and Less than 1.0%	68	26.98
Between 0.5% and –0.5%	137	54.37
Less than –0.5% and Greater than –1.0%	17	6.75
Less than –1.0% and Greater than –1.5%	11	4.37
Less than –1.5% and Greater than –2.0%	2	0.79

	252	100.00%

SUPPLEMENTAL INFORMATION	147

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core MSCI Total International Stock ETF

Period Covered: January 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.16%
Greater than 1.5% and Less than 2.0%	4	0.64
Greater than 1.0% and Less than 1.5%	26	4.14
Greater than 0.5% and Less than 1.0%	221	35.19
Between 0.5% and –0.5%	360	57.32
Less than –0.5% and Greater than –1.0%	12	1.91
Less than –1.0% and Greater than –1.5%	3	0.48
Less than –1.5% and Greater than –2.0%	1	0.16

	628	100.00%

148	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	149

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

150	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	151

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

152	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	153

Notes:

154	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI International Developed Momentum Factor ETF | IMTM | NYSE Arca
➢	iShares MSCI International Developed Quality Factor ETF | IQLT | NYSE Arca
➢	iShares MSCI International Developed Size Factor ETF | ISZE | NYSE Arca
➢	iShares MSCI International Developed Value Factor ETF | IVLU | NYSE Arca
➢	iShares MSCI USA Momentum Factor ETF | MTUM | NYSE Arca
➢	iShares MSCI USA Quality Factor ETF | QUAL | NYSE Arca
➢	iShares MSCI USA Size Factor ETF | SIZE | NYSE Arca
➢	iShares MSCI USA Value Factor ETF | VLUE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI INTERNATIONAL DEVELOPED MOMENTUM FACTOR ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	8.63%	8.75%	9.12%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.00	$1.54	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED MOMENTUM FACTOR ETF

The iShares MSCI International Developed Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 13, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 8.63%, net of fees, while the total return for the Index was 9.12%.

The Index posted solid gains for the reporting period and outperformed the broader international equity market. The Index consists of large- and mid-capitalization international stocks from developed markets with high price momentum over a 6- to 12-month period. The Index’s positive exposure to momentum contributed to its outperformance relative to the broader international equity market as growth-oriented stocks outpaced value stocks for the reporting period. The U.S. dollar’s appreciation relative to other major currencies limited the Index’s return during the reporting period.

In terms of exposure by country, the largest contributor to Index performance was Japan, which made up more than 30% of the Index on average during the reporting period. Denmark, Switzerland, the Netherlands, and the United Kingdom also made notable contributions to Index performance. New Zealand and Norway detracted modestly from Index performance as weakness in commodity prices hurt important segments of their economies.

From a sector perspective, Index performance was led by the healthcare sector, which was the largest allocation in the Index at more than 25% on average during the reporting period. The financials sector also made a positive contribution, followed by the consumer staples, information technology, and consumer discretionary sectors. To a lesser extent, the industrials, telecommunication services, and utilities sectors contributed positively to Index performance. At the other end of the spectrum, the energy sector was the only detractor from Index performance as weaker energy prices weighed on profits for energy companies during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	23.19%
Health Care	21.67
Financials	16.11
Consumer Staples	12.21
Industrials	10.55
Information Technology	6.05
Materials	4.26
Telecommunication Services	3.96
Utilities	1.17
Energy	0.83

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	34.96%
France	10.78
Germany	9.95
Canada	7.14
Netherlands	6.34
Hong Kong	5.03
Denmark	4.57
United Kingdom	4.10
Switzerland	4.08
Australia	2.89

TOTAL	89.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	7.12%	7.47%	7.57%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.40	$1.53	$1,000.00	$1,023.20	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

The iShares MSCI International Developed Quality Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher quality characteristics, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from January 13, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 7.12%, net of fees, while the total return for the Index was 7.57%.

The Index posted solid gains for the reporting period and outperformed the broader international equity market. The Index consists of large- and mid-capitalization international stocks from developed markets with stable earnings, high returns on equity, and low leverage. The Index outperformed the broader market for the reporting period in an environment of greater uncertainty around global economic growth and interest rates, the Greek sovereign debt crisis, and declines in commodity prices. The U.S. dollar’s appreciation relative to other major currencies limited the Index’s return during the reporting period.

In terms of exposure by country, the strongest contribution to return came from the United Kingdom, which made up more than 25% of the Index on average during the reporting period. Other notable contributors included Japan, where a weaker currency drove greater export demand, as well as Denmark and Switzerland. France, Hong Kong, Germany, and Spain also aided Index performance. The Canadian component of the Index detracted the most from Index performance as plunging oil prices hurt Canada’s economy, which is heavily dependent on oil exports. Australia also underperformed amid slowing Chinese demand for iron ore and coal, two of Australia’s leading exports.

From a sector perspective, Index performance was led by the financials sector, which was the largest allocation in the Index at more than 27% on average for the reporting period. The healthcare sector also made a large positive contribution, followed by the consumer staples and consumer discretionary sectors. At the other end of the spectrum, the energy sector was the only detractor from Index performance as oil prices declined significantly during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	25.81%
Industrials	13.46
Consumer Discretionary	12.68
Health Care	11.27
Consumer Staples	10.76
Materials	7.01
Energy	6.35
Information Technology	4.80
Telecommunication Services	4.43
Utilities	3.43

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

United Kingdom	27.60%
Switzerland	13.90
Hong Kong	8.78
Germany	7.94
Canada	6.78
Japan	6.65
Australia	5.69
France	5.05
Denmark	4.02
Sweden	3.78

TOTAL	90.19%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.36)%	(0.16)%	(0.33)%

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/16/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (6/16/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$996.40	$0.37	$1,000.00	$1,005.80	$1.49	0.30%

[a]	The beginning of the period (commencement of operations) is June 16, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (45 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

The iShares MSCI International Developed Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 16, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was -0.36%, net of fees, while the total return for the Index was -0.33%.

The Index had a slightly negative return for the brief reporting period. The U.S. dollar’s appreciation relative to other major currencies limited the Index’s return during the reporting period. The Index consists of large- and mid-capitalization international stocks from developed countries with a tilt toward smaller, lower-risk stocks within that universe.

In terms of exposure by country, the leading contribution to Index performance came from Japan, which benefited from improving economic growth and positive earnings reports that appear to have been triggered by “Abenomics,” government initiatives advocated by Prime Minister Shinzo Abe that are aimed at revitalizing the country’s economy. Other notable contributions came from a series of European countries — Germany, the Netherlands, France, Italy, Switzerland, and the United Kingdom.

At the other end of the spectrum, the leading detractors included Canada and Australia. Canada was hurt by weaker energy prices, while Australia underperformed amid slowing Chinese demand for iron ore and coal, two of Australia’s leading exports. Other detractors from Index performance included Singapore, Sweden, Hong Kong, New Zealand, and Norway.

From a sector perspective, Index performance was led by the healthcare sector. The consumer staples, telecommunication services, and utilities sectors were also positive contributors. At the other end of the spectrum, concern about slower global growth and the resulting weakness in commodity markets negatively affected the performance of sectors with exposure to commodities. Consequently, the energy, materials, and industrials sectors detracted the most from Index performance. The financials sector, which made up more than 25% of the Index on average during the reporting period, also detracted slightly from Index performance.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	26.94%
Industrials	18.26
Consumer Discretionary	13.04
Consumer Staples	10.23
Materials	7.18
Health Care	6.00
Utilities	5.53
Telecommunication Services	4.63
Energy	4.30
Information Technology	3.89

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	20.32%
Canada	12.49
United Kingdom	11.83
Australia	9.16
France	7.68
Germany	6.27
Switzerland	5.18
Singapore	5.10
Hong Kong	4.84
Sweden	3.48

TOTAL	86.35%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI INTERNATIONAL DEVELOPED VALUE FACTOR ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.65%	0.93%	0.73%

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/16/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (6/16/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,006.50	$0.37	$1,000.00	$1,023.30	$1.51	0.30%

[a]	The beginning of the period (commencement of operations) is June 16, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (45 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED VALUE FACTOR ETF

The iShares MSCI International Developed Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 16, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 0.65%, net of fees, while the total return for the Index was 0.73%.

The Index posted a positive return for the brief reporting period. The U.S. dollar’s appreciation relative to other major currencies limited the Index’s return during the reporting period. The Index consists of large- and mid-capitalization international stocks from developed markets with attractive value characteristics and relatively low valuations.

In terms of exposure by country, France and Israel contributed the most to Index performance. Japan was also a key contributor to performance. Notable detractors from Index performance included Canada and Australia. Canada was hurt by weaker energy prices, while Australia underperformed amid slowing Chinese demand for iron ore and coal, two of Australia’s leading exports. Other detractors included the United Kingdom, Singapore, and Hong Kong.

From a sector perspective, Index performance was led by the healthcare sector. Another strong contribution came from the financials sector, which was the largest allocation at more than 25% of the Index on average during the reporting period. The consumer staples, telecommunication services, and utilities sectors were also modestly positive contributors. At the other end of the spectrum, concern about slower global growth and the resulting weakness in commodity markets negatively affected the performance of sectors with exposure to commodities. Consequently, the materials, industrials, and energy sectors were among the leading detractors from Index performance. The consumer discretionary and information technology sectors also contributed negatively to Index performance.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	27.53%
Industrials	12.07
Health Care	11.70
Consumer Discretionary	11.57
Consumer Staples	10.80
Materials	6.73
Energy	6.40
Telecommunication Services	4.86
Information Technology	4.61
Utilities	3.73

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*

Japan	39.65%
United Kingdom	15.30
France	12.87
Germany	7.55
Israel	3.74
Hong Kong	3.22
Netherlands	2.67
Switzerland	2.50
Italy	2.42
Canada	1.74

TOTAL	91.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI USA MOMENTUM FACTOR ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.97%	20.04%	20.21%	19.97%	20.04%	20.21%
Since Inception	18.55%	18.58%	18.78%	47.72%	47.82%	48.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,105.00	$0.78	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

The iShares MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 19.97%, net of fees, while the total return for the Index was 20.21%.

The Index posted strong gains for the reporting period and outperformed the broader U.S. equity market. The Index consists of large- and mid-capitalization stocks with high price momentum over a 6- to 12-month period. The Index’s positive exposure to momentum contributed to its outperformance relative to the broader market as growth-oriented stocks outpaced value stocks across all market capitalization ranges.

Momentum favored the healthcare sector, which comprised more than 30% of the Index on average during the reporting period. The Index’s healthcare constituents continued to benefit from changes resulting from the Affordable Care Act, as well as from positive developments and merger activity in the biotechnology and pharmaceutical industries. The consumer discretionary and consumer staples sectors were also meaningful contributors to Index performance as they benefited from improvement in the labor market and lower energy prices during the period.

The information technology sector was another sizable contributor to Index performance. Information technology stocks continued to benefit from the rapid growth in mobile technology, the continuing evolution of the internet, and cloud computing. The industrials, financials, utilities, and telecommunication services sectors also contributed positively to Index performance.

At the other end of the spectrum, the energy and materials sectors were the only detractors from Index performance for the reporting period. Weaker demand for commodities led to declining commodity prices, including a significant drop in the price of oil, leading to negative returns for the energy and materials sectors.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	32.51%
Health Care	29.20
Consumer Staples	14.86
Information Technology	13.66
Financials	3.69
Industrials	3.46
Materials	2.33
Telecommunication Services	0.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Amazon.com Inc.	6.21%
Walt Disney Co. (The)	5.31
CVS Health Corp.	4.59
Apple Inc.	4.56
UnitedHealth Group Inc.	4.00
Home Depot Inc. (The)	3.71
Starbucks Corp.	3.18
Allergan PLC (Ireland)	3.15
Medtronic PLC (Ireland)	2.57
Kraft Heinz Co. (The)	2.32

TOTAL	39.60%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI USA QUALITY FACTOR ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.30%	14.31%	14.42%	14.30%	14.31%	14.42%
Since Inception	15.23%	15.28%	15.44%	33.62%	33.72%	34.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,071.30	$0.77	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

The iShares MSCI USA Quality Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics as identified through certain fundamental metrics, as represented by the MSCI USA Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 14.30%, net of fees, while the total return for the Index was 14.42%.

The Index posted solid gains for the reporting period and outperformed the broader U.S. equity market. The Index consists of large- and mid-capitalization stocks with stable earnings, high returns on equity, and low leverage. The Index outperformed the broader market for the reporting period in an environment of greater uncertainty around global economic growth and interest rates, the Greek sovereign debt crisis, declines in commodity prices, and earnings weakness.

Index performance was led by the consumer discretionary and information technology sectors. Many stocks in these sectors displayed attractive quality characteristics, resulting in the information technology and consumer discretionary sectors being the largest allocations in the Index (comprising 34% and 20%, respectively, of the Index on average during the reporting period). These two sectors together contributed more than half of the Index’s total return.

Healthcare stocks also made a large positive contribution, benefiting from favorable developments and merger activity in the biotechnology and pharmaceutical industries. In addition, the U.S. economy’s steady manufacturing expansion helped the industrials sector contribute positively to Index performance during the reporting period. The consumer staples, financials, and materials sectors also made small positive contributions to performance.

At the other end of the spectrum, the energy sector detracted meaningfully from performance as oil prices declined significantly during the reporting period. This was the only sector to produce negative returns for the reporting period.

Special note: Effective September 1, 2015, the Fund changed its investment objective to track a new underlying index, the MSCI USA Sector Neutral Quality Index, which is based on the MSCI USA Index and seeks to capture the performance of stocks that exhibit higher quality characteristics relative to their peers within the same Global Industry Classification Standard sector.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Information Technology	35.05%
Consumer Discretionary	18.86
Health Care	15.58
Industrials	13.93
Consumer Staples	6.93
Energy	4.91
Materials	2.78
Financials	1.96

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Microsoft Corp.	4.94%
Johnson & Johnson	4.85
Apple Inc.	4.69
Exxon Mobil Corp.	4.58
Gilead Sciences Inc.	3.78
Home Depot Inc. (The)	3.33
Google Inc. Class C	3.00
Visa Inc. Class A	2.97
Google Inc. Class A	2.94
MasterCard Inc. Class A	2.70

TOTAL	37.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI USA SIZE FACTOR ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.89%	12.89%	12.98%	12.89%	12.89%	12.98%
Since Inception	14.94%	14.94%	15.13%	37.63%	37.63%	38.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,047.80	$0.76	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

The iShares MSCI USA Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 12.89%, net of fees, while the total return for the Index was 12.98%.

The Index posted solid gains for the reporting period and outperformed the broader U.S. equity market. The Index provides exposure to large- and mid-cap U.S. stocks with a tilt toward smaller, lower-risk stocks within that universe.

The financials sector, which accounted for more than 20% of the Index on average during the reporting period, was the leading contributor to Index performance. Banks and many financial services firms typically benefit from an improving economy and higher interest rates, while capital market stocks were helped by strong performance in U.S. financial markets. The healthcare sector also made a large positive contribution to Index performance and was the best-performing sector in the Index for the reporting period. Many healthcare companies continued to benefit from changes resulting from the Affordable Care Act.

The consumer discretionary and consumer staples sectors were also meaningful contributors to Index performance as they benefited from improvement in the labor market and lower energy prices during the period. The information technology, industrials, and utilities sectors were other notable contributors to Index performance.

At the other end of the spectrum, the energy sector detracted meaningfully from performance as oil prices declined significantly during the reporting period. In addition, the small Index weight in the telecommunications services sector (approximately 1% on average for the reporting period) detracted slightly from Index performance.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	25.00%
Consumer Discretionary	13.71
Industrials	12.85
Information Technology	10.42
Health Care	10.33
Consumer Staples	9.93
Utilities	7.80
Materials	4.97
Energy	3.74
Telecommunication Services	1.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Chubb Corp. (The)	0.54%
Arch Capital Group Ltd.	0.52
PepsiCo Inc.	0.46
AT&T Inc.	0.45
Clorox Co. (The)	0.45
Stericycle Inc.	0.44
WEC Energy Group Inc.	0.43
Berkshire Hathaway Inc. Class B	0.42
Colgate-Palmolive Co.	0.42
RenaissanceRe Holdings Ltd.	0.42

TOTAL	4.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI USA VALUE FACTOR ETF

Performance as of July 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.56%	7.57%	7.64%	7.56%	7.57%	7.64%
Since Inception	14.62%	14.63%	14.80%	36.74%	36.78%	37.16%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.30	$0.76	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

The iShares MSCI USA Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Value Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2015, the total return for the Fund was 7.56%, net of fees, while the total return for the Index was 7.64%.

The Index produced a positive return for the reporting period but trailed the broader U.S. equity market. The Index consists of large- and mid-capitalization stocks with attractive value characteristics and relatively low valuations. However, value-oriented stocks underperformed growth stocks across all market capitalization ranges during the reporting period, contributing to the Index’s overall underperformance.

The financials sector, which accounted for more than 20% of the Index on average during the reporting period, was the leading contributor to Index performance. Banks and many financial services firms typically benefit from an improving economy and higher interest rates, while capital market stocks were helped by strong performance in U.S. financial markets. The healthcare sector also made a large positive contribution to Index performance and was the best-performing sector in the Index for the reporting period. Many healthcare companies continued to benefit from changes resulting from the Affordable Care Act.

The consumer discretionary and consumer staples sectors were also meaningful contributors to Index performance as they benefited from improvement in the labor market and lower energy prices during the period. The information technology, industrials, and utilities sectors made smaller positive contributions to Index performance.

At the other end of the spectrum, the energy sector detracted meaningfully from performance as oil prices declined significantly during the reporting period. In addition, the relatively small materials and telecommunication services sectors (each approximately 3% of the Index on average during the reporting period) detracted modestly from Index performance.

Special note: Effective September 1, 2015, the Fund changed its investment objective to track a new underlying index, the MSCI USA Enhanced Value Index, which seeks to capture the performance of securities in the MSCI USA Index that exhibit higher value characteristics relative to their peers within the corresponding Global Industry Classification Standard sector.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*

Financials	23.91%
Information Technology	14.77
Energy	12.00
Consumer Discretionary	11.89
Health Care	10.50
Industrials	9.10
Consumer Staples	8.39
Utilities	3.78
Materials	2.89
Telecommunication Services	2.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*

Exxon Mobil Corp.	3.18%
Apple Inc.	2.49
JPMorgan Chase & Co.	2.41
Wells Fargo & Co.	2.27
Citigroup Inc.	2.12
Chevron Corp.	1.93
Bank of America Corp.	1.65
AT&T Inc.	1.53
General Electric Co.	1.53
Microsoft Corp.	1.46

TOTAL	20.57%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 (or commencement of operations, as applicable) and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI INTERNATIONAL DEVELOPED MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.14%

AUSTRALIA — 2.88%
Amcor Ltd./Australia	1,114	$11,789
APA Group	1,710	11,390
Aristocrat Leisure Ltd.	816	5,135
Caltex Australia Ltd.	308	7,815
Cochlear Ltd.	66	4,424
CSL Ltd.	418	30,377
Incitec Pivot Ltd.	2,260	6,008
Macquarie Group Ltd.	298	17,977
Qantas Airways Ltd.[a]	1,291	3,555
Ramsay Health Care Ltd.	180	8,840
Sydney Airport	860	3,543
Tabcorp Holdings Ltd.	1,096	3,904
TPG Telecom Ltd.	250	1,746
Transurban Group	3,280	24,014
Westfield Corp.	2,400	17,677

		158,194
BELGIUM — 2.43%
Anheuser-Busch InBev NV	1,000	119,711
Proximus	154	5,834
Telenet Group Holding NVa	42	2,383
Umicore SA	132	5,813

		133,741
CANADA — 7.12%
Alimentation Couche-Tard Inc. Class B	460	20,639
Brookfield Asset Management Inc. Class A	1,125	39,485
Constellation Software Inc./Canada	48	21,456
Dollarama Inc.	236	14,122
Enbridge Inc.	740	32,428
Fairfax Financial Holdings Ltd.	28	13,575
Fortis Inc./Canada	192	5,527
Gildan Activewear Inc.	228	7,392
Intact Financial Corp.	220	15,254
Metro Inc.	494	13,514
Onex Corp.	116	6,691
Restaurant Brands International Inc.	368	16,005
Saputo Inc.	172	3,962
Thomson Reuters Corp.	368	14,978
Valeant Pharmaceuticals International Inc.[a]	646	166,507

		391,535

Security	Shares	Value
DENMARK — 4.55%
Danske Bank A/S	532	$16,716
DSV A/S	198	6,807
ISS A/S	174	6,029
Novo Nordisk A/S Class B	3,416	201,514
Pandora A/S	142	16,064
Tryg A/S	154	3,122

		250,252
FINLAND — 0.57%
Elisa OYJ	126	4,269
Neste OYJ	190	5,313
Sampo OYJ Class A	334	16,606
Stora Enso OYJ Class R	566	5,350

		31,538
FRANCE — 10.76%
Accor SA	346	17,078
Aeroports de Paris	36	4,343
Air Liquide SA	450	58,941
Cap Gemini SA	314	30,200
Christian Dior SE	74	15,432
Cie. Generale des Etablissements Michelin Class B	196	19,316
Dassault Systemes	248	18,843
Essilor International SA	280	36,071
Groupe Eurotunnel SE Registered	732	10,583
Hermes International	38	14,881
Klepierre	200	9,158
L’Oreal SA	504	94,859
Lagardere SCA	162	4,871
LVMH Moet Hennessy Louis Vuitton SE	308	58,088
Natixis SA	1,160	8,575
Numericable-SFR SAS[a]	240	13,164
Pernod Ricard SA	256	30,844
Peugeot SAa	534	10,764
Publicis Groupe SA	252	19,195
Renault SA	216	19,994
Safran SA	394	29,976
SCOR SE	184	7,099
SES SA	212	6,597
Societe BIC SA	62	10,683
Thales SA	112	7,626
Valeo SA	116	15,572
Veolia Environnement SA	464	10,420
Zodiac Aerospace	266	7,979

		591,152

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
GERMANY — 9.33%
Bayer AG Registered	662	$98,229
Brenntag AG	224	12,530
Daimler AG Registered	1,106	99,456
Deutsche Annington Immobilien SE	543	17,038
Deutsche Boerse AG	308	28,118
Deutsche Telekom AG Registered	4,436	80,623
Deutsche Wohnen AG Bearer	478	11,885
Fresenius Medical Care AG & Co. KGaA	350	28,743
Fresenius SE & Co. KGaA	604	41,928
Hannover Rueck SE	76	8,110
Henkel AG & Co. KGaA	88	8,938
Kabel Deutschland Holding AGa	20	2,729
Merck KGaA	240	24,560
Osram Licht AG	182	10,424
ProSiebenSat.1 Media SE Registered	292	15,018
QIAGEN NVa	238	6,712
Symrise AG	194	12,974
Telefonica Deutschland Holding AG	738	4,611

		512,626
HONG KONG — 5.02%
AIA Group Ltd.	13,600	88,593
BOC Hong Kong Holdings Ltd.	4,000	16,124
Cathay Pacific Airways Ltd.	2,000	4,732
Cheung Kong Infrastructure Holdings Ltd.	2,000	17,401
Hang Seng Bank Ltd.	800	16,398
Henderson Land Development Co. Ltd.	2,200	14,530
HKT Trust & HKT Ltd.	2,000	2,435
Hong Kong Exchanges and Clearing Ltd.	2,800	75,921
MTR Corp. Ltd.	2,000	8,914
Sun Hung Kai Properties Ltd.	2,000	30,726

		275,774
IRELAND — 0.04%
Ryanair Holdings PLC ADR	30	2,223

		2,223
ISRAEL — 1.15%
Azrieli Group	50	2,077
NICE-Systems Ltd.	120	7,488
Teva Pharmaceutical Industries Ltd.	762	53,562

		63,127
ITALY — 1.01%
Atlantia SpA	510	13,704
EXOR SpA	108	5,472
Finmeccanica SpA[a]	324	4,697

Security	Shares	Value
Intesa Sanpaolo SpA RSP	1,072	$3,603
Luxottica Group SpA	322	23,498
Pirelli & C. SpA	286	4,771

		55,745
JAPAN — 34.86%
Aeon Co. Ltd.	800	12,246
Aisin Seiki Co. Ltd.	200	8,120
Ajinomoto Co. Inc.	2,000	46,039
ANA Holdings Inc.	2,000	6,376
Asahi Glass Co. Ltd.	2,000	11,736
Asahi Group Holdings Ltd.	400	13,421
Asahi Kasei Corp.	2,000	15,210
ASICS Corp.	200	5,755
Astellas Pharma Inc.	2,600	39,180
Bank of Yokohama Ltd. (The)	2,000	12,724
Bridgestone Corp.	800	30,206
Calbee Inc.	200	8,927
Casio Computer Co. Ltd.	400	7,984
Central Japan Railway Co.	200	35,062
Chugoku Bank Ltd. (The)	200	3,128
Daikin Industries Ltd.	200	12,946
Daiwa House Industry Co. Ltd.	800	19,936
Don Quijote Holdings Co. Ltd.	400	17,079
East Japan Railway Co.	400	39,550
Eisai Co. Ltd.	600	39,203
FANUC Corp.	200	33,383
FUJIFILM Holdings Corp.	600	23,824
Fukuoka Financial Group Inc.	2,000	10,299
Hakuhodo DY Holdings Inc.	400	4,478
Hamamatsu Photonics KK	200	5,214
Hitachi Chemical Co. Ltd.	200	3,543
Hoya Corp.	600	25,415
Iyo Bank Ltd. (The)	400	5,095
J Front Retailing Co. Ltd.	400	7,532
Japan Airlines Co. Ltd.	200	7,555
Japan Airport Terminal Co. Ltd.	200	10,654
Kao Corp.	800	40,621
Kawasaki Heavy Industries Ltd.	2,000	8,782
KDDI Corp.	1,800	45,772
Keihan Electric Railway Co. Ltd.	2,000	13,092
Koito Manufacturing Co. Ltd.	200	7,870
Kuraray Co. Ltd.	400	4,720
Kurita Water Industries Ltd.	200	4,376
M3 Inc.	200	4,718
Mabuchi Motor Co. Ltd.	200	11,994

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
MEIJI Holdings Co. Ltd.	200	$28,460
Mitsubishi Chemical Holdings Corp.	2,400	15,691
Mitsubishi Tanabe Pharma Corp.	400	6,670
Mitsubishi UFJ Financial Group Inc.	17,200	124,944
Mitsui Chemicals Inc.	2,000	7,506
MS&AD Insurance Group Holdings Inc.	600	18,921
Murata Manufacturing Co. Ltd.	400	59,405
Nexon Co. Ltd.	200	2,746
NGK Spark Plug Co. Ltd.	200	5,303
NHK Spring Co. Ltd.	200	2,123
Nidec Corp.	200	17,926
Nintendo Co. Ltd.	200	35,207
Nippon Express Co. Ltd.	2,000	10,590
Nippon Paint Holdings Co. Ltd.	400	11,477
Nippon Telegraph & Telephone Corp.	800	30,758
Nitori Holdings Co. Ltd.	200	17,967
Nitto Denko Corp.	200	15,158
NOK Corp.	200	5,868
Nomura Research Institute Ltd.	200	8,217
NSK Ltd.	600	7,758
NTT Data Corp.	200	9,573
NTT DOCOMO Inc.	1,400	29,544
Oriental Land Co. Ltd./Japan	600	38,108
Panasonic Corp.	2,000	23,520
Park24 Co. Ltd.	200	3,640
Rakuten Inc.	1,200	19,328
Rohm Co. Ltd.	200	11,590
Santen Pharmaceutical Co. Ltd.	600	8,838
Secom Co. Ltd.	200	13,492
Seibu Holdings Inc.	200	4,586
Sekisui House Ltd.	800	11,904
Seven Bank Ltd.	1,200	5,724
Shimano Inc.	200	27,782
Shionogi & Co. Ltd.	600	23,948
Sompo Japan Nipponkoa Holdings Inc.	400	14,115
Sony Corp.[a]	2,400	68,439
Sumitomo Chemical Co. Ltd.	2,000	11,429
Sumitomo Rubber Industries Ltd.	200	3,019
Suntory Beverage & Food Ltd.	200	8,459
Suruga Bank Ltd.	200	4,299
Sysmex Corp.	200	12,963
Taisei Corp.	2,000	11,768
Taiyo Nippon Sanso Corp.	200	2,354
Takeda Pharmaceutical Co. Ltd.	1,000	50,365
TDK Corp.	200	14,028
Teijin Ltd.	2,000	7,313

Security	Shares	Value
Terumo Corp.	400	$10,331
Toho Co. Ltd./Tokyo	200	4,739
Tokio Marine Holdings Inc.	1,000	41,688
Tokyo Gas Co. Ltd.	2,000	10,809
Toray Industries Inc.	2,000	15,939
Toyota Industries Corp.	200	11,090
Toyota Motor Corp.	3,600	239,806
Unicharm Corp.	600	14,434
USS Co. Ltd.	400	7,035
West Japan Railway Co.	200	14,382
Yamaha Corp.	200	4,715
Yamaha Motor Co. Ltd.	200	4,549

		1,916,105
NETHERLANDS — 6.32%
Altice SAa	216	27,445
ASML Holding NV	446	44,664
Fiat Chrysler Automobiles NVa	956	15,104
Heineken Holding NV	94	6,568
Heineken NV	238	18,864
ING Groep NV CVA	3,102	53,088
Koninklijke Ahold NV	1,042	20,867
Randstad Holding NV	176	12,122
RELX NV	1,451	24,320
TNT Express NV	596	5,024
Unilever NV CVA	2,244	101,180
Wolters Kluwer NV	550	18,339

		347,585
NEW ZEALAND — 0.05%
Meridian Energy Ltd.	1,816	2,714

		2,714
PORTUGAL — 0.11%
Jeronimo Martins SGPS SA	396	5,920

		5,920
SINGAPORE — 0.28%
ComfortDelGro Corp. Ltd.	2,800	6,159
Singapore Airlines Ltd.	400	3,140
Singapore Exchange Ltd.	1,000	5,825

		15,124
SPAIN — 1.69%
Amadeus IT Holding SA Class A	662	29,044
Ferrovial SA	513	12,549
Industria de Diseno Textil SA	1,250	43,054
International Consolidated Airlines Group SAa	950	7,948

		92,595

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
SWEDEN — 2.81%
Assa Abloy AB	1,416	$28,913
Atlas Copco AB Class A	802	22,053
Boliden AB	404	7,505
Electrolux AB Class B	204	5,902
Hexagon AB Class B	306	9,952
ICA Gruppen AB	30	1,101
Industrivarden AB Class C	280	5,326
Investor AB Class B	656	25,466
Securitas AB Class B	650	9,376
Skanska AB Class B	416	8,814
SKF AB Class B	528	10,393
Svenska Cellulosa AB SCA Class B	582	16,669
Tele2 AB Class B	258	2,700

		154,170
SWITZERLAND — 4.07%
Givaudan SA Registered	8	14,983
Lonza Group AG Registered	58	8,455
Novartis AG Registered	1,916	200,152

		223,590
UNITED KINGDOM — 4.09%
Compass Group PLC	1,560	24,953
Dixons Carphone PLC	726	5,164
Inmarsat PLC	636	8,813
InterContinental Hotels Group PLC	258	10,862
ITV PLC	3,984	17,451
Legal & General Group PLC	3,864	15,720
London Stock Exchange Group PLC	422	17,194
Marks & Spencer Group PLC	1,804	15,314
Next PLC	86	10,723
Schroders PLC	172	8,490
SEGRO PLC	80	560
Shire PLC	630	55,841
Taylor Wimpey PLC	4,332	13,142
United Utilities Group PLC	410	5,707
Whitbread PLC	184	14,902

		224,836

TOTAL COMMON STOCKS
(Cost: $5,119,847)		5,448,546

Security	Shares	Value
PREFERRED STOCKS — 0.60%

GERMANY — 0.60%
Henkel AG & Co. KGaA	276	$32,933

		32,933

TOTAL PREFERRED STOCKS
(Cost: $32,960)		32,933

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b],c	2,576	2,576

		2,576

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,576)		2,576

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $5,155,383)		5,484,055
Other Assets, Less Liabilities — 0.22%		11,862

NET ASSETS — 100.00%		$5,495,917

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.44%

AUSTRALIA — 5.67%
Amcor Ltd./Australia	870	$9,206
ASX Ltd.	352	11,490
Bendigo & Adelaide Bank Ltd.	578	5,577
BHP Billiton Ltd.	2,054	39,896
Brambles Ltd.	1,758	14,046
Cochlear Ltd.	56	3,753
CSL Ltd.	592	43,022
Flight Centre Travel Group Ltd.	62	1,622
Fortescue Metals Group Ltd.[a]	1,010	1,376
Goodman Group	2,034	9,769
GPT Group (The)	2,136	7,231
Insurance Australia Group Ltd.	3,366	14,559
Lend Lease Group	916	10,487
Orica Ltd.	216	3,047
Platinum Asset Management Ltd.	878	4,887
QBE Insurance Group Ltd.	1,950	20,907
REA Group Ltd.	90	2,869
Rio Tinto Ltd.	330	12,810
Seek Ltd.	376	4,169
Telstra Corp. Ltd.	9,432	44,952
TPG Telecom Ltd.	412	2,877
Woodside Petroleum Ltd.	716	18,745
Woolworths Ltd.	832	17,474
WorleyParsons Ltd.	160	1,081

		305,852
BELGIUM — 0.27%
Colruyt SA	40	1,953
Proximus	284	10,759
Umicore SA	38	1,674

		14,386
CANADA — 6.76%
Alimentation Couche-Tard Inc. Class B	288	12,922
Canadian Imperial Bank of Commerce/Canada	616	44,253
Canadian National Railway Co.	862	54,061
Canadian Natural Resources Ltd.	1,042	25,566
Canadian Oil Sands Ltd.	456	2,615
Canadian Pacific Railway Ltd.	146	23,628
Canadian Utilities Ltd. Class A	80	2,259
CGI Group Inc. Class Ab	260	9,765
CI Financial Corp.	568	14,430
Constellation Software Inc./Canada	22	9,834

Security	Shares	Value
Dollarama Inc.	212	$12,686
Finning International Inc.	212	3,706
Great-West Lifeco Inc.	516	14,691
IGM Financial Inc.	186	5,522
Imperial Oil Ltd.	384	14,283
Industrial Alliance Insurance & Financial Services Inc.	130	4,402
Intact Financial Corp.	196	13,589
Keyera Corp.	184	6,079
Magna International Inc. Class A	562	30,697
Methanex Corp.	88	3,987
Metro Inc.	114	3,119
Peyto Exploration & Development Corp.	92	2,001
Potash Corp. of Saskatchewan Inc.	606	16,574
Power Financial Corp.	360	9,605
PrairieSky Royalty Ltd.	256	5,284
RioCan REIT	170	3,501
Saputo Inc.	116	2,672
TELUS Corp.	269	9,232
Vermilion Energy Inc.	112	3,788

		364,751
DENMARK — 4.01%
Coloplast A/S Class B	166	12,044
DSV A/S	28	963
Novo Nordisk A/S Class B	2,704	159,512
Novozymes A/S Class B	242	12,710
Pandora A/S	226	25,566
Tryg A/S	180	3,649
William Demant Holding A/Sb	22	1,686

		216,130
FINLAND — 1.72%
Elisa OYJ	246	8,336
Fortum OYJ	344	6,081
Kone OYJ Class B	580	24,453
Metso OYJ	100	2,763
Orion OYJ Class B	134	5,630
Sampo OYJ Class A	750	37,289
Wartsila OYJ Abp	174	8,040

		92,592
FRANCE — 5.03%
Air Liquide SA	236	30,911
Airbus Group SE	774	55,243
AXA SA	2,680	71,064
Bureau Veritas SA	382	8,979
Hermes International	22	8,616

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
L’Oreal SA	124	$23,338
Legrand SA	292	18,083
Safran SA	276	20,998
SCOR SE	212	8,179
Societe BIC SA	32	5,514
Technip SA	64	3,664
Valeo SA	84	11,276
Zodiac Aerospace	182	5,459

		271,324
GERMANY — 7.67%
Allianz SE Registered	600	98,840
BASF SE	756	65,610
Beiersdorf AG	50	4,299
Continental AG	148	33,284
Deutsche Boerse AG	398	36,335
Deutsche Post AG Registered	914	27,791
GEA Group AG	168	7,155
Hannover Rueck SE	90	9,604
Henkel AG & Co. KGaA	54	5,485
HUGO BOSS AG	116	14,072
RTL Group SAb	48	4,393
RWE AG	308	6,449
SAP SE	1,172	84,504
Symrise AG	74	4,949
United Internet AG Registered[c]	222	11,046

		413,816
HONG KONG — 8.75%
AIA Group Ltd.	19,600	127,678
Bank of East Asia Ltd. (The)	2,000	8,101
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,701
Cheung Kong Property Holdings Ltd.[b]	2,000	16,666
CK Hutchison Holdings Ltd.	2,000	29,694
Galaxy Entertainment Group Ltd.	4,000	18,420
Hang Lung Properties Ltd.	2,000	5,715
Hang Seng Bank Ltd.	1,400	28,696
Henderson Land Development Co. Ltd.	2,200	14,530
Hong Kong & China Gas Co. Ltd.	8,800	17,958
Hong Kong Exchanges and Clearing Ltd.	2,400	65,075
Hysan Development Co. Ltd.[a]	2,000	8,565
Link REIT (The)	3,000	17,646
MGM China Holdings Ltd.	1,600	3,397
Power Assets Holdings Ltd.	2,000	18,846
Sands China Ltd.	4,000	17,698
Sino Land Co. Ltd.	4,000	6,212
SJM Holdings Ltd.	4,000	4,644

Security	Shares	Value
Sun Hung Kai Properties Ltd.	2,000	$30,726
Swire Properties Ltd.	1,600	5,150
Wharf Holdings Ltd. (The)	2,000	12,693
Wynn Macau Ltd.	2,400	4,960

		471,771
IRELAND — 0.18%
Kerry Group PLC Class A	88	6,723
Ryanair Holdings PLC ADR	44	3,261

		9,984
ISRAEL — 0.03%
Israel Chemicals Ltd.	256	1,774

		1,774
ITALY — 0.13%
Tenaris SA	346	4,393
UnipolSai SpA	940	2,459

		6,852
JAPAN — 6.63%
ABC-Mart Inc.	100	6,013
Aeon Mall Co. Ltd.	200	3,760
Bank of Yokohama Ltd. (The)	2,000	12,724
Brother Industries Ltd.	400	5,534
Calbee Inc.	100	4,463
COLOPL Inc.	100	1,945
Daiwa House Industry Co. Ltd.	1,000	24,920
Iyo Bank Ltd. (The)	400	5,095
Japan Airlines Co. Ltd.	100	3,777
Japan Exchange Group Inc.	600	20,921
Japan Tobacco Inc.	600	23,311
JSR Corp.	200	3,332
Kakaku.com Inc.	400	6,370
KDDI Corp.	2,400	61,029
Kuraray Co. Ltd.	200	2,360
M3 Inc.	200	4,718
Nippon Paint Holdings Co. Ltd.	200	5,739
Nitori Holdings Co. Ltd.	200	17,967
NTT DOCOMO Inc.	1,600	33,764
Oracle Corp. Japan	200	8,426
Osaka Gas Co. Ltd.	2,000	8,005
Otsuka Corp.	200	10,509
Park24 Co. Ltd.	200	3,640
Sanrio Co. Ltd.	200	5,569
Seven Bank Ltd.	800	3,816
Shimano Inc.	100	13,891
Shin-Etsu Chemical Co. Ltd.	200	11,973

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
Sony Financial Holdings Inc.	400	$7,655
T&D Holdings Inc.	800	12,201
Trend Micro Inc./Japan	200	7,329
USS Co. Ltd.	400	7,035
Yahoo Japan Corp.	2,200	9,642

		357,433
NETHERLANDS — 3.01%
ASML Holding NV	464	46,467
Boskalis Westminster NV	86	4,229
Koninklijke Ahold NV	438	8,771
RELX NV	2,122	35,566
Unilever NV CVA	1,488	67,092

		162,125
NEW ZEALAND — 0.05%
Contact Energy Ltd.	284	934
Ryman Healthcare Ltd.	344	1,919

		2,853
NORWAY — 0.68%
Gjensidige Forsikring ASA	350	5,645
Seadrill Ltd.[a]	460	4,179
Statoil ASA	1,052	17,885
Subsea 7 SAb	362	3,186
Yara International ASA	120	6,003

		36,898
PORTUGAL — 0.07%
Jeronimo Martins SGPS SA	236	3,528

		3,528
SINGAPORE — 1.55%
Ascendas REIT	2,600	4,598
CapitaLand Mall Trust	4,000	5,847
City Developments Ltd.	600	4,091
ComfortDelGro Corp. Ltd.	1,600	3,520
Keppel Corp. Ltd.	1,000	5,481
SembCorp Industries Ltd.[a]	400	1,044
Sembcorp Marine Ltd[a]	400	763
Singapore Exchange Ltd.	2,000	11,649
Singapore Technologies Engineering Ltd.	1,400	3,356
Singapore Telecommunications Ltd.	13,600	40,652
UOL Group Ltd.	200	979
Yangzijiang Shipbuilding Holdings Ltd.[a]	2,000	1,886

		83,866
SPAIN — 2.09%
Distribuidora Internacional de Alimentacion SA	524	3,299

Security	Shares	Value
Endesa SA	420	$8,882
Iberdrola SA	3,892	27,624
Industria de Diseno Textil SA	1,814	62,481
Mapfre SA	2,088	6,750
Zardoya Otis SA	306	3,378
Zardoya Otis SA New[b]	12	132

		112,546
SWEDEN — 3.77%
Alfa Laval AB	354	6,551
Assa Abloy AB	1,002	20,460
Atlas Copco AB Class A	742	20,403
Atlas Copco AB Class B	550	13,591
Hennes & Mauritz AB Class B	1,762	70,518
Investment AB Kinnevik Class B	616	19,833
Investor AB Class B	880	34,162
Millicom International Cellular SA SDR	76	5,592
Skanska AB Class B	366	7,755
SKF AB Class B	218	4,291

		203,156
SWITZERLAND — 13.85%
ABB Ltd. Registered	1,964	40,114
Actelion Ltd. Registered	116	17,247
Adecco SA Registered	158	13,258
Cie. Financiere Richemont SA Class A Registered	572	49,636
EMS-Chemie Holding AG Registered	8	3,925
Geberit AG Registered	58	20,186
Givaudan SA Registered	8	14,983
Kuehne + Nagel International AG Registered	84	11,659
Nestle SA Registered	1,562	118,966
Partners Group Holding AG	46	15,483
Roche Holding AG	746	216,636
Schindler Holding AG Participation Certificates	56	9,072
Schindler Holding AG Registered	26	4,247
SGS SA Registered	6	11,518
Sika AG Bearer	2	7,289
Swatch Group AG (The) Bearer	36	15,586
Swatch Group AG (The) Registered	56	4,615
Swiss Life Holding AG Registered	36	8,548
Swiss Re AG	466	42,183
Swisscom AG Registered	36	21,051
Syngenta AG Registered	72	29,816
Zurich Insurance Group AG	232	71,041

		747,059

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
UNITED KINGDOM — 27.52%
Aberdeen Asset Management PLC	2,074	$11,781
Admiral Group PLC	560	12,942
Aggreko PLC	336	6,292
Amec Foster Wheeler PLC	338	4,325
ARM Holdings PLC	1,624	25,520
Associated British Foods PLC	158	7,949
AstraZeneca PLC	1,100	74,155
Babcock International Group PLC	210	3,249
BAE Systems PLC	3,838	28,760
BG Group PLC	3,130	53,362
BHP Billiton PLC	1,464	27,015
British American Tobacco PLC	1,270	75,330
British Land Co. PLC (The)	1,210	15,880
Bunzl PLC	520	14,882
Burberry Group PLC	714	17,927
Capita PLC	838	17,052
Centrica PLC	5,310	22,083
Cobham PLC	1,388	5,660
Compass Group PLC	2,706	43,283
Croda International PLC	138	6,547
Diageo PLC	1,560	43,563
Direct Line Insurance Group PLC	2,002	11,431
easyJet PLC	204	5,234
Experian PLC	1,078	20,203
GKN PLC	1,500	7,455
Hargreaves Lansdown PLC	654	12,226
ICAP PLC	936	7,544
IMI PLC	436	7,219
Imperial Tobacco Group PLC	608	31,927
Intertek Group PLC	218	8,324
ITV PLC	6,038	26,448
Johnson Matthey PLC	160	7,278
Legal & General Group PLC	9,624	39,153
London Stock Exchange Group PLC	462	18,824
Marks & Spencer Group PLC	1,696	14,398
Meggitt PLC	740	5,364
Melrose Industries PLC	850	3,672
National Grid PLC	2,988	39,778
Persimmon PLC	126	4,025
Petrofac Ltd.	258	3,543
Prudential PLC	4,122	96,968
Reckitt Benckiser Group PLC	520	49,897
RELX PLC	2,138	37,300
Rexam PLC	486	4,221
Rio Tinto PLC	1,002	38,879

Security	Shares	Value
Rolls-Royce Holdings PLC	1,938	$24,013
Royal Dutch Shell PLC Class A	3,564	102,334
Royal Dutch Shell PLC Class B	2,233	64,831
Sage Group PLC (The)	2,568	20,878
Schroders PLC	216	10,661
Shire PLC	742	65,768
Sky PLC	1,174	20,885
Smiths Group PLC	492	8,668
Sports Direct International PLC[b]	322	3,980
SSE PLC	714	16,880
Standard Life PLC	2,557	18,131
Tate & Lyle PLC	274	2,330
Travis Perkins PLC	214	7,504
Unilever PLC	1,100	49,900
Weir Group PLC (The)	230	5,517
Whitbread PLC	214	17,332
William Hill PLC	894	5,649
Wolseley PLC	296	19,659

		1,483,788

TOTAL COMMON STOCKS
(Cost: $5,142,631)		5,362,484

PREFERRED STOCKS — 0.24%

GERMANY — 0.24%
Fuchs Petrolub SE	68	2,973
Henkel AG & Co. KGaA	84	10,023

		12,996

TOTAL PREFERRED STOCKS
(Cost: $12,008)		12,996

SHORT-TERM INVESTMENTS — 0.35%

MONEY MARKET FUNDS — 0.35%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	17,361	17,361
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	959	959
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	147	147

		18,467

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,467)		18,467

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED QUALITY FACTOR ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 100.03%
(Cost: $5,173,106)	$5,393,947
Other Assets, Less Liabilities — (0.03)%	(1,349)

NET ASSETS — 100.00%	$5,392,598

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.25%

AUSTRALIA — 9.14%
AGL Energy Ltd.	787	$9,640
Amcor Ltd./Australia	782	8,275
AMP Ltd.	1,253	6,082
APA Group	1,435	9,558
Aristocrat Leisure Ltd.	641	4,034
Asciano Ltd.	1,506	8,991
ASX Ltd.	400	13,057
Aurizon Holdings Ltd.	1,911	7,438
AusNet Services	4,620	4,716
Australia & New Zealand Banking Group Ltd.	351	8,424
Bank of Queensland Ltd.	534	5,392
Bendigo & Adelaide Bank Ltd.	767	7,401
BHP Billiton Ltd.	363	7,051
Boral Ltd.	914	4,457
Brambles Ltd.	1,249	9,979
Caltex Australia Ltd.	159	4,034
CIMIC Group Ltd.	147	2,569
Coca-Cola Amatil Ltd.	896	6,106
Cochlear Ltd.	91	6,099
Commonwealth Bank of Australia	188	12,088
Computershare Ltd.	643	5,836
Crown Resorts Ltd.	520	5,205
CSL Ltd.	102	7,412
Dexus Property Group	1,358	7,759
Federation Centres	8,232	18,136
Flight Centre Travel Group Ltd.	95	2,485
Goodman Group	1,695	8,141
GPT Group (The)	3,171	10,735
Harvey Norman Holdings Ltd.	1,185	3,881
Healthscope Ltd.	1,357	2,730
Incitec Pivot Ltd.	1,521	4,043
Insurance Australia Group Ltd.	1,802	7,794
James Hardie Industries PLC	380	5,299
Lend Lease Group	490	5,610
Macquarie Group Ltd.	99	5,972
Medibank Pvt Ltd.[a]	3,773	5,791
Mirvac Group	5,320	7,384
National Australia Bank Ltd.	383	9,779
Orica Ltd.	203	2,864
Origin Energy Ltd.	678	5,646
Platinum Asset Management Ltd.	703	3,913
QBE Insurance Group Ltd.	288	3,088

Security	Shares	Value
Ramsay Health Care Ltd.	156	$7,662
REA Group Ltd.	96	3,060
Rio Tinto Ltd.	169	6,560
Santos Ltd.	626	3,402
Scentre Group	3,580	10,411
Seek Ltd.	239	2,650
Sonic Healthcare Ltd.	521	7,908
Stockland	2,505	7,818
Suncorp Group Ltd.	899	9,421
Sydney Airport	2,298	9,467
Tabcorp Holdings Ltd.	1,744	6,211
Tatts Group Ltd.	2,972	8,686
Telstra Corp. Ltd.	2,851	13,588
TPG Telecom Ltd.	302	2,109
Transurban Group	2,111	15,456
Treasury Wine Estates Ltd.	537	2,275
Wesfarmers Ltd.	345	10,755
Westfield Corp.	1,911	14,076
Westpac Banking Corp.	352	9,011
Woodside Petroleum Ltd.	290	7,592
Woolworths Ltd.	469	9,850
WorleyParsons Ltd.	340	2,297

		455,159
AUSTRIA — 0.29%
Andritz AG	74	4,160
Erste Group Bank AGa	104	3,136
OMV AG	148	3,961
Voestalpine AG	75	3,238

		14,495
BELGIUM — 1.34%
Ageas	126	5,220
Anheuser-Busch InBev NV	53	6,345
Colruyt SA	121	5,908
Delhaize Group	32	2,902
Groupe Bruxelles Lambert SA	152	12,624
KBC Groep NV	52	3,646
Proximus	192	7,274
Solvay SA	43	5,784
Telenet Group Holding NVa	100	5,674
UCB SA	82	6,383
Umicore SA	108	4,756

		66,516
CANADA — 12.45%
Agnico Eagle Mines Ltd.	119	2,647
Agrium Inc.	72	7,405

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Alimentation Couche-Tard Inc. Class B	127	$5,698
AltaGas Ltd.	164	4,513
ARC Resources Ltd.	173	2,602
Atco Ltd./Canada Class I	282	8,508
Bank of Montreal	298	16,717
Bank of Nova Scotia (The)	320	15,789
BCE Inc.	459	18,992
Bombardier Inc. Class B	966	1,210
Brookfield Asset Management Inc. Class A	316	11,091
CAE Inc.	715	8,145
Cameco Corp.	204	2,816
Canadian Imperial Bank of Commerce/Canada	234	16,811
Canadian National Railway Co.	207	12,982
Canadian Natural Resources Ltd.	154	3,779
Canadian Pacific Railway Ltd.	41	6,635
Canadian Tire Corp. Ltd. Class A	100	10,023
Canadian Utilities Ltd. Class A	389	10,986
Cenovus Energy Inc.	247	3,619
CGI Group Inc. Class Aa	136	5,108
CI Financial Corp.	404	10,263
Constellation Software Inc./Canada	17	7,599
Crescent Point Energy Corp.	148	2,254
Dollarama Inc.	145	8,677
Empire Co. Ltd. Class A	143	9,717
Enbridge Inc.	176	7,713
Encana Corp.	211	1,612
Fairfax Financial Holdings Ltd.	21	10,181
Finning International Inc.	166	2,902
First Capital Realty Inc.	1,157	16,462
Fortis Inc./Canada	573	16,495
Franco-Nevada Corp.	106	4,327
George Weston Ltd.	147	12,411
Gildan Activewear Inc.	198	6,420
Goldcorp Inc.	180	2,414
Great-West Lifeco Inc.	459	13,068
H&R REIT	663	11,380
Husky Energy Inc.	223	4,093
IGM Financial Inc.	242	7,184
Imperial Oil Ltd.	176	6,547
Industrial Alliance Insurance & Financial Services Inc.	125	4,232
Intact Financial Corp.	250	17,334
Jean Coutu Group PJC Inc. (The) Class A	323	5,117

Security	Shares	Value
Keyera Corp.	157	$5,187
Loblaw Companies Ltd.	133	7,291
Magna International Inc. Class A	101	5,517
Manulife Financial Corp.	302	5,379
Methanex Corp.	73	3,307
Metro Inc.	381	10,423
National Bank of Canada	338	11,884
Onex Corp.	248	14,305
Open Text Corp.	93	4,243
Pembina Pipeline Corp.	210	6,145
Peyto Exploration & Development Corp.	139	3,024
Potash Corp. of Saskatchewan Inc.	127	3,473
Power Corp. of Canada	406	9,596
Power Financial Corp.	398	10,619
Restaurant Brands International Inc.	126	5,480
RioCan REIT	513	10,564
Rogers Communications Inc. Class B	319	11,245
Royal Bank of Canada	271	15,886
Saputo Inc.	390	8,984
Shaw Communications Inc. Class B	717	15,294
Silver Wheaton Corp.	194	2,553
SNC-Lavalin Group Inc.	107	3,523
Sun Life Financial Inc.	200	6,563
Suncor Energy Inc.	162	4,587
TELUS Corp.	336	11,532
Thomson Reuters Corp.	331	13,472
Toronto-Dominion Bank (The)	334	13,548
Tourmaline Oil Corp.[a]	126	3,132
TransAlta Corp.	601	3,830
TransCanada Corp.	267	10,432
Valeant Pharmaceuticals International Inc.[a]	17	4,382
Veresen Inc.	312	3,549
Vermilion Energy Inc.	112	3,788
West Fraser Timber Co. Ltd.	74	3,274

		620,489
DENMARK — 1.62%
AP Moeller – Maersk A/S Class A	3	4,984
AP Moeller – Maersk A/S Class B	3	5,139
Carlsberg A/S Class B	97	8,503
Coloplast A/S Class B	94	6,820
Danske Bank A/S	245	7,698
DSV A/S	219	7,530
ISS A/S	120	4,158
Novo Nordisk A/S Class B	93	5,486

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Novozymes A/S Class B	149	$7,825
TDC A/S	1,046	7,938
Tryg A/S	407	8,250
William Demant Holding A/Sa	86	6,590

		80,921
FINLAND — 1.02%
Elisa OYJ	184	6,235
Fortum OYJ	350	6,187
Kone OYJ Class B	142	5,987
Metso OYJ	116	3,206
Neste OYJ	102	2,852
Nokian Renkaat OYJ	62	1,874
Orion OYJ Class B	118	4,958
Sampo OYJ Class A	173	8,601
Stora Enso OYJ Class R	380	3,592
UPM-Kymmene OYJ	165	3,063
Wartsila OYJ Abp	88	4,066

		50,621
FRANCE — 7.67%
Accor SA	91	4,492
Aeroports de Paris	79	9,531
Air Liquide SA	87	11,395
Airbus Group SE	67	4,782
Alstom SAa	85	2,513
ArcelorMittal	470	4,289
Arkema SA	32	2,510
Atos	74	5,668
AXA SA	156	4,137
BNP Paribas SA	62	4,063
Bollore SA	881	4,906
Bouygues SA	87	3,212
Bureau Veritas SA	305	7,169
Cap Gemini SA	56	5,386
Carrefour SA	108	3,730
Casino Guichard Perrachon SA	74	5,528
Christian Dior SE	28	5,839
Cie. de Saint-Gobain	69	3,291
Cie. Generale des Etablissements Michelin Class B	39	3,844
CNP Assurances	192	3,249
Credit Agricole SA	157	2,488
Danone SA	121	8,247
Dassault Systemes	95	7,218
Edenred	222	5,572
Electricite de France SA	155	3,714

Security	Shares	Value
Engie	224	$4,327
Essilor International SA	53	6,828
Eurazeo SA	49	3,203
Eutelsat Communications SA	205	6,285
Fonciere des Regions	72	6,256
Gecina SA	55	7,088
Groupe Eurotunnel SE Registered	319	4,612
Hermes International	18	7,049
ICADE	68	5,073
Iliad SA	16	3,819
Imerys SA	79	5,989
JCDecaux SA	100	3,851
Kering	30	5,820
Klepierre	151	6,914
L’Oreal SA	57	10,728
Lagardere SCA	186	5,593
Legrand SA	92	5,697
LVMH Moet Hennessy Louis Vuitton SE	32	6,035
Natixis SA	374	2,765
Numericable-SFR SAS[a]	52	2,852
Orange SA	212	3,498
Pernod Ricard SA	75	9,036
Publicis Groupe SA	74	5,637
Remy Cointreau SA	64	4,581
Renault SA	19	1,759
Rexel SA	264	4,187
Safran SA	89	6,771
Sanofi	65	7,036
Schneider Electric SE	52	3,653
SCOR SE	285	10,996
SES SA	332	10,331
Societe BIC SA	39	6,720
Societe Generale SA	46	2,277
Sodexo SA	85	7,969
STMicroelectronics NV	345	2,711
Suez Environnement Co.	188	3,626
Technip SA	49	2,805
Thales SA	95	6,469
Total SA	117	5,827
Unibail-Rodamco SE	26	6,960
Valeo SA	18	2,416
Vallourec SA	80	1,323
Veolia Environnement SA	147	3,301
Vinci SA	100	6,452
Vivendi SA	292	7,722

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Wendel SA	45	$6,028
Zodiac Aerospace	140	4,200

		381,848
GERMANY — 5.75%
adidas AG	67	5,513
Allianz SE Registered	38	6,260
Axel Springer SE	90	5,067
BASF SE	54	4,687
Bayer AG Registered	35	5,193
Bayerische Motoren Werke AG	44	4,438
Beiersdorf AG	103	8,856
Brenntag AG	114	6,377
Continental AG	19	4,273
Daimler AG Registered	42	3,777
Deutsche Annington Immobilien SE	260	8,158
Deutsche Bank AG Registered	128	4,528
Deutsche Boerse AG	97	8,856
Deutsche Lufthansa AG Registered[a]	178	2,429
Deutsche Post AG Registered	200	6,081
Deutsche Telekom AG Registered	311	5,652
Deutsche Wohnen AG Bearer	236	5,868
E.ON SE	344	4,565
Evonik Industries AG	162	6,521
Fraport AG Frankfurt Airport Services Worldwide	107	7,068
Fresenius Medical Care AG & Co. KGaA	81	6,652
Fresenius SE & Co. KGaA	127	8,816
GEA Group AG	107	4,557
Hannover Rueck SE	85	9,070
HeidelbergCement AG	58	4,451
Henkel AG & Co. KGaA	79	8,024
HUGO BOSS AG	52	6,308
Infineon Technologies AG	396	4,465
K+S AG Registered	62	2,559
Kabel Deutschland Holding AGa	75	10,234
Lanxess AG	53	3,076
Linde AG	57	10,838
MAN SE	130	13,636
Merck KGaA	61	6,242
METRO AG	114	3,621
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	41	7,579
Osram Licht AG	67	3,838
ProSiebenSat.1 Media SE Registered	114	5,863

Security	Shares	Value
QIAGEN NVa	261	$7,361
RTL Group SAa	46	4,210
RWE AG	208	4,355
SAP SE	90	6,489
Siemens AG Registered	58	6,244
Symrise AG	117	7,825
Telefonica Deutschland Holding AG	598	3,736
ThyssenKrupp AG	163	4,157
United Internet AG Registered[b]	96	4,777
Volkswagen AG	17	3,457

		286,607
HONG KONG — 4.83%
AIA Group Ltd.	1,000	6,514
ASM Pacific Technology Ltd.	300	2,717
Bank of East Asia Ltd. (The)	1,800	7,291
BOC Hong Kong Holdings Ltd.	2,500	10,078
Cathay Pacific Airways Ltd.	2,000	4,731
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,701
Cheung Kong Property Holdings Ltd.[a]	500	4,167
CK Hutchison Holdings Ltd.	500	7,424
CLP Holdings Ltd.	2,000	16,989
First Pacific Co. Ltd./Hong Kong	4,000	3,204
Hang Lung Properties Ltd.	1,000	2,857
Hang Seng Bank Ltd.	800	16,398
Henderson Land Development Co. Ltd.	1,000	6,604
HKT Trust & HKT Ltd.	4,000	4,871
Hong Kong & China Gas Co. Ltd.	5,000	10,203
Hong Kong Exchanges and Clearing Ltd.	100	2,711
Hysan Development Co. Ltd.	2,000	8,565
Kerry Properties Ltd.	1,500	5,602
Link REIT (The)	1,500	8,823
MGM China Holdings Ltd.	1,200	2,548
MTR Corp. Ltd.	3,000	13,370
New World Development Co. Ltd.	3,000	3,626
NWS Holdings Ltd.	3,000	4,512
PCCW Ltd.	10,000	5,985
Power Assets Holdings Ltd.	1,000	9,423
Shangri-La Asia Ltd.	4,000	5,160
Sino Land Co. Ltd.	2,000	3,106
SJM Holdings Ltd.	2,000	2,322
Sun Hung Kai Properties Ltd.	1,000	15,363
Swire Pacific Ltd. Class A	1,000	12,816
Swire Properties Ltd.	1,800	5,793
Techtronic Industries Co. Ltd.	1,000	3,528
Wharf Holdings Ltd. (The)	1,000	6,346

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Wheelock & Co. Ltd.	1,000	$5,179
Yue Yuen Industrial Holdings Ltd.	1,000	3,251

		240,778
IRELAND — 0.33%
CRH PLC	116	3,449
Kerry Group PLC Class A	100	7,640
Ryanair Holdings PLC ADR	72	5,336

		16,425
ISRAEL — 1.12%
Azrieli Group	187	7,769
Bank Hapoalim BM	1,518	8,448
Bank Leumi le-Israel BMa	1,732	7,560
Bezeq The Israeli Telecommunication Corp. Ltd.	1,759	3,251
Delek Group Ltd.	11	3,258
Israel Chemicals Ltd.	561	3,887
Israel Corp. Ltd. (The)	7	2,473
Mizrahi Tefahot Bank Ltd.	665	8,534
NICE-Systems Ltd.	70	4,368
Teva Pharmaceutical Industries Ltd.	91	6,397

		55,945
ITALY — 1.50%
Assicurazioni Generali SpA	236	4,675
Atlantia SpA	198	5,320
CNH Industrial NV	462	4,160
Enel Green Power SpA	2,437	5,092
Eni SpA	291	5,131
EXOR SpA	99	5,016
Intesa Sanpaolo SpA RSP	907	3,049
Luxottica Group SpA	107	7,808
Pirelli & C. SpA	183	3,053
Prysmian SpA	152	3,508
Snam SpA	1,695	8,390
Telecom Italia SpA[a]	2,064	2,748
Telecom Italia SpA RSP	2,050	2,141
Tenaris SA	353	4,481
Terna Rete Elettrica Nazionale SpA	2,128	9,983

		74,555
JAPAN — 20.27%
ABC-Mart Inc.	100	6,013
Advantest Corp.	200	1,751
Aeon Co. Ltd.	400	6,123
AEON Financial Service Co. Ltd.	100	2,607
Aisin Seiki Co. Ltd.	100	4,060

Security	Shares	Value
Alfresa Holdings Corp.	300	$5,034
Amada Holdings Co. Ltd.	200	1,961
ANA Holdings Inc.	2,000	6,376
Aozora Bank Ltd.	1,000	3,842
Asahi Glass Co. Ltd.	1,000	5,868
Asahi Group Holdings Ltd.	200	6,711
Asahi Kasei Corp.	1,000	7,605
ASICS Corp.	100	2,877
Astellas Pharma Inc.	400	6,028
Bandai Namco Holdings Inc.	200	4,438
Bank of Yokohama Ltd. (The)	1,000	6,362
Benesse Holdings Inc.	200	5,400
Bridgestone Corp.	100	3,776
Calbee Inc.	100	4,463
Canon Inc.	100	3,206
Casio Computer Co. Ltd.	100	1,996
Chubu Electric Power Co. Inc.	300	5,097
Chugai Pharmaceutical Co. Ltd.	100	3,640
Chugoku Bank Ltd. (The)	300	4,693
Citizen Holdings Co. Ltd.	500	3,342
COLOPL Inc.	100	1,945
Credit Saison Co. Ltd.	100	2,216
Daihatsu Motor Co. Ltd.	300	4,267
Daiichi Sankyo Co. Ltd.	300	6,148
Daiwa House Industry Co. Ltd.	200	4,984
Denso Corp.	100	4,964
Dentsu Inc.	100	5,674
East Japan Railway Co.	100	9,887
Eisai Co. Ltd.	100	6,534
Electric Power Development Co. Ltd.	100	3,459
FamilyMart Co. Ltd.	100	4,843
Fuji Electric Co. Ltd.	1,000	4,141
Fuji Heavy Industries Ltd.	100	3,701
FUJIFILM Holdings Corp.	100	3,971
Fukuoka Financial Group Inc.	1,000	5,150
Hakuhodo DY Holdings Inc.	400	4,478
Hamamatsu Photonics KK	100	2,607
Hankyu Hanshin Holdings Inc.	1,000	6,328
Hino Motors Ltd.	200	2,594
Hisamitsu Pharmaceutical Co. Inc.	100	3,640
Hitachi Chemical Co. Ltd.	200	3,543
Hitachi High-Technologies Corp.	100	2,337
Hokuhoku Financial Group Inc.	1,000	2,365
Hokuriku Electric Power Co.	300	4,618
Honda Motor Co. Ltd.	100	3,212

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Hoya Corp.	100	$4,236
Idemitsu Kosan Co. Ltd.	300	5,523
IHI Corp.	1,000	3,979
INPEX Corp.	400	4,360
Isetan Mitsukoshi Holdings Ltd.	200	3,647
Isuzu Motors Ltd.	300	4,160
ITOCHU Corp.	400	4,911
ITOCHU Techno-Solutions Corp.	200	4,677
Iyo Bank Ltd. (The)	300	3,821
J Front Retailing Co. Ltd.	200	3,766
Japan Airlines Co. Ltd.	100	3,777
Japan Display Inc.[a]	600	1,864
Japan Prime Realty Investment Corp.	1	3,241
Japan Real Estate Investment Corp.	1	4,488
Japan Retail Fund Investment Corp.	2	3,923
Japan Tobacco Inc.	100	3,885
JFE Holdings Inc.	100	1,877
Joyo Bank Ltd. (The)	1,000	5,924
JSR Corp.	200	3,332
JX Holdings Inc.	1,100	4,698
Kajima Corp.	1,000	4,972
Kakaku.com Inc.	100	1,592
Kamigumi Co. Ltd.	1,000	9,419
Kaneka Corp.	1,000	7,224
Kao Corp.	100	5,078
KDDI Corp.	200	5,086
Keihan Electric Railway Co. Ltd.	1,000	6,546
Keikyu Corp.	1,000	8,241
Keio Corp.	1,000	8,338
Kintetsu Group Holdings Co. Ltd.	2,000	7,135
Kirin Holdings Co. Ltd.	500	7,704
Koito Manufacturing Co. Ltd.	100	3,935
Komatsu Ltd.	200	3,705
Konami Corp.	200	4,178
Konica Minolta Inc.	200	2,497
Kuraray Co. Ltd.	300	3,540
Kurita Water Industries Ltd.	200	4,376
Kyocera Corp.	100	5,162
Lawson Inc.	100	7,450
LIXIL Group Corp.	100	2,009
Mabuchi Motor Co. Ltd.	100	5,997
Marubeni Corp.	1,000	5,569
Marui Group Co. Ltd.	200	2,804
Maruichi Steel Tube Ltd.	200	5,158
Mazda Motor Corp.	100	1,966

Security	Shares	Value
McDonald’s Holdings Co. Japan Ltd.	500	$10,654
Medipal Holdings Corp.	300	5,346
Miraca Holdings Inc.	100	4,609
Mitsubishi Chemical Holdings Corp.	400	2,615
Mitsubishi Corp.	300	6,488
Mitsubishi Materials Corp.	1,000	3,624
Mitsubishi Tanabe Pharma Corp.	400	6,670
Mitsubishi UFJ Financial Group Inc.	700	5,085
Mitsubishi UFJ Lease & Finance Co. Ltd.	700	3,757
Mitsui & Co. Ltd.	400	5,203
Mitsui Chemicals Inc.	1,000	3,753
Mitsui OSK Lines Ltd.	1,000	3,003
Mizuho Financial Group Inc.	2,800	6,054
MS&AD Insurance Group Holdings Inc.	100	3,153
Nabtesco Corp.	100	2,201
Nagoya Railroad Co. Ltd.	2,000	7,522
NGK Spark Plug Co. Ltd.	100	2,651
NH Foods Ltd.	1,000	24,335
NHK Spring Co. Ltd.	200	2,123
Nidec Corp.	100	8,963
Nikon Corp.	200	2,379
Nippon Building Fund Inc.	1	4,472
Nippon Express Co. Ltd.	1,000	5,295
Nippon Paint Holdings Co. Ltd.	100	2,869
Nippon Steel & Sumitomo Metal Corp.	1,000	2,366
Nippon Telegraph & Telephone Corp.	200	7,690
Nippon Yusen KK	1,000	2,736
Nissan Motor Co. Ltd.	400	3,869
Nisshin Seifun Group Inc.	500	7,175
Nissin Foods Holdings Co. Ltd.	100	4,512
NOK Corp.	100	2,934
Nomura Holdings Inc.	600	4,268
Nomura Real Estate Holdings Inc.	200	3,994
Nomura Research Institute Ltd.	100	4,108
NTT Data Corp.	100	4,786
NTT DOCOMO Inc.	400	8,441
NTT Urban Development Corp.	300	2,952
Odakyu Electric Railway Co. Ltd.	1,000	10,017
Olympus Corp.	100	3,834
Omron Corp.	100	3,927
Oracle Corp. Japan	100	4,213
Oriental Land Co. Ltd./Japan	100	6,351
ORIX Corp.	200	2,991
Osaka Gas Co. Ltd.	2,000	8,005
Otsuka Corp.	100	5,254

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Otsuka Holdings Co. Ltd.	200	$7,188
Park24 Co. Ltd.	300	5,460
Recruit Holdings Co. Ltd.	100	3,156
Resona Holdings Inc.	1,200	6,608
Ricoh Co. Ltd.	200	1,975
Rinnai Corp.	100	7,079
Sankyo Co. Ltd.	100	3,802
Sanrio Co. Ltd.	100	2,785
Santen Pharmaceutical Co. Ltd.	300	4,419
Secom Co. Ltd.	200	13,492
Sega Sammy Holdings Inc.	200	2,500
Seibu Holdings Inc.	100	2,293
Sekisui House Ltd.	300	4,464
Seven & I Holdings Co. Ltd.	100	4,620
Seven Bank Ltd.	900	4,293
Sharp Corp./Japan[a]	1,000	1,324
Shikoku Electric Power Co. Inc.	100	1,684
Shimadzu Corp.	1,000	14,916
Shin-Etsu Chemical Co. Ltd.	100	5,987
Shinsei Bank Ltd.	1,000	2,187
Shionogi & Co. Ltd.	100	3,991
Shiseido Co. Ltd.	200	4,844
Showa Shell Sekiyu KK	300	2,821
Sompo Japan Nipponkoa Holdings Inc.	100	3,529
Sony Corp.[a]	100	2,852
Sony Financial Holdings Inc.	200	3,827
Stanley Electric Co. Ltd.	100	2,139
Sumitomo Corp.	600	6,831
Sumitomo Dainippon Pharma Co. Ltd.	200	2,394
Sumitomo Electric Industries Ltd.	300	4,478
Sumitomo Mitsui Financial Group Inc.	100	4,475
Sumitomo Rubber Industries Ltd.	200	3,019
Suntory Beverage & Food Ltd.	100	4,229
Suruga Bank Ltd.	200	4,299
Suzuken Co. Ltd./Aichi Japan	100	3,543
Suzuki Motor Corp.	100	3,487
Sysmex Corp.	100	6,481
Taiheiyo Cement Corp.	1,000	3,301
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,723
Taiyo Nippon Sanso Corp.	200	2,354
Takeda Pharmaceutical Co. Ltd.	200	10,073
Teijin Ltd.	1,000	3,656
Terumo Corp.	100	2,583
THK Co. Ltd.	100	1,940
Tobu Railway Co. Ltd.	1,000	4,819

Security	Shares	Value
Toho Co. Ltd./Tokyo	200	$4,739
Toho Gas Co. Ltd.	1,000	5,981
Tokio Marine Holdings Inc.	100	4,169
Tokyo Electron Ltd.	100	5,522
Tokyo Gas Co. Ltd.	2,000	10,809
Tokyu Corp.	1,000	7,361
TonenGeneral Sekiyu KK	1,000	10,017
Toppan Printing Co. Ltd.	1,000	8,709
Toray Industries Inc.	1,000	7,970
Toshiba Corp.	1,000	3,067
Toyo Seikan Group Holdings Ltd.	200	3,120
Toyo Suisan Kaisha Ltd.	200	7,571
Toyoda Gosei Co. Ltd.	100	2,213
Toyota Industries Corp.	100	5,545
Toyota Motor Corp.	100	6,661
Toyota Tsusho Corp.	100	2,538
Trend Micro Inc./Japan	100	3,664
Unicharm Corp.	300	7,217
United Urban Investment Corp.	4	5,811
USS Co. Ltd.	200	3,517
West Japan Railway Co.	100	7,191
Yahoo Japan Corp.	700	3,068
Yamaha Corp.	100	2,358
Yamaha Motor Co. Ltd.	100	2,275
Yamato Holdings Co. Ltd.	200	4,438
Yokogawa Electric Corp.	300	3,375

		1,009,718
NETHERLANDS — 2.33%
Aegon NV	485	3,753
Akzo Nobel NV	64	4,611
Altice SAa	41	5,209
ASML Holding NV	44	4,406
Boskalis Westminster NV	105	5,163
Delta Lloyd NV	220	3,929
Gemalto NV	38	3,283
Heineken Holding NV	94	6,568
Heineken NV	76	6,024
ING Groep NV CVA	226	3,868
Koninklijke Ahold NV	299	5,988
Koninklijke DSM NV	113	6,493
Koninklijke Philips NV	186	5,202
Koninklijke Vopak NV	84	4,418
NN Group NV	174	5,401
OCI NVa	174	5,876
Randstad Holding NV	73	5,028

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
RELX NV	612	$10,258
TNT Express NV	265	2,234
Unilever NV CVA	224	10,100
Wolters Kluwer NV	254	8,469

		116,281
NEW ZEALAND — 0.98%
Auckland International Airport Ltd.	3,613	12,984
Contact Energy Ltd.	1,583	5,205
Fletcher Building Ltd.	1,052	5,535
Meridian Energy Ltd.	4,362	6,520
Mighty River Power Ltd.	3,407	6,247
Ryman Healthcare Ltd.	1,296	7,232
Spark New Zealand Ltd.	2,681	5,272

		48,995
NORWAY — 0.89%
DNB ASA	257	4,211
Gjensidige Forsikring ASA	419	6,758
Norsk Hydro ASA	1,120	4,198
Orkla ASA	1,045	8,382
Seadrill Ltd.	212	1,926
Statoil ASA	291	4,947
Subsea 7 SAa	359	3,160
Telenor ASA	289	6,371
Yara International ASA	91	4,552

		44,505
PORTUGAL — 0.17%
Galp Energia SGPS SA	421	4,907
Jeronimo Martins SGPS SA	240	3,588

		8,495
SINGAPORE — 5.09%
Ascendas REIT	6,000	10,612
CapitaLand Commercial Trust	10,000	10,414
CapitaLand Ltd.	3,700	8,707
CapitaLand Mall Trust	8,600	12,570
City Developments Ltd.	1,200	8,182
ComfortDelGro Corp. Ltd.	3,800	8,359
DBS Group Holdings Ltd.	900	13,273
Genting Singapore PLC	10,400	6,689
Global Logistic Properties Ltd.	4,500	7,564
Golden Agri-Resources Ltd.	16,900	3,891
Hutchison Port Holdings Trust	10,300	6,180
Jardine Cycle & Carriage Ltd.	111	2,397
Keppel Corp. Ltd.	2,000	10,963
Noble Group Ltd.	6,800	2,261

Security	Shares	Value
Oversea-Chinese Banking Corp. Ltd.	2,000	$15,041
SembCorp Industries Ltd.	3,700	9,654
Sembcorp Marine Ltd	4,200	8,011
Singapore Airlines Ltd.	1,600	12,559
Singapore Exchange Ltd.	2,400	13,979
Singapore Technologies Engineering Ltd.	4,200	10,068
Singapore Telecommunications Ltd.	4,000	11,956
StarHub Ltd.	4,800	13,436
Suntec REIT	9,300	11,589
United Overseas Bank Ltd.	700	11,357
UOL Group Ltd.	1,700	8,324
Wilmar International Ltd.	4,700	10,992
Yangzijiang Shipbuilding Holdings Ltd.	4,800	4,525

		253,553
SPAIN — 2.02%
Abertis Infraestructuras SA	384	6,324
ACS Actividades de Construccion y Servicios SA	149	5,029
Aena SAa,c	29	3,217
Amadeus IT Holding SA Class A	163	7,151
Banco Bilbao Vizcaya Argentaria SA	627	6,383
Banco Santander SA	771	5,353
CaixaBank SA	769	3,449
Distribuidora Internacional de Alimentacion SA	498	3,136
Endesa SA	263	5,562
Ferrovial SA	394	9,638
Gas Natural SDG SA	283	6,186
Grifols SA	84	3,730
Iberdrola SA	563	3,996
Industria de Diseno Textil SA	200	6,889
International Consolidated Airlines Group SAa	422	3,530
Mapfre SA	1,453	4,697
Repsol SA	333	5,629
Telefonica SA	392	6,037
Zardoya Otis SA	434	4,790

		100,726
SWEDEN — 3.47%
Alfa Laval AB	284	5,256
Assa Abloy AB	367	7,494
Atlas Copco AB Class A	192	5,279
Atlas Copco AB Class B	193	4,769
Boliden AB	181	3,362
Electrolux AB Class B	103	2,980

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Elekta AB Class B	521	$3,481
Getinge AB Class B	136	3,357
Hennes & Mauritz AB Class B	199	7,964
Hexagon AB Class B	133	4,326
Husqvarna AB Class B	463	3,399
ICA Gruppen AB	119	4,368
Industrivarden AB Class C	413	7,855
Investment AB Kinnevik Class B	104	3,348
Investor AB Class B	187	7,259
Lundin Petroleum ABa	281	4,099
Millicom International Cellular SA SDR	59	4,341
Nordea Bank AB	552	6,920
Sandvik AB	472	4,800
Securitas AB Class B	446	6,434
Skandinaviska Enskilda Banken AB Class A	560	6,792
Skanska AB Class B	377	7,988
SKF AB Class B	284	5,590
Svenska Cellulosa AB SCA Class B	293	8,392
Svenska Handelsbanken AB Class A	508	7,820
Swedbank AB Class A	253	5,966
Swedish Match AB	189	5,825
Tele2 AB Class B	540	5,652
Telefonaktiebolaget LM Ericsson Class B	507	5,457
TeliaSonera AB	1,451	8,875
Volvo AB Class B	285	3,393

		172,841
SWITZERLAND — 5.17%
ABB Ltd. Registered	269	5,494
Actelion Ltd. Registered	29	4,312
Adecco SA Registered	63	5,287
Aryzta AG	75	3,829
Baloise Holding AG Registered	59	7,563
Barry Callebaut AG Registered	7	7,873
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	4	22,641
Cie. Financiere Richemont SA Class A Registered	47	4,078
Credit Suisse Group AG Registered	164	4,860
Dufry AG Registered[a]	46	6,418
EMS-Chemie Holding AG Registered	12	5,887
Geberit AG Registered	22	7,657
Givaudan SA Registered	5	9,364
Julius Baer Group Ltd.	97	5,395
Kuehne + Nagel International AG Registered	53	7,356

Security	Shares	Value
LafargeHolcim Ltd.[a]	49	$3,414
LafargeHolcim Ltd. Registered	65	4,552
Lonza Group AG Registered	22	3,207
Nestle SA Registered	162	12,338
Novartis AG Registered	86	8,984
Pargesa Holding SA Bearer	112	7,581
Partners Group Holding AG	15	5,049
Roche Holding AG	28	8,131
Schindler Holding AG Participation Certificates	44	7,128
Schindler Holding AG Registered	64	10,455
SGS SA Registered	5	9,598
Sika AG Bearer	1	3,645
Sonova Holding AG Registered	41	5,870
Sulzer AG Registered	31	3,200
Swatch Group AG (The) Bearer	13	5,628
Swatch Group AG (The) Registered	45	3,708
Swiss Life Holding AG Registered	18	4,274
Swiss Re AG	91	8,237
Swisscom AG Registered	24	14,034
Syngenta AG Registered	13	5,383
Transocean Ltd.	151	2,086
UBS Group AG	212	4,908
Zurich Insurance Group AG	26	7,962

		257,386
UNITED KINGDOM — 11.80%
3i Group PLC	566	4,889
Aberdeen Asset Management PLC	422	2,397
Admiral Group PLC	257	5,940
Aggreko PLC	134	2,509
Amec Foster Wheeler PLC	297	3,800
Anglo American PLC	183	2,317
Antofagasta PLC	287	2,539
ARM Holdings PLC	167	2,624
Ashtead Group PLC	160	2,451
Associated British Foods PLC	116	5,836
AstraZeneca PLC	87	5,865
Aviva PLC	586	4,755
Babcock International Group PLC	387	5,988
BAE Systems PLC	922	6,909
Barclays PLC	653	2,944
Barratt Developments PLC	316	3,131
BHP Billiton PLC	194	3,580
BP PLC	1,041	6,424
British American Tobacco PLC	168	9,965
British Land Co. PLC (The)	629	8,255

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
BT Group PLC	936	$6,784
Bunzl PLC	352	10,074
Burberry Group PLC	141	3,540
Capita PLC	433	8,811
Carnival PLC	94	5,210
Centrica PLC	1,570	6,529
Cobham PLC	1,244	5,073
Coca-Cola HBC AG	193	4,030
Compass Group PLC	657	10,509
Croda International PLC	127	6,025
Diageo PLC	358	9,997
Direct Line Insurance Group PLC	862	4,922
Dixons Carphone PLC	437	3,108
easyJet PLC	123	3,156
Experian PLC	357	6,691
G4S PLC	1,117	4,788
GKN PLC	691	3,434
GlaxoSmithKline PLC	409	8,910
Glencore PLC	803	2,606
Hammerson PLC	764	7,845
Hargreaves Lansdown PLC	142	2,655
HSBC Holdings PLC	875	7,915
ICAP PLC	370	2,982
IMI PLC	242	4,007
Imperial Tobacco Group PLC	161	8,454
Inmarsat PLC	385	5,335
InterContinental Hotels Group PLC	143	6,021
Intertek Group PLC	152	5,804
Intu Properties PLC	1,583	8,142
Investec PLC	515	4,705
ITV PLC	1,015	4,446
J Sainsbury PLC	1,210	5,002
Johnson Matthey PLC	103	4,685
Kingfisher PLC	893	5,026
Land Securities Group PLC	419	8,487
Legal & General Group PLC	1,524	6,200
Lloyds Banking Group PLC	3,275	4,252
London Stock Exchange Group PLC	121	4,930
Marks & Spencer Group PLC	538	4,567
Meggitt PLC	700	5,074
Melrose Industries PLC	917	3,961
Merlin Entertainments PLC[c]	434	2,814
Mondi PLC	170	4,085
National Grid PLC	873	11,622
Next PLC	82	10,224

Security	Shares	Value
Old Mutual PLC	1,636	$5,415
Pearson PLC	308	5,782
Persimmon PLC	107	3,418
Prudential PLC	209	4,917
Randgold Resources Ltd.	32	1,929
Reckitt Benckiser Group PLC	113	10,843
RELX PLC	569	9,927
Rexam PLC	596	5,176
Rio Tinto PLC	87	3,376
Rolls-Royce Holdings PLC	328	4,064
Royal Bank of Scotland Group PLC[a]	448	2,392
Royal Dutch Shell PLC Class A	259	7,437
Royal Dutch Shell PLC Class B	232	6,736
Royal Mail PLC	550	4,334
RSA Insurance Group PLC	683	5,478
SABMiller PLC	136	7,140
Sage Group PLC (The)	688	5,594
Schroders PLC	99	4,887
SEGRO PLC	1,038	7,270
Severn Trent PLC	168	5,778
Shire PLC	31	2,748
Sky PLC	422	7,507
Smith & Nephew PLC	450	8,349
Smiths Group PLC	414	7,294
Sports Direct International PLC[a]	308	3,807
SSE PLC	367	8,676
Standard Chartered PLC	241	3,686
Standard Life PLC	611	4,333
Tate & Lyle PLC	473	4,023
Taylor Wimpey PLC	1,084	3,288
Tesco PLC	1,074	3,615
Travis Perkins PLC	161	5,645
TUI AG	176	3,027
Unilever PLC	232	10,524
United Utilities Group PLC	460	6,403
Vodafone Group PLC	1,665	6,284
Weir Group PLC (The)	100	2,399
Whitbread PLC	76	6,155
William Hill PLC	608	3,842
Wm Morrison Supermarkets PLC	1,765	5,027
Wolseley PLC	87	5,778
WPP PLC	301	6,905

		587,763

TOTAL COMMON STOCKS
(Cost: $4,969,924)		4,944,622

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
PREFERRED STOCKS — 0.50%

GERMANY — 0.50%
Bayerische Motoren Werke AG	70	$5,511
Fuchs Petrolub SE	122	5,334
Henkel AG & Co. KGaA	60	7,160
Porsche Automobil Holding SE	42	3,178
Volkswagen AG	19	3,829

		25,012

TOTAL PREFERRED STOCKS
(Cost: $26,218)		25,012

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	4,031	4,031

		4,031

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,031)		4,031

TOTAL INVESTMENTS IN SECURITIES — 99.83%
(Cost: $5,000,173)		4,973,665
Other Assets, Less Liabilities — 0.17%		8,441

NET ASSETS — 100.00%		$4,982,106

ADR — American Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI INTERNATIONAL DEVELOPED VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.79%

AUSTRALIA — 0.92%
AGL Energy Ltd.	225	$2,757
Asciano Ltd.	366	2,185
Fortescue Metals Group Ltd.	1,285	1,750
Incitec Pivot Ltd.	752	1,999
Newcrest Mining Ltd.[a]	328	2,715
Rio Tinto Ltd.	166	6,444
Sonic Healthcare Ltd.	107	1,624
Treasury Wine Estates Ltd.	777	3,292

		22,766
AUSTRIA — 0.25%
OMV AG	65	1,740
Raiffeisen Bank International AGa	90	1,323
Voestalpine AG	75	3,238

		6,301
BELGIUM — 0.89%
Ageas	110	4,557
Delhaize Group	193	17,504

		22,061
CANADA — 1.74%
Atco Ltd./Canada Class I	21	634
Bombardier Inc. Class B	795	996
Empire Co. Ltd. Class A	84	5,708
First Quantum Minerals Ltd.	282	2,265
George Weston Ltd.	42	3,546
Kinross Gold Corp.[a]	836	1,542
Loblaw Companies Ltd.	179	9,813
Magna International Inc. Class A	141	7,702
Metro Inc.	224	6,128
Teck Resources Ltd. Class B	467	3,457
Yamana Gold Inc.	646	1,286

		43,077
DENMARK — 1.27%
AP Moeller – Maersk A/S Class A	3	4,984
AP Moeller – Maersk A/S Class B	6	10,279
Carlsberg A/S Class B	130	11,396
TDC A/S	232	1,761
Vestas Wind Systems A/S	56	3,075

		31,495
FINLAND — 0.36%
Stora Enso OYJ Class R	282	2,666
UPM-Kymmene OYJ	330	6,125

		8,791

Security	Shares	Value
FRANCE — 12.85%
ArcelorMittal	980	$8,943
Atos	36	2,757
AXA SA	953	25,270
BNP Paribas SA	515	33,747
Casino Guichard Perrachon SA	71	5,304
Cie. de Saint-Gobain	166	7,917
Cie. Generale des Etablissements Michelin Class B	69	6,800
CNP Assurances	87	1,472
Credit Agricole SA	583	9,240
Electricite de France SA	115	2,756
Engie	746	14,411
Orange SA	714	11,782
Peugeot SAa	153	3,084
Renault SA	106	9,812
Rexel SA	155	2,458
Sanofi	1,084	117,334
SCOR SE	56	2,161
Societe Generale SA	436	21,581
STMicroelectronics NV	249	1,957
Total SA	569	28,337
Vallourec SA	63	1,042

		318,165
GERMANY — 6.49%
Allianz SE Registered	166	27,346
Bayerische Motoren Werke AG	96	9,684
Commerzbank AGa	669	8,711
Daimler AG Registered	240	21,582
Deutsche Bank AG Registered	1,003	35,483
Deutsche Lufthansa AG Registered[a]	266	3,630
E.ON SE	937	12,433
Hannover Rueck SE	17	1,814
HeidelbergCement AG	79	6,062
K+S AG Registered	50	2,064
Merck KGaA	102	10,438
METRO AG	53	1,683
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	68	12,569
RWE AG	203	4,250
Volkswagen AG	15	3,050

		160,799
HONG KONG — 3.22%
Bank of East Asia Ltd. (The)	400	1,620

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
BOC Hong Kong Holdings Ltd.	1,000	$4,031
Cathay Pacific Airways Ltd.	1,000	2,366
Cheung Kong Property Holdings Ltd.[a]	1,500	12,500
CK Hutchison Holdings Ltd.	1,500	22,271
Kerry Properties Ltd.	500	1,867
MTR Corp. Ltd.	500	2,228
New World Development Co. Ltd.	2,000	2,417
NWS Holdings Ltd.	1,000	1,504
Sun Hung Kai Properties Ltd.	1,000	15,363
WH Group Ltd.[a,b]	3,000	1,923
Wharf Holdings Ltd. (The)	1,000	6,347
Wheelock & Co. Ltd.	1,000	5,179

		79,616
ISRAEL — 3.73%
Bank Hapoalim BM	731	4,068
Bank Leumi le-Israel BMa	1,035	4,518
Mizrahi Tefahot Bank Ltd.	71	911
Teva Pharmaceutical Industries Ltd.	1,179	82,873

		92,370
ITALY — 2.41%
CNH Industrial NV	430	3,872
Enel SpA	2,784	13,183
Eni SpA	721	12,714
Intesa Sanpaolo SpA RSP	557	1,872
Mediobanca SpA	323	3,538
Telecom Italia SpA[a]	4,883	6,501
Telecom Italia SpA RSP	3,877	4,048
UniCredit SpA	1,462	9,748
Unione di Banche Italiane SpA	339	2,768
UnipolSai SpA	569	1,489

		59,733
JAPAN — 39.58%
Aeon Co. Ltd.	1,100	16,838
Aisin Seiki Co. Ltd.	100	4,060
Alfresa Holdings Corp.	200	3,356
Amada Holdings Co. Ltd.	200	1,961
Asahi Glass Co. Ltd.	1,000	5,868
Asahi Group Holdings Ltd.	300	10,066
Asahi Kasei Corp.	1,000	7,605
Bridgestone Corp.	200	7,552
Brother Industries Ltd.	200	2,767
Canon Inc.	500	16,030
Central Japan Railway Co.	100	17,531
Chubu Electric Power Co. Inc.	300	5,097
Chugoku Bank Ltd. (The)	100	1,564

Security	Shares	Value
Dai-ichi Life Insurance Co. Ltd. (The)	200	$4,071
Daiichi Sankyo Co. Ltd.	600	12,296
Denso Corp.	100	4,964
East Japan Railway Co.	100	9,887
Electric Power Development Co. Ltd.	100	3,459
FamilyMart Co. Ltd.	100	4,843
Fuji Heavy Industries Ltd.	200	7,401
FUJIFILM Holdings Corp.	300	11,912
Fujitsu Ltd.	1,000	5,251
Hankyu Hanshin Holdings Inc.	1,000	6,328
Hino Motors Ltd.	200	2,594
Hitachi Ltd.	3,000	19,478
Honda Motor Co. Ltd.	800	25,696
IBIDEN Co. Ltd.	100	1,657
INPEX Corp.	300	3,270
Isuzu Motors Ltd.	300	4,160
ITOCHU Corp.	1,700	20,870
Iyo Bank Ltd. (The)	100	1,274
Japan Airlines Co. Ltd.	200	7,555
Japan Display Inc.[a]	200	622
Japan Tobacco Inc.	700	27,196
JFE Holdings Inc.	600	11,262
JSR Corp.	100	1,666
JTEKT Corp.	100	1,730
JX Holdings Inc.	1,100	4,698
Kansai Electric Power Co. Inc. (The)[a]	200	2,715
KDDI Corp.	500	12,714
Kirin Holdings Co. Ltd.	600	9,245
Kobe Steel Ltd.	3,000	4,649
Komatsu Ltd.	500	9,262
Konica Minolta Inc.	300	3,746
Kuraray Co. Ltd.	200	2,360
Kyocera Corp.	200	10,323
LIXIL Group Corp.	100	2,009
Marubeni Corp.	2,000	11,138
Mazda Motor Corp.	300	5,897
Medipal Holdings Corp.	200	3,564
Miraca Holdings Inc.	100	4,609
Mitsubishi Chemical Holdings Corp.	800	5,230
Mitsubishi Corp.	1,400	30,278
Mitsubishi Heavy Industries Ltd.	2,000	10,593
Mitsubishi Materials Corp.	1,000	3,624
Mitsubishi Motors Corp.	500	4,258
Mitsubishi Tanabe Pharma Corp.	300	5,003
Mitsubishi UFJ Financial Group Inc.	6,700	48,670
Mitsui & Co. Ltd.	1,800	23,413

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Mitsui Chemicals Inc.	1,000	$3,753
Mitsui OSK Lines Ltd.	2,000	6,005
Mizuho Financial Group Inc.	12,800	27,678
MS&AD Insurance Group Holdings Inc.	300	9,460
NEC Corp.	1,000	3,196
Nexon Co. Ltd.	100	1,373
Nikon Corp.	200	2,379
Nippon Steel & Sumitomo Metal Corp.	7,000	16,560
Nippon Telegraph & Telephone Corp.	400	15,379
Nippon Yusen KK	2,000	5,472
Nissan Motor Co. Ltd.	1,200	11,608
Nisshin Seifun Group Inc.	300	4,305
Nomura Holdings Inc.	1,100	7,826
NSK Ltd.	200	2,586
NTT DOCOMO Inc.	600	12,662
Oji Holdings Corp.	1,000	4,375
ORIX Corp.	500	7,478
Osaka Gas Co. Ltd.	1,000	4,003
Otsuka Holdings Co. Ltd.	600	21,565
Resona Holdings Inc.	1,400	7,709
Ricoh Co. Ltd.	600	5,925
Rohm Co. Ltd.	100	5,795
SBI Holdings Inc./Japan	100	1,391
Seiko Epson Corp.	200	3,540
Sekisui House Ltd.	300	4,464
Seven & I Holdings Co. Ltd.	600	27,720
Shinsei Bank Ltd.	1,000	2,187
Shionogi & Co. Ltd.	200	7,983
Showa Shell Sekiyu KK	100	940
Sony Corp.[a]	400	11,406
Sumitomo Chemical Co. Ltd.	1,000	5,715
Sumitomo Corp.	1,300	14,800
Sumitomo Electric Industries Ltd.	300	4,478
Sumitomo Mitsui Financial Group Inc.	700	31,323
Sumitomo Mitsui Trust Holdings Inc.	1,000	4,648
Sumitomo Rubber Industries Ltd.	100	1,509
Suzuken Co. Ltd./Aichi Japan	100	3,543
Suzuki Motor Corp.	100	3,487
T&D Holdings Inc.	200	3,050
TDK Corp.	100	7,014
Terumo Corp.	300	7,749
Tohoku Electric Power Co. Inc.	200	2,936
Tokio Marine Holdings Inc.	200	8,338
Tokyo Electric Power Co. Inc.[a]	1,300	9,339
Toshiba Corp.	2,000	6,134
Toyo Seikan Group Holdings Ltd.	200	3,120

Security	Shares	Value
Toyo Suisan Kaisha Ltd.	100	$3,785
Toyota Industries Corp.	100	5,545
Toyota Motor Corp.	1,100	73,274
Toyota Tsusho Corp.	200	5,077
West Japan Railway Co.	100	7,191
Yamada Denki Co. Ltd.	300	1,148
Yamaha Motor Co. Ltd.	100	2,275

		979,936
NETHERLANDS — 2.67%
Aegon NV	1,252	9,688
Delta Lloyd NV	108	1,929
Fiat Chrysler Automobiles NVa	495	7,821
ING Groep NV CVA	1,474	25,226
Koninklijke Ahold NV	930	18,624
NN Group NV	87	2,700

		65,988
NORWAY — 0.91%
DNB ASA	306	5,014
Norsk Hydro ASA	486	1,822
Seadrill Ltd.	200	1,817
Statoil ASA	282	4,794
Subsea 7 SAa	155	1,364
Telenor ASA	133	2,932
Yara International ASA	96	4,802

		22,545
PORTUGAL — 0.04%
Banco Comercial Portugues SA Registered[a]	11,648	901

		901
SINGAPORE — 1.17%
DBS Group Holdings Ltd.	400	5,899
Golden Agri-Resources Ltd.	13,900	3,200
Hutchison Port Holdings Trust	2,400	1,440
Keppel Corp. Ltd.	700	3,837
Noble Group Ltd.	3,100	1,031
SembCorp Industries Ltd.	500	1,304
Singapore Airlines Ltd.	400	3,140
Wilmar International Ltd.	3,200	7,484
Yangzijiang Shipbuilding Holdings Ltd.	1,700	1,603

		28,938
SPAIN — 1.65%
Iberdrola SA	2,019	14,330
International Consolidated Airlines Group SAa	369	3,087
Mapfre SA	698	2,256

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI INTERNATIONAL DEVELOPED VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Repsol SA	357	$6,035
Telefonica SA	981	15,109

		40,817
SWEDEN — 0.87%
Boliden AB	140	2,601
Getinge AB Class B	93	2,296
Industrivarden AB Class C	45	856
Telefonaktiebolaget LM Ericsson Class B	995	10,709
TeliaSonera AB	810	4,954

		21,416
SWITZERLAND — 2.50%
Aryzta AG	34	1,736
Baloise Holding AG Registered	17	2,179
Credit Suisse Group AG Registered	605	17,928
Lonza Group AG Registered	34	4,956
Swiss Life Holding AG Registered	21	4,986
Swiss Re AG	162	14,665
Transocean Ltd.	191	2,639
Zurich Insurance Group AG	42	12,861

		61,950
UNITED KINGDOM — 15.27%
3i Group PLC	397	3,429
Anglo American PLC	956	12,102
Barclays PLC	9,101	41,037
Barratt Developments PLC	226	2,239
BP PLC	5,726	35,335
HSBC Holdings PLC	6,238	56,430
J Sainsbury PLC	2,697	11,149
Lloyds Banking Group PLC	11,201	14,543
Meggitt PLC	311	2,254
Old Mutual PLC	1,251	4,141
Persimmon PLC	85	2,715
Petrofac Ltd.	77	1,057
Rio Tinto PLC	633	24,562
Royal Bank of Scotland Group PLC[a]	1,313	7,011
Royal Dutch Shell PLC Class A	1,176	33,767
Royal Dutch Shell PLC Class B	679	19,714
Royal Mail PLC	435	3,428
Standard Chartered PLC	1,080	16,520
Tesco PLC	12,765	42,967
Vodafone Group PLC	8,554	32,283
Wm Morrison Supermarkets PLC	4,019	11,446

		378,129

TOTAL COMMON STOCKS (Cost: $2,428,704)		2,445,794

Security	Shares	Value
PREFERRED STOCKS — 1.05%

GERMANY — 1.05%
Bayerische Motoren Werke AG	25	$1,968
Porsche Automobil Holding SE	103	7,794
Volkswagen AG	80	16,122

		25,884

TOTAL PREFERRED STOCKS (Cost: $29,853)		25,884

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	1,994	1,994

		1,994

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,994)		1,994

TOTAL INVESTMENTS IN SECURITIES — 99.92% (Cost: $2,460,551)		2,473,672
Other Assets, Less Liabilities — 0.08%		2,012

NET ASSETS — 100.00%		$2,475,684

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 1.41%
Northrop Grumman Corp.	35,992	$6,226,976
Rockwell Collins Inc.	29,598	2,504,583
TransDigm Group Inc.[a]	11,409	2,581,856

		11,313,415
AIRLINES — 0.21%
Southwest Airlines Co.	45,926	1,662,522

		1,662,522
AUTO COMPONENTS — 0.45%
Autoliv Inc.	18,922	1,990,595
Lear Corp.	15,477	1,610,691

		3,601,286
BEVERAGES — 1.18%
Dr. Pepper Snapple Group Inc.	41,239	3,308,193
Monster Beverage Corp.[a]	39,931	6,131,405

		9,439,598
BIOTECHNOLOGY — 1.82%
BioMarin Pharmaceutical Inc.[a]	45,724	6,688,050
Incyte Corp.[a]	37,105	3,869,310
Medivation Inc.[a]	17,695	1,863,814
Puma Biotechnology Inc.[a,b]	6,709	607,835
United Therapeutics Corp.[a]	9,134	1,546,934

		14,575,943
CAPITAL MARKETS — 0.23%
SEI Investments Co.	34,945	1,862,918

		1,862,918
CHEMICALS — 1.25%
Ashland Inc.	13,193	1,508,224
Sherwin-Williams Co. (The)	21,111	5,863,791
Sigma-Aldrich Corp.	19,045	2,658,873

		10,030,888
COMMERCIAL SERVICES & SUPPLIES — 0.24%
Cintas Corp.	22,168	1,895,364

		1,895,364
COMMUNICATIONS EQUIPMENT — 0.62%
Palo Alto Networks Inc.[a]	26,796	4,979,501

		4,979,501
CONSTRUCTION MATERIALS — 0.35%
Vulcan Materials Co.	31,017	2,823,167

		2,823,167

Security	Shares	Value
CONSUMER FINANCE — 0.15%
Synchrony Financial[a]	33,978	$1,167,484

		1,167,484
CONTAINERS & PACKAGING — 0.72%
Ball Corp.	27,864	1,890,294
Sealed Air Corp.	41,383	2,200,334
WestRock Co.[a]	27,057	1,706,214

		5,796,842
FOOD & STAPLES RETAILING — 8.19%
CVS Health Corp.	326,313	36,700,423
Kroger Co. (The)	305,508	11,988,134
Walgreens Boots Alliance Inc.	174,792	16,890,151

		65,578,708
FOOD PRODUCTS — 2.64%
Kraft Heinz Co. (The)	232,885	18,507,371
WhiteWave Foods Co. (The)[a]	51,184	2,642,118

		21,149,489
HEALTH CARE EQUIPMENT & SUPPLIES — 5.12%
Becton Dickinson and Co.	41,165	6,263,255
Boston Scientific Corp.[a]	334,235	5,795,635
Cooper Companies Inc. (The)	8,484	1,501,668
Edwards Lifesciences Corp.[a]	16,152	2,457,688
Hologic Inc.[a]	67,882	2,827,964
Medtronic PLC	262,432	20,572,044
ResMed Inc.	27,622	1,600,695

		41,018,949
HEALTH CARE PROVIDERS & SERVICES — 13.59%
Aetna Inc.	113,150	12,782,556
AmerisourceBergen Corp.	81,587	8,627,825
Anthem Inc.	68,510	10,569,038
Cardinal Health Inc.	49,330	4,192,064
Centene Corp.[a]	30,651	2,149,555
Cigna Corp.	81,705	11,770,422
Henry Schein Inc.[a,b]	18,201	2,693,384
Humana Inc.	32,982	6,005,692
McKesson Corp.	46,809	10,324,661
Omnicare Inc.	32,620	3,159,247
Quest Diagnostics Inc.	27,784	2,050,737
UnitedHealth Group Inc.	263,142	31,945,439
Universal Health Services Inc. Class B	17,706	2,571,442

		108,842,062
HEALTH CARE TECHNOLOGY — 0.57%
Cerner Corp.[a]	63,090	4,524,815

		4,524,815

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 4.02%
Darden Restaurants Inc.	25,694	$1,895,190
Marriott International Inc./MD Class A	38,013	2,760,124
Norwegian Cruise Line Holdings Ltd.[a]	33,027	2,061,545
Starbucks Corp.	439,528	25,461,857

		32,178,716
HOUSEHOLD DURABLES — 0.72%
Jarden Corp.[a]	42,886	2,358,730
Leggett & Platt Inc.	23,899	1,142,611
Newell Rubbermaid Inc.	52,483	2,271,464

		5,772,805
HOUSEHOLD PRODUCTS — 0.27%
Church & Dwight Co. Inc.	25,344	2,187,948

		2,187,948
INDUSTRIAL CONGLOMERATES — 0.33%
Roper Technologies Inc.	15,533	2,598,205

		2,598,205
INSURANCE — 1.31%
Allstate Corp. (The)	74,823	5,159,046
FNF Group	58,339	2,280,471
PartnerRe Ltd.	9,234	1,255,455
Willis Group Holdings PLC	38,929	1,809,809

		10,504,781
INTERNET & CATALOG RETAIL — 6.21%
Amazon.com Inc.[a]	92,669	49,684,484

		49,684,484
INTERNET SOFTWARE & SERVICES — 0.11%
Rackspace Hosting Inc.[a]	25,620	871,849

		871,849
IT SERVICES — 1.86%
Automatic Data Processing Inc.	73,478	5,861,340
Fiserv Inc.[a]	48,843	4,242,503
FleetCor Technologies Inc.[a]	11,870	1,837,713
Total System Services Inc.	34,363	1,588,258
Vantiv Inc. Class Aa	31,281	1,376,364

		14,906,178
LEISURE PRODUCTS — 0.24%
Hasbro Inc.	24,036	1,892,595

		1,892,595
LIFE SCIENCES TOOLS & SERVICES — 0.74%
Mettler-Toledo International Inc.[a]	7,411	2,501,954
Quintiles Transnational Holdings Inc.[a]	15,941	1,222,993
Waters Corp.[a]	16,290	2,174,552

		5,899,499

Security	Shares	Value
MACHINERY — 0.43%
Snap-on Inc.	11,507	$1,896,354
Wabtec Corp./DE	15,387	1,557,010

		3,453,364
MEDIA — 5.30%
Walt Disney Co. (The)	353,459	42,415,080

		42,415,080
MULTILINE RETAIL — 3.17%
Dollar General Corp.	58,602	4,709,843
Dollar Tree Inc.[a]	41,652	3,250,106
Kohl’s Corp.	47,942	2,939,803
Target Corp.	176,383	14,436,948

		25,336,700
PHARMACEUTICALS — 7.32%
Allergan PLC[a]	76,095	25,198,859
Eli Lilly & Co.	153,437	12,966,961
Hospira Inc.[a]	67,042	5,996,907
Mallinckrodt PLC[a]	29,648	3,675,166
Mylan NVa	101,951	5,708,236
Zoetis Inc.	102,857	5,037,936

		58,584,065
PROFESSIONAL SERVICES — 0.84%
Equifax Inc.	38,023	3,883,289
Verisk Analytics Inc. Class Aa	36,661	2,863,591

		6,746,880
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.44%
Equinix Inc.	11,365	3,169,812
Equity Residential	54,392	4,069,066
Essex Property Trust Inc.	12,453	2,800,804
UDR Inc.	44,704	1,511,442

		11,551,124
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.55%
CBRE Group Inc. Class Aa	64,022	2,430,915
Jones Lang LaSalle Inc.	10,995	1,957,550

		4,388,465
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.59%
Analog Devices Inc.	69,423	4,049,444
Avago Technologies Ltd.[b]	80,828	10,114,816
Broadcom Corp. Class A	82,063	4,153,208
Freescale Semiconductor Ltd.[a]	35,165	1,402,029
Qorvo Inc.[a]	32,554	1,886,504
Skyworks Solutions Inc.	74,605	7,137,460

		28,743,461

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2015

Security	Shares	Value
SOFTWARE — 2.90%
CDK Global Inc.	49,908	$2,577,249
Electronic Arts Inc.[a]	102,404	7,327,006
Intuit Inc.	59,211	6,262,748
Red Hat Inc.[a]	42,265	3,342,316
ServiceNow Inc.[a]	26,110	2,101,855
Synopsys Inc.[a]	31,994	1,626,575

		23,237,749
SPECIALTY RETAIL — 9.73%
AutoZone Inc.[a]	8,339	5,845,139
CarMax Inc.[a]	45,830	2,956,493
Home Depot Inc. (The)	253,209	29,633,049
L Brands Inc.	73,509	5,933,647
Lowe’s Companies Inc.	258,927	17,959,177
O’Reilly Automotive Inc.[a]	26,084	6,268,246
Ross Stores Inc.	103,671	5,511,150
Signet Jewelers Ltd.[b]	12,456	1,509,916
Ulta Salon Cosmetics & Fragrance Inc.[a]	13,819	2,294,369

		77,911,186
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.55%
Apple Inc.	300,455	36,445,192

		36,445,192
TEXTILES, APPAREL & LUXURY GOODS — 2.63%
Hanesbrands Inc.	92,842	2,880,887
lululemon athletica Inc.[a,b]	25,875	1,626,502
NIKE Inc. Class B	115,148	13,267,353
Under Armour Inc. Class Aa	33,108	3,288,618

		21,063,360
TOBACCO — 2.55%
Altria Group Inc.	298,529	16,234,007
Reynolds American Inc.	49,057	4,208,600

		20,442,607
WIRELESS TELECOMMUNICATION SERVICES — 0.29%
SBA Communications Corp. Class Aa	19,487	2,352,470

		2,352,470

TOTAL COMMON STOCKS (Cost: $736,154,501)		799,431,714

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.75%

MONEY MARKET FUNDS — 0.75%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	4,456,295	$4,456,295
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	246,198	246,198
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	1,325,638	1,325,638

		6,028,131

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,028,131)		6,028,131

TOTAL INVESTMENTS IN SECURITIES — 100.59% (Cost: $742,182,632)		805,459,845
Other Assets, Less Liabilities — (0.59)%		(4,745,510)

NET ASSETS — 100.00%		$800,714,335

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 7.03%
Boeing Co. (The)	182,056	$26,247,014
General Dynamics Corp.	55,436	8,266,062
Honeywell International Inc.	145,405	15,274,795
Lockheed Martin Corp.	65,085	13,479,104
Northrop Grumman Corp.	37,740	6,529,397
Raytheon Co.	60,387	6,587,618
Rockwell Collins Inc.	27,991	2,368,598

		78,752,588
AIR FREIGHT & LOGISTICS — 0.38%
CH Robinson Worldwide Inc.	34,169	2,396,955
Expeditors International of Washington Inc.	40,350	1,891,205

		4,288,160
AUTO COMPONENTS — 0.67%
Delphi Automotive PLC	75,671	5,908,392
Goodyear Tire & Rubber Co. (The)	54,164	1,631,961

		7,540,353
BEVERAGES — 3.57%
Brown-Forman Corp. Class B	27,632	2,995,585
Dr. Pepper Snapple Group Inc.	38,214	3,065,527
Monster Beverage Corp.[a]	35,395	5,434,902
PepsiCo Inc.	295,428	28,464,488

		39,960,502
BIOTECHNOLOGY — 8.09%
Alexion Pharmaceuticals Inc.[a]	44,085	8,704,143
Biogen Inc.[a]	53,272	16,982,048
Celgene Corp.[a]	159,952	20,993,700
Gilead Sciences Inc.	358,783	42,286,164
United Therapeutics Corp.[a]	9,855	1,669,043

		90,635,098
CAPITAL MARKETS — 0.98%
Eaton Vance Corp. NVS	28,594	1,096,866
Franklin Resources Inc.	81,557	3,714,921
SEI Investments Co.	32,122	1,712,424
T Rowe Price Group Inc.	57,459	4,431,813

		10,956,024
CHEMICALS — 2.77%
International Flavors & Fragrances Inc.	16,710	1,931,509
LyondellBasell Industries NV Class A	106,520	9,994,772
Monsanto Co.	98,144	9,999,892

Security	Shares	Value
Sherwin-Williams Co. (The)	19,219	$5,338,269
Sigma-Aldrich Corp.	23,029	3,215,079
Westlake Chemical Corp.	9,769	610,269

		31,089,790
COMMUNICATIONS EQUIPMENT — 2.38%
F5 Networks Inc.[a]	15,719	2,108,547
Harris Corp.	25,169	2,087,517
QUALCOMM Inc.	348,901	22,465,735

		26,661,799
DISTRIBUTORS — 0.25%
Genuine Parts Co.	31,602	2,810,998

		2,810,998
DIVERSIFIED CONSUMER SERVICES — 0.23%
H&R Block Inc.	79,139	2,634,537

		2,634,537
ELECTRICAL EQUIPMENT — 0.97%
Emerson Electric Co.	141,892	7,342,911
Rockwell Automation Inc.	30,506	3,562,491

		10,905,402
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.43%
TE Connectivity Ltd.	79,840	4,863,853

		4,863,853
ENERGY EQUIPMENT & SERVICES — 0.33%
FMC Technologies Inc.[a]	49,493	1,621,391
Helmerich & Payne Inc.	20,617	1,190,425
Oceaneering International Inc.	20,938	837,939

		3,649,755
FOOD & STAPLES RETAILING — 1.15%
Costco Wholesale Corp.	88,503	12,859,486

		12,859,486
FOOD PRODUCTS — 1.30%
Campbell Soup Co.	39,182	1,932,065
Hershey Co. (The)	39,034	3,625,868
Hormel Foods Corp.	28,977	1,715,728
Keurig Green Mountain Inc.	22,651	1,699,731
McCormick & Co. Inc./MD	23,137	1,897,465
Mead Johnson Nutrition Co.	42,012	3,713,441

		14,584,298
HEALTH CARE EQUIPMENT & SUPPLIES — 0.61%
Edwards Lifesciences Corp.[a]	20,952	3,188,056
ResMed Inc.	30,253	1,753,161
Varian Medical Systems Inc.[a]	21,549	1,854,723

		6,795,940

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.21%
Henry Schein Inc.[a]	15,861	$2,347,111

		2,347,111
HOTELS, RESTAURANTS & LEISURE — 5.03%
Chipotle Mexican Grill Inc.[a]	6,763	5,019,701
McDonald’s Corp.	205,646	20,535,810
Starbucks Corp.	384,085	22,250,044
Yum! Brands Inc.	96,888	8,502,891

		56,308,446
HOUSEHOLD PRODUCTS — 0.19%
Church & Dwight Co. Inc.	24,797	2,140,725

		2,140,725
INDUSTRIAL CONGLOMERATES — 2.11%
3M Co.	155,886	23,591,787

		23,591,787
INSURANCE — 0.30%
Progressive Corp. (The)	109,001	3,324,530

		3,324,530
INTERNET & CATALOG RETAIL — 1.38%
Priceline Group Inc. (The)[a]	10,951	13,618,335
TripAdvisor Inc.[a]	22,669	1,799,465

		15,417,800
INTERNET SOFTWARE & SERVICES — 5.93%
Google Inc. Class Aa	50,067	32,919,052
Google Inc. Class Ca	53,639	33,557,095

		66,476,147
IT SERVICES — 8.82%
Accenture PLC Class A	198,608	20,478,471
Automatic Data Processing Inc.	103,648	8,268,001
Gartner Inc.[a]	18,629	1,649,971
MasterCard Inc. Class A	309,903	30,184,552
Paychex Inc.	85,405	3,962,792
Teradata Corp.[a],b	29,602	1,098,530
Visa Inc. Class Ab	440,856	33,214,091

		98,856,408
LEISURE PRODUCTS — 0.24%
Polaris Industries Inc.	19,264	2,640,324

		2,640,324
LIFE SCIENCES TOOLS & SERVICES — 0.42%
Mettler-Toledo International Inc.[a]	7,640	2,579,264
Waters Corp.[a]	15,558	2,076,837

		4,656,101

Security	Shares	Value
MACHINERY — 1.05%
Cummins Inc.	33,904	$4,391,585
Flowserve Corp.	28,309	1,330,240
Pall Corp.	21,546	2,724,492
WABCO Holdings Inc.[a]	11,357	1,402,249
Wabtec Corp./DE	18,986	1,921,193

		11,769,759
MEDIA — 0.40%
Omnicom Group Inc.	49,038	3,583,697
Scripps Networks Interactive Inc. Class A	14,625	915,233

		4,498,930
MULTILINE RETAIL — 0.43%
Dollar Tree Inc.[a]	35,739	2,788,714
Nordstrom Inc.	26,730	2,039,766

		4,828,480
OIL, GAS & CONSUMABLE FUELS — 4.58%
Exxon Mobil Corp.	647,454	51,284,831

		51,284,831
PERSONAL PRODUCTS — 0.41%
Estee Lauder Companies Inc. (The) Class A	51,989	4,632,740

		4,632,740
PHARMACEUTICALS — 6.24%
Eli Lilly & Co.	184,789	15,616,518
Johnson & Johnson	541,759	54,289,670

		69,906,188
PROFESSIONAL SERVICES — 0.16%
Robert Half International Inc.	31,973	1,759,474

		1,759,474
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.54%
Public Storage	29,516	6,056,093

		6,056,093
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.14%
Jones Lang LaSalle Inc.	8,863	1,577,969

		1,577,969
ROAD & RAIL — 1.70%
JB Hunt Transport Services Inc.	20,063	1,687,699
Union Pacific Corp.	178,459	17,415,814

		19,103,513
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.16%
Intel Corp.	940,572	27,229,560

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2015

Security	Shares	Value
KLA-Tencor Corp.	43,182	$2,290,805
Linear Technology Corp.	59,730	2,448,930
Skyworks Solutions Inc.	39,196	3,749,881
Texas Instruments Inc.	216,991	10,845,210

		46,564,386
SOFTWARE — 8.59%
CDK Global Inc.	37,578	1,940,528
Electronic Arts Inc.[a]	64,656	4,626,137
Intuit Inc.	65,435	6,921,060
Microsoft Corp.	1,183,726	55,280,004
Oracle Corp.	688,029	27,479,878

		96,247,607
SPECIALTY RETAIL — 7.19%
Advance Auto Parts Inc.	13,771	2,399,046
Bed Bath & Beyond Inc.[a]	40,033	2,611,353
Dick’s Sporting Goods Inc.	19,639	1,001,196
Foot Locker Inc.	29,110	2,053,710
GameStop Corp. Class Ab	21,951	1,006,453
Gap Inc. (The)	64,096	2,338,222
Home Depot Inc. (The)	317,881	37,201,613
O’Reilly Automotive Inc.[a]	24,432	5,871,254
Ross Stores Inc.	112,601	5,985,869
TJX Companies Inc. (The)	203,563	14,212,769
Tractor Supply Co.	32,561	3,012,544
Ulta Salon Cosmetics & Fragrance Inc.[a]	12,879	2,138,300
Urban Outfitters Inc.[a]	20,830	679,475

		80,511,804
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.69%
Apple Inc.	433,009	52,523,992

		52,523,992
TEXTILES, APPAREL & LUXURY GOODS — 3.02%
Coach Inc.	58,566	1,827,259
lululemon athletica Inc.[a],[b]	23,604	1,483,748
Michael Kors Holdings Ltd.[a]	53,478	2,245,541
NIKE Inc. Class B	152,951	17,623,014
Ralph Lauren Corp.	12,274	1,545,174
Under Armour Inc. Class Aa	33,315	3,309,179
VF Corp.	75,915	5,852,287

		33,886,202
TOBACCO — 0.30%
Reynolds American Inc.	39,796	3,414,099

		3,414,099

Security	Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 0.51%
Fastenal Co.	64,836	$2,714,035
WW Grainger Inc.	13,242	3,028,578

		5,742,613

TOTAL COMMON STOCKS
(Cost: $1,056,173,351)		1,119,056,642

SHORT-TERM INVESTMENTS — 1.23%

MONEY MARKET FUNDS — 1.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c],[d],e	11,977,589	11,977,589
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c],d,e	661,728	661,728
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c],d	1,141,021	1,141,021

		13,780,338

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,780,338)		13,780,338

TOTAL INVESTMENTS IN SECURITIES — 101.11%
(Cost: $1,069,953,689)		1,132,836,980
Other Assets, Less Liabilities — (1.11)%		(12,449,898)

NET ASSETS — 100.00%		$1,120,387,082

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 2.60%
B/E Aerospace Inc.	4,926	$239,945
Boeing Co. (The)	2,856	411,750
General Dynamics Corp.	3,565	531,577
Honeywell International Inc.	5,896	619,375
L-3 Communications Holdings Inc.	4,737	546,934
Lockheed Martin Corp.	3,218	666,448
Northrop Grumman Corp.	3,325	575,258
Precision Castparts Corp.	1,593	310,508
Raytheon Co.	4,498	490,687
Rockwell Collins Inc.	6,593	557,900
Textron Inc.	4,815	210,415
TransDigm Group Inc.[a]	1,928	436,306
United Technologies Corp.	5,656	567,353

		6,164,456
AIR FREIGHT & LOGISTICS — 0.88%
CH Robinson Worldwide Inc.	5,871	411,851
Expeditors International of Washington Inc.	9,076	425,392
FedEx Corp.	2,395	410,551
United Parcel Service Inc. Class B	8,112	830,344

		2,078,138
AIRLINES — 0.23%
American Airlines Group Inc.	1,733	69,493
Delta Air Lines Inc.	2,881	127,744
Southwest Airlines Co.	6,639	240,332
United Continental Holdings Inc.[a]	1,721	97,047

		534,616
AUTO COMPONENTS — 0.61%
Autoliv Inc.	2,780	292,456
BorgWarner Inc.	4,270	212,261
Delphi Automotive PLC	3,740	292,019
Goodyear Tire & Rubber Co. (The)	4,645	139,954
Johnson Controls Inc.	5,414	246,662
Lear Corp.	2,469	256,949

		1,440,301
AUTOMOBILES — 0.36%
Ford Motor Co.	18,025	267,311
General Motors Co.	6,079	191,549
Harley-Davidson Inc.	5,615	327,354
Tesla Motors Inc.[a],b	279	74,256

		860,470

Security	Shares	Value
BANKS — 3.54%
Bank of America Corp.	14,424	$257,901
BB&T Corp.	13,209	531,926
CIT Group Inc.	8,089	380,507
Citigroup Inc.	4,989	291,657
Citizens Financial Group Inc.	15,718	409,768
Comerica Inc.	6,718	318,635
Fifth Third Bancorp	20,698	436,107
First Republic Bank/CA	6,015	383,697
Huntington Bancshares Inc./OH	42,187	492,322
JPMorgan Chase & Co.	5,758	394,596
KeyCorp	25,243	374,606
M&T Bank Corp.	5,310	696,407
People’s United Financial Inc.	48,197	784,165
PNC Financial Services Group Inc. (The)[c]	5,662	555,895
Regions Financial Corp.	26,851	278,982
SunTrust Banks Inc.	7,795	345,630
U.S. Bancorp	15,601	705,321
Wells Fargo & Co.	12,963	750,169

		8,388,291
BEVERAGES — 1.79%
Brown-Forman Corp. Class B	5,973	647,533
Coca-Cola Co. (The)	16,204	665,660
Coca-Cola Enterprises Inc.	11,103	567,141
Constellation Brands Inc. Class A	872	104,658
Dr. Pepper Snapple Group Inc.	8,471	679,544
Molson Coors Brewing Co. Class B	5,121	364,308
Monster Beverage Corp.[a]	775	119,001
PepsiCo Inc.	11,440	1,102,244

		4,250,089
BIOTECHNOLOGY — 0.98%
Alexion Pharmaceuticals Inc.[a]	969	191,319
Alkermes PLC[a]	2,044	143,121
Alnylam Pharmaceuticals Inc.[a]	400	50,972
Amgen Inc.	2,124	375,077
Baxalta Inc.[a]	8,802	288,970
Biogen Inc.[a]	479	152,696
BioMarin Pharmaceutical Inc.[a]	1,017	148,757
Celgene Corp.[a]	1,791	235,069
Gilead Sciences Inc.	1,962	231,241
Incyte Corp.[a]	605	63,089
Isis Pharmaceuticals Inc.[a]	741	40,703
Medivation Inc.[a]	886	93,322
Regeneron Pharmaceuticals Inc.[a]	228	126,235

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
United Therapeutics Corp.[a]	703	$119,060
Vertex Pharmaceuticals Inc.[a]	436	58,860

		2,318,491
BUILDING PRODUCTS — 0.16%
Fortune Brands Home & Security Inc.	4,575	218,456
Masco Corp.	6,287	165,914

		384,370
CAPITAL MARKETS — 2.64%
Affiliated Managers Group Inc.[a]	1,548	321,829
Ameriprise Financial Inc.	2,881	362,055
Bank of New York Mellon Corp. (The)	10,870	471,758
BlackRock Inc.[c]	1,073	360,871
Charles Schwab Corp. (The)	7,947	277,191
E*TRADE Financial Corp.[a]	5,716	162,449
Eaton Vance Corp. NVS	6,124	234,917
Franklin Resources Inc.	7,147	325,546
Goldman Sachs Group Inc. (The)	1,736	356,002
Invesco Ltd.	8,929	344,659
Legg Mason Inc.	6,020	297,027
Morgan Stanley	5,631	218,708
Northern Trust Corp.	6,643	508,123
Raymond James Financial Inc.	6,560	387,040
SEI Investments Co.	9,138	487,147
State Street Corp.	4,569	349,803
T Rowe Price Group Inc.	6,454	497,797
TD Ameritrade Holding Corp.	8,014	294,354

		6,257,276
CHEMICALS — 3.26%
Air Products & Chemicals Inc.	3,318	472,848
Airgas Inc.	5,089	519,180
Albemarle Corp.	4,015	217,613
Ashland Inc.	2,948	337,015
Axalta Coating Systems Ltd.[a]	5,771	183,576
Celanese Corp. Series A	3,721	245,288
CF Industries Holdings Inc.	4,165	246,568
Dow Chemical Co. (The)	5,640	265,419
Eastman Chemical Co.	3,221	252,526
Ecolab Inc.	5,725	663,012
EI du Pont de Nemours & Co.	6,500	362,440
FMC Corp.	6,696	325,024
International Flavors & Fragrances Inc.	5,106	590,203
LyondellBasell Industries NV Class A	2,208	207,177
Monsanto Co.	4,761	485,098
Mosaic Co. (The)	5,158	221,485
PPG Industries Inc.	3,860	418,347

Security	Shares	Value
Praxair Inc.	7,374	$841,668
Sherwin-Williams Co. (The)	1,499	416,362
Sigma-Aldrich Corp.	2,317	323,476
Westlake Chemical Corp.	2,426	151,552

		7,745,877
COMMERCIAL SERVICES & SUPPLIES — 1.69%
ADT Corp. (The)[b]	5,079	175,378
Cintas Corp.	7,548	645,354
Republic Services Inc.	18,655	793,397
Stericycle Inc.[a]	7,427	1,046,984
Tyco International PLC	13,556	514,993
Waste Management Inc.	16,130	824,727

		4,000,833
COMMUNICATIONS EQUIPMENT — 0.88%
Cisco Systems Inc.	11,051	314,069
F5 Networks Inc.[a],b	1,208	162,041
Harris Corp.	5,093	422,413
Juniper Networks Inc.	5,919	168,218
Motorola Solutions Inc.	8,637	519,602
Palo Alto Networks Inc.[a]	920	170,964
QUALCOMM Inc.	5,191	334,249

		2,091,556
CONSTRUCTION & ENGINEERING — 0.38%
Chicago Bridge & Iron Co. NVb	3,269	173,714
Fluor Corp.	4,213	196,958
Jacobs Engineering Group Inc.[a]	6,082	256,174
Quanta Services Inc.[a]	9,997	276,117

		902,963
CONSTRUCTION MATERIALS — 0.16%
Martin Marietta Materials Inc.	1,167	183,009
Vulcan Materials Co.	2,223	202,337

		385,346
CONSUMER FINANCE — 0.91%
Ally Financial Inc.[a]	14,527	330,780
American Express Co.	5,698	433,390
Capital One Financial Corp.	4,891	397,638
Discover Financial Services	6,899	385,033
Navient Corp.	16,399	257,464
Synchrony Financial[a]	10,076	346,212

		2,150,517
CONTAINERS & PACKAGING — 1.04%
Avery Dennison Corp.	6,907	420,291
Ball Corp.	7,065	479,290
Crown Holdings Inc.[a]	8,121	418,313

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Packaging Corp. of America	4,745	$335,898
Sealed Air Corp.	4,469	237,617
WestRock Co.[a]	9,085	572,900

		2,464,309
DISTRIBUTORS — 0.35%
Genuine Parts Co.	6,600	587,070
LKQ Corp.[a]	7,655	240,826

		827,896
DIVERSIFIED CONSUMER SERVICES — 0.13%
H&R Block Inc.	8,945	297,779

		297,779
DIVERSIFIED FINANCIAL SERVICES — 1.37%
Berkshire Hathaway Inc. Class Ba	6,982	996,611
CME Group Inc./IL	4,008	384,928
Intercontinental Exchange Inc.	1,460	332,938
Leucadia National Corp.	14,684	345,368
McGraw Hill Financial Inc.	2,256	229,548
Moody’s Corp.	2,018	222,848
NASDAQ OMX Group Inc. (The)	7,812	398,646
Voya Financial Inc.	7,134	334,941

		3,245,828
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.93%
AT&T Inc.	30,789	1,069,610
CenturyLink Inc.	9,028	258,201
Frontier Communications Corp.	31,851	150,337
Level 3 Communications Inc.[a]	2,353	118,826
Verizon Communications Inc.	13,174	616,411

		2,213,385
ELECTRIC UTILITIES — 3.57%
American Electric Power Co. Inc.	11,638	658,362
Duke Energy Corp.	10,757	798,385
Edison International	9,627	577,716
Entergy Corp.	6,922	491,600
Eversource Energy	13,574	674,899
Exelon Corp.	10,844	347,984
FirstEnergy Corp.	11,024	374,375
NextEra Energy Inc.	6,787	713,992
OGE Energy Corp.	17,752	528,300
Pepco Holdings Inc.	16,421	438,112
Pinnacle West Capital Corp.	9,507	586,677
PPL Corp.	19,738	627,866
Southern Co. (The)	18,768	839,493
Xcel Energy Inc.	23,497	814,641

		8,472,402

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.81%
Acuity Brands Inc.	1,054	$212,054
AMETEK Inc.	8,022	425,567
Eaton Corp. PLC	3,563	215,847
Emerson Electric Co.	8,458	437,701
Rockwell Automation Inc.	2,636	307,832
Sensata Technologies Holding NVa	6,500	333,580

		1,932,581
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.90%
Amphenol Corp. Class A	7,064	398,480
Arrow Electronics Inc.[a]	4,436	257,953
Avnet Inc.	6,212	259,227
Corning Inc.	12,042	224,945
Flextronics International Ltd.[a]	19,811	218,119
FLIR Systems Inc.	7,554	232,588
TE Connectivity Ltd.	5,993	365,093
Trimble Navigation Ltd.[a]	7,628	176,207

		2,132,612
ENERGY EQUIPMENT & SERVICES — 0.82%
Baker Hughes Inc.	3,259	189,511
Cameron International Corp.[a]	3,397	171,413
Core Laboratories NV	1,182	129,583
Diamond Offshore Drilling Inc.	4,800	105,360
Ensco PLC Class A	4,143	68,691
FMC Technologies Inc.[a]	4,549	149,025
Halliburton Co.	4,186	174,933
Helmerich & Payne Inc.	2,043	117,963
Nabors Industries Ltd.	5,339	61,986
National Oilwell Varco Inc.	5,505	231,926
Oceaneering International Inc.	4,516	180,730
Schlumberger Ltd.	3,376	279,600
Weatherford International PLC[a]	7,258	77,515

		1,938,236
FOOD & STAPLES RETAILING — 1.75%
Costco Wholesale Corp.	5,388	782,876
CVS Health Corp.	7,513	844,987
Kroger Co. (The)	13,882	544,730
Rite Aid Corp.[a]	7,776	69,284
Sysco Corp.	21,571	783,243
Wal-Mart Stores Inc.	9,689	697,414
Walgreens Boots Alliance Inc.	2,913	281,483
Whole Foods Market Inc.	4,414	160,670

		4,164,687

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
FOOD PRODUCTS — 3.40%
Archer-Daniels-Midland Co.	6,705	$317,951
Bunge Ltd.	6,337	506,009
Campbell Soup Co.	11,365	560,408
ConAgra Foods Inc.	13,909	612,831
General Mills Inc.	16,320	949,987
Hershey Co. (The)	7,571	703,270
Hormel Foods Corp.	9,520	563,679
JM Smucker Co. (The)	5,471	611,056
Kellogg Co.	13,921	921,153
Keurig Green Mountain Inc.	599	44,949
Kraft Heinz Co. (The)	2,842	225,854
McCormick & Co. Inc./MD	8,194	671,990
Mead Johnson Nutrition Co.	3,334	294,692
Mondelez International Inc. Class A	13,067	589,714
Tyson Foods Inc. Class A	5,429	240,776
WhiteWave Foods Co. (The)[a]	5,030	259,649

		8,073,968
HEALTH CARE EQUIPMENT & SUPPLIES — 2.86%
Abbott Laboratories	10,663	540,507
Baxter International Inc.	8,795	352,504
Becton Dickinson and Co.	5,280	803,352
Boston Scientific Corp.[a]	12,127	210,282
Cooper Companies Inc. (The)	2,042	361,434
CR Bard Inc.	2,881	566,549
DENTSPLY International Inc.	11,958	680,530
Edwards Lifesciences Corp.[a]	1,147	174,527
Hologic Inc.[a]	8,757	364,817
Intuitive Surgical Inc.[a]	311	165,816
Medtronic PLC	7,471	585,652
ResMed Inc.	4,350	252,082
St. Jude Medical Inc.	3,944	291,146
Stryker Corp.	5,967	610,245
Varian Medical Systems Inc.[a]	5,082	437,408
Zimmer Biomet Holdings Inc.	3,683	383,290

		6,780,141
HEALTH CARE PROVIDERS & SERVICES — 3.46%
Aetna Inc.	3,535	399,349
AmerisourceBergen Corp.	5,902	624,137
Anthem Inc.	2,081	321,036
Cardinal Health Inc.	5,700	484,386
Centene Corp.[a]	1,749	122,657
Cigna Corp.	2,910	419,215
DaVita HealthCare Partners Inc.[a]	5,746	454,106
Envision Healthcare Holdings Inc.[a]	2,723	121,990

Security	Shares	Value
Express Scripts Holding Co.[a],b	4,459	$401,622
HCA Holdings Inc.[a]	2,478	230,479
Henry Schein Inc.[a]	5,866	868,051
Humana Inc.	1,293	235,442
Laboratory Corp. of America Holdings[a]	4,423	563,004
McKesson Corp.	2,209	487,239
Omnicare Inc.	4,646	449,965
Patterson Companies Inc.	15,333	769,103
Quest Diagnostics Inc.	6,338	467,808
UnitedHealth Group Inc.	3,767	457,314
Universal Health Services Inc. Class B	2,257	327,784

		8,204,687
HEALTH CARE TECHNOLOGY — 0.15%
Cerner Corp.[a]	4,916	352,575

		352,575
HOTELS, RESTAURANTS & LEISURE — 2.12%
Aramark	6,237	198,461
Carnival Corp.	6,687	356,350
Chipotle Mexican Grill Inc.[a]	285	211,536
Darden Restaurants Inc.	5,763	425,079
Hilton Worldwide Holdings Inc.[a]	5,437	145,983
Las Vegas Sands Corp.	3,884	217,659
Marriott International Inc./MD Class A	4,898	355,644
McDonald’s Corp.	9,768	975,433
MGM Resorts International[a]	7,105	139,400
Norwegian Cruise Line Holdings Ltd.[a]	3,387	211,417
Royal Caribbean Cruises Ltd.	2,463	221,301
Starbucks Corp.	7,126	412,809
Starwood Hotels & Resorts Worldwide Inc.	3,818	303,378
Wyndham Worldwide Corp.	4,352	359,127
Wynn Resorts Ltd.	1,669	172,291
Yum! Brands Inc.	3,628	318,393

		5,024,261
HOUSEHOLD DURABLES — 1.21%
DR Horton Inc.	4,683	139,038
Garmin Ltd.	5,674	237,797
Harman International Industries Inc.	1,015	109,275
Jarden Corp.[a]	7,871	432,905
Leggett & Platt Inc.	10,665	509,894
Lennar Corp. Class A	3,344	177,366
Mohawk Industries Inc.[a]	1,336	269,324
Newell Rubbermaid Inc.	11,184	484,043
PulteGroup Inc.	5,733	118,788
Toll Brothers Inc.[a]	4,916	191,331

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Whirlpool Corp.	1,171	$208,122

		2,877,883
HOUSEHOLD PRODUCTS — 1.88%
Church & Dwight Co. Inc.	9,472	817,718
Clorox Co. (The)	9,433	1,055,930
Colgate-Palmolive Co.	14,637	995,609
Kimberly-Clark Corp.	6,580	756,502
Procter & Gamble Co. (The)	10,820	829,894

		4,455,653
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.32%
AES Corp./VA	20,705	265,024
Calpine Corp.[a]	17,099	312,912
NRG Energy Inc.	8,607	193,227

		771,163
INDUSTRIAL CONGLOMERATES — 1.14%
3M Co.	4,687	709,330
Danaher Corp.	9,644	883,005
General Electric Co.	17,320	452,052
Roper Technologies Inc.	3,980	665,735

		2,710,122
INSURANCE — 8.88%
ACE Ltd.	8,192	891,044
Aflac Inc.	9,665	619,043
Alleghany Corp.[a]	1,647	800,656
Allstate Corp. (The)	11,988	826,573
American International Group Inc.	6,280	402,674
Aon PLC	4,815	485,207
Arch Capital Group Ltd.[a]	17,339	1,237,311
Arthur J Gallagher & Co.	17,472	828,697
Assurant Inc.	6,864	512,054
Axis Capital Holdings Ltd.	13,861	797,839
Chubb Corp. (The)	10,288	1,279,107
Cincinnati Financial Corp.	16,132	890,648
Everest Re Group Ltd.	4,497	823,491
FNF Group	9,612	375,733
Hartford Financial Services Group Inc. (The)	8,305	394,903
Lincoln National Corp.	3,725	209,792
Loews Corp.	19,282	734,837
Marsh & McLennan Companies Inc.	14,732	853,572
MetLife Inc.	5,103	284,441
PartnerRe Ltd.	5,925	805,563
Principal Financial Group Inc.	7,509	416,825
Progressive Corp. (The)	24,259	739,899

Security	Shares	Value
Prudential Financial Inc.	3,103	$274,181
RenaissanceRe Holdings Ltd.	9,176	984,585
Torchmark Corp.	15,928	981,324
Travelers Companies Inc. (The)	8,547	907,008
Unum Group	10,950	392,448
Willis Group Holdings PLC	14,886	692,050
WR Berkley Corp.	17,399	969,472
XL Group PLC	17,252	655,921

		21,066,898
INTERNET & CATALOG RETAIL — 0.48%
Amazon.com Inc.[a]	459	246,093
Expedia Inc.	1,199	145,607
Liberty Interactive Corp. QVC Group Series Aa	13,469	391,275
Netflix Inc.[a]	427	48,810
Priceline Group Inc. (The)[a]	169	210,163
TripAdvisor Inc.[a]	1,082	85,889

		1,127,837
INTERNET SOFTWARE & SERVICES — 0.70%
Akamai Technologies Inc.[a]	1,756	134,703
eBay Inc.[a]	5,026	141,331
Facebook Inc. Class Aa	916	86,113
Google Inc. Class Aa	599	393,843
Google Inc. Class Ca	273	170,792
LinkedIn Corp. Class Aa	514	104,476
Rackspace Hosting Inc.[a],b	1,614	54,924
Twitter Inc.[a]	3,902	121,001
VeriSign Inc.[a]	3,784	268,437
Yahoo! Inc.[a]	5,335	195,634

		1,671,254
IT SERVICES — 3.11%
Accenture PLC Class A	4,540	468,119
Alliance Data Systems Corp.[a]	1,342	369,104
Automatic Data Processing Inc.	8,887	708,916
Cognizant Technology Solutions Corp. Class Aa	3,999	252,337
Computer Sciences Corp.	2,959	193,607
Fidelity National Information Services Inc.	9,127	597,180
Fiserv Inc.[a],b	7,632	662,915
FleetCor Technologies Inc.[a]	1,495	231,456
Gartner Inc.[a]	4,052	358,886
International Business Machines Corp.	2,905	470,581
MasterCard Inc. Class A	4,133	402,554
Paychex Inc.	13,035	604,824

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
PayPal Holdings Inc.[a]	5,026	$194,506
Teradata Corp.[a],b	3,708	137,604
Total System Services Inc.	11,312	522,841
Vantiv Inc. Class Aa	7,100	312,400
Visa Inc. Class A	5,864	441,794
Western Union Co. (The)	8,666	175,400
Xerox Corp.	25,176	277,439

		7,382,463
LEISURE PRODUCTS — 0.37%
Hasbro Inc.	4,639	365,275
Mattel Inc.	10,796	250,575
Polaris Industries Inc.	1,995	273,435

		889,285
LIFE SCIENCES TOOLS & SERVICES — 0.94%
Agilent Technologies Inc.	8,115	332,309
Illumina Inc.[a]	819	179,607
Mettler-Toledo International Inc.[a]	1,423	480,405
Quintiles Transnational Holdings Inc.[a]	1,728	132,572
Thermo Fisher Scientific Inc.	4,306	600,816
Waters Corp.[a]	3,801	507,396

		2,233,105
MACHINERY — 2.59%
AGCO Corp.	5,028	276,590
Caterpillar Inc.	4,309	338,817
Cummins Inc.	2,041	264,371
Deere & Co.	6,960	658,207
Dover Corp.	5,301	339,635
Flowserve Corp.	4,688	220,289
Illinois Tool Works Inc.	6,745	603,475
Ingersoll-Rand PLC	5,949	365,269
PACCAR Inc.	5,378	348,709
Pall Corp.	2,397	303,101
Parker-Hannifin Corp.	2,786	314,121
Pentair PLC	4,536	275,834
Snap-on Inc.	3,075	506,760
Stanley Black & Decker Inc.	3,385	357,084
WABCO Holdings Inc.[a]	2,216	273,610
Wabtec Corp./DE	4,385	443,718
Xylem Inc./NY	7,196	248,478

		6,138,068
MEDIA — 3.48%
Cablevision Systems Corp. Class A	8,571	241,874
CBS Corp. Class B NVS	5,385	287,936
Charter Communications Inc. Class Aa,b	1,385	257,416
Comcast Corp. Class A	7,641	476,875

Security	Shares	Value
Comcast Corp. Class A Special NVS	8,532	$531,885
Discovery Communications Inc. Class Aa,b	8,526	281,529
Discovery Communications Inc. Class C NVS[a]	8,644	261,913
DISH Network Corp. Class Aa	4,375	282,669
Interpublic Group of Companies Inc. (The)	13,991	298,008
Liberty Global PLC Series Aa	6,678	350,328
Liberty Global PLC Series C NVS[a]	7,143	351,007
Liberty Media Corp. Class Aa	11,928	450,878
Liberty Media Corp. Class Ca	4,261	160,640
News Corp. Class Aa	10,455	154,002
Omnicom Group Inc.	7,495	547,735
Scripps Networks Interactive Inc. Class A	6,648	416,032
Sirius XM Holdings Inc.[a]	73,902	292,652
TEGNA Inc.	5,364	156,253
Time Warner Cable Inc.	2,134	405,481
Time Warner Inc.	3,812	335,608
Twenty-First Century Fox Inc. Class A	11,578	399,325
Twenty-First Century Fox Inc. Class B	12,098	405,525
Viacom Inc. Class B NVS	6,597	376,029
Walt Disney Co. (The)	4,462	535,440

		8,257,040
METALS & MINING — 0.32%
Alcoa Inc.	27,115	267,625
Freeport-McMoRan Inc.	5,920	69,560
Newmont Mining Corp.	5,722	98,247
Nucor Corp.	7,354	324,605

		760,037
MULTI-UTILITIES — 3.56%
Alliant Energy Corp.	11,901	732,030
Ameren Corp.	12,824	526,810
CenterPoint Energy Inc.	31,382	606,928
CMS Energy Corp.	18,389	630,007
Consolidated Edison Inc.	13,225	840,978
Dominion Resources Inc./VA	9,208	660,214
DTE Energy Co.	7,993	643,117
MDU Resources Group Inc.	15,756	307,399
PG&E Corp.	11,171	586,589
Public Service Enterprise Group Inc.	12,172	507,207
SCANA Corp.	12,681	694,919
Sempra Energy	6,878	700,043
WEC Energy Group Inc.	20,592	1,009,008

		8,445,249

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
MULTILINE RETAIL — 1.05%
Dollar General Corp.	4,916	$395,099
Dollar Tree Inc.[a]	5,777	450,779
Kohl’s Corp.	3,720	228,110
Macy’s Inc.	5,314	366,985
Nordstrom Inc.	6,403	488,613
Target Corp.	6,934	567,548

		2,497,134
OIL, GAS & CONSUMABLE FUELS — 2.92%
Anadarko Petroleum Corp.	2,230	165,800
Antero Resources Corp.[a],b	2,484	68,335
Apache Corp.	3,267	149,825
Cabot Oil & Gas Corp.	6,275	164,154
Cheniere Energy Inc.[a]	1,455	100,351
Chevron Corp.	4,593	406,389
Cimarex Energy Co.	1,346	140,145
Cobalt International Energy Inc.[a],b	8,198	63,207
Columbia Pipeline Group Inc.	12,244	357,280
Concho Resources Inc.[a]	1,218	129,790
ConocoPhillips	6,032	303,651
Continental Resources Inc./OKa	2,375	79,349
Devon Energy Corp.	3,431	169,560
Energen Corp.	2,663	146,998
EOG Resources Inc.	2,554	197,143
EQT Corp.	3,418	262,673
Exxon Mobil Corp.	7,766	615,145
Hess Corp.	3,040	179,390
HollyFrontier Corp.	3,707	178,900
Kinder Morgan Inc./DE	8,594	297,696
Marathon Oil Corp.	8,453	177,597
Marathon Petroleum Corp.	3,152	172,320
Murphy Oil Corp.	5,821	190,871
Noble Energy Inc.	5,908	208,139
Occidental Petroleum Corp.	4,429	310,916
ONEOK Inc.	4,732	178,822
Phillips 66	2,366	188,097
Pioneer Natural Resources Co.	857	108,642
Range Resources Corp.	3,523	138,595
Southwestern Energy Co.[a],b	6,891	128,173
Spectra Energy Corp.	11,527	348,807
Tesoro Corp.	1,457	141,824
Valero Energy Corp.	2,822	185,123
Whiting Petroleum Corp.[a]	2,034	41,677
Williams Companies Inc. (The)	4,311	226,241

		6,921,625

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.18%
International Paper Co.	8,795	$421,017

		421,017
PERSONAL PRODUCTS — 0.25%
Edgewell Personal Care Co.	2,119	202,810
Estee Lauder Companies Inc. (The) Class A	4,486	399,747

		602,557
PHARMACEUTICALS — 1.94%
AbbVie Inc.	2,216	155,142
Allergan PLC[a]	1,004	332,475
Bristol-Myers Squibb Co.	5,445	357,410
Eli Lilly & Co.	6,800	574,668
Endo International PLC[a]	1,725	151,007
Hospira Inc.[a]	1,959	175,233
Jazz Pharmaceuticals PLC[a]	807	155,138
Johnson & Johnson	9,445	946,483
Mallinckrodt PLC[a]	782	96,937
Merck & Co. Inc.	9,141	538,953
Mylan NVa	2,782	155,764
Perrigo Co. PLC	1,222	234,868
Pfizer Inc.	17,312	624,271
Zoetis Inc.	2,126	104,131

		4,602,480
PROFESSIONAL SERVICES — 1.26%
Dun & Bradstreet Corp. (The)	2,731	340,747
Equifax Inc.	5,363	547,723
IHS Inc. Class Aa	1,902	237,807
ManpowerGroup Inc.	2,718	245,925
Nielsen NV	10,317	499,962
Robert Half International Inc.	5,456	300,244
Towers Watson & Co. Class A	2,342	296,919
Verisk Analytics Inc. Class Aa	6,660	520,212

		2,989,539
REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.81%
American Capital Agency Corp.	18,046	347,566
American Tower Corp.	6,429	611,462
Annaly Capital Management Inc.	54,042	537,718
AvalonBay Communities Inc.	3,279	565,103
Boston Properties Inc.	4,185	515,927
Brixmor Property Group Inc.	13,009	318,330
Camden Property Trust	6,956	553,906
Communications Sales & Leasing Inc.[a]	7,947	165,695
Crown Castle International Corp.	6,106	500,142

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
Digital Realty Trust Inc.	3,961	$254,573
Duke Realty Corp.	17,678	356,565
Equinix Inc.[b]	901	251,298
Equity Residential	6,832	511,102
Essex Property Trust Inc.	2,571	578,244
Extra Space Storage Inc.	6,357	467,367
Federal Realty Investment Trust	5,264	720,063
General Growth Properties Inc.	16,050	435,597
HCP Inc.	10,385	401,276
Health Care REIT Inc.	6,675	463,045
Host Hotels & Resorts Inc.	17,029	330,022
Iron Mountain Inc.	4,809	144,510
Kimco Realty Corp.	20,747	512,658
Liberty Property Trust	11,930	405,978
Macerich Co. (The)	4,826	382,026
Plum Creek Timber Co. Inc.	13,512	553,992
Prologis Inc.	12,510	508,031
Public Storage	3,238	664,373
Realty Income Corp.	7,980	385,354
Regency Centers Corp.[b]	7,013	448,622
Simon Property Group Inc.	3,654	684,102
SL Green Realty Corp.	4,629	532,983
UDR Inc.	16,223	548,500
Ventas Inc.	6,362	426,827
VEREIT Inc.	19,946	174,727
Vornado Realty Trust	5,132	500,627
Weyerhaeuser Co.	13,047	400,412

		16,158,723
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.39%
CBRE Group Inc. Class Aa	6,801	258,234
Jones Lang LaSalle Inc.	1,926	342,905
Realogy Holdings Corp.[a]	6,914	314,725

		915,864
ROAD & RAIL — 0.76%
CSX Corp.	9,507	297,379
Hertz Global Holdings Inc.[a]	6,638	112,780
JB Hunt Transport Services Inc.	4,799	403,692
Kansas City Southern	2,548	252,736
Norfolk Southern Corp.	3,456	291,444
Union Pacific Corp.	4,593	448,231

		1,806,262
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.95%
Altera Corp.	4,572	227,045
Analog Devices Inc.	6,826	398,160

Security	Shares	Value
Applied Materials Inc.	12,552	$217,903
Avago Technologies Ltd.[b]	1,420	177,699
Broadcom Corp. Class A	4,767	241,258
Freescale Semiconductor Ltd.[a]	1,680	66,982
Intel Corp.	12,167	352,235
KLA-Tencor Corp.	5,321	282,279
Lam Research Corp.	3,466	266,431
Linear Technology Corp.	10,550	432,550
Marvell Technology Group Ltd.	11,169	138,942
Maxim Integrated Products Inc.	9,498	323,312
Microchip Technology Inc.	7,976	341,692
Micron Technology Inc.[a]	3,887	71,948
NVIDIA Corp.	11,125	221,944
Qorvo Inc.[a]	1,024	59,341
Skyworks Solutions Inc.	1,219	116,622
SunEdison Inc.[a]	1,331	30,986
Texas Instruments Inc.	7,837	391,693
Xilinx Inc.	6,463	269,830

		4,628,852
SOFTWARE — 2.32%
Activision Blizzard Inc.	8,441	217,693
Adobe Systems Inc.[a]	3,993	327,386
ANSYS Inc.[a]	3,929	369,915
Autodesk Inc.[a]	3,636	183,909
CA Inc.	13,828	402,879
CDK Global Inc.	2,714	140,151
Citrix Systems Inc.[a]	3,216	243,162
Electronic Arts Inc.[a]	2,124	151,972
FireEye Inc.[a],b	3,509	156,116
Intuit Inc.	5,220	552,120
Microsoft Corp.	6,032	281,694
NetSuite Inc.[a]	1,792	177,121
Nuance Communications Inc.[a]	9,385	170,150
Oracle Corp.	8,181	326,749
Red Hat Inc.[a]	2,230	176,348
salesforce.com inc.[a]	2,517	184,496
ServiceNow Inc.[a]	1,873	150,777
Splunk Inc.[a]	2,153	150,581
Symantec Corp.	9,131	207,639
Synopsys Inc.[a]	12,280	624,315
VMware Inc. Class Aa,b	1,923	171,397
Workday Inc. Class Aa,b	1,614	136,109

		5,502,679
SPECIALTY RETAIL — 2.59%
Advance Auto Parts Inc.	1,603	279,259

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Security	Shares	Value
AutoNation Inc.[a]	4,448	$277,288
AutoZone Inc.[a]	879	616,126
Bed Bath & Beyond Inc.[a]	4,087	266,595
Best Buy Co. Inc.	2,221	71,716
CarMax Inc.[a]	2,580	166,436
Dick’s Sporting Goods Inc.	5,602	285,590
Foot Locker Inc.	4,680	330,174
GameStop Corp. Class Ab	2,547	116,780
Gap Inc. (The)	6,543	238,689
Home Depot Inc. (The)	4,080	477,482
L Brands Inc.	3,419	275,982
Lowe’s Companies Inc.	4,971	344,788
O’Reilly Automotive Inc.[a]	1,447	347,729
Ross Stores Inc.	6,041	321,140
Signet Jewelers Ltd.	2,098	254,320
Staples Inc.	11,130	163,722
Tiffany & Co.	3,101	296,766
TJX Companies Inc. (The)	7,133	498,026
Tractor Supply Co.	2,306	213,351
Ulta Salon Cosmetics & Fragrance Inc.[a],b	846	140,461
Urban Outfitters Inc.[a],b	5,181	169,004

		6,151,424
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.54%
Apple Inc.	1,844	223,677
EMC Corp./MA	12,160	326,982
Hewlett-Packard Co.	4,899	149,517
NetApp Inc.	6,724	209,453
SanDisk Corp.	1,807	108,944
Seagate Technology PLC	2,378	120,327
Western Digital Corp.	1,767	152,068

		1,290,968
TEXTILES, APPAREL & LUXURY GOODS — 0.95%
Coach Inc.	4,782	149,198
Hanesbrands Inc.	9,212	285,848
lululemon athletica Inc.[a],b	1,652	103,845
Michael Kors Holdings Ltd.[a]	2,659	111,652
NIKE Inc. Class B	3,710	427,466
PVH Corp.	1,779	206,435
Ralph Lauren Corp.	2,381	299,744
Under Armour Inc. Class Aa	1,700	168,861
VF Corp.	6,583	507,484

		2,260,533

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.45%
Hudson City Bancorp Inc.	40,341	$415,916
New York Community Bancorp Inc.	34,837	662,948

		1,078,864
TOBACCO — 0.84%
Altria Group Inc.	12,643	687,526
Philip Morris International Inc.	6,653	569,031
Reynolds American Inc.	8,601	737,880

		1,994,437
TRADING COMPANIES & DISTRIBUTORS — 0.34%
Fastenal Co.	7,641	319,852
United Rentals Inc.[a]	1,081	72,416
WW Grainger Inc.	1,852	423,571

		815,839
WATER UTILITIES — 0.34%
American Water Works Co. Inc.	15,665	813,170

		813,170
WIRELESS TELECOMMUNICATION SERVICES — 0.32%
SBA Communications Corp. Class Aa	4,652	561,589
Sprint Corp.[a],b	16,324	55,012
T-Mobile U.S. Inc.[a]	3,315	134,788

		751,389

TOTAL COMMON STOCKS
(Cost: $214,818,776)		237,068,350

SHORT-TERM INVESTMENTS — 1.72%

MONEY MARKET FUNDS — 1.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c],d,e	3,706,221	3,706,221
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c],d,e	204,758	204,758
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c],d	162,564	162,564

		4,073,543

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,073,543)		4,073,543

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.63%
(Cost: $218,892,319)	$241,141,893
Other Assets, Less Liabilities — (1.63)%	(3,870,802)

NET ASSETS — 100.00%	$237,271,091

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 2.28%
B/E Aerospace Inc.	2,313	$112,666
Boeing Co. (The)	20,045	2,889,888
General Dynamics Corp.	9,104	1,357,498
Honeywell International Inc.	20,119	2,113,501
L-3 Communications Holdings Inc.	4,842	559,057
Lockheed Martin Corp.	8,079	1,673,161
Northrop Grumman Corp.	7,185	1,243,077
Precision Castparts Corp.	4,046	788,646
Raytheon Co.	11,579	1,263,153
Rockwell Collins Inc.	3,349	283,392
Textron Inc.	11,130	486,381
TransDigm Group Inc.[a]	456	103,193
United Technologies Corp.	27,569	2,765,446

		15,639,059
AIR FREIGHT & LOGISTICS — 0.57%
CH Robinson Worldwide Inc.	5,639	395,576
Expeditors International of Washington Inc.	5,286	247,755
FedEx Corp.	10,424	1,786,882
United Parcel Service Inc. Class B	14,418	1,475,826

		3,906,039
AIRLINES — 0.18%
American Airlines Group Inc.	6,410	257,041
Delta Air Lines Inc.	12,841	569,370
Southwest Airlines Co.	4,707	170,393
United Continental Holdings Inc.[a]	3,777	212,985

		1,209,789
AUTO COMPONENTS — 0.59%
Autoliv Inc.	3,093	325,384
BorgWarner Inc.	7,084	352,146
Delphi Automotive PLC	8,919	696,396
Goodyear Tire & Rubber Co. (The)	26,325	793,172
Johnson Controls Inc.	29,515	1,344,703
Lear Corp.	5,075	528,155

		4,039,956
AUTOMOBILES — 1.56%
Ford Motor Co.	303,487	4,500,712
General Motors Co.	181,145	5,707,879
Harley-Davidson Inc.	7,318	426,639
Tesla Motors Inc.[a,b]	152	40,455

		10,675,685

Security	Shares	Value
BANKS — 11.22%
Bank of America Corp.	630,927	$11,280,975
BB&T Corp.	45,245	1,822,016
CIT Group Inc.	13,302	625,726
Citigroup Inc.	249,176	14,566,829
Citizens Financial Group Inc.	37,620	980,753
Comerica Inc.	11,879	563,421
Fifth Third Bancorp	63,731	1,342,812
First Republic Bank/CA	5,655	360,732
Huntington Bancshares Inc./OH	45,989	536,692
JPMorgan Chase & Co.	240,702	16,495,308
KeyCorp	55,840	828,666
M&T Bank Corp.	6,844	897,591
People’s United Financial Inc.	20,900	340,043
PNC Financial Services Group Inc. (The)[c]	37,772	3,708,455
Regions Financial Corp.	119,026	1,236,680
SunTrust Banks Inc.	39,090	1,733,251
U.S. Bancorp	90,388	4,086,441
Wells Fargo & Co.	268,982	15,565,988

		76,972,379
BEVERAGES — 1.39%
Brown-Forman Corp. Class B	1,739	188,525
Coca-Cola Co. (The)	96,153	3,949,965
Coca-Cola Enterprises Inc.	8,133	415,434
Constellation Brands Inc. Class A	3,760	451,275
Dr. Pepper Snapple Group Inc.	4,697	376,793
Molson Coors Brewing Co. Class B	4,964	353,139
Monster Beverage Corp.[a]	1,253	192,398
PepsiCo Inc.	37,768	3,638,947

		9,566,476
BIOTECHNOLOGY — 1.26%
Alexion Pharmaceuticals Inc.[a]	1,452	286,683
Alkermes PLC[a]	839	58,747
Alnylam Pharmaceuticals Inc.[a]	261	33,259
Amgen Inc.	15,680	2,768,931
Baxalta Inc.[a]	16,811	551,905
Biogen Inc.[a]	2,701	861,025
BioMarin Pharmaceutical Inc.[a]	545	79,717
Celgene Corp.[a]	7,125	935,156
Gilead Sciences Inc.	22,324	2,631,107
Incyte Corp.[a]	50	5,214
Isis Pharmaceuticals Inc.[a],b	214	11,755
Medivation Inc.[a]	281	29,598
Puma Biotechnology Inc.[a],b	73	6,614

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Regeneron Pharmaceuticals Inc.[a]	384	$212,605
United Therapeutics Corp.[a]	748	126,681
Vertex Pharmaceuticals Inc.[a]	335	45,225

		8,644,222
BUILDING PRODUCTS — 0.07%
Fortune Brands Home & Security Inc.	4,001	191,048
Masco Corp.	10,224	269,811

		460,859
CAPITAL MARKETS — 2.64%
Affiliated Managers Group Inc.[a]	979	203,534
Ameriprise Financial Inc.	6,138	771,362
Bank of New York Mellon Corp. (The)	56,098	2,434,653
BlackRock Inc.[c]	3,468	1,166,358
Charles Schwab Corp. (The)	20,093	700,844
E*TRADE Financial Corp.[a]	11,641	330,837
Eaton Vance Corp. NVS	2,816	108,022
Franklin Resources Inc.	13,786	627,952
Goldman Sachs Group Inc. (The)	25,702	5,270,709
Invesco Ltd.	13,580	524,188
Legg Mason Inc.	3,832	189,071
Morgan Stanley	65,362	2,538,660
Northern Trust Corp.	7,868	601,823
Raymond James Financial Inc.	4,657	274,763
SEI Investments Co.	2,574	137,220
State Street Corp.	20,505	1,569,863
T Rowe Price Group Inc.	6,389	492,784
TD Ameritrade Holding Corp.	5,238	192,392

		18,135,035
CHEMICALS — 2.02%
Air Products & Chemicals Inc.	5,145	733,214
Airgas Inc.	2,263	230,871
Albemarle Corp.	3,250	176,150
Ashland Inc.	2,426	277,340
Axalta Coating Systems Ltd.[a]	1,936	61,584
Celanese Corp. Series A	5,920	390,246
CF Industries Holdings Inc.	11,210	663,632
Dow Chemical Co. (The)	53,408	2,513,381
Eastman Chemical Co.	7,060	553,504
Ecolab Inc.	6,098	706,209
EI du Pont de Nemours & Co.	27,132	1,512,880
FMC Corp.	4,388	212,994
International Flavors & Fragrances Inc.	1,679	194,076

Security	Shares	Value
LyondellBasell Industries NV Class A	17,552	$1,646,904
Monsanto Co.	10,112	1,030,312
Mosaic Co. (The)	14,036	602,706
PPG Industries Inc.	6,397	693,307
Praxair Inc.	7,944	906,728
Sherwin-Williams Co. (The)	1,253	348,033
Sigma-Aldrich Corp.	2,087	291,366
Westlake Chemical Corp.	1,578	98,578

		13,844,015
COMMERCIAL SERVICES & SUPPLIES — 0.35%
ADT Corp. (The)	9,174	316,778
Cintas Corp.	2,454	209,817
Republic Services Inc.	10,504	446,735
Stericycle Inc.[a]	1,353	190,733
Tyco International PLC	10,866	412,799
Waste Management Inc.	15,703	802,894

		2,379,756
COMMUNICATIONS EQUIPMENT — 1.35%
Cisco Systems Inc.	169,730	4,823,727
F5 Networks Inc.[a]	1,207	161,907
Harris Corp.	4,789	397,200
Juniper Networks Inc.	11,330	321,999
Motorola Solutions Inc.	5,520	332,083
Palo Alto Networks Inc.[a],b	110	20,441
QUALCOMM Inc.	49,503	3,187,498

		9,244,855
CONSTRUCTION & ENGINEERING — 0.23%
Chicago Bridge & Iron Co. NVb	6,633	352,478
Fluor Corp.	11,375	531,781
Jacobs Engineering Group Inc.[a],b	9,725	409,617
Quanta Services Inc.[a]	10,898	301,003

		1,594,879
CONSTRUCTION MATERIALS — 0.06%
Martin Marietta Materials Inc.	1,139	178,618
Vulcan Materials Co.	2,201	200,335

		378,953
CONSUMER FINANCE — 1.32%
Ally Financial Inc.[a]	49,977	1,137,976
American Express Co.	32,876	2,500,549
Capital One Financial Corp.	41,895	3,406,063
Discover Financial Services	21,963	1,225,755
Navient Corp.	32,558	511,161
Synchrony Financial[a]	7,212	247,804

		9,029,308

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
CONTAINERS & PACKAGING — 0.28%
Avery Dennison Corp.	3,521	$214,253
Ball Corp.	4,083	276,991
Crown Holdings Inc.[a]	5,130	264,246
Packaging Corp. of America	3,259	230,705
Sealed Air Corp.	3,842	204,279
WestRock Co.[a]	11,475	723,613

		1,914,087
DISTRIBUTORS — 0.11%
Genuine Parts Co.	5,561	494,651
LKQ Corp.[a]	8,898	279,931

		774,582
DIVERSIFIED CONSUMER SERVICES — 0.03%
H&R Block Inc.	6,818	226,971

		226,971
DIVERSIFIED FINANCIAL SERVICES — 1.54%
Berkshire Hathaway Inc. Class Ba	46,732	6,670,526
CME Group Inc./IL	12,030	1,155,361
Intercontinental Exchange Inc.	2,395	546,156
Leucadia National Corp.	21,738	511,278
McGraw Hill Financial Inc.	1,505	153,134
Moody’s Corp.	2,515	277,731
NASDAQ OMX Group Inc. (The)	4,481	228,665
Voya Financial Inc.	22,331	1,048,441

		10,591,292
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.67%
AT&T Inc.	302,586	10,511,838
CenturyLink Inc.	41,366	1,183,068
Frontier Communications Corp.	80,806	381,404
Level 3 Communications Inc.[a]	5,861	295,980
Verizon Communications Inc.	126,405	5,914,490

		18,286,780
ELECTRIC UTILITIES — 2.23%
American Electric Power Co. Inc.	24,372	1,378,724
Duke Energy Corp.	34,317	2,547,008
Edison International	17,935	1,076,279
Entergy Corp.	12,566	892,437
Eversource Energy	13,671	679,722
Exelon Corp.	54,566	1,751,023
FirstEnergy Corp.	25,551	867,712
NextEra Energy Inc.	16,069	1,690,459
OGE Energy Corp.	8,624	256,650
Pepco Holdings Inc.	11,426	304,846
Pinnacle West Capital Corp.	5,440	335,703
PPL Corp.	32,288	1,027,081

Security	Shares	Value
Southern Co. (The)	36,899	$1,650,492
Xcel Energy Inc.	24,367	844,804

		15,302,940
ELECTRICAL EQUIPMENT — 0.48%
Acuity Brands Inc.	599	120,513
AMETEK Inc.	5,606	297,398
Eaton Corp. PLC	18,682	1,131,756
Emerson Electric Co.	23,625	1,222,594
Rockwell Automation Inc.	3,290	384,206
Sensata Technologies Holding NVa	2,788	143,080

		3,299,547
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.64%
Amphenol Corp. Class A	6,041	340,773
Arrow Electronics Inc.[a]	9,441	548,994
Avnet Inc.	14,730	614,683
Corning Inc.	63,127	1,179,212
Flextronics International Ltd.[a],b	51,340	565,253
FLIR Systems Inc.	4,355	134,091
TE Connectivity Ltd.	13,626	830,096
Trimble Navigation Ltd.[a]	7,100	164,010

		4,377,112
ENERGY EQUIPMENT & SERVICES — 1.55%
Baker Hughes Inc.	21,678	1,260,576
Cameron International Corp.[a]	10,411	525,339
Core Laboratories NV	739	81,016
Diamond Offshore Drilling Inc.	6,221	136,551
Ensco PLC Class A	23,996	397,854
FMC Technologies Inc.[a]	8,505	278,624
Halliburton Co.	41,544	1,736,124
Helmerich & Payne Inc.	6,002	346,555
Nabors Industries Ltd.	30,841	358,064
National Oilwell Varco Inc.	33,495	1,411,144
Oceaneering International Inc.	4,295	171,886
Schlumberger Ltd.	42,694	3,535,917
Weatherford International PLC[a],b	37,385	399,272

		10,638,922
FOOD & STAPLES RETAILING — 3.11%
Costco Wholesale Corp.	17,383	2,525,750
CVS Health Corp.	44,061	4,955,540
Kroger Co. (The)	60,182	2,361,542
Rite Aid Corp.[a]	57,292	510,472
Sysco Corp.	29,937	1,087,012
Wal-Mart Stores Inc.	98,701	7,104,498
Walgreens Boots Alliance Inc.	24,617	2,378,741

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Whole Foods Market Inc.	11,725	$426,790

		21,350,345
FOOD PRODUCTS — 1.69%
Archer-Daniels-Midland Co.	45,811	2,172,358
Bunge Ltd.	14,085	1,124,687
Campbell Soup Co.	5,448	268,641
ConAgra Foods Inc.	14,269	628,692
General Mills Inc.	17,536	1,020,771
Hershey Co. (The)	3,016	280,156
Hormel Foods Corp.	4,010	237,432
JM Smucker Co. (The)	3,433	383,432
Kellogg Co.	7,996	529,095
Keurig Green Mountain Inc.	810	60,782
Kraft Heinz Co. (The)	11,811	938,620
McCormick & Co. Inc./MD	2,846	233,400
Mead Johnson Nutrition Co.	2,912	257,392
Mondelez International Inc. Class A	53,807	2,428,310
Tyson Foods Inc. Class A	20,265	898,753
WhiteWave Foods Co. (The)[a]	1,909	98,543

		11,561,064
HEALTH CARE EQUIPMENT & SUPPLIES — 1.35%
Abbott Laboratories	33,707	1,708,608
Baxter International Inc.	16,811	673,785
Becton Dickinson and Co.	4,512	686,501
Boston Scientific Corp.[a]	19,060	330,500
Cooper Companies Inc. (The)	987	174,699
CR Bard Inc.	1,485	292,025
DENTSPLY International Inc.	4,192	238,567
Edwards Lifesciences Corp.[a]	1,534	233,413
Hologic Inc.[a]	3,620	150,809
Intuitive Surgical Inc.[a]	615	327,900
Medtronic PLC	32,036	2,511,302
ResMed Inc.	2,847	164,984
St. Jude Medical Inc.	6,371	470,307
Stryker Corp.	6,302	644,506
Varian Medical Systems Inc.[a],b	2,492	214,486
Zimmer Biomet Holdings Inc.	4,426	460,614

		9,283,006
HEALTH CARE PROVIDERS & SERVICES — 3.49%
Aetna Inc.	15,178	1,714,659
AmerisourceBergen Corp.	13,449	1,422,232
Anthem Inc.	15,135	2,334,876
Cardinal Health Inc.	23,343	1,983,688
Centene Corp.[a]	2,863	200,782
Cigna Corp.	9,757	1,405,593

Security	Shares	Value
DaVita HealthCare Partners Inc.[a]	5,440	$429,923
Envision Healthcare Holdings Inc.[a]	4,288	192,102
Express Scripts Holding Co.[a],b	32,021	2,884,131
HCA Holdings Inc.[a]	12,168	1,131,746
Henry Schein Inc.[a]	2,562	379,125
Humana Inc.	7,067	1,286,830
Laboratory Corp. of America Holdings[a]	3,102	394,854
McKesson Corp.	10,807	2,383,700
Omnicare Inc.	2,474	239,607
Patterson Companies Inc.	3,061	153,540
Quest Diagnostics Inc.	6,180	456,146
UnitedHealth Group Inc.	37,197	4,515,716
Universal Health Services Inc. Class B	2,869	416,665

		23,925,915
HEALTH CARE TECHNOLOGY — 0.04%
Cerner Corp.[a]	3,856	276,552

		276,552
HOTELS, RESTAURANTS & LEISURE — 1.29%
Aramark	10,110	321,700
Carnival Corp.	15,142	806,917
Chipotle Mexican Grill Inc.[a]	336	249,389
Darden Restaurants Inc.	4,442	327,642
Hilton Worldwide Holdings Inc.[a]	8,354	224,305
Las Vegas Sands Corp.	11,830	662,953
Marriott International Inc./MD Class A	3,991	289,787
McDonald’s Corp.	24,870	2,483,518
MGM Resorts International[a]	10,949	214,819
Norwegian Cruise Line Holdings Ltd.[a]	2,433	151,868
Royal Caribbean Cruises Ltd.	5,992	538,381
Starbucks Corp.	18,330	1,061,857
Starwood Hotels & Resorts Worldwide Inc.	3,982	316,410
Wyndham Worldwide Corp.	3,339	275,534
Wynn Resorts Ltd.	2,450	252,914
Yum! Brands Inc.	7,846	688,565

		8,866,559
HOUSEHOLD DURABLES — 0.53%
DR Horton Inc.	14,506	430,683
Garmin Ltd.	3,708	155,402
Harman International Industries Inc.	1,613	173,656
Jarden Corp.[a]	5,473	301,015

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Leggett & Platt Inc.	3,625	$173,311
Lennar Corp. Class A	6,886	365,233
Mohawk Industries Inc.[a]	1,642	331,011
Newell Rubbermaid Inc.	7,126	308,413
PulteGroup Inc.	24,755	512,924
Toll Brothers Inc.[a]	6,088	236,945
Whirlpool Corp.	3,613	642,139

		3,630,732
HOUSEHOLD PRODUCTS — 1.26%
Church & Dwight Co. Inc.	2,655	229,206
Clorox Co. (The)	2,534	283,656
Colgate-Palmolive Co.	14,451	982,957
Kimberly-Clark Corp.	8,583	986,788
Procter & Gamble Co. (The)	80,407	6,167,217

		8,649,824
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.25%
AES Corp./VA	58,617	750,298
Calpine Corp.[a]	18,783	343,729
NRG Energy Inc.	26,199	588,167

		1,682,194
INDUSTRIAL CONGLOMERATES — 2.12%
3M Co.	14,422	2,182,625
Danaher Corp.	17,061	1,562,105
General Electric Co.	401,522	10,479,724
Roper Technologies Inc.	2,013	336,715

		14,561,169
INSURANCE — 5.20%
ACE Ltd.	19,314	2,100,784
Aflac Inc.	27,777	1,779,117
Alleghany Corp.[a]	1,042	506,548
Allstate Corp. (The)	27,797	1,916,603
American International Group Inc.	108,293	6,943,747
Aon PLC	7,343	739,954
Arch Capital Group Ltd.[a]	6,768	482,965
Arthur J Gallagher & Co.	4,891	231,980
Assurant Inc.	6,772	505,191
Axis Capital Holdings Ltd.	8,162	469,805
Chubb Corp. (The)	12,961	1,611,441
Cincinnati Financial Corp.	7,893	435,773
Everest Re Group Ltd.	3,402	622,974
FNF Group	8,337	325,893
Hartford Financial Services Group Inc. (The)	26,958	1,281,853
Lincoln National Corp.	15,810	890,419

Security	Shares	Value
Loews Corp.	19,634	$748,252
Marsh & McLennan Companies Inc.	14,119	818,055
MetLife Inc.	69,705	3,885,357
PartnerRe Ltd.	4,339	589,931
Principal Financial Group Inc.	12,264	680,775
Progressive Corp. (The)	32,084	978,562
Prudential Financial Inc.	26,237	2,318,301
RenaissanceRe Holdings Ltd.	2,994	321,256
Torchmark Corp.	6,097	375,636
Travelers Companies Inc. (The)	20,645	2,190,847
Unum Group	17,660	632,934
Willis Group Holdings PLC	3,894	181,032
WR Berkley Corp.	6,314	351,816
XL Group PLC	20,114	764,734

		35,682,535
INTERNET & CATALOG RETAIL — 0.61%
Amazon.com Inc.[a]	3,556	1,906,549
Expedia Inc.	2,078	252,352
Liberty Interactive Corp. QVC Group Series Aa	15,935	462,912
Netflix Inc.[a]	4,396	502,507
Priceline Group Inc. (The)[a]	764	950,087
TripAdvisor Inc.[a]	1,131	89,779

		4,164,186
INTERNET SOFTWARE & SERVICES — 2.09%
Akamai Technologies Inc.[a]	2,659	203,972
eBay Inc.[a]	21,881	615,294
Facebook Inc. Class Aa	14,048	1,320,652
Google Inc. Class Aa	8,073	5,307,998
Google Inc. Class Ca	7,005	4,382,398
LinkedIn Corp. Class Aa	550	111,793
Rackspace Hosting Inc.[a]	2,099	71,429
Twitter Inc.[a]	2,041	63,291
VeriSign Inc.[a]	2,072	146,988
Yahoo! Inc.[a]	56,830	2,083,956
Zillow Group Inc. Class Aa,b	198	16,137

		14,323,908
IT SERVICES — 2.57%
Accenture PLC Class A	15,824	1,631,613
Alliance Data Systems Corp.[a]	1,134	311,895
Automatic Data Processing Inc.	8,889	709,075
Cognizant Technology Solutions Corp. Class Aa	10,082	636,174
Computer Sciences Corp.	5,622	367,847
Fidelity National Information Services Inc.	7,732	505,905

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Fiserv Inc.[a]	4,922	$427,525
FleetCor Technologies Inc.[a]	1,005	155,594
Gartner Inc.[a]	1,014	89,810
International Business Machines Corp.	40,637	6,582,788
MasterCard Inc. Class A	12,172	1,185,553
Paychex Inc.	4,917	228,149
PayPal Holdings Inc.[a]	21,881	846,795
Teradata Corp.[a],b	5,365	199,095
Total System Services Inc.	3,879	179,287
Vantiv Inc. Class Aa	2,619	115,236
Visa Inc. Class Ab	27,149	2,045,406
Western Union Co. (The)	18,424	372,902
Xerox Corp.	93,587	1,031,329

		17,621,978
LEISURE PRODUCTS — 0.11%
Hasbro Inc.	2,829	222,755
Mattel Inc.[b]	16,017	371,755
Polaris Industries Inc.	1,370	187,772

		782,282
LIFE SCIENCES TOOLS & SERVICES — 0.37%
Agilent Technologies Inc.	11,481	470,147
Illumina Inc.[a]	655	143,642
Mettler-Toledo International Inc.[a]	475	160,360
Quintiles Transnational Holdings Inc.[a]	2,068	158,657
Thermo Fisher Scientific Inc.	9,760	1,361,813
Waters Corp.[a]	1,709	228,134

		2,522,753
MACHINERY — 1.67%
AGCO Corp.	7,513	413,290
Caterpillar Inc.	33,185	2,609,337
Cummins Inc.	6,728	871,478
Deere & Co.	20,016	1,892,913
Dover Corp.	6,878	440,673
Flowserve Corp.	4,890	229,781
Illinois Tool Works Inc.	9,986	893,447
Ingersoll-Rand PLC	9,137	561,012
PACCAR Inc.	13,734	890,513
Pall Corp.	1,595	201,688
Parker-Hannifin Corp.	5,877	662,632
Pentair PLC	6,735	409,555
Snap-on Inc.	1,400	230,720
Stanley Black & Decker Inc.	5,641	595,069
WABCO Holdings Inc.[a]	1,316	162,487

Security	Shares	Value
Wabtec Corp./DE	1,785	$180,624
Xylem Inc./NY	5,997	207,076

		11,452,295
MEDIA — 3.61%
Cablevision Systems Corp. Class A	9,425	265,974
CBS Corp. Class B NVS	14,764	789,431
Charter Communications Inc. Class Aa,b	1,326	246,450
Comcast Corp. Class A	85,673	5,346,852
Comcast Corp. Class A Special NVS	19,241	1,199,484
Discovery Communications Inc. Class Aa,b	6,764	223,347
Discovery Communications Inc. Class C NVS[a]	9,693	293,698
DISH Network Corp. Class Aa	4,891	316,008
Interpublic Group of Companies Inc. (The)	14,952	318,478
Liberty Global PLC Series Aa	9,190	482,107
Liberty Global PLC Series C NVS[a]	11,627	571,351
Liberty Media Corp. Class Aa	17,185	649,593
Liberty Media Corp. Class Ca	7,033	265,144
News Corp. Class Aa	26,747	393,983
Omnicom Group Inc.	8,035	587,198
Scripps Networks Interactive Inc. Class A	2,885	180,543
Sirius XM Holdings Inc.[a,b]	51,698	204,724
TEGNA Inc.	10,433	303,913
Time Warner Cable Inc.	9,778	1,857,918
Time Warner Inc.	35,677	3,141,003
Twenty-First Century Fox Inc. Class A	42,463	1,464,549
Twenty-First Century Fox Inc. Class B	12,533	420,106
Viacom Inc. Class B NVS	20,110	1,146,270
Walt Disney Co. (The)	34,363	4,123,560

		24,791,684
METALS & MINING — 0.40%
Alcoa Inc.	57,279	565,344
Freeport-McMoRan Inc.	81,745	960,504
Newmont Mining Corp.	30,178	518,156
Nucor Corp.	15,400	679,756

		2,723,760
MULTI-UTILITIES — 1.25%
Alliant Energy Corp.	4,782	294,141

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Ameren Corp.	12,927	$531,041
CenterPoint Energy Inc.	24,306	470,078
CMS Energy Corp.	11,650	399,129
Consolidated Edison Inc.	15,524	987,171
Dominion Resources Inc./VA	13,677	980,641
DTE Energy Co.	8,990	723,335
MDU Resources Group Inc.	12,133	236,715
PG&E Corp.	22,669	1,190,349
Public Service Enterprise Group Inc.	23,550	981,329
SCANA Corp.	6,828	374,174
Sempra Energy	7,630	776,582
WEC Energy Group Inc.	12,726	623,574

		8,568,259
MULTILINE RETAIL — 0.87%
Dollar General Corp.	10,093	811,174
Dollar Tree Inc.[a]	6,222	485,503
Kohl’s Corp.	12,292	753,746
Macy’s Inc.	16,213	1,119,670
Nordstrom Inc.	5,223	398,567
Target Corp.	29,372	2,404,098

		5,972,758
OIL, GAS & CONSUMABLE FUELS — 10.43%
Anadarko Petroleum Corp.	21,222	1,577,856
Antero Resources Corp.[a]	1,663	45,749
Apache Corp.	29,344	1,345,716
Cabot Oil & Gas Corp.	5,611	146,784
Cheniere Energy Inc.[a]	131	9,035
Chesapeake Energy Corp.[b]	91,457	792,018
Chevron Corp.	149,497	13,227,495
Cimarex Energy Co.	3,376	351,509
Cobalt International Energy Inc.[a]	5,942	45,813
Columbia Pipeline Group Inc.	9,409	274,555
Concho Resources Inc.[a]	3,751	399,707
ConocoPhillips	79,718	4,013,004
CONSOL Energy Inc.	10,635	175,690
Continental Resources Inc./OKa	3,369	112,558
Devon Energy Corp.	23,098	1,141,503
Energen Corp.	3,920	216,384
EOG Resources Inc.	20,389	1,573,827
EQT Corp.	3,468	266,516
Exxon Mobil Corp.	274,874	21,772,769
Hess Corp.	25,662	1,514,315
HollyFrontier Corp.	16,501	796,338
Kinder Morgan Inc./DE	34,606	1,198,752
Marathon Oil Corp.	54,777	1,150,865
Marathon Petroleum Corp.	49,661	2,714,967

Security	Shares	Value
Murphy Oil Corp.	17,268	$566,218
Noble Energy Inc.	24,192	852,284
Occidental Petroleum Corp.	43,593	3,060,229
ONEOK Inc.	7,632	288,413
Phillips 66	56,260	4,472,670
Pioneer Natural Resources Co.	3,938	499,220
Range Resources Corp.	4,851	190,838
Southwestern Energy Co.[a],b	14,834	275,912
Spectra Energy Corp.	19,108	578,208
Tesoro Corp.	10,445	1,016,716
Valero Energy Corp.	61,790	4,053,424
Whiting Petroleum Corp.[a]	12,960	265,550
Williams Companies Inc. (The)	11,234	589,560

		71,572,967
PAPER & FOREST PRODUCTS — 0.13%
International Paper Co.	19,106	914,604

		914,604
PERSONAL PRODUCTS — 0.08%
Edgewell Personal Care Co.	2,004	191,803
Estee Lauder Companies Inc. (The) Class A	4,131	368,113

		559,916
PHARMACEUTICALS — 3.98%
AbbVie Inc.	23,737	1,661,827
Allergan PLC[a]	4,579	1,516,336
Bristol-Myers Squibb Co.	21,311	1,398,854
Eli Lilly & Co.	26,529	2,241,966
Endo International PLC[a]	3,305	289,320
Hospira Inc.[a]	2,368	211,818
Jazz Pharmaceuticals PLC[a]	654	125,725
Johnson & Johnson	72,274	7,242,577
Mallinckrodt PLC[a]	1,452	179,990
Merck & Co. Inc.	72,223	4,258,268
Mylan NVa	5,907	330,733
Perrigo Co. PLC	2,310	443,982
Pfizer Inc.	196,947	7,101,909
Zoetis Inc.	5,850	286,533

		27,289,838
PROFESSIONAL SERVICES — 0.28%
Dun & Bradstreet Corp. (The)	1,024	127,764
Equifax Inc.	2,082	212,635
IHS Inc. Class Aa	1,202	150,286
ManpowerGroup Inc.	5,581	504,969
Nielsen NV	8,322	403,284
Robert Half International Inc.	2,991	164,595

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Towers Watson & Co. Class A	1,725	$218,696
Verisk Analytics Inc. Class Aa	1,938	151,377

		1,933,606
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.73%
American Capital Agency Corp.	27,534	530,305
American Tower Corp.	5,571	529,858
Annaly Capital Management Inc.	114,504	1,139,315
AvalonBay Communities Inc.	2,368	408,101
Boston Properties Inc.	2,728	336,308
Brixmor Property Group Inc.	3,685	90,172
Camden Property Trust	1,994	158,782
Communications Sales & Leasing Inc.[a]	8,900	185,565
Crown Castle International Corp.	4,794	392,677
Digital Realty Trust Inc.[b]	3,229	207,528
Duke Realty Corp.	7,046	142,118
Equinix Inc.	624	174,040
Equity Residential	5,987	447,887
Essex Property Trust Inc.	1,025	230,533
Extra Space Storage Inc.	1,468	107,927
Federal Realty Investment Trust	824	112,715
General Growth Properties Inc.	7,679	208,408
HCP Inc.	15,603	602,900
Health Care REIT Inc.	7,478	518,749
Host Hotels & Resorts Inc.	21,061	408,162
Iron Mountain Inc.	4,382	131,679
Kimco Realty Corp.	9,861	243,665
Liberty Property Trust	4,155	141,395
Macerich Co. (The)	3,644	288,459
Plum Creek Timber Co. Inc.	3,513	144,033
Prologis Inc.	14,062	571,058
Public Storage	1,959	401,948
Realty Income Corp.	4,570	220,685
Regency Centers Corp.[b]	1,301	83,225
Simon Property Group Inc.	4,266	798,680
SL Green Realty Corp.	2,386	274,724
UDR Inc.	3,767	127,362
Ventas Inc.	7,294	489,354
VEREIT Inc.[b]	32,280	282,773
Vornado Realty Trust	2,569	250,606
Weyerhaeuser Co.	15,432	473,608

		11,855,304
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.10%
CBRE Group Inc. Class Aa	7,258	275,586
Jones Lang LaSalle Inc.	1,367	243,381
Realogy Holdings Corp.[a]	3,721	169,380

		688,347

Security	Shares	Value
ROAD & RAIL — 0.74%
CSX Corp.	32,358	$1,012,158
Hertz Global Holdings Inc.[a]	15,461	262,682
JB Hunt Transport Services Inc.	2,311	194,401
Kansas City Southern	2,971	294,694
Norfolk Southern Corp.	11,918	1,005,045
Union Pacific Corp.	23,464	2,289,852

		5,058,832
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
Altera Corp.	5,619	279,039
Analog Devices Inc.	5,864	342,047
Applied Materials Inc.	30,044	521,564
Avago Technologies Ltd.	2,491	311,724
Broadcom Corp. Class A	13,279	672,050
Freescale Semiconductor Ltd.[a]	1,003	39,990
Intel Corp.	194,801	5,639,489
KLA-Tencor Corp.	4,496	238,513
Lam Research Corp.	3,917	301,100
Linear Technology Corp.	4,015	164,615
Marvell Technology Group Ltd.	16,974	211,156
Maxim Integrated Products Inc.	7,068	240,595
Microchip Technology Inc.	3,857	165,234
Micron Technology Inc.[a]	29,045	537,623
NVIDIA Corp.	17,254	344,217
Qorvo Inc.[a]	1,822	105,585
Skyworks Solutions Inc.	2,045	195,645
SunEdison Inc.[a],b	1,364	31,754
Texas Instruments Inc.	23,398	1,169,432
Xilinx Inc.	5,988	249,999

		11,761,371
SOFTWARE — 2.57%
Activision Blizzard Inc.	14,744	380,248
Adobe Systems Inc.[a]	5,072	415,853
ANSYS Inc.[a]	1,744	164,198
Autodesk Inc.[a]	2,865	144,912
CA Inc.	12,907	376,045
CDK Global Inc.	1,146	59,179
Citrix Systems Inc.[a]	3,395	256,696
Electronic Arts Inc.[a]	2,788	199,481
FireEye Inc.[a],b	624	27,762
Intuit Inc.	3,629	383,839
Microsoft Corp.	213,793	9,984,133
NetSuite Inc.[a],b	66	6,523
Nuance Communications Inc.[a]	5,542	100,477

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
Oracle Corp.	97,095	$3,877,974
Red Hat Inc.[a]	1,473	116,485
salesforce.com inc.[a]	2,552	187,062
ServiceNow Inc.[a,b]	216	17,388
Splunk Inc.[a]	337	23,570
Symantec Corp.	25,505	579,984
Synopsys Inc.[a]	4,042	205,495
VMware Inc. Class Aa,b	1,280	114,086
Workday Inc. Class Aa,b	208	17,541

		17,638,931
SPECIALTY RETAIL — 2.02%
Advance Auto Parts Inc.	2,052	357,479
AutoNation Inc.[a]	4,494	280,156
AutoZone Inc.[a]	679	475,938
Bed Bath & Beyond Inc.[a]	8,138	530,842
Best Buy Co. Inc.	29,557	954,396
CarMax Inc.[a,b]	5,436	350,676
Dick’s Sporting Goods Inc.	3,842	195,865
Foot Locker Inc.	5,095	359,452
GameStop Corp. Class Ab	8,318	381,380
Gap Inc. (The)	11,767	429,260
Home Depot Inc. (The)	29,130	3,409,084
L Brands Inc.	4,682	377,931
Lowe’s Companies Inc.	26,796	1,858,571
O’Reilly Automotive Inc.[a]	1,665	400,116
Ross Stores Inc.	9,773	519,533
Signet Jewelers Ltd.[b]	1,868	226,439
Staples Inc.	46,930	690,340
Tiffany & Co.	3,425	327,773
TJX Companies Inc. (The)	17,467	1,219,546
Tractor Supply Co.	2,427	224,546
Ulta Salon Cosmetics & Fragrance Inc.[a]	944	156,732
Urban Outfitters Inc.[a],b	4,124	134,525

		13,860,580
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.82%
Apple Inc.	140,473	17,039,375
EMC Corp./MA	73,661	1,980,744
Hewlett-Packard Co.	145,332	4,435,533
NetApp Inc.	11,564	360,219
SanDisk Corp.	8,628	520,182
Seagate Technology PLC	19,103	966,612
Western Digital Corp.	10,493	903,027

		26,205,692

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.53%
Coach Inc.	11,778	$367,474
Hanesbrands Inc.	6,653	206,443
lululemon athletica Inc.[a,b]	1,737	109,188
Michael Kors Holdings Ltd.[a]	5,204	218,516
NIKE Inc. Class B	11,441	1,318,232
PVH Corp.	3,432	398,249
Ralph Lauren Corp.	2,359	296,974
Under Armour Inc. Class Aa	1,284	127,540
VF Corp.	8,148	628,129

		3,670,745
THRIFTS & MORTGAGE FINANCE — 0.12%
Hudson City Bancorp Inc.	29,460	303,732
New York Community Bancorp Inc.[b]	26,654	507,226

		810,958
TOBACCO — 0.85%
Altria Group Inc.	37,848	2,058,174
Philip Morris International Inc.	36,314	3,105,936
Reynolds American Inc.	7,388	633,817

		5,797,927
TRADING COMPANIES & DISTRIBUTORS — 0.12%
Fastenal Co.[b]	5,374	224,956
United Rentals Inc.[a]	3,449	231,048
WW Grainger Inc.	1,728	395,211

		851,215
WATER UTILITIES — 0.05%
American Water Works Co. Inc.	6,181	320,856

		320,856
WIRELESS TELECOMMUNICATION SERVICES — 0.11%
SBA Communications Corp. Class Aa	660	79,675
Sprint Corp.[a],b	56,705	191,096
T-Mobile U.S. Inc.[a]	11,104	451,489

		722,260

TOTAL COMMON STOCKS
(Cost: $656,072,983)		685,041,205

SHORT-TERM INVESTMENTS — 1.36%

MONEY MARKET FUNDS — 1.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c],d,e	8,380,077	8,380,077
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c],d,e	462,975	462,975

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2015

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c],d	469,539	$469,539

		9,312,591

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,312,591)		9,312,591

TOTAL INVESTMENTS IN SECURITIES — 101.23%
(Cost: $665,385,574)		694,353,796
Other Assets, Less Liabilities — (1.23)%		(8,440,732)

NET ASSETS — 100.00%		$685,913,064

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares MSCI International Developed Momentum Factor ETF	iShares MSCI International Developed Quality Factor ETF	iShares MSCI International Developed Size Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,152,807	$5,154,639	$4,996,142
Affiliated (Note 2)	2,576	18,467	4,031

Total cost of investments	$5,155,383	$5,173,106	$5,000,173

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,481,479	$5,375,480	$4,969,634
Affiliated (Note 2)	2,576	18,467	4,031

Total fair value of investments	5,484,055	5,393,947	4,973,665
Foreign currency, at value[b]	—	8,373	4,096
Receivables:
Investment securities sold	18,114	—	—
Dividends and interest	7,113	9,954	5,687

Total Assets	5,509,282	5,412,274	4,983,448

LIABILITIES
Payables:
Due to custodian	11,983	—	—
Collateral for securities on loan (Note 1)	—	18,320	—
Investment advisory fees (Note 2)	1,382	1,356	1,342

Total Liabilities	13,365	19,676	1,342

NET ASSETS	$5,495,917	$5,392,598	$4,982,106

Net assets consist of:
Paid-in capital	$5,115,110	$5,134,857	$4,999,832
Undistributed net investment income	289	6,215	8,965
Undistributed net realized gain (accumulated net realized loss)	51,826	30,742	(125)
Net unrealized appreciation (depreciation)	328,692	220,784	(26,566)

NET ASSETS	$5,495,917	$5,392,598	$4,982,106

Shares outstanding[c]	200,000	200,000	200,000

Net asset value per share	$27.48	$26.96	$24.91

[a]	Securities on loan with values of $ —, $17,199 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $8,442 and $4,093, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares MSCI International Developed Value Factor ETF	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,458,557	$736,154,501	$1,056,173,351
Affiliated (Note 2)	1,994	6,028,131	13,780,338

Total cost of investments	$2,460,551	$742,182,632	$1,069,953,689

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,471,678	$799,431,714	$1,119,056,642
Affiliated (Note 2)	1,994	6,028,131	13,780,338

Total fair value of investments	2,473,672	805,459,845	1,132,836,980
Receivables:
Investment securities sold	9,304	—	—
Dividends	1,607	200,514	327,630
Capital shares sold	—	25,471	—

Total Assets	2,484,583	805,685,830	1,133,164,610

LIABILITIES
Payables:
Investment securities purchased	—	178,228	—
Due to custodian	8,236	—	—
Collateral for securities on loan (Note 1)	—	4,702,493	12,639,317
Investment advisory fees (Note 2)	663	90,774	138,211

Total Liabilities	8,899	4,971,495	12,777,528

NET ASSETS	$2,475,684	$800,714,335	$1,120,387,082

Net assets consist of:
Paid-in capital	$2,459,983	$744,935,680	$1,072,676,232
Undistributed net investment income	2,160	508,982	342,368
Undistributed net realized gain (accumulated net realized loss)	406	(8,007,540)	(15,514,809)
Net unrealized appreciation	13,135	63,277,213	62,883,291

NET ASSETS	$2,475,684	$800,714,335	$1,120,387,082

Shares outstanding[b]	100,000	10,800,000	17,250,000

Net asset value per share	$24.76	$74.14	$64.95

[a]	Securities on loan with values of $ —, $4,613,953 and $12,238,176, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares MSCI USA Size Factor ETF	iShares MSCI USA Value Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$214,011,844	$651,782,526
Affiliated (Note 2)	4,880,475	13,603,048

Total cost of investments	$218,892,319	$665,385,574

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$236,151,584	$680,166,392
Affiliated (Note 2)	4,990,309	14,187,404

Total fair value of investments	241,141,893	694,353,796
Receivables:
Dividends and interest	186,151	728,502

Total Assets	241,328,044	695,082,298

LIABILITIES
Payables:
Investment securities purchased	116,038	238,273
Collateral for securities on loan (Note 1)	3,910,979	8,843,052
Investment advisory fees (Note 2)	29,936	87,909

Total Liabilities	4,056,953	9,169,234

NET ASSETS	$237,271,091	$685,913,064

Net assets consist of:
Paid-in capital	$217,140,444	$661,790,420
Undistributed net investment income	154,164	1,051,321
Accumulated net realized loss	(2,273,091)	(5,896,899)
Net unrealized appreciation	22,249,574	28,968,222

NET ASSETS	$237,271,091	$685,913,064

Shares outstanding[b]	3,550,000	10,400,000

Net asset value per share	$66.84	$65.95

[a]	Securities on loan with values of $3,797,109 and $8,539,607, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI International Developed Momentum Factor ETF[a]	iShares MSCI International Developed Quality Factor ETF[a]	iShares MSCI International Developed Size Factor ETF[b]

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$69,970	$123,145	$10,931
Securities lending income — affiliated — net (Note 2)	111	338	—

Total investment income	70,081	123,483	10,931

EXPENSES
Investment advisory fees (Note 2)	8,888	8,895	1,839

Total expenses	8,888	8,895	1,839

Net investment income	61,193	114,588	9,092

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	51,826	31,647	(125)
Foreign currency transactions	(1,006)	(160)	(127)

Net realized gain (loss)	50,820	31,487	(252)

Net change in unrealized appreciation/depreciation on:
Investments	328,672	220,841	(26,508)
Translation of assets and liabilities in foreign currencies	20	(57)	(58)

Net change in unrealized appreciation/depreciation	328,692	220,784	(26,566)

Net realized and unrealized gain (loss)	379,512	252,271	(26,818)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$440,705	$366,859	$(17,726)

[a]	For the period from January 13, 2015 (commencement of operations) to July 31, 2015.
[b]	For the period from June 16, 2015 (commencement of operations) to July 31, 2015.
[c]	Net of foreign withholding tax of $9,066, $10,331 and $1,888, respectively.

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI International Developed Value Factor ETF[a]	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$3,093	$7,586,704	$14,849,687
Interest — affiliated (Note 2)	—	33	58
Securities lending income — affiliated — net (Note 2)	—	2,995	44,761

Total investment income	3,093	7,589,732	14,894,506

EXPENSES
Investment advisory fees (Note 2)	908	780,184	1,306,369

Total expenses	908	780,184	1,306,369

Net investment income	2,185	6,809,548	13,588,137

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	406	(7,426,300)	(13,992,248)
In-kind redemptions — unaffiliated	—	47,322,041	75,143,492
Foreign currency transactions	(25)	—	—

Net realized gain	381	39,895,741	61,151,244

Net change in unrealized appreciation/depreciation on:
Investments	13,121	44,111,308	33,933,688
Translation of assets and liabilities in foreign currencies	14	—	—

Net change in unrealized appreciation/depreciation	13,135	44,111,308	33,933,688

Net realized and unrealized gain	13,516	84,007,049	95,084,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,701	$90,816,597	$108,673,069

[a]	For the period from June 16, 2015 (commencement of operations) to July 31, 2015.
[b]	Net of foreign withholding tax of $301, $2,333 and $1,557, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2015

	iShares MSCI USA Size Factor ETF	iShares MSCI USA Value Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$4,210,691	$11,924,536
Dividends — affiliated (Note 2)	16,961	85,396
Interest — affiliated (Note 2)	15	41
Securities lending income — affiliated — net (Note 2)	30,268	44,251

Total investment income	4,257,935	12,054,224

EXPENSES
Investment advisory fees (Note 2)	319,518	823,845

Total expenses	319,518	823,845

Net investment income	3,938,417	11,230,379

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,109,326)	(5,782,856)
Investments — affiliated (Note 2)	(50)	(638)
In-kind redemptions — unaffiliated	15,294,755	19,999,105
In-kind redemptions — affiliated (Note 2)	39,821	100,886

Net realized gain	13,225,200	14,316,497

Net change in unrealized appreciation/depreciation	6,364,204	9,401,281

Net realized and unrealized gain	19,589,404	23,717,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,527,821	$34,948,157

[a]	Net of foreign withholding tax of $1,848 and $1,099, respectively.

See notes to financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI International Developed Momentum Factor ETF	iShares MSCI International Developed Quality Factor ETF
	Period from January 13, 2015[a] to July 31, 2015	Period from January 13, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$61,193	$114,588
Net realized gain	50,820	31,487
Net change in unrealized appreciation/depreciation	328,692	220,784

Net increase in net assets resulting from operations	440,705	366,859

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(59,898)	(109,118)

Total distributions to shareholders	(59,898)	(109,118)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,115,110	5,134,857

Net increase in net assets from capital share transactions	5,115,110	5,134,857

INCREASE IN NET ASSETS	5,495,917	5,392,598

NET ASSETS
Beginning of period	—	—

End of period	$5,495,917	$5,392,598

Undistributed net investment income included in net assets at end of period	$289	$6,215

SHARES ISSUED
Shares sold	200,000	200,000

Net increase in shares outstanding	200,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI International Developed Size Factor ETF	iShares MSCI International Developed Value Factor ETF
	Period from June 16, 2015[a] to July 31, 2015	Period from June 16, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,092	$2,185
Net realized gain (loss)	(252)	381
Net change in unrealized appreciation/depreciation	(26,566)	13,135

Net increase (decrease) in net assets resulting from operations	(17,726)	15,701

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,999,832	2,459,983

Net increase in net assets from capital share transactions	4,999,832	2,459,983

INCREASE IN NET ASSETS	4,982,106	2,475,684

NET ASSETS
Beginning of period	—	—

End of period	$4,982,106	$2,475,684

Undistributed net investment income included in net assets at end of period	$8,965	$2,160

SHARES ISSUED
Shares sold	200,000	100,000

Net increase in shares outstanding	200,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA Momentum Factor ETF		iShares MSCI USA Quality Factor ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,809,548	$2,536,265	$13,588,137	$4,312,382
Net realized gain	39,895,741	13,200,183	61,151,244	3,179,645
Net change in unrealized appreciation/depreciation	44,111,308	13,642,071	33,933,688	28,835,195

Net increase in net assets resulting from operations	90,816,597	29,378,519	108,673,069	36,327,222

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,457,933)	(2,581,811)	(13,400,594)	(4,171,479)

Total distributions to shareholders	(6,457,933)	(2,581,811)	(13,400,594)	(4,171,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	763,464,460	285,175,842	954,790,254	347,221,177
Cost of shares redeemed	(353,634,618)	(146,710,504)	(368,073,960)	(51,199,017)

Net increase in net assets from capital share transactions	409,829,842	138,465,338	586,716,294	296,022,160

INCREASE IN NET ASSETS	494,188,506	165,262,046	681,988,769	328,177,903

NET ASSETS
Beginning of year	306,525,829	141,263,783	438,398,313	110,220,410

End of year	$800,714,335	$306,525,829	$1,120,387,082	$438,398,313

Undistributed net investment income included in net assets at end of year	$508,982	$157,367	$342,368	$154,825

SHARES ISSUED AND REDEEMED
Shares sold	10,950,000	4,800,000	15,350,000	6,300,000
Shares redeemed	(5,050,000)	(2,500,000)	(5,700,000)	(900,000)

Net increase in shares outstanding	5,900,000	2,300,000	9,650,000	5,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA Size Factor ETF		iShares MSCI USA Value Factor ETF
	Year ended July 31, 2015	Year ended July 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,938,417	$2,383,863	$11,230,379	$2,621,699
Net realized gain	13,225,200	3,553,332	14,316,497	4,528,487
Net change in unrealized appreciation/depreciation	6,364,204	10,229,408	9,401,281	11,736,339

Net increase in net assets resulting from operations	23,527,821	16,166,603	34,948,157	18,886,525

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,894,221)	(2,472,309)	(10,417,904)	(2,566,358)

Total distributions to shareholders	(3,894,221)	(2,472,309)	(10,417,904)	(2,566,358)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	147,527,048	20,192,954	575,007,311	51,583,534
Cost of shares redeemed	(59,541,288)	(14,579,403)	(72,734,700)	(20,801,735)

Net increase in net assets from capital share transactions	87,985,760	5,613,551	502,272,611	30,781,799

INCREASE IN NET ASSETS	107,619,360	19,307,845	526,802,864	47,101,966

NET ASSETS
Beginning of year	129,651,731	110,343,886	159,110,200	112,008,234

End of year	$237,271,091	$129,651,731	$685,913,064	$159,110,200

Undistributed net investment income included in net assets at end of year	$154,164	$109,968	$1,051,321	$238,846

SHARES ISSUED AND REDEEMED
Shares sold	2,300,000	350,000	8,950,000	850,000
Shares redeemed	(900,000)	(250,000)	(1,100,000)	(350,000)

Net increase in shares outstanding	1,400,000	100,000	7,850,000	500,000

See notes to financial statements.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI International Developed Momentum Factor ETF

Period from Jan. 13, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.57

Income from investment operations:
Net investment income[b]	0.31
Net realized and unrealized gain[c]	1.90

Total from investment operations	2.21

Less distributions from:
Net investment income	(0.30)

Total distributions	(0.30)

Net asset value, end of period	$27.48

Total return	8.63%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,496
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	2.07%
Portfolio turnover rate[f]	55%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI International Developed Quality Factor ETF

Period from Jan. 13, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.67

Income from investment operations:
Net investment income[b]	0.57
Net realized and unrealized gain[c]	1.27

Total from investment operations	1.84

Less distributions from:
Net investment income	(0.55)

Total distributions	(0.55)

Net asset value, end of period	$26.96

Total return	7.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,393
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	3.86%
Portfolio turnover rate[f]	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI International Developed Size Factor ETF

Period from Jun. 16, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[b]	0.05
Net realized and unrealized loss[c]	(0.14)

Total from investment operations	(0.09)

Net asset value, end of period	$24.91

Total return	(0.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,982
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	1.48%
Portfolio turnover rate[f]	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI International Developed Value Factor ETF

Period from Jun. 16, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.60

Income from investment operations:
Net investment income[b]	0.02
Net realized and unrealized gain[c]	0.14

Total from investment operations	0.16

Net asset value, end of period	$24.76

Total return	0.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,476
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	0.72%
Portfolio turnover rate[f]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Momentum Factor ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$62.56	$54.33	$51.62

Income from investment operations:
Net investment income[b]	0.91	0.70	0.29
Net realized and unrealized gain[c]	11.52	8.24	2.62

Total from investment operations	12.43	8.94	2.91

Less distributions from:
Net investment income	(0.85)	(0.71)	(0.20)

Total distributions	(0.85)	(0.71)	(0.20)

Net asset value, end of period	$74.14	$62.56	$54.33

Total return	19.97%	16.54%	5.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$800,714	$306,526	$141,264
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.31%	1.18%	1.88%
Portfolio turnover rate[f]	106%	123%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Quality Factor ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Jul. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$57.68	$50.10	$50.04

Income from investment operations:
Net investment income[b]	0.98	0.85	0.01
Net realized and unrealized gain[c]	7.23	7.51	0.05

Total from investment operations	8.21	8.36	0.06

Less distributions from:
Net investment income	(0.94)	(0.78)	–

Total distributions	(0.94)	(0.78)	–

Net asset value, end of period	$64.95	$57.68	$50.10

Total return	14.30%	16.76%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,120,387	$438,398	$110,220
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.56%	1.52%	0.31%
Portfolio turnover rate[f]	26%	27%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Size Factor ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$60.30	$53.83	$50.68

Income from investment operations:
Net investment income[b]	1.21	1.13	0.31
Net realized and unrealized gain[c]	6.53	6.51	3.05

Total from investment operations	7.74	7.64	3.36

Less distributions from:
Net investment income	(1.20)	(1.17)	(0.21)

Total distributions	(1.20)	(1.17)	(0.21)

Net asset value, end of period	$66.84	$60.30	$53.83

Total return	12.89%	14.31%	6.66%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$237,271	$129,652	$110,344
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.85%	1.97%	2.05%
Portfolio turnover rate[f]	22%	13%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Value Factor ETF

	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$62.40	$54.64	$50.26

Income from investment operations:
Net investment income[b]	1.34	1.20	0.30
Net realized and unrealized gain[c]	3.37	7.72	4.29

Total from investment operations	4.71	8.92	4.59

Less distributions from:
Net investment income	(1.16)	(1.16)	(0.21)

Total distributions	(1.16)	(1.16)	(0.21)

Net asset value, end of period	$65.95	$62.40	$54.64

Total return	7.56%	16.47%	9.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$685,913	$159,110	$112,008
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.04%	2.04%	1.98%
Portfolio turnover rate[f]	15%	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI International Developed Momentum Factor[a]	Non-diversified
MSCI International Developed Quality Factor[a]	Non-diversified
MSCI International Developed Size Factor[b]	Non-diversified

iShares ETF	Diversification Classification
MSCI International Developed Value Factor[b]	Non-diversified
MSCI USA Momentum Factor	Diversified
MSCI USA Quality Factor	Non-diversified
MSCI USA Size Factor	Diversified
MSCI USA Value Factor	Diversified

[a]	The Fund commenced operations on January 13, 2015.
[b]	The Fund commenced operations on June 16, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI International Developed Momentum Factor
Assets:
Common Stocks	$5,448,546	$—	$—	$5,448,546
Preferred Stocks	32,933	—	—	32,933
Money Market Funds	2,576	—	—	2,576

	$5,484,055	$—	$—	$5,484,055

MSCI International Developed Quality Factor
Assets:
Common Stocks	$5,362,352	$132	$—	$5,362,484
Preferred Stocks	12,996	—	—	12,996
Money Market Funds	18,467	—	—	18,467

	$5,393,815	$132	$—	$5,393,947

MSCI International Developed Size Factor
Assets:
Common Stocks	$4,944,622	$—	$—	$4,944,622
Preferred Stocks	25,012	—	—	25,012
Money Market Funds	4,031	—	—	4,031

	$4,973,665	$—	$—	$4,973,665

MSCI International Developed Value Factor
Assets:
Common Stocks	$2,445,794	$—	$—	$2,445,794
Preferred Stocks	25,884	—	—	25,884
Money Market Funds	1,994	—	—	1,994

	$2,473,672	$—	$—	$2,473,672

MSCI USA Momentum Factor
Assets:
Common Stocks	$799,431,714	$—	$—	$799,431,714
Money Market Funds	6,028,131	—	—	6,028,131

	$805,459,845	$—	$—	$805,459,845

MSCI USA Quality Factor
Assets:
Common Stocks	$1,119,056,642	$—	$—	$1,119,056,642
Money Market Funds	13,780,338	—	—	13,780,338

	$1,132,836,980	$—	$—	$1,132,836,980

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI USA Size Factor
Assets:
Common Stocks	$237,068,350	$—	$—	$237,068,350
Money Market Funds	4,073,543	—	—	4,073,543

	$241,141,893	$—	$—	$241,141,893

MSCI USA Value Factor
Assets:
Common Stocks	$685,041,205	$—	$—	$685,041,205
Money Market Funds	9,312,591	—	—	9,312,591

	$694,353,796	$—	$—	$694,353,796

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI International Developed Quality Factor	$17,199	$17,199	$—
MSCI USA Momentum Factor	4,613,953	4,613,953	—
MSCI USA Quality Factor	12,238,176	12,238,176	—
MSCI USA Size Factor	3,797,109	3,797,109	—
MSCI USA Value Factor	8,539,607	8,539,607	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. The guidance did not have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI International Developed Momentum Factor	0.30%
MSCI International Developed Quality Factor	0.30
MSCI International Developed Size Factor	0.30
MSCI International Developed Value Factor	0.30

iShares ETF	Investment Advisory Fee
MSCI USA Momentum Factor	0.15%
MSCI USA Quality Factor	0.15
MSCI USA Size Factor	0.15
MSCI USA Value Factor	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, and iShares MSCI USA Value Factor ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares MSCI International Developed Momentum Factor ETF, iShares MSCI International Developed Quality Factor ETF, iShares MSCI International Developed Size Factor ETF, and iShares MSCI International Developed Value Factor ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Group 1 Fund retained 70% of securities lending income and each Group 2 Fund retained 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and each Group 2 Fund retained 80% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI International Developed Momentum Factor	$28
MSCI International Developed Quality Factor	94
MSCI USA Momentum Factor	1,596
MSCI USA Quality Factor	21,278
MSCI USA Size Factor	13,987
MSCI USA Value Factor	20,689

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trades for the year ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI USA Size Factor
BlackRock Inc.	629	714	(270)	1,073	$360,871	$7,733	$18,758
PNC Financial Services Group Inc. (The)	2,429	4,266	(1,033)	5,662	555,895	9,228	21,013

					$916,766	$16,961	$39,771

MSCI USA Value Factor
BlackRock Inc.	937	3,237	(706)	3,468	$1,166,358	$22,137	$46,274
PNC Financial Services Group Inc. (The)	9,159	33,087	(4,474)	37,772	3,708,455	63,259	53,974

					$4,874,813	$85,396	$100,248

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI International Developed Momentum Factor	$3,090,350	$2,954,399
MSCI International Developed Quality Factor	1,245,711	871,050
MSCI International Developed Size Factor	21,980	5,592
MSCI International Developed Value Factor	22,098	21,873
MSCI USA Momentum Factor	581,487,054	570,472,473
MSCI USA Quality Factor	226,635,112	231,022,142
MSCI USA Size Factor	47,955,612	46,084,442
MSCI USA Value Factor	84,502,012	80,775,995

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI International Developed Momentum Factor	$4,963,826	$—
MSCI International Developed Quality Factor	4,751,463	—
MSCI International Developed Size Factor	4,983,332	—
MSCI International Developed Value Factor	2,457,483	—
MSCI USA Momentum Factor	761,617,451	351,991,172
MSCI USA Quality Factor	952,477,259	361,927,964
MSCI USA Size Factor	146,579,241	59,080,502
MSCI USA Value Factor	573,054,055	72,019,981

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares MSCI International Developed Momentum Factor ETF, iShares MSCI International Developed Quality Factor ETF, iShares MSCI International Developed Size Factor ETF, and iShares MSCI International Developed Value Factor ETF each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI International Developed Momentum Factor	$—	$(1,006)	$1,006
MSCI International Developed Quality Factor	—	745	(745)
MSCI International Developed Size Factor	—	(127)	127
MSCI International Developed Value Factor	—	(25)	25
MSCI USA Momentum Factor	46,733,119	—	(46,733,119)
MSCI USA Quality Factor	74,476,238	—	(74,476,238)
MSCI USA Size Factor	15,128,947	—	(15,128,947)
MSCI USA Value Factor	19,975,072	—	(19,975,072)

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI International Developed Momentum Factor
Ordinary income	$59,898	$—

MSCI International Developed Quality Factor
Ordinary income	$109,118	$—

MSCI USA Momentum Factor
Ordinary income	$6,457,933	$2,581,811

MSCI USA Quality Factor
Ordinary income	$13,400,594	$4,171,479

MSCI USA Size Factor
Ordinary income	$3,894,221	$2,472,309

MSCI USA Value Factor
Ordinary income	$10,417,904	$2,566,358

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI International Developed Momentum Factor	$56,606	$—	$324,201	$—	$380,807
MSCI International Developed Quality Factor	38,120	—	219,621	—	257,741
MSCI International Developed Size Factor	10,658	(125)	(28,259)	—	(17,726)
MSCI International Developed Value Factor	2,684	–	13,017	—	15,701
MSCI USA Momentum Factor	508,982	(864,107)	62,823,268	(6,689,488)	55,778,655
MSCI USA Quality Factor	342,368	(2,149,031)	58,689,391	(9,171,878)	47,710,850
MSCI USA Size Factor	154,164	(226,751)	21,477,489	(1,274,255)	20,130,647
MSCI USA Value Factor	1,051,321	(438,695)	27,265,485	(3,755,467)	24,122,644

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI International Developed Size Factor	$125
MSCI USA Momentum Factor	864,107
MSCI USA Quality Factor	2,149,031
MSCI USA Size Factor	226,751
MSCI USA Value Factor	438,695

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI International Developed Momentum Factor	$5,159,874	$453,047	$(128,866)	$324,181
MSCI International Developed Quality Factor	5,174,269	388,838	(169,160)	219,678
MSCI International Developed Size Factor	5,001,866	131,726	(159,927)	(28,201)
MSCI International Developed Value Factor	2,460,669	88,326	(75,323)	13,003
MSCI USA Momentum Factor	742,636,577	71,026,116	(8,202,848)	62,823,268
MSCI USA Quality Factor	1,074,147,589	96,956,480	(38,267,089)	58,689,391
MSCI USA Size Factor	219,664,404	28,078,334	(6,600,845)	21,477,489
MSCI USA Value Factor	667,088,311	59,351,581	(32,086,096)	27,265,485

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

Effective September 1, 2015, the iShares MSCI USA Quality Factor ETF changed its investment objective to track the investment results of a new underlying index, the MSCI USA Sector Neutral Quality Index, which is based on the MSCI USA Index and seeks to capture the performance of stocks that exhibit higher quality characteristics relative to their peers within the same Global Industry Classification Standard sector.

Effective September 1, 2015, the iShares MSCI USA Value Factor ETF changed its investment objective to track the investment results of a new underlying index, the MSCI USA Enhanced Value Index, which is designed to represent the performance of securities in the MSCI USA Index that exhibit higher value characteristics relative to their peers within the corresponding Global Industry Classification Standard sector.

NOTES TO FINANCIAL STATEMENTS	103

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI International Developed Momentum Factor ETF, iShares MSCI International Developed Quality Factor ETF, iShares MSCI International Developed Size Factor ETF, iShares MSCI International Developed Value Factor ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI International Developed Momentum Factor	$75,990
MSCI International Developed Quality Factor	121,295
MSCI USA Momentum Factor	7,297,715
MSCI USA Quality Factor	14,609,445
MSCI USA Size Factor	3,815,798
MSCI USA Value Factor	11,629,081

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
MSCI USA Momentum Factor	100.00%
MSCI USA Quality Factor	100.00
MSCI USA Size Factor	89.42
MSCI USA Value Factor	98.96

For the fiscal year ended July 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI International Developed Momentum Factor	$79,036	$9,066
MSCI International Developed Quality Factor	133,476	10,331
MSCI International Developed Size Factor	12,819	1,888
MSCI International Developed Value Factor	3,394	301

TAX INFORMATION	105

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.    iShares MSCI International Developed Size Factor ETF and iShares MSCI International Developed Value Factor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other exchange traded funds (including a fund sponsored by an “at cost” service provider) (each, a “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in a Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the proposed investment advisory fee rates and overall expenses for the Funds were lower than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Groups.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds, as well as the resources that will be available to them in managing the Funds. In addition to the

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above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following each Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in each Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in each Fund’s assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board noted that there are various ways to share potential economies of scale with iShares fund shareholders, including through fee reductions (that may take the form of breakpoints, price cuts, and/or waivers), continued investment in services to iShares fund shareholders, and fee levels that anticipate scale.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indexes that serve as the underlying indexes for the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of each Fund and its shareholders to approve the Advisory Contract.

II.    iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF and iShares MSCI USA Size Factor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees,

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waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the

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Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.    iShares MSCI USA Value Factor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel

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throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The

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Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a

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iSHARES® TRUST

similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI International Developed Momentum Factor	$0.299491	$—	$0.000001	$0.299492	100%	—%	0%[a]		100%
MSCI USA Momentum Factor	0.850341	—	0.001344	0.851685	100	—	0	[a]	100
MSCI USA Quality Factor	0.944333	—	—	0.944333	100	—	—		100
MSCI USA Size Factor	1.172919	—	0.024595	1.197514	98	—	2		100
MSCI USA Value Factor	1.150822	—	0.007213	1.158035	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds included in this report (except for the iShares MSCI International Developed Size Factor ETF and iShares MSCI International Developed Value Factor ETF which commenced operations on June 16, 2015). The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI International Developed Momentum Factor ETF

Period Covered: April 1, 2015 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	1.59%
Greater than 0.5% and Less than 1.0%	27	42.86
Between 0.5% and –0.5%	35	55.55

	63	100.00%

iShares MSCI International Developed Quality Factor ETF

Period Covered: April 1, 2015 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	6	9.52%
Greater than 0.5% and Less than 1.0%	31	49.21
Between 0.5% and –0.5%	26	41.27

	63	100.00%

iShares MSCI USA Momentum Factor ETF

Period Covered: July 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	504	100.00%

iShares MSCI USA Quality Factor ETF

Period Covered: October 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	440	100.00%

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI USA Size Factor ETF

Period Covered: July 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	504	100.00%

iShares MSCI USA Value Factor ETF

Period Covered: July 1, 2013 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	504	100.00%

SUPPLEMENTAL INFORMATION	117

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	119

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	121

Notes:

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0715

JULY 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares FactorSelectTM MSCI Global ETF | ACWF | NYSE Arca
➢	iShares FactorSelectTM MSCI International ETF | INTF | NYSE Arca
➢	iShares FactorSelectTM MSCI Intl Small-Cap ETF | ISCF | NYSE Arca
➢	iShares FactorSelectTM MSCI USA ETF | LRGF | NYSE Arca
➢	iShares FactorSelectTM MSCI USA Small-Cap ETF | SMLF | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets produced modestly positive returns for the 12 months ended July 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.83% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 21% against both the euro and the Japanese yen, 27% against the Australian dollar, and 8% against the British pound. The stronger U.S. dollar had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 10.51% in local currency terms for the reporting period.

A number of other factors buffeted global equity markets during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on global equity markets. Energy prices fell sharply during the reporting period amid growing supply — primarily from increased production in the U.S. — and declining global demand. Greece and Puerto Rico wrestled with potential defaults on their sovereign government debt.

On a regional basis, U.S. stocks advanced by approximately 11% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters as the stronger dollar made U.S. goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. Economic activity improved over the last few months of the reporting period, boosted by an increase in consumer spending. However, uncertainty about the timing of an expected interest rate hike from the Fed kept stocks in check.

European stocks declined by 2% in U.S. dollar terms for the reporting period, though they advanced by 13% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. The top-performing equity markets in Europe included Ireland, Denmark, and the Netherlands, while markets in Norway and Portugal lagged.

Stock markets in the Asia/Pacific region declined by approximately 2% in U.S. dollar terms but gained 11% when measured in local currencies as central banks in Australia, New Zealand, and Japan took aggressive actions to stimulate economic growth. Leading markets in the Asia/Pacific region included Japan and Hong Kong, while Australia and New Zealand posted large declines.

Emerging markets stocks fell by more than 13% in U.S. dollar terms for the reporting period, though the decline was less than 2% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. The best-performing emerging markets included Hungary, the Philippines, and India, while markets in Greece, Colombia, and Brazil declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(2.77)%	(2.38)%	(2.43)%

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/28/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$972.30	$1.24	$1,000.00	$1,022.40	$2.46	0.49%

[a]	The beginning of the period (commencement of operations) is April 28, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (94 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

The iShares FactorSelect MSCI Global ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 28, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was -2.77%, net of fees, while the total return for the Index was -2.43%.

The Index declined for the reporting period. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to seeking out undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization. The Index’s selection process seeks to maximize exposure to these factors while maintaining a similar level of risk compared with the broader market.

The market environment during the reporting period featured significant day-to-day volatility amid concerns about global economic weakness. Geopolitical conflicts in the Middle East, sovereign debt problems in Greece and Puerto Rico, and stock market volatility in China also buffeted the global equity markets during the reporting period.

On a country basis, the Index’s allocations to the U.S. and U.K. — the first- and third-largest country weights, respectively, on average during the reporting period — produced the most significant contributions to Index performance. The Index’s stocks in France and Switzerland also generally aided Index performance during the reporting period. The Index’s allocations to several Asian countries — including China, South Korea, and Taiwan — detracted the most from Index performance.

From a sector perspective, the healthcare and consumer staples sectors were the only sectors to contribute positively to the Index’s performance for the reporting period. In contrast, the information technology, industrials, and consumer discretionary sectors detracted the most from performance for the reporting period. The Index’s largest sector weight, financials, also had a negative impact on overall performance.

ALLOCATION BY SECTOR

As of 7/31/15

Sector/Investment Type	Percentage of Total Investments*
Financials	21.53%
Health Care	18.76
Consumer Discretionary	16.74
Industrials	14.51
Information Technology	12.32
Consumer Staples	5.88
Materials	4.73
Energy	2.75
Utilities	1.27
Investment Companies	1.11
Telecommunication Services	0.40

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*
United States	47.29%
Japan	11.12
United Kingdom	7.81
China	4.70
Switzerland	3.87
France	2.51
South Korea	2.21
Canada	2.08
Germany	1.98
Hong Kong	1.93

TOTAL	85.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® FACTORSELECTTM MSCI INTERNATIONAL ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.21)%	0.35%	(0.50)%

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/28/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$997.90	$1.16	$1,000.00	$1,022.60	$2.26	0.45%

[a]	The beginning of the period (commencement of operations) is April 28, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (94 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FACTORSELECTTM MSCI INTERNATIONAL ETF

The iShares FactorSelect MSCI International ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 28, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was -0.21%, net of fees, while the total return for the Index was -0.50%.

The Index declined modestly for the reporting period. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to seeking out undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization. The Index’s selection process seeks to maximize exposure to these factors while maintaining a similar level of risk compared with the broader market.

The market environment during the reporting period featured significant day-to-day volatility amid concerns about global economic weakness. Geopolitical conflicts in the Middle East, sovereign debt problems in Greece and Puerto Rico, and stock market volatility in China also buffeted the global equity markets during the reporting period.

On a country basis, the Index’s allocations to the U.K. and Switzerland — the second- and third-largest country weights, respectively, on average during the reporting period — produced the most significant contributions to Index performance. The Index’s stocks in Israel and France also generally aided the Index’s performance during the reporting period. Japan, the largest country weight on average during the reporting period, detracted the most from performance. Germany and Australia were also notable detractors within the Index for the reporting period.

From a sector perspective, healthcare, telecommunication services, and consumer discretionary were the only sectors to contribute positively to the Index’s performance for the reporting period. In contrast, the materials, energy, and information technology sectors detracted the most from performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Financials	24.35%
Consumer Discretionary	17.77
Industrials	15.47
Health Care	11.80
Materials	9.33
Information Technology	8.29
Consumer Staples	6.06
Telecommunication Services	4.07
Energy	1.56
Utilities	1.30

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*
Japan	22.87%
United Kingdom	19.96
Switzerland	11.40
Germany	7.28
France	6.39
Canada	5.89
Netherlands	4.33
Hong Kong	3.90
Australia	3.71
Denmark	3.28

TOTAL	89.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.15%	1.95%	1.09%

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/28/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,011.50	$1.55	$1,000.00	$1,021.80	$3.01	0.60%

[a]	The beginning of the period (commencement of operations) is April 28, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (94 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

The iShares FactorSelect MSCI Intl Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 28, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 1.15%, net of fees, while the total return for the Index was 1.09%.

The Index posted a modestly positive return for the reporting period. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to seeking out undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization. The Index’s selection process seeks to maximize exposure to these factors while maintaining a similar level of risk compared with the broader market.

The market environment during the reporting period featured significant day-to-day volatility amid concerns about global economic weakness. Geopolitical conflicts in the Middle East, sovereign debt problems in Greece and Puerto Rico, and stock market volatility in China also buffeted the global equity markets during the reporting period.

On a country basis, the Index’s allocations to Japan and the U.K. — the two largest country weights on average during the reporting period, comprising more than half of the Index — generated the largest contributions to Index performance. Stocks in Denmark and Italy also generally aided Index performance during the reporting period. Australia and Canada were the most notable Index detractors for the reporting period.

From a sector perspective, consumer discretionary — the Index’s largest sector weight on average during the reporting period — produced the most significant positive contribution to performance. Healthcare and consumer staples were the only other sectors to contribute positively to the Index’s performance for the reporting period. In contrast, the financials, materials, and energy sectors detracted the most from performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Consumer Discretionary	22.90%
Financials	19.83
Industrials	16.90
Health Care	12.66
Information Technology	11.74
Materials	5.97
Consumer Staples	5.69
Energy	2.11
Telecommunication Services	1.42
Utilities	0.78

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/15

Country	Percentage of Total Investments*
Japan	32.00%
United Kingdom	23.12
Switzerland	5.30
Germany	5.28
Australia	4.88
Canada	4.15
Sweden	3.73
Denmark	3.35
Hong Kong	2.76
Norway	2.73

TOTAL	87.30%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® FACTORSELECTTM MSCI USA ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.43%	0.47%	0.51%

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/28/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,004.30	$0.90	$1,000.00	$1,023.10	$1.76	0.35%

[a]	The beginning of the period (commencement of operations) is April 28, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (94 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FACTORSELECTTM MSCI USA ETF

The iShares FactorSelect MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 28, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 0.43%, net of fees, while the total return for the Index was 0.51%.

The Index posted a modestly positive return for the reporting period. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to seeking out undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization. The Index’s selection process seeks to maximize exposure to these factors while maintaining a similar level of risk compared with the broader market.

The market environment during the reporting period featured significant day-to-day volatility amid uncertainty about the strength of the U.S. economy and the timing of a potential interest rate increase from the U.S. Federal Reserve. Geopolitical conflicts in the Middle East, sovereign debt problems in Greece and Puerto Rico, and stock market volatility in China also buffeted the U.S. equity market during the reporting period.

The Index’s return for the reporting period was driven primarily by its two largest sector weights, financials and healthcare, which together made up approximately 42% of the Index on average during the reporting period. The Index’s consumer staples and energy sectors also contributed positively to performance. On the downside, the information technology and telecommunication services sectors of the Index detracted the most from performance for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Financials	21.31%
Health Care	20.54
Information Technology	17.23
Consumer Discretionary	13.35
Utilities	7.22
Industrials	6.84
Consumer Staples	5.27
Materials	3.95
Energy	3.20
Telecommunication Services	1.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*
Gilead Sciences Inc.	3.03%
American International Group Inc.	2.61
Accenture PLC Class A	2.46
Lockheed Martin Corp.	2.13
Hewlett-Packard Co.	2.11
Anthem Inc.	2.07
Aetna Inc.	2.00
LyondellBasell Industries NV Class A	1.91
Cigna Corp.	1.87
ACE Ltd.	1.79

TOTAL	21.98%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

Performance as of July 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.23%	2.26%	2.34%

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

For the fiscal period ended 7/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/28/15) [a]	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Beginning Account Value (2/1/15)	Ending Account Value (7/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,022.30	$1.30	$1,000.00	$1,022.30	$2.51	0.50%

[a]	The beginning of the period (commencement of operations) is April 28, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (94 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

The iShares FactorSelect MSCI USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 28, 2015 (inception date of the Fund) through July 31, 2015 (the “reporting period”), the total return for the Fund was 2.23%, net of fees, while the total return for the Index was 2.34%.

The Index posted a positive return for the reporting period. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to seeking out undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization. The Index’s selection process seeks to maximize exposure to these factors while maintaining a similar level of risk compared with the broader market.

The market environment during the reporting period featured significant day-to-day volatility amid uncertainty about the strength of the U.S. economy and the timing of a potential interest rate increase from the U.S. Federal Reserve. Geopolitical conflicts in the Middle East, sovereign debt problems in Greece and Puerto Rico, and stock market volatility in China also buffeted the U.S. equity market during the reporting period.

From a sector perspective, the largest contributors to Index performance for the reporting period were healthcare and financials, which together made up approximately 42% of the Index on average during the reporting period. The consumer discretionary and consumer staples sectors also contributed positively to performance. On the downside, the information technology and industrials sectors of the Index detracted the most from performance for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/15

Sector	Percentage of Total Investments*
Financials	23.56%
Information Technology	20.71
Health Care	18.97
Consumer Discretionary	16.83
Industrials	10.25
Utilities	3.74
Materials	2.17
Consumer Staples	1.98
Energy	0.98
Telecommunication Services	0.81

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/15

Security	Percentage of Total Investments*
HCC Insurance Holdings Inc.	1.12%
Reinsurance Group of America Inc.	1.03
Broadridge Financial Solutions Inc.	1.00
Skechers U.S.A. Inc. Class A	0.98
Health Net Inc./CA	0.81
Manhattan Associates Inc.	0.75
American Financial Group Inc./OH	0.75
StanCorp Financial Group Inc.	0.72
VCA Inc.	0.71
Trinity Industries Inc.	0.70

TOTAL	8.57%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2015 (or commencement of operations, as applicable) and held through July 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 97.03%

AUSTRALIA — 1.46%
Bendigo & Adelaide Bank Ltd.	400	$3,860
Cochlear Ltd.	37	2,480
Dexus Property Group	964	5,508
Federation Centres	1,863	4,104
GPT Group (The)	1,682	5,694
Incitec Pivot Ltd.	1,358	3,610
Lend Lease Group	475	5,438
Sonic Healthcare Ltd.	325	4,933

		35,627
BELGIUM — 0.75%
Ageas	122	5,054
Colruyt SA	55	2,685
Delhaize Group	65	5,895
Proximus	125	4,736

		18,370
BRAZIL — 0.35%
BB Seguridade Participacoes SA	900	8,509

		8,509
CANADA — 2.07%
Alimentation Couche-Tard Inc. Class B	295	13,236
Constellation Software Inc./Canada	12	5,364
Dollarama Inc.	110	6,582
Magna International Inc. Class A	264	14,420
Metro Inc.	225	6,155
Open Text Corp.	108	4,928

		50,685
CHINA — 4.68%
AAC Technologies Holdings Inc.	1,000	5,676
Agricultural Bank of China Ltd. Class H	20,000	9,030
Brilliance China Automotive Holdings Ltd.	4,000	5,304
China CITIC Bank Corp. Ltd. Class Ha	10,000	7,133
China Communications Construction Co. Ltd. Class H	5,000	6,424
China Construction Bank Corp. Class H	50,000	40,827
China Vanke Co. Ltd. Class H	1,200	2,854
CITIC Ltd.	3,000	5,371
Dongfeng Motor Group Co. Ltd. Class H	4,000	4,608
Fosun International Ltd.[b]	1,500	3,154
Geely Automobile Holdings Ltd.	5,000	2,103
Great Wall Motor Co. Ltd. Class H	1,000	3,309
Guangdong Investment Ltd.	4,000	5,428
Hanergy Thin Film Power Group Ltd.[a,b]	10,000	—

Security	Shares	Value
Shimao Property Holdings Ltd.	1,000	$1,790
Sino Biopharmaceutical Ltd.	4,000	4,639
Zhuzhou CSR Times Electric Co. Ltd. Class H	1,000	6,791

		114,441
COLOMBIA — 0.05%
Corp. Financiera Colombiana SA	100	1,323

		1,323
DENMARK — 1.20%
AP Moeller – Maersk A/S Class A	3	4,984
AP Moeller – Maersk A/S Class B	4	6,853
Coloplast A/S Class B	80	5,804
Pandora A/S	80	9,050
William Demant Holding A/Sa	36	2,759

		29,450
FINLAND — 0.49%
Elisa OYJ	150	5,083
UPM-Kymmene OYJ	373	6,923

		12,006
FRANCE — 2.50%
AXA SA	1,140	30,229
Cap Gemini SA	108	10,387
Lagardere SCA	83	2,495
SCOR SE	179	6,906
Societe BIC SA	29	4,997
Valeo SA	46	6,175

		61,189
GERMANY — 1.72%
Hannover Rueck SE	38	4,055
HeidelbergCement AG	91	6,982
HUGO BOSS AG	51	6,187
K+S AG Registered	118	4,871
Merck KGaA	82	8,391
QIAGEN NVa	148	4,174
RTL Group SAa	26	2,379
United Internet AG Registered[c]	100	4,976

		42,015
HONG KONG — 1.93%
CK Hutchison Holdings Ltd.	1,000	14,847
Country Garden Holdings Co. Ltd.	5,000	1,961
Haier Electronics Group Co. Ltd.	1,000	2,350
Henderson Land Development Co. Ltd.	1,100	7,265
New World Development Co. Ltd.	5,000	6,043
Sino Land Co. Ltd.	2,000	3,106

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

July 31, 2015

Security	Shares	Value
Swire Pacific Ltd. Class A	500	$6,408
Wheelock & Co. Ltd.	1,000	5,179

		47,159
HUNGARY — 0.06%
Richter Gedeon Nyrt	89	1,437

		1,437
INDONESIA — 0.04%
Bank Danamon Indonesia Tbk PT	3,000	931

		931
ISRAEL — 0.75%
Teva Pharmaceutical Industries Ltd.	262	18,416

		18,416
ITALY — 0.06%
UnipolSai SpA	577	1,510

		1,510
JAPAN — 11.08%
Asahi Kasei Corp.	1,000	7,605
ASICS Corp.	100	2,877
Bank of Yokohama Ltd. (The)	1,000	6,362
Brother Industries Ltd.	100	1,383
Casio Computer Co. Ltd.	200	3,992
Chiba Bank Ltd. (The)	1,000	7,983
Dai Nippon Printing Co. Ltd.	1,000	11,114
Daiichi Sankyo Co. Ltd.	600	12,296
FUJIFILM Holdings Corp.	400	15,883
ITOCHU Corp.	1,100	13,504
Konica Minolta Inc.	600	7,492
Kuraray Co. Ltd.	600	7,080
Marubeni Corp.	1,800	10,025
MEIJI Holdings Co. Ltd.	100	14,230
Mitsubishi Corp.	1,000	21,627
Mitsubishi Tanabe Pharma Corp.	200	3,335
Mitsui & Co. Ltd.	1,200	15,608
NGK Spark Plug Co. Ltd.	300	7,954
Nippon Paint Holdings Co. Ltd.	200	5,739
Nitori Holdings Co. Ltd.	100	8,983
Otsuka Holdings Co. Ltd.	400	14,377
Ricoh Co. Ltd.	800	7,900
Santen Pharmaceutical Co. Ltd.	500	7,365
Sekisui House Ltd.	600	8,928
Shionogi & Co. Ltd.	300	11,974
Sumitomo Corp.	1,000	11,385
Sumitomo Metal Mining Co. Ltd.	1,000	13,475

Security	Shares	Value
T&D Holdings Inc.	700	$10,676

		271,152
MALAYSIA — 0.11%
Alliance Financial Group Bhd	2,400	2,661

		2,661
MEXICO — 0.29%
Gruma SAB de CV Series B	200	2,636
Grupo Aeroportuario del Sureste SAB de CV Series B	300	4,515

		7,151
NETHERLANDS — 1.22%
Aegon NV	1,328	10,276
Chicago Bridge & Iron Co. NV	65	3,454
NN Group NV	144	4,470
RELX NV	699	11,716

		29,916
NORWAY — 0.25%
Yara International ASA	121	6,052

		6,052
POLAND — 0.11%
Energa SA	250	1,356
Tauron Polska Energia SA	1,350	1,363

		2,719
QATAR — 0.18%
Qatar Electricity & Water Co. QSC	73	4,429

		4,429
RUSSIA — 1.07%
Lukoil PJSC ADR (London)	370	15,318
Surgutneftegas OAO ADR	1,150	6,497
Tatneft OAO ADR	150	4,415

		26,230
SINGAPORE — 0.24%
ComfortDelGro Corp. Ltd.	2,700	5,939

		5,939
SOUTH AFRICA — 1.31%
Brait SEa	300	3,639
Discovery Ltd.	400	4,307
Foschini Group Ltd. (The)	220	2,511
Life Healthcare Group Holdings Ltd.	1,000	2,965
Mondi Ltd.	100	2,400
Mr. Price Group Ltd.	300	5,997
Netcare Ltd.	1,000	3,201
RMB Holdings Ltd.	800	4,334

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

July 31, 2015

Security	Shares	Value
Truworths International Ltd.	400	$2,712

		32,066
SOUTH KOREA — 1.57%
E-Mart Co. Ltd.	32	6,536
Hyundai Engineering & Construction Co. Ltd.	45	1,323
Hyundai Mobis Co. Ltd.	44	8,028
Hyundai Steel Co.	100	4,991
KCC Corp.	10	4,183
Kia Motors Corp.	225	8,441
LG Corp.	100	4,957

		38,459
SPAIN — 0.45%
Mapfre SA	2,009	6,495
Zardoya Otis SA	400	4,415
Zardoya Otis SA New[a]	16	177

		11,087
SWEDEN — 0.59%
Boliden AB	230	4,273
Investment AB Kinnevik Class B	177	5,699
Securitas AB Class B	309	4,457

		14,429
SWITZERLAND — 3.86%
Actelion Ltd. Registered	65	9,664
Baloise Holding AG Registered	38	4,871
EMS-Chemie Holding AG Registered	5	2,453
Geberit AG Registered	27	9,397
Kuehne + Nagel International AG Registered	34	4,719
Lonza Group AG Registered	41	5,977
Partners Group Holding AG	11	3,702
Swiss Life Holding AG Registered	20	4,749
Swiss Re AG	222	20,096
Zurich Insurance Group AG	94	28,784

		94,412
TAIWAN — 1.66%
Catcher Technology Co. Ltd.	1,000	11,023
Compal Electronics Inc.	6,000	4,048
Innolux Corp.	7,000	2,439
Inotera Memories Inc.[a]	4,000	2,413
Lite-On Technology Corp.	4,000	4,396
Novatek Microelectronics Corp.	1,000	3,627
Shin Kong Financial Holding Co. Ltd.	10,000	2,927
Siliconware Precision Industries Co. Ltd.	4,000	4,529

Security	Shares	Value
United Microelectronics Corp.	8,000	$2,851
WPG Holdings Ltd.	2,000	2,271

		40,524
TURKEY — 0.06%
Eregli Demir ve Celik Fabrikalari TAS	1,000	1,506

		1,506
UNITED KINGDOM — 7.78%
3i Group PLC	612	5,286
Aberdeen Asset Management PLC	579	3,289
Admiral Group PLC	123	2,843
BAE Systems PLC	1,985	14,875
Barratt Developments PLC	634	6,282
Bunzl PLC	210	6,010
Carnival PLC	115	6,374
Cobham PLC	716	2,920
Croda International PLC	88	4,175
Direct Line Insurance Group PLC	865	4,939
Dixons Carphone PLC	616	4,381
easyJet PLC	145	3,720
GKN PLC	875	4,349
ICAP PLC	347	2,797
IMI PLC	171	2,831
ITV PLC	2,410	10,557
J Sainsbury PLC	783	3,237
Meggitt PLC	507	3,675
Persimmon PLC	185	5,909
RELX PLC	715	12,474
Rexam PLC	443	3,847
Sage Group PLC (The)	677	5,504
SEGRO PLC	620	4,342
Shire PLC	380	33,682
Smith & Nephew PLC	562	10,428
Tate & Lyle PLC	294	2,500
Taylor Wimpey PLC	2,123	6,440
Travis Perkins PLC	155	5,435
William Hill PLC	552	3,488
Wm Morrison Supermarkets PLC	1,322	3,765

		190,354
UNITED STATES — 47.09%
ACE Ltd.	208	22,624
Acuity Brands Inc.	30	6,036
Advance Auto Parts Inc.	53	9,233
Aetna Inc.	221	24,966
AGCO Corp.	55	3,026
Alleghany Corp.[a]	10	4,861

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

July 31, 2015

Security	Shares	Value
Alliant Energy Corp.	70	$4,306
Allstate Corp. (The)	264	18,203
American Airlines Group Inc.	113	4,531
American Water Works Co. Inc.	125	6,489
Anthem Inc.	170	26,226
Arch Capital Group Ltd.[a]	81	5,780
Archer-Daniels-Midland Co.	405	19,205
Arrow Electronics Inc.[a]	61	3,547
Assurant Inc.	44	3,282
Autoliv Inc.	66	6,943
AutoNation Inc.[a]	55	3,429
Avago Technologies Ltd.	167	20,898
Avnet Inc.	86	3,589
Axis Capital Holdings Ltd.	61	3,511
Best Buy Co. Inc.	217	7,007
Cardinal Health Inc.	208	17,676
CDK Global Inc.	91	4,699
Celanese Corp. Series A	97	6,394
Centene Corp.[a]	77	5,400
CF Industries Holdings Inc.	155	9,176
CH Robinson Worldwide Inc.	92	6,454
Cigna Corp.	165	23,770
Cintas Corp.	63	5,387
Cooper Companies Inc. (The)	36	6,372
Corning Inc.	824	15,392
Delphi Automotive PLC	186	14,523
DENTSPLY International Inc.	89	5,065
Dick’s Sporting Goods Inc.	69	3,518
Dollar Tree Inc.[a]	129	10,066
Dr. Pepper Snapple Group Inc.	135	10,830
Eaton Vance Corp. NVS	74	2,839
Edgewell Personal Care Co.	46	4,403
Edwards Lifesciences Corp.[a]	67	10,195
Electronic Arts Inc.[a]	197	14,095
Equifax Inc.	76	7,762
Everest Re Group Ltd.	28	5,127
Flextronics International Ltd.[a]	364	4,008
FNF Group	157	6,137
Foot Locker Inc.	90	6,350
GameStop Corp. Class Ab	71	3,255
Gap Inc. (The)	151	5,508
Gilead Sciences Inc.	591	69,655
Goodyear Tire & Rubber Co. (The)	171	5,152
H&R Block Inc.	173	5,759
Hanesbrands Inc.	251	7,789

Security	Shares	Value
Harman International Industries Inc.	45	$4,845
Harris Corp.	66	5,474
Hartford Financial Services Group Inc. (The)	271	12,886
Hasbro Inc.	85	6,693
Henry Schein Inc.[a]	53	7,843
Hewlett-Packard Co.	1,174	35,831
Hormel Foods Corp.	91	5,388
Humana Inc.	96	17,481
International Flavors & Fragrances Inc.	51	5,895
Jones Lang LaSalle Inc.	35	6,231
Kohl’s Corp.	129	7,910
L-3 Communications Holdings Inc.	54	6,235
Laboratory Corp. of America Holdings[a]	63	8,019
Lear Corp.	46	4,787
Legg Mason Inc.	65	3,207
Leggett & Platt Inc.	109	5,211
Lincoln National Corp.	163	9,180
Mallinckrodt PLC[a]	73	9,049
ManpowerGroup Inc.	50	4,524
Marathon Petroleum Corp.	352	19,244
Marvell Technology Group Ltd.	243	3,023
Mettler-Toledo International Inc.[a]	18	6,077
Molson Coors Brewing Co. Class B	96	6,829
Monster Beverage Corp.[a]	98	15,048
NASDAQ OMX Group Inc. (The)	74	3,776
Navient Corp.	200	3,140
Newell Rubbermaid Inc.	171	7,401
Northrop Grumman Corp.	121	20,934
O’Reilly Automotive Inc.[a]	65	15,620
PartnerRe Ltd.	28	3,807
Patterson Companies Inc.	52	2,608
Paychex Inc.	205	9,512
Pinnacle West Capital Corp.	70	4,320
Polaris Industries Inc.	40	5,482
Principal Financial Group Inc.	185	10,269
Qorvo Inc.[a]	93	5,389
Quest Diagnostics Inc.	91	6,717
Raymond James Financial Inc.	80	4,720
Raytheon Co.	194	21,163
ResMed Inc.	88	5,100
Reynolds American Inc.	141	12,096
Robert Half International Inc.	86	4,733
Rockwell Collins Inc.	86	7,277
Ross Stores Inc.	264	14,034

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI GLOBAL ETF

July 31, 2015

Security	Shares	Value
SEI Investments Co.	89	$4,745
Signet Jewelers Ltd.	48	5,819
Skyworks Solutions Inc.	120	11,480
Snap-on Inc.	37	6,098
Southwest Airlines Co.	144	5,213
Staples Inc.	403	5,928
Synopsys Inc.[a]	98	4,982
TE Connectivity Ltd.	250	15,230
TEGNA Inc.	137	3,991
Torchmark Corp.	81	4,990
Total System Services Inc.	121	5,593
Towers Watson & Co. Class A	46	5,832
Tractor Supply Co.	86	7,957
Travelers Companies Inc. (The)	209	22,179
Tyson Foods Inc. Class A	197	8,737
Ulta Salon Cosmetics & Fragrance Inc.[a]	41	6,807
United Continental Holdings Inc.[a]	63	3,553
United Therapeutics Corp.[a]	28	4,742
Universal Health Services Inc. Class B	58	8,423
Unum Group	159	5,699
Valero Energy Corp.	327	21,451
Varian Medical Systems Inc.[a]	63	5,422
Voya Financial Inc.	144	6,761
WABCO Holdings Inc.[a]	40	4,939
Wabtec Corp./DE	61	6,173
Waters Corp.[a]	52	6,941
Western Digital Corp.	139	11,962
Westlake Chemical Corp.	29	1,812
WestRock Co.[a]	94	5,928
Whirlpool Corp.	51	9,064
WR Berkley Corp.	68	3,789
Xerox Corp.	682	7,516
XL Group PLC	162	6,159
Zimmer Biomet Holdings Inc.	107	11,136

		1,152,507

TOTAL COMMON STOCKS
(Cost: $2,440,300)		2,374,661

PREFERRED STOCKS — 1.45%

BRAZIL — 0.57%
Cia. Energetica de Minas Gerais	1,200	3,321
Itausa – Investimentos Itau SA	4,290	10,564

		13,885
GERMANY — 0.25%
Porsche Automobil Holding SE	82	6,205

		6,205

Security	Shares	Value
SOUTH KOREA — 0.63%
Hyundai Motor Co. Series 2	50	$4,401
Samsung Electronics Co. Ltd.	14	11,007

		15,408

TOTAL PREFERRED STOCKS
(Cost: $46,175)		35,498

INVESTMENT COMPANIES — 1.11%

INDIA — 1.11%
iShares MSCI India ETF[d]	875	27,169

		27,169

TOTAL INVESTMENT COMPANIES
(Cost: $26,509)		27,169

SHORT-TERM INVESTMENTS — 0.52%

MONEY MARKET FUNDS — 0.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	11,115	11,115
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	614	614
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	995	995

		12,724

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,724)		12,724

TOTAL INVESTMENTS IN SECURITIES — 100.11%
(Cost: $2,525,708)		2,450,052
Other Assets, Less Liabilities — (0.11)%		(2,583)

NET ASSETS — 100.00%		$2,447,469

ADR	— American Depositary Receipts
NVS	— Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® FACTORSELECTTM MSCI INTERNATIONAL ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.10%

AUSTRALIA — 3.71%
Aristocrat Leisure Ltd.	1,694	$10,662
Bendigo & Adelaide Bank Ltd.	1,642	15,844
Cochlear Ltd.	192	12,869
Dexus Property Group	3,226	18,431
Federation Centres	11,086	24,423
GPT Group (The)	5,966	20,197
Harvey Norman Holdings Ltd.	1,824	5,974
Incitec Pivot Ltd.	5,616	14,929
Lend Lease Group	1,808	20,699
Platinum Asset Management Ltd.	690	3,841
Qantas Airways Ltd.[a]	1,578	4,345
REA Group Ltd.	174	5,547
Sonic Healthcare Ltd.	1,252	19,004
TPG Telecom Ltd.	912	6,369

		183,134
BELGIUM — 1.90%
Ageas	720	29,827
Colruyt SA	262	12,792
Delhaize Group	356	32,288
Proximus	500	18,943

		93,850
CANADA — 5.88%
Alimentation Couche-Tard Inc. Class B	1,416	63,532
CGI Group Inc. Class Aa	754	28,318
Constellation Software Inc./Canada	62	27,714
Dollarama Inc.	414	24,774
Empire Co. Ltd. Class A	182	12,367
Industrial Alliance Insurance & Financial Services Inc.	330	11,174
Jean Coutu Group PJC Inc. (The) Class A	278	4,404
Magna International Inc. Class A	1,382	75,487
Metro Inc.	830	22,706
Open Text Corp.	436	19,894

		290,370
DENMARK — 3.27%
AP Moeller – Maersk A/S Class A	10	16,613
AP Moeller – Maersk A/S Class B	26	44,543
Coloplast A/S Class B	286	20,751
DSV A/S	618	21,248
Pandora A/S	388	43,893
Tryg A/S	414	8,392
William Demant Holding A/Sa	82	6,283

		161,723

Security	Shares	Value
FINLAND — 1.61%
Elisa OYJ	532	$18,027
Neste OYJ	450	12,584
Orion OYJ Class B	354	14,874
UPM-Kymmene OYJ	1,832	34,005

		79,490
FRANCE — 6.38%
Atos	266	20,373
AXA SA	4,536	120,278
Cap Gemini SA	468	45,011
CNP Assurances	564	9,543
Imerys SA	102	7,733
Lagardere SCA	388	11,667
Peugeot SAa	1,450	29,229
SCOR SE	504	19,445
Societe BIC SA	94	16,196
Valeo SA	266	35,708

		315,183
GERMANY — 6.48%
Deutsche Lufthansa AG Registered[a]	758	10,343
Hannover Rueck SE	198	21,128
HeidelbergCement AG	474	36,371
Infineon Technologies AG	3,790	42,732
K+S AG Registered	656	27,078
Merck KGaA	424	43,388
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	520	96,118
QIAGEN NVa	764	21,546
United Internet AG Registered[b]	436	21,694

		320,398
HONG KONG — 3.89%
Cheung Kong Infrastructure Holdings Ltd.	2,000	17,401
Cheung Kong Property Holdings Ltd.[a]	4,000	33,332
CK Hutchison Holdings Ltd.	4,000	59,389
Hysan Development Co. Ltd.	2,000	8,565
Kerry Properties Ltd.	2,000	7,469
New World Development Co. Ltd.	18,000	21,756
NWS Holdings Ltd.	6,000	9,025
Sino Land Co. Ltd.	12,000	18,637
Wheelock & Co. Ltd.	2,000	10,358
Yue Yuen Industrial Holdings Ltd.	2,000	6,501

		192,433

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTERNATIONAL ETF

July 31, 2015

Security	Shares	Value
ISRAEL — 1.92%
Bank Leumi le-Israel BMa	1,356	$5,919
Mizrahi Tefahot Bank Ltd.	454	5,826
Teva Pharmaceutical Industries Ltd.	1,180	82,943

		94,688
ITALY — 0.58%
Telecom Italia SpA RSP	19,792	20,664
UnipolSai SpA	2,990	7,823

		28,487
JAPAN — 22.85%
Amada Holdings Co. Ltd.	1,200	11,768
Asahi Kasei Corp.	4,000	30,419
Bank of Kyoto Ltd. (The)	2,000	23,617
Brother Industries Ltd.	800	11,067
Casio Computer Co. Ltd.[c]	600	11,976
Chiba Bank Ltd. (The)	2,000	15,965
Chugoku Bank Ltd. (The)	400	6,257
Citizen Holdings Co. Ltd.	800	5,346
Daicel Corp.	2,000	27,152
Daihatsu Motor Co. Ltd.	200	2,844
Fuji Electric Co. Ltd.	2,000	8,281
Fuji Heavy Industries Ltd.	2,000	74,014
FUJIFILM Holdings Corp.	1,600	63,531
Fukuoka Financial Group Inc.	2,000	10,299
Gunma Bank Ltd. (The)	2,000	14,884
Hachijuni Bank Ltd. (The)	2,000	15,545
Hakuhodo DY Holdings Inc.	800	8,956
Hiroshima Bank Ltd. (The)	2,000	11,736
Hitachi Chemical Co. Ltd.	400	7,087
Hokuhoku Financial Group Inc.	4,000	9,460
IBIDEN Co. Ltd.	400	6,628
ITOCHU Corp.	5,200	63,838
ITOCHU Techno-Solutions Corp.	200	4,677
Iyo Bank Ltd. (The)	800	10,189
Japan Airlines Co. Ltd.	400	15,110
JFE Holdings Inc.	1,600	30,032
JTEKT Corp.	600	10,378
Kakaku.com Inc.	400	6,370
Kaneka Corp.	2,000	14,448
Koito Manufacturing Co. Ltd.	400	15,739
Konica Minolta Inc.	1,600	19,978
Kuraray Co. Ltd.	1,200	14,160
Marubeni Corp.	5,400	30,074
Maruichi Steel Tube Ltd.	200	5,158
Medipal Holdings Corp.	400	7,129

Security	Shares	Value
Miraca Holdings Inc.	200	$9,217
Mitsubishi Materials Corp.	4,000	14,496
Mitsubishi Motors Corp.	2,000	17,031
Mitsubishi Tanabe Pharma Corp.	800	13,340
Mixi Inc.	200	8,669
Nexon Co. Ltd.	400	5,492
NGK Spark Plug Co. Ltd.	600	15,909
NHK Spring Co. Ltd.	600	6,368
Nippon Electric Glass Co. Ltd.	2,000	9,718
Nippon Paint Holdings Co. Ltd.	400	11,477
Nippon Telegraph & Telephone Corp.	2,400	92,275
Nisshin Seifun Group Inc.	800	11,481
Nitori Holdings Co. Ltd.	200	17,967
Oracle Corp. Japan	200	8,426
Osaka Gas Co. Ltd.	6,000	24,016
Otsuka Corp.	200	10,509
Otsuka Holdings Co. Ltd.	1,400	50,318
Santen Pharmaceutical Co. Ltd.	1,000	14,730
Seiko Epson Corp.	800	14,160
Sekisui Chemical Co. Ltd.	2,000	22,229
Shimamura Co. Ltd.	200	20,663
Stanley Electric Co. Ltd.	400	8,556
Sumitomo Heavy Industries Ltd.	2,000	10,105
Sumitomo Metal Mining Co. Ltd.	2,000	26,950
Sumitomo Rubber Industries Ltd.	600	9,056
Taisho Pharmaceutical Holdings Co. Ltd.	200	13,447
Toppan Printing Co. Ltd.	2,000	17,418
Toyo Suisan Kaisha Ltd.	200	7,571
Toyoda Gosei Co. Ltd.	200	4,426
Yamada Denki Co. Ltd.	2,200	8,417

		1,128,549
NETHERLANDS — 4.33%
Aegon NV	6,216	48,102
Boskalis Westminster NV	312	15,341
Delta Lloyd NV	720	12,859
Koninklijke Ahold NV	3,000	60,076
NN Group NV	652	20,239
RELX NV	3,414	57,221

		213,838
NORWAY — 0.99%
Seadrill Ltd.	1,270	11,538
Subsea 7 SAa	924	8,133
Yara International ASA	590	29,511

		49,182

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTERNATIONAL ETF

July 31, 2015

Security	Shares	Value
SINGAPORE — 0.73%
ComfortDelGro Corp. Ltd.	6,600	$14,519
Golden Agri-Resources Ltd.	23,200	5,341
UOL Group Ltd.[c]	2,000	9,793
Yangzijiang Shipbuilding Holdings Ltd.	6,800	6,411

		36,064
SPAIN — 1.84%
Distribuidora Internacional de Alimentacion SA	2,404	15,137
Endesa SA	1,067	22,564
International Consolidated Airlines Group SAa	3,296	27,574
Mapfre SA	5,466	17,671
Zardoya Otis SA	700	7,726
Zardoya Otis SA New[a]	11	121

		90,793
SWEDEN — 1.41%
Boliden AB	888	16,496
Industrivarden AB Class C	540	10,270
Investment AB Kinnevik Class B	820	26,401
Securitas AB Class B	1,138	16,416

		69,583
SWITZERLAND — 11.39%
Actelion Ltd. Registered	338	50,255
Adecco SA Registered	274	22,993
Baloise Holding AG Registered	168	21,535
EMS-Chemie Holding AG Registered	26	12,755
Geberit AG Registered	128	44,549
Kuehne + Nagel International AG Registered	178	24,706
Lonza Group AG Registered	174	25,364
Partners Group Holding AG	56	18,849
Schindler Holding AG Registered	70	11,435
Sika AG Bearer	8	29,158
Swiss Life Holding AG Registered	106	25,168
Swiss Re AG	1,184	107,177
Swisscom AG Registered	76	44,441
Transocean Ltd.[c]	1,190	16,443
Zurich Insurance Group AG	352	107,787

		562,615
UNITED KINGDOM — 19.94%
3i Group PLC	3,192	27,571
Aberdeen Asset Management PLC	3,022	17,166
Admiral Group PLC	704	16,270

Security	Shares	Value
Amec Foster Wheeler PLC	1,260	$16,123
BAE Systems PLC	10,358	77,618
Barratt Developments PLC	3,294	32,641
Bunzl PLC	1,098	31,424
Cobham PLC	3,740	15,250
Croda International PLC	454	21,537
Direct Line Insurance Group PLC	4,514	25,774
Dixons Carphone PLC	3,214	22,860
easyJet PLC	522	13,392
GKN PLC	5,456	27,117
ICAP PLC	1,810	14,589
IMI PLC	892	14,769
ITV PLC	12,848	56,279
J Sainsbury PLC	4,480	18,519
Meggitt PLC	2,648	19,194
Mondi PLC	1,228	29,511
Persimmon PLC	1,018	32,519
Petrofac Ltd.	868	11,920
RELX PLC	3,730	65,075
Rexam PLC	2,314	20,095
Sage Group PLC (The)	3,536	28,748
SEGRO PLC	2,438	17,075
Shire PLC	1,380	122,318
Smith & Nephew PLC	2,934	54,439
Smiths Group PLC	1,296	22,833
Tate & Lyle PLC	1,536	13,063
Taylor Wimpey PLC	10,804	32,775
Travis Perkins PLC	812	28,472
William Hill PLC	2,880	18,197
Wm Morrison Supermarkets PLC	6,902	19,656

		984,789

TOTAL COMMON STOCKS
(Cost: $4,796,906)		4,895,169

PREFERRED STOCKS — 0.78%

GERMANY — 0.78%
Porsche Automobil Holding SE	510	38,592

		38,592

TOTAL PREFERRED STOCKS
(Cost: $43,239)		38,592

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTERNATIONAL ETF

July 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.39%

MONEY MARKET FUNDS — 0.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	17,981	$17,981
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	994	994
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	155	155

		19,130

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,130)		19,130

TOTAL INVESTMENTS IN SECURITIES — 100.27%
(Cost: $4,859,275)		4,952,891
Other Assets, Less Liabilities — (0.27)%		(13,341)

NET ASSETS — 100.00%		$4,939,550

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.44%

AUSTRALIA — 4.73%
Ainsworth Game Technology Ltd.	1,310	$2,886
Altium Ltd.	1,124	3,714
ARB Corp. Ltd.	704	7,352
Austal Ltd.	2,554	3,714
Australian Pharmaceutical Industries Ltd.	3,654	4,266
Bradken Ltd.	1,986	1,721
BT Investment Management Ltd.	844	6,024
Cabcharge Australia Ltd.	1,328	3,257
Cardno Ltd.	1,504	3,170
Cash Converters International Ltd.	3,612	1,857
Cedar Woods Properties Ltd.	682	2,639
Corporate Travel Management Ltd.	556	4,373
Credit Corp. Group Ltd.	484	4,798
Dick Smith Holdings Ltd.	1,354	1,989
ERM Power Ltd.	1,152	1,819
Genworth Mortgage Insurance Australia Ltd.	2,640	6,941
GUD Holdings Ltd.	824	5,658
Independence Group NL	2,456	6,817
IPH Ltd.	774	2,779
M2 Group Ltd.	1,794	14,544
Magellan Financial Group Ltd.	1,408	19,170
Mantra Group Ltd.	1,592	4,232
McMillan Shakespeare Ltd.	674	7,053
Metals X Ltd.	2,642	2,183
Northern Star Resources Ltd.	6,186	9,449
Primary Health Care Ltd.	5,648	19,079
Regis Healthcare Ltd.[a]	1,564	6,593
Regis Resources Ltd.[a]	3,406	3,252
Retail Food Group Ltd.	1,524	5,976
Shopping Centres Australasia Property Group	7,528	11,830
Sigma Pharmaceuticals Ltd.	12,862	8,217
Sirtex Medical Ltd.	656	14,857
Slater & Gordon Ltd.	3,380	8,489
Tassal Group Ltd.	1,620	4,473
Technology One Ltd.	2,510	7,354
TFS Corp. Ltd.	3,036	3,277
Thorn Group Ltd.	1,662	3,161
Vocus Communications Ltd.	2,124	9,624

		238,587

Security	Shares	Value
AUSTRIA — 0.93%
ams AG	804	$35,093
Austria Technologie & Systemtechnik AG	392	6,681
DO & CO AG	50	5,249

		47,023
BELGIUM — 1.69%
AGFA-Gevaert NVa	1,994	6,030
bpost SA	1,304	37,106
EVS Broadcast Equipment SA	126	3,578
Intervest Offices & Warehouses NV	86	2,111
Ion Beam Applications	214	6,710
Kinepolis Group NV	178	7,231
Melexis NV	266	14,280
Mobistar SAa	382	8,310

		85,356
CANADA — 4.15%
Air Canada[a]	830	7,509
Canam Group Inc.	406	4,441
Canfor Pulp Products Inc.	396	3,811
China Gold International Resources Corp. Ltd.[a]	1,840	2,532
Concordia Healthcare Corp.	222	17,766
DIRTT Environmental Solutions[a]	752	4,052
Dorel Industries Inc. Class B	304	7,793
Gluskin Sheff + Associates Inc.	348	6,412
Guyana Goldfields Inc.[a]	962	2,684
Intertain Group Ltd. (The)[a]	622	8,534
Intertape Polymer Group Inc.	652	9,672
Knight Therapeutics Inc.[a]	844	4,833
Linamar Corp.	622	38,158
Liquor Stores N.A. Ltd.	310	3,138
Logistec Corp. Class B	84	2,941
Lucara Diamond Corp.	3,740	5,750
Magellan Aerospace Corp.[b]	168	2,379
Martinrea International Inc.	936	9,713
Milestone Apartments REIT	304	3,155
Morguard REIT	354	4,471
MTY Food Group Inc.	166	4,738
New Flyer Industries Inc.	516	6,465
OceanaGold Corp.	3,498	6,077
Raging River Exploration Inc.[a]	2,140	13,011
Rogers Sugar Inc.	982	3,434
Sandvine Corp.[a]	1,738	4,689
Total Energy Services Inc.	344	3,911
Valener Inc.	432	5,632

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Western Forest Products Inc.	4,554	$6,721
Yellow Pages Ltd./Canada[a]	324	4,523

		208,945
DENMARK — 3.34%
Alm Brand A/S	1,136	7,367
Ambu A/S	346	9,504
Bavarian Nordic A/Sa	322	15,305
DFDS A/S	84	11,605
Genmab A/Sa	570	53,974
IC Group A/S	88	2,411
NKT Holding A/S	320	18,038
PER Aarsleff A/S Class B	22	7,587
Schouw & Co.	168	9,179
SimCorp A/S	486	20,833
Spar Nord Bank A/S	1,068	12,651

		168,454
FINLAND — 0.20%
Atria OYJ	120	1,181
Bittium OYJ	804	4,237
F-Secure OYJ	1,014	3,148
HKScan OYJ Class A	316	1,746

		10,312
FRANCE — 2.41%
ABC Arbitrage	342	1,829
Akka Technologies	88	2,946
Albioma SA	208	3,470
APERAM SAa	544	20,192
Assystem	92	1,827
Axway Software SA	54	1,366
Belvedere SAa	292	6,772
Boiron SA	88	9,820
Cegid Group SA	58	2,522
Cie. des Alpes	49	988
FFP	48	3,800
Gaztransport Et Technigaz SA	286	17,553
Groupe Crit	32	1,838
Guerbet	56	3,626
Jacquet Metal Service	140	2,630
MGI Coutier	120	1,962
Montupet	86	6,680
MPI	1,004	2,917
NextRadioTV	94	3,807
Saft Groupe SA	380	15,606
Stallergenes SA	40	2,539
Synergie SA	84	2,316

Security	Shares	Value
Trigano SA	100	$4,419

		121,425
GERMANY — 4.98%
ADLER Real Estate AGa	162	2,548
Amadeus Fire AG	58	5,729
Aurelius AG	290	14,098
Bechtle AG	208	17,796
Bertrandt AG	68	8,527
CANCOM SE	164	6,373
Cewe Stiftung & Co. KGAA	60	3,511
Deutsche Beteiligungs AG	154	4,996
Dialog Semiconductor PLC[a]	792	39,657
Draegerwerk AG & Co. KGaA	18	1,475
Drillisch AG	582	24,750
Freenet AG	162	5,598
Gesco AG	34	2,664
GFT Technologies AG	176	4,349
Grammer AG	128	3,603
Grand City Properties SA	974	16,954
Homag Group AG	72	2,784
Indus Holding AG	312	15,467
Init Innovation In Traffic Systems AG	62	1,770
Jenoptik AG	442	5,816
Nemetschek AG	224	8,337
PATRIZIA Immobilien AGa	470	12,670
RIB Software AG	302	5,546
SAF-Holland SA	492	7,499
STRATEC Biomedical AG	54	3,025
TLG Immobilien AG	588	10,586
Wacker Neuson SE	410	8,296
XING AG	38	6,428

		250,852
HONG KONG — 2.76%
China LNG Group Ltd.[b]	40,000	6,604
CSI Properties Ltd.	80,000	2,786
Dah Sing Financial Holdings Ltd.	1,600	10,454
Emperor Entertainment Hotel Ltd.	10,000	2,245
Emperor International Holdings Ltd.	12,000	2,539
Freeman Financial Corp. Ltd.[a]	80,000	4,850
Great Eagle Holdings Ltd.	2,000	6,966
Hsin Chong Construction Group Ltd.	24,000	2,817
Kowloon Development Co. Ltd.	4,000	5,057
Lai Sun Development Co. Ltd.	120,000	2,616
Luk Fook Holdings International Ltd.[b]	4,000	11,248
Man Wah Holdings Ltd.	8,000	7,203

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Pacific Textiles Holdings Ltd.	6,000	$9,520
Playmates Toys Ltd.	8,000	1,496
Polytec Asset Holdings Ltd.	20,000	2,760
Prosperity REIT	14,000	5,273
Realord Group Holdings Ltd.[a]	4,000	1,440
Regal Hotels International Holdings Ltd.	4,000	2,312
Regal REIT	12,000	3,374
Shun Tak Holdings Ltd.	16,000	8,792
SITC International Holdings Co. Ltd.	14,000	8,018
Sitoy Group Holdings Ltd.	4,000	2,141
Sun Hung Kai & Co. Ltd.[b]	8,000	5,325
SUNeVision Holdings Ltd.[b]	8,000	2,580
Sunlight REIT[b]	12,000	6,114
Value Partners Group Ltd.	10,000	11,661
VST Holdings Ltd.	8,000	2,735

		138,926
IRELAND — 0.07%
Aer Lingus Group PLC	1,210	3,342

		3,342
ISRAEL — 1.27%
Airport City Ltd.[a]	382	4,140
Delek Automotive Systems Ltd.	370	4,129
Delta-Galil Industries Ltd.	102	3,371
IDI Insurance Co. Ltd.	66	3,124
Israel Discount Bank Ltd. Class Aa	10,766	21,742
Ituran Location and Control Ltd.	170	4,357
Matrix IT Ltd.	386	2,204
Nitsba Holdings 1995 Ltd.[a]	296	5,564
Phoenix Holdings Ltd. (The)	724	2,166
Plus500 Ltd.	634	3,797
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	70	3,347
REIT 1 Ltd.	2,148	6,157

		64,098
ITALY — 2.23%
ACEA SpA	618	8,187
Ascopiave SpA	816	1,976
Astaldi SpA	572	5,536
ASTM SpA	408	5,545
Banca IFIS SpA	316	7,925
Biesse SpA	110	1,863
Brembo SpA	114	5,175
Cairo Communication SpA	272	1,346
Cementir Holding SpA	584	3,952
Danieli & C Officine Meccaniche SpA RSP	422	6,700

Security	Shares	Value
Engineering Ingegneria Informatica SpA	50	$3,221
Esprinet SpA	334	2,971
Immobiliare Grande Distribuzione SIIQ SpA	2,130	1,991
La Doria SpA	104	1,482
Moleskine SpA	630	1,112
Recordati SpA	1,092	27,376
Reply SpA	48	5,462
Societa Cattolica di Assicurazioni Scrl	1,518	12,529
Tamburi Investment Partners SpA	1,250	4,792
Vittoria Assicurazioni SpA	274	3,061

		112,202
JAPAN — 31.96%
Aderans Co. Ltd.	200	1,621
Ai Holdings Corp.	400	6,483
Aichi Steel Corp.	2,000	8,766
Aida Engineering Ltd.	600	5,753
Ain Pharmaciez Inc.	400	19,016
Aisan Industry Co. Ltd.	400	3,687
Arcland Sakamoto Co. Ltd.	200	4,851
AS ONE Corp.	200	6,602
Asahi Holdings Inc.	400	6,060
Asahi Intecc Co. Ltd.	400	13,398
Ashikaga Holdings Co. Ltd.	2,000	8,410
Bank of Iwate Ltd. (The)	200	8,862
Bank of Nagoya Ltd. (The)	2,000	7,829
Bank of Saga Ltd. (The)	2,000	4,762
Bank of the Ryukyus Ltd.	400	5,950
Belc Co. Ltd.	200	7,071
Belluna Co. Ltd.	600	3,598
Benefit One Inc.	200	4,431
BML Inc.	200	6,231
Bunka Shutter Co. Ltd.	600	4,809
Calsonic Kansei Corp.	2,000	14,625
Canon Electronics Inc.	200	3,763
Cawachi Ltd.	200	3,199
Chiba Kogyo Bank Ltd. (The)	400	2,438
Chiyoda Integre Co. Ltd.	200	4,439
Chori Co. Ltd.	200	3,090
CKD Corp.	600	5,957
CMIC Holdings Co. Ltd.	200	2,706
CONEXIO Corp.	200	2,371
Corona Corp.	200	2,008
CyberAgent Inc.	600	25,861
Daihen Corp.	2,000	9,330

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Daikyonishikawa Corp.	200	$7,870
Daiso Co. Ltd.	2,000	7,619
Daiwa Industries Ltd.	400	2,634
Daiwabo Holdings Co. Ltd.	2,000	3,777
DCM Holdings Co. Ltd.	1,200	10,945
Descente Ltd.	600	8,867
Doshisha Co. Ltd.	400	7,426
DTS Corp.	200	4,472
Eagle Industry Co. Ltd.	400	8,071
EDION Corp.[b]	1,000	6,610
Eighteenth Bank Ltd. (The)	2,000	5,924
Eiken Chemical Co. Ltd.	200	3,950
Eizo Corp.	200	4,560
Elecom Co. Ltd.	200	4,562
Elematec Corp.	200	4,667
Enplas Corp.	200	8,071
EPS Holdings Inc.	400	4,859
Fields Corp.	200	3,229
Financial Products Group Co. Ltd.	1,000	7,845
FINDEX Inc.	200	2,040
Foster Electric Co. Ltd.	200	4,118
Fudo Tetra Corp.	2,000	3,132
Fujibo Holdings Inc.	2,000	3,858
Fujimi Inc.	200	2,739
Fujimori Kogyo Co. Ltd.	200	5,610
Fukushima Industries Corp.	200	3,987
Funai Electric Co. Ltd.	200	2,228
G-Tekt Corp.	200	1,855
Gecoss Corp.	200	1,929
Geo Holdings Corp.	400	5,511
Giken Ltd.	200	2,667
GMO Payment Gateway Inc.	200	6,562
Godo Steel Ltd.	2,000	3,632
Gunze Ltd.	2,000	5,440
Gurunavi Inc.	400	6,383
Happinet Corp.	200	2,115
Heiwa Corp.	600	13,187
Heiwado Co. Ltd.	400	8,665
Hibiya Engineering Ltd.	200	2,639
Hiday Hidaka Corp.	200	4,875
Higashi-Nippon Bank Ltd. (The)	2,000	7,506
Higo Bank Ltd. (The)	2,000	12,365
Hisaka Works Ltd.	200	1,884
Hogy Medical Co. Ltd.	200	9,734
Hyakugo Bank Ltd. (The)	2,000	9,556
Icom Inc.	200	4,759

Security	Shares	Value
Ihara Chemical Industry Co. Ltd.	400	$4,836
Inaba Denki Sangyo Co. Ltd.	200	6,820
Inabata & Co. Ltd.	600	6,417
Ines Corp.	400	3,923
Infomart Corp.	400	5,327
Invincible Investment Corp.	28	14,916
ITOCHU Enex Co. Ltd.	600	5,894
Itoki Corp.	400	2,166
IwaiCosmo Holdings Inc.	200	2,602
Japan Digital Laboratory Co. Ltd.	200	2,932
Japan Petroleum Exploration Co. Ltd.	400	12,543
Jimoto Holdings Inc.	1,800	3,167
JSP Corp.	200	3,377
K&O Energy Group Inc.	200	2,872
K’s Holdings Corp.	400	12,737
Kaga Electronics Co. Ltd.	200	2,567
Kanematsu Corp.	4,000	7,297
Kanematsu Electronics Ltd.	200	3,174
Kato Sangyo Co. Ltd.	200	4,617
Keihin Corp.	600	8,528
Keiyo Bank Ltd. (The)	2,000	10,105
Keiyo Co. Ltd.	400	1,850
Kitz Corp.	1,000	4,576
Koa Corp.	400	3,642
Kohnan Shoji Co. Ltd.	400	5,440
Konishi Co. Ltd.	200	3,806
Konoike Transport Co. Ltd.	200	2,591
Koshidaka Holdings Co. Ltd.	200	4,496
Kura Corp.	200	6,167
Kurabo Industries Ltd.	2,000	4,197
Kureha Corp.	2,000	7,555
Kurimoto Ltd.	2,000	4,052
Kuroda Electric Co. Ltd.	400	7,642
Kusuri No Aoki Co. Ltd.	200	10,380
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	4,326
Kyokuto Securities Co. Ltd.	200	2,927
KYORIN Holdings Inc.	600	11,705
Kyowa Exeo Corp.	1,000	12,188
Macnica Fuji Electronics Holdings Inc.[a]	400	4,956
Marudai Food Co. Ltd.	2,000	7,926
Marvelous Inc.	400	4,665
Matsuda Sangyo Co. Ltd.	200	2,321
MCUBS MidCity Investment Corp.	2	5,093
Megachips Corp.	200	2,249
Meiko Network Japan Co. Ltd.	200	2,220
Melco Holdings Inc.	200	3,500

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Message Co. Ltd.	200	$5,900
Mie Bank Ltd. (The)	2,000	4,423
Mimasu Semiconductor Industry Co. Ltd.	200	1,790
Minato Bank Ltd. (The)	2,000	4,988
MIRAIT Holdings Corp.	800	9,188
Mitsubishi Pencil Co. Ltd.	200	9,879
Mitsui High-Tec Inc.	400	2,528
Miyazaki Bank Ltd. (The)	2,000	6,473
Morita Holdings Corp.	400	4,013
Nakanishi Inc.	200	7,974
Namura Shipbuilding Co. Ltd.	600	5,221
Neturen Co. Ltd.	400	2,754
Nichi-Iko Pharmaceutical Co. Ltd.	800	27,539
Nichias Corp.	2,000	11,736
Nichiha Corp.	400	5,960
Nihon M&A Center Inc.	400	16,498
Nippon Beet Sugar Manufacturing Co. Ltd.	2,000	3,342
Nippon Densetsu Kogyo Co. Ltd.	400	7,154
Nippon Flour Mills Co. Ltd.	2,000	13,318
Nippon Signal Co. Ltd.	600	6,359
Nippon Soda Co. Ltd.	2,000	11,978
Nippon Steel & Sumikin Bussan Corp.	2,000	6,780
Nishimatsu Construction Co. Ltd.	4,000	14,625
Nisshin OilliO Group Ltd. (The)	2,000	8,652
Nissin Electric Co. Ltd.	400	2,402
Nitta Corp.	200	5,125
Nitto Kogyo Corp.	400	8,849
Nitto Kohki Co. Ltd.	200	4,329
Nohmi Bosai Ltd.	400	4,636
Nojima Corp.	400	4,520
Nomura Co. Ltd.	400	5,908
Noritake Co. Ltd./Nagoya Japan	2,000	4,681
North Pacific Bank Ltd.	4,200	18,475
NSD Co. Ltd.	400	5,376
Obara Group Inc.	200	9,314
Oiles Corp.	400	6,486
Oita Bank Ltd. (The)	2,000	8,636
Okinawa Electric Power Co. Inc. (The)	200	5,004
Open House Co. Ltd.	400	6,641
Osaka Steel Co. Ltd.	200	3,312
Oyo Corp.	200	2,660
Pacific Industrial Co. Ltd.	400	3,913
Pack Corp. (The)	200	4,107
Paltac Corp.	400	7,794
Paramount Bed Holdings Co. Ltd.	200	5,981

Security	Shares	Value
Piolax Inc.	200	$10,315
Press Kogyo Co. Ltd.	1,000	4,375
Pressance Corp.	200	7,095
Prima Meat Packers Ltd.	2,000	6,570
Proto Corp.	200	3,132
Raito Kogyo Co. Ltd.	600	4,489
Relo Holdings Inc.	200	21,502
Riso Kagaku Corp.	400	7,629
Ryobi Ltd.	2,000	8,184
Ryosan Co. Ltd.	400	10,347
Ryoyo Electro Corp.	200	2,428
S Foods Inc.	200	4,050
Sac’s Bar Holdings Inc.	200	3,735
Sakai Chemical Industry Co. Ltd.	2,000	6,506
Sakata INX Corp.	400	3,164
Sakata Seed Corp.	200	3,687
San-A Co. Ltd.	200	10,380
San-in Godo Bank Ltd. (The)	2,000	20,259
Sankyo Tateyama Inc.	400	5,924
Seiren Co. Ltd.	600	5,947
Sekisui Jushi Corp.	400	5,434
Senshukai Co. Ltd.	400	2,622
Shimachu Co. Ltd.	800	22,212
Shin-Etsu Polymer Co. Ltd.	800	4,113
Shinko Plantech Co. Ltd.	400	3,303
Shizuoka Gas Co. Ltd.	600	4,305
SIIX Corp.	200	4,867
Sintokogio Ltd.	600	5,153
SMS Co. Ltd.	400	5,669
St. Marc Holdings Co. Ltd.	200	6,974
Starts Corp. Inc.	400	6,874
Sumitomo Densetsu Co. Ltd.	200	2,694
Sun Frontier Fudousan Co. Ltd.	200	1,618
Tabuchi Electric Co. Ltd.	400	3,868
Tachi-S Co. Ltd.	400	5,543
Taiho Kogyo Co. Ltd.	200	2,596
Takamatsu Construction Group Co. Ltd.	200	4,157
Takara Leben Co. Ltd.	1,000	5,303
Takasago Thermal Engineering Co. Ltd.	600	7,991
Tatsuta Electric Wire and Cable Co. Ltd.	600	2,446
TechnoPro Holdings Inc.	400	10,767
Teikoku Sen-I Co. Ltd.	200	2,848
Toagosei Co. Ltd.	2,000	15,562
Tocalo Co. Ltd.	200	4,112
Tochigi Bank Ltd. (The)	2,000	11,090

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Toho Bank Ltd. (The)	2,000	$8,782
Toho Holdings Co. Ltd.	600	14,940
Tohokushinsha Film Corp.	200	1,555
Tokai Corp./Gifu	200	7,377
Tokai Rika Co. Ltd.	600	15,110
Tokyo Seimitsu Co. Ltd.	600	11,923
Tokyo TY Financial Group Inc.	200	6,360
TOMONY Holdings Inc.	2,000	8,879
Toppan Forms Co. Ltd.	600	8,150
Topre Corp.	400	7,758
TOPY Industries Ltd.	2,000	4,714
Totetsu Kogyo Co. Ltd.	200	3,936
Towa Bank Ltd. (The)	4,000	3,810
Towa Pharmaceutical Co. Ltd.	200	15,319
Toyo Construction Co. Ltd.	800	3,054
Toyo Corp./Chuo-ku	200	1,601
Toyo Kohan Co. Ltd.	600	2,717
TPR Co. Ltd.	200	5,868
Trusco Nakayama Corp.	200	7,345
Tsukishima Kikai Co. Ltd.	400	3,965
Tsukuba Bank Ltd.	800	2,615
Tsurumi Manufacturing Co. Ltd.	200	3,127
UKC Holdings Corp.	200	4,225
Unipres Corp.	400	7,677
United Super Markets Holdings Inc.[a]	800	7,510
Valor Co. Ltd.	400	9,831
Vital KSK Holdings Inc.	400	3,032
Wakita & Co. Ltd.	400	3,845
Warabeya Nichiyo Co. Ltd.	200	5,384
YAMABIKO Corp.	200	8,063
Yamagata Bank Ltd. (The)	2,000	8,443
Yamanashi Chuo Bank Ltd. (The)	2,000	9,169
Yaoko Co. Ltd.	200	9,895
Yellow Hat Ltd.	200	4,063
Yodogawa Steel Works Ltd.	2,000	8,378
Yondoshi Holdings Inc.	200	4,265
Yorozu Corp.	200	4,134
Yuasa Trading Co. Ltd.	200	4,719

		1,610,796
NETHERLANDS — 1.18%
Accell Group	122	2,689
Amsterdam Commodities NV	180	4,674
BE Semiconductor Industries NV	406	9,732
BinckBank NV	576	5,499
Euronext NVc	738	33,891

Security	Shares	Value
Kendrion NV	96	$2,885

		59,370
NORWAY — 2.73%
Atea ASA	1,070	9,313
Austevoll Seafood ASA	1,238	6,442
Avance Gas Holding Ltd.[c]	246	4,131
Bakkafrost P/F	486	14,827
Borregaard ASA	1,102	7,016
BW LPG Ltd.[c]	870	7,165
BW Offshore Ltd.	3,594	2,166
Kongsberg Automotive ASA[a]	4,486	2,831
Leroy Seafood Group ASA	254	8,780
Nordic Semiconductor ASA[a]	1,532	9,828
Prosafe SE	2,738	8,017
Protector Forsikring ASA	636	4,890
REC Solar ASA[a]	376	4,926
Salmar ASA	592	9,395
Sparebank 1 Nord Norge	1,048	5,234
SpareBank 1 SMN	1,466	11,407
Storebrand ASA[a]	5,222	21,161

		137,529
PORTUGAL — 0.39%
CTT-Correios de Portugal SA	1,872	19,442

		19,442
SINGAPORE — 1.33%
Ascendas India Trust	8,600	5,877
Boustead Singapore Ltd.	2,800	2,456
Chip Eng Seng Corp. Ltd.	6,400	3,461
First REIT	5,600	5,771
Frasers Commercial Trust[b]	6,000	6,380
Ho Bee Land Ltd.	2,000	2,938
Hong Fok Corp. Ltd.	2,800	1,719
QAF Ltd.	2,000	1,637
Religare Health Trust	8,400	6,477
Sheng Siong Group Ltd.	6,200	4,055
Silverlake Axis Ltd.	11,240	7,968
Soilbuild Business Space REIT	7,000	4,374
Tuan Sing Holdings Ltd.	6,200	1,586
Wing Tai Holdings Ltd.[b]	9,000	12,398

		67,097
SPAIN — 0.98%
Cia. de Distribucion Integral Logista Holdings SA	572	11,350
Faes Farma SA	3,266	9,147

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Laboratorios Farmaceuticos Rovi SA	172	$2,622
Miquel y Costas & Miquel SA	84	3,063
Papeles y Cartones de Europa SA	464	2,679
Tecnicas Reunidas SA	406	20,796

		49,657
SWEDEN — 3.72%
Avanza Bank Holding AB	294	12,274
B&B Tools AB Class B	286	4,286
Betsson AB	1,498	25,207
Bilia AB Class A	408	8,255
Bure Equity AB	618	3,838
Byggmax Group AB	634	5,804
Concentric AB	462	5,347
Duni AB	410	5,498
Granges AB	444	2,964
Gunnebo AB	486	2,222
Industrial & Financial Systems Class B	194	6,538
Investment AB Oresund	172	3,470
Inwido AB	518	5,285
JM AB	948	25,260
Lifco AB Class B	462	9,062
Medivir AB Class Ba	320	3,414
Mycronic AB	694	4,411
NetEnt AB	318	14,889
New Wave Group AB Class B	488	2,515
Nolato AB Class B	232	5,735
Recipharm AB Class B	276	5,568
Tethys Oil AB	372	2,223
Unibet Group PLC SDR	366	23,645

		187,710
SWITZERLAND — 5.30%
Ascom Holding AG Registered	418	7,633
Autoneum Holding AG	38	7,892
BKW AG	162	5,899
Bossard Holding AG	66	7,417
Burkhalter Holding AG	42	4,606
Comet Holding AG Registered	8	6,817
Cosmo Pharmaceuticals SAa	62	10,651
Feintool International Holding AG	10	997
Forbo Holding AG Registered	14	17,159
Helvetia Holding AG Registered	78	43,094
Implenia AG Registered	200	12,070
Inficon Holding AG Registered	16	4,778
Intershop Holdings AG	12	5,001
Kaba Holding AG Class B	38	24,434

Security	Shares	Value
Kardex AG Bearer	64	$3,769
Komax Holding AG Registered	38	6,654
Mobilezone Holding AG	250	4,344
Molecular Partners AGa	70	2,578
Schweiter Technologies AG Bearer	14	11,027
Siegfried Holding AG Registered	40	7,233
Straumann Holding AG Registered	118	35,114
Tecan Group AG Registered	116	14,290
U-Blox AG	76	16,187
Vetropack Holding AG Bearer	2	3,336
Zehnder Group AG	108	4,096

		267,076
UNITED KINGDOM — 23.09%
888 Holdings PLC	1,646	4,367
Abcam PLC	1,982	18,094
Acacia Mining PLC	1,504	5,635
Advanced Medical Solutions Group PLC	2,358	5,556
Al Noor Hospitals Group PLC	798	11,668
Alent PLC	2,474	18,338
Beazley PLC	5,750	30,319
Bellway PLC	1,388	52,222
Berkeley Group Holdings PLC	1,316	69,186
Betfair Group PLC	802	34,842
Bovis Homes Group PLC	1,558	27,789
Brewin Dolphin Holdings PLC	3,122	15,351
Cape PLC	1,374	5,001
Card Factory PLC	2,848	15,542
Centamin PLC	12,704	10,983
Chesnara PLC	1,468	7,754
Cineworld Group PLC	2,296	18,327
Clinigen Healthcare Ltd.[a]	812	9,370
Costain Group PLC	860	4,482
Crest Nicholson Holdings PLC	2,626	22,374
Dart Group PLC	1,106	7,698
Dignity PLC	370	14,129
Diploma PLC	1,248	14,480
Enterprise Inns PLC[a]	5,742	10,080
Entertainment One Ltd.	2,392	12,456
esure Group PLC	3,386	14,266
Foxtons Group PLC	2,428	9,245
Galliford Try PLC	934	25,871
Gem Diamonds Ltd.	1,124	2,245
Globo PLC[a],b	3,686	2,243
Greencore Group PLC	4,730	23,354
Greggs PLC	1,148	24,274

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI INTL SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
GVC Holdings PLC	534	$3,471
Halfords Group PLC	2,310	19,610
Hikma Pharmaceuticals PLC	1,730	64,657
Home Retail Group PLC	9,442	24,061
Howden Joinery Group PLC	7,336	56,735
Indivior PLC[a]	6,832	28,125
Innovation Group PLC	5,372	2,704
Interserve PLC	1,634	16,459
ITE Group PLC	2,834	8,159
Just Retirement Group PLC	2,034	6,139
Kcom Group PLC	5,996	8,842
Keller Group PLC	808	13,340
Laird PLC	3,040	18,696
Lancashire Holdings Ltd.	1,688	16,964
Lookers PLC	3,754	9,505
Majestic Wine PLC	762	5,173
Man Group PLC	18,934	48,131
Moneysupermarket.com Group PLC	5,064	23,178
NewRiver Retail Ltd.	1,402	7,285
Northgate PLC	1,512	12,930
OneSavings Bank PLC	988	4,487
Pace PLC	3,474	19,733
Partnership Assurance Group PLC	1,858	4,349
Petra Diamonds Ltd.[a]	4,458	10,456
Premier Foods PLC[a]	6,032	3,718
Quindell PLC[a]	2,279	4,437
Redde PLC	1,986	4,378
RPS Group PLC	2,510	8,382
SafeCharge International Group Ltd.	608	2,524
Safestore Holdings PLC	2,164	10,181
Savills PLC	1,454	22,225
Schroder REIT Ltd.	6,018	5,705
Skyepharma PLC[a]	610	2,665
Synergy Health PLC	686	18,627
Synthomer PLC	2,656	13,325
Ted Baker PLC	330	16,618
Telit Communications PLC[a]	990	5,060
Tullett Prebon PLC	2,686	16,997
WH Smith PLC	1,368	33,751
Xaar PLC	888	7,178
Xchanging PLC	2,836	4,304
Zeal Network SE	62	3,282

		1,164,087

TOTAL COMMON STOCKS
(Cost: $4,970,719)		5,012,286

Security	Shares	Value
PREFERRED STOCKS — 0.44%

AUSTRALIA — 0.14%
Multiplex SITES Trust[a,d]	112	$6,910

		6,910
GERMANY — 0.30%
Draegerwerk AG & Co. KGaA	82	8,258
STO SE & Co. KGaA	28	4,393
Villeroy & Boch AG	144	2,259

		14,910

TOTAL PREFERRED STOCKS
(Cost: $22,704)		21,820

SHORT-TERM INVESTMENTS — 0.52%

MONEY MARKET FUNDS — 0.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e],f,g	24,777	24,777
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[e,f,g]	1,369	1,369
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	195	195

		26,341

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,341)		26,341

TOTAL INVESTMENTS IN SECURITIES — 100.40%
(Cost: $5,019,764)		5,060,447
Other Assets, Less Liabilities — (0.40)%		(20,018)

NET ASSETS — 100.00%		$5,040,429

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® FACTORSELECTTM MSCI USA ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 4.24%
L-3 Communications Holdings Inc.	207	$23,900
Lockheed Martin Corp.	516	106,863
Northrop Grumman Corp.	476	82,353

		213,116
AIRLINES — 0.94%
American Airlines Group Inc.	452	18,125
Southwest Airlines Co.	428	15,494
United Continental Holdings Inc.[a]	239	13,477

		47,096
AUTO COMPONENTS — 2.41%
Autoliv Inc.	223	23,460
Delphi Automotive PLC	732	57,154
Goodyear Tire & Rubber Co. (The)	675	20,338
Lear Corp.	195	20,294

		121,246
BANKS — 0.56%
Citizens Financial Group Inc.	1,085	28,286

		28,286
BEVERAGES — 2.44%
Dr. Pepper Snapple Group Inc.	492	39,468
Molson Coors Brewing Co. Class B	384	27,318
Monster Beverage Corp.[a]	363	55,739

		122,525
BIOTECHNOLOGY — 3.43%
Gilead Sciences Inc.	1,291	152,157
United Therapeutics Corp.[a]	119	20,154

		172,311
CAPITAL MARKETS — 1.24%
Eaton Vance Corp. NVS	300	11,508
Legg Mason Inc.	260	12,828
Raymond James Financial Inc.	320	18,880
SEI Investments Co.	360	19,192

		62,408
CHEMICALS — 3.51%
Celanese Corp. Series A	388	25,577
CF Industries Holdings Inc.	613	36,290
LyondellBasell Industries NV Class A	1,024	96,082
Mosaic Co. (The)	259	11,121
Westlake Chemical Corp.	116	7,246

		176,316

Security	Shares	Value
COMMUNICATIONS EQUIPMENT — 0.52%
Harris Corp.	315	$26,126

		26,126
CONSTRUCTION & ENGINEERING — 0.27%
Jacobs Engineering Group Inc.[a]	328	13,815

		13,815
CONSUMER FINANCE — 0.29%
Synchrony Financial[a]	420	14,431

		14,431
CONTAINERS & PACKAGING — 0.44%
WestRock Co.[a]	354	22,323

		22,323
DIVERSIFIED CONSUMER SERVICES — 0.46%
H&R Block Inc.	692	23,037

		23,037
DIVERSIFIED FINANCIAL SERVICES — 0.84%
NASDAQ OMX Group Inc. (The)	296	15,105
Voya Financial Inc.	576	27,043

		42,148
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.09%
CenturyLink Inc.	1,440	41,184
Frontier Communications Corp.	2,911	13,740

		54,924
ELECTRIC UTILITIES — 3.32%
Edison International	795	47,708
Entergy Corp.	456	32,385
Exelon Corp.	2,168	69,571
Pinnacle West Capital Corp.	280	17,279

		166,943
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.31%
Arrow Electronics Inc.[a]	244	14,189
Avnet Inc.	344	14,355
Corning Inc.	3,199	59,757
Flextronics International Ltd.[a]	1,460	16,075
TE Connectivity Ltd.	1,023	62,321

		166,697
FOOD PRODUCTS — 2.52%
Archer-Daniels-Midland Co.	1,603	76,014
Bunge Ltd.	368	29,385
Hormel Foods Corp.	364	21,553

		126,952

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA ETF

July 31, 2015

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 3.47%
Becton Dickinson and Co.	164	$24,953
Cooper Companies Inc. (The)	123	21,771
Edwards Lifesciences Corp.[a]	272	41,387
ResMed Inc.	352	20,398
Varian Medical Systems Inc.[a]	252	21,690
Zimmer Biomet Holdings Inc.	428	44,542

		174,741
HEALTH CARE PROVIDERS & SERVICES — 12.41%
Aetna Inc.	888	100,318
Anthem Inc.	675	104,132
Cardinal Health Inc.	836	71,043
Centene Corp.[a]	283	19,847
Cigna Corp.	652	93,927
Henry Schein Inc.[a]	91	13,466
Humana Inc.	379	69,012
Laboratory Corp. of America Holdings[a]	252	32,077
Patterson Companies Inc.	212	10,634
Quest Diagnostics Inc.	364	26,867
UnitedHealth Group Inc.	406	49,289
Universal Health Services Inc. Class B	232	33,693

		624,305
HOTELS, RESTAURANTS & LEISURE — 0.79%
Royal Caribbean Cruises Ltd.	440	39,534

		39,534
HOUSEHOLD DURABLES — 1.98%
Harman International Industries Inc.	172	18,518
Leggett & Platt Inc.	348	16,638
Newell Rubbermaid Inc.	684	29,603
Whirlpool Corp.	196	34,835

		99,594
INSURANCE — 17.97%
ACE Ltd.	827	89,953
Aflac Inc.	1,108	70,967
Alleghany Corp.[a]	40	19,445
Allstate Corp. (The)	1,051	72,467
American International Group Inc.	2,047	131,254
Arch Capital Group Ltd.[a]	324	23,121
Assurant Inc.	176	13,130
Axis Capital Holdings Ltd.	264	15,196
Chubb Corp. (The)	583	72,484
Cincinnati Financial Corp.	391	21,587
Everest Re Group Ltd.	112	20,509
FNF Group	632	24,705

Security	Shares	Value
Hartford Financial Services Group Inc. (The)	1,056	$50,213
Lincoln National Corp.	656	36,946
Loews Corp.	755	28,773
Principal Financial Group Inc.	740	41,077
Torchmark Corp.	324	19,962
Travelers Companies Inc. (The)	812	86,170
Unum Group	636	22,794
WR Berkley Corp.	252	14,041
XL Group PLC	768	29,199

		903,993
IT SERVICES — 4.70%
Accenture PLC Class A	1,199	123,629
Paychex Inc.	824	38,233
Total System Services Inc.	415	19,181
Western Union Co. (The)	1,307	26,454
Xerox Corp.	2,647	29,170

		236,667
LEISURE PRODUCTS — 0.44%
Polaris Industries Inc.	160	21,930

		21,930
LIFE SCIENCES TOOLS & SERVICES — 0.48%
Mettler-Toledo International Inc.[a]	72	24,307

		24,307
MACHINERY — 0.22%
AGCO Corp.	200	11,002

		11,002
MEDIA — 0.31%
TEGNA Inc.	540	15,730

		15,730
MULTI-UTILITIES — 3.89%
Alliant Energy Corp.	276	16,977
Ameren Corp.	612	25,141
Consolidated Edison Inc.	740	47,056
DTE Energy Co.	320	25,747
MDU Resources Group Inc.	464	9,053
Public Service Enterprise Group Inc.	1,276	53,171
SCANA Corp.	340	18,632

		195,777
MULTILINE RETAIL — 2.05%
Kohl’s Corp.	516	31,641
Macy’s Inc.	860	59,392
Nordstrom Inc.	156	11,904

		102,937

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA ETF

July 31, 2015

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 3.19%
Marathon Petroleum Corp.	1,380	$75,445
Valero Energy Corp.	1,299	85,214

		160,659
PERSONAL PRODUCTS — 0.30%
Edgewell Personal Care Co.	159	15,218

		15,218
PHARMACEUTICALS — 0.73%
Mallinckrodt PLC[a]	295	36,568

		36,568
PROFESSIONAL SERVICES — 1.17%
ManpowerGroup Inc.	200	18,096
Robert Half International Inc.	336	18,490
Towers Watson & Co. Class A	175	22,187

		58,773
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.40%
Jones Lang LaSalle Inc.	112	19,940

		19,940
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.59%
Marvell Technology Group Ltd.	1,015	12,627
Qorvo Inc.[a]	372	21,557
Skyworks Solutions Inc.	480	45,922

		80,106
SOFTWARE — 1.86%
CDK Global Inc.	340	17,558
Electronic Arts Inc.[a]	783	56,024
Synopsys Inc.[a]	392	19,929

		93,511
SPECIALTY RETAIL — 4.29%
Advance Auto Parts Inc.	184	32,055
Bed Bath & Beyond Inc.[a]	80	5,218
Best Buy Co. Inc.	791	25,541
Dick’s Sporting Goods Inc.	235	11,980
Foot Locker Inc.	364	25,680
GameStop Corp. Class Ab	284	13,022
Gap Inc. (The)	632	23,055
Ross Stores Inc.	1,040	55,287
Staples Inc.	1,616	23,771

		215,609

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 5.23%
Apple Inc.	694	$84,182
Hewlett-Packard Co.	3,479	106,179
NetApp Inc.	788	24,546
Western Digital Corp.	560	48,194

		263,101
TEXTILES, APPAREL & LUXURY GOODS — 0.62%
Hanesbrands Inc.	1,008	31,278

		31,278

TOTAL COMMON STOCKS
(Cost: $4,970,684)		5,025,980

SHORT-TERM INVESTMENTS — 0.18%

MONEY MARKET FUNDS — 0.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	6,358	6,358
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	352	352
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	2,609	2,609

		9,319

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,319)		9,319

TOTAL INVESTMENTS IN SECURITIES — 100.10%
(Cost: $4,980,003)		5,035,299
Other Assets, Less Liabilities — (0.10)%		(5,156)

NET ASSETS — 100.00%		$5,030,143

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.98%

AEROSPACE & DEFENSE — 1.22%
AAR Corp.	158	$4,258
Astronics Corp.[a]	80	4,960
Cubic Corp.	115	5,103
Engility Holdings Inc.	88	1,928
National Presto Industries Inc.	23	1,821
Orbital ATK Inc.	273	19,369

		37,439
AIR FREIGHT & LOGISTICS — 0.21%
Air Transport Services Group Inc.[a]	94	973
Atlas Air Worldwide Holdings Inc.[a]	30	1,474
Echo Global Logistics Inc.[a]	120	3,876

		6,323
AIRLINES — 0.41%
Allegiant Travel Co.	21	4,467
Hawaiian Holdings Inc.[a]	66	1,433
Republic Airways Holdings Inc.[a]	98	494
SkyWest Inc.	69	1,143
Spirit Airlines Inc.[a]	84	5,025

		12,562
AUTO COMPONENTS — 1.33%
Cooper Tire & Rubber Co.	263	8,661
Drew Industries Inc.	110	6,453
Gentherm Inc.[a,b]	164	8,254
Modine Manufacturing Co.[a]	309	3,130
Motorcar Parts of America Inc.[a,b]	87	2,578
Remy International Inc.	138	4,085
Standard Motor Products Inc.	99	3,620
Superior Industries International Inc.	103	1,743
Tower International Inc.[a]	96	2,508

		41,032
AUTOMOBILES — 0.49%
Thor Industries Inc.	217	12,126
Winnebago Industries Inc.	130	2,903

		15,029
BANKS — 7.23%
1st Source Corp.	58	1,971
Ameris Bancorp	136	3,673
Arrow Financial Corp.	55	1,515
Banc of California Inc.	133	1,613
BancFirst Corp.	34	2,163
BBCN Bancorp Inc.	348	5,342

Security	Shares	Value
Berkshire Hills Bancorp Inc.	165	$4,802
Blue Hills Bancorp Inc.[a]	137	1,978
Bryn Mawr Bank Corp.	63	1,817
Camden National Corp.	36	1,449
Capital Bank Financial Corp. Class Aa,b	124	3,716
CenterState Banks Inc.	210	2,927
Central Pacific Financial Corp.	107	2,492
Chemical Financial Corp.	156	5,140
City Holding Co.	73	3,520
CoBiz Financial Inc.	167	2,136
Community Trust Bancorp Inc.	93	3,256
ConnectOne Bancorp Inc.	165	3,524
Eagle Bancorp Inc.[a,b]	137	6,083
Enterprise Financial Services Corp.	86	2,075
FCB Financial Holdings Inc. Class Aa	154	5,348
First BanCorp/Puerto Rico[a]	557	2,401
First Community Bancshares Inc./VA	75	1,334
First Financial Corp./IN	44	1,460
First Interstate BancSystem Inc.	120	3,328
First Merchants Corp.	173	4,503
First NBC Bank Holding Co.[a]	93	3,553
First Niagara Financial Group Inc.	1,716	16,662
Great Southern Bancorp Inc.	46	1,909
Great Western Bancorp Inc.	263	6,906
Hanmi Financial Corp.	154	3,898
Heartland Financial USA Inc.	78	2,939
Heritage Financial Corp./WA	143	2,531
HomeTrust Bancshares Inc.[a]	93	1,594
Independent Bank Corp./Rockland MA	109	5,271
Independent Bank Group Inc.	43	1,913
Lakeland Bancorp Inc.	174	1,966
Lakeland Financial Corp.	79	3,361
NBT Bancorp Inc.	214	5,784
OFG Bancorp	212	1,709
Opus Bank	71	2,780
Peoples Bancorp Inc./OH	74	1,557
Pinnacle Financial Partners Inc.	156	8,282
Renasant Corp.	183	5,883
Republic Bancorp Inc./KY Class A	49	1,232
S&T Bancorp Inc.	142	4,391
Simmons First National Corp. Class A	78	3,545
State Bank Financial Corp.	207	4,192
Sterling Bancorp/DE	530	7,892
Stock Yards Bancorp Inc.	63	2,322
Susquehanna Bancshares Inc.	886	12,581

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Talmer Bancorp Inc. Class A	276	$4,499
TowneBank/Portsmouth VA	201	3,548
TriCo Bancshares	129	3,198
Tristate Capital Holdings Inc.[a,b]	109	1,377
Union Bankshares Corp.	217	5,356
Univest Corp. of Pennsylvania	97	1,933
Washington Trust Bancorp Inc.	65	2,585
WesBanco Inc.	167	5,548

		222,263
BEVERAGES — 0.04%
National Beverage Corp.[a]	56	1,331

		1,331
BIOTECHNOLOGY — 2.22%
Eagle Pharmaceuticals Inc./DEa	40	3,865
Emergent BioSolutions Inc.[a]	145	4,760
Enanta Pharmaceuticals Inc.[a,b]	30	1,519
Insys Therapeutics Inc.[a,b]	118	5,301
Kite Pharma Inc.[a]	131	9,533
MiMedx Group Inc.[a,b]	442	4,743
Myriad Genetics Inc.[a,b]	336	11,464
NewLink Genetics Corp.[a]	100	5,215
PDL BioPharma Inc.	745	4,336
Prothena Corp. PLC[a]	147	9,698
Repligen Corp.[a,b]	150	5,251
Spark Therapeutics Inc.[a]	41	2,519

		68,204
BUILDING PRODUCTS — 0.94%
AAON Inc.	208	4,615
Advanced Drainage Systems Inc.	167	4,648
American Woodmark Corp.[a]	66	4,340
Apogee Enterprises Inc.	12	662
Gibraltar Industries Inc.[a]	135	2,584
Griffon Corp.	161	2,776
Insteel Industries Inc.	84	1,373
Patrick Industries Inc.[a]	54	1,946
Universal Forest Products Inc.	96	6,096

		29,040
CAPITAL MARKETS — 0.95%
Calamos Asset Management Inc. Class A	84	1,009
Cowen Group Inc. Class Aa	485	2,740
INTL FCStone Inc.[a]	73	2,129
Investment Technology Group Inc.	151	3,073
Janus Capital Group Inc.	686	11,237

Security	Shares	Value
KCG Holdings Inc. Class Aa	205	$2,177
Oppenheimer Holdings Inc. Class A	49	1,112
Piper Jaffray Companies[a]	81	3,633
Westwood Holdings Group Inc.	33	1,982

		29,092
CHEMICALS — 0.43%
A Schulman Inc.	139	5,175
FutureFuel Corp.	112	1,281
Hawkins Inc.	46	1,678
Innospec Inc.	116	5,017

		13,151
COMMERCIAL SERVICES & SUPPLIES — 1.97%
ACCO Brands Corp.[a]	541	4,425
CIVEO Corp.	412	882
Deluxe Corp.	229	14,754
Ennis Inc.	124	2,081
HNI Corp.	212	10,513
InnerWorkings Inc.[a,b]	182	1,365
Kimball International Inc. Class B	162	1,834
McGrath RentCorp	114	2,891
Multi-Color Corp.	64	4,087
Quad/Graphics Inc.	156	2,566
U.S. Ecology Inc.	95	4,359
UniFirst Corp./MA	74	8,201
Viad Corp.	95	2,724

		60,682
COMMUNICATIONS EQUIPMENT — 1.06%
Black Box Corp.	74	1,159
Calix Inc.[a]	177	1,492
Comtech Telecommunications Corp.	74	2,132
InterDigital Inc./PA	171	9,246
NETGEAR Inc.[a]	159	5,325
Plantronics Inc.	198	11,500
Sonus Networks Inc.[a]	208	1,678

		32,532
CONSTRUCTION & ENGINEERING — 0.57%
Aegion Corp.[a]	172	3,400
Argan Inc.	60	2,333
Comfort Systems USA Inc.	178	4,920
MYR Group Inc.[a]	100	3,004
Tutor Perini Corp.[a]	188	3,935

		17,592
CONSTRUCTION MATERIALS — 0.12%
U.S. Concrete Inc.[a]	64	2,709

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
U.S. Lime & Minerals Inc.	17	$918

		3,627
CONSUMER FINANCE — 0.44%
Cash America International Inc.	144	3,993
Enova International Inc.[a,b]	124	2,242
Ezcorp Inc. Class Aa,b	330	2,340
Green Dot Corp. Class Aa,b	150	3,108
World Acceptance Corp.[a,b]	32	1,741

		13,424
DISTRIBUTORS — 0.27%
Core-Mark Holding Co. Inc.	112	7,120
Weyco Group Inc.	36	1,039

		8,159
DIVERSIFIED CONSUMER SERVICES — 1.32%
American Public Education Inc.[a,b]	111	2,872
Bridgepoint Education Inc.[a]	111	1,046
Capella Education Co.	53	2,730
Carriage Services Inc.	78	1,874
DeVry Education Group Inc.	265	8,051
Graham Holdings Co. Class B	22	15,170
K12 Inc.[a]	216	2,849
LifeLock Inc.[a]	216	1,711
Steiner Leisure Ltd.[a]	59	3,404
Universal Technical Institute Inc.	119	758

		40,465
DIVERSIFIED FINANCIAL SERVICES — 0.18%
FNFV Group[a]	383	5,577

		5,577
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.56%
General Communication Inc. Class Aa	125	2,300
IDT Corp. Class B	83	1,413
Inteliquent Inc.	161	2,930
Iridium Communications Inc.[a,b]	385	2,857
Premiere Global Services Inc.[a]	206	2,223
Vonage Holdings Corp.[a]	855	5,463

		17,186
ELECTRIC UTILITIES — 1.76%
El Paso Electric Co.	186	6,776
Empire District Electric Co. (The)	210	4,832
Great Plains Energy Inc.	677	17,676
PNM Resources Inc.	366	9,655
Portland General Electric Co.	360	12,964
Unitil Corp.	64	2,275

		54,178

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.71%
Benchmark Electronics Inc.[a]	254	$5,603
Checkpoint Systems Inc.	270	2,360
CTS Corp.	143	2,687
Daktronics Inc.	170	1,943
DTS Inc./CAa	79	2,251
Electro Rent Corp.	100	1,005
FARO Technologies Inc.[a]	83	3,643
II-VI Inc.[a]	247	4,199
Insight Enterprises Inc.[a]	192	5,182
Kimball Electronics Inc.[a]	137	1,837
Mercury Systems Inc.[a]	219	3,086
Methode Electronics Inc.	175	4,695
MTS Systems Corp.	70	4,523
Multi-Fineline Electronix Inc.[a]	45	804
Newport Corp.[a]	192	3,041
OSI Systems Inc.[a]	91	6,386
PC Connection Inc.	51	1,132
Plexus Corp.[a]	162	6,179
Rofin-Sinar Technologies Inc.[a]	135	3,367
Rogers Corp.[a]	89	4,981
Sanmina Corp.[a]	401	8,850
ScanSource Inc.[a]	138	5,220
SYNNEX Corp.	136	10,286
Tech Data Corp.[a]	176	10,266
TTM Technologies Inc.[a]	345	3,150
Vishay Intertechnology Inc.	653	7,496

		114,172
ENERGY EQUIPMENT & SERVICES — 0.09%
Natural Gas Services Group Inc.[a]	58	1,167
PHI Inc.[a]	55	1,525

		2,692
FOOD & STAPLES RETAILING — 0.42%
Ingles Markets Inc. Class A	55	2,545
Natural Grocers by Vitamin Cottage Inc.[a]	47	1,257
SpartanNash Co.	181	5,830
Village Super Market Inc. Class A	32	918
Weis Markets Inc.	58	2,446

		12,996
FOOD PRODUCTS — 1.10%
Cal-Maine Foods Inc.	131	7,095
Calavo Growers Inc.	68	3,707
Farmer Bros. Co.[a]	42	994

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Fresh Del Monte Produce Inc.[b]	166	$6,560
John B Sanfilippo & Son Inc.	39	2,027
Landec Corp.[a]	117	1,562
Sanderson Farms Inc.[b]	101	7,273
Seaboard Corp.[a]	1	3,475
Seneca Foods Corp. Class Aa	36	1,051

		33,744
GAS UTILITIES — 1.25%
Chesapeake Utilities Corp.	70	3,599
New Jersey Resources Corp.	380	10,982
ONE Gas Inc.	251	11,303
WGL Holdings Inc.	225	12,577

		38,461
HEALTH CARE EQUIPMENT & SUPPLIES — 4.43%
Abaxis Inc.	103	5,156
Analogic Corp.	50	4,028
AngioDynamics Inc.[a]	127	1,969
Anika Therapeutics Inc.[a]	96	3,638
Cantel Medical Corp.	170	9,330
CONMED Corp.	120	6,806
Entellus Medical Inc.[a]	43	968
Exactech Inc.[a]	50	999
Greatbatch Inc.[a]	115	6,271
Halyard Health Inc.[a]	205	8,352
Hill-Rom Holdings Inc.	265	14,848
ICU Medical Inc.[a]	68	6,795
Inogen Inc.[a]	57	2,534
Integra LifeSciences Holdings Corp.[a]	121	7,760
Masimo Corp.[a]	240	10,003
Meridian Bioscience Inc.	192	3,473
Merit Medical Systems Inc.[a]	199	5,086
Natus Medical Inc.[a]	157	7,090
Nevro Corp.[a]	70	3,554
Orthofix International NVa	89	2,969
STERIS Corp.	262	18,112
SurModics Inc.[a]	60	1,409
Thoratec Corp.[a]	32	2,025
Vascular Solutions Inc.[a]	83	3,090

		136,265
HEALTH CARE PROVIDERS & SERVICES — 6.26%
AAC Holdings Inc.[a]	41	1,558
Aceto Corp.	140	3,280
Adeptus Health Inc. Class Aa	54	5,934
Almost Family Inc.[a]	35	1,532
Amedisys Inc.[a,b]	121	5,279

Security	Shares	Value
AMN Healthcare Services Inc.[a]	227	$6,681
AmSurg Corp.[a]	222	15,926
Bio-Reference Laboratories Inc.[a]	120	5,324
Chemed Corp.	82	12,174
CorVel Corp.[a]	52	1,662
Ensign Group Inc. (The)	115	5,879
Health Net Inc./CAa	371	24,805
HealthEquity Inc.[a]	148	4,982
Healthways Inc.[a,b]	213	2,696
IPC Healthcare Inc.[a,b]	79	4,380
Kindred Healthcare Inc.	260	5,364
LHC Group Inc.[a]	64	2,578
LifePoint Health Inc.[a]	209	17,318
Magellan Health Inc.[a]	129	7,816
Molina Healthcare Inc.[a,b]	199	15,010
PharMerica Corp.[a]	145	4,955
Providence Service Corp. (The)[a]	62	2,918
Select Medical Holdings Corp.	384	5,541
Triple-S Management Corp. Class Ba	120	2,590
U.S. Physical Therapy Inc.	59	3,119
Universal American Corp./NYa	167	1,548
VCA Inc.[a]	354	21,782

		192,631
HEALTH CARE TECHNOLOGY — 0.28%
Computer Programs & Systems Inc.	50	2,339
Omnicell Inc.[a]	172	6,281

		8,620
HOTELS, RESTAURANTS & LEISURE — 3.13%
Biglari Holdings Inc.[a]	3	1,304
BJ’s Restaurants Inc.[a]	95	4,898
Cracker Barrel Old Country Store Inc.[b]	92	13,974
Dave & Buster’s Entertainment Inc.[a]	118	4,578
Del Frisco’s Restaurant Group Inc.[a]	111	1,771
Fiesta Restaurant Group Inc.[a]	129	7,499
Interval Leisure Group Inc.	191	4,072
Jack in the Box Inc.	183	17,385
Marcus Corp. (The)	81	1,698
Marriott Vacations Worldwide Corp.	128	10,701
Popeyes Louisiana Kitchen Inc.[a]	106	6,432
Red Robin Gourmet Burgers Inc.[a]	68	6,232
Ruth’s Hospitality Group Inc.	222	3,892
Texas Roadhouse Inc.	303	11,935

		96,371
HOUSEHOLD DURABLES — 1.21%
Cavco Industries Inc.[a]	37	2,704

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
CSS Industries Inc.	43	$1,221
Ethan Allen Interiors Inc.	124	3,744
Helen of Troy Ltd.[a]	130	11,411
Installed Building Products Inc.[a]	90	2,445
La-Z-Boy Inc.	245	6,223
M/I Homes Inc.[a]	113	2,834
NACCO Industries Inc. Class A	19	965
Universal Electronics Inc.[a]	76	3,940
WCI Communities Inc.[a]	75	1,893

		37,380
HOUSEHOLD PRODUCTS — 0.05%
Central Garden & Pet Co. Class Aa	157	1,583

		1,583
INSURANCE — 11.76%
Allied World Assurance Co. Holdings AG	463	19,566
American Equity Investment Life Holding Co.	352	10,398
American Financial Group Inc./OH	336	23,167
AMERISAFE Inc.	91	4,555
AmTrust Financial Services Inc.	175	12,164
Argo Group International Holdings Ltd.	136	7,668
Aspen Insurance Holdings Ltd.	300	14,427
Assured Guaranty Ltd.	772	18,883
Baldwin & Lyons Inc. Class B	45	1,049
CNO Financial Group Inc.	936	16,698
Employers Holdings Inc.	152	3,648
Endurance Specialty Holdings Ltd.	216	15,010
Enstar Group Ltd.[a]	49	7,840
FBL Financial Group Inc. Class A	54	3,079
Federated National Holding Co.	59	1,392
Fidelity & Guaranty Life	57	1,484
Global Indemnity PLC[a]	42	1,161
Greenlight Capital Re Ltd. Class Aa	143	3,978
Hanover Insurance Group Inc. (The)	203	16,413
HCC Insurance Holdings Inc.	446	34,413
HCI Group Inc.	45	2,020
Heritage Insurance Holdings Inc.[a]	120	2,967
Horace Mann Educators Corp.	197	6,942
Infinity Property & Casualty Corp.	55	4,263
James River Group Holdings Ltd.	53	1,455
Kansas City Life Insurance Co.	23	1,083
Kemper Corp.	203	7,860
Maiden Holdings Ltd.	264	4,367
Montpelier Re Holdings Ltd.	179	7,634
National Interstate Corp.	36	909

Security	Shares	Value
Navigators Group Inc. (The)[a]	55	$4,300
OneBeacon Insurance Group Ltd. Class A	98	1,421
ProAssurance Corp.	263	12,700
Reinsurance Group of America Inc.	327	31,562
Safety Insurance Group Inc.	61	3,537
Selective Insurance Group Inc.	274	8,442
StanCorp Financial Group Inc.	194	22,120
State Auto Financial Corp.	79	1,912
Symetra Financial Corp.	391	9,791
Third Point Reinsurance Ltd.[a,b]	277	4,116
United Insurance Holdings Corp.	80	1,285
Universal Insurance Holdings Inc.	153	4,195

		361,874
INTERNET & CATALOG RETAIL — 0.48%
1-800-Flowers.com Inc. Class Aa	121	1,204
Blue Nile Inc.[a]	55	1,744
FTD Companies Inc.[a]	90	2,622
Lands’ End Inc.[a,b]	81	1,910
NutriSystem Inc.	139	4,177
Overstock.com Inc.[a]	73	1,545
PetMed Express Inc.	98	1,651

		14,853
INTERNET SOFTWARE & SERVICES — 1.10%
Blucora Inc.[a]	188	2,664
Cimpress NVa	130	8,389
DHI Group Inc.[a]	208	1,658
j2 Global Inc.	209	14,714
Stamps.com Inc.[a]	69	4,733
XO Group Inc.[a]	110	1,631

		33,789
IT SERVICES — 5.95%
Blackhawk Network Holdings Inc.[a]	249	11,437
Broadridge Financial Solutions Inc.	565	30,663
CACI International Inc. Class Aa	111	9,116
Cass Information Systems Inc.	44	2,314
CIBER Inc.[a]	563	1,864
Convergys Corp.	440	11,048
CSG Systems International Inc.	165	5,131
DST Systems Inc.	158	17,246
EPAM Systems Inc.[a]	200	14,822
Euronet Worldwide Inc.[a]	230	15,755
ExlService Holdings Inc.[a]	152	5,893
Forrester Research Inc.	44	1,376

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Lionbridge Technologies Inc.[a]	268	$1,576
ManTech International Corp./VA Class A	117	3,488
MAXIMUS Inc.	303	20,668
Net 1 UEPS Technologies Inc.[a]	203	3,942
Perficient Inc.[a]	166	2,694
Science Applications International Corp.	198	10,629
Sykes Enterprises Inc.[a]	188	4,583
TeleTech Holdings Inc.	82	2,225
Virtusa Corp.[a,b]	136	6,520

		182,990
LEISURE PRODUCTS — 0.86%
Nautilus Inc.[a]	144	3,043
Smith & Wesson Holding Corp.[a]	256	4,152
Sturm Ruger & Co. Inc.	89	5,342
Vista Outdoor Inc.[a]	294	13,868

		26,405
LIFE SCIENCES TOOLS & SERVICES — 1.93%
Affymetrix Inc.[a,b]	360	3,946
Albany Molecular Research Inc.[a,b]	112	2,368
Bio-Techne Corp.	171	18,704
Cambrex Corp.[a]	150	7,387
INC Research Holdings Inc.[a]	48	2,401
Luminex Corp.[a]	178	3,067
PAREXEL International Corp.[a]	254	17,516
PRA Health Sciences Inc.[a]	98	4,115

		59,504
MACHINERY — 1.77%
Alamo Group Inc.	45	2,364
Briggs & Stratton Corp.	200	3,696
Douglas Dynamics Inc.	107	2,196
FreightCar America Inc.	56	1,079
Greenbrier Companies Inc. (The)[b]	118	5,398
John Bean Technologies Corp.	134	4,884
Kadant Inc.	52	2,371
LB Foster Co. Class A	69	2,025
Lydall Inc.[a]	81	2,407
NN Inc.	83	1,895
Standex International Corp.	62	4,640
Trinity Industries Inc.	740	21,652

		54,607
MARINE — 0.06%
Matson Inc.	45	1,864

		1,864

Security	Shares	Value
MEDIA — 1.00%
Cable One Inc.[a]	22	$9,135
Entercom Communications Corp. Class Aa	107	1,127
Harte-Hanks Inc.	224	1,050
New Media Investment Group Inc.	204	3,470
Scholastic Corp.	112	4,826
Time Inc.	502	11,205

		30,813
METALS & MINING — 0.65%
Century Aluminum Co.[a,b]	246	2,293
Kaiser Aluminum Corp.	84	7,094
Materion Corp.	91	2,784
McEwen Mining Inc.	1,034	755
Schnitzer Steel Industries Inc. Class A	122	1,917
Stillwater Mining Co.[a,b]	554	5,274

		20,117
MULTI-UTILITIES — 0.31%
Avista Corp.	287	9,477

		9,477
MULTILINE RETAIL — 0.83%
Big Lots Inc.	258	11,140
Dillard’s Inc. Class A	111	11,309
Fred’s Inc. Class A	168	3,031

		25,480
OIL, GAS & CONSUMABLE FUELS — 0.89%
Delek U.S. Holdings Inc.	258	9,203
Green Plains Inc.	155	3,480
Matador Resources Co.[a]	354	7,799
Renewable Energy Group Inc.[a,b]	143	1,459
REX American Resources Corp.[a,b]	32	1,652
Synergy Resources Corp.[a]	398	3,872

		27,465
PAPER & FOREST PRODUCTS — 0.97%
Domtar Corp.	306	12,442
Neenah Paper Inc.	80	4,846
PH Glatfelter Co.	180	3,674
Resolute Forest Products Inc.[a]	316	3,122
Schweitzer-Mauduit International Inc.	146	5,796

		29,880
PERSONAL PRODUCTS — 0.18%
Medifast Inc.[a]	66	2,037
USANA Health Sciences Inc.[a]	27	3,366

		5,403

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
PHARMACEUTICALS — 3.85%
Akorn Inc.[a]	364	$16,784
Amphastar Pharmaceuticals Inc.[a]	158	2,569
ANI Pharmaceuticals Inc.[a]	38	2,699
Catalent Inc.[a]	395	13,462
Cempra Inc.[a]	146	6,112
Depomed Inc.[a]	287	9,041
Horizon Pharma PLC[a]	585	21,557
Impax Laboratories Inc.[a]	327	15,846
Lannett Co. Inc.[a,b]	129	7,688
Ocular Therapeutix Inc.[a]	43	993
Phibro Animal Health Corp.	68	2,671
Prestige Brands Holdings Inc.[a]	257	12,238
Sagent Pharmaceuticals Inc.[a]	95	2,335
SciClone Pharmaceuticals Inc.[a]	232	2,114
Sucampo Pharmaceuticals Inc. Class Aa	106	2,310

		118,419
PROFESSIONAL SERVICES — 1.43%
Barrett Business Services Inc.	33	1,366
CBIZ Inc.[a]	212	2,078
Exponent Inc.	124	5,517
Heidrick & Struggles International Inc.	84	1,837
Huron Consulting Group Inc.[a]	105	8,029
ICF International Inc.[a]	84	3,080
Insperity Inc.	79	3,972
Kelly Services Inc. Class A	177	2,644
Korn/Ferry International	243	8,136
Navigant Consulting Inc.[a]	232	3,647
Resources Connection Inc.	181	2,865
VSE Corp.	20	948

		44,119
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.77%
Agree Realty Corp.	111	3,440
Altisource Residential Corp.	276	4,543
Apollo Commercial Real Estate Finance Inc.[b]	274	4,625
Chatham Lodging Trust	173	4,675
Chimera Investment Corp.	887	12,622
InfraREIT Inc.[a]	109	3,655
New York Mortgage Trust Inc.[b]	507	3,792
Newcastle Investment Corp.	311	1,527
One Liberty Properties Inc.	62	1,401
Physicians Realty Trust	294	4,716
Resource Capital Corp.[b]	861	3,082

Security	Shares	Value
Select Income REIT	322	$6,463

		54,541
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.18%
Forestar Group Inc.[a,b]	160	2,048
Marcus & Millichap Inc.[a]	71	3,638

		5,686
ROAD & RAIL — 1.33%
AMERCO	36	12,937
ArcBest Corp.	119	3,933
Celadon Group Inc.	107	2,322
Covenant Transportation Group Inc. Class Aa	54	1,275
Heartland Express Inc.	222	4,735
Knight Transportation Inc.	280	7,571
Marten Transport Ltd.	119	2,308
PAM Transportation Services Inc.[a]	17	894
Saia Inc.[a]	114	4,950

		40,925
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.46%
Advanced Energy Industries Inc.[a]	186	4,871
Ambarella Inc.[a,b]	145	16,801
Amkor Technology Inc.[a]	394	1,737
Brooks Automation Inc.	324	3,418
Cabot Microelectronics Corp.[a]	116	5,259
CEVA Inc.[a]	95	1,779
Cirrus Logic Inc.[a]	302	9,969
Cohu Inc.	118	1,169
Diodes Inc.[a]	182	4,039
Fairchild Semiconductor International Inc.[a]	547	8,238
First Solar Inc.[a,b]	346	15,328
FormFactor Inc.[a]	268	1,938
Integrated Device Technology Inc.[a]	651	12,441
Integrated Silicon Solution Inc.	144	3,158
Intersil Corp. Class A	599	6,667
Kulicke & Soffa Industries Inc.[a]	370	3,852
Lattice Semiconductor Corp.[a]	544	2,676
Micrel Inc.	190	2,650
MKS Instruments Inc.	245	8,697
Monolithic Power Systems Inc.	170	8,791
NVE Corp.	21	1,254
OmniVision Technologies Inc.[a]	280	6,838
Photronics Inc.[a,b]	399	3,292

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
Power Integrations Inc.	136	$5,271
Rudolph Technologies Inc.[a]	148	1,661
SunEdison Semiconductor Ltd.[a]	177	2,503
Synaptics Inc.[a,b]	170	13,495
Tessera Technologies Inc.	228	7,902
Xcerra Corp.[a]	354	2,225

		167,919
SOFTWARE — 2.85%
Ebix Inc.[b]	141	4,370
Ellie Mae Inc.[a]	59	4,629
Epiq Systems Inc.	97	1,605
ePlus Inc.[a]	39	2,999
FactSet Research Systems Inc.	32	5,301
Manhattan Associates Inc.[a]	358	23,206
Monotype Imaging Holdings Inc.	181	4,512
NetScout Systems Inc.[a]	448	17,866
Progress Software Corp.[a]	220	6,530
QAD Inc. Class A	42	1,121
Take-Two Interactive Software Inc.[a]	407	12,853
VASCO Data Security International Inc.[a,b]	137	2,793

		87,785
SPECIALTY RETAIL — 3.86%
America’s Car-Mart Inc./TXa	39	1,804
ANN INC.[a]	198	9,058
Barnes & Noble Inc.[a]	218	5,731
Big 5 Sporting Goods Corp.	87	958
Boot Barn Holdings Inc.[a]	54	1,706
Buckle Inc. (The)[b]	140	6,192
Caleres Inc.	200	6,608
Cato Corp. (The) Class A	126	4,840
Children’s Place Inc. (The)	102	5,906
Express Inc.[a]	363	6,912
Finish Line Inc. (The) Class A	225	6,185
Genesco Inc.[a,b]	116	7,504
Haverty Furniture Companies Inc.	89	1,974
Hibbett Sports Inc.[a]	120	5,466
Kirkland’s Inc.	74	2,019
MarineMax Inc.[a]	121	2,185
Murphy USA Inc.[a]	220	12,047
Outerwall Inc.	74	5,241
Rent-A-Center Inc./TX	244	6,537
Select Comfort Corp.[a,b]	254	6,614
Shoe Carnival Inc.	73	2,067
Stage Stores Inc.	150	2,640

Security	Shares	Value
Stein Mart Inc.	141	$1,437
Tilly’s Inc. Class Aa	78	706
TravelCenters of America LLC[a]	151	2,455
Winmark Corp.	12	1,216
Zumiez Inc.[a,b]	106	2,767

		118,775
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.58%
Lexmark International Inc. Class A	271	9,211
QLogic Corp.[a]	418	3,708
Super Micro Computer Inc.[a,b]	179	4,774

		17,693
TEXTILES, APPAREL & LUXURY GOODS — 2.04%
Columbia Sportswear Co.	134	9,586
G-III Apparel Group Ltd.[a]	195	14,085
Iconix Brand Group Inc.[a]	210	4,563
Movado Group Inc.	88	2,229
Skechers U.S.A. Inc. Class Aa	200	30,090
Unifi Inc.[a]	74	2,284

		62,837
THRIFTS & MORTGAGE FINANCE — 1.05%
Bank Mutual Corp.	213	1,549
Brookline Bancorp Inc.	323	3,640
Federal Agricultural Mortgage Corp. Class C	43	1,150
HomeStreet Inc.[a]	92	2,080
LendingTree Inc.[a]	30	2,488
Meridian Bancorp Inc.[a]	102	1,330
Northfield Bancorp Inc.	210	3,163
Provident Financial Services Inc.	283	5,552
TrustCo Bank Corp. NY	457	2,847
United Financial Bancorp Inc.	199	2,684
Waterstone Financial Inc.	158	2,040
WSFS Financial Corp.	127	3,646

		32,169
TOBACCO — 0.19%
Universal Corp./VA	104	5,933

		5,933
TRADING COMPANIES & DISTRIBUTORS — 0.33%
Aircastle Ltd.	310	7,462
CAI International Inc.[a]	78	1,096
Veritiv Corp.[a]	42	1,565

		10,123

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FACTORSELECTTM MSCI USA SMALL-CAP ETF

July 31, 2015

Security	Shares	Value
WATER UTILITIES — 0.42%
American States Water Co.	183	$7,055
Connecticut Water Service Inc.	54	1,838
Middlesex Water Co.	78	1,774
SJW Corp.	72	2,149

		12,816
WIRELESS TELECOMMUNICATION SERVICES — 0.25%
Boingo Wireless Inc.[a]	135	1,314
Shenandoah Telecommunications Co.	111	3,816
Spok Holdings Inc.	150	2,509

		7,639

TOTAL COMMON STOCKS
(Cost: $3,041,937)		3,075,703

SHORT-TERM INVESTMENTS — 7.44%

MONEY MARKET FUNDS — 7.44%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.18%[c,d,e]	214,999	214,999
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	11,878	11,878
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.02%[c,d]	2,012	2,012

		228,889

TOTAL SHORT-TERM INVESTMENTS (Cost: $228,889)		228,889

TOTAL INVESTMENTS IN SECURITIES — 107.42%
(Cost: $3,270,826)		3,304,592
Other Assets, Less Liabilities — (7.42)%		(228,385)

NET ASSETS — 100.00%		$3,076,207

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2015

	iShares FactorSelect MSCI Global ETF	iShares FactorSelect MSCI International ETF	iShares FactorSelect MSCI Intl Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,486,475	$4,840,145	$4,993,423
Affiliated (Note 2)	39,233	19,130	26,341

Total cost of investments	$2,525,708	$4,859,275	$5,019,764

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,410,159	$4,933,761	$5,034,106
Affiliated (Note 2)	39,893	19,130	26,341

Total fair value of investments	2,450,052	4,952,891	5,060,447
Foreign currency, at value[b]	6,365	4,745	3,312
Cash	—	—	7
Receivables:
Investment securities sold	—	—	163
Dividends and interest	3,802	2,511	2,415
Capital shares sold	—	—	13,500

Total Assets	2,460,219	4,960,147	5,079,844

LIABILITIES
Payables:
Investment securities purchased	—	—	11,998
Collateral for securities on loan (Note 1)	11,729	18,975	26,146
Investment advisory fees (Note 2)	1,021	1,622	1,271

Total Liabilities	12,750	20,597	39,415

NET ASSETS	$2,447,469	$4,939,550	$5,040,429

Net assets consist of:
Paid-in capital	$2,530,170	$4,848,272	$4,998,844
Undistributed net investment income	3,875	10,290	2,472
Accumulated net realized loss	(10,838)	(12,577)	(1,571)
Net unrealized appreciation (depreciation)	(75,738)	93,565	40,684

NET ASSETS	$2,447,469	$4,939,550	$5,040,429

Shares outstanding[c]	100,000	200,000	200,000

Net asset value per share	$24.47	$24.70	$25.20

[a]	Securities on loan with values of $6,252, $17,931 and $24,274, respectively. See Note 1.
[b]	Cost of foreign currency: $6,404, $4,750 and $3,334, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2015

	iShares FactorSelect MSCI USA ETF	iShares FactorSelect MSCI USA Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$4,970,684	$3,041,937
Affiliated (Note 2)	9,319	228,889

Total cost of investments	$4,980,003	$3,270,826

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,025,980	$3,075,703
Affiliated (Note 2)	9,319	228,889

Total fair value of investments	5,035,299	3,304,592
Cash	—	1,770
Receivables:
Investment securities sold	7,792	—
Dividends and interest	2,010	1,665

Total Assets	5,045,101	3,308,027

LIABILITIES
Payables:
Investment securities purchased	6,891	1,875
Collateral for securities on loan (Note 1)	6,710	226,877
Investment advisory fees (Note 2)	1,357	1,298
Due to broker	—	1,770

Total Liabilities	14,958	231,820

NET ASSETS	$5,030,143	$3,076,207

Net assets consist of:
Paid-in capital	$4,984,661	$3,079,006
Undistributed net investment income	2,395	1,840
Accumulated net realized loss	(12,209)	(38,405)
Net unrealized appreciation	55,296	33,766

NET ASSETS	$5,030,143	$3,076,207

Shares outstanding[b]	200,000	100,000

Net asset value per share	$25.15	$30.76

[a]	Securities on loan with values of $6,511 and $222,751, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations

iSHARES® TRUST

Period ended July 31, 2015

	iShares FactorSelect MSCI Global ETF[a]	iShares FactorSelect MSCI International ETF[a]	iShares FactorSelect MSCI Intl Small-Cap ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$18,104	$21,610	$16,935
Dividends — affiliated (Note 2)	111	—	—
Interest — affiliated (Note 2)	1	—	1
Securities lending income — affiliated — net (Note 2)	81	79	125

Total investment income	18,297	21,689	17,061

EXPENSES
Investment advisory fees (Note 2)	3,195	3,559	3,891

Total expenses	3,195	3,559	3,891
Less investment advisory fees waived (Note 2)	(48)	—	—

Net expenses	3,147	3,559	3,891

Net investment income	15,150	18,130	13,170

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,904)	(12,577)	(653)
Investments — affiliated (Note 2)	66	—	—
Foreign currency transactions	(167)	8,981	259

Net realized loss	(11,005)	(3,596)	(394)

Net change in unrealized appreciation/depreciation on:
Investments	(75,656)	93,616	40,683
Translation of assets and liabilities in foreign currencies	(82)	(51)	1

Net change in unrealized appreciation/depreciation	(75,738)	93,565	40,684

Net realized and unrealized gain (loss)	(86,743)	89,969	40,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(71,593)	$108,099	$53,460

[a]	For the period from April 28, 2015 (commencement of operations) to July 31, 2015.
[b]	Net of foreign withholding tax of $1,702, $2,549 and $1,710, respectively.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Period ended July 31, 2015

	iShares FactorSelect MSCI USA ETF[a]	iShares FactorSelect MSCI USA Small-Cap ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$12,990	$9,713
Securities lending income — affiliated — net (Note 2)	21	271

Total investment income	13,011	9,984

EXPENSES
Investment advisory fees (Note 2)	2,876	3,999

Total expenses	2,876	3,999

Net investment income	10,135	5,985

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,209)	(39,142)
In-kind redemptions — unaffiliated	—	59,543

Net realized gain (loss)	(12,209)	20,401

Net change in unrealized appreciation/depreciation	55,296	33,766

Net realized and unrealized gain	43,087	54,167

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,222	$60,152

[a]	For the period from April 28, 2015 (commencement of operations) to July 31, 2015.
[b]	Net of foreign withholding tax of $ — and $3, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FactorSelect MSCI Global ETF	iShares FactorSelect MSCI International ETF
	Period from April 28, 2015[a] to July 31, 2015	Period from April 28, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,150	$18,130
Net realized loss	(11,005)	(3,596)
Net change in unrealized appreciation/depreciation	(75,738)	93,565

Net increase (decrease) in net assets resulting from operations	(71,593)	108,099

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,108)	(16,821)

Total distributions to shareholders	(11,108)	(16,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,530,170	4,848,272

Net increase in net assets from capital share transactions	2,530,170	4,848,272

INCREASE IN NET ASSETS	2,447,469	4,939,550

NET ASSETS
Beginning of period	—	—

End of period	$2,447,469	$4,939,550

Undistributed net investment income included in net assets at end of period	$3,875	$10,290

SHARES ISSUED
Shares sold	100,000	200,000

Net increase in shares outstanding	100,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FactorSelect MSCI Intl Small-Cap ETF	iShares FactorSelect MSCI USA ETF
	Period from April 28, 2015[a] to July 31, 2015	Period from April 28, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,170	$10,135
Net realized loss	(394)	(12,209)
Net change in unrealized appreciation/depreciation	40,684	55,296

Net increase in net assets resulting from operations	53,460	53,222

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,875)	(7,740)

Total distributions to shareholders	(11,875)	(7,740)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,998,844	4,984,661

Net increase in net assets from capital share transactions	4,998,844	4,984,661

INCREASE IN NET ASSETS	5,040,429	5,030,143

NET ASSETS
Beginning of period	—	—

End of period	$5,040,429	$5,030,143

Undistributed net investment income included in net assets at end of period	$2,472	$2,395

SHARES ISSUED
Shares sold	200,000	200,000

Net increase in shares outstanding	200,000	200,000

[a]	Commencement of operations.

See notes financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares FactorSelect MSCI USA Small-Cap ETF
Period from April 28, 2015[a] to July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,985
Net realized gain	20,401
Net change in unrealized appreciation/depreciation	33,766

Net increase in net assets resulting from operations	60,152

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,145)

Total distributions to shareholders	(4,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,531,135
Cost of shares redeemed	(1,510,935)

Net increase in net assets from capital share transactions	3,020,200

INCREASE IN NET ASSETS	3,076,207

NET ASSETS
Beginning of period	—

End of period	$3,076,207

Undistributed net investment income included in net assets at end of period	$1,840

SHARES ISSUED AND REDEEMED
Shares sold	150,000
Shares redeemed	(50,000)

Net increase in shares outstanding	100,000

[a]	Commencement of operations.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares FactorSelect MSCI Global ETF

Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.28

Income from investment operations:
Net investment income[b]	0.15
Net realized and unrealized loss[c]	(0.85)

Total from investment operations	(0.70)

Less distributions from:
Net investment income	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$24.47

Total return	(2.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,447
Ratio of expenses to average net assets[e]	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.50%
Ratio of net investment income to average net assets[e]	2.37%
Portfolio turnover rate[f]	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares FactorSelect MSCI International ETF

Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.92

Income from investment operations:
Net investment income[b]	0.15
Net realized and unrealized loss[c]	(0.20)

Total from investment operations	(0.05)

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$24.70

Total return	(0.21)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,940
Ratio of expenses to average net assets[e]	0.45%
Ratio of net investment income to average net assets[e]	2.29%
Portfolio turnover rate[f]	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares FactorSelect MSCI Intl Small-Cap ETF

Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.03

Income from investment operations:
Net investment income[b]	0.13
Net realized and unrealized gain[c]	0.16

Total from investment operations	0.29

Less distributions from:
Net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$25.20

Total return	1.15%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,040
Ratio of expenses to average net assets[e]	0.60%
Ratio of net investment income to average net assets[e]	2.03%
Portfolio turnover rate[f]	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares FactorSelect MSCI USA ETF

Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.12

Income from investment operations:
Net investment income[b]	0.08
Net realized and unrealized gain[c]	0.03

Total from investment operations	0.11

Less distributions from:
Net investment income	(0.08)

Total distributions	(0.08)

Net asset value, end of period	$25.15

Total return	0.43%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,030
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	1.23%
Portfolio turnover rate[f]	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares FactorSelect MSCI USA Small-Cap ETF

Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$30.13

Income from investment operations:
Net investment income[b]	0.06
Net realized and unrealized gain[c]	0.61

Total from investment operations	0.67

Less distributions from:
Net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$30.76

Total return	2.23%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,076
Ratio of expenses to average net assets[e]	0.50%
Ratio of net investment income to average net assets[e]	0.75%
Portfolio turnover rate[f]	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
FactorSelect MSCI Global[a]	Non-diversified
FactorSelect MSCI International[a]	Non-diversified
FactorSelect MSCI Intl Small-Cap[a]	Non-diversified
FactorSelect MSCI USA[a]	Non-diversified
FactorSelect MSCI USA Small-Cap[a]	Non-diversified

[a]	The fund commenced operations on April 28, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
FactorSelect MSCI Global
Assets:
Common Stocks	$2,374,484	$177	$0	[a]	$2,374,661
Preferred Stocks	35,498	—	—		35,498
Investment Companies	27,169	—	—		27,169
Money Market Funds	12,724	—	—		12,724

	$2,449,875	$177	$0	[a]	$2,450,052

FactorSelect MSCI International
Assets:
Common Stocks	$4,895,048	$121	$—		$4,895,169
Preferred Stocks	38,592	—	—		38,592
Money Market Funds	19,130	—	—		19,130

	$4,952,770	$121	$—		$4,952,891

FactorSelect MSCI Intl Small-Cap
Assets:
Common Stocks	$5,007,849	$4,437	$—		$5,012,286
Preferred Stocks	21,820	—	—		21,820
Money Market Funds	26,341	—	—		26,341

	$5,056,010	$4,437	$—		$5,060,447

FactorSelect MSCI USA
Assets:
Common Stocks	$5,025,980	$—	$—		$5,025,980
Money Market Funds	9,319	—	—		9,319

	$5,035,299	$—	$—		$5,035,299

FactorSelect MSCI USA Small-Cap
Assets:
Common Stocks	$3,075,703	$—	$—		$3,075,703
Money Market Funds	228,889	—	—		228,889

	$3,304,592	$—	$—		$3,304,592

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

(“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of July 31, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
FactorSelect MSCI Global	$6,252	$6,252	$—
FactorSelect MSCI International	17,931	17,931	—
FactorSelect MSCI Intl Small-Cap	24,274	24,274	—
FactorSelect MSCI USA	6,511	6,511	—
FactorSelect MSCI USA Small-Cap	222,751	222,751	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. The guidance did not have a material impact on the Funds’ financial statements and disclosures.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares FactorSelect MSCI Global ETF, BFA is entitled to an annual investment advisory fee of 0.50% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2020 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
FactorSelect MSCI International	0.45%
FactorSelect MSCI Intl Small-Cap	0.60
FactorSelect MSCI USA	0.35
FactorSelect MSCI USA Small-Cap	0.50

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares FactorSelect MSCI USA ETF and iShares FactorSelect MSCI USA Small-Cap ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares FactorSelect MSCI Global ETF, iShares FactorSelect MSCI International ETF and iShares FactorSelect MSCI Intl Small-Cap ETF (the “Group 2 Funds”) retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended July 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
FactorSelect MSCI Global	$21
FactorSelect MSCI International	21
FactorSelect MSCI Intl Small-Cap	33
FactorSelect MSCI USA	8
FactorSelect MSCI USA Small-Cap	120

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the period ended July 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the period ended July 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
FactorSelect MSCI Global
iShares MSCI India Index ETF	—	1,125	(250)	875	$27,169	$111	$66

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended July 31, 2015 were as follows:

iShares ETF	Purchases	Sales
FactorSelect MSCI Global	$3,047,317	$523,496
FactorSelect MSCI International	3,058,243	554,802
FactorSelect MSCI Intl Small-Cap	3,020,796	497,872
FactorSelect MSCI USA	544,019	528,610
FactorSelect MSCI USA Small-Cap	571,251	563,450

In-kind transactions (see Note 4) for the period ended July 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
FactorSelect MSCI International	$2,348,506	$—
FactorSelect MSCI Intl Small-Cap	2,479,173	—
FactorSelect MSCI USA	4,967,484	—
FactorSelect MSCI USA Small-Cap	4,526,923	1,512,481

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares FactorSelect MSCI Global ETF, iShares FactorSelect MSCI International ETF and iShares FactorSelect MSCI Intl Small-Cap ETF, each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares FactorSelect MSCI Global ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
FactorSelect MSCI Global	$–	$(167)	$167
FactorSelect MSCI International	–	8,981	(8,981)
FactorSelect MSCI Intl Small-Cap	–	1,177	(1,177)
FactorSelect MSCI USA Small-Cap	58,806	–	(58,806)

The tax character of distributions paid during the period ended July 31, 2015 was as follows:

iShares ETF	2015
FactorSelect MSCI Global
Ordinary income	$11,108

FactorSelect MSCI International
Ordinary income	$16,821

FactorSelect MSCI Intl Small-Cap
Ordinary income	$11,875

FactorSelect MSCI USA
Ordinary income	$7,740

FactorSelect MSCI USA Small-Cap
Ordinary income	$4,145

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
FactorSelect MSCI Global	$5,348	$(10,462)	$(77,587)	$(82,701)
FactorSelect MSCI International	14,161	(11,012)	88,129	91,278
FactorSelect MSCI Intl Small-Cap	5,082	(1,571)	38,074	41,585
FactorSelect MSCI USA	2,395	(11,713)	54,800	45,482
FactorSelect MSCI USA Small-Cap	1,840	(15,996)	11,357	(2,799)

[a]	The difference between book-basis and tax basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
FactorSelect MSCI Global	$10,462
FactorSelect MSCI International	11,012
FactorSelect MSCI Intl Small-Cap	1,571
FactorSelect MSCI USA	11,713
FactorSelect MSCI USA Small-Cap	15,996

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FactorSelect MSCI Global	$2,527,557	$83,781	$(161,286)	$(77,505)
FactorSelect MSCI International	4,864,711	197,749	(109,569)	88,180
FactorSelect MSCI Intl Small-Cap	5,022,374	172,202	(134,129)	38,073
FactorSelect MSCI USA	4,980,499	168,528	(113,728)	54,800
FactorSelect MSCI USA Small-Cap	3,293,235	182,212	(170,855)	11,357

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares FactorSelect MSCI Global ETF, iShares FactorSelect MSCI International ETF, iShares FactorSelect MSCI Intl Small-Cap ETF, iShares FactorSelect MSCI USA ETF and iShares FactorSelect MSCI USA Small-Cap ETF (the “Funds”) at July 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for the period April 28, 2015 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015:

iShares ETF	Qualified Dividend Income
FactorSelect MSCI Global	$16,168
FactorSelect MSCI International	18,844
FactorSelect MSCI Intl Small-Cap	11,641
FactorSelect MSCI USA	11,728
FactorSelect MSCI USA Small-Cap	7,452

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2015 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
FactorSelect MSCI Global	19.99%
FactorSelect MSCI USA	100.00
FactorSelect MSCI USA Small-Cap	100.00

For the fiscal year ended July 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
FactorSelect MSCI Global	$15,588	$1,702
FactorSelect MSCI International	24,159	2,549
FactorSelect MSCI Intl Small-Cap	18,645	1,710

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) (each, a “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in a Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board noted that the proposed investment advisory fee rates and overall expenses for the Funds were higher than the median of the investment advisory fee rates and overall expenses of the funds in their respective Lipper Groups. The Board noted management’s assertion that many of the funds in the respective Lipper Groups are single-factor funds, while the Funds are multi-factor funds. The Board further noted that management further discussed, and the Board considered, the differing characteristics and likely client uses for funds that are multi-factor versus single-factor.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

to-day management of the Funds, as well as the resources that will be available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following each Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in each Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in each Fund’s assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board noted that there are various ways to share potential economies of scale with iShares fund shareholders, including through fee reductions (that may take the form of breakpoints, price cuts, and/or waivers), continued investment in services to iShares fund shareholders, and fee levels that anticipate scale.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indexes that serve as the underlying indexes for the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of each Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The Funds commenced operations on April 28, 2015, and as of the date of this report, the Funds do not have a full calendar quarter of data after the inception date of the Funds for which to disclose premium and discount information.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 335 funds (as of July 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director of BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director of BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-713-0715

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-four series of the Registrant for which the fiscal year-end is July 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $700,900 for the fiscal year ended July 31, 2014 and $751,470 for the fiscal year ended July 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2014 and July 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations were $202,235 for the fiscal year ended July 31, 2014 and $201,528 for the fiscal year ended July 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2014 and July 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,518,886 for the fiscal year ended July 31, 2014 and $4,143,252 for the fiscal year ended July 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: September 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date:	September 24, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	September 24, 2015